UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21114

ProShares Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000E Bethesda, MD			20814
(Address of principal executive offices)			(Zip code)

ProShare Advisors LLC 7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(240) 497-6400

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2020

Item 1. Reports to Stockholders.

(a)         The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

May 31, 2020

Decline of the Retail Store ETF  EMTY

DJ Brookfield Global Infrastructure ETF  TOLZ

Equities for Rising Rates ETF  EQRR

Global Listed Private Equity ETF  PEX

Hedge Replication ETF  HDG

High Yield–Interest Rate Hedged  HYHG

Inflation Expectations ETF  RINF

Investment Grade–Interest Rate Hedged  IGHG

K-1 Free Crude Oil Strategy ETF*  OILK

Large Cap Core Plus  CSM

Long Online/Short Stores ETF  CLIX

Managed Futures Strategy ETF*  FUT

Merger ETF  MRGR

Morningstar Alternatives Solution ETF  ALTS

MSCI EAFE Dividend Growers ETF  EFAD

MSCI Emerging Markets Dividend Growers ETF  EMDV

MSCI Europe Dividend Growers ETF  EUDV

Online Retail ETF  ONLN

Pet Care ETF  PAWZ

RAFITM Long/Short  RALS

Russell 2000 Dividend Growers ETF  SMDV

Russell U.S. Dividend Growers ETF  TMDV

S&P 500® Bond ETF  SPXB

S&P 500® Dividend Aristocrats ETF  NOBL

S&P 500® Ex-Energy ETF  SPXE

S&P 500® Ex-Financials ETF  SPXN

S&P 500® Ex-Health Care ETF  SPXV

S&P 500® Ex-Technology ETF  SPXT

S&P MidCap 400® Dividend Aristocrats ETF  REGL

S&P Technology Dividend Aristocrats ETF  TDV

Short Term USD Emerging Markets Bond ETF  EMSH

*  "The K-1 Free Crude Oil Strategy ETF and Managed Futures Strategy ETF funds are consolidated with Cayman Crude Oil Strategy Portfolio and Cayman Portfolio I, respectivley. A claim of exemption pursuant to the Commodity Futures Trading Commission ("CFTC") Rule 4.7 has been made by the Investment Adviser with respect to these funds. The exemption relieves these funds of certain disclosure and reporting obligations under the commodity pool rules of the CFTC."

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Trust's website (www.proshares.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.

TABLE OF CONTENTS

I	Shareholder Letter
II	Management Discussion of Fund Performance
XXXVI	Expense Examples
1	Schedule of Portfolio Investments
80	Statements of Assets and Liabilities
87	Statements of Operations
94	Statements of Changes in Net Assets
106	Financial Highlights
124	Notes to Financial Statements
149	Report of Independent Registered Public Accounting Firm
150	Liquidity Risk Management Program
151	Miscellaneous Information
152	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

During times of uncertainty such as these, we appreciate the opportunity to reaffirm our commitment to our customers, partners and associates. ProShares is focused on continually taking the necessary steps to ensure the safety of our employees and effective management of our funds. The following is the ProShares Trust Annual Report for the 12 months ended May 31, 2020.

U.S. Stocks Rise Despite Steep Pullbacks

The broad U.S. equity market rose over the reporting period but suffered historic bouts of volatility. Following an upbeat start, the market fluctuated during the third calendar quarter of 2019 as concerns about U.S.-China trade relations and the global economy resurfaced. Following several rate cuts, stocks rallied in the fourth quarter following better-than-expected economic data, reports China and the U.S. agreed to terms of a "Phase 1" trade deal, and signals that the Federal Reserve (Fed) had no plans to hike rates in 2020. During the first quarter of the new year, concerns about COVID-19 (coronavirus) sent stock prices on a widespread downturn. The DJIA® (Dow® ) Index and S&P 500® Index posted their worst first-quarter returns on record. To support the economy and markets, the Fed cut its fed funds rate target to 0.00%-0.25%. Lawmakers and the Fed proceeded to introduce programs that offered trillions of dollars in combined stimulus package. In a sharp April rebound, the Dow and S&P 500 delivered their largest monthly returns since 1987. Stocks also rallied in May as states announced plans to ease COVID-19 lockdowns, but economic uncertainties lingered.

Over the 12 months, the large-cap S&P 500 Index rose 12.8%, and the Dow gained 4.8%. The S&P MidCap 400® dropped 0.8%. The small-cap Russell 2000® Index declined 3.5%. Eight of 10 Dow Jones U.S. Industry Index sectors rose. The best performers were technology (+39.1%), healthcare (+22.7%) and consumer goods (+11.5%). The biggest laggards were oil & gas (-30.7%) and financials (-5.4%).

International Equities Lag

Stock markets outside the U.S. also plunged in the first quarter. Most posted negative returns for the reporting period: The MSCI EAFE Index, which tracks developed markets outside North America, fell 2.8%. The MSCI Europe Index dropped 4.4%, but the MSCI Japan Index rose 7.0%. Japanese stocks rallied in May after Japan lifted emergency measures intended to reduce

COVID-19 transmission. The FTSE China 50 Index declined 0.27%. The MSCI Emerging Markets Index fell 4.4%.

U.S. Treasury Bonds Rally

Economic uncertainty and the Fed's stimulus bolstered demand for investment-grade bonds. Over the 12 months, the Bloomberg Barclays US Aggregate Bond Index® returned 9.4%. The Ryan Labs Treasury 30-Year and 10-Year Indexes rose 31.9% and 16.1%, respectively. Investment-grade corporate bonds, as measured by the Markit iBoxx $ Liquid Investment Grade Index, gained 12.4%, but their high yield peers rose only 1.4%, based on the Markit iBoxx $ Liquid High Yield Index.

Economy Slows

The pandemic jolted the global economy. In the U.S., first-quarter real GDP contracted 5% annualized. National unemployment for May was 13.3%. The U.S. dollar rose 1.8% against a basket of currencies over the reporting period, based on the Bloomberg Dollar Spot Index.

ProShares Assets Rise

During the 12 months, ProShares' assets under management rose from $27.7 billion to $35.6 billion. In late 2019, two new ETFs were added to the ProShares Dividend Growth fund lineup with the tickers TDV and TMDV. One focusing on U.S. technology and the other on the Russell 3000, which represents the total U.S. market. During uncertain markets like the current, many investors turn to ProShares ETFs due to its breadth of investment choices across diverse market segments, enabling investors to adapt their investments to their latest market views. We thank you for the trust and confidence you have placed in us by choosing ProShares and appreciate the opportunity to continue serving your investing needs.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustee

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: MAY 31, 2020 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

Investment Strategies and Techniques — Strategic Funds:

Thirty (31) ProShares Strategic exchange-traded funds ("ETFs") were in existence for the entire period covered by this annual report, and two ProShares Strategic ETFs were launched during this period (each ProShares Strategic ETF, a "Fund" and, collectively, the "Funds").

Certain Funds are designed to match, before fees and expenses, the performance of an underlying index1 both on a single day and over time (each a "Matching Fund" and, collectively, the "Matching Funds").2 Other Funds are actively managed and are designed to meet a specified investment objective (each, an "Actively Managed Fund" and collectively, the "Actively Managed Funds").3

ProShares Decline of the Retail Store ETF (EMTY) seeks capital appreciation from the decline of bricks and mortar retailers through short exposure (-1x) to the index. The Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark that is the inverse (-1x) of its underlying index for a single day, not for any other period. This means that the Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The return of the Fund for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Fund's index for that period. During periods of higher market volatility, the volatility of the Fund's index may affect the Fund's return as much as or more than the return of the index.

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Matching Fund and ProShares Decline of the Retail Store ETF (EMTY). Using this approach, PSA determines the type, quantity and mix of investment positions that a Matching Fund and ProShares Decline of the Retail Store ETF (EMTY) should hold to approximate the daily performance of its index.

When managing the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY), PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis; forecast market movements, trends or market conditions; or take defensive positions in managing assets of the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY). When managing the Active Funds, PSA uses its discretion to invest the assets of each Fund in the manner it believes is best suited to meet the Fund's investment objective.

ProShares Long Online/Short Stores ETF (CLIX), ProShares Large Cap Core Plus (CSM), ProShares Decline of the Retail Store ETF (EMTY), ProShares Managed Futures Strategy ETF (FUT), ProShares Hedge Replication ETF (HDG), ProShares High Yield-Interest Rate Hedged (HYHG), ProShares Investment Grade-Interest Rate Hedged (IGHG), ProShares Merger ETF (MRGR), ProShares RAFITM Long/Short (RALS), and ProShares Inflation Expectations ETF (RINF) make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, credit default swaps, futures contracts, forward contracts, and similar instruments (collectively, "derivatives"). Funds using derivatives are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments to meet its contractual obligations) on the amount a Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the risk that a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and with respect to the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) increased correlation risk (i.e., the risk that a Fund may not be able to achieve a high degree of correlation with its index or the inverse thereof). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate counterparty risk by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering a Fund's return.

Although ProShares Morningstar Alternatives Solution ETF (ALTS) seeks to achieve its investment objective by investing primarily in underlying ProShares ETFs and does not directly invest in derivatives, certain of its underlying ProShares ETFs may obtain investment exposure through derivatives which in turn subjects ALTS to the risks associated with the use of derivatives.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20204:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by a Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by a Fund associated with cash and, in certain cases, derivative

1  The term "index" as used herein includes the Merrill Lynch Factor Model-Exchange Series benchmark.

2  As of May 31, 2020, the Matching Funds are: ProShares Morningstar Alternatives Solution ETF (ALTS); ProShares DJ Brookfield Global Infrastructure ETF (TOLZ); ProShares Global Listed Private Equity ETF (PEX); ProShares Large Cap Core Plus (CSM); ProShares S&P 500 Dividend Aristocrats ETF (NOBL); ProShares S&P MidCap 400 Dividend Aristocrats ETF (REGL); ProShares Russell 2000 Dividend Growers ETF (SMDV); ProShares MSCI EAFE Dividend Growers ETF (EFAD); ProShares High Yield-Interest Rate Hedged (HYHG); ProShares Investment Grade-Interest Rate Hedged (IGHG); ProShares Short Term USD Emerging Markets Bond ETF (EMSH); ProShares Hedge Replication ETF (HDG); ProShares Merger ETF (MRGR); ProShares RAFITM Long/Short (RALS); ProShares S&P 500 Ex-Energy ETF (SPXE); ProShares S&P 500 Ex-Financials ETF (SPXN); ProShares S&P 500 Ex-Technology ETF (SPXT); ProShares S&P 500 Ex-Health Care ETF (SPXV); ProShares MSCI Emerging Markets Dividend Growers ETF (EMDV); ProShares MSCI Europe Dividend Growers ETF (EUDV); ProShares Inflation Expectations ETF (RINF); ProShares Equities for Rising Rates ETF (EQRR); ProShares Long Online/Short Stores ETF (CLIX); ProShares S&P 500 Bond ETF (SPXB); ProShares Online Retail ETF (ONLN); ProShares Russell U.S. Dividend Growers ETF (TMDV), and ProShares S&P 500 Technology Dividend Aristocrats ETF (TDV).

3  As of May 31, 2020, the Actively Managed Funds are ProShares K-1 Free Crude Oil Strategy ETF (OILK); and ProShares Managed Futures Strategy ETF (FUT).

4  Past performance is not a guarantee of future results.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2020 :: III

positions; stock dividends, premiums and bond yields paid or earned by a Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by a Fund and their correlation to the relevant index or asset fees, expenses, and transaction costs; the volatility of a Fund's index (and its impact on compounding); and other miscellaneous factors.

•  Index Performance: The performance of each Matching Fund's index and ProShares Decline of the Retail Store ETF's index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.5

•   Active Management: The ability of PSA to successfully select investments and make investment decisions that are suited to achieving an Active Fund's investment objective is a principal factor driving an Active Fund's performance.

•   Compounding of Daily Returns and Volatility: ProShares Decline of the Retail Store ETF (EMTY) seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark that is the inverse (-1x) of its underlying index for a single day only, not for any other period. For longer periods, performance may be greater than or less than the inverse of the Fund's index performance over the period, before fees and expenses. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on a geared fund. In general, during periods of higher index volatility, compounding will cause the Fund's performance for periods longer than a single day to be more or less than the inverse (-1x) of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), the Fund's returns over longer periods can be higher than the inverse (-1x) of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with derivatives; c) other Fund expenses; d) dividends paid with respect to the securities in the index, e) the index's volatility; and f) the index's performance. Longer holding periods, higher index volatility and inverse exposure each exacerbates the impact of compounding on the Fund's performance. During periods of higher index volatility, the volatility of the Fund's index may affect the Fund's return as much as or more than the return of its index. Daily volatility for the U.S. equity markets increased from a year ago. The volatility for the S&P 500 for the year ended May 31, 2020, was 32.96%, which was higher than the prior year's volatility of 15.24%. The volatility of the Fund's index was 20.94%.

•  Financing Rates Associated with Derivatives: The performance of Funds that use derivatives was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Forward and swap financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate ("LIBOR") plus or minus a negotiated spread. The one-week LIBOR depreciated from 2.39% to 0.09% during the fiscal year. The one-month LIBOR also decreased during the fiscal year from 2.43% to 0.18%. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds that provide inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and, with the exception of certain of the Matching and Active Funds, may generally be higher and thus have a more negative impact on Fund performance compared to many traditional index-based funds. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that seek to return the inverse of its index's return, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than assets held by other Funds. Daily repositioning of the portfolio of ProShares Decline of the Retail Store ETF (EMTY) to maintain exposure consistent with its investment objective and high levels of shareholder creation and redemption activity may lead to commensurate increases in portfolio transactions and transaction costs, which negatively impact the Fund's daily NAV.

•  Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) may also obtain exposure to securities not contained in their respective index or in financial instruments. ProShares Decline of the Retail Store ETF (EMTY) may obtain exposure to securities not contained in its index or in financial instruments with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of its index.

In addition, certain Matching Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

5  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) negatively impact the performance of those Funds relative to their respective indexes. Performance of each Matching Fund and ProShares Decline of the Retail Store ETF (EMTY) will generally differ from the performance of the Fund's index.

IV :: MAY 31, 2020 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Decline of the Retail Store ETF (the "Fund") seeks capital appreciation from the decline of bricks and mortar retailers through short exposure (–1x) to the Solactive-ProShares Bricks and Mortar Retail Store Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. For the year ended May 31, 2020, the Fund had a total return of –12.50%1. For the same period, the Index had a total return of –2.64%2 and a volatility of 20.94%. For the period, the Fund had an average daily volume of 28,293 shares.

The Fund invests in financial instruments that ProShare Advisors LLC (the "Advisor") believes, in combination, should produce daily returns consistent with the Funds' investment objective. The Index is constructed and maintained by Solactive AG. The Index seeks to measure the performance of publicly traded "bricks and mortar" retail companies whose retail revenue is derived principally from in-store sales. Short exposure may be attractive to investors who believe bricks and mortar stores face threats from ongoing trends, such as the growth of online shopping and markets oversaturated with stores. Companies must derive more than 50% of their global revenues from retail operations and more than 75% of their retail revenues from in-store sales to be included in the Index. In addition a company must be domiciled in the US; its securities must be listed on a U.S. stock exchange and must meet certain liquidity and market capitalization requirements. The Index includes only U.S. companies. The Index is rebalanced monthly to equal weight and reconstituted in June each year.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Decline of the Retail Store ETF from November 14, 2017 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (11/14/17)
ProShares Decline of the Retail Store ETF	-12.50%	-5.21%
Solactive-ProShares Bricks and Mortar Retail Store Index	-2.64%	-2.52%

Expense Ratios**

Fund	Gross	Net
ProShares Decline of the Retail Store ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Solactive-ProShares Bricks and Mortar Retail
Store Composite Index – Composition

% of Index
Consumer Discretionary	83.3%
Consumer Staples	14.6%
Materials	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: DECLINE OF THE RETAIL STORE ETF EMTY :: V

ProShares DJ Brookfield Global Infrastructure ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of –4.55%1. For the same period, the Index had a total return of –4.83%2 and a volatility of 30.83%. For the period, the Fund had an average daily volume of 23,391 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies domiciled globally that qualify as "pure-play" infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares DJ Brookfield Global Infrastructure ETF from March 25, 2014 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (3/25/14)
ProShares DJ Brookfield Global Infrastructure ETF	-4.55%	1.93%	3.51%
Dow Jones Brookfield Global Infrastructure Composite Index	-4.83%	1.53%	3.16%

Expense Ratios**

Fund	Gross	Net
ProShares DJ Brookfield Global Infrastructure ETF	0.46%	0.46%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	91%
Closed End Funds	1%
Master Limited Partnership	7%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	9.6%
Enbridge, Inc.	6.1%
Crown Castle International Corp.	6.0%
Vinci SA	4.3%
National Grid plc	4.0%

Dow Jones Brookfield Global Infrastructure Composite Index – Composition

% of Index
Utilities	36.8%
Energy	27.1%
Real Estate	18.8%
Industrials	13.9%
Consumer Services	2.9%
Financials	0.5%

Dow Jones Brookfield Global Infrastructure Composite Index – Country

% of Index
United States	52.5%
Canada	14.1%
United Kingdom	6.5%
France	5.7%
Hong Kong	5.6%
Spain	4.8%
Australia	4.3%
Italy	3.3%
Japan	1.6%
Others	1.2%
New Zealand	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Equities for Rising Rates ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Nasdaq U.S. Large Cap Equities for Rising Rates Index (the "Index"). The goal of the Index is to provide relative outperformance, as compared to traditional large-cap indexes, during periods of rising U.S. Treasury rates. For the year ended May 31, 2020, the Fund had a total return of –21.31%1. For the same period, the Index had a total return of –21.00%2 and a volatility of 47.88%. For the period, the Fund had an average daily volume of 869 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by The Nasdaq Group, Inc. (the "Index Provider). The component securities of the Index are selected by the Index Provider from a universe of the 500 largest companies (based on market capitalization) listed on U.S. stock exchanges. The Index consists of 50 companies whose stock prices historically have tended to outperform the Universe during periods of rising interest rates.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Equities for Rising Rates ETF from July 24, 2017 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (7/24/17)
ProShares Equities for Rising Rates ETF	-21.31%	-8.76%
Nasdaq U.S. Large Cap Equities for Rising Rates Index	-21.00%	-8.43%

Expense Ratios**

Fund	Gross	Net
ProShares Equities for Rising Rates ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
SVB Financial Group	3.2%
First Republic Bank	3.1%
Morgan Stanley	3.1%
State Street Corp.	3.0%
Halliburton Co.	2.9%

Nasdaq U.S. Large Cap Equities for Rising Rates Index – Composition

% of Index
Financials	28.2%
Energy	22.8%
Information Technology	21.3%
Materials	15.9%
Industrials	9.2%
Communication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: EQUITIES FOR RISING RATES ETF EQRR :: VII

ProShares Global Listed Private Equity ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of –16.27%1. For the same period, the Index had a total return of –15.94%2 and a volatility of 38.01%. For the period, the Fund had an average daily volume of 2,065 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, published by LPX AG ("LPX"), consists of up to 30 qualifying listed private equity companies. A listed private equity company is an eligible candidate for the Index if its direct private equity investments, as well as cash and cash equivalent positions and post-Initial Public Offering listed investments, represent more than 80% of the total assets of the company.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Global Listed Private Equity ETF from February 26, 2013 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (2/26/13)
ProShares Global Listed Private Equity ETF	-16.27%	0.36%	3.20%
LPX Direct Listed Private Equity Index	-15.94%	0.60%	3.60%

Expense Ratios**

Fund	Gross	Net
ProShares Global Listed Private Equity ETF	3.75%	3.13%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	85%
Closed End Funds	12%
Master Limited Partnership	2%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company		% of Net Assets
Ares Capital Corp.		10.2%
Onex Corp.		10.0%
3	i Group plc	9.9%
Wendel SE		6.2%
Eurazeo SE		5.1%

LPX Direct Listed Private Equity
Index – Country

% of Index
United States	46.8%
United Kingdom	16.7%
France	11.3%
Canada	10.0%
Switzerland	4.9%
Germany	3.8%
Belgium	2.9%
Guernsey	2.0%
Sweden	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: PEX GLOBAL LISTED PRIVATE EQUITY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Hedge Replication ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model — Exchange Series (the "Benchmark"). For the year ended May 31, 2020, the Fund had a total return of 2.27%1. For the same period, the Benchmark had a total return of 3.12%2 and a volatility of 9.29%. For the period, the Fund had an average daily volume of 5,507 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Benchmark. The Benchmark, sponsored by Merrill Lynch International, seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the "HFRI"). The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2000 constituent funds. In seeking to maintain a high correlation with the HFRI, the Benchmark utilizes a synthetic model to establish, each month, weighted long or short (or, in certain cases, long or flat) positions in six underlying factors ("Factors"). The Factors that comprise the Benchmark are (1) the S&P 500 Total Return Index, (2) the MSCI EAFE US Dollar Net Total Return Index, (3) the MSCI Emerging Markets US Dollar Net Total Return Index, (4) the Russell 2000 Total Return Index, (5) three-month U.S. Treasury Bills, and (6) the ProShares UltraShort Euro ETF.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in or taking short positions in the Factors of the Benchmark. These derivatives generally tracked the performance of the underlying benchmark and the Fund was generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Hedge Replication ETF from July 12, 2011 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (7/12/11)
ProShares Hedge Replication ETF	2.27%	1.16%	1.58%
Merrill Lynch Factor Model — Exchange Series Benchmark	3.12%	2.12%	2.54%

Expense Ratios**

Fund	Gross	Net
ProShares Hedge Replication ETF	1.53%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements (Long)	39%
Short Euro Futures Contracts	(17%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Merrill Lynch Factor Model – Exchange Series – Composition

% of Benchmark
Three-month U.S. Treasury Bills	52.4%
Russell 2000® Total Return Index	22.5%
MSCI EAFE USD Net Total Return Index	13.4%
MSCI Emerging Markets Free USD Net Total Return	11.0%
Proshares Ultrashort Euro ETF	8.3%
S&P 500® Total Return Index	(7.6%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Benchmark. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: HEDGE REPLICATION ETF HDG :: IX

ProShares High Yield-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of –3.32%1. For the same period, the Index had a total return of –3.58%2 and a volatility of 14.59%. For the period, the Fund had an average daily volume of 10,223 shares.

The Fund invests in a combination of financial instruments that the Advisor believes should track the performance of the Index. The Index is comprised of (a) long positions in U.S. dollar denominated high yield corporate bonds ("high yield bonds") and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the high yield bonds. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that: are fixed rate (including callable bonds); have a maximum rating of Ba1/BB+ by both Moody's Investors Service, Inc and Standard and Poor's Financial Services, LLC; and are subject to minimum issue outstanding, minimum time-to-maturity and maximum-time from issuance criteria. The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2020, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares High Yield-Interest Rate Hedged from May 21, 2013 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (5/21/13)
ProShares High Yield-Interest Rate Hedged	-3.32%	1.35%	1.17%
Citi High Yield (Treasury Rate-Hedged) Index	-3.58%	2.06%	2.01%

Expense Ratios**

Fund	Gross	Net
ProShares High Yield-Interest Rate Hedged	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
High Yield Bonds	96%
U.S. Treasury Notes Futures Contracts	(98%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
TransDigm, Inc., 6.25%, due 03/15/26	2.5%
Community Health Systems, Inc., 6.25%, due 03/31/23	1.6%
Bausch Health Cos., Inc., 7.00%, due 03/15/24	1.6%
1011778 BC ULC, 4.25%, due 05/15/24	1.5%
Netflix, Inc., 4.88%, due 04/15/28	1.4%

FTSE High Yield (Treasury Rate-Hedged)
Index – Composition

% of High Yield Bonds
Industrials	45.7%
Financials	43.3%
Utilities	11.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Inflation Expectations ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of –9.16%1. For the same period, the Index had a total return of –9.77%2 and a volatility of 19.94%. For the period, the Fund had an average daily volume of 16,800 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index serves a third position, which is a cash equivalent security that represents the repo rate earned on the short position. The Index is designed to measure the performance of the Break Even Rate of Inflation. The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the fixed income securities underlying the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's Advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Inflation Expectations ETF from January 10, 2012 to May 31, 2020, assuming the reinvestment of distributions.

Index performance through April 17, 2016 reflects the performance of the Credit Suisse 30-Year Inflation Breakeven Index. Index performance beginning on April 18, 2016 reflects the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (1/10/12)
ProShares Inflation Expectations ETF	-9.16%	-2.85%	-4.23%
FTSE 30-Year TIPS (Treasury Rate-Hedged) Index	-9.77%	-3.47%	-4.09%

Expense Ratios**

Fund	Gross	Net
ProShares Inflation Expectations ETF	1.75%	0.30%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	82%
Swap Agreements (Long)	20%
Swap Agreements (Long exposure to inverse index)	(149%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE 30-Year TIPS (Treasury Rate-Hedged)
Index – Composition

% of Index
30-Year Treasury Inflation-Protected Securities (TIPS) Bond	100%
30-Year U.S. Treasury Bond	(149%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: INFLATION EXPECTATIONS ETF RINF :: XI

ProShares Investment Grade-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of –1.73%1. For the same period, the Index had a total return of –2.64%2 and a volatility of 11.13%. For the period, the Fund had an average daily volume of 30,236 shares.

The Fund invests in a combination of financial instruments that The Advisor believes should track the performance of the Index. The Index is comprised of (a) long positions in USD-denominated investment grade corporate bonds issued by both U.S. and foreign domiciled companies; and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the investment grade bonds. Currently, the bonds eligible for inclusion in the Index include all investment grade bonds that are issued by U.S. and internationally domiciled companies that: are fixed rate; have a minimum rating of Baa3/BBB- by both Moody's Investors Service, Inc. and Standard and Poor's Financial Services, LLC; have a minimum face amount outstanding of $1 billion; and have at least five and a half (5.5) years until maturity. The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2020, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Investment Grade-Interest Rate Hedged from November 5, 2013 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (11/5/13)
ProShares Investment Grade-Interest Rate Hedged	-1.73%	1.71%	1.42%
FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index	-2.64%	1.69%	1.57%

Expense Ratios**

Fund	Gross	Net
ProShares Investment Grade-Interest Rate Hedged	0.30%	0.30%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	95%
U.S. Treasury Notes/Bonds Futures Contracts	(96%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Goldman Sachs Group, Inc. (The), 6.75%, due 10/01/37	1.9%
Pfizer, Inc., 7.20%, due 03/15/39	1.7%
Citigroup, Inc., 4.45%, due 09/29/27	1.6%
Barclays plc, 4.38%, due 01/12/26	1.2%
JPMorgan Chase & Co., 5.50%, due 10/15/40	1.1%

FTSE Corporate Investment Grade (Treasury Rate-Hedged)
Index – Composition

% of High Yield Bond
Industrials	45.7%
Financials	43.3%
Utilities	11.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares K-1 Free Crude Oil Strategy ETF (the "Fund") seeks to provide total return through actively managed exposure to the West Texas Intermediate ("WTI") crude oil futures markets. This actively managed Fund uses the WTI as a performance benchmark (the "Benchmark"). For the year ended May 31, 2020, the Fund had a total return of –65.09%1. For the same period, the Benchmark had a total return of –55.98%2 and a volatility of 59.00%. For the period, the Fund had an average daily volume of 31,871 shares.

The Fund generally will not invest directly in WTI crude oil futures. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Fund's Advisor and invests directly in WTI crude oil futures. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940. The Fund's investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations. The Fund will invest a significant portion of its total assets in the Subsidiary. Except as otherwise noted, references to the Fund's investment strategies and risks include the investment strategies and risks of the Subsidiary.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares K-1 Free Crude Oil Strategy ETF from September 26, 2016 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (9/26/16)
ProShares K-1 Free Crude Oil Strategy ETF	-65.09%	-24.04%
West Texas Intermediate crude oil futures markets	-55.98%	-18.04%

Expense Ratios**

Fund	Gross	Net
ProShares K-1 Free Crude Oil Strategy ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Commodity Futures Contracts (Long)	100%
Total Exposure	100%

WTI crude oil futures markets – Composition

% of Index
WTI Crude Oil	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the returns and interest earned on hypothetical fully collateralized contract positions on the commodities included in the Benchmark (WTI). The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: K-1 Free Crude Oil Strategy ETF OILK :: XIII

ProShares Large Cap Core Plus (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Credit Suisse 130/30 Large Cap Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of 7.26%1. For the same period, the Index had a total return of 7.94%2 and a volatility of 34.06%. For the period, the Fund had an average daily volume of 41,876 shares.

The Fund invests in financial instruments that Advisor believes, in combination, should track the performance of the Index. The Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of 500 leading large-cap U.S. companies by applying a rules-based ranking and weighting methodology. The Index intends to provide a representation of a quantitatively constructed 130/30 U.S. large cap equity strategy. This results in the Index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date.

During the year ended May 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Large Cap Core Plus from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Large Cap Core Plus	7.26%	8.26%	12.34%
Credit Suisse 130/30 Large Cap Index	7.94%	8.89%	13.15%

Expense Ratios**

Fund	Gross	Net
ProShares Large Cap Core Plus	0.45%	0.45%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	90%
Swap Agreements (Long)	41%
Swap Agreements (Short)	(31%)
Net Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	3.6%
Apple, Inc.	3.3%
Amazon.com, Inc.	2.4%
Facebook, Inc., Class A	1.2%
Intel Corp.	0.9%

Credit Suisse 130/30 Large Cap
Index – Composition

% of Index
Information Technology	27.0%
Health Care	15.7%
Financials	11.9%
Consumer Discretionary	10.2%
Communication Services	9.0%
Industrials	6.6%
Real Estate	5.8%
Consumer Staples	5.4%
Materials	3.4%
Utilities	2.9%
Energy	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: CSM LARGE CAP CORE PLUS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Long Online/Short Stores ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the ProShares Long Online/Short Stores Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of 34.52%1. For the same period, the Index had a total return of 34.61%2 and a volatility of 21.79%. For the period, the Fund had an average daily volume of 27,790 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by SolactiveAG. The Index consists of long positions in the online retailers included in the ProShares Online Retail Index and short positions in the "bricks and mortar" retailers included in the Solactive-ProShares Bricks and Mortar Retail Store Index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Long Online/Short Stores ETF from November 14, 2017 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

One Year	Since Inception (11/14/17)
ProShares Long Online/Short Stores ETF	34.52%	23.72%
ProShares Long Online/Short Stores Index	34.61%	23.95%

Expense Ratios**

Fund	Gross	Net
ProShares Long Online/Short Stores ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	96%
Swap Agreements (Long)	4%
Swap Agreements (Short)	(50%)
Total Exposure	50%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	22.7%
Alibaba Group Holding Ltd. (ADR)	12.0%
Etsy, Inc.	4.6%
Wayfair, Inc., Class A	4.6%
Stamps.com, Inc.	4.5%

ProShares Long Online/Short Stores Index – Composition

% of Index
Consumer Discretionary	94.4%
Consumer Staples	4.9%
Materials	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: LONG ONLINE/SHORT STORES ETF CLIX :: XV

ProShares Managed Futures Strategy ETF (the "Fund") seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets. This actively managed Fund uses the S&P® Strategic Futures Index as a performance benchmark (the "Benchmark"). For the year ended May 31, 2020, the Fund had a total return of 0.56%1. For the same period, the Benchmark had a total return of 3.15%2 and a volatility of 5.15%. For the period, the Fund had an average daily volume of 1,727 shares.

The Fund will not invest directly in Commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Portfolio I, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Fund's Advisor. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations. The Subsidiary has the same investment objective as the Fund. The Fund will invest a significant portion of its total assets in the Subsidiary. Except as otherwise noted, references to the Fund's investment strategies and risks include the investment strategies and risks of the Subsidiary.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Managed Futures Strategy ETF from February 17, 2016 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (2/17/16)
ProShares Managed Futures Strategy ETF	0.56%	0.34%
S&P® Strategic Futures Index	3.15%	2.05%

Expense Ratios**

Fund	Gross	Net
ProShares Managed Futures Strategy ETF	0.75%	0.75%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Commodity Futures
Contracts (Long)	3%
Commodity Futures
Contracts (Short)	(43%)
Currency Futures
Contracts (Long)	17%
Currency Futures
Contracts (Short)	(20%)
U.S. Treasury Notes
Futures Contracts (Long)	13%
U.S. Treasury Bonds
Futures Contracts (Long)	9%
Total Exposure	(21%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Strategic Futures
Index – Composition

Commodities Holdings	% of Benchmark
Gold	2.6%
Crude Oil	(1.1%)
Unleaded Gasoline	(1.1%)
Heating Oil	(1.3%)
Silver	(1.5%)
Natural Gas	(1.6%)
Lean Hogs	(1.9%)
Coffee	(2.0%)
Corn	(2.2%)
Sugar	(2.6%)
Copper	(2.9%)
Wheat	(2.9%)
Cotton	(3.0%)
Cocoa	(3.2%)
Live Cattle	(3.3%)
Soybeans	(3.8%)

Currency Exposure	% of Benchmark
Japanese Yen	12.7%
Austrailian Dollar	3.8%
British Pound	(4.2%)
Canadian Dollar	(6.2%)
Switzerland Franc	(8.1%)
Euro	(8.7%)
Fixed Income Holdings	% of Benchmark
10 Year Note	14.4%
30 Year Bond	6.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the returns and interest earned on hypothetical fully collateralized contract positions on the commodities included in the Benchmark (S&P SFI). The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: FUT MANAGED FUTURES STRATEGY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Merger ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P® Merger Arbitrage Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of 1.86%1. For the same period, the Index had a total return of 2.33%2 and a volatility of 9.89%. For the period, the Fund had an average daily volume of 1,905 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to produce consistent, positive returns in virtually all market environments, although there are no assurances it will achieve this result. The Index, created by Standard & Poor's® , provides exposure to up to 40 publicly announced mergers, acquisitions and/or other corporate reorganizations (the "Deals") within developed market countries through a combination of long and, in certain cases, short security positions. The Index also includes a Treasury bill component which constitutes the remainder of the Index when net exposure from included Deals is less than 100%.

During the year ended May 31, 2020, the Fund invested in swap agreements and forward currency contracts as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Merger ETF from December 11, 2012 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (12/11/12)
ProShares Merger ETF	1.86%	1.27%	0.09%
S&P Merger Arbitrage Index	2.33%	2.00%	1.09%

Expense Ratios**

Fund	Gross	Net
ProShares Merger ETF	3.49%	0.75%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	58%
Swap Agreements (Short)	(14%)
Forward Currency Contracts	(9%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Acacia Communications, Inc.	4.0%
QIAGEN NV	3.3%
Willis Towers Watson plc	3.3%
KEMET Corp.	3.1%
Ingenico Group SA	3.1%

S&P Merger Arbitrage
Index – Composition

% of Index
Information Technology	47.3%
Health Care	20.6%
Consumer Discretionary	9.9%
Financials	8.9%
Utilities	6.7%
Industrials	6.6%

Regional Exposure

% of Index
United States	90.5%
Germany	9.0%
France	0.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MERGER ETF MRGR :: XVII

ProShares Morningstar Alternatives Solution ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Morningstar® Diversified Alternatives IndexSM (the "Index"). For the year ended May 31, 2020, the Fund had a total return of –4.49%1. For the same period, the Index had a total return of –4.69%2 and a volatility of 13.99%. For the period, the Fund had an average daily volume of 702 shares.

The Fund invests in exchange traded funds ("ETFs") that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide diversified exposure to alternative asset classes. The Index consists of a comprehensive set of exchange-traded funds in the ProShares lineup that employ alternative and non-traditional strategies such as long/short, market neutral, managed futures, hedge-fund replication, private equity, infrastructure- or inflation-related investments.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Morningstar Alternatives Solution ETF from October 8, 2014 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (10/8/14)
ProShares Morningstar Alternatives Solution ETF	-4.49%	-1.01%	-0.61%
Morningstar Diversified Alternatives Index	-4.69%	-0.90%	-0.50%

Expense Ratios**

Fund	Gross	Net
ProShares Morningstar Alternatives Solution ETF	2.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Exchange Traded Funds	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
ProShares Merger ETF	26.1%
ProShares Hedge Replication ETF	25.1%
ProShares RAFITM Long/Short	11.7%
ProShares DJ Brookfield Global Infrastructure ETF	11.5%
ProShares Managed Futures Strategy ETF	10.7%

Morningstar Diversified Alternatives Index – Composition

Strategy	% of Index
Market Neutral	26.1%
Hedge Fund Replication	25.1%
Long/Short	11.7%
Infrastructure	11.5%
Managed Futures	10.7%
Private Equity	7.8%
Inflation	7.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: ALTS MORNINGSTAR ALTERNATIVES SOLUTION ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares MSCI EAFE Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the MSCI EAFE Dividend Masters Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of 2.89%1. For the same period, the Index had a total return of 3.50%2 and a volatility of 21.16%. For the period, the Fund had an average daily volume of 15,879 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI EAFE Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI EAFE Dividend Growers ETF from August 19, 2014 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year		Five Years	Since Inception (8/19/14)
ProShares MSCI EAFE Dividend Growers ETF	2.89	%**	0.59%	0.37%
MSCI EAFE Dividend Masters Index	3.50%		1.06%	0.88%

Expense Ratios***

Fund	Gross	Net
ProShares MSCI EAFE Dividend Growers ETF	0.50%	0.50%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Tokyo Century Corp.	1.7%
Intertek Group plc	1.7%
SEB SA	1.7%
St James's Place plc	1.6%
UCB SA	1.6%

MSCI EAFE Dividend Masters
Index – Composition

% of Index
Health Care	18.6%
Industrials	17.6%
Consumer Discretionary	16.1%
Consumer Staples	13.4%
Financials	11.4%
Utilities	7.4%
Real Estate	6.6%
Information Technology	4.1%
Materials	3.7%
Energy	1.1%

MSCI EAFE Dividend Masters
Index – Country

% of Index
Japan	22.3%
United kingdom	20.0%
Others	10.3%
France	9.7%
Australia	7.8%
Switzerland	7.1%
Hong Kong	6.2%
Denmark	5.3%
Ireland	3.9%
Sweden	3.7%
Germany	3.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE : MSCI EAFE DIVIDEND GROWERS ETF EFAD :: XIX

ProShares MSCI Emerging Markets Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Emerging Markets Dividend Masters Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of –16.99%1. For the same period, the Index had a total return of –16.34%2 and a volatility of 22.21%. For the period, the Fund had an average daily volume of 4,960 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Emerging Markets Index and have increased dividend payments each year for at least 7 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares MSCI Emerging Markets Dividend Growers ETF from January 25, 2016 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (1/25/16)
ProShares MSCI Emerging Markets Dividend Growers ETF	-16.99%	5.26%
MSCI Emerging Markets Dividend Masters Index	-16.34%	6.37%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI Emerging Markets Dividend Growers ETF	0.60%	0.60%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Bank Rakyat Indonesia Persero Tbk. PT	1.7%
Grupo Financiero Inbursa SAB de CV, Class O	1.6%
SK Holdings Co. Ltd.	1.6%
Larsen & Toubro Ltd.	1.6%
FirstRand Ltd.	1.6%

MSCI Emerging Markets Dividend
Masters Index – Composition

% of Index
Financials	19.8%
Consumer Staples	17.5%
Real Estate	15.9%
Industrials	10.5%
Consumer Discretionary	9.8%
Health Care	7.4%
Information Technology	5.3%
Materials	5.1%
Utilities	5.0%
Energy	3.7%

MSCI Emerging Markets Dividend Masters Index – Country

% of Index
China	33.5%
India	20.7%
South Africa	12.5%
Others	7.0%
Mexico	5.3%
Philippines	5.3%
Indonesia	5.2%
Korea	3.4%
Malaysia	2.9%
Russia	2.1%
Turkey	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares MSCI Europe Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Europe Dividend Masters Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of 4.30%1. For the same period, the Index had a total return of 5.20%2 and a volatility of 25.81%. For the period, the Fund had an average daily volume of 1,017 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Europe Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 25 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI Europe Dividend Growers ETF from September 9, 2015 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year		Since Inception (9/9/15)
ProShares MSCI Europe Dividend Growers ETF	4.30	%**	1.78%
MSCI Europe Dividend Masters Index	5.20%		2.39%

Expense Ratios***

Fund	Gross	Net
ProShares MSCI Europe Dividend Growers ETF	0.55%	0.55%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Intertek Group plc	3.2%
SEB SA	3.2%
St James's Place plc	3.1%
UCB SA	3.1%
Kerry Group plc, Class A	3.1%

MSCI Europe Dividend Masters
Index – Composition

% of Index
Health Care	19.4%
Industrials	17.3%
Consumer Discretionary	14.8%
Consumer Staples	14.7%
Financials	14.6%
Information Technology	6.6%
Materials	5.9%
Utilities	4.9%
Telecommunication Services	1.8%

MSCI Europe Dividend Masters
Index – Country

% of Index
United Kingdom	31.8%
France	15.4%
Switzerland	11.3%
Denmark	8.5%
Ireland	6.3%
Sweden	5.9%
Germany	5.9%
Netherlands	4.3%
Belgium	3.8%
Others	3.4%
Spain	3.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MSCI EUROPE DIVIDEND GROWERS ETF EUDV :: XXI

ProShares Online Retail ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the ProShares Online Retail Index (the "Index"). For the year ended May 31 2020, the Fund had a total return of 34.25%1. For the same period, the Index had a total return of 34.95%2 and a volatility of 27.56%. For the period, the Fund had an average daily volume of 25,658 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by Solactive AG. The Index is designed to measure the performance of publicly traded companies that principally sell online or through other non-store sales channels, such as through mobile or app purchases, rather than through "brick and mortar" store locations ("Online Retailers"). The Index may include U.S. and non-U.S. companies. To be included in the Index, an online retailer's securities must be listed on a U.S. stock exchange, must have a minimum market capitalization of $500 million and must meet certain liquidity requirements. Non-U.S. companies may not make up more than 25% of the Index. Companies are weighted in the Index using a modified market capitalization approach.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Online Retail ETF from July 13, 2018 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (7/13/18)
ProShares Online Retail ETF	34.25%	9.33%
ProShares Online Retail Index	34.95%	9.91%

Expense Ratios**

Fund	Gross	Net
ProShares Online Retail ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	23.6%
Alibaba Group Holding Ltd. (ADR)	12.4%
Etsy, Inc.	4.8%
Wayfair, Inc., Class A	4.8%
Stamps.com, Inc.	4.7%

ProShares Online Retail
Index – Composition

% of Index
Consumer Discretionary	100%

XXII :: ONLN ONLINE RETAIL ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Pet Care ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FactSet Pet Care Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of 18.79%1. For the same period, the Index had a total return of 19.56%2 and a volatility of 28.41%. For the period, the Fund had an average daily volume of 10,017 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index consists of U.S. and international companies that potentially stand to benefit from interest in, and resources spent on, pet ownership. The Fund intends to hold each security in approximately the same proportion as its weighting in the Index. The Index consists primarily of companies whose principal business is pet-care related (i.e., they derive significant revenue from pet care-related products or services), as determined in accordance with the Index methodology. The Index is owned and administered by FactSet Research Systems, Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Pet Care ETF from November 5, 2018 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (11/5/18)
ProShares Pet Care ETF	18.79%	11.59%
FactSet Pet Care IndexTM	19.56%	12.22%

Expense Ratios**

Fund	Gross	Net
ProShares Pet Care ETF	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Zoetis, Inc.	10.4%
IDEXX Laboratories, Inc.	10.0%
Freshpet, Inc.	9.5%
Dechra Pharmaceuticals plc	9.2%
Chewy, Inc., Class A	8.2%

FactSet Pet Care Index – Composition

% of Index
Health Care	51.0%
Consumer Staples	24.9%
Consumer Discretionary	18.3%
Financials	5.8%

FactSet Pet Care Index – Country

% of Index
United States	70.7%
United Kingdom	16.3%
Switzerland	4.2%
Germany	3.2%
France	2.9%
Japan	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: PET CARE ETF PAWZ :: XXIII

ProShares RAFITM Long/Short (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE RAFITM US 1000 Long/Short Total Return Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of –7.50%1. For the same period, the Index had a total return of –6.77%2 and a volatility of 5.48%. For the period, the Fund had an average daily volume of 966 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by FTSE International Limited. The Index allocates an equal dollar amount to both long and short equity positions each time that the Index rebalances. The long position of the index consists of the equity securities in the FTSE RAFI US 1000 Total Return Index (the "Long Index"), and the short position of the Index consists of short-positions in the securities included in the Russell 1000 Total Return Index. The Long Index is a "fundamental" index which uses non-price measures of company size (such as sales, dividends, cash flow or book value) to select and weight the securities in the Long Index. The Short Index is a capitalization weighted index. Capitalization-weighted indexes weight securities based on the price of the securities in the index and not fundamental factors. The Index leverages a theory that index weighting based on market capitalization (i.e., price) results in overweighting of overpriced securities and underweighting of underpriced securities.

During the year ended May 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of the underlying index and the Fund was generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares RAFITM Long/Short from December 2, 2010 to May 31, 2020, assuming the reinvestment of distributions.

  Index performance through February 29, 2016 reflects the performance of the RAFI® US Equity Long/Short Index. Index performance beginning on March 1, 2016 reflects the performance of the FTSE RAFI US 1000 Long/Short Total Return Index.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (12/2/10)
ProShares RAFITM Long/Short	-7.50%	-3.43%	-1.05%
FTSE RAFI US 1000 Long/Short Total Return Index	-6.77%	-2.47%	0.04%

Expense Ratios**

Fund	Gross	Net
ProShares RAFITM Long/Short	2.55%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements (Long)	8%
Swap Agreements (Short)	(105%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	2.9%
Exxon Mobil Corp.	2.1%
AT&T, Inc.	1.9%
Microsoft Corp.	1.9%
Verizon Communications, Inc.	1.7%

FTSE RAFI US 1000 Long/Short Total
Return Index – Composition

% of Index
Information Technology	20.2%
Health Care	14.3%
Financials	13.3%
Consumer Discretionary	10.2%
Communication Services	9.8%
Industrials	8.9%
Consumer Staples	7.9%
Energy	5.2%
Utilities	3.8%
Real Estate	3.2%
Materials	3.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: RALS RAFITM LONG/SHORT :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Russell 2000 Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Russell 2000 Dividend Growth Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of -10.96%1. For the same period, the Index had a total return of –10.45%2 and a volatility of 38.49%. For the period, the Fund had an average daily volume of 75,534 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by FTSE International Limited, targets companies that are currently members of the Russell 2000 Index, have increased dividend payments each year for at least 10 consecutive years and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Russell 2000 Dividend Growers ETF from February 3, 2015 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (2/3/15)
ProShares Russell 2000 Dividend Growers ETF	-10.96%	6.73%	6.09%
Russell 2000 Dividend Growth Index	-10.45%	7.22%	6.58%

Expense Ratios**

Fund	Gross	Net
ProShares Russell 2000 Dividend Growers ETF	0.40%	0.40%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Utah Medical Products, Inc.	2.1%
Stepan Co.	2.0%
Hillenbrand, Inc.	2.0%
Quaker Chemical Corp.	1.9%
Southwest Gas Holdings, Inc.	1.9%

Russell 2000 Dividend Growth
Index – Composition

% of Index
Utilities	23.9%
Industrials	18.2%
Financials	14.3%
Consumer Staples	12.9%
Materials	9.4%
Health Care	8.7%
Real Estate	4.7%
Information Technology	3.4%
Consumer Discretionary	3.3%
Communication Services	1.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: RUSSELL 2000 DIVIDEND GROWERS ETF SMDV :: XXV

ProShares Russell U.S. Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Russell 3000® Dividend Elite Index (the "Index"). From inception on November 5, 2019 to May 31, 2020, the Fund had a total return of –8.62%1. For the same period, the Index had a total return of –14.09%2 and a volatility of 33.59%. For the period, the Fund had an average daily volume of 1,369 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by FTSE International Limited, targets companies that are currently members of the Russell 3000 Index, have increased dividend payments each year for at least 35 years and meet certain liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted. As of each quarterly rebalance date, no single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Russell U.S. Dividend Growers ETF from November 5, 2019 to May 31, 2020, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/20

Since Inception (11/5/19)
ProShares Russell U.S. Dividend Growers ETF	-8.62%
Russell 3000® Dividend Elite Index	-8.22%

Expense Ratios**

Fund	Gross	Net
ProShares Russell U.S. Dividend Growers ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 4, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Nordson Corp.	2.0%
Lowe's Cos., Inc.	1.9%
S&P Global, Inc.	1.9%
Clorox Co. (The)	1.8%
Abbott Laboratories	1.8%

Russell 3000 Dividend Elite
Index – Composition

% of Index
Consumer Staples	21.4%
Industrials	18.5%
Materials	13.1%
Financials	13.0%
Utilities	12.8%
Consumer Discretionary	8.0%
Health Care	6.6%
Energy	2.6%
Communication Services	1.6%
Information Technology	1.4%
Real Estate	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: TMDV RUSSELL U.S. DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Bond ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P 500®/MarketAxess® Investment Grade Corporate Bond Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of 11.97%1. For the same period, the Index had a total return of 11.61%2 and a volatility of 9.62%. For the period, the Fund had an average daily volume of 3,596 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Fund seeks to invest substantially all of its assets in the bonds included in the Index. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index consists exclusively of investment grade bonds issued by companies in the S&P500, the most widely used U.S. equity benchmark.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares S&P 500® Bond ETF from May 1, 2018 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (5/1/18)
ProShares S&P 500® Bond ETF	11.97%	9.82%
S&P 500®/MarketAxess® Investment Grade Corporate Bond Index	11.61%	9.78%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Bond ETF	0.15%	0.15%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Citigroup, Inc., 2.35%, due 08/02/21	2.2%
Walmart, Inc., 3.55%, due 06/26/25	1.8%
AT&T, Inc., 5.25%, due 03/01/37	1.7%
AT&T, Inc., 3.40%, due 05/15/25	1.4%
Microsoft Corp., 2.38%, due 02/12/22	1.4%

S&P 500®/MarketAxess® Investment Grade Corporate Bond
Index – Composition

% of Index
Industrials	62.2%
Financials	28.1%
Utilities	9.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® BOND ETF SPXB :: XXVII

ProShares S&P 500 Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P 500® Dividend Aristocrats® Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of 5.22%1. For the same period, the Index had a total return of 5.58%2 and a volatility of 32.60%. For the period, the Fund had an average daily volume of 790,585 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P 500®, have increased dividend payments each year for at least 25 years, and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares S&P 500 Aristocrats ETF from October 9, 2013 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (10/9/13)
ProShares S&P 500® Dividend Aristocrats ETF	5.22%	8.12%	10.20%
S&P 500 Dividend Aristocrats Index	5.58%	8.56%	10.65%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Dividend Aristocrats ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Lowe's Cos., Inc.	1.9%
Carrier Global Corp.	1.8%
Pentair plc	1.8%
Albemarle Corp.	1.7%
Roper Technologies, Inc.	1.7%

S&P 500 Dividend Aristocrats
Index – Composition

% of Index
Industrials	25.5%
Consumer Staples	18.7%
Materials	13.0%
Consumer Discretionary	11.0%
Financials	10.4%
Health Care	8.5%
Real Estate	4.5%
Energy	2.9%
Utilities	2.6%
Information Technology	1.5%
Communication Services	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: NOBL S&P 500® DIVIDEND ARISTOCRATS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Ex-Energy ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex- Energy Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of 14.62%1. For the same period, the Index had a total return of 14.95%2 and a volatility of 32.67%. For the period, the Fund had an average daily volume of 2,030 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should trade the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Energy Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Energy ETF from September 22, 2015 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Energy ETF	14.62%	12.99%
S&P 500® Ex-Energy Index	14.95%	13.35%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Energy ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	5.7%
Apple, Inc.	5.4%
Amazon.com, Inc.	4.1%
Facebook, Inc., Class A	2.2%
Alphabet, Inc., Class A	1.7%

S&P 500 Ex-Energy Index – Composition

% of Index
Information Technology	27.0%
Health Care	15.7%
Communication Services	11.3%
Consumer Discretionary	10.9%
Financials	10.8%
Industrials	8.2%
Consumer Staples	7.3%
Utilities	3.3%
Real Estate	2.9%
Materials	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-ENERGY ETF SPXE :: XXIX

ProShares S&P 500® Ex-Financials ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Financials and Real Estate Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of 16.19%1. For the same period, the Index had a total return of 16.53%2 and a volatility of 32.03%. For the period, the Fund had an average daily volume of 627 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Financials and Real Estate Sectors. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Financials ETF from September 22, 2015 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Financials ETF	16.19%	12.90%
S&P 500® Ex-Financials and Real Estate Index	16.53%	13.23%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Financials ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	6.4%
Apple, Inc.	6.0%
Amazon.com, Inc.	4.6%
Facebook, Inc., Class A	2.5%
Alphabet, Inc., Class A	2.0%

S&P 500 Ex-Financials and Real Estate
Index – Composition

% of Index
Information Technology	30.2%
Health Care	17.6%
Communication Services	12.6%
Consumer Discretionary	12.2%
Industrials	9.2%
Consumer Staples	8.2%
Utilities	3.7%
Energy	3.4%
Materials	2.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXX :: SPXN S&P 500® EX-FINANCIALS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Ex-Health Care ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Health Care Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of 11.21%1. For the same period, the Index had a total return of 11.47%2 and a volatility of 33.98%. For the period, the Fund had an average daily volume of 428 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Health Care Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Health Care ETF from September 22, 2015 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Health Care ETF	11.21%	12.23%
S&P 500® Ex-Health Care Index	11.47%	12.59%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Health Care ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	6.5%
Apple, Inc.	6.2%
Amazon.com, Inc.	4.7%
Facebook, Inc., Class A	2.5%
Alphabet, Inc., Class A	2.0%

S&P 500 Ex-Health Care
Index – Composition

% of Index
Information Technology	30.9%
Communication Services	12.9%
Consumer Discretionary	12.4%
Financials	12.3%
Industrials	9.4%
Consumer Staples	8.4%
Utilities	3.8%
Energy	3.5%
Real Estate	3.4%
Materials	3.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-HEALTH CARE ETF SPXV :: XXXI

ProShares S&P 500® Ex-Technology ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Information Technology Index (the "Index")**. For the year ended May 31, 2020, the Fund had a total return of 5.64%1. For the same period, the Index had a total return of 4.27%2 and a volatility of 32.41%. For the period, the Fund had an average daily volume of 814 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Information Technology Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Technology ETF from September 22, 2015 to May 31, 2020, assuming the reinvestment of distributions.

  Index performance through September 21, 2018 reflects the performance of the S&P 500 Ex-Information Technology & Telecommunication Services Index. Index performance beginning on September 22, 2018 reflects the performance of the S&P 500 Ex-Information Technology Index.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Technology ETF	5.64%	8.70%
S&P 500 Ex-Information Technology Index	4.27%	8.55%

Expense Ratios***

Fund	Gross	Net
ProShares S&P 500® Ex-Technology ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	5.4%
Facebook, Inc., Class A	2.9%
Alphabet, Inc., Class A	2.3%
Alphabet, Inc., Class C	2.3%
Johnson & Johnson	2.1%

S&P 500 Ex-Information Technology
Index – Composition

% of Index
Health Care	20.6%
Communication Services	14.9%
Consumer Discretionary	14.3%
Financials	14.1%
Industrials	10.8%
Consumer Staples	9.7%
Utilities	4.4%
Energy	4.0%
Real Estate	3.8%
Materials	3.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P MidCap 400® Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Dividend Aristocrats Index (the "Index"). For the year ended May 31, 2020, the Fund had a total return of –2.77%1. For the same period, the Index had a total return of –2.46%2 and a volatility of 35.31%. For the period, the Fund had an average daily volume of 75,881 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P MidCap 400® Index, have increased dividend payments each year for at least 15 years, and meet certain market capitalization and liquidity requirements. The Index contains all companies meeting these requirements with a minimum of 40 stocks which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in S&P MidCap 400 Dividend Aristocrats ETF from February 3, 2015 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (2/3/15)
ProShares S&P MidCap 400® Dividend Aristocrats ETF	-2.77%	7.42%	7.17%
S&P MidCap 400 Dividend Aristocrats Index	-2.46%	7.79%	7.56%

Expense Ratios**

Fund	Gross	Net
ProShares S&P MidCap 400® Dividend Aristocrats ETF	0.40%	0.40%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Aaron's, Inc.	2.7%
Nu Skin Enterprises, Inc., Class A	2.6%
Polaris, Inc.	2.5%
Prosperity Bancshares, Inc.	2.3%
Bank OZK	2.2%

S&P MidCap 400 Dividend Aristocrats
Index – Composition

% of Index
Financials	28.6%
Industrials	24.1%
Utilities	14.6%
Consumer Staples	10.1%
Materials	9.6%
Consumer Discretionary	5.2%
Communication Services	3.9%
Real Estate	3.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF REGL :: XXXIII

ProShares S&P Technology Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P Technology Dividend Aristocrats Index (the "Index"). From inception on November 5, 2019 to May 31, 2020, the Fund had a total return of 0.98%1. For the same period, the Index had a total return of 2.25%2 and a volatility of 36.96%. For the period, the Fund had an average daily volume of 6,259 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies from the U.S. technology sector and select U.S. technology-related companies from the communication services and consumer discretionary sectors. To be included in the Index, a company must have increased dividend payments each year for at least 7 years, its shares must be listed on a U.S. national securities exchange, and it must meet certain minimum liquidity requirements. The Index contains a minimum of 25 stocks which are equally weighted. If there are fewer than 25 stocks with at least 7 consecutive years of dividend growth the Index will include companies with shorter dividend growth histories.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in S&P Technology Dividend Aristocrats Index from November 5, 2019 to May 31, 2020, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/20

Since Inception (11/5/19)
ProShares S&P Technology Dividend Aristocrats ETF	0.98%
S&P Technology Dividend Aristocrats Index	1.26%

Expense Ratios**

Fund	Gross	Net
ProShares S&P Technology Dividend Aristocrats ETF	0.45%	0.45%

**Reflects the expense ratio as reported in the Prospectus dated October 4, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Expedia Group, Inc.	3.1%
NVIDIA Corp.	3.0%
Microchip Technology, Inc.	2.9%
Littelfuse, Inc.	2.9%
TE Connectivity Ltd.	2.9%

S&P Technology Dividend Aristocrats Index – Composition

% of Index
Information Technology	91.9%
Consumer Discretionary	5.6%
Communication Services	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXIV :: TDV S&P TECHNOLOGY DIVIDEND ARISTOCRATS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Term USD Emerging Markets Bond ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the DBIQ Short Duration Emerging Market Bond Index. (the "Index"). For the year ended May 31, 2020, the Fund had a total return of –2.32%1. For the same period, the Index had a total return of –1.47%2 and a volatility of 4.67%. For the period, the Fund had an average daily volume of 492 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is comprised of a diversified portfolio of USD-denominated Emerging Market bonds that have less than or equal to five years remaining to maturity that are issued by Emerging Market sovereign governments, non-sovereign government agencies and entities, and corporations with significant government ownership. The Index is constructed and maintained by Deutsche Bank AG.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Term USD Emerging Markets Bond ETF from November 19, 2013 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (11/19/13)
ProShares Short Term USD Emerging Markets Bond ETF	-2.32%	2.82%	2.49%
DBIQ Short Duration Emerging Market Bond Index	-1.47%	3.33%	2.87%

Expense Ratios**

Fund	Gross	Net
ProShares Short Term USD Emerging Markets Bond ETF	1.99%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Fixed Income Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Export-Import Bank of China (The), 2.63%, due 03/14/22	4.9%
Sinopec Group Overseas Development 2015 Ltd., 3.25%, due 04/28/25	4.5%
Russian Federation, 4.88%, due 09/16/23	3.1%
Republic of Croatia, 5.50%, due 04/04/23	3.1%
Hungary Government Bond, 5.38%, due 02/21/23	3.1%

DBIQ Short Duration Emerging Market
Bond Index – Country

% of Index
Others	34.7%
China	10.4%
Brazil	10.2%
Turkey	8.8%
Indonesia	8.8%
Russian Federation	6.0%
Mexico	5.6%
Qatar	5.4%
United Arab Emirates	3.8%
Poland	3.2%
Columbia	3.1%

DBIQ Short Duration Emerging Market
Bond Index – Composition

% of Index
Sovereign	59.3%
Quasi-Sovereign	24.2%
Semi-Sovereign	16.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT TERM USD EMERGING MARKETS BOND ETF EMSH :: XXXV

EXPENSE EXAMPLES

XXXVI :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2020.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2020.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2019	Ending Account Value 05/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Decline of the Retail Store ETF
Actual	$1,000.00	$991.60	$3.29	0.66%
Hypothetical	$1,000.00	$1,021.70	$3.34	0.66%
DJ Brookfield Global Infrastructure ETF
Actual	$1,000.00	$921.30	$2.21	0.46%
Hypothetical	$1,000.00	$1,022.70	$2.33	0.46%
Equities for Rising Rates ETF
Actual	$1,000.00	$698.20	$1.53	0.36%
Hypothetical	$1,000.00	$1,023.20	$1.82	0.36%
Global Listed Private Equity ETF
Actual	$1,000.00	$775.40	$2.66	0.60%
Hypothetical	$1,000.00	$1,022.00	$3.03	0.60%
Hedge Replication ETF
Actual	$1,000.00	$978.80	$4.70	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
High Yield-Interest Rate Hedged
Actual	$1,000.00	$936.20	$2.47	0.51%
Hypothetical	$1,000.00	$1,022.45	$2.58	0.51%
Inflation Expectations ETF
Actual	$1,000.00	$927.10	$1.45	0.30%
Hypothetical	$1,000.00	$1,023.50	$1.52	0.30%
Investment Grade-Interest Rate Hedged
Actual	$1,000.00	$931.50	$1.50	0.31%
Hypothetical	$1,000.00	$1,023.45	$1.57	0.31%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XXXVII

	Beginning Account Value 12/1/2019	Ending Account Value 05/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period
K-1 Free Crude Oil Strategy ETF
Actual	$1,000.00	$338.50	$2.18	0.65%
Hypothetical	$1,000.00	$1,021.75	$3.29	0.65%
Large Cap Core Plus
Actual	$1,000.00	$936.60	$2.23	0.46%
Hypothetical	$1,000.00	$1,022.70	$2.33	0.46%
Long Online /Short Stores ETF
Actual	$1,000.00	$1,417.60	$3.93	0.65%
Hypothetical	$1,000.00	$1,021.75	$3.29	0.65%
Managed Futures Strategy ETF
Actual	$1,000.00	$1,003.30	$3.81	0.76%
Hypothetical	$1,000.00	$1,021.20	$3.84	0.76%
Merger ETF
Actual	$1,000.00	$994.30	$3.74	0.75%
Hypothetical	$1,000.00	$1,021.25	$3.79	0.75%
Morningstar Alternatives Solution ETF (a)
Actual	$1,000.00	$929.40	$1.06	0.22%
Hypothetical	$1,000.00	$1,023.90	$1.11	0.22%
MSCI EAFE Dividend Growers ETF
Actual	$1,000.00	$924.50	$2.45	0.51%
Hypothetical	$1,000.00	$1,022.45	$2.58	0.51%
MSCI Emerging Markets Dividend Growers ETF
Actual	$1,000.00	$805.50	$2.75	0.61%
Hypothetical	$1,000.00	$1,021.95	$3.08	0.61%
MSCI Europe Dividend Growers ETF
Actual	$1,000.00	$923.80	$2.69	0.56%
Hypothetical	$1,000.00	$1,022.20	$2.83	0.56%
Online Retail ETF
Actual	$1,000.00	$1,337.50	$3.39	0.58%
Hypothetical	$1,000.00	$1,022.10	$2.93	0.58%
Pet Care ETF
Actual	$1,000.00	$1,133.60	$2.67	0.50%
Hypothetical	$1,000.00	$1,022.50	$2.53	0.50%
RAFITM Long/Short
Actual	$1,000.00	$920.70	$4.56	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Russell 2000 Dividend Growers ETF
Actual	$1,000.00	$828.70	$1.87	0.41%
Hypothetical	$1,000.00	$1,022.95	$2.07	0.41%
Russell U.S. Dividend Growers ETF
Actual	$1,000.00	$908.60	$1.72	0.36%
Hypothetical	$1,000.00	$1,023.20	$1.82	0.36%
XXXVIII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2019	Ending Account Value 05/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period
S&P 500® Bond ETF
Actual	$1,000.00	$1,045.10	$0.82	0.16%
Hypothetical	$1,000.00	$1,024.20	$0.81	0.16%
S&P 500® Dividend Aristocrats ETF
Actual	$1,000.00	$908.60	$1.72	0.36%
Hypothetical	$1,000.00	$1,023.20	$1.82	0.36%
S&P 500® Ex-Energy ETF
Actual	$1,000.00	$990.40	$1.34	0.27%
Hypothetical	$1,000.00	$1,023.65	$1.37	0.27%
S&P 500® Ex-Financials ETF
Actual	$1,000.00	$1,009.80	$1.36	0.27%
Hypothetical	$1,000.00	$1,023.65	$1.37	0.27%
S&P 500® Ex-Health Care ETF
Actual	$1,000.00	$966.10	$1.33	0.27%
Hypothetical	$1,000.00	$1,023.65	$1.37	0.27%
S&P 500® Ex-Technology ETF
Actual	$1,000.00	$935.90	$1.36	0.28%
Hypothetical	$1,000.00	$1,023.60	$1.42	0.28%
S&P MidCap 400® Dividend Aristocrats ETF
Actual	$1,000.00	$900.50	$1.95	0.41%
Hypothetical	$1,000.00	$1,022.95	$2.07	0.41%
S&P Technology Dividend Aristocrats ETF
Actual	$1,000.00	$998.30	$2.30	0.46%
Hypothetical	$1,000.00	$1,022.70	$2.33	0.46%
Short Term USD Emerging Markets Bond ETF
Actual	$1,000.00	$971.40	$2.46	0.50%
Hypothetical	$1,000.00	$1,022.50	$2.53	0.50%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(a)  In addition to the fees and expenses which the Morningstar Alternatives Solution ETF bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying ProShares ETFs in which the Fund invests. The Fund's Annualized Expense Ratio During Period disclosed in the table above reflects only the direct expenses of the Fund. If the Fund's Annualized Expense Ratio During Period included such indirect expenses, known as Acquired Fund Fees and Expenses, it would have been 0.95% for both the Actual and Hypothetical Expense Examples.

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XXXIX

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SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: 1

Investments	Principal Amount	Value
Short-Term Investments — 86.9%
Repurchase Agreements (a) — 86.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $31,385,119 (Cost $31,384,988)	$31,384,988	$31,384,988
Total Investments — 86.9% (Cost $31,384,988)		31,384,988
Other assets less liabilities — 13.1%		4,721,705
Net Assets — 100.0%		$36,106,693

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(15,604,450)
Net unrealized depreciation	$(15,604,450)
Federal income tax cost	$31,384,988

Swap Agreementsa

Decline of the Retail Store ETF had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(33,141,195)	2/8/2021	Credit Suisse International	(0.22)%	Solactive- ProShares Bricks and Mortar Retail Store Index	(5,566,949)	—	5,566,949	—
(2,916,699)	3/8/2021	Societe Generale	3.73%	Solactive- ProShares Bricks and Mortar Retail Store Index	(10,037,501)	—	10,037,501	—
(36,057,894)					(15,604,450)
				Total Unrealized Depreciation	(15,604,450)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

2 :: EMTY DECLINE OF THE RETAIL STORE ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 91.1%
Construction & Engineering — 5.5%
Ferrovial SA	63,649	$1,725,360
Vinci SA	67,520	6,223,896
		7,949,256
Diversified Telecommunication Services — 2.5%
Cellnex Telecom SA (a)	35,720	2,019,028
China Tower Corp. Ltd., Class H (a)	5,854,337	1,178,194
Infrastrutture Wireless Italiane SpA (a)	37,158	378,031
		3,575,253
Electric Utilities — 8.6%
AusNet Services	228,604	267,420
Edison International	43,426	2,523,485
Elia Group SA/NV	4,335	508,154
Eversource Energy	39,207	3,281,626
Fortis, Inc.	61,140	2,353,947
Hydro One Ltd. (a)	40,208	779,133
Red Electrica Corp. SA	57,324	1,007,939
Spark Infrastructure Group	221,119	310,986
Terna Rete Elettrica Nazionale SpA	185,486	1,249,805
		12,282,495
Equity Real Estate Investment Trusts (REITs) — 18.7%
American Tower Corp.	53,561	13,827,843
CorEnergy Infrastructure Trust, Inc.	1,496	14,960
Crown Castle International Corp.	50,349	8,668,084
SBA Communications Corp.	13,636	4,283,477
		26,794,364
Gas Utilities — 10.7%
APA Group	155,805	1,205,720
Atmos Energy Corp.	14,452	1,485,377
Beijing Enterprises Holdings Ltd.	63,321	210,348
Brookfield Infrastructure Corp., Class A	2,102	91,227
Chesapeake Utilities Corp.	2,008	181,403
China Gas Holdings Ltd.	276,437	966,451
China Resources Gas Group Ltd.	108,677	592,350
Enagas SA	32,937	738,912
ENN Energy Holdings Ltd.	99,855	1,164,535
Hong Kong & China Gas Co. Ltd.	1,299,999	2,186,930
Italgas SpA	63,832	346,206
Kunlun Energy Co. Ltd.	526,007	322,329
National Fuel Gas Co.	10,379	435,607
New Jersey Resources Corp.	11,497	403,775
Northwest Natural Holding Co.	3,643	233,553
ONE Gas, Inc.	6,362	534,217
Snam SpA	288,555	1,340,179
Southwest Gas Holdings, Inc.	6,616	502,485
Spire, Inc.	6,120	446,270
Investments	Shares	Value
Common Stocks (continued)
Toho Gas Co. Ltd.	13,121	$646,043
Tokyo Gas Co. Ltd.	51,428	1,225,793
Towngas China Co. Ltd.*	130,211	59,969
		15,319,679
Media — 0.4%
Eutelsat Communications SA	22,456	223,348
SES SA, FDR	50,660	374,189
		597,537
Multi-Utilities — 11.0%
ACEA SpA	5,918	114,305
CenterPoint Energy, Inc.	60,647	1,078,304
Consolidated Edison, Inc.	40,257	3,021,690
National Grid plc	498,423	5,700,015
NiSource, Inc.	44,968	1,071,588
NorthWestern Corp.	6,069	364,868
Sempra Energy	34,137	4,311,845
Unitil Corp.	1,746	84,105
		15,746,720
Oil, Gas & Consumable Fuels — 19.7%
Antero Midstream Corp.	35,801	171,129
Cheniere Energy, Inc.*	27,993	1,241,490
Enbridge, Inc.	268,795	8,742,158
EnLink Midstream LLC*	30,988	73,132
Inter Pipeline Ltd. (b)	54,935	503,127
Keyera Corp.	28,450	450,869
Kinder Morgan, Inc.	235,884	3,726,967
Koninklijke Vopak NV	8,803	481,846
ONEOK, Inc.	49,881	1,830,134
Pembina Pipeline Corp.	69,071	1,725,709
Plains GP Holdings LP, Class A*	21,946	219,240
Targa Resources Corp.	28,064	502,065
TC Energy Corp.	124,096	5,592,589
Williams Cos., Inc. (The)	146,777	2,998,654
		28,259,109
Transportation Infrastructure — 8.2%
Aena SME SA*(a)	9,734	1,385,230
Aeroports de Paris	4,304	447,427
ASTM SpA*	9,651	198,192
Atlantia SpA*	62,281	1,009,026
Atlas Arteria Ltd.	111,815	496,372
Auckland International Airport Ltd.	153,354	618,764
Beijing Capital International Airport Co. Ltd., Class H	216,528	134,920
China Merchants Port Holdings Co. Ltd.	173,071	210,548
COSCO SHIPPING Ports Ltd.	226,118	112,891
Flughafen Zurich AG (Registered)*	2,509	344,864

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: 3

Investments	Shares	Value
Common Stocks (continued)
Fraport AG Frankfurt Airport Services Worldwide*	4,899	$242,650
Getlink SE*	57,541	829,077
Grupo Aeroportuario del Centro Norte SAB de CV, ADR*	5,682	200,290
Grupo Aeroportuario del Pacifico SAB de CV, ADR	4,976	330,456
Grupo Aeroportuario del Sureste SAB de CV, ADR	2,707	280,635
Hamburger Hafen und Logistik AG	2,848	46,157
Hutchison Port Holdings Trust	732,140	84,196
Japan Airport Terminal Co. Ltd.	9,597	421,807
Jiangsu Expressway Co. Ltd., Class H	161,375	190,073
Shenzhen Expressway Co. Ltd., Class H*	88,808	89,822
Sydney Airport	145,049	565,592
Transurban Group	346,357	3,299,050
Westshore Terminals Investment Corp.	6,010	63,860
Yuexiu Transport Infrastructure Ltd.	114,383	76,142
Zhejiang Expressway Co. Ltd., Class H	189,885	133,506
		11,811,547
Water Utilities — 5.8%
American States Water Co.	4,464	366,092
American Water Works Co., Inc.	21,892	2,780,284
Beijing Enterprises Water Group Ltd.*	794,039	300,140
California Water Service Group	5,776	271,472
China Water Affairs Group Ltd.	112,359	74,940
Cia de Saneamento Basico do Estado de Sao Paulo, ADR*	45,164	452,995
Essential Utilities, Inc.	26,003	1,137,891
Pennon Group plc	55,619	783,060
Severn Trent plc	31,806	958,835
SJW Group	3,136	197,066
United Utilities Group plc	90,302	1,023,335
		8,346,110
Total Common Stocks (Cost $129,382,996)		130,682,070
Master Limited Partnerships — 7.8%
Multi-Utilities — 0.5%
Brookfield Infrastructure Partners LP	19,042	774,247
Oil, Gas & Consumable Fuels — 7.3%
BP Midstream Partners LP	5,569	69,668
Cheniere Energy Partners LP	5,026	169,577
CNX Midstream Partners LP	5,048	36,648
Investments	Shares	Value
Master Limited Partnerships (continued)
Crestwood Equity Partners LP	5,752	$81,736
DCP Midstream LP	10,784	118,624
Enable Midstream Partners LP	6,538	27,198
Energy Transfer LP	278,427	2,271,964
Enterprise Products Partners LP	180,258	3,442,928
EQM Midstream Partners LP	9,910	194,732
Genesis Energy LP	13,287	106,562
Holly Energy Partners LP	5,286	85,422
Magellan Midstream Partners LP	27,580	1,250,477
MPLX LP	46,008	873,692
Noble Midstream Partners LP	3,998	38,661
NuStar Energy LP	11,778	204,584
Phillips 66 Partners LP	6,832	305,254
Plains All American Pipeline LP	52,368	507,970
Shell Midstream Partners LP	15,482	208,852
TC PipeLines LP	6,482	227,842
Western Midstream Partners LP	24,042	224,552
		10,446,943
Total Master Limited Partnerships (Cost $17,070,157)		11,221,190
Closed End Funds — 0.6%
Capital Markets — 0.6%
3i Infrastructure plc	78,927	270,493
Hicl Infrastructure plc	244,999	521,637
Total Closed End Funds (Cost $791,285)		792,130
	Principal Amount
Short-Term Investments — 0.4%
Repurchase Agreements (c) — 0.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $562,846 (Cost $562,844)	$562,844	562,844
Total Investments — 99.9% (Cost $147,807,282)		143,258,234
Other assets less liabilities — 0.1%		187,422
Net Assets — 100.0%		$143,445,656

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

See accompanying notes to the financial statements.

4 :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $4,121, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 2.25%, and maturity dates ranging from July 31, 2021 - July 15, 2027; a total value of $4,299.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

FDR  Fiduciary Depositary Receipt

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,231,751
Aggregate gross unrealized depreciation	(16,527,493)
Net unrealized depreciation	$(3,295,742)
Federal income tax cost	$146,553,976

DJ Brookfield Global Infrastructure ETF invested, as a percentage of net assets, in the following countries as of May 31, 2020:

United States	50.8%
Canada	14.7%
United Kingdom	6.5%
France	5.4%
Spain	4.8%
Australia	4.3%
Hong Kong	3.4%
Italy	3.3%
China	2.1%
Japan	1.6%
New Zealand	0.4%
Mexico	0.4%
Belgium	0.4%
Netherlands	0.3%
Brazil	0.3%
Luxembourg	0.3%
Switzerland	0.2%
Germany	0.2%
Singapore	0.1%
Other[a]	0.5%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: 5

Investments	Shares	Value
Common Stocks — 99.6%
Aerospace & Defense — 0.9%
Textron, Inc.	346	$10,716
Banks — 14.3%
Bank of America Corp.	1,283	30,945
First Republic Bank	337	36,453
JPMorgan Chase & Co.	304	29,582
PNC Financial Services Group, Inc. (The)	276	31,475
SVB Financial Group*	174	37,367
		165,822
Building Products — 0.9%
Trane Technologies plc	111	10,013
Capital Markets — 13.9%
Charles Schwab Corp. (The)	825	29,626
Morgan Stanley	815	36,023
Northern Trust Corp.	374	29,550
Raymond James Financial, Inc.	450	31,176
State Street Corp.	570	34,747
		161,122
Chemicals — 9.2%
Air Products and Chemicals, Inc.	71	17,157
Celanese Corp.	195	17,532
DuPont de Nemours, Inc.	409	20,749
FMC Corp.	181	17,812
International Flavors & Fragrances, Inc.	126	16,782
PPG Industries, Inc.	163	16,572
		106,604
Communications Equipment — 2.4%
Cisco Systems, Inc.	595	28,453
Containers & Packaging — 3.4%
Avery Dennison Corp.	138	15,272
International Paper Co.	453	15,425
Westrock Co.	331	9,288
		39,985
Electronic Equipment, Instruments & Components — 2.2%
Corning, Inc.	1,113	25,365
Energy Equipment & Services — 5.0%
Halliburton Co.	2,890	33,957
Schlumberger Ltd.	1,342	24,787
		58,744
Investments	Shares	Value
Common Stocks (continued)
Interactive Media & Services — 2.6%
Alphabet, Inc., Class A*	21	$30,104
Machinery — 5.1%
Cummins, Inc.	71	12,042
Fortive Corp.	186	11,342
Illinois Tool Works, Inc.	64	11,037
PACCAR, Inc.	156	11,522
Parker-Hannifin Corp.	76	13,678
		59,621
Metals & Mining — 3.2%
Freeport-McMoRan, Inc.	2,234	20,263
Nucor Corp.	416	17,580
		37,843
Oil, Gas & Consumable Fuels — 17.6%
Chevron Corp.	268	24,576
Concho Resources, Inc.	438	23,880
Continental Resources, Inc. (a)	2,168	26,515
Exxon Mobil Corp.	500	22,735
Phillips 66	353	27,626
Pioneer Natural Resources Co.	269	24,640
Valero Energy Corp.	410	27,322
Williams Cos., Inc. (The)	1,328	27,131
		204,425
Semiconductors & Semiconductor Equipment — 9.7%
Analog Devices, Inc.	260	29,367
Maxim Integrated Products, Inc.	486	28,032
Texas Instruments, Inc.	230	27,310
Xilinx, Inc.	307	28,229
		112,938
Software — 2.7%
VMware, Inc., Class A*	200	31,254
Technology Hardware, Storage & Peripherals — 4.2%
Hewlett Packard Enterprise Co.	2,351	22,828
NetApp, Inc.	574	25,566
		48,394
Trading Companies & Distributors — 2.3%
Fastenal Co.	297	12,254
United Rentals, Inc.*	103	14,306
		26,560
Total Common Stocks (Cost $1,241,144)		1,157,963

See accompanying notes to the financial statements.

6 :: EQRR EQUITIES FOR RISING RATES ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Securities Lending Reinvestments (b) — 2.3%
Investment Companies — 2.3%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $26,339)	26,339	$26,339
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (c) — 0.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $1,360 (Cost $1,360)	$1,360	1,360
Total Investments — 102.0% (Cost $1,268,843)		1,185,662
Liabilities in excess of other assets — (2.0%)		(23,604)
Net Assets — 100.0%		$1,162,058

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $23,861, collateralized in the form of cash with a value of $26,339 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $26,339.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$145,808
Aggregate gross unrealized depreciation	(230,292)
Net unrealized depreciation	$(84,484)
Federal income tax cost	$1,270,146

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: EQUITIES FOR RISING RATES ETF EQRR :: 7

Investments	Shares	Value
Common Stocks — 85.6%
Capital Markets — 61.8%
3i Group plc	157,330	$1,602,996
Apollo Investment Corp.	27,914	281,931
Ares Capital Corp.	112,186	1,654,743
AURELIUS Equity Opportunities SE & Co. KGaA	11,484	202,563
BlackRock TCP Capital Corp.	24,473	249,625
FS KKR Capital Corp.	170,608	632,956
Gimv NV	7,940	475,945
Goldman Sachs BDC, Inc.	14,418	242,222
Golub Capital BDC, Inc.	53,661	651,445
Hercules Capital, Inc.	45,014	501,456
IP Group plc*	413,698	319,834
Main Street Capital Corp.	25,464	794,477
New Mountain Finance Corp.	37,447	355,746
Oaktree Specialty Lending Corp.	51,131	231,623
Prospect Capital Corp.	116,765	591,999
Ratos AB, Class B*	99,893	263,129
Solar Capital Ltd.	16,911	284,443
TCG BDC, Inc.	24,211	215,720
TPG Specialty Lending, Inc.	27,228	500,995
		10,053,848
Diversified Financial Services — 21.2%
Eurazeo SE*	16,929	823,091
Onex Corp.	34,774	1,631,803
Wendel SE*	10,918	1,001,073
		3,455,967
Internet & Direct Marketing Retail — 2.6%
Rocket Internet SE*(a)	20,960	416,706
Total Common Stocks (Cost $17,867,548)		13,926,521
Closed End Funds — 11.7%
Capital Markets — 11.7%
Apax Global Alpha Ltd. (a)	185,122	326,477
HBM Healthcare Investments AG Class A*	2,463	627,402
HgCapital Trust plc	153,574	447,607
NB Global Floating Rate Income Fund Ltd.	151,070	147,951
Oakley Capital Investments Ltd.	76,055	188,326
Princess Private Equity Holding Ltd.	16,985	158,375
Total Closed End Funds (Cost $1,626,104)		1,896,138
Investments	Shares	Value
Master Limited Partnerships — 2.2%
Diversified Financial Services — 2.2%
Compass Diversified Holdings (Cost $355,792)	21,220	$360,103
	Principal Amount
Short-Term Investments — 0.4%
Repurchase Agreements (b) — 0.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $66,804 (Cost $66,804)	$66,804	66,804
Total Investments — 99.9% (Cost $19,916,248)		16,249,566
Other assets less liabilities — 0.1%		16,120
Net Assets — 100.0%		$16,265,686

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$372,750
Aggregate gross unrealized depreciation	(5,087,951)
Net unrealized depreciation	$(4,715,201)
Federal income tax cost	$20,964,767

See accompanying notes to the financial statements.

8 :: PEX GLOBAL LISTED PRIVATE EQUITY ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Global Listed Private Equity ETF invested, as a percentage of net assets, in the following countries as of May 31, 2020:

United States	46.4%
United Kingdom	19.6%
France	11.2%
Canada	10.1%
Switzerland	3.9%
Germany	3.8%
Belgium	2.9%
Sweden	1.6%
Other[a]	0.5%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: GLOBAL LISTED PRIVATE EQUITY ETF PEX :: 9

Investments	Number of Rights	Value
Rights — 0.0%
Biotechnology — 0.0%
Tobira Therapeutics, Inc., CVR*(a)(b) (Cost $—)	10	$—
	Principal Amount
Short-Term Investments — 94.8%
Repurchase Agreements (c) — 12.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $3,464,765 (Cost $3,464,751)	$3,464,751	3,464,751
U.S. Treasury Obligations — 81.9%
U.S. Treasury Bills 0.10%, 7/30/2020 (d) (Cost $21,996,371)	22,000,000	21,995,472
Total Short-Term Investments (Cost $25,461,122)		25,460,223
Total Investments — 94.8% (Cost $25,461,122)		25,460,223
Other assets less liabilities — 5.2%		1,393,406
Net Assets — 100.0%		$26,853,629

*  Non-income producing security.

(a)  Security fair valued as of May 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2020 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(b)  Illiquid security.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(d)  The rate shown was the current yield as of May 31, 2020.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$624,423
Aggregate gross unrealized depreciation	(1,173,342)
Net unrealized depreciation	$(548,919)
Federal income tax cost	$25,461,122

Futures Contracts Sold

Hedge Replication ETF had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
E-Mini Euro	64	6/15/2020	USD	$4,441,200	$(55,107)

See accompanying notes to the financial statements.

10 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Hedge Replication ETF had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,045,776)	11/8/2021	Credit Suisse International	(0.22)%	S&P 500® Total Return Index	(142,692)
2,638,521	11/8/2021	Credit Suisse International	(0.03)%	iShares® MSCI Emerging Markets ETF[f]	71,533
2,937,145	11/8/2021	Credit Suisse International	(0.08)%	iShares® MSCI EAFE ETF[f]	(351,017)
4,434,441	11/8/2021	Credit Suisse International	0.37%	Russell 2000® Total Return Index	310,955
7,964,331					(111,221)	—	111,221	—
218,246	12/7/2020	Morgan Stanley & Co. International plc	0.37%	iShares® MSCI Emerging Markets ETF[f]	76,055	(76,055)	—	—
14,428	1/6/2021	Societe Generale	(0.08)%	iShares® MSCI Emerging Markets ETF[f]	(48,606)
66,323	1/6/2021	Societe Generale	0.67%	iShares® MSCI EAFE ETF[f]	(58,734)
361,056	1/6/2021	Societe Generale	0.42%	Russell 2000® Total Return Index	(419,131)
441,807					(526,471)	—	100,000	(426,471)
105,505	11/8/2021	UBS AG	0.02%	iShares® MSCI Emerging Markets ETF[f]	(24,257)
576,902	11/8/2021	UBS AG	0.22%	iShares® MSCI EAFE ETF[f]	(72,899)
1,268,576	11/8/2021	UBS AG	0.22%	Russell 2000® Total Return Index	165,880
1,950,983					68,724	—	—	68,724
10,575,367					(492,913)
				Total Unrealized Appreciation	624,423
				Total Unrealized Depreciation	(1,117,336)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: HEDGE REPLICATION ETF HDG :: 11

Investments	Principal Amount	Value
Corporate Bonds — 95.9%
Aerospace & Defense — 3.6%
Bombardier, Inc.
7.88%, 4/15/2027 (a)	$900,000	$535,500
SSL Robotics LLC
9.75%, 12/31/2023 (a)	210,000	227,850
TransDigm, Inc.
6.25%, 3/15/2026 (a)	1,903,000	1,945,817
5.50%, 11/15/2027 (a)	61,000	55,358
		2,764,525
Air Freight & Logistics — 0.5%
XPO Logistics, Inc.
6.50%, 6/15/2022 (a)	166,000	166,207
6.25%, 5/1/2025 (a)	190,000	198,284
		364,491
Auto Components — 3.8%
Allison Transmission, Inc.
5.00%, 10/1/2024 (a)	580,000	584,350
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023	398,000	384,571
Icahn Enterprises LP
6.25%, 2/1/2022	680,000	683,400
6.25%, 5/15/2026	150,000	150,780
Panther BF Aggregator 2 LP
6.25%, 5/15/2026 (a)	500,000	507,500
8.50%, 5/15/2027 (a)	578,000	566,440
		2,877,041
Automobiles — 1.5%
Ford Motor Co.
9.00%, 4/22/2025	500,000	522,500
Tesla, Inc.
5.30%, 8/15/2025 (a)	622,000	622,000
		1,144,500
Capital Markets — 0.3%
MSCI, Inc.
4.00%, 11/15/2029 (a)	220,000	229,900
Chemicals — 0.8%
NOVA Chemicals Corp.
4.88%, 6/1/2024 (a)	505,000	464,600
5.25%, 6/1/2027 (a)	189,000	160,011
		624,611
Commercial Services & Supplies — 3.2%
Allied Universal Holdco LLC
6.63%, 7/15/2026 (a)	450,000	472,500
9.75%, 7/15/2027 (a)	344,000	365,500
Investments	Principal Amount	Value
Corporate Bonds (continued)
Aramark Services, Inc.
5.00%, 2/1/2028 (a)	$600,000	$591,000
Intrado Corp.
8.50%, 10/15/2025 (a)	395,000	286,375
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	554,000	570,620
6.25%, 1/15/2028 (a)	200,000	189,500
		2,475,495
Communications Equipment — 1.0%
CommScope Technologies LLC
6.00%, 6/15/2025 (a)	607,000	590,138
CommScope, Inc.
6.00%, 3/1/2026 (a)	183,000	192,435
		782,573
Construction & Engineering — 0.4%
Brand Industrial Services, Inc.
8.50%, 7/15/2025 (a)	317,000	279,752
Consumer Finance — 1.8%
Ally Financial, Inc.
5.75%, 11/20/2025	275,000	286,000
Navient Corp.
6.50%, 6/15/2022	295,000	289,557
Springleaf Finance Corp.
6.13%, 3/15/2024	254,000	246,456
7.13%, 3/15/2026	594,000	585,090
		1,407,103
Containers & Packaging — 2.2%
Ball Corp.
5.25%, 7/1/2025	356,000	399,165
Mauser Packaging Solutions Holding Co.
5.50%, 4/15/2024 (a)	91,000	90,318
7.25%, 4/15/2025 (a)	609,000	545,055
Reynolds Group Issuer, Inc.
5.13%, 7/15/2023 (a)	615,000	622,687
		1,657,225
Distributors — 0.4%
Performance Food Group, Inc.
5.50%, 10/15/2027 (a)	330,000	323,443
Diversified Financial Services — 2.1%
MPH Acquisition Holdings LLC
7.13%, 6/1/2024 (a)	499,000	470,941
Refinitiv US Holdings, Inc.
6.25%, 5/15/2026 (a)	100,000	106,750
8.25%, 11/15/2026 (a)	613,000	670,469

See accompanying notes to the financial statements.

12 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Verscend Escrow Corp.
9.75%, 8/15/2026 (a)	$352,000	$378,400
		1,626,560
Diversified Telecommunication Services — 4.2%
CCO Holdings LLC
5.13%, 5/1/2027 (a)	882,000	926,118
4.75%, 3/1/2030 (a)	500,000	522,500
CenturyLink, Inc.
5.13%, 12/15/2026 (a)	503,000	508,030
Level 3 Financing, Inc.
4.63%, 9/15/2027 (a)	133,000	136,298
Zayo Group Holdings, Inc.
4.00%, 3/1/2027 (a)	1,000,000	982,810
6.13%, 3/1/2028 (a)	100,000	98,750
		3,174,506
Electric Utilities — 2.1%
Emera, Inc.
(ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (b)	100,000	108,201
NRG Energy, Inc.
6.63%, 1/15/2027	426,000	453,690
Vistra Operations Co. LLC
5.63%, 2/15/2027 (a)	273,000	290,120
5.00%, 7/31/2027 (a)	700,000	732,375
		1,584,386
Energy Equipment & Services — 0.6%
Weatherford International Ltd.
11.00%, 12/1/2024 (a)	680,000	454,750
Entertainment — 1.6%
Netflix, Inc.
4.88%, 4/15/2028	983,000	1,049,353
5.88%, 11/15/2028	135,000	153,612
		1,202,965
Equity Real Estate Investment Trusts (REITs) — 4.1%
Iron Mountain, Inc.
4.88%, 9/15/2027 (a)	606,000	609,030
4.88%, 9/15/2029 (a)	92,000	92,230
MGM Growth Properties Operating Partnership LP
5.63%, 5/1/2024	323,000	335,920
SBA Communications Corp.
4.88%, 9/1/2024	695,000	713,452
Uniti Group LP
7.88%, 2/15/2025 (a)	500,000	508,125
Investments	Principal Amount	Value
Corporate Bonds (continued)
VICI Properties LP
4.25%, 12/1/2026 (a)	$350,000	$346,745
4.13%, 8/15/2030 (a)	520,000	501,800
		3,107,302
Food & Staples Retailing — 1.1%
Albertsons Cos., Inc.
6.63%, 6/15/2024	402,000	415,668
4.63%, 1/15/2027 (a)	416,000	422,236
		837,904
Food Products — 2.9%
JBS USA LUX SA
6.50%, 4/15/2029 (a)	150,000	163,125
5.50%, 1/15/2030 (a)	660,000	684,750
NBM US Holdings, Inc.
7.00%, 5/14/2026 (a)	350,000	352,625
Post Holdings, Inc.
5.00%, 8/15/2026 (a)	657,000	672,072
5.75%, 3/1/2027 (a)	300,000	312,750
		2,185,322
Health Care Providers & Services — 6.8%
Community Health Systems, Inc.
6.25%, 3/31/2023	1,289,000	1,250,330
8.00%, 3/15/2026 (a)	200,000	195,375
Envision Healthcare Corp.
8.75%, 10/15/2026 (a)	420,000	184,800
HCA, Inc.
5.63%, 9/1/2028	378,000	433,282
3.50%, 9/1/2030	1,000,000	985,408
MEDNAX, Inc.
6.25%, 1/15/2027 (a)	150,000	140,250
RegionalCare Hospital Partners Holdings, Inc.
9.75%, 12/1/2026 (a)	450,000	487,125
Select Medical Corp.
6.25%, 8/15/2026 (a)	423,000	438,862
Tenet Healthcare Corp.
6.75%, 6/15/2023	713,000	746,868
4.88%, 1/1/2026 (a)	300,000	308,313
		5,170,613
Health Care Technology — 1.0%
IQVIA, Inc.
5.00%, 10/15/2026 (a)	519,000	540,902
5.00%, 5/15/2027 (a)	190,000	198,075
		738,977

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 13

Investments	Principal Amount	Value
Corporate Bonds (continued)
Hotels, Restaurants & Leisure — 6.9%
1011778 BC ULC
4.25%, 5/15/2024 (a)	$1,152,000	$1,165,349
5.00%, 10/15/2025 (a)	462,000	466,939
Boyd Gaming Corp.
4.75%, 12/1/2027 (a)	319,000	293,786
Caesars Resort Collection LLC
5.25%, 10/15/2025 (a)	566,000	503,740
Golden Nugget, Inc.
6.75%, 10/15/2024 (a)	366,000	295,545
Hilton Domestic Operating Co., Inc.
5.13%, 5/1/2026	481,000	482,385
4.88%, 1/15/2030	370,000	368,150
KFC Holding Co.
5.00%, 6/1/2024 (a)	130,000	133,067
5.25%, 6/1/2026 (a)	386,000	401,440
Scientific Games International, Inc.
5.00%, 10/15/2025 (a)	609,000	569,598
8.25%, 3/15/2026 (a)	259,000	237,715
Six Flags Entertainment Corp.
4.88%, 7/31/2024 (a)	378,000	355,320
		5,273,034
Household Durables — 1.5%
Newell Brands, Inc.
4.35%, 4/1/2023 (c)	640,000	657,600
4.70%, 4/1/2026 (c)	475,000	491,768
		1,149,368
Household Products — 0.4%
Spectrum Brands, Inc.
5.75%, 7/15/2025	316,000	325,221
Independent Power and Renewable Electricity Producers — 1.3%
Calpine Corp.
4.50%, 2/15/2028 (a)	500,000	502,500
5.13%, 3/15/2028 (a)	485,000	492,275
		994,775
Insurance — 0.5%
HUB International Ltd.
7.00%, 5/1/2026 (a)	408,000	419,045
Interactive Media & Services — 0.5%
Rackspace Hosting, Inc.
8.63%, 11/15/2024 (a)	380,000	396,150
IT Services — 0.9%
Banff Merger Sub, Inc.
9.75%, 9/1/2026 (a)	452,000	453,668
Investments	Principal Amount	Value
Corporate Bonds (continued)
Exela Intermediate LLC
10.00%, 7/15/2023 (a)	$1,508,000	$256,360
		710,028
Leisure Products — 0.7%
Mattel, Inc.
6.75%, 12/31/2025 (a)	480,000	500,400
Life Sciences Tools & Services — 1.6%
Avantor, Inc.
6.00%, 10/1/2024 (a)	556,000	583,683
9.00%, 10/1/2025 (a)	581,000	627,480
		1,211,163
Machinery — 0.6%
Navistar International Corp.
6.63%, 11/1/2025 (a)	461,000	431,035
Media — 10.7%
AMC Networks, Inc.
5.00%, 4/1/2024	402,000	403,005
Clear Channel Worldwide Holdings, Inc.
9.25%, 2/15/2024	773,000	709,514
5.13%, 8/15/2027 (a)	102,000	102,000
CSC Holdings LLC
6.50%, 2/1/2029 (a)	453,000	500,094
5.75%, 1/15/2030 (a)	730,000	766,500
Diamond Sports Group LLC
5.38%, 8/15/2026 (a)	1,000,000	795,000
6.63%, 8/15/2027 (a)	1,016,000	612,648
DISH DBS Corp.
7.75%, 7/1/2026	635,000	658,812
iHeartCommunications, Inc.
8.38%, 5/1/2027	462,000	431,970
Meredith Corp.
6.88%, 2/1/2026 (d)	388,000	359,385
Nexstar Broadcasting, Inc.
5.63%, 7/15/2027 (a)	594,000	608,850
Sirius XM Radio, Inc.
4.63%, 7/15/2024 (a)	350,000	358,365
5.00%, 8/1/2027 (a)	792,000	827,640
TEGNA, Inc.
4.63%, 3/15/2028 (a)	150,000	142,500
5.00%, 9/15/2029 (a)	638,000	601,315
Terrier Media Buyer, Inc.
8.88%, 12/15/2027 (a)	340,000	329,800
		8,207,398

See accompanying notes to the financial statements.

14 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Metals & Mining — 2.5%
First Quantum Minerals Ltd.
7.25%, 4/1/2023 (a)	$458,000	$423,513
7.50%, 4/1/2025 (a)	506,000	459,195
Novelis Corp.
5.88%, 9/30/2026 (a)	444,000	454,740
4.75%, 1/30/2030 (a)	638,000	607,695
		1,945,143
Oil, Gas & Consumable Fuels — 5.9%
Cheniere Energy Partners LP
5.25%, 10/1/2025	500,000	506,890
4.50%, 10/1/2029 (a)	622,000	608,005
Chesapeake Energy Corp.
11.50%, 1/1/2025 (a)	500,000	28,750
CrownRock LP
5.63%, 10/15/2025 (a)	455,000	433,965
Endeavor Energy Resources LP
5.75%, 1/30/2028 (a)	454,000	443,218
EQT Corp.
6.13%, 2/1/2025 (c)	150,000	153,311
3.90%, 10/1/2027	250,000	219,375
Matador Resources Co.
5.88%, 9/15/2026	438,000	325,736
MEG Energy Corp.
7.13%, 2/1/2027 (a)	500,000	455,310
Occidental Petroleum Corp.
2.90%, 8/15/2024	350,000	278,250
PBF Holding Co. LLC
6.00%, 2/15/2028 (a)	500,000	419,995
Targa Resources Partners LP
5.88%, 4/15/2026	653,000	662,795
		4,535,600
Pharmaceuticals — 2.7%
Bausch Health Americas, Inc.
8.50%, 1/31/2027 (a)	214,000	233,870
Bausch Health Cos., Inc.
7.00%, 3/15/2024 (a)	1,176,000	1,216,913
Par Pharmaceutical, Inc.
7.50%, 4/1/2027 (a)	630,000	641,775
		2,092,558
Professional Services — 0.5%
Jaguar Holding Co. II
6.38%, 8/1/2023 (a)	364,000	374,465
Real Estate Management & Development — 0.7%
Howard Hughes Corp. (The)
5.38%, 3/15/2025 (a)	569,000	540,550
Investments	Principal Amount	Value
Corporate Bonds (continued)
Road & Rail — 0.9%
Uber Technologies, Inc.
8.00%, 11/1/2026 (a)	$690,000	$699,919
Software — 2.7%
Change Healthcare Holdings LLC
5.75%, 3/1/2025 (a)	417,000	416,404
NortonLifeLock, Inc.
5.00%, 4/15/2025 (a)	325,000	331,500
Solera LLC
10.50%, 3/1/2024 (a)	630,000	640,237
SS&C Technologies, Inc.
5.50%, 9/30/2027 (a)	617,000	648,041
		2,036,182
Specialty Retail — 1.6%
PetSmart, Inc.
5.88%, 6/1/2025 (a)	234,000	234,000
Staples, Inc.
7.50%, 4/15/2026 (a)	1,000,000	873,550
10.75%, 4/15/2027 (a)	158,000	107,498
		1,215,048
Technology Hardware, Storage & Peripherals — 1.8%
Dell International LLC
5.88%, 6/15/2021 (a)	803,000	803,241
7.13%, 6/15/2024 (a)	242,000	251,225
Xerox Corp.
4.12%, 3/15/2023 (c)	291,000	287,362
		1,341,828
Thrifts & Mortgage Finance — 0.5%
Quicken Loans LLC
5.25%, 1/15/2028 (a)	344,000	347,161
Trading Companies & Distributors — 2.4%
Beacon Roofing Supply, Inc.
4.88%, 11/1/2025 (a)	432,000	408,110
Herc Holdings, Inc.
5.50%, 7/15/2027 (a)	392,000	380,707
United Rentals North America, Inc.
6.50%, 12/15/2026	75,000	80,156
4.88%, 1/15/2028	956,000	984,967
		1,853,940
Wireless Telecommunication Services — 2.1%
Sprint Corp.
7.63%, 3/1/2026	359,000	429,005

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 15

Investments	Principal Amount	Value
Corporate Bonds (continued)
T-Mobile USA, Inc.
6.50%, 1/15/2026	$954,000	$1,006,756
4.75%, 2/1/2028	144,000	153,002
		1,588,763
Total Corporate Bonds (Cost $76,719,173)		73,202,718
	Shares
Securities Lending Reinvestments (e) — 0.4%
Investment Companies — 0.4%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $337,658)	337,658	337,658
	Principal Amount
Short-Term Investments — 3.0%
Repurchase Agreements (f) — 3.0%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $2,256,219 (Cost $2,256,208)	$2,256,208	2,256,208
Total Investments — 99.3% (Cost $79,313,039)		75,796,584
Other assets less liabilities — 0.7%		563,557
Net Assets — 100.0%		$76,360,141

(a)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of May 31, 2020.

(c)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of May 31, 2020.

(d)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $323,261, collateralized in the form of cash with a value of $337,658 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(e)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $337,658.

(f)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

USD  U.S. Dollar

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$949,431
Aggregate gross unrealized depreciation	(4,590,688)
Net unrealized depreciation	$(3,641,257)
Federal income tax cost	$79,313,268

Futures Contracts Sold

High Yield-Interest Rate Hedged had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	128	9/21/2020	USD	$17,800,000	$(53,069)
U.S. Treasury 2 Year Note	110	9/30/2020	USD	24,292,813	(7,071)
U.S. Treasury 5 Year Note	258	9/30/2020	USD	32,411,250	(64,433)
					$(124,573)

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

16 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
U.S. Treasury Obligations — 81.9%
U.S. Treasury Inflation Linked Bonds 0.25%, 2/15/2050 (Cost $6,042,599)	$5,769,214	$6,318,201
Short-Term Investments — 16.6%
Repurchase Agreements (a) — 16.6%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $1,281,098 (Cost $1,281,093)	1,281,093	1,281,093
Total Investments — 98.5% (Cost $7,323,692)		7,599,294
Other assets less liabilities — 1.5%		119,565
Net Assets — 100.0%		7,718,859

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$651,972
Aggregate gross unrealized depreciation	(2,170,342)
Net unrealized depreciation	$(1,518,370)
Federal income tax cost	$7,323,692

Swap Agreementsa

Inflation Expectations ETF had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
864,098	11/8/2021	Citibank NA	(0.04)%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Inflation- Protected Securities (TIPS) bond)[f]	370,707
5,568,011	11/8/2021	Citibank NA	(0.13)%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Bond inverse index)[g]	(1,598,728)
6,432,109					(1,228,021)	—	1,206,600	(21,421)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: INFLATION EXPECTATIONS ETF RINF :: 17

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
675,216	11/8/2021	Societe Generale	0.27%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Inflation- Protected Securities (TIPS) bond)[f]	5,583
5,910,476	11/8/2021	Societe Generale	(0.28)%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Bond inverse index)[g]	(571,534)
6,585,692					(565,951)	—	565,951	—
13,017,801					(1,793,972)
				Total Unrealized Appreciation	376,290
				Total Unrealized Depreciation	(2,170,262)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the U.S. Treasury Obligations section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

g  Certain underlying component disclosures related to this index may be found on the website at www.proshares.com/media/FTSE30-Year_TIPS_May.pdf

See accompanying notes to the financial statements.

18 :: RINF INFLATION EXPECTATIONS ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds — 94.7%
Aerospace & Defense — 1.6%
Lockheed Martin Corp.
4.07%, 12/15/2042	$605,000	$757,739
Raytheon Technologies Corp.
6.13%, 7/15/2038	815,000	1,159,122
5.70%, 4/15/2040	1,239,000	1,699,040
4.50%, 6/1/2042	75,000	91,961
		3,707,862
Air Freight & Logistics — 0.4%
United Parcel Service, Inc. 6.20%, 1/15/2038	600,000	877,737
Automobiles — 0.8%
Daimler Finance North America LLC
8.50%, 1/18/2031	536,000	767,363
General Motors Co.
6.25%, 10/2/2043	115,000	119,420
5.20%, 4/1/2045	1,103,000	1,047,000
		1,933,783
Banks — 29.7%
Banco Santander SA
4.25%, 4/11/2027	21,000	22,729
3.80%, 2/23/2028	878,000	923,200
4.38%, 4/12/2028	558,000	610,334
3.31%, 6/27/2029	1,246,000	1,312,369
Bank of America Corp.
4.45%, 3/3/2026	336,000	377,146
3.50%, 4/19/2026	7,000	7,755
4.25%, 10/22/2026	835,000	938,486
6.11%, 1/29/2037	976,000	1,331,562
7.75%, 5/14/2038	792,000	1,268,035
5.88%, 2/7/2042	928,000	1,339,929
5.00%, 1/21/2044	561,000	738,128
Bank of America NA
6.00%, 10/15/2036	420,000	584,347
Bank of Nova Scotia (The)
4.50%, 12/16/2025	485,000	542,220
2.70%, 8/3/2026	500,000	534,274
Barclays plc
4.38%, 1/12/2026	2,479,000	2,726,503
5.25%, 8/17/2045	590,000	754,681
4.95%, 1/10/2047	60,000	74,591
Citigroup, Inc.
3.70%, 1/12/2026	611,000	669,335
4.60%, 3/9/2026	442,000	495,186
3.40%, 5/1/2026	115,000	124,721
4.30%, 11/20/2026	899,000	1,001,210
4.45%, 9/29/2027	3,389,000	3,773,177
Investments	Principal Amount	Value
Corporate Bonds (continued)
8.13%, 7/15/2039	$50,000	$84,168
5.88%, 1/30/2042	63,000	90,526
Cooperatieve Rabobank UA
3.75%, 7/21/2026	871,000	946,735
5.25%, 5/24/2041	400,000	557,397
5.25%, 8/4/2045	944,000	1,223,754
Credit Suisse Group Funding Guernsey Ltd.
4.55%, 4/17/2026	2,091,000	2,371,317
4.88%, 5/15/2045	4,000	5,003
Fifth Third Bancorp
8.25%, 3/1/2038	403,000	602,603
HSBC Holdings plc
4.30%, 3/8/2026	1,067,000	1,194,430
3.90%, 5/25/2026	1,014,000	1,113,786
4.38%, 11/23/2026	500,000	547,159
6.50%, 5/2/2036	440,000	590,297
6.80%, 6/1/2038	978,000	1,352,842
5.25%, 3/14/2044	1,552,000	1,911,628
ING Groep NV
3.95%, 3/29/2027	1,743,000	1,937,241
4.05%, 4/9/2029	2,000	2,247
JPMorgan Chase & Co.
6.40%, 5/15/2038	954,000	1,419,698
5.50%, 10/15/2040	1,934,000	2,666,898
5.60%, 7/15/2041	1,283,000	1,810,510
5.40%, 1/6/2042	748,000	1,023,454
Lloyds Banking Group plc
4.58%, 12/10/2025	449,000	487,876
4.65%, 3/24/2026	204,000	224,063
3.75%, 1/11/2027	473,000	505,939
4.38%, 3/22/2028	341,000	383,157
4.55%, 8/16/2028	622,000	710,885
4.34%, 1/9/2048	1,402,000	1,555,447
Mitsubishi UFJ Financial Group, Inc.
3.85%, 3/1/2026	2,129,000	2,364,124
2.76%, 9/13/2026	714,000	756,756
3.68%, 2/22/2027	1,646,000	1,812,504
3.29%, 7/25/2027	300,000	324,830
3.96%, 3/2/2028	300,000	337,266
4.05%, 9/11/2028	300,000	345,827
3.74%, 3/7/2029	12,000	13,418
3.75%, 7/18/2039	506,000	556,328
Mizuho Financial Group, Inc.
2.84%, 9/13/2026	11,000	11,567
3.17%, 9/11/2027	1,541,000	1,618,801
National Australia Bank Ltd.
2.50%, 7/12/2026	672,000	710,058
PNC Bank NA
4.05%, 7/26/2028	610,000	700,796
Royal Bank of Canada
4.65%, 1/27/2026	329,000	377,832

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 19

Investments	Principal Amount	Value
Corporate Bonds (continued)
Royal Bank of Scotland Group plc
4.80%, 4/5/2026	$629,000	$704,474
Sumitomo Mitsui Financial Group, Inc.
3.78%, 3/9/2026	1,661,000	1,863,618
2.63%, 7/14/2026	1,674,000	1,764,790
3.01%, 10/19/2026	29,000	31,218
3.45%, 1/11/2027	138,000	148,717
3.36%, 7/12/2027	438,000	470,639
3.04%, 7/16/2029	897,000	952,898
2.75%, 1/15/2030	450,000	469,008
Wells Fargo & Co.
3.00%, 4/22/2026	230,000	245,833
4.10%, 6/3/2026	1,088,000	1,191,633
3.00%, 10/23/2026	1,299,000	1,385,372
5.38%, 11/2/2043	336,000	432,356
5.61%, 1/15/2044	766,000	1,012,534
4.40%, 6/14/2046	468,000	529,584
Wells Fargo Bank NA
6.60%, 1/15/2038	517,000	731,611
Westpac Banking Corp.
2.85%, 5/13/2026	1,970,000	2,140,463
2.70%, 8/19/2026	55,000	59,337
3.40%, 1/25/2028	150,000	166,633
		69,699,803
Beverages — 2.3%
Anheuser-Busch InBev Worldwide, Inc.
4.95%, 1/15/2042	50,000	58,450
3.75%, 7/15/2042	973,000	995,491
Coca-Cola Co. (The)
2.25%, 9/1/2026	1,754,000	1,893,253
3.38%, 3/25/2027	500,000	571,374
1.45%, 6/1/2027	450,000	457,533
2.13%, 9/6/2029	1,000,000	1,051,556
Molson Coors Beverage Co.
5.00%, 5/1/2042	444,000	457,317
		5,484,974
Biotechnology — 0.5%
AbbVie, Inc. 4.40%, 11/6/2042	1,100,000	1,266,837
Capital Markets — 5.6%
Goldman Sachs Group, Inc. (The)
6.75%, 10/1/2037	3,250,000	4,536,587
6.25%, 2/1/2041	987,000	1,417,611
5.15%, 5/22/2045	306,000	377,934
Jefferies Group LLC
4.15%, 1/23/2030	397,000	400,961
Morgan Stanley
3.88%, 1/27/2026	1,285,000	1,444,387
3.13%, 7/27/2026	23,000	25,005
Investments	Principal Amount	Value
Corporate Bonds (continued)
4.35%, 9/8/2026	$569,000	$642,058
3.63%, 1/20/2027	274,000	303,883
4.30%, 1/27/2045	1,642,000	1,994,598
4.38%, 1/22/2047	1,069,000	1,334,764
Nomura Holdings, Inc.
3.10%, 1/16/2030	703,000	708,941
		13,186,729
Chemicals — 0.3%
Dow Chemical Co. (The) 7.38%, 11/1/2029	539,000	750,041
Communications Equipment — 1.1%
Cisco Systems, Inc.
5.90%, 2/15/2039	889,000	1,303,590
5.50%, 1/15/2040	828,000	1,198,852
		2,502,442
Consumer Finance — 0.6%
Ally Financial, Inc.
8.00%, 11/1/2031	816,000	1,021,705
American Express Co.
4.05%, 12/3/2042	409,000	478,946
		1,500,651
Diversified Financial Services — 3.6%
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/2035	1,827,000	1,825,490
Shell International Finance BV
2.50%, 9/12/2026	107,000	115,483
4.13%, 5/11/2035	1,150,000	1,411,113
6.38%, 12/15/2038	902,000	1,384,365
5.50%, 3/25/2040	440,000	606,584
4.55%, 8/12/2043	129,000	160,330
4.38%, 5/11/2045	1,842,000	2,278,022
4.00%, 5/10/2046	575,000	669,604
3.75%, 9/12/2046	115,000	130,659
		8,581,650
Diversified Telecommunication Services — 5.4%
AT&T, Inc.
5.35%, 9/1/2040	734,000	915,192
5.55%, 8/15/2041	220,000	275,846
Telefonica Emisiones SA
4.10%, 3/8/2027	975,000	1,081,611
7.05%, 6/20/2036	1,533,000	2,201,252
5.21%, 3/8/2047	195,000	236,948
4.90%, 3/6/2048	821,000	967,251
Verizon Communications, Inc.
4.13%, 3/16/2027	908,000	1,058,426
4.50%, 8/10/2033	1,140,000	1,414,711
4.27%, 1/15/2036	371,000	450,356

See accompanying notes to the financial statements.

20 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
5.25%, 3/16/2037	$450,000	$604,132
4.13%, 8/15/2046	582,000	717,190
4.86%, 8/21/2046	1,752,000	2,350,716
4.52%, 9/15/2048	29,000	37,853
5.01%, 4/15/2049	43,000	59,688
4.67%, 3/15/2055	200,000	274,071
		12,645,243
Electric Utilities — 0.7%
Duke Energy Florida LLC
6.40%, 6/15/2038	496,000	749,852
FirstEnergy Corp.
Series C, 7.38%, 11/15/2031	658,000	966,296
		1,716,148
Energy Equipment & Services — 0.5%
Baker Hughes Holdings LLC
5.13%, 9/15/2040	537,000	630,605
Halliburton Co.
7.45%, 9/15/2039	411,000	505,793
		1,136,398
Entertainment — 2.0%
NBCUniversal Media LLC
4.45%, 1/15/2043	1,232,000	1,519,731
TWDC Enterprises 18 Corp.
3.00%, 2/13/2026	604,000	662,101
1.85%, 7/30/2026	972,000	998,919
2.95%, 6/15/2027	986,000	1,076,699
4.13%, 6/1/2044	52,000	63,101
Walt Disney Co. (The)
6.65%, 11/15/2037	200,000	295,176
		4,615,727
Equity Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co. 7.38%, 3/15/2032	680,000	899,698
Food & Staples Retailing — 0.9%
Walmart, Inc.
5.25%, 9/1/2035	387,000	555,863
6.50%, 8/15/2037	952,000	1,491,466
		2,047,329
Food Products — 0.4%
Kraft Heinz Foods Co.
5.00%, 6/4/2042	801,000	823,521
Unilever Capital Corp.
5.90%, 11/15/2032	171,000	246,026
		1,069,547
Investments	Principal Amount	Value
Corporate Bonds (continued)
Health Care Equipment & Supplies — 0.8%
Medtronic, Inc.
4.38%, 3/15/2035	$970,000	$1,237,605
4.63%, 3/15/2045	452,000	608,929
		1,846,534
Health Care Providers & Services — 2.4%
Anthem, Inc.
4.65%, 1/15/2043	468,000	579,546
Ascension Health
3.95%, 11/15/2046	550,000	677,815
UnitedHealth Group, Inc.
4.63%, 7/15/2035	1,289,000	1,685,926
6.88%, 2/15/2038	406,000	640,900
4.75%, 7/15/2045	1,476,000	1,980,632
		5,564,819
Household Products — 0.4%
Procter & Gamble Co. (The) 3.60%, 3/25/2050	750,000	941,877
Industrial Conglomerates — 0.7%
General Electric Co.
6.75%, 3/15/2032	99,000	118,556
5.88%, 1/14/2038	272,000	303,573
6.88%, 1/10/2039	1,100,000	1,323,472
		1,745,601
Insurance — 1.2%
AXA SA
8.60%, 12/15/2030	523,000	740,785
Manulife Financial Corp.
4.15%, 3/4/2026	408,000	465,360
MetLife, Inc.
4.05%, 3/1/2045	1,497,000	1,715,127
		2,921,272
IT Services — 2.8%
International Business Machines Corp.
3.45%, 2/19/2026	87,000	97,272
3.30%, 5/15/2026	11,000	12,271
3.50%, 5/15/2029	1,705,000	1,944,965
4.15%, 5/15/2039	1,521,000	1,808,871
4.00%, 6/20/2042	1,712,000	1,998,653
4.25%, 5/15/2049	538,000	663,980
		6,526,012
Machinery — 0.4%
Caterpillar, Inc. 3.80%, 8/15/2042	750,000	889,410

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 21

Investments	Principal Amount	Value
Corporate Bonds (continued)
Media — 3.3%
Comcast Corp.
4.25%, 1/15/2033	$734,000	$886,380
6.50%, 11/15/2035	38,000	56,463
4.65%, 7/15/2042	317,000	402,222
4.75%, 3/1/2044	1,053,000	1,354,730
Time Warner Cable LLC
6.55%, 5/1/2037	425,000	542,829
7.30%, 7/1/2038	927,000	1,237,631
6.75%, 6/15/2039	1,187,000	1,558,590
Time Warner Entertainment Co. LP
8.38%, 7/15/2033	8,000	11,685
ViacomCBS, Inc.
6.88%, 4/30/2036	35,000	42,829
4.38%, 3/15/2043	1,681,000	1,605,371
		7,698,730
Metals & Mining — 3.3%
BHP Billiton Finance USA Ltd.
4.13%, 2/24/2042	1,918,000	2,352,008
5.00%, 9/30/2043	150,000	208,450
Rio Tinto Finance USA Ltd.
5.20%, 11/2/2040	786,000	1,071,192
Southern Copper Corp.
6.75%, 4/16/2040	333,000	429,274
5.25%, 11/8/2042	5,000	5,571
5.88%, 4/23/2045	1,235,000	1,491,157
Vale Overseas Ltd.
6.25%, 8/10/2026	59,000	67,459
6.88%, 11/10/2039	1,781,000	2,232,697
		7,857,808
Multiline Retail — 0.9%
Target Corp.
2.50%, 4/15/2026	500,000	545,773
4.00%, 7/1/2042	349,000	437,543
3.63%, 4/15/2046	940,000	1,130,126
		2,113,442
Multi-Utilities — 0.7%
Berkshire Hathaway Energy Co. 6.13%, 4/1/2036	1,118,000	1,617,205
Oil, Gas & Consumable Fuels — 5.8%
Canadian Natural Resources Ltd.
6.25%, 3/15/2038	666,000	752,391
Cenovus Energy, Inc.
6.75%, 11/15/2039	601,000	537,473
CNOOC Finance 2015 USA LLC
4.38%, 5/2/2028	673,000	775,491
Investments	Principal Amount	Value
Corporate Bonds (continued)
ConocoPhillips
6.50%, 2/1/2039	$260,000	$376,357
ConocoPhillips Holding Co.
6.95%, 4/15/2029	1,630,000	2,240,740
Ecopetrol SA
5.88%, 5/28/2045	139,000	144,561
Hess Corp.
5.60%, 2/15/2041	645,000	640,851
Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	512,000	684,625
Kinder Morgan, Inc.
7.75%, 1/15/2032	727,000	979,207
Nexen, Inc.
6.40%, 5/15/2037	617,000	857,914
Phillips 66
5.88%, 5/1/2042	726,000	995,489
Suncor Energy, Inc.
6.50%, 6/15/2038	636,000	785,921
Total Capital SA
3.88%, 10/11/2028	932,000	1,065,334
TransCanada PipeLines Ltd.
6.20%, 10/15/2037	277,000	362,943
7.63%, 1/15/2039	500,000	757,313
Valero Energy Corp.
6.63%, 6/15/2037	768,000	997,541
Williams Cos., Inc. (The)
6.30%, 4/15/2040	585,000	705,865
		13,660,016
Pharmaceuticals — 5.7%
AstraZeneca plc
6.45%, 9/15/2037	1,131,000	1,696,138
4.00%, 9/18/2042	421,000	514,971
4.38%, 11/16/2045	163,000	212,171
GlaxoSmithKline Capital, Inc.
3.88%, 5/15/2028	693,000	813,714
6.38%, 5/15/2038	1,102,000	1,664,009
Johnson & Johnson
5.95%, 8/15/2037	404,000	614,077
Merck & Co., Inc.
4.15%, 5/18/2043	348,000	446,339
Novartis Capital Corp.
4.40%, 5/6/2044	755,000	1,004,278
Pfizer, Inc.
2.75%, 6/3/2026	150,000	168,429
3.00%, 12/15/2026	396,000	451,086
4.00%, 12/15/2036	114,000	136,819
7.20%, 3/15/2039	2,471,000	4,056,329
4.13%, 12/15/2046	450,000	564,261
Wyeth LLC
5.95%, 4/1/2037	677,000	983,885
		13,326,506

See accompanying notes to the financial statements.

22 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Software — 1.9%
Microsoft Corp.
4.50%, 10/1/2040	$912,000	$1,235,702
Oracle Corp.
6.50%, 4/15/2038	705,000	1,063,506
6.13%, 7/8/2039	391,000	572,207
5.38%, 7/15/2040	1,130,000	1,534,452
		4,405,867
Specialty Retail — 0.6%
Home Depot, Inc. (The) 5.88%, 12/16/2036	978,000	1,421,031
Technology Hardware, Storage & Peripherals — 2.2%
Apple, Inc.
3.85%, 5/4/2043	1,601,000	1,963,048
4.45%, 5/6/2044	320,000	420,705
3.45%, 2/9/2045	1,501,000	1,732,039
4.38%, 5/13/2045	386,000	504,370
HP, Inc.
6.00%, 9/15/2041	549,000	613,092
		5,233,254
Tobacco — 0.9%
Altria Group, Inc.
5.38%, 1/31/2044	668,000	786,134
Philip Morris International, Inc.
6.38%, 5/16/2038	800,000	1,169,028
4.25%, 11/10/2044	100,000	117,865
		2,073,027
Wireless Telecommunication Services — 3.9%
America Movil SAB de CV
6.13%, 3/30/2040	1,634,000	2,248,384
4.38%, 7/16/2042	514,000	593,030
Telefonica Europe BV
8.25%, 9/15/2030	103,000	154,890
Investments	Principal Amount	Value
Corporate Bonds (continued)
Vodafone Group plc
4.38%, 5/30/2028	$797,000	$932,030
6.15%, 2/27/2037	360,000	479,320
5.00%, 5/30/2038	1,308,000	1,606,616
5.25%, 5/30/2048	1,840,000	2,389,778
4.25%, 9/17/2050	644,000	739,718
		9,143,766
Total Corporate Bonds (Cost $200,136,347)		222,608,776
Short-Term Investments — 2.2%
Repurchase Agreements (a) — 2.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $5,156,991 (Cost $5,156,969)	5,156,969	5,156,969
Total Investments — 96.9% (Cost $205,293,316)		227,765,745
Other assets less liabilities — 3.1%		7,229,092
Net Assets — 100.0%		$234,994,837

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,817,257
Aggregate gross unrealized depreciation	(1,476,975)
Net unrealized appreciation	$21,340,282
Federal income tax cost	$205,299,253

Futures Contracts Sold

Investment Grade-Interest Rate Hedged had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	583	9/21/2020	USD	$81,073,438	$(263,443)
U.S. Treasury Long Bond	640	9/21/2020	USD	114,160,000	(702,534)
U.S. Treasury Ultra Bond	140	9/21/2020	USD	30,524,375	(160,233)
					$(1,126,210)

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 23

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,345,293
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$20,345,293
Federal income tax cost	$—

Investment in a company which was affiliated for the period ending May 31, 2020, was as follows:

Exchange Traded Funds	Value May 31, 2019	Purchases at Cost	Sales at Value	Shares May 31, 2020	Value May 31, 2020	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Net Realized Gain/(Loss)
ProShares Ultra Bloomberg Crude Oil	$—	$4,775,019	$6,446,067	—	$—	$—	$—	$1,671,048
	$—	$4,775,019	$6,446,067	—	$—	$—	$—	$1,671,048

Futures Contracts Purchased

K-1 Free Crude Oil Strategy ETF had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency		Notional Amount	Value and Unrealized Appreciation
WTI Crude Oil	2,102	8/20/2020	USD	$	76,092,400	$20,345,293

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

24 :: OILK K-1 FREE CRUDE OIL STRATEGY ETF :: MAY 31, 2020 :: CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 89.9%
Adobe, Inc.* (Software)	0.4%	4,456	$1,722,689
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.4%	33,294	1,791,217
Air Products and Chemicals, Inc. (Chemicals)	0.4%	7,079	1,710,640
Alphabet, Inc., Class A* (Interactive Media & Services)	0.9%	2,543	3,645,441
Alphabet, Inc., Class C* (Interactive Media & Services)	0.9%	2,545	3,636,602
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.4%	4,097	10,006,390
Apple, Inc. (Technology Hardware, Storage & Peripherals)	3.3%	42,383	13,475,251
AT&T, Inc. (Diversified Telecommunication Services)	0.4%	56,670	1,748,836
Autodesk, Inc.* (Software)	0.4%	8,278	1,741,526
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	0.8%	17,523	3,251,918
Biogen, Inc.* (Biotechnology)	0.4%	5,433	1,668,420
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	0.5%	1,235	2,024,684
Boston Scientific Corp.* (Health Care Equipment & Supplies)	0.4%	45,263	1,719,541
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.5%	34,310	2,048,993
Charter Communications, Inc., Class A* (Media)	0.5%	3,875	2,108,000
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.5%	20,758	1,903,509
Coca-Cola Co. (The) (Beverages)	0.5%	46,069	2,150,501
Comcast Corp., Class A (Media)	0.6%	62,314	2,467,635
Costco Wholesale Corp. (Food & Staples Retailing)	0.5%	6,849	2,112,711
CVS Health Corp. (Health Care Providers & Services)	0.5%	31,083	2,038,112
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.8%	71,941	3,271,157
Facebook, Inc., Class A* (Interactive Media & Services)	1.2%	21,471	4,832,907
General Electric Co. (Industrial Conglomerates)	0.4%	254,049	1,669,102
Home Depot, Inc. (The) (Specialty Retail)	0.6%	9,370	2,328,258
Humana, Inc. (Health Care Providers & Services)	0.4%	4,338	1,781,400
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Illinois Tool Works, Inc. (Machinery)	0.4%	9,643	$1,663,032
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.9%	59,854	3,766,612
Intercontinental Exchange, Inc. (Capital Markets)	0.4%	17,814	1,732,412
Intuit, Inc. (Software)	0.5%	6,697	1,944,273
Johnson & Johnson (Pharmaceuticals)	0.8%	23,287	3,463,941
JPMorgan Chase & Co. (Banks)	0.7%	27,213	2,648,097
L3Harris Technologies, Inc. (Aerospace & Defense)	0.4%	8,337	1,662,815
Linde plc (Chemicals)	0.6%	11,527	2,332,373
Lockheed Martin Corp. (Aerospace & Defense)	0.5%	5,627	2,185,752
Mastercard, Inc., Class A (IT Services)	0.5%	6,253	1,881,465
Medtronic plc (Health Care Equipment & Supplies)	0.6%	25,086	2,472,978
Merck & Co., Inc. (Pharmaceuticals)	0.8%	39,278	3,170,520
Microsoft Corp. (Software)	3.6%	81,888	15,005,976
Netflix, Inc.* (Entertainment)	0.5%	4,329	1,817,011
Pfizer, Inc. (Pharmaceuticals)	0.4%	47,119	1,799,475
Procter & Gamble Co. (The) (Household Products)	0.6%	20,908	2,423,656
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	25,903	2,095,034
ServiceNow, Inc.* (Software)	0.5%	5,023	1,948,572
Target Corp. (Multiline Retail)	0.4%	14,842	1,815,622
T-Mobile US, Inc.* (Wireless Telecommunication Services)	0.4%	16,103	1,610,944
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.5%	7,009	2,136,694
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.4%	29,684	1,703,268
Vertex Pharmaceuticals, Inc.* (Biotechnology)	0.5%	6,781	1,952,657
Visa, Inc., Class A (IT Services)	0.6%	13,340	2,604,502
Zoetis, Inc. (Pharmaceuticals)	0.5%	13,941	1,943,236
Other Common Stocks(b)	54.8%	5,182,396	226,097,618
Total Common Stocks (Cost $371,681,282)			370,733,975

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: LARGE CAP CORE PLUS CSM :: 25

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.2%
Investment Companies — 0.2%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $1,023,249)	0.2%	1,023,249	$1,023,249
		Principal Amount
Short-Term Investments — 7.9%
Repurchase Agreements (d) — 7.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $32,403,834 (Cost $32,403,703)		$32,403,703	32,403,703
Total Investments — 98.0% (Cost $405,108,234)			404,160,927
Other assets less liabilities — 2.0%			8,178,805
Net Assets — 100.0%			$412,339,732

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $47,459,897.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $980,581, collateralized in the form of cash with a value of $1,023,249 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $1,023,249.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$72,135,799
Aggregate gross unrealized depreciation	(67,247,500)
Net unrealized appreciation	$4,888,299
Federal income tax cost	$407,240,057

Swap Agreementsa

Large Cap Core Plus had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(38,453,485)	12/7/2020	Goldman Sachs International	(0.19)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	3,548,441	(3,439,378)	—	109,063
(13,768,708)	1/6/2021	Societe Generale	(0.02)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	6,765,340
109,370,742	1/6/2021	Societe Generale	0.82%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	(11,325,594)
95,602,034					(4,560,254)	4,539,757	20,497	—

See accompanying notes to the financial statements.

26 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(74,173,937)	11/8/2021	UBS AG	(0.32)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	18,504,055
58,676,550	11/8/2021	UBS AG	0.77%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	(9,524,813)
(15,497,387)					8,979,242	(8,563,994)	—	415,248
41,651,162					7,967,429
				Total Unrealized Appreciation	28,817,836
				Total Unrealized Depreciation	(20,850,407)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Large_Cap_Short_May.pdf.

g  See the Common Stocks section of the preceding Summary Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

Large Cap Core Plus invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	1.8%
Air Freight & Logistics	0.0%*
Airlines	0.4%
Auto Components	0.1%
Automobiles	0.4%
Banks	3.3%
Beverages	1.1%
Biotechnology	2.0%
Building Products	0.3%
Capital Markets	2.8%
Chemicals	1.8%
Commercial Services & Supplies	1.3%
Communications Equipment	1.0%
Construction & Engineering	0.2%
Construction Materials	0.3%
Consumer Finance	0.4%
Containers & Packaging	0.9%
Distributors	0.3%
Diversified Consumer Services	0.3%
Diversified Financial Services	0.8%
Diversified Telecommunication Services	0.9%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: LARGE CAP CORE PLUS CSM :: 27

Electric Utilities	1.5%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.8%
Energy Equipment & Services	0.3%
Entertainment	1.2%
Equity Real Estate Investment Trusts (REITs)	4.8%
Food & Staples Retailing	1.6%
Food Products	1.3%
Health Care Equipment & Supplies	3.7%
Health Care Providers & Services	2.5%
Hotels, Restaurants & Leisure	1.7%
Household Durables	1.2%
Household Products	1.3%
Industrial Conglomerates	0.5%
Insurance	3.3%
Interactive Media & Services	2.9%
Internet & Direct Marketing Retail	3.4%
IT Services	3.8%
Life Sciences Tools & Services	0.8%
Machinery	2.0%
Media	2.4%
Metals & Mining	0.7%
Multiline Retail	0.9%
Multi-Utilities	1.1%
Oil, Gas & Consumable Fuels	2.9%
Personal Products	0.2%
Pharmaceuticals	3.3%
Professional Services	0.2%
Road & Rail	0.7%
Semiconductors & Semiconductor Equipment	3.5%
Software	7.9%
Specialty Retail	1.1%
Technology Hardware, Storage & Peripherals	3.8%
Textiles, Apparel & Luxury Goods	0.8%
Tobacco	0.4%
Trading Companies & Distributors	0.1%
Wireless Telecommunication Services	0.4%
Other[a]	10.1%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

28 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 96.3%
Internet & Direct Marketing Retail — 96.3%
1-800-Flowers.com, Inc., Class A*	301,561	$6,676,560
Alibaba Group Holding Ltd., ADR*	105,620	21,904,532
Amazon.Com, Inc.*	17,021	41,571,580
Baozun, Inc., ADR*	37,650	997,348
Chewy, Inc., Class A* (b)	185,311	8,235,221
eBay, Inc.	178,259	8,117,915
Etsy, Inc.*	104,337	8,449,210
Farfetch Ltd., Class A*	191,795	2,658,279
Fiverr International Ltd.*	20,623	1,342,970
Groupon, Inc.*	4,791,952	6,109,739
Grubhub, Inc.*	134,963	7,657,801
JD.com, Inc., ADR*	75,906	4,123,973
Jumia Technologies AG, ADR*	50,631	227,333
MercadoLibre, Inc.*	4,786	4,076,093
Pinduoduo, Inc., ADR*	61,529	4,114,444
Quotient Technology, Inc.*	758,963	5,282,382
Qurate Retail, Inc., Series A*	966,769	7,961,343
Shutterstock, Inc.	210,953	7,999,338
Stamps.com, Inc.*	41,576	8,238,284
Stitch Fix, Inc., Class A* (b)	315,624	7,297,227
Uxin Ltd., ADR*	191,055	292,314
Vipshop Holdings Ltd., ADR*	249,852	4,332,434
Wayfair, Inc., Class A*	48,949	8,397,201
Yunji, Inc., ADR*	75,758	257,577
Total Common Stocks (Cost $149,934,198)		176,321,098
Securities Lending Reinvestments (c) — 5.4%
Investment Companies — 5.4%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $9,830,576)	9,830,576	9,830,576
Investments	Principal Amount	Value
Short-Term Investments — 8.1%
Repurchase Agreements (d) — 8.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $14,885,341 (Cost $14,885,280)	$14,885,280	$14,885,280
Total Investments — 109.8% (Cost $174,650,054)		201,036,954
Liabilities in excess of other assets — (9.8%)		(17,904,524)
Net Assets — 100.0%		$183,132,430

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $41,996,095.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $14,099,747, collateralized in the form of cash with a value of $9,830,576 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $6,755,375 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $16,585,951.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $9,830,576.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,443,097
Aggregate gross unrealized depreciation	(18,518,401)
Net unrealized appreciation	$8,924,696
Federal income tax cost	$177,358,642

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: LONG ONLINE/SHORT STORES ETF CLIX :: 29

Swap Agreementsa

Long Online /Short Stores ETF had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(85,199,554)	2/8/2021	Credit Suisse International	(0.22)%	Solactive- ProShares Bricks and Mortar Retail Store Index	(13,758,135)
4,239,504	11/8/2021	Credit Suisse International	0.42%	ProShares Online Retail Index	1,107,258
(80,960,050)					(12,650,877)	12,650,877	—	—
(6,100,909)	1/6/2021	Societe Generale	3.73%	Solactive- ProShares Bricks and Mortar Retail Store Index	(3,338,270)
2,919,850	1/6/2021	Societe Generale	0.57%	ProShares Online Retail Index	1,235,531
(3,181,059)					(2,102,739)	1,722,739	380,000	—
(84,141,109)					(14,753,616)
				Total Unrealized Appreciation	2,342,789
				Total Unrealized Depreciation	(17,096,405)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

30 :: CLIX LONG ONLINE/SHORT STORES ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 112.9%
Repurchase Agreements (a) — 112.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $4,672,889 (Cost $4,672,869)	$4,672,869	$4,672,869
Total Investments — 112.9% (Cost $4,672,869)		4,672,869
Liabilities in excess of other assets — (12.9%)		(533,678)
Net Assets — 100.0%		$4,139,191

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$45,656
Aggregate gross unrealized depreciation	(99,076)
Net unrealized depreciation	$(53,420)
Federal income tax cost	$4,672,869

Managed Futures Strategy ETF had the following open long and short futures contracts as of May 31, 2020:

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Trading Currency		Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Foreign Exchange AUD/USD	2	6/15/2020	USD	$	133,200	$4,150
Foreign Exchange JPY/USD	5	6/15/2020	USD		579,781	1,088
Gold	2	8/27/2020	USD		112,109	2,305
U.S. Treasury 10 Year Note	4	9/21/2020	USD		556,250	(6)
U.S. Treasury Long Bond	2	9/21/2020	USD		356,750	(2,534)
						$5,003

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: MANAGED FUTURES STRATEGY ETF FUT :: 31

Futures Contracts Sold

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Cocoa	5	7/16/2020	USD	$122,700	$(9,214)
Coffee 'C'	2	7/21/2020	USD	72,225	10,101
Copper	2	7/29/2020	USD	121,275	(10,155)
Corn	6	7/14/2020	USD	97,725	1,746
Cotton No. 2	4	7/9/2020	USD	115,180	(14,281)
E-Mini Crude Oil	3	8/19/2020	USD	54,300	(12,769)
E-Mini Euro	5	6/15/2020	USD	346,906	(645)
E-Mini Natural Gas	15	6/25/2020	USD	69,338	11,919
Foreign Exchange CAD/USD	4	6/16/2020	USD	290,240	141
Foreign Exchange CHF/USD	3	6/15/2020	USD	390,000	(4,757)
Foreign Exchange GBP/USD	2	6/15/2020	USD	154,075	(1,305)
Lean Hogs	4	7/15/2020	USD	91,240	10,529
Live Cattle	3	8/31/2020	USD	119,520	(7,058)
NY Harbor ULSD	1	6/30/2020	USD	43,537	(7,710)
RBOB Gasoline	1	6/30/2020	USD	45,297	(9,994)
Silver	3	7/29/2020	USD	55,497	(11,591)
Soybean	4	7/14/2020	USD	168,150	3,677
Sugar No. 11	9	6/30/2020	USD	109,973	(6,544)
Wheat	5	7/14/2020	USD	130,187	(513)
					$(58,423)
					$(53,420)

Abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

GBP  British Pound

JPY  Japanese Yen

USD  U.S. Dollar

See accompanying notes to the financial statements.

32 :: FUT MANAGED FUTURES STRATEGY ETF :: MAY 31, 2020 :: CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Common Stocks — 58.5%
Auto Components — 2.5%
Delphi Technologies plc*	14,721	$189,607
Biotechnology — 3.0%
Portola Pharmaceuticals, Inc.*	12,799	229,742
Capital Markets — 7.7%
E*TRADE Financial Corp.	4,239	193,044
Legg Mason, Inc.	4,580	228,221
TD Ameritrade Holding Corp.	4,354	162,274
		583,539
Communications Equipment — 4.0%
Acacia Communications, Inc.*	4,479	302,334
Electric Utilities — 3.0%
El Paso Electric Co.	3,351	227,767
Electrical Equipment — 3.0%
OSRAM Licht AG*	5,101	223,833
Electronic Equipment, Instruments & Components — 12.1%
Fitbit, Inc., Class A*	32,089	203,444
Ingenico Group SA	1,701	234,514
KEMET Corp.	8,690	234,891
Tech Data Corp.*	1,721	234,469
		907,318
Health Care Equipment & Supplies — 3.0%
Wright Medical Group NV*	7,689	227,210
		227,210
Hotels, Restaurants & Leisure — 2.8%
Caesars Entertainment Corp.*	18,306	208,505
Insurance — 3.3%
Willis Towers Watson plc	1,209	245,306
Internet & Direct Marketing Retail — 0.0% (a)
Just Eat Takeaway.com NV*(b)	1	108
Life Sciences Tools & Services — 3.3%
QIAGEN NV*	5,602	245,312
Software — 7.9%
ForeScout Technologies, Inc.*	6,967	164,351
LogMeIn, Inc.	2,647	224,730
Investments	Shares	Value
Common Stocks (continued)
RIB Software SE	7,357	$207,433
		596,514
Specialty Retail — 2.9%
Tiffany & Co.	1,690	216,540
Total Common Stocks (Cost $4,447,807)		4,403,635
	Principal Amount
Short-Term Investments — 41.6%
Repurchase Agreements (c) — 17.7%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $1,328,629 (Cost $1,328,622)	$1,328,622	1,328,622
U.S. Treasury Obligations — 23.9%
U.S. Treasury Bills 0.10%, 7/2/2020 (d) (Cost $1,799,852)	1,800,000	1,799,822
Total Short-Term Investments (Cost $3,128,474)		3,128,444
Total Investments — 100.1% (Cost $7,576,281)		7,532,079
Liabilities in excess of other assets — (0.1%)		(4,923)
Net Assets — 100.0%		$7,527,156

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(d)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$120,738
Aggregate gross unrealized depreciation	(330,851)
Net unrealized depreciation	$(210,113)
Federal income tax cost	$7,576,281

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: MERGER ETF MRGR :: 33

Forward Currency Contracts

Merger ETF had the following open forward currency contracts as of May 31, 2020:

Currency	Counterparty	Delivery Date	Foreign Currency to Receive (Pay)	U.S. Dollars to Receive (Pay)	Market Value	Net Unrealized Appreciation/ (Depreciation)[a]
U.S. Dollar vs. Canadian Dollar	Goldman Sachs International	07/14/20	334,000	$(236,288)	$242,588	$6,300
U.S. Dollar vs. Euro	Goldman Sachs International	07/14/20	85,000	(94,406)	94,438	32
Total Unrealized Appreciation						$6,332
U.S. Dollar vs. Canadian Dollar	Goldman Sachs International	07/14/20	(334,000)	$237,002	$(242,588)	$(5,586)
U.S. Dollar vs. Euro	Goldman Sachs International	07/14/20	(691,000)	750,712	(767,721)	(17,009)
Total Unrealized Depreciation						$(22,595)
						$(16,263)[b]

a  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on forward currency contracts) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on forward currency contracts) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

b  The Net Amount of the Fund's uncollateralized exposure to the counterparty under these contracts is equal to the net unrealized depreciation of $16,263. Neither the Fund nor the counterparty has posted Financial Instruments or cash as collateral pursuant to these contracts.

Swap Agreementsa

Merger ETF had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(4,891)	11/9/2021	Citibank NA	0.61%	S&P Merger Arbitrage Index (short exposure to Acquirers)[f]	(98)
5,954	11/9/2021	Citibank NA	0.54%	S&P Merger Arbitrage Index (long exposure to Targets)[g]	(19)
1,063					(117)	—	117	—
(1,092,408)	11/6/2020	Societe Generale	0.48%	S&P Merger Arbitrage Index (short exposure to Acquirers)[f]	(172,808)
1,985	11/9/2021	Societe Generale	0.67%	S&P Merger Arbitrage Index (long exposure to Targets)[g]	23,277
(1,090,423)					(149,531)	—	19,434	(130,097)
(1,089,360)					(149,648)
				Total Unrealized Appreciation	23,277
				Total Unrealized Depreciation	(172,925)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

34 :: MRGR MERGER ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  Certain underlying short component disclosures related to this index may be found on the website atwww.proshares.com/media/Merger_Acquirers_May.pdf.

g  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

Merger ETF invested, as a percentage of net assets, in the following countries as of May 31, 2020:

United States	46.4%
Germany	9.0%
France	3.1%
Netherlands	0.0%*
Other[a]	41.5%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: MERGER ETF MRGR :: 35

Investments	Shares	Value
Exchange Traded Funds — 99.9%
ProShares DJ Brookfield Global Infrastructure ETF (a)(b)	19,534	$793,764
ProShares Global Listed Private Equity ETF (a)	20,599	534,647
ProShares Hedge Replication ETF (a)(b)	38,530	1,732,309
ProShares Inflation Expectations ETF (a)	19,683	479,084
ProShares Managed Futures Strategy ETF (a)	18,627	735,673
ProShares Merger ETF (a)	47,852	1,800,432
ProShares RAFITM Long/Short (a)	25,607	806,364
Total Exchange Traded Funds (Cost $7,044,971)		6,882,273
Securities Lending Reinvestments (c) — 10.2%
Investment Companies — 10.2%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $703,750)	703,750	703,750
	Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreements (d) — 0.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $16,892 (Cost $16,892)	$16,892	16,892
Total Investments — 110.3% (Cost $7,765,613)		7,602,915
Liabilities in excess of other assets — (10.3%)		(712,188)
Net Assets — 100.0%		$6,890,727

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $1,623,630, collateralized in the form of cash with a value of $703,750 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $960,416 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $1,664,166.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $703,750.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$44,180
Aggregate gross unrealized depreciation	(290,088)
Net unrealized depreciation	$(245,908)
Federal income tax cost	$7,848,823

Investment in a company which was affiliated for the period ending May 31, 2020, was as follows:

Exchange Traded Funds	Value May 31, 2019	Purchases at Cost	Sales at Value	Shares May 31, 2020	Value May 31, 2020	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Net Realized Gain/(Loss)
ProShares DJ Brookfield Global Infrastructure ETF	$973,414	$549,596	$557,509	19,534	$793,764	$(65,189)	$39,233	$(106,548)
ProShares Global Listed Private Equity ETF	110,381	1,064,426	392,835	20,599	534,647	(71,004)	59,334	(176,321)
ProShares Hedge Replication ETF	1,199,242	714,836	171,760	38,530	1,732,309	5,154	13,478	(15,163)
ProShares Inflation Expectations ETF	143,720	359,496	11,385	19,683	479,084	(11,945)	3,233	(802)
ProShares Managed Futures Strategy ETF	1,340,718	626,451	1,214,495	18,627	735,673	9,147	10,184	(26,148)
ProShares Merger ETF	1,990,503	440,416	634,372	47,852	1,800,432	543	11,975	3,342
ProShares RAFITM Long/Short	892,220	594,354	609,532	25,607	806,364	(20,943)	11,610	(49,735)
	$6,650,198	$4,349,575	$3,591,888	190,432	$6,882,273	$(154,237)	$149,047	$(371,375)

See accompanying notes to the financial statements.

36 :: ALTS MORNINGSTAR ALTERNATIVES SOLUTION ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.1%
Air Freight & Logistics — 1.5%
DSV PANALPINA A/S	16,354	$1,727,973
Auto Components — 1.5%
Koito Manufacturing Co. Ltd.	42,612	1,805,576
Beverages — 3.1%
Asahi Group Holdings Ltd.	49,618	1,868,936
Diageo plc	49,580	1,710,458
		3,579,394
Capital Markets — 3.2%
Partners Group Holding AG	2,203	1,821,654
St James's Place plc	168,500	1,914,013
		3,735,667
Chemicals — 4.7%
Croda International plc	28,065	1,800,762
FUCHS PETROLUB SE (Preference)	45,973	1,831,766
Novozymes A/S, Class B	33,491	1,831,316
		5,463,844
Diversified Financial Services — 4.8%
Groupe Bruxelles Lambert SA	23,087	1,867,510
Mitsubishi UFJ Lease & Finance Co. Ltd.	365,131	1,782,697
Tokyo Century Corp.	46,208	2,009,416
		5,659,623
Diversified Telecommunication Services — 1.5%
Telenor ASA	118,199	1,792,414
Electric Utilities — 4.3%
CK Infrastructure Holdings Ltd.	298,488	1,490,322
Red Electrica Corp. SA	100,060	1,763,020
SSE plc	115,106	1,766,723
		5,020,065
Electronic Equipment, Instruments & Components — 1.6%
Halma plc	64,102	1,846,509
Equity Real Estate Investment Trusts (REITs) — 2.8%
Link REIT	193,521	1,446,851
Mirvac Group	1,199,349	1,870,900
		3,317,751
Food & Staples Retailing — 3.1%
Koninklijke Ahold Delhaize NV	70,104	1,778,728
Sundrug Co. Ltd.	54,770	1,845,409
		3,624,137
Investments	Shares	Value
Common Stocks (continued)
Food Products — 4.6%
Chocoladefabriken Lindt & Spruengli AG, Class PC	210	$1,750,911
Kerry Group plc, Class A	15,360	1,901,638
Nestle SA (Registered)	15,895	1,718,387
		5,370,936
Gas Utilities — 4.4%
APA Group	227,212	1,751,059
Enagas SA	77,518	1,742,650
Hong Kong & China Gas Co. Ltd.	963,420	1,620,823
		5,114,532
Health Care Equipment & Supplies — 4.7%
Asahi Intecc Co. Ltd.	60,264	1,845,930
Coloplast A/S, Class B	10,858	1,822,981
Sysmex Corp.	23,356	1,866,572
		5,535,483
Health Care Providers & Services — 4.5%
Alfresa Holdings Corp. (a)	88,844	1,791,971
Ramsay Health Care Ltd.	38,958	1,811,516
Ryman Healthcare Ltd.	224,162	1,679,629
		5,283,116
Household Durables — 4.9%
Rinnai Corp.	21,628	1,820,819
SEB SA (a)	14,445	1,982,778
Sekisui Chemical Co. Ltd.	133,776	1,868,779
		5,672,376
Industrial Conglomerates — 1.4%
Jardine Strategic Holdings Ltd.	80,733	1,610,623
Insurance — 2.9%
Legal & General Group plc	732,357	1,797,245
Prudential plc	125,687	1,626,900
		3,424,145
Interactive Media & Services — 1.6%
REA Group Ltd.	27,281	1,819,424
Machinery — 4.5%
Kurita Water Industries Ltd.	62,489	1,732,535
Spirax-Sarco Engineering plc	14,982	1,828,146
Techtronic Industries Co. Ltd.	196,651	1,692,249
		5,252,930
Multiline Retail — 1.6%
Pan Pacific International Holdings Corp.	90,970	1,833,164

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: MSCI EAFE DIVIDEND GROWERS ETF EFAD :: 37

Investments	Shares	Value
Common Stocks (continued)
Multi-Utilities — 1.5%
AGL Energy Ltd.	157,280	$1,749,785
Oil, Gas & Consumable Fuels — 1.5%
Washington H Soul Pattinson & Co. Ltd.	143,843	1,808,448
Personal Products — 1.5%
Kobayashi Pharmaceutical Co. Ltd.	19,175	1,708,637
Pharmaceuticals — 7.5%
Novartis AG (Registered)	20,238	1,749,101
Novo Nordisk A/S, Class B	26,437	1,721,184
Roche Holding AG	4,812	1,666,444
Sanofi	18,148	1,766,962
UCB SA	19,006	1,902,719
		8,806,410
Professional Services — 3.3%
Intertek Group plc	29,291	1,993,858
Wolters Kluwer NV	23,571	1,879,393
		3,873,251
Real Estate Management & Development — 1.6%
Daito Trust Construction Co. Ltd.	17,355	1,834,006
Road & Rail — 1.3%
MTR Corp. Ltd.	317,631	1,522,383
Software — 1.6%
AVEVA Group plc	35,936	1,816,203
Specialty Retail — 1.6%
USS Co. Ltd.	106,592	1,858,076
Textiles, Apparel & Luxury Goods — 3.1%
Burberry Group plc	99,423	1,838,219
Cie Financiere Richemont SA (Registered)	30,661	1,783,425
		3,621,644
Tobacco — 1.4%
Imperial Brands plc	91,124	1,652,109
Trading Companies & Distributors — 3.1%
Ashtead Group plc	62,288	1,842,769
ITOCHU Corp.	83,040	1,780,502
		3,623,271
Investments	Shares	Value
Common Stocks (continued)
Transportation Infrastructure — 1.5%
Transurban Group	190,056	$1,802,815
Wireless Telecommunication Services — 1.4%
KDDI Corp.	57,706	1,679,733
Total Common Stocks (Cost $113,770,635)		115,846,453
Securities Lending Reinvestments (b) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $120,866)	120,866	120,866
	Principal Amount
Short-Term Investments — 0.4%
Repurchase Agreements (c) — 0.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $441,657 (Cost $441,655)	$441,655	441,655
Total Investments — 99.6% (Cost $114,333,156)		116,408,974
Other assets less liabilities — 0.4%		446,136
Net Assets — 100.0%		$116,855,110

(a)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $116,014, collateralized in the form of cash with a value of $120,866 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $19,306 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.25% - 3.50%, and maturity dates ranging from February 28, 2021 - May 15, 2048; a total value of $140,172.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $120,866.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

Preference  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

See accompanying notes to the financial statements.

38 :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,149,776
Aggregate gross unrealized depreciation	(8,087,973)
Net unrealized appreciation	$2,061,803
Federal income tax cost	$114,347,171

MSCI EAFE Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2020:

Japan	26.5%
United Kingdom	20.1%
Australia	10.8%
Switzerland	9.0%
Hong Kong	6.8%
Denmark	6.1%
Belgium	3.2%
France	3.2%
Netherlands	3.1%
Spain	3.0%
Ireland	1.6%
Germany	1.6%
Norway	1.5%
New Zealand	1.4%
China	1.2%
Other[a]	0.9%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: MSCI EAFE DIVIDEND GROWERS ETF EFAD :: 39

Investments	Shares	Value
Common Stocks — 99.6%
Banks — 13.6%
Absa Group Ltd.	71,107	$328,959
Bancolombia SA, ADR	13,074	338,094
Bank Central Asia Tbk. PT	191,171	339,554
Bank Rakyat Indonesia Persero Tbk. PT	1,887,512	381,120
E.Sun Financial Holding Co. Ltd.	336,668	298,824
Grupo Financiero Inbursa SAB de CV, Class O*	526,438	360,859
Itau Unibanco Holding SA, ADR	80,362	341,538
Nedbank Group Ltd.	61,703	347,255
Public Bank Bhd.	84,893	286,264
		3,022,467
Chemicals — 4.5%
Asian Paints Ltd.	15,223	338,840
Berger Paints India Ltd.	52,117	338,929
Pidilite Industries Ltd.	16,804	326,319
		1,004,088
Construction & Engineering — 2.9%
China Railway Group Ltd., Class H	529,553	288,977
Larsen & Toubro Ltd., GDR (a)	29,005	352,701
		641,678
Consumer Finance — 1.4%
Bajaj Finance Ltd.	11,652	301,045
Diversified Financial Services — 4.5%
FirstRand Ltd.	153,451	350,843
PSG Group Ltd.	35,166	325,514
Remgro Ltd.	41,175	325,984
		1,002,341
Electronic Equipment, Instruments & Components — 2.5%
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	70,900	272,563
Leyard Optoelectronic Co. Ltd., Class A	352,287	280,524
		553,087
Food & Staples Retailing — 4.3%
BIM Birlesik Magazalar A/S	33,073	315,373
Clicks Group Ltd.	23,929	317,327
SPAR Group Ltd. (The)	32,971	329,090
		961,790
Food Products — 3.8%
Indofood CBP Sukses Makmur Tbk. PT	451,859	252,064
Nestle Malaysia Bhd.	9,399	300,508
Investments	Shares	Value
Common Stocks (continued)
Ottogi Corp.	643	$286,078
		838,650
Gas Utilities — 2.8%
China Gas Holdings Ltd.	87,534	306,027
China Resources Gas Group Ltd.	57,498	313,396
		619,423
Health Care Providers & Services — 4.1%
Bangkok Dusit Medical Services PCL, Class F	466,208	320,967
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	118,900	296,185
Sinopharm Group Co. Ltd., Class H	115,279	283,457
		900,609
Hotels, Restaurants & Leisure — 1.1%
Jollibee Foods Corp.	109,673	235,509
Household Durables — 2.8%
Haier Electronics Group Co. Ltd.	114,715	319,660
Zhejiang Supor Co. Ltd., Class A	30,900	292,758
		612,418
Household Products — 2.7%
Hindustan Unilever Ltd.	11,589	315,311
Unilever Indonesia Tbk. PT	542,231	287,631
		602,942
Industrial Conglomerates — 4.7%
Alfa SAB de CV, Class A	638,606	338,102
Ayala Corp.	23,622	348,823
SK Holdings Co. Ltd.	1,841	355,282
		1,042,207
Insurance — 2.7%
Ping An Insurance Group Co. of China Ltd., Class H	29,865	294,739
Sanlam Ltd.	97,975	315,773
		610,512
Interactive Media & Services — 1.3%
Tencent Holdings Ltd.	5,456	288,866
Internet & Direct Marketing Retail — 1.3%
Naspers Ltd., Class N	1,758	279,274
IT Services — 2.8%
Infosys Ltd., ADR	34,307	312,194
Tata Consultancy Services Ltd.	11,749	306,457
		618,651

See accompanying notes to the financial statements.

40 :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Media — 1.3%
China South Publishing & Media Group Co. Ltd., Class A	197,800	$294,807
Oil, Gas & Consumable Fuels — 3.6%
LUKOIL PJSC, ADR	4,158	313,056
Reliance Industries Ltd.	16,250	314,701
Rosneft Oil Co. PJSC, GDR (a)	31,712	165,029
		792,786
Personal Products — 3.1%
Godrej Consumer Products Ltd.	41,327	346,394
Marico Ltd.	73,194	332,787
		679,181
Pharmaceuticals — 2.6%
China Medical System Holdings Ltd.	244,877	278,948
Yunnan Baiyao Group Co. Ltd., Class A	24,600	303,575
		582,523
Real Estate Management & Development — 10.5%
Aldar Properties PJSC	623,354	293,591
Ayala Land, Inc.	481,324	304,274
China Fortune Land Development Co. Ltd., Class A	94,432	286,246
China Overseas Land & Investment Ltd.	93,649	285,121
China Resources Land Ltd.	76,414	301,161
China Vanke Co. Ltd., Class H	92,359	299,662
Longfor Group Holdings Ltd. (a)	66,551	301,353
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	360,305	254,375
		2,325,783
Specialty Retail — 1.5%
China International Travel Service Corp. Ltd., Class A	24,100	341,419
Textiles, Apparel & Luxury Goods — 1.5%
Page Industries Ltd.	1,308	326,348
Thrifts & Mortgage Finance — 2.9%
Housing Development Finance Corp. Ltd.	14,868	326,180
LIC Housing Finance Ltd.	98,920	313,376
		639,556
Investments	Shares	Value
Common Stocks (continued)
Tobacco — 1.6%
ITC Ltd.*	134,085	$349,947
Transportation Infrastructure — 4.4%
Grupo Aeroportuario del Pacifico SAB de CV, Class B	52,262	345,020
Grupo Aeroportuario del Sureste SAB de CV, Class B	31,048	320,008
International Container Terminal Services, Inc.	181,707	314,810
		979,838
Water Utilities — 1.3%
Guangdong Investment Ltd.	149,612	294,534
Wireless Telecommunication Services — 1.5%
America Movil SAB de CV, Series L	488,578	326,313
Total Common Stocks (Cost $25,885,713)		22,068,592
	Principal Amount
Short-Term Investments — 1.9%
Repurchase Agreements (b) — 1.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $424,059 (Cost $424,057)	$424,057	424,057
Total Investments — 101.5% (Cost $26,309,770)		22,492,649
Liabilities in excess of other assets — (1.5%)		(328,142)
Net Assets — 100.0%		$22,164,507

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR    American Depositary Receipt

GDR    Global Depositary Receipt

PJSC  Public Joint Stock Company

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF EMDV :: 41

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,096,653
Aggregate gross unrealized depreciation	(5,343,830)
Net unrealized depreciation	$(4,247,177)
Federal income tax cost	$26,739,826

MSCI Emerging Markets Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2020:

China	29.2%
India	22.1%
South Africa	13.2%
Mexico	7.6%
Indonesia	5.7%
Philippines	5.4%
South Korea	2.9%
Malaysia	2.7%
Russia	2.2%
Brazil	1.5%
Colombia	1.5%
Thailand	1.5%
Turkey	1.4%
Taiwan	1.4%
United Arab Emirates	1.3%
Other[a]	0.4%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

42 :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.3%
Air Freight & Logistics — 2.8%
DSV PANALPINA A/S	2,037	$215,231
Beverages — 2.8%
Diageo plc	6,176	213,065
Capital Markets — 6.0%
Partners Group Holding AG	274	226,570
St James's Place plc	20,988	238,405
		464,975
Chemicals — 8.9%
Croda International plc	3,496	224,317
FUCHS PETROLUB SE (Preference)	5,726	228,149
Novozymes A/S, Class B	4,172	228,129
		680,595
Diversified Financial Services — 3.0%
Groupe Bruxelles Lambert SA	2,876	232,640
Diversified Telecommunication Services — 2.9%
Telenor ASA	14,723	223,265
Electric Utilities — 5.7%
Red Electrica Corp. SA	12,463	219,593
SSE plc	14,338	220,069
		439,662
Electronic Equipment, Instruments & Components — 3.0%
Halma plc	7,985	230,014
Food & Staples Retailing — 2.9%
Koninklijke Ahold Delhaize NV	8,732	221,554
Food Products — 8.7%
Chocoladefabriken Lindt & Spruengli AG, Class PC	26	216,780
Kerry Group plc, Class A	1,913	236,838
Nestle SA (Registered)	1,980	214,055
		667,673
Gas Utilities — 2.8%
Enagas SA	9,656	217,073
Health Care Equipment & Supplies — 3.0%
Coloplast A/S, Class B	1,353	227,159
Investments	Shares	Value
Common Stocks (continued)
Household Durables — 3.2%
SEB SA (a)	1,799	$246,938
Insurance — 5.5%
Legal & General Group plc	91,222	223,864
Prudential plc	15,655	202,639
		426,503
Machinery — 3.0%
Spirax-Sarco Engineering plc	1,866	227,695
Pharmaceuticals — 14.3%
Novartis AG (Registered)	2,521	217,881
Novo Nordisk A/S, Class B	3,293	214,391
Roche Holding AG	599	207,440
Sanofi	2,260	220,043
UCB SA	2,367	236,964
		1,096,719
Professional Services — 6.3%
Intertek Group plc	3,648	248,322
Wolters Kluwer NV	2,936	234,097
		482,419
Software — 2.9%
AVEVA Group plc	4,476	226,217
Textiles, Apparel & Luxury Goods — 5.9%
Burberry Group plc	12,384	228,966
Cie Financiere Richemont SA (Registered)	3,819	222,136
		451,102
Tobacco — 2.7%
Imperial Brands plc	11,350	205,779
Trading Companies & Distributors — 3.0%
Ashtead Group plc	7,758	229,518
Total Common Stocks (Cost $7,407,158)		7,625,796
Securities Lending Reinvestments (b) — 2.0%
Investment Companies — 2.0%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $157,426)	157,426	157,426

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: MSCI EUROPE DIVIDEND GROWERS ETF EUDV :: 43

Investments	Principal Amount	Value
Short-Term Investments — 0.2%
Repurchase Agreements (c) — 0.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $16,745 (Cost $16,745)	$16,745	$16,745
Total Investments — 101.5% (Cost $7,581,329)		7,799,967
Liabilities in excess of other assets — (1.5%)		(114,317)
Net Assets — 100.0%		$7,685,650

(a)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $151,951, collateralized in the form of cash with a value of $157,426 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $157,426.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

Preference  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$593,611
Aggregate gross unrealized depreciation	(376,590)
Net unrealized appreciation	$217,021
Federal income tax cost	$7,582,946

MSCI Europe Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2020:

United Kingdom	38.0%
Switzerland	17.0%
Denmark	11.5%
Belgium	6.1%
France	6.1%
Netherlands	5.9%
Spain	5.7%
Ireland	3.1%
Germany	3.0%
Norway	2.9%
Other[a]	0.7%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

44 :: EUDV MSCI EUROPE DIVIDEND GROWERS ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 100.0%
Internet & Direct Marketing Retail — 100.0%
1-800-Flowers.com, Inc., Class A*	224,905	$4,979,397
Alibaba Group Holding Ltd., ADR*	78,729	16,327,607
Amazon.com, Inc.*	12,696	31,008,329
Baozun, Inc., ADR*	28,080	743,839
Chewy, Inc., Class A*(a)	138,205	6,141,830
eBay, Inc.	132,946	6,054,361
Etsy, Inc.*	77,815	6,301,459
Farfetch Ltd., Class A*	143,041	1,982,548
Fiverr International Ltd.*	15,381	1,001,611
Groupon, Inc.*	3,573,845	4,556,652
Grubhub, Inc.*	100,655	5,711,165
JD.com, Inc., ADR*	56,611	3,075,676
Jumia Technologies AG, ADR*	37,760	169,542
MercadoLibre, Inc.*	3,570	3,040,462
Pinduoduo, Inc., ADR*	45,889	3,068,597
Quotient Technology, Inc.*	566,036	3,939,611
Qurate Retail, Inc., Series A*	721,018	5,937,583
Shutterstock, Inc.	157,329	5,965,916
Stamps.com, Inc.*	31,007	6,144,037
Stitch Fix, Inc., Class A*(a)	235,191	5,437,616
Uxin Ltd., ADR*	142,489	218,008
Vipshop Holdings Ltd., ADR*	186,340	3,231,136
Wayfair, Inc., Class A*	36,487	6,259,345
Yunji, Inc., ADR*	56,500	192,100
Total Common Stocks (Cost $108,627,121)		131,488,427
Securities Lending Reinvestments (b) — 4.7%
Investment Companies — 4.7%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $6,238,009)	6,238,009	6,238,009
Investments	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (c) — 0.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $107,884 (Cost $107,884)	$107,884	$107,884
Total Investments — 104.8% (Cost $114,973,014)		137,834,320
Liabilities in excess of other assets — (4.8%)		(6,318,081)
Net Assets — 100.0%		$131,516,239

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $10,004,804, collateralized in the form of cash with a value of $6,238,009 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $4,915,868 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $11,153,877.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $6,238,009.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,029,733
Aggregate gross unrealized depreciation	(435,102)
Net unrealized appreciation	$21,594,631
Federal income tax cost	$116,239,689

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ONLINE RETAIL ETF ONLN :: 45

Investments	Shares	Value
Common Stocks — 99.7%
Biotechnology — 0.5%
Kindred Biosciences, Inc.*	75,046	$321,947
Distributors — 0.0% (a)
Arata Corp.	473	19,978
Food Products — 16.7%
Freshpet, Inc.*	74,018	5,712,709
General Mills, Inc.	22,154	1,396,588
JM Smucker Co. (The)	4,054	461,872
Nestle SA (Registered)	23,333	2,519,615
		10,090,784
Health Care Equipment & Supplies — 12.1%
Heska Corp.*	14,541	1,278,590
IDEXX Laboratories, Inc.*	19,529	6,032,118
		7,310,708
Health Care Providers & Services — 10.4%
Covetrus, Inc.*	197,771	3,021,941
CVS Group plc	140,937	1,677,041
Patterson Cos., Inc.	3,089	60,822
PetIQ, Inc.*	48,445	1,486,293
		6,246,097
Household Products — 8.2%
Central Garden & Pet Co., Class A*	77,253	2,646,688
Colgate-Palmolive Co.	31,307	2,264,435
		4,911,123
Insurance — 5.8%
Anicom Holdings, Inc.	35,851	1,768,532
Trupanion, Inc.*	58,227	1,753,797
		3,522,329
Internet & Direct Marketing Retail — 13.8%
Chewy, Inc., Class A*	111,444	4,952,572
PetMed Express, Inc.	39,523	1,426,780
zooplus AG*	12,362	1,929,375
		8,308,727
Pharmaceuticals — 27.5%
Dechra Pharmaceuticals plc	161,128	5,535,988
Elanco Animal Health, Inc.*	14,568	311,901
Investments	Shares	Value
Common Stocks (continued)
Merck & Co., Inc.	33,116	$2,673,123
Virbac SA*	8,451	1,782,396
Zoetis, Inc.	44,810	6,246,066
		16,549,474
Specialty Retail — 4.7%
Pets at Home Group plc	811,367	2,286,651
Tractor Supply Co.	4,225	515,535
		2,802,186
Total Common Stocks (Cost $50,181,843)		60,083,353
	Principal Amount
Short-Term Investments — 0.3%
Repurchase Agreements (b) — 0.3%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $187,730 (Cost $187,730)	$187,730	187,730
Total Investments — 100.0% (Cost $50,369,573)		60,271,083
Other assets less liabilities — 0.0%		3,732
Net Assets — 100.0%		$60,274,815

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,914,245
Aggregate gross unrealized depreciation	(3,182,304)
Net unrealized appreciation	$7,731,941
Federal income tax cost	$52,539,142

See accompanying notes to the financial statements.

46 :: PAWZ PET CARE ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Pet Care ETF invested, as a percentage of net assets, in the following countries as of May 31, 2020:

United States	70.6%
United Kingdom	15.8%
Switzerland	4.2%
Germany	3.2%
Japan	3.0%
France	2.9%
Other[a]	0.3%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: PET CARE ETF PAWZ :: 47

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 98.6%
3M Co. (Industrial Conglomerates)	0.4%	142	$22,214
AbbVie, Inc. (Biotechnology)	0.6%	335	31,044
Alphabet, Inc., Class A* (Interactive Media & Services)	0.7%	26	37,271
Alphabet, Inc., Class C* (Interactive Media & Services)	0.7%	26	37,152
Altria Group, Inc. (Tobacco)	0.5%	671	26,203
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	0.9%	20	48,847
Amgen, Inc. (Biotechnology)	0.5%	110	25,267
Anthem, Inc. (Health Care Providers & Services)	0.4%	80	23,529
Apple, Inc. (Technology Hardware, Storage & Peripherals)	2.9%	494	157,062
AT&T, Inc. (Diversified Telecommunication Services)	1.9%	3,377	104,214
Bank of America Corp. (Banks)	1.1%	2,374	57,261
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.3%	366	67,922
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.5%	884	81,063
Cisco Systems, Inc. (Communications Equipment)	0.8%	954	45,620
Citigroup, Inc. (Banks)	0.9%	976	46,760
Coca-Cola Co. (The) (Beverages)	0.5%	594	27,728
Comcast Corp., Class A (Media)	0.9%	1,163	46,055
Costco Wholesale Corp. (Food & Staples Retailing)	0.5%	90	27,762
CVS Health Corp. (Health Care Providers & Services)	0.8%	669	43,866
Duke Energy Corp. (Electric Utilities)	0.4%	254	21,750
DuPont de Nemours, Inc. (Chemicals)	0.4%	437	22,169
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	2.1%	2,471	112,356
Facebook, Inc., Class A* (Interactive Media & Services)	0.7%	163	36,690
Ford Motor Co. (Automobiles)	0.6%	5,836	33,324
General Electric Co. (Industrial Conglomerates)	0.5%	4,158	27,318
General Motors Co. (Automobiles)	0.6%	1,181	30,564
Gilead Sciences, Inc. (Biotechnology)	0.5%	341	26,540
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Goldman Sachs Group, Inc. (The) (Capital Markets)	0.5%	128	$25,151
Home Depot, Inc. (The) (Specialty Retail)	0.7%	153	38,017
Intel Corp. (Semiconductors & Semiconductor Equipment)	1.1%	935	58,839
International Business Machines Corp. (IT Services)	0.7%	315	39,344
Johnson & Johnson (Pharmaceuticals)	1.3%	485	72,144
JPMorgan Chase & Co. (Banks)	1.5%	851	82,811
Kroger Co. (The) (Food & Staples Retailing)	0.4%	695	22,671
McKesson Corp. (Health Care Providers & Services)	0.5%	178	28,243
Medtronic plc (Health Care Equipment & Supplies)	0.4%	235	23,166
Merck & Co., Inc. (Pharmaceuticals)	0.7%	472	38,100
Microsoft Corp. (Software)	1.9%	545	99,871
PepsiCo, Inc. (Beverages)	0.6%	252	33,151
Pfizer, Inc. (Pharmaceuticals)	1.2%	1,706	65,152
Philip Morris International, Inc. (Tobacco)	0.6%	437	32,058
Phillips 66 (Oil, Gas & Consumable Fuels)	0.4%	286	22,382
Procter & Gamble Co. (The) (Household Products)	1.0%	453	52,512
Target Corp. (Multiline Retail)	0.4%	182	22,264
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.4%	212	21,139
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.1%	184	56,092
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.7%	1,596	91,578
Walmart, Inc. (Food & Staples Retailing)	1.2%	513	63,643
Walt Disney Co. (The) (Entertainment)	0.6%	261	30,615
Wells Fargo & Co. (Banks)	1.0%	1,896	50,187
Other Common Stocks (b)	55.1%	84,292	2,960,263
Total Common Stocks (Cost $4,471,560)			5,296,944
		No. of Rights
Rights — 0.1%
Liberty Media Corp.-Liberty SiriusXM, expiring 06/05/20* (Cost $—)	0.1%	2	22

!See accompanying notes to the financial statements.

48 :: RALS RAFITM LONG/SHORT :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $7,747)	0.1%	7,747	$7,747
		Principal Amount
Short-Term Investments — 24.1%
Repurchase Agreements (d) — 24.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $1,296,908 (Cost $1,296,903)		$1,296,903	1,296,903
Total Investments — 122.9% (Cost $5,776,210)			6,601,616
Liabilities in excess of other assets — (22.9%)			(1,228,162)
Net Assets — 100.0%			$5,373,454

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $402,659.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $19,049, collateralized in the form of cash with a value of $7,747 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $12,288 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $20,035.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $7,747.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,514,933
Aggregate gross unrealized depreciation	(2,124,367)
Net unrealized depreciation	$(609,434)
Federal income tax cost	$5,820,918

Swap Agreementsa

RAFITM Long/Short had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(475,799)	12/7/2020	Goldman Sachs International	(0.29)%	Russell 1000 Total Return Index	(78,652)
341,135	12/7/2020	Goldman Sachs International	0.54%	FTSE RAFI US 1000 Total Return Index	33,736
(134,664)					(44,916)	—	—	(44,916)
(5,159,312)	3/8/2021	Societe Generale	0.08%	Russell 1000 Total Return Index	(1,603,803)
				FTSE RAFI US 1000
87,865	1/6/2021	Societe Generale	0.42%	Total Return Index	258,587
(5,071,447)					(1,345,216)	402,659	76,913	(865,644)
(5,206,111)					(1,390,132)
				Total Unrealized Appreciation	292,323
				Total Unrealized Depreciation	(1,682,455)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: RAFITM LONG/SHORT RALS :: 49

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

RAFITM Long/Short invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	1.5%
Air Freight & Logistics	0.8%
Airlines	0.1%
Auto Components	0.6%
Automobiles	1.3%
Banks	6.4%
Beverages	1.4%
Biotechnology	2.0%
Building Products	0.5%
Capital Markets	2.8%
Chemicals	2.3%
Commercial Services & Supplies	0.3%
Communications Equipment	1.0%
Construction & Engineering	0.3%
Construction Materials	0.1%
Consumer Finance	1.0%
Containers & Packaging	0.6%
Distributors	0.2%
Diversified Consumer Services	0.1%
Diversified Financial Services	1.4%
Diversified Telecommunication Services	3.9%
Electric Utilities	2.8%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	1.0%
Energy Equipment & Services	0.7%
Entertainment	0.9%
Equity Real Estate Investment Trusts (REITs)	2.9%
Food & Staples Retailing	3.0%
Food Products	1.9%
Gas Utilities	0.2%
Health Care Equipment & Supplies	1.8%
Health Care Providers & Services	4.9%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.4%
Household Durables	0.5%
Household Products	1.5%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.3%
Insurance	3.6%
Interactive Media & Services	2.1%
Internet & Direct Marketing Retail	1.3%
IT Services	2.6%
Leisure Products	0.1%

See accompanying notes to the financial statements.

50 :: RALS RAFITM LONG/SHORT :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Life Sciences Tools & Services	0.6%
Machinery	1.9%
Marine	0.0%*
Media	2.0%
Metals & Mining	0.6%
Mortgage Real Estate Investment Trusts (REITs)	0.2%
Multiline Retail	0.9%
Multi-Utilities	1.3%
Oil, Gas & Consumable Fuels	6.8%
Paper & Forest Products	0.1%
Personal Products	0.1%
Pharmaceuticals	4.2%
Professional Services	0.3%
Real Estate Management & Development	0.1%
Road & Rail	1.0%
Semiconductors & Semiconductor Equipment	3.3%
Software	2.8%
Specialty Retail	2.5%
Technology Hardware, Storage & Peripherals	3.6%
Textiles, Apparel & Luxury Goods	0.5%
Thrifts & Mortgage Finance	0.1%
Tobacco	1.1%
Trading Companies & Distributors	0.5%
Transportation Infrastructure	0.0%*
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	1.3%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: RAFITM LONG/SHORT RALS :: 51

Investments	Shares	Value
Common Stocks — 99.7%
Banks — 9.6%
BancFirst Corp.	223,688	$8,526,987
Community Bank System, Inc.	167,069	9,927,240
Southside Bancshares, Inc.	327,381	9,232,144
Tompkins Financial Corp.	130,746	8,413,505
UMB Financial Corp.	182,686	9,368,138
United Bankshares, Inc.	374,218	10,882,259
		56,350,273
Chemicals — 9.4%
Balchem Corp.	109,960	11,067,474
HB Fuller Co.	267,775	10,073,695
Quaker Chemical Corp.	66,687	11,393,474
Sensient Technologies Corp.	214,774	10,764,473
Stepan Co.	122,531	11,905,112
		55,204,228
Commercial Services & Supplies — 9.5%
ABM Industries, Inc.	310,193	9,532,230
Brady Corp., Class A	215,352	11,010,948
Healthcare Services Group, Inc.	392,225	9,382,022
Matthews International Corp., Class A	360,985	7,472,390
McGrath RentCorp	160,907	8,972,174
MSA Safety, Inc.	81,263	9,665,421
		56,035,185
Electric Utilities — 2.8%
ALLETE, Inc.	137,985	8,103,859
Portland General Electric Co.	180,274	8,492,708
		16,596,567
Electronic Equipment, Instruments & Components — 1.7%
Badger Meter, Inc.	166,809	10,207,043
Equity Real Estate Investment Trusts (REITs) — 4.7%
National Health Investors, Inc.	123,512	6,853,681
Tanger Factory Outlet Centers, Inc. (a)	885,889	5,448,217
Universal Health Realty Income Trust	94,317	8,808,265
Urstadt Biddle Properties, Inc., Class A	509,225	6,497,711
		27,607,874
Food & Staples Retailing — 1.2%
Andersons, Inc. (The)	547,685	7,097,998
Investments	Shares	Value
Common Stocks (continued)
Food Products — 6.9%
Calavo Growers, Inc.	172,018	$10,064,773
J&J Snack Foods Corp.	65,257	8,394,008
Lancaster Colony Corp.	69,978	10,738,824
Tootsie Roll Industries, Inc.	314,364	11,197,643
		40,395,248
Gas Utilities — 10.3%
Chesapeake Utilities Corp.	109,590	9,900,361
New Jersey Resources Corp.	276,436	9,708,432
Northwest Natural Holding Co.	151,937	9,740,681
South Jersey Industries, Inc.	374,218	10,612,822
Southwest Gas Holdings, Inc.	149,625	11,364,019
Spire, Inc.	129,264	9,425,931
		60,752,246
Health Care Equipment & Supplies — 3.7%
Atrion Corp.	14,710	9,443,673
Utah Medical Products, Inc.	122,277	12,164,116
		21,607,789
Health Care Providers & Services — 5.0%
Ensign Group, Inc. (The)	230,756	10,088,652
National HealthCare Corp.	141,283	9,475,851
Pennant Group, Inc. (The)*	381,412	9,722,192
		29,286,695
Insurance — 3.4%
American Equity Investment Life Holding Co.	465,703	10,101,098
RLI Corp.	128,431	10,140,912
		20,242,010
IT Services — 1.7%
Cass Information Systems, Inc.	244,715	9,871,803
Machinery — 7.0%
Franklin Electric Co., Inc.	201,375	10,213,740
Gorman-Rupp Co. (The)	313,991	9,626,964
Hillenbrand, Inc.	452,088	11,636,745
Lindsay Corp.	107,211	10,069,257
		41,546,706

See accompanying notes to the financial statements.

52 :: SMDV RUSSELL 2000 DIVIDEND GROWERS ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Media — 1.2%
Meredith Corp.	455,612	$6,806,843
Multi-Utilities — 4.1%
Avista Corp.	199,956	7,832,277
Black Hills Corp.	130,337	8,043,096
NorthWestern Corp.	136,729	8,220,147
		24,095,520
Personal Products — 1.5%
Inter Parfums, Inc.	186,713	8,665,350
Specialty Retail — 3.3%
Aaron's, Inc.	302,431	11,162,728
Group 1 Automotive, Inc.	128,944	8,115,736
		19,278,464
Thrifts & Mortgage Finance — 1.2%
Northwest Bancshares, Inc.	742,099	7,391,306
Tobacco — 3.3%
Universal Corp.	212,306	9,354,203
Vector Group Ltd.	908,863	10,388,304
		19,742,507
Trading Companies & Distributors — 1.6%
GATX Corp.	148,903	9,342,174
Water Utilities — 6.6%
American States Water Co.	119,797	9,824,552
California Water Service Group	193,404	9,089,988
Middlesex Water Co.	155,533	10,554,469
SJW Group	151,672	9,531,069
		39,000,078
Total Common Stocks (Cost $675,125,700)		587,123,907
Investments	Shares	Value
Securities Lending Reinvestments (b) — 0.9%
Investment Companies — 0.9%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $5,377,273)	5,377,273	$5,377,273
	Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreements (c) — 0.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $1,112,324 (Cost $1,112,320)	$1,112,320	1,112,320
Total Investments — 100.8% (Cost $681,615,293)		593,613,500
Liabilities in excess of other assets — (0.8%)		(4,658,310)
Net Assets — 100.0%		$588,955,190

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $4,899,293, collateralized in the form of cash with a value of $5,377,273 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $5,377,273.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,107,380
Aggregate gross unrealized depreciation	(112,002,896)
Net unrealized depreciation	$(88,895,516)
Federal income tax cost	$682,509,016

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: RUSSELL 2000 DIVIDEND GROWERS ETF SMDV :: 53

Investments	Shares	Value
Common Stocks — 99.6%
Banks — 3.3%
Commerce Bancshares, Inc.	5,711	$363,962
United Bankshares, Inc.	11,782	342,621
		706,583
Beverages — 2.8%
Coca-Cola Co. (The)	5,992	279,707
PepsiCo, Inc.	2,411	317,167
		596,874
Capital Markets — 4.6%
Eaton Vance Corp.	8,585	309,489
Franklin Resources, Inc.	15,290	288,522
S&P Global, Inc.	1,221	396,850
		994,861
Chemicals — 9.8%
Air Products and Chemicals, Inc.	1,441	348,218
HB Fuller Co.	8,430	317,137
PPG Industries, Inc.	3,262	331,648
RPM International, Inc.	4,853	362,907
Sherwin-Williams Co. (The)	612	363,436
Stepan Co.	3,858	374,843
		2,098,189
Commercial Services & Supplies — 4.2%
ABM Industries, Inc.	9,766	300,109
Cintas Corp.	1,215	301,271
MSA Safety, Inc.	2,557	304,130
		905,510
Containers & Packaging — 1.6%
Sonoco Products Co.	6,544	339,045
Distributors — 1.6%
Genuine Parts Co.	3,996	333,306
Electric Utilities — 1.4%
MGE Energy, Inc.	4,454	302,382
Electrical Equipment — 1.5%
Emerson Electric Co.	5,327	325,054
Energy Equipment & Services — 1.1%
Helmerich & Payne, Inc.	11,994	241,439
Investments	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs) — 1.0%
Federal Realty Investment Trust	2,728	$217,994
Food & Staples Retailing — 4.2%
Sysco Corp.	4,945	272,766
Walgreens Boots Alliance, Inc.	6,554	281,429
Walmart, Inc.	2,824	350,345
		904,540
Food Products — 6.6%
Archer-Daniels-Midland Co.	8,796	345,771
Hormel Foods Corp.	7,532	367,788
Lancaster Colony Corp.	2,201	337,765
Tootsie Roll Industries, Inc.	9,898	352,567
		1,403,891
Gas Utilities — 3.1%
National Fuel Gas Co.	8,578	360,019
Northwest Natural Holding Co.	4,784	306,702
		666,721
Health Care Equipment & Supplies — 4.9%
Abbott Laboratories	4,050	384,426
Becton Dickinson and Co.	1,383	341,504
Medtronic plc	3,341	329,356
		1,055,286
Hotels, Restaurants & Leisure — 1.4%
McDonald's Corp.	1,664	310,036
Household Durables — 1.3%
Leggett & Platt, Inc.	8,769	268,244
Household Products — 6.4%
Clorox Co. (The)	1,911	394,144
Colgate-Palmolive Co.	4,565	330,187
Kimberly-Clark Corp.	2,260	319,654
Procter & Gamble Co. (The)	2,721	315,418
		1,359,403
Industrial Conglomerates — 1.6%
3M Co.	2,154	336,972

See accompanying notes to the financial statements.

54 :: TMDV RUSSELL U.S. DIVIDEND GROWERS ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Insurance — 5.0%
Aflac, Inc.	8,118	$296,064
Cincinnati Financial Corp.	3,371	198,720
Old Republic International Corp.	15,837	246,899
RLI Corp.	4,043	319,235
		1,060,918
IT Services — 1.4%
Automatic Data Processing, Inc.	2,079	304,553
Machinery — 9.4%
Dover Corp.	3,177	308,963
Gorman-Rupp Co. (The)	9,885	303,074
Illinois Tool Works, Inc.	2,016	347,679
Nordson Corp.	2,312	435,465
Stanley Black & Decker, Inc.	2,581	323,787
Tennant Co.	4,635	296,362
		2,015,330
Metals & Mining — 1.7%
Nucor Corp.	8,358	353,209
Multiline Retail — 1.8%
Target Corp.	3,124	382,159
Multi-Utilities — 2.5%
Black Hills Corp.	4,103	253,196
Consolidated Edison, Inc.	3,766	282,676
		535,872
Oil, Gas & Consumable Fuels — 1.5%
Exxon Mobil Corp.	6,943	315,698
Pharmaceuticals — 1.6%
Johnson & Johnson	2,331	346,736
Specialty Retail — 1.9%
Lowe's Cos., Inc.	3,143	409,690
Tobacco — 1.4%
Universal Corp.	6,685	294,541
Trading Companies & Distributors — 1.7%
WW Grainger, Inc.	1,162	359,778
Investments	Shares	Value
Common Stocks (continued)
Water Utilities — 5.7%
American States Water Co.	3,771	$309,260
California Water Service Group	6,089	286,183
Middlesex Water Co.	4,896	332,242
SJW Group	4,776	300,124
		1,227,809
Wireless Telecommunication Services — 1.6%
Telephone and Data Systems, Inc.	17,027	348,883
Total Common Stocks (Cost $23,736,931)		21,321,506
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (a) — 0.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $11,905 (Cost $11,903)	$11,903	11,903
Total Investments — 99.7% (Cost $23,748,834)		21,333,409
Other assets less liabilities — 0.3%		56,802
Net Assets — 100.0%		$21,390,211

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$490,716
Aggregate gross unrealized depreciation	(2,937,157)
Net unrealized depreciation	$(2,446,441)
Federal income tax cost	$23,779,850

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: RUSSELL U.S. DIVIDEND GROWERS ETF TMDV :: 55

Investments	Principal Amount	Value
Corporate Bonds — 98.5%
Aerospace & Defense — 4.3%
Boeing Co. (The) 2.70%, 2/1/2027	$115,000	$107,094
5.15%, 5/1/2030	200,000	214,316
5.71%, 5/1/2040	200,000	219,672
General Dynamics Corp. 4.25%, 4/1/2040	150,000	186,497
Northrop Grumman Corp. 3.25%, 1/15/2028	200,000	221,647
Raytheon Technologies Corp. 4.50%, 6/1/2042	100,000	122,615
4.63%, 11/16/2048	150,000	194,186
		1,266,027
Air Freight & Logistics — 0.3%
FedEx Corp. 4.05%, 2/15/2048	100,000	97,456
Automobiles — 1.3%
General Motors Co. 4.88%, 10/2/2023	200,000	206,954
6.80%, 10/1/2027	150,000	171,287
		378,241
Banks — 13.6%
Bank of America Corp. 3.30%, 1/11/2023	115,000	121,714
4.00%, 4/1/2024	100,000	110,520
3.25%, 10/21/2027	100,000	109,289
5.00%, 1/21/2044	160,000	210,518
Citigroup, Inc. 2.35%, 8/2/2021	640,000	650,863
3.20%, 10/21/2026	100,000	106,722
JPMorgan Chase & Co. 2.40%, 6/7/2021	100,000	101,777
2.30%, 8/15/2021	150,000	150,479
3.88%, 9/10/2024	150,000	164,777
3.90%, 7/15/2025	154,000	172,603
2.95%, 10/1/2026	202,000	217,782
PNC Financial Services Group, Inc. (The) 3.50%, 1/23/2024	282,000	306,848
Truist Bank 1.50%, 3/10/2025	150,000	152,880
2.25%, 3/11/2030	150,000	148,021
US Bank NA 2.85%, 1/23/2023	150,000	158,248
Wells Fargo & Co. 2.63%, 7/22/2022	100,000	103,165
3.30%, 9/9/2024	318,000	342,011
3.55%, 9/29/2025	168,000	183,666
3.00%, 4/22/2026	200,000	213,768
3.00%, 10/23/2026	250,000	266,623
		3,992,274
Investments	Principal Amount	Value
Corporate Bonds (continued)
Beverages — 1.9%
Coca-Cola Co. (The) 1.55%, 9/1/2021	$150,000	$152,261
Molson Coors Beverage Co. 2.10%, 7/15/2021	110,000	110,999
PepsiCo, Inc. 3.50%, 3/19/2040	250,000	299,586
		562,846
Biotechnology — 3.1%
AbbVie, Inc. 3.38%, 11/14/2021	130,000	135,150
3.20%, 5/14/2026	200,000	216,886
4.45%, 5/14/2046	140,000	162,101
Amgen, Inc. 2.65%, 5/11/2022	200,000	207,188
Gilead Sciences, Inc. 4.75%, 3/1/2046	150,000	200,952
		922,277
Capital Markets — 6.5%
Bank of New York Mellon Corp. (The) 1.60%, 4/24/2025	150,000	155,204
Goldman Sachs Group, Inc. (The) 4.00%, 3/3/2024	105,000	114,756
3.50%, 11/16/2026	100,000	107,789
3.85%, 1/26/2027	250,000	275,026
6.75%, 10/1/2037	200,000	279,175
5.15%, 5/22/2045	100,000	123,508
Morgan Stanley 3.13%, 1/23/2023	200,000	211,021
4.10%, 5/22/2023	120,000	128,895
Series F, 3.88%, 4/29/2024	100,000	109,479
3.13%, 7/27/2026	100,000	108,718
3.63%, 1/20/2027	25,000	27,726
4.30%, 1/27/2045	100,000	121,474
4.38%, 1/22/2047	115,000	143,590
		1,906,361
Chemicals — 1.0%
DuPont de Nemours, Inc. 4.73%, 11/15/2028	150,000	177,800
LYB International Finance III LLC 4.20%, 5/1/2050	100,000	105,627
		283,427
Consumer Finance — 2.7%
American Express Co. 3.70%, 11/5/2021	210,000	218,480
3.40%, 2/27/2023	100,000	106,576
Capital One Financial Corp. 3.30%, 10/30/2024	100,000	104,055
3.80%, 1/31/2028	100,000	104,371

See accompanying notes to the financial statements.

56 :: SPXB S&P 500® BOND ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
General Motors Financial Co., Inc. 3.20%, 7/6/2021	$100,000	$100,023
3.45%, 1/14/2022	100,000	99,922
Synchrony Financial 4.25%, 8/15/2024	66,000	65,967
		799,394
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc. 2.75%, 3/15/2023	100,000	106,465
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	200,000	199,835
		306,300
Diversified Telecommunication Services — 6.9%
AT&T, Inc. 3.60%, 2/17/2023	100,000	106,286
3.40%, 5/15/2025	380,000	410,309
5.25%, 3/1/2037	400,000	488,952
4.35%, 6/15/2045	150,000	167,123
Verizon Communications, Inc. 3.50%, 11/1/2024	202,000	222,294
5.25%, 3/16/2037	300,000	402,755
4.86%, 8/21/2046	150,000	201,260
4.52%, 9/15/2048	23,000	30,021
		2,029,000
Electric Utilities — 1.3%
Duke Energy Corp. 2.65%, 9/1/2026	100,000	107,206
Exelon Corp. 4.70%, 4/15/2050	130,000	164,273
Southern Co. (The) 3.25%, 7/1/2026	110,000	121,192
		392,671
Energy Equipment & Services — 0.7%
Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	100,000	103,859
Halliburton Co. 5.00%, 11/15/2045	100,000	99,358
		203,217
Entertainment — 1.5%
Walt Disney Co. (The) 2.75%, 9/1/2049	150,000	145,634
3.80%, 5/13/2060	250,000	285,129
		430,763
Equity Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp. 3.80%, 8/15/2029	100,000	112,097
Investments	Principal Amount	Value
Corporate Bonds (continued)
Food & Staples Retailing — 3.7%
Costco Wholesale Corp. 1.60%, 4/20/2030	$150,000	$150,952
Kroger Co. (The) 4.45%, 2/1/2047	100,000	120,522
Sysco Corp. 6.60%, 4/1/2050	120,000	155,551
Walgreens Boots Alliance, Inc. 3.45%, 6/1/2026	130,000	137,626
Walmart, Inc. 3.55%, 6/26/2025	465,000	524,993
		1,089,644
Food Products — 1.1%
Campbell Soup Co. 4.15%, 3/15/2028	100,000	114,642
Conagra Brands, Inc. 5.40%, 11/1/2048	150,000	199,306
		313,948
Health Care Equipment & Supplies — 1.2%
Abbott Laboratories 4.90%, 11/30/2046	110,000	155,036
Medtronic, Inc. 4.63%, 3/15/2045	150,000	202,078
		357,114
Health Care Providers & Services — 5.6%
Anthem, Inc. 3.65%, 12/1/2027	120,000	135,836
Cigna Corp. 4.38%, 10/15/2028	250,000	293,539
CVS Health Corp. 3.50%, 7/20/2022	20,000	21,078
3.70%, 3/9/2023	170,000	182,186
4.10%, 3/25/2025	160,000	178,660
3.75%, 4/1/2030	300,000	335,299
5.05%, 3/25/2048	50,000	64,129
4.25%, 4/1/2050	150,000	176,166
UnitedHealth Group, Inc. 3.88%, 12/15/2028	100,000	119,172
3.88%, 8/15/2059	115,000	138,621
		1,644,686
Hotels, Restaurants & Leisure — 1.6%
Las Vegas Sands Corp. 3.90%, 8/8/2029	150,000	142,062
Sands China Ltd. 5.40%, 8/8/2028	170,000	181,064
Starbucks Corp. 2.25%, 3/12/2030	150,000	150,227
		473,353

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: S&P 500® BOND ETF SPXB :: 57

Investments	Principal Amount	Value
Corporate Bonds (continued)
Household Products — 0.6%
Procter & Gamble Co. (The) 3.55%, 3/25/2040	$150,000	$181,180
Industrial Conglomerates — 1.1%
General Electric Co. 6.88%, 1/10/2039	150,000	180,473
4.35%, 5/1/2050	150,000	146,492
		326,965
Insurance — 1.1%
American International Group, Inc. 4.75%, 4/1/2048	150,000	173,608
Prudential Financial, Inc. 3.70%, 3/13/2051	150,000	158,445
		332,053
Interactive Media & Services — 0.6%
Alphabet, Inc. 2.00%, 8/15/2026	150,000	162,261
Internet & Direct Marketing Retail — 1.2%
Amazon.com, Inc. 3.88%, 8/22/2037	150,000	183,751
4.25%, 8/22/2057	50,000	69,484
Booking Holdings, Inc. 4.63%, 4/13/2030	100,000	114,421
		367,656
IT Services — 4.0%
Fiserv, Inc. 4.40%, 7/1/2049	150,000	182,283
International Business Machines Corp. 3.63%, 2/12/2024	150,000	165,313
4.25%, 5/15/2049	135,000	166,612
Mastercard, Inc. 2.95%, 6/1/2029	300,000	336,396
Visa, Inc. 3.15%, 12/14/2025	150,000	168,532
2.70%, 4/15/2040	150,000	159,218
		1,178,354
Machinery — 0.4%
Caterpillar, Inc. 3.25%, 4/9/2050	120,000	131,537
Media — 3.5%
Comcast Corp. 3.00%, 2/1/2024	300,000	322,861
3.15%, 2/15/2028	100,000	109,861
4.00%, 3/1/2048	100,000	119,186
4.70%, 10/15/2048	220,000	286,726
Investments	Principal Amount	Value
Corporate Bonds (continued)
Discovery Communications LLC 2.95%, 3/20/2023	$100,000	$104,019
ViacomCBS, Inc. 4.38%, 3/15/2043	100,000	95,501
		1,038,154
Multiline Retail — 0.9%
Dollar Tree, Inc. 3.70%, 5/15/2023	100,000	106,685
Target Corp. 2.65%, 9/15/2030	150,000	163,365
		270,050
Oil, Gas & Consumable Fuels — 3.9%
Chevron Corp. 3.19%, 6/24/2023	100,000	107,491
2.24%, 5/11/2030	200,000	210,136
ConocoPhillips Holding Co. 6.95%, 4/15/2029	145,000	199,330
Exxon Mobil Corp. 3.04%, 3/1/2026	248,000	274,718
Kinder Morgan, Inc. 4.30%, 3/1/2028	100,000	111,633
5.20%, 3/1/2048	100,000	120,593
Phillips 66 4.88%, 11/15/2044	100,000	124,461
		1,148,362
Pharmaceuticals — 3.7%
Eli Lilly and Co. 3.38%, 3/15/2029	200,000	230,174
Johnson & Johnson 3.70%, 3/1/2046	100,000	123,932
Merck & Co., Inc. 2.75%, 2/10/2025	120,000	131,350
Mylan NV 3.95%, 6/15/2026	20,000	21,756
5.25%, 6/15/2046	130,000	150,484
Pfizer, Inc. 7.20%, 3/15/2039	100,000	164,157
2.55%, 5/28/2040	250,000	253,288
		1,075,141
Road & Rail — 0.4%
Union Pacific Corp. 3.75%, 2/5/2070	100,000	109,724
Semiconductors & Semiconductor Equipment — 3.7%
Broadcom Corp. 3.50%, 1/15/2028	160,000	164,173
Intel Corp. 4.95%, 3/25/2060	210,000	303,215
Micron Technology, Inc. 4.66%, 2/15/2030	100,000	112,733

See accompanying notes to the financial statements.

58 :: SPXB S&P 500® BOND ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
NVIDIA Corp. 2.85%, 4/1/2030	$200,000	$219,196
QUALCOMM, Inc. 3.25%, 5/20/2027	150,000	166,998
4.80%, 5/20/2045	100,000	127,460
		1,093,775
Software — 6.8%
Microsoft Corp. 1.55%, 8/8/2021	115,000	116,600
2.38%, 2/12/2022	392,000	405,459
4.45%, 11/3/2045	150,000	206,097
4.25%, 2/6/2047	150,000	203,513
Oracle Corp. 2.40%, 9/15/2023	248,000	261,513
2.65%, 7/15/2026	148,000	160,338
2.95%, 4/1/2030	150,000	164,548
3.80%, 11/15/2037	268,000	305,289
3.60%, 4/1/2040	150,000	166,069
		1,989,426
Specialty Retail — 1.0%
Home Depot, Inc. (The) 2.63%, 6/1/2022	160,000	166,933
Lowe's Cos., Inc. 4.05%, 5/3/2047	100,000	114,806
		281,739
Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc. 2.40%, 5/3/2023	150,000	158,763
3.35%, 2/9/2027	100,000	113,446
2.90%, 9/12/2027	100,000	112,032
3.45%, 2/9/2045	100,000	115,392
4.65%, 2/23/2046	250,000	344,238
3.75%, 11/13/2047	100,000	121,034
Hewlett Packard Enterprise Co. 4.90%, 10/15/2025 (a)	20,000	22,439
6.35%, 10/15/2045 (a)	100,000	118,709
		1,106,053
Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc. 3.25%, 3/27/2040	150,000	168,037
Investments	Principal Amount	Value
Corporate Bonds (continued)
Tobacco — 1.5%
Altria Group, Inc. 4.00%, 1/31/2024	$300,000	$326,880
Philip Morris International, Inc. 4.25%, 11/10/2044	100,000	117,865
		444,745
Total Corporate Bonds (Cost $27,022,365)		28,966,308
Short-Term Investments — 0.8%
Repurchase Agreements (b) — 0.8%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $225,624 (Cost $225,623)	225,623	225,623
Total Investments — 99.3% (Cost $27,247,988)		29,191,931
Other assets less liabilities — 0.7%		211,336
Net Assets — 100.0%		$29,403,267

(a)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of May 31, 2020.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,009,623
Aggregate gross unrealized depreciation	(65,680)
Net unrealized appreciation	$1,943,943
Federal income tax cost	$27,247,988
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: S&P 500® BOND ETF SPXB :: 59

Investments	Shares	Value
Common Stocks — 99.8%
Aerospace & Defense — 2.9%
General Dynamics Corp.	605,640	$88,926,121
Raytheon Technologies Corp.	1,248,695	80,565,802
		169,491,923
Air Freight & Logistics — 1.5%
Expeditors International of Washington, Inc.	1,125,459	85,951,304
Banks — 1.4%
People's United Financial, Inc.	7,065,692	80,902,173
Beverages — 4.3%
Brown-Forman Corp., Class B	1,307,141	86,179,806
Coca-Cola Co. (The)	1,753,489	81,852,866
PepsiCo, Inc.	606,707	79,812,306
		247,844,978
Biotechnology — 1.6%
AbbVie, Inc.	963,307	89,269,659
Building Products — 3.4%
AO Smith Corp.	1,993,687	94,700,132
Carrier Global Corp.*	5,024,693	102,855,466
		197,555,598
Capital Markets — 4.9%
Franklin Resources, Inc.	4,982,961	94,028,474
S&P Global, Inc.	282,693	91,880,879
T. Rowe Price Group, Inc.	797,340	96,398,406
		282,307,759
Chemicals — 9.7%
Air Products and Chemicals, Inc.	374,071	90,394,257
Albemarle Corp.	1,302,831	99,692,628
Ecolab, Inc.	451,497	95,979,232
Linde plc	435,907	88,201,422
PPG Industries, Inc.	873,065	88,764,519
Sherwin-Williams Co. (The)	158,474	94,109,785
		557,141,843
Commercial Services & Supplies — 1.7%
Cintas Corp.	396,928	98,422,267
Containers & Packaging — 1.7%
Amcor plc	9,626,039	98,281,858
Distributors — 1.6%
Genuine Parts Co.	1,081,117	90,175,969
Investments	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services — 1.4%
AT&T, Inc.	2,678,975	$82,673,168
Electrical Equipment — 1.6%
Emerson Electric Co.	1,494,204	91,176,328
Equity Real Estate Investment Trusts (REITs) — 4.5%
Essex Property Trust, Inc.	327,585	79,527,810
Federal Realty Investment Trust	1,125,939	89,973,786
Realty Income Corp.	1,602,386	88,627,970
		258,129,566
Food & Staples Retailing — 4.2%
Sysco Corp.	1,588,538	87,623,756
Walgreens Boots Alliance, Inc.	1,817,237	78,032,157
Walmart, Inc.	614,872	76,281,020
		241,936,933
Food Products — 4.5%
Archer-Daniels-Midland Co.	2,211,871	86,948,649
Hormel Foods Corp.	1,674,360	81,758,999
McCormick & Co., Inc. (Non-Voting)	521,236	91,299,698
		260,007,346
Gas Utilities — 1.4%
Atmos Energy Corp.	779,924	80,160,589
Health Care Equipment & Supplies — 4.1%
Abbott Laboratories	841,278	79,854,108
Becton Dickinson and Co.	298,135	73,618,476
Medtronic plc	824,687	81,297,644
		234,770,228
Health Care Providers & Services — 1.5%
Cardinal Health, Inc.	1,602,386	87,634,490
Hotels, Restaurants & Leisure — 1.4%
McDonald's Corp.	434,135	80,888,033
Household Durables — 1.5%
Leggett & Platt, Inc.	2,745,839	83,995,215
Household Products — 5.6%
Clorox Co. (The)	416,120	85,824,750
Colgate-Palmolive Co.	1,109,502	80,250,280
Kimberly-Clark Corp.	563,053	79,638,216
Procter & Gamble Co. (The)	661,891	76,726,405
		322,439,651

See accompanying notes to the financial statements.

60 :: NOBL S&P 500® DIVIDEND ARISTOCRATS ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Industrial Conglomerates — 3.2%
3M Co.	547,716	$85,684,691
Roper Technologies, Inc.	251,678	99,110,796
		184,795,487
Insurance — 4.1%
Aflac, Inc.	2,255,416	82,255,022
Chubb Ltd.	759,317	92,591,115
Cincinnati Financial Corp.	1,008,033	59,423,545
		234,269,682
IT Services — 1.5%
Automatic Data Processing, Inc.	581,444	85,175,732
Machinery — 9.4%
Caterpillar, Inc.	699,937	84,083,432
Dover Corp.	898,971	87,424,930
Illinois Tool Works, Inc.	509,476	87,864,231
Otis Worldwide Corp.	1,664,837	87,653,668
Pentair plc	2,582,672	101,085,782
Stanley Black & Decker, Inc.	747,440	93,766,348
		541,878,391
Metals & Mining — 1.5%
Nucor Corp.	2,095,169	88,541,842
Multiline Retail — 1.6%
Target Corp.	761,186	93,115,883
Multi-Utilities — 1.3%
Consolidated Edison, Inc.	966,369	72,535,657
Oil, Gas & Consumable Fuels — 2.9%
Chevron Corp.	910,684	83,509,723
Exxon Mobil Corp.	1,819,278	82,722,570
		166,232,293
Pharmaceuticals — 1.3%
Johnson & Johnson	508,200	75,594,750
Specialty Retail — 3.5%
Lowe's Cos., Inc.	832,768	108,551,309
Ross Stores, Inc.	956,429	92,735,356
		201,286,665
Investments	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods — 1.4%
VF Corp.	1,454,090	$81,574,449
Trading Companies & Distributors — 1.7%
WW Grainger, Inc.	305,809	94,684,583
Total Common Stocks (Cost $5,549,075,464)		5,740,842,292
	Principal Amount
Short-Term Investments — 0.0% (a)
Repurchase Agreements (b) — 0.0% (a)
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $1,569,877 (Cost $1,569,870)	$1,569,870	1,569,870
Total Investments — 99.8% (Cost $5,550,645,334)		5,742,412,162
Other assets less liabilities — 0.2%		12,736,810
Net Assets — 100.0%		$5,755,148,972

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$727,211,905
Aggregate gross unrealized depreciation	(545,678,741)
Net unrealized appreciation	$181,533,164
Federal income tax cost	$5,560,878,998

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: S&P 500® DIVIDEND ARISTOCRATS ETF NOBL :: 61

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.8%
Abbott Laboratories (Health Care Equipment & Supplies)	0.7%	1,207	$114,568
AbbVie, Inc. (Biotechnology)	0.7%	1,201	111,297
Accenture plc, Class A (IT Services)	0.5%	433	87,301
Adobe, Inc.* (Software)	0.8%	330	127,578
Alphabet, Inc., Class A* (Interactive Media & Services)	1.7%	205	293,871
Alphabet, Inc., Class C* (Interactive Media & Services)	1.7%	204	291,500
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	4.1%	283	691,191
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	0.4%	303	78,226
Amgen, Inc. (Biotechnology)	0.6%	406	93,258
Apple, Inc. (Technology Hardware, Storage & Peripherals)	5.4%	2,853	907,083
AT&T, Inc. (Diversified Telecommunication Services)	0.9%	4,985	153,837
Bank of America Corp. (Banks)	0.8%	5,527	133,311
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.5%	1,338	248,306
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.6%	1,599	95,492
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	273	79,517
Cisco Systems, Inc. (Communications Equipment)	0.8%	2,894	138,391
Coca-Cola Co. (The) (Beverages)	0.7%	2,634	122,955
Comcast Corp., Class A (Media)	0.7%	3,097	122,641
Costco Wholesale Corp. (Food & Staples Retailing)	0.6%	303	93,466
Eli Lilly and Co. (Pharmaceuticals)	0.5%	579	88,558
Facebook, Inc., Class A* (Interactive Media & Services)	2.2%	1,645	370,273
Home Depot, Inc. (The) (Specialty Retail)	1.1%	742	184,372
Intel Corp. (Semiconductors & Semiconductor Equipment)	1.1%	2,969	186,839
International Business Machines Corp. (IT Services)	0.4%	606	75,689
Johnson & Johnson (Pharmaceuticals)	1.6%	1,799	267,601
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
JPMorgan Chase & Co. (Banks)	1.2%	2,143	$208,535
Mastercard, Inc., Class A (IT Services)	1.1%	607	182,640
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.6%	512	95,396
Medtronic plc (Health Care Equipment & Supplies)	0.5%	915	90,201
Merck & Co., Inc. (Pharmaceuticals)	0.8%	1,738	140,291
Microsoft Corp. (Software)	5.7%	5,211	954,916
Netflix, Inc.* (Entertainment)	0.8%	301	126,339
NextEra Energy, Inc. (Electric Utilities)	0.5%	333	85,101
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.5%	852	83,990
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.9%	415	147,333
Oracle Corp. (Software)	0.5%	1,476	79,364
PayPal Holdings, Inc.* (IT Services)	0.7%	805	124,783
PepsiCo, Inc. (Beverages)	0.7%	954	125,499
Pfizer, Inc. (Pharmaceuticals)	0.9%	3,778	144,282
Philip Morris International, Inc. (Tobacco)	0.4%	1,063	77,982
Procter & Gamble Co. (The) (Household Products)	1.2%	1,702	197,296
salesforce.com, Inc.* (Software)	0.6%	607	106,098
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	637	75,637
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.6%	275	96,027
Union Pacific Corp. (Road & Rail)	0.5%	476	80,853
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.2%	647	197,238
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.0%	2,820	161,812
Visa, Inc., Class A (IT Services)	1.4%	1,168	228,040
Walmart, Inc. (Food & Staples Retailing)	0.7%	968	120,090
Walt Disney Co. (The) (Entertainment)	0.9%	1,231	144,396
Other Common Stocks (a)	44.9%	109,862	7,545,025
Total Common Stocks (Cost $16,153,087)			16,776,285

See accompanying notes to the financial statements.

62 :: SPXE S&P 500® EX-ENERGY ETF :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $4,251)	0.0%	4,251	$4,251
		Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (d) — 0.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $25,116 (Cost $25,115)		$25,115	25,115
Total Investments — 99.9% (Cost $16,182,453)			16,805,651
Other assets less liabilities — 0.1%			8,671
Net Assets — 100.0%			$16,814,322

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was

$6,345, collateralized in the form of cash with a value of $4,251 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $2,403 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $6,654.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $4,251.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,794,332
Aggregate gross unrealized depreciation	(1,175,627)
Net unrealized appreciation	$618,705
Federal income tax cost	$16,186,946

S&P 500® Ex-Energy ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	1.8%
Air Freight & Logistics	0.5%
Airlines	0.2%
Auto Components	0.1%
Automobiles	0.2%
Banks	3.9%
Beverages	1.8%
Biotechnology	2.6%
Building Products	0.4%
Capital Markets	2.8%
Chemicals	1.8%
Commercial Services & Supplies	0.4%
Communications Equipment	1.0%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.5%
Containers & Packaging	0.3%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.5%
Diversified Telecommunication Services	1.9%
Electric Utilities	2.1%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.5%
Entertainment	2.1%
Equity Real Estate Investment Trusts (REITs)	2.8%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: S&P 500® EX-ENERGY ETF SPXE :: 63

Food & Staples Retailing	1.6%
Food Products	1.2%
Gas Utilities	0.0%*
Health Care Equipment & Supplies	4.0%
Health Care Providers & Services	3.1%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.7%
Household Durables	0.4%
Household Products	1.8%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	1.2%
Insurance	2.0%
Interactive Media & Services	5.8%
Internet & Direct Marketing Retail	4.6%
IT Services	6.0%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.2%
Machinery	1.5%
Media	1.4%
Metals & Mining	0.3%
Multiline Retail	0.6%
Multi-Utilities	1.1%
Personal Products	0.2%
Pharmaceuticals	4.7%
Professional Services	0.3%
Real Estate Management & Development	0.1%
Road & Rail	1.1%
Semiconductors & Semiconductor Equipment	4.8%
Software	8.9%
Specialty Retail	2.5%
Technology Hardware, Storage & Peripherals	5.7%
Textiles, Apparel & Luxury Goods	0.6%
Tobacco	0.8%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	0.2%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

64 :: SPXE S&P 500® EX-ENERGY ETF :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.7%
Abbott Laboratories (Health Care Equipment & Supplies)	0.8%	339	$32,178
AbbVie, Inc. (Biotechnology)	0.7%	338	31,322
Accenture plc, Class A (IT Services)	0.6%	122	24,598
Adobe, Inc.* (Software)	0.8%	92	35,567
Alphabet, Inc., Class A* (Interactive Media & Services)	2.0%	58	83,144
Alphabet, Inc., Class C* (Interactive Media & Services)	2.0%	58	82,877
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	4.6%	79	192,947
Amgen, Inc. (Biotechnology)	0.6%	115	26,416
Apple, Inc. (Technology Hardware, Storage & Peripherals)	6.0%	803	255,306
AT&T, Inc. (Diversified Telecommunication Services)	1.0%	1,403	43,296
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.6%	450	26,874
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	77	22,428
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.8%	363	33,287
Cisco Systems, Inc. (Communications Equipment)	0.9%	816	39,021
Coca-Cola Co. (The) (Beverages)	0.8%	740	34,543
Comcast Corp., Class A (Media)	0.8%	871	34,492
Costco Wholesale Corp. (Food & Staples Retailing)	0.6%	85	26,220
Danaher Corp. (Health Care Equipment & Supplies)	0.5%	122	20,326
Eli Lilly and Co. (Pharmaceuticals)	0.6%	162	24,778
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.9%	812	36,922
Facebook, Inc., Class A* (Interactive Media & Services)	2.5%	462	103,992
Home Depot, Inc. (The) (Specialty Retail)	1.2%	209	51,932
Intel Corp. (Semiconductors & Semiconductor Equipment)	1.3%	836	52,609
International Business Machines Corp. (IT Services)	0.5%	170	21,233
Johnson & Johnson (Pharmaceuticals)	1.8%	506	75,268
Linde plc (Chemicals)	0.5%	103	20,841
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Mastercard, Inc., Class A (IT Services)	1.2%	170	$51,151
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.6%	144	26,830
Medtronic plc (Health Care Equipment & Supplies)	0.6%	258	25,434
Merck & Co., Inc. (Pharmaceuticals)	0.9%	488	39,391
Microsoft Corp. (Software)	6.4%	1,466	268,645
Netflix, Inc.* (Entertainment)	0.8%	84	35,257
NextEra Energy, Inc. (Electric Utilities)	0.6%	93	23,767
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.6%	240	23,659
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1.0%	117	41,537
Oracle Corp. (Software)	0.5%	416	22,368
PayPal Holdings, Inc.* (IT Services)	0.8%	226	35,032
PepsiCo, Inc. (Beverages)	0.8%	267	35,124
Pfizer, Inc. (Pharmaceuticals)	1.0%	1,064	40,634
Philip Morris International, Inc. (Tobacco)	0.5%	299	21,935
Procter & Gamble Co. (The) (Household Products)	1.3%	479	55,526
salesforce.com, Inc.* (Software)	0.7%	170	29,714
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	180	21,373
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.6%	77	26,888
Union Pacific Corp. (Road & Rail)	0.6%	134	22,761
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.3%	182	55,483
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.1%	794	45,560
Visa, Inc., Class A (IT Services)	1.5%	330	64,429
Walmart, Inc. (Food & Staples Retailing)	0.8%	273	33,869
Walt Disney Co. (The) (Entertainment)	1.0%	346	40,586
Other Common Stocks (a)	40.1%	26,006	1,693,546
Total Common Stocks (Cost $3,704,609)			4,212,916

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: S&P 500® EX-FINANCIALS ETF SPXN :: 65

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $894)	0.0%	894	$894
		Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreements (d) — 0.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $6,544 (Cost $6,543)		$6,543	6,543
Total Investments — 99.9% (Cost $3,712,046)			4,220,353
Other assets less liabilities — 0.1%			2,702
Net Assets — 100.0%			$4,223,055

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was

$1,349, collateralized in the form of cash with a value of $894 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $519 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $1,413.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $894.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$659,990
Aggregate gross unrealized depreciation	(160,062)
Net unrealized appreciation	$499,928
Federal income tax cost	$3,720,425

S&P 500® Ex-Financials ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	2.0%
Air Freight & Logistics	0.6%
Airlines	0.2%
Auto Components	0.1%
Automobiles	0.3%
Beverages	2.0%
Biotechnology	2.9%
Building Products	0.5%
Chemicals	2.1%
Commercial Services & Supplies	0.5%
Communications Equipment	1.2%
Construction & Engineering	0.1%
Construction Materials	0.1%
Containers & Packaging	0.4%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Telecommunication Services	2.1%
Electric Utilities	2.3%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.6%
Energy Equipment & Services	0.2%
Entertainment	2.3%
Food & Staples Retailing	1.8%
Food Products	1.3%
Gas Utilities	0.1%

See accompanying notes to the financial statements.

66 :: SPXN S&P 500® EX-FINANCIALS ETF :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Health Care Equipment & Supplies	4.5%
Health Care Providers & Services	3.5%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.9%
Household Durables	0.4%
Household Products	2.0%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	1.3%
Interactive Media & Services	6.5%
Internet & Direct Marketing Retail	5.1%
IT Services	6.7%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.3%
Machinery	1.7%
Media	1.5%
Metals & Mining	0.3%
Multiline Retail	0.6%
Multi-Utilities	1.2%
Oil, Gas & Consumable Fuels	3.1%
Personal Products	0.2%
Pharmaceuticals	5.3%
Professional Services	0.4%
Road & Rail	1.2%
Semiconductors & Semiconductor Equipment	5.4%
Software	10.0%
Specialty Retail	2.8%
Technology Hardware, Storage & Peripherals	6.4%
Textiles, Apparel & Luxury Goods	0.7%
Tobacco	0.8%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	0.3%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: S&P 500® EX-FINANCIALS ETF SPXN :: 67

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.7%
Accenture plc, Class A (IT Services)	0.6%	65	$13,105
Adobe, Inc.* (Software)	0.9%	49	18,943
Alphabet, Inc., Class A* (Interactive Media & Services)	2.0%	31	44,439
Alphabet, Inc., Class C* (Interactive Media & Services)	2.0%	31	44,297
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	4.7%	42	102,579
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	0.5%	45	11,618
Apple, Inc. (Technology Hardware, Storage & Peripherals)	6.2%	428	136,078
AT&T, Inc. (Diversified Telecommunication Services)	1.1%	747	23,053
Bank of America Corp. (Banks)	0.9%	829	19,996
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.7%	200	37,116
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	41	11,942
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.8%	192	17,606
Cisco Systems, Inc. (Communications Equipment)	1.0%	434	20,754
Citigroup, Inc. (Banks)	0.5%	224	10,732
Coca-Cola Co. (The) (Beverages)	0.8%	394	18,392
Comcast Corp., Class A (Media)	0.8%	465	18,414
Costco Wholesale Corp. (Food & Staples Retailing)	0.7%	45	13,881
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.9%	432	19,643
Facebook, Inc., Class A* (Interactive Media & Services)	2.5%	247	55,597
Home Depot, Inc. (The) (Specialty Retail)	1.3%	112	27,830
Honeywell International, Inc. (Industrial Conglomerates)	0.5%	73	10,647
Intel Corp. (Semiconductors & Semiconductor Equipment)	1.3%	445	28,004
International Business Machines Corp. (IT Services)	0.5%	91	11,366
JPMorgan Chase & Co. (Banks)	1.4%	321	31,237
Linde plc (Chemicals)	0.5%	55	11,129
Lockheed Martin Corp. (Aerospace & Defense)	0.4%	25	9,711
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Lowe's Cos., Inc. (Specialty Retail)	0.5%	78	$10,167
Mastercard, Inc., Class A (IT Services)	1.2%	91	27,381
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.7%	77	14,347
Microsoft Corp. (Software)	6.5%	781	143,118
Netflix, Inc.* (Entertainment)	0.9%	45	18,888
NextEra Energy, Inc. (Electric Utilities)	0.6%	50	12,778
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.6%	128	12,618
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1.0%	63	22,366
Oracle Corp. (Software)	0.5%	222	11,937
PayPal Holdings, Inc.* (IT Services)	0.8%	120	18,601
PepsiCo, Inc. (Beverages)	0.9%	143	18,812
Philip Morris International, Inc. (Tobacco)	0.5%	159	11,664
Procter & Gamble Co. (The) (Household Products)	1.4%	255	29,560
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	117	9,463
Raytheon Technologies Corp. (Aerospace & Defense)	0.4%	148	9,549
salesforce.com, Inc.* (Software)	0.7%	91	15,906
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.4%	121	9,437
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	95	11,280
Union Pacific Corp. (Road & Rail)	0.5%	71	12,060
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.1%	422	24,214
Visa, Inc., Class A (IT Services)	1.5%	174	33,972
Walmart, Inc. (Food & Staples Retailing)	0.8%	146	18,113
Walt Disney Co. (The) (Entertainment)	1.0%	184	21,583
Wells Fargo & Co. (Banks)	0.5%	394	10,429
Other Common Stocks (a)	40.8%	15,373	897,241
Total Common Stocks (Cost $2,026,566)			2,193,593

See accompanying notes to the financial statements.

68 :: SPXV S&P 500® EX-HEALTH CARE ETF :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $934)	0.0%	934	$934
		Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreements (d) — 0.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $3,533 (Cost $3,533)		$3,533	3,533
Total Investments — 99.9% (Cost $2,031,033)			2,198,060
Other assets less liabilities — 0.1%			2,507
Net Assets — 100.0%			$2,200,567

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $934, collateralized in the form of cash with a value of $934 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $45 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $979.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $934.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$398,734
Aggregate gross unrealized depreciation	(238,226)
Net unrealized appreciation	$160,508
Federal income tax cost	$2,037,552

S&P 500® Ex-Health Care ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	2.0%
Air Freight & Logistics	0.6%
Airlines	0.2%
Auto Components	0.1%
Automobiles	0.3%
Banks	4.5%
Beverages	2.0%
Building Products	0.5%
Capital Markets	3.2%
Chemicals	2.1%
Commercial Services & Supplies	0.5%
Communications Equipment	1.2%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.6%
Containers & Packaging	0.4%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.7%
Diversified Telecommunication Services	2.2%
Electric Utilities	2.4%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.6%
Energy Equipment & Services	0.3%
Entertainment	2.4%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: S&P 500® EX-HEALTH CARE ETF SPXV :: 69

Equity Real Estate Investment Trusts (REITs)	3.2%
Food & Staples Retailing	1.9%
Food Products	1.4%
Gas Utilities	0.1%
Hotels, Restaurants & Leisure	1.9%
Household Durables	0.4%
Household Products	2.1%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	1.4%
Insurance	2.3%
Interactive Media & Services	6.7%
Internet & Direct Marketing Retail	5.2%
IT Services	6.8%
Leisure Products	0.0%*
Machinery	1.7%
Media	1.6%
Metals & Mining	0.3%
Multiline Retail	0.6%
Multi-Utilities	1.2%
Oil, Gas & Consumable Fuels	3.2%
Personal Products	0.2%
Professional Services	0.4%
Real Estate Management & Development	0.1%
Road & Rail	1.2%
Semiconductors & Semiconductor Equipment	5.5%
Software	10.2%
Specialty Retail	2.9%
Technology Hardware, Storage & Peripherals	6.5%
Textiles, Apparel & Luxury Goods	0.7%
Tobacco	0.9%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	0.3%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

70 :: SPXV S&P 500® EX-HEALTH CARE ETF :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.9%
3M Co. (Industrial Conglomerates)	0.5%	83	$12,984
Abbott Laboratories (Health Care Equipment & Supplies)	0.9%	255	24,205
AbbVie, Inc. (Biotechnology)	0.9%	254	23,539
Alphabet, Inc., Class A* (Interactive Media & Services)	2.3%	43	61,641
Alphabet, Inc., Class C* (Interactive Media & Services)	2.3%	43	61,444
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	5.4%	60	146,542
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	0.6%	64	16,523
Amgen, Inc. (Biotechnology)	0.7%	86	19,754
AT&T, Inc. (Diversified Telecommunication Services)	1.2%	1,053	32,496
Bank of America Corp. (Banks)	1.0%	1,167	28,148
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.9%	282	52,334
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.7%	338	20,185
Charter Communications, Inc., Class A* (Media)	0.5%	23	12,512
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.9%	273	25,034
Citigroup, Inc. (Banks)	0.6%	315	15,092
Coca-Cola Co. (The) (Beverages)	1.0%	556	25,954
Comcast Corp., Class A (Media)	1.0%	654	25,898
Costco Wholesale Corp. (Food & Staples Retailing)	0.7%	64	19,742
CVS Health Corp. (Health Care Providers & Services)	0.5%	188	12,327
Danaher Corp. (Health Care Equipment & Supplies)	0.6%	91	15,161
Eli Lilly and Co. (Pharmaceuticals)	0.7%	122	18,660
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.0%	610	27,737
Facebook, Inc., Class A* (Interactive Media & Services)	2.9%	347	78,106
Gilead Sciences, Inc. (Biotechnology)	0.5%	182	14,165
Home Depot, Inc. (The) (Specialty Retail)	1.4%	157	39,011
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Honeywell International, Inc. (Industrial Conglomerates)	0.6%	103	$15,023
Johnson & Johnson (Pharmaceuticals)	2.1%	379	56,376
JPMorgan Chase & Co. (Banks)	1.6%	452	43,984
Linde plc (Chemicals)	0.6%	77	15,580
Lockheed Martin Corp. (Aerospace & Defense)	0.5%	36	13,984
Lowe's Cos., Inc. (Specialty Retail)	0.5%	111	14,469
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.8%	109	20,309
Medtronic plc (Health Care Equipment & Supplies)	0.7%	193	19,026
Merck & Co., Inc. (Pharmaceuticals)	1.1%	367	29,624
Netflix, Inc.* (Entertainment)	1.0%	63	26,443
NextEra Energy, Inc. (Electric Utilities)	0.7%	70	17,889
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.7%	180	17,744
PepsiCo, Inc. (Beverages)	1.0%	201	26,442
Pfizer, Inc. (Pharmaceuticals)	1.1%	798	30,476
Philip Morris International, Inc. (Tobacco)	0.6%	224	16,433
Procter & Gamble Co. (The) (Household Products)	1.5%	360	41,731
Raytheon Technologies Corp. (Aerospace & Defense)	0.5%	212	13,678
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.5%	170	13,258
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.8%	58	20,253
Union Pacific Corp. (Road & Rail)	0.6%	100	16,986
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.6%	137	41,765
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.3%	596	34,198
Walmart, Inc. (Food & Staples Retailing)	0.9%	205	25,432
Walt Disney Co. (The) (Entertainment)	1.1%	260	30,498
Wells Fargo & Co. (Banks)	0.5%	555	14,691
Other Common Stocks (a)	46.3%	20,549	1,249,783
Total Common Stocks (Cost $2,882,190)			2,695,269

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: S&P 500® EX-TECHNOLOGY ETF SPXT :: 71

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (b) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $2,066)	0.1%	2,066	$2,066
		Principal Amount
Short-Term Investments — 0.0% (c)
Repurchase Agreements (d) — 0.0% (c)
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $607 (Cost $607)		$607	607
Total Investments — 100.0% (Cost $2,884,863)			2,697,942
Other assets less liabilities — 0.0% (c)			843
Net Assets — 100.0%			$2,698,785

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $1,971, collateralized in the form of cash with a value of $2,066 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $2,066.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$223,861
Aggregate gross unrealized depreciation	(430,448)
Net unrealized depreciation	$(206,587)
Federal income tax cost	$2,904,529

S&P 500® Ex-Technology ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	2.4%
Air Freight & Logistics	0.7%
Airlines	0.3%
Auto Components	0.1%
Automobiles	0.3%
Banks	5.2%
Beverages	2.3%
Biotechnology	3.4%
Building Products	0.5%
Capital Markets	3.7%
Chemicals	2.4%
Commercial Services & Supplies	0.6%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.7%
Containers & Packaging	0.5%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.9%
Diversified Telecommunication Services	2.5%
Electric Utilities	2.8%
Electrical Equipment	0.6%
Energy Equipment & Services	0.3%
Entertainment	2.7%
Equity Real Estate Investment Trusts (REITs)	3.8%
Food & Staples Retailing	2.1%
Food Products	1.6%

See accompanying notes to the financial statements.

72 :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Gas Utilities	0.1%
Health Care Equipment & Supplies	5.3%
Health Care Providers & Services	4.1%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.2%
Household Durables	0.5%
Household Products	2.4%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	1.6%
Insurance	2.6%
Interactive Media & Services	7.6%
Internet & Direct Marketing Retail	6.0%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.6%
Machinery	2.0%
Media	1.8%
Metals & Mining	0.4%
Multiline Retail	0.7%
Multi-Utilities	1.4%
Oil, Gas & Consumable Fuels	3.7%
Personal Products	0.2%
Pharmaceuticals	6.2%
Professional Services	0.5%
Real Estate Management & Development	0.1%
Road & Rail	1.4%
Specialty Retail	3.3%
Textiles, Apparel & Luxury Goods	0.8%
Tobacco	1.0%
Trading Companies & Distributors	0.3%
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	0.1%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: S&P 500® EX-TECHNOLOGY ETF SPXT :: 73

Investments	Shares	Value
Common Stocks — 99.7%
Banks — 12.9%
Bank OZK	678,142	$15,251,414
Commerce Bancshares, Inc.	216,116	13,773,073
Cullen/Frost Bankers, Inc.	199,089	15,124,791
Prosperity Bancshares, Inc.	243,273	15,907,621
UMB Financial Corp.	273,045	14,001,748
United Bankshares, Inc.	478,227	13,906,841
		87,965,488
Capital Markets — 5.9%
Eaton Vance Corp.	365,170	13,164,378
FactSet Research Systems, Inc.	43,905	13,501,227
SEI Investments Co.	247,998	13,446,452
		40,112,057
Chemicals — 2.1%
RPM International, Inc.	187,636	14,031,420
Commercial Services & Supplies — 4.0%
Healthcare Services Group, Inc.	511,859	12,243,667
MSA Safety, Inc.	124,063	14,756,053
		26,999,720
Containers & Packaging — 5.6%
AptarGroup, Inc.	114,292	12,730,986
Silgan Holdings, Inc.	356,176	11,910,525
Sonoco Products Co.	255,780	13,251,962
		37,893,473
Electrical Equipment — 4.0%
nVent Electric plc	696,236	12,762,006
Regal Beloit Corp.	183,506	14,596,067
		27,358,073
Equity Real Estate Investment Trusts (REITs) — 3.9%
National Retail Properties, Inc.	413,757	12,987,832
Omega Healthcare Investors, Inc.	426,549	13,282,736
		26,270,568
Food & Staples Retailing — 1.8%
Casey's General Stores, Inc.	78,134	12,480,344
Food Products — 5.7%
Flowers Foods, Inc.	542,636	12,800,783
Lancaster Colony Corp.	90,114	13,828,895
Tootsie Roll Industries, Inc.	333,512	11,879,700
		38,509,378
Investments	Shares	Value
Common Stocks (continued)
Gas Utilities — 9.2%
National Fuel Gas Co.	293,689	$12,326,128
New Jersey Resources Corp.	372,535	13,083,429
ONE Gas, Inc.	139,993	11,755,212
Spire, Inc.	165,410	12,061,697
UGI Corp.	427,918	13,624,909
		62,851,375
Industrial Conglomerates — 1.7%
Carlisle Cos., Inc.	98,906	11,854,873
Insurance — 9.7%
Brown & Brown, Inc.	347,010	13,949,802
Mercury General Corp.	298,733	12,018,028
Old Republic International Corp.	809,379	12,618,219
RenaissanceRe Holdings Ltd.	83,129	13,954,034
RLI Corp.	171,252	13,522,058
		66,062,141
Leisure Products — 2.5%
Polaris, Inc.	195,267	17,054,620
Machinery — 10.0%
Donaldson Co., Inc.	289,929	13,757,131
Graco, Inc.	269,613	12,998,043
Lincoln Electric Holdings, Inc.	160,966	13,226,576
Nordson Corp.	77,236	14,547,400
Toro Co. (The)	189,623	13,476,507
		68,005,657
Media — 2.0%
John Wiley & Sons, Inc., Class A	345,511	13,889,542
Metals & Mining — 1.9%
Royal Gold, Inc.	97,611	13,001,785
Multi-Utilities — 3.5%
Black Hills Corp.	192,600	11,885,346
MDU Resources Group, Inc.	547,087	11,904,613
		23,789,959
Personal Products — 2.6%
Nu Skin Enterprises, Inc., Class A	468,321	17,412,175
Road & Rail — 2.2%
Ryder System, Inc.	434,422	14,883,298

See accompanying notes to the financial statements.

74 :: REGL S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Specialty Retail — 2.7%
Aaron's, Inc.	497,230	$18,352,759
Trading Companies & Distributors — 2.1%
MSC Industrial Direct Co., Inc., Class A	207,990	14,422,027
Water Utilities — 1.8%
Essential Utilities, Inc.	281,631	12,324,173
Wireless Telecommunication Services — 1.9%
Telephone and Data Systems, Inc.	630,746	12,923,985
Total Common Stocks (Cost $704,208,312)		678,448,890
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (a) — 0.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $931,092 (Cost $931,087)	$931,087	931,087
Total Investments — 99.8% (Cost $705,139,399)		679,379,977
Other assets less liabilities — 0.2%		1,026,055
Net Assets — 100.0%		$680,406,032

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$48,635,251
Aggregate gross unrealized depreciation	(76,365,461)
Net unrealized depreciation	$(27,730,210)
Federal income tax cost	$707,110,187

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF REGL :: 75

Investments	Shares	Value
Common Stocks — 99.7%
Communications Equipment — 4.8%
Cisco Systems, Inc.	22,664	$1,083,792
Motorola Solutions, Inc.	6,353	859,752
		1,943,544
Electronic Equipment, Instruments & Components — 16.2%
Amphenol Corp., Class A	11,948	1,153,699
Badger Meter, Inc.	16,394	1,003,149
Corning, Inc.	47,276	1,077,420
FLIR Systems, Inc.	22,609	1,044,536
Littelfuse, Inc.	7,131	1,158,716
TE Connectivity Ltd.	14,238	1,156,837
		6,594,357
Entertainment — 2.5%
Activision Blizzard, Inc.	13,984	1,006,568
Internet & Direct Marketing Retail — 5.6%
Expedia Group, Inc.	16,053	1,275,892
PetMed Express, Inc. (a)	27,960	1,009,356
		2,285,248
IT Services — 26.0%
Accenture plc, Class A	5,528	1,114,555
Automatic Data Processing, Inc.	6,879	1,007,705
Booz Allen Hamilton Holding Corp.	12,506	997,479
Broadridge Financial Solutions, Inc.	8,560	1,036,616
Cass Information Systems, Inc.	26,448	1,066,912
International Business Machines Corp.	7,872	983,213
Jack Henry & Associates, Inc.	5,877	1,062,914
Mastercard, Inc., Class A	3,746	1,127,134
Paychex, Inc.	14,356	1,037,652
Visa, Inc., Class A	5,725	1,117,749
		10,551,929
Semiconductors & Semiconductor Equipment — 29.6%
Analog Devices, Inc.	9,527	1,076,075
Broadcom, Inc.	3,711	1,080,903
KLA Corp.	6,185	1,088,313
Maxim Integrated Products, Inc.	18,254	1,052,891
Microchip Technology, Inc.	12,279	1,179,029
MKS Instruments, Inc.	10,787	1,139,431
NVIDIA Corp.	3,410	1,210,618
Power Integrations, Inc.	10,466	1,133,991
QUALCOMM, Inc.	12,793	1,034,698
Texas Instruments, Inc.	8,602	1,021,401
Xilinx, Inc.	10,647	978,992
		11,996,342
Investments	Shares	Value
Common Stocks (continued)
Software — 7.5%
Intuit, Inc.	3,688	$1,070,700
Microsoft Corp.	5,476	1,003,477
Oracle Corp.	17,912	963,128
		3,037,305
Technology Hardware, Storage & Peripherals — 7.5%
Apple, Inc.	3,425	1,088,945
Hewlett Packard Enterprise Co.	101,551	986,060
HP, Inc.	63,734	964,933
		3,039,938
Total Common Stocks (Cost $39,286,783)		40,455,231
Securities Lending Reinvestments (b) — 0.3%
Investment Companies — 0.3%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $117,640)	117,640	117,640
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (c) — 0.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $50,459 (Cost $50,459)	$50,459	50,459
Total Investments — 100.1% (Cost $39,454,882)		40,623,330
Liabilities in excess of other assets — (0.1%)		(52,551)
Net Assets — 100.0%		$40,570,779

(a)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $116,350, collateralized in the form of cash with a value of $117,640 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $117,640.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to the financial statements.

76 :: TDV S&P TECHNOLOGY DIVIDEND ARISTOCRATS ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,268,627
Aggregate gross unrealized depreciation	(1,116,568)
Net unrealized appreciation	$1,152,059
Federal income tax cost	$39,471,271

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: S&P TECHNOLOGY DIVIDEND ARISTOCRATS ETF TDV :: 77

Investments	Principal Amount	Value
Foreign Government Securities — 75.9%
Arab Republic of Egypt
6.13%, 1/31/2022 (a)	$200,000	$202,580
Democratic Socialist Republic of Sri Lanka
5.88%, 7/25/2022 (a)	200,000	121,000
Dominican Republic Government Bond
5.50%, 1/27/2025 (a)	100,000	99,750
Export-Import Bank of China (The)
2.63%, 3/14/2022 (a)	340,000	347,827
Export-Import Bank of India
4.00%, 1/14/2023 (a)	200,000	208,350
Federative Republic of Brazil
2.63%, 1/5/2023	200,000	202,500
8.88%, 4/15/2024	70,000	86,275
Hungary Government Bond
5.38%, 2/21/2023	200,000	217,900
5.38%, 3/25/2024	14,000	15,802
Kingdom of Bahrain
6.13%, 7/5/2022 (a)	200,000	204,940
Kingdom of Saudi Arabia
2.38%, 10/26/2021 (a)	200,000	201,832
4.00%, 4/17/2025 (a)	200,000	217,580
Perusahaan Penerbit SBSN Indonesia III
3.40%, 3/29/2022 (a)	200,000	204,500
Republic of Colombia
2.63%, 3/15/2023	200,000	200,752
Republic of Croatia
5.50%, 4/4/2023 (a)	200,000	218,924
Republic of Indonesia
3.38%, 4/15/2023 (a)	200,000	206,566
4.13%, 1/15/2025 (a)	200,000	215,858
Republic of Poland
5.00%, 3/23/2022	135,000	144,580
4.00%, 1/22/2024	100,000	110,070
Republic of South Africa
5.88%, 5/30/2022	100,000	104,694
4.67%, 1/17/2024	100,000	100,593
Republic of Turkey
5.13%, 3/25/2022	200,000	198,519
7.25%, 12/23/2023	200,000	204,829
7.38%, 2/5/2025	150,000	154,920
Romania Government Bond
4.38%, 8/22/2023 (a)	80,000	83,804
Russian Federation
4.88%, 9/16/2023 (a)	200,000	220,972
State of Qatar
3.88%, 4/23/2023 (a)	200,000	213,000
Ukraine Government Bond
7.75%, 9/1/2021 (a)	100,000	100,793
7.75%, 9/1/2023 (a)	100,000	100,830
United Arab Emirates Government Bond
2.50%, 10/11/2022 (a)	200,000	205,000
Investments	Principal Amount	Value
Foreign Government Securities (continued)
United Mexican States
4.00%, 10/2/2023	$70,000	$74,165
3.60%, 1/30/2025	200,000	209,190
Total Foreign Government Securities (Cost $5,380,247)		5,398,895
Corporate Bonds — 22.7%
Banks — 10.8%
Banco del Estado de Chile
3.88%, 2/8/2022 (a)	150,000	153,745
Banco do Brasil SA
3.88%, 10/10/2022	200,000	200,002
QNB Finance Ltd.
2.13%, 9/7/2021 (a)	200,000	200,535
Sberbank of Russia
6.13%, 2/7/2022 (a)	200,000	213,285
		767,567
Electrical Equipment — 1.7%
Power Sector Assets & Liabilities Management Corp.
7.39%, 12/2/2024 (a)	100,000	120,871
Oil, Gas & Consumable Fuels — 10.2%
Ecopetrol SA
5.88%, 9/18/2023	25,000	27,063
Petrobras Global Finance BV
6.13%, 1/17/2022	66,000	68,557
5.30%, 1/27/2025	100,000	101,979
Petroleos Mexicanos
3.50%, 1/30/2023	220,000	207,790
Sinopec Group Overseas Development 2015 Ltd.
3.25%, 4/28/2025 (a)	300,000	323,191
		728,580
Total Corporate Bonds (Cost $1,623,238)		1,617,018
Short-Term Investments — 0.5%
Repurchase Agreements (b) — 0.5%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $32,703 (Cost $32,703)	32,703	32,703
Total Investments — 99.1% (Cost $7,036,188)		7,048,616
Other assets less liabilities — 0.9%		66,294
Net Assets — 100.0%		$7,114,910
See accompanying notes to the financial statements.

78 :: EMSH SHORT TERM USD EMERGING MARKETS BOND ETF :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$133,367
Aggregate gross unrealized depreciation	(120,939)
Net unrealized appreciation	$12,428
Federal income tax cost	$7,036,188

Short Term USD Emerging Markets Bond ETF invested, as a percentage of net assets, in the following countries as of May 31, 2020:

China	9.4%
Brazil	9.3%
Indonesia	8.8%
Turkey	7.8%
Mexico	6.9%
Russia	6.1%
Saudi Arabia	5.9%
Qatar	5.8%
Poland	3.6%
Hungary	3.3%
Colombia	3.2%
Croatia	3.1%
India	2.9%
South Africa	2.9%
United Arab Emirates	2.9%
Bahrain	2.9%
Egypt	2.8%
Ukraine	2.8%
Chile	2.2%
Sri Lanka	1.7%
Philippines	1.7%
Dominican Republic	1.4%
Romania	1.2%
Other[a]	1.4%
100.0%

a  Includes any non fixed-income securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT TERM USD EMERGING MARKETS BOND ETF EMSH :: 79

STATEMENTS OF ASSETS AND LIABILITIES

80 :: MAY 31, 2020 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Decline of the Retail Store ETF	DJ Brookfield Global Infrastructure ETF		Equities for Rising Rates ETF	Global Listed Private Equity ETF		Hedge Replication ETF	High Yield- Interest Rate Hedged
ASSETS:
Securities and Repurchase Agreements, at cost	$31,384,988	$147,807,282		$1,268,843	$19,916,248		$25,461,122	$79,313,039
Securities, at value(a)	—	142,695,390		1,184,302	16,182,762		21,995,472	73,540,376
Repurchase Agreements, at value	31,384,988	562,844		1,360	66,804		3,464,751	2,256,208
Cash	—	11,450		—	—		—	—
Foreign cash	—	39,571	(b)	—	4,016	(c)	—	—
Segregated cash balances with brokers for futures contracts	—	—		—	—		80,115	552,235
Segregated cash balances with custodian for swap agreements	20,350,000	—		—	—		1,855,000	—
Dividends and interest receivable	—	373,721		3,005	12,226		35	1,253,933
Receivable for security lending income	—	—		90	—		—	11
Receivable for investments sold	—	309		—	—		—	1,177,684
Receivable from Advisor	—	—		—	7,762		492	—
Reclaims receivable	—	56,049		—	35,921		—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—		—	—		624,423	—
Prepaid expenses	109	—		—	4,796		5,701	—
Total Assets	51,735,097	143,739,334		1,188,757	16,314,287		28,025,989	78,780,447
LIABILITIES:
Cash overdraft	—	—		2	—		—	23,672
Payable for investments purchased	—	239,941		—	—		—	1,909,059
Payable for cash collateral received from securities loaned	—	—		26,339	—		—	337,658
Advisory fees payable	23,635	51,890		333	—		—	35,654
Custodian fees payable	—	—		—	1,169		5,991	—
Administration fees payable	—	—		—	12,553		12,939	—
Trustee fees payable	200	1,086		14	141		262	877
Compliance services fees payable	54	487		8	69		124	419
Listing, Data and related fees payable	—	—		—	16,277		13,962	—
Professional fees payable	65	274		3	16,989		15,270	229
Payable for variation margin on futures contracts	—	—		—	—		4,199	112,738
Unrealized depreciation on non-exchange traded swap agreements	15,604,450	—		—	—		1,117,336	—
Other liabilities	—	—		—	1,403		2,277	—
Total Liabilities	15,628,404	293,678		26,699	48,601		1,172,360	2,420,306
NET ASSETS	$36,106,693	$143,445,656		$1,162,058	$16,265,686		$26,853,629	$76,360,141
NET ASSETS CONSIST OF:
Paid in Capital	$50,464,889	$152,763,805		$2,845,956	$24,153,028		$26,120,060	$124,975,460
Distributable earnings (loss)	(14,358,196)	(9,318,149)		(1,683,898)	(7,887,342)		733,569	(48,615,319)
NET ASSETS	$36,106,693	$143,445,656		$1,162,058	$16,265,686		$26,853,629	$76,360,141
Shares (unlimited number of shares authorized, no par value)	1,050,001	3,530,001		40,001	630,001		595,000	1,300,001
Net Asset Value	$34.39	$40.64		$29.05	$25.82		$45.13	$58.74
(a) Includes securities on loan valued at:	$—	$4,121		$23,861	$—		$—	$323,261

(b)  Cost of $39,203.

(c)  Cost of $3,971.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2020 :: 81

	Inflation Expectations ETF	Investment Grade-Interest Rate Hedged	K-1 Free Crude Oil Strategy ETF(b)	Large Cap Core Plus	Long Online/ Short Stores ETF	Managed Futures Strategy ETF(b)
ASSETS:
Securities and Repurchase Agreements, at cost	$7,323,692	$205,293,316	$—	$405,108,234	$174,650,054	$4,672,869
Securities, at value(a)	6,318,201	222,608,776	—	371,757,224	186,151,674	—
Repurchase Agreements, at value	1,281,093	5,156,969	—	32,403,703	14,885,280	4,672,869
Cash	—	98,434	55,071,309	—	—	47,855
Segregated cash balances with brokers for futures contracts	—	6,693,080	17,457,110	—	—	188,020
Segregated cash balances with custodian for swap agreements	1,926,600	—	—	892,174	380,000	—
Dividends and interest receivable	4,240	2,072,984	—	597,294	29,736	—
Receivable for security lending income	—	—	—	968	44,673	—
Receivable for investments sold	—	3,838,051	—	2,714,042	20,684,709	—
Receivable for capital shares issued	—	—	—	—	402,636	—
Receivable from Advisor	11,109	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	3,594,424	—	—	22,055
Unrealized appreciation on non-exchange traded swap agreements	376,290	—	—	28,817,836	2,342,789	—
Prepaid expenses	5,454	—	831	—	—	—
Total Assets	9,922,987	240,468,294	76,123,674	437,183,241	224,921,497	4,930,799
LIABILITIES:
Cash overdraft	—	—	—	—	1	—
Payable for investments purchased	—	3,980,197	—	—	5,116,687	—
Payable for capital shares redeemed	—	—	—	2,805,103	9,652,646	788,455
Payable for cash collateral received from securities loaned	—	—	—	1,023,249	9,830,576	—
Advisory fees payable	—	58,408	31,988	155,706	92,106	3,106
Custodian fees payable	196	—	—	—	—	—
Administration fees payable	12,723	—	—	—	—	—
Trustee fees payable	102	2,080	150	5,195	379	27
Compliance services fees payable	51	1,010	55	2,708	150	12
Listing, Data and related fees payable	3,352	—	—	—	—	—
Professional fees payable	14,622	538	46	1,141	117	8
Payable for variation margin on futures contracts	—	1,431,224	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	2,170,262	—	—	20,850,407	17,096,405	—
Other liabilities	2,820	—	—	—	—	—
Total Liabilities	2,204,128	5,473,457	32,239	24,843,509	41,789,067	791,608
NET ASSETS	$7,718,859	$234,994,837	$76,091,435	$412,339,732	$183,132,430	$4,139,191
NET ASSETS CONSIST OF:
Paid in Capital	$13,774,384	$281,237,515	$93,905,899	$425,051,780	$165,745,986	$4,355,408
Distributable earnings (loss)	(6,055,525)	(46,242,678)	(17,814,464)	(12,712,048)	17,386,444	(216,217)
NET ASSETS	$7,718,859	$234,994,837	$76,091,435	$412,339,732	$183,132,430	$4,139,191
Shares (unlimited number of shares authorized, no par value)	320,001	3,375,001	2,259,034	5,880,000	2,665,001	105,001
Net Asset Value	$24.12	$69.63	$33.68	$70.13	$68.72	$39.42
(a) Includes securities on loan valued at:	$—	$—	$—	$980,581	$14,099,747	$—

(b)  Consolidated Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

82 :: MAY 31, 2020 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Merger ETF		Morningstar Alternatives Solution ETF		MSCI EAFE Dividend Growers ETF		MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF		Online Retail ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$7,576,281		$7,765,613	(b)	$114,333,156		$26,309,770		$7,581,329		$114,973,014
Securities, at value(a)	6,203,457		7,586,023	(c)	115,967,319		22,068,592		7,783,222		137,726,436
Repurchase Agreements, at value	1,328,622		16,892		441,655		424,057		16,745		107,884
Cash	368		—		—		—		—		—
Foreign cash	1,194	(d)	—		188,373	(e)	23,792	(f)	13,851	(g)	—
Segregated cash balances with custodian for swap agreements	20,434		—		—		—		—		—
Dividends and interest receivable	167		—		390,003		47,505		9,480		21,291
Receivable for security lending income	—		2,632		—		4		4		28,733
Receivable for investments sold	158,779		—		27,106,356		2,022,804		2,835,848		5,975,342
Receivable for capital shares issued	—		—		—		—		—		946,201
Receivable from Advisor	8,979		6,030		—		—		—		—
Reclaims receivable	1,179		—		384,091		—		48,166		—
Unrealized appreciation on non-exchange traded swap agreements	23,277		—		—		—		—		—
Unrealized appreciation on forward foreign currency contracts	6,332		—		—		—		—		—
Prepaid expenses	4,698		4,697		—		—		—		—
Total Assets	7,757,486		7,616,274		144,477,797		24,586,754		10,707,316		144,805,887
LIABILITIES:
Cash overdraft	—		—		—		—		—		1
Payable for investments purchased	—		—		27,452,132		2,402,681		2,860,727		6,996,919
Payable for cash collateral received from securities loaned	—		703,750		120,866		—		157,426		6,238,009
Advisory fees payable	—		—		47,884		11,051		3,400		54,241
Custodian fees payable	800		55		—		—		—		—
Administration fees payable	12,553		5,348		—		—		—		—
Trustee fees payable	48		58		1,052		220		64		289
Compliance services fees payable	20		26		480		99		32		101
Listing, Data and related fees payable	5,000		911		—		—		—		—
Professional fees payable	15,717		14,383		273		58		17		88
Unrealized depreciation on non-exchange traded swap agreements	172,925		—		—		—		—		—
Unrealized depreciation on forward foreign currency contracts	22,595		—		—		—		—		—
Due to counterparty	—		—		—		7,228		—		—
Other liabilities	672		1,016		—		910	(h)	—		—
Total Liabilities	230,330		725,547		27,622,687		2,422,247		3,021,666		13,289,648
NET ASSETS	$7,527,156		$6,890,727		$116,855,110		$22,164,507		$7,685,650		$131,516,239
NET ASSETS CONSIST OF:
Paid in Capital	$7,936,793		$9,335,017		$123,097,589		$29,207,530		$8,667,851		$110,468,537
Distributable earnings (loss)	(409,637)		(2,444,290)		(6,242,479)		(7,043,023)		(982,201)		21,047,702
NET ASSETS	$7,527,156		$6,890,727		$116,855,110		$22,164,507		$7,685,650		$131,516,239
Shares (unlimited number of shares authorized, no par value)	200,001		200,001		3,230,001		485,001		195,001		2,780,001
Net Asset Value	$37.64		$34.45		$36.18		$45.70		$39.41		$47.31
(a) Includes securities on loan valued at:	$—		$1,623,630		$116,014		$—		$151,951		$10,004,804

(b)  Includes investments in affiliated Underlying ETFs (Cost $7,044,971).

(c)  Includes investments in affiliated Underlying ETFs (Value $6,882,273).

(d)  Cost of $1,206.

(e)  Cost of $185,989.

(f)  Cost of $23,802.

(g)  Cost of $13,596.

(h)  Relates to payable for deferred Indian capital gains tax of $910.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2020 :: 83

	Pet Care ETF		RAFITM Long/Short	Russell 2000 Dividend Growers ETF	Russell U.S. Dividend Growers ETF	S&P 500® Bond ETF	S&P 500® Dividend Aristocrats ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$50,369,573		$5,776,210	$681,615,293	$23,748,834	$27,247,988	$5,550,645,334
Securities, at value(a)	60,083,353		5,304,713	592,501,180	21,321,506	28,966,308	5,740,842,292
Repurchase Agreements, at value	187,730		1,296,903	1,112,320	11,903	225,623	1,569,870
Cash	—		1,364	—	—	2,695	—
Foreign cash	2,688	(b)	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	—		76,912	—	—	—	—
Dividends and interest receivable	7,009		15,614	886,231	63,113	220,557	14,446,594
Receivable for security lending income	—		258	32,526	—	—	—
Receivable for investments sold	—		98,963	—	—	1,867,596	—
Receivable from Advisor	—		7,996	—	—	—	—
Reclaims receivable	18,982		—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—		292,323	—	—	—	—
Prepaid expenses	—		5,411	—	—	—	—
Total Assets	60,299,762		7,100,457	594,532,257	21,396,522	31,282,779	5,756,858,756
LIABILITIES:
Cash overdraft	—		—	—	1	—	351
Payable for investments purchased	—		—	—	—	1,875,552	—
Payable for cash collateral received from securities loaned	—		7,747	5,377,273	—	—	—
Advisory fees payable	24,213		—	190,120	6,027	3,574	1,625,854
Custodian fees payable	—		6,996	—	—	—	—
Administration fees payable	—		12,553	—	—	—	—
Trustee fees payable	438		45	5,585	175	224	48,983
Compliance services fees payable	179		22	2,688	61	104	21,905
Listing, Data and related fees payable	—		1,527	—	—	—	—
Professional fees payable	117		14,974	1,401	47	58	12,691
Unrealized depreciation on non-exchange traded swap agreements	—		1,682,455	—	—	—	—
Other liabilities	—		684	—	—	—	—
Total Liabilities	24,947		1,727,003	5,577,067	6,311	1,879,512	1,709,784
NET ASSETS	$60,274,815		$5,373,454	$588,955,190	$21,390,211	$29,403,267	$5,755,148,972
NET ASSETS CONSIST OF:
Paid in Capital	$50,909,124		$26,169,473	$710,084,428	$24,173,416	$27,477,546	$5,505,776,170
Distributable earnings (loss)	9,365,691		(20,796,019)	(121,129,238)	(2,783,205)	1,925,721	249,372,802
NET ASSETS	$60,274,815		$5,373,454	$588,955,190	$21,390,211	$29,403,267	$5,755,148,972
Shares (unlimited number of shares authorized, no par value)	1,275,001		170,000	11,860,001	590,001	325,001	85,900,001
Net Asset Value	$47.27		$31.61	$49.66	$36.25	$90.47	$67.00
(a) Includes securities on loan valued at:	$—		$19,049	$4,899,293	$—	$—	$—

(b)  Cost of $2,644.

See accompanying notes to the financial statements.

84 :: MAY 31, 2020 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF	S&P 500® Ex-Health Care ETF	S&P 500® Ex-Technology ETF	S&P MidCap 400® Dividend Aristocrats ETF	S&P Technology Dividend Aristocrats ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$16,182,453	$3,712,046	$2,031,033	$2,884,863	$705,139,399	$39,454,882
Securities, at value(a)	16,780,536	4,213,810	2,194,527	2,697,335	678,448,890	40,572,871
Repurchase Agreements, at value	25,115	6,543	3,533	607	931,087	50,459
Cash	1	—	—	—	—	—
Dividends and interest receivable	25,453	5,543	3,947	5,285	1,251,949	79,928
Receivable for security lending income	23	3	3	5	125	198
Receivable for capital shares issued	—	644,905	—	—	525,422	—
Total Assets	16,831,128	4,870,804	2,202,010	2,703,232	681,157,473	40,703,456
LIABILITIES:
Cash overdraft	—	1	1	2	1	1
Payable for investments purchased	8,674	646,144	—	1,735	525,009	—
Payable for cash collateral received from securities loaned	4,251	894	934	2,066	—	117,640
Advisory fees payable	3,681	675	481	590	216,767	14,710
Trustee fees payable	119	20	17	31	5,603	202
Compliance services fees payable	48	9	6	15	2,631	67
Professional fees payable	33	6	4	8	1,430	57
Total Liabilities	16,806	647,749	1,443	4,447	751,441	132,677
NET ASSETS	$16,814,322	$4,223,055	$2,200,567	$2,698,785	$680,406,032	$40,570,779
NET ASSETS CONSIST OF:
Paid in Capital	$16,134,994	$3,732,604	$2,046,560	$2,908,300	$723,720,908	$39,291,634
Distributable earnings (loss)	679,328	490,451	154,007	(209,515)	(43,314,876)	1,279,145
NET ASSETS	$16,814,322	$4,223,055	$2,200,567	$2,698,785	$680,406,032	$40,570,779
Shares (unlimited number of shares authorized, no par value)	255,001	65,001	35,001	50,001	12,950,001	1,010,001
Net Asset Value	$65.94	$64.97	$62.87	$53.97	$52.54	$40.17
(a) Includes securities on loan valued at:	$6,345	$1,349	$934	$1,971	$—	$116,350

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2020 :: 85

Short Term USD Emerging Markets Bond ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$7,036,188
Securities, at value(a)	7,015,913
Repurchase Agreements, at value	32,703
Cash	2,937
Dividends and interest receivable	84,467
Receivable for investments sold	538,607
Receivable from Advisor	8,480
Prepaid expenses	4,689
Total Assets	7,687,796
LIABILITIES:
Payable for investments purchased	541,577
Custodian fees payable	377
Administration fees payable	13,272
Trustee fees payable	60
Compliance services fees payable	28
Professional fees payable	16,889
Other liabilities	683
Total Liabilities	572,886
NET ASSETS	$7,114,910
NET ASSETS CONSIST OF:
Paid in Capital	$8,023,301
Distributable earnings (loss)	(908,391)
NET ASSETS	$7,114,910
Shares (unlimited number of shares authorized, no par value)	100,001
Net Asset Value	$71.15
(a) Includes securities on loan valued at:	$—

See accompanying notes to the financial statements.

86 :: MAY 31, 2020 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

STATEMENTS OF OPERATIONS

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2020 :: 87

	Decline of the Retail Store ETF	DJ Brookfield Global Infrastructure ETF	Equities for Rising Rates ETF	Global Listed Private Equity ETF	Hedge Replication ETF	High Yield- Interest Rate Hedged
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Dividends	$—	$3,513,230	$65,948	$1,064,458	$64,553	$—
Interest	113,382	5,122	110	1,610	405,810	6,786,562
Securities lending income (Note 2)	—	—	466	—	11	4,783
Foreign withholding tax on income	—	(233,625)	—	(7,657)	(9)	—
Total Investment Income	113,382	3,284,727	66,524	1,058,411	470,365	6,791,345
EXPENSES:
Advisory fees (Note 4)	101,340	549,249	8,747	92,915	240,501	555,821
Management Services fees (Note 4)	—	—	—	18,583	32,066	—
Professional fees	141	1,163	23	23,332	20,159	1,080
Administration fees (Note 5)	—	—	—	74,825	76,612	—
Custodian fees (Note 6)	—	—	—	7,436	32,563	—
Printing and Shareholder reports	—	—	—	3,064	5,917	—
Listing, Data and related fees (Note 7)	—	—	—	29,929	105,008	—
Trustees fees (Note 8)	328	2,630	61	419	737	2,599
Compliance services fees (Note 4)	112	1,521	18	223	347	1,247
Other fees	—	—	—	5,994	6,105	—
Total Gross Expenses before fees waived and/or reimbursed	101,921	554,563	8,849	256,720	520,015	560,747
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	(145,486)	(215,876)	—
Total Net Expenses	101,921	554,563	8,849	111,234	304,139	560,747
Net Investment Income (Loss)	11,461	2,730,164	57,675	947,177	166,226	6,230,598
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	(733,374)	(1,120,588)	(1,315,083)	70,202	(4,406,726)
Expiration or closing of futures contracts	—	—	—	—	56,370	(6,054,090)
Expiration or closing of non-exchange traded swap agreements	1,898,333	—	—	—	1,388,428	—
In-kind redemptions of investments	—	50,061	(148,633)	—	—	115,718
Foreign currency transactions	—	(16,394)	—	(2,162)	—	—
Net realized gain (loss)	1,898,333	(699,707)	(1,269,221)	(1,317,245)	1,515,000	(10,345,098)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	(13,224,955)	989,490	(2,511,231)	54,223	(239,364)
Futures contracts	—	—	—	—	(87,894)	539,453
Non-exchange traded swap agreements	(14,380,317)	—	—	—	(1,159,602)	—
Foreign currency translations	—	3,771	—	(161)	—	—
Change in net unrealized appreciation/depreciation	(14,380,317)	(13,221,184)	989,490	(2,511,392)	(1,193,273)	300,089
Net realized and unrealized gain (loss)	(12,481,984)	(13,920,891)	(279,731)	(3,828,637)	321,727	(10,045,009)
Change in Net Assets Resulting from Operations	$(12,470,523)	$(11,190,727)	$(222,056)	$(2,881,460)	$487,953	$(3,814,411)

See accompanying notes to the financial statements.

88 :: FOR THE PERIODS ENDED MAY 31, 2020 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Inflation Expectations ETF	Investment Grade-Interest Rate Hedged	K-1 Free Crude Oil Strategy ETF(a)	Large Cap Core Plus	Long Online/ Short Stores ETF	Managed Futures Strategy ETF(a)
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Dividends	$—	$—	$—	$13,498,379	$53,965	$—
Interest	538,237	9,992,393	138,348	255,435	16,002	39,717
Securities lending income (Note 2)	13,325	14,750	—	8,411	114,528	—
Total Investment Income	551,562	10,007,143	138,348	13,762,225	184,495	39,717
EXPENSES:
Advisory fees (Note 4)	163,819	812,043	111,232	3,189,735	347,268	23,585
Management Services fees (Note 4)	29,785	—	—	—	—	—
Professional fees	18,340	2,562	117	7,018	417	29
Administration fees (Note 5)	80,950	—	—	—	—	—
Custodian fees (Note 6)	1,808	—	—	—	—	—
Printing and Shareholder reports	6,562	—	—	—	—	—
Listing, Data and related fees (Note 7)	28,976	—	—	—	—	—
Trustees fees (Note 8)	694	6,087	293	16,246	975	69
Compliance services fees (Note 4)	303	2,877	261	8,775	469	39
Other fees	5,927	—	—	—	—	—
Total Gross Expenses before fees waived and/or reimbursed	337,164	823,569	111,903	3,221,774	349,129	23,722
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(248,022)	—	(925)	—	—	—
Total Net Expenses	89,142	823,569	110,978	3,221,774	349,129	23,722
Net Investment Income (Loss)	462,420	9,183,574	27,370	10,540,451	(164,634)	15,995
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	811,695	6,502,446	1,134,837 (b)	(28,921,231)	(5,251,753)	19,426
Expiration or closing of futures contracts	—	(42,913,656)	(32,652,724)	—	—	(39,410)
Expiration or closing of non-exchange traded swap agreements	(5,315,438)	—	—	18,177,142	3,479,098	(19,913)
In-kind redemptions of investments	3,376,917	6,225,732	—	19,589,746	10,356,595	—
Net realized gain (loss)	(1,126,826)	(30,185,478)	(31,517,887)	8,845,657	8,583,940	(39,897)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(290,430)	14,869,835	6,123	25,060,243	29,301,857	—
Futures contracts	—	2,605,379	21,981,168	—	—	(27,776)
Non-exchange traded swap agreements	468,758	—	—	(6,870,859)	(18,033,239)	—
Change in net unrealized appreciation/depreciation	178,328	17,475,214	21,987,291	18,189,384	11,268,618	(27,776)
Net realized and unrealized gain (loss)	(948,498)	(12,710,264)	(9,530,596)	27,035,041	19,852,558	(67,673)
Change in Net Assets Resulting from Operations	$(486,078)	$(3,526,690)	$(9,503,226)	$37,575,492	$19,687,924	$(51,678)

(a)  Consolidated Statement of Operations.

(b)  Amount represents net realized gain/loss on the sale of investments in affiliated Underlying ETFs of $1,671,048 and distributions of realized gain received from affiliated Underlying ETFs of $0.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2020 :: 89

	Merger ETF	Morningstar Alternatives Solution ETF		MSCI EAFE Dividend Growers ETF	MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF	Online Retail ETF
	Year Ended May 31, 2020	Year Ended May 31, 2020		Year Ended May 31, 2020	Year Ended May 31, 2020		Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Dividends	$31,538	$149,047	(a)	$3,011,294	$654,425		$193,304	$38,879
Income from non-cash dividends	—	—		—	91,480		—	—
Interest	10,696	742		3,903	1,151		45	974
Securities lending income (Note 2)	—	28,505		—	4		4	79,419
Foreign withholding tax on income	(232)	—		(191,303)	(61,963)		(13,183)	—
Total Investment Income	42,002	178,294		2,823,894	685,097		180,170	119,272
EXPENSES:
Advisory fees (Note 4)	41,189	4,797		619,672	142,424		44,313	196,802
Management Services fees (Note 4)	5,492	6,853		—	—		—	—
Professional fees	20,819	17,428		1,206	228		77	256
Administration fees (Note 5)	74,811	31,961		—	13		—	—
Custodian fees (Note 6)	3,730	486		—	—		—	—
Printing and Shareholder reports	1,426	2,082		—	—		—	—
Listing, Data and related fees (Note 7)	38,651	14,090		—	—		—	—
Trustees fees (Note 8)	123	153		2,791	528		185	623
Compliance services fees (Note 4)	67	79		1,417	274		96	331
Other fees	5,147	5,127		—	—		—	—
Total Gross Expenses before fees waived and/or reimbursed	191,455	83,056		625,086	143,467		44,671	198,012
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(150,328)	(68,652)		—	—		—	—
Total Net Expenses	41,127	14,404		625,086	143,467		44,671	198,012
Net Investment Income (Loss)	875	163,890		2,198,808	541,630		135,499	(78,740)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	301,783	(370,845	)(b)	(4,582,044)	(1,725,462	)(c)	(699,253)	(2,185,354)
Expiration or closing of non-exchange traded swap agreements	(6,486)	—		—	—		—	—
In-kind redemptions of investments	—	—		352,992	(143,649)		327,239	1,070,683
Foreign currency transactions	(10,058)	—		(17,302)	(27,988)		(743)	—
Settlement of forward foreign currency contracts	35,278	—		—	—		—	—
Net realized gain (loss)	320,517	(370,845)		(4,246,354)	(1,897,099)		(372,757)	(1,114,671)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(69,414)	—		2,992,129	(4,486,469)		680,682	25,222,456
Investments in Affiliated Underlying Funds	—	(154,237)		—	—		—	—
Non-exchange traded swap agreements	(76,190)	—		—	—		—	—
Forward foreign currency contracts	(29,673)	—		—	—		—	—
Foreign currency translations	112	—		(14,281)	21		916	—
Change in net unrealized appreciation/depreciation	(175,165)	(154,237)		2,977,848	(4,486,448)		681,598	25,222,456
Net realized and unrealized gain (loss)	145,352	(525,082)		(1,268,506)	(6,383,547)		308,841	24,107,785
Change in Net Assets Resulting from Operations	$146,227	$(361,192)		$930,302	$(5,841,917)		$444,340	$24,029,045

(a)  Amount represents dividend income received from affiliated Underlying ETFs of $149,047.

(b)  Amount represents net realized gain/loss on the sale of investments in affiliated Underlying ETFs of $(371,375) and distributions of realized gain received from affiliated Underlying ETFs of $530.

(c)  Net of India capital gains tax of $12,482.

See accompanying notes to the financial statements.

90 :: FOR THE PERIODS ENDED MAY 31, 2020 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Pet Care ETF	RAFITM Long/Short	Russell 2000 Dividend Growers ETF	Russell U.S. Dividend Growers ETF	S&P 500® Bond ETF	S&P 500® Dividend Aristocrats ETF
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	November 5, 2019* through May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Dividends	$398,443	$152,024	$18,540,814	$269,240	$—	$148,701,003
Interest	811	19,220	40,866	481	965,695	105,519
Securities lending income (Note 2)	—	780	366,091	201	53	13,928
Foreign withholding tax on income	(9,396)	(19)	—	—	—	—
Total Investment Income	389,858	172,005	18,947,771	269,922	965,748	148,820,450
EXPENSES:
Advisory fees (Note 4)	234,437	46,507	2,805,771	34,829	41,971	19,784,070
Management Services fees (Note 4)	—	6,201	—	—	—	—
Professional fees	449	18,636	6,913	833	268	54,926
Administration fees (Note 5)	—	73,934	—	285	—	—
Custodian fees (Note 6)	—	28,825	—	—	—	—
Printing and Shareholder reports	—	880	—	—	—	—
Listing, Data and related fees (Note 7)	—	19,206	—	—	—	—
Trustees fees (Note 8)	1,016	145	15,739	195	631	125,114
Compliance services fees (Note 4)	556	78	8,639	72	313	65,626
Other fees	—	5,064	—	—	—	—
Total Gross Expenses before fees waived and/or reimbursed	236,458	199,476	2,837,062	36,214	43,183	20,029,736
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(140,684)	—	—	—	—
Total Net Expenses	236,458	58,792	2,837,062	36,214	43,183	20,029,736
Net Investment Income (Loss)	153,400	113,213	16,110,709	233,708	922,565	128,790,714
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(1,351,545)	(11,286)	(26,867,661)	(370,531)	52,792	(15,255,346)
Expiration or closing of non-exchange traded swap agreements	—	(1,096,763)	—	—	—	—
In-kind redemptions of investments	970,867	724,183	7,066,982	(94,197)	716,772	98,678,984
Foreign currency transactions	(18,358)	—	—	—	—	—
Net realized gain (loss)	(399,036)	(383,866)	(19,800,679)	(464,728)	769,564	83,423,638
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	9,440,305	(306,780)	(91,423,107)	(2,415,425)	883,064	(90,069,328)
Non-exchange traded swap agreements	—	168,259	—	—	—	—
Foreign currency translations	402	—	—	—	—	—
Change in net unrealized appreciation/depreciation	9,440,707	(138,521)	(91,423,107)	(2,415,425)	883,064	(90,069,328)
Net realized and unrealized gain (loss)	9,041,671	(522,387)	(111,223,786)	(2,880,153)	1,652,628	(6,645,690)
Change in Net Assets Resulting from Operations	$9,195,071	$(409,174)	$(95,113,077)	$(2,646,445)	$2,575,193	$122,145,024

*Commencement of investment operations.
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2020 :: 91

	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF	S&P 500® Ex-Health Care ETF	S&P 500® Ex-Technology ETF	S&P MidCap 400® Dividend Aristocrats ETF	S&P Technology Dividend Aristocrats ETF
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	November 5, 2019* through May 31, 2020
INVESTMENT INCOME:
Dividends	$207,341	$44,298	$36,107	$74,061	$19,546,054	$267,150
Interest	283	86	63	140	22,419	252
Securities lending income (Note 2)	51	10	8	16	251,367	784
Foreign withholding tax on income	—	—	(5)	—	—	—
Total Investment Income	207,675	44,394	36,173	74,217	19,819,840	268,186
EXPENSES:
Advisory fees (Note 4)	29,429	6,246	4,742	9,267	2,796,649	56,869
Professional fees	102	22	17	34	6,853	845
Administration fees (Note 5)	—	—	—	—	—	13
Trustees fees (Note 8)	235	51	39	79	15,496	222
Compliance services fees (Note 4)	105	27	19	42	8,558	78
Total Gross Expenses before fees waived and/or reimbursed	29,871	6,346	4,817	9,422	2,827,556	58,027
Total Net Expenses	29,871	6,346	4,817	9,422	2,827,556	58,027
Net Investment Income (Loss)	177,804	38,048	31,356	64,795	16,992,284	210,159
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(52,369)	(10,841)	(6,918)	(33,060)	(15,945,878)	4,386
In-kind redemptions of investments	90,931	—	—	100,527	5,213,607	—
Net realized gain (loss)	38,562	(10,841)	(6,918)	67,467	(10,732,271)	4,386
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	1,167,476	418,739	86,306	(92,590)	(38,969,125)	1,168,448
Change in net unrealized appreciation/depreciation	1,167,476	418,739	86,306	(92,590)	(38,969,125)	1,168,448
Net realized and unrealized gain (loss)	1,206,038	407,898	79,388	(25,123)	(49,701,396)	1,172,834
Change in Net Assets Resulting from Operations	$1,383,842	$445,946	$110,744	$39,672	$(32,709,112)	$1,382,993

*Commencement of investment operations.

See accompanying notes to the financial statements.

92 :: FOR THE PERIODS ENDED MAY 31, 2020 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

Short Term USD Emerging Markets Bond ETF
Year Ended May 31, 2020
INVESTMENT INCOME:
Interest	$282,386
Total Investment Income	282,386
EXPENSES:
Advisory fees (Note 4)	37,116
Management Services fees (Note 4)	7,423
Professional fees	19,950
Administration fees (Note 5)	79,281
Custodian fees (Note 6)	1,312
Printing and Shareholder reports	1,351
Listing, Data and related fees (Note 7)	7,635
Trustees fees (Note 8)	168
Compliance services fees (Note 4)	89
Other fees	5,072
Total Gross Expenses before fees waived and/or reimbursed	159,397
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(122,347)
Total Net Expenses	37,050
Net Investment Income (Loss)	245,336
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(480,513)
Net realized gain (loss)	(480,513)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	67,221
Change in net unrealized appreciation/depreciation	67,221
Net realized and unrealized gain (loss)	(413,292)
Change in Net Assets Resulting from Operations	$(167,956)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2020 :: 93

STATEMENTS OF CHANGES IN NET ASSETS

94 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Decline of the Retail Store ETF		DJ Brookfield Global Infrastructure ETF		Equities for Rising Rates ETF
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$11,461	$56,700	$2,730,164	$1,764,799	$57,675	$152,723
Net realized gain (loss)	1,898,333	(598,318)	(699,707)	(522,183)	(1,269,221)	157,035
Change in net unrealized appreciation/depreciation	(14,380,317)	557,810	(13,221,184)	7,525,920	989,490	(1,894,678)
Change in net assets resulting from operations	(12,470,523)	16,192	(11,190,727)	8,768,536	(222,056)	(1,584,920)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(72,815)	(73,858)	(3,618,261)	(1,755,775)	(63,491)	(170,671)
Total distributions	(72,815)	(73,858)	(3,618,261)	(1,755,775)	(63,491)	(170,671)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	54,378,496	864,756	67,850,148	59,119,619	—	6,037,938
Cost of shares redeemed	(11,661,383)	(17,807,513)	(8,963,171)	(6,144,980)	(2,339,940)	(15,356,023)
Change in net assets resulting from capital transactions	42,717,113	(16,942,757)	58,886,977	52,974,639	(2,339,940)	(9,318,085)
Change in net assets	30,173,775	(17,000,423)	44,077,989	59,987,400	(2,625,487)	(11,073,676)
NET ASSETS:
Beginning of period	$5,932,918	$22,933,341	$99,367,667	$39,380,267	$3,787,545	$14,861,221
End of period	$36,106,693	$5,932,918	$143,445,656	$99,367,667	$1,162,058	$3,787,545
SHARE TRANSACTIONS:
Beginning of period	150,001	675,001	2,260,001	950,001	100,001	300,001
Issued	1,200,000	25,000	—	—	—	—
Issued in-kind	—	—	1,550,000	1,455,000	—	125,000
Redeemed	(300,000)	(550,000)	—	—	—	—
Redemption in-kind	—	—	(280,000)	(145,000)	(60,000)	(325,000)
Shares outstanding, end of period	1,050,001	150,001	3,530,001	2,260,001	40,001	100,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 95

	Global Listed Private Equity ETF		Hedge Replication ETF		High Yield-Interest Rate Hedged
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$947,177	$949,807	$166,226	$474,695	$6,230,598	$9,751,570
Net realized gain (loss)	(1,317,245)	(519,918)	1,515,000	(1,714,777)	(10,345,098)	(8,384,925)
Change in net unrealized appreciation/depreciation	(2,511,392)	(1,023,336)	(1,193,273)	293,977	300,089	765,514
Change in net assets resulting from operations	(2,881,460)	(593,447)	487,953	(946,105)	(3,814,411)	2,132,159
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(1,656,429)	(829,236)	(296,673)	(354,995)	(6,577,418)	(9,915,601)
Total distributions	(1,656,429)	(829,236)	(296,673)	(354,995)	(6,577,418)	(9,915,601)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,985,704	2,646,318	8,637,491	55,061,010	8,181,525	21,865,581
Cost of shares redeemed	—	(1,327,562)	(13,817,626)	(62,813,752)	(46,990,521)	(60,574,890)
Change in net assets resulting from capital transactions	1,985,704	1,318,756	(5,180,135)	(7,752,742)	(38,808,996)	(38,709,309)
Change in net assets	(2,552,185)	(103,927)	(4,988,855)	(9,053,842)	(49,200,825)	(46,492,751)
NET ASSETS:
Beginning of period	$18,817,871	$18,921,798	$31,842,484	$40,896,326	$125,560,966	$172,053,717
End of period	$16,265,686	$18,817,871	$26,853,629	$31,842,484	$76,360,141	$125,560,966
SHARE TRANSACTIONS:
Beginning of period	560,001	525,001	715,000	900,000	1,950,001	2,575,001
Issued	20,000	—	190,000	1,215,000	—	275,000
Issued in-kind	50,000	75,000	—	—	125,000	50,000
Redeemed	—	—	(310,000)	(100,000)	—	(650,000)
Redemption in-kind	—	(40,000)	—	(1,300,000)	(775,000)	(300,000)
Shares outstanding, end of period	630,001	560,001	595,000	715,000	1,300,001	1,950,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

96 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Inflation Expectations ETF		Investment Grade-Interest Rate Hedged		K-1 Free Crude Oil Strategy ETF(b)
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020		Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$462,420	$241,810	$9,183,574	$17,462,992	$27,370		$319,581
Net realized gain (loss)	(1,126,826)	1,416,017	(30,185,478)	(29,287,188)	(31,517,887)		(8,412,369)
Change in net unrealized appreciation/depreciation	178,328	(2,191,197)	17,475,214	20,829,613	21,987,291		(971,768)
Change in net assets resulting from operations	(486,078)	(533,370)	(3,526,690)	9,005,417	(9,503,226)		(9,064,556)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(513,895)	(255,652)	(9,529,116)	(18,403,684)	(102,781)		(219,383)
Total distributions	(513,895)	(255,652)	(9,529,116)	(18,403,684)	(102,781)		(219,383)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	45,893,364	4,384,387	53,081,577	50,968,808	82,889,362		42,394,658
Cost of shares redeemed	(44,767,177)	(6,032,181)	(100,348,005)	(343,463,729)	(8,390,294)		(34,071,936)
Change in net assets resulting from capital transactions	1,126,187	(1,647,794)	(47,266,428)	(292,494,921)	74,499,068		8,322,722
Change in net assets	126,214	(2,436,816)	(60,322,234)	(301,893,188)	64,893,061		(961,217)
NET ASSETS:
Beginning of period	$7,592,645	$10,029,461	$295,317,071	$597,210,259	$11,198,374		$12,159,591
End of period	$7,718,859	$7,592,645	$234,994,837	$295,317,071	$76,091,435		$11,198,374
SHARE TRANSACTIONS:
Beginning of period	280,001	350,001	4,025,001	7,975,001	115,000	(c)	100,000	(c)
Issued	350,000	150,000	25,000	50,000	2,240,000	(c)	335,000	(c)
Issued in-kind	1,370,000	—	750,000	650,000	—	(c)	—	(c)
Redeemed	(100,000)	(220,000)	(100,000)	(925,000)	(95,966	)(c)	(320,000	)(c)
Redemption in-kind	(1,580,000)	—	(1,325,000)	(3,725,000)	—	(c)	—	(c)
Shares outstanding, end of period	320,001	280,001	3,375,001	4,025,001	2,259,034	(c)	115,000	(c)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  Consolidated Statement of Changes in Net Assets.

(c)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective April 21, 2020.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 97

	Large Cap Core Plus		Long Online/Short Stores ETF		Managed Futures Strategy ETF(b)
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$10,540,451	$12,103,632	$(164,634)	$(164,107)	$15,995	$45,190
Net realized gain (loss)	8,845,657	77,510,337	8,583,940	2,649,040	(39,897)	25,200
Change in net unrealized appreciation/depreciation	18,189,384	(92,782,084)	11,268,618	(1,415,092)	(27,776)	(44,050)
Change in net assets resulting from operations	37,575,492	(3,168,115)	19,687,924	1,069,841	(51,678)	26,340
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(12,178,251)	(11,640,683)	—	—	(37,510)	(60,115)
Total distributions	(12,178,251)	(11,640,683)	—	—	(37,510)	(60,115)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,565,091	558,942,840	157,444,095	16,016,365	6,422,652	3,818,746
Cost of shares redeemed	(370,917,866)	(573,069,209)	(42,786,869)	(21,443,350)	(5,964,792)	(2,983,317)
Change in net assets resulting from capital transactions	(369,352,775)	(14,126,369)	114,657,226	(5,426,985)	457,860	835,429
Change in net assets	(343,955,534)	(28,935,167)	134,345,150	(4,357,144)	368,672	801,654
NET ASSETS:
Beginning of period	$756,295,266	$785,230,433	$48,787,280	$53,144,424	$3,770,519	$2,968,865
End of period	$412,339,732	$756,295,266	$183,132,430	$48,787,280	$4,139,191	$3,770,519
SHARE TRANSACTIONS:
Beginning of period	11,370,000	11,625,000	955,001	1,100,001	95,001	75,001
Issued	—	7,100,000	190,000	50,000	160,000	95,000
Issued in-kind	20,000	725,000	2,290,000	275,000	—	—
Redeemed	—	—	—	—	(150,000)	(75,000)
Redemption in-kind	(5,510,000)	(8,080,000)	(770,000)	(470,000)	—	—
Shares outstanding, end of period	5,880,000	11,370,000	2,665,001	955,001	105,001	95,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  Consolidated Statement of Changes in Net Assets.

See accompanying notes to the financial statements.

98 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Merger ETF		Morningstar Alternatives Solution ETF		MSCI EAFE Dividend Growers ETF
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$875	$43,553	$163,890	$131,230	$2,198,808	$2,469,498
Net realized gain (loss)	320,517	243,891	(370,845)	(287,056)	(4,246,354)	119,267
Change in net unrealized appreciation/depreciation	(175,165)	12,374	(154,237)	157,963	2,977,848	(8,528,921)
Change in net assets resulting from operations	146,227	299,818	(361,192)	2,137	930,302	(5,940,156)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(39,399)	(53,118)	(162,282)	(128,730)	(2,526,921)	(2,541,157)
Total distributions	(39,399)	(53,118)	(162,282)	(128,730)	(2,526,921)	(2,541,157)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,775,259	4,551,513	762,561	754,820	21,752,701	11,478,063
Cost of shares redeemed	(941,176)	(3,659,583)	—	(2,243,915)	(12,859,805)	(9,016,345)
Change in net assets resulting from capital transactions	1,834,083	891,930	762,561	(1,489,095)	8,892,896	2,461,718
Change in net assets	1,940,911	1,138,630	239,087	(1,615,688)	7,296,277	(6,019,595)
NET ASSETS:
Beginning of period	$5,586,245	$4,447,615	$6,651,640	$8,267,328	$109,558,833	$115,578,428
End of period	$7,527,156	$5,586,245	$6,890,727	$6,651,640	$116,855,110	$109,558,833
SHARE TRANSACTIONS:
Beginning of period	150,001	125,001	180,001	220,001	3,050,001	3,000,001
Issued	—	—	—	—	—	—
Issued in-kind	75,000	125,000	20,000	20,000	560,000	300,000
Redeemed	(25,000)	—	—	—	—	—
Redemption in-kind	—	(100,000)	—	(60,000)	(380,000)	(250,000)
Shares outstanding, end of period	200,001	150,001	200,001	180,001	3,230,001	3,050,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 99

	MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF		Online Retail ETF
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	July 13, 2018* through May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$541,630	$450,478	$135,499	$226,184	$(78,740)	$(61,586)
Net realized gain (loss)	(1,897,099)	(317,828)	(372,757)	(56,084)	(1,114,671)	1,618,437
Change in net unrealized appreciation/depreciation	(4,486,448)	(332,736)	681,598	(811,215)	25,222,456	(2,361,150)
Change in net assets resulting from operations	(5,841,917)	(200,086)	444,340	(641,115)	24,029,045	(804,299)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(553,661)	(273,032)	(206,916)	(223,120)	—	—
Total distributions	(553,661)	(273,032)	(206,916)	(223,120)	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	10,702,155	15,888,351	405,886	1,045,834	92,967,754	48,573,374
Cost of shares redeemed	(2,744,555)	(14,975,939)	(2,056,885)	(1,575,459)	(6,624,635)	(26,625,000)
Change in net assets resulting from capital transactions	7,957,600	912,412	(1,650,999)	(529,625)	86,343,119	21,948,374
Change in net assets	1,562,022	439,294	(1,413,575)	(1,393,860)	110,372,164	21,144,075
NET ASSETS:
Beginning of period	$20,602,485	$20,163,191	$9,099,225	$10,493,085	$21,144,075	$—
End of period	$22,164,507	$20,602,485	$7,685,650	$9,099,225	$131,516,239	$21,144,075
SHARE TRANSACTIONS:
Beginning of period	365,001	350,001	235,001	250,001	600,001	—
Issued	—	185,000	—	—	—	—
Issued in-kind	180,000	100,000	10,000	25,000	2,360,000	1,360,001
Redeemed	—	—	—	—	—	—
Redemption in-kind	(60,000)	(270,000)	(50,000)	(40,000)	(180,000)	(760,000)
Shares outstanding, end of period	485,001	365,001	195,001	235,001	2,780,001	600,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

100 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Pet Care ETF		RAFITM Long/Short		Russell 2000 Dividend Growers ETF
	Year Ended May 31, 2020	November 5, 2018* through May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$153,400	$48,129	$113,213	$187,502	$16,110,709	$10,681,449
Net realized gain (loss)	(399,036)	(180,535)	(383,866)	1,192,206	(19,800,679)	8,423,483
Change in net unrealized appreciation/depreciation	9,440,707	461,319	(138,521)	(1,716,628)	(91,423,107)	(7,564,456)
Change in net assets resulting from operations	9,195,071	328,913	(409,174)	(336,920)	(95,113,077)	11,540,476
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(131,366)	(26,927)	(122,668)	(190,928)	(16,500,899)	(9,127,332)
Total distributions	(131,366)	(26,927)	(122,668)	(190,928)	(16,500,899)	(9,127,332)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	33,761,072	26,655,679	321,472	2,708,565	174,464,569	373,796,237
Cost of shares redeemed	(9,507,627)	—	(3,474,318)	(5,045,331)	(104,004,718)	(152,792,594)
Change in net assets resulting from capital transactions	24,253,445	26,655,679	(3,152,846)	(2,336,766)	70,459,851	221,003,643
Change in net assets	33,317,150	26,957,665	(3,684,688)	(2,864,614)	(41,154,125)	223,416,787
NET ASSETS:
Beginning of period	$26,957,665	$—	$9,058,142	$11,922,756	$630,109,315	$406,692,528
End of period	$60,274,815	$26,957,665	$5,373,454	$9,058,142	$588,955,190	$630,109,315
SHARE TRANSACTIONS:
Beginning of period	675,001	—	260,000	325,000	11,030,001	7,225,001
Issued	125,000	—	10,000	25,000	—	1,625,000
Issued in-kind	700,000	675,001	—	50,000	2,970,000	4,785,000
Redeemed	(125,000)	—	(20,000)	(35,000)	—	—
Redemption in-kind	(100,000)	—	(80,000)	(105,000)	(2,140,000)	(2,605,000)
Shares outstanding, end of period	1,275,001	675,001	170,000	260,000	11,860,001	11,030,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 101

	Russell U.S. Dividend Growers ETF	S&P 500® Bond ETF		S&P 500® Dividend Aristocrats ETF
	November 5, 2019* through May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$233,708	$922,565	$1,130,229	$128,790,714	$85,284,426
Net realized gain (loss)	(464,728)	769,564	(82,827)	83,423,638	116,794,668
Change in net unrealized appreciation/depreciation	(2,415,425)	883,064	822,976	(90,069,328)	41,108,134
Change in net assets resulting from operations	(2,646,445)	2,575,193	1,870,378	122,145,024	243,187,228
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(136,760)	(941,467)	(1,114,469)	(122,462,710)	(84,188,441)
Total distributions	(136,760)	(941,467)	(1,114,469)	(122,462,710)	(84,188,441)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	25,256,446	11,018,151	—	1,865,112,429	1,612,104,397
Cost of shares redeemed	(1,083,030)	(10,417,591)	(5,923,104)	(630,563,300)	(743,476,478)
Change in net assets resulting from capital transactions	24,173,416	600,560	(5,923,104)	1,234,549,129	868,627,919
Change in net assets	21,390,211	2,234,286	(5,167,195)	1,234,231,443	1,027,626,706
NET ASSETS:
Beginning of period	$—	$27,168,981	$32,336,176	$4,520,917,529	$3,493,290,823
End of period	$21,390,211	$29,403,267	$27,168,981	$5,755,148,972	$4,520,917,529
SHARE TRANSACTIONS:
Beginning of period	—	325,001	400,001	69,400,001	56,150,001
Issued	100,001	75,000	—	—	6,100,000
Issued in-kind	520,000	50,000	—	26,500,000	18,700,000
Redeemed	—	(50,000)	(75,000)	—	—
Redemption in-kind	(30,000)	(75,000)	—	(10,000,000)	(11,550,000)
Shares outstanding, end of period	590,001	325,001	325,001	85,900,001	69,400,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

102 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	S&P 500® Ex-Energy ETF		S&P 500® Ex-Financials ETF		S&P 500® Ex-Health Care ETF
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$177,804	$112,950	$38,048	$26,118	$31,356	$24,796
Net realized gain (loss)	38,562	2,146,397	(10,841)	(9,543)	(6,918)	(9,731)
Change in net unrealized appreciation/depreciation	1,167,476	(1,916,149)	418,739	43,801	86,306	25,261
Change in net assets resulting from operations	1,383,842	343,198	445,946	60,376	110,744	40,326
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(152,660)	(115,305)	(36,688)	(23,095)	(29,756)	(24,804)
Total distributions	(152,660)	(115,305)	(36,688)	(23,095)	(29,756)	(24,804)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	9,512,483	15,796,469	1,824,140	566,481	680,307	—
Cost of shares redeemed	(646,406)	(16,362,528)	—	—	—	—
Change in net assets resulting from capital transactions	8,866,077	(566,059)	1,824,140	566,481	680,307	—
Change in net assets	10,097,259	(338,166)	2,233,398	603,762	761,295	15,522
NET ASSETS:
Beginning of period	$6,717,063	$7,055,229	$1,989,657	$1,385,895	$1,439,272	$1,423,750
End of period	$16,814,322	$6,717,063	$4,223,055	$1,989,657	$2,200,567	$1,439,272
SHARE TRANSACTIONS:
Beginning of period	115,001	125,001	35,001	25,001	25,001	25,001
Issued	—	150,000	—	—	—	—
Issued in-kind	150,000	110,000	30,000	10,000	10,000	—
Redeemed	—	—	—	—	—	—
Redemption in-kind	(10,000)	(270,000)	—	—	—	—
Shares outstanding, end of period	255,001	115,001	65,001	35,001	35,001	25,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 103

	S&P 500® Ex-Technology ETF		S&P MidCap 400® Dividend Aristocrats ETF		S&P Technology Dividend Aristocrats ETF
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	November 5, 2019* through May 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$64,795	$51,167	$16,992,284	$8,726,676	$210,159
Net realized gain (loss)	67,467	319,362	(10,732,271)	4,839,336	4,386
Change in net unrealized appreciation/depreciation	(92,590)	(286,730)	(38,969,125)	4,900,357	1,168,448
Change in net assets resulting from operations	39,672	83,799	(32,709,112)	18,466,369	1,382,993
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(66,569)	(50,418)	(17,137,498)	(7,722,417)	(103,848)
Total distributions	(66,569)	(50,418)	(17,137,498)	(7,722,417)	(103,848)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,146,352	1,900,672	217,709,950	244,403,083	39,291,634
Cost of shares redeemed	(1,546,218)	(1,382,689)	(103,284,826)	(19,268,536)	—
Change in net assets resulting from capital transactions	(399,866)	517,983	114,425,124	225,134,547	39,291,634
Change in net assets	(426,763)	551,364	64,578,514	235,878,499	40,570,779
NET ASSETS:
Beginning of period	$3,125,548	$2,574,184	$615,827,518	$379,949,019	$—
End of period	$2,698,785	$3,125,548	$680,406,032	$615,827,518	$40,570,779
SHARE TRANSACTIONS:
Beginning of period	60,001	50,001	11,100,001	7,050,001	—
Issued	—	25,000	120,000	—	100,001
Issued in-kind	20,000	10,000	3,900,000	4,395,000	910,000
Redeemed	—	—	—	—	—
Redemption in-kind	(30,000)	(25,000)	(2,170,000)	(345,000)	—
Shares outstanding, end of period	50,001	60,001	12,950,001	11,100,001	1,010,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

104 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short Term USD Emerging Markets Bond ETF
	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$245,336	$269,245
Net realized gain (loss)	(480,513)	(161,557)
Change in net unrealized appreciation/depreciation	67,221	188,489
Change in net assets resulting from operations	(167,956)	296,177
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(258,007)	(276,853)
Total distributions	(258,007)	(276,853)
CAPITAL TRANSACTIONS (a):
Cost of shares redeemed	—	(3,728,791)
Change in net assets resulting from capital transactions	—	(3,728,791)
Change in net assets	(425,963)	(3,709,467)
NET ASSETS:
Beginning of period	$7,540,873	$11,250,340
End of period	$7,114,910	$7,540,873
SHARE TRANSACTIONS:
Beginning of period	100,001	150,001
Issued	—	—
Issued in-kind	—	—
Redeemed	—	—
Redemption in-kind	—	(50,000)
Shares outstanding, end of period	100,001	100,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 105

FINANCIAL HIGHLIGHTS

106 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Decline of the Retail Store ETF
Year ended May 31, 2020	$39.55	$0.03	$(4.96)	$—	$(4.93)	$(0.23)	$—	$—	$(0.23)	$34.39	(12.50)%	(12.75)%	0.66%	0.66%	0.07%	0.07%	$36,107	—%
Year ended May 31, 2019	33.98	0.25	5.57 (i)	—	5.82	(0.25)	—	—	(0.25)	39.55	17.29	17.27	0.65	0.65	0.77	0.77	5,933	—
November 14, 2017* through May 31, 2018	40.00	0.12	(6.09)	—	(5.97)	(0.05)	—	—	(0.05)	33.98	(14.95)	(14.94)	0.65	0.65	0.62	0.62	22,933	—
DJ Brookfield Global Infrastructure ETF
Year ended May 31, 2020	43.97	0.97	(2.91)	—	(1.94)	(1.39)	—	—	(1.39)	40.64	(4.55)	(4.74)	0.46	0.46	2.24	2.24	143,446	8
Year ended May 31, 2019	41.45	1.19	2.75	—	3.94	(1.42)	—	—	(1.42)	43.97	9.80	9.82	0.45	0.45	2.81	2.81	99,368	14
Year ended May 31, 2018	43.14	1.09	(1.35)	—	(0.26)	(1.43)	—	—	(1.43)	41.45	(0.62)	(0.47)	0.45	0.45	2.58	2.58	39,380	11
Year ended May 31, 2017	39.16	1.25	3.81	—	5.06	(1.08)	—	—	(1.08)	43.14	13.19	13.97	0.79	0.45	2.75	3.09	42,060	23
Year ended May 31, 2016	44.05	1.01	(4.06)	—	(3.05)	(1.41)	—	(0.43)	(1.84)	39.16	(6.68)	(7.67)	1.35	0.45	1.75	2.65	28,388	22

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 107

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)						SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any		Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Equities for Rising Rates ETF
Year ended May 31, 2020	$37.88	$0.88		$(8.81)	$—	$(7.93)	$(0.90)	$—	$—	$(0.90)	$29.05	(21.31)%	(22.29)%	0.35%	0.35%	2.31%		2.31%		$1,162	147%
Year ended May 31, 2019	49.54	0.81		(11.49)	—	(10.68)	(0.98)	—	—	(0.98)	37.88	(21.81)	(22.25)	0.35	0.35	1.75		1.75		3,788	89
July 24, 2017* through May 31, 2018	40.00	0.56		9.46	—	10.02	(0.48)	—	—	(0.48)	49.54	25.15	25.61	0.35	0.35	1.48		1.48		14,861	49
Global Listed Private Equity ETF
Year ended May 31, 2020	33.60	1.62		(6.54)	—	(4.92)	(2.86)	—	—	(2.86)	25.82	(16.27)	(15.67)	1.38	0.60	4.32		5.11		16,266	20
Year ended May 31, 2019	36.04	1.67		(2.67)	—	(1.00)	(1.44)	—	—	(1.44)	33.60	(2.70)	(2.88)	1.22	0.60	4.25		4.87		18,818	25
Year ended May 31, 2018	43.21	2.76		(1.38)	—	1.38	(8.55)	—	—	(8.55)	36.04	3.54	3.27	1.97	0.60	5.59		6.95		18,922	23
Year ended May 31, 2017	38.00	3.04	(l)	3.87	—	6.91	(1.21)	—	(0.49)	(1.70)	43.21	18.83	18.49	1.87	0.60	6.50	(l)	7.77	(l)	11,882	34
Year ended May 31, 2016	42.13	2.13		(1.70)	—	0.43	(4.56)	—	—	(4.56)	38.00	1.57	2.27	1.90	0.60	4.21		5.51		9,499	21

*  Commencement of investment operations.
See accompanying notes to the financial statements.

108 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Hedge Replication ETF
Year ended May 31, 2020	$44.53	$0.24	$0.77	$—	$1.01	$(0.41)	$—	$—	$(0.41)	$45.13	2.27%	1.84%	1.62%	0.95%	(0.16)%	0.52%	$26,854	89%
Year ended May 31, 2019	45.44	0.51	(1.06)	—	(0.55)	(0.36)	—	—	(0.36)	44.53	(1.21)	(1.39)	1.53	0.95	0.55	1.13	31,842	106
Year ended May 31, 2018	44.03	0.12	1.29	—	1.41	— (h)	—	—	— (h)	45.44	3.22	3.48	1.78	0.95	(0.57)	0.26	40,896	170
Year ended May 31, 2017	42.01	(0.19)	2.21	—	2.02	—	—	—	—	44.03	4.81	4.63	1.84	0.95	(1.33)	(0.45)	39,626	121
Year ended May 31, 2016	43.34	(0.27)	(1.06)	—	(1.33)	— (h)	—	—	— (h)	42.01	(3.06)	(2.99)	2.10	0.95	(1.79)	(0.64)	36,759	128
High Yield-Interest Rate Hedged
Year ended May 31, 2020	64.39	3.53	(5.52)	—	(1.99)	(3.66)	—	—	(3.66)	58.74	(3.32)	(3.03)	0.51	0.51	5.62	5.62	76,360	52
Year ended May 31, 2019	66.82	4.04	(2.41)	0.02	1.65	(4.08)	—	—	(4.08)	64.39	2.50	2.29	0.50	0.50	6.10	6.10	125,561	49
Year ended May 31, 2018	68.59	3.90	(1.84)	0.03	2.09	(3.86)	—	—	(3.86)	66.82	3.10	2.73	0.50	0.50	5.75	5.75	172,054	42
Year ended May 31, 2017	64.45	3.75	3.90	0.08	7.73	(3.59)	—	—	(3.59)	68.59	12.29	12.61	0.61	0.50	5.49	5.59	140,613	50
Year ended May 31, 2016	73.42	3.95	(9.04)	0.05	(5.04)	(3.93)	—	—	(3.93)	64.45	(6.79)	(7.08)	0.85	0.50	5.63	5.98	88,617	51

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 109

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Inflation Expectations ETF
Year ended May 31, 2020	$27.12	$0.40	$(2.86)	$0.01		$(2.45)	$(0.55)	$—	$—	$(0.55)	$24.12	(9.16)%	(8.73)%	1.13%	0.30%	0.72%	1.56%	$7,719	21%
Year ended May 31, 2019	28.66	0.59	(1.53)	0.01		(0.93)	(0.61)	—	—	(0.61)	27.12	(3.35)	(2.69)	1.75	0.30	0.63	2.08	7,593	120
Year ended May 31, 2018	27.81	0.54	1.11 (i)	0.01		1.66	(0.81)	—	—	(0.81)	28.66	6.14	3.62	1.21	0.30	1.07	1.98	10,029	46
Year ended May 31, 2017	27.46	0.64	0.09 (i)	0.01		0.74	(0.39)	—	—	(0.39)	27.81	2.71	2.91	1.21	0.32	1.36	2.25	57,012	190
Year ended May 31, 2016	30.95	0.37	(3.35)	0.01		(2.97)	(0.52)	—	—	(0.52)	27.46	(9.60)	(9.47)	4.83	0.75	(2.80)	1.28	3,433	121
Investment Grade-Interest Rate Hedged
Year ended May 31, 2020	73.37	2.49	(3.66)	—	(h)	(1.17)	(2.57)	—	—	(2.57)	69.63	(1.73)	(1.26)	0.30	0.30	3.40	3.40	234,995	21
Year ended May 31, 2019	74.89	2.87	(1.43)	0.01		1.45	(2.97)	—	—	(2.97)	73.37	1.99	1.51	0.30	0.30	3.87	3.87	295,317	22
Year ended May 31, 2018	75.75	2.74	(0.97)	—	(h)	1.77	(2.63)	—	—	(2.63)	74.89	2.31	2.27	0.30	0.30	3.58	3.58	597,210	24
Year ended May 31, 2017	73.45	2.62	2.14	0.05		4.81	(2.51)	—	—	(2.51)	75.75	6.65	6.90	0.38	0.30	3.42	3.50	295,426	30
Year ended May 31, 2016	76.61	2.69	(3.20)	0.07		(0.44)	(2.72)	—	—	(2.72)	73.45	(0.48)	(0.76)	0.61	0.30	3.35	3.66	119,364	39

See accompanying notes to the financial statements.

110 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
K-1 Free Crude Oil Strategy ETF†
Year ended May 31, 2020(m)	$97.38	$0.08	$(62.88)	$—	$(62.80)	$(0.90)	$—	$—	$(0.90)	$33.68	(65.09)%	(65.24)%	0.66%	0.65%	0.15%	0.16%	$76,091	206	%(n)
Year ended May 31, 2019(m)	121.60	1.36	(24.89)	—	(23.53)	(0.69)	—	—	(0.69)	97.38	(19.30)	(19.85)	0.65	0.65	1.24	1.24	11,198	—
Year ended May 31, 2018(m)	94.67	0.50	33.11	—	33.61	(6.68)	—	—	(6.68)	121.60	36.41	37.11	0.65	0.65	0.46	0.46	12,160	—
September 26, 2016* through May 31, 2017(m)	100.00	(0.22)	(5.11)	—	(5.33)	—	—	—	—	94.67	(5.33)	(5.70)	0.65	0.65	(0.31)	(0.31)	2,840	—
Large Cap Core Plus
Year ended May 31, 2020	66.52	1.06	3.72	—	4.78	(1.17)	—	—	(1.17)	70.13	7.26	7.49	0.46	0.46	1.49	1.49	412,340	57
Year ended May 31, 2019	67.55	1.03	(1.09)	—	(0.06)	(0.97)	—	—	(0.97)	66.52	(0.08)	(0.25)	0.45	0.45	1.51	1.51	756,295	52
Year ended May 31, 2018	59.60	0.96	7.84	—	8.80	(0.85)	—	—	(0.85)	67.55	14.85	15.00	0.45	0.45	1.48	1.48	785,230	53
Year ended May 31, 2017	51.23	0.88	8.28	—	9.16	(0.79)	—	—	(0.79)	59.60	18.04	18.02	0.71	0.45	1.33	1.58	646,662	51
Year ended May 31, 2016	50.91	0.85	0.32 (i)	—	1.17	(0.85)	—	—	(0.85)	51.23	2.38	2.27	0.97	0.45	1.21	1.74	390,651	57

†  Consolidated Statement of Financial Highlights.

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 111

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Long Online/Short Stores ETF
Year ended May 31, 2020	$51.09	$(0.17)	$17.80		$—	$17.63	$—	$—	$—	$—	$68.72	34.52%	34.29%	0.65%	0.65%	(0.31)%	(0.31)%	$183,132	89%
Year ended May 31, 2019	48.31	(0.15)	2.93		—	2.78	—	—	—	—	51.09	5.74	5.56	0.65	0.65	(0.31)	(0.31)	48,787	53
November 14, 2017* through May 31, 2018	40.00	(0.08)	8.39		—	8.31	—	—	—	—	48.31	20.78	21.03	0.65	0.65	(0.32)	(0.32)	53,144	30
Managed Futures Strategy ETF†
Year ended May 31, 2020	39.69	0.20	0.02	(i)	—	0.22	(0.46)	(0.03)	—	(0.49)	39.42	0.56	1.06	0.76	0.76	0.51	0.51	4,139	2564
Year ended May 31, 2019	39.58	0.54	0.20	(i)	—	0.74	(0.58)	(0.05)	—	(0.63)	39.69	1.85	0.89	0.75	0.75	1.35	1.35	3,771	2398
Year ended May 31, 2018	41.09	0.12	(1.59)		—	(1.47)	(0.04)	—	—	(0.04)	39.58	(3.58)	(2.59)	0.75	0.75	0.31	0.31	2,969	1732
Year ended May 31, 2017	39.77	(0.16)	1.48		—	1.32	—	—	—	—	41.09	3.32	2.96	0.75	0.75	(0.41)	(0.41)	5,137	—
February 17, 2016* through May 31, 2016	40.00	(0.06)	(0.17)		—	(0.23)	—	—	—	—	39.77	(0.57)	(0.33)	0.76	0.76	(0.56)	(0.56)	5,966	—

†  Consolidated Statement of Financial Highlights.

*  Commencement of investment operations.

See accompanying notes to the financial statements.

112 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Merger ETF
Year ended May 31, 2020	$37.24	$0.01	$0.69	$—	$0.70	$(0.30)	$—	$—	$(0.30)	$37.64	1.86%	1.52%	3.49%	0.75%	(2.73)%	0.02%	$7,527	249%
Year ended May 31, 2019	35.58	0.32	1.85	—	2.17	(0.51)	—	—	(0.51)	37.24	6.16	7.58	3.49	0.75	(1.87)	0.87	5,586	314
Year ended May 31, 2018	35.67	0.22	(0.18)	—	0.04	(0.13)	—	—	(0.13)	35.58	0.11	(1.26)	4.05	0.75	(2.68)	0.62	4,448	296
Year ended May 31, 2017	36.72	0.11	(0.89)	—	(0.78)	(0.27)	—	—	(0.27)	35.67	(2.13)	(1.54)	3.81	0.75	(2.77)	0.29	2,675	370
Year ended May 31, 2016	36.61	0.12	0.09	—	0.21	(0.10)	—	—	(0.10)	36.72	0.54	(0.71)	3.09	0.75	(2.01)	0.33	7,343	350
Morningstar Alternatives Solution ETF
Year ended May 31, 2020	36.95	0.87	(2.48)	—	(1.61)	(0.89)	—	—	(0.89)	34.45	(4.49)	(4.23)	1.21	0.21	1.39	2.40	6,891	52
Year ended May 31, 2019	37.58	0.66	(0.65)	—	0.01	(0.64)	—	—	(0.64)	36.95	0.04	(0.30)	1.06	0.22	0.94	1.78	6,652	67
Year ended May 31, 2018	39.17	1.33	(1.59)	—	(0.26)	(1.33)	—	—	(1.33)	37.58	(0.68)	(0.71)	0.45	0.21	3.22	3.45	8,267	57
Year ended May 31, 2017	38.29	0.40	0.94	—	1.34	(0.45)	—	(0.01)	(0.46)	39.17	3.51	4.10	0.81	0.21	0.43	1.03	21,542	65
Year ended May 31, 2016	40.45	0.89	(2.21)	—	(1.32)	(0.84)	—	—	(0.84)	38.29	(3.25)	(3.78)	0.63	0.14	1.82	2.31	21,825	74

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 113

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any		Net assets, end of period (000)	Portfolio turnover rate (c)(g)
MSCI EAFE Dividend Growers ETF
Year ended May 31, 2020	$35.92	$0.66		$0.38 (i)	$—	$1.04	$(0.78)	$—	$—	$(0.78)	$36.18	2.82%	2.65%	0.51%	0.51%	1.78%	1.78%		$116,855	81%
Year ended May 31, 2019	38.53	0.80		(2.59)	—	(1.79)	(0.82)	—	—	(0.82)	35.92	(4.72)	(4.92)	0.50	0.50	2.19	2.19		109,559	31
Year ended May 31, 2018	37.13	0.86		1.49	—	2.35	(0.95)	—	—	(0.95)	38.53	6.42	6.12	0.50	0.50	2.27	2.27		115,578	32
Year ended May 31, 2017	35.79	0.79		1.42	—	2.21	(0.87)	—	—	(0.87)	37.13	6.38	7.43	0.71	0.50	2.09	2.30		61,262	35
Year ended May 31, 2016	39.36	1.42	(j)	(4.26)	—	(2.84)	(0.73)	—	—	(0.73)	35.79	(7.23)	(8.43)	1.44	0.50	3.03 (j)	3.97	(j)	30,421	34
MSCI Emerging Markets Dividend Growers ETF
Year ended May 31, 2020	56.45	1.23		(10.58)	—	(9.35)	(1.40)	—	—	(1.40)	45.70	(16.99)	(16.96)	0.61	0.61	2.29	2.29		22,165	51
Year ended May 31, 2019	57.61	1.20		(1.67)	—	(0.47)	(0.69)	—	—	(0.69)	56.45	(0.84)	(0.43)	0.60	0.60	2.15	2.15		20,602	79
Year ended May 31, 2018	52.18	1.11		5.60	—	6.71	(1.28)	—	—	(1.28)	57.61	13.02	12.43	0.60	0.60	1.93	1.93		20,163	61
Year ended May 31, 2017	45.51	0.86		7.07	—	7.93	(1.26)	—	—	(1.26)	52.18	17.80	18.81	1.11	0.60	1.27	1.78		10,436	73
January 25, 2016* through May 31, 2016	40.00	0.29		5.33	—	5.62	(0.11)	—	—	(0.11)	45.51	14.05	13.77	3.64	0.60	(1.18)	1.86		7,965	12

*  Commencement of investment operations.

See accompanying notes to the financial statements.

114 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
MSCI Europe Dividend Growers ETF
Year ended May 31, 2020	$38.72	$0.68	$0.95	$—	$1.63	$(0.94)	$—	$—	$(0.94)	$39.41	4.18%	4.35%	0.56%	0.56%	1.68%	1.68%	$7,686	92%
Year ended May 31, 2019	41.97	0.86	(3.24)	—	(2.38)	(0.87)	—	—	(0.87)	38.72	(5.79)	(5.77)	0.55	0.55	2.15	2.15	9,099	28
Year ended May 31, 2018	41.08	0.93	0.93	—	1.86	(0.97)	—	—	(0.97)	41.97	4.62	4.16	0.55	0.55	2.24	2.24	10,493	31
Year ended May 31, 2017	38.78	0.84	2.23	—	3.07	(0.77)	—	—	(0.77)	41.08	8.13	7.81	0.99	0.55	1.82	2.26	9,244	34
September 9, 2015* through May 31, 2016	40.00	1.04 (k)	(1.94)	—	(0.90)	(0.32)	—	—	(0.32)	38.78	(2.22)	(1.53)	3.26	0.55	1.00 (k)	3.71 (k)	6,787	25
Online Retail ETF
Year ended May 31, 2020	35.24	(0.09)	12.16	—	12.07	—	—	—	—	47.31	34.25	34.08	0.58	0.58	(0.23)	(0.23)	131,516	81
July 13, 2018* through May 31, 2019	40.00	(0.09)	(4.67)	—	(4.76)	—	—	—	—	35.24	(11.90)	(11.98)	0.58	0.58	(0.30)	(0.30)	21,144	46

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 115

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Pet Care ETF
Year ended May 31, 2020	$39.94	$0.14	$7.34		$—	$7.48	$(0.15)	$—	$—	$(0.15)	$47.27	18.79%	19.21%	0.50%	0.50%	0.33%	0.33%	$60,275	66%
November 5, 2018* through May 31, 2019	40.00	0.08	(0.10	)(i)	—	(0.02)	(0.04)	—	—	(0.04)	39.94	(0.04)	(0.08)	0.50	0.50	0.36	0.36	26,958	42
RAFITM Long/Short
Year ended May 31, 2020	34.84	0.62	(3.19)		—	(2.57)	(0.66)	—	—	(0.66)	31.61	(7.50)	(7.61)	3.22	0.95	(0.44)	1.83	5,373	25
Year ended May 31, 2019	36.69	0.64	(1.81)		—	(1.17)	(0.68)	—	—	(0.68)	34.84	(3.23)	(3.17)	2.55	0.95	0.18	1.79	9,058	30
Year ended May 31, 2018	37.89	0.56	(1.18)		—	(0.62)	(0.58)	—	—	(0.58)	36.69	(1.66)	(2.00)	1.83	0.95	0.62	1.50	11,923	14
Year ended May 31, 2017	39.10	0.52	(1.26)		—	(0.74)	(0.47)	—	—	(0.47)	37.89	(1.94)	(1.81)	1.45	0.95	0.84	1.34	25,575	11
Year ended May 31, 2016	40.99	0.71	(1.82)		—	(1.11)	(0.78)	—	—	(0.78)	39.10	(2.70)	(2.53)	1.41	0.95	1.35	1.80	41,059	69

*  Commencement of investment operations.

See accompanying notes to the financial statements.

116 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Russell 2000 Dividend Growers ETF
Year ended May 31, 2020	$57.13	$1.31	$(7.44)	$—	$(6.13)	$(1.34)	$—	$—	$(1.34)	$49.66	(10.96)%	(10.99)%	0.41%	0.41%	2.30%	2.30%	$588,955	33%
Year ended May 31, 2019	56.29	1.26	0.67	—	1.93	(1.09)	—	—	(1.09)	57.13	3.48	3.55	0.40	0.40	2.17	2.17	630,109	26
Year ended May 31, 2018	53.30	1.11	2.89	—	4.00	(1.01)	—	—	(1.01)	56.29	7.57	7.53	0.40	0.40	2.03	2.03	406,693	20
Year ended May 31, 2017	44.78	0.94	8.31	—	9.25	(0.73)	—	—	(0.73)	53.30	20.75	20.70	0.46	0.40	1.77	1.82	410,391	26
Year ended May 31, 2016	39.43	0.88	5.22	—	6.10	(0.75)	—	—	(0.75)	44.78	15.71	15.39	0.91	0.40	1.60	2.11	85,089	14
Russell U.S. Dividend Growers ETF
November 5, 2019* through May 31, 2020	40.00	0.49	(3.98)	—	(3.49)	(0.26)	—	—	(0.26)	36.25	(8.62)	(8.53)	0.36	0.36	2.35	2.35	21,390	8

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 117

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Bond ETF
Year ended May 31, 2020	$83.60	$2.88	$6.92		$0.04	$9.84	$(2.97)	$—	$—	$(2.97)	$90.47	11.97%	12.38%	0.15%	0.15%	3.30%	3.30%	$29,403	55%
Year ended May 31, 2019	80.84	3.07	2.70		0.02	5.79	(3.03)	—	—	(3.03)	83.60	7.40	7.21	0.15	0.15	3.82	3.82	27,169	29
May 1, 2018* through May 31, 2018	80.00	0.23	0.44		0.17	0.84	—	—	—	—	80.84	1.05	1.36	0.15	0.15	3.50	3.50	32,336	4
S&P 500® Dividend Aristocrats ETF
Year ended May 31, 2020	65.14	1.58	1.81	(i)	—	3.39	(1.53)	—	—	(1.53)	67.00	5.22	5.11	0.35	0.35	2.28	2.28	5,755,149	29
Year ended May 31, 2019	62.21	1.42	2.94		—	4.36	(1.43)	—	—	(1.43)	65.14	7.10	7.07	0.35	0.35	2.17	2.17	4,520,918	20
Year ended May 31, 2018	57.46	1.37	4.54		—	5.91	(1.16)	—	—	(1.16)	62.21	10.34	10.34	0.35	0.35	2.23	2.23	3,493,291	22
Year ended May 31, 2017	53.14	1.18	4.28		—	5.46	(1.14)	—	—	(1.14)	57.46	10.41	10.43	0.41	0.35	2.08	2.14	3,008,063	16
Year ended May 31, 2016	50.38	1.11	2.65		—	3.76	(1.00)	—	—	(1.00)	53.14	7.64	7.69	0.56	0.35	2.00	2.21	1,918,336	21

*  Commencement of investment operations.

See accompanying notes to the financial statements.

118 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Energy ETF
Year ended May 31, 2020	$58.41	$1.04	$7.43	$—	$8.47	$(0.94)	$—	$—	$(0.94)	$65.94	14.62%	14.67%	0.27%	0.27%	1.63%	1.63%	$16,814	4%
Year ended May 31, 2019	56.44	0.93	1.92	—	2.85	(0.88)	—	—	(0.88)	58.41	5.10	5.03	0.27	0.27	1.60	1.60	6,717	6
Year ended May 31, 2018	50.44	0.87	5.98	—	6.85	(0.85)	—	—	(0.85)	56.44	13.67	13.98	0.27	0.27	1.61	1.61	7,055	4
Year ended May 31, 2017	43.32	0.83	7.10	—	7.93	(0.81)	—	—	(0.81)	50.44	18.49	18.78	0.27	0.27	1.81	1.81	6,305	4
September 22, 2015* through May 31, 2016	40.00	0.55	3.15	—	3.70	(0.38)	—	—	(0.38)	43.32	9.28	8.79	0.27	0.27	1.93	1.93	8,664	4
S&P 500® Ex-Financials ETF
Year ended May 31, 2020	56.85	1.02	8.09	—	9.11	(0.99)	—	—	(0.99)	64.97	16.19	16.50	0.27	0.27	1.65	1.65	4,223	4
Year ended May 31, 2019	55.43	0.96	1.33	—	2.29	(0.87)	—	—	(0.87)	56.85	4.14	5.98	0.27	0.27	1.67	1.67	1,990	6
Year ended May 31, 2018	49.53	0.89	5.85	—	6.74	(0.84)	—	—	(0.84)	55.43	13.73	12.00	0.27	0.27	1.68	1.68	1,386	8
Year ended May 31, 2017	43.36	0.83	6.32	—	7.15	(0.98)	—	—	(0.98)	49.53	16.71	18.15	0.27	0.27	1.84	1.84	1,238	8
September 22, 2015* through May 31, 2016	40.00	0.59	3.39	—	3.98	(0.62)	—	—	(0.62)	43.36	10.00	8.43	0.27	0.27	2.06	2.06	2,168	4

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 119

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Health Care ETF
Year ended May 31, 2020	$57.57	$1.11	$5.28		$—	$6.39	$(1.09)	$—	$—	$(1.09)	$62.87	11.21%	11.27%	0.27%	0.27%	1.79%	1.79%	$2,201	5%
Year ended May 31, 2019	56.95	0.99	0.62		—	1.61	(0.99)	—	—	(0.99)	57.57	2.88	2.13	0.27	0.27	1.72	1.72	1,439	6
Year ended May 31, 2018	50.44	0.94	6.42		—	7.36	(0.85)	—	—	(0.85)	56.95	14.68	16.29	0.27	0.27	1.73	1.73	1,424	8
Year ended May 31, 2017	43.51	0.87	7.09		—	7.96	(1.03)	—	—	(1.03)	50.44	18.55	19.80	0.27	0.27	1.89	1.89	1,261	9
September 22, 2015* through May 31, 2016	40.00	0.62	3.54		—	4.16	(0.65)	—	—	(0.65)	43.51	10.45	8.61	0.27	0.27	2.16	2.16	2,175	5
S&P 500® Ex-Technology ETF
Year ended May 31, 2020	52.09	1.04	1.87	(i)	—	2.91	(1.03)	—	—	(1.03)	53.97	5.64	5.67	0.27	0.27	1.89	1.89	2,699	5
Year ended May 31, 2019	51.48	0.96	0.62		—	1.58	(0.97)	—	—	(0.97)	52.09	3.10	2.07	0.27	0.27	1.83	1.83	3,126	22
Year ended May 31, 2018	47.50	0.96	3.89		—	4.85	(0.87)	—	—	(0.87)	51.48	10.29	11.20	0.27	0.27	1.87	1.87	2,574	4
Year ended May 31, 2017	42.78	0.85	4.82		—	5.67	(0.95)	—	—	(0.95)	47.50	13.43	13.50	0.27	0.27	1.91	1.91	1,187	6
September 22, 2015* through May 31, 2016	40.00	0.58	2.81		—	3.39	(0.61)	—	—	(0.61)	42.78	8.54	8.70	0.27	0.27	2.06	2.06	3,208	5

*  Commencement of investment operations.
See accompanying notes to the financial statements.

120 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P MidCap 400® Dividend Aristocrats ETF
Year ended May 31, 2020	$55.48	$1.36	$(2.90)		$—	$(1.54)	$(1.40)	$—	$—	$(1.40)	$52.54	(2.77)%	(2.83)%	0.41%	0.41%	2.43%	2.43%	$680,406	37%
Year ended May 31, 2019	53.89	1.06	1.53		—	2.59	(1.00)	—	—	(1.00)	55.48	4.84	4.81	0.40	0.40	1.89	1.89	615,828	32
Year ended May 31, 2018	51.35	1.00	2.51		—	3.51	(0.97)	—	—	(0.97)	53.89	6.89	6.86	0.40	0.40	1.89	1.89	379,949	29
Year ended May 31, 2017	45.12	0.83	6.06		—	6.89	(0.66)	—	—	(0.66)	51.35	15.36	15.32	0.45	0.40	1.61	1.66	419,777	25
Year ended May 31, 2016	40.32	0.82	4.65		—	5.47	(0.67)	—	—	(0.67)	45.12	13.81	12.88	1.03	0.40	1.35	1.98	77,830	32
S&P Technology Dividend Aristocrats ETF
November 5, 2019* through May 31, 2020	40.00	0.36	—	(h)	—	0.36	(0.19)	—	—	(0.19)	40.17	0.98	1.06	0.46	0.46	1.66	1.66	40,571	31

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 121

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Term USD Emerging Markets Bond ETF
Year ended May 31, 2020	$75.41	$2.45	$(4.13)	$—	$(1.68)	$(2.58)	$—	$—	$(2.58)	$71.15	(2.32)%	(2.27)%	2.15%	0.50%	1.66%	3.31%	$7,115	45%
Year ended May 31, 2019	75.00	2.62	0.46	—	3.08	(2.67)	—	—	(2.67)	75.41	4.20	4.31	1.99	0.50	2.02	3.51	7,541	40
Year ended May 31, 2018	78.16	2.43	(3.22)	0.11	(0.68)	(2.48)	—	—	(2.48)	75.00	(0.91)	(1.16)	1.67	0.50	2.00	3.17	11,250	54
Year ended May 31, 2017	76.95	2.89	1.63	—	4.52	(3.31)	—	—	(3.31)	78.16	6.03	5.08	2.09	0.50	2.13	3.72	7,816	49
Year ended May 31, 2016	76.69	4.90	0.56 (i)	—	5.46	(5.20)	—	—	(5.20)	76.95	7.44	8.50	2.81	0.50	4.10	6.41	3,847	52

See accompanying notes to the financial statements.

122 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Net investment income per share and the ratios of net investment income to average net assets include the positive impact of a nonrecurring corporate action during the period. The impact of this non-recurring corporate action was $0.47 and 1.32%, respectively.

(k)  Net investment income per share and the ratios of net investment income to average net assets include the positive impact of a nonrecurring corporate action during the period. The impact of this non-recurring corporate action was $0.36 and 1.28%, respectively.

(l)  Reflects a special dividend paid out during the period by one of the Fund's holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $1.81 and the net investment income (loss) net of waivers ratio would have been 4.64%.

(m)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective April 21, 2020.

(n)  During the year, the Fund invested in certain exchange traded funds for a limited period of time. The portfolio turnover rate shown above reflects the impact of that investment over the period of time during which the Fund held those exchange traded funds. If the calculation of portfolio turnover included periods in which the Fund did not hold these exchange traded funds, the portfolio turnover rate would have been 1324%.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 123

NOTES TO FINANCIAL STATEMENTS

124 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 114 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund is considered to be "non-diversified" under the 1940 Act, except for ProShares DJ Brookfield Global Infrastructure ETF, ProShares Equities for Rising Rates ETF, ProShares High Yield-Interest Rate Hedged, ProShares Investment Grade-Interest Rate Hedged, ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares Russell 2000 Dividend Growers ETF, ProShares Russell U.S. Dividend Growers ETF, ProShares S&P 500® Bond ETF, ProShares S&P 500® Dividend Aristocrats ETF, ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF, ProShares S&P 500® Ex-Technology ETF, ProShares S&P MidCap 400® Dividend Aristocrats ETF and ProShares Short Term USD Emerging Markets Bond ETF.

2. Significant Accounting Policies

The net asset value per share ("NAV") of each Fund, except as detailed below, is generally determined as of the close of the regular trading session of the exchange on which it is listed (is typically calculated as of 4:00 p.m. Eastern Time) on each business day. The NAV of ProShares High Yield — Interest Rate Hedged, ProShares Inflation Expectations ETF, ProShares Investment Grade — Interest Rate Hedged, ProShares Managed Futures Strategy ETF, ProShares S&P 500® Bond ETF and ProShares Short Term USD Emerging Markets Bond ETF is typically calculated as of 3:00 p.m. (Eastern Time) on each business day. The NAV of ProShares K-1 Free Crude Oil Strategy ETF is typically calculated as of 2:30 p.m. (Eastern Time) on each business day when the Cboe BZX Exchange Inc. ("BZX Exchange") is open for trading. The NAV of each of ProShares MSCI EAFE Dividend Growers ETF and ProShares MSCI Europe Dividend Growers ETF is typically calculated as of 11:30 a.m. Eastern Time (this time may vary due to differences in when daylight savings time is effective between London and New York. The actual valuation time is 4:30 p.m., London Time).

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the NASDAQ Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the mean of the latest bid and asked quotes, if applicable, on the exchange or system. If there have been no sales or quotes of the security for that day on the exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds held by Morningstar Alternatives Solution ETF are valued at the mean of the closing composite bid/ask spread, and will typically be categorized as Level 2 in the fair value hierarchy. Exchange traded funds held by other Funds are generally valued at the closing price, if available, or the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for U.S. Treasury securities and at the bid or evaluated bid price for Sovereign, Sub-Sovereign and Quasi-Sovereign bonds and corporate bonds. Centrally cleared index-based swaps are generally valued at the mean between the bid and asked prices as furnished by an independent pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are generally valued at their last sale price prior to the time at which the NAV of a Fund is determined. Bond, commodity and currency futures contracts are generally valued at the official futures settlement price. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 125

by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

The following is a summary of the valuations as of May 31, 2020, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 — Quoted Prices				LEVEL 2 — Other Significant Observable Inputs							Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Securities Lending Reinvestments	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	U.S. Treasury Obligations	Corporate Bonds	Foreign Government Securities	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
Decline of the Retail Store ETF	—	—	—	—	—	—	—	—	$31,384,988	$(15,604,450)	—	$31,384,988	$(15,604,450)
DJ Brookfield Global Infrastructure ETF	$142,695,390	—	—	—	—	—	—	—	562,844	—	—	143,258,234	—
Equities for Rising Rates ETF	1,157,963	—	$26,339	—	—	—	—	—	1,360	—	—	1,185,662	—
Global Listed Private Equity ETF	16,182,762	—	—	—	—	—	—	—	66,804	—	—	16,249,566	—
Hedge Replication ETF	—	—	—	$(55,107)	—	$21,995,472	—	—	3,464,751	(492,913)	—	25,460,223	(548,020)
High Yield-Interest Rate Hedged	—	—	337,658	(124,573)	—	—	$73,202,718	—	2,256,208	—	—	75,796,584	(124,573)
Inflation Expectations ETF	—	—	—	—	—	6,318,201	—	—	1,281,093	(1,793,972)	—	7,599,294	(1,793,972)
Investment Grade-Interest Rate Hedged	—	—	—	(1,126,210)	—	—	222,608,776	—	5,156,969	—	—	227,765,745	(1,126,210)
K-1 Free Crude Oil Strategy ETF	—	—	—	20,345,293	—	—	—	—	—	—	—	—	20,345,293
Large Cap Core Plus	370,733,975	—	1,023,249	—	—	—	—	—	32,403,703	7,967,429	—	404,160,927	7,967,429
Long Online/Short Stores ETF	176,321,098	—	9,830,576	—	—	—	—	—	14,885,280	(14,753,616)	—	201,036,954	(14,753,616)
Managed Futures Strategy ETF	—	—	—	(53,420)	—	—	—	—	4,672,869	—	—	4,672,869	(53,420)
Merger ETF	4,403,635	—	—	—	—	1,799,822	—	—	1,328,622	(149,648)	$(16,263)	7,532,079	(165,911)
Morningstar Alternatives Solution ETF	—	—	703,750	—	$6,882,273	—	—	—	16,892	—	—	7,602,915	—
MSCI EAFE Dividend Growers ETF	115,846,453	—	120,866	—	—	—	—	—	441,655	—	—	116,408,974	—
MSCI Emerging Markets Dividend Growers ETF	22,068,592	—	—	—	—	—	—	—	424,057	—	—	22,492,649	—
MSCI Europe Dividend Growers ETF	7,625,796	—	157,426	—	—	—	—	—	16,745	—	—	7,799,967	—

126 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 — Quoted Prices				LEVEL 2 — Other Significant Observable Inputs							Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Securities Lending Reinvestments	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	U.S. Treasury Obligations	Corporate Bonds	Foreign Government Securities	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
Online Retail ETF	$131,488,427	—	$6,238,009	—	—	—	—	—	$107,884	—	—	$137,834,320	—
Pet Care ETF	60,083,353	—	—	—	—	—	—	—	187,730	—	—	60,271,083	—
RAFITM Long/Short	5,296,944	$22	7,747	—	—	—	—	—	1,296,903	$(1,390,132)	—	6,601,616	$(1,390,132)
Russell 2000 Dividend Growers ETF	587,123,907	—	5,377,273	—	—	—	—	—	1,112,320	—	—	593,613,500	—
Russell U.S. Dividend Growers ETF	21,321,506	—	—	—	—	—	—	—	11,903	—	—	21,333,409	—
S&P 500® Bond ETF	—	—	—	—	—	—	$28,966,308	—	225,623	—	—	29,191,931	—
S&P 500® Dividend Aristocrats ETF	5,740,842,292	—	—	—	—	—	—	—	1,569,870	—	—	5,742,412,162	—
S&P 500® Ex-Energy ETF	16,776,285	—	4,251	—	—	—	—	—	25,115	—	—	16,805,651	—
S&P 500® Ex-Financials ETF	4,212,916	—	894	—	—	—	—	—	6,543	—	—	4,220,353	—
S&P 500® Ex-Health Care ETF	2,193,593	—	934	—	—	—	—	—	3,533	—	—	2,198,060	—
S&P 500® Ex-Technology ETF	2,695,269	—	2,066	—	—	—	—	—	607	—	—	2,697,942	—
S&P MidCap 400® Dividend Aristocrats ETF	678,448,890	—	—	—	—	—	—	—	931,087	—	—	679,379,977	—
S&P Technology Dividend Aristocrats ETF	40,455,231	—	117,640	—	—	—	—	—	50,459	—	—	40,623,330	—
Short Term USD Emerging Markets Bond ETF	—	—	—	—	—	—	1,617,018	5,398,895	32,703	—	—	7,048,616	—

*  These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets except that such translations with respect to the ProShares DJ Brookfield Global Infrastructure ETF, ProShares Global Listed Private Equity ETF, ProShares Merger ETF, ProShares MSCI Emerging Markets Dividend Growers and ProShares Pet Care ETF each utilize the last quoted New York rates prior to 4:00 p.m. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions whose creditworthiness is monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements through joint account arrangements; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 127

the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On May 31, 2020, the Funds had interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	Bank of America Securities, Inc., 0.05%, dated 05/29/2020 due 06/01/2020 (a)	BNP Paribas Securities Corp., 0.05%, dated 05/29/2020 due 06/01/2020 (b)	Credit Suisse Securities (USA) LLC, 0.05%, dated 05/29/2020 due 06/01/2020 (c)	ING Financial Markets LLC, 0.05%, dated 05/29/2020 due 06/01/2020 (d)	Total
Decline of the Retail Store ETF	$3,045,216	$21,484,651	$676,715	$6,178,406	$31,384,988
DJ Brookfield Global Infrastructure ETF	54,611	385,296	12,136	110,801	562,844
Equities for Rising Rates ETF	132	931	29	268	1,360
Global Listed Private Equity ETF	6,482	45,731	1,440	13,151	66,804
Hedge Replication ETF	336,177	2,371,802	74,706	682,066	3,464,751
High Yield-Interest Rate Hedged	218,915	1,544,491	48,648	444,154	2,256,208
Inflation Expectations ETF	124,301	876,975	27,623	252,194	1,281,093
Investment Grade-Interest Rate Hedged	500,369	3,530,213	111,193	1,015,194	5,156,969
Large Cap Core Plus	3,144,060	22,182,014	698,680	6,378,949	32,403,703
Long Online/Short Stores ETF	1,444,286	10,189,746	320,952	2,930,296	14,885,280
Managed Futures Strategy ETF	453,398	3,198,821	100,755	919,895	4,672,869
Merger ETF	128,913	909,511	28,647	261,551	1,328,622
Morningstar Alternatives Solution ETF	1,639	11,563	365	3,325	16,892
MSCI EAFE Dividend Growers ETF	42,853	302,336	9,523	86,943	441,655
MSCI Emerging Markets Dividend Growers ETF	41,145	290,289	9,143	83,480	424,057
MSCI Europe Dividend Growers ETF	1,625	11,463	361	3,296	16,745
Online Retail ETF	10,468	73,852	2,326	21,238	107,884
Pet Care ETF	18,215	128,511	4,048	36,956	187,730
RAFITM Long/Short	125,836	887,797	27,963	255,307	1,296,903
Russell 2000 Dividend Growers ETF	107,926	761,440	23,984	218,970	1,112,320
Russell U.S. Dividend Growers ETF	1,155	8,148	257	2,343	11,903
S&P 500® Bond ETF	21,892	154,450	4,865	44,416	225,623
S&P 500® Dividend Aristocrats ETF	152,321	1,074,657	33,849	309,043	1,569,870
S&P 500® Ex-Energy ETF	2,437	17,193	541	4,944	25,115
S&P 500® Ex-Financials ETF	635	4,479	141	1,288	6,543
S&P 500® Ex-Health Care ETF	342	2,419	76	696	3,533
S&P 500® Ex-Technology ETF	59	416	13	119	607
S&P MidCap 400® Dividend Aristocrats ETF	90,342	637,377	20,076	183,292	931,087
S&P Technology Dividend Aristocrats ETF	4,896	34,542	1,088	9,933	50,459
Short Term USD Emerging Markets Bond ETF	3,173	22,387	705	6,438	32,703
	$10,083,819	$71,143,501	$2,240,848	$20,458,952	$103,927,120

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2020 as follows:

(a)  U.S. Treasury Bonds, 0% to 3%, due 2/15/2033 to 2/15/2047; U.S. Treasury Notes, 0.50% to 2.38%, due 4/30/2026 to 1/15/2028, which had an aggregate value at the Trust level of $459,000,197.

(b)  U.S. Treasury Bills, 0%, due 6/25/2020 to 12/3/2020; U.S. Treasury Bonds, 0% to 8.75%, due 8/15/2020 to 8/15/2049; U.S. Treasury Notes, 0.13% to 3.63%, due 7/15/2020 to 1/15/2029, which had an aggregate value at the Trust level of $3,238,342,993.

(c)  U.S. Treasury Bonds, 0%, due 11/15/2026 to 8/15/2048, which had an aggregate value at the Trust level of $102,000,463.

(d)  Federal Farm Credit Bank, 0.30% to 1.88%, due 8/6/2020 to 6/2/2022; Federal Home Loan Bank, 0% to 1.70%, due 7/6/2020 to 11/30/2020; Federal Home Loan Mortgage Corp., 0% to 2.25%, due 6/3/2020 to 11/24/2020; U.S. Treasury Bills, 0%, due 6/2/2020 to 11/5/2020; U.S. Treasury Bonds, 0.63%, due 2/15/2043; U.S. Treasury Notes, 0.50% to 3.13%, due 3/31/2021 to 5/15/2030, which had an aggregate value at the Trust level of $931,260,111.

128 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Equity Securities

Certain Funds may invest in equity securities, including in shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange traded funds ("ETFs").

Real Estate Investment Trusts ("REITs") and Business Development Companies ("BDCs")

REITs and BDCs report information on the source of their distributions annually. A portion of distributions received from REITs and BDCs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and BDCs.

Debt Instruments

Certain Funds may invest in debt instruments, including U.S. government securities; foreign sovereign, sub-sovereign, quasi-sovereign and supranational; Foreign and U.S. investment grade corporate debt securities. Additionally, certain Funds may invest in (lower rated) debt instruments (also known as "junk bonds") that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

Securities Lending

Each Fund may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each security loaned will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. Any securities collateral received by the Fund in connection with these loans may not be sold or pledged by the Fund and, accordingly, are not reflected in the Fund's assets and liabilities. The Funds may incur fees and expenses in connection with the reinvestment of cash collateral. For security loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities loaned pass to the borrower, such loans may be recalled so that the securities may be voted on by the Fund if a material event affecting the Fund's investment in the securities on loan is to occur. Security loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

Sovereign/Sub-Sovereign/Quasi-Sovereign Debt Securities

ProShares Short Term USD Emerging Markets Bond ETF principally invests in USD-denominated Emerging Market bonds that have between zero to five years remaining to maturity that are issued by Emerging Market sovereign governments, non-sovereign government agencies and entities, and corporations with significant government ownership. These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for the Fund to source.

U.S. Treasury Inflation-Protected Securities

U.S. Treasury Inflation-Protected Securities ("TIPs") are inflation-protected public obligations of the U.S. Treasury. Inflation-protected bonds are fixed-income securities whose interest and principal payments are periodically adjusted for inflation. As the index measuring inflation changes, the interest and principal payments of inflation-protected bonds will be adjusted accordingly. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed rate bonds.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds whose objective is tied to an index or benchmark, the Advisor uses a passive approach to investing that is designed to track the performance of the Fund's underlying index or benchmark. Each such Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.

In connection with its management of certain series of the Trust included in this report (i.e. ProShares K-1 Free Crude Oil Strategy ETF

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and ProShares Managed Futures Strategy ETF (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Hedge Replication ETF	38%
Inflation Expectations ETF	158%
Managed Futures Strategy ETF	10%
Merger ETF	49%

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding forward currency contracts and/or non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of the Funds' use of derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index and commodity futures and in the range of approximately 1% to 3% of the contract amount for bond and currency futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the security, currency, commodity or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit

130 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Each Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Each Fund may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or change in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities.

Most swap agreements entered into by a Fund (but generally not credit default swaps) calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising an index), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their index or a security. These swaps are similar to the long swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap. In addition, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 131

A Fund will not enter into uncleared swap agreements (i.e., not cleared by a central counterparty) unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to an uncleared swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to risks, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired investment exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2020 contractually terminate within 18 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the affect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity, commodity and credit.

As the Funds' investment objective is to provide investment results, before fees and expenses, that correspond to the return of its underlying index on a daily basis (except for the ProShares K-1 Free Crude Oil Strategy ETF, which seeks to provide total return through actively managed exposure to the West Intermediate crude oil futures markets, and ProShares Managed Futures Strategy ETF, which seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets), the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk and for the foreign currency contracts held by ProShares Merger ETF and for the currency futures contracts held by ProShares Hedge Replication ETF and ProShares Managed Futures Strategy ETF, the primary risk is foreign currency risk. The primary risk for the primary risk for ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF is commodity market risk.

132 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2020

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements/ Forward currency contracts	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements and forward currency contracts			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements and forward currency contracts
		Decline of the Retail Store ETF	$—		Decline of the Retail Store ETF	$15,604,450
		Hedge Replication ETF	624,423		Hedge Replication ETF	1,172,443
		High Yield-Interest Rate Hedged	—		High Yield-Interest Rate Hedged	124,573
		Inflation Expectations ETF	376,290		Inflation Expectations ETF	2,170,262
		Investment Grade-Interest Rate Hedged	—		Investment Grade-Interest Rate Hedged	1,126,210
		K-1 Free Crude Oil Strategy ETF	20,345,293		K-1 Free Crude Oil Strategy ETF	—
		Large Cap Core Plus	28,817,836		Large Cap Core Plus	20,850,407
		Long Online/Short Stores ETF	2,342,789		Long Online/Short Stores ETF	17,096,405
		Managed Futures Strategy ETF	45,656		Managed Futures Strategy ETF	99,076
		Merger ETF	29,609		Merger ETF	195,520
		RAFITM Long/Short	292,323		RAFITM Long/Short	1,682,455

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Portfolio Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 133

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2020

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements/ Forward currency contracts	Net realized gain (loss) on Expiration or closing of: futures contracts, non-exchange traded swap agreements and Settlement of forward foreign currency contracts; Change in net unrealized appreciation (depreciation) on: Futures contracts, Non-exchange traded swap agreements and Foreign currency translations	Decline of the Retail Store ETF	$1,898,333	$(14,380,317)
		Hedge Replication ETF	1,444,798	(1,247,496)
		High Yield-Interest Rate Hedged	(6,054,090)	539,453
		Inflation Expectations ETF	(5,315,438)	468,758
		Investment Grade-Interest Rate Hedged	(42,913,656)	2,605,379
		K-1 Free Crude Oil Strategy ETF	(32,652,724)	21,981,168
		Large Cap Core Plus	18,177,142	(6,870,859)
		Long Online/Short Stores ETF	3,479,098	(18,033,239)
		Managed Futures Strategy ETF	(59,323)	(27,776)
		Merger ETF	28,792	(105,863)
		RAFITM Long/Short	(1,096,763)	168,259

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2020, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships and passive foreign investment companies mark-to-market) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short term capital gains, next to long term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

134 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

The tax character of distributions paid for the most recent tax years ended October 31, 2019 and October 31, 2018, were as follows:

	Year Ended October 31, 2019				Year Ended October 31, 2018
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
Decline of the Retail Store ETF	$51,071	—	—	$51,071	$84,339	—	—	$84,339
DJ Brookfield Global Infrastructure ETF	2,920,941	—	—	2,920,941	1,329,046	—	—	1,329,046
Equities for Rising Rates ETF	105,457	—	—	105,457	215,939	—	—	215,939
Global Listed Private Equity ETF	1,004,981	—	—	1,004,981	1,816,051	—	—	1,816,051
Hedge Replication ETF	380,896	—	—	380,896	176,827	—	—	176,827
High Yield-Interest Rate Hedged	8,680,596	—	—	8,680,596	9,660,301	—	—	9,660,301
Inflation Expectations ETF	342,665	—	—	342,665	273,723	—	—	273,723
Investment Grade-Interest Rate Hedged	13,822,790	—	—	13,822,790	18,902,787	—	—	18,902,787
K-1 Free Crude Oil Strategy ETF	291,410	—	—	291,410	333,810	—	—	333,810
Large Cap Core Plus	12,132,588	—	—	12,132,588	10,173,127	—	—	10,173,127
Managed Futures Strategy ETF	69,470	—	—	69,470	9,761	—	—	9,761
Merger ETF	13,062	—	—	13,062	56,122	—	—	56,122
Morningstar Alternatives Solution ETF	123,810	—	—	123,810	309,902	—	—	309,902
MSCI EAFE Dividend Growers ETF	2,423,798	—	—	2,423,798	3,162,771	—	—	3,162,771
MSCI Emerging Markets Dividend Growers ETF	400,143	—	—	400,143	418,222	—	—	418,222
MSCI Europe Dividend Growers ETF	210,119	—	—	210,119	247,112	—	—	247,112
Pet Care ETF	87,304	—	—	87,304	—	—	—	—
RAFITM Long/Short	164,404	—	—	164,404	222,001	—	—	222,001
Russell 2000 Dividend Growers ETF	12,758,971	—	—	12,758,971	8,185,193	—	—	8,185,193
S&P 500® Bond ETF	1,055,561	—	—	1,055,561	475,751	—	—	475,751
S&P 500® Dividend Aristocrats ETF	95,360,355	—	—	95,360,355	77,674,244	—	—	77,674,244
S&P 500® Ex-Energy ETF	116,456	—	—	116,456	110,279	—	—	110,279
S&P 500® Ex-Financials ETF	29,717	—	—	29,717	21,936	—	—	21,936
S&P 500® Ex-Health Care ETF	26,069	—	—	26,069	23,332	—	—	23,332
S&P 500® Ex-Technology ETF	56,661	—	—	56,661	44,833	—	—	44,833

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 135

	Year Ended October 31, 2019				Year Ended October 31, 2018
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
S&P MidCap 400® Dividend Aristocrats ETF	$11,512,587	—	—	$11,512,587	$7,991,087	—	—	$7,991,087
Short Term USD Emerging Markets Bond ETF	266,290	—	—	266,290	329,112	—	—	329,112

At October 31, 2019 (the Funds' most recent tax year end) the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Decline of the Retail Store ETF	$15,843	—	$(598,317)	$(2,304,269)
DJ Brookfield Global Infrastructure ETF	—	—	(3,639,795)	12,521,090
Equities for Rising Rates ETF	2,210	—	(907,094)	(283,551)
Global Listed Private Equity ETF	638,545	—	(2,366,406)	(1,076,508)
Hedge Replication ETF	26,491	—	(115,681)	1,579,355
High Yield-Interest Rate Hedged	549,752	—	(38,131,023)	(815,000)
Inflation Expectations ETF	62,049	—	(3,419,750)	(3,950,516)
Investment Grade-Interest Rate Hedged	753,210	—	(50,413,674)	23,280,729
K-1 Free Crude Oil Strategy ETF	4,544	—	—	(388,463)
Large Cap Core Plus	853,119	—	(36,967,622)	60,300,658
Long Online/Short Stores ETF	—	—	(3,539,780)	(1,887,746)
Managed Futures Strategy ETF	12,086	$2,053	—	(138,563)
Merger ETF	20,114	—	(356,942)	(74,828)
Morningstar Alternatives Solution ETF	4,821	—	(1,958,919)	140,013
MSCI EAFE Dividend Growers ETF	302,128	—	(4,677,019)	9,180,270
MSCI Emerging Markets Dividend Growers ETF	127,666	—	(1,083,159)	991,895
MSCI Europe Dividend Growers ETF	22,171	—	(565,854)	93,571
Online Retail ETF	—	—	(2,095,133)	(1,875,214)
Pet Care ETF	8,487	—	(335,636)	457,008
RAFITM Long/Short	8,024	—	(19,115,685)	(1,178,928)
Russell 2000 Dividend Growers ETF	1,441,628	—	(16,566,336)	51,703,176
S&P 500® Bond ETF	82,143	—	—	1,591,551
S&P 500® Dividend Aristocrats ETF	13,479,044	—	(30,716,980)	798,321,393
S&P 500® Ex-Energy ETF	9,720	—	(39,906)	233,247
S&P 500® Ex-Financials ETF	2,346	—	(11,954)	292,865
S&P 500® Ex-Health Care ETF	1,877	—	(11,563)	232,336
S&P 500® Ex-Technology ETF	4,209	—	(17,902)	83,291
S&P MidCap 400® Dividend Aristocrats ETF	1,496,498	—	(4,243,910)	50,367,119
Short Term USD Emerging Markets Bond ETF	20,238	—	(456,502)	(69,024)

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, reclassification on sale of derivatives, designation of tax distributions as a return of capital, utilization of earnings and profits distributed to the shareholders on redemption of shares and nondeductible expenses resulted in reclassifications, as of October 31, 2019 (the Funds' most recent tax year end), among the Funds' components of net assets.

136 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

As of October 31, 2019 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration.

At October 31, 2019, (the Funds' most recent tax year end), the following Funds had available CLCFs:

Fund	No Expiration Date
Decline of the Retail Store ETF	$598,317
DJ Brookfield Global Infrastructure ETF	3,639,795
Equities for Rising Rates ETF	907,094
Global Listed Private Equity ETF	2,366,406
Hedge Replication ETF	115,681
High Yield-Interest Rate Hedged	38,131,023
Inflation Expectations ETF	3,419,750
Investment Grade-Interest Rate Hedged	50,413,674
Large Cap Core Plus	36,967,622
Long Online/Short Stores ETF	3,424,736
Merger ETF	356,942
Morningstar Alternatives Solution ETF	1,958,919
MSCI EAFE Dividend Growers ETF	4,677,019
MSCI Emerging Markets Dividend Growers ETF	1,083,159
MSCI Europe Dividend Growers ETF	565,854
Online Retail ETF	2,041,979
Pet Care ETF	335,636
RAFITM Long/Short	19,115,685
Russell 2000 Dividend Growers ETF	16,566,336
S&P 500® Dividend Aristocrats ETF	30,716,980
S&P 500® Ex-Energy ETF	39,906
S&P 500® Ex-Financials ETF	11,954
S&P 500® Ex-Health Care ETF	11,563
S&P 500® Ex-Technology ETF	17,902
S&P MidCap 400® Dividend Aristocrats ETF	4,243,910
Short Term USD Emerging Markets Bond ETF	456,502

At October 31, 2019, (the Funds' most recent tax year end), the following Funds utilized CLCFs, had CLCFs expire unutilized and/or elected to defer late-year ordinary losses to November 1, 2019:

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
Decline of the Retail Store ETF	$760,565	—	—
Inflation Expectations ETF	1,416,018	—	—
Long Online/Short Stores ETF	—	—	$115,044
Merger ETF	300,073	—	—
MSCI Europe Dividend Growers ETF	16,075	—	—
Online Retail ETF	—	—	53,154
RAFITM Long/Short	107,026	$1,128,449	—
S&P 500® Bond ETF	17,082	—	—
S&P MidCap 400® Dividend Aristocrats ETF	922,916	—	—
Short Term USD Emerging Markets Bond ETF	2,117	—	—

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 137

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund subject to an expense limitation, as outlined in the table below (the "Capped Funds"), pursuant to an Investment Advisory Agreement. For its investment advisory services, each Capped Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Capped Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Capped Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Capped Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.

For the year ended May 31, 2020, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Global Listed Private Equity ETF	0.50%	0.10%	$92,915	$18,583	$33,988	0.60%	September 30, 2020
Hedge Replication ETF	0.75	0.10	215,876	—	—	0.95	September 30, 2020
Inflation Expectations ETF	0.55	0.10	163,819	29,785	54,418	0.30	September 30, 2020
Merger ETF	0.75	0.10	41,189	5,492	103,647	0.75	September 30, 2020
Morningstar Alternatives Solution ETF(1)	0.07	0.10	4,797	6,853	57,002	0.95	September 30, 2020
RAFITM Long/Short	0.75	0.10	46,507	6,201	87,976	0.95	September 30, 2020
Short Term USD Emerging Markets Bond ETF	0.50	0.10	37,116	7,423	77,808	0.50	September 30, 2020

*  Indicates the Investment Advisory Fee Rate incurred for the period ended May 31, 2020. Funds with a maximum fee rate of 0.75% are subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion.

(1)  The Advisor has agreed to waive Investment Advisory and Management Services fees for the ProShares Morningstar Alternatives Solution ETF through October 31, 2020. Fees waived under this agreement are not subject to subsequent recoupment by the Advisor. The expense limitation of 0.95% is inclusive of Acquired Fund Fees and Expenses ("AFFE") for this Fund. AFFE are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected on the Fund's financial statements.

For each Fund, amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recoupment. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2020, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount Eligible for
Fund	2020	2021	2022	2023	2024	2025	Recoupment
Global Listed Private Equity ETF	$104,734	$160,211	$128,000	$136,169	$124,461	$103,074	$756,649
Hedge Replication ETF	464,116	461,975	259,681	347,042	212,474	145,299	1,890,587
Inflation Expectations ETF	131,780	134,109	296,029	159,591	202,598	159,207	1,083,314
Merger ETF	103,294	163,883	129,121	139,569	141,587	101,772	779,226

138 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Expires September 30,						Total Amount Eligible for
Fund	2020	2021	2022	2023	2024	2025	Recoupment
Morningstar Alternatives Solution ETF	$132,410	$78,285	$82,938	—	$54,443	$38,514	$386,590
RAFITM Long/Short	134,193	238,712	161,767	$159,807	171,310	82,551	948,340
Short Term USD Emerging Markets Bond ETF	110,702	136,564	109,952	124,951	115,243	82,497	679,909

*  Total amount eligible for recoupment excludes the waiver of Investment Advisory and Management Services fees through October 31, 2019.

The Advisor also serves as the investment adviser to each Fund not subject to an expense limitation as outlined in the table below (the "Unitary Fee Funds") pursuant to an Investment Advisory and Management Agreement. The Unitary Fee Funds pay the Advisor a monthly fee, accrued daily at an annualized rate based on average daily net assets for investment advisory and management services. The Advisor is responsible for substantially all other expenses of the Unitary Fee Funds except, generally, interest expenses, taxes, brokerage and other transaction costs, legal expenses fees and expenses related to securities lending, compensation and expenses of the Independent Trustees, compensation and expenses of the counsel to the Independent Trustees, compensation and expenses of the Trust's chief compliance officer and his or her staff, legal fees and expenses in connection with litigation, future distribution fees or expenses (if any), and extraordinary expenses.

The following funds have a unitary fee: ProShares Decline of the Retail Store ETF (0.65%), ProShares DJ Brookfield Global Infrastructure ETF (0.45%), ProShares Equities for Rising Rates ETF (0.35%), ProShares High Yield-Interest Rate Hedged (0.50%), ProShares Investment Grade — Interest Rate Hedged (0.30%), ProShares K-1 Free Crude Oil Strategy ETF (0.65%), ProShares Large Cap Core Plus (0.45%), ProShares Long Online/Short Stores ETF (0.65%), ProShares Managed Futures Strategy ETF (0.75%), ProShares MSCI EAFE Dividend Growers ETF (0.50%), ProShares MSCI Emerging Markets Dividend Growers ETF (0.60%), ProShares MSCI Europe Dividend Growers ETF (0.55%), ProShares Online Retail ETF (0.58%), ProShares Pet Care ETF (0.50%), ProShares Russell 2000 Dividend Growers ETF (0.40%), ProShares Russell U.S. Dividend Growers ETF (0.35%), ProShares S&P 500® Bond ETF (0.15%), ProShares S&P 500® Dividend Aristocrats ETF (0.35%), ProShares S&P 500® Ex-Energy ETF (0.27%), ProShares S&P 500® Ex-Financials ETF (0.27%), ProShares S&P 500® Ex-Health Care ETF (0.27%), ProShares S&P 500® Ex-Technology ETF (0.27%), ProShares S&P MidCap 400® Dividend Aristocrats ETF (0.40%), ProShares S&P Technology Dividend Aristocrats ETF (0.45%). During the year ended May 31, 2020, the Advisor voluntarily waived $925 in fees in ProShares K-1 Free Crude Oil Strategy ETF, and such amounts are not subject to recoupment by the Advisor in future periods.

ProShares Morningstar Alternatives Solution ETF invests exclusively in Underlying ETFs that are affiliated with the Advisor. The Fund's position in an Underlying Fund could be material to the Underlying Fund. At the end of the reporting period, the Fund's investments in Underlying Funds amounted to the following approximate percentages of the Underlying Funds' net assets: ProShares DJ Brookfield Global Infrastructure ETF — 0.6%; ProShares Global Listed Private Equity ETF — 3.3%; ProShares Hedge Replication ETF — 6.5%; ProShares Inflation Expectations ETF — 6.2%; ProShares Managed Futures Strategy ETF — 17.8%; ProShares Merger ETF — 23.9%; and ProShares RAFITM Long/Short — 15.0%.

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administers the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custody Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 139

7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and the related Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as "Listing, Data and related fees".

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $185,000 annual retainer (paid in quarterly increments) for services provided as a Board member, plus a quarterly in-person meeting fee of $10,000, an in-person special meeting fee of $3,000 and a telephonic meeting fee of $3,000. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, is reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds from shares issued on the Statements of Changes in Net Assets, were as follows:

	For the periods ended
Fund	Year Ended May 31, 2020	Year Ended May 31, 2019
High Yield-Interest Rate Hedged	—	$44,582
Inflation Expectations ETF	$11,149	2,294
Investment Grade-Interest Rate Hedged	11,238	31,021
S&P 500® Bond ETF	11,628	5,931

11. Investment Transactions

For the year ended May 31, 2020, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for the Inflation Expectations ETF), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
DJ Brookfield Global Infrastructure ETF	$11,379,767	$10,171,042
Equities for Rising Rates ETF	3,642,585	3,641,850
Global Listed Private Equity ETF	3,796,583	3,705,485
Hedge Replication ETF	2,866,781	5,798,454
High Yield-Interest Rate Hedged	54,774,598	58,871,005
Inflation Expectations ETF	6,019,970	5,318,862
Investment Grade-Interest Rate Hedged	55,176,867	105,483,550
K-1 Free Crude Oil Strategy ETF	9,797,879	10,936,149
Large Cap Core Plus	375,157,675	384,012,953

140 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Purchases	Sales
Long Online/Short Stores ETF	$48,621,856	$47,876,740
Managed Futures Strategy ETF	4,547,609	4,566,922
Merger ETF	11,387,491	13,509,152
Morningstar Alternatives Solution ETF	3,587,244	3,591,888
MSCI EAFE Dividend Growers ETF	99,666,077	99,941,545
MSCI Emerging Markets Dividend Growers ETF	15,338,522	11,906,947
MSCI Europe Dividend Growers ETF	7,459,927	7,488,677
Online Retail ETF	29,935,006	28,234,992
Pet Care ETF	28,977,578	28,855,408
RAFITM Long/Short	1,468,809	1,577,022
Russell 2000 Dividend Growers ETF	229,969,659	228,876,137
Russell U.S. Dividend Growers ETF	5,629,874	1,387,614
S&P 500® Bond ETF	17,692,882	15,111,048
S&P 500® Dividend Aristocrats ETF	1,636,566,525	1,634,329,146
S&P 500® Ex-Energy ETF	424,508	385,001
S&P 500® Ex-Financials ETF	112,497	106,302
S&P 500® Ex-Health Care ETF	93,525	91,044
S&P 500® Ex-Technology ETF	191,098	175,085
S&P MidCap 400® Dividend Aristocrats ETF	263,610,035	257,880,011
S&P Technology Dividend Aristocrats ETF	11,488,219	6,789,141
Short Term USD Emerging Markets Bond ETF	3,312,870	3,246,152

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended May 31, 2020, the fair value of the securities transferred for redemptions, and the net realized gains (losses) recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
DJ Brookfield Global Infrastructure ETF	$8,894,901	$50,061
Equities for Rising Rates ETF	2,331,365	(148,633)
High Yield-Interest Rate Hedged	48,540,394	115,718
Inflation Expectations ETF	41,769,872	3,376,917
Investment Grade-Interest Rate Hedged	92,254,262	6,225,732
Large Cap Core Plus	361,785,167	19,589,746
Long Online/Short Stores ETF	43,539,863	10,356,595
MSCI EAFE Dividend Growers ETF	12,480,418	352,992
MSCI Emerging Markets Dividend Growers ETF	1,586,191	(143,649)
MSCI Europe Dividend Growers ETF	2,050,873	327,239
Online Retail ETF	6,496,648	1,070,683
Pet Care ETF	4,101,583	970,867
RAFITM Long/Short	2,697,034	724,183
Russell 2000 Dividend Growers ETF	103,156,134	7,066,982
Russell U.S. Dividend Growers ETF	1,071,730	(94,197)
S&P 500® Bond ETF	6,482,372	716,772
S&P 500® Dividend Aristocrats ETF	630,594,090	98,678,984
S&P 500® Ex-Energy ETF	643,216	90,931
S&P 500® Ex-Technology ETF	1,540,677	100,527
S&P MidCap 400® Dividend Aristocrats ETF	103,211,821	5,213,607

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 141

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2020, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
DJ Brookfield Global Infrastructure ETF	$66,757,143
Global Listed Private Equity ETF	1,279,845
High Yield-Interest Rate Hedged	8,053,678
Inflation Expectations ETF	36,422,524
Investment Grade-Interest Rate Hedged	50,901,542
Large Cap Core Plus	1,528,078
Long Online/Short Stores ETF	141,148,588
Merger ETF	2,093,832
Morningstar Alternatives Solution ETF	762,331
MSCI EAFE Dividend Growers ETF	21,351,464
MSCI Emerging Markets Dividend Growers ETF	6,053,926
MSCI Europe Dividend Growers ETF	402,580
Online Retail ETF	91,065,756
Pet Care ETF	28,095,307
Russell 2000 Dividend Growers ETF	173,527,645
Russell U.S. Dividend Growers ETF	21,031,173
S&P 500® Bond ETF	4,381,905
S&P 500® Dividend Aristocrats ETF	1,864,965,085
S&P 500® Ex-Energy ETF	9,494,522
S&P 500® Ex-Financials ETF	1,820,887
S&P 500® Ex-Health Care ETF	680,794
S&P 500® Ex-Technology ETF	1,136,330
S&P MidCap 400® Dividend Aristocrats ETF	211,582,932
S&P Technology Dividend Aristocrats ETF	34,583,367

13. Basis of Consolidation

The accompanying Consolidated Schedules of Portfolio Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights of ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF include the accounts of ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of ProShares K-1 Free Crude Oil Strategy ETF and ProShares Cayman Portfolio I, a wholly-owned subsidiary of ProShares Managed Futures Strategy ETF organized under the laws of the Cayman Islands (together, the "Subsidiaries" and each, a "Subsidiary"), which primarily invest in commodity-related instruments. The Subsidiaries enable the Funds to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Each Fund will invest a significant portion of its total assets in its Subsidiary. As of May 31, 2020, the net assets of ProShares Cayman Crude Oil Strategy Portfolio were 31.3% of the net assets of ProShares K-1 Free Crude Oil Strategy ETF and the net assets of ProShares Cayman Portfolio I were 4.6% of the net assets of ProShares Managed Futures Strategy ETF. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF, except that the Subsidiaries may invest without limitation in commodity-related instruments.

14. Reverse Share Splits

Effective April 21, 2020, ProShares K-1 Free Crude Oil Strategy ETF underwent a 1 for 5 reverse share split.

The effect of the reverse share split transactions was to divide the number of outstanding shares of the Funds by the reverse split factor, with a corresponding increase in the net asset value per share. This transaction did not change the net assets of the Funds or the value of a shareholder's investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the reverse share splits. Additionally, when the application of reverse share splits resulted in fractional shares for beneficial shareholders, a portion of the cost of shares redeemed, as presented in the Statements of Changes in Net Assets, reflects payment of fractional share balances on beneficial shareholder accounts.

142 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

15. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds may obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. The occurrence of any of these factors may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index or swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

•  Long/Short Risk

Certain Funds seek long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on the Fund's long or short positions will produce high, or even positive, returns. In addition, Funds subject to this risk may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage.

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund (or an Underlying ETF in the case of Morningstar Alternatives Solution ETF) whose investment objective, before fees and expenses, seeks correlation with an index will achieve a high degree of correlation with its index or the inverse thereof. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. The percentage change of the Fund's NAV each day may differ, perhaps significantly in amount, and possibly even direction from the percentage change of the Fund's index on such day. A number of other factors may adversely affect a Fund's correlation with its index, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While each Fund generally attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its index, or, with respect to equity funds, weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the index or in financial instruments. Each Fund may take or refrain from taking positions in order to

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improve tax efficiency or comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between the performance of a Fund and the index and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement.

At May 31, 2020, none of the Funds had net unrealized appreciation on swaps with a single counterparty which exceeded 5% of the Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency Risk

Certain of the Funds' investments may be denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

•  LIBOR Risk

The terms of many investments, financings or other transactions to which the Funds may be a party have been historically tied to the London Interbank Offered Rate, or "LIBOR." LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Funds' payment obligations under a derivative investment, the cost of financing to the Funds or an investment's value or return to the Funds, and may be used in other ways that affect the Funds' investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom's financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage and the nature of a substitute rate, if any, is unknown, and neither the effect of the transition process nor its ultimate success is certain. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Funds. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Funds' performance or NAV.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities and/or financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities and/or financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For

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example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its index.

•  Debt Instrument Risk

Certain Funds invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

•  Breakeven Inflation Investing Risk

ProShares Inflation Expectations ETF seeks investment results, before fees and expenses that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index tracks the performance of long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") bond and duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a "breakeven rate of inflation" ("BEI") and is considered to be a measure of the market's expectations for inflation over the relevant period. The level of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (and the Fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy. There is no guarantee that these factors will combine to produce any particular directional changes in the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index over time, or that the Fund will retain any appreciation in value over extended periods of time, or that the returns of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the value of the Fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the Fund may not serve as an effective hedge against inflation.

•  Affiliated Fund Risk

ProShares Morningstar Alternatives Solution ETF invests exclusively in Underlying ETFs that are affiliated with the Advisor. The use of affiliated Underlying ETFs may subject the Advisor to potential conflicts of interest; for example, the fees paid to the Advisor or its affiliates by certain Underlying ETFs may be higher than on other Underlying ETFs. In addition, if an Underlying ETF holds interests in another affiliated ETF, the Fund may be prohibited from purchasing shares of that Underlying ETF.

•  Subsidiary Investment Risk

Changes in the laws of the United States and/or the Cayman Islands, under which the ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF and their Subsidiaries are organized, respectively, could result in the inability of the Funds to operate as intended and could negatively affect the Funds and their shareholders. The Subsidiaries are not registered under the 1940 Act and are not subject to all the investor protections of the 1940 Act. Thus, the Funds, as an investor in the Subsidiaries, will not have all the protections offered to investors in registered investment companies.

•  Investment in Underlying ETFs Risk

ProShares Morningstar Alternatives Solution ETF expects to invest substantially all of its assets in Underlying ETFs and an investment in the Fund is subject to the risks associated with such Underlying ETFs. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying ETFs. For example, the Fund indirectly pays not only a portion of the expenses (including operating expenses and management fees) incurred by the Underlying ETFs, but its own expenses as well. One Underlying ETF may buy the same securities that another Underlying ETF sells. Also, taxable distributions made by the Underlying ETFs could cause the Fund to make a taxable distribution to its shareholders.

•  Risks Associated with the Use of Commodity Futures Contracts

ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF obtain investment exposure through commodity futures and do not invest directly in physical commodities. ProShares K-1 Free Crude Oil Strategy ETF does not invest in nor seek exposure

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 145

to the current "spot" or cash price of physical crude oil. Crude oil futures contracts typically perform very differently from, and commonly underperform, the spot price of crude oil due to current (and futures expectations of) factors such as storage costs, supply and demand and geopolitical risks. Investing in futures contracts may be considered aggressive and may expose the Fund to greater risks than investing directly in securities or other instruments. These risks include counterparty risk and liquidity risk (each as discussed below). Because futures contracts often require limited initial investment, the use of futures contracts also may expose the Fund to losses in excess of those amounts initially invested.

•  Active Management Risk

The performance of actively managed funds (ProShares K-1 Fee Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF) reflect, in part, the ability of the Advisor to select investments and make investment decisions that are suited to achieving a Fund's investment objective. The Advisor's judgments about a Fund's investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies.

•  Commodity Market Risk

The value of Commodity Futures typically is based in great part upon the price movements of a physical commodity and the market's expectations for such moves in the future. The prices of Commodity Futures may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. Global events such as government interventions, treaties and trading, inter- or intrastate conflict, weather or other natural disasters, changes in supply or production, changes in activity of crude oil commodity producing companies, countries and/or organizations, and changes in speculators' and/or investor's demand can cause extreme levels of volatility. Furthermore, since commodities are generally denominated in USD, a strengthening US dollar can also cause significant declines in commodity prices. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on a Fund.

•  Rolling Futures Contract Risk

ProShares K-1 Free Crude Oil Strategy ETF (through its investment in the Subsidiary) and ProShares Managed Futures Strategy ETF (directly and through its investment in the Subsidiary) have exposure to futures contracts and are subject to risks related to "rolling" of such contracts. A Fund does not intend to hold futures contracts through their expiration date, but instead intends to "roll" its futures positions. Rolling occurs when a Fund closes out of futures contracts as they near their expiration date and is replaced with contracts that have a later expiration date. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as "contango." Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as "backwardation." Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for a Fund. The Advisor will utilize active management techniques to seek to mitigate the negative impact or, in certain cases, benefit from the contango or backwardation present in the various futures contract markets, but there can be no guarantee that it will be successful in doing so.

•  Risks Specific to the Crude Oil Markets

Several factors may affect the price of crude oil and, in turn, the WTI crude oil futures contracts and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in the available supply or demand of crude oil, storage costs, technological factors related to new or improved extraction, refining and processing equipment and/or methods, a significant change in the attitude of speculators and investors towards crude oil, large purchases or sales of crude oil by governments or large institutions, other political factors such as new regulations or political discord in oil producing countries, as well as a significant increase or decrease in crude oil hedging activity by crude oil producers.

•  Exposure to Retailing Industry Risk

Retailing Industry Risk is the risk faced by companies in the retailing industry, including: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of high volume sales days to achieve overall results; and dependence on outside financing, which may be difficult to obtain. The retailing industry may also be affected by risks that affect the broader consumer discretionary industry.

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•  Online Retail Companies Risk

Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors' technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Investing in Online Retailers may be attractive to investors who believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.

•  Pet Care Industry Risk

The ProShares Pet Care ETF is subject to the risks faced by companies in the pet care industry. Although the pet care industry has historically been resilient to economic downturns, this trend may not continue or may reverse. Future growth of the pet care industry, if any, is largely dependent upon increases in pet ownership and the dollar amount spent on pets and pet-related products and services. Declines in pet ownership or the level of spending on pet related products or services may have a negative impact on the performance of the companies in the Index, and therefore, the performance of the Fund. Levels of disposable household income and spending for pet related products and services will fluctuate due to, among other things, economic conditions, limitations on discretionary spending, and consumer preferences. Some companies in the pet care industry are smaller, independent producers and retailers. Smaller companies face intense competition from larger companies that may have more significant resources and have well established suppliers and distribution channels. A number of companies in the pet care industry are not publicly listed for trading and their performance is not reflected in the Index. Pet care industry manufacturers, such as providers of food, medicine and other products and services, are also facing increased regulatory scrutiny and products liability risk as the U.S. and some international regulatory regimes focus on pet food and product safety. Many well-known pet brands and pet care-related businesses are offered by companies that are owned by, or sub divisions of, large corporate entities. These companies may be substantially exposed to other industries or sectors of the economy and, therefore, the Index and Fund may be adversely affected by negative developments impacting these companies, industries or sectors. If a company no longer meets the criteria for inclusion in the Index, the Fund may need to reduce or eliminate its holdings of that company and increase its holdings of other companies in the Index. This could have an adverse impact on the liquidity of the Fund's investment portfolio and on Fund performance as there are a limited number of companies that meet the current Index requirements. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.

•  Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund's investment advisor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund's performance, resulting in losses to your investment.

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•  Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shock

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress at least equal to what was experienced during the global financial crisis in 2008. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. Contemporaneous with the onset of the COVID-19 pandemic in the US, oil experienced shocks to supply and demand, impacting the price and volatility of oil. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Funds to become outdated quickly or inaccurate, resulting in significant losses.

16. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects risk of loss to be remote.

17. New Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08"), Premium Amortization of Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. The adoption of ASU 2017-08 did not have a material impact on the Funds' financial position and had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting". ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable.

18. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the thirty-one funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicated with an asterisk below), of each of the funds listed below (thirty-one of the funds constituting ProShares Trust, hereafter collectively referred to as the "Funds") as of May 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the periods listed below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the periods listed below in conformity with accounting principles generally accepted in the United States of America.

Decline of the Retail Store ETF (a)

DJ Brookfield Global Infrastructure ETF (a)

Equities for Rising Rates ETF (a)

Global Listed Private Equity ETF (a)

Hedge Replication ETF (a)

High Yield-Interest Rate Hedged (a)

Inflation Expectations ETF (a)

Investment Grade — Interest Rate Hedged (a)

K-1 Free Crude Oil Strategy ETF (a)

Large Cap Core Plus * (a)

Long Online/Short Stores ETF (a)

Managed Futures Strategy ETF (a)

Merger ETF (a)

Morningstar Alternatives Solution ETF (a)

MSCI EAFE Dividend Growers ETF (a)

MSCI Emerging Markets Dividend Growers ETF (a)

MSCI Europe Dividend Growers ETF (a)

Online Retail ETF (b)

Pet Care ETF (c)

RAFITM Long/Short * (a)

Russell 2000 Dividend Growers ETF (a)

Russell U.S. Dividend Growers ETF (d)

S&P 500® Bond ETF (a)

S&P 500® Dividend Aristocrats ETF (a)

S&P 500® Ex-Energy ETF * (a)

S&P 500® Ex-Financials ETF * (a)

S&P 500® Ex-Health Care ETF * (a)

S&P 500® Ex-Technology ETF * (a)

S&P MidCap 400 Dividend Aristocrats ETF (a)

S&P Technology Dividend Aristocrats ETF (d)

Short Term USD Emerging Markets Bond ETF (a)

(a)  Statement of assets and liabilities, including the schedule of portfolio investments (or summary schedule of portfolio investments, as indicated with an asterisk), as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for the each of the periods indicated therein.

(b)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2020, the related statement of operations for the year ended May 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended May 31, 2020 and for the period July 13, 2018 (commencement of investment operations) through May 31, 2019, including the related notes.

(c)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2020, the related statement of operations for the year ended May 31, 2020 and statement of changes in net assets and the financial highlights for the year ended May 31, 2020 and for the period November 5, 2018 (commencement of investment operations) through May 31, 2019, including the related notes.

(d)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 5, 2019 (commencement of investment operations) through May 31, 2020.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland
July 27, 2020

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.
PROSHARES TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM :: 149

Liquidity Risk Management Program

ProShares Trust (the "Trust") has implemented a liquidity risk management program ("Liquidity Program") to identify illiquid investments pursuant to Rule 22e-4 of the Investment Company Act of 1940, as amended. The Board of Trustees of the Trust ("the Board") has approved the designation of ProShare Advisors LLC (the "Program Administrator") to administer the Trust's Liquidity Program, subject to the oversight of the Board.

On March 12, 2020, during a meeting of the Board, the Chief Compliance Officer of the Trust provided to the Board the annual report on the Trust's Liquidity Program (the "Annual Liquidity Report"). The Annual Liquidity Report, which covered the period from June 1, 2019 through December 31, 2019, addressed the operation of the Trust's Liquidity Program and assessed the adequacy and effectiveness of the Liquidity Program's implementation. The Annual Liquidity Report affirmed that the Program Administrator believes that: (1) the Liquidity Program continues to be reasonably designed to effectively assess and manage each Fund's liquidity risk; (2) each Fund's liquidity risk continues to be appropriate in light of the Fund's investment objective and strategies and each Fund's investment strategies continue to be appropriate for an open-end management investment company; and (3) the Liquidity Program has been adequately and effectively implemented with respect to each Fund during the reporting period. The Annual Liquidity Report also affirmed that there have been no material changes to the Liquidity Program since its initial approval and that no material changes were being recommended at that time.

150 :: LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED) PROSHARES TRUST

Federal Tax Information

Pursuant to Section 853 of the Internal Revenue Code, the Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. In addition, these funds have derived net income from foreign countries. For the tax year ended October 31, 2019, the following funds had foreign tax credit and foreign source income:

Fund	Foreign Tax Credit	Foreign Source Income
DJ Brookfield Global Infrastructure ETF	$209,612	$1,708,692
Global Listed Private Equity ETF	18,083	265,932
Morningstar Alternatives Solution ETF	2,751	18,052
MSCI EAFE Dividend Growers ETF	213,986	3,336,931
MSCI Emerging Markets Dividend Growers ETF	82,332	725,695
MSCI Europe Dividend Growers ETF	21,120	289,943

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2019, the Trust does not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The funds designate up to the maximum amount of Qualified Short Term Gains.

Funds with Equalization

For the tax year ended October 31, 2019, the following Funds utilized equalization to offset long-term capital gains with the amounts stated below:

Fund	Long-Term
Managed Futures Strategy ETF	$3,505
S&P 500® Bond ETF	62,617

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (Form N-Q for filings prior to March 1, 2019). The Trust's Form N-PORT will be available on the SEC's Website at http://www.sec.gov. The Trust's Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com.

PROSHARES TRUST MISC. INFORMATION (UNAUDITED) :: 151

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (114) ProFunds (112) Access One Trust (3)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners and predecessor company (Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present)	ProShares (114) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (114) ProFunds (112) Access One Trust (3)	NAIOP (the Commercial Real Estate Development Association)
Interested Trustee and Chairman of the Board
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the ProShare Advisors (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (114) ProFunds (112) Access One Trust (3)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

152 :: TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Proshare Advisors (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Troy A. Sheets 690 Taylor Road, Suite 210 Gahanna, OH 43230 Birth Date: 5/71	Treasurer	Indefinite; September 2017 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016
Victor M. Frye, Esq. 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present

Counsel and Chief Compliance Officer of the ProShare Advisors (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)

Richard F. Morris 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of ProShareAdvisors; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 153

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

Strategic ETFs seek returns that are either 1x or -1x the return of an index or other benchmark (target) for a single day, as measured from one NAV calculation to the next. Due to the compounding of daily returns, ProShares' returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. These effects may be more pronounced in funds with inverse multiple and in funds with volatile benchmarks. Investors should monitor their holdings consistent with their strategies, as frequently as daily. For more on correlation, leverage and other risks, please read the prospectus.

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"S&P Merger Arbitrage", "S&P 500® Dividend Aristocrats® ", "S&P Strategic Futures Index", "S&P MidCap 400® Dividend Aristocrats® ", "S&P Technology Dividend Aristocrats® ", certain "S&P Select Industry Indices", "S&P 500® Ex-Energy Index", "S&P 500® Ex-Financials & Real Estate Index", "S&P 500® Ex-Health Care Index", "S&P 500® Ex-Information Technology Index" and "Dow Jones Brookfield Global Infrastructure Composite Index" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Dividend Growth Index" and "Russell 3000® Dividend Elite Index" are a trademark of Russell Investment Group. "MSCI EAFE Dividend Masters Index", "MSCI Europe Dividend Masters Index" and "MSCI Emerging Markets Dividend Masters Index" are service marks of MSCI. "Credit Suisse 130/30 Large Cap IndexTM" is a trademark of Credit Suisse Securities (USA) LLC or one of its affiliates. "Research Affiliates Fundamental Index® " and "RAFITM" are trademarks of Research Affiliates, LLC. "Merrill Lynch Factor Model — Exchange Series", "Merrill Lynch Factor Model® " and "Merrill Lynch InternationalTM" are intellectual property of Merrill Lynch, Pierce, Fenner & Smith IncorporatedTM or its affiliates ("BofAML"). "Solactive® " is a trademark of Solactive AG, "CITI" is a trademark and service mark of Citigroup Inc. or its affiliates, and is used and registered throughout the world. "LPX® Direct Listed Private Equity Index" and "LPX® " are registered trademarks of LPX GmbH. "Deutsche Bank" and "DBIQ Short Duration Emerging Market Bond IndexSM" are service marks of Deutsche Bank AG. "Bloomberg® ", "Bloomberg Commodity IndexSM" and the names identifying each of the individual Bloomberg Commodity Subindexes are trademarks or service marks of Bloomberg Finance L.P. and its affiliates (collectively, "Bloomberg"). "Morningstar® Diversified Alternatives IndexSM" is a product of Morningstar, Inc. "FTSE Developed Europe All Cap Index" is a trademark of the FTSE International Limited ("FTSE"). All have been licensed for use by ProShares. "FTSE® " is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2020 ProShare Advisors LLC. All rights reserved.  PSSAN0520

ANNUAL REPORT

MAY 31, 2020

Geared

Short 7-10 Year Treasury  TBX

Short 20+ Year Treasury  TBF

Short Basic Materials  SBM

Short Dow30SM  DOG

Short Financials  SEF

Short FTSE China 50  YXI

Short High Yield  SJB

Short MidCap400  MYY

Short MSCI EAFE  EFZ

Short MSCI Emerging Markets  EUM

Short Oil & Gas  DDG

Short QQQ  PSQ

Short Real Estate  REK

Short Russell2000  RWM

Short S&P500®  SH

Short SmallCap600  SBB

Ultra 7-10 Year Treasury  UST

Ultra 20+ Year Treasury  UBT

Ultra Basic Materials  UYM

Ultra Communication Services Select
Sector  XCOM

Ultra Consumer Goods  UGE

Ultra Consumer Services  UCC

Ultra Dow30SM  DDM

Ultra Financials  UYG

Ultra FTSE China 50  XPP

Ultra FTSE Europe  UPV

Ultra Health Care  RXL

Ultra High Yield  UJB

Ultra Industrials  UXI

Ultra MidCap400  MVV

Ultra MSCI Brazil Capped  UBR

Ultra MSCI EAFE  EFO

Ultra MSCI Emerging Markets  EET

Ultra MSCI Japan  EZJ

Ultra Nasdaq Biotechnology  BIB

Ultra Oil & Gas  DIG

Ultra QQQ  QLD

Ultra Real Estate  URE

Ultra Russell2000  UWM

Ultra S&P500®  SSO

Ultra Semiconductors  USD

Ultra SmallCap600  SAA

Ultra Technology  ROM

Ultra Telecommunications  LTL

Ultra Utilities  UPW

UltraPro Dow30SM  UDOW

UltraPro MidCap400  UMDD

UltraPro QQQ  TQQQ

UltraPro Russell2000  URTY

UltraPro S&P500®  UPRO

UltraPro Short 20+ Year Treasury  TTT

UltraPro Short Dow30SM  SDOW

UltraPro Short MidCap400  SMDD

UltraPro Short QQQ  SQQQ

UltraPro Short Russell2000  SRTY

UltraPro Short S&P500®  SPXU

UltraShort 7-10 Year Treasury  PST

UltraShort 20+ Year Treasury  TBT

UltraShort Basic Materials  SMN

UltraShort Communication Services Select
Sector  YCOM

UltraShort Consumer Goods  SZK

UltraShort Consumer Services  SCC

UltraShort Dow30SM  DXD

UltraShort Financials  SKF

UltraShort FTSE China 50  FXP

UltraShort FTSE Europe  EPV

UltraShort Health Care  RXD

UltraShort Industrials  SIJ

UltraShort MidCap400  MZZ

UltraShort MSCI Brazil Capped  BZQ

UltraShort MSCI EAFE  EFU

UltraShort MSCI Emerging Markets  EEV

UltraShort MSCI Japan  EWV

UltraShort Nasdaq Biotechnology  BIS

UltraShort Oil & Gas  DUG

UltraShort QQQ  QID

UltraShort Real Estate  SRS

UltraShort Russell2000  TWM

UltraShort S&P500®  SDS

UltraShort Semiconductors  SSG

UltraShort SmallCap600  SDD

UltraShort Technology  REW

UltraShort Utilities  SDP

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Trust's website (www.proshares.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.

TABLE OF CONTENTS

I	Shareholder Letter
II	Management Discussion of Fund Performance
LXXXIX	Expense Examples
1	Schedule of Portfolio Investments
192	Statements of Assets and Liabilities
207	Statements of Operations
222	Statements of Changes in Net Assets
251	Financial Highlights
281	Notes to Financial Statements
316	Report of Independent Registered Public Accounting Firm
317	Liquidity Risk Management Program
318	Miscellaneous Information
319	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

During times of uncertainty such as these, we appreciate the opportunity to reaffirm our commitment to our customers, partners and associates. ProShares is focused on continually taking the necessary steps to ensure the safety of our employees and effective management of our funds. The following is the ProShares Trust Annual Report for the 12 months ended May 31, 2020.

U.S. Stocks Rise Despite Steep Pullbacks

The broad U.S. equity market rose over the reporting period but suffered historic bouts of volatility. Following an upbeat start, the market fluctuated during the third calendar quarter of 2019 as concerns about U.S.-China trade relations and the global economy resurfaced. Following several rate cuts, stocks rallied in the fourth quarter following better-than-expected economic data, reports China and the U.S. agreed to terms of a "Phase 1" trade deal, and signals that the Federal Reserve (Fed) had no plans to hike rates in 2020. During the first quarter of the new year, concerns about COVID-19 (coronavirus) sent stock prices on a widespread downturn. The DJIA® (Dow® ) Index and S&P 500® Index posted their worst first-quarter returns on record. To support the economy and markets, the Fed cut its fed funds rate target to 0.00%-0.25%. Lawmakers and the Fed proceeded to introduce programs that offered trillions of dollars in combined stimulus package. In a sharp April rebound the Dow and S&P 500 delivered their largest monthly returns since 1987. Stocks also rallied in May as states announced plans to ease COVID-19 lockdowns, but economic uncertainties lingered.

Over the 12 months, the large-cap S&P 500 Index rose 12.8%, and the Dow gained 4.8%. The S&P MidCap 400® dropped 0.8%. The small-cap Russell 2000® Index declined 3.5%. Eight of 10 Dow Jones U.S. Industry Index sectors rose. The best performers were technology (+39.1%), healthcare (+22.7%) and consumer goods (+11.5%). The biggest laggards were oil & gas (-30.7%) and financials (-5.4%).

International Equities Lag

Stock markets outside the U.S. also plunged in the first quarter. Most posted negative returns for the reporting period: The MSCI EAFE Index, which tracks developed markets outside North America, fell 2.8%. The MSCI Europe Index dropped 4.4%, but the MSCI Japan Index rose 7.0%. Japanese stocks rallied in May after Japan lifted emergency measures intended to reduce COVID-19 transmission. The FTSE China 50 Index declined 0.27%. The MSCI Emerging Markets Index fell 4.4%.

U.S. Treasury Bonds Rally

Economic uncertainty and the Fed's stimulus bolstered demand for investment-grade bonds. Over the 12 months, the Bloomberg Barclays US Aggregate Bond Index® returned 9.4%. The Ryan Labs Treasury 30-Year and 10-Year Indexes rose 31.9% and 16.1%, respectively. Investment-grade corporate bonds, as measured by the Markit iBoxx $ Liquid Investment Grade Index, gained 12.4%, but their high yield peers rose only 1.4%, based on the Markit iBoxx $ Liquid High Yield Index.

Economy Slows

The pandemic jolted the global economy. In the U.S., first-quarter real GDP contracted 5% annualized . National unemployment for May was 13.3%. The U.S. dollar rose 1.8% against a basket of currencies over the reporting period, based on the Bloomberg Dollar Spot Index.

ProShares Assets Rise

During the 12 months, ProShares' assets under management rose from $27.7 billion to $35.6 billion. During challenging markets like current, many investors turn to ProShares ETFs because they offer short and leveraged market exposure across diverse market segments, enabling investors to adapt their investments to their latest market views. We thank you for the trust and confidence you have placed in us by choosing ProShares and appreciate the opportunity to continue serving your investing needs.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustee

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: May 31, 2020 :: Management Discussion of Fund Performance ProShares Trust

Investment Strategies and Techniques — Geared Funds:

Eighty three (83) ProShares Geared exchange-traded funds ("ETFs") were in existence for the entire period covered by this annual report (each ProShares Geared ETF, a "Fund" and, collectively, the "Funds").

Each Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 3x or 2x), the inverse (-1x) or an inverse multiple (i.e., -3x or -2x) of an underlying index for a single day, not for any other period. This means the Funds seek investment results for a single day only, as measured from the time a Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The return of a Fund for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the Fund's stated leveraged, inverse, or inverse leveraged multiple times the return of the Fund's index for that period. During periods of higher market volatility, the volatility of a Fund's index may affect the Fund's return as much as or more than the return of the index.

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Fund. Using this approach, PSA determines the type, quantity and mix of investment positions that a Fund should hold to approximate the daily performance of its index.

When managing the Funds, PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis, forecast market movements, trends or market conditions, or take defensive positions in managing assets of the Funds.

The Funds make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, futures contracts, and similar instruments (collectively, "derivatives"). Funds using derivatives are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments to meet its contractual obligations) on the amount a Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the risk that a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and increased correlation risk (i.e., the risk that a Fund may not be able to achieve a high degree of correlation with its index or a multiple or inverse thereof). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate counterparty risk by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds.

The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering a Fund's return.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20201:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by a Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by a Fund associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by a Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by a Fund and their correlation to the relevant index or asset fees, expenses, and transaction costs; the volatility of a Fund's index (and its impact on compounding); and other miscellaneous factors.

•  Index Performance: The performance of each Fund's index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.2

•  Compounding of Daily Returns and Volatility: Each Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 3x or 2x), the inverse (-1x) or an inverse multiple (i.e., -3x or -2x) of its underlying index for a single day only, not for any other period. For longer periods, performance may be greater than or less than a Fund's one-day multiple times the index performance over the period, before fees and expenses. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on geared funds. In general, during periods of higher index volatility, compounding will cause Fund performance for periods longer than a single day to be more or less than the multiple of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), Fund returns over longer periods can be higher than the multiple of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with derivatives; c) other Fund expenses; d) dividends and interest paid with respect to the securities in the index, e) the index's volatility; and f) the index's performance. Longer holding periods, higher index volatility, inverse exposure and/or greater leverage each exacerbates the impact of compounding on a Fund's performance. During periods of higher index volatility, the volatility of an index may affect a Fund's return as much as or more than the return of its index. Daily volatility for the U.S. equity markets increased from a year ago. The volatility for the S&P 500 for the year ended May 31, 2020, was 32.96%, which was higher than the prior year's volatility of 15.24%. The volatility of each index utilized by a Fund is shown below.

1  Past performance is not a guarantee of future results.

2  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Funds negatively impact the performance of the Funds relative to their respective indexes. Performance of each Fund will generally differ from the performance of the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2020 :: III

Underlying Index	One Year Index Volatility
Dow Jones U.S. Oil & GasSM Index	52.9%
MSCI Brazil 25/50 Index®	52.0%
Dow Jones U.S. SemiconductorsSM Index	46.4%
S&P Financial Select Sector Index	42.5%
NYSE Arca Gold Miners Index	41.7%
S&P SmallCap 600®	41.0%
Dow Jones U.S. FinancialsSM Index	40.6%
Russell 2000® Index	40.2%
Dow Jones U.S. Real EstateSM Index	39.9%
S&P MidCap 400®	38.7%
Dow Jones U.S. UtilitiesSM Index	37.2%
Dow Jones U.S. TechnologySM Index	37.0%
Dow Jones U.S. Basic MaterialsSM Index	36.9%
Dow Jones U.S. IndustrialsSM Index	36.8%
Dow Jones Industrial AverageSM	35.0%
NASDAQ-100 Index®	33.6%
S&P 500® Index	33.0%
NASDAQ Biotechnology Index®	31.3%
S&P Communication Services Select Sector Index	31.1%
Dow Jones U.S. Consumer ServicesSM Index	29.8%
Dow Jones U.S. Consumer GoodsSM Index	29.6%
Dow Jones U.S. Health CareSM Index	29.2%
Dow Jones U.S. Select TelecommunicationsSM Index	29.1%
FTSE Developed Europe All Cap Index®	26.8%
FTSE China 50 Index®	23.5%
MSCI Emerging Markets Index®	22.2%
MSCI EAFE Index®	21.6%
ICE U.S. Treasury 20+ Year Bond Index	21.2%
MSCI Japan Index®	19.6%
Markit iBoxx $ Liquid High Yield Index	11.8%
ICE U.S. Treasury 7-10 Year Bond Index	7.6%

•  Financing Rates Associated with Derivatives: The performance of each Fund was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Swap financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate ("LIBOR") plus or minus a negotiated spread. The one-week LIBOR depreciated from 2.39% to 0.09% during the fiscal year. The one-month LIBOR also decreased during the fiscal year from 2.43% to 0.18%. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long or leveraged long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds that provide inverse or leveraged inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and may generally be higher, and thus have a more negative impact on Fund performance compared to many traditional index-based funds. Daily repositioning of each Fund's portfolio to maintain exposure consistent with its investment objective, high levels of shareholder creation and redemption activity, and use of leverage may lead to commensurate increases in portfolio transactions and transaction costs, which negatively impact the daily NAV of each Fund. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that seek to return a larger daily multiple of its index's return, that seek to return an inverse or inverse multiple of its index's return, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than assets held by other Funds.

•  Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Funds may also obtain exposure to securities not contained in their

IV :: May 31, 2020 :: Management Discussion of Fund Performance ProShares Trust

respective index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse or a multiple of the Index.

In addition, certain Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2020 :: V

ProShares Short 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –11.40%1. For the same period, the Index had a total return of 14.25%2 with a volatility of 7.64%. For the period, the Fund had an average daily volume of 10,384 shares and an average daily statistical correlation of over 0.99 the inverse of the return of the Index.3

The Fund invests in financial instruments that ProShare Advisors LLC ("Advisor") believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 7-10 Year Treasury from April 4, 2011 to May 31, 2020, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (4/4/11)
ProShares Short 7-10 Year Treasury	-11.40%	-3.89%	-5.25%
ICE U.S. Treasury 7-10 Year Bond Index	14.25%	4.70%	5.12%

Expense Ratios**

Fund	Gross	Net
ProShares Short 7-10 Year Treasury	1.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(97%)
Futures Contracts	(4%)
Total Exposure	(101%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: TBX Short 7-10 Year Treasury :: Management Discussion of Fund Performance PROSHARES TRUST

ProShares Short 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –23.72%1. For the same period, the Index had a total return of 27.34%2 and a volatility of 21.17%. For the period, the Fund had an average daily volume of 795,310 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 20+ Treasury from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Short 20+ Year Treasury	-23.72%	-8.70%	-9.94%
ICE U.S. Treasury 20+ Year Bond Index	27.34%	8.54%	8.55%

Expense Ratios**

Fund	Gross	Net
ProShares Short 20+ Year Treasury	0.92%	0.92%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(101%)
Futures Contracts	(0%)
Total Exposure	(101%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: Short 20+ Year Treasury TBF :: VII

ProShares Short Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –16.00%1. For the same period, the Index had a total return of 5.94%2 and a volatility of 36.92%. For the period, the Fund had an average daily volume of 2,086 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Basic Materials from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

One Year	Five Years		Ten Years
ProShares Short Basic Materials	-16.00%	-6.90%	-10.74%
Dow Jones U.S. Basic Materials Index	5.94%	2.95%	6.51%

Expense Ratios**

Fund	Gross	Net
ProShares Short Basic Materials	5.96%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Basic Materials Index – Composition

% of Index
Chemicals	81.4%
Metals & Mining	18.4%
Paper & Forest Products	0.2%
Oil, Gas & Consumable Fuels	0.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: SBM SHORT BASIC MATERIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones Industrial Average® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –13.40%1. For the same period, the Index had a total return of 4.83%2 and a volatility of 35.00%. For the period, the Fund had an average daily volume of 854,259 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Dow30SM from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Short Dow30SM	-13.40%	-11.04%	-13.29%
Dow Jones Industrial Average Index	4.83%	9.75%	12.38%

Expense Ratios**

Fund	Gross	Net
ProShares Short Dow30SM	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(92%)
Futures Contracts	(8%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Information Technology	25.2%
Health Care	15.5%
Consumer Discretionary	14.4%
Financials	13.4%
Industrials	13.2%
Consumer Staples	8.9%
Communication Services	4.7%
Energy	3.7%
Materials	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: Short Dow30SM DOG :: IX

ProShares Short Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –8.12%1. For the same period, the Index had a total return of –5.37%2 and a volatility of 40.61%. For the period, the Fund had an average daily volume of 47,373 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Financials from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Short Financials	-8.12%	-9.59%	-13.00%
Dow Jones U.S. Financials Index	-5.37%	6.38%	9.88%

Expense Ratios**

Fund	Gross	Net
ProShares Short Financials	1.27%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index – Composition

% of Index
Diversified Financials	28.9%
Banks	23.5%
Real Estate	21.3%
Insurance	13.0%
Software & Services	12.8%
Commercial & Professional Services	0.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: SEF SHORT FINANCIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the FTSE China 50 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –6.97%1. For the same period, the Index had a total return of –0.27%2 and a volatility of 23.55%. For the period, the Fund had an average daily volume of 15,123 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short FTSE China 50 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Short FTSE China 50	-6.97%	-4.12%	-9.38%
FTSE China 50 Index	-0.27%	-1.41%	3.05%

Expense Ratios**

Fund	Gross	Net
ProShares Short FTSE China 50	2.05%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Financials	43.3%
Communication Services	17.6%
Consumer Discretionary	11.6%
Real Estate	9.2%
Energy	8.0%
Information Technology	3.5%
Industrials	2.5%
Utilities	2.2%
Materials	1.7%
Health Care	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT FTSE CHINA 50 YXI :: XI

ProShares Short High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Markit iBoxx $ Liquid High Yield Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –4.83%1. For the same period, the Index had a total return of 1.41%2 with a volatility of 11.83%. For the period, the Fund had an average daily volume of 257,690 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Markit Indices Limited. The Index is a market-value weighted index designed to provide a balanced representation of U.S. dollar denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by a set of transparent and objective Index rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar denominated, corporate bonds for sale in the United States that are issued by companies domiciled in developed countries; are rated sub-investment grade using an average of Moody's Investor Service, Fitch Ratings or S&P Global Ratings; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and have at issuance an expected remaining life of 15 years of less, and at rebalancing minimum one year to expected maturity with new insertions minimum of at least one year and 6 months to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short High Yield from March 21, 2011 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (3/21/11)
ProShares Short High Yield	-4.83%	-4.52%	-6.62%
Markit iBoxx $ Liquid High Yield Index	1.41%	3.85%	5.08%

Expense Ratios**

Fund	Gross	Net
ProShares Short High Yield	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(101%)
Total Exposure	(101%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Markit iBoxx $ Liquid High Yield Index – Composition

% of Index
High Yield	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: SJB SHORT HIGH YIELD :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –11.42%1. For the same period, the Index had a total return of –0.81%2 and a volatility of 38.74%. For the period, the Fund had an average daily volume of 23,915 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MidCap400 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Short MidCap400	-11.42%	-7.76%	-12.93%
S&P MidCap 400 Index	-0.81%	4.67%	10.44%

Expense Ratios**

Fund	Gross	Net
ProShares Short MidCap400	1.38%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(93%)
Futures Contracts	(7%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Information Technology	16.9%
Industrials	16.1%
Financials	14.7%
Consumer Discretionary	13.5%
Health Care	11.8%
Real Estate	9.5%
Materials	6.1%
Utilities	4.4%
Consumer Staples	3.7%
Communication Services	1.9%
Energy	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT MIDCAP400 MYY :: XIII

ProShares Short MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the MSCI EAFE Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –3.54%1. For the same period, the Index had a total return of –2.81%2 and a volatility of 21.59%. For the period, the Fund had an average daily volume of 73,645 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MSCI EAFE from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Short MSCI EAFE	-3.54%	-3.00%	-8.41%
MSCI EAFE Index	-2.81%	0.79%	5.27%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI EAFE	1.12%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	26.4%
United Kingdom	14.5%
France	10.6%
Switzerland	10.3%
Others	9.9%
Germany	8.8%
Australia	6.5%
Netherlands	4.3%
Hong Kong	3.3%
Sweden	2.9%
Spain	2.5%

MSCI EAFE Index – Composition

% of Index
Financials	15.7%
Health Care	14.7%
Industrials	14.6%
Consumer Staples	12.2%
Consumer Discretionary	11.6%
Information Technology	8.0%
Materials	7.0%
Communication Services	5.4%
Utilities	4.1%
Energy	3.5%
Real Estate	3.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: EFZ SHORT MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the MSCI Emerging Markets Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –3.96%1. For the same period, the Index had a total return of –4.02%2 and a volatility of 22.21%. For the period, the Fund had an average daily volume of 474,469 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in emerging market countries.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MSCI Emerging Markets from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Short MSCI Emerging Markets	-3.96%	-5.17%	-7.30%
MSCI Emerging Markets Index	-4.39%	0.88%	2.46%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI Emerging Markets	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

% of Index
China	39.1%
Taiwan	12.5%
Korea	11.9%
Others	9.0%
India	8.1%
Brazil	5.1%
South Africa	3.8%
Russia	3.6%
Saudi Arabia	2.6%
Thailand	2.4%
Mexico	1.9%

MSCI Emerging Markets Index – Composition

% of Index
Financials	20.2%
Information Technology	16.7%
Consumer Discretionary	15.9%
Communication Services	13.0%
Materials	7.1%
Consumer Staples	6.7%
Energy	6.4%
Industrials	5.0%
Health Care	3.8%
Real Estate	2.7%
Utilities	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT MSCI EMERGING MARKETS EUM :: XV

ProShares Short Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 12.55%1. For the same period, the Index had a total return of –30.71%2 and a volatility of 52.85%. For the period, the Fund had an average daily volume of 5,187 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the oil and gas sector of the U.S. equity market. Component companies typically are engaged in the following activities related to the oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Oil & Gas from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Short Oil & Gas	12.55%	3.29%	-5.68%
Dow Jones U.S. Oil & Gas Index	-30.71%	-10.81%	-0.99%

Expense Ratios**

Fund	Gross	Net
ProShares Short Oil & Gas	4.80%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99%)
Total Exposure	(99%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	91.2%
Energy Equipment & Services	7.6%
Electric Utilities	0.8%
Semiconductors & Semiconductor Equipment	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: DDG SHORT OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –32.40%1. For the same period, the Index had a total return of 35.45%2 and a volatility of 33.62%. For the period, the Fund had an average daily volume of 4,062,165 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by the Nasdaq, Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short QQQ from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Short QQQ	-32.40%	-17.61%	-18.97%
NASDAQ-100 Index	35.45%	17.52%	19.18%

Expense Ratios**

Fund	Gross	Net
ProShares Short QQQ	1.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(96%)
Futures Contracts	(4%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	47.0%
Communication Services	20.8%
Consumer Discretionary	16.4%
Health Care	7.7%
Consumer Staples	5.2%
Industrials	2.2%
Utilities	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT QQQ PSQ :: XVII

ProShares Short Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –5.31%1. For the same period, the Index had a total return of –7.40%2 and a volatility of 39.85%. For the period, the Fund had an average daily volume of 37,311 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITs"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Real Estate from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Short Real Estate	-5.31%	-7.89%	-11.92%
Dow Jones U.S. Real Estate Index	-7.40%	4.85%	8.97%

Expense Ratios**

Fund	Gross	Net
ProShares Short Real Estate	1.70%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	92.7%
Mortgage Real Estate Investment Trusts (REITs)	2.8%
Professional Services	2.4%
Real Estate Management & Development	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: REK SHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –9.94%1. For the same period, the Index had a total return of –3.44%2 and a volatility of 40.19%. For the period, the Fund had an average daily volume of 1,092,431 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Russell2000 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Short Russell2000	-9.94%	-7.82%	-13.22%
Russell 2000 Index	-3.44%	3.72%	9.22%

Expense Ratios**

Fund	Gross	Net
ProShares Short Russell2000	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(91%)
Futures Contracts	(9%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Health Care	22.3%
Information Technology	15.4%
Industrials	15.1%
Financials	15.0%
Consumer Discretionary	10.8%
Real Estate	6.7%
Utilities	3.8%
Materials	3.5%
Consumer Staples	3.3%
Communication Services	2.2%
Energy	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT RUSSELL2000 RWM :: XIX

ProShares Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –18.45%1. For the same period, the Index had a total return of 12.84%2 and a volatility of 32.96%. For the period, the Fund had an average daily volume of 10,297,634 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short S&P500® from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Short S&P500®	-18.45%	-10.82%	-13.84%
S&P 500 Index	12.84%	9.85%	13.14%

Expense Ratios**

Fund	Gross	Net
ProShares Short S&P500®	0.89%	0.89%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(94%)
Futures Contracts	(6%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	26.2%
Health Care	15.2%
Communication Services	11.0%
Consumer Discretionary	10.5%
Financials	10.5%
Industrials	8.0%
Consumer Staples	7.1%
Utilities	3.3%
Energy	2.9%
Real Estate	2.8%
Materials	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: SH SHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –5.93%1. For the same period, the Index had a total return of –8.11%2 and a volatility of 40.97%. For the period, the Fund had an average daily volume of 11,435 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short SmallCap600 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Short SmallCap600	-5.93%	-8.11%	-13.58%
S&P SmallCap 600 Index	-8.11%	3.92%	10.02%

Expense Ratios**

Fund	Gross	Net
ProShares Short SmallCap600	2.63%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Industrials	17.7%
Information Technology	15.3%
Financials	15.3%
Consumer Discretionary	14.9%
Health Care	12.9%
Real Estate	7.1%
Materials	4.9%
Consumer Staples	3.8%
Energy	2.9%
Communication Services	2.7%
Utilities	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT SMALLCAP600 SBB :: XXI

ProShares Ultra 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 26.49%1. For the same period, the Index had a total return of 14.25%2 and a volatility of 7.64%. For the period, the Fund had an average daily volume of 21,750 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the "Fed"). In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 7-10 Year Treasury from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra 7-10 Year Treasury	26.49%	7.04%	8.23%
ICE U.S. Treasury 7-10 Year Bond Index	14.25%	4.70%	4.99%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra 7-10 Year Treasury	1.18%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Long-Term U.S. Treasury Obligations	78%
Swap Agreements	118%
Futures Contracts	5%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXII :: UST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA 7-10 YEAR TREASURYPROSHARES TRUST

ProShares Ultra 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 50.92%1. For the same period, the Index had a total return of 27.34%2 and a volatility of 21.17%. For the period, the Fund had an average daily volume of 23,771 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and has $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 20+ Year Treasury from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra 20+ Year Treasury	50.92%	13.07%	13.79%
ICE U.S. Treasury 20+ Year Bond Index	27.34%	8.54%	8.55%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra 20+ Year Treasury	1.26%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Long-Term U.S. Treasury Obligations	46%
Swap Agreements	151%
Futures Contracts	5%
Total Exposure	202%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost.The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA 20+ YEAR TREASURY UBT :: XXIII

ProShares Ultra Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of -5.43%1. For the same period, the Index had a total return of 5.94%2 and a volatility of 36.92%. For the period, the Fund had an average daily volume of 7,188 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Basic Materials from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Basic Materials	-5.43%	-2.32%	-5.20%
Dow Jones U.S. Basic Materials Index	5.94%	2.95%	6.51%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Basic Materials	1.16%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	63%
Swap Agreements	137%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Linde plc	12.1%
Ecolab, Inc.	5.9%
Air Products and Chemicals, Inc.	5.9%
Newmont Corp.	5.3%
DuPont de Nemours, Inc.	4.2%

Dow Jones U.S. Basic Materials
Index – Composition

% of Index
Chemicals	81.4%
Metals & Mining	18.4%
Paper & Forest Products	0.2%
Oil, Gas & Consumable Fuels	0.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: UYM MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA BASIC MATERIALSPROSHARES TRUST

ProShares Ultra Communication Services Select Sector (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Communication Services Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 17.90%1. For the same period, the Index had a total return of 16.02%2 and a volatility of 31.06%. For the period, the Fund had an average daily volume of 615 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the communication services industry group of the S&P 500 Index ("S&P 500"). The Index is one of eleven (11) of the S&P Select Sector Indices, each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard ("GICS"), which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index includes equity securities of companies from the following industries: diversified telecommunications services; wireless telecommunications services; media; entertainment; and interactive media & services.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Communication Services Select Sector from January 15, 2019 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (1/15/19)
ProShares Ultra Communication Services Select Sector	17.90%	20.15%
S&P Communication Services Select Sector Index	16.02%	16.15%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Communication Services Select Sector	2.71%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Swap Agreements	129%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Facebook, Inc., Class A	14.8%
Alphabet, Inc., Class A	8.3%
Alphabet, Inc., Class C	8.2%
T-Mobile US, Inc.	3.7%
Electronic Arts, Inc.	3.2%

S&P Communication Services Select Sector Index – Composition

% of Index
Interactive Media & Services	47.4%
Entertainment	20.5%
Media	18.0%
Diversified Telecommunication Services	8.8%
Wireless Telecommunication Services	5.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA COMMUNICATION SERVICES SELECT SECTOR XCOM :: XXV

ProShares Ultra Consumer Goods (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Consumer GoodsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 9.90%1. For the same period, the Index had a total return of 11.48%2 and a volatility of 29.63%. For the period, the Fund had an average daily volume of 1,613 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Consumer Goods from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Goods	9.90%	6.15%	18.57%
Dow Jones U.S. Consumer Goods Index	11.48%	6.07%	11.36%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Consumer Goods	2.35%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Swap Agreements	128%
Total Exposure	199%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Procter & Gamble Co. (The)	9.3%
PepsiCo, Inc.	5.9%
Coca-Cola Co. (The)	5.8%
NIKE, Inc., Class B	4.0%
Tesla, Inc.	3.8%

Dow Jones U.S. Consumer Goods Index – Composition

% of Index
Food, Beverage & Tobacco	44.1%
Household & Personal Products	22.7%
Consumer Durables & Apparel	14.9%
Automobiles & Components	10.5%
Media & Entertainment	5.2%
Retailing	1.0%
Capital Goods	0.9%
Food & Staples Retailing	0.4%
Diversified Financials	0.2%
Commercial & Professional Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: UGE ULTRA CONSUMER GOODS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Consumer Services (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Consumer ServicesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 8.01%1. For the same period, the Index had a total return of 11.20%2 and a volatility of 29.78%. For the period, the Fund had an average daily volume of 2,225 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Intercontinental Exchange, Inc. The Index seeks to measure the stock performance of certain U.S. companies in the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra Consumer Services from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Services	8.01%	14.81%	27.40%
Dow Jones U.S. Consumer Services Index	11.20%	10.74%	15.88%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Consumer Services	1.35%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	63%
Swap Agreements	136%
Total Exposure	199%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	16.7%
Home Depot, Inc. (The)	4.4%
Walt Disney Co. (The)	3.5%
Netflix, Inc.	3.0%
Comcast Corp., Class A	2.9%

Dow Jones U.S. Consumer Services Index – Composition

% of Index
Retailing	49.9%
Media & Entertainment	22.0%
Consumer Services	13.4%
Food & Staples Retailing	10.5%
Transportation	1.8%
Commercial & Professional Services	1.5%
Health Care Equipment & Services	0.8%
Software & Services	0.1%
Capital Goods	0.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA CONSUMER SERVICES UCC :: XXVII

ProShares Ultra Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones Industrial Average® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of -6.20%1. For the same period, the Index had a total return of 4.83%2 and a volatility of 35.00%. For the period, the Fund had an average daily volume of 656,336 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Dow30SM from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Dow30SM	-6.20%	12.46%	19.93%
Dow Jones Industrial Average Index	4.83%	9.75%	12.38%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Dow30SM	0.97%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Swap Agreements	118%
Futures Contracts	11%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	6.1%
UnitedHealth Group, Inc.	5.8%
Home Depot, Inc. (The)	4.8%
Goldman Sachs Group, Inc. (The)	3.8%
Visa, Inc., Class A	3.7%

Dow Jones Industrial
Average – Composition

% of Index
Information Technology	25.2%
Health Care	15.5%
Consumer Discretionary	14.4%
Financials	13.4%
Industrials	13.2%
Consumer Staples	8.9%
Communication Services	4.7%
Energy	3.7%
Materials	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: DDM ULTRA DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of -26.67%1. For the same period, the Index had a total return of -5.37%2 and a volatility of 40.61%. For the period, the Fund had an average daily volume of 99,970 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Financials from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Financials	-26.67%	4.42%	12.75%
Dow Jones U.S. Financials Index	-5.37%	6.38%	9.88%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Financials	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	66%
Swap Agreements	134%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc., Class B	5.1%
Visa, Inc., Class A	4.7%
JPMorgan Chase & Co.	4.3%
Mastercard, Inc., Class A	3.8%
Bank of America Corp.	2.8%

Dow Jones U.S. Financials
Index – Composition

% of Index
Diversified Financials	28.9%
Banks	23.5%
Real Estate	21.3%
Insurance	13.0%
Software & Services	12.8%
Commercial & Professional Services	0.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA FINANCIALS UYG :: XXIX

ProShares Ultra FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE China 50 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of -10.42%1. For the same period, the Index had a total return of -0.27%2 and a volatility of 23.55%. For the period, the Fund had an average daily volume of 12,271 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE China 50 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra FTSE China 50	-10.42%	-10.40%	-1.21%
FTSE China 50 Index	-0.27%	-1.41%	3.05%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra FTSE China 50	1.19%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Financials	43.3%
Communication Services	17.6%
Consumer Discretionary	11.6%
Real Estate	9.2%
Energy	8.0%
Information Technology	3.5%
Industrials	2.5%
Utilities	2.2%
Materials	1.7%
Health Care	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXX :: XPP ULTRA FTSE CHINA 50 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE Developed Europe All Cap Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of -19.36%1. For the same period, the Index had a total return of -3.93%2 and a volatility of 26.84%. For the period, the Fund had an average daily volume of 5,418 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the United Kingdom.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE Europe from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Index performance through April 22, 2013 reflects the performance of the MSCI Europe Index. Index performance beginning on April 23, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning on September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra FTSE Europe	-19.36%	-6.10%	4.80%
FTSE Developed Europe All Cap Index®	-3.93%	0.30%	5.32%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra FTSE Europe	1.77%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe All Cap
Index – Country

% of Index
United Kingdom	21.8%
Switzerland	16.4%
France	15.0%
Germany	14.0%
Others	7.1%
Netherlands	7.0%
Sweden	5.5%
Spain	3.9%
Denmark	3.7%
Italy	3.4%
Finland	2.2%

FTSE Developed Europe All Cap
Index – Composition

% of Index
Health Care	16.2%
Financials	15.0%
Industrials	14.2%
Consumer Staples	13.6%
Consumer Discretionary	9.5%
Materials	7.6%
Information Technology	7.4%
Utilities	4.8%
Energy	4.6%
Communication Services	4.4%
Real Estate	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA FTSE EUROPE UPV :: XXXI

ProShares Ultra Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Health CareSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 33.26%1. For the same period, the Index had a total return of 22.68%2 and a volatility of 29.20%. For the period, the Fund had an average daily volume of 9,856 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund takes positions in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Health Care from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Health Care	33.26%	10.97%	28.11%
Dow Jones U.S. Health Care Index	22.68%	8.87%	16.19%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Health Care	1.05%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	61%
Swap Agreements	139%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Johnson & Johnson	5.7%
UnitedHealth Group, Inc.	4.2%
Pfizer, Inc.	3.1%
Merck & Co., Inc.	3.0%
Abbott Laboratories	2.4%

Dow Jones U.S. Health Care
Index – Composition

% of Index
Pharmaceuticals	28.7%
Health Care Equipment & Supplies	25.3%
Biotechnology	19.1%
Health Care Providers & Services	18.6%
Life Sciences Tools & Services	8.0%
Health Care Technology	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: RXL ULTRA HEALTH CARE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Markit iBoxx $ Liquid High Yield Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 0.03%1. For the same period, the Index had a total return of 1.41%2 and a volatility of 11.83%. For the period, the Fund had an average daily volume of 1,307 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Markit Indices Limited. The Index is a market-value weighted index designed to provide a balanced representation of U.S. dollar denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by a set of transparent and objective Index rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar denominated, corporate bonds for sale in the United States that are issued by companies domiciled in developed countries; are rated sub-investment grade using an average of Moody's Investor Service, Fitch Ratings or S&P Global Ratings; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and have at issuance an expected remaining life of 15 years or less, and at rebalancing minimum one year to expected maturity with new insertions minimum of at least one year and 6 months to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra High Yield from April 13, 2011 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (4/13/11)
ProShares Ultra High Yield	0.03%	4.49%	7.19%
Markit iBoxx $ Liquid High Yield Index	1.41%	3.85%	5.00%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra High Yield	5.96%	1.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	160%
Exchange Traded Funds	40%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
iShares iBoxx $ High Yield Corporate Bond ETF, 0.00%, due	40.0%

*The most recent annual and semi-annual reports can be found at www.ishares.com

Markit iBoxx $ Liquid High Yield
Index – Composition

% of Index
High Yield	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA HIGH YIELD UJB :: XXXIII

ProShares Ultra Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. IndustrialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of -12.47%1. For the same period, the Index had a total return of 2.03%2 and a volatility of 36.77%. For the period, the Fund had an average daily volume of 1,987 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Industrials from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Industrials	-12.47%	8.98%	18.68%
Dow Jones U.S. Industrials Index	2.03%	8.42%	12.47%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Industrials	1.43%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	72%
Swap Agreements	128%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
PayPal Holdings, Inc.	3.9%
Accenture plc, Class A	2.8%
Union Pacific Corp.	2.6%
Honeywell International, Inc.	2.3%
Lockheed Martin Corp.	2.1%

Dow Jones U.S. Industrials
Index – Composition

% of Index
Capital Goods	48.4%
Software & Services	21.6%
Transportation	12.3%
Materials	6.1%
Commercial & Professional Services	6.0%
Technology Hardware & Equipment	5.3%
Pharmaceuticals, Biotechnology & Life Sciences	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXIV :: UXI ULTRA INDUSTRIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of -18.51%1. For the same period, the Index had a total return of -0.81%2 and a volatility of 38.74%. For the period, the Fund had an average daily volume of 82,673 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MidCap400 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra MidCap400	-18.51%	1.63%	14.47%
S&P MidCap 400 Index	-0.81%	4.67%	10.44%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MidCap400	1.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Swap Agreements	123%
Futures Contracts	6%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Tyler Technologies, Inc.	0.7%
Teledyne Technologies, Inc.	0.6%
Catalent, Inc.	0.6%
Masimo Corp.	0.5%
FactSet Research Systems, Inc.	0.5%

S&P MidCap 400 – Composition

% of Index
Information Technology	16.9%
Industrials	16.1%
Financials	14.7%
Consumer Discretionary	13.5%
Health Care	11.8%
Real Estate	9.5%
Materials	6.1%
Utilities	4.4%
Consumer Staples	3.7%
Communication Services	1.9%
Energy	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MIDCAP400 MVV :: XXXV

ProShares Ultra MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Brazil 25/50 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of -71.21%1. For the same period, the Index had a total return of -33.43%2 and a volatility of 52.03%. For the period, the Fund had an average daily volume of 4,490 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index is designed to measure theperformance of the large and mid cap segments of the Brazilian market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. The Index covers approximately 85% of the free float-adjusted market capitalization in Brazil.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra MSCI Brazil Capped from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra MSCI Brazil Capped	-71.21%	-20.38%	-23.25%
MSCI Brazil 25/50 Index	-33.43%	-0.38%	-5.09%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Brazil Capped	1.70%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	199%
Total Exposure	199%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index – Composition

% of Index
Financials	28.6%
Materials	15.8%
Energy	12.2%
Consumer Staples	11.8%
Consumer Discretionary	10.4%
Industrials	8.1%
Utilities	6.1%
Health Care	2.8%
Telecommunication Services	2.6%
Real Estate	1.2%
Information Technology	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVI :: UBR ULTRA MSCI BRAZIL CAPPED :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI EAFE Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of -16.71%1. For the same period, the Index had a total return of -2.81%2 and a volatility of 21.59%. For the period, the Fund had an average daily volume of 1,869 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI EAFE from May 31, 2010 to May 31, 2020, assuming the reinvestment of distribution.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra MSCI EAFE	-16.71%	-5.13%	4.10%
MSCI EAFE Index	-2.81%	0.79%	5.27%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI EAFE	1.72%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.
Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	26.4%
United Kingdom	14.5%
France	10.6%
Switzerland	10.3%
Others	9.9%
Germany	8.8%
Australia	6.5%
Netherlands	4.3%
Hong Kong	3.3%
Sweden	2.9%
Spain	2.5%

MSCI EAFE Index – Composition

% of Index
Financials	15.7%
Health Care	14.7%
Industrials	14.6%
Consumer Staples	12.2%
Consumer Discretionary	11.6%
Information Technology	8.0%
Materials	7.0%
Communication Services	5.4%
Utilities	4.1%
Energy	3.5%
Real Estate	3.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI EAFE EFO :: XXXVII

ProShares Ultra MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Emerging Markets Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of -20.88%1. For the same period, the Index had a total return of -4.39%2 and a volatility of 22.21%. For the period, the Fund had an average daily volume of 8,775 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in emerging market countries.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Emerging Markets from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra MSCI Emerging Markets	-20.88%	-6.50%	-3.11%
MSCI Emerging Markets Index	-4.39%	0.88%	2.46%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Emerging Markets	1.13%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets
Index – Country

% of Index
China	39.1%
Taiwan	12.5%
Korea	11.9%
Others	9.0%
India	8.1%
Brazil	5.1%
South Africa	3.8%
Russia	3.6%
Saudi Arabia	2.6%
Thailand	2.4%
Mexico	1.9%

MSCI Emerging Markets
Index – Composition

% of Index
Financials	20.2%
Information Technology	16.7%
Consumer Discretionary	15.9%
Communication Services	13.0%
Materials	7.1%
Consumer Staples	6.7%
Energy	6.4%
Industrials	5.0%
Health Care	3.8%
Real Estate	2.7%
Utilities	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm

XXXVIII :: EET ULTRA MSCI EMERGING MARKETS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Japan Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 4.61%1. For the same period, the Index had a total return of 7.40%2 and a volatility of 19.57%. For the period, the Fund had an average daily volume of 1,047 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund take positions in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index adjusts the market capitalization of Index constituents for free float and targets for Index inclusion 85% of the free float-adjusted market capitalization in each industry group in Japan.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Japan from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra MSCI Japan	4.61%	-0.74%	5.24%
MSCI Japan Index	7.40%	3.45%	6.17%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Japan	4.18%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index – Composition

% of Index
Industrials	20.4%
Consumer Discretionary	18.2%
Health Care	12.0%
Information Technology	11.9%
Financials	9.4%
Communication Services	9.2%
Consumer Staples	8.1%
Materials	4.8%
Real Estate	3.6%
Utilities	1.7%
Energy	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI JAPAN EZJ :: XXXIX

ProShares Ultra Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 62.03%1. For the same period, the Index had a total return of 35.58%2 and a volatility of 31.34%. For the period, the Fund had an average daily volume of 157,647 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by The Nasdaq Group, Inc (the "Index Provider"). The Index is a modified capitalization-weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Nasdaq Biotechnology from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Nasdaq Biotechnology	62.03%	-4.40%	28.53%
NASDAQ Biotechnology Index	35.58%	2.55%	17.99%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Nasdaq Biotechnology	1.06%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	67%
Swap Agreements	133%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Vertex Pharmaceuticals, Inc.	5.3%
Amgen, Inc.	5.2%
Gilead Sciences, Inc.	5.0%
Regeneron Pharmaceuticals, Inc.	4.7%
Biogen, Inc.	3.8%

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	80.7%
Life Sciences Tools & Services	8.6%
Pharmaceuticals	8.6%
Health Care Providers & Services	1.0%
Health Care Equipment & Supplies	1.0%
Chemical	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XL :: BIB ULTRA NASDAQ BIOTECHNOLOGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –65.49%1. For the same period, the Index had a total return of –30.71%2 and a volatility of 52.85%. For the period, the Fund had an average daily volume of 53,900 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the oil and gas sector of the U.S. equity market. Component companies typically are engaged in the following activities related to oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Oil & Gas from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Oil & Gas	-65.49%	-29.96%	-10.96%
Dow Jones U.S. Oil & Gas Index	-30.71%	-10.81%	-0.99%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Oil & Gas	1.07%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	69%
Swap Agreements	131%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	16.7%
Chevron Corp.	15.1%
ConocoPhillips	4.0%
Phillips 66	3.0%
Kinder Morgan, Inc.	2.7%

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	91.2%
Energy Equipment & Services	7.6%
Electric Utilities	0.8%
Semiconductors & Semiconductor Equipment	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA OIL & GAS DIG :: XLI

ProShares Ultra QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 58.25%1. For the same period, the Index had a total return of 35.45%2 and a volatility of 33.62%. For the period, the Fund had an average daily volume of 1,501,271 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by the Nasdaq, Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra QQQ from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra QQQ	58.25%	28.03%	33.84%
NASDAQ-100 Index	35.45%	17.52%	19.18%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra QQQ	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Swap Agreements	120%
Futures Contracts	9%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	8.0%
Apple, Inc.	8.0%
Amazon.com, Inc.	7.0%
Facebook, Inc., Class A	3.1%
Alphabet, Inc., Class A	2.8%

NASDAQ-100 Index – Composition

% of Index
Information Technology	47.0%
Communication Services	20.8%
Consumer Discretionary	16.4%
Health Care	7.7%
Consumer Staples	5.2%
Industrials	2.2%
Utilities	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLII :: QLD ULTRA QQQ :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –30.18%1. For the same period, the Index had a total return of –7.40%2 and a volatility of 39.85%. For the period, the Fund had an average daily volume of 17,340 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITs"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Real Estate from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Real Estate	-30.18%	1.49%	11.21%
Dow Jones U.S. Real Estate Index	-7.40%	4.85%	8.97%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Real Estate	1.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	70%
Swap Agreements	130%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	7.6%
Crown Castle International Corp.	4.8%
Prologis, Inc.	4.5%
Equinix, Inc.	4.0%
Digital Realty Trust, Inc.	2.5%

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	92.7%
Mortgage Real Estate Investment Trusts (REITs)	2.8%
Professional Services	2.4%
Real Estate Management & Development	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA REAL ESTATE URE :: XLIII

ProShares Ultra Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –23.32%1. For the same period, the Index had a total return of –3.44%2 and a volatility of 40.19%. For the period, the Fund had an average daily volume of 355,192 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Russell2000 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Russell2000	-23.32%	-0.51%	11.65%
Russell 2000 Index	-3.44%	3.72%	9.22%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Russell2000	1.25%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	69%
Swap Agreements	123%
Futures Contracts	8%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Teladoc Health, Inc.	0.5%
Chegg, Inc.	0.3%
Trex Co., Inc.	0.3%
Repligen Corp.	0.3%
Immunomedics, Inc.	0.3%

Russell 2000 Index – Composition

% of Index
Health Care	22.3%
Information Technology	15.4%
Industrials	15.1%
Financials	15.0%
Consumer Discretionary	10.8%
Real Estate	6.7%
Utilities	3.8%
Materials	3.5%
Consumer Staples	3.3%
Communication Services	2.2%
Energy	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLIV :: UWM ULTRA RUSSELL2000 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 10.56%1. For the same period, the Index had a total return of 12.84%2 and a volatility of 32.96%. For the period, the Fund had an average daily volume of 2,287,140 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra S&P500® from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra S&P500®	10.56%	13.20%	21.65%
S&P 500 Index	12.84%	9.85%	13.14%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra S&P500®	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Swap Agreements	121%
Futures Contracts	8%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	3.9%
Apple, Inc.	3.7%
Amazon.com, Inc.	2.9%
Facebook, Inc., Class A	1.5%
Alphabet, Inc., Class A	1.2%

S&P 500 – Composition

% of Index
Information Technology	26.2%
Health Care	15.2%
Communication Services	11.0%
Consumer Discretionary	10.5%
Financials	10.5%
Industrials	8.0%
Consumer Staples	7.1%
Utilities	3.3%
Energy	2.9%
Real Estate	2.8%
Materials	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA S&P500® SSO :: XLV

ProShares Ultra Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 70.79%1. For the same period, the Index had a total return of 48.22%2 and a volatility of 46.37%. For the period, the Fund had an average daily volume of 45,473 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Semiconductors from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Semiconductors	70.79%	27.17%	27.17%
Dow Jones U.S. Semiconductors Index	48.22%	19.54%	18.04%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Semiconductors	1.13%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	68%
Swap Agreements	132%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Intel Corp.	14.6%
NVIDIA Corp.	11.6%
Broadcom, Inc.	6.2%
Texas Instruments, Inc.	5.9%
QUALCOMM, Inc.	5.0%

Dow Jones U.S. Semiconductors Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	99.9%
Technology Hardware & Equipment	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVI :: USD ULTRA SEMICONDUCTORS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –31.26%1. For the same period, the Index had a total return of –8.11%2 and a volatility of 40.97%. For the period, the Fund had an average daily volume of 1,957 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra SmallCap600 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra SmallCap600	-31.26%	-0.54%	13.03%
S&P SmallCap 600 Index	-8.11%	3.92%	10.02%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra SmallCap600	1.35%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	72%
Swap Agreements	128%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
TopBuild Corp.	0.5%
Exponent, Inc.	0.4%
Qualys, Inc.	0.4%
Neogen Corp.	0.4%
Strategic Education, Inc.	0.4%

S&P SmallCap 600 – Composition

% of Index
Industrials	17.7%
Information Technology	15.3%
Financials	15.3%
Consumer Discretionary	14.9%
Health Care	12.9%
Real Estate	7.1%
Materials	4.9%
Consumer Staples	3.8%
Energy	2.9%
Communication Services	2.7%
Utilities	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA SMALLCAP600 SAA :: XLVII

ProShares Ultra Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. TechnologySM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 62.84%1. For the same period, the Index had a total return of 39.10%2 and a volatility of 37.05%. For the period, the Fund had an average daily volume of 64,361 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Technology from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Technology	62.84%	32.01%	30.27%
Dow Jones U.S. Technology Index	39.10%	19.81%	17.96%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Technology	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	69%
Swap Agreements	131%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	12.8%
Apple, Inc.	12.1%
Facebook, Inc., Class A	5.0%
Alphabet, Inc., Class A	3.9%
Alphabet, Inc., Class C	3.9%

Dow Jones U.S. Technology Index – Composition

% of Index
Software & Services	38.6%
Technology Hardware & Equipment	23.0%
Media & Entertainment	19.7%
Semiconductors & Semiconductor Equipment	16.9%
Retailing	0.7%
Health Care Equipment & Services	0.7%
Telecommunication Services	0.2%
Consumer Durables & Apparel	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVIII :: ROM ULTRA TECHNOLOGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Telecommunications (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Select TelecommunicationsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –4.66%1. For the same period, the Index had a total return of 3.80%2 and a volatility of 29.15%. For the period, the Fund had an average daily volume of 924 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of U.S. stock market performance of fixed-line (regional and long-distance carriers) and mobile telephone services (cellular, satellite and paging services).

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Telecommunications from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Telecommunications	-4.66%	-4.45%	7.43%
Dow Jones U.S. Select Telecommunications Index	3.80%	1.31%	6.69%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Telecommunications	7.94%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	73%
Swap Agreements	127%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Verizon Communications, Inc.	15.2%
AT&T, Inc.	13.6%
T-Mobile US, Inc.	4.7%
Arista Networks, Inc.	3.8%
Cisco Systems, Inc.	3.7%

Dow Jones U.S. Select Telecommunications Index – Composition

% of Index
Diversified Telecommunication Services	49.3%
Communications Equipment	36.9%
Wireless Telecommunication Services	8.8%
Household Durables	5.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA TELECOMMUNICATIONS LTL :: XLIX

ProShares Ultra Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –8.74%1. For the same period, the Index had a total return of 4.24%2 and a volatility of 37.23%. For the period, the Fund had an average daily volume of 9,133 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Utilities from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares Ultra Utilities	-8.74%	12.02%	18.54%
Dow Jones U.S. Utilities Index	4.24%	9.72%	11.89%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Utilities	1.65%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	78%
Swap Agreements	122%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NextEra Energy, Inc.	10.8%
Dominion Energy, Inc.	6.0%
Duke Energy Corp.	5.4%
Southern Co. (The)	5.2%
American Electric Power Co., Inc.	3.6%

Dow Jones U.S. Utilities Index – Composition

% of Index
Electric Utilities	59.9%
Multi-Utilities	30.1%
Gas Utilities	4.5%
Water Utilities	3.6%
Independent Power and Renewable Electricity Producers	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

L :: UPW ULTRA UTILITIES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Dow Jones Industrial Average® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –25.94%1. For the same period, the Index had a total return of 4.83%2 and volatility of 35.00%. For the period, the Fund had an average daily volume of 2,355,989 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Dow30SM from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraPro Dow30SM	-25.94%	11.64%	25.24%
Dow Jones Industrial Average Index	4.83%	9.75%	12.38%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Dow30SM	0.96%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Swap Agreements	216%
Futures Contracts	10%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	6.3%
UnitedHealth Group, Inc.	6.1%
Home Depot, Inc. (The)	5.0%
Goldman Sachs Group, Inc. (The)	3.9%
Visa, Inc., Class A	3.9%

Dow Jones Industrial Average – Composition

% of Index
Information Technology	25.2%
Health Care	15.5%
Consumer Discretionary	14.4%
Financials	13.4%
Industrials	13.2%
Consumer Staples	8.9%
Communication Services	4.7%
Energy	3.7%
Materials	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO DOW30SM UDOW :: LI

ProShares UltraPro MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –43.06%1. For the same period, the Index had a total return of –0.81%2 and a volatility of 38.74%. For the period, the Fund had an average daily volume of 10,215 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro MidCap400 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraPro MidCap400	-43.06%	-5.43%	14.95%
S&P MidCap 400 Index	-0.81%	4.67%	10.44%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro MidCap400	1.32%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	61%
Swap Agreements	233%
Futures Contracts	6%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Tyler Technologies, Inc.	0.6%
Teledyne Technologies, Inc.	0.5%
Catalent, Inc.	0.5%
Masimo Corp.	0.5%
Fair Isaac Corp.	0.5%

S&P MidCap 400 – Composition

% of Index
Information Technology	16.9%
Industrials	16.1%
Financials	14.7%
Consumer Discretionary	13.5%
Health Care	11.8%
Real Estate	9.5%
Materials	6.1%
Utilities	4.4%
Consumer Staples	3.7%
Communication Services	1.9%
Energy	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LII :: UMDD ULTRAPRO MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of 65.11%1. For the same period, the Index had a total return of 35.45%2 and a volatility of 33.62%. For the period, the Fund had an average daily volume of 27,693,533 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by the Nasdaq, Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro QQQ from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraPro QQQ	65.11%	34.05%	45.94%
NASDAQ-100 Index	35.45%	17.52%	19.18%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro QQQ	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	65%
Swap Agreements	226%
Futures Contracts	9%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	7.3%
Apple, Inc.	7.3%
Amazon.com, Inc.	6.4%
Facebook, Inc., Class A	2.8%
Alphabet, Inc., Class A	2.6%

NASDAQ-100 Index – Composition

% of Index
Information Technology	47.0%
Communication Services	20.8%
Consumer Discretionary	16.4%
Health Care	7.7%
Consumer Staples	5.2%
Industrials	2.2%
Utilities	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO QQQ TQQQ :: LIII

ProShares UltraPro Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –49.27%1. For the same period, the Index had a total return of –3.44%2 and a volatility of 40.19%. For the period, the Fund had an average daily volume of 632,808 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Russell2000 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraPro Russell2000	-49.27%	-9.53%	9.03%
Russell 2000 Index	-3.44%	3.72%	9.22%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Russell2000	1.56%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Swap Agreements	222%
Futures Contracts	7%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Teladoc Health, Inc.	0.5%
Chegg, Inc.	0.3%
Trex Co., Inc.	0.3%
Repligen Corp.	0.3%
Immunomedics, Inc.	0.3%

Russell 2000 Index – Composition

% of Index
Health Care	22.3%
Information Technology	15.4%
Industrials	15.1%
Financials	15.0%
Consumer Discretionary	10.8%
Real Estate	6.7%
Utilities	3.8%
Materials	3.5%
Consumer Staples	3.3%
Communication Services	2.2%
Energy	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LIV :: URTY ULTRAPRO RUSSELL2000 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –3.23%1. For the same period, the Index had a total return of 12.84%2 and a volatility of 32.96%. For the period, the Fund had an average daily volume of 6,927,603 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro S&P500® from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraPro S&P500®	-3.23%	13.13%	27.76%
S&P 500 Index	12.84%	9.85%	13.14%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro S&P500®	0.92%	0.92%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Equity Securities	64%
Swap Agreements	229%
Futures Contracts	7%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	3.6%
Apple, Inc.	3.4%
Amazon.com, Inc.	2.6%
Facebook, Inc., Class A	1.4%
Alphabet, Inc., Class A	1.1%

S&P 500 – Composition

% of Index
Information Technology	26.2%
Health Care	15.2%
Communication Services	11.0%
Consumer Discretionary	10.5%
Financials	10.5%
Industrials	8.0%
Consumer Staples	7.1%
Utilities	3.3%
Energy	2.9%
Real Estate	2.8%
Materials	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO S&P500® UPRO :: LV

ProShares UltraPro Short 20+ Year Treasury (the "Fund") seeks investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –61.79%1. For the same period, the Index had a total return of 27.34%2 and a volatility of 21.17%. For the period, the Fund had an average daily volume of 25,880 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short 20+ Year Treasury from March 27, 2012 to May 31, 2020, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Since Inception (3/27/12)
ProShares UltraPro Short 20+ Year Treasury	-61.79%	-28.59%	-27.05%
ICE U.S. Treasury 20+ Year Bond Index	27.34%	8.54%	7.44%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short 20+ Year Treasury	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(299%)
Futures Contracts	(1%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVI :: TTT ULTRAPRO SHORT 20+ YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Dow Jones Industrial Average® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –55.65%1. For the same period, the Index had a total return of 4.83%2 and a volatility of 35.00%. For the period, the Fund had an average daily volume of 4,670,923 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Dow30SM from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraPro Short Dow30SM	-55.65%	-37.74%	-40.01%
Dow Jones Industrial Average Index	4.83%	9.75%	12.38%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Dow30SM	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(293%)
Futures Contracts	(7%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Information Technology	25.2%
Health Care	15.5%
Consumer Discretionary	14.4%
Financials	13.4%
Industrials	13.2%
Consumer Staples	8.9%
Communication Services	4.7%
Energy	3.7%
Materials	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT DOW30SM SDOW :: LVII

ProShares UltraPro Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –55.37%1. For the same period, the Index had a total return of –0.81%2 and a volatility of 38.74%. For the period, the Fund had an average daily volume of 27,149 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short MidCap400 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraPro Short MidCap400	-55.37%	-31.93%	-41.16%
S&P MidCap 400 Index	-0.81%	4.67%	10.44%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short MidCap400	4.18%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(294%)
Futures Contracts	(6%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Information Technology	16.9%
Industrials	16.1%
Financials	14.7%
Consumer Discretionary	13.5%
Health Care	11.8%
Real Estate	9.5%
Materials	6.1%
Utilities	4.4%
Consumer Staples	3.7%
Communication Services	1.9%
Energy	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVIII :: SMDD ULTRAPRO SHORT MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –78.39%1. For the same period, the Index had a total return of 35.45%2 and a volatility of 33.62%. For the period, the Fund had an average daily volume of 32,140,734 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by the Nasdaq, Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short QQQ from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraPro Short QQQ	-78.39%	-51.66%	-52.22%
NASDAQ-100 Index	35.45%	17.52%	19.18%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short QQQ	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(295%)
Futures Contracts	(5%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	47.0%
Communication Services	20.8%
Consumer Discretionary	16.4%
Health Care	7.7%
Consumer Staples	5.2%
Industrials	2.2%
Utilities	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT QQQ SQQQ :: LIX

ProShares UltraPro Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –54.50%1. For the same period, the Index had a total return of –3.44%2 and a volatility of 40.19%. For the period, the Fund had an average daily volume of 1,559,617 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Russell2000 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraPro Short Russell2000	-54.50%	-33.61%	-43.49%
Russell 2000 Index	-3.44%	3.72%	9.22%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Russell2000	1.11%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(292%)
Futures Contracts	(8%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Health Care	22.3%
Information Technology	15.4%
Industrials	15.1%
Financials	15.0%
Consumer Discretionary	10.8%
Real Estate	6.7%
Utilities	3.8%
Materials	3.5%
Consumer Staples	3.3%
Communication Services	2.2%
Energy	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LX :: SRTY ULTRAPRO SHORT RUSSELL2000 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –61.39%1. For the same period, the Index had a total return of 12.84%2 and a volatility of 32.96%. For the period, the Fund had an average daily volume of 14,740,061 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short S&P500® from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraPro Short S&P500®	-61.39%	-36.78%	-41.29%
S&P 500 Index	12.84%	9.85%	13.14%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short S&P500®	0.91%	0.91%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(294%)
Futures Contracts	(6%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	26.2%
Health Care	15.2%
Communication Services	11.0%
Consumer Discretionary	10.5%
Financials	10.5%
Industrials	8.0%
Consumer Staples	7.1%
Utilities	3.3%
Energy	2.9%
Real Estate	2.8%
Materials	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT S&P500® SPXU :: LXI

ProShares UltraShort 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –22.11%1. For the same period, the Index had a total return of 14.25%2 and a volatility of 7.64%. For the period, the Fund had an average daily volume of 24,277 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort 7-10 Year Treasury from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort 7-10 Year Treasury	-22.11%	-7.87%	-10.32%
ICE U.S. Treasury 7-10 Year Bond Index	14.25%	4.71%	4.99%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort 7-10 Year Treasury	0.97%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Futures Contracts	(1%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXII :: PST ULTRASHORT 7-10 YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –44.80%1. For the same period, the Index had a total return of 27.34%2 and a volatility of 21.17%. For the period, the Fund had an average daily volume of 2,878,439 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort 20+ Year Treasury from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort 20+ Year Treasury	-44.80%	-18.41%	-20.30%
ICE U.S. Treasury 20+ Year Bond Index	27.34%	8.55%	8.55%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort 20+ Year Treasury	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020.See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(201%)
Futures Contracts	(0%)
Total Exposure	(201%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT 20+ YEAR TREASURY TBT :: LXIII

ProShares UltraShort Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –38.64%1. For the same period, the Index had a total return of 5.94%2 and a volatility of 36.92%. For the period, the Fund had an average daily volume of 10,323 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Basic Materials from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Basic Materials	-38.64%	-18.00%	-24.09%
Dow Jones U.S. Basic Materials Index	5.94%	2.95%	6.51%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Basic Materials	2.15%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Basic Materials Index – Composition

% of Index
Chemicals	81.4%
Metals & Mining	18.4%
Paper & Forest Products	0.2%
Oil, Gas & Consumable Fuels	0.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXIV :: SMN ULTRASHORT BASIC MATERIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Communication Services Select Sector (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P Communication Services Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –42.22%1. For the same period, the Index had a total return of 16.02%2 and a volatility of 31.06%. For the period, the Fund had an average daily volume of 843 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the communication services industry group of the S&P 500 Index ("S&P 500"). The Index is one of eleven (11) of the S&P Select Sector Indices, each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard ("GICS"), which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index includes equity securities of companies from the following industries: diversified telecommunications services; wireless telecommunications services; media; entertainment; and interactive media & services.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares ProShares UltraShort Communication Services Select Sector from January 15, 2019 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Since Inception (1/15/19)
ProShares UltraShort Communication Services Select Sector	-42.22%	-38.51%
S&P Communication Services Select Sector Index	16.02%	16.15%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Communication Services Select Sector	3.08%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Communication Services Select Sector Index – Composition

% of Index
Interactive Media & Services	47.4%
Entertainment	20.5%
Media	18.0%
Diversified Telecommunication Services	8.8%
Wireless Telecommunication Services	5.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT COMMUNICATION SERVICES SELECT SECTOR YCOM :: LXV

ProShares UltraShort Consumer Goods (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. Consumer GoodsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –35.81%1. For the same period, the Index had a total return of 11.48%2 and a volatility of 29.63%. For the period, the Fund had an average daily volume of 5,153 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Goods from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Goods	-35.81%	-16.92%	-24.42%
Dow Jones U.S. Consumer Goods Index	11.48%	6.07%	11.36%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Consumer Goods	3.75%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(201%)
Total Exposure	(201%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Goods Index – Composition

% of Index
Food, Beverage & Tobacco	44.1%
Household & Personal Products	22.7%
Consumer Durables & Apparel	14.9%
Automobiles & Components	10.5%
Media & Entertainment	5.2%
Retailing	1.0%
Capital Goods	0.9%
Food & Staples Retailing	0.4%
Diversified Financials	0.2%
Commercial & Professional Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVI :: SZK ULTRASHORT CONSUMER GOODS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Consumer Services (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. Consumer ServicesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –33.62%1. For the same period, the Index had a total return of 11.20%2 and a volatility of 29.78%. For the period, the Fund had an average daily volume of 6,520 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Services from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Services	-33.62%	-24.58%	-31.54%
Dow Jones U.S. Consumer Services Index	11.20%	10.74%	15.88%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Consumer Services	7.14%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(201%)
Total Exposure	(201%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Services Index – Composition

% of Index
Retailing	49.9%
Media & Entertainment	22.0%
Consumer Services	13.4%
Food & Staples Retailing	10.5%
Transportation	1.8%
Commercial & Professional Services	1.5%
Health Care Equipment & Services	0.8%
Software & Services	0.1%
Capital Goods	0.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT CONSUMER SERVICES SCC :: LXVII

ProShares UltraShort Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones Industrial Average® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –33.99%1. For the same period, the Index had a total return of 4.83%2 and a volatility of 35.00%. For the period, the Fund had an average daily volume of 1,542,675 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Dow30SM from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Dow30SM	-33.99%	-24.06%	-26.81%
Dow Jones Industrial Average Index	4.83%	9.75%	12.38%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Dow30SM	1.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(192%)
Futures Contracts	(8%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Information Technology	25.2%
Health Care	15.5%
Consumer Discretionary	14.4%
Financials	13.4%
Industrials	13.2%
Consumer Staples	8.9%
Communication Services	4.7%
Energy	3.7%
Materials	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVIII :: DXD ULTRASHORT DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –28.50%1. For the same period, the Index had a total return of –5.37%2 and a volatility of 40.61%. For the period, the Fund had an average daily volume of 123,911 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Financials from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Financials	-28.50%	-22.38%	-27.48%
Dow Jones U.S. Financials Index	-5.37%	6.38%	9.88%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Financials	1.20%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index – Composition

% of Index
Diversified Financials	28.9%
Banks	23.5%
Real Estate	21.3%
Insurance	13.0%
Software & Services	12.8%
Commercial & Professional Services	0.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT FINANCIALS SKF :: LXIX

ProShares UltraShort FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the FTSE China 50 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –20.64%1. For the same period, the Index had a total return of –0.27%2 and a volatility of 23.55%. For the period, the Fund had an average daily volume of 83,538 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort FTSE China 50 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort FTSE China 50	-20.64%	-13.26%	-22.12%
FTSE China 50 Index	-0.27%	-1.41%	3.05%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort FTSE China 50	1.20%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Financials	43.3%
Communication Services	17.6%
Consumer Discretionary	11.6%
Real Estate	9.2%
Energy	8.0%
Information Technology	3.5%
Industrials	2.5%
Utilities	2.2%
Materials	1.7%
Health Care	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXX :: FXP ULTRASHORT FTSE CHINA 50 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the FTSE Developed Europe All Cap Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –17.37%1. For the same period, the Index had a total return of –3.93%2 and a volatility of 26.84%. For the period, the Fund had an average daily volume of 22,193 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the United Kingdom.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort FTSE Europe from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Index performance through April 22, 2013 reflects the performance of the MSCI Europe Index. Index performance beginning on April 23, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning on September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort FTSE Europe	-17.37%	-10.99%	-23.72%
FTSE Developed Europe All Cap Index®	-3.93%	0.30%	5.32%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort FTSE Europe	1.31%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe All Cap
Index – Country

% of Index
United Kingdom	21.8%
Switzerland	16.4%
France	15.0%
Germany	14.0%
Others	7.1%
Netherlands	7.0%
Sweden	5.5%
Spain	3.9%
Denmark	3.7%
Italy	3.4%
Finland	2.2%
FTSE Developed Europe All Cap
Index – Composition

% of Index
Health Care	16.2%
Financials	15.0%
Industrials	14.2%
Consumer Staples	13.6%
Consumer Discretionary	9.5%
Materials	7.6%
Information Technology	7.4%
Utilities	4.8%
Energy	4.6%
Communication Services	4.4%
Real Estate	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT FTSE EUROPE EPV :: LXXI

ProShares UltraShort Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. Health CareSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –46.77%1. For the same period, the Index had a total return of 22.68%2 and a volatility of 29.20%. For the period, the Fund had an average daily volume of 4,394 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Health Care from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Health Care	-46.77%	-22.87%	-31.85%
Dow Jones U.S. Health Care Index	22.68%	8.87%	16.19%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Health Care	4.94%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Health Care Index – Composition

% of Index
Pharmaceuticals	28.7%
Health Care Equipment & Supplies	25.3%
Biotechnology	19.1%
Health Care Providers & Services	18.6%
Life Sciences Tools & Services	8.0%
Health Care Technology	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXII :: RXD ULTRASHORT HEALTH CARE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. IndustrialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –33.71%1. For the same period, the Index had a total return of 2.03%2 and a volatility of 36.77%. For the period, the Fund had an average daily volume of 14,035 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Industrials from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Industrials	-33.71%	-24.30%	-29.58%
Dow Jones U.S. Industrials Index	2.03%	8.42%	12.47%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Industrials	3.38%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Industrials Index – Composition

% of Index
Capital Goods	48.4%
Software & Services	21.6%
Transportation	12.3%
Materials	6.1%
Commercial & Professional Services	6.0%
Technology Hardware & Equipment	5.3%
Pharmaceuticals, Biotechnology & Life Sciences	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1   Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT INDUSTRIALS SIJ :: LXXIII

ProShares UltraShort MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –32.29%1. For the same period, the Index had a total return of –0.81%2 and a volatility of 38.74%. For the period, the Fund had an average daily volume of 17,778 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort MidCap400 from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort MidCap400	-32.29%	-18.84%	-26.91%
S&P MidCap 400 Index	-0.81%	4.67%	10.44%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MidCap400	2.90%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(192%)
Futures Contracts	(8%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Information Technology	16.9%
Industrials	16.1%
Financials	14.7%
Consumer Discretionary	13.5%
Health Care	11.8%
Real Estate	9.5%
Materials	6.1%
Utilities	4.4%
Consumer Staples	3.7%
Communication Services	1.9%
Energy	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXIV :: MZZ ULTRASHORT MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the MSCI Brazil 25/50 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –19.34%1. For the same period, the Index had a total return –33.43%2 and a volatility of 52.03%. For the period, the Fund had an average daily volume of 272,542 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. The Index covers approximately 85% of the free float-adjusted market capitalization in Brazil.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort MSCI Brazil Capped from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Brazil Capped	-19.34%	-37.37%	-22.24%
MSCI Brazil 25/50 Index	-33.43%	-0.38%	-5.09%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Brazil Capped	1.14%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(201%)
Total Exposure	(201%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index – Composition

% of Index
Financials	28.6%
Materials	15.8%
Energy	12.2%
Consumer Staples	11.8%
Consumer Discretionary	10.4%
Industrials	8.1%
Utilities	6.1%
Health Care	2.8%
Telecommunication Services	2.6%
Real Estate	1.2%
Information Technology	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI BRAZIL CAPPED BZQ :: LXXV

ProShares UltraShort MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the MSCI EAFE Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –15.05%1. For the same period, the Index had a total return of –2.81%2 and a volatility of 21.59%. For the period, the Fund had an average daily volume of 3,243 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI EAFE from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI EAFE	-15.05%	-9.30%	-18.99%
MSCI EAFE Index	-2.81%	0.79%	5.27%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI EAFE	2.87%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	26.4%
United Kingdom	14.5%
France	10.6%
Switzerland	10.3%
Others	9.9%
Germany	8.8%
Australia	6.5%
Netherlands	4.3%
Hong Kong	3.3%
Sweden	2.9%
Spain	2.5%

MSCI EAFE Index – Composition

% of Index
Financials	15.7%
Health Care	14.7%
Industrials	14.6%
Consumer Staples	12.2%
Consumer Discretionary	11.6%
Information Technology	8.0%
Materials	7.0%
Communication Services	5.4%
Utilities	4.1%
Energy	3.5%
Real Estate	3.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVI :: EFU ULTRASHORT MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the MSCI Emerging Markets Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –17.70%1. For the same period, the Index had a total return of –4.39%2 and a volatility of 22.21%. For the period, the Fund had an average daily volume of 32,774 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted market capitalization in emerging market countries.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Emerging Markets from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Emerging Markets	-17.70%	-14.84%	-18.07%
MSCI Emerging Markets Index	-4.39%	0.88%	2.46%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Emerging Markets	1.26%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

% of Index
China	39.1%
Taiwan	12.5%
Korea	11.9%
Others	9.0%
India	8.1%
Brazil	5.1%
South Africa	3.8%
Russia	3.6%
Saudi Arabia	2.6%
Thailand	2.4%
Mexico	1.9%

MSCI Emerging Markets
Index – Composition

% of Index
Financials	20.2%
Information Technology	16.7%
Consumer Discretionary	15.9%
Communication Services	13.0%
Materials	7.1%
Consumer Staples	6.7%
Energy	6.4%
Industrials	5.0%
Health Care	3.8%
Real Estate	2.7%
Utilities	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI EMERGING MARKETS EEV :: LXXVII

ProShares UltraShort MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the MSCI Japan Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –24.89%1. For the same period, the Index had a total return of 7.40%2 and a volatility of 19.57%. For the period, the Fund had an average daily volume of 15,289 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index adjusts the market capitalization of Index constituents for free float and targets for Index inclusion 85% of the free float-adjusted market capitalization in each industry group in Japan.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Japan from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions. group in Japan.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Japan	-24.89%	-12.78%	-19.08%
MSCI Japan Index	7.40%	3.45%	6.17%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Japan	2.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index – Composition

% of Index
Industrials	20.4%
Consumer Discretionary	18.2%
Health Care	12.0%
Information Technology	11.9%
Financials	9.4%
Communication Services	9.2%
Consumer Staples	8.1%
Materials	4.8%
Real Estate	3.6%
Utilities	1.7%
Energy	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVIII :: EWV ULTRASHORT MSCI JAPAN :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –58.25%1. For the same period, the Index had a total return of 35.58%2 and a volatility of 31.34%. For the period, the Fund had an average daily volume of 99,968 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by The Nasdaq Group, Inc. (the "Index Provider"). The Index is a modified capitalization-weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Nasdaq Biotechnology from May 31, 2010 to May 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Nasdaq Biotechnology	-58.25%	-21.88%	-40.25%
NASDAQ Biotechnology Index	35.58%	2.55%	17.99%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Nasdaq Biotechnology	1.21%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	80.7%
Life Sciences Tools & Services	8.6%
Pharmaceuticals	8.6%
Health Care Providers & Services	1.0%
Health Care Equipment & Supplies	1.0%
Chemicals	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT NASDAQ BIOTECHNOLOGY BIS :: LXXIX

ProShares UltraShort Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31,2020, the Fund had a total return of –2.59%1. For the same period, the Index had a total return of –30.71%2 and a volatility of 52.85%. For the period, the Fund had an average daily volume of 60,084 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the oil and gas sector of the U.S. equity market. Component companies typically are engaged in the following activities related to the oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Oil & Gas from May 31, 2010 to May 31,2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Oil & Gas	-2.59%	-2.42%	-16.58%
Dow Jones U.S. Oil & Gas Index	-30.71%	-10.81%	-0.99%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Oil & Gas	1.31%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	91.2%
Energy Equipment & Services	7.6%
Electric Utilities	0.8%
Semiconductors & Semiconductor Equipment	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXX :: DUG ULTRASHORT OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31,2020, the Fund had a total return of –59.49%1. For the same period, the Index had a total return of 35.45%2 and a volatility of 33.62%. For the period, the Fund had an average daily volume of 5,035,438 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by the Nasdaq, Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort QQQ from May 31, 2010 to May 31,2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort QQQ	-59.49%	-35.38%	-36.59%
NASDAQ-100 Index	35.45%	17.52%	19.18%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort QQQ	1.03%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(194%)
Futures Contracts	(6%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	47.0%
Communication Services	20.8%
Consumer Discretionary	16.4%
Health Care	7.7%
Consumer Staples	5.2%
Industrials	2.2%
Utilities	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT QQQ QID :: LXXXI

ProShares UltraShort Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31,2020, the Fund had a total return of –22.18%1. For the same period, the Index had a total return of –7.40%2 and a volatility of 39.85%. For the period, the Fund had an average daily volume of 95,015 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITs"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Real Estate from May 31, 2010 to May 31,2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Real Estate	-22.18%	-18.82%	-25.31%
Dow Jones U.S. Real Estate Index	-7.40%	4.85%	8.97%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Real Estate	1.32%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	92.7%
Mortgage Real Estate Investment Trusts (REITs)	2.8%
Professional Services	2.4%
Real Estate Management & Development	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXII :: SRS ULTRASHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –30.85%1. For the same period, the Index had a total return of –3.44%2 and a volatility of 40.19%. For the period, the Fund had an average daily volume of 1,452,736 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Russell2000 from May 31, 2010 to May 31,2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Russell2000	-30.85%	-19.67%	-28.20%
Russell 2000 Index	-3.44%	3.72%	9.22%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Russell2000	1.08%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(191%)
Futures Contracts	(9%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Health Care	22.3%
Information Technology	15.4%
Industrials	15.1%
Financials	15.0%
Consumer Discretionary	10.8%
Real Estate	6.7%
Utilities	3.8%
Materials	3.5%
Consumer Staples	3.3%
Communication Services	2.2%
Energy	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT RUSSELL2000 TWM :: LXXXIII

ProShares UltraShort S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31,2020, the Fund had a total return of –40.80%1. For the same period, the Index had a total return of 12.84%2 and a volatility of 32.96%. For the period, the Fund had an average daily volume of 10,954,979 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2020, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort S&P500® from May 31, 2010 to May 31,2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort S&P500®	-40.80%	-23.52%	-27.78%
S&P 500 Index	12.84%	9.85%	13.14%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort S&P500®	0.89%	0.89%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(194%)
Futures Contracts	(6%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	26.2%
Health Care	15.2%
Communication Services	11.0%
Consumer Discretionary	10.5%
Financials	10.5%
Industrials	8.0%
Consumer Staples	7.1%
Utilities	3.3%
Energy	2.9%
Real Estate	2.8%
Materials	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXIV :: SDS ULTRASHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31,2020, the Fund had a total return of –75.16%1. For the same period, the Index had a total return of 48.22%2 and a volatility of 46.37%. For the period, the Fund had an average daily volume of 36,555 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Semiconductors from May 31, 2010 to May 31,2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Semiconductors	-75.16%	-44.95%	-41.13%
Dow Jones U.S. Semiconductors Index	48.22%	19.54%	18.04%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Semiconductors	2.47%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Semiconductors Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	99.9%
Technology Hardware & Equipment	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT SEMICONDUCTORS SSG :: LXXXV

ProShares UltraShort SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31,2020, the Fund had a total return of –24.97%1. For the same period, the Index had a total return of –8.11%2 and a volatility of 40.97%. For the period, the Fund had an average daily volume of 19,200 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counter party becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort SmallCap600 from May 31, 2010 to May 31,2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort SmallCap600	-24.97%	-20.02%	-28.64%
S&P SmallCap 600 Index	-8.11%	3.92%	10.02%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort SmallCap600	3.39%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Industrials	17.7%
Information Technology	15.3%
Financials	15.3%
Consumer Discretionary	14.9%
Health Care	12.9%
Real Estate	7.1%
Materials	4.9%
Consumer Staples	3.8%
Energy	2.9%
Communication Services	2.7%
Utilities	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXVI :: SDD ULTRASHORT SMALLCAP600 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. TechnologySM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2020, the Fund had a total return of –64.62%1. For the same period, the Index had a total return of 39.10%2 and a volatility of 37.05%. For the period, the Fund had an average daily volume of 23,051 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Technology from May 31, 2010 to May 31,2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Technology	-64.62%	-39.85%	-36.64%
Dow Jones U.S. Technology Index	39.10%	19.81%	17.96%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Technology	2.68%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Technology Index – Composition

% of Index
Software & Services	38.6%
Technology Hardware & Equipment	23.0%
Media & Entertainment	19.7%
Semiconductors & Semiconductor Equipment	16.9%
Retailing	0.7%
Health Care Equipment & Services	0.7%
Telecommunication Services	0.2%
Consumer Durables & Apparel	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT TECHNOLOGY REW :: LXXXVII

ProShares UltraShort Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31,2020, the Fund had a total return of –37.75%1. For the same period, the Index had a total return of 4.24%2 and a volatility of 37.23%. For the period, the Fund had an average daily volume of 11,699 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities.

During the year ended May 31, 2020, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Utilities from May 31, 2010 to May 31,2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/20

	One Year	Five Years	Ten Years
ProShares UltraShort Utilities	-37.75%	-25.55%	-26.89%
Dow Jones U.S. Utilities Index	4.24%	9.72%	11.89%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Utilities	2.41%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/20

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Utilities Index – Composition

% of Index
Electric Utilities	59.9%
Multi-Utilities	30.1%
Gas Utilities	4.5%
Water Utilities	3.6%
Independent Power and Renewable Electricity Producers	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXVIII :: SDP ULTRASHORT UTILITIES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

EXPENSE EXAMPLES

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: MAY 31, 2020 :: LXXXIX

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2020.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2020.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2019	Ending Account Value 05/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short 7-10 Year Treasury
Actual	$1,000.00	$906.90	$4.53	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Short 20+ Year Treasury
Actual	$1,000.00	$818.90	$4.27	0.94%
Hypothetical	$1,000.00	$1,020.30	$4.75	0.94%
Short Basic Materials
Actual	$1,000.00	$957.20	$4.65	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Short Dow30SM
Actual	$1,000.00	$981.60	$4.71	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Short Financials
Actual	$1,000.00	$1,046.00	$4.86	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Short FTSE China 50
Actual	$1,000.00	$959.60	$4.65	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Short High Yield
Actual	$1,000.00	$995.70	$4.74	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Short MidCap400
Actual	$1,000.00	$989.00	$4.72	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%

XC :: ProShares Trust :: EXPENSE EXAMPLES (Unaudited)

	Beginning Account Value 12/1/2019	Ending Account Value 05/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short MSCI EAFE
Actual	$1,000.00	$1,051.40	$4.87	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Short MSCI Emerging Markets
Actual	$1,000.00	$1,009.90	$4.77	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Short Oil & Gas
Actual	$1,000.00	$1,142.40	$5.09	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Short QQQ
Actual	$1,000.00	$798.80	$4.27	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Short Real Estate
Actual	$1,000.00	$1,024.90	$4.81	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Short Russell2000
Actual	$1,000.00	$1,004.00	$4.76	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Short S&P500®
Actual	$1,000.00	$931.30	$4.39	0.91%
Hypothetical	$1,000.00	$1,020.45	$4.60	0.91%
Short SmallCap600
Actual	$1,000.00	$1,060.50	$4.89	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra 7-10 Year Treasury
Actual	$1,000.00	$1,198.10	$5.22	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra 20+ Year Treasury
Actual	$1,000.00	$1,323.70	$5.52	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Basic Materials
Actual	$1,000.00	$752.80	$4.16	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Communication Services Select Sector
Actual	$1,000.00	$970.40	$4.68	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Consumer Goods
Actual	$1,000.00	$871.60	$4.45	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Consumer Services
Actual	$1,000.00	$912.20	$4.54	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%

EXPENSE EXAMPLES (Unaudited) :: ProShares Trust :: XCI

	Beginning Account Value 12/1/2019	Ending Account Value 05/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra Dow30SM
Actual	$1,000.00	$736.00	$4.12	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Financials
Actual	$1,000.00	$574.10	$3.74	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra FTSE China 50
Actual	$1,000.00	$876.70	$4.46	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra FTSE Europe
Actual	$1,000.00	$685.40	$4.00	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Health Care
Actual	$1,000.00	$1,030.00	$4.82	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra High Yield
Actual	$1,000.00	$917.80	$4.70	0.98%
Hypothetical	$1,000.00	$1,020.10	$4.95	0.98%
Ultra Industrials
Actual	$1,000.00	$687.00	$4.01	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra MidCap400
Actual	$1,000.00	$669.10	$3.96	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra MSCI Brazil Capped
Actual	$1,000.00	$285.60	$3.05	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra MSCI EAFE
Actual	$1,000.00	$710.90	$4.06	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra MSCI Emerging Markets
Actual	$1,000.00	$733.60	$4.12	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra MSCI Japan
Actual	$1,000.00	$831.60	$4.35	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Nasdaq Biotechnology
Actual	$1,000.00	$1,163.20	$5.14	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Oil & Gas
Actual	$1,000.00	$355.80	$3.22	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%

XCII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2019	Ending Account Value 05/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra QQQ
Actual	$1,000.00	$1,163.70	$5.14	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Real Estate
Actual	$1,000.00	$602.30	$3.81	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Russell2000
Actual	$1,000.00	$633.20	$3.88	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra S&P500®
Actual	$1,000.00	$854.50	$4.27	0.92%
Hypothetical	$1,000.00	$1,020.40	$4.65	0.92%
Ultra Semiconductors
Actual	$1,000.00	$1,016.50	$4.79	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra SmallCap600
Actual	$1,000.00	$559.20	$3.70	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Technology
Actual	$1,000.00	$1,127.00	$5.05	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Telecommunications
Actual	$1,000.00	$854.30	$4.40	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Utilities
Actual	$1,000.00	$784.90	$4.24	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraPro Dow30SM
Actual	$1,000.00	$523.20	$3.62	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraPro MidCap400
Actual	$1,000.00	$432.70	$3.40	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraPro QQQ
Actual	$1,000.00	$1,067.40	$4.91	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraPro Russell2000
Actual	$1,000.00	$390.30	$3.30	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraPro S&P500®
Actual	$1,000.00	$668.90	$3.92	0.94%
Hypothetical	$1,000.00	$1,020.30	$4.75	0.94%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCIII

	Beginning Account Value 12/1/2019	Ending Account Value 05/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraPro Short 20+ Year Treasury
Actual	$1,000.00	$492.00	$3.54	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraPro Short Dow30SM
Actual	$1,000.00	$669.80	$3.97	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraPro Short MidCap400
Actual	$1,000.00	$650.20	$3.92	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraPro Short QQQ
Actual	$1,000.00	$375.90	$3.27	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraPro Short Russell2000
Actual	$1,000.00	$666.30	$3.96	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraPro Short S&P500®
Actual	$1,000.00	$597.10	$3.75	0.94%
Hypothetical	$1,000.00	$1,020.30	$4.75	0.94%
UltraShort 7-10 Year Treasury
Actual	$1,000.00	$820.50	$4.32	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort 20+ Year Treasury
Actual	$1,000.00	$645.60	$3.78	0.92%
Hypothetical	$1,000.00	$1,020.40	$4.65	0.92%
UltraShort Basic Materials
Actual	$1,000.00	$812.10	$4.30	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort Communication Services Select Sector
Actual	$1,000.00	$739.70	$4.13	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort Consumer Goods
Actual	$1,000.00	$828.80	$4.34	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort Consumer Services
Actual	$1,000.00	$812.60	$4.30	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort Dow30SM
Actual	$1,000.00	$860.60	$4.42	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort Financials
Actual	$1,000.00	$940.50	$4.61	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%

XCIV :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2019	Ending Account Value 05/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort FTSE China 50
Actual	$1,000.00	$857.40	$4.41	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort FTSE Europe
Actual	$1,000.00	$1,001.80	$4.75	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort Health Care
Actual	$1,000.00	$709.20	$4.06	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort Industrials
Actual	$1,000.00	$881.90	$4.47	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort MidCap400
Actual	$1,000.00	$857.30	$4.41	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort MSCI Brazil Capped
Actual	$1,000.00	$922.00	$4.56	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort MSCI EAFE
Actual	$1,000.00	$1,022.50	$4.80	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort MSCI Emerging Markets
Actual	$1,000.00	$925.90	$4.57	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort MSCI Japan
Actual	$1,000.00	$972.10	$4.68	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort Nasdaq Biotechnology
Actual	$1,000.00	$619.50	$3.85	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort Oil & Gas
Actual	$1,000.00	$1,029.60	$4.82	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort QQQ
Actual	$1,000.00	$577.00	$3.75	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort Real Estate
Actual	$1,000.00	$921.10	$4.56	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort Russell2000
Actual	$1,000.00	$877.70	$4.46	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCV

	Beginning Account Value 12/1/2019	Ending Account Value 05/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort S&P500®
Actual	$1,000.00	$783.50	$4.10	0.92%
Hypothetical	$1,000.00	$1,020.40	$4.65	0.92%
UltraShort Semiconductors
Actual	$1,000.00	$475.20	$3.50	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort SmallCap600
Actual	$1,000.00	$972.60	$4.68	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort Technology
Actual	$1,000.00	$547.40	$3.68	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%
UltraShort Utilities
Actual	$1,000.00	$740.30	$4.13	0.95%
Hypothetical	$1,000.00	$1,020.25	$4.80	0.95%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 183/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

XCVI :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: 1

Investments	Principal Amount	Value
Short-Term Investments — 103.6%
Repurchase Agreements (a) — 98.7%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $15,300,425 (Cost $15,300,363)	$15,300,363	$15,300,363
U.S. Treasury Obligations (b) — 4.9%
U.S. Treasury Bills
1.80%, 6/18/2020 (c)	380,000	379,979
1.80%, 7/16/2020 (c)	380,000	379,942
Total U.S. Treasury Obligations (Cost $758,840)		759,921
Total Short-Term Investments (Cost $16,059,203)		16,060,284
Total Investments — 103.6% (Cost $16,059,203)		16,060,284
Liabilities in excess of other assets — (3.6%)		(553,127)
Net Assets — 100.0%		$15,507,157

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $759,905.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,081
Aggregate gross unrealized depreciation	(1,980,145)
Net unrealized depreciation	$(1,979,064)
Federal income tax cost	$16,059,203

Futures Contracts Sold

Short 7-10 Year Treasury had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	5	9/21/2020	USD	$695,313	$(1,101)

See accompanying notes to the financial statements.

2 :: TBX SHORT 7-10 YEAR TREASURY :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(4,381,779)	11/6/2021	Bank of America NA	0.22%	ICE U.S. Treasury 7-10 Year Bond Index	(394,042)	—	394,042	—
(10,581,186)	11/8/2021	Citibank NA	0.25%	ICE U.S. Treasury 7-10 Year Bond Index	(1,585,002)	599,002	986,000	—
(14,962,965)					(1,979,044)
				Total Unrealized Depreciation	(1,979,044)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT 7-10 YEAR TREASURY TBX :: 3

Investments	Principal Amount	Value
Short-Term Investments — 112.3%
Repurchase Agreements (a) — 61.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $97,632,556 (Cost $97,632,150)	$97,632,150	$97,632,150
U.S. Treasury Obligations (b) — 51.2%
U.S. Treasury Bills
1.13%, 6/4/2020 (c)	33,000,000	32,999,766
0.26%, 6/11/2020 (c)	8,000,000	7,999,778
0.77%, 6/18/2020 (c)	7,000,000	6,999,619
0.39%, 6/25/2020 (c)	3,000,000	2,999,785
0.39%, 7/2/2020 (c)	3,000,000	2,999,664
1.31%, 7/9/2020 (c)	7,000,000	6,999,095
1.51%, 7/16/2020 (c)	3,000,000	2,999,541
1.51%, 8/13/2020 (c)	4,000,000	3,998,996
0.64%, 9/3/2020 (c)	7,000,000	6,997,375
0.52%, 9/10/2020 (c)	7,000,000	6,997,005
Total U.S. Treasury Obligations (Cost $81,942,854)		81,990,624
Total Short-Term Investments (Cost $179,575,004)		179,622,774
Total Investments — 112.3% (Cost $179,575,004)		179,622,774
Liabilities in excess of other assets — (12.3%)		(19,701,681)
Net Assets — 100.0%		$159,921,093

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $8,411,055.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,277,496
Aggregate gross unrealized depreciation	(9,517,701)
Net unrealized depreciation	$(5,240,205)
Federal income tax cost	$179,575,004

Futures Contracts Sold

Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	1	9/21/2020	USD	$178,375	$(493)

See accompanying notes to the financial statements.

4 :: TBF SHORT 20+ YEAR TREASURY :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(12,563,260)	12/7/2020	Citibank NA	0.23%	ICE U.S. Treasury 20+ Year Bond Index	(3,258)	3,258	—	—
(117,180,695)	11/6/2020	Goldman Sachs International	0.13%	ICE U.S. Treasury 20+ Year Bond Index	(9,513,950)	8,052,227	1,194,000	(267,723)
(31,535,965)	11/6/2020	Societe Generale	0.10%	ICE U.S. Treasury 20+ Year Bond Index	4,229,726	(4,039,726)	(190,000)	—
(161,279,920)					(5,287,482)
				Total Unrealized Appreciation	4,229,726
				Total Unrealized Depreciation	(9,517,208)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT 20+ YEAR TREASURY TBF :: 5

Investments	Principal Amount	Value
Short-Term Investments — 88.5%
Repurchase Agreements (a) — 88.5%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $1,503,656 (Cost $1,503,651)	$1,503,651	$1,503,651
Total Investments — 88.5% (Cost $1,503,651)		1,503,651
Other assets less liabilities — 11.5%		196,178
Net Assets — 100.0%		$1,699,829

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$151,057
Aggregate gross unrealized depreciation	(227,592)
Net unrealized depreciation	$(76,535)
Federal income tax cost	$1,503,651

Swap Agreementsa

Short Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(195,284)	12/7/2020	Bank of America NA	0.28%	Dow Jones U.S. Basic MaterialsSM Index	(227,592)	—	30,000	(197,592)
(295,957)	11/8/2021	Credit Suisse International	(0.22)%	Dow Jones U.S. Basic MaterialsSM Index	41,270	—	—	41,270
(9,524)	1/6/2021	Morgan Stanley & Co. International plc	0.27%	Dow Jones U.S. Basic MaterialsSM Index	869	—	—	869
(505,138)	1/6/2021	Societe Generale	(0.07)%	Dow Jones U.S. Basic MaterialsSM Index	19,785	—	—	19,785
(692,448)	11/8/2021	UBS AG	0.03%	Dow Jones U.S. Basic MaterialsSM Index	89,133	(89,133)	—	—
(1,698,351)					(76,535)
				Total Unrealized Appreciation	151,057
				Total Unrealized Depreciation	(227,592)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

6 :: SBM SHORT BASIC MATERIALS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 106.9%
Repurchase Agreements (a) — 30.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $151,605,381 (Cost $151,604,748)	$151,604,748	$151,604,748
U.S. Treasury Obligations (b) — 76.7%
U.S. Treasury Bills
1.15%, 6/4/2020 (c)	30,000,000	29,999,775
0.28%, 6/11/2020 (c)	9,000,000	8,999,719
0.64%, 6/18/2020 (c)	9,000,000	8,999,490
0.39%, 6/25/2020 (c)	4,000,000	3,999,700
0.39%, 7/2/2020 (c)	4,000,000	3,999,569
1.31%, 7/9/2020 (c)	6,000,000	5,999,145
0.24%, 7/16/2020 (c)	28,000,000	27,995,319
0.10%, 8/6/2020 (c)	25,000,000	24,993,927
1.51%, 8/13/2020 (c)	3,000,000	2,999,232
0.15%, 8/20/2020 (c)	50,000,000	49,984,028
0.11%, 8/27/2020 (c)	25,000,000	24,991,995
0.64%, 9/3/2020 (c)	7,000,000	6,997,309
0.52%, 9/10/2020 (c)	6,000,000	5,997,454
0.10%, 9/17/2020 (c)	25,000,000	24,988,375
0.12%, 10/15/2020 (c)	50,000,000	49,971,195
0.13%, 10/22/2020 (c)	30,000,000	29,981,827
0.12%, 10/29/2020 (c)	25,000,000	24,984,375
0.15%, 11/12/2020 (c)	25,000,000	24,982,347
0.11%, 12/3/2020 (c)	25,000,000	24,979,637
Total U.S. Treasury Obligations (Cost $385,828,447)		385,844,418
Total Short-Term Investments (Cost $537,433,195)		537,449,166
Total Investments — 106.9% (Cost $537,433,195)		537,449,166
Liabilities in excess of other assets — (6.9%)		(34,863,709)
Net Assets — 100.0%		$502,585,457

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $69,885,295.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,960,592
Aggregate gross unrealized depreciation	(56,327,709)
Net unrealized depreciation	$(49,367,117)
Federal income tax cost	$537,433,195

Futures Contracts Sold

Short Dow30SM had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
DJIA CBOT E-Mini Index	333	6/19/2020	USD	$42,192,765	$(2,255,048)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT DOW30SM DOG :: 7

Swap Agreementsa

Short Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(47,280,916)	11/6/2020	Bank of America NA	0.08%	Dow Jones Industrial AverageSM	(5,913,630)	—	5,913,630	—
(117,193,819)	11/6/2020	BNP Paribas SA	(0.47)%	Dow Jones Industrial AverageSM	(12,131,611)	12,131,611	—	—
(17,387,430)	1/20/2021	Citibank NA	(0.19)%	Dow Jones Industrial AverageSM	(6,095,861)	5,835,861	260,000	—
(96,379,669)	11/8/2021	Credit Suisse International	(0.22)%	Dow Jones Industrial AverageSM	(3,910,953)	—	3,910,953	—
(81,022,887)	12/7/2020	Goldman Sachs International	(0.29)%	Dow Jones Industrial AverageSM	6,918,365	(6,918,365)	—	—
(23,707,825)	1/6/2021	Societe Generale	0.03%	Dow Jones Industrial AverageSM	(2,461,169)	2,461,169	—	—
(77,390,615)	11/6/2020	UBS AG	(0.42)%	Dow Jones Industrial AverageSM	(23,533,181)	23,533,181	—	—
(460,363,161)					(47,128,040)
				Total Unrealized Appreciation	6,918,365
				Total Unrealized Depreciation	(54,046,405)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

8 :: DOG SHORT DOW30SM :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 88.4%
Repurchase Agreements (a) — 86.3%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $27,856,176 (Cost $27,856,061)	$27,856,061	$27,856,061
U.S. Treasury Obligations (b) — 2.1%
U.S. Treasury Bills
1.80%, 6/18/2020 (c)	329,000	328,981
1.80%, 7/16/2020 (c)	329,000	328,945
Total U.S. Treasury Obligations (Cost $656,995)		657,926
Total Short-Term Investments (Cost $28,513,056)		28,513,987
Total Investments — 88.4% (Cost $28,513,056)		28,513,987
Other assets less liabilities — 11.6%		3,757,772
Net Assets — 100.0%		$32,271,759

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $657,917.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,303,296
Aggregate gross unrealized depreciation	(3,237,227)
Net unrealized depreciation	$(1,933,931)
Federal income tax cost	$28,513,056

Swap Agreementsa

Short Financials had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(4,585,017)	12/7/2020	Bank of America NA	(0.12)%	Dow Jones U.S. FinancialsSM Index[f]	765,658	(711,606)	—	54,052
(1,484,142)	12/7/2020	BNP Paribas SA	(0.37)%	Dow Jones U.S. FinancialsSM Index[f]	392,406	(316,721)	—	75,685
(4,202,621)	1/20/2021	Citibank NA	(0.24)%	Dow Jones U.S. FinancialsSM Index[f]	(545,937)	—	545,937	—
(5,250,828)	11/8/2021	Credit Suisse International	(0.22)%	Dow Jones U.S. FinancialsSM Index[f]	(900,691)	—	900,691	—
(5,905,548)	12/7/2020	Goldman Sachs International	(0.34)%	Dow Jones U.S. FinancialsSM Index[f]	(677,950)	—	677,950	—
(1,984,843)	1/6/2021	Morgan Stanley & Co. International plc	0.31%	Dow Jones U.S. FinancialsSM Index[f]	144,301	(144,301)	—	—
(3,808,047)	1/6/2021	Societe Generale	(0.27)%	Dow Jones U.S. FinancialsSM Index[f]	(511,013)	—	501,000	(10,013)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT FINANCIALS SEF :: 9

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(4,995,579)	11/8/2021	UBS AG	(0.32)%	Dow Jones U.S. FinancialsSM Index[f]	(601,636)	—	601,636	—
(32,216,625)					(1,934,862)
				Total Unrealized Appreciation	1,302,365
				Total Unrealized Depreciation	(3,237,227)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Summary Schedule of Portfolio Investments of ProShares Ultra Financials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

10 :: SEF SHORT FINANCIALS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 79.5%
Repurchase Agreements (a) — 79.5%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $5,187,249 (Cost $5,187,229)	$5,187,229	$5,187,229
Total Investments — 79.5% (Cost $5,187,229)		5,187,229
Other assets less liabilities — 20.5%		1,336,711
Net Assets — 100.0%		$6,523,940

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$424,118
Aggregate gross unrealized depreciation	(342,423)
Net unrealized appreciation	$81,695
Federal income tax cost	$5,187,229

Swap Agreementsa,f

Short FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(3,880,347)	1/8/2021	Bank of America NA	1.28%	iShares® China Large-Cap ETF	348,081	(348,081)	—	—
(648,962)	11/9/2021	Citibank NA	2.66%	iShares® China Large-Cap ETF	(78,994)	—	78,994	—
(145,636)	11/9/2021	Goldman Sachs International	1.66%	iShares® China Large-Cap ETF	(124,077)	—	124,077	—
(1,671,618)	11/9/2021	Societe Generale	1.48%	iShares® China Large-Cap ETF	76,037	—	(76,037)	—
(177,676)	11/6/2020	UBS AG	1.53%	iShares® China Large-Cap ETF	(139,352)	—	139,352	—
(6,524,239)					81,695
				Total Unrealized Appreciation	424,118
				Total Unrealized Depreciation	(342,423)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT FTSE CHINA 50 YXI :: 11

Investments	Principal Amount	Value
Short-Term Investments — 87.9%
Repurchase Agreements (a) — 50.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $59,683,841 (Cost $59,683,594)	$59,683,594	$59,683,594
U.S. Treasury Obligations (b) — 37.8%
U.S. Treasury Bills
1.15%, 6/4/2020 (c)	14,000,000	13,999,895
0.26%, 6/11/2020 (c)	8,000,000	7,999,750
0.43%, 6/18/2020 (c)	6,000,000	5,999,660
0.39%, 6/25/2020 (c)	3,000,000	2,999,775
0.39%, 7/2/2020 (c)	3,000,000	2,999,677
1.31%, 7/9/2020 (c)	3,000,000	2,999,572
1.51%, 7/16/2020 (c)	1,000,000	999,833
1.51%, 8/13/2020 (c)	1,000,000	999,744
0.64%, 9/3/2020 (c)	3,000,000	2,998,847
0.52%, 9/10/2020 (c)	3,000,000	2,998,727
Total U.S. Treasury Obligations (Cost $44,976,717)		44,995,480
Total Short-Term Investments (Cost $104,660,311)		104,679,074
Total Investments — 87.9% (Cost $104,660,311)		104,679,074
Other assets less liabilities — 12.1%		14,342,359
Net Assets — 100.0%		$119,021,433

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $10,429,884.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,560,899
Aggregate gross unrealized depreciation	(9,592,369)
Net unrealized appreciation	$2,968,530
Federal income tax cost	$104,660,311

Swap Agreementsa,f

Short High Yield had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(8,084,705)	11/8/2021	Citibank NA	2.53%	iShares® iBoxx $ High Yield Corporate Bond ETF	(1,496,057)	1,416,057	80,000	—
(68,150,773)	11/8/2021	Credit Suisse International	2.08%	iShares® iBoxx $ High Yield Corporate Bond ETF	(8,096,312)	—	8,096,312	—
(43,644,012)	11/8/2021	Goldman Sachs International	1.91%	iShares® iBoxx $ High Yield Corporate Bond ETF	12,542,136	(12,542,136)	—	—
(119,879,490)					2,949,767
				Total Unrealized Appreciation	12,542,136
				Total Unrealized Depreciation	(9,592,369)

See accompanying notes to the financial statements.

12 :: SJB SHORT HIGH YIELD :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT HIGH YIELD SJB :: 13

Investments	Principal Amount	Value
Short-Term Investments — 96.5%
Repurchase Agreements (a) — 96.5%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $29,935,017 (Cost $29,934,892)	$29,934,892	$29,934,892
Total Investments — 96.5% (Cost $29,934,892)		29,934,892
Other assets less liabilities — 3.5%		1,086,718
Net Assets — 100.0%		$31,021,610

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$50,693
Aggregate gross unrealized depreciation	(10,066,351)
Net unrealized depreciation	$(10,015,658)
Federal income tax cost	$29,934,892

Futures Contracts Sold

Short MidCap400 had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	12	6/19/2020	USD	$2,113,200	$(124,074)

Swap Agreementsa

Short MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(4,043,561)	11/6/2020	Bank of America NA	(0.32)%	S&P MidCap 400®	(553,069)	—	553,069	—
(5,221,225)	11/6/2020	BNP Paribas SA	(0.32)%	S&P MidCap 400®	(774,752)	—	774,752	—
(6,124,434)	11/6/2020	Citibank NA	(0.29)%	S&P MidCap 400®	(2,946,474)	—	2,946,474	—
(7,463,272)	11/8/2021	Credit Suisse International	(0.17)%	S&P MidCap 400®	(1,321,138)	—	1,321,138	—
(924,310)	1/6/2021	Morgan Stanley & Co. International plc	0.45%	S&P MidCap 400®	50,693	(50,693)	—	—
(5,120,747)	3/8/2021	Societe Generale	0.20%	S&P MidCap 400®	(4,346,844)	—	4,313,000	(33,844)
(28,897,549)					(9,891,584)
				Total Unrealized Appreciation	50,693
				Total Unrealized Depreciation	(9,942,277)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

14 :: MYY SHORT MIDCAP400 :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT MIDCAP400 MYY :: 15

Investments	Principal Amount	Value
Short-Term Investments — 114.3%
Repurchase Agreements (a) — 111.7%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $50,544,788 (Cost $50,544,577)	$50,544,577	$50,544,577
U.S. Treasury Obligations (b) — 2.6%
U.S. Treasury Bills
1.80%, 6/18/2020 (c)	585,000	584,967
1.80%, 7/16/2020 (c)	585,000	584,902
Total U.S. Treasury Obligations (Cost $1,168,214)		1,169,869
Total Short-Term Investments (Cost $51,712,791)		51,714,446
Total Investments — 114.3% (Cost $51,712,791)		51,714,446
Liabilities in excess of other assets — (14.3%)		(6,467,406)
Net Assets — 100.0%		$45,247,040

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,169,853.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$268,286
Aggregate gross unrealized depreciation	(6,950,350)
Net unrealized depreciation	$(6,682,064)
Federal income tax cost	$51,712,791

Swap Agreementsa,f

Short MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(11,274,845)	11/9/2021	Citibank NA	0.31%	iShares® MSCI EAFE ETF	(3,180,528)	—	3,180,528	—
(11,806,479)	11/9/2021	Credit Suisse International	0.08%	iShares® MSCI EAFE ETF	(946,683)	—	946,683	—
(11,680,002)	11/6/2020	Goldman Sachs International	(0.09)%	iShares® MSCI EAFE ETF	266,631	(235,874)	—	30,757
(1,543,492)	11/6/2020	Societe Generale	0.63%	iShares® MSCI EAFE ETF	(1,272,142)	73,987	1,191,000	(7,155)
(8,850,385)	11/9/2021	UBS AG	0.18%	iShares® MSCI EAFE ETF	(1,550,997)	—	1,550,997	—
(45,155,203)					(6,683,719)
				Total Unrealized Appreciation	266,631
				Total Unrealized Depreciation	(6,950,350)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

16 :: EFZ SHORT MSCI EAFE :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT MSCI EAFE EFZ :: 17

Investments	Principal Amount	Value
Short-Term Investments — 90.3%
Repurchase Agreements (a) — 86.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $76,417,888 (Cost $76,417,569)	$76,417,569	$76,417,569
U.S. Treasury Obligations (b) — 3.4%
U.S. Treasury Bills
1.52%, 6/18/2020 (c)	1,000,000	999,944
1.51%, 7/16/2020 (c)	1,000,000	999,833
1.51%, 8/13/2020 (c)	1,000,000	999,744
Total U.S. Treasury Obligations (Cost $2,994,402)		2,999,521
Total Short-Term Investments (Cost $79,411,971)		79,417,090
Total Investments — 90.3% (Cost $79,411,971)		79,417,090
Other assets less liabilities — 9.7%		8,553,451
Net Assets — 100.0%		$87,970,541

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,999,460.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,197,633
Aggregate gross unrealized depreciation	(8,409,551)
Net unrealized depreciation	$(7,211,918)
Federal income tax cost	$79,411,971

Swap Agreementsa,f

Short MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(18,368,478)	11/6/2020	Bank of America NA	0.58%	iShares® MSCI Emerging Markets ETF	23,856	(23,856)	—	—
(22,934,208)	12/13/2021	Citibank NA	0.46%	iShares® MSCI Emerging Markets ETF	(3,950,591)	65,586	3,885,005	—
(28,059,755)	11/9/2021	Credit Suisse International	0.98%	iShares® MSCI Emerging Markets ETF	986,712	—	(986,712)	—
(2,844,120)	11/9/2021	Goldman Sachs International	1.91%	iShares® MSCI Emerging Markets ETF	(1,592,248)	—	1,592,248	—
(1,277,780)	11/9/2021	Morgan Stanley & Co. International plc	0.03%	iShares® MSCI Emerging Markets ETF	181,946	(181,946)	—	—
(1,904,025)	11/6/2020	Societe Generale	1.53%	iShares® MSCI Emerging Markets ETF	(1,550,480)	554,877	939,000	(56,603)
(12,461,283)	11/9/2021	UBS AG	0.88%	iShares® MSCI Emerging Markets ETF	(1,316,232)	—	1,316,232	—
(87,849,649)					(7,217,037)
				Total Unrealized Appreciation	1,192,514
				Total Unrealized Depreciation	(8,409,551)

See accompanying notes to the financial statements.

18 :: EUM SHORT MSCI EMERGING MARKETS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT MSCI EMERGING MARKETS EUM :: 19

Investments	Principal Amount	Value
Short-Term Investments — 76.5%
Repurchase Agreements (a) — 76.5%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $2,856,523 (Cost $2,856,510)	$2,856,510	$2,856,510
Total Investments — 76.5% (Cost $2,856,510)		2,856,510
Other assets less liabilities — 23.5%		875,521
Net Assets — 100.0%		$3,732,031

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$418,370
Aggregate gross unrealized depreciation	(1,277,012)
Net unrealized depreciation	$(858,642)
Federal income tax cost	$2,856,510

Swap Agreementsa

Short Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(266,897)	12/7/2020	Bank of America NA	0.08%	Dow Jones U.S. Oil & GasSM Index	(255,614)	—	255,614	—
(873,755)	11/8/2021	Credit Suisse International	(0.22)%	Dow Jones U.S. Oil & GasSM Index	(172,474)	—	172,474	—
(557,515)	12/7/2020	Goldman Sachs International	(0.24)%	Dow Jones U.S. Oil & GasSM Index	(38,550)	—	38,550	—
(364,432)	1/6/2021	Morgan Stanley & Co. International plc	0.54%	Dow Jones U.S. Oil & GasSM Index	219,888	(219,888)	—	—
(503,023)	1/6/2021	Societe Generale	(0.07)%	Dow Jones U.S. Oil & GasSM Index	198,482	(198,482)	—	—
				Dow Jones U.S.
(1,140,858)	11/8/2021	UBS AG	(0.07)%	Oil & GasSM Index	(810,374)	—	810,374	—
(3,706,480)					(858,642)
				Total Unrealized Appreciation	418,370
				Total Unrealized Depreciation	(1,277,012)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

20 :: DDG SHORT OIL & GAS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT OIL & GAS DDG :: 21

Investments	Principal Amount	Value
Short-Term Investments — 109.3%
Repurchase Agreements (a) — 33.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $166,163,835 (Cost $166,163,143)	$166,163,143	$166,163,143
U.S. Treasury Obligations (b) — 76.2%
U.S. Treasury Bills
1.17%, 6/4/2020 (c)	82,000,000	81,999,385
0.28%, 6/11/2020 (c)	23,000,000	22,999,281
0.64%, 6/18/2020 (c)	21,000,000	20,998,810
0.39%, 6/25/2020(c)	10,000,000	9,999,250
0.39%, 7/2/2020 (c)	10,000,000	9,998,924
1.31%, 7/9/2020 (c)	18,000,000	17,997,435
1.51%, 7/16/2020 (c)	7,000,000	6,998,830
0.10%, 8/6/2020 (c)	25,000,000	24,993,927
1.51%, 8/13/2020 (c)	7,000,000	6,998,208
0.64%, 9/3/2020 (c)	18,000,000	17,993,082
0.52%, 9/10/2020 (c)	17,000,000	16,992,786
0.12%, 10/15/2020 (c)	25,000,000	24,985,597
0.12%, 10/29/2020 (c)	25,000,000	24,984,375
0.15%, 11/12/2020 (c)	25,000,000	24,982,347
0.11%, 12/3/2020 (c)	25,000,000	24,979,637
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
0.12%, 12/31/2020 (c)	$20,000,000	$19,980,623
0.13%, 3/25/2021 (c)	25,000,000	24,961,844
Total U.S. Treasury Obligations (Cost $382,763,090)		382,844,341
Total Short-Term Investments (Cost $548,926,233)		549,007,484
Total Investments — 109.3% (Cost $548,926,233)		549,007,484
Liabilities in excess of other assets — (9.3%)		(46,658,589)
Net Assets — 100.0%		$502,348,895

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $79,441,123.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,035,322
Aggregate gross unrealized depreciation	(124,195,608)
Net unrealized depreciation	$(119,160,286)
Federal income tax cost	$548,926,233

Futures Contracts Sold

Short QQQ had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
NASDAQ 100 E-Mini Index	111	6/19/2020	USD	$21,185,460	$(564,104)

See accompanying notes to the financial statements.

22 :: PSQ SHORT QQQ :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(38,218,038)	11/6/2020	Bank of America NA	0.48%	NASDAQ-100 Index®	(23,953,467)	—	23,953,467	—
(58,355,561)	11/6/2020	BNP Paribas SA	(0.42)%	NASDAQ-100 Index®	(6,525,176)	5,655,176	870,000	—
(66,926,862)	1/20/2021	Citibank NA	(0.19)%	NASDAQ-100 Index®	(24,064,889)	24,064,889	—	—
(138,306,597)	11/8/2021	Credit Suisse International	(0.12)%	NASDAQ-100 Index®	(34,500,035)	—	34,500,035	—
(101,938,287)	12/7/2020	Goldman Sachs International	(0.39)%	NASDAQ-100 Index®	(13,191,624)	12,991,623	200,001	—
(18,365,710)	1/6/2021	Morgan Stanley & Co. International plc	0.21%	NASDAQ-100 Index®	(2,599,253)	—	2,256,000	(343,253)
(40,964,514)	1/6/2021	Societe Generale	(0.17)%	NASDAQ-100 Index®	4,923,647	(4,923,647)	—	—
(17,885,334)	11/6/2020	UBS AG	(0.37)%	NASDAQ-100 Index®	(18,766,636)	18,766,636	—	—
(480,960,903)					(118,677,433)
				Total Unrealized Appreciation	4,923,647
				Total Unrealized Depreciation	(123,601,080)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT QQQ PSQ :: 23

Investments	Principal Amount	Value
Short-Term Investments — 97.2%
Repurchase Agreements (a) — 97.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $26,520,777 (Cost $26,520,666)	$26,520,666	$26,520,666
Total Investments — 97.2% (Cost $26,520,666)		26,520,666
Other assets less liabilities — 2.8%		752,884
Net Assets — 100.0%		$27,273,550

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$449,613
Aggregate gross unrealized depreciation	(3,955,131)
Net unrealized depreciation	$(3,505,518)
Federal income tax cost	$26,520,666

Swap Agreementsa

Short Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(4,366,727)	11/6/2020	Bank of America NA	(0.57)%	Dow Jones U.S. Real EstateSM Index	(435,546)	—	290,000	(145,546)
				Dow Jones U.S.
				Real EstateSM
(4,866,451)	12/7/2020	BNP Paribas SA	(0.37)%	Index	(1,862,596)	—	1,810,000	(52,596)
(1,404,915)	11/8/2021	Credit Suisse International	(0.27)%	Dow Jones U.S. Real EstateSM Index	209,658	—	(209,658)	—
(1,580,797)	1/6/2021	Morgan Stanley & Co. International plc	0.32%	Dow Jones U.S. Real EstateSM Index	239,955	(239,955)	—	—
(12,442,448)	1/6/2021	Societe Generale	(0.17)%	Dow Jones U.S. Real EstateSM Index	(1,440,771)	—	1,440,771	—
(2,564,146)	11/8/2021	UBS AG	0.03%	Dow Jones U.S. Real EstateSM Index	(216,218)	—	216,218	—
(27,225,484)					(3,505,518)
				Total Unrealized Appreciation	449,613
				Total Unrealized Depreciation	(3,955,131)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

24 :: REK SHORT REAL ESTATE :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT REAL ESTATE REK :: 25

Investments	Principal Amount	Value
Short-Term Investments — 109.0%
Repurchase Agreements (a) — 32.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $157,120,709 (Cost $157,120,053)	$157,120,053	$157,120,053
U.S. Treasury Obligations (b) — 76.6%
U.S. Treasury Bills
1.12%, 6/4/2020 (c)	38,000,000	37,999,715
0.23%, 6/11/2020 (c)	14,000,000	13,999,563
0.60%, 6/18/2020 (c)	10,000,000	9,999,433
0.39%, 6/25/2020 (c)	5,000,000	4,999,625
0.39%, 7/2/2020 (c)	4,000,000	3,999,569
1.31%, 7/9/2020 (c)	8,000,000	7,998,860
0.24%, 7/16/2020 (c)	28,000,000	27,995,318
0.10%, 8/6/2020 (c)	25,000,000	24,993,927
1.51%, 8/13/2020 (c)	4,000,000	3,998,976
0.15%, 8/20/2020 (c)	50,000,000	49,984,028
0.11%, 8/27/2020 (c)	25,000,000	24,991,995
0.64%, 9/3/2020 (c)	8,000,000	7,996,925
0.52%, 9/10/2020 (c)	8,000,000	7,996,605
0.10%, 9/17/2020 (c)	25,000,000	24,988,375
0.13%, 10/8/2020 (c)	25,000,000	24,986,227
0.12%, 10/22/2020 (c)	25,000,000	24,984,856
0.12%, 10/29/2020 (c)	25,000,000	24,984,375
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
0.15%, 11/12/2020 (c)	$25,000,000	$24,982,347
0.12%, 12/31/2020 (c)	20,000,000	19,980,623
Total U.S. Treasury Obligations (Cost $371,830,505)		371,861,342
Total Short-Term Investments (Cost $528,950,558)		528,981,395
Total Investments — 109.0% (Cost $528,950,558)		528,981,395
Liabilities in excess of other assets — (9.0%)		(43,716,157)
Net Assets — 100.0%		$485,265,238

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $61,126,998.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,216,359
Aggregate gross unrealized depreciation	(89,804,962)
Net unrealized depreciation	$(86,588,603)
Federal income tax cost	$528,950,558

Futures Contracts Sold

Short Russell2000 had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
Russell 2000 E-Mini Index	650	6/19/2020	USD	$45,210,750	$(3,000,062)

See accompanying notes to the financial statements.

26 :: RWM SHORT RUSSELL2000 :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(92,328,327)	1/6/2021	Bank of America NA	0.78%	Russell 2000® Index	(27,630,509)	—	27,630,509	—
(68,189,467)	11/6/2020	BNP Paribas SA	0.18%	Russell 2000® Index	(869,818)	—	869,818	—
(32,762,728)	11/6/2020	Citibank NA	0.26%	Russell 2000® Index	(12,739,695)	12,419,695	320,000	—
(83,958,847)	11/8/2021	Credit Suisse International	0.08%	Russell 2000® Index	(13,042,781)	—	13,042,781	—
(35,190,354)	11/6/2020	Goldman Sachs International	0.16%	Russell 2000® Index	2,881,717	(2,804,217)	—	77,500
(1,101,292)	1/6/2021	Morgan Stanley & Co. International plc	0.64%	Russell 2000® Index	282,961	(282,961)	—	—
(33,332,890)	1/6/2021	Societe Generale	0.28%	Russell 2000® Index	(7,017,399)	7,017,399	—	—
(93,108,853)	11/6/2020	UBS AG	0.28%	Russell 2000® Index	(25,483,854)	25,483,854	—	—
(439,972,758)					(83,619,378)
				Total Unrealized Appreciation	3,164,678
				Total Unrealized Depreciation	(86,784,056)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT RUSSELL2000 RWM :: 27

Investments	Principal Amount	Value
Short-Term Investments — 109.1%
Repurchase Agreements (a) — 7.7%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $284,627,993 (Cost $284,626,808)	$284,626,808	$284,626,808
U.S. Treasury Obligations (b) — 101.4%
U.S. Treasury Bills
1.16%, 6/4/2020 (c)	272,000,000	271,997,960
0.20%, 6/11/2020 (c)	143,000,000	142,995,532
0.63%, 6/18/2020 (c)	77,000,000	76,995,636
0.12%, 6/25/2020 (c)	138,000,000	137,989,650
0.14%, 7/2/2020 (c)	137,000,000	136,985,253
0.63%, 7/9/2020 (c)	133,000,000	132,981,048
0.11%, 7/14/2020 (c)	25,000,000	24,996,267
0.21%, 7/16/2020 (c)	375,000,000	374,937,304
0.15%, 7/23/2020 (c)	75,000,000	74,985,511
0.17%, 7/30/2020 (c)	75,000,000	74,983,714
0.11%, 8/6/2020 (c)	100,000,000	99,975,708
0.13%, 8/11/2020 (c)	100,000,000	99,974,361
0.49%, 8/13/2020 (c)	102,000,000	101,973,887
0.15%, 8/20/2020 (c)	150,000,000	149,952,084
0.11%, 8/27/2020 (c)	100,000,000	99,967,979
0.64%, 9/3/2020 (c)	58,000,000	57,977,707
0.17%, 9/8/2020 (c)	100,000,000	99,957,375
0.52%, 9/10/2020 (c)	57,000,000	56,975,813
0.10%, 9/17/2020 (c)	50,000,000	49,976,750
0.06%, 9/24/2020 (c)	100,000,000	99,948,090
0.14%, 10/1/2020 (c)	175,000,000	174,906,594
0.11%, 10/8/2020 (c)	75,000,000	74,958,679
0.14%, 10/13/2020 (c)	25,000,000	24,986,042
0.12%, 10/15/2020 (c)	50,000,000	49,971,194
0.12%, 10/22/2020 (c)	90,000,000	89,945,482
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
0.12%, 10/29/2020 (c)	$50,000,000	$49,968,750
0.12%, 11/5/2020 (c)	150,000,000	149,899,422
0.15%, 11/12/2020 (c)	25,000,000	24,982,347
0.16%, 11/27/2020 (c)	50,000,000	49,960,533
0.12%, 12/31/2020 (c)	45,000,000	44,956,402
0.01%, 1/28/2021 (c)	200,000,000	199,769,042
0.07%, 2/25/2021 (c)	400,000,000	399,499,360
0.13%, 3/25/2021 (c)	50,000,000	49,923,687
Total U.S. Treasury Obligations (Cost $3,750,557,838)		3,750,255,163
Total Short-Term Investments (Cost $4,035,184,646)		4,034,881,971
Total Investments — 109.1% (Cost $4,035,184,646)		4,034,881,971
Liabilities in excess of other assets — (9.1%)		(337,452,499)
Net Assets — 100.0%		$3,697,429,472

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $582,925,277.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$500,740
Aggregate gross unrealized depreciation	(625,455,535)
Net unrealized depreciation	$(624,954,795)
Federal income tax cost	$4,035,184,646

Futures Contracts Sold

Short S&P500® had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P 500 E-Mini Index	1,359	6/19/2020	USD	$206,449,088	$(9,805,707)

See accompanying notes to the financial statements.

28 :: SH SHORT S&P500® :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(939,370,480)	11/6/2020	Bank of America NA	0.78%	S&P 500®	(163,886,808)	—	163,886,808	—
(410,418,720)	11/6/2020	BNP Paribas SA	(0.47)%	S&P 500®	(89,012,096)	89,012,096	—	—
(212,273,648)	1/20/2021	Citibank NA	(0.19)%	S&P 500®	(12,044,097)	12,044,097	—	—
(386,615,193)	11/8/2021	Credit Suisse International	(0.22)%	S&P 500®	(27,810,882)	—	27,810,882	—
(718,563,711)	12/7/2020	Goldman Sachs International	(0.44)%	S&P 500®	(133,208,143)	133,208,143	—	—
(17,459,118)	1/6/2021	Morgan Stanley & Co. International plc	0.27%	S&P 500®	128,721	(128,721)	—	—
(221,312,204)	1/6/2021	Societe Generale	(0.17)%	S&P 500®	(52,034,222)	52,034,222	—	—
(584,613,182)	11/6/2020	UBS AG	(0.37)%	S&P 500®	(136,978,886)	136,978,886	—	—
(3,490,626,256)					(614,846,413)
				Total Unrealized Appreciation	128,721
				Total Unrealized Depreciation	(614,975,134)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: SHORT S&P500® SH :: 29

Investments	Principal Amount	Value
Short-Term Investments — 91.1%
Repurchase Agreements (a) — 91.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $12,442,001 (Cost $12,441,949)	$12,441,949	$12,441,949
Total Investments — 91.1% (Cost $12,441,949)		12,441,949
Other assets less liabilities — 8.9%		1,208,581
Net Assets — 100.0%		$13,650,530

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$158,506
Aggregate gross unrealized depreciation	(2,861,542)
Net unrealized depreciation	$(2,703,036)
Federal income tax cost	$12,441,949

Swap Agreementsa

Short SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(5,253,856)	1/6/2021	Bank of America NA	(0.14)%	S&P SmallCap 600®	(1,047,345)	—	1,047,345	—
(329,275)	11/6/2020	Citibank NA	(0.24)%	S&P SmallCap 600®	73,647	—	—	73,647
(2,107,361)	11/8/2021	Credit Suisse International	(0.12)%	S&P SmallCap 600®	(523,903)	—	523,903	—
(1,791,738)	1/6/2021	Morgan Stanley & Co. International plc	0.48%	S&P SmallCap 600®	(316,609)	—	316,609	—
(2,165,185)	1/6/2021	Societe Generale	0.18%	S&P SmallCap 600®	84,859	—	—	84,859
(2,002,085)	1/6/2021	UBS AG	(0.07)%	S&P SmallCap 600®	(973,685)	—	973,685	—
(13,649,500)					(2,703,036)
				Total Unrealized Appreciation	158,506
				Total Unrealized Depreciation	(2,861,542)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

30 :: SBB SHORT SMALLCAP600 :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
U.S. Treasury Obligations — 77.9%
U.S. Treasury Bonds
6.38%, 8/15/2027	$113,600	$161,188
6.13%, 11/15/2027	249,800	353,252
5.50%, 8/15/2028	185,000	258,812
5.25%, 11/15/2028	250,000	347,285
5.25%, 2/15/2029	164,000	229,472
6.13%, 8/15/2029	135,000	202,384
6.25%, 5/15/2030	236,000	364,915
U.S. Treasury Notes
2.25%, 8/15/2027	1,758,800	1,977,688
2.25%, 11/15/2027	1,654,800	1,865,528
2.75%, 2/15/2028	1,939,500	2,266,033
2.88%, 5/15/2028	2,057,000	2,432,081
2.88%, 8/15/2028	2,101,000	2,492,147
3.13%, 11/15/2028	2,080,000	2,519,238
2.63%, 2/15/2029	1,989,000	2,334,123
2.38%, 5/15/2029	1,754,000	2,026,418
1.63%, 8/15/2029	1,645,000	1,795,492
1.75%, 11/15/2029	1,296,000	1,431,574
1.50%, 2/15/2030	2,364,000	2,556,815
0.63%, 5/15/2030	995,000	993,212
Total U.S. Treasury Obligations (Cost $23,806,508)		26,607,657
Investments	Principal Amount	Value
Short-Term Investments — 8.1%
Repurchase Agreements (a) — 8.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $2,785,397 (Cost $2,785,384)	$2,785,384	$2,785,384
Total Investments — 86.0% (Cost $26,591,892)		29,393,041
Other assets less liabilities — 14.0%		4,793,876
Net Assets — 100.0%		$34,186,917

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,390,346
Aggregate gross unrealized depreciation	(60,191)
Net unrealized appreciation	$7,330,155
Federal income tax cost	$26,613,356

Futures Contracts Purchased

Ultra 7-10 Year Treasury had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury 10 Year Note	11	9/21/2020	USD	$1,529,688	$2,390

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA 7-10 YEAR TREASURY UST :: 31

Swap Agreementsa

Ultra 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
12,791,905	11/8/2021	Citibank NA	0.07%	ICE U.S. Treasury 7-10 Year Bond Index	1,842,614	—	(1,780,000)	62,614
27,621,896	1/6/2021	Goldman Sachs International	0.07%	ICE U.S. Treasury 7-10 Year Bond Index	2,705,466	(2,705,466)	—	—
40,413,801					4,548,080
				Total Unrealized Appreciation	4,548,080

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

32 :: UST ULTRA 7-10 YEAR TREASURY :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
U.S. Treasury Obligations — 46.2%
U.S. Treasury Bonds
3.88%, 8/15/2040	$180,200	$268,695
4.25%, 11/15/2040	178,500	279,088
4.75%, 2/15/2041	197,100	326,924
4.38%, 5/15/2041	175,300	278,864
3.75%, 8/15/2041	177,200	260,913
3.13%, 11/15/2041	185,900	251,546
3.13%, 2/15/2042	224,800	304,850
3.00%, 5/15/2042	189,500	252,257
2.75%, 8/15/2042	273,600	350,229
2.75%, 11/15/2042	344,700	441,001
3.13%, 2/15/2043	332,300	450,578
2.88%, 5/15/2043	448,600	586,229
3.63%, 8/15/2043	370,600	541,453
3.75%, 11/15/2043	366,000	545,140
3.63%, 2/15/2044	465,000	681,334
3.38%, 5/15/2044	445,000	629,814
3.13%, 8/15/2044	486,200	663,739
3.00%, 11/15/2044	463,700	621,503
2.50%, 2/15/2045	524,200	647,100
3.00%, 5/15/2045	467,700	628,582
2.88%, 8/15/2045	461,700	609,119
3.00%, 11/15/2045	323,700	436,742
2.50%, 2/15/2046	486,300	602,936
2.50%, 5/15/2046	493,200	612,300
2.25%, 8/15/2046	498,500	591,813
2.88%, 11/15/2046	442,900	589,818
3.00%, 2/15/2047	491,400	670,377
3.00%, 5/15/2047	495,600	676,339
2.75%, 8/15/2047	484,800	634,141
2.75%, 11/15/2047	498,600	653,244
3.00%, 2/15/2048	559,500	767,214
3.13%, 5/15/2048	593,500	832,894
3.00%, 8/15/2048	640,000	881,300
3.38%, 11/15/2048	666,800	981,186
3.00%, 2/15/2049	676,500	935,050
Investments	Principal Amount	Value
U.S. Treasury Obligations (continued)
2.88%, 5/15/2049	$677,700	$917,807
2.25%, 8/15/2049	683,500	822,977
2.38%, 11/15/2049	631,600	781,309
2.00%, 2/15/2050	721,600	828,205
1.25%, 5/15/2050	310,000	298,399
Total U.S. Treasury Obligations (Cost $22,718,720)		23,133,009
Short-Term Investments — 35.4%
Repurchase Agreements (a) — 35.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $17,732,599 (Cost $17,732,526)	17,732,526	17,732,526
Total Investments — 81.6% (Cost $40,451,246)		40,865,535
Other assets less liabilities — 18.4%		9,210,651
Net Assets — 100.0%		$50,076,186

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,315,695
Aggregate gross unrealized depreciation	(602,145)
Net unrealized appreciation	$7,713,550
Federal income tax cost	$40,509,789

Futures Contracts Purchased

Ultra 20+ Year Treasury had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury Long Bond	13	9/21/2020	USD	$2,318,875	$928

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA 20+ YEAR TREASURY UBT :: 33

Swap Agreementsa

Ultra 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
28,406,068	12/7/2020	Bank of America NA	0.12%	ICE U.S. Treasury 20+ Year Bond Index	1,807,908	(1,560,944)	—	246,964
7,957,214	11/8/2021	Citibank NA	0.07%	ICE U.S. Treasury 20+ Year Bond Index	6,113,754	—	(6,050,000)	63,754
39,114,520	11/16/2020	Societe Generale	0.32%	ICE U.S. Treasury 20+ Year Bond Index	(564,786)	—	564,786	—
75,477,802					7,356,876
				Total Unrealized Appreciation	7,921,662
				Total Unrealized Depreciation	(564,786)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

34 :: UBT ULTRA 20+ YEAR TREASURY :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 63.6%
Chemicals — 51.8%
Air Products and Chemicals, Inc.	6,811	$1,645,878
Albemarle Corp.	3,275	250,603
Ashland Global Holdings, Inc.	1,860	124,917
Axalta Coating Systems Ltd.*	6,455	149,175
Cabot Corp.	1,762	62,939
Celanese Corp.	3,735	335,814
CF Industries Holdings, Inc.	6,721	197,396
Chemours Co. (The)	5,053	66,245
Corteva, Inc.	23,125	631,544
Dow, Inc.	22,912	884,403
DuPont de Nemours, Inc.	22,889	1,161,159
Eastman Chemical Co.	4,202	286,072
Ecolab, Inc.	7,748	1,647,070
Element Solutions, Inc.*	6,830	74,379
FMC Corp.	4,003	393,935
HB Fuller Co.	1,576	59,289
Huntsman Corp.	6,202	112,566
Ingevity Corp.*	1,295	68,208
International Flavors & Fragrances, Inc.	3,298	439,261
Linde plc	16,597	3,358,238
LyondellBasell Industries NV, Class A	7,934	505,872
Mosaic Co. (The)	10,804	130,620
NewMarket Corp.	228	99,438
Olin Corp.	4,936	59,380
PolyOne Corp.	2,335	57,861
PPG Industries, Inc.	7,306	742,801
RPM International, Inc.	4,006	299,569
Scotts Miracle-Gro Co. (The)	1,223	174,363
Sensient Technologies Corp.	1,308	65,557
Valvoline, Inc.	5,824	106,870
Westlake Chemical Corp.	1,070	51,039
WR Grace & Co.	1,732	90,410
		14,332,871
Metals & Mining — 11.7%
Alcoa Corp.*	5,733	52,801
Allegheny Technologies, Inc.*	3,896	33,817
Arconic Corp.*	2,986	43,208
Carpenter Technology Corp.	1,478	34,541
Commercial Metals Co.	3,669	62,960
Freeport-McMoRan, Inc.	44,830	406,608
Newmont Corp.	25,332	1,481,162
Nucor Corp.	9,370	395,976
Reliance Steel & Aluminum Co.	2,059	199,723
Royal Gold, Inc.	2,027	269,996
Investments	Shares	Value
Common Stocks (a) (continued)
Steel Dynamics, Inc.	6,658	$176,837
United States Steel Corp.	5,255	42,250
Worthington Industries, Inc.	1,141	34,139
		3,234,018
Oil, Gas & Consumable Fuels — 0.0% (b)
Peabody Energy Corp.	2,217	6,983
Paper & Forest Products — 0.1%
Domtar Corp.	1,770	36,108
TOTAL COMMON STOCKS (Cost $21,233,908)		17,609,980
	Principal Amount
Short-Term Investments — 29.1%
Repurchase Agreements (c) — 29.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $8,063,994 (Cost $8,063,961)	$8,063,961	8,063,961
Total Investments — 92.7% (Cost $29,297,869)		25,673,941
Other assets less liabilities — 7.3%		2,022,379
Net Assets — 100.0%		$27,696,320

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $4,714,989.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,378,859
Aggregate gross unrealized depreciation	(12,155,027)
Net unrealized depreciation	$(8,776,168)
Federal income tax cost	$29,370,755

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA BASIC MATERIALS UYM :: 35

Swap Agreementsa

Ultra Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
7,341,565	12/7/2020	Bank of America NA	0.52%	iShares® U.S. Basic Materials ETF	314,524
8,855,648	12/7/2020	Bank of America NA	0.47%	Dow Jones U.S. Basic MaterialsSM Index	(1,273,603)
16,197,213					(959,079)	—	959,079	—
4,207,955	11/6/2020	Citibank NA	0.39%	Dow Jones U.S. Basic MaterialsSM Index	(349,453)	—	349,453	—
4,946,966	11/8/2021	Credit Suisse International	0.52%	Dow Jones U.S. Basic MaterialsSM Index	577,822	—	(540,000)	37,822
351,339	12/7/2020	Goldman Sachs International	0.59%	Dow Jones U.S. Basic MaterialsSM Index	(29,617)
3,197,793	12/7/2020	Goldman Sachs International	0.12%	iShares® U.S. Basic Materials ETF	(248,454)
3,549,132					(278,071)	—	278,071	—
247,631	1/6/2021	Morgan Stanley & Co. International plc	0.23%	Dow Jones U.S. Basic MaterialsSM Index	(23,799)
630,530	1/6/2021	Morgan Stanley & Co. International plc	0.42%	iShares® U.S. Basic Materials ETF	(58,233)
878,161					(82,032)	—	82,032	—
3,935,985	1/6/2021	Societe Generale	0.72%	Dow Jones U.S. Basic MaterialsSM Index	(2,086,567)	1,681,718	404,849	—
4,185,379	11/8/2021	UBS AG	0.57%	Dow Jones U.S. Basic MaterialsSM Index	(1,901,974)	—	1,901,974	—
37,900,791					(5,079,354)
				Total Unrealized Appreciation	892,346
				Total Unrealized Depreciation	(5,971,700)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

36 :: UYM ULTRA BASIC MATERIALS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 70.9%
Diversified Telecommunication Services — 6.3%
AT&T, Inc.	2,142	$66,102
CenturyLink, Inc.	2,451	24,094
Verizon Communications, Inc.	1,211	69,487
		159,683
Entertainment — 14.6%
Activision Blizzard, Inc.	1,122	80,761
Electronic Arts, Inc.*	671	82,452
Live Nation Entertainment, Inc.*	353	17,354
Netflix, Inc.*	179	75,132
Take-Two Interactive Software, Inc.*	283	38,536
Walt Disney Co. (The)	663	77,770
		372,005
Interactive Media & Services — 33.6%
Alphabet, Inc., Class A*	147	210,727
Alphabet, Inc., Class C*	147	210,051
Facebook, Inc., Class A*	1,677	377,476
Twitter, Inc.*	1,939	60,051
		858,305
Media — 12.7%
Charter Communications, Inc., Class A*	145	78,880
Comcast Corp., Class A	1,850	73,260
Discovery, Inc., Class A*	395	8,591
Discovery, Inc., Class C*	838	16,416
DISH Network Corp., Class A*	640	20,256
Fox Corp., Class A	886	25,845
Fox Corp., Class B	406	11,685
Interpublic Group of Cos., Inc. (The)	969	16,579
News Corp., Class A	971	11,895
News Corp., Class B	305	3,739
Omnicom Group, Inc.	544	29,806
ViacomCBS, Inc.	1,350	27,999
		324,951
Investments	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services — 3.7%
T-Mobile US, Inc.*	951	$95,138
TOTAL COMMON STOCKS (Cost $1,534,907)		1,810,082
	Principal Amount
Short-Term Investments — 8.9%
Repurchase Agreements (a) — 8.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $227,622 (Cost $227,620)	$227,620	227,620
Total Investments — 79.8% (Cost $1,762,527)		2,037,702
Other assets less liabilities — 20.2%		515,834
Net Assets — 100.0%		$2,553,536

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$597,521
Aggregate gross unrealized depreciation	(46,119)
Net unrealized appreciation	$551,402
Federal income tax cost	$1,767,180

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA COMMUNICATION SERVICES SELECT SECTOR XCOM :: 37

Swap Agreementsa

Ultra Communication Services Select Sector had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,932,428	11/8/2021	BNP Paribas SA	0.72%	Communication Services Select Sector Index[f]	196,768	—	—	196,768
85,051	2/8/2021	Goldman Sachs International	0.59%	Communication Services Select Sector Index[f]	(13,801)	—	—	(13,801)
92,962	11/6/2020	Societe Generale	0.67%	Communication Services Select Sector Index[f]	(15,682)	—	4,000	(11,682)
1,187,035	12/7/2020	UBS AG	0.57%	Communication Services Select Sector Index[f]	113,595	—	—	113,595
3,297,476					280,880
				Total Unrealized Appreciation	310,363
				Total Unrealized Depreciation	(29,483)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

38 :: XCOM ULTRA COMMUNICATION SERVICES SELECT SECTOR :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 70.8%
Auto Components — 1.6%
Adient plc*	152	$2,585
Aptiv plc	441	33,229
Autoliv, Inc.	136	8,647
BorgWarner, Inc.	357	11,477
Dana, Inc.	251	3,173
Gentex Corp.	438	11,581
Goodyear Tire & Rubber Co. (The)	403	3,067
Lear Corp.	96	10,181
Veoneer, Inc.*	173	1,865
		85,805
Automobiles — 5.8%
Ford Motor Co.	6,753	38,560
General Motors Co.	2,180	56,418
Harley-Davidson, Inc.	266	5,676
Tesla, Inc.*	245	204,575
Thor Industries, Inc.	95	8,189
		313,418
Beverages — 14.6%
Boston Beer Co., Inc. (The), Class A*	16	9,036
Brown-Forman Corp., Class B	316	20,834
Coca-Cola Co. (The)	6,689	312,243
Constellation Brands, Inc., Class A	292	50,428
Keurig Dr Pepper, Inc.	585	16,333
Molson Coors Beverage Co., Class B	325	12,337
Monster Beverage Corp.*	664	47,748
National Beverage Corp.*(b)	19	1,083
PepsiCo, Inc.	2,419	318,219
		788,261
Commercial Services & Supplies — 0.1%
Herman Miller, Inc.	101	2,325
Distributors — 0.7%
Genuine Parts Co.	252	21,019
Pool Corp.	69	18,563
		39,582
Diversified Financial Services — 0.1%
Jefferies Financial Group, Inc.	413	6,050
Entertainment — 3.7%
Activision Blizzard, Inc.	1,332	95,877
Electronic Arts, Inc.*	507	62,300
Take-Two Interactive Software, Inc.*	197	26,826
Zynga, Inc., Class A*	1,643	15,033
		200,036
Investments	Shares	Value
Common Stocks (a) (continued)
Food & Staples Retailing — 0.2%
Performance Food Group Co.*	177	$4,717
US Foods Holding Corp.*	382	7,311
		12,028
Food Products — 10.6%
Archer-Daniels-Midland Co.	965	37,934
Beyond Meat, Inc.*	18	2,309
Bunge Ltd.	245	9,560
Campbell Soup Co.	294	14,988
Conagra Brands, Inc.	844	29,363
Darling Ingredients, Inc.*	284	6,620
Flowers Foods, Inc.	334	7,879
General Mills, Inc.	1,048	66,066
Hain Celestial Group, Inc. (The)*	139	4,376
Hershey Co. (The)	257	34,870
Hormel Foods Corp.	483	23,585
Ingredion, Inc.	116	9,771
JM Smucker Co. (The)	197	22,444
Kellogg Co.	432	28,214
Kraft Heinz Co. (The)	1,079	32,877
Lamb Weston Holdings, Inc.	253	15,195
Lancaster Colony Corp.	35	5,371
McCormick & Co., Inc. (Non-Voting)	213	37,309
Mondelez International, Inc., Class A	2,498	130,196
Pilgrim's Pride Corp.*	90	1,860
Post Holdings, Inc.*	115	10,012
Seaboard Corp.	1	2,940
TreeHouse Foods, Inc.*	97	5,113
Tyson Foods, Inc., Class A	512	31,457
		570,309
Household Durables — 2.9%
DR Horton, Inc.	580	32,074
Helen of Troy Ltd.*	43	7,823
Leggett & Platt, Inc.	227	6,944
Lennar Corp., Class A	485	29,323
Lennar Corp., Class B	25	1,122
Mohawk Industries, Inc.*	102	9,506
Newell Brands, Inc.	661	8,692
NVR, Inc.*	7	22,551
PulteGroup, Inc.	441	14,981
Tempur Sealy International, Inc.*	78	5,088
Toll Brothers, Inc.	208	6,721
Whirlpool Corp.	110	13,400
		158,225
Household Products — 14.5%
Church & Dwight Co., Inc.	425	31,905
Clorox Co. (The)	218	44,962

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA CONSUMER GOODS UGE :: 39

Investments	Shares	Value
Common Stocks (a) (continued)
Colgate-Palmolive Co.	1,486	$107,482
Energizer Holdings, Inc.	111	4,871
Kimberly-Clark Corp.	595	84,157
Procter & Gamble Co. (The)	4,327	501,587
Spectrum Brands Holdings, Inc.	81	3,833
		778,797
Leisure Products — 0.7%
Brunswick Corp.	141	7,756
Hasbro, Inc.	220	16,172
Mattel, Inc.*(b)	602	5,545
Polaris, Inc.	99	8,647
		38,120
Machinery — 0.6%
Stanley Black & Decker, Inc.	263	32,993
Personal Products — 1.7%
Coty, Inc., Class A	515	1,869
Estee Lauder Cos., Inc. (The), Class A	385	76,026
Herbalife Nutrition Ltd.*	159	6,971
Nu Skin Enterprises, Inc., Class A	95	3,532
		88,398
Textiles, Apparel & Luxury Goods — 7.0%
Capri Holdings Ltd.*	262	3,940
Carter's, Inc.	77	6,615
Columbia Sportswear Co.	50	3,653
Deckers Outdoor Corp.*	49	8,944
Hanesbrands, Inc.	627	6,182
Levi Strauss & Co., Class A	73	985
Lululemon Athletica, Inc.*	209	62,720
NIKE, Inc., Class B	2,162	213,130
PVH Corp.	127	5,775
Ralph Lauren Corp.	86	6,494
Skechers USA, Inc., Class A*	231	7,235
Steven Madden Ltd.	134	3,152
Tapestry, Inc.	478	6,501
Under Armour, Inc., Class A*	327	2,861
Under Armour, Inc., Class C*	338	2,657
VF Corp.	568	31,865
Wolverine World Wide, Inc.	139	2,910
		375,619
Investments	Shares	Value
Common Stocks (a) (continued)
Tobacco — 6.0%
Altria Group, Inc.	3,240	$126,522
Philip Morris International, Inc.	2,699	197,999
		324,521
Total Common Stocks (Cost $4,228,567)		3,814,487
	Principal Amount
Short-Term Investments — 14.6%
Repurchase Agreements (c) — 14.6%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $785,833 (Cost $785,829)	$785,829	785,829
Total Investments — 85.4% (Cost $5,014,396)		4,600,316
Other assets less liabilities — 14.6%		788,605
Net Assets — 100.0%		$5,388,921

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $657,696.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $1,392, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% — 8.75%, and maturity dates ranging from August 15, 2020 — May 15, 2048; a total value of $1,495.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$438,515
Aggregate gross unrealized depreciation	(1,385,233)
Net unrealized depreciation	$(946,718)
Federal income tax cost	$5,017,172

See accompanying notes to the financial statements.

40 :: UGE ULTRA CONSUMER GOODS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Consumer Goods had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
818,646	11/13/2020	Bank of America NA	0.47%	Dow Jones U.S. Consumer GoodsSM Index	(192,011)
848,922	12/7/2020	Bank of America NA	0.22%	iShares® U.S. Consumer Goods ETF	27,741
1,667,568					(164,270)	—	164,270	—
160,058	1/20/2021	Citibank NA	0.39%	Dow Jones U.S. Consumer GoodsSM Index	(1,972)	—	1,972	—
78,460	11/8/2021	Credit Suisse International	0.52%	Dow Jones U.S. Consumer GoodsSM Index	(1,215)	—	1,215	—
394,183	12/7/2020	International	0.59%	Dow Jones U.S. Consumer GoodsSM Index	5,971	—	—	5,971
155,037	1/6/2021	Morgan Stanley & Co. International plc	0.72%	Dow Jones U.S. Consumer GoodsSM Index	(12,210)
807,625	1/6/2021	Morgan Stanley & Co. International plc	0.32%	iShares® U.S. Consumer Goods ETF	(7,657)
962,662					(19,867)	—	19,867	—
1,480,927	12/7/2020	Societe Generale	0.72%	Dow Jones U.S. Consumer GoodsSM Index	(320,991)	337	320,654	—
2,179,305	11/8/2021	UBS AG	0.57%	Dow Jones U.S. Consumer GoodsSM Index	(27,518)	25,531	1,987	—
6,923,163					(529,862)
				Total Unrealized Appreciation	33,712
				Total Unrealized Depreciation	(563,574)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA CONSUMER GOODS UGE :: 41

Investments	Shares	Value
Common Stocks (a) — 63.5%
Airlines — 0.8%
Alaska Air Group, Inc.	373	$12,753
Allegiant Travel Co.	40	4,262
American Airlines Group, Inc. (b)	1,181	12,401
Delta Air Lines, Inc.	1,742	43,916
JetBlue Airways Corp.*	875	8,811
Southwest Airlines Co.	1,399	44,908
Spirit Airlines, Inc.*	197	2,551
United Airlines Holdings, Inc.*	753	21,114
		150,716
Commercial Services & Supplies — 0.5%
Copart, Inc.*	618	55,243
IAA, Inc.*	404	16,564
KAR Auction Services, Inc.	392	5,625
Rollins, Inc.	427	17,849
		95,281
Distributors — 0.1%
LKQ Corp.*	928	25,483
Diversified Consumer Services — 0.7%
Adtalem Global Education, Inc.*	166	5,554
Bright Horizons Family Solutions, Inc.*	175	19,579
Chegg, Inc.*	350	21,378
frontdoor, Inc.*	259	11,823
Graham Holdings Co., Class B	13	4,657
Grand Canyon Education, Inc.*	146	14,248
H&R Block, Inc.	594	10,098
Service Corp. International	553	21,805
ServiceMaster Global Holdings, Inc.*	414	13,621
		122,763
Entertainment — 7.0%
Cinemark Holdings, Inc.	326	4,900
Liberty Media Corp.-Liberty Formula One, Class A*	79	2,672
Liberty Media Corp.-Liberty Formula One, Class C*	613	21,240
Lions Gate Entertainment Corp., Class A*	169	1,347
Lions Gate Entertainment Corp., Class B*	329	2,477
Live Nation Entertainment, Inc.*	426	20,942
Madison Square Garden Entertainment Corp.*	51	4,041
Madison Square Garden Sports Corp., Class A*	51	8,702
Netflix, Inc.*	1,326	556,562
Roku, Inc.*	276	30,225
Investments	Shares	Value
Common Stocks (a) (continued)
Walt Disney Co. (The)	5,447	$638,933
World Wrestling Entertainment, Inc., Class A	145	6,709
		1,298,750
Food & Staples Retailing — 6.7%
Casey's General Stores, Inc.	112	17,890
Costco Wholesale Corp.	1,335	411,807
Kroger Co. (The)	2,426	79,136
Sprouts Farmers Market, Inc.*	361	9,072
Sysco Corp.	1,543	85,112
Walgreens Boots Alliance, Inc.	2,266	97,302
Walmart, Inc.	4,287	531,845
		1,232,164
Health Care Providers & Services — 0.5%
AmerisourceBergen Corp.	456	43,475
Cardinal Health, Inc.	884	48,346
		91,821
Hotels, Restaurants & Leisure — 7.8%
Aramark	755	19,547
Boyd Gaming Corp.	245	5,238
Caesars Entertainment Corp.*	1,690	19,249
Carnival Corp. (b)	1,138	17,912
Cheesecake Factory, Inc. (The)	125	2,685
Chipotle Mexican Grill, Inc.*	78	78,305
Choice Hotels International, Inc.	97	7,841
Churchill Downs, Inc.	108	14,328
Cracker Barrel Old Country Store, Inc.	73	7,821
Darden Restaurants, Inc.	364	27,977
Domino's Pizza, Inc.	123	47,458
Dunkin' Brands Group, Inc.	250	15,968
Extended Stay America, Inc.	556	6,394
Hilton Grand Vacations, Inc.*	261	5,622
Hilton Worldwide Holdings, Inc.	853	67,651
Hyatt Hotels Corp., Class A	111	6,115
Las Vegas Sands Corp.	1,021	48,947
Marriott International, Inc., Class A	820	72,570
Marriott Vacations Worldwide Corp.	114	10,241
McDonald's Corp.	2,277	424,251
MGM Resorts International	1,557	26,749
Norwegian Cruise Line Holdings Ltd.*(b)	620	9,709
Planet Fitness, Inc., Class A*	248	16,028
Royal Caribbean Cruises Ltd.	521	27,024
Six Flags Entertainment Corp.	240	5,515
Starbucks Corp.	3,569	278,346
Texas Roadhouse, Inc.	197	10,215
Vail Resorts, Inc.	122	24,196
Wendy's Co. (The)	559	11,884

See accompanying notes to the financial statements.

42 :: UCC ULTRA CONSUMER SERVICES :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Wyndham Destinations, Inc.	275	$8,745
Wyndham Hotels & Resorts, Inc.	288	13,228
Wynn Resorts Ltd.	293	24,401
Yum! Brands, Inc.	915	82,103
		1,444,263
Interactive Media & Services — 0.1%
Pinterest, Inc., Class A*	254	5,154
TripAdvisor, Inc.	320	6,169
Yelp, Inc.*	196	4,261
		15,584
Internet & Direct Marketing Retail — 18.2%
Amazon.com, Inc.*	1,258	3,072,502
Booking Holdings, Inc.*	126	206,567
Expedia Group, Inc.	420	33,382
Qurate Retail, Inc., Series A*	1,169	9,627
Wayfair, Inc., Class A*	199	34,138
		3,356,216
IT Services — 0.1%
LiveRamp Holdings, Inc.*	207	10,439
Media — 6.7%
Altice USA, Inc., Class A*	936	24,073
AMC Networks, Inc., Class A*	135	3,816
Cable One, Inc.	15	28,303
Charter Communications, Inc., Class A*	474	257,856
Comcast Corp., Class A	13,722	543,391
Discovery, Inc., Class A*	482	10,484
Discovery, Inc., Class C*	1,016	19,903
DISH Network Corp., Class A*	772	24,434
Fox Corp., Class A	1,073	31,299
Fox Corp., Class B	494	14,217
Interpublic Group of Cos., Inc. (The)	1,173	20,070
John Wiley & Sons, Inc., Class A	132	5,306
Liberty Broadband Corp., Class A*	73	9,832
Liberty Broadband Corp., Class C*	462	63,118
Liberty Media Corp.-Liberty SiriusXM, Class A*	252	9,198
Liberty Media Corp.-Liberty SiriusXM, Class C*	431	15,719
Meredith Corp.	123	1,838
New York Times Co. (The), Class A	437	17,144
News Corp., Class A	1,178	14,431
News Corp., Class B	371	4,549
Nexstar Media Group, Inc., Class A	139	11,580
Omnicom Group, Inc.	657	35,997
Sinclair Broadcast Group, Inc., Class A	204	3,813
Sirius XM Holdings, Inc.	4,149	24,147
Investments	Shares	Value
Common Stocks (a) (continued)
TEGNA, Inc.	659	$7,724
ViacomCBS, Inc.	1,634	33,889
		1,236,131
Multiline Retail — 2.4%
Dollar General Corp.	770	147,463
Dollar Tree, Inc.*	715	69,977
Kohl's Corp.	476	9,149
Macy's, Inc. (b)	940	5,978
Nordstrom, Inc.	326	5,258
Ollie's Bargain Outlet Holdings, Inc.*	167	15,272
Target Corp.	1,532	187,410
		440,507
Professional Services — 0.5%
IHS Markit Ltd.	1,212	84,186
Road & Rail — 0.3%
AMERCO	23	7,417
Avis Budget Group, Inc.*(b)	174	3,746
Lyft, Inc., Class A*	615	19,225
Uber Technologies, Inc.*	621	22,555
		52,943
Specialty Retail — 11.1%
Aaron's, Inc.	204	7,529
Advance Auto Parts, Inc.	210	29,257
American Eagle Outfitters, Inc.	483	4,424
AutoNation, Inc.*	180	7,107
AutoZone, Inc.*	73	83,794
Best Buy Co., Inc.	688	53,726
Burlington Stores, Inc.*	199	41,724
CarMax, Inc.*	495	43,585
Carvana Co.*	153	14,226
Dick's Sporting Goods, Inc.	194	6,996
Five Below, Inc.*	168	17,581
Floor & Decor Holdings, Inc., Class A*	212	11,024
Foot Locker, Inc.	325	9,003
Gap, Inc. (The)	644	5,732
Home Depot, Inc. (The)	3,296	818,990
L Brands, Inc.	705	11,414
Lithia Motors, Inc., Class A	68	8,200
Lowe's Cos., Inc.	2,315	301,760
Murphy USA, Inc.*	88	10,217
National Vision Holdings, Inc.*	240	6,427
O'Reilly Automotive, Inc.*	230	95,965
Penske Automotive Group, Inc.	103	3,683
Ross Stores, Inc.	1,094	106,074
Tiffany & Co.	327	41,899
TJX Cos., Inc. (The)	3,664	193,313
Tractor Supply Co.	358	43,683

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA CONSUMER SERVICES UCC :: 43

Investments	Shares	Value
Common Stocks (a) (continued)
Ulta Beauty, Inc.*	172	$41,970
Urban Outfitters, Inc.*	215	3,642
Williams-Sonoma, Inc.	235	19,554
		2,042,499
Trading Companies & Distributors — 0.0% (c)
Beacon Roofing Supply, Inc.*	210	5,170
Total Common Stocks (Cost $12,018,691)		11,704,916
	Number of Rights
Rights — 0.0% (c)
Media — 0.0% (c)
Liberty Media Corp.-Liberty SiriusXM, expiring 6/5/2020* (Cost $—)	2	22
	Shares
Securities Lending Reinvestments (d) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $23,212)	23,212	23,212
	Principal Amount
Short-Term Investments — 26.5%
Repurchase Agreements (e) — 26.5%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $4,896,233 (Cost $4,896,213)	$4,896,213	4,896,213
Total Investments — 90.1% (Cost $16,938,116)		16,624,363
Other assets less liabilities — 9.9%		1,822,154
Net Assets — 100.0%		$18,446,517

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $3,006,763.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $29,562, collateralized in the form of cash with a value of $23,212 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $7,822 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $31,034.

(c)  Represents less than 0.05% of net assets.

(d)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $23,212.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,831,317
Aggregate gross unrealized depreciation	(2,676,551)
Net unrealized depreciation	$(845,234)
Federal income tax cost	$17,063,429

See accompanying notes to the financial statements.

44 :: UCC ULTRA CONSUMER SERVICES :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Consumer Services had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,353,297	12/7/2020	Bank of America NA	0.52%	Dow Jones U.S. Consumer ServicesSM Index	16,131	—	—	16,131
1,294,675	12/7/2020	BNP Paribas SA	0.67%	Dow Jones U.S. Consumer ServicesSM Index	63,675	—	—	63,675
3,447,924	1/20/2021	Citibank NA	0.39%	Dow Jones U.S. Consumer ServicesSM Index	66,313	—	—	66,313
300,955	11/8/2021	Credit Suisse International	0.52%	Dow Jones U.S. Consumer ServicesSM Index	(928,699)	—	928,699	—
2,076,023	12/7/2020	Goldman Sachs International	0.59%	Dow Jones U.S. Consumer ServicesSM Index	49,739	—	—	49,739
1,197,007	1/6/2021	Morgan Stanley & Co. International plc	0.82%	Dow Jones U.S. Consumer ServicesSM Index	13,156	—	—	13,156
8,240,494	1/6/2021	Societe Generale	0.72%	Dow Jones U.S. Consumer ServicesSM Index	(23,797)	—	23,797	—
7,153,648	11/8/2021	UBS AG	0.57%	Dow Jones U.S. Consumer ServicesSM Index	337,314	(270,119)	—	67,195
25,064,023					(406,168)
				Total Unrealized Appreciation	546,328
				Total Unrealized Depreciation	(952,496)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA CONSUMER SERVICES UCC :: 45

Investments	Shares	Value
Common Stocks (a) — 70.8%
Aerospace & Defense — 4.0%
Boeing Co. (The)	56,955	$8,306,887
Raytheon Technologies Corp.	56,952	3,674,543
		11,981,430
Banks — 1.9%
JPMorgan Chase & Co.	56,952	5,541,999
Beverages — 0.9%
Coca-Cola Co. (The)	56,955	2,658,659
Capital Markets — 3.8%
Goldman Sachs Group, Inc. (The)	56,956	11,191,284
Chemicals — 0.7%
Dow, Inc.	56,951	2,198,309
Communications Equipment — 0.9%
Cisco Systems, Inc.	56,954	2,723,540
Consumer Finance — 1.8%
American Express Co.	56,952	5,414,427
Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc.	56,954	3,268,020
Entertainment — 2.2%
Walt Disney Co. (The)	56,951	6,680,352
Food & Staples Retailing — 3.2%
Walgreens Boots Alliance, Inc.	56,954	2,445,605
Walmart, Inc.	56,955	7,065,837
		9,511,442
Health Care Providers & Services — 5.8%
UnitedHealth Group, Inc.	56,956	17,363,037
Hotels, Restaurants & Leisure — 3.6%
McDonald's Corp.	56,956	10,612,042
Household Products — 2.2%
Procter & Gamble Co. (The)	56,956	6,602,339
Industrial Conglomerates — 3.0%
3M Co.	56,956	8,910,197
Insurance — 2.1%
Travelers Cos., Inc. (The)	56,952	6,092,725
Investments	Shares	Value
Common Stocks (a) (continued)
IT Services — 6.1%
International Business Machines Corp.	56,954	$7,113,555
Visa, Inc., Class A	56,956	11,120,089
		18,233,644
Machinery — 2.3%
Caterpillar, Inc.	56,953	6,841,764
Oil, Gas & Consumable Fuels — 2.6%
Chevron Corp.	56,953	5,222,590
Exxon Mobil Corp.	56,955	2,589,744
		7,812,334
Pharmaceuticals — 5.1%
Johnson & Johnson	56,956	8,472,205
Merck & Co., Inc.	56,954	4,597,327
Pfizer, Inc.	56,955	2,175,111
		15,244,643
Semiconductors & Semiconductor Equipment — 1.2%
Intel Corp.	56,955	3,584,178
Software — 3.5%
Microsoft Corp.	56,956	10,437,187
Specialty Retail — 4.8%
Home Depot, Inc. (The)	56,956	14,152,427
Technology Hardware, Storage & Peripherals — 6.1%
Apple, Inc.	56,956	18,108,590
Textiles, Apparel & Luxury Goods — 1.9%
NIKE, Inc., Class B	56,953	5,614,427
Total Common Stocks (Cost $212,643,018)		210,778,996
	Principal Amount
Short-Term Investments — 37.8%
Repurchase Agreements (b) — 37.8%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $112,542,188 (Cost $112,541,718)	$112,541,718	112,541,718
Total Investments — 108.6% (Cost $325,184,736)		323,320,714
Liabilities in excess of other assets — (8.6%)		(25,537,726)
Net Assets — 100.0%		$297,782,988

See accompanying notes to the financial statements.

46 :: DDM ULTRA DOW30SM :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $110,806,742.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$31,360,963
Aggregate gross unrealized depreciation	(69,221,369)
Net unrealized depreciation	$(37,860,406)
Federal income tax cost	$325,184,736

Futures Contracts Purchased

Ultra Dow30SM had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	252	6/19/2020	USD	$31,929,660	$2,986,620

Swap Agreementsa

Ultra Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
46,991,498	12/7/2020	Bank of America NA	0.15%	Dow Jones Industrial AverageSM	(3,255,786)	—	3,255,786	—
8,681,024	11/6/2020	BNP Paribas SA	0.77%	Dow Jones Industrial AverageSM	(2,811,511)	—	2,811,511	—
57,264,296	1/20/2021	Citibank NA	0.39%	Dow Jones Industrial AverageSM	(25,814,873)	25,769,008	45,865	—
30,358,200	11/8/2021	Credit Suisse International	0.47%	Dow Jones Industrial AverageSM	1,725,536	—	(1,725,536)	—
52,910,357	11/6/2020	Goldman Sachs International	0.59%	Dow Jones Industrial AverageSM	5,768,655
73,443,422	11/8/2021	Goldman Sachs International	0.44%	SPDR® Dow Jones Industrial AverageSM ETF Trust	(3,895,023)
126,353,779					1,873,632	(1,873,632)	—	—
20,270,549	1/6/2021	Morgan Stanley & Co. International plc	0.60%	SPDR® Dow Jones Industrial AverageSM ETF Trust	233,344	(233,344)	—	—
28,251,401	1/6/2021	Societe Generale	0.27%	Dow Jones Industrial AverageSM	(4,286,058)	4,286,058	—	—

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA DOW30SM DDM :: 47

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
34,719,703	11/6/2020	UBS AG	0.72%	Dow Jones Industrial AverageSM	(6,647,288)	6,642,749	4,539	—
352,890,450					(38,983,004)
				Total Unrealized Appreciation	7,727,535
				Total Unrealized Depreciation	(46,710,539)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

48 :: DDM ULTRA DOW30SM :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 66.3%
Aflac, Inc. (Insurance)	0.4%	46,375	$1,691,296
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	0.3%	7,743	1,190,254
Allstate Corp. (The) (Insurance)	0.4%	20,465	2,001,682
American Express Co. (Consumer Finance)	0.9%	42,386	4,029,637
American International Group, Inc. (Insurance)	0.4%	54,965	1,652,248
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	1.6%	27,980	7,223,597
Aon plc, Class A (Insurance)	0.7%	14,790	2,912,891
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	0.3%	8,824	1,376,632
Bank of America Corp. (Banks)	2.8%	511,375	12,334,365
Bank of New York Mellon Corp. (The) (Capital Markets)	0.4%	53,019	1,970,716
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	5.1%	123,556	22,929,522
BlackRock, Inc. (Capital Markets)	1.1%	9,581	5,064,900
Blackstone Group, Inc. (The), Class A (Capital Markets)	0.5%	41,649	2,365,663
Capital One Financial Corp. (Consumer Finance)	0.4%	29,419	2,001,669
Charles Schwab Corp. (The) (Capital Markets)	0.6%	72,217	2,593,312
Chubb Ltd. (Insurance)	0.8%	28,626	3,490,654
Citigroup, Inc. (Banks)	1.5%	137,908	6,607,172
CME Group, Inc. (Capital Markets)	0.9%	22,637	4,133,516
CoStar Group, Inc.* (Professional Services)	0.4%	2,461	1,616,385
Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	1.0%	26,262	4,521,266
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.5%	16,578	2,379,938
Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	0.8%	5,387	3,758,133
Equity Residential (Equity Real Estate Investment Trusts (REITs))	0.3%	22,049	1,335,287
First Republic Bank (Banks)	0.3%	10,647	1,151,686
Goldman Sachs Group, Inc. (The) (Capital Markets)	0.9%	20,130	3,955,344
Intercontinental Exchange, Inc. (Capital Markets)	0.8%	35,194	3,422,617
JPMorgan Chase & Co. (Banks)	4.3%	198,123	19,279,349
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
MarketAxess Holdings, Inc. (Capital Markets)	0.3%	2,394	$1,217,564
Marsh & McLennan Cos., Inc. (Insurance)	0.8%	31,876	3,376,306
Mastercard, Inc., Class A (IT Services)	3.8%	56,075	16,872,407
MetLife, Inc. (Insurance)	0.4%	49,378	1,778,102
Moody's Corp. (Capital Markets)	0.6%	10,258	2,743,092
Morgan Stanley (Capital Markets)	0.7%	73,595	3,252,899
MSCI, Inc. (Capital Markets)	0.4%	5,353	1,760,334
PNC Financial Services Group, Inc. (The) (Banks)	0.7%	27,677	3,156,285
Progressive Corp. (The) (Insurance)	0.6%	36,932	2,868,878
Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	1.0%	46,633	4,266,919
Prudential Financial, Inc. (Insurance)	0.3%	25,391	1,547,835
Public Storage (Equity Real Estate Investment Trusts (REITs))	0.4%	9,488	1,923,597
S&P Global, Inc. (Capital Markets)	1.1%	15,440	5,018,309
SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	0.5%	7,111	2,233,778
State Street Corp. (Capital Markets)	0.3%	22,969	1,400,190
T. Rowe Price Group, Inc. (Capital Markets)	0.4%	14,762	1,784,726
Travelers Cos., Inc. (The) (Insurance)	0.4%	16,302	1,743,988
Truist Financial Corp. (Banks)	0.7%	84,711	3,115,671
US Bancorp (Banks)	0.7%	89,780	3,192,577
Visa, Inc., Class A (IT Services)	4.7%	108,132	21,111,692
Wells Fargo & Co. (Banks)	1.4%	243,297	6,440,072
Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	25,632	1,298,773
Willis Towers Watson plc (Insurance)	0.4%	8,121	1,647,751
Other Common Stocks (b)	17.1%	2,773,286	76,465,397
Total Common Stocks (Cost $249,518,565)			297,206,873
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $417,797)	0.1%	417,797	417,797

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA FINANCIALS UYG :: 49

Amount	Principal Value
Short-Term Investments — 10.1%
Repurchase Agreements (d) — 10.1%

Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $45,298,201 (Cost $45,298,012)	$45,298,012	$45,298,012
Total Investments — 76.5% (Cost $295,234,374)		342,922,682
Other assets less liabilities — 23.5%		105,375,974
Net Assets — 100.0%		$448,298,656

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $81,718,269.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $539,222, collateralized in the form of cash with a value of $417,797 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $143,164 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $560,961.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $417,797.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$180,041,851
Aggregate gross unrealized depreciation	(37,146,890)
Net unrealized appreciation	$142,894,961
Federal income tax cost	$295,597,125

Swap Agreementsa

Ultra Financials had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
21,965,047	1/8/2021	Bank of America NA	0.77%	Dow Jones U.S. FinancialsSM Index[f]	6,763,756	(6,763,756)	—	—
127,870,276	1/8/2021	BNP Paribas SA	0.77%	Dow Jones U.S. FinancialsSM Index[f]	12,012,686	(12,012,686)	—	—
17,922,367	3/8/2021	Citibank NA	0.79%	Dow Jones U.S. FinancialsSM Index[f]	4,679,805	—	(4,679,805)	—
67,718,695	1/8/2021	Credit Suisse International	0.52%	Dow Jones U.S. FinancialsSM Index[f]	6,043,464	—	(6,043,464)	—
93,064,496	2/8/2021	Goldman Sachs International	0.59%	Dow Jones U.S. FinancialsSM Index[f]	5,479,686	(5,479,686)	—	—
1,694,763	1/6/2021	Morgan Stanley & Co. International plc	0.19%	Dow Jones U.S. FinancialsSM Index[f]	(340,911)	—	340,911	—
159,764,917	1/8/2021	Societe Generale	0.92%	Dow Jones U.S. FinancialsSM Index[f]	48,823,072	(48,823,072)	—	—
110,274,453	1/8/2021	UBS AG	0.87%	Dow Jones U.S. FinancialsSM Index[f]	12,107,846	(12,107,846)	—	—
600,275,014					95,569,404
				Total Unrealized Appreciation	95,910,315
				Total Unrealized Depreciation	(340,911)

See accompanying notes to the financial statements.

50 :: UYG ULTRA FINANCIALS :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Summary Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

Ultra Financials invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Banks	15.3%
Capital Markets	11.3%
Consumer Finance	2.1%
Diversified Financial Services	5.3%
Equity Real Estate Investment Trusts (REITs)	13.8%
Insurance	8.6%
IT Services	8.5%
Mortgage Real Estate Investment Trusts (REITs)	0.4%
Professional Services	0.4%
Real Estate Management & Development	0.3%
Thrifts & Mortgage Finance	0.3%
Other[a]	33.7%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA FINANCIALS UYG :: 51

Investments	Principal Amount	Value
Short-Term Investments — 59.7%
Repurchase Agreements (a) — 59.7%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $12,038,471 (Cost $12,038,421)	$12,038,421	$12,038,421
Total Investments — 59.7% (Cost $12,038,421)		12,038,421
Other assets less liabilities — 40.3%		8,123,536
Net Assets — 100.0%		$20,161,957

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,656,695
Aggregate gross unrealized depreciation	(3,187,616)
Net unrealized depreciation	$(1,530,921)
Federal income tax cost	$12,038,421

Swap Agreementsa,f

Ultra FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
15,878	1/8/2021	Bank of America NA	0.42%	iShares® China Large-Cap ETF	(487)	—	487	—
800	12/31/2021	Citibank NA	(0.66)%	iShares® China Large-Cap ETF	(930,051)	—	930,051	—
141,635	11/9/2021	Credit Suisse International	(0.03)%	iShares® China Large-Cap ETF	(43,780)	—	43,780	—
17,221,095	11/9/2021	Goldman Sachs International	(1.41)%	iShares® China Large-Cap ETF	412,431	—	—	412,431
85,648	11/6/2020	Morgan Stanley & Co. International plc	0.07%	iShares® China Large-Cap ETF	(2,213,298)	—	2,134,203	(79,095)
7,743,647	11/6/2020	Societe Generale	(0.18)%	iShares® China Large-Cap ETF	121,055	—	—	121,055
15,118,979	1/14/2022	UBS AG	(0.78)%	iShares® China Large-Cap ETF	1,123,209	(875,169)	—	248,040
40,327,682					(1,530,921)
				Total Unrealized Appreciation	1,656,695
				Total Unrealized Depreciation	(3,187,616)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

52 :: XPP ULTRA FTSE CHINA 50 :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA FTSE CHINA 50 XPP :: 53

Investments	Principal Amount	Value
Short-Term Investments — 38.1%
Repurchase Agreements (a) — 38.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $1,333,276 (Cost $1,333,270)	$1,333,270	$1,333,270
Total Investments — 38.1% (Cost $1,333,270)		1,333,270
Other assets less liabilities — 61.9%		2,166,425
Net Assets — 100.0%		$3,499,695

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$592,590
Aggregate gross unrealized depreciation	(634,003)
Net unrealized depreciation	$(41,413)
Federal income tax cost	$1,333,270

Swap Agreementsa,f

Ultra FTSE Europe had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
79,087	1/8/2021	Bank of America NA	0.52%	Vanguard® FTSE Europe ETF Shares	(11,824)	—	11,824	—
34,808	11/9/2021	Citibank NA	0.29%	Vanguard® FTSE Europe ETF Shares	(522,416)	—	522,416	—
2,385,238	12/13/2021	Credit Suisse International	0.02%	Vanguard® FTSE Europe ETF Shares	21,549	—	—	21,549
3,240,773	1/14/2022	Goldman Sachs International	(0.11)%	Vanguard® FTSE Europe ETF Shares	460,126	(264,760)	—	195,366
16,488	11/9/2021	Morgan Stanley & Co. International plc	0.47%	Vanguard® FTSE Europe ETF Shares	(58,358)	—	—	(58,358)
14,656	11/9/2021	Societe Generale	0.22%	Vanguard® FTSE Europe ETF Shares	(41,405)	—	41,405	—
1,245,746	12/13/2021	UBS AG	0.22%	Vanguard® FTSE Europe ETF Shares	110,915	—	—	110,915
7,016,796					(41,413)
				Total Unrealized Appreciation	592,590
				Total Unrealized Depreciation	(634,003)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

54 :: UPV ULTRA FTSE EUROPE :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA FTSE EUROPE UPV :: 55

Investments	Shares	Value
Common Stocks (a) — 60.9%
Biotechnology — 11.6%
AbbVie, Inc.	28,351	$2,627,287
ACADIA Pharmaceuticals, Inc.*	1,812	90,020
Agios Pharmaceuticals, Inc.*	950	49,153
Alexion Pharmaceuticals, Inc.*	3,567	427,683
Alkermes plc*	2,536	41,489
Allogene Therapeutics, Inc.*(b)	823	39,636
Alnylam Pharmaceuticals, Inc.*	1,796	242,945
Amgen, Inc.	9,573	2,198,918
Biogen, Inc.*	2,906	892,404
BioMarin Pharmaceutical, Inc.*	2,896	308,569
Bluebird Bio, Inc.*	1,029	65,475
Blueprint Medicines Corp.*	768	50,027
Exact Sciences Corp.*	2,255	193,659
Exelixis, Inc.*	4,894	120,931
FibroGen, Inc.*	1,265	42,302
Gilead Sciences, Inc.	20,390	1,586,954
Immunomedics, Inc.*	2,963	99,527
Incyte Corp.*	2,880	293,501
Intercept Pharmaceuticals, Inc.*	405	29,265
Ionis Pharmaceuticals, Inc.*	2,063	115,961
Moderna, Inc.*	4,705	289,357
Myriad Genetics, Inc.*	1,197	17,392
Neurocrine Biosciences, Inc.*	1,481	184,770
Portola Pharmaceuticals, Inc.*	1,129	20,266
Regeneron Pharmaceuticals, Inc.*	1,622	993,978
Sage Therapeutics, Inc.*	837	29,898
Sarepta Therapeutics, Inc.*	1,141	173,740
Seattle Genetics, Inc.*	1,851	290,996
Ultragenyx Pharmaceutical, Inc.*	875	59,902
United Therapeutics Corp.*	709	83,627
Vertex Pharmaceuticals, Inc.*	4,143	1,193,018
		12,852,650
Health Care Equipment & Supplies — 15.4%
Abbott Laboratories	28,484	2,703,701
ABIOMED, Inc.*	728	162,999
Align Technology, Inc.*	1,156	283,937
Avanos Medical, Inc.*	773	22,463
Baxter International, Inc.	8,228	740,602
Becton Dickinson and Co.	4,748	1,172,424
Boston Scientific Corp.*	22,463	853,369
Cantel Medical Corp.	603	25,374
Cooper Cos., Inc. (The)	800	253,584
Danaher Corp.	10,294	1,715,083
DENTSPLY SIRONA, Inc.	3,584	166,728
DexCom, Inc.*	1,471	556,494
Edwards Lifesciences Corp.*	3,360	755,059
Globus Medical, Inc., Class A*	1,240	67,766
Haemonetics Corp.*	815	89,389
Investments	Shares	Value
Common Stocks (a) (continued)
Hill-Rom Holdings, Inc.	1,074	$109,194
Hologic, Inc.*	4,321	229,013
ICU Medical, Inc.*	312	62,282
IDEXX Laboratories, Inc.*	1,384	427,490
Insulet Corp.*	996	187,816
Integra LifeSciences Holdings Corp.*	1,146	59,718
Intuitive Surgical, Inc.*	1,862	1,080,016
LivaNova plc*	780	41,722
Masimo Corp.*	791	189,990
Medtronic plc	21,599	2,129,229
Neogen Corp.*	846	60,252
NuVasive, Inc.*	840	50,904
Penumbra, Inc.*	517	89,141
ResMed, Inc.	2,316	372,459
STERIS plc	1,367	226,772
Stryker Corp.	5,192	1,016,230
Teleflex, Inc.	748	271,419
Varian Medical Systems, Inc.*	1,463	177,594
West Pharmaceutical Services, Inc.	1,191	257,304
Zimmer Biomet Holdings, Inc.	3,314	418,691
		17,026,208
Health Care Providers & Services — 11.4%
Acadia Healthcare Co., Inc.*	1,431	40,941
Amedisys, Inc.*	519	99,674
Anthem, Inc.	4,089	1,202,616
Centene Corp.*	9,522	630,832
Chemed Corp.	260	124,413
Cigna Corp.	6,019	1,187,669
Covetrus, Inc.*	1,565	23,913
CVS Health Corp.	20,970	1,375,003
DaVita, Inc.*	1,445	116,987
Encompass Health Corp.	1,591	116,541
Guardant Health, Inc.*	650	58,753
HCA Healthcare, Inc.	4,266	456,035
HealthEquity, Inc.*	1,142	70,770
Henry Schein, Inc.*	2,366	143,664
Humana, Inc.	2,133	875,916
Laboratory Corp. of America Holdings*	1,566	274,551
McKesson Corp.	2,945	467,283
MEDNAX, Inc.*	1,358	21,090
Molina Healthcare, Inc.*	1,009	187,492
Premier, Inc., Class A*	1,073	37,330
Quest Diagnostics, Inc.	2,173	257,022
Tenet Healthcare Corp.*	1,675	36,448
UnitedHealth Group, Inc.	15,270	4,655,060
Universal Health Services, Inc., Class B	1,299	136,980
		12,596,983

See accompanying notes to the financial statements.

56 :: RXL ULTRA HEALTH CARE :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Health Care Technology — 0.2%
Teladoc Health, Inc.*	1,165	$202,780
Life Sciences Tools & Services — 4.9%
Agilent Technologies, Inc.	4,987	439,554
Avantor, Inc.*	4,327	82,083
Bio-Rad Laboratories, Inc., Class A*	348	170,980
Bio-Techne Corp.	614	162,587
Bruker Corp.	1,637	70,849
Charles River Laboratories International, Inc.*	789	141,752
Illumina, Inc.*	2,369	860,066
IQVIA Holdings, Inc.*	2,906	434,505
Mettler-Toledo International, Inc.*	396	314,820
PRA Health Sciences, Inc.*	1,020	105,570
Repligen Corp.*	756	99,013
Syneos Health, Inc.*	1,004	61,234
Thermo Fisher Scientific, Inc.	6,462	2,256,466
Waters Corp.*	1,041	208,044
		5,407,523
Pharmaceuticals — 17.4%
Bristol-Myers Squibb Co.	37,782	2,256,341
Catalent, Inc.*	2,490	193,548
Elanco Animal Health, Inc.*	5,899	126,298
Eli Lilly and Co.	13,618	2,082,873
Horizon Therapeutics plc*	3,018	153,103
Jazz Pharmaceuticals plc*	912	108,820
Johnson & Johnson	42,418	6,309,677
Merck & Co., Inc.	41,033	3,312,184
Mylan NV*	8,316	141,954
Nektar Therapeutics*	2,834	61,498
Perrigo Co. plc	2,195	120,220
Pfizer, Inc.	89,192	3,406,242
Zoetis, Inc.	7,677	1,070,097
		19,342,855
Total Common Stocks (Cost $65,364,304)		67,428,999
Securities Lending Reinvestments (c) — 0.0%(d)
Investment Companies — 0.0%(d)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $17,860)	17,860	17,860
Investments	Principal Amount	Value
Short-Term Investments — 25.2%
Repurchase Agreements (e) — 25.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $27,905,327 (Cost $27,905,211)	$27,905,211	$27,905,211
Total Investments — 86.1% (Cost $93,287,375)		95,352,070
Other assets less liabilities — 13.9%		15,364,344
Net Assets — 100.0%		$110,716,414

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $11,455,348.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $18,108, collateralized in the form of cash with a value of $17,860 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $17,860.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,027,303
Aggregate gross unrealized depreciation	(6,757,290)
Net unrealized appreciation	$9,270,013
Federal income tax cost	$93,309,410

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA HEALTH CARE RXL :: 57

Swap Agreementsa

Ultra Health Care had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
25,384,400	12/7/2020	Bank of America NA	0.37%	iShares® U.S. Healthcare ETF	1,361,370
35,688,560	12/7/2020	Bank of America NA	0.62%	Dow Jones U.S. Health CareSM Index[f]	2,572,319
61,072,960					3,933,689	(3,342,711)	—	590,978
2,032,955	11/6/2020	Citibank NA	0.39%	Dow Jones U.S. Health CareSM Index[f]	218,554	—	—	218,554
14,462,956	11/8/2021	Credit Suisse International	0.52%	Dow Jones U.S. Health CareSM Index[f]	913,422	—	(740,000)	173,422
12,111,986	11/6/2020	Goldman Sachs International	0.12%	iShares® U.S. Healthcare ETF	1,233,146
13,018,577	12/7/2020	Goldman Sachs International	0.59%	Dow Jones U.S. Health CareSM Index[f]	2,169,934
25,130,563					3,403,080	(3,282,467)	—	120,613
399,149	1/6/2021	Morgan Stanley & Co. International plc	0.92%	Dow Jones U.S. Health CareSM Index[f]	36,502
9,561,436	11/6/2020	Morgan Stanley & Co. International plc	0.47%	iShares® U.S. Healthcare ETF	1,495,711
9,960,585					1,532,213	(1,483,000)	—	49,213
4,183,173	1/6/2021	Societe Generale	0.97%	Dow Jones U.S. Health CareSM Index[f]	(1,378,076)	696,589	681,487	—
37,041,009	11/13/2020	UBS AG	0.57%	Dow Jones U.S. Health CareSM Index[f]	(1,395,529)	1,395,516	13	—
153,884,201					7,227,353
				Total Unrealized Appreciation	10,000,958
				Total Unrealized Depreciation	(2,773,605)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

58 :: RXL ULTRA HEALTH CARE :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Exchange Traded Funds — 40.0%
iShares iBoxx $ High Yield Corporate Bond ETF (Cost $2,020,850)	23,395	$1,928,216
	Principal Amount
Short-Term Investments — 46.8%
Repurchase Agreements (a) — 46.8%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $2,251,880 (Cost $2,251,871)	$2,251,871	2,251,871
Total Investments — 86.8% (Cost $4,272,721)		4,180,087
Other assets less liabilities — 13.2%		633,079
Net Assets — 100.0%		$4,813,166

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$39,590
Aggregate gross unrealized depreciation	(113,712)
Net unrealized depreciation	$(74,122)
Federal income tax cost	$4,272,721

Swap Agreementsa,f

Ultra High Yield had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,456,525	11/8/2021	Citibank NA	(0.03)%	iShares® iBoxx $ High Yield Corporate Bond ETF	(9,648)	—	9,648	—
5,159,478	11/6/2020	Credit Suisse International	(1.53)%	iShares® iBoxx $ High Yield Corporate Bond ETF	39,590	—	—	39,590
1,074,511	11/6/2020	Goldman Sachs International	(0.16)%	iShares® iBoxx $ High Yield Corporate Bond ETF	(11,430)	—	11,430	—
7,690,514					18,512
				Total Unrealized Appreciation	39,590
				Total Unrealized Depreciation	(21,078)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA HIGH YIELD UJB :: 59

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 72.2%
3M Co. (Industrial Conglomerates)	2.0%	1,849	$289,258
Accenture plc, Class A (IT Services)	2.8%	2,043	411,910
AMETEK, Inc. (Electrical Equipment)	0.4%	735	67,407
Amphenol Corp., Class A (Electronic Equipment, Instruments & Components)	0.6%	953	92,022
Automatic Data Processing, Inc. (IT Services)	1.4%	1,391	203,768
Ball Corp. (Containers & Packaging)	0.5%	1,051	74,894
Boeing Co. (The) (Aerospace & Defense)	1.7%	1,719	250,716
Caterpillar, Inc. (Machinery)	1.4%	1,777	213,471
Cintas Corp. (Commercial Services & Supplies)	0.5%	268	66,453
CSX Corp. (Road & Rail)	1.2%	2,500	178,950
Cummins, Inc. (Machinery)	0.6%	492	83,443
Deere & Co. (Machinery)	1.0%	1,012	153,945
Eaton Corp. plc (Electrical Equipment)	0.8%	1,331	113,002
Emerson Electric Co. (Electrical Equipment)	0.8%	1,960	119,599
Equifax, Inc. (Professional Services)	0.4%	389	59,735
Fastenal Co. (Trading Companies & Distributors)	0.5%	1,844	76,084
FedEx Corp. (Air Freight & Logistics)	0.7%	770	100,531
Fidelity National Information Services, Inc. (IT Services)	1.8%	1,976	274,328
Fiserv, Inc.* (IT Services)	1.3%	1,837	196,137
FleetCor Technologies, Inc.* (IT Services)	0.5%	280	68,261
Fortive Corp. (Machinery)	0.4%	951	57,992
General Dynamics Corp. (Aerospace & Defense)	0.7%	752	110,416
General Electric Co. (Industrial Conglomerates)	1.2%	28,083	184,505
Global Payments, Inc. (IT Services)	1.2%	968	173,746
Honeywell International, Inc. (Industrial Conglomerates)	2.3%	2,298	335,163
Illinois Tool Works, Inc. (Machinery)	1.1%	939	161,940
Johnson Controls International plc (Building Products)	0.5%	2,479	77,865
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	0.4%	604	65,310
L3Harris Technologies, Inc. (Aerospace & Defense)	1.0%	712	142,008
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Lockheed Martin Corp. (Aerospace & Defense)	2.1%	797	$309,587
Norfolk Southern Corp. (Road & Rail)	1.0%	839	149,585
Northrop Grumman Corp. (Aerospace & Defense)	1.1%	504	168,941
Otis Worldwide Corp. (Machinery)	0.5%	1,302	68,550
PACCAR, Inc. (Machinery)	0.6%	1,112	82,132
Parker-Hannifin Corp. (Machinery)	0.5%	413	74,328
Paychex, Inc. (IT Services)	0.5%	1,024	74,015
PayPal Holdings, Inc.* (IT Services)	3.9%	3,775	585,162
Raytheon Technologies Corp. (Aerospace & Defense)	2.0%	4,694	302,857
Republic Services, Inc. (Commercial Services & Supplies)	0.4%	678	57,942
Rockwell Automation, Inc. (Electrical Equipment)	0.5%	371	80,195
Roper Technologies, Inc. (Industrial Conglomerates)	0.9%	335	131,923
Sherwin-Williams Co. (The) (Chemicals)	1.0%	263	156,183
Square, Inc., Class A* (IT Services)	0.6%	1,102	89,350
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	0.6%	1,076	87,425
Trane Technologies plc (Building Products)	0.5%	770	69,462
TransDigm Group, Inc. (Aerospace & Defense)	0.5%	161	68,396
Union Pacific Corp. (Road & Rail)	2.6%	2,232	379,128
United Parcel Service, Inc., Class B (Air Freight & Logistics)	1.5%	2,252	224,547
Verisk Analytics, Inc. (Professional Services)	0.6%	527	91,002
Waste Management, Inc. (Commercial Services & Supplies)	0.9%	1,255	133,971
Other Common Stocks (b)	19.7%	60,094	2,921,954
Total Common Stocks (Cost $11,895,053)			10,709,494
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $1,994)	0.0%	1,994	1,994

See accompanying notes to the financial statements.

60 :: UXI ULTRA INDUSTRIALS :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Amount	Principal Value
Short-Term Investments — 23.1%
Repurchase Agreements (e) — 23.1%

Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $3,433,813 (Cost $3,433,798)	$3,433,798	$3,433,798
Total Investments — 95.3% (Cost $15,330,845)		14,145,286
Other assets less liabilities — 4.7%		692,494
Net Assets — 100.0%		$14,837,780

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $3,145,827.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $2,166, collateralized in the form of cash with a value of $1,994 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $222 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $2,216.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $1,994.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,548,591
Aggregate gross unrealized depreciation	(6,475,821)
Net unrealized depreciation	$(4,927,230)
Federal income tax cost	$15,335,996

Swap Agreementsa

Ultra Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
2,468,665	1/6/2021	Bank of America NA	0.22%	iShares® U.S. Industrials ETF	(316,403)
3,249,241	1/6/2021	Bank of America NA	0.52%	Dow Jones U.S. IndustrialsSM Index	(2,156,502)
5,717,906					(2,472,905)	—	2,472,905	—
656,902	1/20/2021	Citibank NA	0.39%	Dow Jones U.S. IndustrialsSM Index	(73,270)	—	73,270	—
130,236	11/8/2021	Credit Suisse International	0.52%	Dow Jones U.S. IndustrialsSM Index	(15,526)	—	15,526	—
625,417	12/7/2020	Goldman Sachs International	0.59%	Dow Jones U.S. IndustrialsSM Index	(70,560)	—	70,560	—
344,541	11/6/2020	Morgan Stanley & Co. International plc	0.72%	Dow Jones U.S. IndustrialsSM Index	(27,361)
1,926,086	11/6/2020	Morgan Stanley & Co. International plc	0.47%	iShares® U.S. Industrials ETF	(130,769)
2,270,627					(158,130)	—	158,130	—

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA INDUSTRIALS UXI :: 61

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
8,212,510	11/6/2020	Societe Generale	0.72%	Dow Jones U.S. IndustrialsSM Index	452,024	(312,901)	—	139,123
1,373,914	11/8/2021	UBS AG	0.57%	Dow Jones U.S. IndustrialsSM Index	(1,398,153)	1,394,656	3,497	—
18,987,512					(3,736,520)
				Total Unrealized Appreciation	452,024
				Total Unrealized Depreciation	(4,188,544)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra Industrials invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	10.6%
Air Freight & Logistics	2.9%
Building Products	2.7%
Chemicals	1.0%
Commercial Services & Supplies	2.3%
Construction & Engineering	0.7%
Construction Materials	0.7%
Containers & Packaging	2.6%
Electrical Equipment	3.2%
Electronic Equipment, Instruments & Components	3.8%
Industrial Conglomerates	6.5%
IT Services	15.6%
Life Sciences Tools & Services	0.2%
Machinery	9.5%
Marine	0.1%
Metals & Mining	0.0%*
Paper & Forest Products	0.1%
Professional Services	2.1%
Road & Rail	5.9%
Trading Companies & Distributors	1.7%
Transportation Infrastructure	0.0%*
Other[a]	27.8%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

62 :: UXI ULTRA INDUSTRIALS :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 71.1%
Alleghany Corp. (Insurance)	0.3%	688	$353,013
AptarGroup, Inc. (Containers & Packaging)	0.3%	3,075	342,524
Bio-Rad Laboratories, Inc., Class A* (Life Sciences Tools & Services)	0.5%	1,044	512,938
Bio-Techne Corp. (Life Sciences Tools & Services)	0.5%	1,836	486,173
Brown & Brown, Inc. (Insurance)	0.4%	11,246	452,089
Cable One, Inc. (Media)	0.4%	238	449,080
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	0.4%	4,654	426,167
Carlisle Cos., Inc. (Industrial Conglomerates)	0.3%	2,729	327,098
Catalent, Inc.* (Pharmaceuticals)	0.6%	7,443	578,544
Ceridian HCM Holding, Inc.* (Software)	0.3%	4,851	334,088
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	0.4%	2,349	422,021
Chemed Corp. (Health Care Providers & Services)	0.4%	772	369,410
Ciena Corp.* (Communications Equipment)	0.4%	7,440	411,135
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.4%	8,220	466,403
Commerce Bancshares, Inc. (Banks)	0.3%	4,987	317,821
CyrusOne, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	5,440	404,410
Encompass Health Corp. (Health Care Providers & Services)	0.3%	4,744	347,498
Essential Utilities, Inc. (Water Utilities)	0.4%	10,386	454,491
Etsy, Inc.* (Internet & Direct Marketing Retail)	0.5%	5,700	461,586
Exelixis, Inc.* (Biotechnology)	0.4%	14,611	361,038
FactSet Research Systems, Inc. (Capital Markets)	0.5%	1,829	562,436
Fair Isaac Corp.* (Software)	0.5%	1,394	561,294
Generac Holdings, Inc.* (Electrical Equipment)	0.3%	3,010	334,923
Gentex Corp. (Auto Components)	0.3%	12,170	321,775
Graco, Inc. (Machinery)	0.4%	8,027	386,982
Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	0.3%	3,207	326,056
Hubbell, Inc. (Electrical Equipment)	0.3%	2,618	320,495
Lennox International, Inc. (Building Products)	0.4%	1,685	360,320
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Masimo Corp.* (Health Care Equipment & Supplies)	0.5%	2,358	$566,368
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	24,889	449,993
Molina Healthcare, Inc.* (Health Care Providers & Services)	0.5%	3,016	560,433
Monolithic Power Systems, Inc. (Semiconductors & S emiconductor Equipment)	0.4%	1,946	408,173
Nordson Corp. (Machinery)	0.5%	2,461	463,529
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	0.3%	10,510	327,281
Pool Corp. (Distributors)	0.5%	1,921	516,787
PTC, Inc.* (Software)	0.4%	4,995	381,518
RenaissanceRe Holdings Ltd. (Insurance)	0.4%	2,124	356,535
Royal Gold, Inc. (Metals & Mining)	0.4%	3,155	420,246
RPM International, Inc. (Chemicals)	0.5%	6,241	466,702
SEI Investments Co. (Capital Markets)	0.3%	6,074	329,332
Service Corp. International (Diversified Consumer Services)	0.3%	8,789	346,550
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	0.3%	2,340	332,046
Teledyne Technologies, Inc.* (Aerospace & Defense)	0.6%	1,750	654,710
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	8,059	540,114
Toro Co. (The) (Machinery)	0.4%	5,131	364,660
Trex Co., Inc.* (Building Products)	0.3%	2,804	336,816
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	0.5%	11,980	468,658
Tyler Technologies, Inc.* (Software)	0.7%	1,880	705,583
UGI Corp. (Gas Utilities)	0.3%	10,056	320,183
XPO Logistics, Inc.* (Air Freight & Logistics)	0.3%	4,435	349,522
Other Common Stocks (b)	50.9%	1,619,927	53,508,957
Total Common Stocks (Cost $79,174,554)			74,626,504
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $156,573)	0.1%	156,573	156,573

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA MIDCAP400 MVV :: 63

Amount	Principal Value
Short-Term Investments — 37.6%
Repurchase Agreements (d) — 37.6%

Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $39,498,918 (Cost $39,498,753)	$39,498,753	$39,498,753
Total Investments — 108.8% (Cost $118,829,880)		114,281,830
Liabilities in excess of other assets — (8.8)%		(9,246,057)
Net Assets — 100.0%		$105,035,773

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $35,322,187.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $251,342, collateralized in the form of cash with a value of $156,573 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $102,674 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - November 15, 2048; a total value of $259,247.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $156,573.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,266,757
Aggregate gross unrealized depreciation	(34,054,391)
Net unrealized depreciation	$(27,787,634)
Federal income tax cost	$119,094,118

Futures Contracts Purchased

Ultra MidCap400 had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	38	6/19/2020	USD	$6,691,800	$698,577

Swap Agreementsa

Ultra MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
18,573,240	11/6/2020	Bank of America NA	0.62%	S&P MidCap 400®	(959,675)	—	959,675	—
13,824,785	11/6/2020	BNP Paribas SA	0.62%	S&P MidCap 400®	(653,527)	—	653,527	—
14,356,789	11/6/2020	Citibank NA	0.49%	S&P MidCap 400®	(2,516,437)	—	2,516,437	—
13,682,960	11/8/2021	Credit Suisse International	0.47%	S&P MidCap 400®	(2,853,329)	—	2,853,329	—
6,969,366	12/7/2020	Goldman Sachs International	0.54%	S&P MidCap 400®	(3,337,307)
36,082,171	11/6/2020	Goldman Sachs International	0.29%	SPDR® S&P MidCap 400® ETF Trust	(2,678,371)
43,051,537					(6,015,678)	6,013,737	1,941	—

See accompanying notes to the financial statements.

64 :: MVV ULTRA MIDCAP400 :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
786,722	1/6/2021	Morgan Stanley & Co. International plc	0.05%	S&P MidCap 400®	(1,642,544)	—	1,642,544	—
18,341,552	1/6/2021	Societe Generale	0.34%	S&P MidCap 400®	(3,753,716)	—	3,753,716	—
6,051,624	11/6/2020	UBS AG	0.57%	S&P MidCap 400®	(5,279,017)	5,157,790	121,227	—
128,669,209					(23,673,923)
				Total Unrealized Depreciation	(23,673,923)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

Ultra MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	1.3%
Air Freight & Logistics	0.3%
Airlines	0.1%
Auto Components	1.0%
Automobiles	0.2%
Banks	4.2%
Beverages	0.2%
Biotechnology	0.8%
Building Products	1.0%
Capital Markets	2.0%
Chemicals	1.9%
Commercial Services & Supplies	1.2%
Communications Equipment	0.9%
Construction & Engineering	0.8%
Construction Materials	0.1%
Consumer Finance	0.4%
Containers & Packaging	0.8%
Distributors	0.5%
Diversified Consumer Services	0.8%
Diversified Financial Services	0.2%
Electric Utilities	1.0%
Electrical Equipment	1.2%
Electronic Equipment, Instruments & Components	2.8%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA MIDCAP400 MVV :: 65

Energy Equipment & Services	0.1%
Entertainment	0.2%
Equity Real Estate Investment Trusts (REITs)	6.6%
Food & Staples Retailing	0.6%
Food Products	1.5%
Gas Utilities	1.2%
Health Care Equipment & Supplies	2.3%
Health Care Providers & Services	2.3%
Health Care Technology	0.0%*
Hotels, Restaurants & Leisure	2.5%
Household Durables	0.9%
Household Products	0.1%
Industrial Conglomerates	0.3%
Insurance	3.3%
Interactive Media & Services	0.2%
Internet & Direct Marketing Retail	0.7%
IT Services	1.5%
Leisure Products	0.6%
Life Sciences Tools & Services	2.1%
Machinery	3.1%
Marine	0.1%
Media	0.9%
Metals & Mining	1.3%
Multiline Retail	0.2%
Multi-Utilities	0.5%
Oil, Gas & Consumable Fuels	0.9%
Paper & Forest Products	0.2%
Personal Products	0.2%
Pharmaceuticals	0.8%
Professional Services	0.8%
Real Estate Management & Development	0.2%
Road & Rail	0.7%
Semiconductors & Semiconductor Equipment	3.2%
Software	3.4%
Specialty Retail	1.6%
Technology Hardware, Storage & Peripherals	0.1%
Textiles, Apparel & Luxury Goods	0.7%
Thrifts & Mortgage Finance	0.5%
Trading Companies & Distributors	0.5%
Water Utilities	0.4%
Wireless Telecommunication Services	0.1%
Other[a]	28.9%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

66 :: MVV ULTRA MIDCAP400 :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 53.0%
Repurchase Agreements (a) — 53.0%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $2,592,006 (Cost $2,591,995)	$2,591,995	$2,591,995
Total Investments — 53.0% (Cost $2,591,995)		2,591,995
Other assets less liabilities — 47.0%		2,294,274
Net Assets — 100.0%		$4,886,269

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$597,339
Aggregate gross unrealized depreciation	(1,441,278)
Net unrealized depreciation	$(843,939)
Federal income tax cost	$2,591,995

Swap Agreementsa,f

Ultra MSCI Brazil Capped had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
61,561	1/8/2021	Bank of America NA	0.52%	iShares® MSCI Brazil Capped ETF	(660,309)	—	608,000	(52,309)
471,725	11/9/2021	Citibank NA	0.39%	iShares® MSCI Brazil Capped ETF	(269,751)	—	269,751	—
3,104,643	11/9/2021	Credit Suisse International	(0.28)%	iShares® MSCI Brazil Capped ETF	411,614	—	(350,000)	61,614
1,250,178	11/9/2021	Goldman Sachs International	0.44%	iShares® MSCI Brazil Capped ETF	185,725	—	—	185,725
69,807	11/9/2021	Morgan Stanley & Co. International plc	0.47%	iShares® MSCI Brazil Capped ETF	(43,359)	—	25,000	(18,359)
2,235,936	11/9/2021	Societe Generale	0.17%	iShares® MSCI Brazil Capped ETF	(446,950)	—	446,950	—
2,549,009	12/13/2021	UBS AG	0.22%	iShares® MSCI Brazil Capped ETF	(20,909)	—	20,909	—
9,742,859					(843,939)
				Total Unrealized Appreciation	597,339
				Total Unrealized Depreciation	(1,441,278)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA MSCI BRAZIL CAPPED UBR :: 67

Investments	Principal Amount	Value
Short-Term Investments — 41.3%
Repurchase Agreements (a) — 41.3%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $1,484,783 (Cost $1,484,778)	$1,484,778	$1,484,778
Total Investments — 41.3% (Cost $1,484,778)		1,484,778
Other assets less liabilities — 58.7%		2,107,387
Net Assets — 100.0%		$3,592,165

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$893,765
Aggregate gross unrealized depreciation	(374,374)
Net unrealized appreciation	$519,391
Federal income tax cost	$1,484,778

Swap Agreementsa,f

Ultra MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
254,428	1/8/2021	Bank of America NA	0.52%	iShares® MSCI EAFE ETF	(243,098)	—	243,098	—
				iShares® MSCI
53,690	11/9/2021	Citibank NA	0.49%	EAFE ETF	(59,287)	—	59,287	—
		Credit Suisse		iShares® MSCI
1,985,468	12/13/2021	International	(0.08)%	EAFE ETF	223,339	—	—	223,339
		Goldman Sachs		iShares® MSCI
2,037,052	11/9/2021	International	0.64%	EAFE ETF	284,163	(284,163)	—	—
583,218	11/9/2021	Morgan Stanley & Co. International plc	0.62%	iShares® MSCI EAFE ETF	(70,430)	—	70,430	—
				iShares® MSCI
25,266	11/9/2021	Societe Generale	0.67%	EAFE ETF	(1,559)	—	1,559	—
				iShares® MSCI
2,246,547	1/14/2022	UBS AG	0.42%	EAFE ETF	386,263	(265,469)	—	120,794
7,185,669					519,391
				Total Unrealized Appreciation	893,765
				Total Unrealized Depreciation	(374,374)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

68 :: EFO ULTRA MSCI EAFE :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 76.1%
Repurchase Agreements (a) — 76.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $9,705,670 (Cost $9,705,630)	$9,705,630	$9,705,630
Total Investments — 76.1% (Cost $9,705,630)		9,705,630
Other assets less liabilities — 23.9%		3,055,306
Net Assets — 100.0%		$12,760,936

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$277,330
Aggregate gross unrealized depreciation	(2,668,960)
Net unrealized depreciation	$(2,391,630)
Federal income tax cost	$9,705,630

Swap Agreementsa,f

Ultra MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
2,040,535	11/6/2020	Bank of America NA	0.47%	iShares® MSCI Emerging Markets ETF	(211,938)	—	211,938	—
9,018	11/9/2021	Citibank NA	0.24%	iShares® MSCI Emerging Markets ETF	(309,275)	—	309,275	—
7,046,275	11/9/2021	Credit Suisse International	0.02%	iShares® MSCI Emerging Markets ETF	(978,065)	—	978,065	—
49,408	11/6/2020	Goldman Sachs International	(0.01)%	iShares® MSCI Emerging Markets ETF	(509,736)	—	509,736	—
88,372	11/9/2021	Morgan Stanley & Co. International plc	0.37%	iShares® MSCI Emerging Markets ETF	(44,769)	—	44,769	—
8,837,150	11/9/2021	Societe Generale	(0.08)%	iShares® MSCI Emerging Markets ETF	(615,177)	—	615,177	—
7,444,848	12/13/2021	UBS AG	0.02%	iShares® MSCI Emerging Markets ETF	277,330	—	—	277,330
25,515,606					(2,391,630)
				Total Unrealized Appreciation	277,330
				Total Unrealized Depreciation	(2,668,960)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA MSCI EMERGING MARKETS EET :: 69

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

70 :: EET ULTRA MSCI EMERGING MARKETS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 26.2%
Repurchase Agreements (a) — 26.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $1,027,024 (Cost $1,027,021)	$1,027,021	$1,027,021
Total Investments — 26.2% (Cost $1,027,021)		1,027,021
Other assets less liabilities — 73.8%		2,891,911
Net Assets — 100.0%		$3,918,932

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,685,558
Aggregate gross unrealized depreciation	(318,158)
Net unrealized appreciation	$1,367,400
Federal income tax cost	$1,027,021

Swap Agreementsa,f

Ultra MSCI Japan had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
27,260	1/8/2021	Bank of America NA	0.57%	iShares® MSCI Japan ETF	(131,956)	—	131,956	—
37,305	11/9/2021	Citibank NA	0.59%	iShares® MSCI Japan ETF	(152,350)	—	152,350	—
2,316,526	12/13/2021	Credit Suisse International	0.42%	iShares® MSCI Japan ETF	(33,852)	—	33,852	—
1,244,321	11/6/2020	Goldman Sachs International	0.54%	iShares® MSCI Japan ETF	486,358	(486,358)	—	—
116,641	11/6/2020	Morgan Stanley & Co. International plc	0.72%	iShares® MSCI Japan ETF	4,248	—	—	4,248
894,955	11/6/2020	Societe Generale	0.32%	iShares® MSCI Japan ETF	588,768	(588,768)	—	—
3,204,714	11/9/2021	UBS AG	0.22%	iShares® MSCI Japan ETF	606,184	(606,184)	—	—
7,841,722					1,367,400
				Total Unrealized Appreciation	1,685,558
				Total Unrealized Depreciation	(318,158)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA MSCI JAPAN EZJ :: 71

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

72 :: EZJ ULTRA MSCI JAPAN :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 66.6%
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	0.6%	20,702	$1,028,475
Acceleron Pharma, Inc.* (Biotechnology)	0.4%	7,109	702,582
Adaptive Biotechnologies Corp.* (Life Sciences Tools & Services)	0.3%	16,834	651,476
Agios Pharmaceuticals, Inc.* (Biotechnology)	0.3%	9,131	472,438
Alexion Pharmaceuticals, Inc.* (Biotechnology)	1.8%	29,506	3,537,769
Allogene Therapeutics, Inc.* (Biotechnology)	0.4%	16,647	801,720
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	1.1%	15,004	2,029,591
Amgen, Inc. (Biotechnology)	5.2%	41,447	9,520,376
Argenx SE, ADR* (Biotechnology)	0.4%	3,090	677,637
Ascendis Pharma A/S, ADR* (Biotechnology)	0.5%	6,148	894,473
BeiGene Ltd., ADR* (Biotechnology)	0.5%	5,610	928,679
Biogen, Inc.* (Biotechnology)	3.8%	22,829	7,010,558
BioMarin Pharmaceutical, Inc.* (Biotechnology)	1.3%	23,971	2,554,110
Bio-Techne Corp. (Life Sciences Tools & Services)	0.7%	5,111	1,353,393
Bluebird Bio, Inc.* (Biotechnology)	0.3%	8,646	550,145
Bridgebio Pharma, Inc.* (Biotechnology)	0.3%	16,469	483,036
ChemoCentryx, Inc.* (Biotechnology)	0.3%	7,745	483,211
China Biologic Products Holdings, Inc.* (Biotechnology)	0.3%	5,124	567,585
CRISPR Therapeutics AG* (Biotechnology)	0.3%	8,109	523,679
Exelixis, Inc.* (Biotechnology)	0.5%	40,701	1,005,722
Gilead Sciences, Inc. (Biotechnology)	5.0%	119,337	9,287,999
Global Blood Therapeutics, Inc.* (Biotechnology)	0.3%	8,106	566,772
Guardant Health, Inc.* (Health Care Providers & Services)	0.6%	12,515	1,131,231
GW Pharmaceuticals plc, ADR* (Pharmaceuticals)	0.3%	3,936	483,144
Horizon Therapeutics plc* (Pharmaceuticals)	0.7%	25,314	1,284,179
Illumina, Inc.* (Life Sciences Tools & Services)	3.1%	15,580	5,656,319
Immunomedics, Inc.* (Biotechnology)	0.5%	28,511	957,684
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Incyte Corp.* (Biotechnology)	1.6%	28,890	$2,944,180
Ionis Pharmaceuticals, Inc.* (Biotechnology)	0.6%	18,746	1,053,713
Iovance Biotherapeutics, Inc.* (Biotechnology)	0.3%	16,859	541,005
Jazz Pharmaceuticals plc* (Pharmaceuticals)	0.5%	7,481	892,633
Mirati Therapeutics, Inc.* (Biotechnology)	0.3%	5,795	574,806
Moderna, Inc.* (Biotechnology)	1.6%	49,130	3,021,495
Momenta Pharmaceuticals, Inc.* (Biotechnology)	0.3%	15,629	492,001
Mylan NV* (Pharmaceuticals)	0.6%	68,793	1,174,296
MyoKardia, Inc.* (Pharmaceuticals)	0.4%	7,036	719,712
Nektar Therapeutics* (Pharmaceuticals)	0.3%	23,664	513,509
Neurocrine Biosciences, Inc.* (Biotechnology)	0.8%	12,300	1,534,548
Novocure Ltd.* (Health Care Equipment & Supplies)	0.5%	13,280	895,470
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	0.5%	8,471	876,749
Reata Pharmaceuticals, Inc., Class A* (Pharmaceuticals)	0.3%	3,726	541,462
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4.7%	14,187	8,693,935
Sanofi, ADR (Pharmaceuticals)	0.7%	27,727	1,361,673
Sarepta Therapeutics, Inc.* (Biotechnology)	0.9%	10,366	1,578,431
Seattle Genetics, Inc.* (Biotechnology)	2.0%	22,958	3,609,227
Syneos Health, Inc.* (Life Sciences Tools & Services)	0.5%	13,893	847,334
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	0.3%	7,714	528,100
United Therapeutics Corp.* (Biotechnology)	0.4%	5,849	689,890
Vertex Pharmaceuticals, Inc.* (Biotechnology)	5.3%	34,004	9,791,793
Zai Lab Ltd., ADR* (Biotechnology)	0.3%	7,140	531,216
Other Common Stocks (b)	13.1%	1,542,428	24,038,267
Total Common Stocks (Cost $129,818,291)			122,589,428
		No. of Rights
Rights — 0.0% (c)
Achillion Pharmaceuticals, Inc., CVR*(d)(e) (Cost $11,641)	0.0%	25,307	11,641

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 73

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (f) — 1.0%
Investment Companies — 1.0%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $1,767,503)	1.0%	1,767,503	$1,767,503
		Principal
		Amount
Short-Term Investments — 6.4%
Repurchase Agreements (g) — 6.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $11,826,132 (Cost $11,826,082)		$11,826,082	11,826,082
Total Investments (Cost $143,423,517) — 74.0%			136,194,654
Other assets less liabilities — 26.0%			47,784,985
Net Assets — 100.0%			$183,979,639

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $22,118,535.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $2,015,709, collateralized in the form of cash with a value of $1,770,636 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $292,841 of collateral in the form of U.S.

Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $2,063,477.

(c)  Represents less than 0.05% of net assets.

(d)  Illiquid security.

(e)  Security fair valued as of May 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2020 amounted to $11,641, which represents approximately 0.01% of net assets of the Fund.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $1,767,503.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$48,192,254
Aggregate gross unrealized depreciation	(23,081,112)
Net unrealized appreciation	$25,111,142
Federal income tax cost	$144,214,073

Swap Agreementsa

Ultra Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
20,421,983	11/6/2020	Bank of America NA	(0.15)%	iShares® Nasdaq Biotechnology ETF	(69,403)
34,858,039	12/7/2020	Bank of America NA	0.32%	NASDAQ Biotechnology Index®	6,588,613
55,280,022					6,519,210	(5,646,369)	—	872,841
19,265,691	11/6/2020	Citibank NA	0.24%	NASDAQ Biotechnology Index®	3,234,754	—	(2,870,000)	364,754
13,517,706	11/8/2021	Credit Suisse International	0.22%	NASDAQ Biotechnology Index®	2,384,084	—	(2,010,000)	374,084

See accompanying notes to the financial statements.

74 :: BIB ULTRA NASDAQ BIOTECHNOLOGY :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
18,085,641	12/7/2020	Goldman Sachs International	0.59%	NASDAQ Biotechnology Index®	3,167,925
41,984,544	12/7/2020	Goldman Sachs International	0.12%	iShares® Nasdaq Biotechnology. ETF	5,278,924
60,070,185					8,446,849	(7,463,067)	—	983,782
8,194,616	1/6/2021	Morgan Stanley & Co. International plc	0.17%	iShares® Nasdaq Biotechnology ETF	1,186,602
9,004,755	1/6/2021	Morgan Stanley & Co. International plc	0.57%	NASDAQ Biotechnology Index®	944,813
17,199,371					2,131,415	(1,833,000)	—	298,415
32,390,047	1/6/2021	Societe Generale	0.52%	NASDAQ Biotechnology Index®	3,353,096	(2,879,459)	—	473,637
47,426,168	11/8/2021	UBS AG	0.22%	NASDAQ Biotechnology Index®	7,061,153	(6,237,769)	—	823,384
245,149,190					33,130,561
				Total Unrealized Appreciation	33,199,964
				Total Unrealized Depreciation	(69,403)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra Nasdaq Biotechnology invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Biotechnology	53.8%
Chemicals	0.0%*
Health Care Equipment & Supplies	0.7%
Health Care Providers & Services	0.7%
Life Sciences Tools & Services	5.7%
Pharmaceuticals	5.7%
Other[a]	33.4%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 75

Investments	Shares	Value
Common Stocks (a) — 68.8%
Electric Utilities — 0.6%
OGE Energy Corp.	20,262	$634,606
Energy Equipment & Services — 5.2%
Apergy Corp.*(b)	7,833	71,045
Baker Hughes Co.	65,770	1,085,863
Core Laboratories NV	4,489	90,768
Halliburton Co.	88,831	1,043,764
Helmerich & Payne, Inc.	10,976	220,947
National Oilwell Varco, Inc.	39,050	486,953
Patterson-UTI Energy, Inc.	19,688	72,649
Schlumberger Ltd.	140,099	2,587,628
TechnipFMC plc	42,532	314,737
Transocean Ltd.*	58,211	77,421
		6,051,775
Oil, Gas & Consumable Fuels — 62.7%
Apache Corp.	38,061	410,677
Cabot Oil & Gas Corp.	41,279	818,975
Cheniere Energy, Inc.*	23,458	1,040,362
Chesapeake Energy Corp.*(b)	598	7,780
Chevron Corp.	191,316	17,543,677
Cimarex Energy Co.	10,304	270,789
Concho Resources, Inc.	20,344	1,109,155
ConocoPhillips	111,042	4,683,752
Continental Resources, Inc. (b)	8,646	105,741
CVR Energy, Inc.	2,955	60,282
Delek US Holdings, Inc.	7,513	147,781
Devon Energy Corp.	39,162	423,341
Diamondback Energy, Inc.	16,306	694,310
EOG Resources, Inc.	58,872	3,000,706
EQT Corp.	25,865	345,039
Equitrans Midstream Corp. (b)	20,908	169,146
Exxon Mobil Corp.	428,195	19,470,028
Hess Corp.	26,219	1,244,616
HollyFrontier Corp.	15,024	472,505
Kinder Morgan, Inc.	197,129	3,114,638
Marathon Oil Corp.	80,958	432,316
Marathon Petroleum Corp.	65,716	2,309,260
Matador Resources Co.*(b)	11,092	86,961
Investments	Shares	Value
Common Stocks (a) (continued)
Murphy Oil Corp.	15,121	$180,696
Noble Energy, Inc.	48,407	422,593
Occidental Petroleum Corp.	90,405	1,170,745
ONEOK, Inc.	41,809	1,533,972
Ovintiv, Inc. (b)	26,290	202,170
Parsley Energy, Inc., Class A	31,249	285,616
PBF Energy, Inc., Class A	10,307	109,460
Phillips 66	44,971	3,519,430
Pioneer Natural Resources Co.	16,768	1,535,949
Targa Resources Corp.	23,562	421,524
Valero Energy Corp.	41,553	2,769,092
Williams Cos., Inc. (The)	122,724	2,507,251
World Fuel Services Corp.	6,618	168,627
WPX Energy, Inc.*	42,093	238,667
		73,027,629
Semiconductors & Semiconductor Equipment — 0.3%
First Solar, Inc.*	7,684	358,228
Total Common Stocks (Cost $65,389,988)		80,072,238
Securities Lending Reinvestments (c) — 0.4%
Investment Companies — 0.4%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $426,863)	426,863	426,863
	Principal Amount
Short-Term Investments — 20.2%
Repurchase Agreements (d) — 20.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $23,573,217 (Cost $23,573,118)	$23,573,118	23,573,118
Total Investments — 89.4% (Cost $89,389,969)		104,072,219
Other assets less liabilities — 10.6%		12,403,324
Net Assets — 100.0%		$116,475,543

See accompanying notes to the financial statements.

76 :: DIG ULTRA OIL & GAS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $22,722,462.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $479,047, collateralized in the form of cash with a value of $426,863 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $88,441 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $515,304.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $426,863.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,748,113
Aggregate gross unrealized depreciation	(14,855,275)
Net unrealized appreciation	$5,892,838
Federal income tax cost	$89,389,969

Swap Agreementsa

Ultra Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
33,547,967	12/7/2020	Bank of America NA	0.22%	iShares® U.S. Energy ETF	3,829,291
41,701,378	12/7/2020	Bank of America NA	0.52%	Dow Jones U.S. Oil & GasSM Index	122,156
75,249,345					3,951,447	(3,951,447)	—	—
5,910,915	11/6/2020	Citibank NA	0.39%	Dow Jones U.S. Oil & GasSM Index	(2,982,741)	2,971,099	11,642	—
6,375,195	11/8/2021	Credit Suisse International	0.52%	Dow Jones U.S. Oil & GasSM Index	(3,152,302)	—	3,152,302	—
8,372,861	12/7/2020	Goldman Sachs International	0.12%	iShares® U.S. Energy ETF	(2,318,615)
11,237,226	12/7/2020	Goldman Sachs International	0.59%	Dow Jones U.S. Oil & GasSM Index	(272,103)
19,610,087					(2,590,718)	—	2,590,718	—
1,431,380	1/6/2021	Morgan Stanley & Co. International plc	0.27%	iShares® U.S. Energy ETF	(585,814)
3,054,361	1/6/2021	Morgan Stanley & Co. International plc	(0.04)%	Dow Jones U.S. Oil & GasSM Index	(1,091,364)
4,485,741					(1,677,178)	—	1,677,178	—
12,002,943	1/6/2021	Societe Generale	0.72%	Dow Jones U.S. Oil & GasSM Index	(4,450,453)	1,048,449	3,402,004	—

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA OIL & GAS DIG :: 77

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
29,377,555	11/8/2021	UBS AG	0.22%	Dow Jones U.S. Oil & GasSM Index	2,112,533	(2,112,533)	—	—
153,011,781					(8,789,412)
				Total Unrealized Appreciation	6,063,980
				Total Unrealized Depreciation	(14,853,392)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

78 :: DIG ULTRA OIL & GAS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 71.1%
Airlines — 0.0% (b)
United Airlines Holdings, Inc.*	43,342	$1,215,310
Automobiles — 1.1%
Tesla, Inc.*	32,078	26,785,130
Beverages — 1.6%
Monster Beverage Corp.*	93,566	6,728,331
PepsiCo, Inc.	242,159	31,856,016
		38,584,347
Biotechnology — 3.8%
Alexion Pharmaceuticals, Inc.*	38,589	4,626,821
Amgen, Inc.	102,806	23,614,538
Biogen, Inc.*	30,346	9,318,953
BioMarin Pharmaceutical, Inc.*	31,381	3,343,646
Gilead Sciences, Inc.	220,271	17,143,692
Incyte Corp.*	37,783	3,850,465
Regeneron Pharmaceuticals, Inc.*	18,850	11,551,468
Seattle Genetics, Inc.*	30,041	4,722,746
Vertex Pharmaceuticals, Inc.*	45,186	13,011,761
		91,184,090
Commercial Services & Supplies — 0.3%
Cintas Corp.	18,077	4,482,373
Copart, Inc.*	40,759	3,643,447
		8,125,820
Communications Equipment — 1.5%
Cisco Systems, Inc.	739,072	35,342,423
Electric Utilities — 0.5%
Exelon Corp.	169,818	6,505,728
Xcel Energy, Inc.	91,433	5,945,888
		12,451,616
Electronic Equipment, Instruments & Components — 0.1%
CDW Corp.	24,883	2,759,774
Entertainment — 2.3%
Activision Blizzard, Inc.	134,055	9,649,279
Electronic Arts, Inc.*	50,481	6,203,105
NetEase, Inc., ADR	12,711	4,867,042
Netflix, Inc.*	76,475	32,098,852
Take-Two Interactive Software, Inc.*	19,766	2,691,536
		55,509,814
Investments	Shares	Value
Common Stocks (a) (continued)
Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	76,983	$23,746,946
Walgreens Boots Alliance, Inc.	154,383	6,629,206
		30,376,152
Food Products — 0.8%
Kraft Heinz Co. (The)	212,856	6,485,722
Mondelez International, Inc., Class A	249,579	13,008,058
		19,493,780
Health Care Equipment & Supplies — 1.1%
Align Technology, Inc.*	13,748	3,376,784
DexCom, Inc.*	15,974	6,043,124
IDEXX Laboratories, Inc.*	14,870	4,593,046
Intuitive Surgical, Inc.*	20,214	11,724,726
		25,737,680
Health Care Technology — 0.2%
Cerner Corp.	54,366	3,963,281
Hotels, Restaurants & Leisure — 0.9%
Marriott International, Inc., Class A	56,512	5,001,312
Starbucks Corp.	204,519	15,950,437
		20,951,749
Interactive Media & Services — 9.0%
Alphabet, Inc., Class A*	46,994	67,366,839
Alphabet, Inc., Class C*	46,583	66,563,381
Baidu, Inc., ADR*	48,186	5,134,218
Facebook, Inc., Class A*	328,657	73,977,404
		213,041,842
Internet & Direct Marketing Retail — 8.6%
Amazon.com, Inc.*	68,010	166,105,584
Booking Holdings, Inc.*	7,153	11,726,771
eBay, Inc.	122,084	5,559,705
Expedia Group, Inc.	23,432	1,862,375
JD.com, Inc., ADR*	161,538	8,776,360
MercadoLibre, Inc.*	8,666	7,380,572
Trip.com Group Ltd., ADR*	91,121	2,421,085
		203,832,452
IT Services — 2.9%
Automatic Data Processing, Inc.	75,246	11,022,786
Cognizant Technology Solutions Corp., Class A	95,608	5,067,224
Fiserv, Inc.*	118,348	12,636,016
Paychex, Inc.	62,453	4,514,103
PayPal Holdings, Inc.*	204,464	31,693,965
VeriSign, Inc.*	20,287	4,443,056
		69,377,150

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA QQQ QLD :: 79

Investments	Shares	Value
Common Stocks (a) (continued)
Life Sciences Tools & Services — 0.4%
Illumina, Inc.*	25,616	$9,299,889
Machinery — 0.2%
PACCAR, Inc.	60,365	4,458,559
Media — 2.6%
Charter Communications, Inc., Class A*	36,592	19,906,048
Comcast Corp., Class A	791,821	31,356,112
Fox Corp., Class A	60,088	1,752,767
Fox Corp., Class B	45,675	1,314,526
Liberty Global plc, Class A*	31,644	672,119
Liberty Global plc, Class C*	76,486	1,577,906
Sirius XM Holdings, Inc.	769,233	4,476,936
		61,056,414
Multiline Retail — 0.2%
Dollar Tree, Inc.*	41,245	4,036,648
Professional Services — 0.4%
CoStar Group, Inc.*	6,386	4,194,325
Verisk Analytics, Inc.	28,420	4,907,565
		9,101,890
Road & Rail — 0.4%
CSX Corp.	134,837	9,651,632
Semiconductors & Semiconductor Equipment — 8.9%
Advanced Micro Devices, Inc.*	203,822	10,965,624
Analog Devices, Inc.	64,171	7,248,115
Applied Materials, Inc.	160,003	8,988,969
ASML Holding NV (Registered), NYRS	12,889	4,247,054
Broadcom, Inc.	69,615	20,276,761
Intel Corp.	745,366	46,905,882
KLA Corp.	27,322	4,807,579
Lam Research Corp.	25,364	6,941,366
Maxim Integrated Products, Inc.	46,942	2,707,615
Microchip Technology, Inc.	41,746	4,008,451
Micron Technology, Inc.*	193,518	9,271,447
NVIDIA Corp.	106,654	37,864,303
NXP Semiconductors NV	48,754	4,685,259
QUALCOMM, Inc.	199,203	16,111,539
Skyworks Solutions, Inc.	29,656	3,515,422
Texas Instruments, Inc.	162,764	19,326,597
Xilinx, Inc.	43,371	3,987,964
		211,859,947
Investments	Shares	Value
Common Stocks (a) (continued)
Software — 11.8%
Adobe, Inc.*	84,220	$32,559,452
ANSYS, Inc.*	14,971	4,236,793
Autodesk, Inc.*	38,267	8,050,611
Cadence Design Systems, Inc.*	48,831	4,457,782
Check Point Software Technologies Ltd.*	25,348	2,779,915
Citrix Systems, Inc.	21,323	3,158,363
Intuit, Inc.	45,393	13,178,496
Microsoft Corp.	1,038,898	190,378,057
Splunk, Inc.*	27,178	5,050,760
Synopsys, Inc.*	26,178	4,735,862
Workday, Inc., Class A*	29,106	5,338,914
Zoom Video Communications, Inc., Class A*	28,971	5,199,715
		279,124,720
Specialty Retail — 0.6%
O'Reilly Automotive, Inc.*	13,052	5,445,816
Ross Stores, Inc.	62,537	6,063,588
Ulta Beauty, Inc.*	9,964	2,431,316
		13,940,720
Technology Hardware, Storage & Peripherals — 8.2%
Apple, Inc.	597,711	190,036,235
NetApp, Inc.	38,525	1,715,904
Western Digital Corp.	52,082	2,310,878
		194,063,017
Textiles, Apparel & Luxury Goods — 0.3%
Lululemon Athletica, Inc.*	21,496	6,450,842
Trading Companies & Distributors — 0.2%
Fastenal Co.	100,102	4,130,208
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc.*	214,324	21,440,973
Total Common Stocks (Cost $1,460,535,639)		1,687,347,869
	Principal Amount
Short-Term Investments — 14.4%
Repurchase Agreements (c) — 5.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $140,578,259 (Cost $140,577,673)	$140,577,673	140,577,673

See accompanying notes to the financial statements.

80 :: QLD ULTRA QQQ :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
U.S. Treasury Obligations — 8.5%
U.S. Treasury Bills
0.03%, 6/25/2020 (d)
(Cost $199,996,667)	$200,000,000	$199,985,000
Total Short-Term Investments (Cost $340,574,340)		340,562,673
Total Investments — 85.5% (Cost $1,801,109,979)		2,027,910,542
Other assets less liabilities — 14.5%		343,201,947
Net Assets — 100.0%		$2,371,112,489

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $381,616,038.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(d)  The rate shown was the current yield as of May 31, 2020.

Abbreviations

ADR   American Depositary Receipt

NYRS  New York Registry Shares

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$634,575,630
Aggregate gross unrealized depreciation	(91,768,992)
Net unrealized appreciation	$542,806,638
Federal income tax cost	$1,802,859,311

Futures Contracts Purchased

Ultra QQQ had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	1,161	6/19/2020	USD	$221,588,460	$33,174,662

Swap Agreementsa

Ultra QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
332,161,915	12/7/2020	Bank of America NA	0.02%	NASDAQ-100 Index®	54,406,716	(41,592,021)	—	12,814,695
483,375,535	11/6/2020	BNP Paribas SA	0.72%	NASDAQ-100 Index®	70,036,806	(63,959,035)	—	6,077,771
64,041,095	11/6/2020	Citibank NA	0.39%	NASDAQ-100 Index®	(29,613,957)	29,417,166	196,791	—
		Credit Suisse		NASDAQ-100
288,724,834	11/6/2020	International	0.42%	Index®	(17,564,201)	—	17,564,201	—
143,351,911	12/6/2021	Goldman Sachs International	0.64%	NASDAQ-100 Index®	42,783,096
659,265,528	12/7/2020	Goldman Sachs International	0.44%	PowerShares QQQ TrustSM, Series 1	74,770,112
802,617,439					117,553,208	(110,097,990)	—	7,455,218

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA QQQ QLD :: 81

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
15,737,941	1/6/2021	Morgan Stanley & Co. International plc	0.29%	NASDAQ-100 Index®	2,188,543
75,957,939	1/6/2021	Morgan Stanley & Co. International plc	0.62%	PowerShares QQQ TrustSM, Series 1	10,592,029
91,695,880					12,780,572	(11,802,000)	—	978,572
173,021,801	1/6/2021	Societe Generale	0.47%	NASDAQ-100 Index®	8,350,620	(5,852,910)	—	2,497,710
598,019,119	11/6/2020	UBS AG	1.02%	NASDAQ-100 Index®	68,630,981	(61,210,744)	—	7,420,237
2,833,657,618					284,580,745
				Total Unrealized Appreciation	331,758,903
				Total Unrealized Depreciation	(47,178,158)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

82 :: QLD ULTRA QQQ :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 70.1%
Equity Real Estate Investment Trusts (REITs) — 65.0%
Acadia Realty Trust	4,432	$51,987
Alexandria Real Estate Equities, Inc.	6,247	960,289
American Campus Communities, Inc.	7,002	226,164
American Homes 4 Rent, Class A	12,985	327,741
American Tower Corp.	22,570	5,826,898
Americold Realty Trust	9,772	348,958
Apartment Investment and Management Co., Class A	7,589	279,806
Apple Hospitality REIT, Inc.	10,723	109,482
AvalonBay Communities, Inc.	7,116	1,110,167
Boston Properties, Inc.	7,327	629,976
Brandywine Realty Trust	8,977	86,628
Brixmor Property Group, Inc.	15,176	169,364
Camden Property Trust	4,932	451,623
Colony Capital, Inc.	24,819	49,886
Columbia Property Trust, Inc.	5,956	75,820
CoreCivic, Inc.	6,069	73,010
CoreSite Realty Corp.	1,920	239,654
Corporate Office Properties Trust	5,710	142,579
Cousins Properties, Inc.	7,479	232,747
Crown Castle International Corp.	21,187	3,647,554
CubeSmart	9,863	280,701
CyrusOne, Inc.	5,769	428,868
DiamondRock Hospitality Co.	10,202	61,110
Digital Realty Trust, Inc.	13,394	1,922,843
Diversified Healthcare Trust	12,124	43,404
Douglas Emmett, Inc.	8,397	246,536
Duke Realty Corp.	18,729	645,776
EastGroup Properties, Inc.	1,957	227,501
EPR Properties	3,999	126,248
Equinix, Inc.	4,345	3,031,202
Equity Commonwealth	6,212	209,344
Equity LifeStyle Properties, Inc.	9,279	578,082
Equity Residential	17,787	1,077,181
Essex Property Trust, Inc.	3,368	817,649
Extra Space Storage, Inc.	6,599	638,453
Federal Realty Investment Trust	3,578	285,918
First Industrial Realty Trust, Inc.	6,469	245,046
Gaming and Leisure Properties, Inc.	10,392	358,940
GEO Group, Inc. (The)	6,180	74,036
Healthcare Realty Trust, Inc.	6,814	209,190
Healthcare Trust of America, Inc., Class A	10,557	279,444
Healthpeak Properties, Inc.	25,222	621,470
Highwoods Properties, Inc.	5,286	202,295
Host Hotels & Resorts, Inc.	36,543	436,323
Hudson Pacific Properties, Inc.	7,896	190,846
Invitation Homes, Inc.	27,433	721,488
Iron Mountain, Inc.	14,632	376,920
Investments	Shares	Value
Common Stocks (a) (continued)
JBG SMITH Properties	6,015	$178,826
Kilroy Realty Corp.	4,970	283,886
Kimco Realty Corp.	21,508	238,954
Lamar Advertising Co., Class A	4,383	290,593
Lexington Realty Trust	12,660	123,055
Life Storage, Inc.	2,375	231,515
Macerich Co. (The) (b)	5,615	38,238
Mack-Cali Realty Corp.	4,614	70,179
Medical Properties Trust, Inc.	26,352	476,444
Mid-America Apartment Communities, Inc.	5,813	676,401
National Health Investors, Inc.	2,239	124,242
National Retail Properties, Inc.	8,746	274,537
Omega Healthcare Investors, Inc.	11,132	346,651
Outfront Media, Inc.	7,315	102,703
Paramount Group, Inc.	10,260	79,105
Park Hotels & Resorts, Inc.	12,193	119,857
Pebblebrook Hotel Trust	6,657	90,935
Physicians Realty Trust	9,431	162,873
Piedmont Office Realty Trust, Inc., Class A	6,410	106,919
PotlatchDeltic Corp.	3,427	116,484
Prologis, Inc.	37,618	3,442,047
PS Business Parks, Inc.	1,021	136,447
Public Storage	7,655	1,551,975
Rayonier, Inc.	6,588	156,465
Realty Income Corp.	16,590	917,593
Regency Centers Corp.	8,538	365,341
Retail Properties of America, Inc., Class A	10,889	59,018
Rexford Industrial Realty, Inc.	5,652	224,950
RLJ Lodging Trust	8,689	89,584
Ryman Hospitality Properties, Inc.	2,773	94,781
Sabra Health Care REIT, Inc.	10,460	140,792
SBA Communications Corp.	5,736	1,801,850
Service Properties Trust	8,387	56,612
Simon Property Group, Inc.	15,636	902,197
SITE Centers Corp.	7,604	43,115
SL Green Realty Corp.	4,154	174,967
Spirit Realty Capital, Inc.	5,082	144,481
STORE Capital Corp.	10,887	210,555
Sun Communities, Inc.	4,722	647,811
Sunstone Hotel Investors, Inc.	11,458	101,403
Taubman Centers, Inc.	3,119	128,940
UDR, Inc.	14,932	552,185
Urban Edge Properties	5,869	57,223
Ventas, Inc.	18,995	663,875
VEREIT, Inc.	54,405	298,139
VICI Properties, Inc.	23,491	460,893
Vornado Realty Trust	8,073	292,323
Washington REIT	4,109	90,110

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA REAL ESTATE URE :: 83

Investments	Shares	Value
Common Stocks (a) (continued)
Weingarten Realty Investors	6,164	$110,212
Welltower, Inc.	20,676	1,047,653
Weyerhaeuser Co.	37,969	766,594
WP Carey, Inc.	8,778	525,890
Xenia Hotels & Resorts, Inc.	5,739	51,651
		49,817,216
Mortgage Real Estate Investment Trusts (REITs) — 1.9%
AGNC Investment Corp.	27,564	356,678
Annaly Capital Management, Inc.	72,872	448,892
Blackstone Mortgage Trust, Inc., Class A	6,845	161,474
Chimera Investment Corp. (b)	9,537	79,252
Invesco Mortgage Capital, Inc. (b)	8,195	22,700
MFA Financial, Inc.	23,022	38,907
New Residential Investment Corp.	21,190	151,932
Starwood Property Trust, Inc.	14,374	190,599
Two Harbors Investment Corp.	13,907	62,860
		1,513,294
Professional Services — 1.7%
CoStar Group, Inc.*	1,978	1,299,150
Real Estate Management & Development — 1.5%
CBRE Group, Inc., Class A*	17,057	750,167
Howard Hughes Corp. (The)*	2,201	111,481
Jones Lang LaSalle, Inc.	2,628	269,107
		1,130,755
Total Common Stocks (Cost $70,235,369)		53,760,415
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $87,749)	87,749	87,749
Investments	Principal Amount	Value
Short-Term Investments — 35.3%
Repurchase Agreements (d) — 35.3%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $27,025,505 (Cost $27,025,392)	$27,025,392	$27,025,392
Total Investments — 105.5% (Cost $97,348,510)		80,873,556
Liabilities in excess of other assets — (5.5%)		(4,227,372)
Net Assets — 100.0%		$76,646,184

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $28,691,628.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $112,830, collateralized in the form of cash with a value of $87,749 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $32,655 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $120,404.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $87,749.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,825,642
Aggregate gross unrealized depreciation	(50,304,747)
Net unrealized depreciation	$(47,479,105)
Federal income tax cost	$97,402,325

See accompanying notes to the financial statements.

84 :: URE ULTRA REAL ESTATE :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
7,876,425	12/7/2020	Bank of America NA	1.17%	Dow Jones U.S. Real EstateSM Index	(3,935,515)
13,118,342	1/6/2021	Bank of America NA	0.47%	iShares® U.S. Real Estate ETF	(2,678,950)
20,994,767					(6,614,465)	—	6,614,465	—
27,703,261	12/7/2020	BNP Paribas SA	0.77%	Dow Jones U.S. Real EstateSM Index	(6,781,930)	6,775,917	6,013	—
4,624,729	1/20/2021	Citibank NA	0.79%	Dow Jones U.S. Real EstateSM Index	(830,335)	—	830,335	—
5,851,325	11/8/2021	Credit Suisse International	0.52%	Dow Jones U.S. Real EstateSM Index	(660,013)	—	660,013	—
4,221,452	12/7/2020	Goldman Sachs International	0.59%	Dow Jones U.S. Real EstateSM Index	(810,433)
12,481,154	12/7/2020	Goldman Sachs International	0.12%	iShares® U.S. Real Estate ETF	(1,912,674)
16,702,606					(2,723,107)	—	2,723,107	—
155,763	1/6/2021	Morgan Stanley & Co. International plc	0.18%	Dow Jones U.S. Real EstateSM Index	(29,052)
250,161	1/6/2021	Morgan Stanley & Co. International plc	0.17%	iShares® U.S. Real Estate ETF	(41,695)
405,924					(70,747)	—	70,747	—
20,782,932	1/6/2021	Societe Generale	0.82%	Dow Jones U.S. Real EstateSM Index	(7,621,930)	—	7,621,930	—
2,847,628	11/8/2021	UBS AG	0.57%	Dow Jones U.S. Real EstateSM Index	(5,647,809)	5,636,557	11,252	—
99,913,172					(30,950,336)
				Total Unrealized Depreciation	(30,950,336)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA REAL ESTATE URE :: 85

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 69.0%
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	0.2%	5,529	$274,681
Acceleron Pharma, Inc.* (Biotechnology)	0.2%	2,213	218,711
Amedisys, Inc.* (Health Care Providers & Services)	0.2%	1,541	295,949
Axon Enterprise, Inc.* (Aerospace & Defense)	0.2%	2,866	217,701
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	0.1%	5,480	197,280
Boston Beer Co., Inc. (The), Class A* (Beverages)	0.2%	410	231,539
Cabot Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	0.2%	1,426	206,570
Chegg, Inc.* (Diversified Consumer Services)	0.3%	5,817	355,302
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	0.2%	1,727	229,121
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	2,862	207,438
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	0.2%	1,380	251,891
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	1,887	219,364
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	4,512	262,553
Everbridge, Inc.* (Software)	0.2%	1,634	238,989
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	6,196	234,704
Five9, Inc.* (Software)	0.2%	2,938	306,140
FTI Consulting, Inc.* (Professional Services)	0.2%	1,829	220,321
Generac Holdings, Inc.* (Electrical Equipment)	0.3%	3,005	334,366
Global Blood Therapeutics, Inc.* (Biotechnology)	0.1%	2,846	198,992
Globus Medical, Inc., Class A* (Health Care Equipment & Supplies)	0.2%	3,734	204,063
Haemonetics Corp.* (Health Care Equipment & Supplies)	0.2%	2,481	272,116
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	6,507	$199,765
HealthEquity, Inc.* (Health Care Providers & Services)	0.2%	3,402	210,822
Helen of Troy Ltd.* (Household Durables)	0.2%	1,233	224,307
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	0.2%	4,438	210,938
Immunomedics, Inc.* (Biotechnology)	0.3%	10,010	336,236
Inphi Corp.* (Semiconductors & Semiconductor Equipment)	0.2%	2,209	277,605
LHC Group, Inc.* (Health Care Providers & Services)	0.2%	1,479	240,352
Lumentum Holdings, Inc.* (Communications Equipment)	0.2%	3,674	269,378
MAXIMUS, Inc. (IT Services)	0.2%	3,126	225,134
Mercury Systems, Inc.* (Aerospace & Defense)	0.2%	2,665	238,118
MSA Safety, Inc. (Commercial Services & Supplies)	0.2%	1,734	206,242
MyoKardia, Inc.* (Pharmaceuticals)	0.2%	2,438	249,383
Novocure Ltd.* (Health Care Equipment & Supplies)	0.2%	4,267	287,724
ONE Gas, Inc. (Gas Utilities)	0.2%	2,567	215,551
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	0.1%	6,160	202,110
Portland General Electric Co. (Electric Utilities)	0.2%	4,415	207,991
Quidel Corp.* (Health Care Equipment & Supplies)	0.2%	1,758	307,650
Repligen Corp.* (Life Sciences Tools & Services)	0.3%	2,568	336,331
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	5,582	222,164
Science Applications International Corp. (IT Services)	0.2%	2,845	250,474
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	2,111	197,716
SiteOne Landscape Supply, Inc.* (Trading Companies & Distributors)	0.2%	2,007	213,364
Southwest Gas Holdings, Inc. (Gas Utilities)	0.1%	2,668	202,635

See accompanying notes to the financial statements.

86 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	7,354	$197,823
Tandem Diabetes Care, Inc.* (Health Care Equipment & Supplies)	0.2%	2,755	229,078
Tech Data Corp.* (Electronic Equipment, Instruments & Components)	0.2%	1,745	237,739
Teladoc Health, Inc.* (Health Care Technology)	0.5%	3,549	617,738
Tetra Tech, Inc. (Commercial Services & Supplies)	0.2%	2,681	211,531
Trex Co., Inc.* (Building Products)	0.3%	2,887	346,786
Other Common Stocks(b)	58.9%	4,215,424	73,461,583
Total Common Stocks (Cost $90,246,597)			86,012,059
		No. of Rights
Rights — 0.0%
ANI Pharmaceuticals, Inc., CVR*(c)(d)	0.0%	2	—
Omthera Pharmaceuticals, Inc., CVR*(c)(d)	0.0%	3,327	—
Oncternal Therapeutics, Inc., CVR*(c)(d)	0.0%	42	—
Tobira Therapeutics, Inc., CVR*(c)(d)	0.0%	756	—
Total Rights (Cost $—)			—
		Shares
Securities Lending Reinvestments (e) — 1.0%
Investment Companies — 1.0%

BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $1,283,894) 1.0%	1,283,894	1,283,894

	Principal Amount
Short-Term Investments — 38.9%
Repurchase Agreements (f) — 38.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $48,485,824 (Cost $48,485,621)	$48,485,621	48,485,621
Total Investments — 108.9% (Cost $140,016,112)		135,781,574
Liabilities in Excess of Other Assets — (8.9)%		(11,117,346)
Net assets — 100.0%		$124,664,228

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $26,187,435.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $1,526,672, collateralized in the form of cash with a value of $1,309,304 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $271,689 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from June 23, 2020 - May 15, 2048; a total value of $1,580,993.

(c)  Illiquid security.

(d)  Security fair valued as of May 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2020 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(e)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $1,283,894.

(f)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,461,785
Aggregate gross unrealized depreciation	(47,441,415)
Net unrealized depreciation	$(31,979,630)
Federal income tax cost	$140,133,427

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA RUSSELL2000 UWM :: 87

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	138	6/19/2020	USD	$9,598,590	$1,141,921

Swap Agreementsa

Ultra Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
29,001,070	11/6/2020	Bank of America NA	(0.28)%	Russell 2000® Index	6,413,636	(6,413,636)	—	—
3,815,487	11/6/2020	BNP Paribas SA	0.12%	Russell 2000® Index	(7,614,079)	7,614,079	—	—
15,144,851	11/6/2020	Citibank NA	0.24%	Russell 2000® Index	(2,117,697)	270,171	1,847,526	—
6,487,862	11/8/2021	Credit Suisse International	0.37%	Russell 2000® Index	(10,749,065)	—	10,749,065	—
13,853,970	12/7/2020	Goldman Sachs International	0.34%	Russell 2000® Index	(1,239,844)	265,701	974,143	—
3,111,284	1/6/2021	Morgan Stanley & Co. International plc	0.12%	iShares® Russell 2000 ETF	(430,623)
3,337,332	1/6/2021	Morgan Stanley & Co. International plc	(0.14)%	Russell 2000® Index	(5,464,614)
6,448,616					(5,895,237)	71	5,859,739	(35,427)
75,793,955	1/6/2021	Societe Generale	0.42%	Russell 2000® Index	(4,310,793)	3,831,132	3,227	(476,434)
3,190,958	11/8/2021	UBS AG	0.22%	Russell 2000® Index	(3,256,619)	3,253,877	2,742	—
153,736,769					(28,769,698)
				Total Unrealized Appreciation	6,413,636
				Total Unrealized Depreciation	(35,183,334)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

88 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Abbreviations

USD  U.S. Dollar

Ultra Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	0.9%
Air Freight & Logistics	0.2%
Airlines	0.2%
Auto Components	0.7%
Automobiles	0.1%
Banks	5.5%
Beverages	0.3%
Biotechnology	6.9%
Building Products	1.2%
Capital Markets	1.0%
Chemicals	1.2%
Commercial Services & Supplies	1.6%
Communications Equipment	0.8%
Construction & Engineering	0.7%
Construction Materials	0.1%
Consumer Finance	0.4%
Containers & Packaging	0.1%
Distributors	0.1%
Diversified Consumer Services	0.7%
Diversified Financial Services	0.1%
Diversified Telecommunication Services	0.5%
Electric Utilities	0.7%
Electrical Equipment	0.8%
Electronic Equipment, Instruments & Components	1.9%
Energy Equipment & Services	0.4%
Entertainment	0.1%
Equity Real Estate Investment Trusts (REITs)	4.3%
Food & Staples Retailing	0.5%
Food Products	0.9%
Gas Utilities	0.9%
Health Care Equipment & Supplies	3.3%
Health Care Providers & Services	1.7%
Health Care Technology	1.2%
Hotels, Restaurants & Leisure	1.7%
Household Durables	1.4%
Household Products	0.2%
Independent Power and Renewable Electricity Producers	0.3%
Industrial Conglomerates	0.0%*
Insurance	1.6%
Interactive Media & Services	0.2%
Internet & Direct Marketing Retail	0.4%
IT Services	1.6%
Leisure Products	0.4%
Life Sciences Tools & Services	0.8%
Machinery	2.4%
Marine	0.1%
Media	0.5%
Metals & Mining	0.8%
Mortgage Real Estate Investment Trusts (REITs)	0.5%
Multiline Retail	0.1%
Multi-Utilities	0.4%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA RUSSELL2000 UWM :: 89

Oil, Gas & Consumable Fuels	0.9%
Paper & Forest Products	0.3%
Personal Products	0.2%
Pharmaceuticals	1.4%
Professional Services	1.0%
Real Estate Management & Development	0.4%
Road & Rail	0.4%
Semiconductors & Semiconductor Equipment	2.5%
Software	3.8%
Specialty Retail	1.5%
Technology Hardware, Storage & Peripherals	0.1%
Textiles, Apparel & Luxury Goods	0.5%
Thrifts & Mortgage Finance	1.1%
Tobacco	0.1%
Trading Companies & Distributors	0.9%
Water Utilities	0.4%
Wireless Telecommunication Services	0.1%
Other[a]	31.0%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

90 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 71.2%
Abbott Laboratories (Health Care Equipment & Supplies)	0.5%	107,746	$10,227,250
AbbVie, Inc. (Biotechnology)	0.5%	107,485	9,960,635
Accenture plc, Class A (IT Services)	0.4%	38,715	7,805,718
Adobe, Inc.* (Software)	0.5%	29,511	11,408,953
Alphabet, Inc., Class A* (Interactive Media & Services)	1.2%	18,268	26,187,543
Alphabet, Inc., Class C* (Interactive Media & Services)	1.2%	18,224	26,040,638
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.9%	25,390	62,011,774
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	0.3%	27,003	6,971,364
Amgen, Inc. (Biotechnology)	0.4%	36,223	8,320,423
Apple, Inc. (Technology Hardware, Storage & Peripherals)	3.7%	254,622	80,954,519
AT&T, Inc. (Diversified Telecommunication Services)	0.6%	445,336	13,743,069
Bank of America Corp. (Banks)	0.6%	493,532	11,903,992
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.0%	119,246	22,129,673
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.4%	142,897	8,533,809
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.3%	24,182	7,043,491
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.5%	115,273	10,570,534
Cisco Systems, Inc. (Communications Equipment)	0.6%	258,621	12,367,256
Coca-Cola Co. (The) (Beverages)	0.5%	235,077	10,973,394
Comcast Corp., Class A (Media)	0.5%	276,760	10,959,696
Costco Wholesale Corp. (Food & Staples Retailing)	0.4%	26,933	8,308,022
Eli Lilly and Co. (Pharmaceuticals)	0.4%	51,508	7,878,149
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.5%	257,941	11,728,577
Facebook, Inc., Class A* (Interactive Media & Services)	1.5%	146,738	33,029,257
Home Depot, Inc. (The) (Specialty Retail)	0.8%	66,500	16,523,920
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.8%	265,211	16,689,728
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Johnson & Johnson (Pharmaceuticals)	1.1%	160,448	$23,866,640
JPMorgan Chase & Co. (Banks)	0.9%	191,209	18,606,548
Mastercard, Inc., Class A (IT Services)	0.8%	54,130	16,287,176
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.4%	45,910	8,553,951
Medtronic plc (Health Care Equipment & Supplies)	0.4%	81,714	8,055,366
Merck & Co., Inc. (Pharmaceuticals)	0.6%	155,211	12,528,632
Microsoft Corp. (Software)	3.9%	465,151	85,238,922
Netflix, Inc.* (Entertainment)	0.5%	26,717	11,213,926
NextEra Energy, Inc. (Electric Utilities)	0.3%	29,797	7,614,921
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.3%	75,961	7,488,235
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.6%	37,312	13,246,506
Oracle Corp. (Software)	0.3%	132,073	7,101,565
PayPal Holdings, Inc.* (IT Services)	0.5%	71,597	11,098,251
PepsiCo, Inc. (Beverages)	0.5%	85,010	11,183,066
Pfizer, Inc. (Pharmaceuticals)	0.6%	337,377	12,884,428
Philip Morris International, Inc. (Tobacco)	0.3%	94,850	6,958,196
Procter & Gamble Co. (The) (Household Products)	0.8%	152,031	17,623,433
salesforce.com, Inc.* (Software)	0.4%	54,074	9,451,594
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.4%	24,446	8,536,299
Union Pacific Corp. (Road & Rail)	0.3%	42,320	7,188,475
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.8%	57,758	17,607,526
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.7%	252,176	14,469,859
Visa, Inc., Class A (IT Services)	0.9%	104,360	20,375,246
Walmart, Inc. (Food & Staples Retailing)	0.5%	86,481	10,728,833
Walt Disney Co. (The) (Entertainment)	0.6%	109,879	12,888,807
Other Common Stocks (b)	32.8%	10,842,657	709,491,576
Total Common Stocks (Cost $1,598,478,168)			1,542,559,361

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA S&P500® SSO :: 91

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $382,751)	0.0%	382,751	$382,751
		Principal Amount
Short-Term Investments — 26.2%
Repurchase Agreements (e) — 14.6%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $315,854,584 (Cost $315,853,268)		$315,853,268	315,853,268
U.S. Treasury Obligations — 11.6%
U.S. Treasury Bills
0.02%, 6/25/2020 (f)		200,000,000	199,985,000
0.06%, 9/24/2020 (f)		50,000,000	49,974,045
Total U.S. Treasury Obligations (Cost $249,987,084)			249,959,045
Total Short-Term Investments (Cost $565,840,352)			565,812,313
Total Investments — 97.4% (Cost $2,164,701,271)			2,108,754,425
Other assets less liabilities — 2.6%			57,074,451
Net Assets — 100.0%			$2,165,828,876

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $516,204,508.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $402,123, collateralized in the form of cash with a value of $382,751 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $39,598 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $422,349.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $382,751.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$231,380,574
Aggregate gross unrealized depreciation	(382,863,130)
Net unrealized depreciation	$(151,482,556)
Federal income tax cost	$2,288,891,046

Futures Contracts Purchased

Ultra S&P500® had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	1,062	6/19/2020	USD	$161,331,075	$18,060,849

See accompanying notes to the financial statements.

92 :: SSO ULTRA S&P500® :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
420,825,769	12/7/2020	Bank of America NA	(0.38)%	S&P 500®	(12,197,094)	—	12,197,094	—
135,264,782	11/8/2021	BNP Paribas SA	0.77%	S&P 500®	(9,090,404)	9,088,259	2,145	—
51,433,617	11/6/2020	Citibank NA	0.39%	S&P 500®	(72,209,797)	71,870,409	339,388	—
413,557,336	11/8/2021	Credit Suisse International	0.47%	S&P 500®	(2,002,045)	—	2,002,045	—
375,923,576	3/8/2021	Goldman Sachs International	0.64%	S&P 500®	62,390,237
706,917,320	12/7/2020	Goldman Sachs International	0.54%	SPDR® S&P 500® ETF Trust	52,063,824
1,082,840,896					114,454,061	(114,454,061)	—	—
33,045,985	11/8/2021	Morgan Stanley & Co. International plc	0.23%	S&P 500®	(719,257)	—	719,257	—
328,267,947	1/6/2021	Societe Generale	0.47%	S&P 500®	(9,788,533)	9,663,884	124,649	—
164,015,657	11/6/2020	UBS AG	0.72%	S&P 500®	2,146,285	(1,416,860)	—	729,425
2,629,251,989					10,593,216
				Total Unrealized Appreciation	116,600,346
				Total Unrealized Depreciation	(106,007,130)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA S&P500® SSO :: 93

Ultra S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	1.3%
Air Freight & Logistics	0.4%
Airlines	0.1%
Auto Components	0.1%
Automobiles	0.2%
Banks	2.7%
Beverages	1.2%
Biotechnology	1.8%
Building Products	0.3%
Capital Markets	1.9%
Chemicals	1.3%
Commercial Services & Supplies	0.3%
Communications Equipment	0.7%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.3%
Containers & Packaging	0.2%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.0%
Diversified Telecommunication Services	1.3%
Electric Utilities	1.5%
Electrical Equipment	0.3%
Electronic Equipment, Instruments & Components	0.4%
Energy Equipment & Services	0.2%
Entertainment	1.4%
Equity Real Estate Investment Trusts (REITs)	2.0%
Food & Staples Retailing	1.1%
Food Products	0.8%
Gas Utilities	0.0%*
Health Care Equipment & Supplies	2.8%
Health Care Providers & Services	2.1%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.2%
Household Durables	0.3%
Household Products	1.3%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	0.8%
Insurance	1.4%
Interactive Media & Services	4.0%
Internet & Direct Marketing Retail	3.2%
IT Services	4.1%
Leisure Products	0.0%*
Life Sciences Tools & Services	0.8%
Machinery	1.1%
Media	0.9%
Metals & Mining	0.2%
Multiline Retail	0.4%

See accompanying notes to the financial statements.

94 :: SSO ULTRA S&P500® :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Multi-Utilities	0.7%
Oil, Gas & Consumable Fuels	1.9%
Personal Products	0.1%
Pharmaceuticals	3.3%
Professional Services	0.2%
Real Estate Management & Development	0.0%*
Road & Rail	0.7%
Semiconductors & Semiconductor Equipment	3.3%
Software	6.2%
Specialty Retail	1.7%
Technology Hardware, Storage & Peripherals	4.0%
Textiles, Apparel & Luxury Goods	0.5%
Tobacco	0.5%
Trading Companies & Distributors	0.1%
Water Utilities	0.1%
Wireless Telecommunication Services	0.1%
Other[a]	28.8%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA S&P500® SSO :: 95

Investments	Shares	Value
Common Stocks (a) — 67.8%
Communications Equipment — 0.1%
InterDigital, Inc.	1,293	$71,076
Semiconductors & Semiconductor Equipment — 67.7%
Advanced Micro Devices, Inc.*	48,416	2,604,781
Analog Devices, Inc.	15,284	1,726,328
Applied Materials, Inc.	38,327	2,153,211
Broadcom, Inc.	16,464	4,795,469
Cirrus Logic, Inc.*	2,398	173,807
Cree, Inc.*	4,468	235,419
Entegris, Inc.	5,598	335,208
Intel Corp.	180,653	11,368,493
KLA Corp.	6,551	1,152,714
Lam Research Corp.	6,019	1,647,220
Marvell Technology Group Ltd.	27,663	902,367
Maxim Integrated Products, Inc.	11,229	647,689
Microchip Technology, Inc.	9,913	951,846
Micron Technology, Inc.*	45,928	2,200,411
MKS Instruments, Inc.	2,261	238,829
Monolithic Power Systems, Inc.	1,674	351,122
NVIDIA Corp.	25,388	9,013,248
ON Semiconductor Corp.*	17,039	280,973
Qorvo, Inc.*	4,823	505,161
QUALCOMM, Inc.	47,526	3,843,903
Semtech Corp.*	2,746	146,032
Silicon Laboratories, Inc.*	1,798	168,401
Skyworks Solutions, Inc.	7,072	838,315
Teradyne, Inc.	6,963	466,660
Texas Instruments, Inc.	38,780	4,604,737
Universal Display Corp.	1,764	258,602
Xilinx, Inc.	10,436	959,590
		52,570,536
Total Common Stocks (Cost $45,745,639)		52,641,612
Investments	Principal Amount	Value
Short-Term Investments — 29.0%
Repurchase Agreements (b) — 29.0%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $22,523,680 (Cost $22,523,587)	$22,523,587	$22,523,587
Total Investments — 96.8% (Cost $68,269,226)		75,165,199
Other assets less liabilities — 3.2%		2,458,604
Net Assets — 100.0%		$77,623,803

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $7,443,279.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,052,943
Aggregate gross unrealized depreciation	(6,010,992)
Net unrealized appreciation	$6,041,951
Federal income tax cost	$68,380,282

See accompanying notes to the financial statements.

96 :: USD ULTRA SEMICONDUCTORS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Semiconductors had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
39,293,008	12/7/2020	Bank of America NA	0.52%	Dow Jones U.S. SemiconductorsSM Index[f]	(119,617)	—	119,617	—
4,145,424	11/8/2021	Credit Suisse International	0.47%	Dow Jones U.S. SemiconductorsSM Index[f]	184,157	—	—	184,157
6,813,537	1/6/2021	Morgan Stanley & Co. International plc	0.62%	Dow Jones U.S. SemiconductorsSM Index[f]	579,967	(387,000)	—	192,967
43,929,857	1/6/2021	Societe Generale	0.97%	Dow Jones U.S. SemiconductorsSM Index[f]	3,850,071	(2,721,534)	—	1,128,537
8,487,823	11/8/2021	UBS AG	0.57%	Dow Jones U.S. SemiconductorsSM Index[f]	(5,237,544)	5,237,544	—	—
102,669,649					(742,966)
				Total Unrealized Appreciation	4,614,195
				Total Unrealized Depreciation	(5,357,161)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA SEMICONDUCTORS USD :: 97

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 72.4%
Advanced Energy Industries, Inc.* (Semiconductors & Semiconductor Equipment)	0.3%	643	$42,972
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	0.4%	1,216	53,321
Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	0.3%	805	50,530
American States Water Co. (Water Utilities)	0.3%	618	50,682
Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	0.3%	506	48,429
Avista Corp. (Multi-Utilities)	0.3%	1,119	43,831
Balchem Corp. (Chemicals)	0.4%	539	54,250
Brady Corp., Class A (Commercial Services & Supplies)	0.3%	836	42,745
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	0.3%	1,214	48,524
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	0.4%	700	53,564
Community Bank System, Inc. (Banks)	0.4%	869	51,636
CVB Financial Corp. (Banks)	0.3%	2,233	43,566
eHealth, Inc.* (Insurance)	0.4%	419	54,646
El Paso Electric Co. (Electric Utilities)	0.3%	683	46,423
Emergent BioSolutions, Inc.* (Biotechnology)	0.4%	735	61,365
Exponent, Inc. (Professional Services)	0.4%	870	64,589
Fabrinet* (Electronic Equipment, Instruments & Components)	0.3%	621	39,707
Fox Factory Holding Corp.* (Auto Components)	0.3%	645	46,511
Glacier Bancorp, Inc. (Banks)	0.4%	1,440	59,314
HMS Holdings Corp.* (Health Care Technology)	0.3%	1,477	46,141
Independent Bank Corp. (Banks)	0.3%	579	40,223
Integer Holdings Corp.* (Health Care Equipment & Supplies)	0.3%	547	43,312
John Bean Technologies Corp. (Machinery)	0.3%	533	43,786
Kinsale Capital Group, Inc. (Insurance)	0.4%	346	51,665
LCI Industries (Auto Components)	0.3%	421	41,650
Lexington Realty Trust (Equity Real Estate Investment Trusts (REITs))	0.3%	4,160	40,435
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Lithia Motors, Inc., Class A (Specialty Retail)	0.3%	380	$45,824
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	0.3%	459	42,604
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	0.3%	926	41,661
Meritage Homes Corp.* (Household Durables)	0.3%	603	41,908
Momenta Pharmaceuticals, Inc.* (Biotechnology)	0.4%	1,905	59,969
Neogen Corp.* (Health Care Equipment & Supplies)	0.4%	881	62,745
NeoGenomics, Inc.* (Life Sciences Tools & Services)	0.3%	1,753	46,788
Omnicell, Inc.* (Health Care Technology)	0.3%	704	47,105
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	493	53,416
Proto Labs, Inc.* (Machinery)	0.4%	449	56,731
Qualys, Inc.* (Software)	0.4%	559	64,464
Saia, Inc.* (Road & Rail)	0.3%	433	46,955
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	0.3%	787	41,404
Simpson Manufacturing Co., Inc. (Building Products)	0.4%	677	54,201
South Jersey Industries, Inc. (Gas Utilities)	0.3%	1,551	43,986
SPS Commerce, Inc.* (Software)	0.3%	586	39,942
Stamps.com, Inc.* (Internet & Direct Marketing Retail)	0.4%	274	54,293
Strategic Education, Inc. (Diversified Consumer Services)	0.4%	368	62,424
TopBuild Corp.* (Household Durables)	0.5%	570	65,374
UFP Industries, Inc. (Building Products)	0.3%	1,030	47,102
UniFirst Corp. (Commercial Services & Supplies)	0.3%	257	46,208
Viavi Solutions, Inc.* (Communications Equipment)	0.3%	3,857	44,703
WD-40 Co. (Household Products)	0.3%	231	44,318
Wingstop, Inc. (Hotels, Restaurants & Leisure)	0.4%	493	60,121
Other Common Stocks (b)	55.4%	491,714	8,014,624
Total Common Stocks (Cost $13,313,625)			10,492,687

See accompanying notes to the financial statements.

98 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.8%
Investment Companies — 0.8%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $112,859)	0.8%	112,859	$112,859
		Principal Amount
Short-Term Investments — 24.2%
Repurchase Agreements (d) — 24.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $3,497,559 (Cost $3,497,544)		$3,497,544	3,497,544
Total Investments — 97.4% (Cost $16,924,028)			14,103,090
Other assets less liabilities — 2.6%			375,007
Net assets — 100.0%			$14,478,097

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $540,007.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $194,261, collateralized in the form of cash with a value of $112,859 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $91,365 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $204,224.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $112,859.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$641,858
Aggregate gross unrealized depreciation	(9,261,250)
Net unrealized depreciation	$(8,619,392)
Federal income tax cost	$16,940,353

Swap Agreementsa

Ultra SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
4,133,629	11/6/2020	Bank of America NA	0.49%	S&P SmallCap 600®	(140,705)	—	140,705	—
1,668,059	1/20/2021	Citibank NA	0.44%	S&P SmallCap 600®	(385,079)	211,296	173,783	—
1,887,309	11/8/2021	Credit Suisse International	0.42%	S&P SmallCap 600®	(851,016)	—	851,016	—
3,091,170	1/6/2021	Morgan Stanley & Co. International plc	0.02%	S&P SmallCap 600®	(1,605,494)	6	1,524,607	(80,881)
7,368,391	11/6/2020	Societe Generale	0.62%	S&P SmallCap 600®	(783,315)	—	783,315	—
317,670	11/6/2020	UBS AG	0.52%	S&P SmallCap 600®	(2,016,520)	—	2,016,520	—
18,466,228					(5,782,129)
				Total Unrealized Depreciation	(5,782,129)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA SMALLCAP600 SAA :: 99

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra SmallCap600 invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	1.1%
Air Freight & Logistics	0.5%
Airlines	0.4%
Auto Components	1.4%
Automobiles	0.2%
Banks	5.9%
Beverages	0.3%
Biotechnology	1.9%
Building Products	1.7%
Capital Markets	0.6%
Chemicals	2.1%
Commercial Services & Supplies	1.5%
Communications Equipment	0.7%
Construction & Engineering	0.6%
Construction Materials	0.0%*
Consumer Finance	0.6%
Containers & Packaging	0.1%
Distributors	0.1%
Diversified Consumer Services	0.6%
Diversified Telecommunication Services	1.1%
Electric Utilities	0.3%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	3.3%
Energy Equipment & Services	1.1%
Entertainment	0.2%
Equity Real Estate Investment Trusts (REITs)	5.0%
Food & Staples Retailing	0.4%
Food Products	0.9%
Gas Utilities	0.5%
Health Care Equipment & Supplies	2.8%
Health Care Providers & Services	2.1%
Health Care Technology	1.0%
Hotels, Restaurants & Leisure	1.1%
Household Durables	2.2%
Household Products	0.5%
Industrial Conglomerates	0.1%
Insurance	2.3%
Interactive Media & Services	0.0%*
Internet & Direct Marketing Retail	0.6%
IT Services	1.7%
Leisure Products	0.6%
Life Sciences Tools & Services	0.8%
Machinery	4.2%
Marine	0.1%
Media	0.3%

See accompanying notes to the financial statements.

100 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Metals & Mining	0.9%
Mortgage Real Estate Investment Trusts (REITs)	0.7%
Multiline Retail	0.4%
Multi-Utilities	0.3%
Oil, Gas & Consumable Fuels	1.0%
Paper & Forest Products	0.5%
Personal Products	0.4%
Pharmaceuticals	1.0%
Professional Services	0.9%
Real Estate Management & Development	0.3%
Road & Rail	0.6%
Semiconductors & Semiconductor Equipment	3.0%
Software	2.1%
Specialty Retail	2.2%
Technology Hardware, Storage & Peripherals	0.1%
Textiles, Apparel & Luxury Goods	1.2%
Thrifts & Mortgage Finance	1.0%
Tobacco	0.3%
Trading Companies & Distributors	0.6%
Water Utilities	0.6%
Wireless Telecommunication Services	0.3%
Other[a]	27.6%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA SMALLCAP600 SAA :: 101

Investments	Shares	Value
Common Stocks (a) — 68.6%
Communications Equipment — 2.6%
Arista Networks, Inc.*	2,071	$483,496
Ciena Corp.*	5,910	326,587
Cisco Systems, Inc.	162,047	7,749,088
CommScope Holding Co., Inc.*	7,408	76,376
EchoStar Corp., Class A*	1,756	54,717
F5 Networks, Inc.*	2,328	337,374
InterDigital, Inc.	1,190	65,414
Juniper Networks, Inc.	12,784	310,140
Lumentum Holdings, Inc.*	2,947	216,074
Motorola Solutions, Inc.	6,544	885,599
NetScout Systems, Inc.*	2,518	69,169
Ubiquiti, Inc.	473	87,226
ViaSat, Inc.*	2,202	92,484
Viavi Solutions, Inc.*	8,779	101,749
		10,855,493
Diversified Telecommunication Services — 0.2%
CenturyLink, Inc.	37,479	368,418
GCI Liberty, Inc., Class A*	3,630	251,160
		619,578
Electronic Equipment, Instruments & Components — 0.2%
CDW Corp.	5,486	608,453
SYNNEX Corp.	1,565	166,907
Tech Data Corp.*	1,351	184,060
		959,420
Health Care Technology — 0.5%
Cerner Corp.	11,990	874,071
Veeva Systems, Inc., Class A*	5,019	1,098,509
		1,972,580
Household Durables — 0.1%
Garmin Ltd.	5,514	497,197
Interactive Media & Services — 13.5%
Alphabet, Inc., Class A*	11,444	16,405,203
Alphabet, Inc., Class C*	11,416	16,312,551
ANGI Homeservices, Inc., Class A*(b)	2,664	28,904
Cargurus, Inc.*	2,719	70,640
Facebook, Inc., Class A*	91,928	20,692,073
IAC/interactivecorp*	2,769	748,655
Match Group, Inc.*(b)	2,066	183,957
Snap, Inc., Class A*	29,998	568,162
Twitter, Inc.*	29,650	918,260
Zillow Group, Inc., Class A*	1,319	76,449
Zillow Group, Inc., Class C*	4,797	278,178
		56,283,032
Investments	Shares	Value
Common Stocks (a) (continued)
Internet & Direct Marketing Retail — 0.5%
Chewy, Inc., Class A*(b)	2,042	$90,746
eBay, Inc.	29,210	1,330,223
Etsy, Inc.*	4,524	366,354
Grubhub, Inc.*	3,492	198,136
		1,985,459
IT Services — 3.0%
Akamai Technologies, Inc.*	6,174	653,209
Amdocs Ltd.	5,195	323,441
Booz Allen Hamilton Holding Corp.	5,365	427,912
CACI International, Inc., Class A*	958	240,247
Cognizant Technology Solutions Corp., Class A	20,912	1,108,336
DXC Technology Co.	9,781	138,988
EPAM Systems, Inc.*	2,094	482,960
Gartner, Inc.*	3,421	416,336
GoDaddy, Inc., Class A*	6,760	522,210
International Business Machines Corp.	33,833	4,225,742
KBR, Inc.	5,415	126,982
Leidos Holdings, Inc.	5,079	534,768
MongoDB, Inc.*	1,335	309,867
Okta, Inc.*	4,038	789,752
Perspecta, Inc.	5,250	116,393
Science Applications International Corp.	1,878	165,339
Twilio, Inc., Class A*	4,758	940,181
VeriSign, Inc.*	3,949	864,870
		12,387,533
Media — 0.1%
Liberty Global plc, Class A*	6,227	132,261
Liberty Global plc, Class C*	15,720	324,304
Liberty Latin America Ltd., Class A*	1,729	17,238
Liberty Latin America Ltd., Class C*	4,348	41,741
		515,544
Semiconductors & Semiconductor Equipment — 11.6%
Advanced Micro Devices, Inc.*	44,660	2,402,708
Analog Devices, Inc.	14,068	1,588,981
Applied Materials, Inc.	35,287	1,982,424
Broadcom, Inc.	15,144	4,410,993
Cirrus Logic, Inc.*	2,208	160,036
Cree, Inc.*	4,116	216,872
Entegris, Inc.	5,149	308,322
Intel Corp.	166,164	10,456,700
KLA Corp.	6,020	1,059,279
Lam Research Corp.	5,548	1,518,321
Marvell Technology Group Ltd.	25,477	831,060
Maxim Integrated Products, Inc.	10,338	596,296
Microchip Technology, Inc.	9,133	876,951

See accompanying notes to the financial statements.

102 :: ROM ULTRA TECHNOLOGY :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Micron Technology, Inc.*	42,291	$2,026,162
MKS Instruments, Inc.	2,081	219,816
Monolithic Power Systems, Inc.	1,543	323,644
NVIDIA Corp.	23,377	8,299,302
ON Semiconductor Corp.*	15,686	258,662
Qorvo, Inc.*	4,436	464,627
QUALCOMM, Inc.	43,622	3,528,147
Semtech Corp.*	2,524	134,226
Silicon Laboratories, Inc.*	1,657	155,195
Skyworks Solutions, Inc.	6,508	771,458
Teradyne, Inc.	6,404	429,196
Texas Instruments, Inc.	35,713	4,240,562
Universal Display Corp.	1,622	237,785
Xilinx, Inc.	9,604	883,088
		48,380,813
Software — 23.4%
ACI Worldwide, Inc.*	4,417	121,821
Adobe, Inc.*	18,492	7,149,007
Alteryx, Inc., Class A*	1,860	267,728
Anaplan, Inc.*	3,275	150,388
ANSYS, Inc.*	3,270	925,410
Aspen Technology, Inc.*	2,602	274,875
Autodesk, Inc.*	8,414	1,770,137
Avalara, Inc.*	2,511	268,828
Blackbaud, Inc.	1,882	110,304
Cadence Design Systems, Inc.*	10,713	977,990
CDK Global, Inc.	4,638	182,320
Cerence, Inc.*	1,386	41,455
Ceridian HCM Holding, Inc.*	3,846	264,874
Citrix Systems, Inc.	4,720	699,126
CommVault Systems, Inc.*	1,609	65,100
Coupa Software, Inc.*	2,407	547,617
Crowdstrike Holdings, Inc., Class A*	789	69,282
DocuSign, Inc.*	4,773	666,979
Dropbox, Inc., Class A*	8,239	185,954
Dynatrace, Inc.*	2,355	90,597
Elastic NV*	1,235	106,111
Fair Isaac Corp.*	1,100	442,915
FireEye, Inc.*	8,275	103,272
Fortinet, Inc.*	5,420	754,464
Guidewire Software, Inc.*	3,158	323,948
HubSpot, Inc.*	1,537	307,308
Intuit, Inc.	9,940	2,885,781
J2 Global, Inc.*	1,767	138,356
LogMeIn, Inc.	1,867	158,508
Manhattan Associates, Inc.*	2,436	215,342
Microsoft Corp.	291,415	53,401,799
New Relic, Inc.*	1,907	126,148
NortonLifeLock, Inc.	21,898	498,837
Nuance Communications, Inc.*	10,799	247,081
Investments	Shares	Value
Common Stocks (a) (continued)
Nutanix, Inc., Class A*	5,570	$134,014
Oracle Corp.	82,759	4,449,951
Palo Alto Networks, Inc.*	3,737	879,204
Paycom Software, Inc.*	1,878	558,198
Paylocity Holding Corp.*	1,368	177,847
Pegasystems, Inc.	1,450	137,924
Pluralsight, Inc., Class A*	3,149	65,594
Proofpoint, Inc.*	2,161	251,260
PTC, Inc.*	3,971	303,305
RealPage, Inc.*	3,042	206,308
RingCentral, Inc., Class A*	2,862	784,904
salesforce.com, Inc.*	33,883	5,922,410
ServiceNow, Inc.*	7,212	2,797,751
Slack Technologies, Inc., Class A*	1,441	50,507
Smartsheet, Inc., Class A*	3,474	200,311
SolarWinds Corp.*	2,494	45,615
Splunk, Inc.*	5,896	1,095,713
SS&C Technologies Holdings, Inc.	8,407	486,723
Synopsys, Inc.*	5,748	1,039,871
Teradata Corp.*	4,291	91,870
Trade Desk, Inc. (The), Class A*	1,515	472,013
Tyler Technologies, Inc.*	1,498	562,214
Verint Systems, Inc.*	2,551	118,290
VMware, Inc., Class A*	3,017	471,467
Workday, Inc., Class A*	6,270	1,150,106
Zendesk, Inc.*	4,287	367,610
Zoom Video Communications, Inc., Class A*	978	175,532
Zscaler, Inc.*	2,489	244,146
		97,780,320
Technology Hardware, Storage & Peripherals — 12.9%
Apple, Inc.	159,544	50,725,419
Dell Technologies, Inc., Class C*	5,933	294,514
Hewlett Packard Enterprise Co.	49,425	479,917
HP, Inc.	56,636	857,469
NCR Corp.*	4,871	87,922
NetApp, Inc.	8,721	388,433
Pure Storage, Inc., Class A*	8,606	151,552
Seagate Technology plc	8,835	468,608
Western Digital Corp.	11,361	504,088
Xerox Holdings Corp.	7,098	112,716
		54,070,638
Total Common Stocks (Cost $240,288,091)		286,307,607
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $193,397)	193,397	193,397

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA TECHNOLOGY ROM :: 103

Investments	Principal Amount	Value
Short-Term Investments — 18.0%
Repurchase Agreements (e) — 18.0%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $75,300,137 (Cost $75,299,823)	$75,299,823	$75,299,823
Total Investments — 86.6% (Cost $315,781,311)		361,800,827
Other assets less liabilities — 13.4%		55,937,024
Net Assets — 100.0%		$417,737,851

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $73,158,522.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $272,084, collateralized in the form of cash with a value of $193,397 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $78,853 of collateral in the form of U.S. Government

Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - May 15, 2048; a total value of $272,250.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $193,397.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$93,369,016
Aggregate gross unrealized depreciation	(27,421,163)
Net unrealized appreciation	$65,947,853
Federal income tax cost	$315,889,360

Swap Agreementsa

Ultra Technology had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
9,542,326	12/7/2020	Bank of America NA	0.57%	Dow Jones U.S. TechnologySM Index[f]	(19,653,270)	—	19,653,270	—
141,435,144	12/7/2020	BNP Paribas SA	0.77%	Dow Jones U.S. TechnologySM Index[f]	19,439,287	(17,875,248)	(4,633)	1,559,406
27,722,183	11/6/2020	Citibank NA	0.39%	Dow Jones U.S. TechnologySM Index[f]	8,993,303	—	(8,660,000)	333,303
63,771,423	11/8/2021	Credit Suisse International	0.42%	Dow Jones U.S. TechnologySM Index[f]	4,716,759	—	(4,120,000)	596,759
98,421,551	12/7/2020	Goldman Sachs International	0.59%	Dow Jones U.S. TechnologySM Index[f]	(585,708)	—	585,708	—
5,417,008	1/6/2021	Morgan Stanley & Co. International plc	0.82%	Dow Jones U.S. TechnologySM Index[f]	683,522	(542,000)	—	141,522
115,574,976	1/6/2021	Societe Generale	0.72%	Dow Jones U.S. TechnologySM Index[f]	755,493	—	—	755,493
87,088,223	11/8/2021	UBS AG	0.82%	Dow Jones U.S. TechnologySM Index[f]	5,687,000	(4,846,825)	—	840,175
548,972,834					20,036,386
				Total Unrealized Appreciation	40,275,364
				Total Unrealized Depreciation	(20,238,978)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
See accompanying notes to the financial statements.

104 :: ROM ULTRA TECHNOLOGY :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA TECHNOLOGY ROM :: 105

Investments	Shares	Value
Common Stocks (a) — 73.0%
Communications Equipment — 27.0%
Acacia Communications, Inc.*	109	$7,357
ADTRAN, Inc.	139	1,585
Applied Optoelectronics, Inc.*	55	486
Arista Networks, Inc.*	140	32,684
CalAmp Corp.*	99	762
Ciena Corp.*	449	24,812
Cisco Systems, Inc.	669	31,992
CommScope Holding Co., Inc.*	563	5,804
Comtech Telecommunications Corp.	71	1,264
EchoStar Corp., Class A*	133	4,144
Extreme Networks, Inc.*	353	1,165
F5 Networks, Inc.*	176	25,506
Harmonic, Inc.*	278	1,498
Juniper Networks, Inc.	971	23,556
Lumentum Holdings, Inc.*	224	16,424
Motorola Solutions, Inc.	167	22,600
NETGEAR, Inc.*	87	2,238
NetScout Systems, Inc.*	191	5,247
Plantronics, Inc. (b)	95	1,238
Ubiquiti, Inc.	36	6,639
ViaSat, Inc.*	167	7,014
Viavi Solutions, Inc.*	667	7,731
		231,746
Diversified Telecommunication Services — 36.0%
AT&T, Inc.	3,777	116,559
ATN International, Inc.	32	1,901
CenturyLink, Inc.	2,405	23,641
Cincinnati Bell, Inc.*	146	2,151
Consolidated Communications Holdings, Inc.*	209	1,267
GCI Liberty, Inc., Class A*	276	19,096
Globalstar, Inc.*(b)	1,788	532
Iridium Communications, Inc.*	281	6,463
ORBCOMM, Inc.*	227	622
Verizon Communications, Inc.	2,284	131,056
Vonage Holdings Corp.*	662	6,375
		309,663
Household Durables — 3.6%
Garmin Ltd.	346	31,199
Wireless Telecommunication Services — 6.4%
Shenandoah Telecommunications Co.	136	7,155
Spok Holdings, Inc.	51	524
Telephone and Data Systems, Inc.	284	5,819
Investments	Shares	Value
Common Stocks (a) (continued)
T-Mobile US, Inc.*	403	$40,316
United States Cellular Corp.*	45	1,418
		55,232
Total Common Stocks (Cost $546,623)		627,840
Securities Lending Reinvestments (c) — 0.3%
Investment Companies — 0.3%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $2,471)	2,471	2,471
	Principal Amount
Short-Term Investments — 1.6%
Repurchase Agreements (d) — 1.6%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $13,421 (Cost $13,421)	$13,421	13,421
Total Investments — 74.9% (Cost $562,515)		643,732
Other assets less liabilities — 25.1%		215,711
Net Assets — 100.0%		$859,443

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $71,516.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $1,349, collateralized in the form of cash with a value of $2,471 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $2,471.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$105,039
Aggregate gross unrealized depreciation	(289,421)
Net unrealized depreciation	$(184,382)
Federal income tax cost	$572,839

See accompanying notes to the financial statements.

106 :: LTL ULTRA TELECOMMUNICATIONS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Telecommunications had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
82,380	12/7/2020	Bank of America NA	0.52%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	(9,328)
131,265	11/6/2020	Bank of America NA	0.52%	iShares® U.S. Telecommunications ETF	(6,330)
213,645					(15,658)	—	15,658	—
182,620	11/6/2020	Citibank NA	0.39%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	(7,462)	—	7,462	—
53,613	11/8/2021	Credit Suisse International	0.52%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	(2,704)	—	—	(2,704)
59,490	11/6/2020	Goldman Sachs International	0.59%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	(1,162)	—	—	(1,162)
70,367	1/6/2021	Morgan Stanley & Co. International plc	0.47%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	(21,400)
204,318	1/6/2021	Morgan Stanley & Co. International plc	0.17%	iShares® U.S. Telecommunications ETF	(20,830)
274,685					(42,230)	—	42,230	—
110,577	1/6/2021	Societe Generale	0.72%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	(52,685)	—	10,000	(42,685)
194,348	11/8/2021	UBS AG	0.57%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	(133,374)	20,484	112,890	—
1,088,978					(255,275)
				Total Unrealized Depreciation	(255,275)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA TELECOMMUNICATIONS LTL :: 107

Investments	Shares	Value
Common Stocks (a) — 78.1%
Electric Utilities — 46.7%
ALLETE, Inc.	685	$40,230
Alliant Energy Corp.	3,182	157,064
American Electric Power Co., Inc.	6,537	557,279
Avangrid, Inc.	737	32,782
Duke Energy Corp.	9,650	826,329
Edison International	4,744	275,674
El Paso Electric Co.	539	36,636
Entergy Corp.	2,635	268,296
Evergy, Inc.	3,017	186,119
Eversource Energy	4,285	358,654
Exelon Corp.	12,867	492,935
FirstEnergy Corp.	7,149	302,117
Hawaiian Electric Industries, Inc.	1,441	56,862
IDACORP, Inc.	667	62,184
NextEra Energy, Inc.	6,470	1,653,473
NRG Energy, Inc.	3,328	119,974
Pinnacle West Capital Corp.	1,489	115,993
PNM Resources, Inc.	1,053	42,983
Portland General Electric Co.	1,181	55,637
PPL Corp.	9,289	259,535
Southern Co. (The)	13,879	792,075
Xcel Energy, Inc.	6,941	451,373
		7,144,204
Gas Utilities — 3.5%
Atmos Energy Corp.	1,580	162,392
National Fuel Gas Co.	1,143	47,972
New Jersey Resources Corp.	1,264	44,392
ONE Gas, Inc.	699	58,695
South Jersey Industries, Inc.	1,222	34,656
Southwest Gas Holdings, Inc.	725	55,064
Spire, Inc.	676	49,294
UGI Corp.	2,766	88,069
		540,534
Independent Power and Renewable Electricity Producers — 1.5%
AES Corp. (The)	8,782	109,687
Vistra Energy Corp.	5,933	121,271
		230,958
Multi-Utilities — 23.6%
Ameren Corp.	3,255	243,246
Avista Corp.	883	34,587
Black Hills Corp.	813	50,170
CenterPoint Energy, Inc.	6,644	118,130
CMS Energy Corp.	3,758	220,144
Consolidated Edison, Inc.	4,401	330,339
Investments	Shares	Value
Common Stocks (a) (continued)
Dominion Energy, Inc.	10,895	$926,184
DTE Energy Co.	2,543	273,551
MDU Resources Group, Inc.	2,651	57,686
NiSource, Inc.	4,939	117,696
NorthWestern Corp.	667	40,100
Public Service Enterprise Group, Inc.	6,693	341,611
Sempra Energy	3,730	471,136
WEC Energy Group, Inc.	4,176	383,065
		3,607,645
Water Utilities — 2.8%
American Water Works Co., Inc.	2,394	304,038
Essential Utilities, Inc.	2,856	124,978
		429,016
Total Common Stocks (Cost $12,725,860)		11,952,357
	Principal Amount
Short-Term Investments — 24.4%
Repurchase Agreements (b) — 24.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $3,744,286 (Cost $3,744,271)	$3,744,271	3,744,271
Total Investments — 102.5% (Cost $16,470,131)		15,696,628
Liabilities in excess of other assets — (2.5%)		(381,933)
Net Assets — 100.0%		$15,314,695

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $3,665,503.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$339,879
Aggregate gross unrealized depreciation	(4,955,676)
Net unrealized depreciation	$(4,615,797)
Federal income tax cost	$16,470,293

See accompanying notes to the financial statements.

108 :: UPW ULTRA UTILITIES :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Utilities had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
217,545	12/7/2020	Bank of America NA	0.42%	Dow Jones U.S. UtilitiesSM Index[f]	(304,882)
5,095,921	1/6/2021	Bank of America NA	0.52%	iShares® U.S. Utilities ETF	(403,652)
5,313,466					(708,534)	—	708,534	—
4,210,448	11/8/2021	Credit Suisse International	0.47%	Dow Jones U.S. UtilitiesSM Index[f]	(255,935)	—	255,935	—
656,185	1/6/2021	Morgan Stanley & Co. International plc	0.57%	Dow Jones U.S. UtilitiesSM Index[f]	(31,080)
801,974	1/6/2021	Morgan Stanley & Co. International plc	0.37%	iShares® U.S. Utilities ETF	(48,695)
1,458,159					(79,775)	—	79,775	—
4,754,464	1/6/2021	Societe Generale	0.72%	Dow Jones U.S. UtilitiesSM Index[f]	(1,691,612)	1,004,886	686,726	—
2,984,565	11/8/2021	UBS AG	0.57%	Dow Jones U.S. UtilitiesSM Index[f]	(1,106,276)	1,100,243	6,033	—
18,721,102					(3,842,132)
				Total Unrealized Depreciation	(3,842,132)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRA UTILITIES UPW :: 109

Investments	Shares	Value
Common Stocks (a) — 73.7%
Aerospace & Defense — 4.2%
Boeing Co. (The)	140,576	$20,503,009
Raytheon Technologies Corp.	140,584	9,070,480
		29,573,489
Banks — 1.9%
JPMorgan Chase & Co.	140,571	13,678,964
Beverages — 0.9%
Coca-Cola Co. (The)	140,581	6,562,321
Capital Markets — 3.9%
Goldman Sachs Group, Inc. (The)	140,626	27,631,603
Chemicals — 0.8%
Dow, Inc.	140,581	5,426,427
Communications Equipment — 1.0%
Cisco Systems, Inc.	140,580	6,722,536
Consumer Finance — 1.9%
American Express Co.	140,584	13,365,321
Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc.	140,583	8,066,653
Entertainment — 2.3%
Walt Disney Co. (The)	140,586	16,490,738
Food & Staples Retailing — 3.3%
Walgreens Boots Alliance, Inc.	140,580	6,036,505
Walmart, Inc.	140,587	17,441,223
		23,477,728
Health Care Providers & Services — 6.1%
UnitedHealth Group, Inc.	140,587	42,857,947
Hotels, Restaurants & Leisure — 3.7%
McDonald's Corp.	140,561	26,189,325
Household Products — 2.3%
Procter & Gamble Co. (The)	140,586	16,296,729
Investments	Shares	Value
Common Stocks (a) (continued)
Industrial Conglomerates — 3.1%
3M Co.	140,587	$21,993,430
Insurance — 2.1%
Travelers Cos., Inc. (The)	140,585	15,039,783
IT Services — 6.4%
International Business Machines Corp.	140,552	17,554,945
Visa, Inc., Class A	140,553	27,441,567
		44,996,512
Machinery — 2.4%
Caterpillar, Inc.	140,587	16,888,716
Oil, Gas & Consumable Fuels — 2.7%
Chevron Corp.	140,615	12,894,396
Exxon Mobil Corp.	140,581	6,392,218
		19,286,614
Pharmaceuticals — 5.3%
Johnson & Johnson	140,587	20,912,316
Merck & Co., Inc.	140,584	11,347,941
Pfizer, Inc.	140,581	5,368,788
		37,629,045
Semiconductors & Semiconductor Equipment — 1.3%
Intel Corp.	140,584	8,846,951
Software — 3.7%
Microsoft Corp.	140,553	25,756,337
Specialty Retail — 5.0%
Home Depot, Inc. (The)	140,587	34,933,058
Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc.	140,573	44,693,780
Textiles, Apparel & Luxury Goods — 2.0%
NIKE, Inc., Class B	140,584	13,858,771
Total Common Stocks (Cost $521,578,061)		520,262,778

See accompanying notes to the financial statements.

110 :: UDOW ULTRAPRO DOW30SM :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 30.1%
Repurchase Agreements (b) — 30.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $211,922,010 (Cost $211,921,126)	$211,921,126	$211,921,126
Total Investments — 103.8% (Cost $733,499,187)		732,183,904
Liabilities in Excess of Other Assets — (3.8%)		(27,131,579)
Net Assets — 100.0%		$705,052,325

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $265,213,215.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$50,639,876
Aggregate gross unrealized depreciation	(175,207,013)
Net unrealized depreciation	$(124,567,137)
Federal income tax cost	$796,650,221

Futures Contracts Purchased

UltraPro Dow30SM had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	557	6/19/2020	USD	$70,574,685	$4,690,746

Swap Agreementsa

UltraPro Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Appreciation/ (Depreciation)[d] ($)	Financial Value and Unrealized (the Fund)/the Counterparty ($)	Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of Net Amount[e] ($)
230,446,732	12/7/2020	Bank of America NA	0.15%	Dow Jones Industrial AverageSM	19,201,834	(19,201,834)	—	—
192,759,337	11/6/2020	BNP Paribas SA	0.77%	Dow Jones Industrial AverageSM	(12,068,703)	11,935,475	133,228	—
178,874,776	1/20/2021	Citibank NA	0.39%	Dow Jones Industrial AverageSM	(8,832,793)	8,814,072	18,721	—
111,479,192	11/6/2020	Credit Suisse International	0.47%	Dow Jones Industrial AverageSM	10,085,229	—	(10,085,229)	—
179,712,419	11/8/2021	Goldman Sachs International	0.59%	Dow Jones Industrial AverageSM	(30,550,991)	30,550,991	—	—
60,919,464	1/6/2021	Morgan Stanley & Co. International plc	0.08%	Dow Jones Industrial AverageSM	(4,728,556)	—	4,728,556	—

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO DOW30SM UDOW :: 111

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Appreciation/ (Depreciation)[d] ($)	Financial Value and Unrealized (the Fund)/the Counterparty ($)	Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of Net Amount[e] ($)
492,965,379	1/6/2021	Societe Generale	0.27%	Dow Jones Industrial AverageSM	(27,710,726)	27,637,352	73,374	—
77,520,018	11/8/2021	UBS AG	0.72%	Dow Jones Industrial AverageSM	(10,186,860)	10,175,400	11,460	—
1,524,677,317					(64,791,566)
				Total Unrealized Appreciation	29,287,063
				Total Unrealized Depreciation	(94,078,629)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

112 :: UDOW ULTRAPRO DOW30SM :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 61.1%
Alleghany Corp. (Insurance)	0.3%	117	$60,033
AptarGroup, Inc. (Containers & Packaging)	0.3%	528	58,814
Bio-Rad Laboratories, Inc., Class A* (Life Sciences Tools & Services)	0.4%	178	87,455
Bio-Techne Corp. (Life Sciences Tools & Services)	0.4%	314	83,147
Brown & Brown, Inc. (Insurance)	0.4%	1,930	77,586
Cable One, Inc. (Media)	0.4%	41	77,362
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	0.3%	798	73,073
Carlisle Cos., Inc. (Industrial Conglomerates)	0.3%	467	55,975
Catalent, Inc.* (Pharmaceuticals)	0.5%	1,275	99,106
Ceridian HCM Holding, Inc.* (Software)	0.3%	834	57,437
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	0.3%	401	72,044
Chemed Corp. (Health Care Providers & Services)	0.3%	129	61,728
Ciena Corp.* (Communications Equipment)	0.3%	1,275	70,457
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.4%	1,411	80,060
Commerce Bancshares, Inc. (Banks)	0.2%	854	54,425
CyrusOne, Inc. (Equity Real Estate Investment Trusts (REITs))	0.3%	937	69,657
Encompass Health Corp. (Health Care Providers & Services)	0.3%	814	59,625
Essential Utilities, Inc. (Water Utilities)	0.4%	1,784	78,068
Etsy, Inc.* (Internet & Direct Marketing Retail)	0.4%	977	79,117
Exelixis, Inc.* (Biotechnology)	0.3%	2,509	61,997
FactSet Research Systems, Inc. (Capital Markets)	0.5%	314	96,558
Fair Isaac Corp.* (Software)	0.5%	240	96,636
Generac Holdings, Inc.* (Electrical Equipment)	0.3%	514	57,193
Gentex Corp. (Auto Components)	0.2%	2,086	55,154
Graco, Inc. (Machinery)	0.3%	1,376	66,337
Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	0.3%	553	56,223
Hubbell, Inc. (Electrical Equipment)	0.2%	448	54,844
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Lennox International, Inc. (Building Products)	0.3%	287	$61,372
Masimo Corp.* (Health Care Equipment & Supplies)	0.5%	404	97,037
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	4,271	77,220
Molina Healthcare, Inc.* (Health Care Providers & Services)	0.4%	518	96,255
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	0.3%	335	70,266
Nordson Corp. (Machinery)	0.4%	425	80,049
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	0.3%	1,802	56,114
Pool Corp. (Distributors)	0.4%	329	88,508
PTC, Inc.* (Software)	0.3%	860	65,687
RenaissanceRe Holdings Ltd. (Insurance)	0.3%	365	61,269
Royal Gold, Inc. (Metals & Mining)	0.3%	541	72,061
RPM International, Inc. (Chemicals)	0.4%	1,071	80,089
SEI Investments Co. (Capital Markets)	0.3%	1,041	56,443
Service Corp. International (Diversified Consumer Services)	0.3%	1,509	59,500
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	0.3%	400	56,760
Teledyne Technologies, Inc.* (Aerospace & Defense)	0.5%	301	112,610
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	1,386	92,890
Toro Co. (The) (Machinery)	0.3%	880	62,541
Trex Co., Inc.* (Building Products)	0.3%	481	57,778
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	0.4%	2,054	80,352
Tyler Technologies, Inc.* (Software)	0.6%	322	120,849
UGI Corp. (Gas Utilities)	0.2%	1,726	54,956
XPO Logistics, Inc.* (Air Freight & Logistics)	0.3%	763	60,132
Other Common Stocks (b)	43.8%	277,768	9,180,024
Total Common Stocks (Cost $12,943,719)			12,800,873

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO MIDCAP400 UMDD :: 113

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.3%
Investment Companies — 0.3%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $55,164)	0.3%	55,164	$55,164
		Principal Amount
Short-Term Investments — 20.7%
Repurchase Agreements (d) — 20.7%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $4,345,886 (Cost $4,345,867)		$4,345,867	4,345,867
Total Investments — 82.1% (Cost $17,344,750)			17,201,904
Other Assets Less Liabilities — 17.9%			3,745,613
Net Assets — 100.0%			$20,947,517

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,684,816.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $79,736, collateralized in the form of cash with a value of

$55,164 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $26,683 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - November 15, 2048; a total value of $81,847.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $55,164.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,956,404
Aggregate gross unrealized depreciation	(7,133,451)
Net unrealized depreciation	$(4,177,047)
Federal income tax cost	$18,464,163

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	7	6/19/2020	USD	$1,232,700	$170,698

Swap Agreementsa

UltraPro MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
4,996,639	12/7/2020	Bank of America NA	0.62%	S&P MidCap 400®	(213,251)	—	213,251	—
5,388,479	11/6/2020	BNP Paribas SA	0.62%	S&P MidCap 400®	(716,422)	—	716,422	—
506,254	11/6/2020	Citibank NA	0.49%	S&P MidCap 400®	(2,313,058)	88,014	2,225,044	—
7,650,251	11/8/2021	Credit Suisse International	0.47%	S&P MidCap 400®	(607,239)	—	607,239	—

See accompanying notes to the financial statements.

114 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
11,584,770	12/7/2020	Goldman Sachs International	0.54%	S&P MidCap 400®	311,490	(311,490)	—	—
3,803,076	1/6/2021	Morgan Stanley & Co. International plc	0.05%	S&P MidCap 400®	(161,862)	—	161,862	—
6,030,945	1/6/2021	Societe Generale	0.34%	S&P MidCap 400®	1,353,624	(1,326,424)	—	27,200
8,847,973	11/8/2021	UBS AG	0.57%	S&P MidCap 400®	(738,768)	—	738,768	—
48,808,387					(3,085,486)
				Total Unrealized Appreciation	1,665,114
				Total Unrealized Depreciation	(4,750,600)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

UltraPro MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	1.1%
Air Freight & Logistics	0.3%
Airlines	0.1%
Auto Components	0.8%
Automobiles	0.2%
Banks	3.6%
Beverages	0.2%
Biotechnology	0.7%
Building Products	0.8%
Capital Markets	1.7%
Chemicals	1.6%
Commercial Services & Supplies	1.0%
Communications Equipment	0.8%
Construction & Engineering	0.7%
Construction Materials	0.1%
Consumer Finance	0.4%
Containers & Packaging	0.7%
Distributors	0.4%

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO MIDCAP400 UMDD :: 115

Diversified Consumer Services	0.7%
Diversified Financial Services	0.1%
Electric Utilities	0.8%
Electrical Equipment	1.0%
Electronic Equipment, Instruments & Components	2.4%
Energy Equipment & Services	0.1%
Entertainment	0.2%
Equity Real Estate Investment Trusts (REITs)	5.7%
Food & Staples Retailing	0.5%
Food Products	1.3%
Gas Utilities	1.0%
Health Care Equipment & Supplies	2.0%
Health Care Providers & Services	2.0%
Health Care Technology	0.0%*
Hotels, Restaurants & Leisure	2.2%
Household Durables	0.7%
Household Products	0.1%
Industrial Conglomerates	0.3%
Insurance	2.8%
Interactive Media & Services	0.1%
Internet & Direct Marketing Retail	0.6%
IT Services	1.3%
Leisure Products	0.5%
Life Sciences Tools & Services	1.8%
Machinery	2.6%
Marine	0.1%
Media	0.8%
Metals & Mining	1.2%
Multiline Retail	0.2%
Multi-Utilities	0.4%
Oil, Gas & Consumable Fuels	0.7%
Paper & Forest Products	0.2%
Personal Products	0.1%
Pharmaceuticals	0.7%
Professional Services	0.7%
Real Estate Management & Development	0.2%
Road & Rail	0.6%
Semiconductors & Semiconductor Equipment	2.8%
Software	2.9%
Specialty Retail	1.4%
Technology Hardware, Storage & Peripherals	0.1%
Textiles, Apparel & Luxury Goods	0.6%
Thrifts & Mortgage Finance	0.4%
Trading Companies & Distributors	0.5%
Water Utilities	0.4%
Wireless Telecommunication Services	0.1%
Other[a]	38.9%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

116 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 64.6%
Airlines — 0.0% (b)
United Airlines Holdings, Inc.*	94,591	$2,652,332
Automobiles — 1.0%
Tesla, Inc.*	71,485	59,689,975
Beverages — 1.5%
Monster Beverage Corp.*	208,690	15,006,898
PepsiCo, Inc.	540,560	71,110,668
		86,117,566
Biotechnology — 3.5%
Alexion Pharmaceuticals, Inc.*	86,462	10,366,794
Amgen, Inc.	229,859	52,798,612
Biogen, Inc.*	68,045	20,895,939
BioMarin Pharmaceutical, Inc.*	69,974	7,455,730
Gilead Sciences, Inc.	491,036	38,217,332
Incyte Corp.*	84,576	8,619,140
Regeneron Pharmaceuticals, Inc.*	42,068	25,779,691
Seattle Genetics, Inc.*	66,975	10,529,140
Vertex Pharmaceuticals, Inc.*	101,422	29,205,479
		203,867,857
Commercial Services & Supplies — 0.3%
Cintas Corp.	40,310	9,995,268
Copart, Inc.*	90,772	8,114,109
		18,109,377
Communications Equipment — 1.3%
Cisco Systems, Inc.	1,647,963	78,805,591
Electric Utilities — 0.5%
Exelon Corp.	379,701	14,546,345
Xcel Energy, Inc.	203,878	13,258,187
		27,804,532
Electronic Equipment, Instruments & Components — 0.1%
CDW Corp.	55,333	6,136,983
Entertainment — 2.1%
Activision Blizzard, Inc.	300,247	21,611,779
Electronic Arts, Inc.*	112,552	13,830,390
NetEase, Inc., ADR	28,347	10,854,066
Netflix, Inc.*	170,549	71,584,532
Take-Two Interactive Software, Inc.*	44,141	6,010,680
		123,891,447
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	171,636	52,944,557
Walgreens Boots Alliance, Inc.	344,263	14,782,653
		67,727,210
Investments	Shares	Value
Common Stocks (a) (continued)
Food Products — 0.7%
Kraft Heinz Co. (The)	474,946	$14,471,605
Mondelez International, Inc., Class A	556,830	29,021,979
		43,493,584
Health Care Equipment & Supplies — 1.0%
Align Technology, Inc.*	30,716	7,544,464
DexCom, Inc.*	35,604	13,469,349
IDEXX Laboratories, Inc.*	33,186	10,250,492
Intuitive Surgical, Inc.*	45,131	26,177,334
		57,441,639
Health Care Technology — 0.2%
Cerner Corp.	121,275	8,840,947
Hotels, Restaurants & Leisure — 0.8%
Marriott International, Inc., Class A	126,025	11,153,213
Starbucks Corp.	456,275	35,584,887
		46,738,100
Interactive Media & Services — 8.2%
Alphabet, Inc., Class A*	105,049	150,589,842
Alphabet, Inc., Class C*	104,061	148,694,844
Baidu, Inc., ADR*	107,541	11,458,494
Facebook, Inc., Class A*	734,241	165,270,307
		476,013,487
Internet & Direct Marketing Retail — 7.8%
Amazon.com, Inc.*	151,753	370,636,975
Booking Holdings, Inc.*	15,979	26,196,292
eBay, Inc.	273,111	12,437,475
Expedia Group, Inc.	52,275	4,154,817
JD.com, Inc., ADR*	360,562	19,589,333
MercadoLibre, Inc.*	19,343	16,473,853
Trip.com Group Ltd., ADR*	203,374	5,403,647
		454,892,392
IT Services — 2.7%
Automatic Data Processing, Inc.	168,049	24,617,498
Cognizant Technology Solutions Corp., Class A	213,291	11,304,423
Fiserv, Inc.*	263,088	28,089,905
Paychex, Inc.	139,142	10,057,184
PayPal Holdings, Inc.*	455,814	70,655,728
VeriSign, Inc.*	45,280	9,916,773
		154,641,511
Life Sciences Tools & Services — 0.4%
Illumina, Inc.*	57,293	20,800,224

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO QQQ TQQQ :: 117

Investments	Shares	Value
Common Stocks (a) (continued)
Machinery — 0.2%
PACCAR, Inc.	134,515	$9,935,278
Media — 2.3%
Charter Communications, Inc., Class A*	81,602	44,391,488
Comcast Corp., Class A	1,766,153	69,939,659
Fox Corp., Class A	134,085	3,911,260
Fox Corp., Class B	101,798	2,929,746
Liberty Global plc, Class A*	70,497	1,497,356
Liberty Global plc, Class C*	170,292	3,513,124
Sirius XM Holdings, Inc.	1,717,015	9,993,027
		136,175,660
Multiline Retail — 0.2%
Dollar Tree, Inc.*	91,928	8,996,993
Professional Services — 0.3%
CoStar Group, Inc.*	14,318	9,404,063
Verisk Analytics, Inc.	63,474	10,960,690
		20,364,753
Road & Rail — 0.4%
CSX Corp.	300,848	21,534,700
Semiconductors & Semiconductor Equipment — 8.1%
Advanced Micro Devices, Inc.*	457,279	24,601,610
Analog Devices, Inc.	143,339	16,190,140
Applied Materials, Inc.	357,001	20,056,316
ASML Holding NV (Registered), NYRS	28,747	9,472,424
Broadcom, Inc.	155,477	45,285,786
Intel Corp.	1,664,911	104,772,849
KLA Corp.	60,867	10,710,157
Lam Research Corp.	56,477	15,456,061
Maxim Integrated Products, Inc.	104,709	6,039,615
Microchip Technology, Inc.	93,104	8,939,846
Micron Technology, Inc.*	431,781	20,686,628
NVIDIA Corp.	237,870	84,448,607
NXP Semiconductors NV	108,409	10,418,105
QUALCOMM, Inc.	444,271	35,932,639
Skyworks Solutions, Inc.	66,285	7,857,424
Texas Instruments, Inc.	363,314	43,139,904
Xilinx, Inc.	96,746	8,895,795
		472,903,906
Software — 10.7%
Adobe, Inc.*	188,233	72,770,878
ANSYS, Inc.*	33,422	9,458,426
Autodesk, Inc.*	85,474	17,982,020
Investments	Shares	Value
Common Stocks (a) (continued)
Cadence Design Systems, Inc.*	108,850	$9,936,916
Check Point Software Technologies Ltd.*	56,603	6,207,651
Citrix Systems, Inc.	47,563	7,045,032
Intuit, Inc.	101,606	29,498,254
Microsoft Corp.	2,321,954	425,498,070
Splunk, Inc.*	60,626	11,266,736
Synopsys, Inc.*	58,364	10,558,631
Workday, Inc., Class A*	64,913	11,906,992
Zoom Video Communications, Inc., Class A*	64,957	11,658,482
		623,788,088
Specialty Retail — 0.5%
O'Reilly Automotive, Inc.*	29,140	12,158,374
Ross Stores, Inc.	139,722	13,547,445
Ulta Beauty, Inc.*	22,226	5,423,366
		31,129,185
Technology Hardware, Storage & Peripherals — 7.4%
Apple, Inc.	1,335,348	424,560,543
NetApp, Inc.	85,958	3,828,569
Western Digital Corp.	115,724	5,134,674
		433,523,786
Textiles, Apparel & Luxury Goods — 0.2%
Lululemon Athletica, Inc.*	48,087	14,430,668
Trading Companies & Distributors — 0.2%
Fastenal Co.	223,820	9,234,813
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc.*	478,331	47,852,233
Total Common Stocks (Cost $3,578,071,694)		3,767,534,817
	Principal Amount
Short-Term Investments — 14.5%
Repurchase Agreements (c) — 5.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $346,505,081 (Cost $346,503,636)	$346,503,636	346,503,636

See accompanying notes to the financial statements.

118 :: TQQQ ULTRAPRO QQQ :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Principal Amount	Value
U.S. Treasury Obligations — 8.6%
U.S. Treasury Bills 0.03%, 6/25/2020 (d)	$200,000,000	$199,985,000
0.06%, 9/24/2020 (d)	300,000,000	299,844,270
Total U.S. Treasury Obligations (Cost $499,939,167)		499,829,270
Total Short-Term Investments (Cost $846,442,803)		846,332,906
Total Investments — 79.1% (Cost $4,424,514,497)		4,613,867,723
Other Assets Less Liabilities — 20.9%		1,218,004,941
Net Assets — 100.0%		$5,831,872,664

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $761,580,340.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(d)  The rate shown was the current yield as of May 31, 2020.

Abbreviations

ADR  American Depositary Receipt

NYRS  New York Registry Shares

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,185,860,043
Aggregate gross unrealized depreciation	(252,136,468)
Net unrealized appreciation	$933,723,575
Federal income tax cost	$4,771,401,346

Futures Contracts Purchased

UltraPro QQQ had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	2,872	6/19/2020	USD	$548,149,920	$71,345,259

Swap Agreementsa

UltraPro QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,454,182,273	12/7/2020	Bank of America NA	0.02%	NASDAQ-100 Index®	148,463,378	(130,794,120)	—	17,669,258
3,036,648,701	11/6/2020	BNP Paribas SA	0.72%	NASDAQ-100 Index®	272,132,171	(233,069,164)	(157,080)	38,905,927
2,043,017,954	11/6/2020	Citibank NA	0.39%	NASDAQ-100 Index®	276,699,857	—	(247,020,000)	29,679,857
2,050,337,482	11/8/2021	Credit Suisse International	0.42%	NASDAQ-100 Index®	17,264,954	—	—	17,264,954
1,991,055,036	3/8/2021	Goldman Sachs International	0.64%	NASDAQ-100 Index®	430,810,427	(420,116,547)	—	10,693,880
12,479,509	11/8/2021	Morgan Stanley & Co. International plc	0.29%	NASDAQ-100 Index®	1,591,091	(1,400,000)	—	191,091
2,488,524,963	1/6/2021	Societe Generale	0.47%	NASDAQ-100 Index®	51,314,839	(15,220,382)	—	36,094,457

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO QQQ TQQQ :: 119

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
105,024,720	11/8/2021	UBS AG	1.02%	NASDAQ-100 Index®	(178,364,778)	178,326,124	38,654	—
13,181,270,638					1,019,911,939
				Total Unrealized Appreciation	1,198,276,717
				Total Unrealized Depreciation	(178,364,778)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

120 :: TQQQ ULTRAPRO QQQ :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 70.4%
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	0.2%	8,380	$416,318
Acceleron Pharma, Inc.* (Biotechnology)	0.2%	3,363	332,365
Amedisys, Inc.* (Health Care Providers & Services)	0.3%	2,336	448,629
Axon Enterprise, Inc.* (Aerospace & Defense)	0.2%	4,340	329,666
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	0.1%	8,288	298,368
Boston Beer Co., Inc. (The), Class A* (Beverages)	0.2%	621	350,697
Cabot Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	0.2%	2,154	312,028
Chegg, Inc.* (Diversified Consumer Services)	0.3%	8,796	537,260
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	0.2%	2,611	346,401
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	4,328	313,694
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	0.2%	2,088	381,123
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	2,854	331,778
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	6,844	398,252
Everbridge, Inc.* (Software)	0.2%	2,465	360,531
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	9,370	354,936
Five9, Inc.* (Software)	0.3%	4,454	464,107
FTI Consulting, Inc.* (Professional Services)	0.2%	2,768	333,433
Generac Holdings, Inc.* (Electrical Equipment)	0.3%	4,544	505,611
Global Blood Therapeutics, Inc.* (Biotechnology)	0.1%	4,301	300,726
Globus Medical, Inc., Class A* (Health Care Equipment & Supplies)	0.1%	5,648	308,663
Haemonetics Corp.* (Health Care Equipment & Supplies)	0.2%	3,752	411,519
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	9,840	302,088
HealthEquity, Inc.* (Health Care Providers & Services)	0.2%	5,137	318,340
Helen of Troy Ltd.* (Household Durables)	0.2%	1,864	339,099
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	0.2%	6,729	$319,829
Immunomedics, Inc.* (Biotechnology)	0.3%	15,162	509,292
Inphi Corp.* (Semiconductors & Semiconductor Equipment)	0.2%	3,339	419,612
LHC Group, Inc.* (Health Care Providers & Services)	0.2%	2,256	366,623
Lumentum Holdings, Inc.* (Communications Equipment)	0.2%	5,572	408,539
MAXIMUS, Inc. (IT Services)	0.2%	4,727	340,439
Mercury Systems, Inc.* (Aerospace & Defense)	0.2%	4,035	360,527
MSA Safety, Inc. (Commercial Services & Supplies)	0.1%	2,623	311,980
MyoKardia, Inc.* (Pharmaceuticals)	0.2%	3,685	376,939
Novocure Ltd.* (Health Care Equipment & Supplies)	0.3%	6,483	437,149
ONE Gas, Inc. (Gas Utilities)	0.2%	3,882	325,972
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	0.1%	9,329	306,085
Portland General Electric Co. (Electric Utilities)	0.2%	6,670	314,224
Quidel Corp.* (Health Care Equipment & Supplies)	0.3%	2,663	466,025
Repligen Corp.* (Life Sciences Tools & Services)	0.3%	3,889	509,342
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	8,440	335,912
Science Applications International Corp. (IT Services)	0.2%	4,312	379,629
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	3,198	299,525
SiteOne Landscape Supply, Inc.* (Trading Companies & Distributors)	0.2%	3,036	322,757
Southwest Gas Holdings, Inc. (Gas Utilities)	0.1%	4,035	306,458
STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	11,131	299,424
Tandem Diabetes Care, Inc.* (Health Care Equipment & Supplies)	0.2%	4,181	347,650
Tech Data Corp.* (Electronic Equipment, Instruments & Components)	0.2%	2,638	359,401
Teladoc Health, Inc.* (Health Care Technology)	0.5%	5,364	933,658

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO RUSSELL2000 URTY :: 121

	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Tetra Tech, Inc. (Commercial Services & Supplies)	0.2%	4,060	$320,334
Trex Co., Inc.* (Building Products)	0.3%	4,367	524,564
Other Common Stocks (b)	60.1%	6,378,310	111,154,818
Total Common Stocks (Cost $131,124,784)			130,152,339
		No. of Rights
Rights — 0.0%
Omthera Pharmaceuticals, Inc., CVR*(c)(d)	0.0%	363	—
Oncternal Therapeutics, Inc., CVR*(c)(d)	0.0%	23	—
Tobira Therapeutics, Inc., CVR*(c)(d)	0.0%	218	—
Total Rights (Cost $—)			—
		Shares
Securities Lending Reinvestments (e) — 1.3%
Investment Companies — 1.3%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $2,356,302)	1.3%	2,356,302	2,356,302
		Principal Amount
Short-Term Investments — 20.2%
Repurchase Agreements (f) — 20.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $37,433,366 (Cost $37,433,210)		$37,433,210	37,433,210
Total Investments — 91.9% (Cost $170,914,296)			169,941,851
Other Assets Less Liabilities — 8.1%			15,013,757
Net Assets — 100.0%			$184,955,608

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $13,010,328.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $2,931,611, collateralized in the form of cash with a value of $2,402,544 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $632,104 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from August 15, 2020 - November 15, 2048; a total value of $3,034,648.

(c)  Illiquid security.

(d)  Security fair valued as of May 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2020 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(e)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $2,356,302.

(f)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$17,939,514
Aggregate gross unrealized depreciation	(36,309,087)
Net unrealized depreciation	$(18,369,573)
Federal income tax cost	$188,522,276

Futures Contracts Purchased

UltraPro Russell2000 had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	195	6/19/2020	USD	$13,563,225	$2,097,884

See accompanying notes to the financial statements.

122 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Swap Agreementsa

UltraPro Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
7,766,515	12/7/2020	Bank of America NA	(0.28)%	Russell 2000® Index	(1,292,661)	—	1,292,661	—
56,241,150	11/6/2020	BNP Paribas SA	0.12%	Russell 2000® Index	3,853,083	(3,853,083)	—	—
18,899,000	1/20/2021	Citibank NA	0.24%	Russell 2000® Index	1,664,004	—	(1,664,004)	—
81,215,376	11/8/2021	Credit Suisse International	0.37%	Russell 2000® Index	(1,539,259)	—	1,539,259	—
21,477,974	12/7/2020	Goldman Sachs International	0.34%	Russell 2000® Index	97,436	(97,436)	—	—
1,720,245	1/6/2021	Morgan Stanley & Co. International plc	(0.14)%	Russell 2000® Index	(5,209,292)	—	5,209,292	—
163,710,481	1/6/2021	Societe Generale	0.42%	Russell 2000® Index	663,429	(663,429)	—	—
60,146,578	11/6/2020	UBS AG	0.22%	Russell 2000® Index	(123,772)	116,235	7,537	—
411,177,319					(1,887,032)
				Total Unrealized Appreciation	6,277,952
				Total Unrealized Depreciation	(8,164,984)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

UltraPro Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	0.9%
Air Freight & Logistics	0.2%
Airlines	0.2%
Auto Components	0.7%
Automobiles	0.1%
Banks	5.6%
Beverages	0.3%
Biotechnology	7.1%
Building Products	1.2%
Capital Markets	1.1%
See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO RUSSELL2000 URTY :: 123

Chemicals	1.2%
Commercial Services & Supplies	1.7%
Communications Equipment	0.8%
Construction & Engineering	0.7%
Construction Materials	0.1%
Consumer Finance	0.4%
Containers & Packaging	0.1%
Distributors	0.1%
Diversified Consumer Services	0.7%
Diversified Financial Services	0.1%
Diversified Telecommunication Services	0.5%
Electric Utilities	0.7%
Electrical Equipment	0.8%
Electronic Equipment, Instruments & Components	1.9%
Energy Equipment & Services	0.4%
Entertainment	0.2%
Equity Real Estate Investment Trusts (REITs)	4.4%
Food & Staples Retailing	0.5%
Food Products	1.0%
Gas Utilities	0.9%
Health Care Equipment & Supplies	3.3%
Health Care Providers & Services	1.7%
Health Care Technology	1.3%
Hotels, Restaurants & Leisure	1.7%
Household Durables	1.4%
Household Products	0.2%
Independent Power and Renewable Electricity Producers	0.3%
Industrial Conglomerates	0.0%*
Insurance	1.6%
Interactive Media & Services	0.2%
Internet & Direct Marketing Retail	0.4%
IT Services	1.6%
Leisure Products	0.4%
Life Sciences Tools & Services	0.8%
Machinery	2.5%
Marine	0.1%
Media	0.5%
Metals & Mining	0.8%
Mortgage Real Estate Investment Trusts (REITs)	0.5%
Multiline Retail	0.1%
Multi-Utilities	0.4%
Oil, Gas & Consumable Fuels	1.0%
Paper & Forest Products	0.3%
Personal Products	0.3%
Pharmaceuticals	1.5%
Professional Services	1.0%
Real Estate Management & Development	0.4%
Road & Rail	0.4%
Semiconductors & Semiconductor Equipment	2.6%
Software	3.8%
Specialty Retail	1.5%
Technology Hardware, Storage & Peripherals	0.1%
Textiles, Apparel & Luxury Goods	0.5%
Thrifts & Mortgage Finance	1.1%
Tobacco	0.1%

See accompanying notes to the financial statements.

124 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Trading Companies & Distributors	0.9%
Water Utilities	0.4%
Wireless Telecommunication Services	0.1%
Other[a]	29.6%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO RUSSELL2000 URTY :: 125

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 64.3%
Abbott Laboratories (Health Care Equipment & Supplies)	0.4%	61,713	$5,857,798
AbbVie, Inc. (Biotechnology)	0.4%	61,574	5,706,062
Accenture plc, Class A (IT Services)	0.3%	22,180	4,471,932
Adobe, Inc.* (Software)	0.5%	16,909	6,537,019
Alphabet, Inc., Class A* (Interactive Media & Services)	1.1%	10,465	15,001,787
Alphabet, Inc., Class C* (Interactive Media & Services)	1.1%	10,440	14,917,925
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.6%	14,540	35,512,060
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	0.3%	15,471	3,994,148
Amgen, Inc. (Biotechnology)	0.3%	20,753	4,766,964
Apple, Inc. (Technology Hardware, Storage & Peripherals)	3.4%	145,868	46,377,272
AT&T, Inc. (Diversified Telecommunication Services)	0.6%	255,126	7,873,188
Bank of America Corp. (Banks)	0.5%	282,682	6,818,290
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	0.9%	68,295	12,674,186
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.4%	81,869	4,889,217
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.3%	13,857	4,036,128
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.4%	66,039	6,055,776
Cisco Systems, Inc. (Communications Equipment)	0.5%	148,165	7,085,250
Coca-Cola Co. (The) (Beverages)	0.4%	134,676	6,286,676
Comcast Corp., Class A (Media)	0.5%	158,550	6,278,580
Costco Wholesale Corp. (Food & Staples Retailing)	0.3%	15,422	4,757,224
Eli Lilly and Co. (Pharmaceuticals)	0.3%	29,511	4,513,707
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.5%	147,774	6,719,284
Facebook, Inc., Class A* (Interactive Media & Services)	1.4%	84,044	18,917,464
Home Depot, Inc. (The) (Specialty Retail)	0.7%	38,101	9,467,336
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.7%	151,925	9,560,640
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Johnson & Johnson (Pharmaceuticals)	1.0%	91,908	$13,671,315
JPMorgan Chase & Co. (Banks)	0.8%	109,534	10,658,754
Mastercard, Inc., Class A (IT Services)	0.7%	31,002	9,328,192
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.4%	26,298	4,899,843
Medtronic plc (Health Care Equipment & Supplies)	0.3%	46,815	4,615,023
Merck & Co., Inc. (Pharmaceuticals)	0.5%	88,913	7,177,057
Microsoft Corp. (Software)	3.6%	266,400	48,817,800
Netflix, Inc.* (Entertainment)	0.5%	15,304	6,423,548
NextEra Energy, Inc. (Electric Utilities)	0.3%	17,068	4,361,898
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.3%	43,518	4,290,004
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.6%	21,373	7,587,842
Oracle Corp. (Software)	0.3%	75,657	4,068,077
PayPal Holdings, Inc.* (IT Services)	0.5%	41,008	6,356,650
PepsiCo, Inc. (Beverages)	0.5%	48,700	6,406,485
Pfizer, Inc. (Pharmaceuticals)	0.5%	193,277	7,381,249
Philip Morris International, Inc. (Tobacco)	0.3%	54,339	3,986,309
Procter & Gamble Co. (The) (Household Products)	0.7%	87,094	10,095,936
salesforce.com, Inc.* (Software)	0.4%	30,978	5,414,645
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.4%	14,001	4,889,009
Union Pacific Corp. (Road & Rail)	0.3%	24,245	4,118,256
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.7%	33,085	10,085,962
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.6%	144,441	8,288,025
Visa, Inc., Class A (IT Services)	0.8%	59,784	11,672,228
Walmart, Inc. (Food & Staples Retailing)	0.4%	49,545	6,146,553
Walt Disney Co. (The) (Entertainment)	0.5%	62,951	7,384,152
Other Common Stocks (b)	29.6%	6,208,580	405,855,697
Total Common Stocks (Cost $860,332,627)			883,056,422

See accompanying notes to the financial statements.

126 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $190,054)	0.0%	190,054	$190,054

Principal Amount
Short-Term Investments — 30.9%
Repurchase Agreements (e) — 9.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $124,975,261 (Cost $124,974,743)	$124,974,743	124,974,743
U.S. Treasury Obligations — 21.8%

U.S. Treasury Bills

0.02%, 6/25/2020 (f)	200,000,000	199,985,000
0.06%, 9/24/2020 (f)	100,000,000	99,948,090
Total U.S. Treasury Obligations (Cost $299,977,500)		299,933,090
Total Short-Term Investments (Cost $424,952,243)		424,907,833
Total Investments — 95.2% (Cost $1,285,474,924)		1,308,154,309
Other assets less liabilities — 4.8%		65,239,875
Net Assets — 100.0%		$1,373,394,184

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $464,091,538.

(b)  The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $195,281, collateralized in the form of cash with a value of $190,054 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $14,639 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% — 8.75%, and maturity dates ranging from August 15, 2020 — May 15, 2048; a total value of $204,693.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $190,054.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$237,243,997
Aggregate gross unrealized depreciation	(473,484,800)
Net unrealized depreciation	$(236,240,803)
Federal income tax cost	$1,481,208,850

Futures Contracts Purchased

UltraPro S&P500® had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	665	6/19/2020	USD	$101,021,813	$12,197,699

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO S&P500® UPRO :: 127

Swap Agreementsa

UltraPro S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
151,781,439	12/7/2020	Bank of America NA	(0.38)%	S&P 500®	(67,408,418)	—	67,408,418	—
81,328,742	11/8/2021	BNP Paribas SA	0.77%	S&P 500®	(133,778,234)	133,761,845	16,389	—
481,408,918	11/6/2020	Citibank NA	0.39%	S&P 500®	10,355,207	—	(8,020,000)	2,335,207
744,263,776	11/8/2021	Credit Suisse International	0.47%	S&P 500®	5,839,344	—	(3,680,000)	2,159,344
325,582,866	3/8/2021	Goldman Sachs International	0.64%	S&P 500®	85,802,414	(85,802,414)	—	—
23,368,124	11/8/2021	Morgan Stanley & Co. International plc	0.23%	S&P 500®	(500,870)	—	500,870	—
822,712,600	1/6/2021	Societe Generale	0.47%	S&P 500®	(29,375,682)	28,982,476	393,206	—
505,924,746	11/8/2021	UBS AG	0.72%	S&P 500®	53,682,278	(52,515,604)	—	1,166,674
3,136,371,211					(75,383,961)
				Total Unrealized Appreciation	155,679,243
				Total Unrealized Depreciation	(231,063,204)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

128 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

UltraPro S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2020:

Aerospace & Defense	1.1%
Air Freight & Logistics	0.3%
Airlines	0.1%
Auto Components	0.1%
Automobiles	0.1%
Banks	2.5%
Beverages	1.1%
Biotechnology	1.6%
Building Products	0.3%
Capital Markets	1.7%
Chemicals	1.2%
Commercial Services & Supplies	0.3%
Communications Equipment	0.7%
Construction & Engineering	0.0%*
Construction Materials	0.1%
Consumer Finance	0.3%
Containers & Packaging	0.2%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	0.9%
Diversified Telecommunication Services	1.2%
Electric Utilities	1.3%
Electrical Equipment	0.3%
Electronic Equipment, Instruments & Components	0.3%
Energy Equipment & Services	0.1%
Entertainment	1.3%
Equity Real Estate Investment Trusts (REITs)	1.8%
Food & Staples Retailing	1.0%
Food Products	0.7%
Gas Utilities	0.0%*
Health Care Equipment & Supplies	2.5%
Health Care Providers & Services	1.9%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.0%
Household Durables	0.2%
Household Products	1.1%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	0.7%
Insurance	1.3%
Interactive Media & Services	3.6%
Internet & Direct Marketing Retail	2.9%
IT Services	3.7%
Leisure Products	0.0%*
Life Sciences Tools & Services	0.7%
Machinery	1.0%
Media	0.9%
Metals & Mining	0.2%
Multiline Retail	0.4%
Multi-Utilities	0.7%
Oil, Gas & Consumable Fuels	1.7%
Personal Products	0.1%
Pharmaceuticals	3.0%
Professional Services	0.2%
Real Estate Management & Development	0.0%*
Road & Rail	0.7%
Semiconductors & Semiconductor Equipment	3.0%
Software	5.6%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO S&P500® UPRO :: 129

Specialty Retail	1.6%
Technology Hardware, Storage & Peripherals	3.6%
Textiles, Apparel & Luxury Goods	0.4%
Tobacco	0.5%
Trading Companies & Distributors	0.1%
Water Utilities	0.1%
Wireless Telecommunication Services	0.1%
Other[a]	35.7%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

130 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2020 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 102.9%
Repurchase Agreements (a) — 95.8%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $22,524,952 (Cost $22,524,859)	$22,524,859	$22,524,859
U.S. Treasury Obligations (b) — 7.1%
U.S. Treasury Bills
1.80%, 6/18/2020 (c)	827,000	826,955
1.80%, 7/16/2020 (c)	827,000	826,873
Total U.S. Treasury Obligations (Cost $1,651,475)		1,653,828
Total Short-Term Investments (Cost $24,176,334)		24,178,687
Total Investments — 102.9% (Cost $24,176,334)		24,178,687
Liabilities in excess of other assets — (2.9%)		(673,889)
Net Assets — 100.0%		$23,504,798

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,653,792.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$566,862
Aggregate gross unrealized depreciation	(4,801,803)
Net unrealized depreciation	$(4,234,941)
Federal income tax cost	$24,176,334

Futures Contracts Sold

UltraPro Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	1	9/21/2020	USD	$178,375	$(493)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO SHORT 20+ YEAR TREASURY TTT :: 131

Swap Agreementsa

UltraPro Short 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(602,679)	11/6/2021	Bank of America NA	(0.02)%	ICE U.S. Treasury 20+ Year Bond Index	(1,881,870)	—	1,881,870	—
(14,154,959)	12/7/2020	Citibank NA	0.23%	ICE U.S. Treasury 20+ Year Bond Index	23,529	—	(5)	23,524
(30,251,439)	11/6/2020	Goldman Sachs International	0.13%	ICE U.S. Treasury 20+ Year Bond Index	(2,919,440)	1,557,799	1,287,000	(74,641)
(25,310,777)	11/6/2020	Societe Generale	0.10%	ICE U.S. Treasury 20+ Year Bond Index	540,980	—	—	540,980
(70,319,854)					(4,236,801)
				Total Unrealized Appreciation	564,509
				Total Unrealized Depreciation	(4,801,310)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

132 :: TTT ULTRAPRO SHORT 20+ YEAR TREASURY :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 146.1%
Repurchase Agreements (a) — 15.0%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $122,018,349 (Cost $122,017,841)	$122,017,841	$122,017,841
U.S. Treasury Obligations (b) — 131.1%
U.S. Treasury Bills
1.21%, 6/4/2020 (c)	36,000,000	35,999,730
0.25%, 6/11/2020 (c)	14,000,000	13,999,563
0.73%, 6/18/2020 (c)	10,000,000	9,999,433
0.04%, 6/25/2020 (c)	105,000,000	104,992,125
0.39%, 7/2/2020 (c)	5,000,000	4,999,462
1.31%, 7/9/2020 (c)	8,000,000	7,998,860
1.51%, 7/16/2020 (c)	4,000,000	3,999,331
0.15%, 7/23/2020 (c)	75,000,000	74,985,511
0.17%, 7/30/2020 (c)	75,000,000	74,983,714
1.51%, 8/13/2020 (c)	4,000,000	3,998,976
0.15%, 8/20/2020 (c)	100,000,000	99,968,056
0.11%, 8/27/2020 (c)	25,000,000	24,991,995
0.64%, 9/3/2020 (c)	7,000,000	6,997,309
0.17%, 9/8/2020 (c)	100,000,000	99,957,376
0.52%, 9/10/2020 (c)	8,000,000	7,996,605
0.06%, 9/24/2020 (c)	50,000,000	49,974,045
0.14%, 10/1/2020 (c)	155,000,000	154,917,269
0.13%, 10/8/2020 (c)	25,000,000	24,986,226
0.12%, 10/22/2020 (c)	45,000,000	44,972,741
0.16%, 11/27/2020 (c)	50,000,000	49,960,533
0.11%, 12/3/2020 (c)	25,000,000	24,979,637
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
0.12%, 12/31/2020 (c)	$20,000,000	$19,980,623
0.01%, 1/28/2021 (c)	100,000,000	99,884,521
0.13%, 3/25/2021 (c)	25,000,000	24,961,844
Total U.S. Treasury Obligations (Cost $1,070,591,335)		1,070,485,485
Total Short-Term Investments (Cost $1,192,609,176)		1,192,503,326
Total Investments — 146.1% (Cost $1,192,609,176)		1,192,503,326
Liabilities in excess of other assets — (46.1%)		(376,528,005)
Net Assets — 100.0%		$815,975,321

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $442,806,952.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$615,777
Aggregate gross unrealized depreciation	(600,760,586)
Net unrealized depreciation	$(600,144,809)
Federal income tax cost	$1,192,609,176

Futures Contracts Sold

UltraPro Short Dow30SM had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
DJIA CBOT E-Mini Index	432	6/19/2020	USD	$54,736,560	$(1,979,602)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO SHORT DOW30SM SDOW :: 133

Swap Agreementsa

UltraPro Short Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(626,969,467)	11/6/2020	Bank of America NA	0.08%	Dow Jones Industrial AverageSM	(91,397,192)	—	91,397,192	—
(68,635,929)	11/6/2020	BNP Paribas SA	(0.47)%	Dow Jones Industrial AverageSM	552,929	(544,753)	—	8,176
(452,479,319)	1/20/2021	Citibank NA	(0.19)%	Dow Jones Industrial AverageSM	(39,130,532)	38,030,532	1,100,000	—
(172,046,720)	11/8/2021	Credit Suisse International	(0.22)%	Dow Jones Industrial AverageSM	(12,151,556)	—	12,151,556	—
(9,264,835)	12/7/2020	Goldman Sachs International	(0.29)%	Dow Jones Industrial AverageSM	(1,691,183)	1,691,183	—	—
(504,768,525)	3/8/2021	Morgan Stanley & Co. International plc	0.37%	Dow Jones Industrial AverageSM	(73,304,911)	—	73,275,000	(29,911)
(462,505,647)	1/6/2021	Societe Generale	0.03%	Dow Jones Industrial AverageSM	(369,653,525)	369,653,525	—	—
(96,626,621)	11/6/2020	UBS AG	(0.42)%	Dow Jones Industrial AverageSM	(11,283,387)	11,283,387	—	—
(2,393,297,063)					(598,059,357)
				Total Unrealized Appreciation	552,929
				Total Unrealized Depreciation	(598,612,286)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

134 :: SDOW ULTRAPRO SHORT DOW30SM :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 93.4%
Repurchase Agreements (a) — 93.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $13,715,133 (Cost $13,715,077)	$13,715,077	$13,715,077
Total Investments — 93.4% (Cost $13,715,077)		13,715,077
Other assets less liabilities — 6.6%		971,054
Net Assets — 100.0%		$14,686,131

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(7,600,604)
Net unrealized depreciation	$(7,600,604)
Federal income tax cost	$13,715,077

Futures Contracts Sold

UltraPro Short MidCap400 had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	5	6/19/2020	USD	$880,500	$(58,362)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO SHORT MIDCAP400 SMDD :: 135

Swap Agreementsa

UltraPro Short MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(10,601,202)	3/8/2021	Bank of America NA	(0.32)%	S&P MidCap 400®	(1,787,594)	—	1,787,594	—
(6,293,627)	11/6/2020	BNP Paribas SA	(0.32)%	S&P MidCap 400®	(465,586)	—	465,586	—
(7,362,727)	11/6/2020	Citibank NA	(0.29)%	S&P MidCap 400®	(2,501,536)	—	2,501,536	—
(1,150,095)	11/8/2021	Credit Suisse International	(0.17)%	S&P MidCap 400®	(92,127)	—	—	(92,127)
(8,080,403)	11/6/2020	Morgan Stanley & Co. International plc	0.45%	S&P MidCap 400®	(1,199,289)	—	1,199,289	—
(9,692,905)	3/8/2021	Societe Generale	0.20%	S&P MidCap 400®	(1,496,110)	—	1,496,110	—
(43,180,959)					(7,542,242)
				Total Unrealized Depreciation	(7,542,242)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

136 :: SMDD ULTRAPRO SHORT MIDCAP400 :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 168.9%
Repurchase Agreements (a) — 20.6%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $228,924,546 (Cost $228,923,593)	$228,923,593	$228,923,593
U.S. Treasury Obligations (b) — 148.3%
U.S. Treasury Bills
0.29%, 6/11/2020 (c)	54,000,000	53,998,312
0.64%, 6/18/2020 (c)	54,000,000	53,996,940
0.10%, 6/25/2020 (c)	127,000,000	126,990,475
0.12%, 7/2/2020 (c)	126,000,000	125,986,437
1.31%, 7/9/2020 (c)	47,000,000	46,993,302
0.11%, 7/14/2020 (c)	25,000,000	24,996,267
0.68%, 7/16/2020 (c)	43,000,000	42,992,811
0.15%, 7/23/2020 (c)	75,000,000	74,985,511
0.17%, 7/30/2020 (c)	75,000,000	74,983,714
0.10%, 8/6/2020 (c)	25,000,000	24,993,927
1.51%, 8/13/2020 (c)	19,000,000	18,995,136
0.11%, 8/27/2020 (c)	50,000,000	49,983,990
0.64%, 9/3/2020 (c)	48,000,000	47,981,551
0.17%, 9/8/2020 (c)	100,000,000	99,957,375
0.52%, 9/10/2020 (c)	49,000,000	48,979,207
0.06%, 9/24/2020 (c)	250,000,000	249,870,225
0.14%, 10/1/2020 (c)	155,000,000	154,917,269
0.13%, 10/8/2020 (c)	50,000,000	49,972,453
0.14%, 10/13/2020 (c)	25,000,000	24,986,042
0.12%, 10/15/2020 (c)	50,000,000	49,971,194
0.13%, 10/22/2020 (c)	30,000,000	29,981,827
0.12%, 10/29/2020 (c)	50,000,000	49,968,750
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
0.13%, 11/5/2020 (c)	$50,000,000	$49,966,474
0.15%, 11/12/2020 (c)	25,000,000	24,982,347
0.12%, 12/31/2020 (c)	25,000,000	24,975,779
0.13%, 3/25/2021 (c)	25,000,000	24,961,844
Total U.S. Treasury Obligations (Cost $1,651,231,833)		1,651,369,159
Total Short-Term Investments (Cost $1,880,155,426)		1,880,292,752
Total Investments — 168.9% (Cost $1,880,155,426)		1,880,292,752
Liabilities in excess of other assets — (68.9%)		(766,783,788)
Net Assets — 100.0%		$1,113,508,964

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $959,725,837.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$276,222
Aggregate gross unrealized depreciation	(1,156,421,453)
Net unrealized depreciation	$(1,156,145,231)
Federal income tax cost	$1,880,155,426

Futures Contracts Sold

UltraPro Short QQQ had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
NASDAQ 100 E-Mini Index	285	6/19/2020	USD	$54,395,100	$(1,162,399)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO SHORT QQQ SQQQ :: 137

Swap Agreementsa

UltraPro Short QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(836,135,157)	11/6/2020	Bank of America NA	0.48%	NASDAQ-100 Index®	(256,974,846)	—	256,974,846	—
(435,301,714)	11/6/2020	BNP Paribas SA	(0.42)%	NASDAQ-100 Index®	(196,787,708)	196,787,708	—	—
(615,614,376)	1/20/2021	Citibank NA	(0.19)%	NASDAQ-100 Index®	(180,600,867)	180,600,867	—	—
(282,814,725)	11/8/2021	Credit Suisse International	(0.12)%	NASDAQ-100 Index®	(150,369,428)	126,619,428	23,750,000	—
(640,066,952)	12/7/2020	Goldman Sachs International	(0.39)%	NASDAQ-100 Index®	(138,547,286)	138,007,286	540,000	—
(20,257,702)	1/6/2021	Morgan Stanley & Co. International plc	0.21%	NASDAQ-100 Index®	(2,867,022)	—	2,867,022	—
(201,764,805)	1/6/2021	Societe Generale	(0.17)%	NASDAQ-100 Index®	(29,700,716)	28,741,546	—	(959,170)
(254,326,892)	11/6/2020	UBS AG	(0.37)%	NASDAQ-100 Index®	(199,272,285)	199,272,285	—	—
(3,286,282,323)					(1,155,120,158)
				Total Unrealized Depreciation	(1,155,120,158)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

138 :: SQQQ ULTRAPRO SHORT QQQ :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 107.3%
Repurchase Agreements (a) — 47.0%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $80,068,815 (Cost $80,068,481)	$80,068,481	$80,068,481
U.S. Treasury Obligations (b) — 60.3%
U.S. Treasury Bills
1.80%, 6/18/2020 (c)	1,356,000	1,355,923
1.80%, 7/16/2020 (c)	1,356,000	1,355,774
0.13%, 10/22/2020 (c)	25,000,000	24,984,856
0.16%, 11/27/2020 (c)	50,000,000	49,960,533
0.11%, 12/3/2020 (c)	25,000,000	24,979,637
Total U.S. Treasury Obligations (Cost $102,642,398)		102,636,723
Total Short-Term Investments (Cost $182,710,879)		182,705,204
Total Investments — 107.3% (Cost $182,710,879)		182,705,204
Liabilities in excess of other assets — (7.3%)		(12,390,388)
Net Assets — 100.0%		$170,314,816

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $37,490,451.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,671,722
Aggregate gross unrealized depreciation	(165,361,908)
Net unrealized depreciation	$(150,690,186)
Federal income tax cost	$182,710,879

Futures Contracts Sold

UltraPro Short Russell2000 had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
Russell 2000 E-Mini Index	192	6/19/2020	USD	$13,354,560	$(313,288)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO SHORT RUSSELL2000 SRTY :: 139

Swap Agreementsa

UltraPro Short Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(87,544,186)	12/7/2020	Bank of America NA	0.78%	Russell 2000® Index	(24,142,139)	—	24,142,139	—
(56,153,325)	11/6/2020	BNP Paribas SA	0.18%	Russell 2000® Index	(9,467,671)	9,049,670	418,001	—
(991,162)	11/6/2020	Citibank NA	0.26%	Russell 2000® Index	13,773,075	—	(13,773,075)	—
(2,987,428)	11/8/2021	Credit Suisse International	0.08%	Russell 2000® Index	778,912	—	(778,912)	—
(993,951)	12/7/2020	Goldman Sachs International	0.16%	Russell 2000® Index	115,899	(115,899)	—	—
(131,427,303)	1/6/2021	Morgan Stanley & Co. International plc	0.64%	Russell 2000® Index	(13,911,413)	—	13,911,413	—
(140,142,841)	3/8/2021	Societe Generale	0.28%	Russell 2000® Index	(105,851,257)	22,288,257	83,563,000	—
(77,254,984)	11/6/2020	UBS AG	0.28%	Russell 2000® Index	(11,666,629)	—	11,666,629	—
(497,495,180)					(150,371,223)
				Total Unrealized Appreciation	14,667,886
				Total Unrealized Depreciation	(165,039,109)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

140 :: SRTY ULTRAPRO SHORT RUSSELL2000 :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 157.5%
Repurchase Agreements (a) — 18.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $249,528,875 (Cost $249,527,836)	$249,527,836	$249,527,836
U.S. Treasury Obligations (b) — 138.6%
U.S. Treasury Bills
1.19%, 6/4/2020 (c)	96,000,000	95,999,280
0.27%, 6/11/2020 (c)	30,000,000	29,999,062
0.66%, 6/18/2020 (c)	26,000,000	25,998,527
0.06%, 6/25/2020 (c)	112,000,000	111,991,600
0.09%, 7/2/2020 (c)	113,000,000	112,987,837
1.31%, 7/9/2020 (c)	19,000,000	18,997,292
0.46%, 7/16/2020 (c)	34,000,000	33,994,316
0.15%, 7/23/2020 (c)	75,000,000	74,985,511
0.17%, 7/30/2020 (c)	75,000,000	74,983,714
0.10%, 8/6/2020 (c)	25,000,000	24,993,927
0.19%, 8/13/2020 (c)	210,000,000	209,946,238
0.15%, 8/20/2020 (c)	75,000,000	74,976,042
0.11%, 8/27/2020 (c)	50,000,000	49,983,989
0.64%, 9/3/2020 (c)	20,000,000	19,992,313
0.17%, 9/8/2020 (c)	100,000,000	99,957,375
0.52%, 9/10/2020 (c)	21,000,000	20,991,089
0.10%, 9/17/2020 (c)	25,000,000	24,988,375
0.06%, 9/24/2020 (c)	100,000,000	99,948,090
0.14%, 10/1/2020 (c)	175,000,000	174,906,594
0.13%, 10/8/2020 (c)	25,000,000	24,986,226
0.12%, 10/15/2020 (c)	50,000,000	49,971,194
0.12%, 10/22/2020 (c)	55,000,000	54,966,684
0.12%, 10/29/2020 (c)	25,000,000	24,984,375
0.13%, 11/5/2020 (c)	50,000,000	49,966,474
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
0.15%, 11/12/2020 (c)	$25,000,000	$24,982,347
0.16%, 11/27/2020 (c)	50,000,000	49,960,533
0.11%, 12/3/2020 (c)	25,000,000	24,979,637
0.12%, 12/31/2020 (c)	25,000,000	24,975,779
0.01%, 1/28/2021 (c)	100,000,000	99,884,521
0.13%, 3/25/2021 (c)	25,000,000	24,961,844
Total U.S. Treasury Obligations (Cost $1,835,315,444)		1,835,240,785
Total Short-Term Investments (Cost $2,084,843,280)		2,084,768,621
Total Investments — 157.5% (Cost $2,084,843,280)		2,084,768,621
Liabilities in excess of other assets — (57.5%)		(761,099,729)
Net Assets — 100.0%		$1,323,668,892

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,004,234,906.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$571,207
Aggregate gross unrealized depreciation	(1,074,866,948)
Net unrealized depreciation	$(1,074,295,741)
Federal income tax cost	$2,084,843,280

Futures Contracts Sold

UltraPro Short S&P500® had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P 500 E-Mini Index	487	6/19/2020	USD	$73,981,388	$(3,853,180)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRAPRO SHORT S&P500® SPXU :: 141

Swap Agreementsa

UltraPro Short S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(815,789,319)	12/7/2020	Bank of America NA	0.78%	S&P 500®	(80,627,287)	—	80,627,287	—
(603,348,258)	1/6/2021	BNP Paribas SA	(0.47)%	S&P 500®	(241,307,689)	241,307,689	—	—
(422,367,569)	1/6/2021	Citibank NA	(0.19)%	S&P 500®	(131,097,302)	131,097,302	—	—
(494,803,882)	11/8/2021	Credit Suisse International	(0.22)%	S&P 500®	(119,987,317)	—	119,987,317	—
(555,897,095)	1/6/2021	Goldman Sachs International	(0.44)%	S&P 500®	(216,734,783)	216,734,783	—	—
(19,946,319)	11/8/2021	Morgan Stanley & Co. International plc	0.27%	S&P 500®	432,629	(432,629)	—	—
(358,510,123)	1/6/2021	Societe Generale	(0.17)%	S&P 500®	(126,165,289)	126,165,289	—	—
(626,633,123)	11/6/2020	UBS AG	(0.37)%	S&P 500®	(154,880,864)	154,880,864	—	—
(3,897,295,688)					(1,070,367,902)
				Total Unrealized Appreciation	432,629
				Total Unrealized Depreciation	(1,070,800,531)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

142 :: SPXU ULTRAPRO SHORT S&P500® :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 109.4%
Repurchase Agreements (a) — 99.3%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $29,676,332 (Cost $29,676,208)	$29,676,208	$29,676,208
U.S. Treasury Obligations (b) — 10.1%
U.S. Treasury Bills
1.52%, 6/18/2020 (c)	1,000,000	999,946
1.51%, 7/16/2020 (c)	1,000,000	999,847
1.51%, 8/13/2020 (c)	1,000,000	999,749
Total U.S. Treasury Obligations (Cost $2,994,401)		2,999,542
Total Short-Term Investments (Cost $32,670,609)		32,675,750
Total Investments — 109.4% (Cost $32,670,609)		32,675,750
Liabilities in excess of other assets — (9.4%)		(2,804,484)
Net Assets — 100.0%		$29,871,266

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,999,460.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,141
Aggregate gross unrealized depreciation	(7,042,598)
Net unrealized depreciation	$(7,037,457)
Federal income tax cost	$32,670,609

Futures Contracts Sold

UltraShort 7-10 Year Treasury had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	3	9/21/2020	USD	$417,188	$(661)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT 7-10 YEAR TREASURY PST :: 143

Swap Agreementsa

UltraShort 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(24,742,694)	11/8/2021	Citibank NA	0.25%	ICE U.S. Treasury 7-10 Year Bond Index	(2,481,167)	1,080,167	1,401,000	—
(34,668,501)	11/8/2021	Societe Generale	0.10%	ICE U.S. Treasury 7-10 Year Bond Index	(4,560,770)	1,698,770	2,862,000	—
(59,411,195)					(7,041,937)
				Total Unrealized Depreciation	(7,041,937)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

144 :: PST ULTRASHORT 7-10 YEAR TREASURY :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 138.8%
Repurchase Agreements (a) — 41.7%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $181,280,410 (Cost $181,279,653)	$181,279,653	$181,279,653
U.S. Treasury Obligations (b) — 97.1%
U.S. Treasury Bills
1.12%, 6/4/2020 (c)	103,000,000	102,999,271
0.28%, 6/11/2020 (c)	28,000,000	27,999,222
0.78%, 6/18/2020 (c)	25,000,000	24,998,642
0.39%, 6/25/2020 (c)	12,000,000	11,999,140
0.39%, 7/2/2020 (c)	13,000,000	12,998,545
1.31%, 7/9/2020 (c)	20,000,000	19,997,414
1.51%, 7/16/2020 (c)	11,000,000	10,998,316
1.51%, 8/13/2020 (c)	12,000,000	11,996,989
0.64%, 9/3/2020 (c)	21,000,000	20,992,126
0.52%, 9/10/2020 (c)	22,000,000	21,990,587
0.12%, 10/1/2020 (c)	30,000,000	29,984,242
0.13%, 10/8/2020 (c)	25,000,000	24,986,338
0.13%, 10/22/2020 (c)	30,000,000	29,981,231
0.13%, 11/5/2020 (c)	25,000,000	24,982,828
0.11%, 12/3/2020 (c)	25,000,000	24,978,975
0.12%, 12/31/2020 (c)	20,000,000	19,980,623
Total U.S. Treasury Obligations (Cost $421,738,072)		421,864,489
Total Short-Term Investments (Cost $603,017,725)		603,144,142
Total Investments — 138.8% (Cost $603,017,725)		603,144,142
Liabilities in excess of other assets — (38.8%)		(168,446,071)
Net Assets — 100.0%		$434,698,071

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $167,201,455.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$195,051
Aggregate gross unrealized depreciation	(231,860,836)
Net unrealized depreciation	$(231,665,785)
Federal income tax cost	$603,017,725

Futures Contracts Sold

UltraShort 20+ Year Treasury had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	1	9/21/2020	USD	$178,375	$(493)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT 20+ YEAR TREASURY TBT :: 145

Swap Agreementsa

UltraShort 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(14,151,622)	11/6/2021	Bank of America NA	(0.02)%	ICE U.S. Treasury 20+ Year Bond Index	(69,072,586)	—	69,072,586	—
(286,907,831)	12/7/2020	Citibank NA	0.23%	ICE U.S. Treasury 20+ Year Bond Index	45,106	—	(45,106)	—
(277,958,620)	12/7/2020	Goldman Sachs International	0.13%	ICE U.S. Treasury 20+ Year Bond Index	(161,741,913)	160,304,002	—	(1,437,911)
(293,763,397)	11/6/2020	Societe Generale	0.10%	ICE U.S. Treasury 20+ Year Bond Index	(1,022,316)	1,022,316	—	—
(872,781,470)					(231,791,709)
				Total Unrealized Appreciation	45,106
				Total Unrealized Depreciation	(231,836,815)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

146 :: TBT ULTRASHORT 20+ YEAR TREASURY :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 54.1%
Repurchase Agreements (a) — 54.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $2,390,890 (Cost $2,390,880)	$2,390,880	$2,390,880
Total Investments — 54.1% (Cost $2,390,880)		2,390,880
Other assets less liabilities — 45.9%		2,029,618
Net Assets — 100.0%		$4,420,498

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$644,464
Aggregate gross unrealized depreciation	(2,425,207)
Net unrealized depreciation	$(1,780,743)
Federal income tax cost	$2,390,880

Swap Agreementsa

UltraShort Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,829,618)	1/6/2021	Bank of America NA	0.28%	Dow Jones U.S. Basic MaterialsSM Index	(2,425,207)	—	2,425,207	—
(1,493,942)	11/6/2020	Credit Suisse International	(0.22)%	Dow Jones U.S. Basic MaterialsSM Index	172,655	—	(172,655)	—
(2,316,157)	1/6/2021	Morgan Stanley & Co. International plc	0.27%	Dow Jones U.S. Basic MaterialsSM Index	211,231	(211,231)	—	—
(1,215,929)	1/6/2021	Societe Generale	(0.07)%	Dow Jones U.S. Basic MaterialsSM Index	69,542	(61,377)	—	8,165
(964,771)	11/8/2021	UBS AG	0.03%	Dow Jones U.S. Basic MaterialsSM Index	191,036	(191,036)	—	—
(8,820,417)					(1,780,743)
				Total Unrealized Appreciation	644,464
				Total Unrealized Depreciation	(2,425,207)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT BASIC MATERIALS SMN :: 147

Investments	Principal Amount	Value
Short-Term Investments — 146.4%
Repurchase Agreements (a) — 146.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $735,624 (Cost $735,621)	$735,621	$735,621
Total Investments — 146.4% (Cost $735,621)		735,621
Liabilities in excess of other assets — (46.4%)		(233,154)
Net Assets — 100.0%		$502,467

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(369,877)
Net unrealized depreciation	$(369,877)
Federal income tax cost	$735,621

Swap Agreementsa

UltraShort Communication Services Select Sector had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(192,423)	11/8/2021	BNP Paribas SA	(0.32)%	Communication Services Select Sector Index[f]	(31,855)	—	—	(31,855)
(259,673)	12/7/2020	Goldman Sachs International	(0.24)%	Communication Services Select Sector Index[f]	(181,629)	—	—	(181,629)
(208,247)	11/8/2021	Societe Generale	(0.27)%	Communication Services Select Sector Index[f]	(13,297)	—	—	(13,297)
(344,723)	12/7/2020	UBS AG	0.03%	Communication Services Select Sector Index[f]	(143,096)	—	143,096	—
(1,005,066)					(369,877)
				Total Unrealized Depreciation	(369,877)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Communication Services Select Sector for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

148 :: YCOM ULTRASHORT COMMUNICATION SERVICES SELECT SECTOR :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 114.4%
Repurchase Agreements (a) — 114.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $1,794,575 (Cost $1,794,569)	$1,794,569	$1,794,569
Total Investments — 114.4% (Cost $1,794,569)		1,794,569
Liabilities in excess of other assets — (14.4%)		(226,224)
Net Assets — 100.0%		$1,568,345

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,545
Aggregate gross unrealized depreciation	(728,681)
Net unrealized depreciation	$(725,136)
Federal income tax cost	$1,794,569

Swap Agreementsa

UltraShort Consumer Goods had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(413,743)	12/7/2020	Bank of America NA	(0.07)%	Dow Jones U.S. Consumer GoodsSM Index	(9,630)
(287,121)	12/7/2020	Bank of America NA	0.28%	iShares® U.S. Consumer Goods ETF	3,415
(700,864)					(6,215)	—	6,215	—
(9,415)	11/8/2021	Credit Suisse International	(0.22)%	Dow Jones U.S. Consumer GoodsSM Index	130	—	—	130
(637,095)	1/6/2021	Morgan Stanley & Co. International plc	(0.22)%	Dow Jones U.S. Consumer GoodsSM Index	(244,984)
(251,778)	1/6/2021	Morgan Stanley & Co. International plc	0.28%	iShares® U.S. Consumer Goods ETF	(42,797)
(888,873)					(287,781)	—	167,000	(120,781)
(1,056,385)	1/6/2021	Societe Generale	(0.07)%	Dow Jones U.S. Consumer GoodsSM Index	(155,652)	—	22,361	(133,291)
(496,495)	1/8/2021	UBS AG	0.03%	Dow Jones U.S. Consumer GoodsSM Index	(275,618)	—	275,618	—
(3,152,032)					(725,136)
				Total Unrealized Appreciation	3,545
				Total Unrealized Depreciation	(728,681)
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT CONSUMER GOODS SZK :: 149

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

150 :: SZK ULTRASHORT CONSUMER GOODS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 116.2%
Repurchase Agreements (a) — 116.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $2,049,141 (Cost $2,049,132)	$2,049,132	$2,049,132
Total Investments — 116.2% (Cost $2,049,132)		2,049,132
Liabilities in excess of other assets — (16.2%)		(284,995)
Net Assets — 100.0%		$1,764,137

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$134,884
Aggregate gross unrealized depreciation	(1,074,795)
Net unrealized depreciation	$(939,911)
Federal income tax cost	$2,049,132

Swap Agreementsa

UltraShort Consumer Services had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(725,242)	12/7/2020	Bank of America NA	(0.12)%	Dow Jones U.S. Consumer ServicesSM Index	(43,559)	—	43,559	—
(679,137)	12/7/2020	BNP Paribas SA	(0.22)%	Dow Jones U.S. Consumer ServicesSM Index	(216,123)	—	—	(216,123)
(118,111)	11/8/2021	Credit Suisse International	(0.22)%	Dow Jones U.S. Consumer ServicesSM Index	(8,579)	—	—	(8,579)
(99,940)	11/8/2021	Goldman Sachs International	0.01%	Dow Jones U.S. Consumer ServicesSM Index	(785)	—	—	(785)
(634,845)	1/6/2021	Morgan Stanley & Co. International plc	(0.37)%	Dow Jones U.S. Consumer ServicesSM Index	(58,474)	—	—	(58,474)
(1,011,891)	12/7/2020	Societe Generale	(0.07)%	Dow Jones U.S. Consumer ServicesSM Index	(747,275)	—	566,000	(181,275)
(271,428)	11/8/2021	UBS AG	0.03%	Dow Jones U.S. Consumer ServicesSM Index	134,884	(134,884)	—	—
(3,540,594)					(939,911)
				Total Unrealized Appreciation	134,884
				Total Unrealized Depreciation	(1,074,795)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT CONSUMER SERVICES SCC :: 151

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

152 :: SCC ULTRASHORT CONSUMER SERVICES :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 121.4%
Repurchase Agreements (a) — 56.7%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $119,333,445 (Cost $119,332,948)	$119,332,948	$119,332,948
U.S. Treasury Obligations (b) — 64.7%
U.S. Treasury Bills
1.17%, 6/4/2020 (c)	22,000,000	21,999,835
0.26%, 6/11/2020 (c)	8,000,000	7,999,750
0.64%, 6/18/2020 (c)	6,000,000	5,999,660
0.39%, 6/25/2020 (c)	3,000,000	2,999,775
0.39%, 7/2/2020 (c)	3,000,000	2,999,677
1.31%, 7/9/2020 (c)	5,000,000	4,999,288
1.51%, 7/16/2020 (c)	2,000,000	1,999,666
1.51%, 8/13/2020 (c)	2,000,000	1,999,488
0.64%, 9/3/2020 (c)	5,000,000	4,998,078
0.52%, 9/10/2020 (c)	5,000,000	4,997,878
0.12%, 10/22/2020 (c)	25,000,000	24,984,856
0.15%, 11/12/2020 (c)	25,000,000	24,982,347
0.11%, 12/3/2020 (c)	25,000,000	24,979,637
Total U.S. Treasury Obligations (Cost $135,918,383)		135,939,935
Total Short-Term Investments (Cost $255,251,331)		255,272,883
Total Investments — 121.4% (Cost $255,251,331)		255,272,883
Liabilities in excess of other assets — (21.4%)		(44,923,017)
Net Assets — 100.0%		$210,349,866

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $88,161,142.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,013,069
Aggregate gross unrealized depreciation	(115,376,336)
Net unrealized depreciation	$(95,363,267)
Federal income tax cost	$255,251,331

Futures Contracts Sold

UltraShort Dow30SM had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
DJIA CBOT E-Mini Index	141	6/19/2020	USD	$17,865,405	$(703,047)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT DOW30SM DXD :: 153

Swap Agreementsa

UltraShort Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(94,994,563)	1/6/2021	Bank of America NA	0.08%	Dow Jones Industrial AverageSM	(24,752,852)	—	24,752,852	—
(22,895,565)	11/6/2020	BNP Paribas SA	(0.47)%	Dow Jones Industrial AverageSM	19,981,411	(19,981,411)	—	—
(58,964,965)	3/8/2021	Citibank NA	(0.19)%	Dow Jones Industrial AverageSM	(20,359,489)	20,359,489	—	—
(65,691,489)	11/8/2021	Credit Suisse International	(0.22)%	Dow Jones Industrial AverageSM	(12,805,664)	—	12,805,664	—
(85,829,509)	11/6/2020	Goldman Sachs International	(0.29)%	Dow Jones Industrial AverageSM	(15,985,423)	10,945,423	5,040,000	—
(37,846,217)	1/6/2021	Societe Generale	0.03%	Dow Jones Industrial AverageSM	(11,714,980)	11,714,980	—	—
(36,637,778)	11/6/2020	UBS AG	(0.42)%	Dow Jones Industrial AverageSM	(29,044,775)	29,044,775	—	—
(402,860,086)					(94,681,772)
				Total Unrealized Appreciation	19,981,411
				Total Unrealized Depreciation	(114,663,183)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

154 :: DXD ULTRASHORT DOW30SM :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 62.7%
Repurchase Agreements (a) — 60.5%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $25,555,127 (Cost $25,555,019)	$25,555,019	$25,555,019
U.S. Treasury Obligations (b) — 2.2%
U.S. Treasury Bills
1.80%, 6/18/2020 (c)	474,000	473,973
1.80%, 7/16/2020 (c)	474,000	473,921
Total U.S. Treasury Obligations (Cost $946,553)		947,894
Total Short-Term Investments (Cost $26,501,572)		26,502,913
Total Investments — 62.7% (Cost $26,501,572)		26,502,913
Other assets less liabilities — 37.3%		15,760,328
Net Assets — 100.0%		$42,263,241

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $668,932.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,367,002
Aggregate gross unrealized depreciation	(15,168,423)
Net unrealized depreciation	$(6,801,421)
Federal income tax cost	$26,501,572

Swap Agreementsa

UltraShort Financials had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(15,613,709)	12/7/2020	Bank of America NA	(0.12)%	Dow Jones U.S. FinancialsSM Index[f]	2,861,814	(2,671,974)	—	189,840
(3,781,380)	12/7/2020	BNP Paribas SA	(0.37)%	Dow Jones U.S. FinancialsSM Index[f]	2,253,694	(2,253,694)	—	—
(6,591,291)	1/20/2021	Citibank NA	(0.24)%	Dow Jones U.S. FinancialsSM Index[f]	665,789	—	(540,000)	125,789
(10,940,312)	11/8/2021	Credit Suisse International	(0.22)%	Dow Jones U.S. FinancialsSM Index[f]	(5,534,465)	—	5,534,465	—
(12,386,358)	12/7/2020	Goldman Sachs International	(0.34)%	Dow Jones U.S. FinancialsSM Index[f]	(301,993)	—	301,993	—
(7,157,300)	1/6/2021	Morgan Stanley & Co. International plc	0.31%	Dow Jones U.S. FinancialsSM Index[f]	(1,068,489)	—	1,068,489	—
(25,649,487)	1/6/2021	Societe Generale	(0.27)%	Dow Jones U.S. FinancialsSM Index[f]	(8,263,476)	—	8,263,476	—
(2,202,539)	11/8/2021	UBS AG	(0.32)%	Dow Jones U.S. FinancialsSM Index[f]	2,584,364	(2,584,364)	—	—
(84,322,376)					(6,802,762)
				Total Unrealized Appreciation	8,365,661
				Total Unrealized Depreciation	(15,168,423)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT FINANCIALS SKF :: 155

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Summary Schedule of Portfolio Investments of ProShares Ultra Financials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

156 :: SKF ULTRASHORT FINANCIALS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 72.8%
Repurchase Agreements (a) — 69.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $28,780,636 (Cost $28,780,516)	$28,780,516	$28,780,516
U.S. Treasury Obligations (b) — 2.9%
U.S. Treasury Bills
1.80%, 6/18/2020 (c)	582,000	581,967
1.80%, 7/16/2020 (c)	582,000	581,902
Total U.S. Treasury Obligations (Cost $1,162,223)		1,163,869
Total Short-Term Investments (Cost $29,942,739)		29,944,385
Total Investments — 72.8% (Cost $29,942,739)		29,944,385
Other assets less liabilities — 27.2%		11,207,289
Net Assets — 100.0%		$41,151,674

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,163,854.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,603,434
Aggregate gross unrealized depreciation	(8,987,165)
Net unrealized depreciation	$(3,383,731)
Federal income tax cost	$29,942,739

Swap Agreementsa,f

UltraShort FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,484,506)	11/6/2020	Bank of America NA	1.28%	iShares® China Large-Cap ETF	(2,130,691)	—	2,130,691	—
(8,964,641)	11/9/2021	Citibank NA	2.66%	iShares® China Large-Cap ETF	(2,582,759)	759	2,582,000	—
(22,804,900)	11/9/2021	Credit Suisse International	1.03%	iShares® China Large-Cap ETF	2,834,034	—	(2,834,034)	—
(2,290,973)	11/9/2021	Goldman Sachs International	1.66%	iShares® China Large-Cap ETF	(2,277,934)	—	2,217,000	(60,934)
(917,753)	11/6/2020	Morgan Stanley & Co. International plc	1.28%	iShares® China Large-Cap ETF	18,012	(4,000)	—	14,012
(21,413,352)	11/9/2021	Societe Generale	1.48%	iShares® China Large-Cap ETF	2,749,742	(2,749,742)	—	—
(23,366,640)	11/9/2021	UBS AG	1.53%	iShares® China Large-Cap ETF	(1,995,781)	—	1,995,781	—
(82,242,765)					(3,385,377)
				Total Unrealized Appreciation	5,601,788
				Total Unrealized Depreciation	(8,987,165)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT FTSE CHINA 50 FXP :: 157

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

158 :: FXP ULTRASHORT FTSE CHINA 50 :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 77.6%
Repurchase Agreements (a) — 75.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $17,283,396 (Cost $17,283,323)	$17,283,323	$17,283,323
U.S. Treasury Obligations (b) — 2.2%
U.S. Treasury Bills
1.80%, 6/18/2020 (c)	257,000	256,986
1.80%, 7/16/2020 (c)	257,000	256,957
Total U.S. Treasury Obligations (Cost $513,216)		513,943
Total Short-Term Investments (Cost $17,796,539)		17,797,266
Total Investments — 77.6% (Cost $17,796,539)		17,797,266
Other assets less liabilities — 22.4%		5,127,070
Net Assets — 100.0%		$22,924,336

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $513,935.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$465,033
Aggregate gross unrealized depreciation	(8,618,257)
Net unrealized depreciation	$(8,153,224)
Federal income tax cost	$17,796,539

Swap Agreementsa,f

UltraShort FTSE Europe had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(3,636,480)	12/13/2021	Citibank NA	0.71%	Vanguard® FTSE Europe ETF Shares	(3,600,111)	—	3,600,111	—
(11,957,333)	11/9/2021	Credit Suisse International	0.53%	Vanguard® FTSE Europe ETF Shares	(2,903,195)	—	2,903,195	—
(12,611,350)	11/9/2021	Goldman Sachs International	0.71%	Vanguard® FTSE Europe ETF Shares	319,828	(319,828)	—	—
(1,002,093)	11/9/2021	Morgan Stanley & Co. International plc	0.28%	Vanguard® FTSE Europe ETF Shares	144,478	(144,478)	—	—
(343,828)	11/6/2020	Societe Generale	0.78%	Vanguard® FTSE Europe ETF Shares	(202,504)	—	202,504	—
(16,284,613)	1/14/2022	UBS AG	0.28%	Vanguard® FTSE Europe ETF Shares	(1,912,447)	—	1,912,447	—
(45,835,697)					(8,153,951)
				Total Unrealized Appreciation	464,306
				Total Unrealized Depreciation	(8,618,257)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT FTSE EUROPE EPV :: 159

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

160 :: EPV ULTRASHORT FTSE EUROPE :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 105.6%
Repurchase Agreements (a) — 105.6%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $2,195,444 (Cost $2,195,435)	$2,195,435	$2,195,435
Total Investments — 105.6% (Cost $2,195,435)		2,195,435
Liabilities in excess of other assets — (5.6%)		(117,291)
Net Assets — 100.0%		$2,078,144

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,093,468)
Net unrealized depreciation	$(1,093,468)
Federal income tax cost	$2,195,435

Swap Agreementsa

UltraShort Health Care had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,770,198)	11/6/2020	Bank of America NA	(0.22)%	Dow Jones U.S. Health CareSM Index[f]	(412,358)
(183,154)	12/7/2020	Bank of America NA	0.23%	iShares® U.S. Healthcare ETF	(19,452)
(1,953,352)					(431,810)	—	340,000	(91,810)
(99,224)	11/8/2021	Credit Suisse International	(0.22)%	Dow Jones U.S. Health CareSM Index[f]	(9,420)	—	—	(9,420)
(50,739)	1/6/2021	Morgan Stanley & Co. International plc	(0.42)%	Dow Jones U.S. Health CareSM Index[f]	(4,768)
(40,387)	1/6/2021	Morgan Stanley & Co. International plc	0.13%	iShares® U.S. Healthcare ETF	(3,746)
(91,126)					(8,514)	—	—	(8,514)
(888,502)	1/6/2021	Societe Generale	(0.32)%	Dow Jones U.S. Health CareSM Index[f]	(95,953)	—	95,953	—
(1,124,358)	11/6/2020	UBS AG	0.03%	Dow Jones U.S. Health CareSM Index[f]	(547,771)	—	368,000	(179,771)
(4,156,562)					(1,093,468)
				Total Unrealized Depreciation	(1,093,468)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT HEALTH CARE RXD :: 161

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Health Care for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

162 :: RXD ULTRASHORT HEALTH CARE :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 76.0%
Repurchase Agreements (a) — 76.0%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $2,483,889 (Cost $2,483,878)	$2,483,878	$2,483,878
Total Investments — 76.0% (Cost $2,483,878)		2,483,878
Other assets less liabilities — 24.0%		784,393
Net Assets — 100.0%		$3,268,271

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$486,267
Aggregate gross unrealized depreciation	(2,177,759)
Net unrealized depreciation	$(1,691,492)
Federal income tax cost	$2,483,878

Swap Agreementsa

UltraShort Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,921,549)	11/8/2021	Bank of America NA	(0.12)%	Dow Jones U.S. IndustrialsSM Index	(1,083,248)
(743,103)	2/8/2021	Bank of America NA	0.28%	iShares® U.S. Industrials ETF	(56,531)
(3,664,652)					(1,139,779)	—	1,139,779	—
(56,531)	11/8/2021	Credit Suisse International	(0.22)%	Dow Jones U.S. IndustrialsSM Index	6,634	—	—	6,634
(901,086)	1/6/2021	Morgan Stanley & Co. International plc	0.13%	iShares® U.S. Industrials ETF	84,737
(75,136)	1/6/2021	Morgan Stanley & Co. International plc	(0.22)%	Dow Jones U.S. IndustrialsSM Index	8,814
(976,222)					93,551	(93,551)	—	—
(174,602)	1/6/2021	Societe Generale	(0.07)%	Dow Jones U.S. IndustrialsSM Index	386,082	(366,082)	(20,000)	—
(1,666,586)	1/8/2021	UBS AG	0.03%	Dow Jones U.S. IndustrialsSM Index	(1,037,980)	—	1,037,980	—
	(6,538,593)				(1,691,492)
				Total Unrealized Appreciation	486,267
				Total Unrealized Depreciation	(2,177,759)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT INDUSTRIALS SIJ :: 163

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

164 :: SIJ ULTRASHORT INDUSTRIALS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 95.2%
Repurchase Agreements (a) — 95.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $6,086,795 (Cost $6,086,770)	$6,086,770	$6,086,770
Total Investments — 95.2% (Cost $6,086,770)		6,086,770
Other assets less liabilities — 4.8%		306,332
Net Assets — 100.0%		$6,393,102

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$163,721
Aggregate gross unrealized depreciation	(3,917,861)
Net unrealized depreciation	$(3,754,140)
Federal income tax cost	$6,086,770

Futures Contracts Sold

UltraShort MidCap400 had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	3	6/19/2020	USD	$528,300	$(56,423)

Swap Agreementsa

UltraShort MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2020:
Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,864,953)	11/6/2020	Bank of America NA	(0.32)%	S&P MidCap 400®	(1,290,121)	—	1,290,121	—
(1,980,240)	11/6/2020	BNP Paribas SA	(0.32)%	S&P MidCap 400®	65,859	(65,859)	—	—
(3,199,805)	1/6/2021	Citibank NA	(0.29)%	S&P MidCap 400®	(1,093,753)	—	1,093,753	—
(1,233,631)	11/6/2020	Credit Suisse International	(0.17)%	S&P MidCap 400®	(566,662)	—	540,000	(26,662)
(786,722)	1/6/2021	Morgan Stanley & Co. International plc	0.45%	S&P MidCap 400®	97,862	(97,862)	—	—
(2,192,590)	1/6/2021	Societe Generale	0.20%	S&P MidCap 400®	(910,902)	—	910,902	—
(12,257,941)					(3,697,717)
				Total Unrealized Appreciation	163,721
				Total Unrealized Depreciation	(3,861,438)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT MIDCAP400 MZZ :: 165

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

166 :: MZZ ULTRASHORT MIDCAP400 :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 68.0%
Repurchase Agreements (a) — 64.3%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $24,231,155 (Cost $24,231,055)	$24,231,055	$24,231,055
U.S. Treasury Obligations (b) — 3.7%
U.S. Treasury Bills
1.80%, 6/18/2020 (c)	671,000	670,962
1.80%, 7/16/2020 (c)	751,000	750,874
Total U.S. Treasury Obligations (Cost $1,419,774)		1,421,836
Total Short-Term Investments (Cost $25,650,829)		25,652,891
Total Investments — 68.0% (Cost $25,650,829)		25,652,891
Other assets less liabilities — 32.0%		12,045,259
Net Assets — 100.0%		$37,698,150

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,421,817.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,110,315
Aggregate gross unrealized depreciation	(16,768,792)
Net unrealized depreciation	$(8,658,477)
Federal income tax cost	$25,650,829

Swap Agreementsa,f

UltraShort MSCI Brazil Capped had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(6,653,423)	1/8/2021	Bank of America NA	1.28%	iShares® MSCI Brazil Capped ETF	3,855,956	(3,855,956)	—	—
(2,925,543)	12/13/2021	Citibank NA	0.11%	iShares® MSCI Brazil Capped ETF	(2,904,688)	295,946	2,460,000	(148,742)
(2,715,417)	11/9/2021	Credit Suisse International	1.08%	iShares® MSCI Brazil Capped ETF	4,252,297	—	(4,252,297)	—
(29,474,721)	11/9/2021	Goldman Sachs International	0.56%	iShares® MSCI Brazil Capped ETF	(4,508,974)	—	4,508,974	—
(1,240,121)	11/6/2020	Morgan Stanley & Co. International plc	0.28%	iShares® MSCI Brazil Capped ETF	(1,213,662)	—	1,213,662	—
(2,407,280)	1/14/2022	Societe Generale	0.88%	iShares® MSCI Brazil Capped ETF	(1,742,933)	127,975	1,570,000	(44,958)
(30,200,290)	1/14/2022	UBS AG	0.53%	iShares® MSCI Brazil Capped ETF	(6,398,535)	997,896	3,219,000	(2,181,639)
(75,616,795)					(8,660,539)
				Total Unrealized Appreciation	8,108,253
				Total Unrealized Depreciation	(16,768,792)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT MSCI BRAZIL CAPPED BZQ :: 167

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

168 :: BZQ ULTRASHORT MSCI BRAZIL CAPPED :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 81.3%
Repurchase Agreements (a) — 81.3%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $2,439,690 (Cost $2,439,679)	$2,439,679	$2,439,679
Total Investments — 81.3% (Cost $2,439,679)		2,439,679
Other assets less liabilities — 18.7%		561,734
Net Assets — 100.0%		$3,001,413

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$279,078
Aggregate gross unrealized depreciation	(633,529)
Net unrealized depreciation	$(354,451)
Federal income tax cost	$2,439,679

Swap Agreementsa,f

UltraShort MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(288,451)	11/9/2021	Citibank NA	0.31%	iShares® MSCI EAFE ETF	(227,453)	—	66,000	(161,453)
(2,310,764)	11/9/2021	Credit Suisse International	0.08%	iShares® MSCI EAFE ETF	(165,908)	—	165,908	—
(1,040,107)	11/9/2021	Goldman Sachs International	(0.09)%	iShares® MSCI EAFE ETF	163,851	(163,851)	—	—
(493,735)	11/9/2021	Societe Generale	0.63%	iShares® MSCI EAFE ETF	115,227	—	(115,227)	—
(1,854,928)	1/14/2022	UBS AG	0.18%	iShares® MSCI EAFE ETF	(240,168)	—	240,168	—
(5,987,985)					(354,451)
				Total Unrealized Appreciation	279,078
				Total Unrealized Depreciation	(633,529)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT MSCI EAFE EFU :: 169

Investments	Principal Amount	Value
Short-Term Investments — 79.2%
Repurchase Agreements (a) — 75.8%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $12,627,330 (Cost $12,627,277)	$12,627,277	$12,627,277
U.S. Treasury Obligations (b) — 3.4%
U.S. Treasury Bills
1.80%, 6/18/2020 (c)	285,000	284,984
1.80%, 7/16/2020 (c)	285,000	284,952
Total U.S. Treasury Obligations (Cost $569,130)		569,936
Total Short-Term Investments (Cost $13,196,407)		13,197,213
Total Investments — 79.2% (Cost $13,196,407)		13,197,213
Other assets less liabilities — 20.8%		3,464,304
Net Assets — 100.0%		$16,661,517

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $569,928.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,155,610
Aggregate gross unrealized depreciation	(5,409,784)
Net unrealized depreciation	$(4,254,174)
Federal income tax cost	$13,196,407

Swap Agreementsa,f

UltraShort MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(9,939,990)	12/13/2021	Citibank NA	0.46%	iShares® MSCI Emerging Markets ETF	(2,093,689)	—	2,093,689	—
(12,078,941)	11/9/2021	Credit Suisse International	0.98%	iShares® MSCI Emerging Markets ETF	1,154,804	—	(1,154,804)	—
(1,700,701)	11/9/2021	Goldman Sachs International	1.91%	iShares® MSCI Emerging Markets ETF	(1,697,202)	—	1,605,000	(92,202)
(766,831)	11/6/2020	Societe Generale	1.53%	iShares® MSCI Emerging Markets ETF	(670,982)	130,982	540,000	—
(8,762,305)	1/14/2022	UBS AG	0.88%	iShares® MSCI Emerging Markets ETF	(947,911)	—	947,911	—
(33,248,768)					(4,254,980)
				Total Unrealized Appreciation	1,154,804
				Total Unrealized Depreciation	(5,409,784)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

170 :: EEV ULTRASHORT MSCI EMERGING MARKETS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT MSCI EMERGING MARKETS EEV :: 171

Investments	Principal Amount	Value
Short-Term Investments — 77.2%
Repurchase Agreements (a) — 77.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $8,654,715 (Cost $8,654,678)	$8,654,678	$8,654,678
Total Investments — 77.2% (Cost $8,654,678)		8,654,678
Other assets less liabilities — 22.8%		2,559,862
Net Assets — 100.0%		$11,214,540

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$798,873
Aggregate gross unrealized depreciation	(1,638,505)
Net unrealized depreciation	$(839,632)
Federal income tax cost	$8,654,678

Swap Agreementsa,f

UltraShort MSCI Japan had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(5,210,354)	1/8/2021	Bank of America NA	0.23%	iShares® MSCI Japan ETF	(312,920)	—	312,920	—
(2,572,848)	11/9/2021	Credit Suisse International	(0.12)%	iShares® MSCI Japan ETF	716,539	—	(716,539)	—
(1,342,983)	11/9/2021	Morgan Stanley & Co. International plc	0.18%	iShares® MSCI Japan ETF	82,334	(82,334)	—	—
(9,217,967)	11/9/2021	Societe Generale	0.98%	iShares® MSCI Japan ETF	(381,915)	—	381,915	—
(4,131,238)	1/14/2022	UBS AG	0.43%	iShares® MSCI Japan ETF	(943,670)	—	943,670	—
(22,475,390)					(839,632)
				Total Unrealized Appreciation	798,873
				Total Unrealized Depreciation	(1,638,505)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

172 :: EWV ULTRASHORT MSCI JAPAN :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT MSCI JAPAN EWV :: 173

Investments	Principal Amount	Value
Short-Term Investments — 99.3%
Repurchase Agreements (a) — 92.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $11,564,314 (Cost $11,564,265)	$11,564,265	$11,564,265
U.S. Treasury Obligations (b) — 7.2%
U.S. Treasury Bills
1.80%, 6/18/2020 (c)	454,000	453,974
1.80%, 7/16/2020 (c)	454,000	453,924
Total U.S. Treasury Obligations (Cost $906,614)		907,898
Total Short-Term Investments (Cost $12,470,879)		12,472,163
Total Investments — 99.3% (Cost $12,470,879)		12,472,163
Other assets less liabilities — 0.7%		84,026
Net Assets — 100.0%		$12,556,189

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $907,886.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,284
Aggregate gross unrealized depreciation	(9,747,639)
Net unrealized depreciation	$(9,746,355)
Federal income tax cost	$12,470,879

Swap Agreementsa

UltraShort Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(4,288,966)	12/7/2020	Bank of America NA	0.08%	NASDAQ Biotechnology Index®	(107,874)
(832,925)	12/7/2020	Bank of America NA	0.55%	iShares® Nasdaq Biotechnology ETF	(1,118,708)
(5,121,891)					(1,226,582)	—	1,093,000	(133,582)
(490,630)	11/6/2020	Citibank NA	0.91%	NASDAQ Biotechnology Index®	(204,109)	—	204,109	—
(152,265)	11/8/2021	Credit Suisse International	0.53%	NASDAQ Biotechnology Index®	(27,378)	—	20,000	(7,378)
(5,030,853)	1/6/2021	Morgan Stanley & Co. International plc	0.43%	iShares® Nasdaq Biotechnology ETF	(2,476,208)
(164,953)	1/6/2021	Morgan Stanley & Co. International plc	(0.07)%	NASDAQ Biotechnology Index®	(29,212)
(5,195,806)					(2,505,420)	—	2,505,420	—
(3,557,068)	1/6/2021	Societe Generale	(0.02)%	NASDAQ Biotechnology Index®	(2,563,750)	793,750	1,770,000	—

See accompanying notes to the financial statements.

174 :: BIS ULTRASHORT NASDAQ BIOTECHNOLOGY :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(10,586,614)	11/8/2021	UBS AG	0.78%	NASDAQ Biotechnology Index®	(3,220,400)	—	3,220,400	—
(25,104,274)					(9,747,639)
				Total Unrealized Depreciation	(9,747,639)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT NASDAQ BIOTECHNOLOGY BIS :: 175

Investments	Principal Amount	Value
Short-Term Investments — 93.4%
Repurchase Agreements (a) — 90.7%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $14,871,755 (Cost $14,871,694)	$14,871,694	$14,871,694
U.S. Treasury Obligations (b) — 2.7%
U.S. Treasury Bills
1.80%, 6/18/2020 (c)	225,000	224,987
1.80%, 7/16/2020 (c)	225,000	224,963
Total U.S. Treasury Obligations (Cost $449,313)		449,950
Total Short-Term Investments (Cost $15,321,007)		15,321,644
Total Investments — 93.4% (Cost $15,321,007)		15,321,644
Other assets less liabilities — 6.6%		1,079,024
Net Assets — 100.0%		$16,400,668

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $449,943.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$618,376
Aggregate gross unrealized depreciation	(16,951,360)
Net unrealized depreciation	$(16,332,984)
Federal income tax cost	$15,321,007

Swap Agreementsa

UltraShort Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(10,546,746)	1/6/2021	Bank of America NA	0.08%	Dow Jones U.S. Oil & GasSM Index	(5,415,699)
(4,248,731)	12/7/2020	Bank of America NA	0.78%	iShares® U.S. Energy ETF	(540,854)
(14,795,477)					(5,956,553)	—	5,956,553	—
(195,918)	11/8/2021	Credit Suisse International	(0.22)%	Dow Jones U.S. Oil & GasSM Index	96,691	—	—	96,691
(399,395)	12/7/2020	Goldman Sachs International	(0.24)%	Dow Jones U.S. Oil & GasSM Index	210,852	(210,852)	—	—
(9,052,525)	3/8/2021	Morgan Stanley & Co. International plc	0.54%	Dow Jones U.S. Oil & GasSM Index	(1,033,763)
(869,691)	1/6/2021	Morgan Stanley & Co. International plc	0.33%	iShares® U.S. Energy ETF	310,196
(9,922,216)					(723,567)	—	723,567	—
(2,901,911)	3/8/2021	Societe Generale	(0.07)%	Dow Jones U.S. Oil & GasSM Index	(259,520)	—	259,520	—
(4,519,648)	1/6/2021	UBS AG	(0.07)%	Dow Jones U.S. Oil & GasSM Index	(9,701,524)	433,525	9,267,999	—
(32,734,565)					(16,333,621)
				Total Unrealized Appreciation	617,739
				Total Unrealized Depreciation	(16,951,360)

See accompanying notes to the financial statements.

176 :: DUG ULTRASHORT OIL & GAS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT OIL & GAS DUG :: 177

Investments	Principal Amount	Value
Short-Term Investments — 151.5%
Repurchase Agreements (a) — 56.6%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $140,616,413 (Cost $140,615,827)	$140,615,827	$140,615,827
U.S. Treasury Obligations (b) — 94.9%
U.S. Treasury Bills
1.18%, 6/4/2020 (c)	48,000,000	47,999,640
0.27%, 6/11/2020 (c)	14,000,000	13,999,563
0.64%, 6/18/2020 (c)	12,000,000	11,999,320
0.39%, 6/25/2020 (c)	6,000,000	5,999,550
0.39%, 7/2/2020 (c)	6,000,000	5,999,354
1.31%, 7/9/2020 (c)	11,000,000	10,998,433
1.51%, 7/16/2020 (c)	4,000,000	3,999,331
1.51%, 8/13/2020 (c)	5,000,000	4,998,720
0.64%, 9/3/2020 (c)	10,000,000	9,996,156
0.52%, 9/10/2020 (c)	10,000,000	9,995,757
0.12%, 10/1/2020 (c)	30,000,000	29,983,987
0.13%, 10/8/2020 (c)	25,000,000	24,986,227
0.13%, 10/22/2020 (c)	30,000,000	29,981,827
0.11%, 12/3/2020 (c)	25,000,000	24,979,637
Total U.S. Treasury Obligations (Cost $235,864,947)		235,917,502
Total Short-Term Investments (Cost $376,480,774)		376,533,329
Total Investments — 151.5% (Cost $376,480,774)		376,533,329
Liabilities in excess of other assets — (51.5%)		(128,026,216)
Net Assets — 100.0%		$248,507,113

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $153,247,721.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$67,698
Aggregate gross unrealized depreciation	(190,824,029)
Net unrealized depreciation	$(190,756,331)
Federal income tax cost	$376,480,774

Futures Contracts Sold

UltraShort QQQ had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
NASDAQ 100 E-Mini Index	76	6/19/2020	USD	$14,505,360	$(380,288)

See accompanying notes to the financial statements.

178 :: QID ULTRASHORT QQQ :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

UltraShort QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(51,951,824)	11/6/2020	Bank of America NA	0.48%	NASDAQ-100 Index®	(33,623,048)	—	33,623,048	—
(90,911,217)	1/6/2021	BNP Paribas SA	(0.42)%	NASDAQ-100 Index®	(34,544,102)	34,544,102	—	—
(86,477,456)	1/20/2021	Citibank NA	(0.19)%	NASDAQ-100 Index®	(38,149,711)	38,149,711	—	—
(104,718,944)	11/8/2021	Credit Suisse International	(0.12)%	NASDAQ-100 Index®	(15,665,292)	—	15,665,292	—
(61,441,994)	12/7/2020	Goldman Sachs International	(0.39)%	NASDAQ-100 Index®	(13,920,548)	13,920,548	—	—
(16,320,828)	1/6/2021	Morgan Stanley & Co. International plc	0.21%	NASDAQ-100 Index®	(2,309,846)	—	2,005,000	(304,846)
(55,441,127)	1/6/2021	Societe Generale	(0.17)%	NASDAQ-100 Index®	(20,648,303)	20,648,303	—	—
(15,429,671)	11/6/2020	UBS AG	(0.37)%	NASDAQ-100 Index®	(31,567,748)	31,567,748	—	—
(482,693,061)					(190,428,598)
				Total Unrealized Depreciation	(190,428,598)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT QQQ QID :: 179

Investments	Principal Amount	Value
Short-Term Investments — 95.6%
Repurchase Agreements (a) — 94.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $51,424,664 (Cost $51,424,449)	$51,424,449	$51,424,449
U.S. Treasury Obligations (b) — 1.5%
U.S. Treasury Bills
1.80%, 6/18/2020 (c)	407,000	406,976
1.80%, 7/16/2020 (c)	407,000	406,932
Total U.S. Treasury Obligations (Cost $812,757)		813,908
Total Short-Term Investments (Cost $52,237,206)		52,238,357
Total Investments — 95.6% (Cost $52,237,206)		52,238,357
Other assets less liabilities — 4.4%		2,431,075
Net Assets — 100.0%		$54,669,432

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $813,898.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,092,294
Aggregate gross unrealized depreciation	(19,672,641)
Net unrealized depreciation	$(18,580,347)
Federal income tax cost	$52,237,206

Swap Agreementsa

UltraShort Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(13,061,041)	11/6/2020	Bank of America NA	(0.57)%	Dow Jones U.S. Real EstateSM Index	(1,066,839)
(4,700,395)	12/7/2020	Bank of America NA	0.78%	iShares® U.S. Real Estate ETF	983,056
(17,761,436)					(83,783)	—	83,783	—
(9,585,065)	12/7/2020	BNP Paribas SA	(0.37)%	Dow Jones U.S. Real EstateSM Index	(3,090,392)	523,392	2,567,000	—
(644,085)	11/8/2021	Credit Suisse International	(0.27)%	Dow Jones U.S. Real EstateSM Index	101,872	—	(101,872)	—
(35,359)	12/7/2020	Goldman Sachs International	(0.24)%	Dow Jones U.S. Real EstateSM Index	6,215	—	—	6,215
(12,203,469)	12/8/2020	Morgan Stanley & Co. International plc	0.32%	Dow Jones U.S. Real EstateSM Index	(3,760,799)
(11,431,426)	12/8/2020	Morgan Stanley & Co. International plc	0.28%	iShares® U.S. Real Estate ETF	(4,201,477)
(23,634,895)					(7,962,276)	—	7,962,276	—
(30,851,137)	1/6/2021	Societe Generale	(0.17)%	Dow Jones U.S. Real EstateSM Index	(1,449,710)	—	1,449,710	—
See accompanying notes to the financial statements.

180 :: SRS ULTRASHORT REAL ESTATE :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(26,760,453)	11/8/2021	UBS AG	0.03%	Dow Jones U.S. Real EstateSM Index	(6,103,424)	—	6,103,424	—
(109,272,430)					(18,581,498)
				Total Unrealized Appreciation	1,091,143
				Total Unrealized Depreciation	(19,672,641)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT REAL ESTATE SRS :: 181

Investments	Principal Amount	Value
Short-Term Investments — 145.8%
Repurchase Agreements (a) — 83.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $110,851,427 (Cost $110,850,965)	$110,850,965	$110,850,965
U.S. Treasury Obligations (b) — 62.4%
U.S. Treasury Bills
1.21%, 6/4/2020 (c)	11,000,000	10,999,917
0.29%, 6/11/2020 (c)	4,000,000	3,999,875
0.54%, 6/18/2020 (c)	4,000,000	3,999,773
0.39%, 6/25/2020 (c)	2,000,000	1,999,850
0.39%, 7/2/2020 (c)	2,000,000	1,999,785
1.31%, 7/9/2020 (c)	3,000,000	2,999,573
1.51%, 7/16/2020 (c)	1,000,000	999,833
1.51%, 8/13/2020 (c)	1,000,000	999,744
0.64%, 9/3/2020 (c)	3,000,000	2,998,847
0.52%, 9/10/2020 (c)	2,000,000	1,999,151
0.12%, 10/22/2020 (c)	25,000,000	24,984,856
0.11%, 12/3/2020 (c)	25,000,000	24,979,638
Total U.S. Treasury Obligations (Cost $82,953,252)		82,960,842
Total Short-Term Investments (Cost $193,804,217)		193,811,807
Total Investments — 145.8% (Cost $193,804,217)		193,811,807
Liabilities in excess of other assets — (45.8%)		(60,865,095)
Net Assets — 100.0%		$132,946,712

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $68,226,152.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,971,949
Aggregate gross unrealized depreciation	(114,207,318)
Net unrealized depreciation	$(111,235,369)
Federal income tax cost	$193,804,217

Futures Contracts Sold

UltraShort Russell2000 had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
Russell 2000 E-Mini Index	164	6/19/2020	USD	$11,407,020	$(549,109)

See accompanying notes to the financial statements.

182 :: TWM ULTRASHORT RUSSELL2000 :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

UltraShort Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(51,639,123)	1/6/2021	Bank of America NA	0.78%	Russell 2000® Index	(19,739,144)	—	19,739,144	—
(28,713,042)	11/6/2020	BNP Paribas SA	0.18%	Russell 2000® Index	(961,242)	721,242	240,000	—
(62,574,273)	1/6/2021	Citibank NA	0.26%	Russell 2000® Index	(27,599,825)	1,454,826	26,144,999	—
(802,967)	11/8/2021	Credit Suisse International	0.08%	Russell 2000® Index	764,953	—	(760,000)	4,953
(2,776,928)	12/7/2020	Goldman Sachs International	0.16%	Russell 2000® Index	359,105	(359,105)	—	—
(25,799,022)	1/6/2021	Morgan Stanley & Co. International plc	0.38%	iShares® Russell 2000 ETF	(4,259,389)
(6,786,187)	1/6/2021	Morgan Stanley & Co. International plc	0.64%	Russell 2000® Index	1,830,992
(32,585,209)					(2,428,397)	—	2,428,397	—
(37,640,474)	3/8/2021	Societe Generale	0.28%	Russell 2000® Index	(49,651,281)	49,061,281	590,000	—
(37,743,431)	1/6/2021	UBS AG	0.28%	Russell 2000® Index	(11,438,019)	9,968,019	1,470,000	—
(254,475,447)					(110,693,850)
				Total Unrealized Appreciation	2,955,050
				Total Unrealized Depreciation	(113,648,900)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT RUSSELL2000 TWM :: 183

Investments	Principal Amount	Value
Short-Term Investments — 129.8%
Repurchase Agreements (a) — 9.7%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $143,145,986 (Cost $143,145,390)	$143,145,390	$143,145,390
U.S. Treasury Obligations (b) — 120.1%
U.S. Treasury Bills
1.19%, 6/4/2020 (c)	165,000,000	164,998,762
0.27%, 6/11/2020 (c)	50,000,000	49,998,437
0.71%, 6/18/2020 (c)	39,000,000	38,997,790
0.08%, 6/25/2020 (c)	120,000,000	119,991,000
0.11%, 7/2/2020 (c)	121,000,000	120,986,976
1.31%, 7/9/2020 (c)	37,000,000	36,994,728
0.11%, 7/14/2020 (c)	25,000,000	24,996,267
0.42%, 7/16/2020 (c)	65,000,000	64,989,133
0.15%, 7/23/2020 (c)	75,000,000	74,985,511
0.17%, 7/30/2020 (c)	75,000,000	74,983,714
0.10%, 8/6/2020 (c)	25,000,000	24,993,927
1.51%, 8/13/2020 (c)	16,000,000	15,995,904
0.15%, 8/20/2020 (c)	75,000,000	74,976,042
0.11%, 8/27/2020 (c)	75,000,000	74,975,984
0.64%, 9/3/2020 (c)	35,000,000	34,986,547
0.17%, 9/8/2020 (c)	100,000,000	99,957,375
0.52%, 9/10/2020 (c)	35,000,000	34,985,148
0.10%, 9/17/2020 (c)	25,000,000	24,988,375
0.06%, 9/24/2020 (c)	50,000,000	49,974,045
0.14%, 10/1/2020 (c)	155,000,000	154,917,269
0.11%, 10/8/2020 (c)	75,000,000	74,958,679
0.14%, 10/13/2020 (c)	25,000,000	24,986,042
0.12%, 10/15/2020 (c)	25,000,000	24,985,597
0.12%, 10/22/2020 (c)	40,000,000	39,975,770
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
0.12%, 10/29/2020 (c)	$25,000,000	$24,984,375
0.13%, 11/5/2020 (c)	50,000,000	49,966,474
0.15%, 11/12/2020 (c)	25,000,000	24,982,347
0.16%, 11/27/2020 (c)	50,000,000	49,960,533
0.11%, 12/3/2020 (c)	25,000,000	24,979,637
0.12%, 12/31/2020 (c)	25,000,000	24,975,779
0.13%, 3/25/2021 (c)	50,000,000	49,923,687
Total U.S. Treasury Obligations (Cost $1,777,222,831)		1,777,351,854
Total Short-Term Investments (Cost $1,920,368,221)		1,920,497,244
Total Investments — 129.8% (Cost $1,920,368,221)		1,920,497,244
Liabilities in excess of other assets — (29.8%)		(440,458,730)
Net Assets — 100.0%		$1,480,038,514

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $608,786,317.

(c)  The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$684,842
Aggregate gross unrealized depreciation	(615,948,127)
Net unrealized depreciation	$(615,263,285)
Federal income tax cost	$1,920,368,221

Futures Contracts Sold

UltraShort S&P500® had the following open short futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P 500 E-Mini Index	579	6/19/2020	USD	$87,957,338	$(4,852,859)

See accompanying notes to the financial statements.

184 :: SDS ULTRASHORT S&P500® :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

UltraShort S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(444,740,362)	11/6/2020	Bank of America NA	0.78%	S&P 500®	(82,949,962)	—	82,949,962	—
(423,482,481)	11/6/2020	BNP Paribas SA	(0.47)%	S&P 500®	(87,166,435)	87,166,435	—	—
(305,256,008)	1/20/2021	Citibank NA	(0.19)%	S&P 500®	(3,257,542)	3,257,542	—	—
(397,772,589)	11/8/2021	Credit Suisse International	(0.22)%	S&P 500®	(27,671,002)	—	27,671,002	—
(630,838,874)	1/6/2021	Goldman Sachs International	(0.44)%	S&P 500®	(225,647,608)	225,647,608	—	—
(20,911,365)	11/8/2021	Morgan Stanley & Co. International plc	0.27%	S&P 500®	453,560	(453,560)	—	—
(291,574,879)	1/6/2021	Societe Generale	(0.17)%	S&P 500®	(71,418,496)	71,418,496	—	—
(357,735,833)	11/6/2020	UBS AG	(0.37)%	S&P 500®	(112,881,964)	112,881,964	—	—
(2,872,312,391)					(610,539,449)
				Total Unrealized Appreciation	453,560
				Total Unrealized Depreciation	(610,993,009)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT S&P500® SDS :: 185

Investments	Principal Amount	Value
Short-Term Investments — 100.4%
Repurchase Agreements (a) — 100.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $7,586,567 (Cost $7,586,536)	$7,586,536	$7,586,536
Total Investments — 100.4% (Cost $7,586,536)		7,586,536
Liabilities in excess of other assets — (0.4%)		(33,020)
Net Assets — 100.0%		$7,553,516

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,903
Aggregate gross unrealized depreciation	(1,444,034)
Net unrealized depreciation	$(1,435,131)
Federal income tax cost	$7,586,536

Swap Agreementsa

UltraShort Semiconductors had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(3,600,046)	12/7/2020	Bank of America NA	(0.12)%	Dow Jones U.S. SemiconductorsSM Index[f]	(418,850)	—	400,000	(18,850)
(44,767)	11/8/2021	Credit Suisse International	(0.22)%	Dow Jones U.S. SemiconductorsSM Index[f]	(4,220)	—	—	(4,220)
(219,358)	1/6/2021	Morgan Stanley & Co. International plc	(0.12)%	Dow Jones U.S. SemiconductorsSM Index[f]	8,903	—	—	8,903
(5,569,015)	3/8/2021	Societe Generale	(0.32)%	Dow Jones U.S. SemiconductorsSM Index[f]	(670,810)	—	440,000	(230,810)
(5,671,979)	11/8/2021	UBS AG	(0.32)%	Dow Jones U.S. SemiconductorsSM Index[f]	(350,154)	—	350,154	—
(15,105,165)					(1,435,131)
				Total Unrealized Appreciation	8,903
				Total Unrealized Depreciation	(1,444,034)

See accompanying notes to the financial statements.

186 :: SSG ULTRASHORT SEMICONDUCTORS :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Semiconductors for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT SEMICONDUCTORS SSG :: 187

Investments	Principal Amount	Value
Short-Term Investments — 76.1%
Repurchase Agreements (a) — 76.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $7,227,514 (Cost $7,227,484)	$7,227,484	$7,227,484
Total Investments — 76.1% (Cost $7,227,484)		7,227,484
Other assets less liabilities — 23.9%		2,271,818
Net Assets — 100.0%		$9,499,302

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(5,609,788)
Net unrealized depreciation	$(5,609,788)
Federal income tax cost	$7,227,484

Swap Agreementsa

UltraShort SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(4,541,647)	1/6/2021	Bank of America NA	(0.14)%	S&P SmallCap 600®	(1,298,033)	—	1,298,033	—
(5,819,335)	3/8/2021	Credit Suisse International	(0.12)%	S&P SmallCap 600®	(1,364,012)	—	1,364,012	—
(2,349,900)	1/6/2021	Morgan Stanley & Co. International plc	0.48%	S&P SmallCap 600®	(1,171,398)	—	1,171,398	—
(2,254,330)	1/6/2021	Societe Generale	0.18%	S&P SmallCap 600®	(1,140,682)	—	1,140,682	—
(4,036,490)	11/6/2020	UBS AG	(0.07)%	S&P SmallCap 600®	(635,663)	—	635,663	—
(19,001,702)					(5,609,788)
				Total Unrealized Depreciation	(5,609,788)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

188 :: SDD ULTRASHORT SMALLCAP600 :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 102.4%
Repurchase Agreements (a) — 102.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $4,973,871 (Cost $4,973,852)	$4,973,852	$4,973,852
Total Investments — 102.4% (Cost $4,973,852)		4,973,852
Liabilities in excess of other assets — (2.4%)		(117,981)
Net Assets — 100.0%		$4,855,871

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(3,841,277)
Net unrealized depreciation	$(3,841,277)
Federal income tax cost	$4,973,852

Swap Agreementsa

UltraShort Technology had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,965,384)	12/7/2020	Bank of America NA	(0.17)%	Dow Jones U.S. TechnologySM Index[f]	(635,109)	—	635,109	—
(447,300)	12/7/2020	BNP Paribas SA	(0.37)%	Dow Jones U.S. TechnologySM Index[f]	(213,869)	—	—	(213,869)
(143,032)	11/8/2021	Credit Suisse International	(0.17)%	Dow Jones U.S. TechnologySM Index[f]	(7,923)	—	—	(7,923)
(325,073)	11/8/2021	Goldman Sachs International	(0.04)%	Dow Jones U.S. TechnologySM Index[f]	(4,298)	—	—	(4,298)
(145,632)	1/6/2021	Morgan Stanley & Co. International plc	(0.32)%	Dow Jones U.S. TechnologySM Index[f]	(18,728)	—	10,000	(8,728)
(3,172,708)	1/6/2021	Societe Generale	(0.07)%	Dow Jones U.S. TechnologySM Index[f]	(1,804,736)	—	1,692,000	(112,736)
(2,512,160)	12/8/2020	UBS AG	(0.07)%	Dow Jones U.S. TechnologySM Index[f]	(1,156,614)	—	1,147,200	(9,414)
(9,711,289)					(3,841,277)
				Total Unrealized Depreciation	(3,841,277)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT TECHNOLOGY REW :: 189

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Technology for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

190 :: REW ULTRASHORT TECHNOLOGY :: MAY 31, 2020 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 36.9%
Repurchase Agreements (a) — 36.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $689,740 (Cost $689,736)	$689,736	$689,736
Total Investments — 36.9% (Cost $689,736)		689,736
Other assets less liabilities — 63.1%		1,181,990
Net Assets — 100.0%		$1,871,726

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$428,814
Aggregate gross unrealized depreciation	(1,140,353)
Net unrealized depreciation	$(711,539)
Federal income tax cost	$689,736

Swap Agreementsa

UltraShort Utilities had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,165,186)	12/7/2020	Bank of America NA	(0.02)%	Dow Jones U.S. UtilitiesSM Index[f]	(441,059)	—	441,059	—
(764,221)	11/8/2021	Credit Suisse International	(0.17)%	Dow Jones U.S. UtilitiesSM Index[f]	244,587	—	(230,000)	14,587
(220,204)	1/6/2021	Morgan Stanley & Co. International plc	(0.07)%	Dow Jones U.S. UtilitiesSM Index[f]	9,783	—	—	9,783
(559,071)	1/6/2021	Societe Generale	(0.07)%	Dow Jones U.S. UtilitiesSM Index[f]	174,444	—	(174,444)	—
(1,034,901)	11/8/2021	UBS AG	0.03%	Dow Jones U.S. UtilitiesSM Index[f]	(699,294)	—	699,294	—
(3,743,583)					(711,539)
				Total Unrealized Appreciation	428,814
				Total Unrealized Depreciation	(1,140,353)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Utilities for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2020 :: ULTRASHORT UTILITIES SDP :: 191

STATEMENTS OF ASSETS AND LIABILITIES

192 :: MAY 31, 2020 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Short 7-10 Year Treasury	Short 20+ Year Treasury	Short Basic Materials	Short Dow30SM	Short Financials	Short FTSE China 50
ASSETS:
Securities and Repurchase Agreements, at cost	$16,059,203	$179,575,004	$1,503,651	$537,433,195	$28,513,056	$5,187,229
Securities, at value(a)	759,921	81,990,624	—	385,844,418	657,926	—
Repurchase Agreements, at value	15,300,363	97,632,150	1,503,651	151,604,748	27,856,061	5,187,229
Segregated cash balances with brokers for futures contracts	9,900	6,050	—	3,919,410	—	—
Segregated cash balances with custodian for swap agreements	1,447,000	1,194,000	285,000	16,104,355	5,737,000	1,273,000
Receivable from Advisor	—	—	4,780	—	—	2,238
Receivable for variation margin on futures contracts	—	78,578	—	193,140	—	—
Unrealized appreciation on non- exchange traded swap agreements	—	4,229,726	151,057	6,918,365	1,302,365	424,118
Prepaid expenses	5,617	6,521	5,368	10,773	5,645	5,435
Total Assets	17,522,801	185,137,649	1,949,856	564,595,209	35,558,997	6,892,020
LIABILITIES:
Cash overdraft	—	—	1	—	—	—
Payable for capital shares redeemed	—	15,527,316	—	7,374,110	—	—
Advisory fees payable	8,412	98,681	—	294,423	11,880	—
Management Services fees payable	1,453	13,157	—	46,025	2,547	—
Custodian fees payable	536	2,087	21	2,968	203	99
Administration fees payable	6,553	12,839	6,454	22,119	6,463	6,454
Trustee fees payable	184	1,597	17	2,824	169	63
Compliance services fees payable	84	863	8	1,025	72	29
Listing, Data and related fees payable	633	5,737	864	128,787	9,683	2,927
Professional fees payable	15,247	23,744	14,397	25,941	15,129	14,649
Payable for variation margin on futures contracts	2,031	—	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	1,979,044	9,517,208	227,592	54,046,405	3,237,227	342,423
Other liabilities	1,467	13,327	673	65,125	3,865	1,436
Total Liabilities	2,015,644	25,216,556	250,027	62,009,752	3,287,238	368,080
NET ASSETS	$15,507,157	$159,921,093	$1,699,829	$502,585,457	$32,271,759	$6,523,940
NET ASSETS CONSIST OF:
Paid in Capital	$29,732,227	$852,682,016	$9,302,539	$893,840,111	$118,909,904	$18,183,501
Distributable earnings (loss)	(14,225,070)	(692,760,923)	(7,602,710)	(391,254,654)	(86,638,145)	(11,659,561)
NET ASSETS	$15,507,157	$159,921,093	$1,699,829	$502,585,457	$32,271,759	$6,523,940
Shares (unlimited number of shares authorized, no par value)	650,000	10,300,000	100,000	10,223,755	1,574,851	350,000
Net Asset Value	$23.86	$15.53	$17.00	$49.16	$20.49	$18.64
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2020 :: 193

	Short High Yield	Short MidCap400	Short MSCI EAFE	Short MSCI Emerging Markets	Short Oil & Gas	Short QQQ
ASSETS:
Securities and Repurchase Agreements, at cost	$104,660,311	$29,934,892	$51,712,791	$79,411,971	$2,856,510	$548,926,233
Securities, at value(a)	44,995,480	—	1,169,869	2,999,521	—	382,844,341
Repurchase Agreements, at value	59,683,594	29,934,892	50,544,577	76,417,569	2,856,510	166,163,143
Segregated cash balances with brokers for futures contracts	—	198,000	—	—	—	1,831,500
Segregated cash balances with custodian for swap agreements	14,707,000	10,798,000	12,041,000	15,856,006	1,748,227	67,001,036
Due from counterparty	—	4,654	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	3,094,998
Receivable from Advisor	—	—	—	—	3,615	—
Receivable for variation margin on futures contracts	—	13,559	—	—	—	573,867
Unrealized appreciation on non- exchange traded swap agreements	12,542,136	50,693	266,631	1,192,514	418,370	4,923,647
Prepaid expenses	7,666	5,954	6,085	6,128	5,416	12,083
Total Assets	131,935,876	41,005,752	64,028,162	96,471,738	5,032,138	626,444,615
LIABILITIES:
Cash overdraft	—	—	—	—	1	—
Payable for capital shares redeemed	3,145,221	—	11,764,080	—	—	—
Advisory fees payable	69,177	13,042	31,031	47,757	—	264,961
Management Services fees payable	11,692	2,727	5,090	7,322	—	42,884
Custodian fees payable	1,345	506	312	648	31	5,499
Administration fees payable	12,764	6,526	8,303	9,356	6,454	22,167
Trustee fees payable	1,347	147	326	554	30	4,584
Compliance services fees payable	523	54	124	261	11	2,126
Listing, Data and related fees payable	49,101	—	801	863	1,167	85,799
Professional fees payable	20,340	14,931	15,604	17,202	14,428	39,407
Unrealized depreciation on non- exchange traded swap agreements	9,592,369	9,942,277	6,950,350	8,409,551	1,277,012	123,601,080
Other liabilities	10,564	3,932	5,101	7,683	973	27,213
Total Liabilities	12,914,443	9,984,142	18,781,122	8,501,197	1,300,107	124,095,720
NET ASSETS	$119,021,433	$31,021,610	$45,247,040	$87,970,541	$3,732,031	$502,348,895
NET ASSETS CONSIST OF:
Paid in Capital	$181,211,520	$74,567,036	$167,277,463	$262,972,223	$7,872,468	$1,146,029,998
Distributable earnings (loss)	(62,190,087)	(43,545,426)	(122,030,423)	(175,001,682)	(4,140,437)	(643,681,103)
NET ASSETS	$119,021,433	$31,021,610	$45,247,040	$87,970,541	$3,732,031	$502,348,895
Shares (unlimited number of shares authorized, no par value)	5,700,000	768,667	1,725,000	4,750,000	125,000	24,712,500
Net Asset Value	$20.88	$40.36	$26.23	$18.52	$29.86	$20.33
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

194 :: MAY 31, 2020 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Short Real Estate	Short Russell2000	Short S&P500®	Short SmallCap600	Ultra 7-10 Year Treasury	Ultra 20+ Year Treasury
ASSETS:
Securities and Repurchase Agreements, at cost	$26,520,666	$528,950,558	$4,035,184,646	$12,441,949	$26,591,892	$40,451,246
Securities, at value(a)	—	371,861,342	3,750,255,163	—	26,607,657	23,133,009
Repurchase Agreements, at value	26,520,666	157,120,053	284,626,808	12,441,949	2,785,384	17,732,526
Segregated cash balances with brokers for futures contracts	—	4,576,000	17,938,800	—	21,780	78,650
Segregated cash balances with custodian for swap agreements	4,296,650	50,398,240	285,500,200	3,931,092	359,335	1,810,924
Dividends and interest receivable	—	—	—	—	99,254	87,313
Receivable for investments sold	—	—	—	—	2,193,987	287,210
Receivable for variation margin on futures contracts	—	628,527	1,520,151	—	4,468	—
Unrealized appreciation on non- exchange traded swap agreements	449,613	3,164,678	128,721	158,506	4,548,080	7,921,662
Prepaid expenses	5,508	9,613	55,081	7,084	5,769	5,884
Total Assets	31,272,437	587,758,453	4,340,024,924	16,538,631	36,625,714	51,057,178
LIABILITIES:
Payable for investments purchased	—	—	—	—	2,389,533	298,448
Payable for capital shares redeemed	—	15,159,376	24,221,381	—	—	—
Advisory fees payable	10,316	261,316	2,494,997	2,066	13,379	21,281
Management Services fees payable	2,466	43,285	332,777	1,175	2,882	4,246
Custodian fees payable	92	3,007	21,137	74	764	1,607
Administration fees payable	6,454	21,837	54,827	6,454	12,747	13,414
Trustee fees payable	108	2,940	23,593	57	296	357
Compliance services fees payable	34	1,166	8,551	20	138	156
Listing, Data and related fees payable	5,086	143,865	—	—	1,139	1,421
Professional fees payable	14,665	27,307	111,974	14,518	15,908	16,303
Payable for variation margin on futures contracts	—	—	—	—	—	56,943
Unrealized depreciation on non- exchange traded swap agreements	3,955,131	86,784,056	614,975,134	2,861,542	—	564,786
Other liabilities	4,535	45,060	351,081	2,195	2,011	2,030
Total Liabilities	3,998,887	102,493,215	642,595,452	2,888,101	2,438,797	980,992
NET ASSETS	$27,273,550	$485,265,238	$3,697,429,472	$13,650,530	$34,186,917	$50,076,186
NET ASSETS CONSIST OF:
Paid in Capital	$58,639,011	$1,064,563,919	$6,864,186,543	$48,749,966	$157,856,657	$35,915,727
Distributable earnings (loss)	(31,365,461)	(579,298,681)	(3,166,757,071)	(35,099,436)	(123,669,740)	14,160,459
NET ASSETS	$27,273,550	$485,265,238	$3,697,429,472	$13,650,530	$34,186,917	$50,076,186
Shares (unlimited number of shares authorized, no par value)	2,050,000	12,766,642	161,055,826	418,681	450,000	375,000
Net Asset Value	$13.30	$38.01	$22.96	$32.60	$75.97	$133.54
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2020 :: 195

	Ultra Basic Materials	Ultra Communication Services Select Sector	Ultra Consumer Goods	Ultra Consumer Services	Ultra Dow30SM	Ultra Financials
ASSETS:
Securities and Repurchase Agreements, at cost	$29,297,869	$1,762,527	$5,014,396	$16,938,116	$325,184,736	$295,234,374
Securities, at value(a)	17,609,980	1,810,082	3,814,487	11,728,150	210,778,996	297,624,670
Repurchase Agreements, at value	8,063,961	227,620	785,829	4,896,213	112,541,718	45,298,012
Segregated cash balances with brokers for futures contracts	—	—	—	—	2,966,040	—
Segregated cash balances with custodian for swap agreements	7,017,725	253,037	1,312,741	2,229,090	10,341,151	8,974,327
Dividends and interest receivable	37,329	860	3,220	9,507	673,055	453,603
Receivable for security lending income	97	—	3	74	—	212
Receivable for investments sold	—	—	12,143	41,891	1,985,004	—
Due from counterparty	99,089	—	2,312	—	—	—
Receivable for capital shares issued	—	—	—	—	—	1,504,614
Receivable from Advisor	—	6,240	15,281	8,797	—	—
Unrealized appreciation on non- exchange traded swap agreements	892,346	310,363	33,712	546,328	7,727,535	95,910,315
Prepaid expenses	5,515	5,357	5,389	5,524	7,950	8,919
Total Assets	33,726,042	2,613,559	5,985,117	19,465,574	347,021,449	449,774,672
LIABILITIES:
Cash overdraft	1	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	1,972,417	—
Payable for cash collateral received from securities loaned	—	—	—	23,212	—	417,797
Advisory fees payable	2,693	—	—	—	154,424	203,247
Management Services fees payable	2,094	—	—	—	22,937	33,869
Custodian fees payable	2,008	62	1,223	3,255	3,680	22,362
Administration fees payable	12,835	12,406	12,553	12,553	24,664	28,094
Trustee fees payable	244	13	53	163	2,475	4,807
Compliance services fees payable	134	5	28	82	1,231	2,626
Listing, Data and related fees payable	18,580	3,225	3,221	10,499	156,038	346,355
Professional fees payable	15,866	14,363	14,629	15,273	29,000	46,580
Payable for variation margin on futures contracts	—	—	—	—	146,150	—
Unrealized depreciation on non- exchange traded swap agreements	5,971,700	29,483	563,574	952,496	46,710,539	340,911
Other liabilities	3,567	466	915	1,524	14,906	29,368
Total Liabilities	6,029,722	60,023	596,196	1,019,057	49,238,461	1,476,016
NET ASSETS	$27,696,320	$2,553,536	$5,388,921	$18,446,517	$297,782,988	$448,298,656
NET ASSETS CONSIST OF:
Paid in Capital	$47,607,010	$1,841,971	$6,382,392	$17,954,053	$323,650,419	$459,922,803
Distributable earnings (loss)	(19,910,690)	711,565	(993,471)	492,464	(25,867,431)	(11,624,147)
NET ASSETS	$27,696,320	$2,553,536	$5,388,921	$18,446,517	$297,782,988	$448,298,656
Shares (unlimited number of shares authorized, no par value)	625,000	50,001	125,000	175,000	7,550,000	15,207,750
Net Asset Value	$44.31	$51.07	$43.11	$105.41	$39.44	$29.48
(a) Includes securities on loan valued at:	$—	$—	$1,392	$29,562	$—	$539,222

See accompanying notes to the financial statements.

196 :: MAY 31, 2020 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra FTSE China 50	Ultra FTSE Europe	Ultra Health Care	Ultra High Yield	Ultra Industrials	Ultra MidCap400
ASSETS:
Securities and Repurchase Agreements, at cost	$12,038,421	$1,333,270	$93,287,375	$4,272,721	$15,330,845	$118,829,880
Securities, at value(a)	—	—	67,446,859	1,928,216	10,711,488	74,783,077
Repurchase Agreements, at value	12,038,421	1,333,270	27,905,211	2,251,871	3,433,798	39,498,753
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	627,000
Segregated cash balances with custodian for swap agreements	9,686,675	2,220,598	8,391,299	642,000	4,428,947	14,209,680
Dividends and interest receivable	—	—	102,138	—	25,016	73,652
Receivable for security lending income	—	—	6	—	1	388
Receivable for investments sold	—	—	—	—	—	75,479
Receivable from Advisor	—	3,956	—	—	13,010	—
Receivable for variation margin on futures contracts	—	—	—	—	—	37,272
Unrealized appreciation on non- exchange traded swap agreements	1,656,695	592,590	10,000,958	39,590	452,024	—
Prepaid expenses	5,519	5,356	6,427	5,397	5,452	6,250
Total Assets	23,387,310	4,155,770	113,852,898	4,867,074	19,069,736	129,311,551
LIABILITIES:
Cash overdraft	—	—	360	1	—	2,065
Payable for investments purchased	—	—	193,724	—	—	335,439
Payable for cash collateral received from securities loaned	—	—	17,860	—	1,994	156,573
Advisory fees payable	303	—	40,455	2,450	—	40,731
Management Services fees payable	1,705	—	8,617	385	—	7,321
Custodian fees payable	320	89	4,696	57	3,007	12,575
Administration fees payable	6,362	6,454	17,982	12,553	12,553	16,054
Trustee fees payable	217	36	859	41	134	842
Compliance services fees payable	117	20	412	18	71	459
Listing, Data and related fees payable	10,262	154	52,895	1,912	9,144	—
Professional fees payable	15,642	14,541	19,298	14,533	15,157	19,955
Unrealized depreciation on non- exchange traded swap agreements	3,187,616	634,003	2,773,605	21,078	4,188,544	23,673,923
Other liabilities	2,809	778	5,721	880	1,352	9,841
Total Liabilities	3,225,353	656,075	3,136,484	53,908	4,231,956	24,275,778
NET ASSETS	$20,161,957	$3,499,695	$110,716,414	$4,813,166	$14,837,780	$105,035,773
NET ASSETS CONSIST OF:
Paid in Capital	$28,748,913	$5,721,039	$106,450,358	$4,919,632	$18,686,835	$294,693,542
Distributable earnings (loss)	(8,586,956)	(2,221,344)	4,266,056	(106,466)	(3,849,055)	(189,657,769)
NET ASSETS	$20,161,957	$3,499,695	$110,716,414	$4,813,166	$14,837,780	$105,035,773
Shares (unlimited number of shares authorized, no par value)	400,000	100,000	900,000	75,000	250,000	3,675,000
Net Asset Value	$50.40	$35.00	$123.02	$64.18	$59.35	$28.58
(a) Includes securities on loan valued at:	$—	$—	$18,108	$—	$2,166	$251,342
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2020 :: 197

	Ultra MSCI Brazil Capped	Ultra MSCI EAFE	Ultra MSCI Emerging Markets	Ultra MSCI Japan	Ultra Nasdaq Biotechnology	Ultra Oil & Gas
ASSETS:
Securities and Repurchase Agreements, at cost	$2,591,995	$1,484,778	$9,705,630	$1,027,021	$143,423,517	$89,389,969
Securities, at value(a)	—	—	—	—	124,368,572	80,499,101
Repurchase Agreements, at value	2,591,995	1,484,778	9,705,630	1,027,021	11,826,082	23,573,118
Cash	—	—	—	—	3,133	—
Segregated cash balances with custodian for swap agreements	2,645,394	1,601,000	5,468,162	1,448,771	16,558,895	20,749,427
Dividends and interest receivable	—	—	—	—	68,482	899,496
Receivable for security lending income	—	—	—	—	4,568	1,148
Due from counterparty	—	—	—	—	—	115,298
Receivable for capital shares issued	505,747	—	—	—	—	—
Receivable from Advisor	4,091	3,669	—	3,668	—	—
Unrealized appreciation on non- exchange traded swap agreements	597,339	893,765	277,330	1,685,558	33,199,964	6,063,980
Other receivables	—	—	—	88,700	—	—
Prepaid expenses	5,340	5,354	5,423	5,360	4,046	6,291
Total Assets	6,349,906	3,988,566	15,456,545	4,259,078	186,033,742	131,907,859
LIABILITIES:
Cash overdraft	—	—	—	1	—	—
Payable for cash collateral received from securities loaned	—	—	—	—	1,770,636	426,863
Advisory fees payable	—	—	979	—	103,692	46,196
Management Services fees payable	—	—	1,017	—	14,610	9,643
Custodian fees payable	84	67	177	67	8,671	4,751
Administration fees payable	6,454	6,454	6,364	6,561	20,602	18,077
Trustee fees payable	37	41	159	35	1,254	518
Compliance services fees payable	23	22	94	20	648	237
Listing, Data and related fees payable	12	7	—	18	28,344	38,047
Professional fees payable	14,564	14,561	15,351	14,523	22,191	16,922
Unrealized depreciation on non- exchange traded swap agreements	1,441,278	374,374	2,668,960	318,158	69,403	14,853,392
Other liabilities	1,185	875	2,508	763	14,052	17,670
Total Liabilities	1,463,637	396,401	2,695,609	340,146	2,054,103	15,432,316
NET ASSETS	$4,886,269	$3,592,165	$12,760,936	$3,918,932	$183,979,639	$116,475,543
NET ASSETS CONSIST OF:
Paid in Capital	$20,999,340	$12,448,725	$30,073,133	$3,072,403	$270,091,025	$230,385,629
Distributable earnings (loss)	(16,113,071)	(8,856,560)	(17,312,197)	846,529	(86,111,386)	(113,910,086)
NET ASSETS	$4,886,269	$3,592,165	$12,760,936	$3,918,932	$183,979,639	$116,475,543
Shares (unlimited number of shares authorized, no par value)	241,557	125,000	250,000	125,000	2,600,000	1,456,618
Net Asset Value	$20.23	$28.74	$51.04	$31.35	$70.76	$79.96
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$2,015,709	$479,047

See accompanying notes to the financial statements.

198 :: MAY 31, 2020 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra QQQ	Ultra Real Estate	Ultra Russell2000	Ultra S&P500®	Ultra Semiconductors	Ultra SmallCap600
ASSETS:
Securities and Repurchase Agreements, at cost	$1,801,109,979	$97,348,510	$140,016,112	$2,164,701,271	$68,269,226	$16,924,028
Securities, at value(a)	1,887,332,869	53,848,164	87,295,953	1,792,901,157	52,641,612	10,605,546
Repurchase Agreements, at value	140,577,673	27,025,392	48,485,621	315,853,268	22,523,587	3,497,544
Cash	—	—	33,728	—	—	—
Segregated cash balances with brokers for futures contracts	19,156,500	—	971,520	14,018,400	—	—
Segregated cash balances with custodian for swap agreements	39,122,093	26,898,748	20,383,195	81,487,008	3,205,866	6,334,259
Dividends and interest receivable	1,306,627	40,892	57,711	2,590,641	98,320	8,851
Receivable for security lending income	227	44	5,631	1,271	—	407
Receivable for investments sold	12,637,780	—	126,560	5,953,058	—	39,230
Receivable for capital shares issued	—	—	2,330,693	30,247,036	—	—
Receivable from Advisor	—	—	4,926	—	—	18,492
Receivable for variation margin on futures contracts	1,173,203	—	—	7,956	—	—
Unrealized appreciation on non- exchange traded swap agreements	331,758,903	—	6,413,636	116,600,346	4,614,195	—
Prepaid expenses	26,729	6,126	6,001	25,811	5,970	7,084
Total Assets	2,433,092,604	107,819,366	166,115,175	2,359,685,952	83,089,550	20,511,413
LIABILITIES:
Cash overdraft	398	—	—	32,345	—	—
Payable for investments purchased	—	—	72,131	79,645,181	—	100,275
Payable for capital shares redeemed	12,797,967	—	4,617,462	6,026,226	—	—
Payable for cash collateral received from securities loaned	—	87,749	1,309,304	382,751	—	112,859
Advisory fees payable	1,235,683	17,439	—	1,247,666	26,662	—
Management Services fees payable	185,597	5,884	—	166,353	5,827	—
Custodian fees payable	29,657	4,438	49,145	95,004	2,082	8,657
Administration fees payable	47,617	15,696	16,668	46,714	15,152	12,553
Trustee fees payable	17,043	881	1,077	18,671	629	147
Compliance services fees payable	7,874	475	592	9,146	281	83
Listing, Data and related fees payable	330,290	62,647	54,175	—	31,721	—
Professional fees payable	112,100	20,033	22,375	126,616	18,038	15,292
Payable for variation margin on futures contracts	—	—	111,083	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	47,178,158	30,950,336	35,183,334	106,007,130	5,357,161	5,782,129
Other liabilities	37,731	7,604	13,601	53,273	8,194	1,321
Total Liabilities	61,980,115	31,173,182	41,450,947	193,857,076	5,465,747	6,033,316
NET ASSETS	$2,371,112,489	$76,646,184	$124,664,228	$2,165,828,876	$77,623,803	$14,478,097
NET ASSETS CONSIST OF:
Paid in Capital	$1,591,767,301	$116,645,388	$384,557,708	$2,219,534,527	$63,531,210	$29,123,285
Distributable earnings (loss)	779,345,188	(39,999,204)	(259,893,480)	(53,705,651)	14,092,593	(14,645,188)
NET ASSETS	$2,371,112,489	$76,646,184	$124,664,228	$2,165,828,876	$77,623,803	$14,478,097
Shares (unlimited number of shares authorized, no par value)	18,000,000	1,483,744	2,700,000	17,800,000	1,400,000	250,000
Net Asset Value	$131.73	$51.66	$46.17	$121.68	$55.45	$57.91
(a) Includes securities on loan valued at:	$—	$112,830	$1,526,672	$402,123	$—	$194,261

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2020 :: 199

	Ultra Technology	Ultra Telecommunications	Ultra Utilities	UltraPro Dow30SM	UltraPro MidCap400	UltraPro QQQ
ASSETS:
Securities and Repurchase Agreements, at cost	$315,781,311	$562,515	$16,470,131	$733,499,187	$17,344,750	$4,424,514,497
Securities, at value(a)	286,501,004	630,311	11,952,357	520,262,778	12,856,037	4,267,364,087
Repurchase Agreements, at value	75,299,823	13,421	3,744,271	211,921,126	4,345,867	346,503,636
Cash	—	—	—	—	—	1,098
Segregated cash balances with brokers for futures contracts	—	—	—	9,833,835	115,500	71,082,000
Segregated cash balances with custodian for swap agreements	36,793,770	486,427	3,434,653	28,229,317	6,791,628	129,090,686
Dividends and interest receivable	303,874	814	50,686	1,565,990	14,254	3,199,172
Receivable for security lending income	1,407	1	—	—	93	424
Receivable for investments sold	—	—	—	12,508,738	12,908	252,430,444
Due from counterparty	—	—	4,499	—	—	—
Receivable from Advisor	—	10,158	9,440	—	16,963	—
Receivable for variation margin on futures contracts	—	—	—	—	24,175	655,808
Unrealized appreciation on non- exchange traded swap agreements	40,275,364	—	—	29,287,063	1,665,114	1,198,276,717
Prepaid expenses	8,893	5,346	5,581	11,434	7,127	63,170
Total Assets	439,184,135	1,146,478	19,201,487	813,620,281	25,849,666	6,268,667,242
LIABILITIES:
Cash overdraft	—	—	—	—	62	—
Payable for investments purchased	515,606	—	—	—	57,537	—
Payable for capital shares redeemed	—	—	—	12,370,566	—	253,440,411
Payable for cash collateral received from securities loaned	193,397	2,471	—	—	55,164	—
Advisory fees payable	196,053	—	—	338,633	—	3,148,200
Management Services fees payable	31,965	—	—	51,620	—	461,148
Custodian fees payable	12,946	737	1,446	7,539	8,917	63,374
Administration fees payable	26,699	12,553	12,553	32,081	12,553	72,628
Trustee fees payable	3,155	10	209	3,867	129	37,734
Compliance services fees payable	1,489	5	98	1,653	69	16,521
Listing, Data and related fees payable	173,764	537	11,050	218,248	—	830,881
Professional fees payable	33,066	14,371	15,606	33,389	15,125	216,554
Payable for variation margin on futures contracts	—	—	—	1,378,025	—	—
Unrealized depreciation on non- exchange traded swap agreements	20,238,978	255,275	3,842,132	94,078,629	4,750,600	178,364,778
Other liabilities	19,166	1,076	3,698	53,706	1,993	142,349
Total Liabilities	21,446,284	287,035	3,886,792	108,567,956	4,902,149	436,794,578
NET ASSETS	$417,737,851	$859,443	$15,314,695	$705,052,325	$20,947,517	$5,831,872,664
NET ASSETS CONSIST OF:
Paid in Capital	$297,884,356	$1,787,043	$17,971,747	$724,222,170	$28,421,814	$4,281,417,776
Distributable earnings (loss)	119,853,495	(927,600)	(2,657,052)	(19,169,845)	(7,474,297)	1,550,454,888
NET ASSETS	$417,737,851	$859,443	$15,314,695	$705,052,325	$20,947,517	$5,831,872,664
Shares (unlimited number of shares authorized, no par value)	2,525,000	25,000	300,000	11,400,000	425,000	70,400,000
Net Asset Value	$165.44	$34.38	$51.05	$61.85	$49.29	$82.84
(a) Includes securities on loan valued at:	$272,084	$1,349	$—	$—	$79,736	$—

See accompanying notes to the financial statements.

200 :: MAY 31, 2020 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraPro Russell2000	UltraPro S&P500®	UltraPro Short 20+ Year Treasury	UltraPro Short Dow30SM	UltraPro Short MidCap400	UltraPro Short QQQ
ASSETS:
Securities and Repurchase Agreements, at cost	$170,914,296	$1,285,474,924	$24,176,334	$1,192,609,176	$13,715,077	$1,880,155,426
Securities, at value(a)	132,508,641	1,183,179,566	1,653,828	1,070,485,485	—	1,651,369,159
Repurchase Agreements, at value	37,433,210	124,974,743	22,524,859	122,017,841	13,715,077	228,923,593
Cash	50,304	4,519	—	162,295	—	58,715
Segregated cash balances with brokers for futures contracts	2,059,200	8,778,000	6,050	7,626,960	82,500	7,053,750
Segregated cash balances with custodian for swap agreements	14,238,850	123,581,521	3,574,000	202,220,000	8,445,650	349,738,000
Dividends and interest receivable	91,393	1,493,214	—	—	—	—
Receivable for security lending income	9,491	393	—	—	—	—
Receivable for investments sold	196,947	—	—	—	—	—
Receivable for capital shares issued	3,082,761	8,485,980	—	12,087,446	—	34,494,225
Receivable from Advisor	77,140	—	—	—	—	—
Receivable for variation margin on futures contracts	—	4,996	12,784	250,562	5,649	497,711
Unrealized appreciation on non- exchange traded swap agreements	6,277,952	155,679,243	564,509	552,929	—	—
Prepaid expenses	5,919	17,131	5,397	15,194	7,628	32,842
Total Assets	196,031,808	1,606,199,306	28,341,427	1,415,418,712	22,256,504	2,272,167,995
LIABILITIES:
Payable for investments purchased	110,365	423,301	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	—	2,354,936
Payable for cash collateral received from securities loaned	2,402,544	190,054	—	—	—	—
Advisory fees payable	—	768,061	6,942	424,977	1,488	540,556
Management Services fees payable	—	102,407	1,764	69,937	1,362	102,354
Custodian fees payable	151,454	86,344	581	4,115	436	12,575
Administration fees payable	18,180	40,150	6,623	27,240	6,454	32,486
Trustee fees payable	591	10,373	180	4,166	78	10,510
Compliance services fees payable	292	4,965	103	1,270	20	4,405
Listing, Data and related fees payable	35,431	—	721	153,652	—	210,861
Professional fees payable	18,405	74,561	15,457	28,495	14,520	67,146
Payable for variation margin on futures contracts	156,975	—	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	8,164,984	231,063,204	4,801,310	598,612,286	7,542,242	1,155,120,158
Other liabilities	16,979	41,702	2,948	117,253	3,773	203,044
Total Liabilities	11,076,200	232,805,122	4,836,629	599,443,391	7,570,373	1,158,659,031
NET ASSETS	$184,955,608	$1,373,394,184	$23,504,798	$815,975,321	$14,686,131	$1,113,508,964
NET ASSETS CONSIST OF:
Paid in Capital	$205,590,339	$1,395,306,683	$168,795,150	$1,731,035,849	$53,863,802	$4,271,189,161
Distributable earnings (loss)	(20,634,731)	(21,912,499)	(145,290,352)	(915,060,528)	(39,177,671)	(3,157,680,197)
NET ASSETS	$184,955,608	$1,373,394,184	$23,504,798	$815,975,321	$14,686,131	$1,113,508,964
Shares (unlimited number of shares authorized, no par value)	6,000,000	31,900,000	793,605	30,383,965	841,882	118,221,231
Net Asset Value	$30.83	$43.05	$29.62	$26.86	$17.44	$9.42
(a) Includes securities on loan valued at:	$2,931,611	$195,281	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2020 :: 201

	UltraPro Short Russell2000	UltraPro Short S&P500®	UltraShort 7-10 Year Treasury	UltraShort 20+ Year Treasury	UltraShort Basic Materials	UltraShort Communication Services Select Sector
ASSETS:
Securities and Repurchase Agreements, at cost	$182,710,879	$2,084,843,280	$32,670,609	$603,017,725	$2,390,880	$735,621
Securities, at value(a)	102,636,723	1,835,240,785	2,999,542	421,864,489	—	—
Repurchase Agreements, at value	80,068,481	249,527,836	29,676,208	181,279,653	2,390,880	735,621
Cash	1,990,000	20,782	—	—	—	—
Segregated cash balances with brokers for futures contracts	2,027,520	6,428,400	5,940	6,050	—	—
Segregated cash balances with custodian for swap agreements	139,476,001	295,505,001	4,265,766	69,927,532	3,845,160	151,000
Receivable for capital shares issued	2,562,171	12,546,790	—	—	—	—
Receivable from Advisor	—	—	—	—	2,889	2,487
Receivable for variation margin on futures contracts	496,776	633,991	5,009	421,642	—	—
Unrealized appreciation on non- exchange traded swap agreements	14,667,886	432,629	—	45,106	644,464	—
Prepaid expenses	6,738	23,942	5,455	7,709	5,420	5,355
Total Assets	343,932,296	2,400,360,156	36,957,920	673,552,181	6,888,813	894,463
LIABILITIES:
Payable for capital shares redeemed	8,380,662	4,553,611	—	6,580,689	—	—
Advisory fees payable	80,299	913,532	14,661	278,097	—	—
Management Services fees payable	15,371	121,803	2,520	37,079	—	—
Custodian fees payable	1,256	8,004	564	4,673	56	6
Administration fees payable	12,588	33,921	6,522	21,054	6,454	6,359
Trustee fees payable	887	8,211	288	4,178	49	6
Compliance services fees payable	312	2,780	164	2,335	22	3
Listing, Data and related fees payable	45,039	—	1,054	15,449	2,957	964
Professional fees payable	17,925	46,138	16,047	39,246	14,558	14,337
Unrealized depreciation on non- exchange traded swap agreements	165,039,109	1,070,800,531	7,041,937	231,836,815	2,425,207	369,877
Other liabilities	24,032	202,733	2,897	34,495	19,012	444
Total Liabilities	173,617,480	1,076,691,264	7,086,654	238,854,110	2,468,315	391,996
NET ASSETS	$170,314,816	$1,323,668,892	$29,871,266	$434,698,071	$4,420,498	$502,467
NET ASSETS CONSIST OF:
Paid in Capital	$538,983,343	$4,304,180,868	$182,878,538	$5,908,697,527	$86,142,356	$1,181,037
Distributable earnings (loss)	(368,668,527)	(2,980,511,976)	(153,007,272)	(5,473,999,456)	(81,721,858)	(678,570)
NET ASSETS	$170,314,816	$1,323,668,892	$29,871,266	$434,698,071	$4,420,498	$502,467
Shares (unlimited number of shares authorized, no par value)	13,113,142	101,748,634	1,950,000	27,056,929	220,356	25,001
Net Asset Value	$12.99	$13.01	$15.32	$16.07	$20.06	$20.10
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

202 :: MAY 31, 2020 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort Consumer Goods	UltraShort Consumer Services	UltraShort Dow30SM	UltraShort Financials	UltraShort FTSE China 50	UltraShort FTSE Europe
ASSETS:
Securities and Repurchase Agreements, at cost	$1,794,569	$2,049,132	$255,251,331	$26,501,572	$29,942,739	$17,796,539
Securities, at value(a)	—	—	135,939,935	947,894	1,163,869	513,943
Repurchase Agreements, at value	1,794,569	2,049,132	119,332,948	25,555,019	28,780,516	17,283,323
Cash	—	—	32,637	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	1,659,570	—	—	—
Segregated cash balances with custodian for swap agreements	511,707	669,007	48,269,917	22,628,553	14,654,038	13,315,000
Receivable from Advisor	4,904	4,999	—	—	—	—
Receivable for variation margin on futures contracts	—	—	81,780	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	3,545	134,884	19,981,411	8,365,661	5,601,788	464,306
Prepaid expenses	5,367	5,380	8,709	5,828	5,923	5,692
Total Assets	2,320,092	2,863,402	325,306,907	57,502,955	50,206,134	31,582,264
LIABILITIES:
Cash overdraft	1	1	—	—	—	—
Advisory fees payable	—	—	114,897	19,575	15,731	9,320
Management Services fees payable	—	—	18,944	3,965	3,291	2,247
Custodian fees payable	33	26	2,203	301	543	188
Administration fees payable	6,454	6,454	15,054	7,646	6,621	6,468
Trustee fees payable	16	14	1,620	287	393	175
Compliance services fees payable	8	4	636	109	175	65
Listing, Data and related fees payable	1,029	566	75,398	14,442	18,435	1,378
Professional fees payable	14,387	14,361	21,783	15,609	16,507	15,037
Unrealized depreciation on non- exchange traded swap agreements	728,681	1,074,795	114,663,183	15,168,423	8,987,165	8,618,257
Other liabilities	1,138	3,044	43,323	9,357	5,599	4,793
Total Liabilities	751,747	1,099,265	114,957,041	15,239,714	9,054,460	8,657,928
NET ASSETS	$1,568,345	$1,764,137	$210,349,866	$42,263,241	$41,151,674	$22,924,336
NET ASSETS CONSIST OF:
Paid in Capital	$9,703,721	$21,152,289	$823,058,691	$520,968,637	$281,328,129	$230,513,049
Distributable earnings (loss)	(8,135,376)	(19,388,152)	(612,708,825)	(478,705,396)	(240,176,455)	(207,588,713)
NET ASSETS	$1,568,345	$1,764,137	$210,349,866	$42,263,241	$41,151,674	$22,924,336
Shares (unlimited number of shares authorized, no par value)	162,457	162,317	10,504,272	3,144,832	751,947	812,119
Net Asset Value	$9.65	$10.87	$20.03	$13.44	$54.73	$28.23
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2020 :: 203

	UltraShort Health Care	UltraShort Industrials	UltraShort MidCap400	UltraShort MSCI Brazil Capped	UltraShort MSCI EAFE	UltraShort MSCI Emerging Markets
ASSETS:
Securities and Repurchase Agreements, at cost	$2,195,435	$2,483,878	$6,086,770	$25,650,829	$2,439,679	$13,196,407
Securities, at value(a)	—	—	—	1,421,836	—	569,936
Repurchase Agreements, at value	2,195,435	2,483,878	6,086,770	24,231,055	2,439,679	12,627,277
Segregated cash balances with brokers for futures contracts	—	—	49,500	—	—	—
Segregated cash balances with custodian for swap agreements	988,092	2,493,256	3,968,304	20,747,000	928,650	7,748,001
Due from counterparty	568	—	—	—	—	—
Receivable from Advisor	4,951	3,529	1,860	—	4,052	—
Receivable for variation margin on futures contracts	—	—	3,390	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	—	486,267	163,721	8,108,253	279,078	1,154,804
Prepaid expenses	5,371	5,395	5,685	6,115	5,393	5,632
Total Assets	3,194,417	5,472,325	10,279,230	54,514,259	3,656,852	22,105,650
LIABILITIES:
Cash overdraft	1	1	—	—	1	—
Advisory fees payable	—	—	—	18,459	—	6,756
Management Services fees payable	—	—	—	3,128	—	1,823
Custodian fees payable	45	64	372	393	45	250
Administration fees payable	6,454	6,454	6,454	6,645	6,454	6,463
Trustee fees payable	18	23	33	270	24	183
Compliance services fees payable	8	9	13	120	9	74
Listing, Data and related fees payable	1,165	1,243	—	—	57	20
Professional fees payable	14,408	14,400	14,461	15,740	14,407	15,191
Unrealized depreciation on non- exchange traded swap agreements	1,093,468	2,177,759	3,861,438	16,768,792	633,529	5,409,784
Other liabilities	706	4,101	3,357	2,562	913	3,589
Total Liabilities	1,116,273	2,204,054	3,886,128	16,816,109	655,439	5,444,133
NET ASSETS	$2,078,144	$3,268,271	$6,393,102	$37,698,150	$3,001,413	$16,661,517
NET ASSETS CONSIST OF:
Paid in Capital	$12,163,416	$22,610,520	$56,642,921	$104,600,657	$22,353,005	$174,862,385
Distributable earnings (loss)	(10,085,272)	(19,342,249)	(50,249,819)	(66,902,507)	(19,351,592)	(158,200,868)
NET ASSETS	$2,078,144	$3,268,271	$6,393,102	$37,698,150	$3,001,413	$16,661,517
Shares (unlimited number of shares authorized, no par value)	160,905	335,842	504,498	1,734,879	137,428	438,771
Net Asset Value	$12.92	$9.73	$12.67	$21.73	$21.84	$37.97
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

204 :: MAY 31, 2020 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort MSCI Japan	UltraShort Nasdaq Biotechnology	UltraShort Oil & Gas	UltraShort QQQ	UltraShort Real Estate	UltraShort Russell2000
ASSETS:
Securities and Repurchase Agreements, at cost	$8,654,678	$12,470,879	$15,321,007	$376,480,774	$52,237,206	$193,804,217
Securities, at value(a)	—	907,898	449,950	235,917,502	813,908	82,960,842
Repurchase Agreements, at value	8,654,678	11,564,265	14,871,694	140,615,827	51,424,449	110,850,965
Cash	—	—	—	6,542	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	1,254,000	—	1,154,560
Segregated cash balances with custodian for swap agreements	3,420,006	9,858,000	17,463,460	60,040,140	21,093,270	52,667,589
Receivable for capital shares issued	—	—	—	1,502,347	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	244,810
Unrealized appreciation on non- exchange traded swap agreements	798,873	—	617,739	—	1,091,143	2,955,050
Prepaid expenses	5,650	2,788	5,619	9,038	5,689	6,918
Total Assets	12,879,207	22,332,951	33,408,462	439,345,396	74,428,459	250,840,734
LIABILITIES:
Payable for capital shares redeemed	—	—	—	—	—	4,061,004
Advisory fees payable	1,457	1,160	4,483	124,329	24,271	69,406
Management Services fees payable	1,103	1,043	1,468	22,453	5,074	13,091
Custodian fees payable	167	225	233	3,282	212	1,380
Administration fees payable	6,454	6,475	6,465	16,459	8,061	12,323
Trustee fees payable	99	157	165	2,431	238	986
Compliance services fees payable	36	80	76	1,142	84	371
Listing, Data and related fees payable	—	2,252	7,992	45,598	11,868	46,686
Professional fees payable	14,723	15,235	15,170	27,783	15,227	18,587
Payable for variation margin on futures contracts	—	—	—	125,773	—	—
Unrealized depreciation on non- exchange traded swap agreements	1,638,505	9,747,639	16,951,360	190,428,598	19,672,641	113,648,900
Other liabilities	2,123	2,496	20,382	40,435	21,351	21,288
Total Liabilities	1,664,667	9,776,762	17,007,794	190,838,283	19,759,027	117,894,022
NET ASSETS	$11,214,540	$12,556,189	$16,400,668	$248,507,113	$54,669,432	$132,946,712
NET ASSETS CONSIST OF:
Paid in Capital	$35,428,891	$81,376,778	$102,073,076	$1,630,014,365	$277,644,265	$788,631,611
Distributable earnings (loss)	(24,214,351)	(68,820,589)	(85,672,408)	(1,381,507,252)	(222,974,833)	(655,684,899)
NET ASSETS	$11,214,540	$12,556,189	$16,400,668	$248,507,113	$54,669,432	$132,946,712
Shares (unlimited number of shares authorized, no par value)	474,913	1,484,998	367,108	17,044,232	3,145,837	11,459,437
Net Asset Value	$23.61	$8.46	$44.68	$14.58	$17.38	$11.60
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2020 :: 205

	UltraShort S&P500®	UltraShort Semiconductors	UltraShort SmallCap600	UltraShort Technology	UltraShort Utilities
ASSETS:
Securities and Repurchase Agreements, at cost	$1,920,368,221	$7,586,536	$7,227,484	$4,973,852	$689,736
Securities, at value(a)	1,777,351,854	—	—	—	—
Repurchase Agreements, at value	143,145,390	7,586,536	7,227,484	4,973,852	689,736
Cash	19,908	—	—	—	—
Segregated cash balances with brokers for futures contracts	7,642,800	—	—	—	—
Segregated cash balances with custodian for swap agreements	165,292,434	1,423,078	7,897,382	3,743,392	1,908,683
Receivable for capital shares issued	5,143,281	—	—	—	—
Receivable from Advisor	—	1,461	183	3,359	4,541
Receivable for variation margin on futures contracts	633,301	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	453,560	8,903	—	—	428,814
Prepaid expenses	27,574	5,428	7,080	5,432	5,375
Total Assets	2,099,710,102	9,025,406	15,132,129	8,726,035	3,037,149
LIABILITIES:
Cash overdraft	—	—	1	—	—
Payable for capital shares redeemed	7,200,593	—	—	—	—
Advisory fees payable	1,030,426	—	—	—	—
Management Services fees payable	137,388	—	—	—	—
Custodian fees payable	11,476	86	74	88	64
Administration fees payable	35,648	6,454	6,454	6,454	6,454
Trustee fees payable	11,368	57	48	46	33
Compliance services fees payable	4,508	25	16	19	17
Listing, Data and related fees payable	—	3,652	—	2,379	1,967
Professional fees payable	66,928	14,612	14,477	14,521	14,506
Unrealized depreciation on non-exchange traded swap agreements	610,993,009	1,444,034	5,609,788	3,841,277	1,140,353
Other liabilities	180,244	2,970	1,969	5,380	2,029
Total Liabilities	619,671,588	1,471,890	5,632,827	3,870,164	1,165,423
NET ASSETS	$1,480,038,514	$7,553,516	$9,499,302	$4,855,871	$1,871,726
NET ASSETS CONSIST OF:
Paid in Capital	$5,906,426,410	$45,862,173	$34,838,195	$30,516,696	$13,351,323
Distributable earnings (loss)	(4,426,387,896)	(38,308,657)	(25,338,893)	(25,660,825)	(11,479,597)
NET ASSETS	$1,480,038,514	$7,553,516	$9,499,302	$4,855,871	$1,871,726
Shares (unlimited number of shares authorized, no par value)	71,946,067	943,957	823,326	651,523	162,490
Net Asset Value	$20.57	$8.00	$11.54	$7.45	$11.52
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—
See accompanying notes to the financial statements.

206 :: MAY 31, 2020 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

STATEMENTS OF OPERATIONS

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2020 :: 207

	Short 7-10 Year Treasury	Short 20+ Year Treasury	Short Basic Materials	Short Dow30SM	Short Financials	Short FTSE China 50
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Interest	$346,339	$4,990,995	$24,885	$4,172,997	$286,954	$87,753
Total Investment Income	346,339	4,990,995	24,885	4,172,997	286,954	87,753
EXPENSES:
Advisory fees (Note 4)	160,412	1,765,709	16,144	2,150,841	155,884	53,444
Management Services fees (Note 4)	21,388	235,426	2,153	286,776	20,784	7,126
Professional fees	18,564	32,404	17,322	33,772	18,409	17,665
Administration fees (Note 5)	40,430	94,501	38,497	101,434	38,533	38,496
Custodian fees (Note 6)	3,199	14,105	180	15,960	1,456	520
Printing and Shareholder reports	—	23,841	622	45,799	4,641	3,259
Listing, Data and related fees (Note 7)	10,412	26,465	9,669	123,521	17,122	15,578
Trustees fees (Note 8)	531	5,678	49	6,225	462	162
Compliance services fees (Note 4)	200	2,620	20	2,915	216	86
Other fees	4,902	16,193	4,166	57,007	6,819	4,690
Total Gross Expenses before fees waived and/or reimbursed	260,038	2,216,942	88,822	2,824,250	264,326	141,026
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(57,261)	—	(68,414)	(105,796)	(67,297)	(73,448)
Total Net Expenses	202,777	2,216,942	20,408	2,718,454	197,029	67,578
Net Investment Income (Loss)	143,562	2,774,053	4,477	1,454,543	89,925	20,175
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	21	2,111	—	—	—	—
Expiration or closing of futures contracts	(67,442)	(810,802)	—	(15,176,161)	—	—
Expiration or closing of non-exchange traded swap agreements	(2,550,434)	(84,481,243)	(57,835)	(31,635,695)	(3,082,974)	(459,686)
Net realized gain (loss)	(2,617,855)	(85,289,934)	(57,835)	(46,811,856)	(3,082,974)	(459,686)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(2,868)	(79,889)	—	(65,456)	(1,274)	—
Futures contracts	5,095	51,936	—	(3,003,902)	—	—
Non-exchange traded swap agreements	(125,662)	25,564,643	(230,302)	(38,739,169)	(1,289,333)	8,241
Change in net unrealized appreciation/depreciation	(123,435)	25,536,690	(230,302)	(41,808,527)	(1,290,607)	8,241
Net realized and unrealized gain (loss)	(2,741,290)	(59,753,244)	(288,137)	(88,620,383)	(4,373,581)	(451,445)
Change in Net Assets Resulting from Operations	$(2,597,728)	$(56,979,191)	$(283,660)	$(87,165,840)	$(4,283,656)	$(431,270)

See accompanying notes to the financial statements.

208 :: FOR THE PERIODS ENDED MAY 31, 2020 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Short High Yield	Short MidCap400	Short MSCI EAFE	Short MSCI Emerging Markets	Short Oil & Gas	Short QQQ
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Interest	$1,810,149	$181,340	$464,828	$1,131,119	$21,737	$10,364,376
Total Investment Income	1,810,149	181,340	464,828	1,131,119	21,737	10,364,376
EXPENSES:
Advisory fees (Note 4)	947,749	118,834	260,731	559,692	19,296	4,161,231
Management Services fees (Note 4)	126,365	15,844	34,764	74,625	2,573	554,825
Professional fees	25,531	18,089	19,077	21,523	17,351	53,448
Administration fees (Note 5)	69,222	38,498	41,728	55,703	38,497	140,078
Custodian fees (Note 6)	6,874	2,899	1,832	4,392	191	31,887
Printing and Shareholder reports	19,941	3,007	5,191	17,687	826	54,481
Listing, Data and related fees (Note 7)	73,260	11,309	25,600	41,270	9,837	563,633
Trustees fees (Note 8)	2,964	328	809	1,783	57	12,710
Compliance services fees (Note 4)	1,369	178	404	380	26	6,808
Other fees	11,801	7,418	8,968	7,320	4,737	38,150
Total Gross Expenses before fees waived and/or reimbursed	1,285,076	216,404	399,104	784,375	93,391	5,617,251
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(86,376)	(66,237)	(69,528)	(76,796)	(69,005)	(360,696)
Total Net Expenses	1,198,700	150,167	329,576	707,579	24,386	5,256,555
Net Investment Income (Loss)	611,449	31,173	135,252	423,540	(2,649)	5,107,821
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	260	—	—
Expiration or closing of futures contracts	—	(377,037)	—	—	—	(33,645,067)
Expiration or closing of non-exchange traded swap agreements	(12,989,139)	2,772,176	(2,351,767)	(1,308,097)	18,462	(98,780,166)
Net realized gain (loss)	(12,989,139)	2,395,139	(2,351,767)	(1,307,837)	18,462	(132,425,233)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	6,011	—	(1,846)	(4,539)	—	(99,632)
Futures contracts	—	(218,163)	—	—	—	(4,876,524)
Non-exchange traded swap agreements	9,912,902	(8,125,313)	(5,447,839)	(5,152,652)	(947,582)	(82,666,545)
Change in net unrealized appreciation/depreciation	9,918,913	(8,343,476)	(5,449,685)	(5,157,191)	(947,582)	(87,642,701)
Net realized and unrealized gain (loss)	(3,070,226)	(5,948,337)	(7,801,452)	(6,465,028)	(929,120)	(220,067,934)
Change in Net Assets Resulting from Operations	$(2,458,777)	$(5,917,164)	$(7,666,200)	$(6,041,488)	$(931,769)	$(214,960,113)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2020 :: 209

	Short Real Estate	Short Russell2000	Short S&P500®	Short SmallCap600	Ultra 7-10 Year Treasury	Ultra 20+ Year Treasury
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Interest	$111,429	$5,193,496	$35,237,744	$51,931	$710,540	$732,797
Securities lending income (Note 2)	—	—	—	—	1,621	—
Total Investment Income	111,429	5,193,496	35,237,744	51,931	712,161	732,797
EXPENSES:
Advisory fees (Note 4)	80,973	2,463,859	17,328,854	41,520	271,002	307,631
Management Services fees (Note 4)	10,796	328,511	2,310,627	5,536	36,133	41,017
Professional fees	17,715	36,426	155,253	17,482	19,485	19,983
Administration fees (Note 5)	38,496	108,627	250,276	38,497	78,238	80,494
Custodian fees (Note 6)	508	18,252	110,926	406	4,845	8,256
Printing and Shareholder reports	3,559	53,070	145,776	1,516	4,086	4,418
Listing, Data and related fees (Note 7)	13,127	320,893	17,449	11,313	11,518	11,884
Trustees fees (Note 8)	224	7,216	51,178	112	845	879
Compliance services fees (Note 4)	98	3,697	25,556	49	374	437
Other fees	7,358	43,066	389,834	5,740	6,032	6,029
Total Gross Expenses before fees waived and/or reimbursed	172,854	3,383,617	20,785,729	122,171	432,558	481,028
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(70,515)	(269,437)	—	(69,696)	(89,651)	(91,470)
Total Net Expenses	102,339	3,114,180	20,785,729	52,475	342,907	389,558
Net Investment Income (Loss)	9,090	2,079,316	14,452,015	(544)	369,254	343,239
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	—	776,403	3,509,622
Expiration or closing of futures contracts	—	(5,971,163)	(51,669,485)	—	50,768	218,313
Expiration or closing of non-exchange traded swap agreements	(1,627,747)	7,508,643	(225,725,103)	245,355	1,873,175	7,271,425
In-kind redemptions of investments	—	—	—	—	—	4,728,881
Net realized gain (loss)	(1,627,747)	1,537,480	(277,394,588)	245,355	2,700,346	15,728,241
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	(75,638)	(962,618)	—	1,811,785	(2,047,495)
Futures contracts	—	(4,577,321)	(15,998,060)	—	(2,759)	(28,021)
Non-exchange traded swap agreements	(2,393,110)	(76,373,983)	(520,974,266)	(2,395,186)	3,193,170	4,575,709
Change in net unrealized appreciation/depreciation	(2,393,110)	(81,026,942)	(537,934,944)	(2,395,186)	5,002,196	2,500,193
Net realized and unrealized gain (loss)	(4,020,857)	(79,489,462)	(815,329,532)	(2,149,831)	7,702,542	18,228,434
Change in Net Assets Resulting from Operations	$(4,011,767)	$(77,410,146)	$(800,877,517)	$(2,150,375)	$8,071,796	$18,571,673

See accompanying notes to the financial statements.

210 :: FOR THE PERIODS ENDED MAY 31, 2020 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra Basic Materials	Ultra Communication Services Select Sector	Ultra Consumer Goods	Ultra Consumer Services	Ultra Dow30SM	Ultra Financials
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Dividends	$706,409	$7,134	$142,877	$199,534	$6,321,409	$13,130,654
Interest	64,839	10,334	12,618	33,899	731,546	855,040
Securities lending income (Note 2)	1,489	—	526	663	327	1,937
Foreign withholding tax on income	—	—	—	—	—	(1,323)
Total Investment Income	772,737	17,468	156,021	234,096	7,053,282	13,986,308
EXPENSES:
Advisory fees (Note 4)	279,338	10,664	51,947	165,833	2,484,143	5,285,619
Management Services fees (Note 4)	37,245	1,422	6,926	22,111	331,216	704,742
Professional fees	19,632	17,643	31,618	32,575	39,278	67,342
Administration fees (Note 5)	76,613	38,517	74,860	74,759	159,437	208,804
Custodian fees (Note 6)	7,681	7,035	4,480	13,658	22,755	118,534
Printing and Shareholder reports	7,001	95	1,283	2,162	29,728	64,245
Listing, Data and related fees (Note 7)	23,706	11,979	11,578	17,653	141,297	290,710
Trustees fees (Note 8)	834	30	157	495	7,445	16,009
Compliance services fees (Note 4)	439	25	78	244	3,905	8,627
Other fees	5,618	4,513	4,266	4,898	18,171	35,163
Total Gross Expenses before fees waived and/or reimbursed	458,107	91,923	187,193	334,388	3,237,375	6,799,795
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(104,966)	(78,423)	(121,493)	(124,658)	(96,271)	(115,504)
Total Net Expenses	353,141	13,500	65,700	209,730	3,141,104	6,684,291
Net Investment Income (Loss)	419,596	3,968	90,321	24,366	3,912,178	7,302,017
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(6,702,722)	38,377	(591,607)	(2,169,642)	(21,284,645)	(51,704,585)
Expiration or closing of futures contracts	—	—	—	—	(342,223)	—
Expiration or closing of non-exchange traded swap agreements	(2,064,915)	215,720	276,572	2,975,885	2,575,169	(141,568,361)
In-kind redemptions of investments	(90,412)	—	9,268	1,005,791	7,964,484	65,948,882
Net realized gain (loss)	(8,858,049)	254,097	(305,767)	1,812,034	(11,087,215)	(127,324,064)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	5,908,742	174,275	657,000	1,221,511	4,001,085	(74,487,189)
Futures contracts	—	—	—	—	3,747,801	—
Non-exchange traded swap agreements	1,440,061	32,864	54,218	(1,720,203)	(2,863,916)	60,248,255
Change in net unrealized appreciation/depreciation	7,348,803	207,139	711,218	(498,692)	4,884,970	(14,238,934)
Net realized and unrealized gain (loss)	(1,509,246)	461,236	405,451	1,313,342	(6,202,245)	(141,562,998)
Change in Net Assets Resulting from Operations	$(1,089,650)	$465,204	$495,772	$1,337,708	$(2,290,067)	$(134,260,981)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2020 :: 211

	Ultra FTSE China 50	Ultra FTSE Europe	Ultra Health Care	Ultra High Yield	Ultra Industrials	Ultra MidCap400
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Dividends	$—	$—	$1,471,836	$102,380	$271,012	$1,756,402
Interest	324,670	56,578	204,497	31,593	47,516	309,666
Securities lending income (Note 2)	—	—	1,679	4,153	166	11,754
Foreign withholding tax on income	—	—	—	—	—	(629)
Total Investment Income	324,670	56,578	1,678,012	138,126	318,694	2,077,193
EXPENSES:
Advisory fees (Note 4)	222,626	37,035	796,233	37,971	141,450	952,042
Management Services fees (Note 4)	29,683	4,938	106,163	5,063	18,860	126,938
Professional fees	27,284	17,536	37,228	17,517	32,422	25,770
Administration fees (Note 5)	38,613	38,496	110,776	79,355	74,713	114,474
Custodian fees (Note 6)	1,878	430	18,522	337	11,077	74,362
Printing and Shareholder reports	6,648	1,280	13,147	1,320	1,989	18,932
Listing, Data and related fees (Note 7)	37,007	10,289	51,274	—	16,352	11,309
Trustees fees (Note 8)	654	112	2,181	113	420	2,832
Compliance services fees (Note 4)	410	53	1,235	56	223	1,574
Interest	208,543	—	—	—	—	—
Other fees	5,727	4,582	9,430	3,020	5,151	9,601
Total Gross Expenses before fees waived and/or reimbursed	579,073	114,751	1,146,189	144,752	302,657	1,337,834
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(89,083)	(67,947)	(138,568)	(92,365)	(123,860)	(134,691)
Expenses reimbursed by other entities (Note 2)	(208,543)	—	—	—	—	—
Total Net Expenses	281,447	46,804	1,007,621	52,387	178,797	1,203,143
Net Investment Income (Loss)	43,223	9,774	670,391	85,739	139,897	874,050
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	(7,516,801)	—	(1,925,490)	(22,913,880)
Expiration or closing of futures contracts	—	—	—	—	—	43,533
Expiration or closing of non-exchange traded swap agreements	(5,740,410)	(2,169,852)	1,822,797	73,184	1,447,574	1,661,657
In-kind redemptions of investments	—	—	(751,013)	—	359,425	3,878,219
Net realized gain (loss)	(5,740,410)	(2,169,852)	(6,445,017)	73,184	(118,491)	(17,330,471)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	18,097,092	(58,019)	635,663	6,997,923
Futures contracts	—	—	—	—	—	918,152
Non-exchange traded swap agreements	4,772,798	1,142,508	13,510,046	(154,443)	(2,901,170)	(14,695,201)
Change in net unrealized appreciation/depreciation	4,772,798	1,142,508	31,607,138	(212,462)	(2,265,507)	(6,779,126)
Net realized and unrealized gain (loss)	(967,612)	(1,027,344)	25,162,121	(139,278)	(2,383,998)	(24,109,597)
Change in Net Assets Resulting from Operations	$(924,389)	$(1,017,570)	$25,832,512	$(53,539)	$(2,244,101)	$(23,235,547)

See accompanying notes to the financial statements.

212 :: FOR THE PERIODS ENDED MAY 31, 2020 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra MSCI Brazil Capped	Ultra MSCI EAFE	Ultra MSCI Emerging Markets	Ultra MSCI Japan	Ultra Nasdaq Biotechnology	Ultra Oil & Gas
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$953,650	$3,064,383
Interest	64,619	53,139	326,275	33,342	351,927	147,135
Securities lending income (Note 2)	—	—	—	—	130,833	2,707
Foreign withholding tax on income	—	—	—	—	(12,861)	(500)
Total Investment Income	64,619	53,139	326,275	33,342	1,423,549	3,213,725
EXPENSES:
Advisory fees (Note 4)	45,598	40,391	190,415	37,410	1,363,541	547,141
Management Services fees (Note 4)	6,080	5,385	25,388	4,988	181,804	72,951
Professional fees	17,607	17,578	18,930	17,526	30,677	21,385
Administration fees (Note 5)	39,270	38,496	38,547	38,708	130,246	95,953
Custodian fees (Note 6)	453	445	1,449	373	55,843	16,942
Printing and Shareholder reports	1,847	1,265	5,672	1,316	25,812	20,474
Listing, Data and related fees (Note 7)	11,556	11,056	20,636	10,916	185,815	37,989
Trustees fees (Note 8)	140	119	566	115	4,108	1,563
Compliance services fees (Note 4)	83	61	431	52	2,067	851
Interest	—	—	43,610	—	—	—
Other fees	4,635	4,597	5,803	4,569	12,446	15,965
Total Gross Expenses before fees waived and/or reimbursed	127,269	119,393	351,447	115,973	1,992,359	831,214
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(68,943)	(68,346)	(67,212)	(68,454)	(265,828)	(139,814)
Expenses reimbursed by other entities (Note 2)	—	—	(43,610)	—	—	—
Total Net Expenses	58,326	51,047	240,625	47,519	1,726,531	691,400
Net Investment Income (Loss)	6,293	2,092	85,650	(14,177)	(302,982)	2,522,325
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	—	(16,937,328)	(57,206,825)
Expiration or closing of non-exchange traded swap agreements	(8,174,063)	(3,456,502)	(6,786,873)	(673,500)	(7,287,450)	(14,434,325)
In-kind redemptions of investments	—	—	—	—	6,448,111	5,079,206
Net realized gain (loss)	(8,174,063)	(3,456,502)	(6,786,873)	(673,500)	(17,776,667)	(66,561,944)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	—	—	51,458,390	40,241,016
Non-exchange traded swap agreements	4,484,844	2,376,200	2,892,682	796,241	58,768,001	5,478,867
Change in net unrealized appreciation/depreciation	4,484,844	2,376,200	2,892,682	796,241	110,226,391	45,719,883
Net realized and unrealized gain (loss)	(3,689,219)	(1,080,302)	(3,894,191)	122,741	92,449,724	(20,842,061)
Change in Net Assets Resulting from Operations	$(3,682,926)	$(1,078,210)	$(3,808,541)	$108,564	$92,146,742	$(18,319,736)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2020 :: 213

	Ultra QQQ	Ultra Real Estate	Ultra Russell2000	Ultra S&P500®	Ultra Semiconductors	Ultra SmallCap600
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Dividends	$17,833,620	$2,975,147	$1,727,479	$38,917,861	$1,107,337	$259,993
Interest	1,654,305	188,841	358,052	3,676,997	140,859	64,515
Securities lending income (Note 2)	16,323	911	166,190	6,922	1	5,897
Foreign withholding tax on income	(14,766)	—	(1,101)	—	—	(140)
Total Investment Income	19,489,482	3,164,899	2,250,620	42,601,780	1,248,197	330,265
EXPENSES:
Advisory fees (Note 4)	15,309,429	968,579	1,162,730	17,954,237	536,542	164,495
Management Services fees (Note 4)	2,041,236	129,143	155,029	2,393,874	71,538	21,932
Professional fees	169,194	39,858	30,065	199,150	22,374	31,527
Administration fees (Note 5)	287,160	115,464	118,735	304,589	95,223	73,984
Custodian fees (Note 6)	151,573	21,352	254,742	498,195	9,040	36,325
Printing and Shareholder reports	86,611	15,437	30,436	120,847	12,017	2,376
Listing, Data and related fees (Note 7)	2,050,044	60,466	156,085	11,309	37,424	11,313
Trustees fees (Note 8)	44,401	2,935	3,443	53,176	1,540	491
Compliance services fees (Note 4)	22,809	1,614	1,820	28,227	747	264
Other fees	85,865	9,950	10,808	104,932	8,175	5,337
Total Gross Expenses before fees waived and/or reimbursed	20,248,322	1,364,798	1,923,893	21,668,536	794,620	348,044
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(862,349)	(141,073)	(454,285)	—	(115,296)	(140,219)
Total Net Expenses	19,385,973	1,223,725	1,469,608	21,668,536	679,324	207,825
Net Investment Income (Loss)	103,509	1,941,174	781,012	20,933,244	568,873	122,440
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(116,304,819)	(18,166,111)	(41,340,343)	(278,886,840)	(5,959,399)	(5,593,232)
Expiration or closing of futures contracts	8,905,312	—	(2,105,263)	(5,160,534)	—	—
Expiration or closing of non-exchange traded swap agreements	217,847,513	25,365,066	(5,632,840)	249,722,293	12,719,919	(4,423,283)
In-kind redemptions of investments	145,085,937	12,164,378	2,626,323	123,957,792	4,719,559	(66,100)
Net realized gain (loss)	255,533,943	19,363,333	(46,452,123)	89,632,711	11,480,079	(10,082,615)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	355,587,242	(9,694,710)	16,765,127	156,201,781	12,521,341	2,926,383
Futures contracts	38,767,201	—	1,511,985	24,070,519	—	—
Non-exchange traded swap agreements	273,011,121	(45,093,654)	(13,114,336)	(40,522,977)	3,666,047	911,329
Change in net unrealized appreciation/depreciation	667,365,564	(54,788,364)	5,162,776	139,749,323	16,187,388	3,837,712
Net realized and unrealized gain (loss)	922,899,507	(35,425,031)	(41,289,347)	229,382,034	27,667,467	(6,244,903)
Change in Net Assets Resulting from Operations	$923,003,016	$(33,483,857)	$(40,508,335)	$250,315,278	$28,236,340	$(6,122,463)

See accompanying notes to the financial statements.

214 :: FOR THE PERIODS ENDED MAY 31, 2020 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra Technology	Ultra Telecommunications	Ultra Utilities	UltraPro Dow30SM	UltraPro MidCap400	UltraPro QQQ
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Dividends	$3,755,945	$29,009	$635,578	$8,058,029	$267,971	$34,906,674
Interest	415,161	1,088	40,382	1,114,950	42,803	3,802,772
Securities lending income (Note 2)	10,995	23	—	9	1,950	27,666
Foreign withholding tax on income	—	—	—	—	(93)	(30,396)
Total Investment Income	4,182,101	30,120	675,960	9,172,988	312,631	38,706,716
EXPENSES:
Advisory fees (Note 4)	2,820,302	8,999	193,995	3,411,660	153,070	31,273,015
Management Services fees (Note 4)	376,036	1,200	25,866	454,883	20,409	4,196,124
Professional fees	58,153	17,277	29,675	57,025	29,641	297,105
Administration fees (Note 5)	166,046	74,918	74,948	177,583	74,520	394,906
Custodian fees (Note 6)	56,752	2,415	6,876	37,762	30,526	348,247
Printing and Shareholder reports	43,941	563	7,396	44,224	2,653	203,084
Listing, Data and related fees (Note 7)	159,225	9,288	19,155	190,765	11,313	4,213,980
Trustees fees (Note 8)	8,284	26	582	9,970	444	90,399
Compliance services fees (Note 4)	4,100	12	290	5,290	217	47,347
Other fees	19,169	4,056	5,649	56,460	5,395	228,895
Total Gross Expenses before fees waived and/or reimbursed	3,712,008	118,754	364,432	4,445,622	328,188	41,293,102
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(141,079)	(107,380)	(119,233)	(130,026)	(134,692)	(1,424,446)
Total Net Expenses	3,570,929	11,374	245,199	4,315,596	193,496	39,868,656
Net Investment Income (Loss)	611,172	18,746	430,761	4,857,392	119,135	(1,161,940)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(23,800,904)	(175,122)	(1,743,410)	(75,896,020)	(3,752,970)	(393,131,544)
Expiration or closing of futures contracts	—	—	—	(354,502)	(117,459)	(4,833,421)
Expiration or closing of non-exchange traded swap agreements	81,183,512	69,878	2,672,178	79,478,791	(1,947,494)	512,565,751
In-kind redemptions of investments	19,970,288	—	1,215,310	43,918,752	859,918	596,148,132
Net realized gain (loss)	77,352,896	(105,244)	2,144,078	47,147,021	(4,958,005)	710,748,918
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	66,257,503	49,859	(1,472,959)	25,310,172	2,868,854	477,395,659
Futures contracts	—	—	—	5,795,031	224,131	81,577,959
Non-exchange traded swap agreements	11,826,079	(256,947)	(5,247,084)	(51,256,711)	64,113	1,131,820,712
Change in net unrealized appreciation/depreciation	78,083,582	(207,088)	(6,720,043)	(20,151,508)	3,157,098	1,690,794,330
Net realized and unrealized gain (loss)	155,436,478	(312,332)	(4,575,965)	26,995,513	(1,800,907)	2,401,543,248
Change in Net Assets Resulting from Operations	$156,047,650	$(293,586)	$(4,145,204)	$31,852,905	$(1,681,772)	$2,400,381,308

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2020 :: 215

	UltraPro Russell2000	UltraPro S&P500®	UltraPro Short 20+ Year Treasury	UltraPro Short Dow30SM	UltraPro Short MidCap400	UltraPro Short QQQ
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Dividends	$979,120	$20,143,886	$—	$—	$—	$—
Interest	180,551	1,861,767	648,664	5,212,199	38,150	25,327,277
Securities lending income (Note 2)	82,142	2,090	—	—	—	—
Foreign withholding tax on income	(569)	—	—	—	—	—
Total Investment Income	1,241,244	22,007,743	648,664	5,212,199	38,150	25,327,277
EXPENSES:
Advisory fees (Note 4)	675,934	9,780,090	216,066	2,641,524	40,776	8,655,194
Management Services fees (Note 4)	90,124	1,303,999	28,809	352,199	5,437	1,154,014
Professional fees	34,445	117,228	19,056	36,433	17,458	92,642
Administration fees (Note 5)	99,401	249,551	40,749	109,297	38,497	192,370
Custodian fees (Note 6)	762,354	452,022	3,887	19,223	2,286	67,313
Printing and Shareholder reports	9,945	67,687	3,682	38,524	1,828	89,754
Listing, Data and related fees (Note 7)	94,425	13,597	10,969	149,690	11,313	1,166,797
Trustees fees (Note 8)	1,853	28,798	674	7,516	117	25,926
Compliance services fees (Note 4)	894	15,265	288	3,269	41	14,469
Other fees	20,131	72,202	6,929	117,504	6,938	217,166
Total Gross Expenses before fees waived and/or reimbursed	1,789,506	12,100,439	331,109	3,475,179	124,691	11,675,645
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(934,318)	—	(58,588)	(144,993)	(73,476)	(769,918)
Total Net Expenses	855,188	12,100,439	272,521	3,330,186	51,215	10,905,727
Net Investment Income (Loss)	386,056	9,907,304	376,143	1,882,013	(13,065)	14,421,550
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(23,861,220)	(204,593,764)	—	—	—	845,992
Expiration or closing of futures contracts	(1,486,746)	(10,457,366)	(133,429)	(14,336,699)	(287,206)	(79,322,975)
Expiration or closing of non-exchange traded swap agreements	532,851	231,198,097	(32,932,031)	116,269,036	(8,157,098)	(656,095,600)
In-kind redemptions of investments	6,750,864	82,889,140	—	—	—	—
Net realized gain (loss)	(18,064,251)	99,036,107	(33,065,460)	101,932,337	(8,444,304)	(734,572,583)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	19,070,948	110,829,969	(3,735)	(202,655)	—	(351,614)
Futures contracts	2,544,266	13,978,569	17,310	(2,818,961)	(83,402)	(10,559,674)
Non-exchange traded swap agreements	10,396,662	(96,841,207)	7,939,068	(562,004,883)	(6,612,230)	(811,417,578)
Change in net unrealized appreciation/depreciation	32,011,876	27,967,331	7,952,643	(565,026,499)	(6,695,632)	(822,328,866)
Net realized and unrealized gain (loss)	13,947,625	127,003,438	(25,112,817)	(463,094,162)	(15,139,936)	(1,556,901,449)
Change in Net Assets Resulting from Operations	$14,333,681	$136,910,742	$(24,736,674)	$(461,212,149)	$(15,153,001)	$(1,542,479,899)

See accompanying notes to the financial statements.

216 :: FOR THE PERIODS ENDED MAY 31, 2020 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraPro Short Russell2000	UltraPro Short S&P500®	UltraShort 7-10 Year Treasury	UltraShort 20+ Year Treasury	UltraShort Basic Materials	UltraShort Communication Services Select Sector
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Interest	$1,214,139	$12,460,878	$968,381	$15,938,642	$65,609	$13,623
Total Investment Income	1,214,139	12,460,878	968,381	15,938,642	65,609	13,623
EXPENSES:
Advisory fees (Note 4)	636,411	5,719,594	346,943	4,787,639	45,070	5,520
Management Services fees (Note 4)	84,854	762,604	46,259	638,346	6,009	736
Professional fees	22,150	61,502	20,112	59,246	17,566	17,607
Administration fees (Note 5)	57,928	157,253	47,169	149,763	38,496	21,205
Custodian fees (Note 6)	6,951	40,277	4,421	33,320	396	13
Printing and Shareholder reports	13,308	52,116	5,642	71,494	3,884	—
Listing, Data and related fees (Note 7)	89,419	11,419	12,278	57,741	11,212	6,918
Trustees fees (Note 8)	1,817	16,810	1,122	15,235	141	18
Compliance services fees (Note 4)	780	7,460	496	6,511	76	17
Other fees	24,911	212,829	6,376	36,201	4,393	4,413 (a)
Total Gross Expenses before fees waived and/or reimbursed	938,529	7,041,864	490,818	5,855,496	127,243	56,447
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(136,124)	—	(52,469)	—	(70,318)	(49,472)
Total Net Expenses	802,405	7,041,864	438,349	5,855,496	56,925	6,975
Net Investment Income (Loss)	411,734	5,419,014	530,032	10,083,146	8,684	6,648
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	11,053	751	—	—	—
Expiration or closing of futures contracts	(1,275,848)	(53,127,814)	(119,031)	(3,175,718)	—	—
Expiration or closing of non-exchange traded swap agreements	35,376,922	60,647,586	(15,580,756)	(307,120,610)	(284,615)	(307,393)
Net realized gain (loss)	34,101,074	7,530,825	(15,699,036)	(310,296,328)	(284,615)	(307,393)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(13,783)	(278,416)	(4,521)	(237,462)	—	—
Futures contracts	(804,117)	(8,166,328)	9,309	228,316	—	—
Non-exchange traded swap agreements	(138,243,713)	(1,015,058,177)	5,316,041	(34,550,571)	(2,284,880)	98,979
Change in net unrealized appreciation/depreciation	(139,061,613)	(1,023,502,921)	5,320,829	(34,559,717)	(2,284,880)	98,979
Net realized and unrealized gain (loss)	(104,960,539)	(1,015,972,096)	(10,378,207)	(344,856,045)	(2,569,495)	(208,414)
Change in Net Assets Resulting from Operations	$(104,548,805)	$(1,010,553,082)	$(9,848,175)	$(334,772,899)	$(2,560,811)	$(201,766)

(a)  Includes Treasurer service fees in the amount of 3,502.
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2020 :: 217

	UltraShort Consumer Goods	UltraShort Consumer Services	UltraShort Dow30SM	UltraShort Financials	UltraShort FTSE China 50	UltraShort FTSE Europe
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Interest	$33,295	$17,522	$2,982,185	$402,062	$516,239	$186,650
Total Investment Income	33,295	17,522	2,982,185	402,062	516,239	186,650
EXPENSES:
Advisory fees (Note 4)	15,606	9,173	1,271,698	230,941	309,903	124,818
Management Services fees (Note 4)	2,081	1,223	169,558	30,792	41,320	16,642
Professional fees	17,313	17,262	27,878	19,055	20,154	18,213
Administration fees (Note 5)	38,497	38,497	78,955	39,756	41,596	38,538
Custodian fees (Note 6)	265	175	11,856	1,878	2,801	1,097
Printing and Shareholder reports	1,204	1,916	38,604	14,593	11,553	6,902
Listing, Data and related fees (Note 7)	9,640	9,297	76,632	21,125	48,062	13,801
Trustees fees (Note 8)	50	28	3,855	680	934	382
Compliance services fees (Note 4)	25	12	1,817	324	473	163
Other fees	4,102	4,276	26,255	8,235	5,924	6,244
Total Gross Expenses before fees waived and/or reimbursed	88,783	81,859	1,707,108	367,379	482,720	226,800
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(69,080)	(70,282)	(100,788)	(75,626)	(90,913)	(69,107)
Total Net Expenses	19,703	11,577	1,606,320	291,753	391,807	157,693
Net Investment Income (Loss)	13,592	5,945	1,375,865	110,309	124,432	28,957
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	45	—	—	—
Expiration or closing of futures contracts	—	—	(8,188,714)	—	—	—
Expiration or closing of non-exchange traded swap agreements	(579,966)	(940,981)	2,308,478	(10,072,189)	(233,269)	156,334
Net realized gain (loss)	(579,966)	(940,981)	(5,880,191)	(10,072,189)	(233,269)	156,334
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	(34,136)	(1,833)	(2,275)	(972)
Futures contracts	—	—	(1,746,889)	—	—	—
Non-exchange traded swap agreements	(636,617)	(148,662)	(74,109,643)	(3,367,201)	(5,915,928)	(7,747,351)
Change in net unrealized appreciation/depreciation	(636,617)	(148,662)	(75,890,668)	(3,369,034)	(5,918,203)	(7,748,323)
Net realized and unrealized gain (loss)	(1,216,583)	(1,089,643)	(81,770,859)	(13,441,223)	(6,151,472)	(7,591,989)
Change in Net Assets Resulting from Operations	$(1,202,991)	$(1,083,698)	$(80,394,994)	$(13,330,914)	$(6,027,040)	$(7,563,032)

See accompanying notes to the financial statements.

218 :: FOR THE PERIODS ENDED MAY 31, 2020 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort Health Care	UltraShort Industrials	UltraShort MidCap400	UltraShort MSCI Brazil Capped	UltraShort MSCI EAFE	UltraShort MSCI Emerging Markets
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Interest	$37,016	$26,901	$43,968	$515,388	$26,078	$245,602
Total Investment Income	37,016	26,901	43,968	515,388	26,078	245,602
EXPENSES:
Advisory fees (Note 4)	16,892	17,866	27,455	231,353	18,336	141,922
Management Services fees (Note 4)	2,252	2,382	3,661	30,847	2,445	18,923
Professional fees	17,337	17,323	17,405	19,219	17,331	18,432
Administration fees (Note 5)	38,497	38,497	38,497	39,229	38,497	38,533
Custodian fees (Note 6)	289	298	2,211	2,294	220	1,320
Printing and Shareholder reports	853	1,764	2,037	5,671	2,558	6,965
Listing, Data and related fees (Note 7)	9,709	9,761	11,309	21,516	9,909	16,293
Trustees fees (Note 8)	52	54	77	685	57	446
Compliance services fees (Note 4)	34	28	38	362	31	203
Other fees	4,116	4,421	4,833	5,380	4,124	5,214
Total Gross Expenses before fees waived and/or reimbursed	90,031	92,394	107,523	356,556	93,508	248,251
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(68,704)	(69,835)	(72,866)	(63,819)	(70,338)	(68,818)
Total Net Expenses	21,327	22,559	34,657	292,737	23,170	179,433
Net Investment Income (Loss)	15,689	4,342	9,311	222,651	2,908	66,169
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	1,266	—	—
Expiration or closing of futures contracts	—	—	(135,239)	—	—	—
Expiration or closing of non-exchange traded swap agreements	(238,247)	(296,443)	630,623	360,688	(74,774)	(184,215)
Net realized gain (loss)	(238,247)	(296,443)	495,384	361,954	(74,774)	(184,215)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	—	(2,635)	—	(1,470)
Futures contracts	—	—	(100,805)	—	—	—
Non-exchange traded swap agreements	(985,739)	(1,255,026)	(3,226,862)	4,972,176	(730,458)	(2,509,240)
Change in net unrealized appreciation/depreciation	(985,739)	(1,255,026)	(3,327,667)	4,969,541	(730,458)	(2,510,710)
Net realized and unrealized gain (loss)	(1,223,986)	(1,551,469)	(2,832,283)	5,331,495	(805,232)	(2,694,925)
Change in Net Assets Resulting from Operations	$(1,208,297)	$(1,547,127)	$(2,822,972)	$5,554,146	$(802,324)	$(2,628,756)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2020 :: 219

	UltraShort MSCI Japan	UltraShort Nasdaq Biotechnology	UltraShort Oil & Gas	UltraShort QQQ	UltraShort Real Estate	UltraShort Russell2000
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Interest	$61,617	$390,715	$195,905	$6,761,482	$340,379	$1,494,834
Total Investment Income	61,617	390,715	195,905	6,761,482	340,379	1,494,834
EXPENSES:
Advisory fees (Note 4)	62,434	155,563	133,957	2,294,460	187,243	763,331
Management Services fees (Note 4)	8,324	20,742	17,861	305,925	24,966	101,776
Professional fees	17,737	18,596	18,392	37,199	18,522	23,396
Administration fees (Note 5)	38,496	38,530	38,535	105,503	40,131	63,051
Custodian fees (Note 6)	661	1,528	1,403	19,773	1,322	7,941
Printing and Shareholder reports	2,583	4,927	5,671	43,196	23,745	21,408
Listing, Data and related fees (Note 7)	11,920	23,912	15,953	314,733	18,794	105,496
Trustees fees (Note 8)	191	492	425	6,950	517	2,256
Compliance services fees (Note 4)	91	251	181	3,814	242	1,038
Other fees	5,142	5,267	4,632	34,149	10,465	19,707
Total Gross Expenses before fees waived and/or reimbursed	147,579	269,808	237,010	3,165,702	325,947	1,109,400
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(68,666)	(73,481)	(67,537)	(270,645)	(89,489)	(145,533)
Total Net Expenses	78,913	196,327	169,473	2,895,057	236,458	963,867
Net Investment Income (Loss)	(17,296)	194,388	26,432	3,866,425	103,921	530,967
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	49,531	—	—
Expiration or closing of futures contracts	—	—	—	(18,504,365)	—	(2,332,036)
Expiration or closing of non-exchange traded swap agreements	(1,650,184)	(6,760,719)	23,604,607	(112,535,946)	(2,622,094)	54,171,365
Net realized gain (loss)	(1,650,184)	(6,760,719)	23,604,607	(130,990,780)	(2,622,094)	51,839,329
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	(1,984)	(697)	(94,779)	(1,546)	(1,404)
Futures contracts	—	—	—	(4,496,041)	—	(1,118,887)
Non-exchange traded swap agreements	(1,224,419)	(7,453,380)	(21,437,608)	(109,595,873)	(13,503,723)	(113,730,113)
Change in net unrealized appreciation/depreciation	(1,224,419)	(7,455,364)	(21,438,305)	(114,186,693)	(13,505,269)	(114,850,404)
Net realized and unrealized gain (loss)	(2,874,603)	(14,216,083)	2,166,302	(245,177,473)	(16,127,363)	(63,011,075)
Change in Net Assets Resulting from Operations	$(2,891,899)	$(14,021,695)	$2,192,734	$(241,311,048)	$(16,023,442)	$(62,480,108)

See accompanying notes to the financial statements.

220 :: FOR THE PERIODS ENDED MAY 31, 2020 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort S&P500®	UltraShort Semiconductors	UltraShort SmallCap600	UltraShort Technology	UltraShort Utilities
	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020	Year Ended May 31, 2020
INVESTMENT INCOME:
Interest	$20,263,622	$111,315	$34,630	$71,802	$51,096
Total Investment Income	20,263,622	111,315	34,630	71,802	51,096
EXPENSES:
Advisory fees (Note 4)	8,743,334	59,910	31,174	37,304	30,087
Management Services fees (Note 4)	1,165,765	7,988	4,157	4,974	4,012
Professional fees	92,102	17,664	17,417	17,497	17,475
Administration fees (Note 5)	192,925	38,497	38,497	38,497	38,496
Custodian fees (Note 6)	61,880	567	404	428	380
Printing and Shareholder reports	99,673	2,783	1,721	2,758	1,435
Listing, Data and related fees (Note 7)	12,035	12,003	11,313	10,798	10,413
Trustees fees (Note 8)	25,894	181	90	117	90
Compliance services fees (Note 4)	12,880	96	42	61	50
Other fees	174,625	7,007	5,050	6,281	4,172
Total Gross Expenses before fees waived and/or reimbursed	10,581,113	146,696	109,865	118,715	106,610
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(71,229)	(70,534)	(71,679)	(68,599)
Total Net Expenses	10,581,113	75,467	39,331	47,036	38,011
Net Investment Income (Loss)	9,682,509	35,848	(4,701)	24,766	13,085
NET REALIZED GAIN (LOSS) FROM:
Expiration or closing of futures contracts	(40,789,952)	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	(62,933,561)	(11,448,891)	934,815	(3,318,766)	(1,280,308)
Net realized gain (loss)	(103,723,513)	(11,448,891)	934,815	(3,318,766)	(1,280,308)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(228,782)	—	—	—	—
Futures contracts	(10,746,828)	—	—	—	—
Non-exchange traded swap agreements	(572,238,789)	417,781	(5,189,479)	(2,130,932)	(68,579)
Change in net unrealized appreciation/depreciation	(583,214,399)	417,781	(5,189,479)	(2,130,932)	(68,579)
Net realized and unrealized gain (loss)	(686,937,912)	(11,031,110)	(4,254,664)	(5,449,698)	(1,348,887)
Change in Net Assets Resulting from Operations	$(677,255,403)	$(10,995,262)	$(4,259,365)	$(5,424,932)	$(1,335,802)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2020 :: 221

STATEMENTS OF CHANGES IN NET ASSETS

222 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short 7-10 Year Treasury		Short 20+ Year Treasury		Short Basic Materials
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$143,562	$647,430	$2,774,053	$5,935,393	$4,477	$8,661
Net realized gain (loss)	(2,617,855)	80,890	(85,289,934)	(13,740,507)	(57,835)	—
Change in net unrealized appreciation/depreciation	(123,435)	(2,273,186)	25,536,690	(15,438,201)	(230,302)	166,919
Change in net assets resulting from operations	(2,597,728)	(1,544,866)	(56,979,191)	(23,243,315)	(283,660)	175,580
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(286,865)	(567,393)	(4,014,689)	(5,535,075)	(9,557)	(7,270)
Total distributions	(286,865)	(567,393)	(4,014,689)	(5,535,075)	(9,557)	(7,270)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	7,549,813	38,600,643	210,385,814	150,225,406	1,863,730	—
Cost of shares redeemed	(14,385,830)	(94,836,473)	(306,816,811)	(435,526,705)	(886,434)	(936,958)
Change in net assets resulting from capital transactions	(6,836,017)	(56,235,830)	(96,430,997)	(285,301,299)	977,296	(936,958)
Change in net assets	(9,720,610)	(58,348,089)	(157,424,877)	(314,079,689)	684,079	(768,648)
NET ASSETS:
Beginning of period	$25,227,767	$83,575,856	$317,345,970	$631,425,659	$1,015,750	$1,784,398
End of period	$15,507,157	$25,227,767	$159,921,093	$317,345,970	$1,699,829	$1,015,750
SHARE TRANSACTIONS:
Beginning of period	925,000	2,875,000	15,350,000	27,850,000	50,000	100,000
Issued	300,000	1,325,000	12,350,000	6,500,000	100,000	—
Issued in-kind	—	—	—	—	—	—
Redeemed	(575,000)	(3,275,000)	(17,400,000)	(19,000,000)	(50,000)	(50,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	650,000	925,000	10,300,000	15,350,000	100,000	50,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 223

	Short Dow30SM		Short Financials		Short FTSE China 50
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,454,543	$3,089,255	$89,925	$201,453	$20,175	$60,046
Net realized gain (loss)	(46,811,856)	(11,127,936)	(3,082,974)	—	(459,686)	(658,001)
Change in net unrealized appreciation/depreciation	(41,808,527)	995,553	(1,290,607)	169,086	8,241	1,132,929
Change in net assets resulting from operations	(87,165,840)	(7,043,128)	(4,283,656)	370,539	(431,270)	534,974
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(2,907,316)	(2,649,345)	(191,308)	(130,712)	(51,680)	(31,195)
Total distributions	(2,907,316)	(2,649,345)	(191,308)	(130,712)	(51,680)	(31,195)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	566,824,599	478,598,791	43,318,799	16,042,905	6,796,890	4,950,878
Cost of shares redeemed	(242,729,367)	(434,275,146)	(28,528,017)	(13,416,080)	(7,869,240)	(2,945,292)
Change in net assets resulting from capital transactions	324,095,232	44,323,645	14,790,782	2,626,825	(1,072,350)	2,005,586
Change in net assets	234,022,076	34,631,172	10,315,818	2,866,652	(1,555,300)	2,509,365
NET ASSETS:
Beginning of period	$268,563,381	$233,932,209	$21,955,941	$19,089,289	$8,079,240	$5,569,875
End of period	$502,585,457	$268,563,381	$32,271,759	$21,955,941	$6,523,940	$8,079,240
SHARE TRANSACTIONS:
Beginning of period	4,673,755	3,923,755	974,851	824,851	400,000	300,000
Issued	10,150,000	8,350,000	1,950,000	700,000	350,000	250,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(4,600,000)	(7,600,000)	(1,350,000)	(550,000)	(400,000)	(150,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	10,223,755	4,673,755	1,574,851	974,851	350,000	400,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

224 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short High Yield		Short MidCap400		Short MSCI EAFE
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$611,449	$1,332,005	$31,173	$185,857	$135,252	$432,030
Net realized gain (loss)	(12,989,139)	(13,091,766)	2,395,139	(586,613)	(2,351,767)	(784,059)
Change in net unrealized appreciation/depreciation	9,918,913	6,383,806	(8,343,476)	(549,747)	(5,449,685)	1,421,110
Change in net assets resulting from operations	(2,458,777)	(5,375,955)	(5,917,164)	(950,503)	(7,666,200)	1,069,081
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(1,153,702)	(1,234,821)	(137,510)	(132,967)	(336,925)	(298,914)
Total distributions	(1,153,702)	(1,234,821)	(137,510)	(132,967)	(336,925)	(298,914)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	241,604,793	73,947,252	69,440,118	49,738,650	136,243,387	73,936,946
Cost of shares redeemed	(232,018,083)	(94,972,688)	(47,046,522)	(44,572,799)	(123,580,923)	(52,781,551)
Change in net assets resulting from capital transactions	9,586,710	(21,025,436)	22,393,596	5,165,851	12,662,464	21,155,395
Change in net assets	5,974,231	(27,636,212)	16,338,922	4,082,381	4,659,339	21,925,562
NET ASSETS:
Beginning of period	$113,047,202	$140,683,414	$14,682,688	$10,600,307	$40,587,701	$18,662,139
End of period	$119,021,433	$113,047,202	$31,021,610	$14,682,688	$45,247,040	$40,587,701
SHARE TRANSACTIONS:
Beginning of period	5,100,000	6,050,000	318,667	243,667	1,475,000	725,000
Issued	10,750,000	3,250,000	1,425,000	1,000,000	4,800,000	2,700,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(10,150,000)	(4,200,000)	(975,000)	(925,000)	(4,550,000)	(1,950,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	5,700,000	5,100,000	768,667	318,667	1,725,000	1,475,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 225

	Short MSCI Emerging Markets		Short Oil & Gas		Short QQQ
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$423,540	$1,635,363	$(2,649)	$15,537	$5,107,821	$6,470,606
Net realized gain (loss)	(1,307,837)	(2,691,483)	18,462	—	(132,425,233)	(51,700,457)
Change in net unrealized appreciation/depreciation	(5,157,191)	17,174,133	(947,582)	391,490	(87,642,701)	25,941,603
Change in net assets resulting from operations	(6,041,488)	16,118,013	(931,769)	407,027	(214,960,113)	(19,288,248)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(800,723)	(1,436,126)	(10,469)	(6,028)	(7,235,279)	(5,288,869)
Total distributions	(800,723)	(1,436,126)	(10,469)	(6,028)	(7,235,279)	(5,288,869)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	93,958,400	239,833,983	4,226,599	—	983,071,196	1,193,949,500
Cost of shares redeemed	(94,681,228)	(315,861,716)	(1,553,088)	—	(911,415,316)	(846,612,406)
Change in net assets resulting from capital transactions	(722,828)	(76,027,733)	2,673,511	—	71,655,880	347,337,094
Change in net assets	(7,565,039)	(61,345,846)	1,731,273	400,999	(150,539,512)	322,759,977
NET ASSETS:
Beginning of period	$95,535,580	$156,881,426	$2,000,758	$1,599,759	$652,888,407	$330,128,430
End of period	$87,970,541	$95,535,580	$3,732,031	$2,000,758	$502,348,895	$652,888,407
SHARE TRANSACTIONS:
Beginning of period	4,900,000	8,600,000	75,000	75,000	21,412,500	10,262,500
Issued	4,900,000	12,400,000	100,000	—	37,850,000	38,450,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(5,050,000)	(16,100,000)	(50,000)	—	(34,550,000)	(27,300,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	4,750,000	4,900,000	125,000	75,000	24,712,500	21,412,500

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

226 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short Real Estate		Short Russell2000		Short S&P500®
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$9,090	$101,737	$2,079,316	$3,849,165	$14,452,015	$24,576,299
Net realized gain (loss)	(1,627,747)	(814,717)	1,537,480	(15,234,745)	(277,394,588)	(247,941,216)
Change in net unrealized appreciation/depreciation	(2,393,110)	(525,699)	(81,026,942)	39,225,429	(537,934,944)	137,633,066
Change in net assets resulting from operations	(4,011,767)	(1,238,679)	(77,410,146)	27,839,849	(800,877,517)	(85,731,851)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(81,136)	(64,464)	(3,747,095)	(3,264,717)	(25,635,711)	(20,748,861)
Total distributions	(81,136)	(64,464)	(3,747,095)	(3,264,717)	(25,635,711)	(20,748,861)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	28,874,394	2,352,126	656,608,479	376,994,106	4,411,267,763	3,169,532,080
Cost of shares redeemed	(6,020,697)	(2,285,959)	(441,489,088)	(298,883,731)	(1,948,102,974)	(2,376,313,122)
Change in net assets resulting from capital transactions	22,853,697	66,167	215,119,391	78,110,375	2,463,164,789	793,218,958
Change in net assets	18,760,794	(1,236,976)	133,962,150	102,685,507	1,636,651,561	686,738,246
NET ASSETS:
Beginning of period	$8,512,756	$9,749,732	$351,303,088	$248,617,581	$2,060,777,911	$1,374,039,665
End of period	$27,273,550	$8,512,756	$485,265,238	$351,303,088	$3,697,429,472	$2,060,777,911
SHARE TRANSACTIONS:
Beginning of period	600,000	600,000	8,216,642	6,316,642	72,230,826	46,530,826
Issued	1,900,000	150,000	14,800,000	9,000,000	164,850,000	107,425,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(450,000)	(150,000)	(10,250,000)	(7,100,000)	(76,025,000)	(81,725,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	2,050,000	600,000	12,766,642	8,216,642	161,055,826	72,230,826

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 227

	Short SmallCap600		Ultra 7-10 Year Treasury		Ultra 20+ Year Treasury
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(544)	$43,660	$369,254	$652,859	$343,239	$540,251
Net realized gain (loss)	245,355	(226,761)	2,700,346	755,444	15,728,241	(977,780)
Change in net unrealized appreciation/depreciation	(2,395,186)	566,816	5,002,196	2,786,035	2,500,193	5,785,334
Change in net assets resulting from operations	(2,150,375)	383,715	8,071,796	4,194,338	18,571,673	5,347,805
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(34,088)	(17,681)	(420,866)	(673,257)	(508,416)	(520,727)
Total distributions	(34,088)	(17,681)	(420,866)	(673,257)	(508,416)	(520,727)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	14,395,719	2,292,008	74,369,333	116,785,182	112,280,244	126,038,520
Cost of shares redeemed	(2,710,181)	(2,255,264)	(72,122,214)	(120,457,541)	(111,690,064)	(122,527,674)
Change in net assets resulting from capital transactions	11,685,538	36,744	2,247,119	(3,672,359)	590,180	3,510,846
Change in net assets	9,501,075	402,778	9,898,049	(151,278)	18,653,437	8,337,924
NET ASSETS:
Beginning of period	$4,149,455	$3,746,677	$24,288,868	$24,440,146	$31,422,749	$23,084,825
End of period	$13,650,530	$4,149,455	$34,186,917	$24,288,868	$50,076,186	$31,422,749
SHARE TRANSACTIONS:
Beginning of period	118,681	118,681	400,000	450,000	350,000	300,000
Issued	375,000	75,000	1,150,000	2,175,000	1,000,000	1,725,000
Issued in-kind	—	—	—	—	25,000	—
Redeemed	(75,000)	(75,000)	(1,100,000)	(2,225,000)	(850,000)	(1,675,000)
Redemption in-kind	—	—	—	—	(150,000)	—
Shares outstanding, end of period	418,681	118,681	450,000	400,000	375,000	350,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

228 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Basic Materials		Ultra Communication Services Select Sector		Ultra Consumer Goods
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	January 15, 2019* through May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$419,596	$617,072	$3,968	$9,370	$90,321	$131,374
Net realized gain (loss)	(8,858,049)	(6,140,903)	254,097	6,588	(305,767)	(9,289)
Change in net unrealized appreciation/depreciation	7,348,803	(10,393,593)	207,139	348,916	711,218	198,409
Change in net assets resulting from operations	(1,089,650)	(15,917,424)	465,204	364,874	495,772	320,494
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(550,030)	(415,397)	(7,820)	(3,016)	(78,481)	(52,493)
Total distributions	(550,030)	(415,397)	(7,820)	(3,016)	(78,481)	(52,493)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	4,880,545	32,562,004	800,555	4,000,040	—	7,568,409
Cost of shares redeemed	(11,225,607)	(40,704,264)	(3,066,301)	—	(1,974,812)	(10,736,152)
Change in net assets resulting from capital transactions	(6,345,062)	(8,142,260)	(2,265,746)	4,000,040	(1,974,812)	(3,167,743)
Change in net assets	(7,984,742)	(24,475,081)	(1,808,362)	4,361,898	(1,557,521)	(2,899,742)
NET ASSETS:
Beginning of period	$35,681,062	$60,156,143	$4,361,898	$—	$6,946,442	$9,846,184
End of period	$27,696,320	$35,681,062	$2,553,536	$4,361,898	$5,388,921	$6,946,442
SHARE TRANSACTIONS:
Beginning of period	750,000	875,000	100,001	—	175,000	250,000
Issued	—	350,000	—	100,001	—	150,000
Issued in-kind	100,000	150,000	25,000	—	—	25,000
Redeemed	—	—	(75,000)	—	—	—
Redemption in-kind	(225,000)	(625,000)	—	—	(50,000)	(250,000)
Shares outstanding, end of period	625,000	750,000	50,001	100,001	125,000	175,000

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 229

	Ultra Consumer Services		Ultra Dow30SM		Ultra Financials
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$24,366	$26,642	$3,912,178	$4,025,260	$7,302,017	$8,529,258
Net realized gain (loss)	1,812,034	5,527,533	(11,087,215)	91,360,455	(127,324,064)	33,969,173
Change in net unrealized appreciation/depreciation	(498,692)	(2,327,190)	4,884,970	(85,890,951)	(14,238,934)	(40,104,742)
Change in net assets resulting from operations	1,337,708	3,226,985	(2,290,067)	9,494,764	(134,260,981)	2,393,689
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(48,615)	(25,244)	(2,745,579)	(3,107,877)	(8,367,729)	(8,896,429)
Total distributions	(48,615)	(25,244)	(2,745,579)	(3,107,877)	(8,367,729)	(8,896,429)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	10,787,505	25,413,328	98,178,728	640,899,426	31,010,202	10,061,961
Cost of shares redeemed	(15,639,287)	(30,461,408)	(113,688,788)	(750,182,632)	(175,786,785)	(150,975,538)
Change in net assets resulting from capital transactions	(4,851,782)	(5,048,080)	(15,510,060)	(109,283,206)	(144,776,583)	(140,913,577)
Change in net assets	(3,562,689)	(1,846,339)	(20,545,706)	(102,896,319)	(287,405,293)	(147,416,317)
NET ASSETS:
Beginning of period	$22,009,206	$23,855,545	$318,328,694	$421,225,013	$735,703,949	$883,120,266
End of period	$18,446,517	$22,009,206	$297,782,988	$318,328,694	$448,298,656	$735,703,949
SHARE TRANSACTIONS:
Beginning of period	225,000	275,000	7,500,000	9,950,000	18,057,750	21,507,750
Issued	100,000	200,000	2,650,000	12,800,000	900,000	250,000
Issued in-kind	—	50,000	—	400,000	—	—
Redeemed	—	—	—	(5,600,000)	—	—
Redemption in-kind	(150,000)	(300,000)	(2,600,000)	(10,050,000)	(3,750,000)	(3,700,000)
Shares outstanding, end of period	175,000	225,000	7,550,000	7,500,000	15,207,750	18,057,750

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

230 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra FTSE China 50		Ultra FTSE Europe		Ultra Health Care
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$43,223	$230,703	$9,774	$45,882	$670,391	$734,097
Net realized gain (loss)	(5,740,410)	(7,343,760)	(2,169,852)	(1,088,442)	(6,445,017)	10,153,949
Change in net unrealized appreciation/depreciation	4,772,798	(7,051,083)	1,142,508	(767,088)	31,607,138	(13,992,344)
Change in net assets resulting from operations	(924,389)	(14,164,140)	(1,017,570)	(1,809,648)	25,832,512	(3,104,298)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(1,256,323)	(401,972)	(30,254)	(226,093)	(365,784)	(415,272)
Total distributions	(1,256,323)	(401,972)	(30,254)	(226,093)	(365,784)	(415,272)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	23,108,401	28,142,700	1,373,308	3,808,409	26,488,163	231,453,342
Cost of shares redeemed	(38,954,510)	(18,672,320)	(2,281,685)	(7,326,636)	(40,877,970)	(217,737,110)
Change in net assets resulting from capital transactions	(15,846,109)	9,470,380	(908,377)	(3,518,227)	(14,389,807)	13,716,232
Change in net assets	(18,026,821)	(5,095,732)	(1,956,201)	(5,553,968)	11,076,921	10,196,662
NET ASSETS:
Beginning of period	$38,188,778	$43,284,510	$5,455,896	$11,009,864	$99,639,493	$89,442,831
End of period	$20,161,957	$38,188,778	$3,499,695	$5,455,896	$110,716,414	$99,639,493
SHARE TRANSACTIONS:
Beginning of period	650,000	525,000	125,000	200,000	1,075,000	1,025,000
Issued	425,000	400,000	25,000	75,000	150,000	750,000
Issued in-kind	—	—	—	—	75,000	1,525,000
Redeemed	(675,000)	(275,000)	(50,000)	(150,000)	—	—
Redemption in-kind	—	—	—	—	(400,000)	(2,225,000)
Shares outstanding, end of period	400,000	650,000	100,000	125,000	900,000	1,075,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 231

	Ultra High Yield		Ultra Industrials		Ultra MidCap400
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$85,739	$96,627	$139,897	$147,706	$874,050	$775,948
Net realized gain (loss)	73,184	16,847	(118,491)	2,779,986	(17,330,471)	10,235,333
Change in net unrealized appreciation/depreciation	(212,462)	119,768	(2,265,507)	(3,310,824)	(6,779,126)	(37,100,518)
Change in net assets resulting from operations	(53,539)	233,242	(2,244,101)	(383,132)	(23,235,547)	(26,089,237)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(203,930)	(96,351)	(128,276)	(97,835)	(1,040,511)	(671,119)
Total distributions	(203,930)	(96,351)	(128,276)	(97,835)	(1,040,511)	(671,119)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,736,193	—	3,751,969	9,107,348	129,498,583	161,038,065
Cost of shares redeemed	—	—	(5,345,344)	(16,214,969)	(130,323,313)	(158,053,980)
Change in net assets resulting from capital transactions	1,736,193	—	(1,593,375)	(7,107,621)	(824,730)	2,984,085
Change in net assets	1,478,724	136,891	(3,965,752)	(7,588,588)	(25,100,788)	(23,776,271)
NET ASSETS:
Beginning of period	$3,334,442	$3,197,551	$18,803,532	$26,392,120	$130,136,561	$153,912,832
End of period	$4,813,166	$3,334,442	$14,837,780	$18,803,532	$105,035,773	$130,136,561
SHARE TRANSACTIONS:
Beginning of period	50,000	50,000	275,000	375,000	3,675,000	3,625,000
Issued	25,000	—	50,000	100,000	2,100,000	1,600,000
Issued in-kind	—	—	—	25,000	1,700,000	2,750,000
Redeemed	—	—	—	—	(1,800,000)	(1,350,000)
Redemption in-kind	—	—	(75,000)	(225,000)	(2,000,000)	(2,950,000)
Shares outstanding, end of period	75,000	50,000	250,000	275,000	3,675,000	3,675,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

232 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra MSCI Brazil Capped		Ultra MSCI EAFE		Ultra MSCI Emerging Markets
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$6,293	$46,865	$2,092	$33,909	$85,650	$305,653
Net realized gain (loss)	(8,174,063)	(988,303)	(3,456,502)	—	(6,786,873)	(6,297,367)
Change in net unrealized appreciation/depreciation	4,484,844	3,480,838	2,376,200	(1,862,212)	2,892,682	(3,727,553)
Change in net assets resulting from operations	(3,682,926)	2,539,400	(1,078,210)	(1,828,303)	(3,808,541)	(9,719,267)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(36,888)	(20,960)	(17,764)	(13,381)	(456,050)	(116,062)
Total distributions	(36,888)	(20,960)	(17,764)	(13,381)	(456,050)	(116,062)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,745,286	12,720,142	4,152,033	—	18,737,444	52,418,645
Cost of shares redeemed	(2,370,437)	(16,618,156)	(5,521,918)	(3,628,081)	(37,717,134)	(57,877,490)
Change in net assets resulting from capital transactions	374,849	(3,898,014)	(1,369,885)	(3,628,081)	(18,979,690)	(5,458,845)
Change in net assets	(3,344,965)	(1,379,574)	(2,465,859)	(5,469,765)	(23,244,281)	(15,294,174)
NET ASSETS:
Beginning of period	$8,231,234	$9,610,808	$6,058,024	$11,527,789	$36,005,217	$51,299,391
End of period	$4,886,269	$8,231,234	$3,592,165	$6,058,024	$12,760,936	$36,005,217
SHARE TRANSACTIONS:
Beginning of period	116,557	166,557	175,000	275,000	550,000	600,000
Issued	175,000	250,000	100,000	—	275,000	750,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(50,000)	(300,000)	(150,000)	(100,000)	(575,000)	(800,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	241,557	116,557	125,000	175,000	250,000	550,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 233

	Ultra MSCI Japan		Ultra Nasdaq Biotechnology		Ultra Oil & Gas
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020		Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(14,177)	$30,403	$(302,982)	$(724,086)	$2,522,325		$1,672,540
Net realized gain (loss)	(673,500)	(623,403)	(17,776,667)	(11,945,908)	(66,561,944)		(8,729,965)
Change in net unrealized appreciation/depreciation	796,241	346,425	110,226,391	(53,724,540)	45,719,883		(42,213,685)
Change in net assets resulting from operations	108,564	(246,575)	92,146,742	(66,394,534)	(18,319,736)		(49,271,110)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(6,000)	(2,289,936)	—	—	(2,099,404)		(1,708,799)
Tax return of capital	(863)	—	—	—	—		—
Total distributions	(6,863)	(2,289,936)	—	—	(2,099,404)		(1,708,799)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	50,427,892	49,152,327	192,353,720	90,847,607		36,528,829
Cost of shares redeemed	(1,434,169)	(52,077,063)	(164,773,349)	(281,757,276)	(25,120,723)		(41,080,411)
Change in net assets resulting from capital transactions	(1,434,169)	(1,649,171)	(115,621,022)	(89,403,556)	65,726,884		(4,551,582)
Change in net assets	(1,332,468)	(4,185,682)	(23,474,280)	(155,798,090)	45,307,744		(55,531,491)
NET ASSETS:
Beginning of period	$5,251,400	$9,437,082	$207,453,919	$363,252,009	$71,167,799		$126,699,290
End of period	$3,918,932	$5,251,400	$183,979,639	$207,453,919	$116,475,543		$71,167,799
SHARE TRANSACTIONS:
Beginning of period	175,000	225,000	4,750,000	6,500,000	297,500	(b)	292,500	(b)
Issued	—	1,725,000	50,000	650,000	75,000	(b)	5,000	(b)
Issued in-kind	—	—	800,000	2,750,000	1,290,000	(b)	115,000	(b)
Redeemed	(50,000)	(1,775,000)	—	(300,000)	—	(b)	(5,000	)(b)
Redemption in-kind	—	—	(3,000,000)	(4,850,000)	(205,882	)(b)	(110,000	)(b)
Shares outstanding, end of period	125,000	175,000	2,600,000	4,750,000	1,456,618	(b)	297,500	(b)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:10 reverse stock split effective April 21, 2020.

See accompanying notes to the financial statements.

234 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra QQQ		Ultra Real Estate		Ultra Russell2000
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$103,509	$2,486,862	$1,941,174	$2,538,290	$781,012	$897,878
Net realized gain (loss)	255,533,943	395,279,088	19,363,333	5,535,692	(46,452,123)	7,751,568
Change in net unrealized appreciation/depreciation	667,365,564	(456,196,673)	(54,788,364)	21,280,211	5,162,776	(58,839,126)
Change in net assets resulting from operations	923,003,016	(58,430,723)	(33,483,857)	29,354,193	(40,508,335)	(50,189,680)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(1,945,486)	(2,180,642)	(1,939,090)	(1,808,914)	(1,075,471)	(622,357)
Total distributions	(1,945,486)	(2,180,642)	(1,939,090)	(1,808,914)	(1,075,471)	(622,357)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	731,744,087	1,978,859,405	196,938,520	99,064,386	278,119,431	234,916,588
Cost of shares redeemed	(973,259,740)	(2,009,810,680)	(222,602,059)	(120,680,252)	(272,552,673)	(287,390,380)
Change in net assets resulting from capital transactions	(241,515,653)	(30,951,275)	(25,663,539)	(21,615,866)	5,566,758	(52,473,792)
Change in net assets	679,541,877	(91,562,640)	(61,086,486)	5,929,413	(36,017,048)	(103,285,829)
NET ASSETS:
Beginning of period	$1,691,570,612	$1,783,133,252	$137,732,670	$131,803,257	$160,681,276	$263,967,105
End of period	$2,371,112,489	$1,691,570,612	$76,646,184	$137,732,670	$124,664,228	$160,681,276
SHARE TRANSACTIONS:
Beginning of period	20,300,000	21,000,000	1,833,744	2,158,744	2,650,000	3,350,000
Issued	2,000,000	17,250,000	2,250,000	1,350,000	4,300,000	2,550,000
Issued in-kind	4,900,000	4,050,000	50,000	150,000	850,000	1,050,000
Redeemed	—	—	—	—	(3,850,000)	(2,650,000)
Redemption in-kind	(9,200,000)	(22,000,000)	(2,650,000)	(1,825,000)	(1,250,000)	(1,650,000)
Shares outstanding, end of period	18,000,000	20,300,000	1,483,744	1,833,744	2,700,000	2,650,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 235

	Ultra S&P500®		Ultra Semiconductors		Ultra SmallCap600
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$20,933,244	$21,141,859	$568,873	$579,535	$122,440	$123,710
Net realized gain (loss)	89,632,711	254,806,718	11,480,079	(5,210,920)	(10,082,615)	6,441,032
Change in net unrealized appreciation/depreciation	139,749,323	(254,748,270)	16,187,388	(18,642,481)	3,837,712	(14,817,117)
Change in net assets resulting from operations	250,315,278	21,200,307	28,236,340	(23,273,866)	(6,122,463)	(8,252,375)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(13,884,315)	(16,169,372)	(603,018)	(428,148)	(87,549)	(71,223)
Total distributions	(13,884,315)	(16,169,372)	(603,018)	(428,148)	(87,549)	(71,223)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,999,735,936	3,357,668,823	44,118,232	14,115,283	3,632,712	32,107,379
Cost of shares redeemed	(2,285,603,351)	(3,487,718,285)	(32,638,994)	(31,746,795)	(6,193,393)	(28,941,996)
Change in net assets resulting from capital transactions	(285,867,415)	(130,049,462)	11,479,238	(17,631,512)	(2,560,681)	3,165,383
Change in net assets	(49,436,452)	(125,018,527)	39,112,560	(41,333,526)	(8,770,693)	(5,158,215)
NET ASSETS:
Beginning of period	$2,215,265,328	$2,340,283,855	$38,511,243	$79,844,769	$23,248,790	$28,407,005
End of period	$2,165,828,876	$2,215,265,328	$77,623,803	$38,511,243	$14,478,097	$23,248,790
SHARE TRANSACTIONS:
Beginning of period	20,000,000	21,200,000	1,175,000	1,625,000	275,000	250,000
Issued	8,750,000	24,750,000	225,000	150,000	50,000	225,000
Issued in-kind	8,750,000	3,650,000	700,000	150,000	—	25,000
Redeemed	(300,000)	—	—	—	—	—
Redemption in-kind	(19,400,000)	(29,600,000)	(700,000)	(750,000)	(75,000)	(225,000)
Shares outstanding, end of period	17,800,000	20,000,000	1,400,000	1,175,000	250,000	275,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

236 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Technology		Ultra Telecommunications		Ultra Utilities
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$611,172	$855,169	$18,746	$25,337	$430,761	$263,692
Net realized gain (loss)	77,352,896	25,542,976	(105,244)	105,513	2,144,078	911,428
Change in net unrealized appreciation/depreciation	78,083,582	(55,260,362)	(207,088)	305,727	(6,720,043)	2,118,452
Change in net assets resulting from operations	156,047,650	(28,862,217)	(293,586)	436,577	(4,145,204)	3,293,572
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(742,927)	(964,109)	(17,115)	(19,754)	(327,939)	(228,238)
Total distributions	(742,927)	(964,109)	(17,115)	(19,754)	(327,939)	(228,238)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	120,179,033	531,483,020	1,945,391	940,790	21,587,435	6,480,205
Cost of shares redeemed	(158,188,302)	(543,232,714)	(1,688,568)	(3,118,429)	(18,834,712)	(4,796,817)
Change in net assets resulting from capital transactions	(38,009,269)	(11,749,694)	256,823	(2,177,639)	2,752,723	1,683,388
Change in net assets	117,295,454	(41,576,020)	(53,878)	(1,760,816)	(1,720,420)	4,748,722
NET ASSETS:
Beginning of period	$300,442,397	$342,018,417	$913,321	$2,674,137	$17,035,115	$12,286,393
End of period	$417,737,851	$300,442,397	$859,443	$913,321	$15,314,695	$17,035,115
SHARE TRANSACTIONS:
Beginning of period	2,950,000	3,250,000	25,000	75,000	300,000	275,000
Issued	150,000	2,750,000	—	—	50,000	75,000
Issued in-kind	675,000	2,100,000	50,000	25,000	275,000	50,000
Redeemed	—	—	(50,000)	(75,000)	(100,000)	—
Redemption in-kind	(1,250,000)	(5,150,000)	—	—	(225,000)	(100,000)
Shares outstanding, end of period	2,525,000	2,950,000	25,000	25,000	300,000	300,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 237

	UltraPro Dow30SM		UltraPro MidCap400		UltraPro QQQ
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$4,857,392	$5,280,290	$119,135	$170,153	$(1,161,940)	$9,574,778
Net realized gain (loss)	47,147,021	55,575,955	(4,958,005)	(3,140,545)	710,748,918	638,114,517
Change in net unrealized appreciation/depreciation	(20,151,508)	(33,779,528)	3,157,098	(6,829,162)	1,690,794,330	(968,276,636)
Change in net assets resulting from operations	31,852,905	27,076,717	(1,681,772)	(9,799,554)	2,400,381,308	(320,587,341)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(3,061,393)	(3,409,239)	(99,090)	(84,974)	(1,544,886)	(5,119,354)
Total distributions	(3,061,393)	(3,409,239)	(99,090)	(84,974)	(1,544,886)	(5,119,354)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,123,572,236	441,803,548	10,212,048	26,071,472	7,227,079,652	5,908,320,753
Cost of shares redeemed	(855,155,193)	(634,242,786)	(7,076,664)	(32,348,139)	(6,983,803,368)	(5,841,811,978)
Change in net assets resulting from capital transactions	268,417,043	(192,439,238)	3,135,384	(6,276,667)	243,276,284	66,508,775
Change in net assets	297,208,555	(168,771,760)	1,354,522	(16,161,195)	2,642,112,706	(259,197,920)
NET ASSETS:
Beginning of period	$407,843,770	$576,615,530	$19,592,995	$35,754,190	$3,189,759,958	$3,448,957,878
End of period	$705,052,325	$407,843,770	$20,947,517	$19,592,995	$5,831,872,664	$3,189,759,958
SHARE TRANSACTIONS:
Beginning of period	4,850,000	6,650,000	225,000	300,000	63,550,000	61,850,000
Issued	11,400,000	3,500,000	100,000	200,000	77,050,000	100,050,000
Issued in-kind	8,200,000	1,550,000	175,000	—	36,750,000	2,350,000
Redeemed	—	—	—	—	(300,000)	(250,000)
Redemption in-kind	(13,050,000)	(6,850,000)	(75,000)	(275,000)	(106,650,000)	(100,450,000)
Shares outstanding, end of period	11,400,000	4,850,000	425,000	225,000	70,400,000	63,550,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

238 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraPro Russell2000		UltraPro S&P500®		UltraPro Short 20+ Year Treasury
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020		Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$386,056	$443,543	$9,907,304	$11,791,559	$376,143		$617,376
Net realized gain (loss)	(18,064,251)	13,943,824	99,036,107	79,700,318	(33,065,460)		(2,150,104)
Change in net unrealized appreciation/depreciation	32,011,876	(60,075,468)	27,967,331	(73,670,261)	7,952,643		(10,585,903)
Change in net assets resulting from operations	14,333,681	(45,688,101)	136,910,742	17,821,616	(24,736,674)		(12,118,631)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(153,599)	(277,446)	(6,548,284)	(7,998,647)	(543,308)		(431,459)
Total distributions	(153,599)	(277,446)	(6,548,284)	(7,998,647)	(543,308)		(431,459)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	385,725,157	262,896,198	1,905,088,444	1,921,883,789	63,478,519		24,007,358
Cost of shares redeemed	(291,005,201)	(293,574,200)	(1,767,067,799)	(2,271,920,524)	(51,668,370)		(69,599,389)
Change in net assets resulting from capital transactions	94,719,956	(30,678,002)	138,020,645	(350,036,735)	11,810,149		(45,592,031)
Change in net assets	108,900,038	(76,643,549)	268,383,103	(340,213,766)	(13,469,833)		(58,142,121)
NET ASSETS:
Beginning of period	$76,055,570	$152,699,119	$1,105,011,081	$1,445,224,847	$36,974,631		$95,116,752
End of period	$184,955,608	$76,055,570	$1,373,394,184	$1,105,011,081	$23,504,798		$36,974,631
SHARE TRANSACTIONS:
Beginning of period	1,250,000	1,600,000	24,700,000	31,200,000	468,729	(c)	893,729	(c)
Issued	9,500,000	2,700,000	31,650,000	33,100,000	1,362,500	(c)	212,500	(c)
Issued in-kind	2,050,000	500,000	14,350,000	5,950,000	—	(c)	—	(c)
Redeemed	(4,050,000)	—	—	(100,000)	(1,037,624	)(c)	(637,500	)(c)
Redemption in-kind	(2,750,000)	(3,550,000)	(38,800,000)	(45,450,000)	—	(c)	—	(c)
Shares outstanding, end of period	6,000,000	1,250,000	31,900,000	24,700,000	793,605	(c)	468,729	(c)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(c)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective April 21, 2020.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 239

	UltraPro Short Dow30SM		UltraPro Short MidCap400				UltraPro Short QQQ
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020		Year Ended May 31, 2019		Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,882,013	$3,606,341	$(13,065)		$22,802		$14,421,550	$16,563,927
Net realized gain (loss)	101,932,337	(29,727,758)	(8,444,304)		748,637		(734,572,583)	(168,950,454)
Change in net unrealized appreciation/depreciation	(565,026,499)	6,447,093	(6,695,632)		(809,793)		(822,328,866)	(46,295,915)
Change in net assets resulting from operations	(461,212,149)	(19,674,324)	(15,153,001)		(38,354)		(1,542,479,899)	(198,682,442)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(3,944,775)	(2,919,345)	(23,951)		(9,607)		(21,505,701)	(12,162,135)
Total distributions	(3,944,775)	(2,919,345)	(23,951)		(9,607)		(21,505,701)	(12,162,135)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,603,073,875	462,283,566	28,888,460		1,757,226		4,602,346,834	2,986,460,123
Cost of shares redeemed	(576,190,898)	(362,899,201)	(1,675,387)		(1,030,197)		(3,055,520,293)	(2,229,846,805)
Change in net assets resulting from capital transactions	1,026,882,977	99,384,365	27,213,073		727,029		1,546,826,541	756,613,318
Change in net assets	561,726,053	76,790,696	12,036,121		679,068		(17,159,059)	545,768,741
NET ASSETS:
Beginning of period	$254,249,268	$177,458,572	$2,650,010		$1,970,942		$1,130,668,023	$584,899,282
End of period	$815,975,321	$254,249,268	$14,686,131		$2,650,010		$1,113,508,964	$1,130,668,023
SHARE TRANSACTIONS:
Beginning of period	4,134,069	2,396,569	67,172	(c)	54,672	(c)	25,421,323	9,758,823
Issued	39,100,000	7,262,500	837,500	(c)	37,500	(c)	223,500,000	59,175,000
Issued in-kind	—	—	—	(c)	—	(c)	—	—
Redeemed	(12,850,104)	(5,525,000)	(62,790	)(c)	(25,000	)(c)	(130,700,092)	(43,512,500)
Redemption in-kind	—	—	—	(c)	—	(c)	—	—
Shares outstanding, end of period	30,383,965	4,134,069	841,882	(c)	67,172	(c)	118,221,231	25,421,323

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(c)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective April 21, 2020.

See accompanying notes to the financial statements.

240 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraPro Short Russell2000		UltraPro Short S&P500®		UltraShort 7-10 Year Treasury
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$411,734	$831,479	$5,419,014	$8,883,657	$530,032	$1,243,189
Net realized gain (loss)	34,101,074	(5,853,593)	7,530,825	(237,975,116)	(15,699,036)	7,530,905
Change in net unrealized appreciation/depreciation	(139,061,613)	18,223,043	(1,023,502,921)	195,664,076	5,320,829	(18,183,491)
Change in net assets resulting from operations	(104,548,805)	13,200,929	(1,010,553,082)	(33,427,383)	(9,848,175)	(9,409,397)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(913,967)	(695,722)	(9,319,997)	(8,071,291)	(848,378)	(986,441)
Total distributions	(913,967)	(695,722)	(9,319,997)	(8,071,291)	(848,378)	(986,441)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	403,477,964	159,377,040	3,131,456,364	1,754,910,338	2,383,153	30,268,012
Cost of shares redeemed	(209,142,812)	(159,917,913)	(1,398,559,570)	(1,566,553,211)	(28,781,125)	(94,951,498)
Change in net assets resulting from capital transactions	194,335,152	(540,873)	1,732,896,794	188,357,127	(26,397,972)	(64,683,486)
Change in net assets	88,872,380	11,964,334	713,023,715	146,858,453	(37,094,525)	(75,079,324)
NET ASSETS:
Beginning of period	$81,442,436	$69,478,102	$610,645,177	$463,786,724	$66,965,791	$142,045,115
End of period	$170,314,816	$81,442,436	$1,323,668,892	$610,645,177	$29,871,266	$66,965,791
SHARE TRANSACTIONS:
Beginning of period	2,813,142	2,763,142	17,848,634	11,348,634	3,350,000	6,250,000
Issued	19,000,000	5,900,000	145,500,000	48,550,000	150,000	1,300,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(8,700,000)	(5,850,000)	(61,600,000)	(42,050,000)	(1,550,000)	(4,200,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	13,113,142	2,813,142	101,748,634	17,848,634	1,950,000	3,350,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 241

	UltraShort 20+ Year Treasury		UltraShort Basic Materials		UltraShort Communication Services Select Sector
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	January 15, 2019* through May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$10,083,146	$17,265,257	$8,684	$29,422	$6,648	$19,758
Net realized gain (loss)	(310,296,328)	55,873,798	(284,615)	(2,643,238)	(307,393)	—
Change in net unrealized appreciation/depreciation	(34,559,717)	(212,176,090)	(2,284,880)	3,696,248	98,979	(468,856)
Change in net assets resulting from operations	(334,772,899)	(139,037,035)	(2,560,811)	1,082,432	(201,766)	(449,098)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(13,702,751)	(16,493,224)	(31,115)	(12,522)	(14,702)	(8,625)
Total distributions	(13,702,751)	(16,493,224)	(31,115)	(12,522)	(14,702)	(8,625)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	470,459,959	258,478,219	8,970,343	4,884,851	—	4,000,040
Cost of shares redeemed	(573,850,748)	(1,060,318,632)	(7,555,505)	(4,871,692)	(2,823,382)	—
Change in net assets resulting from capital transactions	(103,390,789)	(801,840,413)	1,414,838	13,159	(2,823,382)	4,000,040
Change in net assets	(451,866,439)	(957,370,672)	(1,177,088)	1,083,069	(3,039,850)	3,542,317
NET ASSETS:
Beginning of period	$886,564,510	$1,843,935,182	$5,597,586	$4,514,517	$3,542,317	$—
End of period	$434,698,071	$886,564,510	$4,420,498	$5,597,586	$502,467	$3,542,317
SHARE TRANSACTIONS:
Beginning of period	29,856,929	51,206,929	170,356	170,356	100,001	—
Issued	22,050,000	7,300,000	300,000	150,000	—	100,001
Issued in-kind	—	—	—	—	—	—
Redeemed	(24,850,000)	(28,650,000)	(250,000)	(150,000)	(75,000)	—
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	27,056,929	29,856,929	220,356	170,356	25,001	100,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

242 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Consumer Goods		UltraShort Consumer Services		UltraShort Dow30SM
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$13,592	$26,286	$5,945	$17,274	$1,375,865	$2,315,329
Net realized gain (loss)	(579,966)	—	(940,981)	—	(5,880,191)	(30,950,728)
Change in net unrealized appreciation/depreciation	(636,617)	(247,993)	(148,662)	(342,798)	(75,890,668)	16,861,335
Change in net assets resulting from operations	(1,202,991)	(221,707)	(1,083,698)	(325,524)	(80,394,994)	(11,774,064)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(24,468)	(22,168)	(14,418)	(15,063)	(2,193,228)	(2,050,513)
Total distributions	(24,468)	(22,168)	(14,418)	(15,063)	(2,193,228)	(2,050,513)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	3,161,021	3,003,999	4,025,147	950,889	419,337,519	227,229,762
Cost of shares redeemed	(3,599,037)	(2,191,414)	(1,785,845)	(1,331,244)	(269,499,256)	(213,478,131)
Change in net assets resulting from capital transactions	(438,016)	812,585	2,239,302	(380,355)	149,838,263	13,751,631
Change in net assets	(1,665,475)	568,710	1,141,186	(720,942)	67,250,041	(72,946)
NET ASSETS:
Beginning of period	$3,233,820	$2,665,110	$622,951	$1,343,893	$143,099,825	$143,172,771
End of period	$1,568,345	$3,233,820	$1,764,137	$622,951	$210,349,866	$143,099,825
SHARE TRANSACTIONS:
Beginning of period	212,457	162,457	37,317	62,317	4,654,272	4,204,272
Issued	250,000	200,000	250,000	50,000	15,600,000	7,200,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(300,000)	(150,000)	(125,000)	(75,000)	(9,750,000)	(6,750,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	162,457	212,457	162,317	37,317	10,504,272	4,654,272

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 243

	UltraShort Financials		UltraShort FTSE China 50		UltraShort FTSE Europe
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$110,309	$152,955	$124,432	$308,586	$28,957	$141,206
Net realized gain (loss)	(10,072,189)	—	(233,269)	(10,683,061)	156,334	(9,000,088)
Change in net unrealized appreciation/depreciation	(3,369,034)	(2,207,435)	(5,918,203)	15,844,070	(7,748,323)	10,935,273
Change in net assets resulting from operations	(13,330,914)	(2,054,480)	(6,027,040)	5,469,595	(7,563,032)	2,076,391
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(251,550)	(64,147)	(300,288)	(138,442)	(112,952)	(67,613)
Total distributions	(251,550)	(64,147)	(300,288)	(138,442)	(112,952)	(67,613)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	38,583,826	12,175,060	70,492,086	50,141,741	19,984,753	6,348,939
Cost of shares redeemed	(10,150,919)	(10,278,469)	(61,396,827)	(45,012,506)	(6,154,803)	(9,973,214)
Change in net assets resulting from capital transactions	28,432,907	1,896,591	9,095,259	5,129,235	13,829,950	(3,624,275)
Change in net assets	14,850,443	(222,036)	2,767,931	10,460,388	6,153,966	(1,615,497)
NET ASSETS:
Beginning of period	$27,412,798	$27,634,834	$38,383,743	$27,923,355	$16,770,370	$18,385,867
End of period	$42,263,241	$27,412,798	$41,151,674	$38,383,743	$22,924,336	$16,770,370
SHARE TRANSACTIONS:
Beginning of period	1,444,832	1,344,832	551,947	451,947	487,119	587,119
Issued	2,225,000	600,000	1,150,000	700,000	525,000	175,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(525,000)	(500,000)	(950,000)	(600,000)	(200,000)	(275,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	3,144,832	1,444,832	751,947	551,947	812,119	487,119

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

244 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Health Care		UltraShort Industrials		UltraShort MidCap400
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$15,689	$22,105	$4,342	$28,211	$9,311	$44,285
Net realized gain (loss)	(238,247)	(360,045)	(296,443)	—	495,384	(344,690)
Change in net unrealized appreciation/depreciation	(985,739)	123,930	(1,255,026)	(406,148)	(3,327,667)	563,874
Change in net assets resulting from operations	(1,208,297)	(214,010)	(1,547,127)	(377,937)	(2,822,972)	263,469
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(28,030)	(10,586)	(21,148)	(20,693)	(32,008)	(35,377)
Total distributions	(28,030)	(10,586)	(21,148)	(20,693)	(32,008)	(35,377)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,983,866	2,460,391	4,779,264	3,535,490	6,325,033	—
Cost of shares redeemed	(1,393,113)	(548,198)	(2,328,912)	(3,793,093)	—	(860,604)
Change in net assets resulting from capital transactions	590,753	1,912,193	2,450,352	(257,603)	6,325,033	(860,604)
Change in net assets	(645,574)	1,687,597	882,077	(656,233)	3,470,053	(632,512)
NET ASSETS:
Beginning of period	$2,723,718	$1,036,121	$2,386,194	$3,042,427	$2,923,049	$3,555,561
End of period	$2,078,144	$2,723,718	$3,268,271	$2,386,194	$6,393,102	$2,923,049
SHARE TRANSACTIONS:
Beginning of period	110,905	35,905	160,842	185,842	154,498	204,498
Issued	125,000	100,000	375,000	225,000	350,000	—
Issued in-kind	—	—	—	—	—	—
Redeemed	(75,000)	(25,000)	(200,000)	(250,000)	—	(50,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	160,905	110,905	335,842	160,842	504,498	154,498

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 245

	UltraShort MSCI Brazil Capped		UltraShort MSCI EAFE		UltraShort MSCI Emerging Markets
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$222,651	$359,633	$2,908	$24,212	$66,169	$209,768
Net realized gain (loss)	361,954	246,842	(74,774)	—	(184,215)	(3,141,779)
Change in net unrealized appreciation/depreciation	4,969,541	(17,750,969)	(730,458)	365,246	(2,510,710)	5,330,951
Change in net assets resulting from operations	5,554,146	(17,144,494)	(802,324)	389,458	(2,628,756)	2,398,940
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(383,891)	(213,916)	(16,900)	(12,884)	(161,263)	(147,188)
Total distributions	(383,891)	(213,916)	(16,900)	(12,884)	(161,263)	(147,188)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	131,312,014	46,966,184	3,329,571	—	23,002,269	23,345,756
Cost of shares redeemed	(128,400,582)	(30,161,543)	(3,066,428)	—	(22,821,329)	(21,678,762)
Change in net assets resulting from capital transactions	2,911,432	16,804,641	263,143	—	180,940	1,666,994
Change in net assets	8,081,687	(553,769)	(556,081)	376,574	(2,609,079)	3,918,746
NET ASSETS:
Beginning of period	$29,616,463	$30,170,232	$3,557,494	$3,180,920	$19,270,596	$15,351,850
End of period	$37,698,150	$29,616,463	$3,001,413	$3,557,494	$16,661,517	$19,270,596
SHARE TRANSACTIONS:
Beginning of period	1,084,879	559,879	137,428	137,428	413,771	363,771
Issued	4,375,000	1,375,000	100,000	—	550,000	500,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(3,725,000)	(850,000)	(100,000)	—	(525,000)	(450,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	1,734,879	1,084,879	137,428	137,428	438,771	413,771

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

246 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort MSCI Japan		UltraShort Nasdaq Biotechnology		UltraShort Oil & Gas
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(17,296)	$3,830	$194,388	$367,511	$26,432	$133,018
Net realized gain (loss)	(1,650,184)	—	(6,760,719)	—	23,604,607	1,545,245
Change in net unrealized appreciation/depreciation	(1,224,419)	902,771	(7,455,364)	817,869	(21,438,305)	8,580,713
Change in net assets resulting from operations	(2,891,899)	906,601	(14,021,695)	1,185,380	2,192,734	10,258,976
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(15,538)	(1,138)	(314,675)	(220,685)	(79,146)	(79,110)
Total distributions	(15,538)	(1,138)	(314,675)	(220,685)	(79,146)	(79,110)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	16,088,570	4,600,463	14,736,464	10,974,274	41,608,649	18,128,521
Cost of shares redeemed	(9,057,702)	(3,613,613)	(14,251,822)	(17,419,060)	(46,539,139)	(32,892,263)
Change in net assets resulting from capital transactions	7,030,868	986,850	484,642	(6,444,786)	(4,930,490)	(14,763,742)
Change in net assets	4,123,431	1,892,313	(13,851,728)	(5,480,091)	(2,816,902)	(4,583,876)
NET ASSETS:
Beginning of period	$7,091,109	$5,198,796	$26,407,917	$31,888,008	$19,217,570	$23,801,446
End of period	$11,214,540	$7,091,109	$12,556,189	$26,407,917	$16,400,668	$19,217,570
SHARE TRANSACTIONS:
Beginning of period	224,913	199,913	1,284,998	1,584,998	417,108	767,108
Issued	550,000	150,000	1,050,000	600,000	800,000	550,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(300,000)	(125,000)	(850,000)	(900,000)	(850,000)	(900,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	474,913	224,913	1,484,998	1,284,998	367,108	417,108

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 247

	UltraShort QQQ		UltraShort Real Estate		UltraShort Russell2000
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$3,866,425	$5,757,056	$103,921	$271,400	$530,967	$1,005,681
Net realized gain (loss)	(130,990,780)	(71,919,530)	(2,622,094)	(3,114,146)	51,839,329	(22,346,272)
Change in net unrealized appreciation/depreciation	(114,186,693)	36,196,188	(13,505,269)	(3,076,891)	(114,850,404)	37,652,424
Change in net assets resulting from operations	(241,311,048)	(29,966,286)	(16,023,442)	(5,919,637)	(62,480,108)	16,311,833
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(5,612,580)	(4,853,984)	(274,280)	(184,406)	(994,509)	(889,484)
Total distributions	(5,612,580)	(4,853,984)	(274,280)	(184,406)	(994,509)	(889,484)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	743,689,959	1,580,869,776	53,080,450	10,628,296	208,676,997	163,824,027
Cost of shares redeemed	(603,885,483)	(1,447,583,373)	(3,533,951)	(4,263,807)	(110,847,944)	(169,626,494)
Change in net assets resulting from capital transactions	139,804,476	133,286,403	49,546,499	6,364,489	97,829,053	(5,802,467)
Change in net assets	(107,119,152)	98,466,133	33,248,777	260,446	34,354,436	9,619,882
NET ASSETS:
Beginning of period	$355,626,265	$257,160,132	$21,420,655	$21,160,209	$98,592,276	$88,972,394
End of period	$248,507,113	$355,626,265	$54,669,432	$21,420,655	$132,946,712	$98,592,276
SHARE TRANSACTIONS:
Beginning of period	9,694,232	5,994,232	945,837	695,837	5,809,437	5,959,437
Issued	30,800,000	40,250,000	2,350,000	400,000	12,250,000	10,450,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(23,450,000)	(36,550,000)	(150,000)	(150,000)	(6,600,000)	(10,600,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	17,044,232	9,694,232	3,145,837	945,837	11,459,437	5,809,437

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

248 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort S&P500®		UltraShort Semiconductors		UltraShort SmallCap600
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$9,682,509	$14,896,797	$35,848	$53,913	$(4,701)	$34,039
Net realized gain (loss)	(103,723,513)	(368,847,019)	(11,448,891)	—	934,815	151,663
Change in net unrealized appreciation/depreciation	(583,214,399)	299,756,215	417,781	(739,774)	(5,189,479)	315,185
Change in net assets resulting from operations	(677,255,403)	(54,194,007)	(10,995,262)	(685,861)	(4,259,365)	500,887
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(14,860,948)	(13,524,840)	(67,848)	(41,408)	(21,071)	(26,962)
Total distributions	(14,860,948)	(13,524,840)	(67,848)	(41,408)	(21,071)	(26,962)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,628,600,378	2,133,455,046	19,153,963	11,248,344	10,878,519	704,338
Cost of shares redeemed	(1,587,936,653)	(1,782,349,022)	(7,656,330)	(7,322,209)	(557,657)	—
Change in net assets resulting from capital transactions	1,040,663,725	351,106,024	11,497,633	3,926,135	10,320,862	704,338
Change in net assets	348,547,374	283,387,177	434,523	3,198,866	6,040,426	1,178,263
NET ASSETS:
Beginning of period	$1,131,491,140	$848,103,963	$7,118,993	$3,920,127	$3,458,876	$2,280,613
End of period	$1,480,038,514	$1,131,491,140	$7,553,516	$7,118,993	$9,499,302	$3,458,876
SHARE TRANSACTIONS:
Beginning of period	32,096,067	21,896,067	218,970	131,470	223,326	173,326
Issued	93,750,000	58,350,000	1,200,000	325,000	650,000	50,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(53,900,000)	(48,150,000)	(475,013)	(237,500)	(50,000)	—
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	71,946,067	32,096,067	943,957	218,970	823,326	223,326

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 249

	UltraShort Technology		UltraShort Utilities
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$24,766	$51,691	$13,085	$21,956
Net realized gain (loss)	(3,318,766)	—	(1,280,308)	—
Change in net unrealized appreciation/depreciation	(2,130,932)	(775,995)	(68,579)	(1,489,554)
Change in net assets resulting from operations	(5,424,932)	(724,304)	(1,335,802)	(1,467,598)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(50,981)	(38,696)	(27,971)	(7,872)
Total distributions	(50,981)	(38,696)	(27,971)	(7,872)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	7,097,412	5,224,022	4,735,586	2,069,165
Cost of shares redeemed	(2,119,526)	(2,318,934)	(5,926,720)	(1,654,044)
Change in net assets resulting from capital transactions	4,977,886	2,905,088	(1,191,134)	415,121
Change in net assets	(498,027)	2,142,088	(2,554,907)	(1,060,349)
NET ASSETS:
Beginning of period	$5,353,898	$3,211,810	$4,426,633	$5,486,982
End of period	$4,855,871	$5,353,898	$1,871,726	$4,426,633
SHARE TRANSACTIONS:
Beginning of period	251,540	126,540	237,490	212,490
Issued	575,000	212,500	325,000	100,000
Issued in-kind	—	—	—	—
Redeemed	(175,017)	(87,500)	(400,000)	(75,000)
Redemption in-kind	—	—	—	—
Shares outstanding, end of period	651,523	251,540	162,490	237,490

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

250 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

FINANCIAL HIGHLIGHTS

Financial Highlights :: ProShares Trust :: 251

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Short 7-10 Year Treasury
Year ended May 31, 2020	$27.27	$0.17	$(3.24)	$—	$(3.07)	$(0.34)	$—	$—	$(0.34)	$23.86	(11.40)%	(11.28)%
Year ended May 31, 2019	29.07	0.32	(1.82)	—	(1.50)	(0.30)	—	—	(0.30)	27.27	(5.21)	(5.36)
Year ended May 31, 2018	28.08	0.06	0.93	—	0.99	—	—	—	—	29.07	3.53	3.75
Year ended May 31, 2017	28.13	(0.15)	0.10 (i)	—	(0.05)	—	—	—	—	28.08	(0.19)	(0.43)
Year ended May 31, 2016	29.77	(0.24)	(1.40)	—	(1.64)	—	—	—	—	28.13	(5.49)	(5.60)
Short 20+ Year Treasury
Year ended May 31, 2020	20.67	0.22	(5.06)	—	(4.84)	(0.30)	—	—	(0.30)	15.53	(23.72)	(23.43)
Year ended May 31, 2019	22.67	0.28	(2.02)	—	(1.74)	(0.26)	—	—	(0.26)	20.67	(7.75)	(8.42)
Year ended May 31, 2018	22.62	0.07	(0.02)	—	0.05	—	—	—	—	22.67	0.23	0.57
Year ended May 31, 2017	22.52	(0.11)	0.21	—	0.10	—	—	—	—	22.62	0.46	0.49
Year ended May 31, 2016	25.15	(0.20)	(2.43)	—	(2.63)	—	—	—	—	22.52	(10.46)	(10.76)
Short Basic Materials
Year ended May 31, 2020	20.32	0.04	(3.29)	—	(3.25)	(0.07)	—	—	(0.07)	17.00	(16.00)	(16.01)
Year ended May 31, 2019	17.84	0.12	2.47	—	2.59	(0.11)	—	—	(0.11)	20.32	14.50	17.03
Year ended May 31, 2018	20.72	0.03	(2.91)	—	(2.88)	—	—	—	—	17.84	(13.88)	(16.37)
Year ended May 31, 2017	24.91	(0.15)	(4.04)	—	(4.19)	—	—	—	—	20.72	(16.83)	(16.11)
Year ended May 31, 2016	24.54	(0.20)	0.57 (i)	—	0.37	—	—	—	—	24.91	1.53	1.35

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short 7-10 Year Treasury
Year ended May 31, 2020	1.22%	0.95%	0.40%	0.67%	$15,507	—%
Year ended May 31, 2019	1.04	0.95	1.00	1.09	25,228	—
Year ended May 31, 2018	1.05	0.95	0.11	0.21	83,576	—
Year ended May 31, 2017	1.11	0.95	(0.69)	(0.53)	40,012	—
Year ended May 31, 2016	1.18	0.95	(1.05)	(0.82)	28,836	—
Short 20+ Year Treasury
Year ended May 31, 2020	0.94	0.94	1.18	1.18	159,921	—
Year ended May 31, 2019	0.92	0.92	1.23	1.23	317,346	—
Year ended May 31, 2018	0.91	0.91	0.30	0.30	631,426	—
Year ended May 31, 2017	0.92	0.92	(0.51)	(0.51)	675,250	—
Year ended May 31, 2016	0.95	0.95	(0.83)	(0.83)	634,958	—
Short Basic Materials
Year ended May 31, 2020	4.13	0.95	(2.98)	0.21	1,700	—
Year ended May 31, 2019	5.96	0.95	(4.36)	0.65	1,016	—
Year ended May 31, 2018	4.22	0.95	(3.11)	0.16	1,784	—
Year ended May 31, 2017	2.67	0.95	(2.36)	(0.64)	2,072	—
Year ended May 31, 2016	2.20	0.95	(1.99)	(0.74)	13,702	—

See accompanying notes to the financial statements.

252 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Short Dow30SM
Year ended May 31, 2020	$57.46	$0.27	$(7.93)		$—	$(7.66)	$(0.64)	$—	$—	$(0.64)	$49.16	(13.40)%	(13.38)%
Year ended May 31, 2019	59.62	0.77	(2.29)		—	(1.52)	(0.64)	—	—	(0.64)	57.46	(2.54)	(2.55)
Year ended May 31, 2018(s)	70.91	0.26	(11.47)		—	(11.21)	(0.08)	—	—	(0.08)	59.62	(15.82)	(15.78)
Year ended May 31, 2017(s)	86.52	(0.41)	(15.20)		—	(15.61)	—	—	—	—	70.91	(18.04)	(18.08)
Year ended May 31, 2016(s)	90.43	(0.76)	(3.15)		—	(3.91)	—	—	—	—	86.52	(4.33)	(4.29)
Short Financials
Year ended May 31, 2020	22.52	0.09	(1.92)		—	(1.83)	(0.20)	—	—	(0.20)	20.49	(8.12)	(8.43)
Year ended May 31, 2019	23.14	0.23	(0.69	)(i)	—	(0.46)	(0.16)	—	—	(0.16)	22.52	(2.03)	(1.94)
Year ended May 31, 2018(t)	27.22	0.03	(4.11)		—	(4.08)	—	—	—	—	23.14	(14.99)	(15.14)
Year ended May 31, 2017(t)	32.90	(0.18)	(5.50)		—	(5.68)	—	—	—	—	27.22	(17.24)	(16.93)
Year ended May 31, 2016(t)	34.48	(0.28)	(1.30)		—	(1.58)	—	—	—	—	32.90	(4.60)	(4.70)
Short FTSE China 50
Year ended May 31, 2020	20.20	0.05	(1.46)		—	(1.41)	(0.15)	—	—	(0.15)	18.64	(6.97)	(6.84)
Year ended May 31, 2019	18.57	0.19	1.53		—	1.72	(0.09)	—	—	(0.09)	20.20	9.30	9.77
Year ended May 31, 2018	23.07	0.02	(4.52)		—	(4.50)	—	—	—	—	18.57	(19.52)	(20.01)
Year ended May 31, 2017	29.44	(0.15)	(6.22)		—	(6.37)	—	—	—	—	23.07	(21.64)	(21.62)
Year ended May 31, 2016	23.30	(0.24)	6.38		—	6.14	—	—	—	—	29.44	26.37	23.01

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Dow30SM
Year ended May 31, 2020	0.99%	0.95%	0.47%	0.51%	$502,585	—%
Year ended May 31, 2019	0.98	0.95	1.32	1.35	268,563	—
Year ended May 31, 2018(s)	0.97	0.95	0.39	0.41	233,932	—
Year ended May 31, 2017(s)	0.98	0.95	(0.55)	(0.52)	257,940	—
Year ended May 31, 2016(s)	0.97	0.95	(0.85)	(0.82)	346,079	—
Short Financials
Year ended May 31, 2020	1.27	0.95	0.11	0.43	32,272	—
Year ended May 31, 2019	1.27	0.95	0.68	1.01	21,956	—
Year ended May 31, 2018(t)	1.22	0.95	(0.15)	0.11	19,089	—
Year ended May 31, 2017(t)	1.15	0.95	(0.80)	(0.60)	29,266	—
Year ended May 31, 2016(t)	1.25	0.95	(1.10)	(0.80)	41,941	—
Short FTSE China 50
Year ended May 31, 2020	1.98	0.95	(0.75)	0.28	6,524	—
Year ended May 31, 2019	2.05	0.95	(0.15)	0.95	8,079	—
Year ended May 31, 2018	2.00	0.95	(0.94)	0.11	5,570	—
Year ended May 31, 2017	1.62	0.95	(1.26)	(0.59)	9,228	—
Year ended May 31, 2016	1.70	0.95	(1.58)	(0.83)	13,248	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 253

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Short High Yield
Year ended May 31, 2020	$22.17	$0.10	$(1.17)	$—	$(1.07)	$(0.22)	$—	$—	$(0.22)	$20.88	(4.83)%	(4.81)%
Year ended May 31, 2019	23.25	0.24	(1.10)	—	(0.86)	(0.22)	—	—	(0.22)	22.17	(3.75)	(3.89)
Year ended May 31, 2018	23.58	0.08	(0.41)	—	(0.33)	— (h)	—	—	— (h)	23.25	(1.37)	(1.38)
Year ended May 31, 2017	26.78	(0.14)	(3.06)	—	(3.20)	—	—	—	—	23.58	(11.96)	(11.91)
Year ended May 31, 2016	26.85	(0.22)	0.15 (i)	—	(0.07)	—	—	—	—	26.78	(0.26)	(0.33)
Short MidCap400
Year ended May 31, 2020	46.08	0.09	(5.33)	—	(5.24)	(0.48)	—	—	(0.48)	40.36	(11.42)	(11.51)
Year ended May 31, 2019	43.50	0.57	2.32 (i)	—	2.89	(0.31)	—	—	(0.31)	46.08	6.65	6.74
Year ended May 31, 2018(s)	50.02	0.09	(6.61)	—	(6.52)	—	—	—	—	43.50	(13.03)	(13.16)
Year ended May 31, 2017(s)	59.62	(0.32)	(9.28)	—	(9.60)	—	—	—	—	50.02	(16.11)	(15.97)
Year ended May 31, 2016(s)	61.56	(0.51)	(1.43)	—	(1.94)	—	—	—	—	59.62	(3.15)	(3.31)
Short MSCI EAFE
Year ended May 31, 2020	27.52	0.11	(1.10)	—	(0.99)	(0.30)	—	—	(0.30)	26.23	(3.54)	(3.55)
Year ended May 31, 2019	25.74	0.32	1.64	—	1.96	(0.18)	—	—	(0.18)	27.52	7.62	7.72
Year ended May 31, 2018	27.79	0.04	(2.09)	—	(2.05)	—	—	—	—	25.74	(7.38)	(7.42)
Year ended May 31, 2017	33.20	(0.18)	(5.23)	—	(5.41)	—	—	—	—	27.79	(16.30)	(16.24)
Year ended May 31, 2016	31.11	(0.27)	2.36 (i)	—	2.09	—	—	—	—	33.20	6.73	6.64

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short High Yield
Year ended May 31, 2020	1.02%	0.95%	0.42%	0.48%	$119,021	—%
Year ended May 31, 2019	1.00	0.95	1.00	1.05	113,047	—
Year ended May 31, 2018	0.99	0.95	0.29	0.33	140,683	—
Year ended May 31, 2017	0.99	0.95	(0.60)	(0.56)	122,618	—
Year ended May 31, 2016	0.98	0.95	(0.83)	(0.80)	195,523	—
Short MidCap400
Year ended May 31, 2020	1.37	0.95	(0.22)	0.20	31,022	—
Year ended May 31, 2019	1.38	0.95	0.84	1.28	14,683	—
Year ended May 31, 2018(s)	1.40	0.95	(0.25)	0.20	10,600	—
Year ended May 31, 2017(s)	1.22	0.95	(0.85)	(0.58)	14,693	—
Year ended May 31, 2016(s)	1.24	0.95	(1.09)	(0.80)	30,182	—
Short MSCI EAFE
Year ended May 31, 2020	1.15	0.95	0.19	0.39	45,247	—
Year ended May 31, 2019	1.12	0.95	1.00	1.16	40,588	—
Year ended May 31, 2018	1.22	0.95	(0.12)	0.15	18,662	—
Year ended May 31, 2017	1.06	0.95	(0.69)	(0.57)	32,655	—
Year ended May 31, 2016	1.07	0.95	(0.91)	(0.79)	100,437	—

See accompanying notes to the financial statements.

254 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Short MSCI Emerging Markets
Year ended May 31, 2020	$19.50	$0.11	$(0.89)	$—	$(0.78)	$(0.20)	$—	$—	$(0.20)	$18.52	(3.96)%	(3.83)%
Year ended May 31, 2019	18.24	0.21	1.28	—	1.49	(0.23)	—	—	(0.23)	19.50	8.11	7.97
Year ended May 31, 2018	21.06	0.04	(2.86)	—	(2.82)	—	—	—	—	18.24	(13.39)	(13.39)
Year ended May 31, 2017	27.77	(0.13)	(6.58)	—	(6.71)	—	—	—	—	21.06	(24.15)	(24.16)
Year ended May 31, 2016	24.70	(0.23)	3.30	—	3.07	—	—	—	—	27.77	12.44	12.34
Short Oil & Gas
Year ended May 31, 2020	26.68	(0.03)	3.35 (i)	—	3.32	(0.14)	—	—	(0.14)	29.86	12.55	12.47
Year ended May 31, 2019	21.33	0.21	5.22	—	5.43	(0.08)	—	—	(0.08)	26.68	25.47	25.14
Year ended May 31, 2018	26.27	0.01	(4.95)	—	(4.94)	—	—	—	—	21.33	(18.82)	(18.76)
Year ended May 31, 2017	26.79	(0.16)	(0.36)	—	(0.52)	—	—	—	—	26.27	(1.93)	(1.74)
Year ended May 31, 2016	25.62	(0.25)	1.42	—	1.17	—	—	—	—	26.79	4.58	5.24
Short QQQ
Year ended May 31, 2020	30.49	0.24	(10.03)	—	(9.79)	(0.37)	—	—	(0.37)	20.33	(32.40)	(32.33)
Year ended May 31, 2019	32.17	0.46	(1.75)	—	(1.29)	(0.39)	—	—	(0.39)	30.49	(4.03)	(3.97)
Year ended May 31, 2018	39.55	0.16	(7.49)	—	(7.33)	(0.05)	—	—	(0.05)	32.17	(18.55)	(18.62)
Year ended May 31, 2017	51.81	(0.24)	(12.02)	—	(12.26)	—	—	—	—	39.55	(23.67)	(23.66)
Year ended May 31, 2016	55.03	(0.43)	(2.79)	—	(3.22)	—	—	—	—	51.81	(5.86)	(5.78)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short MSCI Emerging Markets
Year ended May 31, 2020	1.05%	0.95%	0.47%	0.57%	$87,971	—%
Year ended May 31, 2019	0.99	0.95	1.02	1.06	95,536	—
Year ended May 31, 2018	0.98	0.95	0.19	0.22	156,881	—
Year ended May 31, 2017	0.98	0.95	(0.56)	(0.53)	159,020	—
Year ended May 31, 2016	0.96	0.95	(0.83)	(0.81)	301,269	—
Short Oil & Gas
Year ended May 31, 2020	3.64	0.95	(2.79)	(0.10)	3,732	—
Year ended May 31, 2019	4.80	0.95	(2.96)	0.89	2,001	—
Year ended May 31, 2018	3.04	0.95	(2.04)	0.05	1,600	—
Year ended May 31, 2017	2.31	0.95	(2.00)	(0.64)	3,284	—
Year ended May 31, 2016	1.79	0.95	(1.68)	(0.84)	7,367	—
Short QQQ
Year ended May 31, 2020	1.02	0.95	0.86	0.92	502,349	—
Year ended May 31, 2019	1.01	0.95	1.42	1.48	652,888	—
Year ended May 31, 2018	1.01	0.95	0.37	0.43	330,128	—
Year ended May 31, 2017	1.03	0.95	(0.60)	(0.52)	281,284	—
Year ended May 31, 2016	1.03	0.95	(0.86)	(0.79)	464,352	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 255

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Short Real Estate
Year ended May 31, 2020	$14.19	$0.01	$(0.77)	$—	$(0.76)	$(0.13)	$—	$—	$(0.13)	$13.30	(5.31)%	(5.43)%
Year ended May 31, 2019	16.25	0.17	(2.12)	—	(1.95)	(0.11)	—	—	(0.11)	14.19	(12.06)	(11.88)
Year ended May 31, 2018	16.76	0.02	(0.53)	—	(0.51)	—	—	—	—	16.25	(3.07)	(3.19)
Year ended May 31, 2017	18.03	(0.10)	(1.17)	—	(1.27)	—	—	—	—	16.76	(7.03)	(7.01)
Year ended May 31, 2016	20.41	(0.17)	(2.21)	—	(2.38)	—	—	—	—	18.03	(11.65)	(11.62)
Short Russell2000
Year ended May 31, 2020	42.76	0.26	(4.49)	—	(4.23)	(0.52)	—	—	(0.52)	38.01	(9.94)	(9.96)
Year ended May 31, 2019	39.36	0.58	3.29	—	3.87	(0.47)	—	—	(0.47)	42.76	9.89	9.98
Year ended May 31, 2018	47.91	0.19	(8.67)	—	(8.48)	(0.07)	—	—	(0.07)	39.36	(17.71)	(17.75)
Year ended May 31, 2017	59.34	(0.26)	(11.17)	—	(11.43)	—	—	—	—	47.91	(19.27)	(19.30)
Year ended May 31, 2016	58.62	(0.50)	1.22 (i)	—	0.72	—	—	—	—	59.34	1.23	1.19
Short S&P500®
Year ended May 31, 2020	28.53	0.16	(5.38)	—	(5.22)	(0.35)	—	—	(0.35)	22.96	(18.45)	(18.40)
Year ended May 31, 2019	29.53	0.44	(1.06)	—	(0.62)	(0.38)	—	—	(0.38)	28.53	(2.10)	(2.10)
Year ended May 31, 2018	33.69	0.15	(4.25)	—	(4.10)	(0.06)	—	—	(0.06)	29.53	(12.20)	(12.18)
Year ended May 31, 2017(m)	39.87	(0.17)	(6.01)	—	(6.18)	—	—	—	—	33.69	(15.49)	(15.45)
Year ended May 31, 2016(m)	41.87	(0.31)	(1.69)	—	(2.00)	—	—	—	—	39.87	(4.78)	(4.78)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Real Estate
Year ended May 31, 2020	1.60%	0.95%	(0.57)%	0.08%	$27,274	—%
Year ended May 31, 2019	1.70	0.95	0.40	1.14	8,513	—
Year ended May 31, 2018	1.39	0.95	(0.33)	0.11	9,750	—
Year ended May 31, 2017	1.30	0.95	(0.93)	(0.58)	15,088	—
Year ended May 31, 2016	1.17	0.95	(1.06)	(0.84)	28,851	—
Short Russell2000
Year ended May 31, 2020	1.03	0.95	0.55	0.63	485,265	—
Year ended May 31, 2019	1.02	0.95	1.36	1.43	351,303	—
Year ended May 31, 2018	1.02	0.95	0.37	0.44	248,618	—
Year ended May 31, 2017	1.02	0.95	(0.56)	(0.49)	345,730	—
Year ended May 31, 2016	1.02	0.95	(0.88)	(0.81)	552,874	—
Short S&P500®
Year ended May 31, 2020	0.90	0.90	0.63	0.63	3,697,429	—
Year ended May 31, 2019	0.89	0.89	1.52	1.52	2,060,778	—
Year ended May 31, 2018	0.89	0.89	0.46	0.46	1,374,040	—
Year ended May 31, 2017(m)	0.89	0.89	(0.47)	(0.47)	2,013,469	—
Year ended May 31, 2016(m)	0.89	0.89	(0.74)	(0.74)	3,012,814	—
See accompanying notes to the financial statements.

256 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Short SmallCap600
Year ended May 31, 2020	$34.96	$— (h)	$(2.08)	$—	$(2.08)	$(0.28)	$—	$—	$(0.28)	$32.60	(5.93)%	(5.96)%
Year ended May 31, 2019	31.57	0.35	3.19	—	3.54	(0.15)	—	—	(0.15)	34.96	11.22	11.11
Year ended May 31, 2018	39.09	0.04	(7.56)	—	(7.52)	—	—	—	—	31.57	(19.25)	(19.31)
Year ended May 31, 2017	48.08	(0.22)	(8.77)	—	(8.99)	—	—	—	—	39.09	(18.69)	(18.40)
Year ended May 31, 2016	50.40	(0.44)	(1.88)	—	(2.32)	—	—	—	—	48.08	(4.61)	(4.17)
Ultra 7-10 Year Treasury
Year ended May 31, 2020	60.72	0.68	15.28	—	15.96	(0.71)	—	—	(0.71)	75.97	26.49	26.24
Year ended May 31, 2019	54.31	0.94	6.56	—	7.50	(1.09)	—	—	(1.09)	60.72	14.05	14.70
Year ended May 31, 2018	59.02	0.63	(4.76)	—	(4.13)	(0.58)	—	—	(0.58)	54.31	(7.03)	(7.25)
Year ended May 31, 2017	60.90	0.37	(1.92)	—	(1.55)	(0.33)	—	—	(0.33)	59.02	(2.54)	(2.61)
Year ended May 31, 2016	57.01	0.30	3.95	—	4.25	(0.36)	—	—	(0.36)	60.90	7.51	7.86
Ultra 20+ Year Treasury
Year ended May 31, 2020	89.78	0.91	44.33	—	45.24	(1.48)	—	—	(1.48)	133.54	50.92	49.64
Year ended May 31, 2019	76.95	1.39	12.68	—	14.07	(1.24)	—	—	(1.24)	89.78	18.62	20.55
Year ended May 31, 2018	80.06	1.08	(3.17)	—	(2.09)	(1.02)	—	—	(1.02)	76.95	(2.64)	(3.29)
Year ended May 31, 2017	86.60	0.97	(6.83)	—	(5.86)	(0.68)	—	—	(0.68)	80.06	(6.79)	(6.88)
Year ended May 31, 2016	77.32	1.03	9.43	—	10.46	(1.18)	—	—	(1.18)	86.60	13.77	14.50

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short SmallCap600
Year ended May 31, 2020	2.21%	0.95%	(1.27)%	(0.01)%	$13,651	—%
Year ended May 31, 2019	2.63	0.95	(0.59)	1.08	4,149	—
Year ended May 31, 2018	1.68	0.95	(0.62)	0.11	3,747	—
Year ended May 31, 2017	1.39	0.95	(0.98)	(0.54)	17,346	—
Year ended May 31, 2016	1.53	0.95	(1.43)	(0.85)	11,717	—
Ultra 7-10 Year Treasury
Year ended May 31, 2020	1.20	0.95	0.77	1.02	34,187	193
Year ended May 31, 2019	1.18	0.95	1.50	1.73	24,289	327
Year ended May 31, 2018	1.12	0.95	0.94	1.12	24,440	234
Year ended May 31, 2017	1.12	0.95	0.44	0.61	41,311	188
Year ended May 31, 2016	1.15	0.95	0.32	0.52	66,986	140
Ultra 20+ Year Treasury
Year ended May 31, 2020	1.17	0.95	0.61	0.84	50,076	292
Year ended May 31, 2019	1.26	0.95	1.55	1.86	31,423	264
Year ended May 31, 2018	1.14	0.95	1.17	1.36	23,085	75
Year ended May 31, 2017	1.12	0.95	0.97	1.14	48,035	48
Year ended May 31, 2016	1.18	0.95	1.09	1.32	49,793	18

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 257

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Ultra Basic Materials
Year ended May 31, 2020	$47.57	$0.59	$(3.09)		$—	$(2.50)	$(0.76)	$—	$—	$(0.76)	$44.31	(5.43)%	(5.04)%
Year ended May 31, 2019	68.75	0.76	(21.43)		—	(20.67)	(0.51)	—	—	(0.51)	47.57	(30.15)	(30.33)
Year ended May 31, 2018	55.18	0.41	13.50		—	13.91	(0.34)	—	—	(0.34)	68.75	25.23	25.89
Year ended May 31, 2017	41.90	0.28	13.25		—	13.53	(0.25)	—	—	(0.25)	55.18	32.38	31.67
Year ended May 31, 2016	51.81	0.35	(10.11)		—	(9.76)	(0.15)	—	—	(0.15)	41.90	(18.79)	(18.78)
Ultra Communication Services Select Sector
Year ended May 31, 2020	43.62	0.13	7.63		—	7.76	(0.31)	—	—	(0.31)	51.07	17.90	17.99
January 15, 2019* through May 31, 2019	40.00	0.09	3.56		—	3.65	(0.03)	—	—	(0.03)	43.62	9.12	9.20
Ultra Consumer Goods
Year ended May 31, 2020	39.69	0.61	3.30		—	3.91	(0.49)	—	—	(0.49)	43.11	9.90	10.30
Year ended May 31, 2019	39.38	0.73	(0.13	)(i)	—	0.60	(0.29)	—	—	(0.29)	39.69	1.54	1.83
Year ended May 31, 2018	45.29	0.51	(6.12)		—	(5.61)	(0.30)	—	—	(0.30)	39.38	(12.45)	(13.15)
Year ended May 31, 2017(n)	37.39	0.38	7.78		—	8.16	(0.26)	—	—	(0.26)	45.29	21.90	23.43
Year ended May 31, 2016(n)	33.28	0.36	4.00		—	4.36	(0.25)	—	—	(0.25)	37.39	13.15	11.59

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Basic Materials
Year ended May 31, 2020	1.23%	0.95%	0.85%	1.13%	$27,696	6%
Year ended May 31, 2019	1.16	0.95	1.07	1.27	35,681	38
Year ended May 31, 2018	1.11	0.95	0.45	0.61	60,156	11
Year ended May 31, 2017	1.12	0.95	0.41	0.58	55,176	5
Year ended May 31, 2016	1.19	0.95	0.67	0.92	53,423	39
Ultra Communication Services Select Sector
Year ended May 31, 2020	6.47	0.95	(5.24)	0.28	2,554	144
January 15, 2019* through May 31, 2019	2.71	0.95	(1.19)	0.56	4,362	6
Ultra Consumer Goods
Year ended May 31, 2020	2.71	0.95	(0.45)	1.31	5,389	23
Year ended May 31, 2019	2.35	0.95	0.36	1.76	6,946	3
Year ended May 31, 2018	1.71	0.95	0.36	1.12	9,846	8
Year ended May 31, 2017(n)	1.76	0.95	0.15	0.96	13,586	40
Year ended May 31, 2016(n)	1.65	0.95	0.35	1.05	16,827	38

*  Commencement of investment operations.

See accompanying notes to the financial statements.

258 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Ultra Consumer Services
Year ended May 31, 2020	$97.82	$0.12	$7.70	$—	$7.82	$(0.23)	$—	$—	$(0.23)	$105.41	8.01%	6.98%
Year ended May 31, 2019	86.75	0.10	11.08	—	11.18	(0.11)	—	—	(0.11)	97.82	12.92	12.99
Year ended May 31, 2018	70.61	0.11	16.16	—	16.27	(0.13)	—	—	(0.13)	86.75	23.05	24.53
Year ended May 31, 2017(p)	52.93	0.12	17.66	—	17.78	(0.10)	—	—	(0.10)	70.61	33.62	32.44
Year ended May 31, 2016(p)	53.30	0.08	(0.37)	—	(0.29)	(0.08)	—	—	(0.08)	52.93	(0.53)	(1.67)
Ultra Dow30SM
Year ended May 31, 2020	42.44	0.55	(3.17)	—	(2.62)	(0.38)	—	—	(0.38)	39.44	(6.20)	(6.29)
Year ended May 31, 2019	42.33	0.46	0.01	—	0.47	(0.36)	—	—	(0.36)	42.44	1.08	1.13
Year ended May 31, 2018(u)	31.66	0.32	10.63	—	10.95	(0.28)	—	—	(0.28)	42.33	34.72	34.67
Year ended May 31, 2017(u)	22.43	0.29	9.24	—	9.53	(0.30)	—	—	(0.30)	31.66	42.77	42.95
Year ended May 31, 2016(u)	23.05	0.28	(0.62)	—	(0.34)	(0.28)	—	—	(0.28)	22.43	(1.36)	(1.46)
Ultra Financials
Year ended May 31, 2020	40.74	0.45	(11.19)	—	(10.74)	(0.52)	—	—	(0.52)	29.48	(26.67)	(26.57)
Year ended May 31, 2019	41.06	0.43	(0.30)	—	0.13	(0.45)	—	—	(0.45)	40.74	0.42	0.40
Year ended May 31, 2018(u)	31.67	0.34	9.31	—	9.65	(0.26)	—	—	(0.26)	41.06	30.49	30.49
Year ended May 31, 2017(u)	23.58	0.22	8.07	—	8.29	(0.20)	—	—	(0.20)	31.67	35.28	35.23
Year ended May 31, 2016(u)	24.92	0.20	(1.34)	—	(1.14)	(0.20)	—	—	(0.20)	23.58	(4.52)	(4.57)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Consumer Services
Year ended May 31, 2020	1.51%	0.95%	(0.45)%	0.11%	$18,447	37%
Year ended May 31, 2019	1.35	0.95	(0.30)	0.10	22,009	9
Year ended May 31, 2018	1.47	0.95	(0.38)	0.14	23,856	8
Year ended May 31, 2017(p)	1.45	0.95	(0.29)	0.20	21,184	5
Year ended May 31, 2016(p)	1.48	0.95	(0.37)	0.16	23,819	11
Ultra Dow30SM
Year ended May 31, 2020	0.98	0.95	1.15	1.18	297,783	31
Year ended May 31, 2019	0.97	0.95	1.01	1.03	318,329	35
Year ended May 31, 2018(u)	0.96	0.95	0.80	0.81	421,225	6
Year ended May 31, 2017(u)	0.98	0.95	1.06	1.09	313,391	9
Year ended May 31, 2016(u)	1.00	0.95	1.25	1.30	245,631	6
Ultra Financials
Year ended May 31, 2020	0.97	0.95	1.02	1.04	448,299	21
Year ended May 31, 2019	0.95	0.95	1.05	1.06	735,704	10
Year ended May 31, 2018(u)	0.95	0.95	0.86	0.86	883,120	3
Year ended May 31, 2017(u)	0.95	0.95	0.77	0.77	771,465	3
Year ended May 31, 2016(u)	0.97	0.95	0.85	0.87	691,190	15

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 259

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Ultra FTSE China 50
Year ended May 31, 2020	$58.75	$0.09	$(5.94)	$—	$(5.85)	$(2.50)	$—	$—	$(2.50)	$50.40	(10.42)%	(10.64)%
Year ended May 31, 2019	82.45	0.47	(23.25)	—	(22.78)	(0.18)	(0.74)	—	(0.92)	58.75	(27.63)	(27.37)
Year ended May 31, 2018	61.80	(0.24)	20.89	—	20.65	—	—	—	—	82.45	33.41	32.72
Year ended May 31, 2017	42.46	(0.36)	19.70	—	19.34	—	—	—	—	61.80	45.55	46.39
Year ended May 31, 2016	92.53	(0.47)	(49.60)	—	(50.07)	—	—	—	—	42.46	(54.12)	(54.26)
Ultra FTSE Europe
Year ended May 31, 2020	43.65	0.09	(8.46)	—	(8.37)	(0.28)	—	—	(0.28)	35.00	(19.36)	(18.74)
Year ended May 31, 2019	55.05	0.28	(10.16)	—	(9.88)	(0.13)	(1.39)	—	(1.52)	43.65	(17.51)	(18.68)
Year ended May 31, 2018	51.03	(0.09)	4.11	—	4.02	—	—	—	—	55.05	7.88	9.22
Year ended May 31, 2017	39.03	(0.26)	12.26	—	12.00	—	—	—	—	51.03	30.75	30.10
Year ended May 31, 2016	50.16	(0.37)	(10.76)	—	(11.13)	—	—	—	—	39.03	(22.20)	(21.86)
Ultra Health Care
Year ended May 31, 2020	92.69	0.69	30.03	—	30.72	(0.39)	—	—	(0.39)	123.02	33.26	33.58
Year ended May 31, 2019	87.26	0.58	5.19 (i)	—	5.77	(0.34)	—	—	(0.34)	92.69	6.58	6.48
Year ended May 31, 2018	72.92	0.35	14.16	—	14.51	(0.17)	—	—	(0.17)	87.26	19.90	20.43
Year ended May 31, 2017	63.33	0.10	9.52	—	9.62	(0.03)	—	—	(0.03)	72.92	15.19	14.65
Year ended May 31, 2016	74.54	0.08	(10.66)	—	(10.58)	(0.63)	—	—	(0.63)	63.33	(14.22)	(14.64)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra FTSE China 50
Year ended May 31, 2020	1.95%	0.95%	(0.86)%	0.15%	$20,162	—%
Year ended May 31, 2019	1.19	0.95	0.47	0.70	38,189	—
Year ended May 31, 2018	1.11	0.95	(0.46)	(0.30)	43,285	—
Year ended May 31, 2017	1.18	0.95	(0.93)	(0.70)	43,259	—
Year ended May 31, 2016	1.30	0.95	(1.22)	(0.87)	19,105	—
Ultra FTSE Europe
Year ended May 31, 2020	2.33	0.95	(1.18)	0.20	3,500	—
Year ended May 31, 2019	1.77	0.95	(0.24)	0.58	5,456	—
Year ended May 31, 2018	1.37	0.95	(0.58)	(0.16)	11,010	—
Year ended May 31, 2017	1.58	0.95	(1.28)	(0.65)	12,758	—
Year ended May 31, 2016	1.29	0.95	(1.23)	(0.89)	10,733	—
Ultra Health Care
Year ended May 31, 2020	1.08	0.95	0.50	0.63	110,716	21
Year ended May 31, 2019	1.05	0.95	0.47	0.57	99,639	11
Year ended May 31, 2018	1.06	0.95	0.29	0.40	89,443	6
Year ended May 31, 2017	1.09	0.95	0.02	0.16	82,030	5
Year ended May 31, 2016	1.06	0.95	— (j)	0.11	87,073	19

See accompanying notes to the financial statements.

260 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Ultra High Yield
Year ended May 31, 2020	$66.69	$1.16	$(0.95)	$—	$0.21	$(2.72)	$—	$—	$(2.72)	$64.18	0.03%	0.34%
Year ended May 31, 2019	63.95	1.93	2.74	—	4.67	(1.93)	—	—	(1.93)	66.69	7.47	7.79
Year ended May 31, 2018	65.06	1.82	(1.11)	—	0.71	(1.82)	—	—	(1.82)	63.95	1.09	1.58
Year ended May 31, 2017	54.19	1.64	10.63	—	12.27	(1.40)	—	—	(1.40)	65.06	22.94	12.81
Year ended May 31, 2016	60.00	1.75	(5.89)	—	(4.14)	(1.67)	—	—	(1.67)	54.19	(6.75)	0.34
Ultra Industrials
Year ended May 31, 2020	68.38	0.55	(9.08)	—	(8.53)	(0.50)	—	—	(0.50)	59.35	(12.47)	(12.37)
Year ended May 31, 2019	70.38	0.49	(2.14)	—	(1.65)	(0.35)	—	—	(0.35)	68.38	(2.29)	(2.20)
Year ended May 31, 2018	56.64	0.29	13.60	—	13.89	(0.15)	—	—	(0.15)	70.38	24.50	24.44
Year ended May 31, 2017(n)	39.89	0.23	16.69	—	16.92	(0.17)	—	—	(0.17)	56.64	42.48	42.80
Year ended May 31, 2016(n)	39.54	0.21	0.31 (i)	—	0.52	(0.17)	—	—	(0.17)	39.89	1.34	1.44
Ultra MidCap400
Year ended May 31, 2020	35.41	0.26	(6.77)	—	(6.51)	(0.32)	—	—	(0.32)	28.58	(18.51)	(18.50)
Year ended May 31, 2019	42.46	0.22	(7.07)	—	(6.85)	(0.20)	—	—	(0.20)	35.41	(16.13)	(16.26)
Year ended May 31, 2018(u)	33.70	0.15	8.71	—	8.86	(0.10)	—	—	(0.10)	42.46	26.30	26.46
Year ended May 31, 2017(u)	25.54	0.10	8.18	—	8.28	(0.12)	—	—	(0.12)	33.70	32.49	32.44
Year ended May 31, 2016(u)	27.02	0.11	(1.52)	—	(1.41)	(0.07)	—	—	(0.07)	25.54	(5.21)	(5.06)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra High Yield
Year ended May 31, 2020	2.86%	1.04%	(0.13)%	1.70%	$4,813	—%
Year ended May 31, 2019	5.64	0.95	(1.74)	2.95	3,334	1
Year ended May 31, 2018	5.35	0.95	(1.61)	2.79	3,198	—
Year ended May 31, 2017	7.46	0.95	(3.81)	2.70	3,253	—
Year ended May 31, 2016	8.37	0.95	(4.13)	3.29	1,355	12
Ultra Industrials
Year ended May 31, 2020	1.61	0.95	0.09	0.74	14,838	31
Year ended May 31, 2019	1.43	0.95	0.21	0.70	18,804	5
Year ended May 31, 2018	1.40	0.95	(0.03)	0.43	26,392	6
Year ended May 31, 2017(n)	1.51	0.95	(0.06)	0.50	21,242	6
Year ended May 31, 2016(n)	1.63	0.95	(0.09)	0.58	17,952	34
Ultra MidCap400
Year ended May 31, 2020	1.06	0.95	0.58	0.69	105,036	73
Year ended May 31, 2019	1.04	0.95	0.47	0.56	130,137	31
Year ended May 31, 2018(u)	1.02	0.95	0.32	0.39	153,913	42
Year ended May 31, 2017(u)	1.02	0.95	0.26	0.33	113,728	40
Year ended May 31, 2016(u)	1.06	0.95	0.33	0.44	143,635	38

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 261

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Ultra MSCI Brazil Capped
Year ended May 31, 2020	$70.62	$0.06	$(50.07)	$—	$(50.01)	$(0.38)	$—	$—	$(0.38)	$20.23	(71.21)%	(71.30)%
Year ended May 31, 2019	57.70	0.33	12.77	—	13.10	(0.18)	—	—	(0.18)	70.62	22.70	21.48
Year ended May 31, 2018	59.23	(0.07)	(1.46)	—	(1.53)	—	—	—	—	57.70	(2.59)	(1.67)
Year ended May 31, 2017	34.78	(0.44)	24.89	—	24.45	—	—	—	—	59.23	70.32	70.47
Year ended May 31, 2016(l)	63.69	(0.31)	(28.60)	—	(28.91)	—	—	—	—	34.78	(45.40)	(45.47)
Ultra MSCI EAFE
Year ended May 31, 2020	34.62	0.01	(5.77)	—	(5.76)	(0.12)	—	—	(0.12)	28.74	(16.71)	(16.08)
Year ended May 31, 2019	41.92	0.15	(7.38)	—	(7.23)	(0.07)	—	—	(0.07)	34.62	(17.25)	(17.54)
Year ended May 31, 2018(u)	37.71	(0.09)	4.30	—	4.21	—	—	—	—	41.92	11.17	11.29
Year ended May 31, 2017(u)	28.88	(0.19)	9.02	—	8.83	—	—	—	—	37.71	30.58	30.53
Year ended May 31, 2016(u)	37.59	(0.23)	(8.48)	—	(8.71)	—	—	—	—	28.88	(23.18)	(25.17)
Ultra MSCI Emerging Markets
Year ended May 31, 2020	65.46	0.22	(13.61)	—	(13.39)	(1.03)	—	—	(1.03)	51.04	(20.88)	(20.89)
Year ended May 31, 2019	85.50	0.63	(20.46)	—	(19.83)	(0.21)	—	—	(0.21)	65.46	(23.20)	(23.21)
Year ended May 31, 2018	70.55	(0.11)	15.06	—	14.95	—	—	—	—	85.50	21.20	21.43
Year ended May 31, 2017	46.15	(0.39)	24.79	—	24.40	—	—	—	—	70.55	52.87	52.93
Year ended May 31, 2016	72.71	(0.42)	(26.14)	—	(26.56)	—	—	—	—	46.15	(36.53)	(36.83)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MSCI Brazil Capped
Year ended May 31, 2020	2.10%	0.96%	(1.03)%	0.10%	$4,886	—%
Year ended May 31, 2019	1.70	0.95	(0.22)	0.53	8,231	—
Year ended May 31, 2018	1.26	0.95	(0.40)	(0.09)	9,611	—
Year ended May 31, 2017	1.22	0.95	(1.00)	(0.73)	18,751	—
Year ended May 31, 2016(l)	2.36	0.95	(2.23)	(0.82)	14,487	—
Ultra MSCI EAFE
Year ended May 31, 2020	2.22	0.95	(1.23)	0.04	3,592	—
Year ended May 31, 2019	1.72	0.95	(0.37)	0.41	6,058	—
Year ended May 31, 2018(u)	1.35	0.95	(0.62)	(0.22)	11,528	—
Year ended May 31, 2017(u)	1.19	0.95	(0.91)	(0.67)	11,312	—
Year ended May 31, 2016(u)	1.25	0.95	(1.08)	(0.78)	93,124	—
Ultra MSCI Emerging Markets
Year ended May 31, 2020	1.39	0.95	(0.10)	0.34	12,761	—
Year ended May 31, 2019	1.13	0.95	0.69	0.87	36,005	—
Year ended May 31, 2018	1.06	0.95	(0.23)	(0.13)	51,299	—
Year ended May 31, 2017	1.19	0.95	(0.92)	(0.68)	29,982	—
Year ended May 31, 2016	1.35	0.95	(1.23)	(0.83)	26,534	—

See accompanying notes to the financial statements.

262 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Ultra MSCI Japan
Year ended May 31, 2020	$30.01	$(0.09)	$1.48		$—	$1.39	$(0.04)	$—	$(0.01)	$(0.05)	$31.35	4.61%	4.49%
Year ended May 31, 2019	41.94	0.14	(10.73)		—	(10.59)	(0.06)	(1.28)	—	(1.34)	30.01	(25.03)	(25.04)
Year ended May 31, 2018(u)	34.24	(0.10)	7.80		—	7.70	—	—	—	—	41.94	22.51	22.82
Year ended May 31, 2017(u)	26.70	(0.22)	7.76		—	7.54	—	—	—	—	34.24	28.21	27.40
Year ended May 31, 2016(u)	34.14	(0.26)	(7.18)		—	(7.44)	—	—	—	—	26.70	(21.80)	(21.40)
Ultra Nasdaq Biotechnology
Year ended May 31, 2020	43.67	(0.09)	27.18		—	27.09	—	—	—	—	70.76	62.03	61.87
Year ended May 31, 2019	55.88	(0.13)	(12.08)		—	(12.21)	—	—	—	—	43.67	(21.85)	(21.82)
Year ended May 31, 2018	45.61	(0.21)	10.48		—	10.27	—	—	—	—	55.88	22.54	22.71
Year ended May 31, 2017	46.29	(0.20)	(0.48	)(i)	—	(0.68)	—	—	—	—	45.61	(1.48)	(1.62)
Year ended May 31, 2016	88.62	(0.44)	(41.89)		—	(42.33)	—	—	—	—	46.29	(47.77)	(47.74)
Ultra Oil & Gas
Year ended May 31, 2020(y)	239.22	4.95	(158.39)		—	(153.44)	(5.82)	—	—	(5.82)	79.96	(65.49)	(65.44)
Year ended May 31, 2019(y)	433.16	5.63	(193.92)		—	(188.29)	(5.65)	—	—	(5.65)	239.22	(43.83)	(43.77)
Year ended May 31, 2018(y)	321.80	6.80	111.54		—	118.34	(6.98)	—	—	(6.98)	433.16	37.30	37.33
Year ended May 31, 2017(y)	355.94	4.26	(33.81)		—	(29.55)	(4.59)	—	—	(4.59)	321.80	(8.49)	(8.54)
Year ended May 31, 2016(y)	520.40	6.24	(166.49)		—	(160.25)	(4.21)	—	—	(4.21)	355.94	(30.79)	(30.78)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MSCI Japan
Year ended May 31, 2020	2.33%	0.95%	(1.66)%	(0.28)%	$3,919	—%
Year ended May 31, 2019	4.18	0.95	(2.82)	0.41	5,251	—
Year ended May 31, 2018(u)	1.42	0.95	(0.71)	(0.25)	9,437	—
Year ended May 31, 2017(u)	1.52	0.95	(1.31)	(0.74)	10,271	—
Year ended May 31, 2016(u)	1.46	0.95	(1.39)	(0.88)	10,013	—
Ultra Nasdaq Biotechnology
Year ended May 31, 2020	1.10	0.95	(0.31)	(0.17)	183,980	37
Year ended May 31, 2019	1.06	0.95	(0.35)	(0.24)	207,454	31
Year ended May 31, 2018	1.04	0.95	(0.46)	(0.37)	363,252	25
Year ended May 31, 2017	1.04	0.95	(0.54)	(0.45)	342,040	28
Year ended May 31, 2016	1.04	0.95	(0.77)	(0.68)	483,734	59
Ultra Oil & Gas
Year ended May 31, 2020(y)	1.14	0.95	3.27	3.47	116,476	4
Year ended May 31, 2019(y)	1.07	0.95	1.53	1.65	71,168	14
Year ended May 31, 2018(y)	1.04	0.95	1.83	1.92	126,699	14
Year ended May 31, 2017(y)	1.04	0.95	1.03	1.12	127,915	5
Year ended May 31, 2016(y)	1.08	0.95	1.69	1.82	148,605	15
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 263

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Ultra QQQ
Year ended May 31, 2020	$83.33	$0.01	$48.49		$—	$48.50	$(0.10)	$—	$—	$(0.10)	$131.73	58.25%	58.04%
Year ended May 31, 2019	84.91	0.12	(1.60)		—	(1.48)	(0.10)	—	—	(0.10)	83.33	(1.74)	(1.92)
Year ended May 31, 2018(r)	60.76	(0.02)	24.17		—	24.15	— (h)	—	—	— (h)	84.91	39.75	39.85
Year ended May 31, 2017(r)	37.52	0.02	23.28		—	23.30	(0.06)	—	—	(0.06)	60.76	62.19	62.47
Year ended May 31, 2016(r)	38.50	0.07	(0.98)		—	(0.91)	(0.07)	—	—	(0.07)	37.52	(2.40)	(2.63)
Ultra Real Estate
Year ended May 31, 2020	75.11	1.16	(23.52)		—	(22.36)	(1.09)	—	—	(1.09)	51.66	(30.18)	(30.15)
Year ended May 31, 2019	61.06	1.26	13.65		—	14.91	(0.86)	—	—	(0.86)	75.11	24.82	24.75
Year ended May 31, 2018(r)	60.63	1.06	(0.01	)(i)	—	1.05	(0.62)	—	—	(0.62)	61.06	1.68	1.64
Year ended May 31, 2017(r)	57.08	0.56	3.39		—	3.95	(0.40)	—	—	(0.40)	60.63	6.97	6.90
Year ended May 31, 2016(r)	50.82	0.74	6.09		—	6.83	(0.57)	—	—	(0.57)	57.08	13.58	13.61
Ultra Russell2000
Year ended May 31, 2020	60.63	0.32	(14.36)		—	(14.04)	(0.42)	—	—	(0.42)	46.17	(23.32)	(23.49)
Year ended May 31, 2019	78.80	0.32	(18.24)		—	(17.92)	(0.25)	—	—	(0.25)	60.63	(22.70)	(22.78)
Year ended May 31, 2018(r)	56.48	0.12	22.28		—	22.40	(0.08)	—	—	(0.08)	78.80	39.66	39.78
Year ended May 31, 2017(r)	40.59	0.10	15.93		—	16.03	(0.14)	—	—	(0.14)	56.48	39.55	39.58
Year ended May 31, 2016(r)	48.22	0.10	(7.63)		—	(7.53)	(0.10)	—	—	(0.10)	40.59	(15.63)	(15.51)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra QQQ
Year ended May 31, 2020	0.99%	0.95%	(0.04)%	0.01%	$2,371,112	33%
Year ended May 31, 2019	0.99	0.95	0.10	0.13	1,691,571	7
Year ended May 31, 2018(r)	0.99	0.95	(0.07)	(0.03)	1,783,133	2
Year ended May 31, 2017(r)	1.00	0.95	— (j)	0.05	1,257,752	4
Year ended May 31, 2016(r)	1.01	0.95	0.12	0.18	874,130	10
Ultra Real Estate
Year ended May 31, 2020	1.06	0.95	1.40	1.51	76,646	41
Year ended May 31, 2019	1.04	0.95	1.79	1.88	137,733	6
Year ended May 31, 2018(r)	1.03	0.95	1.63	1.71	131,803	4
Year ended May 31, 2017(r)	1.01	0.95	0.88	0.94	167,258	5
Year ended May 31, 2016(r)	1.02	0.95	1.41	1.48	203,143	16
Ultra Russell2000
Year ended May 31, 2020	1.24	0.95	0.21	0.51	124,664	73
Year ended May 31, 2019	1.25	0.95	0.14	0.44	160,681	41
Year ended May 31, 2018(r)	1.37	0.95	(0.24)	0.18	263,967	15
Year ended May 31, 2017(r)	1.29	0.95	(0.14)	0.21	158,157	62
Year ended May 31, 2016(r)	1.18	0.95	0.02	0.25	166,404	37

See accompanying notes to the financial statements.

264 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Ultra S&P500®
Year ended May 31, 2020	$110.76	$1.13	$10.52	$—	$11.65	$(0.73)	$—	$—	$(0.73)	$121.68	10.56%	10.46%
Year ended May 31, 2019	110.39	0.99	0.14 (i)	—	1.13	(0.76)	—	—	(0.76)	110.76	1.04	1.00
Year ended May 31, 2018	88.61	0.74	21.53	—	22.27	(0.49)	—	—	(0.49)	110.39	25.17	25.13
Year ended May 31, 2017	66.35	0.48	22.11	—	22.59	(0.33)	—	—	(0.33)	88.61	34.15	34.37
Year ended May 31, 2016	67.38	0.58	(1.20)	—	(0.62)	(0.41)	—	—	(0.41)	66.35	(0.89)	(1.02)
Ultra Semiconductors
Year ended May 31, 2020	32.78	0.40	22.69	—	23.09	(0.42)	—	—	(0.42)	55.45	70.79	69.70
Year ended May 31, 2019	49.14	0.42	(16.47)	—	(16.05)	(0.31)	—	—	(0.31)	32.78	(32.72)	(32.67)
Year ended May 31, 2018(u)	30.00	0.26	19.03	—	19.29	(0.15)	—	—	(0.15)	49.14	64.38	64.91
Year ended May 31, 2017(p)(u)	14.64	0.14	15.33	—	15.47	(0.11)	—	—	(0.11)	30.00	106.03	105.09
Year ended May 31, 2016(p)(u)	17.21	0.10	(2.60)	—	(2.50)	(0.07)	—	—	(0.07)	14.64	(14.53)	(14.28)
Ultra SmallCap600
Year ended May 31, 2020	84.54	0.49	(26.79)	—	(26.30)	(0.33)	—	—	(0.33)	57.91	(31.26)	(30.98)
Year ended May 31, 2019	113.63	0.45	(29.28)	—	(28.83)	(0.26)	—	—	(0.26)	84.54	(25.36)	(25.80)
Year ended May 31, 2018	79.08	0.07	34.48	—	34.55	—	—	—	—	113.63	43.68	44.31
Year ended May 31, 2017	57.71	(0.02)	21.45	—	21.43	(0.06)	—	—	(0.06)	79.08	37.12	37.54
Year ended May 31, 2016	60.00	0.07	(2.31)	—	(2.24)	(0.05)	—	—	(0.05)	57.71	(3.71)	(4.16)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra S&P500®
Year ended May 31, 2020	0.91%	0.91%	0.88%	0.88%	$2,165,829	46%
Year ended May 31, 2019	0.90	0.90	0.87	0.87	2,215,265	5
Year ended May 31, 2018	0.90	0.90	0.72	0.72	2,340,284	3
Year ended May 31, 2017	0.90	0.90	0.63	0.63	1,860,832	4
Year ended May 31, 2016	0.90	0.90	0.94	0.94	1,499,470	7
Ultra Semiconductors
Year ended May 31, 2020	1.11	0.95	0.63	0.80	77,624	58
Year ended May 31, 2019	1.13	0.95	0.84	1.02	38,511	38
Year ended May 31, 2018(u)	1.09	0.95	0.51	0.65	79,845	18
Year ended May 31, 2017(p)(u)	1.25	0.95	0.36	0.66	45,003	24
Year ended May 31, 2016(p)(u)	1.47	0.95	0.23	0.75	24,150	54
Ultra SmallCap600
Year ended May 31, 2020	1.59	0.95	(0.08)	0.56	14,478	53
Year ended May 31, 2019	1.35	0.95	0.02	0.42	23,249	18
Year ended May 31, 2018	1.53	0.95	(0.50)	0.08	28,407	17
Year ended May 31, 2017	1.48	0.95	(0.55)	(0.02)	23,724	20
Year ended May 31, 2016	1.81	0.95	(0.72)	0.13	18,756	26

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 265

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
Ultra Technology
Year ended May 31, 2020	$101.84	$0.22		$63.66	$—	$63.88	$(0.28)	$—	$—	$(0.28)	$165.44	62.84%	62.48%
Year ended May 31, 2019	105.24	0.26		(3.37)	—	(3.11)	(0.29)	—	—	(0.29)	101.84	(2.92)	(3.09)
Year ended May 31, 2018(r)	69.52	0.14		35.69	—	35.83	(0.11)	—	—	(0.11)	105.24	51.57	51.56
Year ended May 31, 2017(r)	39.42	—	(h)	30.15	—	30.15	(0.05)	—	—	(0.05)	69.52	76.56	76.97
Year ended May 31, 2016(r)	41.68	0.10		(2.27)	—	(2.17)	(0.09)	—	—	(0.09)	39.42	(5.23)	(5.31)
Ultra Telecommunications
Year ended May 31, 2020	36.53	0.60		(2.33)	—	(1.73)	(0.42)	—	—	(0.42)	34.38	(4.66)	(5.08)
Year ended May 31, 2019	35.66	0.66		0.91	—	1.57	(0.70)	—	—	(0.70)	36.53	4.67	(0.19)
Year ended May 31, 2018	52.69	0.52		(16.91)	—	(16.39)	(0.64)	—	—	(0.64)	35.66	(31.38)	(27.70)
Year ended May 31, 2017(p)	50.10	0.48		2.65 (i)	—	3.13	(0.54)	—	—	(0.54)	52.69	6.29	7.03
Year ended May 31, 2016(p)	46.36	0.34		3.94	—	4.28	(0.40)	—	(0.14)	(0.54)	50.10	9.40	9.32
Ultra Utilities
Year ended May 31, 2020	56.78	1.06		(5.98)	—	(4.92)	(0.81)	—	—	(0.81)	51.05	(8.74)	(8.51)
Year ended May 31, 2019	44.68	0.94		11.97	—	12.91	(0.81)	—	—	(0.81)	56.78	29.38	29.52
Year ended May 31, 2018	47.88	0.85		(3.33)	—	(2.48)	(0.72)	—	—	(0.72)	44.68	(5.22)	(6.99)
Year ended May 31, 2017(n)	39.34	0.65		8.51	—	9.16	(0.62)	—	—	(0.62)	47.88	23.56	25.81
Year ended May 31, 2016(n)	31.51	0.59		7.90	—	8.49	(0.66)	—	—	(0.66)	39.34	27.56	26.45

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Technology
Year ended May 31, 2020	0.99%	0.95%	0.13%	0.16%	$417,738	31%
Year ended May 31, 2019	0.99	0.95	0.21	0.25	300,442	14
Year ended May 31, 2018(r)	1.00	0.95	0.12	0.17	342,018	5
Year ended May 31, 2017(r)	1.04	0.95	(0.08)	0.01	229,402	16
Year ended May 31, 2016(r)	1.08	0.95	0.12	0.25	102,485	8
Ultra Telecommunications
Year ended May 31, 2020	9.92	0.95	(7.40)	1.57	859	29
Year ended May 31, 2019	7.94	0.95	(5.29)	1.70	913	221
Year ended May 31, 2018	3.82	0.95	(1.70)	1.16	2,674	106
Year ended May 31, 2017(p)	2.35	0.95	(0.53)	0.86	5,269	157
Year ended May 31, 2016(p)	3.51	0.95	(1.77)	0.79	5,010	30
Ultra Utilities
Year ended May 31, 2020	1.41	0.95	1.21	1.67	15,315	13
Year ended May 31, 2019	1.65	0.95	1.14	1.85	17,035	5
Year ended May 31, 2018	1.51	0.95	1.26	1.82	12,286	25
Year ended May 31, 2017(n)	1.65	0.95	0.89	1.58	15,562	6
Year ended May 31, 2016(n)	1.60	0.95	1.22	1.86	17,701	10

See accompanying notes to the financial statements.

266 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
UltraPro Dow30SM
Year ended May 31, 2020	$84.09	$0.89	$(22.52	)(i)	$—	$(21.63)	$(0.61)	$—	$—	$(0.61)	$61.85	(25.94)%	(25.95)%
Year ended May 31, 2019	86.71	0.96	(2.98	)(i)	—	(2.02)	(0.60)	—	—	(0.60)	84.09	(2.33)	(2.46)
Year ended May 31, 2018(r)	57.45	0.61	28.89		—	29.50	(0.24)	—	—	(0.24)	86.71	51.32	51.32
Year ended May 31, 2017(r)	34.23	0.04	23.27		—	23.31	(0.09)	—	—	(0.09)	57.45	68.22	68.49
Year ended May 31, 2016(r)	36.49	0.31	(2.44	)(i)	—	(2.13)	(0.13)	—	—	(0.13)	34.23	(5.83)	(6.04)
UltraPro MidCap400
Year ended May 31, 2020	87.08	0.49	(37.82)		—	(37.33)	(0.46)	—	—	(0.46)	49.29	(43.06)	(43.03)
Year ended May 31, 2019	119.18	0.61	(32.40)		—	(31.79)	(0.31)	—	—	(0.31)	87.08	(26.64)	(28.43)
Year ended May 31, 2018	86.45	0.14	32.59		—	32.73	—	—	—	—	119.18	37.87	41.22
Year ended May 31, 2017	58.19	(0.12)	28.39		—	28.27	(0.01)	—	—	(0.01)	86.45	48.57	48.78
Year ended May 31, 2016	65.87	0.08	(7.73)		—	(7.65)	(0.03)	—	—	(0.03)	58.19	(11.61)	(11.44)
UltraPro QQQ
Year ended May 31, 2020	50.19	(0.02)	32.70		—	32.68	(0.03)	—	—	(0.03)	82.84	65.11	64.87
Year ended May 31, 2019	55.76	0.14	(5.65)		—	(5.51)	(0.06)	—	—	(0.06)	50.19	(9.85)	(10.01)
Year ended May 31, 2018(u)	35.37	(0.06)	20.45		—	20.39	—	—	—	—	55.76	57.64	57.84
Year ended May 31, 2017(p)(u)	17.46	(0.08)	17.99		—	17.91	—	—	—	—	35.37	102.57	103.31
Year ended May 31, 2016(p)(u)	19.17	(0.01)	(1.70	)(i)	—	(1.71)	—	—	—	—	17.46	(8.92)	(9.27)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Dow30SM
Year ended May 31, 2020	0.98%	0.95%	1.04%	1.07%	$705,052	61%
Year ended May 31, 2019	0.96	0.95	1.02	1.04	407,844	2
Year ended May 31, 2018(r)	0.96	0.95	0.71	0.72	576,616	1
Year ended May 31, 2017(r)	1.02	0.95	0.02	0.09	166,606	3
Year ended May 31, 2016(r)	1.03	0.95	0.92	1.00	140,323	5
UltraPro MidCap400
Year ended May 31, 2020	1.61	0.95	(0.08)	0.58	$20,948	51
Year ended May 31, 2019	1.32	0.95	0.19	0.56	19,593	41
Year ended May 31, 2018	1.28	0.95	(0.19)	0.14	35,754	16
Year ended May 31, 2017	1.26	0.95	(0.47)	(0.16)	36,739	61
Year ended May 31, 2016	1.41	0.95	(0.31)	0.14	27,641	59
UltraPro QQQ
Year ended May 31, 2020	0.98	0.95	(0.06)	(0.03)	5,831,873	53
Year ended May 31, 2019	0.98	0.95	0.22	0.25	3,189,760	15
Year ended May 31, 2018(u)	0.98	0.95	(0.15)	(0.12)	3,448,958	2
Year ended May 31, 2017(p)(u)	1.00	0.95	(0.41)	(0.36)	1,772,188	16
Year ended May 31, 2016(p)(u)	1.01	0.95	(0.13)	(0.07)	1,152,489	35

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 267

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
UltraPro Russell2000
Year ended May 31, 2020	$60.84	$0.21	$(30.10	)(i)	$—	$(29.89)	$(0.12)	$—	$—	$(0.12)	$30.83	(49.27)%	(49.46)%
Year ended May 31, 2019	95.44	0.29	(34.72)		—	(34.43)	(0.17)	—	—	(0.17)	60.84	(36.03)	(36.02)
Year ended May 31, 2018(r)	59.65	— (h)	35.79		—	35.79	—	—	—	—	95.44	59.98	60.17
Year ended May 31, 2017(r)	37.53	(0.12)	22.26		—	22.14	(0.02)	—	—	(0.02)	59.65	59.00	59.15
Year ended May 31, 2016(r)	51.11	(0.08)	(13.50)		—	(13.58)	—	—	—	—	37.53	(26.57)	(26.51
UltraPro S&P500®
Year ended May 31, 2020	44.74	0.40	(1.84	)(i)	—	(1.44)	(0.25)	—	—	(0.25)	43.05	(3.23)	(3.33)
Year ended May 31, 2019	46.32	0.42	(1.72	)(i)	—	(1.30)	(0.28)	—	—	(0.28)	44.74	(2.77)	(2.89)
Year ended May 31, 2018(u)	34.13	0.18	12.04		—	12.22	(0.03)	—	—	(0.03)	46.32	35.82	35.93
Year ended May 31, 2017(u)	22.31	(0.06)	11.91		—	11.85	(0.03)	—	—	(0.03)	34.13	53.16	53.44
Year ended May 31, 2016(u)	23.62	0.12	(1.38	)(i)	—	(1.26)	(0.05)	—	—	(0.05)	22.31	(5.30)	(5.47)
UltraPro Short 20+ Year Treasury
Year ended May 31, 2020(z)	78.88	0.71	(48.91)		—	(48.20)	(1.06)	—	—	(1.06)	29.62	(61.79)	(61.45)
Year ended May 31, 2019(z)	106.43	0.94	(27.77)		—	(26.83)	(0.72)	—	—	(0.72)	78.88	(25.37)	(27.02)
Year ended May 31, 2018(z)	109.74	0.17	(3.48)		—	(3.31)	—	—	—	—	106.43	(3.02)	(1.89)
Year ended May 31, 2017(z)	111.96	(0.65)	(1.57	)(i)	—	(2.22)	—	—	—	—	109.74	(1.99)	(2.05)
Year ended May 31, 2016(z)	163.36	(1.21)	(50.19)		—	(51.40)	—	—	—	—	111.96	(31.46)	(32.21)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Russell2000
Year ended May 31, 2020	1.99%	0.95%	(0.61)%	0.43%	$184,956	68%
Year ended May 31, 2019	1.56	0.95	(0.26)	0.35	76,056	24
Year ended May 31, 2018(r)	1.53	0.95	(0.58)	— (j)	152,699	14
Year ended May 31, 2017(r)	1.58	0.95	(0.86)	(0.23)	113,344	24
Year ended May 31, 2016(r)	1.47	0.95	(0.73)	(0.20)	93,820	138
UltraPro S&P500®
Year ended May 31, 2020	0.93	0.93	0.76	0.76	1,373,394	69
Year ended May 31, 2019	0.92	0.92	0.87	0.87	1,105,011	15
Year ended May 31, 2018(u)	0.92	0.92	0.43	0.43	1,445,225	3
Year ended May 31, 2017(u)	0.95	0.95	(0.21)	(0.21)	880,462	93
Year ended May 31, 2016(u)	0.95	0.95	0.57	0.57	689,508	18
UltraPro Short 20+ Year Treasury
Year ended May 31, 2020(z)	1.15	0.95	1.11	1.31	23,505	—
Year ended May 31, 2019(z)	1.00	0.95	0.82	0.87	36,975	—
Year ended May 31, 2018(z)	0.98	0.95	0.13	0.16	95,117	—
Year ended May 31, 2017(z)	0.99	0.95	(0.63)	(0.59)	84,359	—
Year ended May 31, 2016(z)	1.03	0.95	(0.92)	(0.85)	74,874	—

See accompanying notes to the financial statements.

268 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
UltraPro Short Dow30SM
Year ended May 31, 2020	$61.50	$0.21	$(34.13)	$—	$(33.92)	$(0.72)	$—	$—	$(0.72)	$26.86	(55.65)%	(55.55)%
Year ended May 31, 2019(w)	74.05	1.11	(12.67)	—	(11.56)	(0.99)	—	—	(0.99)	61.50	(15.73)	(15.64)
Year ended May 31, 2018(w)	131.71	0.63	(58.09)	—	(57.46)	(0.20)	—	—	(0.20)	74.05	(43.63)	(43.65)
Year ended May 31, 2017(o)(w)	243.51	(0.75)	(111.05)	—	(111.80)	—	—	—	—	131.71	(45.92)	(46.03)
Year ended May 31, 2016(o)(w)	296.62	(2.34)	(50.77)	—	(53.11)	—	—	—	—	243.51	(17.91)	(17.71)
UltraPro Short MidCap400
Year ended May 31, 2020(z)	39.45	(0.07)	(21.66)	—	(21.73)	(0.28)	—	—	(0.28)	17.44	(55.37)	(55.36)
Year ended May 31, 2019(z)	36.05	0.39	3.15 (i)	—	3.54	(0.14)	—	—	(0.14)	39.45	9.82	12.55
Year ended May 31, 2018(z)	57.74	0.01	(21.70)	—	(21.69)	—	—	—	—	36.05	(37.57)	(37.90)
Year ended May 31, 2017(z)	101.95	(0.42)	(43.79)	—	(44.21)	—	—	—	—	57.74	(43.36)	(44.34)
Year ended May 31, 2016(z)	120.88	(1.08)	(17.85)	—	(18.93)	—	—	—	—	101.95	(15.66)	(15.56)
UltraPro Short QQQ
Year ended May 31, 2020	44.48	0.28	(34.74)	—	(34.46)	(0.60)	—	—	(0.60)	9.42	(78.39)	(78.35)
Year ended May 31, 2019(w)	59.94	1.00	(15.50)	—	(14.50)	(0.96)	—	—	(0.96)	44.48	(24.46)	(24.35)
Year ended May 31, 2018(w)	121.43	0.78	(62.01)	—	(61.23)	(0.26)	—	—	(0.26)	59.94	(50.46)	(50.55)
Year ended May 31, 2017(o)(w)	280.42	(0.83)	(158.16)	—	(158.99)	—	—	—	—	121.43	(56.70)	(56.83)
Year ended May 31, 2016(o)(w)	372.07	(2.73)	(88.92)	—	(91.65)	—	—	—	—	280.42	(24.63)	(24.37)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short Dow30SM
Year ended May 31, 2020	0.99%	0.95%	0.50%	0.54%	$815,975	—%
Year ended May 31, 2019(w)	0.98	0.95	1.77	1.81	254,249	—
Year ended May 31, 2018(w)	1.00	0.95	0.65	0.70	177,459	—
Year ended May 31, 2017(o)(w)	0.97	0.95	(0.45)	(0.43)	202,052	—
Year ended May 31, 2016(o)(w)	1.01	0.95	(0.85)	(0.80)	188,719	—
UltraPro Short MidCap400
Year ended May 31, 2020(z)	2.31	0.95	(1.61)	(0.24)	14,686	—
Year ended May 31, 2019(z)	4.18	0.95	(2.18)	1.04	2,650	—
Year ended May 31, 2018(z)	3.42	0.95	(2.44)	0.03	1,971	—
Year ended May 31, 2017(z)	2.77	0.95	(2.40)	(0.58)	3,157	—
Year ended May 31, 2016(z)	2.73	0.95	(2.60)	(0.82)	4,299	—
UltraPro Short QQQ
Year ended May 31, 2020	1.02	0.95	1.19	1.26	1,113,509	—
Year ended May 31, 2019(w)	1.00	0.95	2.06	2.11	1,130,668	—
Year ended May 31, 2018(w)	1.01	0.95	0.84	0.89	584,899	—
Year ended May 31, 2017(o)(w)	1.01	0.95	(0.49)	(0.43)	495,886	—
Year ended May 31, 2016(o)(w)	1.03	0.95	(0.89)	(0.82)	546,807	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 269

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
UltraPro Short Russell2000
Year ended May 31, 2020	$28.95	$0.10	$(15.74)	$—	$(15.64)	$(0.32)	$—	$—	$(0.32)	$12.99	(54.50)%	(54.49)%
Year ended May 31, 2019	25.14	0.35	3.77	—	4.12	(0.31)	—	—	(0.31)	28.95	16.43	16.48
Year ended May 31, 2018	48.17	0.16	(23.12)	—	(22.96)	(0.07)	—	—	(0.07)	25.14	(47.68)	(47.68)
Year ended May 31, 2017(o)	97.53	(0.23)	(49.13)	—	(49.36)	—	—	—	—	48.17	(50.61)	(50.78)
Year ended May 31, 2016(o)	103.55	(0.93)	(5.09)	—	(6.02)	—	—	—	—	97.53	(5.80)	(5.70)
UltraPro Short S&P500®
Year ended May 31, 2020	34.21	0.15	(20.96)	—	(20.81)	(0.39)	—	—	(0.39)	13.01	(61.39)	(61.26)
Year ended May 31, 2019	40.87	0.65	(6.68)	—	(6.03)	(0.63)	—	—	(0.63)	34.21	(14.89)	(14.86)
Year ended May 31, 2018(s)	63.81	0.37	(23.16)	—	(22.79)	(0.15)	—	—	(0.15)	40.87	(35.72)	(35.76)
Year ended May 31, 2017(s)	107.58	(0.34)	(43.43)	—	(43.77)	—	—	—	—	63.81	(40.70)	(40.88)
Year ended May 31, 2016(s)	133.42	(0.99)	(24.85)	—	(25.84)	—	—	—	—	107.58	(19.37)	(19.05)
UltraShort 7-10 Year Treasury
Year ended May 31, 2020	19.99	0.21	(4.57)	—	(4.36)	(0.31)	—	—	(0.31)	15.32	(22.11)	(21.90)
Year ended May 31, 2019	22.73	0.26	(2.79)	—	(2.53)	(0.21)	—	—	(0.21)	19.99	(11.21)	(11.83)
Year ended May 31, 2018	21.23	0.04	1.46	—	1.50	—	—	—	—	22.73	7.03	7.53
Year ended May 31, 2017	21.20	(0.12)	0.15	—	0.03	—	—	—	—	21.23	0.14	0.09
Year ended May 31, 2016	23.68	(0.18)	(2.30)	—	(2.48)	—	—	—	—	21.20	(10.44)	(10.65)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short Russell2000
Year ended May 31, 2020	1.11%	0.95%	0.33%	0.49%	$170,315	—%
Year ended May 31, 2019	1.11	0.95	1.21	1.36	81,442	—
Year ended May 31, 2018	1.09	0.95	0.30	0.44	69,478	—
Year ended May 31, 2017(o)	1.06	0.95	(0.49)	(0.38)	111,425	—
Year ended May 31, 2016(o)	1.12	0.95	(0.97)	(0.81)	85,453	—
UltraPro Short S&P500®
Year ended May 31, 2020	0.93	0.93	0.71	0.71	1,323,669	—
Year ended May 31, 2019	0.91	0.91	1.84	1.84	610,645	—
Year ended May 31, 2018(s)	0.91	0.91	0.75	0.75	463,787	—
Year ended May 31, 2017(s)	0.90	0.90	(0.41)	(0.41)	697,964	—
Year ended May 31, 2016(s)	0.91	0.91	(0.76)	(0.76)	820,483	—
UltraShort 7-10 Year Treasury
Year ended May 31, 2020	1.06	0.95	1.03	1.15	29,871	—
Year ended May 31, 2019	0.97	0.95	1.12	1.14	66,966	—
Year ended May 31, 2018	0.95	0.95	0.19	0.19	142,045	—
Year ended May 31, 2017	0.97	0.95	(0.57)	(0.55)	125,279	—
Year ended May 31, 2016	0.98	0.95	(0.83)	(0.80)	155,850	—
See accompanying notes to the financial statements.

270 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
UltraShort 20+ Year Treasury
Year ended May 31, 2020	$29.69	$0.37	$(13.49)		$—	$(13.12)	$(0.50)	$—	$—	$(0.50)	$16.07	(44.80)%	(44.32)%
Year ended May 31, 2019	36.01	0.45	(6.34)		—	(5.89)	(0.43)	—	—	(0.43)	29.69	(16.54)	(17.80)
Year ended May 31, 2018	36.35	0.13	(0.44	)(i)	—	(0.31)	(0.03)	—	—	(0.03)	36.01	(0.86)	(0.07)
Year ended May 31, 2017	36.37	(0.17)	0.15		—	(0.02)	—	—	—	—	36.35	(0.06)	(0.03)
Year ended May 31, 2016	45.92	(0.35)	(9.20)		—	(9.55)	—	—	—	—	36.37	(20.79)	(21.48)
UltraShort Basic Materials
Year ended May 31, 2020	32.86	0.04	(12.71)		—	(12.67)	(0.13)	—	—	(0.13)	20.06	(38.64)	(38.75)
Year ended May 31, 2019	26.50	0.15	6.27		—	6.42	(0.06)	—	—	(0.06)	32.86	24.22	25.02
Year ended May 31, 2018(t)	36.80	(0.03)	(10.27)		—	(10.30)	—	—	—	—	26.50	(27.99)	(29.37)
Year ended May 31, 2017(t)	53.94	(0.30)	(16.84)		—	(17.14)	—	—	—	—	36.80	(31.77)	(30.96)
Year ended May 31, 2016(t)	54.50	(0.58)	0.02	(i)	—	(0.56)	—	—	—	—	53.94	(1.02)	0.22
UltraShort Communication Services Select Sector
Year ended May 31, 2020	35.42	0.26	(14.99)		—	(14.73)	(0.59)	—	—	(0.59)	20.10	(42.22)	(42.23)
January 15, 2019* through May 31, 2019	40.00	0.20	(4.69)		—	(4.49)	(0.09)	—	—	(0.09)	35.42	(11.23)	(11.39)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort 20+ Year Treasury
Year ended May 31, 2020	0.92%	0.92%	1.58%	1.58%	$434,698	—%
Year ended May 31, 2019	0.90	0.90	1.22	1.22	886,565	—
Year ended May 31, 2018	0.89	0.89	0.35	0.35	1,843,935	—
Year ended May 31, 2017	0.90	0.90	(0.47)	(0.47)	2,053,938	—
Year ended May 31, 2016	0.93	0.93	(0.82)	(0.82)	2,116,937	—
UltraShort Basic Materials
Year ended May 31, 2020	2.12	0.95	(1.03)	0.14	4,420	—
Year ended May 31, 2019	2.15	0.95	(0.68)	0.51	5,598	—
Year ended May 31, 2018(t)	2.01	0.95	(1.16)	(0.10)	4,515	—
Year ended May 31, 2017(t)	1.70	0.95	(1.43)	(0.68)	8,114	—
Year ended May 31, 2016(t)	1.43	0.95	(1.34)	(0.85)	14,589	—
UltraShort Communication Services Select Sector
Year ended May 31, 2020	7.69	0.95	(5.83)	0.91	502	—
January 15, 2019* through May 31, 2019	3.08	0.95	(0.64)	1.50	3,542	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 271

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
UltraShort Consumer Goods
Year ended May 31, 2020	$15.22	$0.08	$(5.50)	$—	$(5.42)	$(0.15)	$—	$—	$(0.15)	$9.65	(35.81)%	(36.03)%
Year ended May 31, 2019	16.41	0.17	(1.23)	—	(1.06)	(0.13)	—	—	(0.13)	15.22	(6.43)	(6.18)
Year ended May 31, 2018	15.20	0.04	1.17	—	1.21	—	—	—	—	16.41	7.94	7.99
Year ended May 31, 2017	19.66	(0.10)	(4.36)	—	(4.46)	—	—	—	—	15.20	(22.68)	(22.90)
Year ended May 31, 2016	24.90	(0.19)	(5.05)	—	(5.24)	—	—	—	—	19.66	(21.05)	(20.77)
UltraShort Consumer Services
Year ended May 31, 2020	16.69	0.07	(5.61)	—	(5.54)	(0.28)	—	—	(0.28)	10.87	(33.62)	(33.86)
Year ended May 31, 2019	21.57	0.29	(4.93)	—	(4.64)	(0.24)	—	—	(0.24)	16.69	(21.58)	(21.30)
Year ended May 31, 2018	28.51	0.08	(7.00)	—	(6.92)	(0.02)	—	—	(0.02)	21.57	(24.27)	(28.36)
Year ended May 31, 2017	40.31	(0.18)	(11.62)	—	(11.80)	—	—	—	—	28.51	(29.29)	(26.49)
Year ended May 31, 2016	46.04	(0.35)	(5.38)	—	(5.73)	—	—	—	—	40.31	(12.43)	(10.02)
UltraShort Dow30SM
Year ended May 31, 2020	30.75	0.20	(10.58)	—	(10.38)	(0.34)	—	—	(0.34)	20.03	(33.99)	(33.94)
Year ended May 31, 2019	34.05	0.50	(3.35)	—	(2.85)	(0.45)	—	—	(0.45)	30.75	(8.44)	(8.45)
Year ended May 31, 2018(s)	49.19	0.25	(15.29)	—	(15.04)	(0.10)	—	—	(0.10)	34.05	(30.57)	(30.61)
Year ended May 31, 2017(s)	73.49	(0.27)	(24.03)	—	(24.30)	—	—	—	—	49.19	(33.07)	(33.08)
Year ended May 31, 2016(s)	81.74	(0.69)	(7.56)	—	(8.25)	—	—	—	—	73.49	(10.10)	(10.08)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Consumer Goods
Year ended May 31, 2020	4.28%	0.95%	(2.68)%	0.66%	$1,568	—%
Year ended May 31, 2019	3.75	0.95	(1.70)	1.10	3,234	—
Year ended May 31, 2018	3.75	0.95	(2.53)	0.27	2,665	—
Year ended May 31, 2017	3.67	0.95	(3.30)	(0.58)	1,709	—
Year ended May 31, 2016	4.88	0.95	(4.77)	(0.84)	2,211	—
UltraShort Consumer Services
Year ended May 31, 2020	6.72	0.95	(5.28)	0.49	1,764	—
Year ended May 31, 2019	7.14	0.95	(4.63)	1.57	623	—
Year ended May 31, 2018	4.82	0.95	(3.55)	0.32	1,344	—
Year ended May 31, 2017	4.24	0.95	(3.81)	(0.52)	1,776	—
Year ended May 31, 2016	3.56	0.95	(3.40)	(0.79)	2,512	—
UltraShort Dow30SM
Year ended May 31, 2020	1.01	0.95	0.75	0.81	210,350	—
Year ended May 31, 2019	1.01	0.95	1.59	1.64	143,100	—
Year ended May 31, 2018(s)	0.99	0.95	0.59	0.63	143,173	—
Year ended May 31, 2017(s)	0.98	0.95	(0.50)	(0.46)	229,012	—
Year ended May 31, 2016(s)	0.99	0.95	(0.87)	(0.83)	216,310	—

See accompanying notes to the financial statements.

272 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
UltraShort Financials
Year ended May 31, 2020	$18.97	$0.06	$(5.44)	$—	$(5.38)	$(0.15)	$—	$—	$(0.15)	$13.44	(28.50)%	(28.66)%
Year ended May 31, 2019	20.55	0.11	(1.64)	—	(1.53)	(0.05)	—	—	(0.05)	18.97	(7.44)	(7.38)
Year ended May 31, 2018	29.03	— (h)	(8.48)	—	(8.48)	—	—	—	—	20.55	(29.21)	(29.41)
Year ended May 31, 2017	42.76	(0.17)	(13.56)	—	(13.73)	—	—	—	—	29.03	(32.12)	(31.82)
Year ended May 31, 2016	48.25	(0.40)	(5.09)	—	(5.49)	—	—	—	—	42.76	(11.38)	(11.55)
UltraShort FTSE China 50
Year ended May 31, 2020	69.54	0.19	(14.48)	—	(14.29)	(0.52)	—	—	(0.52)	54.73	(20.64)	(20.38)
Year ended May 31, 2019	61.78	0.63	7.39	—	8.02	(0.26)	—	—	(0.26)	69.54	13.02	12.97
Year ended May 31, 2018(s)	99.51	0.03	(37.76)	—	(37.73)	—	—	—	—	61.78	(37.91)	(38.02)
Year ended May 31, 2017(s)	165.98	(0.71)	(65.76)	—	(66.47)	—	—	—	—	99.51	(40.05)	(40.27)
Year ended May 31, 2016(s)	112.87	(1.40)	54.51	—	53.11	—	—	—	—	165.98	47.05	47.77
UltraShort FTSE Europe
Year ended May 31, 2020	34.43	0.06	(6.03)	—	(5.97)	(0.23)	—	—	(0.23)	28.23	(17.37)	(17.90)
Year ended May 31, 2019	31.32	0.27	2.98	—	3.25	(0.14)	—	—	(0.14)	34.43	10.37	10.13
Year ended May 31, 2018	36.36	0.04	(5.08)	—	(5.04)	—	—	—	—	31.32	(13.87)	(13.74)
Year ended May 31, 2017	55.55	(0.30)	(18.89)	—	(19.19)	—	—	—	—	36.36	(34.56)	(34.56)
Year ended May 31, 2016	51.12	(0.49)	4.92 (i)	—	4.43	—	—	—	—	55.55	8.67	8.63

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Financials
Year ended May 31, 2020	1.20%	0.95%	0.11%	0.36%	$42,263	—%
Year ended May 31, 2019	1.20	0.95	0.32	0.57	27,413	—
Year ended May 31, 2018	1.13	0.95	(0.16)	0.02	27,635	—
Year ended May 31, 2017	1.10	0.95	(0.64)	(0.49)	49,924	—
Year ended May 31, 2016	1.10	0.95	(0.97)	(0.82)	55,371	—
UltraShort FTSE China 50
Year ended May 31, 2020	1.17	0.95	0.08	0.30	41,152	—
Year ended May 31, 2019	1.20	0.95	0.68	0.93	38,384	—
Year ended May 31, 2018(s)	1.20	0.95	(0.21)	0.04	27,923	—
Year ended May 31, 2017(s)	1.15	0.95	(0.77)	(0.57)	43,798	—
Year ended May 31, 2016(s)	1.13	0.95	(1.01)	(0.83)	62,681	—
UltraShort FTSE Europe
Year ended May 31, 2020	1.37	0.95	(0.24)	0.17	22,924	—
Year ended May 31, 2019	1.31	0.95	0.43	0.79	16,770	—
Year ended May 31, 2018	1.17	0.95	(0.11)	0.11	18,386	—
Year ended May 31, 2017	1.09	0.95	(0.74)	(0.60)	32,254	—
Year ended May 31, 2016	1.13	0.95	(1.02)	(0.84)	42,337	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 273

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
UltraShort Health Care
Year ended May 31, 2020	$24.56	$0.14	$(11.53)	$—	$(11.39)	$(0.25)	$—	$—	$(0.25)	$12.92	(46.77)%	(46.67)%
Year ended May 31, 2019	28.86	0.31	(4.49)	—	(4.18)	(0.12)	—	—	(0.12)	24.56	(14.46)	(13.10)
Year ended May 31, 2018	37.57	0.04	(8.75)	—	(8.71)	—	—	—	—	28.86	(23.19)	(26.26)
Year ended May 31, 2017	46.71	(0.28)	(8.86)	—	(9.14)	—	—	—	—	37.57	(19.56)	(17.22)
Year ended May 31, 2016	48.12	(0.41)	(1.00)	—	(1.41)	—	—	—	—	46.71	(2.95)	(3.54)
UltraShort Industrials
Year ended May 31, 2020	14.84	0.02	(5.00)	—	(4.98)	(0.13)	—	—	(0.13)	9.73	(33.71)	(34.02)
Year ended May 31, 2019	16.37	0.16	(1.58)	—	(1.42)	(0.11)	—	—	(0.11)	14.84	(8.75)	(8.49)
Year ended May 31, 2018	22.10	0.04	(5.77)	—	(5.73)	—	—	—	—	16.37	(25.93)	(26.47)
Year ended May 31, 2017	33.98	(0.15)	(11.73)	—	(11.88)	—	—	—	—	22.10	(34.95)	(34.83)
Year ended May 31, 2016	39.83	(0.34)	(5.51)	—	(5.85)	—	—	—	—	33.98	(14.70)	(14.24)
UltraShort MidCap400
Year ended May 31, 2020	18.92	0.04	(6.11)	—	(6.07)	(0.18)	—	—	(0.18)	12.67	(32.29)	(32.63)
Year ended May 31, 2019	17.39	0.22	1.48	—	1.70	(0.17)	—	—	(0.17)	18.92	9.83	11.13
Year ended May 31, 2018	23.41	0.04	(6.06)	—	(6.02)	—	—	—	—	17.39	(25.73)	(26.36)
Year ended May 31, 2017	33.69	(0.17)	(10.11)	—	(10.28)	—	—	—	—	23.41	(30.51)	(30.63)
Year ended May 31, 2016	36.71	(0.33)	(2.69)	—	(3.02)	—	—	—	—	33.69	(8.22)	(8.20)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Health Care
Year ended May 31, 2020	4.01%	0.95%	(2.36)%	0.70%	$2,078	—%
Year ended May 31, 2019	4.94	0.95	(2.67)	1.32	2,724	—
Year ended May 31, 2018	6.35	0.95	(5.25)	0.14	1,036	—
Year ended May 31, 2017	3.49	0.95	(3.17)	(0.64)	1,349	—
Year ended May 31, 2016	3.52	0.95	(3.37)	(0.81)	2,845	—
UltraShort Industrials
Year ended May 31, 2020	3.89	0.95	(2.76)	0.18	3,268	—
Year ended May 31, 2019	3.38	0.95	(1.41)	1.02	2,386	—
Year ended May 31, 2018	3.16	0.95	(2.00)	0.21	3,042	—
Year ended May 31, 2017	2.81	0.95	(2.41)	(0.55)	3,002	—
Year ended May 31, 2016	2.57	0.95	(2.45)	(0.83)	4,615	—
UltraShort MidCap400
Year ended May 31, 2020	2.95	0.95	(1.74)	0.26	6,393	—
Year ended May 31, 2019	2.90	0.95	(0.72)	1.23	2,923	—
Year ended May 31, 2018	2.39	0.95	(1.23)	0.22	3,556	—
Year ended May 31, 2017	1.93	0.95	(1.57)	(0.60)	4,787	—
Year ended May 31, 2016	2.02	0.95	(1.90)	(0.83)	6,889	—

See accompanying notes to the financial statements.

274 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
UltraShort MSCI Brazil Capped
Year ended May 31, 2020	$27.30	$0.18	$(5.45	)(i)	$—	$(5.27)	$(0.30)	$—	$—	$(0.30)	$21.73	(19.34)%	(19.03)%
Year ended May 31, 2019	53.89	0.42	(26.81)		—	(26.39)	(0.20)	—	—	(0.20)	27.30	(49.00)	(49.02)
Year ended May 31, 2018(v)	68.24	0.06	(14.41)		—	(14.35)	—	—	—	—	53.89	(21.04)	(21.01)
Year ended May 31, 2017(v)	200.11	(0.46)	(131.41)		—	(131.87)	—	—	—	—	68.24	(65.90)	(65.93)
Year ended May 31, 2016(k)(v)	229.92	(2.24)	(27.57	)(i)	—	(29.81)	—	—	—	—	200.11	(12.97)	(12.86)
UltraShort MSCI EAFE
Year ended May 31, 2020	25.89	0.03	(3.92)		—	(3.89)	(0.16)	—	—	(0.16)	21.84	(15.05)	(15.10)
Year ended May 31, 2019	23.15	0.18	2.65		—	2.83	(0.09)	—	—	(0.09)	25.89	12.24	12.11
Year ended May 31, 2018	27.32	0.03	(4.20)		—	(4.17)	—	—	—	—	23.15	(15.26)	(15.09)
Year ended May 31, 2017	39.69	(0.23)	(12.14)		—	(12.37)	—	—	—	—	27.32	(31.18)	(31.29)
Year ended May 31, 2016	35.96	(0.36)	4.09	(i)	—	3.73	—	—	—	—	39.69	10.38	10.35
UltraShort MSCI Emerging Markets
Year ended May 31, 2020	46.57	0.15	(8.37)		—	(8.22)	(0.38)	—	—	(0.38)	37.97	(17.70)	(17.50)
Year ended May 31, 2019	42.20	0.47	4.21		—	4.68	(0.31)	—	—	(0.31)	46.57	11.11	11.05
Year ended May 31, 2018(v)	58.06	0.10	(15.96)		—	(15.86)	—	—	—	—	42.20	(27.31)	(27.45)
Year ended May 31, 2017(v)	103.71	(0.40)	(45.25)		—	(45.65)	—	—	—	—	58.06	(44.02)	(44.03)
Year ended May 31, 2016(v)	86.13	(0.91)	18.49		—	17.58	—	—	—	—	103.71	20.41	20.42

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MSCI Brazil Capped
Year ended May 31, 2020	1.16%	0.95%	0.52%	0.72%	$37,698	—%
Year ended May 31, 2019	1.14	0.95	0.96	1.15	29,616	—
Year ended May 31, 2018(v)	1.18	0.95	(0.11)	0.12	30,170	—
Year ended May 31, 2017(v)	1.12	0.95	(0.69)	(0.52)	30,707	—
Year ended May 31, 2016(k)(v)	1.20	0.95	(1.10)	(0.85)	61,031	—
UltraShort MSCI EAFE
Year ended May 31, 2020	3.83	0.95	(2.76)	0.12	3,001	—
Year ended May 31, 2019	2.87	0.95	(1.23)	0.70	3,557	—
Year ended May 31, 2018	3.00	0.95	(1.94)	0.11	3,181	—
Year ended May 31, 2017	2.11	0.95	(1.82)	(0.66)	3,754	—
Year ended May 31, 2016	2.34	0.95	(2.25)	(0.86)	7,439	—
UltraShort MSCI Emerging Markets
Year ended May 31, 2020	1.31	0.95	(0.01)	0.35	16,662	—
Year ended May 31, 2019	1.26	0.95	0.70	1.01	19,271	—
Year ended May 31, 2018(v)	1.18	0.95	(0.01)	0.22	15,352	—
Year ended May 31, 2017(v)	1.12	0.95	(0.69)	(0.52)	32,161	—
Year ended May 31, 2016(v)	1.06	0.95	(0.92)	(0.81)	57,450	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 275

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
UltraShort MSCI Japan
Year ended May 31, 2020	$31.53	$(0.06)	$(7.79)		$—	$(7.85)	$(0.07)	$—	$—	$(0.07)	$23.61	(24.89)%	(24.92)%
Year ended May 31, 2019	26.01	0.02	5.51		—	5.53	(0.01)	—	—	(0.01)	31.53	21.26	21.50
Year ended May 31, 2018	34.57	(0.04)	(8.52)		—	(8.56)	—	—	—	—	26.01	(24.78)	(25.42)
Year ended May 31, 2017	48.16	(0.27)	(13.32)		—	(13.59)	—	—	—	—	34.57	(28.22)	(27.90)
Year ended May 31, 2016	46.92	(0.42)	1.66	(i)	—	1.24	—	—	—	—	48.16	2.64	2.36
UltraShort Nasdaq Biotechnology
Year ended May 31, 2020	20.55	0.14	(11.98)		—	(11.84)	(0.25)	—	—	(0.25)	8.46	(58.25)	(58.11)
Year ended May 31, 2019	20.12	0.23	0.35		—	0.58	(0.15)	—	—	(0.15)	20.55	2.95	3.15
Year ended May 31, 2018	29.03	0.02	(8.93)		—	(8.91)	—	—	—	—	20.12	(30.69)	(30.75)
Year ended May 31, 2017	36.12	(0.17)	(6.92)		—	(7.09)	—	—	—	—	29.03	(19.64)	(19.61)
Year ended May 31, 2016	29.71	(0.29)	6.70		—	6.41	—	—	—	—	36.12	21.55	21.26
UltraShort Oil & Gas
Year ended May 31, 2020	46.07	0.07	(1.26	)(i)	—	(1.19)	(0.20)	—	—	(0.20)	44.68	(2.59)	(3.03)
Year ended May 31, 2019	31.03	0.26	14.97		—	15.23	(0.19)	—	—	(0.19)	46.07	49.15	49.61
Year ended May 31, 2018	48.40	0.03	(17.40)		—	(17.37)	—	—	—	—	31.03	(35.89)	(35.92)
Year ended May 31, 2017	51.67	(0.23)	(3.04)		—	(3.27)	—	—	—	—	48.40	(6.33)	(6.41)
Year ended May 31, 2016	50.95	(0.50)	1.22	(i)	—	0.72	—	—	—	—	51.67	1.41	1.49

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MSCI Japan
Year ended May 31, 2020	1.78%	0.95%	(1.03)%	(0.21)%	$11,215	—%
Year ended May 31, 2019	2.01	0.95	(1.00)	0.06	7,091	—
Year ended May 31, 2018	1.66	0.95	(0.84)	(0.13)	5,199	—
Year ended May 31, 2017	1.48	0.95	(1.18)	(0.66)	10,369	—
Year ended May 31, 2016	1.48	0.95	(1.35)	(0.83)	18,055	—
UltraShort Nasdaq Biotechnology
Year ended May 31, 2020	1.31	0.95	0.59	0.94	12,556	—
Year ended May 31, 2019	1.21	0.95	1.03	1.28	26,408	—
Year ended May 31, 2018	1.12	0.95	(0.06)	0.10	31,888	—
Year ended May 31, 2017	1.11	0.95	(0.70)	(0.54)	54,714	—
Year ended May 31, 2016	1.08	0.95	(0.97)	(0.84)	68,082	—
UltraShort Oil & Gas
Year ended May 31, 2020	1.33	0.95	(0.23)	0.15	16,401	—
Year ended May 31, 2019	1.31	0.95	0.37	0.74	19,218	—
Year ended May 31, 2018	1.18	0.95	(0.15)	0.08	23,801	—
Year ended May 31, 2017	1.11	0.95	(0.68)	(0.52)	34,708	—
Year ended May 31, 2016	1.12	0.95	(0.96)	(0.79)	55,135	—

See accompanying notes to the financial statements.

276 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
UltraShort QQQ
Year ended May 31, 2020	$36.68	$0.32	$(21.88)	$—	$(21.56)	$(0.54)	$—	$—	$(0.54)	$14.58	(59.49)%	(59.44)%
Year ended May 31, 2019	42.90	0.75	(6.28)	—	(5.53)	(0.69)	—	—	(0.69)	36.68	(13.01)	(12.94)
Year ended May 31, 2018(s)	66.84	0.36	(24.17)	—	(23.81)	(0.13)	—	—	(0.13)	42.90	(35.64)	(35.63)
Year ended May 31, 2017(s)	115.58	(0.44)	(48.30)	—	(48.74)	—	—	—	—	66.84	(42.17)	(42.27)
Year ended May 31, 2016(s)	134.54	(1.07)	(17.89)	—	(18.96)	—	—	—	—	115.58	(14.09)	(14.04)
UltraShort Real Estate
Year ended May 31, 2020	22.65	0.08	(5.06)	—	(4.98)	(0.29)	—	—	(0.29)	17.38	(22.18)	(22.10)
Year ended May 31, 2019	30.41	0.33	(7.87)	—	(7.54)	(0.22)	—	—	(0.22)	22.65	(24.94)	(24.88)
Year ended May 31, 2018	32.86	0.05	(2.50)	—	(2.45)	—	—	—	—	30.41	(7.45)	(7.63)
Year ended May 31, 2017	38.46	(0.19)	(5.41)	—	(5.60)	—	—	—	—	32.86	(14.57)	(14.50)
Year ended May 31, 2016	50.39	(0.38)	(11.55)	—	(11.93)	—	—	—	—	38.46	(23.67)	(23.68)
UltraShort Russell2000
Year ended May 31, 2020	16.97	0.08	(5.28)	—	(5.20)	(0.17)	—	—	(0.17)	11.60	(30.85)	(30.72)
Year ended May 31, 2019	14.93	0.18	2.02	—	2.20	(0.16)	—	—	(0.16)	16.97	14.83	14.83
Year ended May 31, 2018	22.59	0.09	(7.72)	—	(7.63)	(0.03)	—	—	(0.03)	14.93	(33.77)	(33.84)
Year ended May 31, 2017	35.34	(0.11)	(12.64)	—	(12.75)	—	—	—	—	22.59	(36.10)	(36.12)
Year ended May 31, 2016	35.51	(0.32)	0.15	—	(0.17)	—	—	—	—	35.34	(0.48)	(0.62)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort QQQ
Year ended May 31, 2020	1.04%	0.95%	1.18%	1.27%	$248,507	—%
Year ended May 31, 2019	1.03	0.95	1.88	1.95	355,626	—
Year ended May 31, 2018(s)	1.02	0.95	0.59	0.66	257,160	—
Year ended May 31, 2017(s)	1.03	0.95	(0.56)	(0.48)	281,358	—
Year ended May 31, 2016(s)	1.03	0.95	(0.91)	(0.83)	389,736	—
UltraShort Real Estate
Year ended May 31, 2020	1.31	0.95	0.06	0.42	54,669	—
Year ended May 31, 2019	1.32	0.95	0.88	1.25	21,421	—
Year ended May 31, 2018	1.18	0.95	(0.07)	0.16	21,160	—
Year ended May 31, 2017	1.19	0.95	(0.78)	(0.53)	34,364	—
Year ended May 31, 2016	1.24	0.95	(1.09)	(0.80)	38,299	—
UltraShort Russell2000
Year ended May 31, 2020	1.09	0.95	0.38	0.52	132,947	—
Year ended May 31, 2019	1.08	0.95	1.03	1.16	98,592	—
Year ended May 31, 2018	1.06	0.95	0.36	0.47	88,972	—
Year ended May 31, 2017	1.05	0.95	(0.51)	(0.41)	174,120	—
Year ended May 31, 2016	1.04	0.95	(0.91)	(0.82)	217,694	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 277

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
UltraShort S&P500®
Year ended May 31, 2020	$35.25	$0.23	$(14.49)		$—	$(14.26)	$(0.42)	$—	$—	$(0.42)	$20.57	(40.80)%	(40.72)%
Year ended May 31, 2019	38.73	0.59	(3.51)		—	(2.92)	(0.56)	—	—	(0.56)	35.25	(7.60)	(7.60)
Year ended May 31, 2018(q)	51.32	0.28	(12.76)		—	(12.48)	(0.11)	—	—	(0.11)	38.73	(24.31)	(24.33)
Year ended May 31, 2017(q)	72.17	(0.27)	(20.58)		—	(20.85)	—	—	—	—	51.32	(28.89)	(29.00)
Year ended May 31, 2016(q)	81.21	(0.62)	(8.42)		—	(9.04)	—	—	—	—	72.17	(11.13)	(10.94)
UltraShort Semiconductors
Year ended May 31, 2020	32.51	0.07	(24.38)		—	(24.31)	(0.20)	—	—	(0.20)	8.00	(75.16)	(75.02)
Year ended May 31, 2019(x)	29.82	0.37	2.66	(i)	—	3.03	(0.34)	—	—	(0.34)	32.51	10.15	9.44
Year ended May 31, 2018(t)(x)	61.67	0.12	(31.97)		—	(31.85)	—	—	—	—	29.82	(51.65)	(51.57)
Year ended May 31, 2017(t)(x)	146.96	(0.48)	(84.81)		—	(85.29)	—	—	—	—	61.67	(58.04)	(58.54)
Year ended May 31, 2016(t)(x)	161.46	(1.58)	(12.92	)(i)	—	(14.50)	—	—	—	—	146.96	(8.98)	(7.47)
UltraShort SmallCap600
Year ended May 31, 2020	15.49	(0.02)	(3.84)		—	(3.86)	(0.09)	—	—	(0.09)	11.54	(24.97)	(25.26)
Year ended May 31, 2019	13.16	0.17	2.29		—	2.46	(0.13)	—	—	(0.13)	15.49	18.83	17.33
Year ended May 31, 2018	20.59	0.04	(7.47)		—	(7.43)	—	—	—	—	13.16	(36.11)	(35.88)
Year ended May 31, 2017	31.79	(0.14)	(11.06)		—	(11.20)	—	—	—	—	20.59	(35.22)	(34.72)
Year ended May 31, 2016	35.85	(0.31)	(3.75)		—	(4.06)	—	—	—	—	31.79	(11.34)	(10.55)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort S&P500®
Year ended May 31, 2020	0.91%	0.91%	0.83%	0.83%	$1,480,039	—%
Year ended May 31, 2019	0.89	0.89	1.65	1.65	1,131,491	—
Year ended May 31, 2018(q)	0.90	0.90	0.63	0.63	848,104	—
Year ended May 31, 2017(q)	0.89	0.89	(0.44)	(0.44)	1,418,175	—
Year ended May 31, 2016(q)	0.90	0.90	(0.76)	(0.76)	2,167,620	—
UltraShort Semiconductors
Year ended May 31, 2020	1.85	0.95	(0.45)	0.45	7,554	—
Year ended May 31, 2019(x)	2.47	0.95	(0.33)	1.19	7,119	—
Year ended May 31, 2018(t)(x)	2.71	0.95	(1.50)	0.26	3,920	—
Year ended May 31, 2017(t)(x)	2.33	0.95	(1.90)	(0.52)	4,255	—
Year ended May 31, 2016(t)(x)	3.31	0.95	(3.21)	(0.84)	2,792	—
UltraShort SmallCap600
Year ended May 31, 2020	2.65	0.95	(1.82)	(0.11)	9,499	—
Year ended May 31, 2019	3.39	0.95	(1.22)	1.22	3,459	—
Year ended May 31, 2018	3.37	0.95	(2.21)	0.22	2,281	—
Year ended May 31, 2017	3.22	0.95	(2.86)	(0.59)	2,540	—
Year ended May 31, 2016	2.89	0.95	(2.78)	(0.83)	3,920	—

See accompanying notes to the financial statements.

278 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)
UltraShort Technology
Year ended May 31, 2020	$21.28	$0.07	$(13.73)		$—	$(13.66)	$(0.17)	$—	$—	$(0.17)	$7.45	(64.62)%	(64.72)%
Year ended May 31, 2019(x)	25.38	0.30	(4.18)		—	(3.88)	(0.22)	—	—	(0.22)	21.28	(15.34)	(15.28)
Year ended May 31, 2018(x)	44.04	0.07	(18.73)		—	(18.66)	—	—	—	—	25.38	(42.37)	(42.74)
Year ended May 31, 2017(x)	84.45	(0.38)	(40.03)		—	(40.41)	—	—	—	—	44.04	(47.85)	(47.52)
Year ended May 31, 2016(x)	96.57	(0.84)	(11.28)		—	(12.12)	—	—	—	—	84.45	(12.55)	(12.30)
UltraShort Utilities
Year ended May 31, 2020	18.64	0.05	(7.05)		—	(7.00)	(0.12)	—	—	(0.12)	11.52	(37.75)	(37.77)
Year ended May 31, 2019	25.82	0.11	(7.25)		—	(7.14)	(0.04)	—	—	(0.04)	18.64	(27.69)	(27.75)
Year ended May 31, 2018	25.90	(0.04)	(0.04	)(i)	—	(0.08)	—	—	—	—	25.82	(0.32)	0.00 (j)
Year ended May 31, 2017	35.17	(0.20)	(9.07)		—	(9.27)	—	—	—	—	25.90	(26.35)	(26.83)
Year ended May 31, 2016	50.80	(0.41)	(15.22)		—	(15.63)	—	—	—	—	35.17	(30.77)	(30.06)

	RATIOS/SUPPLEMENTAL DATA
	RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Technology
Year ended May 31, 2020	2.40%	0.95%	(0.95)%	0.50%	$4,856	—%
Year ended May 31, 2019(x)	2.68	0.95	(0.43)	1.30	5,354	—
Year ended May 31, 2018(x)	2.87	0.95	(1.71)	0.21	3,212	—
Year ended May 31, 2017(x)	2.78	0.95	(2.43)	(0.59)	2,270	—
Year ended May 31, 2016(x)	2.22	0.95	(2.12)	(0.85)	4,352	—
UltraShort Utilities
Year ended May 31, 2020	2.66	0.95	(1.39)	0.33	1,872	—
Year ended May 31, 2019	2.41	0.95	(0.98)	0.49	4,427	—
Year ended May 31, 2018	1.78	0.95	(0.98)	(0.15)	5,487	—
Year ended May 31, 2017	1.72	0.95	(1.39)	(0.62)	7,447	—
Year ended May 31, 2016	2.63	0.95	(2.53)	(0.85)	3,956	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 279

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Less than 0.005%.

(k)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective November 13, 2015.

(l)  Per share amounts have been restated on a retroactive basis to reflect a 1:3 reverse stock split effective November 13, 2015.

(m)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective June 24, 2016.

(n)  Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective July 25, 2016.

(o)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 12, 2017.

(p)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.

(q)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective July 17, 2017.

(r)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

(s)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

(t)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2018.

(u)  Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

(v)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective May 24, 2018.

(w)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2019.

(x)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2019.

(y)  Per share amounts have been restated on a retroactive basis to reflect a 1:10 reverse stock split effective April 21, 2020.

(z)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective April 21, 2020.

!See accompanying notes to the financial statements.

280 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

NOTES TO FINANCIAL STATEMENTS

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 281

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 114 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act.

ProShares UltraPro Communication Services Select Sector, ProShares UltraPro Financial Select Sector, ProShares UltraPro Nasdaq Biotechnology, ProShares UltraPro Short Communication Services Select Sector, ProShares UltraPro Short Financial Select Sector and ProShares UltraProShort Nasdaq Biotechnology were liquidated on April 3, 2020.

2. Significant Accounting Policies

The net asset value per share ("NAV") of each Fund, except as detailed below, is generally determined as of the close of the regular trading session of the exchange on which it is listed (is typically calculated as of 4:00 p.m. Eastern Time) on each business day. The NAV of ProShares Short 7-10 Year Treasury, ProShares Short 20+ Year Treasury, ProShares Ultra 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares UltraPro Short 20+ Year Treasury, ProShares UltraShort 7-10 Year Treasury and ProShares UltraShort 20+ Year Treasury is typically calculated as of 3:00 p.m. (Eastern Time) on each business day.

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the NASDAQ Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the mean of the latest bid and asked quotes, if applicable, on the exchange or system. If there have been no sales or quotes of the security for that day on the exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds are generally valued at the closing price, if available, or at the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. U.S. Treasury securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are generally valued at their last sale price prior to the time at which the NAV of a Fund is determined. Bond futures contracts are generally valued at the official futures settlement price. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

282 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

The following is a summary of the valuations as of May 31, 2020, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 - Quoted Prices				LEVEL 2 - Other Significant Observable Inputs				Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Securities Lending Reinvestments	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
Short 7-10 Year Treasury	—	—	—	$(1,101)	—	$759,921	$15,300,363	$(1,979,044)	$16,060,284	$(1,980,145)
Short 20+ Year Treasury	—	—	—	(493)	—	81,990,624	97,632,150	(5,287,482)	179,622,774	(5,287,975)
Short Basic Materials	—	—	—	—	—	—	1,503,651	(76,535)	1,503,651	(76,535)
Short Dow30SM	—	—	—	(2,255,048)	—	385,844,418	151,604,748	(47,128,040)	537,449,166	(49,383,088)
Short Financials	—	—	—	—	—	657,926	27,856,061	(1,934,862)	28,513,987	(1,934,862)
Short FTSE China 50	—	—	—	—	—	—	5,187,229	81,695	5,187,229	81,695
Short High Yield	—	—	—	—	—	44,995,480	59,683,594	2,949,767	104,679,074	2,949,767
Short MidCap400	—	—	—	(124,074)	—	—	29,934,892	(9,891,584)	29,934,892	(10,015,658)
Short MSCI EAFE	—	—	—	—	—	1,169,869	50,544,577	(6,683,719)	51,714,446	(6,683,719)
Short MSCI Emerging Markets	—	—	—	—	—	2,999,521	76,417,569	(7,217,037)	79,417,090	(7,217,037)
Short Oil & Gas	—	—	—	—	—	—	2,856,510	(858,642)	2,856,510	(858,642)
Short QQQ	—	—	—	(564,104)	—	382,844,341	166,163,143	(118,677,433)	549,007,484	(119,241,537)
Short Real Estate	—	—	—	—	—	—	26,520,666	(3,505,518)	26,520,666	(3,505,518)
Short Russell2000	—	—	—	(3,000,062)	—	371,861,342	157,120,053	(83,619,378)	528,981,395	(86,619,440)
Short S&P500®	—	—	—	(9,805,707)	—	3,750,255,163	284,626,808	(614,846,413)	4,034,881,971	(624,652,120)
Short SmallCap600	—	—	—	—	—	—	12,441,949	(2,703,036)	12,441,949	(2,703,036)
Ultra 7-10 Year Treasury	—	—	—	2,390	—	26,607,657	2,785,384	4,548,080	29,393,041	4,550,470
Ultra 20+ Year Treasury	—	—	—	928	—	23,133,009	17,732,526	7,356,876	40,865,535	7,357,804
Ultra Basic Materials	$17,609,980	—	—	—	—	—	8,063,961	(5,079,354)	25,673,941	(5,079,354)
Ultra Communication Services Select Sector	1,810,082	—	—	—	—	—	227,620	280,880	2,037,702	280,880
Ultra Consumer Goods	3,814,487	—	—	—	—	—	785,829	(529,862)	4,600,316	(529,862)
Ultra Consumer Services	11,704,916	$22	$23,212	—	—	—	4,896,213	(406,168)	16,624,363	(406,168)
Ultra Dow30SM	210,778,996	—	—	2,986,620	—	—	112,541,718	(38,983,004)	323,320,714	(35,996,384)
Ultra Financials	297,206,873	—	417,797	—	—	—	45,298,012	95,569,404	342,922,682	95,569,404
Ultra FTSE China 50	—	—	—	—	—	—	12,038,421	(1,530,921)	12,038,421	(1,530,921)
Ultra FTSE Europe	—	—	—	—	—	—	1,333,270	(41,413)	1,333,270	(41,413)
Ultra Health Care	67,428,999	—	17,860	—	—	—	27,905,211	7,227,353	95,352,070	7,227,353
Ultra High Yield	1,928,216	—	—	—	—	—	2,251,871	18,512	4,180,087	18,512
Ultra Industrials	10,709,494	—	1,994	—	—	—	3,433,798	(3,736,520)	14,145,286	(3,736,520)
Ultra MidCap400	74,626,504	—	156,573	698,577	—	—	39,498,753	(23,673,923)	114,281,830	(22,975,346)
Ultra MSCI Brazil Capped	—	—	—	—	—	—	2,591,995	(843,939)	2,591,995	(843,939)
Ultra MSCI EAFE	—	—	—	—	—	—	1,484,778	519,391	1,484,778	519,391

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 283

	LEVEL 1 - Quoted Prices				LEVEL 2 - Other Significant Observable Inputs				Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Securities Lending Reinvestments	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
Ultra MSCI Emerging Markets	—	—	—	—	—	—	$9,705,630	$(2,391,630)	$9,705,630	$(2,391,630)
Ultra MSCI Japan	—	—	—	—	—	—	1,027,021	1,367,400	1,027,021	1,367,400
Ultra Nasdaq Biotechnology	$122,589,428	—	$1,767,503	—	$11,641	—	11,826,082	33,130,561	136,194,654	33,130,561
Ultra Oil & Gas	80,072,238	—	426,863	—	—	—	23,573,118	(8,789,412)	104,072,219	(8,789,412)
Ultra QQQ	1,687,347,869	—	—	$33,174,662	—	$199,985,000	140,577,673	284,580,745	2,027,910,542	317,755,407
Ultra Real Estate	53,760,415	—	87,749	—	—	—	27,025,392	(30,950,336)	80,873,556	(30,950,336)
Ultra Russell2000	86,012,059	—	1,283,894	1,141,921	—	—	48,485,621	(28,769,698)	135,781,574	(27,627,777)
Ultra S&P500®	1,542,559,361	—	382,751	18,060,849	—	249,959,045	315,853,268	10,593,216	2,108,754,425	28,654,065
Ultra Semiconductors	52,641,612	—	—	—	—	—	22,523,587	(742,966)	75,165,199	(742,966)
Ultra SmallCap600	10,492,687	—	112,859	—	—	—	3,497,544	(5,782,129)	14,103,090	(5,782,129)
Ultra Technology	286,307,607	—	193,397	—	—	—	75,299,823	20,036,386	361,800,827	20,036,386
Ultra Telecommunications	627,840	—	2,471	—	—	—	13,421	(255,275)	643,732	(255,275)
Ultra Utilities	11,952,357	—	—	—	—	—	3,744,271	(3,842,132)	15,696,628	(3,842,132)
UltraPro Dow30SM	520,262,778	—	—	4,690,746	—	—	211,921,126	(64,791,566)	732,183,904	(60,100,820)
UltraPro MidCap400	12,800,873	—	55,164	170,698	—	—	4,345,867	(3,085,486)	17,201,904	(2,914,788)
UltraPro QQQ	3,767,534,817	—	—	71,345,259	—	499,829,270	346,503,636	1,019,911,939	4,613,867,723	1,091,257,198
UltraPro Russell2000	130,152,339	—	2,356,302	2,097,884	—	—	37,433,210	(1,887,032)	169,941,851	210,852
UltraPro S&P500®	883,056,422	—	190,054	12,197,699	—	299,933,090	124,974,743	(75,383,961)	1,308,154,309	(63,186,262)
UltraPro Short 20+ Year Treasury	—	—	—	(493)	—	1,653,828	22,524,859	(4,236,801)	24,178,687	(4,237,294)
UltraPro Short Dow30SM	—	—	—	(1,979,602)	—	1,070,485,485	122,017,841	(598,059,357)	1,192,503,326	(600,038,959)
UltraPro Short MidCap400	—	—	—	(58,362)	—	—	13,715,077	(7,542,242)	13,715,077	(7,600,604)
UltraPro Short QQQ	—	—	—	(1,162,399)	—	1,651,369,159	228,923,593	(1,155,120,158)	1,880,292,752	(1,156,282,557)
UltraPro Short Russell2000	—	—	—	(313,288)	—	102,636,723	80,068,481	(150,371,223)	182,705,204	(150,684,511)
UltraPro Short S&P500®	—	—	—	(3,853,180)	—	1,835,240,785	249,527,836	(1,070,367,902)	2,084,768,621	(1,074,221,082)
UltraShort 7-10 Year Treasury	—	—	—	(661)	—	2,999,542	29,676,208	(7,041,937)	32,675,750	(7,042,598)
UltraShort 20+ Year Treasury	—	—	—	(493)	—	421,864,489	181,279,653	(231,791,709)	603,144,142	(231,792,202)
UltraShort Basic Materials	—	—	—	—	—	—	2,390,880	(1,780,743)	2,390,880	(1,780,743)
UltraShort Communication Services Select Sector	—	—	—	—	—	—	735,621	(369,877)	735,621	(369,877)
UltraShort Consumer Goods	—	—	—	—	—	—	1,794,569	(725,136)	1,794,569	(725,136)
UltraShort Consumer Services	—	—	—	—	—	—	2,049,132	(939,911)	2,049,132	(939,911)
UltraShort Dow30SM	—	—	—	(703,047)	—	135,939,935	119,332,948	(94,681,772)	255,272,883	(95,384,819)
UltraShort Financials	—	—	—	—	—	947,894	25,555,019	(6,802,762)	26,502,913	(6,802,762)
UltraShort FTSE China 50	—	—	—	—	—	1,163,869	28,780,516	(3,385,377)	29,944,385	(3,385,377)
UltraShort FTSE Europe	—	—	—	—	—	513,943	17,283,323	(8,153,951)	17,797,266	(8,153,951)

284 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 - Quoted Prices				LEVEL 2 - Other Significant Observable Inputs				Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Securities Lending Reinvestments	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
UltraShort Health Care	—	—	—	—	—	—	$2,195,435	$(1,093,468)	$2,195,435	$(1,093,468)
UltraShort Industrials	—	—	—	—	—	—	2,483,878	(1,691,492)	2,483,878	(1,691,492)
UltraShort MidCap400	—	—	—	$(56,423)	—	—	6,086,770	(3,697,717)	6,086,770	(3,754,140)
UltraShort MSCI Brazil Capped —	—	—	—	—	$1,421,836	24,231,055	(8,660,539)		25,652,891	(8,660,539)
UltraShort MSCI EAFE	—	—	—	—	—	—	2,439,679	(354,451)	2,439,679	(354,451)
UltraShort MSCI Emerging Markets	—	—	—	—	—	569,936	12,627,277	(4,254,980)	13,197,213	(4,254,980)
UltraShort MSCI Japan	—	—	—	—	—	—	8,654,678	(839,632)	8,654,678	(839,632)
UltraShort Nasdaq Biotechnology	—	—	—	—	—	907,898	11,564,265	(9,747,639)	12,472,163	(9,747,639)
UltraShort Oil & Gas	—	—	—	—	—	449,950	14,871,694	(16,333,621)	15,321,644	(16,333,621)
UltraShort QQQ	—	—	—	(380,288)	—	235,917,502	140,615,827	(190,428,598)	376,533,329	(190,808,886)
UltraShort Real Estate	—	—	—	—	—	813,908	51,424,449	(18,581,498)	52,238,357	(18,581,498)
UltraShort Russell2000	—	—	—	(549,109)	—	82,960,842	110,850,965	(110,693,850)	193,811,807	(111,242,959)
UltraShort S&P500®	—	—	—	(4,852,859)	—	1,777,351,854	143,145,390	(610,539,449)	1,920,497,244	(615,392,308)
UltraShort Semiconductors	—	—	—	—	—	—	7,586,536	(1,435,131)	7,586,536	(1,435,131)
UltraShort SmallCap600	—	—	—	—	—	—	7,227,484	(5,609,788)	7,227,484	(5,609,788)
UltraShort Technology	—	—	—	—	—	—	4,973,852	(3,841,277)	4,973,852	(3,841,277)
UltraShort Utilities	—	—	—	—	—	—	689,736	(711,539)	689,736	(711,539)

*  These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions whose creditworthiness is monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements through joint account arrangements; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 285

value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On May 31, 2020, the Funds had interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	Bank of America Securities, Inc., 0.05%, dated 05/29/2020 due 06/01/2020 (a)	BNP Paribas Securities Corp., 0.05%, dated 05/29/2020 due 06/01/2020 (b)	Credit Suisse Securities (USA) LLC, 0.05%, dated 05/29/2020 due 06/01/2020 (c)	ING Financial Markets LLC, 0.05.%, dated 05/29/2020 due 06/01/2020 (d)	Total
Short 7-10 Year Treasury	$1,484,561	$10,473,891	$329,902	$3,012,009	$15,300,363
Short 20+ Year Treasury	9,473,033	66,834,268	2,105,118	19,219,731	97,632,150
Short Basic Materials	145,896	1,029,327	32,421	296,007	1,503,651
Short Dow30SM	14,709,875	103,781,309	3,268,861	29,844,703	151,604,748
Short Financials	2,702,812	19,068,918	600,625	5,483,706	27,856,061
Short FTSE China 50	503,305	3,550,927	111,846	1,021,151	5,187,229
Short High Yield	5,790,968	40,856,514	1,286,882	11,749,230	59,683,594
Short MidCap400	2,904,517	20,491,985	645,448	5,892,942	29,934,892
Short MSCI EAFE	4,904,229	34,600,383	1,089,829	9,950,136	50,544,577
Short MSCI Emerging Markets	7,414,629	52,311,787	1,647,695	15,043,458	76,417,569
Short Oil & Gas	277,161	1,955,429	61,591	562,329	2,856,510
Short QQQ	16,122,445	113,747,285	3,582,765	32,710,648	166,163,143
Short Real Estate	2,573,242	18,154,770	571,832	5,220,822	26,520,666
Short Russell2000	15,245,013	107,556,821	3,387,781	30,930,438	157,120,053
Short S&P500®	27,616,714	194,841,805	6,137,047	56,031,242	284,626,808
Short SmallCap600	1,207,215	8,517,159	268,270	2,449,305	12,441,949
Ultra 7-10 Year Treasury	270,259	1,906,740	60,058	548,327	2,785,384
Ultra 20+ Year Treasury	1,720,548	12,138,833	382,344	3,490,801	17,732,526
Ultra Basic Materials	782,428	5,520,199	173,873	1,587,461	8,063,961
Ultra Communication Services Select Sector	22,085	155,817	4,908	44,810	227,620
Ultra Consumer Goods	76,248	537,941	16,944	154,696	785,829
Ultra Consumer Services	475,069	3,351,711	105,571	963,862	4,896,213
Ultra Dow30SM	10,919,675	77,040,640	2,426,595	22,154,808	112,541,718
Ultra Financials	4,395,166	31,008,838	976,704	8,917,304	45,298,012
Ultra FTSE China 50	1,168,061	8,240,924	259,569	2,369,867	12,038,421
Ultra FTSE Europe	129,364	912,692	28,748	262,466	1,333,270
Ultra Health Care	2,707,581	19,102,564	601,684	5,493,382	27,905,211
Ultra High Yield	218,494	1,541,523	48,554	443,300	2,251,871
Ultra Industrials	333,174	2,350,613	74,038	675,973	3,433,798
Ultra MidCap400	3,832,477	27,038,944	851,662	7,775,670	39,498,753
Ultra MSCI Brazil Capped	251,496	1,774,354	55,888	510,257	2,591,995
Ultra MSCI EAFE	144,065	1,016,407	32,014	292,292	1,484,778
Ultra MSCI Emerging Markets	941,715	6,644,008	209,270	1,910,637	9,705,630
Ultra MSCI Japan	99,650	703,049	22,144	202,178	1,027,021
Ultra Nasdaq Biotechnology	1,147,459	8,095,566	254,991	2,328,066	11,826,082
Ultra Oil & Gas	2,287,248	16,137,021	508,277	4,640,572	23,573,118
Ultra QQQ	13,639,943	96,232,704	3,031,098	27,673,928	140,577,673
Ultra Real Estate	2,622,215	18,500,282	582,714	5,320,181	27,025,392
Ultra Russell2000	4,704,453	33,190,921	1,045,434	9,544,813	48,485,621
Ultra S&P500®	30,646,548	216,217,935	6,810,344	62,178,441	315,853,268
Ultra Semiconductors	2,185,414	15,418,563	485,648	4,433,962	22,523,587
Ultra SmallCap600	339,359	2,394,251	75,413	688,521	3,497,544
Ultra Technology	7,306,176	51,546,632	1,623,595	14,823,420	75,299,823
Ultra Telecommunications	1,302	9,188	289	2,642	13,421
Ultra Utilities	363,298	2,563,148	80,733	737,092	3,744,271

286 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund Name	Bank of America Securities, Inc., 0.05%, dated 05/29/2020 due 06/01/2020 (a)	BNP Paribas Securities Corp., 0.05%, dated 05/29/2020 due 06/01/2020 (b)	Credit Suisse Securities (USA) LLC, 0.05%, dated 05/29/2020 due 06/01/2020 (c)	ING Financial Markets LLC, 0.05.%, dated 05/29/2020 due 06/01/2020 (d)	Total
UltraPro Dow30SM	$20,562,241	$145,070,996	$4,569,387	$41,718,502	$211,921,126
UltraPro MidCap400	421,670	2,974,971	93,704	855,522	4,345,867
UltraPro QQQ	33,620,486	237,199,701	7,471,219	68,212,230	346,503,636
UltraPro Russell2000	3,632,062	25,624,972	807,125	7,369,051	37,433,210
UltraPro S&P500®	12,126,024	85,551,689	2,694,673	24,602,357	124,974,743
UltraPro Short 20+ Year Treasury	2,185,538	15,419,434	485,675	4,434,212	22,524,859
UltraPro Short Dow30SM	11,839,123	83,527,537	2,630,916	24,020,265	122,017,841
UltraPro Short MidCap400	1,330,744	9,388,681	295,721	2,699,931	13,715,077
UltraPro Short QQQ	22,211,953	156,710,066	4,935,990	45,065,584	228,923,593
UltraPro Short Russell2000	7,768,869	54,811,026	1,726,415	15,762,171	80,068,481
UltraPro Short S&P500®	24,211,137	170,814,739	5,380,253	49,121,707	249,527,836
UltraShort 7-10 Year Treasury	2,879,417	20,314,902	639,871	5,842,018	29,676,208
UltraShort 20+ Year Treasury	17,589,166	124,095,320	3,908,704	35,686,463	181,279,653
UltraShort Basic Materials	231,982	1,636,681	51,552	470,665	2,390,880
UltraShort Communication Services Select Sector	71,376	503,571	15,861	144,813	735,621
UltraShort Consumer Goods	174,123	1,228,476	38,694	353,276	1,794,569
UltraShort Consumer Services	198,823	1,402,737	44,183	403,389	2,049,132
UltraShort Dow30SM	11,578,613	81,689,589	2,573,025	23,491,721	119,332,948
UltraShort Financials	2,479,547	17,493,735	551,011	5,030,726	25,555,019
UltraShort FTSE China 50	2,792,511	19,701,755	620,558	5,665,692	28,780,516
UltraShort FTSE Europe	1,676,963	11,831,331	372,658	3,402,371	17,283,323
UltraShort Health Care	213,018	1,502,889	47,337	432,191	2,195,435
UltraShort Industrials	241,005	1,700,343	53,557	488,973	2,483,878
UltraShort MidCap400	590,586	4,166,710	131,241	1,198,233	6,086,770
UltraShort MSCI Brazil Capped	2,351,086	16,587,413	522,464	4,770,092	24,231,055
UltraShort MSCI EAFE	236,716	1,670,087	52,604	480,272	2,439,679
UltraShort MSCI Emerging Markets	1,225,197	8,644,026	272,265	2,485,789	12,627,277
UltraShort MSCI Japan	839,745	5,924,575	186,610	1,703,748	8,654,678
UltraShort Nasdaq Biotechnology	1,122,055	7,916,339	249,346	2,276,525	11,564,265
UltraShort Oil & Gas	1,442,968	10,180,445	320,660	2,927,621	14,871,694
UltraShort QQQ	13,643,644	96,258,823	3,031,921	27,681,439	140,615,827
UltraShort Real Estate	4,989,602	35,202,701	1,108,800	10,123,346	51,424,449
UltraShort Russell2000	10,755,625	75,883,232	2,390,139	21,821,969	110,850,965
UltraShort S&P500®	13,889,083	97,990,439	3,086,463	28,179,405	143,145,390
UltraShort Semiconductors	736,105	5,193,377	163,579	1,493,475	7,586,536
UltraShort SmallCap600	701,267	4,947,588	155,837	1,422,792	7,227,484
UltraShort Technology	482,602	3,404,859	107,245	979,146	4,973,852
UltraShort Utilities	66,924	472,160	14,872	135,780	689,736
	$439,916,181	$3,103,702,501	$97,759,152	$892,541,048	$4,533,918,882

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2020 as follows:

(a)  U.S. Treasury Bonds, 0% to 3%, due 2/15/2033 to 2/15/2047; U.S. Treasury Notes, 0.50% to 2.38%, due 4/30/2026 to 1/15/2028, which had an aggregate value at the Trust level of $459,000,197.

(b)  U.S. Treasury Bills, 0%, due 6/25/2020 to 12/3/2020; U.S. Treasury Bonds, 0% to 8.75%, due 8/15/2020 to 8/15/2049; U.S. Treasury Notes, 0.13% to 3.63%, due 7/15/2020 to 1/15/2029, which had an aggregate value at the Trust level of $3,238,342,993.

(c)  U.S. Treasury Bonds, 0%, due 11/15/2026 to 8/15/2048, which had an aggregate value at the Trust level of $102,000,463.

(d)  Federal Farm Credit Bank, 0.30% to 1.88%, due 8/6/2020 to 6/2/2022; Federal Home Loan Bank, 0% to 1.70%, due 7/6/2020 to 11/30/2020; Federal Home Loan Mortgage Corp., 0% to 2.25%, due 6/3/2020 to 11/24/2020; U.S. Treasury Bills, 0%, due 6/2/2020 to 11/5/2020; U.S. Treasury Bonds, 0.63%, due 2/15/2043; U.S. Treasury Notes, 0.50% to 3.13%, due 3/31/2021 to 5/15/2030, which had an aggregate value at the Trust level of $931,260,111.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 287

Equity Securities

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to equity securities, including shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange traded funds ("ETFs").

Real Estate Investment Trusts ("REITs")

REITs report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Debt Instruments

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to debt instruments, including U.S. government securities. Additionally, certain Funds may invest in or seek leveraged or inverse exposure to (lower rated) debt instruments (also known as "junk bonds"), that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

Securities Lending

Each Fund may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each security loaned will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. Any securities collateral received by the Fund in connection with these loans may not be sold or pledged by the Fund and, accordingly, are not reflected in the Fund's assets and liabilities. The Funds may incur fees and expenses in connection with the reinvestment of cash collateral. For security loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities loaned pass to the borrower, such loans may be recalled so that the securities may be voted on by the Fund if a material event affecting the Fund's investment in the securities on loan is to occur. Security loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), op-

erational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds, the Advisor uses a passive or mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions, including derivative positions, that a Fund should hold to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index or benchmark, as appropriate, based upon each Fund's investment objective.

In connection with its management of certain series of the Trust included in this report (ProShares Ultra Communication Services Select Sector, ProShares UltraPro Dow30SM, ProShares UltraPro MidCap400, ProShares UltraPro QQQ, ProShares UltraPro Russell2000, ProShares UltraPro S&P500®, ProShares UltraPro Short QQQ, ProShares UltraPro Short S&P500®, ProShares UltraShort Basic Materials, ProShares UltraShort Communication Services Select Sector, ProShares UltraShort Dow30SM, ProShares UltraShort Financials, ProShares UltraShort MidCap400, ProShares UltraShort QQQ, ProShares UltraShort S&P500®, ProShares UltraShort SmallCap600 and ProShares UltraShort Utilities (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

288 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Ultra 20+ Year Treasury	131%
Ultra Basic Materials	112%
Ultra Communication Services Select Sector	149%
Ultra Consumer Services	124%
Ultra Dow30SM	119%
Ultra Financials	118%
Ultra Health Care	118%
Ultra MidCap400	114%
Ultra Nasdaq Biotechnology	116%
Ultra Oil & Gas	110%
Ultra QQQ	114%
Ultra Russell2000	116%
Ultra Semiconductors	118%
Ultra Technology	118%
UltraPro MidCap400	219%
UltraPro QQQ	216%
UltraPro Russell2000	217%
UltraPro S&P500®	222%

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of the Funds' use of derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying security, currency or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index futures and in the range of approximately 1% to 3% of the contract amount for bond futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the security, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 289

has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Each Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Each Fund may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or real-

ized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or change in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities.

Most swap agreements entered into by a Fund calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising an index), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their index or a security. These swaps are similar to the long swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap. In addtion, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date.

A Fund will not enter into uncleared swap agreements (i.e., not cleared by a central counterparty) unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to an uncleared swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a
290 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to risks, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired investment exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2020 contractually terminate within 20 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the affect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity and credit.

As the Funds' investment objective is to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index, the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk.

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2020

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Short 7-10 Year Treasury		—	Short 7-10 Year Treasury	$1,980,145
		Short 20+ Year Treasury	$4,229,726		Short 20+ Year Treasury	9,517,701

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 291

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Short Basic Materials	$151,057		Short Basic Materials	$227,592
		Short Dow30SM	6,918,365		Short Dow30SM	56,301,453
		Short Financials	1,302,365		Short Financials	3,237,227
		Short FTSE China 50	424,118		Short FTSE China 50	342,423
		Short High Yield	12,542,136		Short High Yield	9,592,369
		Short MidCap400	50,693		Short MidCap400	10,066,351
		Short MSCI EAFE	266,631		Short MSCI EAFE	6,950,350
		Short MSCI Emerging Markets	1,192,514		Short MSCI Emerging Markets	8,409,551
		Short Oil & Gas	418,370		Short Oil & Gas	1,277,012
		Short QQQ	4,923,647		Short QQQ	124,165,184
		Short Real Estate	449,613		Short Real Estate	3,955,131
		Short Russell2000	3,164,678		Short Russell2000	89,784,118
		Short S&P500®	128,721		Short S&P500®	624,780,841
		Short SmallCap600	158,506		Short SmallCap600	2,861,542
		Ultra 7-10 Year Treasury	4,550,470		Ultra 7-10 Year Treasury	—
		Ultra 20+ Year Treasury	7,922,590		Ultra 20+ Year Treasury	564,786
		Ultra Basic Materials	892,346		Ultra Basic Materials	5,971,700
		Ultra Communication Services Select Sector	310,363		Ultra Communication Services Select Sector	29,483
		Ultra Consumer Goods	33,712		Ultra Consumer Goods	563,574
		Ultra Consumer Services	546,328		Ultra Consumer Services	952,496
		Ultra Dow30SM	10,714,155		Ultra Dow30SM	46,710,539
		Ultra Financials	95,910,315		Ultra Financials	340,911
		Ultra FTSE China 50	1,656,695		Ultra FTSE China 50	3,187,616
		Ultra FTSE Europe	592,590		Ultra FTSE Europe	634,003
		Ultra Health Care	10,000,958		Ultra Health Care	2,773,605
		Ultra High Yield	39,590		Ultra High Yield	21,078
		Ultra Industrials	452,024		Ultra Industrials	4,188,544
		Ultra MidCap400	698,577		Ultra MidCap400	23,673,923
		Ultra MSCI Brazil Capped	597,339		Ultra MSCI Brazil Capped	1,441,278
		Ultra MSCI EAFE	893,765		Ultra MSCI EAFE	374,374
		Ultra MSCI Emerging Markets	277,330		Ultra MSCI Emerging Markets	2,668,960
		Ultra MSCI Japan	1,685,558		Ultra MSCI Japan	318,158
		Ultra Nasdaq Biotechnology	33,199,964		Ultra Nasdaq Biotechnology	69,403
		Ultra Oil & Gas	6,063,980		Ultra Oil & Gas	14,853,392
		Ultra QQQ	364,933,565		Ultra QQQ	47,178,158
		Ultra Real Estate	—		Ultra Real Estate	30,950,336
		Ultra Russell2000	7,555,557		Ultra Russell2000	35,183,334

292 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Ultra S&P500®	$134,661,195		Ultra S&P500®	$106,007,130
		Ultra Semiconductors	4,614,195		Ultra Semiconductors	5,357,161
		Ultra SmallCap600	—		Ultra SmallCap600	5,782,129
		Ultra Technology	40,275,364		Ultra Technology	20,238,978
		Ultra Telecommunications	—		Ultra Telecommunications	255,275
		Ultra Utilities	—		Ultra Utilities	3,842,132
		UltraPro Dow30SM	33,977,809		UltraPro Dow30SM	94,078,629
		UltraPro MidCap400	1,835,812		UltraPro MidCap400	4,750,600
		UltraPro QQQ	1,269,621,976		UltraPro QQQ	178,364,778
		UltraPro Russell2000	8,375,836		UltraPro Russell2000	8,164,984
		UltraPro S&P500®	167,876,942		UltraPro S&P500®	231,063,204
		UltraPro Short 20+ Year Treasury	564,509		UltraPro Short 20+ Year Treasury	4,801,803
		UltraPro Short Dow30SM	552,929		UltraPro Short Dow30SM	600,591,888
		UltraPro Short MidCap400	—		UltraPro Short MidCap400	7,600,604
		UltraPro Short QQQ	—		UltraPro Short QQQ	1,156,282,557
		UltraPro Short Russell2000	14,667,886		UltraPro Short Russell2000	165,352,397
		UltraPro Short S&P500®	432,629		UltraPro Short S&P500®	1,074,653,711
		UltraShort 7-10 Year Treasury	—		UltraShort 7-10 Year Treasury	7,042,598
		UltraShort 20+ Year Treasury	45,106		UltraShort 20+ Year Treasury	231,837,308
		UltraShort Basic Materials	644,464		UltraShort Basic Materials	2,425,207
		UltraShort Communication Services Select Sector	—		UltraShort Communication Services Select Sector	369,877
		UltraShort Consumer Goods	3,545		UltraShort Consumer Goods	728,681
		UltraShort Consumer Services	134,884		UltraShort Consumer Services	1,074,795
		UltraShort Dow30SM	19,981,411		UltraShort Dow30SM	115,366,230
		UltraShort Financials	8,365,661		UltraShort Financials	15,168,423
		UltraShort FTSE China 50	5,601,788		UltraShort FTSE China 50	8,987,165
		UltraShort FTSE Europe	464,306		UltraShort FTSE Europe	8,618,257
		UltraShort Health Care	—		UltraShort Health Care	1,093,468
		UltraShort Industrials	486,267		UltraShort Industrials	2,177,759
		UltraShort MidCap400	163,721		UltraShort MidCap400	3,917,861
		UltraShort MSCI Brazil			UltraShort MSCI Brazil
		Capped	8,108,253		Capped	16,768,792
		UltraShort MSCI EAFE	279,078		UltraShort MSCI EAFE	633,529
		UltraShort MSCI Emerging Markets	1,154,804		UltraShort MSCI Emerging Markets	5,409,784
		UltraShort MSCI Japan	798,873		UltraShort MSCI Japan	1,638,505

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 293

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		UltraShort Nasdaq Biotechnology		—	UltraShort Nasdaq Biotechnology	$9,747,639
		UltraShort Oil & Gas	$617,739		UltraShort Oil & Gas	16,951,360
		UltraShort QQQ	—		UltraShort QQQ	190,808,886
		UltraShort Real Estate	1,091,143		UltraShort Real Estate	19,672,641
		UltraShort Russell2000	2,955,050		UltraShort Russell2000	114,198,009
		UltraShort S&P500®	453,560		UltraShort S&P500®	615,845,868
		UltraShort Semiconductors	8,903		UltraShort Semiconductors	1,444,034
		UltraShort SmallCap600	—		UltraShort SmallCap600	5,609,788
		UltraShort Technology	—		UltraShort Technology	3,841,277
		UltraShort Utilities	428,814		UltraShort Utilities	1,140,353

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Portfolio Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2020

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss) on
Expiration or closing of:
futures contracts and
non-exchange traded
swap agreements; Change in
net unrealized appreciation
(depreciation) on: Futures
contracts and Non-exchange
	traded swap agreements
		Short 7-10 Year Treasury	$(2,617,876)	$(120,567)
		Short 20+ Year Treasury	(85,292,045)	25,616,579
		Short Basic Materials	(57,835)	(230,302)
		Short Dow30SM	(46,811,856)	(41,743,071)
		Short Financials	(3,082,974)	(1,289,333)
		Short FTSE China 50	(459,686)	8,241
		Short High Yield	(12,989,139)	9,912,902
		Short MidCap400	2,395,139	(8,343,476)
		Short MSCI EAFE	(2,351,767)	(5,447,839)
		Short MSCI Emerging Markets	(1,308,097)	(5,152,652)

294 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss) on
Expiration or closing of:
futures contracts and
non-exchange traded
swap agreements; Change in
net unrealized appreciation
(depreciation) on: Futures
contracts and Non-exchange
	traded swap agreements
		Short Oil & Gas	$18,462	$(947,582)
		Short QQQ	(132,425,233)	(87,543,069)
		Short Real Estate	(1,627,747)	(2,393,110)
		Short Russell2000	1,537,480	(80,951,304)
		Short S&P500®	(277,394,588)	(536,972,326)
		Short SmallCap600	245,355	(2,395,186)
		Ultra 7-10 Year Treasury	1,923,943	3,190,411
		Ultra 20+ Year Treasury	7,489,738	4,547,688
		Ultra Basic Materials	(2,064,915)	1,440,061
		Ultra Communication Services Select Sector	215,720	32,864
		Ultra Consumer Goods	276,572	54,218
		Ultra Consumer Services	2,975,885	(1,720,203)
		Ultra Dow30SM	2,232,946	883,885
		Ultra Financials	(141,568,361)	60,248,255
		Ultra FTSE China 50	(5,740,410)	4,772,798
		Ultra FTSE Europe	(2,169,852)	1,142,508
		Ultra Health Care	1,822,797	13,510,046
		Ultra High Yield	73,184	(154,443)
		Ultra Industrials	1,447,574	(2,901,170)
		Ultra MidCap400	1,705,190	(13,777,049)
		Ultra MSCI Brazil Capped	(8,174,063)	4,484,844
		Ultra MSCI EAFE	(3,456,502)	2,376,200
		Ultra MSCI Emerging Markets	(6,786,873)	2,892,682
		Ultra MSCI Japan	(673,500)	796,241
		Ultra Nasdaq Biotechnology	(7,287,450)	58,768,001
		Ultra Oil & Gas	(14,434,325)	5,478,867
		Ultra QQQ	226,752,825	311,778,322
		Ultra Real Estate	25,365,066	(45,093,654)
		Ultra Russell2000	(7,738,103)	(11,602,351)
		Ultra S&P500®	244,561,759	(16,452,458)
		Ultra Semiconductors	12,719,919	3,666,047
		Ultra SmallCap600	(4,423,283)	911,329
		Ultra Technology	81,183,512	11,826,079
		Ultra Telecommunications	69,878	(256,947)
		Ultra Utilities	2,672,178	(5,247,084)
		UltraPro Dow30SM	79,124,289	(45,461,680)
		UltraPro MidCap400	(2,064,953)	288,244
		UltraPro QQQ	507,732,330	1,213,398,671
		UltraPro Russell2000	(953,895)	12,940,928
		UltraPro S&P500®	220,740,731	(82,862,638)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 295

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss) on
Expiration or closing of:
futures contracts and
non-exchange traded
swap agreements; Change in
net unrealized appreciation
(depreciation) on: Futures
contracts and Non-exchange
	traded swap agreements
		UltraPro Short 20+ Year Treasury	$(33,065,460)	$7,956,378
		UltraPro Short Dow30SM	101,932,337	(564,823,844)
		UltraPro Short MidCap400	(8,444,304)	(6,695,632)
		UltraPro Short QQQ	(735,418,575)	(821,977,252)
		UltraPro Short Russell2000	34,101,074	(139,047,830)
		UltraPro Short S&P500®	7,519,772	(1,023,224,505)
		UltraShort 7-10 Year Treasury	(15,699,787)	5,325,350
		UltraShort 20+ Year Treasury	(310,296,328)	(34,322,255)
		UltraShort Basic Materials	(284,615)	(2,284,880)
		UltraShort Communication Services Select Sector	(307,393)	98,979
		UltraShort Consumer Goods	(579,966)	(636,617)
		UltraShort Consumer Services	(940,981)	(148,662)
		UltraShort Dow30SM	(5,880,236)	(75,856,532)
		UltraShort Financials	(10,072,189)	(3,367,201)
		UltraShort FTSE China 50	(233,269)	(5,915,928)
		UltraShort FTSE Europe	156,334	(7,747,351)
		UltraShort Health Care	(238,247)	(985,739)
		UltraShort Industrials	(296,443)	(1,255,026)
		UltraShort MidCap400	495,384	(3,327,667)
		UltraShort MSCI Brazil Capped	360,688	4,972,176
		UltraShort MSCI EAFE	(74,774)	(730,458)
		UltraShort MSCI Emerging Markets	(184,215)	(2,509,240)
		UltraShort MSCI Japan	(1,650,184)	(1,224,419)
		UltraShort Nasdaq Biotechnology	(6,760,719)	(7,453,380)
		UltraShort Oil & Gas	23,604,607	(21,437,608)
		UltraShort QQQ	(131,040,311)	(114,091,914)
		UltraShort Real Estate	(2,622,094)	(13,503,723)
		UltraShort Russell2000	51,839,329	(114,849,000)
		UltraShort S&P500®	(103,723,513)	(582,985,617)
		UltraShort Semiconductors	(11,448,891)	417,781
		UltraShort SmallCap600	934,815	(5,189,479)
		UltraShort Technology	(3,318,766)	(2,130,932)
		UltraShort Utilities	(1,280,308)	(68,579)

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2020, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to

296 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships and passive foreign investment companies mark-to-market) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short term capital gains, next to long term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

During the year ended May 31, 2020, ProShares Ultra FTSE China 50 and ProShares Ultra MSCI Emerging Markets paid $1,091,845 and $228,326, respectively, in income distributions in September 2019 to meet the distribution requirements under Subchapter M of the Internal Revenue Code for a prior year. The Funds incurred $208,543 and $43,610, respectively, of interest expense related to the distribution which was voluntarily reimbursed by a service provider to the Fund. Such reimbursements are not subject to recoupment in future periods.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

The tax character of distributions paid for the most recent tax years ended October 31, 2019 and October 31, 2018, were as follows:

	Year Ended October 31, 2019				Year Ended October 31, 2018
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
Short 7-10 Year Treasury	$507,207	—	—	$507,207	$270,654	—	—	$270,654
Short 20+ Year Treasury	5,667,499	—	—	5,667,499	2,615,033	—	—	2,615,033
Short Basic Materials	9,789	—	—	9,789	3,369	—	—	3,369
Short Dow30SM	3,451,921	—	—	3,451,921	1,449,088	—	—	1,449,088
Short Financials	230,982	—	—	230,982	29,203	—	—	29,203
Short FTSE China 50	68,775	—	—	68,775	418	—	—	418
Short High Yield	1,429,897	—	—	1,429,897	585,920	—	—	585,920
Short MidCap400	209,870	—	—	209,870	27,937	—	—	27,937
Short MSCI EAFE	510,590	—	—	510,590	27,798	—	—	27,798
Short MSCI Emerging Markets	1,490,380	—	—	1,490,380	517,939	—	—	517,939
Short Oil & Gas	14,771	—	—	14,771	—	—	—	—
Short QQQ	7,806,423	—	—	7,806,423	2,544,953	—	—	2,544,953
Short Real Estate	113,494	—	—	113,494	11,152	—	—	11,152
Short Russell2000	4,266,234	—	—	4,266,234	2,009,001	—	—	2,009,001
Short S&P500®	28,355,045	—	—	28,355,045	11,356,424	—	—	11,356,424
Short SmallCap600	43,912	—	—	43,912	—	—	—	—
Ultra 7-10 Year Treasury	592,141	—	—	592,141	501,586	—	—	501,586
Ultra 20+ Year Treasury	522,234	—	—	522,234	496,843	—	—	496,843
Ultra Basic Materials	588,448	—	—	588,448	321,674	—	—	321,674
Ultra Communication Services Select Sector	10,197	—	—	10,197	—	—	—	—

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 297

Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
Ultra Consumer Goods	$77,821	—	—	$77,821	$69,249	—	—	$69,249
Ultra Consumer Services	44,922	—	—	44,922	29,664	—	—	29,664
Ultra Dow30SM	2,257,011	—	—	2,257,011	3,205,978	—	—	3,205,978
Ultra Financials	8,962,163	—	—	8,962,163	7,711,532	—	—	7,711,532
Ultra FTSE China 50	182,848	$312,905	—	495,753	—	—	—	—
Ultra FTSE Europe	41,048	208,619	—	249,667	—	—	—	—
Ultra Health Care	389,016	—	—	389,016	328,485	—	—	328,485
Ultra High Yield	128,229	—	—	128,229	92,716	—	—	92,716
Ultra Industrials	144,476	—	—	144,476	59,533	—	—	59,533
Ultra MidCap400	906,727	—	—	906,727	583,248	—	—	583,248
Ultra MSCI Brazil Capped	54,912	—	—	54,912	—	—	—	—
Ultra MSCI EAFE	29,663	—	—	29,663	—	—	—	—
Ultra MSCI Emerging Markets	239,090	—	—	239,090	—	—	—	—
Ultra MSCI Japan	22,360	547,764	$863	570,987	—	—	—	—
Ultra Oil & Gas	2,009,376	—	—	2,009,376	1,653,385	—	—	1,653,385
Ultra QQQ	2,999,220	—	—	2,999,220	—	—	—	—
Ultra Real Estate	1,882,894	—	—	1,882,894	2,028,845	—	—	2,028,845
Ultra Russell2000	1,074,040	—	—	1,074,040	331,146	—	—	331,146
Ultra S&P500®	14,753,774	—	—	14,753,774	13,327,748	—	—	13,327,748
Ultra Semiconductors	579,061	—	—	579,061	376,190	—	—	376,190
Ultra SmallCap600	116,424	—	—	116,424	1,710	—	—	1,710
Ultra Technology	910,173	—	—	910,173	504,025	—	—	504,025
Ultra Telecommunications	20,647	—	—	20,647	19,187	—	—	19,187
Ultra Utilities	131,110	—	—	131,110	306,781	—	—	306,781
UltraPro Dow30SM	3,523,679	—	—	3,523,679	2,504,133	—	—	2,504,133
UltraPro MidCap400	126,019	—	—	126,019	8,483	—	—	8,483
UltraPro QQQ	5,119,354	—	—	5,119,354	—	—	—	—
UltraPro Russell2000	277,446	—	—	277,446	—	—	—	—
UltraPro S&P500®	7,876,912	—	—	7,876,912	3,227,041	—	—	3,227,041
UltraPro Short 20+ Year Treasury	635,577	—	—	635,577	129,386	—	—	129,386
UltraPro Short Dow30SM	4,232,901	—	—	4,232,901	1,701,109	—	—	1,701,109
UltraPro Short MidCap400	26,731	—	—	26,731	—	—	—	—
UltraPro Short QQQ	20,289,968	—	—	20,289,968	6,952,361	—	—	6,952,361
UltraPro Short Russell2000	963,252	—	—	963,252	444,709	—	—	444,709
UltraPro Short S&P500®	9,240,108	—	—	9,240,108	6,118,804	—	—	6,118,804
UltraShort 7-10 Year Treasury	1,253,188	—	—	1,253,188	349,744	—	—	349,744

298 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
UltraShort 20+ Year Treasury	$17,397,962	—	—	$17,397,962	$9,628,641	—	—	$9,628,641
UltraShort Basic Materials	39,107	—	—	39,107	—	—	—	—
UltraShort Communication Services Select Sector	20,859	—	—	20,859	—	—	—	—
UltraShort Consumer Goods	31,520	—	—	31,520	9,196	—	—	9,196
UltraShort Consumer Services	20,321	—	—	20,321	7,263	—	—	7,263
UltraShort Dow30SM	2,486,307	—	—	2,486,307	1,397,292	—	—	1,397,292
UltraShort Financials	222,378	—	—	222,378	—	—	—	—
UltraShort FTSE China 50	356,451	—	—	356,451	—	—	—	—
UltraShort FTSE Europe	144,138	—	—	144,138	—	—	—	—
UltraShort Health Care	30,520	—	—	30,520	113	—	—	113
UltraShort Industrials	32,148	—	—	32,148	6,189	—	—	6,189
UltraShort MidCap400	45,268	—	—	45,268	12,690	—	—	12,690
UltraShort MSCI Brazil Capped	473,927	—	—	473,927	45	—	—	45
UltraShort MSCI EAFE	25,569	—	—	25,569	1,415	—	—	1,415
UltraShort MSCI Emerging Markets	228,786	—	—	228,786	34,652	—	—	34,652
UltraShort MSCI Japan	14,516	—	—	14,516	—	—	—	—
UltraShort Nasdaq Biotechnology	407,603	—	—	407,603	32,278	—	—	32,278
UltraShort Oil & Gas	120,131	—	—	120,131	11,387	—	—	11,387
UltraShort QQQ	6,317,828	—	—	6,317,828	3,001,488	—	—	3,001,488
UltraShort Real Estate	325,630	—	—	325,630	47,790	—	—	47,790
UltraShort Russell2000	1,112,142	—	—	1,112,142	645,715	—	—	645,715
UltraShort S&P500®	15,425,287	—	—	15,425,287	9,731,670	—	—	9,731,670
UltraShort Semiconductors	73,277	—	—	73,277	13,955	—	—	13,955
UltraShort SmallCap600	35,824	—	—	35,824	9,042	—	—	9,042
UltraShort Technology	65,332	—	—	65,332	10,212	—	—	10,212
UltraShort Utilities	30,196	—	—	30,196	—	—	—	—

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 299

At October 31, 2019 (the Funds' most recent tax year end) the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Short 7-10 Year Treasury	$28,196	—	$(9,617,640)	$(2,719,067)
Short 20+ Year Treasury	461,035	—	(602,741,914)	(54,228,130)
Short Basic Materials	1,850	—	(7,470,443)	38,171
Short Dow30SM	364,894	—	(299,048,166)	(27,890,288)
Short Financials	25,039	—	(81,965,108)	(2,542,665)
Short FTSE China 50	5,646	—	(11,362,243)	(197,425)
Short High Yield	156,415	—	(51,949,463)	(12,127,927)
Short MidCap400	13,527	—	(35,904,736)	(2,966,931)
Short MSCI EAFE	45,506	—	(113,658,762)	(4,591,981)
Short MSCI Emerging Markets	83,679	—	(170,562,124)	(2,669,495)
Short Oil & Gas	1,060	—	(3,288,561)	83,423
Short QQQ	918,978	—	(409,912,664)	(100,648,536)
Short Real Estate	8,880	—	(26,264,182)	(1,810,552)
Short Russell2000	459,072	—	(496,677,674)	(30,854,558)
Short S&P500®	3,201,620	—	(2,288,382,772)	(267,986,485)
Short SmallCap600	3,996	—	(32,616,474)	(687,576)
Ultra 7-10 Year Treasury	56,670	—	(133,781,355)	3,929,704
Ultra 20+ Year Treasury	65,291	—	(6,094,467)	5,795,584
Ultra Basic Materials	16,864	—	(2,082,495)	(10,172,060)
Ultra Communication Services Select Sector	—	—	—	183,288
Ultra Consumer Goods	—	—	(40,276)	84,883
Ultra Consumer Services	—	—	—	1,555,835
Ultra Dow30SM	—	—	—	35,308,045
Ultra Financials	459,500	—	—	265,508,871
Ultra FTSE China 50	69,413	—	(1,859,231)	(4,347,729)
Ultra FTSE Europe	6,118	—	(970,174)	430,187
Ultra Health Care	—	—	—	(5,949,440)
Ultra High Yield	89,569	—	(115,178)	424,925
Ultra Industrials	—	—	—	1,234,195
Ultra MidCap400	46,260	—	(142,710,660)	(9,287,910)
Ultra MSCI Brazil Capped	2,713	—	(6,652,572)	(4,801,283)
Ultra MSCI EAFE	495	—	(5,853,530)	(1,243,163)
Ultra MSCI Emerging Markets	94,750	—	(8,265,887)	(3,060,656)
Ultra MSCI Japan	—	—	(7,408)	1,810,422
Ultra Nasdaq Biotechnology	—	—	(97,342,954)	(54,263,347)
Ultra Oil & Gas	4,587	—	(59,063,322)	(38,591,654)
Ultra QQQ	—	—	—	270,846,748
Ultra Real Estate	—	—	—	19,032,178
Ultra Russell2000	1,657	—	(178,829,817)	(24,227,150)
Ultra S&P500®	—	—	—	126,754,616
Ultra Semiconductors	53,541	—	(1,881,061)	10,954,808
Ultra SmallCap600	—	—	(731,745)	(4,053,774)
Ultra Technology	—	—	—	51,095,749
Ultra Telecommunications	3,353	—	(621,211)	118,497
Ultra Utilities	—	—	—	5,826,792
UltraPro Dow30SM	—	—	—	60,908,472
UltraPro MidCap400	—	—	(457,141)	(1,148,124)

300 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
UltraPro QQQ	—	—	—	$441,135,523
UltraPro Russell2000	—	—	—	(21,381,667)
UltraPro S&P500®	—	—	—	184,980,759
UltraPro Short 20+ Year Treasury	$85,695	—	$(108,039,989)	(21,553,204)
UltraPro Short Dow30SM	522,081	—	(416,344,850)	(97,933,983)
UltraPro Short MidCap400	2,986	—	(23,107,259)	(1,562,993)
UltraPro Short QQQ	2,646,815	—	(1,418,751,882)	(623,886,887)
UltraPro Short Russell2000	131,160	—	(251,380,214)	(29,102,995)
UltraPro Short S&P500®	1,237,169	—	(1,945,799,333)	(209,963,646)
UltraShort 7-10 Year Treasury	100,460	—	(130,274,718)	(16,685,491)
UltraShort 20+ Year Treasury	1,658,758	—	(4,933,518,244)	(335,191,514)
UltraShort Basic Materials	2,902	—	(79,732,512)	(510,385)
UltraShort Communication Services Select Sector	—	—	(307,394)	(139,766)
UltraShort Consumer Goods	3,046	—	(6,907,130)	(685,179)
UltraShort Consumer Services	2,077	—	(17,517,232)	(1,002,699)
UltraShort Dow30SM	298,786	—	(514,329,646)	(41,337,062)
UltraShort Financials	47,517	—	(462,542,187)	(8,829,865)
UltraShort FTSE China 50	33,162	—	(237,811,766)	1,037,863
UltraShort FTSE Europe	13,255	—	(199,542,213)	(3,017,274)
UltraShort Health Care	3,003	—	(8,749,840)	(543,237)
UltraShort Industrials	2,431	—	(17,369,834)	(856,075)
UltraShort MidCap400	3,588	—	(46,994,173)	(986,740)
UltraShort MSCI Brazil Capped	63,049	—	(58,548,432)	(19,278,300)
UltraShort MSCI EAFE	1,138	—	(19,076,307)	48,649
UltraShort MSCI Emerging Markets	19,916	—	(155,412,768)	(2,578,122)
UltraShort MSCI Japan	1,909	—	(21,694,852)	(1,214,632)
UltraShort Nasdaq Biotechnology	34,916	—	(52,705,648)	(5,907,906)
UltraShort Oil & Gas	9,418	—	(93,260,561)	4,561,459
UltraShort QQQ	678,417	—	(1,085,627,474)	(137,835,229)
UltraShort Real Estate	35,757	—	(202,057,169)	(8,551,523)
UltraShort Russell2000	125,855	—	(596,588,139)	(12,105,103)
UltraShort S&P500®	1,819,213	—	(3,725,374,159)	(238,312,746)
UltraShort Semiconductors	11,116	—	(25,771,799)	(6,293,639)
UltraShort SmallCap600	2,544	—	(20,873,201)	(825,653)
UltraShort Technology	5,297	—	(18,568,473)	(3,339,336)
UltraShort Utilities	2,650	—	(9,482,489)	(1,512,562)

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, reclassification on sale of derivatives, designation of tax distributions as a return of capital, utilization of earnings and profits distributed to the shareholders on redemption of shares and nondeductible expenses resulted in reclassifications, as of October 31, 2019 (the Funds' most recent tax year end), among the Funds' components of net assets.

As of October 31, 2019 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 301

At October 31, 2019, (the Funds' most recent tax year end), the following Funds had available CLCFs:

Fund	No Expiration Date
Short 7-10 Year Treasury	$9,617,640
Short 20+ Year Treasury	602,741,914
Short Basic Materials	7,470,443
Short Dow30SM	299,048,166
Short Financials	81,965,108
Short FTSE China 50	11,362,243
Short High Yield	51,949,463
Short MidCap400	35,904,736
Short MSCI EAFE	113,658,762
Short MSCI Emerging Markets	170,562,124
Short Oil & Gas	3,288,561
Short QQQ	409,912,664
Short Real Estate	26,264,182
Short Russell2000	496,677,674
Short S&P500®	2,288,382,772
Short SmallCap600	32,616,474
Ultra 7-10 Year Treasury	133,781,355
Ultra 20+ Year Treasury	6,094,467
Ultra Basic Materials	2,082,495
Ultra Consumer Goods	40,276
Ultra FTSE China 50	1,859,231
Ultra FTSE Europe	970,174
Ultra High Yield	115,178
Ultra MidCap400	142,710,660
Ultra MSCI Brazil Capped	6,652,572
Ultra MSCI EAFE	5,853,530
Ultra MSCI Emerging Markets	8,265,887
Ultra MSCI Japan	7,408
Ultra Nasdaq Biotechnology	97,143,965
Ultra Oil & Gas	59,063,322
Ultra Russell2000	178,829,817
Ultra Semiconductors	1,881,061
Ultra SmallCap600	731,745
Ultra Telecommunications	621,211
UltraPro MidCap400	457,141
UltraPro Short 20+ Year Treasury	108,039,989
UltraPro Short Dow30SM	416,344,850
UltraPro Short MidCap400	23,107,259
UltraPro Short QQQ	1,418,751,882
UltraPro Short Russell2000	251,380,214
UltraPro Short S&P500®	1,945,799,333
UltraShort 7-10 Year Treasury	130,274,718
UltraShort 20+ Year Treasury	4,933,518,244
UltraShort Basic Materials	79,732,512
UltraShort Communication Services Select Sector	307,394
UltraShort Consumer Goods	6,907,130
UltraShort Consumer Services	17,517,232
UltraShort Dow30SM	514,329,646
UltraShort Financials	462,542,187

302 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	No Expiration Date
UltraShort FTSE China 50	$237,811,766
UltraShort FTSE Europe	199,542,213
UltraShort Health Care	8,749,840
UltraShort Industrials	17,369,834
UltraShort MidCap400	46,994,173
UltraShort MSCI Brazil Capped	58,548,432
UltraShort MSCI EAFE	19,076,307
UltraShort MSCI Emerging Markets	155,412,768
UltraShort MSCI Japan	21,694,852
UltraShort Nasdaq Biotechnology	52,705,648
UltraShort Oil & Gas	93,260,561
UltraShort QQQ	1,085,627,474
UltraShort Real Estate	202,057,169
UltraShort Russell2000	596,588,139
UltraShort S&P500®	3,725,374,159
UltraShort Semiconductors	25,771,799
UltraShort SmallCap600	20,873,201
UltraShort Technology	18,568,473
UltraShort Utilities	9,482,489

At October 31, 2019, (the Funds' most recent tax year end), the following Funds utilized CLCFs, had CLCFs expire un-utilized and/or elected to defer late-year ordinary losses to November 1, 2019:

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
Short 7-10 Year Treasury	$451,141	—	—
Short 20+ Year Treasury	—	$84,404,610	—
Short Dow30SM	—	36,036,617	—
Short MidCap400	—	4,855,600	—
Short MSCI EAFE	—	312,450	—
Short MSCI Emerging Markets	—	17,217,308	—
Short Oil & Gas	2,633	2,060,582	—
Short QQQ	—	61,405,117	—
Short Real Estate	—	433,111	—
Short Russell2000	—	47,621,957	—
Short S&P500®	—	299,866,646	—
Short SmallCap600	—	2,717,874	—
Ultra 7-10 Year Treasury	1,071,970	—	—
Ultra 20+ Year Treasury	2,074,610	—	—
Ultra Financials	13,444,187	3,370,329	—
Ultra MidCap400	809,009	—	—
Ultra MSCI Brazil Capped	—	628,038	—
Ultra MSCI EAFE	58,330	—	—
Ultra Nasdaq Biotechnology	—	—	$198,989
Ultra Telecommunications	81,513	—	—
Ultra Utilities	511,584	—	—
UltraPro Short 20+ Year Treasury	5,933,614	—	—
UltraPro Short Dow30SM	—	4,829,732	—
UltraPro Short MidCap400	745,858	1,324,062	—
UltraPro Short QQQ	—	33,201,124	—
UltraPro Short Russell2000	256,213	5,215,974	—
UltraPro Short S&P500®	—	146,815,109	—

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 303

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
UltraShort 7-10 Year Treasury	$8,104,404	$143,647,522	—
UltraShort 20+ Year Treasury	41,064,426	665,676,662	—
UltraShort Basic Materials	—	3,390,037	—
UltraShort Consumer Goods	—	2,851,138	—
UltraShort Consumer Services	—	9,718,804	—
UltraShort Dow30SM	—	125,976,993	—
UltraShort FTSE Europe	—	9,069,132	—
UltraShort Health Care	—	767,590	—
UltraShort MidCap400	—	11,668,164	—
UltraShort MSCI EAFE	—	3,521,302	—
UltraShort MSCI Emerging Markets	—	9,114,905	—
UltraShort MSCI Japan	—	5,554,931	—
UltraShort Oil & Gas	1,194,552	31,249,573	—
UltraShort QQQ	—	344,692,522	—
UltraShort Real Estate	—	76,086,424	—
UltraShort Russell2000	—	109,741,367	—
UltraShort S&P500®	—	880,883,563	—
UltraShort Semiconductors	—	7,733,357	—
UltraShort SmallCap600	—	6,372,373	—
UltraShort Technology	—	4,601,521	—
UltraShort Utilities	—	1,225,902	—

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement. For its investment advisory services, each Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.
304 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

For the year ended May 31, 2020, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Short 7-10 Year Treasury	0.75%	0.10%	$57,261	—	—	0.95%	September 30, 2020
Short 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2020
Short Basic Materials	0.75	0.10	16,144	$2,153	$50,117	0.95	September 30, 2020
Short Dow30SM	0.75	0.10	105,796	—	—	0.95	September 30, 2020
Short Financials	0.75	0.10	67,297	—	—	0.95	September 30, 2020
Short FTSE China 50	0.75	0.10	53,444	7,126	12,878	0.95	September 30, 2020
Short High Yield	0.75	0.10	86,376	—	—	0.95	September 30, 2020
Short MidCap400	0.75	0.10	66,237	—	—	0.95	September 30, 2020
Short MSCI EAFE	0.75	0.10	69,528	—	—	0.95	September 30, 2020
Short MSCI Emerging Markets	0.75	0.10	76,796	—	—	0.95	September 30, 2020
Short Oil & Gas	0.75	0.10	19,296	2,573	47,136	0.95	September 30, 2020
Short QQQ	0.75	0.10	360,696	—	—	0.95	September 30, 2020
Short Real Estate	0.75	0.10	70,515	—	—	0.95	September 30, 2020
Short Russell2000	0.75	0.10	269,437	—	—	0.95	September 30, 2020
Short S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2020
Short SmallCap600	0.75	0.10	41,520	5,536	22,640	0.95	September 30, 2020
Ultra 7-10 Year Treasury	0.75	0.10	89,651	—	—	0.95	September 30, 2020
Ultra 20+ Year Treasury	0.75	0.10	91,470	—	—	0.95	September 30, 2020
Ultra Basic Materials	0.75	0.10	104,966	—	—	0.95	September 30, 2020
Ultra Communication Services Select Sector	0.75	0.10	10,664	1,422	66,337	0.95	September 30, 2020
Ultra Consumer Goods	0.75	0.10	51,947	6,926	62,620	0.95	September 30, 2020
Ultra Consumer Services	0.75	0.10	124,658	—	—	0.95	September 30, 2020
Ultra Dow30SM	0.75	0.10	96,271	—	—	0.95	September 30, 2020
Ultra Financials	0.75	0.10	115,504	—	—	0.95	September 30, 2020
Ultra FTSE China 50	0.75	0.10	89,083	—	—	0.95	September 30, 2020
Ultra FTSE Europe	0.75	0.10	37,035	4,938	25,974	0.95	September 30, 2020
Ultra Health Care	0.75	0.10	138,568	—	—	0.95	September 30, 2020
Ultra High Yield	0.75	0.10	37,971	5,063	49,331	0.95	September 30, 2020
Ultra Industrials	0.75	0.10	123,860	—	—	0.95	September 30, 2020
Ultra MidCap400	0.75	0.10	134,691	—	—	0.95	September 30, 2020
Ultra MSCI Brazil Capped	0.75	0.10	45,598	6,080	17,265	0.95	September 30, 2020
Ultra MSCI EAFE	0.75	0.10	40,391	5,385	22,570	0.95	September 30, 2020
Ultra MSCI Emerging Markets	0.75	0.10	67,212	—	—	0.95	September 30, 2020
Ultra MSCI Japan	0.75	0.10	37,410	4,988	26,056	0.95	September 30, 2020
Ultra Nasdaq Biotechnology	0.75	0.10	265,828	—	—	0.95	September 30, 2020
Ultra Oil & Gas	0.75	0.10	139,814	—	—	0.95	September 30, 2020
Ultra QQQ	0.75	0.10	862,349	—	—	0.95	September 30, 2020
Ultra Real Estate	0.75	0.10	141,073	—	—	0.95	September 30, 2020
Ultra Russell2000	0.75	0.10	454,285	—	—	0.95	September 30, 2020
Ultra S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2020
Ultra Semiconductors	0.75	0.10	115,296	—	—	0.95	September 30, 2020
Ultra SmallCap600	0.75	0.10	140,219	—	—	0.95	September 30, 2020
Ultra Technology	0.75	0.10	141,079	—	—	0.95	September 30, 2020
Ultra Telecommunications	0.75	0.10	8,999	1,200	97,181	0.95	September 30, 2020
Ultra Utilities	0.75	0.10	119,233	—	—	0.95	September 30, 2020
UltraPro Dow30SM	0.75	0.10	130,026	—	—	0.95	September 30, 2020
UltraPro MidCap400	0.75	0.10	134,692	—	—	0.95	September 30, 2020

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 305

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
UltraPro QQQ	0.75%	0.10%	$1,424,446	—	—	0.95%	September 30, 2020
UltraPro Russell2000	0.75	0.10	675,934	$90,124	$168,260	0.95	September 30, 2020
UltraPro S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2020
UltraPro Short 20+ Year Treasury	0.75	0.10	58,588	—	—	0.95	September 30, 2020
UltraPro Short Dow30SM	0.75	0.10	144,993	—	—	0.95	September 30, 2020
UltraPro Short MidCap400	0.75	0.10	40,776	5,437	27,263	0.95	September 30, 2020
UltraPro Short QQQ	0.75	0.10	769,918	—	—	0.95	September 30, 2020
UltraPro Short Russell2000	0.75	0.10	136,124	—	—	0.95	September 30, 2020
UltraPro Short S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2020
UltraShort 7-10 Year Treasury	0.75	0.10	52,469	—	—	0.95	September 30, 2020
UltraShort 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2020
UltraShort Basic Materials	0.75	0.10	45,070	6,009	19,239	0.95	September 30, 2020
UltraShort Communication Services Select Sector	0.75	0.10	5,520	736	43,216	0.95	September 30, 2020
UltraShort Consumer Goods	0.75	0.10	15,606	2,081	51,393	0.95	September 30, 2020
UltraShort Consumer Services	0.75	0.10	9,173	1,223	59,886	0.95	September 30, 2020
UltraShort Dow30SM	0.75	0.10	100,788	—	—	0.95	September 30, 2020
UltraShort Financials	0.75	0.10	75,626	—	—	0.95	September 30, 2020
UltraShort FTSE China 50	0.75	0.10	90,913	—	—	0.95	September 30, 2020
UltraShort FTSE Europe	0.75	0.10	69,107	—	—	0.95	September 30, 2020
UltraShort Health Care	0.75	0.10	16,892	2,252	49,560	0.95	September 30, 2020
UltraShort Industrials	0.75	0.10	17,866	2,382	49,587	0.95	September 30, 2020
UltraShort MidCap400	0.75	0.10	27,455	3,661	41,750	0.95	September 30, 2020
UltraShort MSCI Brazil Capped	0.75	0.10	63,819	—	—	0.95	September 30, 2020
UltraShort MSCI EAFE	0.75	0.10	18,336	2,445	49,557	0.95	September 30, 2020
UltraShort MSCI Emerging Markets	0.75	0.10	68,818	—	—	0.95	September 30, 2020
UltraShort MSCI Japan	0.75	0.10	62,434	6,232	—	0.95	September 30, 2020
UltraShort Nasdaq Biotechnology	0.75	0.10	73,481	—	—	0.95	September 30, 2020
UltraShort Oil & Gas	0.75	0.10	67,537	—	—	0.95	September 30, 2020
UltraShort QQQ	0.75	0.10	270,645	—	—	0.95	September 30, 2020
UltraShort Real Estate	0.75	0.10	89,489	—	—	0.95	September 30, 2020
UltraShort Russell2000	0.75	0.10	145,533	—	—	0.95	September 30, 2020
UltraShort S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2020
UltraShort Semiconductors	0.75	0.10	59,910	7,988	3,331	0.95	September 30, 2020
UltraShort SmallCap600	0.75	0.10	31,174	4,157	35,203	0.95	September 30, 2020
UltraShort Technology	0.75	0.10	37,304	4,974	29,401	0.95	September 30, 2020
UltraShort Utilities	0.75	0.10	30,087	4,012	34,500	0.95	September 30, 2020

*  Indicates the Investment Advisory Fee Rate incurred for the period ended May 31, 2020. Funds with a maximum fee rate of 0.75% are subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion.

306 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

For each Fund, amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recoupment. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2020, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount
							Eligible for
Fund	2020	2021	2022	2023	2024	2025	Recoupment
Short 7-10 Year Treasury	$84,790	$77,466	$37,209	$30,777	$68,440	$35,654	$334,336
Short Basic Materials	89,314	83,218	68,669	60,770	69,309	45,830	417,110
Short Dow30SM	122,796	75,022	80,629	56,819	58,252	84,686	478,204
Short Financials	89,064	78,621	60,938	56,880	67,106	45,666	398,275
Short FTSE China 50	105,803	87,428	63,961	64,014	72,169	49,853	443,228
Short High Yield	87,689	32,137	74,384	47,725	67,482	62,888	372,305
Short MidCap400	101,429	68,728	54,461	59,003	64,470	44,891	392,982
Short MSCI EAFE	109,596	81,321	75,099	50,861	65,324	48,604	430,805
Short MSCI Emerging Markets	47,858	81,480	53,542	33,973	67,720	53,497	338,070
Short Oil & Gas	90,741	84,209	62,887	61,322	69,720	46,282	415,161
Short QQQ	233,406	274,650	239,709	217,677	289,992	259,436	1,514,870
Short Real Estate	90,383	80,148	59,167	60,323	68,486	47,815	406,322
Short Russell2000	399,196	311,512	249,456	199,443	188,717	199,590	1,547,914
Short SmallCap600	80,665	82,083	53,416	60,957	69,876	46,778	393,775
Ultra 7-10 Year Treasury	301,560	97,675	62,536	71,959	89,428	61,178	684,336
Ultra 20+ Year Treasury	117,517	113,192	76,690	73,005	92,526	62,516	535,446
Ultra Basic Materials	133,780	119,544	88,772	101,200	101,333	70,894	615,523
Ultra Communication Services Select Sector	—	—	—	—	44,817	62,786	107,603
Ultra Consumer Goods	123,914	133,569	97,284	106,550	105,592	86,791	653,700
Ultra Consumer Services	121,105	144,953	96,358	110,784	103,519	90,301	667,020
Ultra Dow30SM	116,980	129,031	59,625	42,175	83,496	69,869	501,176
Ultra Financials	87,854	115,816	—	—	69,257	92,793	365,720
Ultra FTSE China 50	124,083	97,217	68,253	87,846	77,866	62,803	518,068
Ultra FTSE Europe	81,145	85,820	53,612	57,464	67,523	45,711	391,275
Ultra Health Care	126,289	170,796	93,516	119,750	135,285	93,498	739,134
Ultra High Yield	154,099	156,423	144,442	143,367	157,016	41,290	796,637
Ultra Industrials	118,794	146,680	99,560	117,943	101,797	89,292	674,066
Ultra MidCap400	114,172	129,296	86,553	98,454	149,145	87,206	664,826
Ultra MSCI Brazil Capped	91,271	83,614	57,727	57,780	68,922	46,392	405,706
Ultra MSCI EAFE	89,290	74,839	58,174	58,330	68,038	45,836	394,507
Ultra MSCI Emerging Markets	106,459	80,090	53,106	55,431	64,469	46,573	406,128
Ultra MSCI Japan	82,399	82,285	54,716	58,663	78,351	46,035	402,449
Ultra Nasdaq Biotechnology	529,605	561,494	352,874	357,572	348,301	146,094	2,295,940
Ultra Oil & Gas	177,389	174,554	121,239	107,939	128,797	96,394	806,312
Ultra QQQ	616,655	561,942	491,411	627,801	734,603	616,587	3,648,999
Ultra Real Estate	128,235	148,427	100,745	122,540	116,571	101,834	718,352
Ultra Russell2000	374,496	391,774	678,331	826,508	598,481	238,091	3,107,681
Ultra Semiconductors	123,797	124,455	80,179	96,820	104,479	81,110	610,840
Ultra SmallCap600	96,586	155,955	115,280	150,594	112,888	105,102	736,405
Ultra Technology	152,665	158,577	93,230	134,585	135,521	100,677	775,255
Ultra Telecommunications	124,376	125,319	93,855	91,919	108,608	72,169	616,246
Ultra Utilities	129,009	125,663	94,203	92,407	102,810	85,704	629,796
UltraPro Dow30SM	126,559	140,127	90,215	19,082	91,917	104,451	572,351

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 307

	Expires September 30,						Total Amount
							Eligible for
Fund	2020	2021	2022	2023	2024	2025	Recoupment
UltraPro MidCap400	$108,670	$157,746	$79,187	$135,605	$112,697	$93,690	$687,595
UltraPro QQQ	706,840	723,093	561,314	963,595	1,385,400	984,285	5,324,527
UltraPro Russell2000	492,844	391,157	812,931	764,947	827,229	652,160	3,941,268
UltraPro Short 20+ Year Treasury	79,018	75,991	22,335	22,175	46,924	41,123	287,566
UltraPro Short Dow30SM	105,834	76,852	39,960	91,602	68,233	124,118	506,599
UltraPro Short MidCap400	89,478	89,110	62,493	65,192	72,678	49,684	428,635
UltraPro Short QQQ	293,276	315,811	359,287	290,662	465,760	610,633	2,335,429
UltraPro Short Russell2000	144,666	120,714	103,833	112,751	98,638	101,632	682,234
UltraShort 7-10 Year Treasury	85,893	61,402	3,327	—	38,596	35,773	224,991
UltraShort Basic Materials	91,231	86,014	64,799	63,073	70,451	47,471	423,039
UltraShort Communication Services Select Sector	—	—	—	—	40,373	37,248	77,621
UltraShort Consumer Goods	89,557	86,611	64,050	61,744	69,385	46,385	417,732
UltraShort Consumer Services	95,919	85,905	64,734	62,218	70,715	47,135	426,626
UltraShort Dow30SM	133,867	89,137	77,135	82,051	73,406	75,157	530,753
UltraShort Financials	117,490	77,079	67,185	61,995	69,598	52,050	445,397
UltraShort FTSE China 50	152,896	111,517	90,082	76,673	84,460	62,368	577,996
UltraShort FTSE Europe	89,329	75,218	62,101	55,794	66,712	46,695	395,849
UltraShort Health Care	92,376	85,211	62,982	61,997	68,921	46,170	417,657
UltraShort Industrials	95,818	84,536	61,627	61,531	69,530	46,963	420,005
UltraShort MidCap400	90,108	87,634	61,997	64,164	72,713	48,855	425,471
UltraShort MSCI Brazil Capped	88,159	76,394	63,937	54,325	62,331	43,655	388,801
UltraShort MSCI EAFE	91,412	85,135	59,845	61,180	69,545	47,466	414,583
UltraShort MSCI Emerging Markets	96,601	76,996	62,095	59,291	67,151	46,343	408,477
UltraShort MSCI Japan	92,490	82,432	57,556	60,345	68,641	46,122	407,586
UltraShort Nasdaq Biotechnology	158,156	143,818	85,111	67,576	73,296	49,300	577,257
UltraShort Oil & Gas	93,112	76,555	62,586	57,364	67,749	45,351	402,717
UltraShort QQQ	322,567	288,533	246,278	213,623	230,252	191,625	1,492,878
UltraShort Real Estate	145,534	92,020	76,125	68,322	81,940	62,216	526,157
UltraShort Russell2000	225,267	172,946	152,686	127,910	115,973	104,504	899,286
UltraShort Semiconductors	91,302	86,559	61,295	62,679	70,672	48,873	421,380
UltraShort SmallCap600	88,808	87,727	60,768	62,947	70,540	47,418	418,208
UltraShort Technology	94,212	85,165	63,735	62,504	71,059	48,689	425,364
UltraShort Utilities	93,012	84,495	60,181	60,800	68,277	45,993	412,758

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administer the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

308 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custody Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and the related Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as "Listing, Data and related fees".

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $185,000 annual retainer (paid in quarterly increments) for services provided as a Board member, plus a quarterly in-person meeting fee of $10,000, an in-person special meeting fee of $3,000 and a telephonic meeting fee of $3,000. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, is reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Statements of Assets and Liabilities. None of the Funds had any transaction fees for the year ended May 31, 2020 or the year ended May 31, 2019.

11. Investment Transactions

For the year ended May 31, 2020, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for the ProShares Ultra 20+ Treasury, ProShares Ultra 7-10 Year Treasury Funds), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
Ultra 7-10 Year Treasury	$53,491,128	$48,678,829
Ultra 20+ Year Treasury	87,711,743	79,924,419
Ultra Basic Materials	1,862,029	12,297,655
Ultra Communication Services Select Sector	1,187,769	2,472,812
Ultra Consumer Goods	1,231,677	1,406,215
Ultra Consumer Services	16,306,891	5,933,479
Ultra Dow30SM	163,551,400	79,196,329
Ultra Financials	116,615,374	224,745,781
Ultra Health Care	18,167,729	19,387,386
Ultra Industrials	6,064,896	4,528,924

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 309

Fund	Purchases	Sales
Ultra MidCap400	$76,632,457	$89,121,888
Ultra Nasdaq Biotechnology	58,066,970	56,683,261
Ultra Oil & Gas	2,263,119	50,906,829
Ultra QQQ	817,644,989	557,602,377
Ultra Real Estate	216,477,800	40,177,469
Ultra Russell2000	94,343,491	101,649,758
Ultra S&P500®	2,020,351,135	869,821,239
Ultra Semiconductors	36,417,741	31,716,011
Ultra SmallCap600	9,109,872	9,559,943
Ultra Technology	115,385,082	93,493,238
Ultra Telecommunications	275,762	2,245,627
Ultra Utilities	2,435,431	5,967,557
UltraPro Dow30SM	784,675,063	200,659,172
UltraPro MidCap400	7,985,552	10,594,545
UltraPro QQQ	6,428,359,572	1,768,966,113
UltraPro Russell2000	197,047,156	51,181,651
UltraPro S&P500®	1,876,267,379	687,429,828

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended May 31, 2020, the fair value of the securities transferred for redemptions, and the net realized gains (losses) recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
Ultra 20+ Year Treasury	$19,556,442	$4,728,881
Ultra Basic Materials	11,028,510	(90,412)
Ultra Consumer Goods	1,957,238	9,268
Ultra Consumer Services	15,499,647	1,005,791
Ultra Dow30SM	113,303,241	7,964,484
Ultra Financials	175,925,202	65,948,882
Ultra Health Care	40,829,024	(751,013)
Ultra Industrials	5,511,317	359,425
Ultra MidCap400	66,006,604	3,878,219
Ultra Nasdaq Biotechnology	162,607,339	6,448,111
Ultra Oil & Gas	24,700,086	5,079,206
Ultra QQQ	980,525,375	145,085,937
Ultra Real Estate	221,377,919	12,164,378
Ultra Russell2000	71,791,706	2,626,323
Ultra S&P500®	2,254,108,312	123,957,792
Ultra Semiconductors	32,367,526	4,719,559
Ultra SmallCap600	6,111,136	(66,100)
Ultra Technology	158,040,011	19,970,288
Ultra Utilities	12,626,557	1,215,310
UltraPro Dow30SM	835,282,132	43,918,752
UltraPro MidCap400	7,031,129	859,918
UltraPro QQQ	6,834,932,290	596,148,132
UltraPro Russell2000	187,686,775	6,750,864
UltraPro S&P500®	1,741,617,991	82,889,140

310 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2020, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
Ultra 20+ Year Treasury	$2,620,249
Ultra Basic Materials	4,937,628
Ultra Communication Services Select Sector	836,580
Ultra Health Care	9,304,939
Ultra MidCap400	46,610,605
Ultra Nasdaq Biotechnology	45,897,829
Ultra Oil & Gas	96,355,998
Ultra QQQ	522,378,610
Ultra Real Estate	3,228,998
Ultra Russell2000	56,105,028
Ultra S&P500®	996,339,460
Ultra Semiconductors	32,240,942
Ultra Technology	99,056,730
Ultra Telecommunications	1,997,395
Ultra Utilities	17,804,386
UltraPro Dow30SM	462,950,358
UltraPro MidCap400	5,362,214
UltraPro QQQ	2,349,588,890
UltraPro Russell2000	109,272,702
UltraPro S&P500®	596,110,683

13. Reverse Share Splits

Effective April 21, 2020, ProShares Ultra Oil & Gas underwent a 1 for 10 reverse share split and each of ProShares UltraPro Short 20+ Year Treasury and ProShares UltraPro Short MidCap400 underwent a 1 for 4 reverse share split.

The effect of the reverse share split transactions was to divide the number of outstanding shares of the Funds by the reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of the Funds or the value of a shareholder's investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the reverse share splits. Additionally, when the application of reverse share splits resulted in fractional shares for beneficial shareholders, a portion of the cost of shares redeemed, as presented in the Statements of Changes in Net Assets, reflects payment of fractional share balances on beneficial shareholder accounts.

14. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. The occurrence of any of these factors may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index or swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 311

the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

•  Leverage Risk

Certain Funds utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage.

Because the Funds that utilize leverage include either a -3x or 3x multiplier or a -2x or 2x multiplier, a single day adverse price movement approaching 33% or 50%, respectively, in a relevant benchmark, could result in the total loss of an investor's investment.

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund will achieve a high degree of correlation with its index or a multiple or inverse thereof. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. The percentage change of the Fund's NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the percentage change of the Fund's index on such day. A number of other factors may adversely affect a Fund's correlation with its index, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While each Fund generally attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its index, with respect to equity funds, its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the index or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between the performance of a Fund and the index and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement.

At May 31, 2020, the ProShares Short Basic Materials, ProShares Short FTSE China 50, ProShares Short High Yield, ProShares Short Oil & Gas, ProShares Ultra 20+ Year Treasury, ProShares Ultra 7-10 Year Treasury, ProShares Ultra Communication Services Select Sector, ProShares Ultra Financials, ProShares Ultra FTSE China 50, ProShares Ultra FTSE Europe, ProShares Ultra MSCI Brazil Capped, ProShares Ultra MSCI EAFE, ProShares Ultra MSCI Japan, ProShares Ultra Russell2000, ProShares Ultra S&P500®, ProShares UltraPro MidCap400, ProShares UltraPro QQQ, ProShares UltraPro S&P500®, ProShares UltraPro Short Russell2000, ProShares UltraShort Consumer Services, ProShares

312 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

UltraShort Dow30SM, ProShares UltraShort Financials, ProShares UltraShort FTSE China 50, ProShares UltraShort Industrials, ProShares UltraShort MSCI Brazil Capped, ProShares UltraShort MSCI EAFE, ProShares UltraShort MSCI Emerging Markets, ProShares UltraShort MSCI Japan and ProShares UltraShort Utilities had net unrealized appreciation on swaps with a single counterparty which exceeded 5% of each Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency Risk

Certain Funds may seek leveraged, inverse, or inverse leveraged exposure to investments denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

•  LIBOR Risk

The terms of many investments, financings or other transactions to which the Funds may be a party have been historically tied to the London Interbank Offered Rate, or "LIBOR." LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Funds' payment obligations under a derivative investment, the cost of financing to the Funds or an investment's value or return to the Funds, and may be used in other ways that affect the Funds' investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom's financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage and the nature of a substitute rate, if any, is unknown, and neither the effect of the transition process nor its ultimate success is certain. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Funds. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Funds' performance or NAV.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities and/or financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities and/or financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its index.

•  Debt Instrument Risk

Certain Funds invest in, or seek leveraged, inverse, or inverse leveraged exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

•  Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 313

market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund's investment advisor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund's performance, resulting in losses to your investment.

•  Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shock

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress at least equal to what was experienced during the global financial crisis in 2008. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. Contemporaneous with the onset of the COVID-19 pandemic in the US, oil experienced shocks to supply and demand, impacting the price and volatility of oil. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Funds to become outdated quickly or inaccurate, resulting in significant losses.

15. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects risk of loss to be remote.

16. Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., "Lehman") whereby Lehman acted as a counterparty to certain derivative transactions and as a broker-dealer for certain investment transactions. All derivative and brokerage transactions with Lehman were terminated and executed, respectively, prior to September 15, 2008, but certain settlement payments related to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman's bankruptcy proceedings.

To the extent that Lehman, the Securities Investor Protection Corporation ("SIPC") and/or any clearing agency (the "Potential Paying Parties") fail to pay the Funds in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Funds for any such losses. Specifically, the Receivables Agreement among the Advisor, ProFund Advisors LLC (an investment adviser affiliated with the Advisor), ProFunds Trust, and the Trust (collectively, the "PF Trusts") (each affiliated and under common controls with the other PF Trusts) provides that the investment adviser to specified funds of the PF Trusts will contribute cash to any such fund, equal to the amounts owed to the fund from Lehman for brokerage transactions and/or written over-the-counter derivatives agreements as of September 15, 2008 (the "Lehman Obligations"). The Receivable Agreement will not terminate until all Lehman Obligations are paid. Payments under the Receivable Agreement are triggered if any specified fund of a PF Trust does not recover the full amounts owed to it by Lehman following conclusion of all bankruptcy, liquidation and SIPC proceedings relating to Lehman. Management has determined that the Advisor has a sufficient financial ability to cover any shortfall in payments from the Potential Paying Parties, including the full amount of such outstanding balances if necessary. Accordingly, no loss is expected to be realized by the Funds. The outstanding swap agreement and brokerage transaction balances due from Lehman are included in "Due from (to) counterparty" and "Receivable for investments sold", respectively, on the Statements of Assets and Liabilities.

17. New Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08"), Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. The adoption of ASU 2017-08 had no impact on the Funds.

314 :: MAY 31, 2020 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting". ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable.

18. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2020 :: 315

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the eighty-three funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicated with an asterisk below), of each of the funds listed below (eighty-three of the funds constituting ProShares Trust, hereafter collectively referred to as the "Funds") as of May 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the periods listed below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the periods listed below in conformity with accounting principles generally accepted in the United States of America.

Short 7-10 Year Treasury (a)

Short 20+ Year Treasury (a)

Short Basic Materials (a)

Short Dow30SM (a)

Short Financials (a)

Short FTSE China 50 (a)

Short High Yield (a)

Short MidCap400 (a)

Short MSCI EAFE (a)

Short MSCI Emerging Markets (a)

Short Oil & Gas (a)

Short QQQ (a)

Short Real Estate (a)

Short Russell2000 (a)

Short S&P500® (a)

Short SmallCap600 (a)

Ultra 7-10 Year Treasury (a)

Ultra 20+ Year Treasury (a)

Ultra Basic Materials (a)

Ultra Communication Services Select Sector (b)

Ultra Consumer Goods (a)

Ultra Consumer Services (a)

Ultra Dow30SM (a)

Ultra Financials * (a)

Ultra FTSE China 50 (a)

Ultra FTSE Europe (a)

Ultra Health Care (a)

Ultra High Yield (a)

Ultra Industrials * (a)

Ultra MidCap400 * (a)

Ultra MSCI Brazil Capped (a)

Ultra MSCI EAFE (a)

Ultra MSCI Emerging Markets (a)

Ultra MSCI Japan (a)

Ultra Nasdaq Biotechnology * (a)

Ultra Oil & Gas (a)

Ultra QQQ (a)

Ultra Real Estate (a)

Ultra Russell2000 * (a)

Ultra S&P500® * (a)

Ultra Semiconductors (a)

Ultra SmallCap600 * (a)

Ultra Technology (a)

Ultra Telecommunications (a)

Ultra Utilities (a)

UltraPro Dow30SM (a)

UltraPro MidCap400 * (a)

UltraPro QQQ (a)

UltraPro Russell2000 * (a)

UltraPro S&P500® * (a)

UltraPro Short 20+ Year Treasury (a)

UltraPro Short Dow30SM (a)

UltraPro Short MidCap400 (a)

UltraPro Short QQQ (a)

UltraPro Short Russell2000 (a)

UltraPro Short S&P500® (a)

UltraShort 7-10 Year Treasury (a)

UltraShort 20+ Year Treasury (a)

UltraShort Basic Materials (a)

UltraShort Communication Services Select Sector (b)

UltraShort Consumer Goods (a)

UltraShort Consumer Services (a)

UltraShort Dow30SM (a)

UltraShort Financials (a)

UltraShort FTSE China 50 (a)

UltraShort FTSE Europe (a)

UltraShort Health Care (a)

UltraShort Industrials (a)

UltraShort MidCap400 (a)

UltraShort MSCI Brazil Capped (a)

UltraShort MSCI EAFE (a)

UltraShort MSCI Emerging Markets (a)

UltraShort MSCI Japan (a)

UltraShort Nasdaq Biotechnology (a)

UltraShort Oil & Gas (a)

UltraShort QQQ (a)

UltraShort Real Estate (a)

UltraShort Russell2000 (a)

UltraShort S&P500® (a)

UltraShort Semiconductors (a)

UltraShort SmallCap600 (a)

UltraShort Technology (a)

UltraShort Utilities (a)

(a)  Statement of assets and liabilities, including the schedule of portfolio investments (or summary schedule of portfolio investments, as indicated with an asterisk), as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for the each of the five years in the period ended May 31, 2020.

(b)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2020, the related statement of operations for the year ended May 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended May 31, 2020 and for the period January 15, 2019 (commencement of investment operations) through May 31, 2019, including the related notes.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland
July 27, 2020

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

316 :: REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROSHARES TRUST

Liquidity Risk Management Program

ProShares Trust (the "Trust") has implemented a liquidity risk management program ("Liquidity Program") to identify illiquid investments pursuant to Rule 22e-4 of the Investment Company Act of 1940, as amended. The Board of Trustees of the Trust ("the Board") has approved the designation of ProShare Advisors LLC (the "Program Administrator") to administer the Trust's Liquidity Program, subject to the oversight of the Board.

On March 12, 2020, during a meeting of the Board, the Chief Compliance Officer of the Trust provided to the Board the annual report on the Trust's Liquidity Program (the "Annual Liquidity Report"). The Annual Liquidity Report, which covered the period from June 1, 2019 through December 31, 2019, addressed the operation of the Trust's Liquidity Program and assessed the adequacy and effectiveness of the Liquidity Program's implementation. The Annual Liquidity Report affirmed that the Program Administrator believes that: (1) the Liquidity Program continues to be reasonably designed to effectively assess and manage each Fund's liquidity risk; (2) each Fund's liquidity risk continues to be appropriate in light of the Fund's investment objective and strategies and each Fund's investment strategies continue to be appropriate for an open-end management investment company; and (3) the Liquidity Program has been adequately and effectively implemented with respect to each Fund during the reporting period. The Annual Liquidity Report also affirmed that there have been no material changes to the Liquidity Program since its initial approval and that no material changes were being recommended at that time.

PROSHARES TRUST LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED) :: 317

Federal Tax Information

Pursuant to Section 853 of the Internal Revenue Code, the Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. In addition, these funds have derived net income from foreign countries. For the tax year ended October 31, 2019, none of the Funds presented in these financial statements had foreign tax credit and foreign source income.

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2019, the Trust does not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The funds designate up to the maximum amount of Qualified Short Term Gains.

Funds with Equalization

For the tax year ended October 31, 2019, the following Funds utilized equalization to offset long-term capital gains with the amounts stated below:

Fund	Long-Term
Ultra Consumer Services	$63,452
Ultra Dow30SM	5,681,328
Ultra Industrials	899,417
Ultra S&P500®	5,625,479
Ultra Technology	215,745
UltraPro Dow30SM	2,983,584
UltraPro QQQ	14,166,330
UltraPro S&P500®	7,829,691

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (Form N-Q for filings prior to March 1, 2019). The Trust's Form N-PORT will be available on the SEC's Website at http://www.sec.gov. The Trust's Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com

318 :: MISC. INFORMATION (UNAUDITED)PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (114) ProFunds (112) Access One Trust (3)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners and predecessor company (Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present)	ProShares (114) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (114) ProFunds (112) Access One Trust (3)	NAIOP (the Commercial Real Estate Development Association)
Interested Trustee and Chairman of the Board
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the ProShare Advisors (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (114) ProFunds (112) Access One Trust (3)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

PROSHARES TRUST TRUSTEES AND OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 319

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Proshare Advisors (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Troy A. Sheets 690 Taylor Road, Suite 210 Gahanna, OH 43230 Birth Date: 5/71	Treasurer	Indefinite; September 2017 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016
Victor M. Frye, Esq. 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present

Counsel and Chief Compliance Officer of the ProShare Advisors (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)

Richard F. Morris 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of ProShareAdvisors; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

320 :: TRUSTEES AND OFFICERS OF PROSHARES TRUST (UNAUDITED) PROSHARES TRUST

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

Geared ETFs seek returns that are either 3x, 2x, -1x, -2x or -3x the return of an index or other benchmark (target) for a single day, as measured from one NAV calculation to the next. Due to the compounding of daily returns, ProShares' returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. These effects may be more pronounced in funds with larger or inverse multiples and in funds with volatile benchmarks. Investors should monitor their holdings consistent with their strategies, as frequently as daily. For more on correlation, leverage and other risks, please read the prospectus.

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"QQQ", "NASDAQ-100® " and "NASDAQ Biotechnology Index® " are trademarks of The NASDAQ OMX Group, Inc. "Standard & Poor's® ", "S&P® ", "S&P 500® ", "S&P MidCap 400® ", "S&P SmallCap 600® ", "Standard & Poor's 500® ", "S&P 500® VIX® Short-Term Futures IndexTM", "S&P 500® VIX® Mid-Term Futures IndexTM", certain "S&P Select Industry Indices", "Dow Jones Index", "DJ", "Dow Jones Industrial AverageSM", "The Dow 30SM", "Dow Jones U.S. Sector Indexes", "Dow Jones Select Sector Indexes" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Index" and "Russell® " are trademarks of Russell Investment Group. "MSCI", "MSCI Inc.", "MSCI Index" and "EAFE" are service marks of MSCI. "ICE U.S. 7-10 Year Bond IndexTM" and "ICE U.S. 20+ Year Bond IndexTM" are trademarks of Intercontinental Exchange, Inc. "iBoxx® " is a registered trademark of Markit Indices Limited. The "NYSE Arca Gold Miners IndexSM" is a service mark of NYSE or its affiliates. All have been licensed for use by ProShares. "VIX® " is a trademark of the Chicago Board Options Exchange, Incorporated ("CBOE") and CBOE has agreed that S&P Dow Jones Indices LLC may use the "VIX® " trademark in the names of the Indexes as licensed to ProShares. "S&P® " is a registered trademark of Standard & Poor's Financial Services LLC ("S&P") and "Dow Jones® " is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates. "FTSE® " is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2020 ProShare Advisors LLC. All rights reserved.  PSGAN0520

(b)         Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

Item 2. Code of Ethics.

As of the end of the period, May 31, 2020, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13(a)(1). There were no amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Michael Wachs is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Michael Wachs is independent for purposes of Item 3 of Form N-CSR

Item 4. Principal Accountant Fees and Services.

(a)                                 Audit Fees

For the fiscal year ended May 31, 2020, PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Funds aggregate fees of $1,603,705 for professional services rendered for the audit of the Funds’ annual financial statements and review of financial statements included in the Funds’ annual report to shareholders.

For the fiscal year ended May 31, 2019, PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Funds aggregate fees of $1,684,385 for professional services rendered for the audit of the Funds’ annual financial statements and review of financial statements included in the Funds’ annual report to shareholders.

(b)                                 Audit Related Fees

For the fiscal year ended May 31, 2020, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended May 31, 2019, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under the section Audit Fees above.

(c)                                  Tax Fees

For the fiscal year ended May 31, 2020, PwC billed the Funds aggregate fees of $984,568 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, preparation of tax returns for certain foreign jurisdictions, excise tax calculations and returns and review of the Funds’ calculations of capital gain and income distributions.

For the fiscal year ended May 31, 2019, PwC billed the Funds aggregate fees of $682,350 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, preparation of tax.

returns for certain foreign jurisdictions, excise tax calculations and returns and review of the Funds’ calculations of capital gain and income distributions.

(d)                                 All Other Fees

For the fiscal year ended May 31, 2020, PwC did not bill the Funds any fees for products and services other than those disclosed above.

For the fiscal year ended May 31, 2019, PwC did not bill the Funds any fees for products and services other than those disclosed above.

(e)(1)                   The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such preapprovals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)                   For the fiscal years ended May 31, 2020 and May 31, 2019, the Funds’ Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Funds by PwC.

(f)                                   No disclosures are required for this Item 4(f).

(g)                                  For the fiscal year ended May 31, 2020, PwC billed aggregate non-audit fees to the Funds of $984,568 as disclosed in Items 4(b), 4(c) and 4(d) above. During this period PwC did not provide any services to the Funds’ investment adviser, ProShare Advisors LLC.

For the fiscal year ended May 31, 2019, PwC billed aggregate non-audit fees to the Funds of $682,350 as disclosed in Items 4 (b), 4(c) and 4(d) above. During this period PwC did not provide any services to the Funds’ investment adviser, ProShare Advisors LLC.

(h)                                 The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’sinvestment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)         The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated audit committee established in accordance with Section 3(s)(58(A) of the Exchange Act of 1934. The registrant’s audit committee members are Michael C. Wachs, Russell S. Reynolds, III and William D. Fertig.

(b)         Not applicable.

Item 6. Investments

(a)         Schedule I – Investments in securities of unaffiliated issuers

For those Funds which included a Summary Schedule of Investments in the annual report, full schedules of investments are included below.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)
COMMON STOCKS(a) - 89.9%

Aerospace & Defense - 1.8%
General Dynamics Corp.	4,444	652,512
Howmet Aerospace, Inc.	18,809	246,022
L3Harris Technologies, Inc.	8,337	1,662,815
Lockheed Martin Corp.	5,627	2,185,752
Northrop Grumman Corp.	4,175	1,399,460
Raytheon Technologies Corp.	15,807	1,019,868
Textron, Inc.	7,647	236,827
		7,403,256
Air Freight & Logistics - 0.0%(b)
CH Robinson Worldwide, Inc.	2,177	176,620

Airlines - 0.4%
Alaska Air Group, Inc.	8,282	283,161
Delta Air Lines, Inc.	14,075	354,831
United Airlines Holdings, Inc.*(c)	41,044	1,150,874
		1,788,866
Auto Components - 0.1%
BorgWarner, Inc.	18,603	598,086

Automobiles - 0.4%
Ford Motor Co.	35,004	199,873
General Motors Co.	41,309	1,069,077
Harley-Davidson, Inc.	19,902	424,708
		1,693,658
Banks - 3.3%
Bank of America Corp.	55,154	1,330,314
Citigroup, Inc.	10,633	509,427
Citizens Financial Group, Inc.	38,117	918,620
Comerica, Inc.	21,653	787,087
Fifth Third Bancorp	52,656	1,021,000
Huntington Bancshares, Inc.	97,723	868,757
JPMorgan Chase & Co.	27,213	2,648,097
KeyCorp	76,283	903,954
People’s United Financial, Inc.	97,239	1,113,387
PNC Financial Services Group, Inc. (The)	8,387	956,453
Regions Financial Corp.	88,172	997,225
SVB Financial Group*	5,583	1,198,949
Wells Fargo & Co.	8,750	231,613
		13,484,883
Beverages - 1.1%
Coca-Cola Co. (The)	46,069	2,150,501
Constellation Brands, Inc., Class A	4,918	849,339
Monster Beverage Corp.*	6,674	479,927
PepsiCo, Inc.	8,157	1,073,053
		4,552,820
Biotechnology - 2.0%
AbbVie, Inc.	4,189	388,194
Alexion Pharmaceuticals, Inc.*	13,422	1,609,298
Amgen, Inc.	2,118	486,504
Biogen, Inc.*	5,433	1,668,420
Gilead Sciences, Inc.	9,337	726,699
Incyte Corp.*	13,055	1,330,435
Vertex Pharmaceuticals, Inc.*	6,781	1,952,657
		8,162,207
Building Products - 0.3%
Carrier Global Corp.*	17,627	360,825
Johnson Controls International plc	21,188	665,515
Masco Corp.	8,068	376,372
		1,402,712
Capital Markets - 2.8%
Ameriprise Financial, Inc.	8,787	1,230,795
Cboe Global Markets, Inc.	12,107	1,288,911
CME Group, Inc.	6,333	1,156,406
Intercontinental Exchange, Inc.	17,814	1,732,412
Invesco Ltd.	144,238	1,149,577
MarketAxess Holdings, Inc.	2,681	1,363,530
Morgan Stanley	34,427	1,521,673
Nasdaq, Inc.	11,325	1,341,559
T. Rowe Price Group, Inc.	7,059	853,433
		11,638,296
Chemicals - 1.8%
Air Products and Chemicals, Inc.	7,079	1,710,640
CF Industries Holdings, Inc.	20,383	598,649
Corteva, Inc.	51,024	1,393,466
International Flavors & Fragrances, Inc.	9,224	1,228,545
Linde plc	11,527	2,332,373
PPG Industries, Inc.	1,484	150,878
Sherwin-Williams Co. (The)	265	157,370
		7,571,921
Commercial Services & Supplies - 1.3%
Cintas Corp.	5,881	1,458,253
Copart, Inc.*	12,354	1,104,324
Republic Services, Inc.	13,261	1,133,285
Waste Management, Inc.	14,921	1,592,817
		5,288,679
Communications Equipment - 1.0%
Arista Networks, Inc.*	5,638	1,316,247
Cisco Systems, Inc.	31,989	1,529,714
Motorola Solutions, Inc.	8,588	1,162,214
		4,008,175
Construction & Engineering - 0.2%
Quanta Services, Inc.	21,463	792,629

Construction Materials - 0.3%
Martin Marietta Materials, Inc.	5,312	1,020,382
Vulcan Materials Co.	3,423	370,779
		1,391,161
Consumer Finance - 0.4%
Capital One Financial Corp.	9,688	659,172
Synchrony Financial	44,090	898,113
		1,557,285
Containers & Packaging - 0.9%
International Paper Co.	30,295	1,031,545
Packaging Corp. of America	10,404	1,055,070
Sealed Air Corp.	24,046	771,876
Westrock Co.	31,946	896,405
		3,754,896
Distributors - 0.3%
LKQ Corp.*	39,682	1,089,668

Diversified Consumer Services - 0.3%
H&R Block, Inc.	66,557	1,131,469

Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc., Class B*	17,523	3,251,918

Diversified Telecommunication Services - 0.9%
AT&T, Inc.	56,670	1,748,836
CenturyLink, Inc.	13,387	131,594

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Verizon Communications, Inc.	29,684	1,703,268
		3,583,698
Electric Utilities - 1.5%
Entergy Corp.	11,552	1,176,225
Evergy, Inc.	9,913	611,533
Exelon Corp.	37,027	1,418,504
NextEra Energy, Inc.	1,345	343,728
NRG Energy, Inc.	35,091	1,265,031
Xcel Energy, Inc.	21,299	1,385,074
		6,200,095
Electrical Equipment - 0.5%
AMETEK, Inc.	14,949	1,370,973
Emerson Electric Co.	7,703	470,037
		1,841,010
Electronic Equipment, Instruments & Components - 0.8%
Amphenol Corp., Class A	11,661	1,125,986
Keysight Technologies, Inc.*	12,727	1,376,171
Knowles Corp.*	1	8
TE Connectivity Ltd.	9,974	810,387
		3,312,552
Energy Equipment & Services - 0.3%
Baker Hughes Co.	53,715	886,834
TechnipFMC plc	69,312	512,909
		1,399,743
Entertainment - 1.2%
Electronic Arts, Inc.*	12,539	1,540,792
Netflix, Inc.*	4,329	1,817,011
Walt Disney Co. (The)	13,042	1,529,827
		4,887,630
Equity Real Estate Investment Trusts (REITs) - 4.8%
American Tower Corp.	683	176,330
Apartment Investment and Management Co., Class A	23,807	877,764
AvalonBay Communities, Inc.	6,599	1,029,510
Duke Realty Corp.	34,231	1,180,285
Equity Residential	21,309	1,290,473
Essex Property Trust, Inc.	5,096	1,237,156
Extra Space Storage, Inc.	11,551	1,117,559
Federal Realty Investment Trust	14,075	1,124,733
Healthpeak Properties, Inc.	40,076	987,473
Host Hotels & Resorts, Inc.	108,797	1,299,036
Iron Mountain, Inc.	27,226	701,342
Kimco Realty Corp.	33,538	372,607
Mid-America Apartment Communities, Inc.	10,931	1,271,931
Prologis, Inc.	13,133	1,201,670
Public Storage	6,436	1,304,835
UDR, Inc.	32,658	1,207,693
Vornado Realty Trust	28,788	1,042,414
Welltower, Inc.	21,926	1,110,990
Weyerhaeuser Co.	60,786	1,227,269
		19,761,070
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	6,849	2,112,711
Kroger Co. (The)	41,198	1,343,879
Sysco Corp.	11,015	607,587
Walgreens Boots Alliance, Inc.	32,658	1,402,334
Walmart, Inc.	8,060	999,924
		6,466,435
Food Products - 1.3%
Conagra Brands, Inc.	17,757	617,766
General Mills, Inc.	11,625	732,840
Hershey Co. (The)	8,748	1,186,929
Hormel Foods Corp.	25,839	1,261,718
Tyson Foods, Inc., Class A	22,729	1,396,470
		5,195,723
Health Care Equipment & Supplies - 3.7%
Abbott Laboratories	8,424	799,606
ABIOMED, Inc.*	3,755	840,744
Align Technology, Inc.*	5,098	1,252,171
Baxter International, Inc.	17,766	1,599,118
Boston Scientific Corp.*	45,263	1,719,541
Cooper Cos., Inc. (The)	2,221	704,013
Danaher Corp.	865	144,118
DENTSPLY SIRONA, Inc.	17,809	828,475
Edwards Lifesciences Corp.*	7,164	1,609,894
IDEXX Laboratories, Inc.*	4,681	1,445,867
Intuitive Surgical, Inc.*	1,989	1,153,680
Medtronic plc	25,086	2,472,978
Teleflex, Inc.	1,725	625,933
		15,196,138
Health Care Providers & Services - 2.5%
AmerisourceBergen Corp.	13,530	1,289,950
Cardinal Health, Inc.	14,413	788,247
CVS Health Corp.	31,083	2,038,112
DaVita, Inc.*	5,220	422,611
HCA Healthcare, Inc.	7,423	793,519
Humana, Inc.	4,338	1,781,400
McKesson Corp.	6,867	1,089,587
UnitedHealth Group, Inc.	7,009	2,136,694
Universal Health Services, Inc., Class B	1,374	144,888
		10,485,008
Hotels, Restaurants & Leisure - 1.7%
Carnival Corp.(c)	35,299	555,606
Chipotle Mexican Grill, Inc.*	1,494	1,499,842
Darden Restaurants, Inc.	2,903	223,125
Hilton Worldwide Holdings, Inc.	13,724	1,088,450
Las Vegas Sands Corp.	11,546	553,515
McDonald’s Corp.	3,222	600,323
MGM Resorts International	74,680	1,283,002
Starbucks Corp.	8,888	693,175
Wynn Resorts Ltd.	6,053	504,094
		7,001,132
Household Durables - 1.2%
DR Horton, Inc.	25,394	1,404,288
Garmin Ltd.	14,180	1,278,611
Leggett & Platt, Inc.	16,289	498,281
Lennar Corp., Class A	16,125	974,917
Whirlpool Corp.	5,261	640,895
		4,796,992
Household Products - 1.3%
Church & Dwight Co., Inc.	17,500	1,313,725
Clorox Co. (The)	6,701	1,382,081
Colgate-Palmolive Co.	4,479	323,966
Procter & Gamble Co. (The)	20,908	2,423,656
		5,443,428
Industrial Conglomerates - 0.5%
3M Co.	1,541	241,074
General Electric Co.	254,049	1,669,102
Honeywell International, Inc.	1,789	260,926
		2,171,102
Insurance - 3.3%
Allstate Corp. (The)	14,035	1,372,763
Arthur J Gallagher & Co.	13,301	1,254,018
Assurant, Inc.	10,300	1,056,574

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Everest Re Group Ltd.	6,902	1,369,426
Globe Life, Inc.	13,407	1,032,607
Hartford Financial Services Group, Inc. (The)	26,543	1,016,332
Loews Corp.	26,351	875,907
MetLife, Inc.	40,206	1,447,818
Principal Financial Group, Inc.	20,276	783,059
Progressive Corp. (The)	17,509	1,360,099
Unum Group	41,666	631,240
WR Berkley Corp.	22,832	1,323,115
		13,522,958
Interactive Media & Services - 2.9%
Alphabet, Inc., Class A*	2,543	3,645,441
Alphabet, Inc., Class C*	2,545	3,636,602
Facebook, Inc., Class A*	21,471	4,832,907
		12,114,950
Internet & Direct Marketing Retail - 3.4%
Amazon.com, Inc.*	4,097	10,006,390
Booking Holdings, Inc.*	1,235	2,024,684
eBay, Inc.	13,897	632,869
Expedia Group, Inc.	17,975	1,428,653
		14,092,596
IT Services - 3.8%
Accenture plc, Class A	5,784	1,166,170
Akamai Technologies, Inc.*	12,198	1,290,549
Alliance Data Systems Corp.	17,283	800,721
DXC Technology Co.	46,857	665,838
Fiserv, Inc.*	13,216	1,411,072
Gartner, Inc.*	6,978	849,223
International Business Machines Corp.	1,199	149,755
Jack Henry & Associates, Inc.	6,744	1,219,720
Leidos Holdings, Inc.	5,491	578,147
Mastercard, Inc., Class A	6,253	1,881,465
Paychex, Inc.	16,580	1,198,402
PayPal Holdings, Inc.*	4,499	697,390
Visa, Inc., Class A	13,340	2,604,502
Western Union Co. (The)	52,277	1,046,586
		15,559,540
Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	2,105	185,535
IQVIA Holdings, Inc.*	9,269	1,385,901
Mettler-Toledo International, Inc.*	1,626	1,292,670
Thermo Fisher Scientific, Inc.	1,323	461,978
Waters Corp.*	727	145,291
		3,471,375
Machinery - 2.0%
Dover Corp.	12,433	1,209,109
IDEX Corp.	7,553	1,203,722
Illinois Tool Works, Inc.	9,643	1,663,032
Otis Worldwide Corp.	8,399	442,207
Parker-Hannifin Corp.	6,252	1,125,173
Pentair plc	21,156	828,046
Snap-on, Inc.	1,729	224,234
Westinghouse Air Brake Technologies Corp.	22,061	1,347,265
		8,042,788
Media - 2.4%
Charter Communications, Inc., Class A*	3,875	2,108,000
Comcast Corp., Class A	62,314	2,467,635
Discovery, Inc., Class A*	49,540	1,077,495
Discovery, Inc., Class C*	55,587	1,088,949
DISH Network Corp., Class A*	23,869	755,454
Fox Corp., Class A	6,153	179,483
Interpublic Group of Cos., Inc. (The)	51,774	885,854
News Corp., Class A	53,894	660,202
Omnicom Group, Inc.	2,428	133,030
ViacomCBS, Inc.	26,722	554,214
		9,910,316
Metals & Mining - 0.7%
Freeport-McMoRan, Inc.	139,700	1,267,079
Newmont Corp.	26,430	1,545,362
Nucor Corp.	3,801	160,630
		2,973,071
Multiline Retail - 0.9%
Dollar General Corp.	2,548	487,967
Dollar Tree, Inc.*	10,772	1,054,256
Kohl’s Corp.	16,829	323,453
Nordstrom, Inc.	12,843	207,158
Target Corp.	14,842	1,815,622
		3,888,456
Multi-Utilities - 1.1%
CenterPoint Energy, Inc.	71,952	1,279,306
DTE Energy Co.	10,545	1,134,326
Public Service Enterprise Group, Inc.	26,251	1,339,851
WEC Energy Group, Inc.	10,564	969,036
		4,722,519
Oil, Gas & Consumable Fuels - 2.9%
Cabot Oil & Gas Corp.	6,849	135,884
Chevron Corp.	20,758	1,903,509
Diamondback Energy, Inc.	29,050	1,236,949
EOG Resources, Inc.	13,837	705,272
Exxon Mobil Corp.	71,941	3,271,157
Hess Corp.	15,385	730,326
HollyFrontier Corp.	6,125	192,631
Marathon Petroleum Corp.	8,756	307,686
ONEOK, Inc.	9,099	333,842
Phillips 66	6,963	544,925
Pioneer Natural Resources Co.	7,233	662,543
Valero Energy Corp.	7,405	493,469
Williams Cos., Inc. (The)	70,598	1,442,317
		11,960,510
Personal Products - 0.2%
Coty, Inc., Class A	97,062	352,335
Estee Lauder Cos., Inc. (The), Class A	2,411	476,100
		828,435
Pharmaceuticals - 3.3%
Bristol-Myers Squibb Co.	34,310	2,048,993
Eli Lilly and Co.	4,670	714,276
Johnson & Johnson	23,287	3,463,941
Merck & Co., Inc.	39,278	3,170,520
Mylan NV*	14,745	251,697
Perrigo Co. plc	3,219	176,305
Pfizer, Inc.	47,119	1,799,475
Zoetis, Inc.	13,941	1,943,236
		13,568,443
Professional Services - 0.2%
Robert Half International, Inc.	16,086	816,204

Road & Rail - 0.7%
CSX Corp.	12,508	895,323
Norfolk Southern Corp.	8,943	1,594,447

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Union Pacific Corp.	1,472	250,034
		2,739,804
Semiconductors & Semiconductor Equipment - 3.5%
Advanced Micro Devices, Inc.*	33,294	1,791,217
Applied Materials, Inc.	15,049	845,453
Broadcom, Inc.	1,151	335,252
Intel Corp.	59,854	3,766,612
KLA Corp.	5,608	986,784
NVIDIA Corp.	3,153	1,119,378
Qorvo, Inc.*	11,430	1,197,178
QUALCOMM, Inc.	25,903	2,095,034
Texas Instruments, Inc.	11,496	1,365,035
Xilinx, Inc.	10,146	932,925
		14,434,868
Software - 7.9%
Adobe, Inc.*	4,456	1,722,689
Autodesk, Inc.*	8,278	1,741,526
Cadence Design Systems, Inc.*	16,140	1,473,421
Citrix Systems, Inc.	8,422	1,247,467
Fortinet, Inc.*	10,563	1,470,370
Intuit, Inc.	6,697	1,944,273
Microsoft Corp.	81,888	15,005,976
NortonLifeLock, Inc.	55,531	1,264,996
Oracle Corp.	23,086	1,241,334
Paycom Software, Inc.*	4,608	1,369,636
salesforce.com, Inc.*	4,308	752,995
ServiceNow, Inc.*	5,023	1,948,572
Synopsys, Inc.*	8,379	1,515,845
		32,699,100
Specialty Retail - 1.1%
AutoZone, Inc.*	206	236,459
Best Buy Co., Inc.	5,032	392,949
Gap, Inc. (The)	18,458	164,276
Home Depot, Inc. (The)	9,370	2,328,258
Ross Stores, Inc.	13,981	1,355,598
TJX Cos., Inc. (The)	2,778	146,567
		4,624,107
Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc.	42,383	13,475,251
Hewlett Packard Enterprise Co.	26,546	257,762
HP, Inc.	88,798	1,344,402
Seagate Technology plc	2,788	147,875
Xerox Holdings Corp.	35,832	569,012
		15,794,302
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc.	66,725	657,909
NIKE, Inc., Class B	1,687	166,304
Ralph Lauren Corp.	11,603	876,143
Under Armour, Inc., Class A*	62,616	547,890
Under Armour, Inc., Class C*	122,571	963,408
		3,211,654
Tobacco - 0.4%
Altria Group, Inc.	14,523	567,123
Philip Morris International, Inc.	11,684	857,138
		1,424,261
Trading Companies & Distributors - 0.1%
WW Grainger, Inc.	781	241,813

Wireless Telecommunication Services - 0.4%
T-Mobile US, Inc.*	16,103	1,610,944

TOTAL COMMON STOCKS (Cost $371,681,282)		370,733,975

SECURITIES LENDING REINVESTMENTS(d) - 0.2%

INVESTMENT COMPANIES - 0.2%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $1,023,249)	1,023,249	1,023,249

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 7.9%

REPURCHASE AGREEMENTS(e) - 7.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $32,403,834 (Cost $32,403,703)	32,403,703	32,403,703

Total Investments - 98.0% (Cost $405,108,234)		404,160,927
Other Assets Less Liabilities - 2.0%		8,178,805
Net Assets - 100.0%		412,339,732

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $47,459,897.
(b)	Represents less than 0.05% of net assets.
(c)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $980,581, collateralized in the form of cash with a value of $1,023,249 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $1,023,249.
(e)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$72,135,799
Aggregate gross unrealized depreciation	(67,247,500)
Net unrealized appreciation	$4,888,299
Federal income tax cost	$407,240,057

See accompanying notes to the financial statements.

Swap Agreements(a)

Large Cap Core Plus had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date(b)	Counterparty	Rate Paid (Received)(c)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(d) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(e) ($)
(38,453,485)	12/7/2020	Goldman Sachs International	(0.19)%	Credit Suisse 130/30 Large Cap Index (short portion)(f)	3,548,441	(3,439,378)	—	109,063

(13,768,708)	1/6/2021	Societe Generale	(0.02)%	Credit Suisse 130/30 Large Cap Index (short portion)(f)	6,765,340
109,370,742	1/6/2021	Societe Generale	0.82%	Credit Suisse 130/30 Large Cap Index (long portion)(g)	(11,325,594)
95,602,034					(4,560,254)	4,539,757	20,497	—
(74,173,937)	11/8/2021	UBS AG	(0.32)%	Credit Suisse 130/30 Large Cap Index (short portion)(f)	18,504,055
58,676,550	11/8/2021	UBS AG	0.77%	Credit Suisse 130/30 Large Cap Index (long portion)(g)	(9,524,813)
(15,497,387)					8,979,242	(8,563,994)	—	415,248

41,651,162					7,967,429
				Total Unrealized Appreciation	28,817,836
				Total Unrealized Depreciation	(20,850,407)

(a)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(b)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(c)

Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(d)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(e)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

(f)	Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Large_Cap_Short_May.pdf.
(g)	See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

RAFITM Long/Short

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)
COMMON STOCKS(a) - 98.6%

Aerospace & Defense - 1.5%
Boeing Co. (The)	93	13,564
Curtiss-Wright Corp.	6	602
General Dynamics Corp.	63	9,250
Hexcel Corp.	12	434
Howmet Aerospace, Inc.	114	1,491
Huntington Ingalls Industries, Inc.	10	1,999
L3Harris Technologies, Inc.	13	2,593
Lockheed Martin Corp.	39	15,149
Northrop Grumman Corp.	26	8,715
Raytheon Technologies Corp.	317	20,453
Spirit AeroSystems Holdings, Inc., Class A	28	607
Teledyne Technologies, Inc.*	4	1,496
Textron, Inc.	82	2,540
TransDigm Group, Inc.	8	3,399
		82,292
Air Freight & Logistics - 0.8%
CH Robinson Worldwide, Inc.	50	4,056
Expeditors International of Washington, Inc.	31	2,367
FedEx Corp.	101	13,187
Hub Group, Inc., Class A*	16	748
United Parcel Service, Inc., Class B	212	21,139
XPO Logistics, Inc.*	38	2,995
		44,492
Airlines - 0.1%
American Airlines Group, Inc.(b)	104	1,092
Delta Air Lines, Inc.	70	1,764
JetBlue Airways Corp.*	42	423
Southwest Airlines Co.	38	1,220
United Airlines Holdings, Inc.*	46	1,290
		5,789
Auto Components - 0.6%
Adient plc*	116	1,973
American Axle & Manufacturing Holdings, Inc.*	239	1,699
Aptiv plc	55	4,144
Autoliv, Inc.	34	2,162
BorgWarner, Inc.	103	3,311
Cooper Tire & Rubber Co.	34	875
Cooper-Standard Holdings, Inc.*	42	441
Dana, Inc.	104	1,315
Delphi Technologies plc*	82	1,056
Garrett Motion, Inc.*	119	615
Gentex Corp.	45	1,190
Goodyear Tire & Rubber Co. (The)	444	3,379
Lear Corp.	42	4,454
Tenneco, Inc., Class A*	127	859
Visteon Corp.*	28	2,016
		29,489
Automobiles - 1.3%
Ford Motor Co.	5,836	33,324
General Motors Co.	1,181	30,564
Harley-Davidson, Inc.	84	1,792
Tesla, Inc.*	3	2,505
Thor Industries, Inc.	20	1,724
		69,909
Banks - 6.4%
Associated Banc-Corp.	66	925
Bank of America Corp.	2,374	57,261
Bank of Hawaii Corp.	10	643
Bank OZK	44	990
BankUnited, Inc.	38	702
BOK Financial Corp.	10	509
Cathay General Bancorp	21	571
CIT Group, Inc.	55	998
Citigroup, Inc.	976	46,760
Citizens Financial Group, Inc.	204	4,916
Columbia Banking System, Inc.	21	512
Comerica, Inc.	55	1,999
Commerce Bancshares, Inc.	18	1,147
Credicorp Ltd.	14	1,929
Cullen/Frost Bankers, Inc.	16	1,215
East West Bancorp, Inc.	43	1,503
Fifth Third Bancorp	259	5,022
First Citizens BancShares, Inc., Class A	1	385
First Hawaiian, Inc.	36	621
First Horizon National Corp.	94	879
First Republic Bank	23	2,488
FNB Corp.	140	1,037
Fulton Financial Corp.	57	639
Hancock Whitney Corp.	30	649
Home BancShares, Inc.	40	579
Huntington Bancshares, Inc.	343	3,049
IBERIABANK Corp.	16	679
Investors Bancorp, Inc.	82	712
JPMorgan Chase & Co.	851	82,811
KeyCorp	312	3,697
M&T Bank Corp.	39	4,121
Old National Bancorp	50	679
PacWest Bancorp	59	1,021
People’s United Financial, Inc.	151	1,729
Pinnacle Financial Partners, Inc.	16	638
PNC Financial Services Group, Inc. (The)	129	14,711
Popular, Inc.	34	1,343
Prosperity Bancshares, Inc.	18	1,177
Regions Financial Corp.	393	4,445
Signature Bank	10	1,029
Sterling Bancorp	58	713
SVB Financial Group*	10	2,147
Synovus Financial Corp.	35	672
TCF Financial Corp.	21	607
Texas Capital Bancshares, Inc.*	17	455
Truist Financial Corp.	234	8,606
UMB Financial Corp.	13	667
Umpqua Holdings Corp.	96	1,093
United Bankshares, Inc.	37	1,076
US Bancorp	426	15,149
Valley National Bancorp	113	902
Webster Financial Corp.	28	792
Wells Fargo & Co.	1,896	50,187
Western Alliance Bancorp	17	649
Wintrust Financial Corp.	16	678
Zions Bancorp NA	55	1,810
		342,923
Beverages - 1.4%
Brown-Forman Corp., Class B	31	2,044
Coca-Cola Co. (The)	594	27,728
Coca-Cola European Partners plc	64	2,413
Constellation Brands, Inc., Class A	25	4,317
Keurig Dr Pepper, Inc.	46	1,284

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Molson Coors Beverage Co., Class B	88	3,340
Monster Beverage Corp.*	25	1,798
PepsiCo, Inc.	252	33,151
		76,075
Biotechnology - 2.0%
AbbVie, Inc.	335	31,044
Alexion Pharmaceuticals, Inc.*	33	3,957
Amgen, Inc.	110	25,267
Biogen, Inc.*	31	9,520
BioMarin Pharmaceutical, Inc.*	9	959
Gilead Sciences, Inc.	341	26,540
Regeneron Pharmaceuticals, Inc.*	9	5,515
United Therapeutics Corp.*	14	1,651
Vertex Pharmaceuticals, Inc.*	5	1,440
		105,893
Building Products - 0.5%
Allegion plc	8	798
AO Smith Corp.	25	1,188
Builders FirstSource, Inc.*	46	957
Carrier Global Corp.*	189	3,869
Fortune Brands Home & Security, Inc.	26	1,585
Johnson Controls International plc	268	8,418
Lennox International, Inc.	4	855
Masco Corp.	50	2,333
Owens Corning	39	2,048
Resideo Technologies, Inc.*	140	988
Trane Technologies plc	39	3,518
UFP Industries, Inc.	13	594
		27,151
Capital Markets - 2.8%
Affiliated Managers Group, Inc.	20	1,332
Ameriprise Financial, Inc.	38	5,323
Bank of New York Mellon Corp. (The)	327	12,155
BlackRock, Inc.	25	13,216
Blackstone Group, Inc. (The), Class A	89	5,055
Cboe Global Markets, Inc.	12	1,277
Charles Schwab Corp. (The)	164	5,889
CME Group, Inc.	48	8,765
E*TRADE Financial Corp.	39	1,776
Eaton Vance Corp.	24	865
FactSet Research Systems, Inc.	3	923
Federated Hermes, Inc., Class B	26	576
Franklin Resources, Inc.	174	3,283
Goldman Sachs Group, Inc. (The)	128	25,151
Intercontinental Exchange, Inc.	68	6,613
Invesco Ltd.	243	1,937
Janus Henderson Group plc	68	1,466
Legg Mason, Inc.	31	1,545
LPL Financial Holdings, Inc.	17	1,214
Moody’s Corp.	9	2,407
Morgan Stanley	429	18,962
MSCI, Inc.	4	1,315
Nasdaq, Inc.	16	1,895
Northern Trust Corp.	48	3,792
Raymond James Financial, Inc.	29	2,009
S&P Global, Inc.	14	4,550
SEI Investments Co.	14	759
State Street Corp.	124	7,559
Stifel Financial Corp.	17	811
T. Rowe Price Group, Inc.	42	5,078
TD Ameritrade Holding Corp.	50	1,863
Waddell & Reed Financial, Inc., Class A	67	874
		150,235
Chemicals - 2.3%
Air Products and Chemicals, Inc.	30	7,250
Albemarle Corp.	22	1,683
Ashland Global Holdings, Inc.	17	1,142
Axalta Coating Systems Ltd.*	53	1,225
Cabot Corp.	25	893
Celanese Corp.	28	2,518
CF Industries Holdings, Inc.	84	2,467
Chemours Co. (The)	94	1,232
Corteva, Inc.	245	6,691
Dow, Inc.	247	9,534
DuPont de Nemours, Inc.	437	22,169
Eastman Chemical Co.	66	4,493
Ecolab, Inc.	29	6,165
Element Solutions, Inc.*	80	871
FMC Corp.	13	1,279
HB Fuller Co.	16	602
Huntsman Corp.	137	2,487
International Flavors & Fragrances, Inc.	21	2,797
Linde plc	92	18,615
LyondellBasell Industries NV, Class A	166	10,584
Mosaic Co. (The)	236	2,853
Olin Corp.	103	1,239
PolyOne Corp.	28	694
PPG Industries, Inc.	51	5,185
RPM International, Inc.	26	1,944
Scotts Miracle-Gro Co. (The)	8	1,141
Sherwin-Williams Co. (The)	8	4,751
Trinseo SA	38	782
Westlake Chemical Corp.	14	668
		123,954
Commercial Services & Supplies - 0.3%
ABM Industries, Inc.	31	952
Cintas Corp.	8	1,984
Clean Harbors, Inc.*	13	772
Copart, Inc.*	10	894
Covanta Holding Corp.	60	540
Deluxe Corp.	24	560
Pitney Bowes, Inc.	402	953
Republic Services, Inc.	39	3,333
Stericycle, Inc.*	22	1,206
Waste Management, Inc.	68	7,259
		18,453
Communications Equipment - 1.0%
Ciena Corp.*	26	1,437
Cisco Systems, Inc.	954	45,620
CommScope Holding Co., Inc.*	155	1,598
EchoStar Corp., Class A*	21	655
F5 Networks, Inc.*	10	1,449
Juniper Networks, Inc.	109	2,644
Motorola Solutions, Inc.	14	1,895
ViaSat, Inc.*	15	630
		55,928
Construction & Engineering - 0.3%
AECOM*	85	3,295
Dycom Industries, Inc.*	19	800

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
EMCOR Group, Inc.	18	1,144
Fluor Corp.	293	3,402
Jacobs Engineering Group, Inc.	27	2,269
MasTec, Inc.*	21	822
Quanta Services, Inc.	54	1,994
Tutor Perini Corp.*	74	777
Valmont Industries, Inc.	8	912
		15,415
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	10	1,921
Summit Materials, Inc., Class A*	37	562
Vulcan Materials Co.	18	1,950
		4,433
Consumer Finance - 1.0%
Ally Financial, Inc.	262	4,569
American Express Co.	137	13,025
Capital One Financial Corp.	249	16,942
Discover Financial Services	123	5,844
Navient Corp.	217	1,614
OneMain Holdings, Inc.	30	700
Santander Consumer USA Holdings, Inc.(b)	52	860
SLM Corp.	118	894
Synchrony Financial	339	6,905
		51,353
Containers & Packaging - 0.6%
AptarGroup, Inc.	12	1,337
Avery Dennison Corp.	16	1,771
Ball Corp.	39	2,779
Berry Global Group, Inc.*	54	2,425
Crown Holdings, Inc.*	37	2,421
Graphic Packaging Holding Co.	110	1,592
Greif, Inc., Class A	15	510
International Paper Co.	218	7,423
O-I Glass, Inc.	135	1,034
Packaging Corp. of America	29	2,941
Sealed Air Corp.	51	1,637
Silgan Holdings, Inc.	25	836
Sonoco Products Co.	35	1,813
Westrock Co.	156	4,377
		32,896
Distributors - 0.2%
Core-Mark Holding Co., Inc.	41	1,147
Genuine Parts Co.	50	4,170
LKQ Corp.*	106	2,911
		8,228
Diversified Consumer Services - 0.1%
Graham Holdings Co., Class B	1	358
H&R Block, Inc.	80	1,360
Laureate Education, Inc., Class A*	41	399
Service Corp. International	30	1,183
ServiceMaster Global Holdings, Inc.*	29	954
		4,254
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc., Class B*	366	67,922
Equitable Holdings, Inc.	188	3,593
Jefferies Financial Group, Inc.	137	2,007
Voya Financial, Inc.	60	2,703
		76,225
Diversified Telecommunication Services - 3.9%
AT&T, Inc.	3,377	104,214
CenturyLink, Inc.	1,214	11,934
GCI Liberty, Inc., Class A*	16	1,107
Verizon Communications, Inc.	1,596	91,578
		208,833
Electric Utilities - 2.8%
ALLETE, Inc.	14	822
Alliant Energy Corp.	51	2,517
American Electric Power Co., Inc.	132	11,253
Avangrid, Inc.	16	712
Duke Energy Corp.	254	21,750
Edison International	107	6,218
Entergy Corp.	56	5,702
Evergy, Inc.	67	4,133
Eversource Energy	73	6,110
Exelon Corp.	411	15,745
FirstEnergy Corp.	157	6,635
Hawaiian Electric Industries, Inc.	33	1,302
IDACORP, Inc.	12	1,119
NextEra Energy, Inc.	73	18,656
NRG Energy, Inc.	63	2,271
OGE Energy Corp.	54	1,691
PG&E Corp.*	512	6,072
Pinnacle West Capital Corp.	34	2,649
PNM Resources, Inc.	17	694
Portland General Electric Co.	25	1,178
PPL Corp.	275	7,684
Southern Co. (The)	292	16,664
Xcel Energy, Inc.	124	8,064
		149,641
Electrical Equipment - 0.6%
Acuity Brands, Inc.	10	861
AMETEK, Inc.	25	2,293
Eaton Corp. plc	116	9,848
Emerson Electric Co.	158	9,641
EnerSys	13	823
Hubbell, Inc.	13	1,591
nVent Electric plc	38	697
Regal Beloit Corp.	14	1,114
Rockwell Automation, Inc.	17	3,675
Sensata Technologies Holding plc*	39	1,390
		31,933
Electronic Equipment, Instruments & Components - 1.0%
Amphenol Corp., Class A	33	3,187
Anixter International, Inc.*	17	1,627
Arrow Electronics, Inc.*	81	5,595
Avnet, Inc.	126	3,432
Benchmark Electronics, Inc.	28	593
CDW Corp.	23	2,551
Corning, Inc.	263	5,994
Flex Ltd.*	465	4,515
FLIR Systems, Inc.	17	785
Insight Enterprises, Inc.*	24	1,230
Jabil, Inc.	101	3,022
Keysight Technologies, Inc.*	16	1,730
National Instruments Corp.	21	813
Plexus Corp.*	12	771
Sanmina Corp.*	56	1,490
SYNNEX Corp.	18	1,920
TE Connectivity Ltd.	80	6,500
Tech Data Corp.*	41	5,586
Trimble, Inc.*	33	1,291
TTM Technologies, Inc.*	65	752
Vishay Intertechnology, Inc.	46	748

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Zebra Technologies Corp., Class A*	6	1,568
		55,700
Energy Equipment & Services - 0.7%
Baker Hughes Co.	526	8,684
Halliburton Co.	420	4,935
Helmerich & Payne, Inc.	64	1,288
Nabors Industries Ltd.	15	556
National Oilwell Varco, Inc.	264	3,292
Oceaneering International, Inc.*	95	610
Patterson-UTI Energy, Inc.	209	771
Schlumberger Ltd.	804	14,850
Transocean Ltd.*	997	1,326
Valaris plc*	668	224
		36,536
Entertainment - 0.9%
Activision Blizzard, Inc.	80	5,758
AMC Entertainment Holdings, Inc., Class A(b)	110	564
Cinemark Holdings, Inc.	48	722
Electronic Arts, Inc.*	29	3,564
Liberty Media Corp.-Liberty Formula One, Class A*	4	135
Liberty Media Corp.-Liberty Formula One, Class C*	34	1,178
Lions Gate Entertainment Corp., Class A*	26	207
Lions Gate Entertainment Corp., Class B*	62	467
Live Nation Entertainment, Inc.*	19	934
Netflix, Inc.*	10	4,197
Spotify Technology SA*	6	1,086
Take-Two Interactive Software, Inc.*	9	1,226
Walt Disney Co. (The)	261	30,615
		50,653
Equity Real Estate Investment Trusts (REITs) - 2.9%
Alexander & Baldwin, Inc.	39	445
Alexandria Real Estate Equities, Inc.	14	2,152
American Campus Communities, Inc.	37	1,195
American Homes 4 Rent, Class A	37	934
American Tower Corp.	30	7,745
Apartment Investment and Management Co., Class A	28	1,032
Apple Hospitality REIT, Inc.	120	1,225
AvalonBay Communities, Inc.	22	3,432
Boston Properties, Inc.	31	2,665
Brandywine Realty Trust	62	598
Brixmor Property Group, Inc.	105	1,172
Camden Property Trust	16	1,465
Colony Capital, Inc.	354	712
Columbia Property Trust, Inc.	51	649
CoreCivic, Inc.	95	1,143
Corporate Office Properties Trust	31	774
Cousins Properties, Inc.	21	654
Crown Castle International Corp.	51	8,780
CubeSmart	34	968
CyrusOne, Inc.	16	1,189
DiamondRock Hospitality Co.	92	551
Digital Realty Trust, Inc.	34	4,881
Diversified Healthcare Trust	215	770
Douglas Emmett, Inc.	28	822
Duke Realty Corp.	59	2,034
EPR Properties	17	537
Equinix, Inc.	9	6,279
Equity LifeStyle Properties, Inc.	14	872
Equity Residential	68	4,118
Essex Property Trust, Inc.	10	2,428
Extra Space Storage, Inc.	17	1,645
Federal Realty Investment Trust	13	1,039
Gaming and Leisure Properties, Inc.	33	1,140
GEO Group, Inc. (The)	83	994
Healthcare Realty Trust, Inc.	25	768
Healthcare Trust of America, Inc., Class A	38	1,006
Healthpeak Properties, Inc.	106	2,612
Highwoods Properties, Inc.	26	995
Host Hotels & Resorts, Inc.	316	3,773
Hudson Pacific Properties, Inc.	33	798
Invitation Homes, Inc.	76	1,999
Iron Mountain, Inc.	118	3,040
JBG SMITH Properties	22	654
Kilroy Realty Corp.	20	1,142
Kimco Realty Corp.	129	1,433
Lamar Advertising Co., Class A	18	1,193
Lexington Realty Trust	71	690
Life Storage, Inc.	9	877
Macerich Co. (The)(b)	97	661
Medical Properties Trust, Inc.	68	1,229
Mid-America Apartment Communities, Inc.	20	2,327
National Retail Properties, Inc.	24	753
Office Properties Income Trust	22	556
Omega Healthcare Investors, Inc.	41	1,277
Outfront Media, Inc.	57	800
Paramount Group, Inc.	78	601
Park Hotels & Resorts, Inc.	111	1,091
Pebblebrook Hotel Trust	45	615
Physicians Realty Trust	36	622
Piedmont Office Realty Trust, Inc., Class A	41	684
Prologis, Inc.	80	7,320
Public Storage	18	3,649
Rayonier, Inc.	38	903
Realty Income Corp.	39	2,157
Regency Centers Corp.	37	1,583
Retail Properties of America, Inc., Class A	93	504
RLJ Lodging Trust	102	1,052
Ryman Hospitality Properties, Inc.	9	308
Sabra Health Care REIT, Inc.	47	633
SBA Communications Corp.	4	1,257
Service Properties Trust	112	756
Simon Property Group, Inc.	66	3,808
SITE Centers Corp.	84	476
SL Green Realty Corp.	30	1,264
Spirit Realty Capital, Inc.	24	682
STORE Capital Corp.	28	542
Sun Communities, Inc.	9	1,235
Sunstone Hotel Investors, Inc.	112	991
Taubman Centers, Inc.	15	620
UDR, Inc.	39	1,442
Uniti Group, Inc.	132	1,089
Ventas, Inc.	113	3,949
VEREIT, Inc.	328	1,797

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
VICI Properties, Inc.	72	1,413
Vornado Realty Trust	46	1,666
Washington Prime Group, Inc.(b)	438	281
Weingarten Realty Investors	33	590
Welltower, Inc.	101	5,118
Weyerhaeuser Co.	216	4,361
WP Carey, Inc.	29	1,737
Xenia Hotels & Resorts, Inc.	51	459
		152,877
Food & Staples Retailing - 3.0%
BJ’s Wholesale Club Holdings, Inc.*	98	3,528
Casey’s General Stores, Inc.	10	1,597
Costco Wholesale Corp.	90	27,762
Kroger Co. (The)	695	22,671
Performance Food Group Co.*	53	1,412
Rite Aid Corp.*(b)	304	3,992
Sprouts Farmers Market, Inc.*	62	1,558
Sysco Corp.	140	7,722
United Natural Foods, Inc.*	170	3,332
US Foods Holding Corp.*	137	2,622
Walgreens Boots Alliance, Inc.	492	21,127
Walmart, Inc.	513	63,643
		160,966
Food Products - 1.9%
Archer-Daniels-Midland Co.	376	14,780
B&G Foods, Inc.(b)	67	1,556
Bunge Ltd.	118	4,604
Campbell Soup Co.	43	2,192
Conagra Brands, Inc.	148	5,149
Darling Ingredients, Inc.*	54	1,259
Flowers Foods, Inc.	59	1,392
General Mills, Inc.	182	11,473
Hain Celestial Group, Inc. (The)*	29	913
Hershey Co. (The)	22	2,985
Hormel Foods Corp.	48	2,344
Ingredion, Inc.	26	2,190
JM Smucker Co. (The)	39	4,443
Kellogg Co.	71	4,637
Kraft Heinz Co. (The)	430	13,102
Lamb Weston Holdings, Inc.	12	721
McCormick & Co., Inc. (Non-Voting)	14	2,452
Mondelez International, Inc., Class A	274	14,281
Nomad Foods Ltd.*	54	1,144
Post Holdings, Inc.*	17	1,480
Sanderson Farms, Inc.	8	1,056
TreeHouse Foods, Inc.*	34	1,792
Tyson Foods, Inc., Class A	111	6,820
		102,765
Gas Utilities - 0.2%
Atmos Energy Corp.	22	2,261
National Fuel Gas Co.	30	1,259
New Jersey Resources Corp.	24	843
ONE Gas, Inc.	13	1,092
South Jersey Industries, Inc.	25	709
Southwest Gas Holdings, Inc.	20	1,519
Spire, Inc.	13	948
UGI Corp.	76	2,420
		11,051
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	210	19,933
Align Technology, Inc.*	4	982
Baxter International, Inc.	57	5,131
Becton Dickinson and Co.	34	8,396
Boston Scientific Corp.*	113	4,293
Cooper Cos., Inc. (The)	4	1,268
Danaher Corp.	60	9,997
DENTSPLY SIRONA, Inc.	28	1,302
Edwards Lifesciences Corp.*	10	2,247
Hill-Rom Holdings, Inc.	10	1,017
Hologic, Inc.*	38	2,014
Intuitive Surgical, Inc.*	5	2,900
Medtronic plc	235	23,166
ResMed, Inc.	10	1,608
STERIS plc	9	1,493
Stryker Corp.	31	6,068
Teleflex, Inc.	4	1,451
Varian Medical Systems, Inc.*	10	1,214
Zimmer Biomet Holdings, Inc.	29	3,664
		98,144
Health Care Providers & Services - 4.9%
Acadia Healthcare Co., Inc.*	34	973
AmerisourceBergen Corp.	156	14,873
Anthem, Inc.	80	23,529
Brookdale Senior Living, Inc.*	151	553
Cardinal Health, Inc.	314	17,173
Centene Corp.*	166	10,998
Cigna Corp.	73	14,404
Community Health Systems, Inc.*	253	797
Covetrus, Inc.*	80	1,222
CVS Health Corp.	669	43,866
DaVita, Inc.*	46	3,724
Encompass Health Corp.	20	1,465
HCA Healthcare, Inc.	66	7,055
Henry Schein, Inc.*	42	2,550
Humana, Inc.	33	13,552
Laboratory Corp. of America Holdings*	25	4,383
Magellan Health, Inc.*	17	1,275
McKesson Corp.	178	28,243
MEDNAX, Inc.*	91	1,413
Molina Healthcare, Inc.*	25	4,646
Owens & Minor, Inc.	209	1,657
Patterson Cos., Inc.	54	1,063
Quest Diagnostics, Inc.	34	4,022
Select Medical Holdings Corp.*	28	452
Tenet Healthcare Corp.*	144	3,133
UnitedHealth Group, Inc.	184	56,092
Universal Health Services, Inc., Class B	22	2,320
		265,433
Health Care Technology - 0.1%
Cerner Corp.	42	3,062

Hotels, Restaurants & Leisure - 1.4%
Aramark	86	2,227
Bloomin’ Brands, Inc.	38	434
Brinker International, Inc.	24	632
Caesars Entertainment Corp.*	157	1,788
Carnival Corp.(b)	207	3,258
Chipotle Mexican Grill, Inc.*	1	1,004
Cracker Barrel Old Country Store, Inc.	9	964
Darden Restaurants, Inc.	27	2,075

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Domino’s Pizza, Inc.	3	1,158
Dunkin’ Brands Group, Inc.	12	767
Extended Stay America, Inc.	111	1,277
Hilton Worldwide Holdings, Inc.	22	1,745
International Game Technology plc	84	708
Las Vegas Sands Corp.	99	4,746
Marriott International, Inc., Class A	33	2,921
Marriott Vacations Worldwide Corp.	10	898
McDonald’s Corp.	106	19,750
MGM Resorts International	141	2,422
Norwegian Cruise Line Holdings Ltd.*	79	1,237
Penn National Gaming, Inc.*	36	1,181
Royal Caribbean Cruises Ltd.	51	2,645
Six Flags Entertainment Corp.	40	919
Starbucks Corp.	134	10,451
Vail Resorts, Inc.	5	992
Wyndham Destinations, Inc.	24	763
Wynn Resorts Ltd.	25	2,082
Yum China Holdings, Inc.	50	2,317
Yum! Brands, Inc.	43	3,858
		75,219
Household Durables - 0.5%
DR Horton, Inc.	68	3,760
Garmin Ltd.	25	2,254
KB Home	21	695
Leggett & Platt, Inc.	42	1,285
Lennar Corp., Class A	66	3,990
Meritage Homes Corp.*	14	973
Mohawk Industries, Inc.*	29	2,703
Newell Brands, Inc.	152	1,999
PulteGroup, Inc.	59	2,004
Taylor Morrison Home Corp., Class A*	49	947
Toll Brothers, Inc.	37	1,196
TRI Pointe Group, Inc.*	63	902
Tupperware Brands Corp.	190	614
Whirlpool Corp.	37	4,507
		27,829
Household Products - 1.5%
Church & Dwight Co., Inc.	29	2,177
Clorox Co. (The)	20	4,125
Colgate-Palmolive Co.	135	9,765
Kimberly-Clark Corp.	71	10,042
Procter & Gamble Co. (The)	453	52,512
Spectrum Brands Holdings, Inc.	22	1,041
		79,662
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp. (The)	280	3,497
Vistra Energy Corp.	165	3,373
		6,870
Industrial Conglomerates - 1.3%
3M Co.	142	22,214
Carlisle Cos., Inc.	10	1,199
General Electric Co.	4,158	27,318
Honeywell International, Inc.	115	16,773
Roper Technologies, Inc.	9	3,544
		71,048
Insurance - 3.6%
Aflac, Inc.	251	9,154
Alleghany Corp.	4	2,052
Allstate Corp. (The)	107	10,466
American Equity Investment Life Holding Co.	44	954
American Financial Group, Inc.	25	1,506
American International Group, Inc.	587	17,645
Aon plc, Class A	22	4,333
Arch Capital Group Ltd.*	76	2,145
Arthur J Gallagher & Co.	29	2,734
Assurant, Inc.	21	2,154
Assured Guaranty Ltd.	46	1,193
Athene Holding Ltd., Class A*	66	1,907
Axis Capital Holdings Ltd.	33	1,239
Brighthouse Financial, Inc.*	102	3,030
Brown & Brown, Inc.	24	965
Chubb Ltd.	119	14,511
Cincinnati Financial Corp.	34	2,004
CNO Financial Group, Inc.	95	1,363
Everest Re Group Ltd.	13	2,579
Fidelity National Financial, Inc.	66	2,105
First American Financial Corp.	34	1,717
Genworth Financial, Inc., Class A*	450	1,373
Globe Life, Inc.	25	1,926
Hanover Insurance Group, Inc. (The)	13	1,305
Hartford Financial Services Group, Inc. (The)	145	5,552
Kemper Corp.	16	1,014
Lincoln National Corp.	115	4,362
Loews Corp.	114	3,789
Markel Corp.*	3	2,692
Marsh & McLennan Cos., Inc.	68	7,203
MetLife, Inc.	460	16,565
Old Republic International Corp.	123	1,918
Primerica, Inc.	8	909
Principal Financial Group, Inc.	133	5,136
ProAssurance Corp.	37	511
Progressive Corp. (The)	108	8,389
Prudential Financial, Inc.	287	17,496
Reinsurance Group of America, Inc.	28	2,541
RenaissanceRe Holdings Ltd.	8	1,343
Selective Insurance Group, Inc.	14	734
Travelers Cos., Inc. (The)	128	13,693
Unum Group	160	2,424
Willis Towers Watson plc	21	4,261
WR Berkley Corp.	34	1,970
		192,862
Interactive Media & Services - 2.1%
Alphabet, Inc., Class A*	26	37,271
Alphabet, Inc., Class C*	26	37,152
Facebook, Inc., Class A*	163	36,690
IAC/interactivecorp*	5	1,352
Twitter, Inc.*	55	1,703
Yandex NV, Class A*	25	1,006
		115,174
Internet & Direct Marketing Retail - 1.3%
Amazon.com, Inc.*	20	48,847
Booking Holdings, Inc.*	5	8,197
eBay, Inc.	136	6,194
Expedia Group, Inc.	28	2,225
Qurate Retail, Inc., Series A*	492	4,052
		69,515
IT Services - 2.6%
Accenture plc, Class A	77	15,525

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Akamai Technologies, Inc.*	18	1,904
Alliance Data Systems Corp.	22	1,019
Amdocs Ltd.	28	1,743
Automatic Data Processing, Inc.	43	6,299
Black Knight, Inc.*	13	1,001
Booz Allen Hamilton Holding Corp.	23	1,835
Broadridge Financial Solutions, Inc.	13	1,574
CACI International, Inc., Class A*	5	1,254
Cognizant Technology Solutions Corp., Class A	90	4,770
Conduent, Inc.*	257	614
DXC Technology Co.	235	3,339
Euronet Worldwide, Inc.*	6	568
Fidelity National Information Services, Inc.	39	5,414
Fiserv, Inc.*	23	2,456
FleetCor Technologies, Inc.*	6	1,463
Gartner, Inc.*	6	730
Genpact Ltd.	21	755
Global Payments, Inc.	9	1,615
International Business Machines Corp.	315	39,344
Jack Henry & Associates, Inc.	6	1,085
KBR, Inc.	37	868
Leidos Holdings, Inc.	29	3,053
Mastercard, Inc., Class A	27	8,124
Paychex, Inc.	45	3,253
PayPal Holdings, Inc.*	66	10,231
Perspecta, Inc.	40	887
Sabre Corp.	79	551
Science Applications International Corp.	13	1,145
Visa, Inc., Class A	78	15,229
Western Union Co. (The)	107	2,142
WEX, Inc.*	5	740
		140,530
Leisure Products - 0.1%
Brunswick Corp.	22	1,210
Hasbro, Inc.	27	1,985
Mattel, Inc.*(b)	204	1,879
Polaris, Inc.	20	1,747
		6,821
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	31	2,732
Bio-Rad Laboratories, Inc., Class A*	3	1,474
Charles River Laboratories International, Inc.*	6	1,078
ICON plc*	6	1,011
Illumina, Inc.*	8	2,904
IQVIA Holdings, Inc.*	23	3,439
Mettler-Toledo International, Inc.*	1	795
PerkinElmer, Inc.	13	1,306
PRA Health Sciences, Inc.*	9	931
Thermo Fisher Scientific, Inc.	35	12,222
Waters Corp.*	8	1,599
		29,491
Machinery - 1.9%
AGCO Corp.	26	1,436
Allison Transmission Holdings, Inc.	26	981
Caterpillar, Inc.	152	18,260
Colfax Corp.*	36	1,010
Crane Co.	13	724
Cummins, Inc.	50	8,480
Deere & Co.	77	11,713
Donaldson Co., Inc.	21	996
Dover Corp.	25	2,431
Flowserve Corp.	35	914
Fortive Corp.	37	2,256
Graco, Inc.	16	771
Greenbrier Cos., Inc. (The)	31	658
IDEX Corp.	9	1,434
Illinois Tool Works, Inc.	45	7,761
ITT, Inc.	17	981
Kennametal, Inc.	28	777
Lincoln Electric Holdings, Inc.	13	1,068
Meritor, Inc.*	36	734
Middleby Corp. (The)*	12	817
Mueller Industries, Inc.	25	670
Navistar International Corp.*	28	704
Nordson Corp.	6	1,130
Oshkosh Corp.	23	1,652
Otis Worldwide Corp.	95	5,002
PACCAR, Inc.	123	9,085
Parker-Hannifin Corp.	26	4,679
Pentair plc	35	1,370
Rexnord Corp.	24	722
Snap-on, Inc.	13	1,686
Stanley Black & Decker, Inc.	35	4,391
Terex Corp.	41	645
Timken Co. (The)	21	893
Toro Co. (The)	13	924
Trinity Industries, Inc.	59	1,178
Westinghouse Air Brake Technologies Corp.	18	1,099
Xylem, Inc.	22	1,460
		101,492
Marine - 0.0%(c)
Kirby Corp.*	21	1,077

Media - 1.9%
Altice USA, Inc., Class A*	119	3,061
AMC Networks, Inc., Class A*	28	792
Charter Communications, Inc., Class A*	26	14,144
Comcast Corp., Class A	1,163	46,055
Discovery, Inc., Class A*	41	892
Discovery, Inc., Class C*	89	1,744
DISH Network Corp., Class A*	90	2,848
Fox Corp., Class A	98	2,859
Fox Corp., Class B	45	1,295
Interpublic Group of Cos., Inc. (The)	131	2,241
John Wiley & Sons, Inc., Class A	19	764
Liberty Broadband Corp., Class A*	3	404
Liberty Broadband Corp., Class C*	10	1,366
Liberty Global plc, Class A*	132	2,804
Liberty Global plc, Class C*	314	6,478
Liberty Latin America Ltd., Class A*	23	229
Liberty Latin America Ltd., Class C*	59	566
Liberty Media Corp.-Liberty SiriusXM, Class A*	28	1,022

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Liberty Media Corp.-Liberty SiriusXM, Class C*	51	1,860
Meredith Corp.	25	373
News Corp., Class A	154	1,886
News Corp., Class B	47	576
Nexstar Media Group, Inc., Class A	9	750
Omnicom Group, Inc.	77	4,219
Sinclair Broadcast Group, Inc., Class A	33	617
TEGNA, Inc.	69	809
ViacomCBS, Inc.	175	3,629
		104,283
Metals & Mining - 0.6%
Alcoa Corp.*	240	2,211
Allegheny Technologies, Inc.*	48	417
Arconic Corp.*	26	376
Carpenter Technology Corp.	19	444
Commercial Metals Co.	63	1,081
Compass Minerals International, Inc.	13	626
Constellium SE, Class A*	81	665
Freeport-McMoRan, Inc.	544	4,934
Newmont Corp.	89	5,204
Nucor Corp.	163	6,888
Reliance Steel & Aluminum Co.	28	2,716
Steel Dynamics, Inc.	100	2,656
United States Steel Corp.	323	2,597
Warrior Met Coal, Inc.	79	1,112
		31,927
Mortgage Real Estate Investment Trusts (REITs) - 0.2%
AGNC Investment Corp.	156	2,019
Annaly Capital Management, Inc.	453	2,791
Blackstone Mortgage Trust, Inc., Class A	31	731
Chimera Investment Corp.	89	740
Invesco Mortgage Capital, Inc.(b)	46	127
MFA Financial, Inc.	165	279
New Residential Investment Corp.	190	1,362
Starwood Property Trust, Inc.	94	1,246
Two Harbors Investment Corp.	93	420
		9,715
Multiline Retail - 0.9%
Big Lots, Inc.	46	1,782
Dollar General Corp.	39	7,469
Dollar Tree, Inc.*	63	6,166
Kohl’s Corp.	148	2,845
Macy’s, Inc.(b)	536	3,409
Nordstrom, Inc.	86	1,387
Target Corp.	182	22,264
		45,322
Multi-Utilities - 1.3%
Ameren Corp.	63	4,708
Avista Corp.	21	822
Black Hills Corp.	14	864
CenterPoint Energy, Inc.	211	3,752
CMS Energy Corp.	66	3,866
Consolidated Edison, Inc.	116	8,707
Dominion Energy, Inc.	174	14,792
DTE Energy Co.	52	5,594
MDU Resources Group, Inc.	61	1,327
NiSource, Inc.	101	2,407
NorthWestern Corp.	14	842
Public Service Enterprise Group, Inc.	162	8,268
Sempra Energy	60	7,579
WEC Energy Group, Inc.	61	5,595
		69,123
Oil, Gas & Consumable Fuels - 6.8%
Antero Resources Corp.*	1,778	5,316
Apache Corp.	131	1,414
Cabot Oil & Gas Corp.	79	1,567
Cheniere Energy, Inc.*	21	931
Chesapeake Energy Corp.*(b)	12	156
Chevron Corp.	884	81,063
Cimarex Energy Co.	29	762
CNX Resources Corp.*	190	1,936
Concho Resources, Inc.	79	4,307
ConocoPhillips	431	18,180
Continental Resources, Inc.(b)	35	428
Cosan Ltd., Class A*	54	690
Delek US Holdings, Inc.	61	1,200
Devon Energy Corp.	209	2,259
Diamondback Energy, Inc.	39	1,661
EOG Resources, Inc.	132	6,728
EQT Corp.	417	5,563
Exxon Mobil Corp.	2,471	112,356
Gulfport Energy Corp.*	858	1,296
Hess Corp.	65	3,086
HollyFrontier Corp.	115	3,617
Kinder Morgan, Inc.	738	11,661
Marathon Oil Corp.	590	3,151
Marathon Petroleum Corp.	403	14,162
Murphy Oil Corp.	124	1,482
Noble Energy, Inc.	240	2,095
Oasis Petroleum, Inc.*	896	413
Occidental Petroleum Corp.	424	5,491
ONEOK, Inc.	86	3,155
Parsley Energy, Inc., Class A	80	731
PBF Energy, Inc., Class A	150	1,593
PDC Energy, Inc.*	46	560
Peabody Energy Corp.	175	551
Phillips 66	286	22,382
Pioneer Natural Resources Co.	29	2,657
QEP Resources, Inc.	356	304
Range Resources Corp.(b)	373	2,234
SM Energy Co.	166	584
Southwestern Energy Co.*	689	2,074
Targa Resources Corp.	115	2,057
Valero Energy Corp.	310	20,658
Whiting Petroleum Corp.*(b)	572	400
Williams Cos., Inc. (The)	514	10,501
World Fuel Services Corp.	58	1,478
WPX Energy, Inc.*	172	975
		365,865
Paper & Forest Products - 0.1%
Boise Cascade Co.	19	647
Domtar Corp.	56	1,142
Louisiana-Pacific Corp.	31	732
		2,521
Personal Products - 0.1%
Coty, Inc., Class A	117	425
Edgewell Personal Care Co.*	24	730
Estee Lauder Cos., Inc. (The), Class A	17	3,357

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Nu Skin Enterprises, Inc., Class A	34	1,264
		5,776
Pharmaceuticals - 4.2%
Bristol-Myers Squibb Co.	274	16,363
Catalent, Inc.*	17	1,322
Elanco Animal Health, Inc.*	59	1,263
Eli Lilly and Co.	103	15,754
Jazz Pharmaceuticals plc*	12	1,432
Johnson & Johnson	485	72,144
Mallinckrodt plc*(b)	326	919
Merck & Co., Inc.	472	38,100
Mylan NV*	340	5,804
Perrigo Co. plc	33	1,807
Pfizer, Inc.	1,706	65,152
Zoetis, Inc.	21	2,927
		222,987
Professional Services - 0.3%
ASGN, Inc.*	16	985
CoreLogic, Inc.	16	793
CoStar Group, Inc.*	1	657
Equifax, Inc.	14	2,150
FTI Consulting, Inc.*	8	964
IHS Markit Ltd.	35	2,431
ManpowerGroup, Inc.	46	3,180
Nielsen Holdings plc	185	2,570
Robert Half International, Inc.	29	1,471
TransUnion	10	863
Verisk Analytics, Inc.	10	1,727
		17,791
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	79	3,475
Howard Hughes Corp. (The)*	9	456
Jones Lang LaSalle, Inc.	16	1,638
Realogy Holdings Corp.	132	800
		6,369
Road & Rail - 1.0%
AMERCO	3	968
Avis Budget Group, Inc.*(b)	77	1,658
CSX Corp.	122	8,733
JB Hunt Transport Services, Inc.	18	2,154
Kansas City Southern	14	2,107
Knight-Swift Transportation Holdings, Inc.	35	1,456
Landstar System, Inc.	9	1,046
Norfolk Southern Corp.	50	8,914
Old Dominion Freight Line, Inc.	7	1,198
Ryder System, Inc.	73	2,501
Uber Technologies, Inc.*	34	1,235
Union Pacific Corp.	120	20,383
		52,353
Semiconductors & Semiconductor Equipment - 3.3%
Advanced Micro Devices, Inc.*	22	1,184
Analog Devices, Inc.	47	5,309
Applied Materials, Inc.	115	6,461
Broadcom, Inc.	47	13,690
Cree, Inc.*	18	948
First Solar, Inc.*	30	1,399
Intel Corp.	935	58,839
KLA Corp.	31	5,455
Lam Research Corp.	13	3,558
Marvell Technology Group Ltd.	94	3,066
Maxim Integrated Products, Inc.	42	2,423
Microchip Technology, Inc.	31	2,977
Micron Technology, Inc.*	344	16,481
MKS Instruments, Inc.	9	951
NVIDIA Corp.	18	6,390
NXP Semiconductors NV	41	3,940
ON Semiconductor Corp.*	114	1,880
Qorvo, Inc.*	22	2,304
QUALCOMM, Inc.	234	18,926
Skyworks Solutions, Inc.	25	2,963
Teradyne, Inc.	14	938
Texas Instruments, Inc.	122	14,486
Xilinx, Inc.	31	2,850
		177,418
Software - 2.8%
Adobe, Inc.*	13	5,026
ANSYS, Inc.*	5	1,415
Avaya Holdings Corp.*	85	1,241
Cadence Design Systems, Inc.*	13	1,187
CDK Global, Inc.	16	629
Check Point Software Technologies Ltd.*	13	1,426
Citrix Systems, Inc.	9	1,333
Intuit, Inc.	12	3,484
Microsoft Corp.	545	99,871
NortonLifeLock, Inc.	238	5,421
Nuance Communications, Inc.*	32	732
Oracle Corp.	364	19,572
salesforce.com, Inc.*	30	5,244
SS&C Technologies Holdings, Inc.	22	1,274
Synopsys, Inc.*	12	2,171
Teradata Corp.*	33	706
		150,732
Specialty Retail - 2.5%
Aaron’s, Inc.	21	775
Abercrombie & Fitch Co., Class A	66	767
Advance Auto Parts, Inc.	18	2,508
American Eagle Outfitters, Inc.	88	806
Asbury Automotive Group, Inc.*	14	1,012
AutoNation, Inc.*	63	2,487
AutoZone, Inc.*	4	4,591
Bed Bath & Beyond, Inc.(b)	247	1,796
Best Buy Co., Inc.	90	7,028
Burlington Stores, Inc.*	6	1,258
CarMax, Inc.*	47	4,138
Designer Brands, Inc., Class A	53	325
Dick’s Sporting Goods, Inc.	37	1,334
Foot Locker, Inc.	68	1,884
GameStop Corp., Class A*	593	2,408
Gap, Inc. (The)	194	1,727
Group 1 Automotive, Inc.	17	1,070
Home Depot, Inc. (The)	153	38,017
L Brands, Inc.	233	3,772
Lithia Motors, Inc., Class A	13	1,568
Lowe’s Cos., Inc.	147	19,161
Michaels Cos., Inc. (The)*	187	722
Murphy USA, Inc.*	23	2,670
Office Depot, Inc.	845	2,087
O’Reilly Automotive, Inc.*	9	3,755
Penske Automotive Group, Inc.	31	1,109
Ross Stores, Inc.	37	3,588
Sally Beauty Holdings, Inc.*	95	1,239
Signet Jewelers Ltd.	59	622
Sonic Automotive, Inc., Class A	30	788
Tiffany & Co.	20	2,563
TJX Cos., Inc. (The)	179	9,444

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Tractor Supply Co.	22	2,684
Ulta Beauty, Inc.*	8	1,952
Urban Outfitters, Inc.*	33	559
Williams-Sonoma, Inc.	27	2,247
		134,461
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	494	157,062
Dell Technologies, Inc., Class C*	68	3,376
Hewlett Packard Enterprise Co.	878	8,526
HP, Inc.	495	7,494
NCR Corp.*	62	1,119
NetApp, Inc.	54	2,405
Seagate Technology plc	116	6,153
Western Digital Corp.	130	5,768
Xerox Holdings Corp.	84	1,334
		193,237
Textiles, Apparel & Luxury Goods - 0.5%
Capri Holdings Ltd.*	84	1,263
Carter’s, Inc.	12	1,031
Deckers Outdoor Corp.*	4	730
G-III Apparel Group Ltd.*	30	310
Hanesbrands, Inc.	154	1,519
Kontoor Brands, Inc.(b)	24	351
Lululemon Athletica, Inc.*	5	1,501
NIKE, Inc., Class B	112	11,041
PVH Corp.	34	1,546
Ralph Lauren Corp.	16	1,208
Skechers USA, Inc., Class A*	35	1,096
Tapestry, Inc.	129	1,754
Under Armour, Inc., Class A*	42	368
Under Armour, Inc., Class C*	42	330
VF Corp.	54	3,029
		27,077
Thrifts & Mortgage Finance - 0.1%
Essent Group Ltd.	16	529
MGIC Investment Corp.	112	919
New York Community Bancorp, Inc.	261	2,623
Radian Group, Inc.	48	762
Washington Federal, Inc.	24	621
		5,454
Tobacco - 1.1%
Altria Group, Inc.	671	26,203
Philip Morris International, Inc.	437	32,058
Universal Corp.	16	705
Vector Group Ltd.	59	674
		59,640
Trading Companies & Distributors - 0.5%
AerCap Holdings NV*	73	2,353
Air Lease Corp.	35	1,054
Applied Industrial Technologies, Inc.	13	754
Beacon Roofing Supply, Inc.*	38	936
Fastenal Co.	79	3,260
GATX Corp.	16	1,004
HD Supply Holdings, Inc.*	45	1,427
MRC Global, Inc.*	97	574
MSC Industrial Direct Co., Inc., Class A	17	1,179
Rush Enterprises, Inc., Class A	17	708
Triton International Ltd.	25	762
United Rentals, Inc.*	33	4,583
Univar Solutions, Inc.*	99	1,531
Watsco, Inc.	8	1,423
WESCO International, Inc.*	46	1,532
WW Grainger, Inc.	10	3,096
		26,176
Transportation Infrastructure - 0.0%(c)
Macquarie Infrastructure Corp.	45	1,278

Water Utilities - 0.1%
American Water Works Co., Inc.	27	3,429
Essential Utilities, Inc.	24	1,050
		4,479
Wireless Telecommunication Services - 0.2%
Telephone and Data Systems, Inc.	92	1,885
T-Mobile US, Inc.*	105	10,504
		12,389
TOTAL COMMON STOCKS (Cost $4,471,560)		5,296,944

	Number of Rights
RIGHTS - 0.1%

Media - 0.1%
Liberty Media Corp.-Liberty SiriusXM, expiring 6/5/2020* (Cost $—)	2	22

	Shares
SECURITIES LENDING REINVESTMENTS(d) - 0.1%

INVESTMENT COMPANIES - 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $7,747)	7,747	7,747

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 24.1%

REPURCHASE AGREEMENTS(e) - 24.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $1,296,908 (Cost $1,296,903)	1,296,903	1,296,903

Total Investments - 122.9% (Cost $5,776,210)		6,601,616
Liabilities in Excess of Other Assets - (22.9%)		(1,228,162)
Net Assets - 100.0%		5,373,454

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $402,659.
(b)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $19,049, collateralized in the form of cash with a value of $7,747 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $12,288 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 8.75%, and maturity dates ranging from August 15, 2020 – May 15, 2048; a total value of $20,035.

(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $7,747.
(e)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,514,933
Aggregate gross unrealized depreciation	(2,124,367)
Net unrealized depreciation	$(609,434)
Federal income tax cost	$5,820,918

See accompanying notes to the financial statements.

Swap Agreements(a)

RAFITM Long/Short had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date(b)	Counterparty	Rate Paid (Received)(c)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(d) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(e) ($)
(475,799)	12/7/2020	Goldman Sachs International	(0.29)%	Russell 1000 Total Return Index	(78,652)
341,135	12/7/2020	Goldman Sachs International	0.54%	FTSE RAFI US 1000 Total Return Index	33,736
(134,664)					(44,916)	—	—	(44,916)
(5,159,312)	3/8/2021	Societe Generale	0.08%	Russell 1000 Total Return Index	(1,603,803)
87,865	1/6/2021	Societe Generale	0.42%	FTSE RAFI US 1000 Total Return Index	258,587
(5,071,447)					(1,345,216)	402,659	76,913	(865,644)
(5,206,111)					(1,390,132)
				Total Unrealized Appreciation	292,323
				Total Unrealized Depreciation	(1,682,455)

(a)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(b)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(c)

Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(d)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(e)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)
COMMON STOCKS - 99.8%

Aerospace & Defense - 1.8%
Boeing Co. (The)	362	52,798
General Dynamics Corp.	158	23,199
Howmet Aerospace, Inc.	259	3,388
Huntington Ingalls Industries, Inc.	27	5,397
L3Harris Technologies, Inc.	152	30,316
Lockheed Martin Corp.	173	67,200
Northrop Grumman Corp.	106	35,531
Raytheon Technologies Corp.	1,000	64,520
Textron, Inc.	153	4,738
TransDigm Group, Inc.	31	13,170
		300,257
Air Freight & Logistics - 0.5%
CH Robinson Worldwide, Inc.	96	7,789
Expeditors International of Washington, Inc.	120	9,164
FedEx Corp.	161	21,020
United Parcel Service, Inc., Class B	479	47,761
		85,734
Airlines - 0.2%
Alaska Air Group, Inc.	80	2,735
American Airlines Group, Inc.(a)	264	2,772
Delta Air Lines, Inc.	391	9,857
Southwest Airlines Co.	361	11,588
United Airlines Holdings, Inc.*	149	4,178
		31,130
Auto Components - 0.1%
Aptiv plc	175	13,186
BorgWarner, Inc.	143	4,598
		17,784
Automobiles - 0.2%
Ford Motor Co.	2,658	15,177
General Motors Co.	858	22,205
Harley-Davidson, Inc.	102	2,177
		39,559
Banks - 3.9%
Bank of America Corp.	5,527	133,311
Citigroup, Inc.	1,492	71,482
Citizens Financial Group, Inc.	297	7,158
Comerica, Inc.	99	3,599
Fifth Third Bancorp	481	9,327
First Republic Bank	119	12,872
Huntington Bancshares, Inc.	704	6,258
JPMorgan Chase & Co.	2,143	208,535
KeyCorp	670	7,939
M&T Bank Corp.	94	9,932
People’s United Financial, Inc.	302	3,458
PNC Financial Services Group, Inc. (The)	301	34,326
Regions Financial Corp.	657	7,431
SVB Financial Group*	32	6,872
Truist Financial Corp.	913	33,580
US Bancorp	967	34,386
Wells Fargo & Co.	2,627	69,537
Zions Bancorp NA	118	3,883
		663,886
Beverages - 1.8%
Brown-Forman Corp., Class B	124	8,175
Coca-Cola Co. (The)	2,634	122,955
Constellation Brands, Inc., Class A	118	20,379
Molson Coors Beverage Co., Class B	126	4,783
Monster Beverage Corp.*	257	18,481
PepsiCo, Inc.	954	125,499
		300,272
Biotechnology - 2.6%
AbbVie, Inc.	1,201	111,297
Alexion Pharmaceuticals, Inc.*	152	18,225
Amgen, Inc.	406	93,258
Biogen, Inc.*	125	38,386
Gilead Sciences, Inc.	863	67,167
Incyte Corp.*	124	12,637
Regeneron Pharmaceuticals, Inc.*	69	42,284
Vertex Pharmaceuticals, Inc.*	177	50,969
		434,223
Building Products - 0.4%
Allegion plc	64	6,381
AO Smith Corp.	94	4,465
Carrier Global Corp.*	555	11,361
Fortune Brands Home & Security, Inc.	95	5,791
Johnson Controls International plc	526	16,521
Masco Corp.	195	9,097
Trane Technologies plc	161	14,524
		68,140
Capital Markets - 2.8%
Ameriprise Financial, Inc.	84	11,766
Bank of New York Mellon Corp. (The)	575	21,373
BlackRock, Inc.	104	54,979
Cboe Global Markets, Inc.	76	8,091
Charles Schwab Corp. (The)	780	28,010
CME Group, Inc.	247	45,102
E*TRADE Financial Corp.	152	6,922
Franklin Resources, Inc.	191	3,604
Goldman Sachs Group, Inc. (The)	222	43,621
Intercontinental Exchange, Inc.	380	36,955
Invesco Ltd.	252	2,008
MarketAxess Holdings, Inc.	26	13,223
Moody’s Corp.	108	28,880
Morgan Stanley	796	35,183
MSCI, Inc.	56	18,416
Nasdaq, Inc.	78	9,240
Northern Trust Corp.	148	11,694
Raymond James Financial, Inc.	82	5,681
S&P Global, Inc.	171	55,578
State Street Corp.	249	15,179
T. Rowe Price Group, Inc.	158	19,102
		474,607
Chemicals - 1.8%
Air Products and Chemicals, Inc.	152	36,731
Albemarle Corp.	74	5,662
Celanese Corp.	81	7,283
CF Industries Holdings, Inc.	148	4,347
Corteva, Inc.	508	13,873
Dow, Inc.	505	19,493
DuPont de Nemours, Inc.	505	25,619
Eastman Chemical Co.	95	6,468
Ecolab, Inc.	174	36,989
FMC Corp.	85	8,365
International Flavors & Fragrances, Inc.	74	9,856
Linde plc	363	73,449

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
LyondellBasell Industries NV, Class A	176	11,222
Mosaic Co. (The)	233	2,817
PPG Industries, Inc.	159	16,165
Sherwin-Williams Co. (The)	55	32,662
		311,001
Commercial Services & Supplies - 0.4%
Cintas Corp.	55	13,638
Copart, Inc.*	142	12,693
Republic Services, Inc.	147	12,563
Rollins, Inc.	96	4,013
Waste Management, Inc.	266	28,395
		71,302
Communications Equipment - 1.0%
Arista Networks, Inc.*	33	7,704
Cisco Systems, Inc.	2,894	138,391
F5 Networks, Inc.*	45	6,521
Juniper Networks, Inc.	226	5,483
Motorola Solutions, Inc.	121	16,375
		174,474
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	96	8,066
Quanta Services, Inc.	97	3,582
		11,648
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	45	8,644
Vulcan Materials Co.	94	10,182
		18,826
Consumer Finance - 0.5%
American Express Co.	457	43,447
Capital One Financial Corp.	322	21,909
Discover Financial Services	210	9,977
Synchrony Financial	401	8,168
		83,501
Containers & Packaging - 0.3%
Amcor plc	1,107	11,303
Avery Dennison Corp.	55	6,087
Ball Corp.	224	15,962
International Paper Co.	269	9,159
Packaging Corp. of America	68	6,896
Sealed Air Corp.	103	3,306
Westrock Co.	175	4,911
		57,624
Distributors - 0.1%
Genuine Parts Co.	100	8,341
LKQ Corp.*	206	5,657
		13,998
Diversified Consumer Services - 0.0%(b)
H&R Block, Inc.	130	2,210

Diversified Financial Services - 1.5%
Berkshire Hathaway, Inc., Class B*	1,338	248,306

Diversified Telecommunication Services - 1.9%
AT&T, Inc.	4,985	153,837
CenturyLink, Inc.	665	6,537
Verizon Communications, Inc.	2,820	161,812
		322,186
Electric Utilities - 2.1%
Alliant Energy Corp.	159	7,848
American Electric Power Co., Inc.	334	28,473
Duke Energy Corp.	501	42,901
Edison International	246	14,295
Entergy Corp.	134	13,644
Evergy, Inc.	153	9,439
Eversource Energy	222	18,581
Exelon Corp.	661	25,323
FirstEnergy Corp.	372	15,721
NextEra Energy, Inc.	333	85,101
NRG Energy, Inc.	172	6,201
Pinnacle West Capital Corp.	77	5,998
PPL Corp.	494	13,802
Southern Co. (The)	714	40,748
Xcel Energy, Inc.	356	23,151
		351,226
Electrical Equipment - 0.5%
AMETEK, Inc.	155	14,215
Eaton Corp. plc	281	23,857
Emerson Electric Co.	412	25,140
Rockwell Automation, Inc.	78	16,861
		80,073
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	203	19,602
CDW Corp.	100	11,091
Corning, Inc.	525	11,965
FLIR Systems, Inc.	93	4,296
IPG Photonics Corp.*	25	3,885
Keysight Technologies, Inc.*	128	13,841
TE Connectivity Ltd.	228	18,525
Zebra Technologies Corp., Class A*	33	8,623
		91,828
Entertainment - 2.1%
Activision Blizzard, Inc.	527	37,934
Electronic Arts, Inc.*	201	24,699
Live Nation Entertainment, Inc.*	96	4,719
Netflix, Inc.*	301	126,339
Take-Two Interactive Software, Inc.*	77	10,485
Walt Disney Co. (The)	1,231	144,396
		348,572
Equity Real Estate Investment Trusts (REITs) - 2.8%
Alexandria Real Estate Equities, Inc.	82	12,605
American Tower Corp.	303	78,226
Apartment Investment and Management Co., Class A	100	3,687
AvalonBay Communities, Inc.	98	15,289
Boston Properties, Inc.	100	8,598
Crown Castle International Corp.	282	48,549
Digital Realty Trust, Inc.	180	25,841
Duke Realty Corp.	251	8,654
Equinix, Inc.	60	41,858
Equity Residential	234	14,171
Essex Property Trust, Inc.	47	11,410
Extra Space Storage, Inc.	85	8,224
Federal Realty Investment Trust	49	3,916
Healthpeak Properties, Inc.	334	8,230
Host Hotels & Resorts, Inc.	485	5,791
Iron Mountain, Inc.	197	5,075
Kimco Realty Corp.	283	3,144
Mid-America Apartment Communities, Inc.	78	9,076
Prologis, Inc.	505	46,207
Public Storage	103	20,882
Realty Income Corp.	223	12,334

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Regency Centers Corp.	116	4,964
SBA Communications Corp.	77	24,188
Simon Property Group, Inc.	207	11,944
SL Green Realty Corp.	53	2,232
UDR, Inc.	200	7,396
Ventas, Inc.	252	8,807
Vornado Realty Trust	104	3,766
Welltower, Inc.	277	14,036
Weyerhaeuser Co.	506	10,216
		479,316
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	303	93,466
Kroger Co. (The)	549	17,908
Sysco Corp.	350	19,306
Walgreens Boots Alliance, Inc.	509	21,857
Walmart, Inc.	968	120,090
		272,627
Food Products - 1.2%
Archer-Daniels-Midland Co.	379	14,898
Campbell Soup Co.	117	5,965
Conagra Brands, Inc.	330	11,481
General Mills, Inc.	410	25,846
Hershey Co. (The)	102	13,839
Hormel Foods Corp.	185	9,034
JM Smucker Co. (The)	78	8,887
Kellogg Co.	171	11,168
Kraft Heinz Co. (The)	426	12,980
Lamb Weston Holdings, Inc.	101	6,066
McCormick & Co., Inc. (Non-Voting)	82	14,363
Mondelez International, Inc., Class A	984	51,286
Tyson Foods, Inc., Class A	202	12,411
		198,224
Gas Utilities - 0.0%(b)
Atmos Energy Corp.	80	8,222

Health Care Equipment & Supplies - 4.0%
Abbott Laboratories	1,207	114,568
ABIOMED, Inc.*	29	6,493
Align Technology, Inc.*	50	12,281
Baxter International, Inc.	350	31,504
Becton Dickinson and Co.	201	49,633
Boston Scientific Corp.*	950	36,091
Cooper Cos., Inc. (The)	31	9,826
Danaher Corp.	429	71,476
DENTSPLY SIRONA, Inc.	151	7,025
DexCom, Inc.*	62	23,455
Edwards Lifesciences Corp.*	146	32,809
Hologic, Inc.*	180	9,540
IDEXX Laboratories, Inc.*	56	17,297
Intuitive Surgical, Inc.*	78	45,242
Medtronic plc	915	90,201
ResMed, Inc.	100	16,082
STERIS plc	56	9,290
Stryker Corp.	223	43,648
Teleflex, Inc.	30	10,886
Varian Medical Systems, Inc.*	59	7,162
West Pharmaceutical Services, Inc.	50	10,802
Zimmer Biomet Holdings, Inc.	145	18,319
		673,630
Health Care Providers & Services - 3.1%
AmerisourceBergen Corp.	103	9,820
Anthem, Inc.	175	51,469
Cardinal Health, Inc.	199	10,883
Centene Corp.*	399	26,434
Cigna Corp.	254	50,119
CVS Health Corp.	888	58,226
DaVita, Inc.*	58	4,696
HCA Healthcare, Inc.	180	19,242
Henry Schein, Inc.*	99	6,011
Humana, Inc.	94	38,601
Laboratory Corp. of America Holdings*	70	12,273
McKesson Corp.	110	17,454
Quest Diagnostics, Inc.	95	11,237
UnitedHealth Group, Inc.	647	197,238
Universal Health Services, Inc., Class B	54	5,694
		519,397
Health Care Technology - 0.1%
Cerner Corp.	210	15,309

Hotels, Restaurants & Leisure - 1.7%
Carnival Corp.(a)	273	4,297
Chipotle Mexican Grill, Inc.*	20	20,078
Darden Restaurants, Inc.	82	6,303
Domino’s Pizza, Inc.	26	10,032
Hilton Worldwide Holdings, Inc.	196	15,545
Las Vegas Sands Corp.	229	10,978
Marriott International, Inc., Class A	184	16,284
McDonald’s Corp.	512	95,396
MGM Resorts International	351	6,030
Norwegian Cruise Line Holdings Ltd.*	146	2,286
Royal Caribbean Cruises Ltd.	120	6,224
Starbucks Corp.	808	63,016
Wynn Resorts Ltd.	69	5,746
Yum! Brands, Inc.	205	18,395
		280,610
Household Durables - 0.4%
DR Horton, Inc.	228	12,608
Garmin Ltd.	100	9,017
Leggett & Platt, Inc.	92	2,814
Lennar Corp., Class A	194	11,729
Mohawk Industries, Inc.*	44	4,101
Newell Brands, Inc.	256	3,367
NVR, Inc.*	2	6,443
PulteGroup, Inc.	174	5,911
Whirlpool Corp.	46	5,604
		61,594
Household Products - 1.8%
Church & Dwight Co., Inc.	169	12,687
Clorox Co. (The)	83	17,119
Colgate-Palmolive Co.	585	42,313
Kimberly-Clark Corp.	232	32,814
Procter & Gamble Co. (The)	1,702	197,296
		302,229
Independent Power and Renewable Electricity Producers - 0.0%(b)
AES Corp. (The)	452	5,646

Industrial Conglomerates - 1.2%
3M Co.	392	61,325
General Electric Co.	5,961	39,164
Honeywell International, Inc.	486	70,883

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Roper Technologies, Inc.	73	28,747
		200,119
Insurance - 2.0%
Aflac, Inc.	502	18,308
Allstate Corp. (The)	223	21,812
American International Group, Inc.	590	17,735
Aon plc, Class A	158	31,118
Arthur J Gallagher & Co.	128	12,068
Assurant, Inc.	44	4,514
Chubb Ltd.	308	37,558
Cincinnati Financial Corp.	103	6,072
Everest Re Group Ltd.	27	5,357
Globe Life, Inc.	71	5,468
Hartford Financial Services Group, Inc. (The)	247	9,458
Lincoln National Corp.	131	4,969
Loews Corp.	174	5,784
Marsh & McLennan Cos., Inc.	348	36,860
MetLife, Inc.	532	19,157
Principal Financial Group, Inc.	175	6,758
Progressive Corp. (The)	401	31,150
Prudential Financial, Inc.	276	16,825
Travelers Cos., Inc. (The)	177	18,935
Unum Group	143	2,166
Willis Towers Watson plc	84	17,044
WR Berkley Corp.	98	5,679
		334,795
Interactive Media & Services - 5.8%
Alphabet, Inc., Class A*	205	293,871
Alphabet, Inc., Class C*	204	291,500
Facebook, Inc., Class A*	1,645	370,273
Twitter, Inc.*	529	16,383
		972,027
Internet & Direct Marketing Retail - 4.6%
Amazon.com, Inc.*	283	691,191
Booking Holdings, Inc.*	28	45,904
eBay, Inc.	523	23,817
Expedia Group, Inc.	98	7,789
		768,701
IT Services - 6.0%
Accenture plc, Class A	433	87,301
Akamai Technologies, Inc.*	108	11,426
Alliance Data Systems Corp.	26	1,205
Automatic Data Processing, Inc.	298	43,654
Broadridge Financial Solutions, Inc.	78	9,446
Cognizant Technology Solutions Corp., Class A	375	19,875
DXC Technology Co.	174	2,472
Fidelity National Information Services, Inc.	424	58,864
Fiserv, Inc.*	387	41,320
FleetCor Technologies, Inc.*	57	13,896
Gartner, Inc.*	58	7,059
Global Payments, Inc.	205	36,795
International Business Machines Corp.	606	75,689
Jack Henry & Associates, Inc.	52	9,405
Leidos Holdings, Inc.	95	10,003
Mastercard, Inc., Class A	607	182,640
Paychex, Inc.	221	15,974
PayPal Holdings, Inc.*	805	124,783
VeriSign, Inc.*	73	15,988
Visa, Inc., Class A	1,168	228,040
Western Union Co. (The)	282	5,646
		1,001,481
Leisure Products - 0.0%(b)
Hasbro, Inc.	84	6,175

Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	208	18,333
Illumina, Inc.*	101	36,668
IQVIA Holdings, Inc.*	125	18,690
Mettler-Toledo International, Inc.*	19	15,105
PerkinElmer, Inc.	76	7,636
Thermo Fisher Scientific, Inc.	275	96,027
Waters Corp.*	46	9,193
		201,652
Machinery - 1.5%
Caterpillar, Inc.	379	45,529
Cummins, Inc.	104	17,638
Deere & Co.	212	32,249
Dover Corp.	100	9,725
Flowserve Corp.	91	2,375
Fortive Corp.	201	12,257
IDEX Corp.	52	8,287
Illinois Tool Works, Inc.	201	34,665
Ingersoll Rand, Inc.*	224	6,317
Otis Worldwide Corp.	277	14,584
PACCAR, Inc.	233	17,209
Parker-Hannifin Corp.	84	15,118
Pentair plc	117	4,579
Snap-on, Inc.	34	4,410
Stanley Black & Decker, Inc.	103	12,921
Westinghouse Air Brake Technologies Corp.	125	7,634
Xylem, Inc.	125	8,293
		253,790
Media - 1.4%
Charter Communications, Inc., Class A*	106	57,664
Comcast Corp., Class A	3,097	122,641
Discovery, Inc., Class A*	104	2,262
Discovery, Inc., Class C*	227	4,447
DISH Network Corp., Class A*	175	5,539
Fox Corp., Class A	244	7,117
Fox Corp., Class B	106	3,051
Interpublic Group of Cos., Inc. (The)	259	4,431
News Corp., Class A	260	3,185
News Corp., Class B	79	968
Omnicom Group, Inc.	149	8,164
ViacomCBS, Inc.	371	7,695
		227,164
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	989	8,970
Newmont Corp.	557	32,568
Nucor Corp.	204	8,621
		50,159
Multiline Retail - 0.6%
Dollar General Corp.	176	33,706
Dollar Tree, Inc.*	159	15,561
Kohl’s Corp.	104	1,999
Nordstrom, Inc.	72	1,162
Target Corp.	349	42,693
		95,121

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Multi-Utilities - 1.1%
Ameren Corp.	170	12,704
CenterPoint Energy, Inc.	343	6,098
CMS Energy Corp.	195	11,423
Consolidated Edison, Inc.	227	17,039
Dominion Energy, Inc.	561	47,690
DTE Energy Co.	130	13,984
NiSource, Inc.	253	6,029
Public Service Enterprise Group, Inc.	348	17,762
Sempra Energy	196	24,757
WEC Energy Group, Inc.	216	19,814
		177,300
Personal Products - 0.2%
Coty, Inc., Class A	200	726
Estee Lauder Cos., Inc. (The), Class A	153	30,213
		30,939
Pharmaceuticals - 4.7%
Bristol-Myers Squibb Co.	1,599	95,492
Eli Lilly and Co.	579	88,558
Johnson & Johnson	1,799	267,601
Merck & Co., Inc.	1,738	140,291
Mylan NV*	352	6,009
Perrigo Co. plc	94	5,148
Pfizer, Inc.	3,778	144,282
Zoetis, Inc.	327	45,581
		792,962
Professional Services - 0.3%
Equifax, Inc.	81	12,439
IHS Markit Ltd.	274	19,032
Nielsen Holdings plc	244	3,389
Robert Half International, Inc.	77	3,907
Verisk Analytics, Inc.	109	18,822
		57,589
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	227	9,983

Road & Rail - 1.1%
CSX Corp.	531	38,009
JB Hunt Transport Services, Inc.	56	6,702
Kansas City Southern	71	10,687
Norfolk Southern Corp.	179	31,914
Old Dominion Freight Line, Inc.	69	11,805
Union Pacific Corp.	476	80,853
		179,970
Semiconductors & Semiconductor Equipment - 4.8%
Advanced Micro Devices, Inc.*	799	42,986
Analog Devices, Inc.	252	28,464
Applied Materials, Inc.	631	35,450
Broadcom, Inc.	273	79,517
Intel Corp.	2,969	186,839
KLA Corp.	106	18,652
Lam Research Corp.	100	27,367
Maxim Integrated Products, Inc.	181	10,440
Microchip Technology, Inc.	160	15,363
Micron Technology, Inc.*	756	36,220
NVIDIA Corp.	415	147,333
Qorvo, Inc.*	79	8,275
QUALCOMM, Inc.	782	63,248
Skyworks Solutions, Inc.	120	14,225
Texas Instruments, Inc.	637	75,637
Xilinx, Inc.	174	15,999
		806,015
Software - 8.9%
Adobe, Inc.*	330	127,578
ANSYS, Inc.*	56	15,848
Autodesk, Inc.*	151	31,767
Cadence Design Systems, Inc.*	194	17,710
Citrix Systems, Inc.	82	12,146
Fortinet, Inc.*	99	13,781
Intuit, Inc.	178	51,677
Microsoft Corp.	5,211	954,916
NortonLifeLock, Inc.	386	8,793
Oracle Corp.	1,476	79,364
Paycom Software, Inc.*	32	9,511
salesforce.com, Inc.*	607	106,098
ServiceNow, Inc.*	129	50,043
Synopsys, Inc.*	103	18,634
		1,497,866
Specialty Retail - 2.5%
Advance Auto Parts, Inc.	49	6,827
AutoZone, Inc.*	19	21,809
Best Buy Co., Inc.	154	12,026
CarMax, Inc.*	109	9,597
Gap, Inc. (The)	146	1,299
Home Depot, Inc. (The)	742	184,372
L Brands, Inc.	155	2,509
Lowe’s Cos., Inc.	526	68,564
O’Reilly Automotive, Inc.*	52	21,697
Ross Stores, Inc.	249	24,143
Tiffany & Co.	75	9,610
TJX Cos., Inc. (The)	831	43,844
Tractor Supply Co.	80	9,762
Ulta Beauty, Inc.*	43	10,492
		426,551
Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	2,853	907,083
Hewlett Packard Enterprise Co.	883	8,574
HP, Inc.	1,011	15,306
NetApp, Inc.	153	6,815
Seagate Technology plc	155	8,221
Western Digital Corp.	202	8,963
Xerox Holdings Corp.	125	1,985
		956,947
Textiles, Apparel & Luxury Goods - 0.6%
Hanesbrands, Inc.	247	2,435
NIKE, Inc., Class B	852	83,990
PVH Corp.	50	2,274
Ralph Lauren Corp.	31	2,341
Tapestry, Inc.	184	2,502
Under Armour, Inc., Class A*	126	1,102
Under Armour, Inc., Class C*	129	1,014
VF Corp.	225	12,623
		108,281
Tobacco - 0.8%
Altria Group, Inc.	1,272	49,671
Philip Morris International, Inc.	1,063	77,982
		127,653
Trading Companies & Distributors - 0.2%
Fastenal Co.	386	15,926
United Rentals, Inc.*	51	7,084
WW Grainger, Inc.	29	8,979
		31,989

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Water Utilities - 0.1%
American Water Works Co., Inc.	125	15,875

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	260	26,010

TOTAL COMMON STOCKS (Cost $16,153,087)		16,776,285

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $4,251)	4,251	4,251

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 0.1%

REPURCHASE AGREEMENTS(d) - 0.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $25,116 (Cost $25,115)	25,115	25,115

Total Investments - 99.9% (Cost $16,182,453)		16,805,651
Other Assets Less Liabilities - 0.1%		8,671
Net Assets - 100.0%		16,814,322

*	Non-income producing security.
(a)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $6,345, collateralized in the form of cash with a value of $4,251 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $2,403 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 8.75%, and maturity dates ranging from August 15, 2020 – May 15, 2048; a total value of $6,654.

(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $4,251.
(d)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,794,332
Aggregate gross unrealized depreciation	(1,175,627)
Net unrealized appreciation	$618,705
Federal income tax cost	$16,186,946

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)
COMMON STOCKS - 99.7%

Aerospace & Defense - 2.0%
Boeing Co. (The)	103	15,023
General Dynamics Corp.	45	6,607
Howmet Aerospace, Inc.	73	955
Huntington Ingalls Industries, Inc.	7	1,399
L3Harris Technologies, Inc.	43	8,576
Lockheed Martin Corp.	47	18,257
Northrop Grumman Corp.	31	10,391
Raytheon Technologies Corp.	281	18,130
Textron, Inc.	44	1,363
TransDigm Group, Inc.	9	3,823
		84,524
Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	26	2,109
Expeditors International of Washington, Inc.	33	2,520
FedEx Corp.	46	6,006
United Parcel Service, Inc., Class B	135	13,461
		24,096
Airlines - 0.2%
Alaska Air Group, Inc.	24	821
American Airlines Group, Inc.(a)	76	798
Delta Air Lines, Inc.	111	2,798
Southwest Airlines Co.	102	3,274
United Airlines Holdings, Inc.*	47	1,318
		9,009
Auto Components - 0.1%
Aptiv plc	50	3,767
BorgWarner, Inc.	39	1,254
		5,021
Automobiles - 0.3%
Ford Motor Co.	747	4,265
General Motors Co.	241	6,237
Harley-Davidson, Inc.	31	662
		11,164
Beverages - 2.0%
Brown-Forman Corp., Class B	34	2,242
Coca-Cola Co. (The)	740	34,543
Constellation Brands, Inc., Class A	32	5,526
Molson Coors Beverage Co., Class B	37	1,405
Monster Beverage Corp.*	73	5,249
PepsiCo, Inc.	267	35,124
		84,089
Biotechnology - 2.9%
AbbVie, Inc.	338	31,322
Alexion Pharmaceuticals, Inc.*	43	5,156
Amgen, Inc.	115	26,416
Biogen, Inc.*	34	10,441
Gilead Sciences, Inc.	242	18,835
Incyte Corp.*	34	3,465
Regeneron Pharmaceuticals, Inc.*	19	11,643
Vertex Pharmaceuticals, Inc.*	50	14,398
		121,676
Building Products - 0.5%
Allegion plc	18	1,795
AO Smith Corp.	26	1,235
Carrier Global Corp.*	156	3,193
Fortune Brands Home & Security, Inc.	26	1,585
Johnson Controls International plc	149	4,680
Masco Corp.	54	2,519
Trane Technologies plc	46	4,150
		19,157
Chemicals - 2.1%
Air Products and Chemicals, Inc.	43	10,391
Albemarle Corp.	20	1,530
Celanese Corp.	24	2,158
CF Industries Holdings, Inc.	41	1,204
Corteva, Inc.	143	3,905
Dow, Inc.	143	5,520
DuPont de Nemours, Inc.	142	7,204
Eastman Chemical Co.	26	1,770
Ecolab, Inc.	47	9,991
FMC Corp.	25	2,460
International Flavors & Fragrances, Inc.	20	2,664
Linde plc	103	20,841
LyondellBasell Industries NV, Class A	50	3,188
Mosaic Co. (The)	66	798
PPG Industries, Inc.	45	4,575
Sherwin-Williams Co. (The)	15	8,908
		87,107
Commercial Services & Supplies - 0.5%
Cintas Corp.	15	3,720
Copart, Inc.*	39	3,486
Republic Services, Inc.	40	3,418
Rollins, Inc.	27	1,129
Waste Management, Inc.	76	8,113
		19,866
Communications Equipment - 1.2%
Arista Networks, Inc.*	11	2,568
Cisco Systems, Inc.	816	39,021
F5 Networks, Inc.*	12	1,739
Juniper Networks, Inc.	64	1,553
Motorola Solutions, Inc.	33	4,466
		49,347
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	26	2,185
Quanta Services, Inc.	27	997
		3,182
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	12	2,305
Vulcan Materials Co.	26	2,816
		5,121
Containers & Packaging - 0.4%
Amcor plc	311	3,175
Avery Dennison Corp.	15	1,660
Ball Corp.	63	4,489
International Paper Co.	76	2,588
Packaging Corp. of America	19	1,927
Sealed Air Corp.	31	995
Westrock Co.	50	1,403
		16,237
Distributors - 0.1%
Genuine Parts Co.	27	2,252
LKQ Corp.*	59	1,620
		3,872
Diversified Consumer Services - 0.0%(b)
H&R Block, Inc.	38	646

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	1,403	43,296
CenturyLink, Inc.	188	1,848
Verizon Communications, Inc.	794	45,560
		90,704
Electric Utilities - 2.3%
Alliant Energy Corp.	46	2,271
American Electric Power Co., Inc.	96	8,184
Duke Energy Corp.	141	12,074
Edison International	70	4,068
Entergy Corp.	38	3,869
Evergy, Inc.	44	2,714
Eversource Energy	63	5,273
Exelon Corp.	187	7,164
FirstEnergy Corp.	104	4,395
NextEra Energy, Inc.	93	23,767
NRG Energy, Inc.	47	1,694
Pinnacle West Capital Corp.	21	1,636
PPL Corp.	148	4,135
Southern Co. (The)	201	11,471
Xcel Energy, Inc.	102	6,633
		99,348
Electrical Equipment - 0.5%
AMETEK, Inc.	44	4,035
Eaton Corp. plc	79	6,707
Emerson Electric Co.	117	7,139
Rockwell Automation, Inc.	21	4,540
		22,421
Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp., Class A	57	5,504
CDW Corp.	27	2,995
Corning, Inc.	148	3,373
FLIR Systems, Inc.	26	1,201
IPG Photonics Corp.*	7	1,088
Keysight Technologies, Inc.*	37	4,001
TE Connectivity Ltd.	64	5,200
Zebra Technologies Corp., Class A*	11	2,874
		26,236
Energy Equipment & Services - 0.2%
Baker Hughes Co.	124	2,047
Halliburton Co.	169	1,986
National Oilwell Varco, Inc.	73	910
Schlumberger Ltd.	266	4,913
TechnipFMC plc	80	592
		10,448
Entertainment - 2.3%
Activision Blizzard, Inc.	148	10,653
Electronic Arts, Inc.*	57	7,004
Live Nation Entertainment, Inc.*	27	1,327
Netflix, Inc.*	84	35,257
Take-Two Interactive Software, Inc.*	21	2,860
Walt Disney Co. (The)	346	40,586
		97,687
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	85	26,220
Kroger Co. (The)	155	5,056
Sysco Corp.	98	5,406
Walgreens Boots Alliance, Inc.	144	6,183
Walmart, Inc.	273	33,869
		76,734
Food Products - 1.3%
Archer-Daniels-Midland Co.	106	4,167
Campbell Soup Co.	32	1,631
Conagra Brands, Inc.	93	3,235
General Mills, Inc.	116	7,313
Hershey Co. (The)	28	3,799
Hormel Foods Corp.	53	2,588
JM Smucker Co. (The)	21	2,392
Kellogg Co.	47	3,070
Kraft Heinz Co. (The)	119	3,626
Lamb Weston Holdings, Inc.	27	1,622
McCormick & Co., Inc. (Non-Voting)	24	4,204
Mondelez International, Inc., Class A	277	14,437
Tyson Foods, Inc., Class A	57	3,502
		55,586
Gas Utilities - 0.1%
Atmos Energy Corp.	24	2,467

Health Care Equipment & Supplies - 4.5%
Abbott Laboratories	339	32,178
ABIOMED, Inc.*	8	1,791
Align Technology, Inc.*	14	3,439
Baxter International, Inc.	98	8,821
Becton Dickinson and Co.	57	14,075
Boston Scientific Corp.*	267	10,143
Cooper Cos., Inc. (The)	9	2,853
Danaher Corp.	122	20,326
DENTSPLY SIRONA, Inc.	44	2,047
DexCom, Inc.*	18	6,810
Edwards Lifesciences Corp.*	40	8,989
Hologic, Inc.*	52	2,756
IDEXX Laboratories, Inc.*	17	5,251
Intuitive Surgical, Inc.*	21	12,181
Medtronic plc	258	25,434
ResMed, Inc.	27	4,342
STERIS plc	17	2,820
Stryker Corp.	63	12,331
Teleflex, Inc.	8	2,903
Varian Medical Systems, Inc.*	18	2,185
West Pharmaceutical Services, Inc.	14	3,024
Zimmer Biomet Holdings, Inc.	39	4,927
		189,626
Health Care Providers & Services - 3.5%
AmerisourceBergen Corp.	28	2,670
Anthem, Inc.	50	14,705
Cardinal Health, Inc.	57	3,117
Centene Corp.*	112	7,420
Cigna Corp.	72	14,207
CVS Health Corp.	251	16,458
DaVita, Inc.*	18	1,457
HCA Healthcare, Inc.	51	5,452
Henry Schein, Inc.*	28	1,700
Humana, Inc.	26	10,677
Laboratory Corp. of America Holdings*	19	3,331
McKesson Corp.	31	4,919
Quest Diagnostics, Inc.	26	3,075
UnitedHealth Group, Inc.	182	55,483
Universal Health Services, Inc., Class B	15	1,582
		146,253

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Health Care Technology - 0.1%
Cerner Corp.	60	4,374

Hotels, Restaurants & Leisure - 1.9%
Carnival Corp.(a)	90	1,417
Chipotle Mexican Grill, Inc.*	5	5,019
Darden Restaurants, Inc.	25	1,921
Domino’s Pizza, Inc.	7	2,701
Hilton Worldwide Holdings, Inc.	54	4,283
Las Vegas Sands Corp.	65	3,116
Marriott International, Inc., Class A	52	4,602
McDonald’s Corp.	144	26,830
MGM Resorts International	98	1,684
Norwegian Cruise Line Holdings Ltd.*	47	736
Royal Caribbean Cruises Ltd.	33	1,712
Starbucks Corp.	227	17,704
Wynn Resorts Ltd.	19	1,582
Yum! Brands, Inc.	58	5,204
		78,511
Household Durables - 0.4%
DR Horton, Inc.	65	3,595
Garmin Ltd.	27	2,435
Leggett & Platt, Inc.	25	765
Lennar Corp., Class A	53	3,204
Mohawk Industries, Inc.*	12	1,118
Newell Brands, Inc.	73	960
PulteGroup, Inc.	50	1,698
Whirlpool Corp.	12	1,462
		15,237
Household Products - 2.0%
Church & Dwight Co., Inc.	47	3,528
Clorox Co. (The)	25	5,156
Colgate-Palmolive Co.	164	11,862
Kimberly-Clark Corp.	66	9,335
Procter & Gamble Co. (The)	479	55,526
		85,407
Independent Power and Renewable Electricity Producers - 0.0%(b)
AES Corp. (The)	128	1,599

Industrial Conglomerates - 1.3%
3M Co.	110	17,208
General Electric Co.	1,679	11,031
Honeywell International, Inc.	137	19,982
Roper Technologies, Inc.	20	7,876
		56,097
Interactive Media & Services - 6.5%
Alphabet, Inc., Class A*	58	83,144
Alphabet, Inc., Class C*	58	82,877
Facebook, Inc., Class A*	462	103,992
Twitter, Inc.*	149	4,615
		274,628
Internet & Direct Marketing Retail - 5.1%
Amazon.com, Inc.*	79	192,947
Booking Holdings, Inc.*	8	13,116
eBay, Inc.	148	6,740
Expedia Group, Inc.	27	2,146
		214,949
IT Services - 6.7%
Accenture plc, Class A	122	24,598
Akamai Technologies, Inc.*	31	3,280
Alliance Data Systems Corp.	7	324
Automatic Data Processing, Inc.	84	12,305
Broadridge Financial Solutions, Inc.	21	2,543
Cognizant Technology Solutions Corp., Class A	105	5,565
DXC Technology Co.	50	710
Fidelity National Information Services, Inc.	118	16,382
Fiserv, Inc.*	110	11,745
FleetCor Technologies, Inc.*	18	4,388
Gartner, Inc.*	18	2,191
Global Payments, Inc.	58	10,410
International Business Machines Corp.	170	21,233
Jack Henry & Associates, Inc.	14	2,532
Leidos Holdings, Inc.	26	2,738
Mastercard, Inc., Class A	170	51,151
Paychex, Inc.	60	4,337
PayPal Holdings, Inc.*	226	35,032
VeriSign, Inc.*	20	4,380
Visa, Inc., Class A	330	64,429
Western Union Co. (The)	80	1,602
		281,875
Leisure Products - 0.0%(b)
Hasbro, Inc.	25	1,838

Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	59	5,200
Illumina, Inc.*	28	10,165
IQVIA Holdings, Inc.*	34	5,084
Mettler-Toledo International, Inc.*	5	3,975
PerkinElmer, Inc.	21	2,110
Thermo Fisher Scientific, Inc.	77	26,888
Waters Corp.*	13	2,598
		56,020
Machinery - 1.7%
Caterpillar, Inc.	105	12,614
Cummins, Inc.	30	5,088
Deere & Co.	60	9,127
Dover Corp.	27	2,626
Flowserve Corp.	25	652
Fortive Corp.	57	3,476
IDEX Corp.	14	2,231
Illinois Tool Works, Inc.	57	9,830
Ingersoll Rand, Inc.*	66	1,861
Otis Worldwide Corp.	78	4,107
PACCAR, Inc.	66	4,875
Parker-Hannifin Corp.	25	4,499
Pentair plc	32	1,252
Snap-on, Inc.	11	1,427
Stanley Black & Decker, Inc.	28	3,513
Westinghouse Air Brake Technologies Corp.	34	2,076
Xylem, Inc.	34	2,256
		71,510
Media - 1.5%
Charter Communications, Inc., Class A*	31	16,864
Comcast Corp., Class A	871	34,492
Discovery, Inc., Class A*	31	674
Discovery, Inc., Class C*	65	1,273
DISH Network Corp., Class A*	50	1,583
Fox Corp., Class A	67	1,955
Fox Corp., Class B	32	921

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Interpublic Group of Cos., Inc. (The)	74	1,266
News Corp., Class A	76	931
News Corp., Class B	24	294
Omnicom Group, Inc.	41	2,246
ViacomCBS, Inc.	104	2,157
		64,656
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	279	2,530
Newmont Corp.	157	9,180
Nucor Corp.	58	2,451
		14,161
Multiline Retail - 0.6%
Dollar General Corp.	50	9,575
Dollar Tree, Inc.*	45	4,404
Kohl’s Corp.	31	596
Nordstrom, Inc.	20	323
Target Corp.	97	11,866
		26,764
Multi-Utilities - 1.2%
Ameren Corp.	47	3,512
CenterPoint Energy, Inc.	97	1,725
CMS Energy Corp.	54	3,163
Consolidated Edison, Inc.	64	4,804
Dominion Energy, Inc.	157	13,346
DTE Energy Co.	38	4,088
NiSource, Inc.	72	1,716
Public Service Enterprise Group, Inc.	97	4,951
Sempra Energy	53	6,694
WEC Energy Group, Inc.	60	5,504
		49,503
Oil, Gas & Consumable Fuels - 3.1%
Apache Corp.	72	777
Cabot Oil & Gas Corp.	78	1,548
Chevron Corp.	363	33,287
Concho Resources, Inc.	39	2,126
ConocoPhillips	210	8,858
Devon Energy Corp.	73	789
Diamondback Energy, Inc.	31	1,320
EOG Resources, Inc.	111	5,658
Exxon Mobil Corp.	812	36,922
Hess Corp.	50	2,373
HollyFrontier Corp.	28	881
Kinder Morgan, Inc.	375	5,925
Marathon Oil Corp.	154	822
Marathon Petroleum Corp.	124	4,357
Noble Energy, Inc.	92	803
Occidental Petroleum Corp.	171	2,214
ONEOK, Inc.	79	2,899
Phillips 66	85	6,652
Pioneer Natural Resources Co.	32	2,931
Valero Energy Corp.	79	5,265
Williams Cos., Inc. (The)	233	4,760
		131,167
Personal Products - 0.2%
Coty, Inc., Class A	57	207
Estee Lauder Cos., Inc. (The), Class A	44	8,689
		8,896
Pharmaceuticals - 5.3%
Bristol-Myers Squibb Co.	450	26,874
Eli Lilly and Co.	162	24,778
Johnson & Johnson	506	75,268
Merck & Co., Inc.	488	39,391
Mylan NV*	99	1,690
Perrigo Co. plc	26	1,424
Pfizer, Inc.	1,064	40,634
Zoetis, Inc.	91	12,684
		222,743
Professional Services - 0.4%
Equifax, Inc.	24	3,686
IHS Markit Ltd.	77	5,348
Nielsen Holdings plc	69	958
Robert Half International, Inc.	22	1,116
Verisk Analytics, Inc.	32	5,526
		16,634
Road & Rail - 1.2%
CSX Corp.	149	10,666
JB Hunt Transport Services, Inc.	17	2,034
Kansas City Southern	19	2,860
Norfolk Southern Corp.	51	9,093
Old Dominion Freight Line, Inc.	19	3,251
Union Pacific Corp.	134	22,761
		50,665
Semiconductors & Semiconductor Equipment - 5.4%
Advanced Micro Devices, Inc.*	225	12,105
Analog Devices, Inc.	71	8,019
Applied Materials, Inc.	177	9,944
Broadcom, Inc.	77	22,428
Intel Corp.	836	52,609
KLA Corp.	31	5,455
Lam Research Corp.	27	7,389
Maxim Integrated Products, Inc.	52	2,999
Microchip Technology, Inc.	46	4,417
Micron Technology, Inc.*	213	10,205
NVIDIA Corp.	117	41,537
Qorvo, Inc.*	21	2,200
QUALCOMM, Inc.	220	17,794
Skyworks Solutions, Inc.	33	3,912
Texas Instruments, Inc.	180	21,373
Xilinx, Inc.	47	4,322
		226,708
Software - 10.0%
Adobe, Inc.*	92	35,567
ANSYS, Inc.*	17	4,811
Autodesk, Inc.*	43	9,046
Cadence Design Systems, Inc.*	53	4,838
Citrix Systems, Inc.	21	3,111
Fortinet, Inc.*	27	3,758
Intuit, Inc.	51	14,806
Microsoft Corp.	1,466	268,645
NortonLifeLock, Inc.	110	2,506
Oracle Corp.	416	22,368
Paycom Software, Inc.*	9	2,675
salesforce.com, Inc.*	170	29,714
ServiceNow, Inc.*	37	14,354
Synopsys, Inc.*	28	5,066
		421,265
Specialty Retail - 2.8%
Advance Auto Parts, Inc.	13	1,811
AutoZone, Inc.*	5	5,739
Best Buy Co., Inc.	44	3,436
CarMax, Inc.*	32	2,818
Gap, Inc. (The)	40	356
Home Depot, Inc. (The)	209	51,932

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
L Brands, Inc.	45	729
Lowe’s Cos., Inc.	148	19,292
O’Reilly Automotive, Inc.*	14	5,841
Ross Stores, Inc.	70	6,787
Tiffany & Co.	20	2,563
TJX Cos., Inc. (The)	233	12,293
Tractor Supply Co.	24	2,929
Ulta Beauty, Inc.*	12	2,928
		119,454
Technology Hardware, Storage & Peripherals - 6.4%
Apple, Inc.	803	255,306
Hewlett Packard Enterprise Co.	248	2,408
HP, Inc.	285	4,315
NetApp, Inc.	44	1,960
Seagate Technology plc	45	2,387
Western Digital Corp.	58	2,573
Xerox Holdings Corp.	37	587
		269,536
Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc.	70	690
NIKE, Inc., Class B	240	23,659
PVH Corp.	14	636
Ralph Lauren Corp.	9	680
Tapestry, Inc.	53	721
Under Armour, Inc., Class A*	37	324
Under Armour, Inc., Class C*	38	299
VF Corp.	64	3,590
		30,599
Tobacco - 0.8%
Altria Group, Inc.	358	13,980
Philip Morris International, Inc.	299	21,935
		35,915
Trading Companies & Distributors - 0.2%
Fastenal Co.	110	4,539
United Rentals, Inc.*	14	1,944
WW Grainger, Inc.	8	2,477
		8,960
Water Utilities - 0.1%
American Water Works Co., Inc.	34	4,318

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	73	7,303

TOTAL COMMON STOCKS (Cost $3,704,609)		4,212,916

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $894)	894	894

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 0.2%

REPURCHASE AGREEMENTS(d) - 0.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $6,544 (Cost $6,543)	6,543	6,543

Total Investments - 99.9% (Cost $3,712,046)		4,220,353
Other Assets Less Liabilities - 0.1%		2,702
Net Assets - 100.0%		4,223,055

*	Non-income producing security.
(a)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $1,349, collateralized in the form of cash with a value of $894 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $519 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 8.75%, and maturity dates ranging from August 15, 2020 – May 15, 2048; a total value of $1,413.

(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $894.
(d)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$659,990
Aggregate gross unrealized depreciation	(160,062)
Net unrealized appreciation	$499,928
Federal income tax cost	$3,720,425

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)
COMMON STOCKS - 99.7%

Aerospace & Defense - 2.0%
Boeing Co. (The)	55	8,022
General Dynamics Corp.	24	3,524
Howmet Aerospace, Inc.	39	510
Huntington Ingalls Industries, Inc.	4	800
L3Harris Technologies, Inc.	22	4,388
Lockheed Martin Corp.	25	9,711
Northrop Grumman Corp.	16	5,363
Raytheon Technologies Corp.	148	9,549
Textron, Inc.	24	743
TransDigm Group, Inc.	5	2,124
		44,734
Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	14	1,136
Expeditors International of Washington, Inc.	17	1,298
FedEx Corp.	25	3,264
United Parcel Service, Inc., Class B	72	7,179
		12,877
Airlines - 0.2%
Alaska Air Group, Inc.	12	410
American Airlines Group, Inc.(a)	39	410
Delta Air Lines, Inc.	58	1,462
Southwest Airlines Co.	53	1,701
United Airlines Holdings, Inc.*	21	589
		4,572
Auto Components - 0.1%
Aptiv plc	26	1,959
BorgWarner, Inc.	21	675
		2,634
Automobiles - 0.3%
Ford Motor Co.	400	2,284
General Motors Co.	129	3,339
Harley-Davidson, Inc.	16	341
		5,964
Banks - 4.5%
Bank of America Corp.	829	19,996
Citigroup, Inc.	224	10,732
Citizens Financial Group, Inc.	45	1,085
Comerica, Inc.	15	545
Fifth Third Bancorp	73	1,415
First Republic Bank	17	1,839
Huntington Bancshares, Inc.	105	933
JPMorgan Chase & Co.	321	31,237
KeyCorp	101	1,197
M&T Bank Corp.	14	1,479
People’s United Financial, Inc.	45	515
PNC Financial Services Group, Inc. (The)	45	5,132
Regions Financial Corp.	98	1,108
SVB Financial Group*	6	1,289
Truist Financial Corp.	137	5,039
US Bancorp	146	5,192
Wells Fargo & Co.	394	10,429
Zions Bancorp NA	17	559
		99,721
Beverages - 2.0%
Brown-Forman Corp., Class B	18	1,187
Coca-Cola Co. (The)	394	18,392
Constellation Brands, Inc., Class A	17	2,936
Molson Coors Beverage Co., Class B	20	759
Monster Beverage Corp.*	39	2,804
PepsiCo, Inc.	143	18,812
		44,890
Building Products - 0.5%
Allegion plc	10	997
AO Smith Corp.	13	618
Carrier Global Corp.*	83	1,699
Fortune Brands Home & Security, Inc.	14	854
Johnson Controls International plc	79	2,481
Masco Corp.	29	1,353
Trane Technologies plc	25	2,255
		10,257
Capital Markets - 3.2%
Ameriprise Financial, Inc.	13	1,821
Bank of New York Mellon Corp. (The)	86	3,197
BlackRock, Inc.	16	8,458
Cboe Global Markets, Inc.	11	1,171
Charles Schwab Corp. (The)	118	4,237
CME Group, Inc.	37	6,756
E*TRADE Financial Corp.	24	1,093
Franklin Resources, Inc.	28	528
Goldman Sachs Group, Inc. (The)	32	6,288
Intercontinental Exchange, Inc.	57	5,543
Invesco Ltd.	38	303
MarketAxess Holdings, Inc.	4	2,034
Moody’s Corp.	17	4,546
Morgan Stanley	119	5,260
MSCI, Inc.	8	2,631
Nasdaq, Inc.	11	1,303
Northern Trust Corp.	21	1,659
Raymond James Financial, Inc.	13	901
S&P Global, Inc.	25	8,126
State Street Corp.	38	2,316
T. Rowe Price Group, Inc.	24	2,902
		71,073
Chemicals - 2.1%
Air Products and Chemicals, Inc.	22	5,316
Albemarle Corp.	11	842
Celanese Corp.	13	1,169
CF Industries Holdings, Inc.	22	646
Corteva, Inc.	77	2,103
Dow, Inc.	76	2,934
DuPont de Nemours, Inc.	76	3,855
Eastman Chemical Co.	14	953
Ecolab, Inc.	25	5,314
FMC Corp.	13	1,279
International Flavors & Fragrances, Inc.	11	1,465
Linde plc	55	11,129
LyondellBasell Industries NV, Class A	27	1,722
Mosaic Co. (The)	36	435
PPG Industries, Inc.	24	2,440
Sherwin-Williams Co. (The)	8	4,751
		46,353
Commercial Services & Supplies - 0.5%
Cintas Corp.	8	1,984
Copart, Inc.*	21	1,877
Republic Services, Inc.	21	1,795

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Rollins, Inc.	13	543
Waste Management, Inc.	40	4,270
		10,469
Communications Equipment - 1.2%
Arista Networks, Inc.*	6	1,401
Cisco Systems, Inc.	434	20,754
F5 Networks, Inc.*	6	869
Juniper Networks, Inc.	34	825
Motorola Solutions, Inc.	18	2,436
		26,285
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	14	1,176
Quanta Services, Inc.	14	517
		1,693
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	7	1,345
Vulcan Materials Co.	14	1,516
		2,861
Consumer Finance - 0.6%
American Express Co.	69	6,560
Capital One Financial Corp.	48	3,266
Discover Financial Services	31	1,473
Synchrony Financial	60	1,222
		12,521
Containers & Packaging - 0.4%
Amcor plc	165	1,685
Avery Dennison Corp.	8	885
Ball Corp.	34	2,423
International Paper Co.	41	1,396
Packaging Corp. of America	10	1,014
Sealed Air Corp.	16	513
Westrock Co.	27	758
		8,674
Distributors - 0.1%
Genuine Parts Co.	15	1,251
LKQ Corp.*	31	851
		2,102
Diversified Consumer Services - 0.0%(b)
H&R Block, Inc.	20	340

Diversified Financial Services - 1.7%
Berkshire Hathaway, Inc., Class B*	200	37,116

Diversified Telecommunication Services - 2.2%
AT&T, Inc.	747	23,053
CenturyLink, Inc.	101	993
Verizon Communications, Inc.	422	24,214
		48,260
Electric Utilities - 2.4%
Alliant Energy Corp.	25	1,234
American Electric Power Co., Inc.	50	4,262
Duke Energy Corp.	74	6,337
Edison International	37	2,150
Entergy Corp.	21	2,138
Evergy, Inc.	24	1,481
Eversource Energy	33	2,762
Exelon Corp.	100	3,831
FirstEnergy Corp.	55	2,324
NextEra Energy, Inc.	50	12,778
NRG Energy, Inc.	25	901
Pinnacle West Capital Corp.	11	857
PPL Corp.	74	2,068
Southern Co. (The)	107	6,106
Xcel Energy, Inc.	53	3,447
		52,676
Electrical Equipment - 0.5%
AMETEK, Inc.	24	2,201
Eaton Corp. plc	42	3,566
Emerson Electric Co.	62	3,783
Rockwell Automation, Inc.	11	2,378
		11,928
Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp., Class A	31	2,993
CDW Corp.	15	1,664
Corning, Inc.	79	1,800
FLIR Systems, Inc.	14	647
IPG Photonics Corp.*	4	622
Keysight Technologies, Inc.*	20	2,163
TE Connectivity Ltd.	34	2,762
Zebra Technologies Corp., Class A*	6	1,568
		14,219
Energy Equipment & Services - 0.3%
Baker Hughes Co.	66	1,090
Halliburton Co.	90	1,057
National Oilwell Varco, Inc.	39	486
Schlumberger Ltd.	142	2,623
TechnipFMC plc	43	318
		5,574
Entertainment - 2.4%
Activision Blizzard, Inc.	79	5,687
Electronic Arts, Inc.*	30	3,686
Live Nation Entertainment, Inc.*	14	688
Netflix, Inc.*	45	18,888
Take-Two Interactive Software, Inc.*	11	1,498
Walt Disney Co. (The)	184	21,583
		52,030
Equity Real Estate Investment Trusts (REITs) - 3.2%
Alexandria Real Estate Equities, Inc.	13	1,998
American Tower Corp.	45	11,618
Apartment Investment and Management Co., Class A	14	516
AvalonBay Communities, Inc.	14	2,184
Boston Properties, Inc.	15	1,290
Crown Castle International Corp.	42	7,231
Digital Realty Trust, Inc.	27	3,876
Duke Realty Corp.	38	1,310
Equinix, Inc.	9	6,279
Equity Residential	36	2,180
Essex Property Trust, Inc.	7	1,699
Extra Space Storage, Inc.	13	1,258
Federal Realty Investment Trust	7	559
Healthpeak Properties, Inc.	51	1,257
Host Hotels & Resorts, Inc.	73	872
Iron Mountain, Inc.	29	747
Kimco Realty Corp.	43	478
Mid-America Apartment Communities, Inc.	11	1,280
Prologis, Inc.	76	6,954
Public Storage	15	3,041
Realty Income Corp.	34	1,881
Regency Centers Corp.	17	727
SBA Communications Corp.	11	3,455
Simon Property Group, Inc.	31	1,789

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
SL Green Realty Corp.	8	337
UDR, Inc.	29	1,072
Ventas, Inc.	37	1,293
Vornado Realty Trust	16	579
Welltower, Inc.	42	2,128
Weyerhaeuser Co.	76	1,535
		71,423
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	45	13,881
Kroger Co. (The)	83	2,708
Sysco Corp.	51	2,813
Walgreens Boots Alliance, Inc.	76	3,263
Walmart, Inc.	146	18,113
		40,778
Food Products - 1.4%
Archer-Daniels-Midland Co.	57	2,241
Campbell Soup Co.	17	867
Conagra Brands, Inc.	50	1,739
General Mills, Inc.	62	3,908
Hershey Co. (The)	15	2,035
Hormel Foods Corp.	28	1,367
JM Smucker Co. (The)	11	1,253
Kellogg Co.	25	1,633
Kraft Heinz Co. (The)	64	1,950
Lamb Weston Holdings, Inc.	15	901
McCormick & Co., Inc. (Non-Voting)	13	2,277
Mondelez International, Inc., Class A	147	7,662
Tyson Foods, Inc., Class A	31	1,905
		29,738
Gas Utilities - 0.1%
Atmos Energy Corp.	13	1,336

Hotels, Restaurants & Leisure - 1.9%
Carnival Corp.(a)	41	645
Chipotle Mexican Grill, Inc.*	3	3,012
Darden Restaurants, Inc.	13	999
Domino’s Pizza, Inc.	4	1,543
Hilton Worldwide Holdings, Inc.	29	2,300
Las Vegas Sands Corp.	35	1,678
Marriott International, Inc., Class A	28	2,478
McDonald’s Corp.	77	14,347
MGM Resorts International	53	910
Norwegian Cruise Line Holdings Ltd.*	22	344
Royal Caribbean Cruises Ltd.	17	882
Starbucks Corp.	121	9,437
Wynn Resorts Ltd.	10	833
Yum! Brands, Inc.	31	2,782
		42,190
Household Durables - 0.4%
DR Horton, Inc.	34	1,880
Garmin Ltd.	15	1,353
Leggett & Platt, Inc.	14	428
Lennar Corp., Class A	27	1,632
Mohawk Industries, Inc.*	6	559
Newell Brands, Inc.	39	513
PulteGroup, Inc.	26	883
Whirlpool Corp.	7	853
		8,101
Household Products - 2.1%
Church & Dwight Co., Inc.	25	1,877
Clorox Co. (The)	13	2,681
Colgate-Palmolive Co.	88	6,365
Kimberly-Clark Corp.	35	4,950
Procter & Gamble Co. (The)	255	29,560
		45,433
Independent Power and Renewable Electricity Producers - 0.0%(b)
AES Corp. (The)	68	849

Industrial Conglomerates - 1.4%
3M Co.	59	9,230
General Electric Co.	893	5,867
Honeywell International, Inc.	73	10,647
Roper Technologies, Inc.	11	4,332
		30,076
Insurance - 2.3%
Aflac, Inc.	76	2,772
Allstate Corp. (The)	34	3,326
American International Group, Inc.	90	2,705
Aon plc, Class A	24	4,727
Arthur J Gallagher & Co.	19	1,791
Assurant, Inc.	6	616
Chubb Ltd.	46	5,609
Cincinnati Financial Corp.	15	884
Everest Re Group Ltd.	4	794
Globe Life, Inc.	10	770
Hartford Financial Services Group, Inc. (The)	36	1,378
Lincoln National Corp.	20	759
Loews Corp.	26	864
Marsh & McLennan Cos., Inc.	52	5,508
MetLife, Inc.	80	2,881
Principal Financial Group, Inc.	27	1,043
Progressive Corp. (The)	60	4,661
Prudential Financial, Inc.	41	2,499
Travelers Cos., Inc. (The)	27	2,888
Unum Group	21	318
Willis Towers Watson plc	13	2,638
WR Berkley Corp.	15	869
		50,300
Interactive Media & Services - 6.7%
Alphabet, Inc., Class A*	31	44,439
Alphabet, Inc., Class C*	31	44,297
Facebook, Inc., Class A*	247	55,597
Twitter, Inc.*	80	2,478
		146,811
Internet & Direct Marketing Retail - 5.2%
Amazon.com, Inc.*	42	102,579
Booking Holdings, Inc.*	4	6,558
eBay, Inc.	78	3,552
Expedia Group, Inc.	14	1,113
		113,802
IT Services - 6.8%
Accenture plc, Class A	65	13,105
Akamai Technologies, Inc.*	17	1,799
Alliance Data Systems Corp.	4	185
Automatic Data Processing, Inc.	45	6,592
Broadridge Financial Solutions, Inc.	11	1,332
Cognizant Technology Solutions Corp., Class A	56	2,968
DXC Technology Co.	27	384
Fidelity National Information Services, Inc.	63	8,746

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Fiserv, Inc.*	59	6,300
FleetCor Technologies, Inc.*	9	2,194
Gartner, Inc.*	10	1,217
Global Payments, Inc.	31	5,564
International Business Machines Corp.	91	11,366
Jack Henry & Associates, Inc.	8	1,447
Leidos Holdings, Inc.	14	1,474
Mastercard, Inc., Class A	91	27,381
Paychex, Inc.	32	2,313
PayPal Holdings, Inc.*	120	18,601
VeriSign, Inc.*	11	2,409
Visa, Inc., Class A	174	33,972
Western Union Co. (The)	43	861
		150,210
Leisure Products - 0.0%(b)
Hasbro, Inc.	13	956

Machinery - 1.7%
Caterpillar, Inc.	56	6,727
Cummins, Inc.	15	2,544
Deere & Co.	32	4,868
Dover Corp.	15	1,459
Flowserve Corp.	14	366
Fortive Corp.	31	1,890
IDEX Corp.	8	1,275
Illinois Tool Works, Inc.	30	5,174
Ingersoll Rand, Inc.*	36	1,015
Otis Worldwide Corp.	41	2,159
PACCAR, Inc.	35	2,585
Parker-Hannifin Corp.	13	2,340
Pentair plc	17	665
Snap-on, Inc.	6	778
Stanley Black & Decker, Inc.	15	1,882
Westinghouse Air Brake Technologies Corp.	18	1,099
Xylem, Inc.	18	1,194
		38,020
Media - 1.6%
Charter Communications, Inc., Class A*	16	8,704
Comcast Corp., Class A	465	18,414
Discovery, Inc., Class A*	17	370
Discovery, Inc., Class C*	35	686
DISH Network Corp., Class A*	27	855
Fox Corp., Class A	36	1,050
Fox Corp., Class B	17	489
Interpublic Group of Cos., Inc. (The)	39	667
News Corp., Class A	39	478
News Corp., Class B	13	159
Omnicom Group, Inc.	22	1,205
ViacomCBS, Inc.	55	1,141
		34,218
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	148	1,342
Newmont Corp.	83	4,853
Nucor Corp.	31	1,310
		7,505
Multiline Retail - 0.6%
Dollar General Corp.	26	4,979
Dollar Tree, Inc.*	24	2,349
Kohl’s Corp.	16	308
Nordstrom, Inc.	11	177
Target Corp.	52	6,361
		14,174
Multi-Utilities - 1.2%
Ameren Corp.	25	1,868
CenterPoint Energy, Inc.	52	925
CMS Energy Corp.	29	1,699
Consolidated Edison, Inc.	34	2,552
Dominion Energy, Inc.	84	7,141
DTE Energy Co.	20	2,151
NiSource, Inc.	38	906
Public Service Enterprise Group, Inc.	51	2,603
Sempra Energy	29	3,663
WEC Energy Group, Inc.	32	2,935
		26,443
Oil, Gas & Consumable Fuels - 3.2%
Apache Corp.	38	410
Cabot Oil & Gas Corp.	42	833
Chevron Corp.	192	17,606
Concho Resources, Inc.	21	1,145
ConocoPhillips	112	4,724
Devon Energy Corp.	39	422
Diamondback Energy, Inc.	17	724
EOG Resources, Inc.	60	3,058
Exxon Mobil Corp.	432	19,643
Hess Corp.	27	1,282
HollyFrontier Corp.	15	472
Kinder Morgan, Inc.	198	3,128
Marathon Oil Corp.	81	433
Marathon Petroleum Corp.	66	2,319
Noble Energy, Inc.	49	428
Occidental Petroleum Corp.	91	1,178
ONEOK, Inc.	42	1,541
Phillips 66	45	3,522
Pioneer Natural Resources Co.	17	1,557
Valero Energy Corp.	41	2,732
Williams Cos., Inc. (The)	125	2,554
		69,711
Personal Products - 0.2%
Coty, Inc., Class A	31	112
Estee Lauder Cos., Inc. (The), Class A	23	4,542
		4,654
Professional Services - 0.4%
Equifax, Inc.	13	1,996
IHS Markit Ltd.	41	2,848
Nielsen Holdings plc	36	500
Robert Half International, Inc.	12	609
Verisk Analytics, Inc.	17	2,936
		8,889
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	33	1,451

Road & Rail - 1.2%
CSX Corp.	80	5,726
JB Hunt Transport Services, Inc.	9	1,077
Kansas City Southern	10	1,505
Norfolk Southern Corp.	27	4,814
Old Dominion Freight Line, Inc.	10	1,711
Union Pacific Corp.	71	12,060
		26,893

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Semiconductors & Semiconductor Equipment - 5.5%
Advanced Micro Devices, Inc.*	120	6,456
Analog Devices, Inc.	38	4,292
Applied Materials, Inc.	94	5,281
Broadcom, Inc.	41	11,942
Intel Corp.	445	28,004
KLA Corp.	17	2,991
Lam Research Corp.	15	4,105
Maxim Integrated Products, Inc.	28	1,615
Microchip Technology, Inc.	24	2,305
Micron Technology, Inc.*	113	5,414
NVIDIA Corp.	63	22,366
Qorvo, Inc.*	11	1,152
QUALCOMM, Inc.	117	9,463
Skyworks Solutions, Inc.	17	2,015
Texas Instruments, Inc.	95	11,280
Xilinx, Inc.	25	2,299
		120,980
Software - 10.2%
Adobe, Inc.*	49	18,943
ANSYS, Inc.*	9	2,547
Autodesk, Inc.*	22	4,628
Cadence Design Systems, Inc.*	29	2,647
Citrix Systems, Inc.	13	1,926
Fortinet, Inc.*	14	1,949
Intuit, Inc.	27	7,839
Microsoft Corp.	781	143,118
NortonLifeLock, Inc.	59	1,344
Oracle Corp.	222	11,937
Paycom Software, Inc.*	5	1,486
salesforce.com, Inc.*	91	15,906
ServiceNow, Inc.*	20	7,759
Synopsys, Inc.*	15	2,714
		224,743
Specialty Retail - 2.9%
Advance Auto Parts, Inc.	7	975
AutoZone, Inc.*	3	3,444
Best Buy Co., Inc.	24	1,874
CarMax, Inc.*	17	1,497
Gap, Inc. (The)	22	196
Home Depot, Inc. (The)	112	27,830
L Brands, Inc.	24	389
Lowe’s Cos., Inc.	78	10,167
O’Reilly Automotive, Inc.*	8	3,338
Ross Stores, Inc.	37	3,588
Tiffany & Co.	11	1,409
TJX Cos., Inc. (The)	124	6,542
Tractor Supply Co.	12	1,464
Ulta Beauty, Inc.*	6	1,464
		64,177
Technology Hardware, Storage & Peripherals - 6.5%
Apple, Inc.	428	136,078
Hewlett Packard Enterprise Co.	133	1,291
HP, Inc.	150	2,271
NetApp, Inc.	24	1,069
Seagate Technology plc	24	1,273
Western Digital Corp.	31	1,376
Xerox Holdings Corp.	19	302
		143,660
Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc.	37	365
NIKE, Inc., Class B	128	12,618
PVH Corp.	6	273
Ralph Lauren Corp.	5	378
Tapestry, Inc.	28	381
Under Armour, Inc., Class A*	20	175
Under Armour, Inc., Class C*	20	157
VF Corp.	34	1,907
		16,254
Tobacco - 0.9%
Altria Group, Inc.	192	7,498
Philip Morris International, Inc.	159	11,664
		19,162
Trading Companies & Distributors - 0.2%
Fastenal Co.	59	2,434
United Rentals, Inc.*	7	972
WW Grainger, Inc.	4	1,239
		4,645
Water Utilities - 0.1%
American Water Works Co., Inc.	18	2,286

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	39	3,902

TOTAL COMMON STOCKS (Cost $2,026,566)		2,193,593

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $934)	934	934

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 0.2%

REPURCHASE AGREEMENTS(d) - 0.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $3,533 (Cost $3,533)	3,533	3,533

Total Investments - 99.9% (Cost $2,031,033)		2,198,060
Other Assets Less Liabilities - 0.1%		2,507
Net Assets - 100.0%		2,200,567

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $934, collateralized in the form of cash with a value of $934 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $45 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 8.75%, and maturity dates ranging from August 15, 2020 – May 15, 2048; a total value of $979.

(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $934.
(d)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$398,734
Aggregate gross unrealized depreciation	(238,226)
Net unrealized appreciation	$160,508
Federal income tax cost	$2,037,552

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)
COMMON STOCKS - 99.9%

Aerospace & Defense - 2.4%
Boeing Co. (The)	77	11,230
General Dynamics Corp.	34	4,992
Howmet Aerospace, Inc.	56	733
Huntington Ingalls Industries, Inc.	6	1,199
L3Harris Technologies, Inc.	32	6,382
Lockheed Martin Corp.	36	13,984
Northrop Grumman Corp.	23	7,710
Raytheon Technologies Corp.	212	13,678
Textron, Inc.	33	1,022
TransDigm Group, Inc.	7	2,974
		63,904
Air Freight & Logistics - 0.7%
CH Robinson Worldwide, Inc.	19	1,541
Expeditors International of Washington, Inc.	25	1,909
FedEx Corp.	35	4,570
United Parcel Service, Inc., Class B	101	10,071
		18,091
Airlines - 0.3%
Alaska Air Group, Inc.	18	615
American Airlines Group, Inc.(a)	56	588
Delta Air Lines, Inc.	83	2,092
Southwest Airlines Co.	76	2,440
United Airlines Holdings, Inc.*	36	1,010
		6,745
Auto Components - 0.1%
Aptiv plc	37	2,788
BorgWarner, Inc.	30	964
		3,752
Automobiles - 0.3%
Ford Motor Co.	561	3,203
General Motors Co.	181	4,684
Harley-Davidson, Inc.	22	470
		8,357
Banks - 5.2%
Bank of America Corp.	1,167	28,148
Citigroup, Inc.	315	15,092
Citizens Financial Group, Inc.	63	1,518
Comerica, Inc.	21	763
Fifth Third Bancorp	102	1,978
First Republic Bank	24	2,596
Huntington Bancshares, Inc.	149	1,325
JPMorgan Chase & Co.	452	43,984
KeyCorp	142	1,683
M&T Bank Corp.	19	2,007
People’s United Financial, Inc.	64	733
PNC Financial Services Group, Inc. (The)	63	7,184
Regions Financial Corp.	139	1,572
SVB Financial Group*	7	1,503
Truist Financial Corp.	193	7,099
US Bancorp	205	7,290
Wells Fargo & Co.	555	14,691
Zions Bancorp NA	25	823
		139,989
Beverages - 2.3%
Brown-Forman Corp., Class B	26	1,714
Coca-Cola Co. (The)	556	25,954
Constellation Brands, Inc., Class A	24	4,145
Molson Coors Beverage Co., Class B	27	1,025
Monster Beverage Corp.*	55	3,955
PepsiCo, Inc.	201	26,442
		63,235
Biotechnology - 3.4%
AbbVie, Inc.	254	23,539
Alexion Pharmaceuticals, Inc.*	32	3,837
Amgen, Inc.	86	19,754
Biogen, Inc.*	26	7,984
Gilead Sciences, Inc.	182	14,165
Incyte Corp.*	26	2,650
Regeneron Pharmaceuticals, Inc.*	15	9,192
Vertex Pharmaceuticals, Inc.*	37	10,654
		91,775
Building Products - 0.5%
Allegion plc	13	1,296
AO Smith Corp.	20	950
Carrier Global Corp.*	117	2,395
Fortune Brands Home & Security, Inc.	20	1,219
Johnson Controls International plc	111	3,487
Masco Corp.	41	1,913
Trane Technologies plc	35	3,157
		14,417
Capital Markets - 3.7%
Ameriprise Financial, Inc.	18	2,521
Bank of New York Mellon Corp. (The)	121	4,498
BlackRock, Inc.	22	11,630
Cboe Global Markets, Inc.	16	1,703
Charles Schwab Corp. (The)	165	5,925
CME Group, Inc.	52	9,495
E*TRADE Financial Corp.	33	1,503
Franklin Resources, Inc.	40	755
Goldman Sachs Group, Inc. (The)	46	9,039
Intercontinental Exchange, Inc.	80	7,780
Invesco Ltd.	54	430
MarketAxess Holdings, Inc.	5	2,543
Moody’s Corp.	23	6,150
Morgan Stanley	168	7,426
MSCI, Inc.	12	3,946
Nasdaq, Inc.	17	2,014
Northern Trust Corp.	31	2,449
Raymond James Financial, Inc.	18	1,247
S&P Global, Inc.	35	11,376
State Street Corp.	52	3,170
T. Rowe Price Group, Inc.	34	4,111
		99,711
Chemicals - 2.4%
Air Products and Chemicals, Inc.	32	7,733
Albemarle Corp.	15	1,148
Celanese Corp.	17	1,528
CF Industries Holdings, Inc.	31	910
Corteva, Inc.	108	2,949
Dow, Inc.	107	4,130
DuPont de Nemours, Inc.	107	5,428
Eastman Chemical Co.	20	1,362
Ecolab, Inc.	36	7,653
FMC Corp.	19	1,870
International Flavors & Fragrances, Inc.	15	1,998
Linde plc	77	15,580

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
LyondellBasell Industries NV, Class A	37	2,359
Mosaic Co. (The)	50	605
PPG Industries, Inc.	34	3,457
Sherwin-Williams Co. (The)	12	7,126
		65,836
Commercial Services & Supplies - 0.6%
Cintas Corp.	12	2,975
Copart, Inc.*	30	2,682
Republic Services, Inc.	30	2,564
Rollins, Inc.	20	836
Waste Management, Inc.	56	5,978
		15,035
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	20	1,680
Quanta Services, Inc.	21	776
		2,456
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	9	1,729
Vulcan Materials Co.	19	2,058
		3,787
Consumer Finance - 0.7%
American Express Co.	97	9,222
Capital One Financial Corp.	67	4,558
Discover Financial Services	45	2,138
Synchrony Financial	81	1,650
		17,568
Containers & Packaging - 0.5%
Amcor plc	234	2,389
Avery Dennison Corp.	12	1,328
Ball Corp.	47	3,349
International Paper Co.	57	1,941
Packaging Corp. of America	14	1,420
Sealed Air Corp.	22	706
Westrock Co.	37	1,038
		12,171
Distributors - 0.1%
Genuine Parts Co.	21	1,752
LKQ Corp.*	44	1,208
		2,960
Diversified Consumer Services - 0.0%(b)
H&R Block, Inc.	28	476

Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc., Class B*	282	52,334

Diversified Telecommunication Services - 2.5%
AT&T, Inc.	1,053	32,496
CenturyLink, Inc.	141	1,386
Verizon Communications, Inc.	596	34,198
		68,080
Electric Utilities - 2.8%
Alliant Energy Corp.	35	1,728
American Electric Power Co., Inc.	71	6,053
Duke Energy Corp.	105	8,991
Edison International	52	3,022
Entergy Corp.	29	2,953
Evergy, Inc.	33	2,036
Eversource Energy	47	3,934
Exelon Corp.	140	5,363
FirstEnergy Corp.	78	3,296
NextEra Energy, Inc.	70	17,889
NRG Energy, Inc.	36	1,298
Pinnacle West Capital Corp.	16	1,246
PPL Corp.	111	3,101
Southern Co. (The)	151	8,618
Xcel Energy, Inc.	76	4,942
		74,470
Electrical Equipment - 0.6%
AMETEK, Inc.	33	3,026
Eaton Corp. plc	60	5,094
Emerson Electric Co.	88	5,370
Rockwell Automation, Inc.	17	3,675
		17,165
Energy Equipment & Services - 0.3%
Baker Hughes Co.	94	1,552
Halliburton Co.	127	1,492
National Oilwell Varco, Inc.	56	698
Schlumberger Ltd.	200	3,694
TechnipFMC plc	61	452
		7,888
Entertainment - 2.7%
Activision Blizzard, Inc.	111	7,990
Electronic Arts, Inc.*	42	5,161
Live Nation Entertainment, Inc.*	20	983
Netflix, Inc.*	63	26,443
Take-Two Interactive Software, Inc.*	16	2,179
Walt Disney Co. (The)	260	30,498
		73,254
Equity Real Estate Investment Trusts (REITs) - 3.8%
Alexandria Real Estate Equities, Inc.	18	2,767
American Tower Corp.	64	16,523
Apartment Investment and Management Co., Class A	21	774
AvalonBay Communities, Inc.	20	3,120
Boston Properties, Inc.	21	1,806
Crown Castle International Corp.	60	10,330
Digital Realty Trust, Inc.	38	5,455
Duke Realty Corp.	53	1,828
Equinix, Inc.	13	9,069
Equity Residential	50	3,028
Essex Property Trust, Inc.	10	2,428
Extra Space Storage, Inc.	19	1,838
Federal Realty Investment Trust	10	799
Healthpeak Properties, Inc.	71	1,749
Host Hotels & Resorts, Inc.	103	1,230
Iron Mountain, Inc.	41	1,056
Kimco Realty Corp.	61	678
Mid-America Apartment Communities, Inc.	16	1,862
Prologis, Inc.	106	9,699
Public Storage	22	4,460
Realty Income Corp.	49	2,710
Regency Centers Corp.	24	1,027
SBA Communications Corp.	16	5,026
Simon Property Group, Inc.	44	2,539
SL Green Realty Corp.	12	506
UDR, Inc.	42	1,553
Ventas, Inc.	54	1,887
Vornado Realty Trust	23	833
Welltower, Inc.	58	2,939
Weyerhaeuser Co.	107	2,160
		101,679

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	64	19,742
Kroger Co. (The)	116	3,784
Sysco Corp.	74	4,082
Walgreens Boots Alliance, Inc.	108	4,638
Walmart, Inc.	205	25,432
		57,678
Food Products - 1.6%
Archer-Daniels-Midland Co.	80	3,145
Campbell Soup Co.	24	1,224
Conagra Brands, Inc.	70	2,435
General Mills, Inc.	87	5,485
Hershey Co. (The)	21	2,849
Hormel Foods Corp.	40	1,953
JM Smucker Co. (The)	16	1,823
Kellogg Co.	36	2,351
Kraft Heinz Co. (The)	90	2,742
Lamb Weston Holdings, Inc.	21	1,261
McCormick & Co., Inc. (Non-Voting)	18	3,153
Mondelez International, Inc., Class A	208	10,841
Tyson Foods, Inc., Class A	43	2,642
		41,904
Gas Utilities - 0.1%
Atmos Energy Corp.	17	1,747

Health Care Equipment & Supplies - 5.3%
Abbott Laboratories	255	24,205
ABIOMED, Inc.*	7	1,567
Align Technology, Inc.*	10	2,456
Baxter International, Inc.	74	6,661
Becton Dickinson and Co.	43	10,618
Boston Scientific Corp.*	201	7,636
Cooper Cos., Inc. (The)	7	2,219
Danaher Corp.	91	15,161
DENTSPLY SIRONA, Inc.	32	1,489
DexCom, Inc.*	13	4,918
Edwards Lifesciences Corp.*	30	6,742
Hologic, Inc.*	39	2,067
IDEXX Laboratories, Inc.*	12	3,707
Intuitive Surgical, Inc.*	17	9,860
Medtronic plc	193	19,026
ResMed, Inc.	21	3,377
STERIS plc	12	1,991
Stryker Corp.	46	9,004
Teleflex, Inc.	7	2,540
Varian Medical Systems, Inc.*	13	1,578
West Pharmaceutical Services, Inc.	11	2,376
Zimmer Biomet Holdings, Inc.	30	3,790
		142,988
Health Care Providers & Services - 4.1%
AmerisourceBergen Corp.	22	2,098
Anthem, Inc.	37	10,882
Cardinal Health, Inc.	42	2,297
Centene Corp.*	84	5,565
Cigna Corp.	54	10,655
CVS Health Corp.	188	12,327
DaVita, Inc.*	13	1,053
HCA Healthcare, Inc.	38	4,062
Henry Schein, Inc.*	21	1,275
Humana, Inc.	19	7,802
Laboratory Corp. of America Holdings*	14	2,455
McKesson Corp.	23	3,649
Quest Diagnostics, Inc.	19	2,247
UnitedHealth Group, Inc.	137	41,765
Universal Health Services, Inc., Class B	12	1,265
		109,397
Health Care Technology - 0.1%
Cerner Corp.	45	3,280

Hotels, Restaurants & Leisure - 2.2%
Carnival Corp.(a)	67	1,055
Chipotle Mexican Grill, Inc.*	4	4,016
Darden Restaurants, Inc.	19	1,460
Domino’s Pizza, Inc.	6	2,315
Hilton Worldwide Holdings, Inc.	41	3,252
Las Vegas Sands Corp.	49	2,349
Marriott International, Inc., Class A	39	3,451
McDonald’s Corp.	109	20,309
MGM Resorts International	74	1,271
Norwegian Cruise Line Holdings Ltd.*(a)	36	564
Royal Caribbean Cruises Ltd.	25	1,297
Starbucks Corp.	170	13,258
Wynn Resorts Ltd.	14	1,166
Yum! Brands, Inc.	44	3,948
		59,711
Household Durables - 0.5%
DR Horton, Inc.	48	2,654
Garmin Ltd.	21	1,894
Leggett & Platt, Inc.	19	581
Lennar Corp., Class A	40	2,418
Mohawk Industries, Inc.*	9	839
Newell Brands, Inc.	55	723
NVR, Inc.*	1	3,222
PulteGroup, Inc.	37	1,257
Whirlpool Corp.	9	1,096
		14,684
Household Products - 2.4%
Church & Dwight Co., Inc.	35	2,627
Clorox Co. (The)	18	3,713
Colgate-Palmolive Co.	124	8,969
Kimberly-Clark Corp.	49	6,931
Procter & Gamble Co. (The)	360	41,731
		63,971

Independent Power and Renewable Electricity Producers - 0.0%(b)
AES Corp. (The)	96	1,199

Industrial Conglomerates - 1.6%
3M Co.	83	12,984
General Electric Co.	1,259	8,272
Honeywell International, Inc.	103	15,023
Roper Technologies, Inc.	15	5,907
		42,186
Insurance - 2.6%
Aflac, Inc.	106	3,866
Allstate Corp. (The)	47	4,597
American International Group, Inc.	125	3,758
Aon plc, Class A	34	6,696
Arthur J Gallagher & Co.	27	2,546
Assurant, Inc.	9	923
Chubb Ltd.	65	7,926

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Cincinnati Financial Corp.	22	1,297
Everest Re Group Ltd.	6	1,190
Globe Life, Inc.	14	1,078
Hartford Financial Services Group, Inc. (The)	52	1,991
Lincoln National Corp.	29	1,100
Loews Corp.	37	1,230
Marsh & McLennan Cos., Inc.	73	7,732
MetLife, Inc.	113	4,069
Principal Financial Group, Inc.	37	1,429
Progressive Corp. (The)	84	6,525
Prudential Financial, Inc.	58	3,536
Travelers Cos., Inc. (The)	37	3,958
Unum Group	30	455
Willis Towers Watson plc	19	3,855
WR Berkley Corp.	21	1,217
		70,974
Interactive Media & Services - 7.6%
Alphabet, Inc., Class A*	43	61,641
Alphabet, Inc., Class C*	43	61,444
Facebook, Inc., Class A*	347	78,106
Twitter, Inc.*	112	3,469
		204,660
Internet & Direct Marketing Retail - 6.0%
Amazon.com, Inc.*	60	146,542
Booking Holdings, Inc.*	6	9,837
eBay, Inc.	110	5,009
Expedia Group, Inc.	20	1,590
		162,978
Leisure Products - 0.0%(b)
Hasbro, Inc.	18	1,323

Life Sciences Tools & Services - 1.6%
Agilent Technologies, Inc.	45	3,966
Illumina, Inc.*	21	7,624
IQVIA Holdings, Inc.*	26	3,887
Mettler-Toledo International, Inc.*	4	3,180
PerkinElmer, Inc.	16	1,608
Thermo Fisher Scientific, Inc.	58	20,253
Waters Corp.*	9	1,799
		42,317
Machinery - 2.0%
Caterpillar, Inc.	80	9,610
Cummins, Inc.	22	3,731
Deere & Co.	45	6,845
Dover Corp.	21	2,042
Flowserve Corp.	19	496
Fortive Corp.	43	2,622
IDEX Corp.	11	1,753
Illinois Tool Works, Inc.	42	7,243
Ingersoll Rand, Inc.*	50	1,410
Otis Worldwide Corp.	58	3,054
PACCAR, Inc.	50	3,693
Parker-Hannifin Corp.	19	3,420
Pentair plc	24	939
Snap-on, Inc.	8	1,038
Stanley Black & Decker, Inc.	22	2,760
Westinghouse Air Brake Technologies Corp.	26	1,588
Xylem, Inc.	26	1,725
		53,969
Media - 1.8%
Charter Communications, Inc., Class A*	23	12,512
Comcast Corp., Class A	654	25,898
Discovery, Inc., Class A*	23	500
Discovery, Inc., Class C*	48	940
DISH Network Corp., Class A*	37	1,171
Fox Corp., Class A	51	1,488
Fox Corp., Class B	23	662
Interpublic Group of Cos., Inc. (The)	56	958
News Corp., Class A	56	686
News Corp., Class B	18	221
Omnicom Group, Inc.	31	1,699
ViacomCBS, Inc.	78	1,618
		48,353
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	209	1,896
Newmont Corp.	118	6,899
Nucor Corp.	44	1,859
		10,654
Multiline Retail - 0.7%
Dollar General Corp.	37	7,086
Dollar Tree, Inc.*	34	3,328
Kohl’s Corp.	23	442
Nordstrom, Inc.	15	242
Target Corp.	73	8,930
		20,028
Multi-Utilities - 1.4%
Ameren Corp.	35	2,615
CenterPoint Energy, Inc.	72	1,280
CMS Energy Corp.	41	2,402
Consolidated Edison, Inc.	48	3,603
Dominion Energy, Inc.	119	10,116
DTE Energy Co.	28	3,012
NiSource, Inc.	54	1,287
Public Service Enterprise Group, Inc.	73	3,726
Sempra Energy	41	5,179
WEC Energy Group, Inc.	45	4,128
		37,348
Oil, Gas & Consumable Fuels - 3.7%
Apache Corp.	54	583
Cabot Oil & Gas Corp.	59	1,171
Chevron Corp.	273	25,034
Concho Resources, Inc.	29	1,581
ConocoPhillips	158	6,664
Devon Energy Corp.	56	605
Diamondback Energy, Inc.	23	979
EOG Resources, Inc.	84	4,282
Exxon Mobil Corp.	610	27,737
Hess Corp.	37	1,756
HollyFrontier Corp.	21	661
Kinder Morgan, Inc.	281	4,440
Marathon Oil Corp.	115	614
Marathon Petroleum Corp.	94	3,303
Noble Energy, Inc.	69	602
Occidental Petroleum Corp.	129	1,671
ONEOK, Inc.	60	2,201
Phillips 66	64	5,009
Pioneer Natural Resources Co.	24	2,198
Valero Energy Corp.	59	3,932

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Williams Cos., Inc. (The)	175	3,575
		98,598
Personal Products - 0.2%
Coty, Inc., Class A	43	156
Estee Lauder Cos., Inc. (The), Class A	32	6,319
		6,475
Pharmaceuticals - 6.2%
Bristol-Myers Squibb Co.	338	20,185
Eli Lilly and Co.	122	18,660
Johnson & Johnson	379	56,376
Merck & Co., Inc.	367	29,624
Mylan NV*	74	1,263
Perrigo Co. plc	20	1,096
Pfizer, Inc.	798	30,476
Zoetis, Inc.	69	9,618
		167,298
Professional Services - 0.5%
Equifax, Inc.	17	2,610
IHS Markit Ltd.	58	4,029
Nielsen Holdings plc	51	708
Robert Half International, Inc.	17	863
Verisk Analytics, Inc.	24	4,144
		12,354
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	48	2,111

Road & Rail - 1.4%
CSX Corp.	112	8,017
JB Hunt Transport Services, Inc.	12	1,436
Kansas City Southern	14	2,108
Norfolk Southern Corp.	38	6,775
Old Dominion Freight Line, Inc.	14	2,395
Union Pacific Corp.	100	16,986
		37,717
Specialty Retail - 3.3%
Advance Auto Parts, Inc.	10	1,393
AutoZone, Inc.*	3	3,444
Best Buy Co., Inc.	33	2,577
CarMax, Inc.*	24	2,113
Gap, Inc. (The)	31	276
Home Depot, Inc. (The)	157	39,011
L Brands, Inc.	33	534
Lowe’s Cos., Inc.	111	14,469
O’Reilly Automotive, Inc.*	11	4,590
Ross Stores, Inc.	52	5,042
Tiffany & Co.	16	2,050
TJX Cos., Inc. (The)	175	9,233
Tractor Supply Co.	17	2,074
Ulta Beauty, Inc.*	8	1,952
		88,758
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc.	52	513
NIKE, Inc., Class B	180	17,744
PVH Corp.	11	500
Ralph Lauren Corp.	7	529
Tapestry, Inc.	40	544
Under Armour, Inc., Class A*	27	236
Under Armour, Inc., Class C*	28	220
VF Corp.	47	2,637
		22,923
Tobacco - 1.0%
Altria Group, Inc.	269	10,504
Philip Morris International, Inc.	224	16,433
		26,937
Trading Companies & Distributors - 0.3%
Fastenal Co.	83	3,424
United Rentals, Inc.*	11	1,528
WW Grainger, Inc.	6	1,858
		6,810
Water Utilities - 0.1%
American Water Works Co., Inc.	26	3,302

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	55	5,502

TOTAL COMMON STOCKS (Cost $2,882,190)		2,695,269

SECURITIES LENDING REINVESTMENTS(c) - 0.1%

INVESTMENT COMPANIES - 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $2,066)	2,066	2,066

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 0.0%(b)

REPURCHASE AGREEMENTS(d) - 0.0%(b)
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $607 (Cost $607)	607	607

Total Investments - 100.0% (Cost $2,884,863)		2,697,942
Other Assets Less Liabilities - 0.0%(b)		843
Net Assets - 100.0%		2,698,785

See accompanying notes to the financial statements.

*                 Non-income producing security.

(a)         The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $1,971, collateralized in the form of cash with a value of $2,066 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)         Represents less than 0.05% of net assets.

(c)          The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $2,066.

(d)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$223,861
Aggregate gross unrealized depreciation	(430,448)
Net unrealized depreciation	$(206,587)
Federal income tax cost	$2,904,529

See accompanying notes to the financial statements.

Ultra Financials

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)
COMMON STOCKS(a) - 66.3%

Banks - 15.3%
Associated Banc-Corp.	10,066	141,025
BancorpSouth Bank	6,061	134,736
Bank of America Corp.	511,375	12,334,365
Bank of Hawaii Corp.	2,546	163,784
Bank OZK	7,638	171,779
BankUnited, Inc.	5,997	110,825
BOK Financial Corp.	2,013	102,542
Cathay General Bancorp	4,785	130,104
CIT Group, Inc.	5,984	108,550
Citigroup, Inc.	137,908	6,607,172
Citizens Financial Group, Inc.	27,459	661,762
Comerica, Inc.	9,105	330,967
Commerce Bancshares, Inc.	6,552	417,559
Cullen/Frost Bankers, Inc.	3,594	273,036
East West Bancorp, Inc.	9,200	321,540
Fifth Third Bancorp	44,827	869,195
First Citizens BancShares, Inc., Class A	548	210,980
First Financial Bankshares, Inc.	8,582	262,952
First Hawaiian, Inc.	8,270	142,657
First Horizon National Corp.	19,653	183,756
First Republic Bank	10,647	1,151,686
FNB Corp.	20,521	152,061
Fulton Financial Corp.	10,367	116,214
Glacier Bancorp, Inc.	5,413	222,961
Hancock Whitney Corp.	5,509	119,105
Home BancShares, Inc.	9,802	141,835
Huntington Bancshares, Inc.	65,235	579,939
IBERIABANK Corp.	3,304	140,123
International Bancshares Corp.	3,622	111,485
Investors Bancorp, Inc.	12,659	109,880
JPMorgan Chase & Co.	198,123	19,279,349
KeyCorp	62,214	737,236
M&T Bank Corp.	8,336	880,782
PacWest Bancorp	7,569	131,019
People’s United Financial, Inc.	28,055	321,230
Pinnacle Financial Partners, Inc.	4,545	181,118
PNC Financial Services Group, Inc. (The)	27,677	3,156,285
Popular, Inc.	6,110	241,284
Prosperity Bancshares, Inc.	5,964	389,986
Regions Financial Corp.	60,933	689,152
Signature Bank	3,409	350,820
Sterling Bancorp	12,760	156,948
SVB Financial Group*	3,258	699,655
Synovus Financial Corp.	9,259	177,680
TCF Financial Corp.	9,691	280,264
Texas Capital Bancshares, Inc.*	3,299	88,281
Truist Financial Corp.	84,711	3,115,671
Trustmark Corp.	4,058	96,540
UMB Financial Corp.	2,730	139,994
Umpqua Holdings Corp.	13,910	158,435
United Bankshares, Inc.	6,415	186,548
US Bancorp	89,780	3,192,577
Valley National Bancorp	24,740	197,425
Webster Financial Corp.	5,813	164,508
Wells Fargo & Co.	243,297	6,440,072
Western Alliance Bancorp	5,964	227,527
Wintrust Financial Corp.	3,605	152,708
Zions Bancorp NA	10,766	354,255
		68,711,924
Capital Markets - 11.3%
Affiliated Managers Group, Inc.	3,112	207,321
Ameriprise Financial, Inc.	8,005	1,121,260
Bank of New York Mellon Corp. (The)	53,019	1,970,716
BlackRock, Inc.	9,581	5,064,900
Blackstone Group, Inc. (The), Class A	41,649	2,365,663
Cboe Global Markets, Inc.	7,003	745,539
Charles Schwab Corp. (The)	72,217	2,593,312
CME Group, Inc.	22,637	4,133,516
E*TRADE Financial Corp.	14,270	649,856
Eaton Vance Corp.	7,146	257,613
Evercore, Inc., Class A	2,470	136,122
FactSet Research Systems, Inc.	2,395	736,486
Federated Hermes, Inc., Class B	6,067	134,323
Franklin Resources, Inc.	17,616	332,414
Goldman Sachs Group, Inc. (The)	20,130	3,955,344
Interactive Brokers Group, Inc., Class A	4,848	205,313
Intercontinental Exchange, Inc.	35,194	3,422,617
Invesco Ltd.	23,510	187,375
Janus Henderson Group plc	9,831	211,956
Lazard Ltd., Class A	7,122	191,297
Legg Mason, Inc.	5,156	256,924
LPL Financial Holdings, Inc.	5,105	364,446
MarketAxess Holdings, Inc.	2,394	1,217,564
Moody’s Corp.	10,258	2,743,092
Morgan Stanley	73,595	3,252,899
Morningstar, Inc.	1,299	199,163
MSCI, Inc.	5,353	1,760,334
Nasdaq, Inc.	7,247	858,480
Northern Trust Corp.	13,385	1,057,549
Raymond James Financial, Inc.	7,801	540,453
S&P Global, Inc.	15,440	5,018,309
SEI Investments Co.	7,972	432,242
State Street Corp.	22,969	1,400,190
Stifel Financial Corp.	4,315	205,869
T. Rowe Price Group, Inc.	14,762	1,784,726
TD Ameritrade Holding Corp.	16,734	623,676
Tradeweb Markets, Inc., Class A	4,022	265,291
Virtu Financial, Inc., Class A	4,862	115,959
		50,720,109
Consumer Finance - 2.1%
Ally Financial, Inc.	24,008	418,700
American Express Co.	42,386	4,029,637
Capital One Financial Corp.	29,419	2,001,669
Credit Acceptance Corp.*(b)	879	325,072
Discover Financial Services	19,785	939,985
FirstCash, Inc.	2,696	188,100
Green Dot Corp., Class A*	2,991	114,196
LendingTree, Inc.*	486	126,370
Navient Corp.	12,317	91,638
OneMain Holdings, Inc.	4,813	112,287
Santander Consumer USA Holdings, Inc.(b)	6,449	106,602
SLM Corp.	26,664	202,113
Synchrony Financial	35,630	725,783
		9,382,152
Diversified Financial Services - 5.3%
Berkshire Hathaway, Inc., Class B*	123,556	22,929,522

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Equitable Holdings, Inc.	26,397	504,447
Voya Financial, Inc.	8,526	384,096
		23,818,065
Equity Real Estate Investment Trusts (REITs) - 13.8%
Acadia Realty Trust	5,490	64,398
Alexandria Real Estate Equities, Inc.	7,743	1,190,254
American Campus Communities, Inc.	8,679	280,332
American Homes 4 Rent, Class A	16,098	406,313
American Tower Corp.	27,980	7,223,597
Americold Realty Trust	12,127	433,055
Apartment Investment and Management Co., Class A	9,407	346,836
Apple Hospitality REIT, Inc.	13,289	135,681
AvalonBay Communities, Inc.	8,824	1,376,632
Boston Properties, Inc.	9,083	780,956
Brandywine Realty Trust	11,128	107,385
Brixmor Property Group, Inc.	18,814	209,964
Camden Property Trust	6,114	559,859
Colony Capital, Inc.	30,756	61,820
Columbia Property Trust, Inc.	7,386	94,024
CoreCivic, Inc.	7,522	90,490
CoreSite Realty Corp.	2,380	297,072
Corporate Office Properties Trust	7,076	176,688
Cousins Properties, Inc.	9,271	288,513
Crown Castle International Corp.	26,262	4,521,266
CubeSmart	12,226	347,952
CyrusOne, Inc.	7,151	531,605
DiamondRock Hospitality Co.	12,642	75,726
Digital Realty Trust, Inc.	16,578	2,379,938
Diversified Healthcare Trust	15,021	53,775
Douglas Emmett, Inc.	10,413	305,726
Duke Realty Corp.	23,219	800,591
EastGroup Properties, Inc.	2,434	282,952
EPR Properties	4,956	156,461
Equinix, Inc.	5,387	3,758,133
Equity Commonwealth	7,702	259,557
Equity LifeStyle Properties, Inc.	11,503	716,637
Equity Residential	22,049	1,335,287
Essex Property Trust, Inc.	4,176	1,013,807
Extra Space Storage, Inc.	8,181	791,512
Federal Realty Investment Trust	4,437	354,561
First Industrial Realty Trust, Inc.	8,019	303,760
Gaming and Leisure Properties, Inc.	12,884	445,013
GEO Group, Inc. (The)	7,658	91,743
Healthcare Realty Trust, Inc.	8,448	259,354
Healthcare Trust of America, Inc., Class A	13,089	346,466
Healthpeak Properties, Inc.	31,262	770,296
Highwoods Properties, Inc.	6,557	250,936
Host Hotels & Resorts, Inc.	45,303	540,918
Hudson Pacific Properties, Inc.	9,788	236,576
Invitation Homes, Inc.	34,005	894,331
Iron Mountain, Inc.	18,138	467,235
JBG SMITH Properties	7,454	221,607
Kilroy Realty Corp.	6,161	351,916
Kimco Realty Corp.	26,669	296,293
Lamar Advertising Co., Class A	5,432	360,142
Lexington Realty Trust	15,655	152,167
Life Storage, Inc.	2,947	287,273
Macerich Co. (The)(b)	6,960	47,398
Mack-Cali Realty Corp.	5,714	86,910
Medical Properties Trust, Inc.	32,697	591,162
Mid-America Apartment Communities, Inc.	7,206	838,490
National Health Investors, Inc.	2,778	154,151
National Retail Properties, Inc.	10,844	340,393
Omega Healthcare Investors, Inc.	13,822	430,417
Outfront Media, Inc.	9,064	127,259
Paramount Group, Inc.	12,715	98,033
Park Hotels & Resorts, Inc.	15,121	148,639
Pebblebrook Hotel Trust	8,248	112,668
Physicians Realty Trust	11,715	202,318
Piedmont Office Realty Trust, Inc., Class A	7,946	132,539
PotlatchDeltic Corp.	4,243	144,220
Prologis, Inc.	46,633	4,266,919
PS Business Parks, Inc.	1,266	169,188
Public Storage	9,488	1,923,597
Rayonier, Inc.	8,169	194,014
Realty Income Corp.	20,587	1,138,667
Regency Centers Corp.	10,584	452,889
Retail Properties of America, Inc., Class A	13,492	73,127
Rexford Industrial Realty, Inc.	7,002	278,680
RLJ Lodging Trust	10,769	111,028
Ryman Hospitality Properties, Inc.	3,437	117,477
Sabra Health Care REIT, Inc.	12,215	164,414
SBA Communications Corp.	7,111	2,233,778
Service Properties Trust	10,394	70,159
Simon Property Group, Inc.	19,410	1,119,957
SITE Centers Corp.	9,424	53,434
SL Green Realty Corp.	5,164	217,508
Spirit Realty Capital, Inc.	6,299	179,081
STORE Capital Corp.	13,497	261,032
Sun Communities, Inc.	5,852	802,836
Sunstone Hotel Investors, Inc.	14,200	125,670
Taubman Centers, Inc.	3,868	159,903
UDR, Inc.	18,512	684,574
Urban Edge Properties	7,271	70,892
Ventas, Inc.	23,543	822,828
VEREIT, Inc.	67,439	369,566
VICI Properties, Inc.	29,120	571,334
Vornado Realty Trust	10,007	362,353
Washington REIT	5,092	111,668
Weingarten Realty Investors	7,640	136,603
Welltower, Inc.	25,632	1,298,773
Weyerhaeuser Co.	47,068	950,303
WP Carey, Inc.	10,883	652,000
Xenia Hotels & Resorts, Inc.	7,112	64,008
		61,748,238
Insurance - 8.6%
Aflac, Inc.	46,375	1,691,296
Alleghany Corp.	911	467,434
Allstate Corp. (The)	20,465	2,001,682
American Financial Group, Inc.	4,728	284,815
American International Group, Inc.	54,965	1,652,248
Aon plc, Class A	14,790	2,912,891
Arch Capital Group Ltd.*	25,602	722,488
Arthur J Gallagher & Co.	11,782	1,110,807
Assurant, Inc.	3,828	392,676
Assured Guaranty Ltd.	6,024	156,202
Athene Holding Ltd., Class A*	7,493	216,473
Axis Capital Holdings Ltd.	5,304	199,112
Brighthouse Financial, Inc.*	6,902	205,058
Brown & Brown, Inc.	14,751	592,990
Chubb Ltd.	28,626	3,490,654

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Cincinnati Financial Corp.	9,597	565,743
CNA Financial Corp.	1,715	51,844
CNO Financial Group, Inc.	9,546	136,985
Enstar Group Ltd.*	932	132,717
Erie Indemnity Co., Class A	1,166	210,160
Everest Re Group Ltd.	2,575	510,906
Fidelity National Financial, Inc.	17,377	554,326
First American Financial Corp.	7,095	358,227
Genworth Financial, Inc., Class A*	31,789	96,956
Globe Life, Inc.	6,293	484,687
Hanover Insurance Group, Inc. (The)	2,488	249,671
Hartford Financial Services Group, Inc. (The)	22,765	871,672
Kemper Corp.	3,958	250,937
Lincoln National Corp.	12,527	475,149
Loews Corp.	16,159	537,125
Markel Corp.*	875	785,242
Marsh & McLennan Cos., Inc.	31,876	3,376,306
Mercury General Corp.	1,713	68,914
MetLife, Inc.	49,378	1,778,102
Old Republic International Corp.	18,035	281,166
Primerica, Inc.	2,614	297,055
Principal Financial Group, Inc.	16,311	629,931
ProAssurance Corp.	3,397	46,879
Progressive Corp. (The)	36,932	2,868,878
Prudential Financial, Inc.	25,391	1,547,835
Reinsurance Group of America, Inc.	3,956	359,007
RenaissanceRe Holdings Ltd.	2,788	467,994
RLI Corp.	2,522	199,137
Selective Insurance Group, Inc.	3,753	196,845
Travelers Cos., Inc. (The)	16,302	1,743,988
Unum Group	13,028	197,374
White Mountains Insurance Group Ltd.	191	174,872
Willis Towers Watson plc	8,121	1,647,751
WR Berkley Corp.	9,164	531,054
		38,782,261
IT Services - 8.5%
Mastercard, Inc., Class A	56,075	16,872,407
Visa, Inc., Class A	108,132	21,111,692
		37,984,099
Mortgage Real Estate Investment Trusts (REITs) - 0.4%
AGNC Investment Corp.	34,165	442,095
Annaly Capital Management, Inc.	90,331	556,439
Blackstone Mortgage Trust, Inc., Class A	8,482	200,090
Chimera Investment Corp.(b)	11,821	98,232
Invesco Mortgage Capital, Inc.(b)	10,154	28,127
MFA Financial, Inc.	28,533	48,221
New Residential Investment Corp.	26,245	188,177
Starwood Property Trust, Inc.	17,809	236,147
Two Harbors Investment Corp.	17,236	77,907
		1,875,435
Professional Services - 0.4%
CoStar Group, Inc.*	2,461	1,616,385

Real Estate Management & Development - 0.3%
CBRE Group, Inc., Class A*	21,145	929,957
Howard Hughes Corp. (The)*	2,731	138,325
Jones Lang LaSalle, Inc.	3,256	333,415
		1,401,697
Thrifts & Mortgage Finance - 0.3%
Capitol Federal Financial, Inc.	8,939	104,810
Essent Group Ltd.	6,214	205,373
MGIC Investment Corp.	22,025	180,825
New York Community Bancorp, Inc.	29,518	296,656
Radian Group, Inc.	12,708	201,803
TFS Financial Corp.	3,182	49,034
Washington Federal, Inc.	4,950	128,007
		1,166,508
TOTAL COMMON STOCKS (Cost $249,518,565)		297,206,873

SECURITIES LENDING REINVESTMENTS(c) - 0.1%

INVESTMENT COMPANIES - 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $417,797)	417,797	417,797

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 10.1%

REPURCHASE AGREEMENTS(d) - 10.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $45,298,201
(Cost $45,298,012)	45,298,012	45,298,012

Total Investments - 76.5% (Cost $295,234,374)		342,922,682
Other Assets Less Liabilities - 23.5%		105,375,974
Net Assets - 100.0%		448,298,656

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $81,718,269.
(b)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $539,222, collateralized in the form of cash with a value of $417,797 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $143,164 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% — 8.75%, and maturity dates ranging from August 15, 2020 — May 15, 2048; a total value of $560,961.

(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $417,797.
(d)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to the financial statements.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$180,041,851
Aggregate gross unrealized depreciation	(37,146,890)
Net unrealized appreciation	$142,894,961
Federal income tax cost	$295,597,125

Swap Agreements(a)

Ultra Financials had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date(b)	Counterparty	Rate Paid (Received)(c)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(d) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(e) ($)
21,965,047	1/8/2021	Bank of America NA	0.77%	Dow Jones U.S. FinancialsSM Index(f)	6,763,756	(6,763,756)	—	—
127,870,276	1/8/2021	BNP Paribas SA	0.77%	Dow Jones U.S. FinancialsSM Index(f)	12,012,686	(12,012,686)	—	—
17,922,367	3/8/2021	Citibank NA	0.79%	Dow Jones U.S. FinancialsSM Index(f)	4,679,805	—	(4,679,805)	—
67,718,695	1/8/2021	Credit Suisse International	0.52%	Dow Jones U.S. FinancialsSM Index(f)	6,043,464	—	(6,043,464)	—
93,064,496	2/8/2021	Goldman Sachs International	0.59%	Dow Jones U.S. FinancialsSM Index(f)	5,479,686	(5,479,686)	—	—
1,694,763	1/6/2021	Morgan Stanley & Co. International plc	0.19%	Dow Jones U.S. FinancialsSM Index(f)	(340,911)	—	340,911	—
159,764,917	1/8/2021	Societe Generale	0.92%	Dow Jones U.S. FinancialsSM Index(f)	48,823,072	(48,823,072)	—	—
110,274,453	1/8/2021	UBS AG	0.87%	Dow Jones U.S. FinancialsSM Index(f)	12,107,846	(12,107,846)	—	—

600,275,014					95,569,404
				Total Unrealized Appreciation	95,910,315
				Total Unrealized Depreciation	(340,911)

(a)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(b)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(c)

Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(d)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(e)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

(f)	See the Common Stocks section of the preceding Summary Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

Ultra Industrials

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)
COMMON STOCKS(a) - 72.2%

Aerospace & Defense - 10.6%
Axon Enterprise, Inc.*	191	14,508
Boeing Co. (The)	1,719	250,716
BWX Technologies, Inc.	307	19,209
Curtiss-Wright Corp.	137	13,741
General Dynamics Corp.	752	110,416
HEICO Corp.	129	12,998
HEICO Corp., Class A	232	19,476
Hexcel Corp.	271	9,808
Howmet Aerospace, Inc.	1,245	16,285
Huntington Ingalls Industries, Inc.	132	26,386
L3Harris Technologies, Inc.	712	142,008
Lockheed Martin Corp.	797	309,587
Mercury Systems, Inc.*	178	15,904
Moog, Inc., Class A	104	5,646
Northrop Grumman Corp.	504	168,941
Raytheon Technologies Corp.	4,694	302,857
Spirit AeroSystems Holdings, Inc., Class A	332	7,195
Teledyne Technologies, Inc.*	118	44,146
Textron, Inc.	734	22,732
TransDigm Group, Inc.	161	68,396
		1,580,955
Air Freight & Logistics - 2.9%
CH Robinson Worldwide, Inc.	434	35,211
Expeditors International of Washington, Inc.	547	41,774
FedEx Corp.	770	100,531
United Parcel Service, Inc., Class B	2,252	224,547
XPO Logistics, Inc.*	298	23,485
		425,548
Building Products - 2.7%
Allegion plc	299	29,811
AO Smith Corp.	441	20,948
Armstrong World Industries, Inc.	156	11,761
Carrier Global Corp.*	2,608	53,386
Fortune Brands Home & Security, Inc.	447	27,249
Johnson Controls International plc	2,479	77,865
Lennox International, Inc.	113	24,164
Masco Corp.	915	42,685
Owens Corning	351	18,427
Resideo Technologies, Inc.*	399	2,817
Trane Technologies plc	770	69,462
Trex Co., Inc.*	187	22,462
		401,037
Chemicals - 1.0%
Sherwin-Williams Co. (The)	263	156,183

Commercial Services & Supplies - 2.3%
ADT, Inc.(b)	340	2,407
Brink’s Co. (The)	162	6,496
Cimpress plc*	84	7,571
Cintas Corp.	268	66,453
Clean Harbors, Inc.*	166	9,859
Covanta Holding Corp.	377	3,393
Deluxe Corp.	134	3,126
MSA Safety, Inc.	115	13,678
Republic Services, Inc.	678	57,942
Stericycle, Inc.*	292	16,011
Tetra Tech, Inc.	175	13,808
Waste Management, Inc.	1,255	133,971
		334,715
Construction & Engineering - 0.7%
AECOM*	504	19,540
EMCOR Group, Inc.	181	11,503
Fluor Corp.	453	5,259
Jacobs Engineering Group, Inc.	435	36,549
MasTec, Inc.*	193	7,556
Quanta Services, Inc.	458	16,914
Valmont Industries, Inc.	70	7,980
		105,301
Construction Materials - 0.7%
Eagle Materials, Inc.	133	8,879
Martin Marietta Materials, Inc.	201	38,610
Summit Materials, Inc., Class A*	362	5,499
Vulcan Materials Co.	425	46,036
		99,024
Containers & Packaging - 2.6%
Amcor plc	5,212	53,214
AptarGroup, Inc.	205	22,835
Avery Dennison Corp.	267	29,549
Ball Corp.	1,051	74,894
Berry Global Group, Inc.*	425	19,087
Crown Holdings, Inc.*	436	28,527
Graphic Packaging Holding Co.	935	13,529
International Paper Co.	1,260	42,903
O-I Glass, Inc.	504	3,861
Packaging Corp. of America	304	30,829
Sealed Air Corp.	497	15,954
Silgan Holdings, Inc.	249	8,326
Sonoco Products Co.	322	16,683
Westrock Co.	828	23,234
		383,425
Electrical Equipment - 3.2%
Acuity Brands, Inc.	127	10,941
AMETEK, Inc.	735	67,407
Eaton Corp. plc	1,331	113,002
Emerson Electric Co.	1,960	119,599
EnerSys	135	8,546
Generac Holdings, Inc.*	201	22,365
GrafTech International Ltd.	199	1,361
Hubbell, Inc.	174	21,301
nVent Electric plc	501	9,183
Regal Beloit Corp.	132	10,499
Rockwell Automation, Inc.	371	80,195
Sensata Technologies Holding plc*	510	18,182
		482,581
Electronic Equipment, Instruments & Components - 3.8%
Amphenol Corp., Class A	953	92,022
Anixter International, Inc.*	97	9,284
Arrow Electronics, Inc.*	262	18,099
Avnet, Inc.	323	8,798
Belden, Inc.	125	4,255
Cognex Corp.	548	31,094
Coherent, Inc.*	77	11,181
Corning, Inc.	2,473	56,360
Dolby Laboratories, Inc., Class A	205	12,450
FLIR Systems, Inc.	431	19,912
IPG Photonics Corp.*	115	17,871
Itron, Inc.*	114	7,344
Jabil, Inc.	446	13,344
Keysight Technologies, Inc.*	604	65,310

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Littelfuse, Inc.	78	12,674
National Instruments Corp.	380	14,714
TE Connectivity Ltd.	1,076	87,425
Trimble, Inc.*	801	31,335
Vishay Intertechnology, Inc.	427	6,943
Zebra Technologies Corp., Class A*	173	45,208
		565,623
Industrial Conglomerates - 6.5%
3M Co.	1,849	289,258
Carlisle Cos., Inc.	182	21,815
General Electric Co.	28,083	184,505
Honeywell International, Inc.	2,298	335,163
Roper Technologies, Inc.	335	131,923
		962,664
IT Services - 15.6%
Accenture plc, Class A	2,043	411,910
Alliance Data Systems Corp.	132	6,116
Automatic Data Processing, Inc.	1,391	203,768
Black Knight, Inc.*	481	37,027
Broadridge Financial Solutions, Inc.	370	44,807
Euronet Worldwide, Inc.*	173	16,388
Fidelity National Information Services, Inc.	1,976	274,328
Fiserv, Inc.*	1,837	196,137
FleetCor Technologies, Inc.*	280	68,261
Genpact Ltd.	495	17,795
Global Payments, Inc.	968	173,746
Jack Henry & Associates, Inc.	247	44,672
MAXIMUS, Inc.	205	14,764
Paychex, Inc.	1,024	74,015
PayPal Holdings, Inc.*	3,775	585,162
Sabre Corp.	884	6,161
Square, Inc., Class A*	1,102	89,350
Western Union Co. (The)	1,349	27,007
WEX, Inc.*	138	20,435
		2,311,849
Life Sciences Tools & Services - 0.2%
PerkinElmer, Inc.	357	35,868

Machinery - 9.5%
AGCO Corp.	201	11,101
Allison Transmission Holdings, Inc.	383	14,447
Barnes Group, Inc.	152	5,743
Caterpillar, Inc.	1,777	213,471
Colfax Corp.*	267	7,492
Crane Co.	164	9,138
Cummins, Inc.	492	83,443
Deere & Co.	1,012	153,945
Donaldson Co., Inc.	407	19,312
Dover Corp.	467	45,416
Flowserve Corp.	421	10,988
Fortive Corp.	951	57,992
Gates Industrial Corp. plc*	152	1,528
Graco, Inc.	537	25,889
Hillenbrand, Inc.	239	6,152
IDEX Corp.	245	39,046
Illinois Tool Works, Inc.	939	161,940
Ingersoll Rand, Inc.*	1,104	31,133
ITT, Inc.	282	16,271
Kennametal, Inc.	266	7,379
Lincoln Electric Holdings, Inc.	197	16,187
Middleby Corp. (The)*	181	12,326
Navistar International Corp.*	211	5,305
Nordson Corp.	165	31,078
Oshkosh Corp.	220	15,800
Otis Worldwide Corp.	1,302	68,550
PACCAR, Inc.	1,112	82,132
Parker-Hannifin Corp.	413	74,328
Pentair plc	542	21,214
Snap-on, Inc.	176	22,825
Terex Corp.	214	3,364
Timken Co. (The)	219	9,316
Toro Co. (The)	343	24,377
Trinity Industries, Inc.	318	6,350
Welbilt, Inc.*	426	2,590
Westinghouse Air Brake Technologies Corp.	586	35,787
Woodward, Inc.	181	12,413
Xylem, Inc.	578	38,345
		1,404,113
Marine - 0.1%
Kirby Corp.*	193	9,897

Metals & Mining - 0.0%(c)
Arconic Corp.*	1	14

Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	378	8,925

Professional Services - 2.1%
ASGN, Inc.*	169	10,409
CoreLogic, Inc.	255	12,638
Equifax, Inc.	389	59,735
FTI Consulting, Inc.*	121	14,576
Insperity, Inc.	121	6,272
Korn Ferry	178	5,386
ManpowerGroup, Inc.	190	13,136
Nielsen Holdings plc	1,145	15,904
Robert Half International, Inc.	378	19,180
TransUnion	607	52,378
TriNet Group, Inc.*	142	7,630
Verisk Analytics, Inc.	527	91,002
		308,246
Road & Rail - 5.9%
CSX Corp.	2,500	178,950
JB Hunt Transport Services, Inc.	273	32,670
Kansas City Southern	319	48,016
Knight-Swift Transportation Holdings, Inc.	397	16,519
Landstar System, Inc.	127	14,765
Norfolk Southern Corp.	839	149,585
Old Dominion Freight Line, Inc.	305	52,182
Ryder System, Inc.	171	5,859
Union Pacific Corp.	2,232	379,128
		877,674
Trading Companies & Distributors - 1.7%
Air Lease Corp.	337	10,147
Applied Industrial Technologies, Inc.	124	7,192
Fastenal Co.	1,844	76,084
GATX Corp.	114	7,152
HD Supply Holdings, Inc.*	534	16,933

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
MSC Industrial Direct Co., Inc., Class A	144	9,985
SiteOne Landscape Supply, Inc.*	133	14,139
United Rentals, Inc.*	243	33,750
Univar Solutions, Inc.*	447	6,911
Watsco, Inc.	105	18,681
WESCO International, Inc.*	134	4,462
WW Grainger, Inc.	140	43,347
		248,783
Transportation Infrastructure - 0.0%(c)
Macquarie Infrastructure Corp.	249	7,069

TOTAL COMMON STOCKS (Cost $11,895,053)		10,709,494

SECURITIES LENDING REINVESTMENTS(d) - 0.0%(c)

INVESTMENT COMPANIES - 0.0%(c)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $1,994)	1,994	1,994

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 23.1%

REPURCHASE AGREEMENTS(e) - 23.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $3,433,813 (Cost $3,433,798)	3,433,798	3,433,798

Total Investments - 95.3% (Cost $15,330,845)		14,145,286
Other Assets Less Liabilities - 4.7%		692,494
Net Assets - 100.0%		14,837,780

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $3,145,827.
(b)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $2,166, collateralized in the form of cash with a value of $1,994 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $222 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% — 8.75%, and maturity dates ranging from August 15, 2020 — May 15, 2048; a total value of $2,216.

(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $1,994.
(e)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,548,591
Aggregate gross unrealized depreciation	(6,475,821)
Net unrealized depreciation	$(4,927,230)
Federal income tax cost	$15,335,996

See accompanying notes to the financial statements.

Swap Agreements(a)

Ultra Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date(b)	Counterparty	Rate Paid (Received)(c)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(d) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(e) ($)
2,468,665	1/6/2021	Bank of America NA	0.22%	iShares® U.S. Industrials ETF	(316,403)
3,249,241	1/6/2021	Bank of America NA	0.52%	Dow Jones U.S. IndustrialsSM Index	(2,156,502)
5,717,906					(2,472,905)	—	2,472,905	—
656,902	1/20/2021	Citibank NA	0.39%	Dow Jones U.S. IndustrialsSM Index	(73,270)	—	73,270	—
130,236	11/8/2021	Credit Suisse International	0.52%	Dow Jones U.S. IndustrialsSM Index	(15,526)	—	15,526	—

625,417	12/7/2020	Goldman Sachs International	0.59%	Dow Jones U.S. IndustrialsSM Index	(70,560)	—	70,560	—
344,541	11/6/2020	Morgan Stanley & Co. International plc	0.72%	Dow Jones U.S. IndustrialsSM Index	(27,361)
1,926,086	11/6/2020	Morgan Stanley & Co. International plc	0.47%	iShares® U.S. Industrials ETF	(130,769)
2,270,627					(158,130)	—	158,130	—
8,212,510	11/6/2020	Societe Generale	0.72%	Dow Jones U.S. IndustrialsSM Index	452,024	(312,901)	—	139,123

1,373,914	11/8/2021	UBS AG	0.57%	Dow Jones U.S. IndustrialsSM Index	(1,398,153)	1,394,656	3,497	—

18,987,512					(3,736,520)
				Total Unrealized Appreciation	452,024
				Total Unrealized Depreciation	(4,188,544)

(a)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(b)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(c)

Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(d)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(e)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)
COMMON STOCKS(a) - 71.1%

Aerospace & Defense - 1.3%
Axon Enterprise, Inc.*	2,853	216,714
Curtiss-Wright Corp.	2,057	206,317
Mercury Systems, Inc.*	2,674	238,922
Teledyne Technologies, Inc.*	1,750	654,710
		1,316,663
Air Freight & Logistics - 0.3%
XPO Logistics, Inc.*	4,435	349,522

Airlines - 0.1%
JetBlue Airways Corp.*	13,883	139,802

Auto Components - 1.0%
Adient plc*	4,188	71,238
Dana, Inc.	6,925	87,532
Delphi Technologies plc*	4,140	53,323
Gentex Corp.	12,170	321,775
Goodyear Tire & Rubber Co. (The)	11,186	85,125
Lear Corp.	2,643	280,290
Visteon Corp.*	1,344	96,768
		996,051
Automobiles - 0.2%
Thor Industries, Inc.	2,659	229,206

Banks - 4.2%
Associated Banc-Corp.	7,663	107,359
BancorpSouth Bank	4,619	102,680
Bank of Hawaii Corp.	1,941	124,865
Bank OZK	5,815	130,779
Cathay General Bancorp	3,640	98,972
CIT Group, Inc.	4,560	82,718
Commerce Bancshares, Inc.	4,987	317,821
Cullen/Frost Bankers, Inc.	2,739	208,082
East West Bancorp, Inc.	7,002	244,720
First Financial Bankshares, Inc.	6,537	200,294
First Horizon National Corp.	14,970	139,969
FNB Corp.	15,633	115,841
Fulton Financial Corp.	7,892	88,469
Hancock Whitney Corp.	4,195	90,696
Home BancShares, Inc.	7,467	108,047
International Bancshares Corp.	2,755	84,799
PacWest Bancorp	5,763	99,758
Pinnacle Financial Partners, Inc.	3,463	138,001
Prosperity Bancshares, Inc.	4,538	296,740
Signature Bank	2,592	266,743
Sterling Bancorp	9,720	119,556
Synovus Financial Corp.	7,048	135,251
TCF Financial Corp.	7,379	213,401
Texas Capital Bancshares, Inc.*	2,418	64,706
Trustmark Corp.	3,092	73,559
UMB Financial Corp.	2,076	106,457
Umpqua Holdings Corp.	10,596	120,688
United Bankshares, Inc.	6,161	179,162
Valley National Bancorp	18,841	150,351
Webster Financial Corp.	4,425	125,227
Wintrust Financial Corp.	2,745	116,278
		4,451,989
Beverages - 0.2%
Boston Beer Co., Inc. (The), Class A*	445	251,305

Biotechnology - 0.8%
Arrowhead Pharmaceuticals, Inc.*	4,814	155,203
Exelixis, Inc.*	14,611	361,038
Ligand Pharmaceuticals, Inc.*(b)	792	80,444
United Therapeutics Corp.*	2,114	249,346
		846,031
Building Products - 1.0%
Lennox International, Inc.	1,685	360,320
Owens Corning	5,237	274,943
Resideo Technologies, Inc.*	5,911	41,732
Trex Co., Inc.*	2,804	336,816
		1,013,811
Capital Markets - 2.0%
Affiliated Managers Group, Inc.	2,366	157,623
Eaton Vance Corp.	5,439	196,076
Evercore, Inc., Class A	1,884	103,827
FactSet Research Systems, Inc.	1,829	562,436
Federated Hermes, Inc., Class B	4,625	102,397
Interactive Brokers Group, Inc., Class A	3,691	156,314
Janus Henderson Group plc	7,487	161,420
Legg Mason, Inc.	3,923	195,483
SEI Investments Co.	6,074	329,332
Stifel Financial Corp.	3,291	157,014
		2,121,922
Chemicals - 1.9%
Ashland Global Holdings, Inc.	2,899	194,697
Cabot Corp.	2,741	97,908
Chemours Co. (The)	7,869	103,163
Ingevity Corp.*	2,012	105,972
Minerals Technologies, Inc.	1,677	82,693
NewMarket Corp.	351	153,082
Olin Corp.	7,676	92,342
PolyOne Corp.	4,345	107,669
RPM International, Inc.	6,241	466,702
Scotts Miracle-Gro Co. (The)	1,905	271,596
Sensient Technologies Corp.	2,031	101,794
Valvoline, Inc.	9,061	166,269
		1,943,887
Commercial Services & Supplies - 1.2%
Brink’s Co. (The)	2,406	96,481
Clean Harbors, Inc.*	2,468	146,575
Deluxe Corp.	2,022	47,173
Healthcare Services Group, Inc.	3,568	85,347
Herman Miller, Inc.	2,843	65,446
HNI Corp.	2,062	52,519
KAR Auction Services, Inc.	6,197	88,927
MSA Safety, Inc.	1,718	204,339
Stericycle, Inc.*	4,380	240,155
Tetra Tech, Inc.	2,626	207,191
		1,234,153
Communications Equipment - 0.9%
Ciena Corp.*	7,440	411,135
InterDigital, Inc.	1,500	82,455
Lumentum Holdings, Inc.*	3,709	271,944
NetScout Systems, Inc.*	3,171	87,107
ViaSat, Inc.*	2,778	116,676
		969,317

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Construction & Engineering - 0.8%
AECOM*	7,555	292,907
Dycom Industries, Inc.*	1,516	63,824
EMCOR Group, Inc.	2,697	171,394
Fluor Corp.	6,745	78,310
MasTec, Inc.*	2,902	113,613
Valmont Industries, Inc.	1,041	118,674
		838,722
Construction Materials - 0.1%
Eagle Materials, Inc.	2,005	133,854

Consumer Finance - 0.4%
FirstCash, Inc.	2,056	143,447
LendingTree, Inc.*	373	96,988
Navient Corp.	8,180	60,859
SLM Corp.	20,305	153,912
		455,206
Containers & Packaging - 0.8%
AptarGroup, Inc.	3,075	342,524
Greif, Inc., Class A	1,268	43,087
O-I Glass, Inc.	7,487	57,350
Silgan Holdings, Inc.	3,733	124,832
Sonoco Products Co.	4,814	249,413
		817,206
Distributors - 0.5%
Pool Corp.	1,921	516,787

Diversified Consumer Services - 0.8%
Adtalem Global Education, Inc.*	2,592	86,728
Graham Holdings Co., Class B	212	75,945
Grand Canyon Education, Inc.*	2,324	226,799
Service Corp. International	8,789	346,550
WW International, Inc.*	2,235	53,417
		789,439
Diversified Financial Services - 0.2%
Jefferies Financial Group, Inc.	11,508	168,592

Electric Utilities - 1.0%
ALLETE, Inc.	2,480	145,650
Hawaiian Electric Industries, Inc.	5,245	206,968
IDACORP, Inc.	2,421	225,710
OGE Energy Corp.	9,626	301,486
PNM Resources, Inc.	3,836	156,586
		1,036,400
Electrical Equipment - 1.2%
Acuity Brands, Inc.	1,905	164,116
EnerSys	2,030	128,499
Generac Holdings, Inc.*	3,010	334,923
Hubbell, Inc.	2,618	320,495
nVent Electric plc	7,484	137,182
Regal Beloit Corp.	1,967	156,455
		1,241,670
Electronic Equipment, Instruments & Components - 2.8%
Arrow Electronics, Inc.*	3,917	270,586
Avnet, Inc.	4,858	132,332
Belden, Inc.	1,855	63,144
Cognex Corp.	8,220	466,403
Coherent, Inc.*	1,164	169,025
II-VI, Inc.*	4,195	199,388
Jabil, Inc.	6,685	200,015
Littelfuse, Inc.	1,173	190,601
National Instruments Corp.	5,678	219,852
SYNNEX Corp.	1,963	209,354
Tech Data Corp.*	1,698	231,336
Trimble, Inc.*	11,980	468,658
Vishay Intertechnology, Inc.	6,367	103,527
		2,924,221
Energy Equipment & Services - 0.1%
Apergy Corp.*(b)	3,730	33,831
Transocean Ltd.*	27,665	36,795
		70,626
Entertainment - 0.2%
Cinemark Holdings, Inc.	5,128	77,074
World Wrestling Entertainment, Inc., Class A	2,284	105,681
		182,755
Equity Real Estate Investment Trusts (REITs) - 6.6%
American Campus Communities, Inc.	6,607	213,406
Brixmor Property Group, Inc.	14,324	159,856
Camden Property Trust	4,654	426,167
CoreCivic, Inc.	5,723	68,848
CoreSite Realty Corp.	1,942	242,400
Corporate Office Properties Trust	5,386	134,488
Cousins Properties, Inc.	7,057	219,614
CyrusOne, Inc.	5,440	404,410
Douglas Emmett, Inc.	7,930	232,825
EastGroup Properties, Inc.	1,847	214,714
EPR Properties	3,778	119,272
First Industrial Realty Trust, Inc.	6,104	231,220
GEO Group, Inc. (The)	5,829	69,831
Healthcare Realty Trust, Inc.	6,432	197,462
Highwoods Properties, Inc.	4,989	190,929
Hudson Pacific Properties, Inc.	7,428	179,535
JBG SMITH Properties	5,680	168,866
Kilroy Realty Corp.	4,692	268,007
Lamar Advertising Co., Class A	4,137	274,283
Life Storage, Inc.	2,242	218,550
Macerich Co. (The)(b)	5,303	36,113
Mack-Cali Realty Corp.	4,357	66,270
Medical Properties Trust, Inc.	24,889	449,993
National Retail Properties, Inc.	8,260	259,281
Omega Healthcare Investors, Inc.	10,510	327,281
Park Hotels & Resorts, Inc.	11,516	113,202
Pebblebrook Hotel Trust	6,280	85,785
Physicians Realty Trust	9,558	165,067
PotlatchDeltic Corp.	3,235	109,958
PS Business Parks, Inc.	961	128,428
Rayonier, Inc.	6,668	158,365
Sabra Health Care REIT, Inc.	9,876	132,931
Service Properties Trust	7,919	53,453
Spirit Realty Capital, Inc.	4,799	136,436
STORE Capital Corp.	10,339	199,956
Taubman Centers, Inc.	2,949	121,912
Urban Edge Properties	5,535	53,966
Weingarten Realty Investors	5,818	104,026
		6,937,106
Food & Staples Retailing - 0.6%
BJ’s Wholesale Club Holdings, Inc.*	5,876	211,536
Casey’s General Stores, Inc.	1,773	283,201
Sprouts Farmers Market, Inc.*	5,686	142,889
		637,626
Food Products - 1.5%
Darling Ingredients, Inc.*	7,876	183,590
Flowers Foods, Inc.	9,261	218,467

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Hain Celestial Group, Inc. (The)*	3,863	121,607
Ingredion, Inc.	3,207	270,126
Lancaster Colony Corp.	952	146,094
Pilgrim’s Pride Corp.*	2,520	52,088
Post Holdings, Inc.*	3,195	278,157
Sanderson Farms, Inc.	949	125,287
Tootsie Roll Industries, Inc.	833	29,687
TreeHouse Foods, Inc.*	2,700	142,317
		1,567,420
Gas Utilities - 1.2%
National Fuel Gas Co.	4,150	174,175
New Jersey Resources Corp.	4,592	161,271
ONE Gas, Inc.	2,533	212,696
Southwest Gas Holdings, Inc.	2,628	199,597
Spire, Inc.	2,454	178,946
UGI Corp.	10,056	320,183
		1,246,868
Health Care Equipment & Supplies - 2.3%
Avanos Medical, Inc.*	2,303	66,925
Cantel Medical Corp.	1,800	75,744
Globus Medical, Inc., Class A*	3,699	202,150
Haemonetics Corp.*	2,442	267,838
Hill-Rom Holdings, Inc.	3,207	326,056
ICU Medical, Inc.*	930	185,647
Integra LifeSciences Holdings Corp.*	3,424	178,425
LivaNova plc*	2,332	124,739
Masimo Corp.*	2,358	566,368
NuVasive, Inc.*	2,507	151,924
Penumbra, Inc.*	1,549	267,078
		2,412,894
Health Care Providers & Services - 2.3%
Acadia Healthcare Co., Inc.*	4,261	121,907
Amedisys, Inc.*	1,554	298,446
Chemed Corp.	772	369,410
Encompass Health Corp.	4,744	347,498
HealthEquity, Inc.*	3,410	211,318
LHC Group, Inc.*	1,420	230,764
MEDNAX, Inc.*	4,058	63,021
Molina Healthcare, Inc.*	3,016	560,433
Patterson Cos., Inc.	4,143	81,575
Tenet Healthcare Corp.*	4,993	108,648
		2,393,020
Health Care Technology - 0.0%(c)
Allscripts Healthcare Solutions, Inc.*	7,814	49,384

Hotels, Restaurants & Leisure - 2.5%
Boyd Gaming Corp.	3,851	82,334
Brinker International, Inc.	1,796	47,325
Caesars Entertainment Corp.*	26,845	305,765
Cheesecake Factory, Inc. (The)	1,971	42,337
Choice Hotels International, Inc.	1,525	123,266
Churchill Downs, Inc.	1,708	226,600
Cracker Barrel Old Country Store, Inc.	1,161	124,378
Dunkin’ Brands Group, Inc.	3,982	254,330
Eldorado Resorts, Inc.*(b)	3,140	111,344
Jack in the Box, Inc.	1,134	76,001
Marriott Vacations Worldwide Corp.	1,798	161,515
Papa John’s International, Inc.	1,061	82,641
Penn National Gaming, Inc.*	6,054	198,632
Scientific Games Corp.*	2,605	40,977
Six Flags Entertainment Corp.	3,785	86,979
Texas Roadhouse, Inc.	3,137	162,653
Wendy’s Co. (The)	8,849	188,130
Wyndham Destinations, Inc.	4,363	138,743
Wyndham Hotels & Resorts, Inc.	4,579	210,314
		2,664,264
Household Durables - 0.9%
Helen of Troy Ltd.*	1,214	220,851
KB Home	4,124	136,422
Taylor Morrison Home Corp., Class A*	6,364	123,016
Tempur Sealy International, Inc.*	2,184	142,462
Toll Brothers, Inc.	5,808	187,657
TRI Pointe Group, Inc.*	6,700	95,944
		906,352
Household Products - 0.1%
Energizer Holdings, Inc.	3,091	135,633

Industrial Conglomerates - 0.3%
Carlisle Cos., Inc.	2,729	327,098

Insurance - 3.3%
Alleghany Corp.	688	353,013
American Financial Group, Inc.	3,596	216,623
Brighthouse Financial, Inc.*	5,256	156,156
Brown & Brown, Inc.	11,246	452,089
CNO Financial Group, Inc.	7,270	104,324
First American Financial Corp.	5,408	273,050
Genworth Financial, Inc., Class A*	24,210	73,840
Hanover Insurance Group, Inc. (The)	1,896	190,264
Kemper Corp.	3,014	191,088
Mercury General Corp.	1,301	52,339
Old Republic International Corp.	13,730	214,051
Primerica, Inc.	1,994	226,598
Reinsurance Group of America, Inc.	3,013	273,430
RenaissanceRe Holdings Ltd.	2,124	356,535
RLI Corp.	1,915	151,208
Selective Insurance Group, Inc.	2,856	149,797
		3,434,405
Interactive Media & Services - 0.2%
TripAdvisor, Inc.	5,049	97,345
Yelp, Inc.*	3,073	66,807
		164,152
Internet & Direct Marketing Retail - 0.7%
Etsy, Inc.*	5,700	461,586
Grubhub, Inc.*	4,402	249,769
		711,355
IT Services - 1.5%
CACI International, Inc., Class A*	1,210	303,444
KBR, Inc.	6,818	159,882
LiveRamp Holdings, Inc.*	3,254	164,099
MAXIMUS, Inc.	3,077	221,606
Perspecta, Inc.	6,611	146,566
Sabre Corp.	13,176	91,837
Science Applications International Corp.	2,358	207,598
WEX, Inc.*	2,079	307,858
		1,602,890
Leisure Products - 0.6%
Brunswick Corp.	3,922	215,749

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Mattel, Inc.*	16,675	153,577
Polaris, Inc.	2,761	241,146
		610,472
Life Sciences Tools & Services - 2.1%
Bio-Rad Laboratories, Inc., Class A*	1,044	512,938
Bio-Techne Corp.	1,836	486,173
Charles River Laboratories International, Inc.*	2,349	422,021
PRA Health Sciences, Inc.*	3,038	314,433
Repligen Corp.*	2,250	294,683
Syneos Health, Inc.*	3,001	183,031
		2,213,279
Machinery - 3.1%
AGCO Corp.	3,016	166,574
Colfax Corp.*	4,022	112,857
Crane Co.	2,454	136,737
Donaldson Co., Inc.	6,089	288,923
Graco, Inc.	8,027	386,982
ITT, Inc.	4,214	243,148
Kennametal, Inc.	3,983	110,488
Lincoln Electric Holdings, Inc.	2,946	242,073
Nordson Corp.	2,461	463,529
Oshkosh Corp.	3,276	235,282
Terex Corp.	3,151	49,534
Timken Co. (The)	3,258	138,595
Toro Co. (The)	5,131	364,660
Trinity Industries, Inc.	4,716	94,179
Woodward, Inc.	2,714	186,126
		3,219,687
Marine - 0.1%
Kirby Corp.*	2,888	148,097

Media - 0.9%
AMC Networks, Inc., Class A*	2,120	59,932
Cable One, Inc.	238	449,080
John Wiley & Sons, Inc., Class A	2,109	84,782
New York Times Co. (The), Class A	6,919	271,432
TEGNA, Inc.	10,436	122,310
		987,536
Metals & Mining - 1.3%
Allegheny Technologies, Inc.*	6,069	52,679
Carpenter Technology Corp.	2,295	53,634
Commercial Metals Co.	5,707	97,932
Compass Minerals International, Inc.	1,628	78,437
Reliance Steel & Aluminum Co.	3,203	310,691
Royal Gold, Inc.	3,155	420,246
Steel Dynamics, Inc.	10,360	275,162
United States Steel Corp.(b)	8,176	65,735
Worthington Industries, Inc.	1,778	53,198
		1,407,714
Multiline Retail - 0.2%
Dillard’s, Inc., Class A(b)	469	14,075
Ollie’s Bargain Outlet Holdings, Inc.*	2,630	240,513
		254,588
Multi-Utilities - 0.5%
Black Hills Corp.	2,957	182,476
MDU Resources Group, Inc.	9,635	209,658
NorthWestern Corp.	2,423	145,671
		537,805
Oil, Gas & Consumable Fuels - 0.9%
Antero Midstream Corp.	14,290	68,306
Cimarex Energy Co.	4,901	128,798
CNX Resources Corp.*	8,978	91,486
EQT Corp.	12,298	164,055
Equitrans Midstream Corp.(b)	9,929	80,326
Matador Resources Co.*(b)	5,270	41,317
Murphy Oil Corp.	7,189	85,909
PBF Energy, Inc., Class A	4,904	52,080
World Fuel Services Corp.	3,143	80,084
WPX Energy, Inc.*	20,006	113,434
		905,795
Paper & Forest Products - 0.2%
Domtar Corp.	2,752	56,141
Louisiana-Pacific Corp.	5,649	133,373
		189,514
Personal Products - 0.2%
Edgewell Personal Care Co.*	2,611	79,427
Nu Skin Enterprises, Inc., Class A	2,674	99,419
		178,846
Pharmaceuticals - 0.8%
Catalent, Inc.*	7,443	578,544
Nektar Therapeutics*	8,459	183,560
Prestige Consumer Healthcare, Inc.*	2,414	101,871
		863,975
Professional Services - 0.8%
ASGN, Inc.*	2,535	156,131
CoreLogic, Inc.	3,821	189,369
FTI Consulting, Inc.*	1,806	217,551
Insperity, Inc.	1,804	93,519
ManpowerGroup, Inc.	2,839	196,288
		852,858
Real Estate Management & Development - 0.2%
Jones Lang LaSalle, Inc.	2,476	253,542

Road & Rail - 0.7%
Avis Budget Group, Inc.*(b)	2,734	58,863
Knight-Swift Transportation Holdings, Inc.	5,913	246,040
Landstar System, Inc.	1,899	220,778
Ryder System, Inc.	2,566	87,911
Werner Enterprises, Inc.	2,129	98,402
		711,994
Semiconductors & Semiconductor Equipment - 3.2%
Cabot Microelectronics Corp.	1,399	202,659
Cirrus Logic, Inc.*	2,783	201,712
Cree, Inc.*	5,185	273,198
Enphase Energy, Inc.*	3,831	222,926
First Solar, Inc.*	3,647	170,023
MKS Instruments, Inc.	2,623	277,067
Monolithic Power Systems, Inc.	1,946	408,173
Semtech Corp.*	3,187	169,485
Silicon Laboratories, Inc.*	2,083	195,094
SolarEdge Technologies, Inc.*	2,340	332,046
Synaptics, Inc.*	1,612	102,717
Teradyne, Inc.	8,059	540,114
Universal Display Corp.	2,034	298,184
		3,393,398
Software - 3.4%
ACI Worldwide, Inc.*	5,556	153,234
Blackbaud, Inc.	2,363	138,495
CDK Global, Inc.	5,834	229,335

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Ceridian HCM Holding, Inc.*	4,851	334,088
CommVault Systems, Inc.*	2,021	81,770
Fair Isaac Corp.*	1,394	561,294
J2 Global, Inc.*	2,228	174,452
LogMeIn, Inc.	2,348	199,345
Manhattan Associates, Inc.*	3,074	271,742
Paylocity Holding Corp.*	1,708	222,049
PTC, Inc.*	4,995	381,518
Teradata Corp.*	5,414	115,914
Tyler Technologies, Inc.*	1,880	705,583
		3,568,819
Specialty Retail - 1.6%
Aaron’s, Inc.	3,232	119,293
American Eagle Outfitters, Inc.	7,644	70,019
AutoNation, Inc.*	2,836	111,965
Bed Bath & Beyond, Inc.(b)	6,090	44,274
Dick’s Sporting Goods, Inc.	3,061	110,380
Five Below, Inc.*	2,679	280,357
Foot Locker, Inc.	5,148	142,600
Murphy USA, Inc.*	1,392	161,611
RH*	785	170,259
Sally Beauty Holdings, Inc.*	5,596	72,972
Urban Outfitters, Inc.*	3,396	57,528
Williams-Sonoma, Inc.	3,736	310,873
		1,652,131
Technology Hardware, Storage & Peripherals - 0.1%
NCR Corp.*	6,141	110,845

Textiles, Apparel & Luxury Goods - 0.7%
Carter’s, Inc.	2,123	182,387
Columbia Sportswear Co.	1,397	102,065
Deckers Outdoor Corp.*	1,345	245,503
Skechers USA, Inc., Class A*	6,439	201,669
		731,624
Thrifts & Mortgage Finance - 0.5%
Essent Group Ltd.	4,716	155,864
New York Community Bancorp, Inc.	22,479	225,914
Washington Federal, Inc.	3,764	97,337
		479,115
Trading Companies & Distributors - 0.5%
GATX Corp.	1,686	105,779
MSC Industrial Direct Co., Inc., Class A	2,170	150,468
NOW, Inc.*	5,238	39,023
Watsco, Inc.	1,569	279,141
		574,411
Water Utilities - 0.4%
Essential Utilities, Inc.	10,386	454,491

Wireless Telecommunication Services - 0.1%
Telephone and Data Systems, Inc.	4,703	96,364

TOTAL COMMON STOCKS (Cost $79,174,554)		74,626,504

SECURITIES LENDING REINVESTMENTS(d) - 0.1%

INVESTMENT COMPANIES - 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $156,573)	156,573	156,573

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 37.6%
REPURCHASE AGREEMENTS(e) - 37.6%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $39,498,918
(Cost $39,498,753)	39,498,753	39,498,753

Total Investments - 108.8% (Cost $118,829,880)		114,281,830
Liabilities in Excess of Other Assets - (8.8%)		(9,246,057)
Net Assets - 100.0%		105,035,773

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $35,322,187.
(b)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $251,342, collateralized in the form of cash with a value of $156,573 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $102,674 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% — 8.75%, and maturity dates ranging from August 15, 2020 — November 15, 2048; a total value of $259,247.

(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $156,573.
(e)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,266,757
Aggregate gross unrealized depreciation	(34,054,391)
Net unrealized depreciation	$(27,787,634)
Federal income tax cost	$119,094,118

See accompanying notes to the financial statements.

Futures Contracts Purchased

Ultra MidCap400 had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	38	6/19/2020	USD	$6,691,800	$698,577

Swap Agreements(a)

Ultra MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date(b)	Counterparty	Rate Paid (Received)(c)	Underlying Instrument	Value and Unrealized Depreciation(d) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(e) ($)
18,573,240	11/6/2020	Bank of America NA	0.62%	S&P MidCap 400®	(959,675)	—	959,675	—
13,824,785	11/6/2020	BNP Paribas SA	0.62%	S&P MidCap 400®	(653,527)	—	653,527	—
14,356,789	11/6/2020	Citibank NA	0.49%	S&P MidCap 400®	(2,516,437)	—	2,516,437	—
13,682,960	11/8/2021	Credit Suisse International	0.47%	S&P MidCap 400®	(2,853,329)	—	2,853,329	—
6,969,366	12/7/2020	Goldman Sachs International	0.54%	S&P MidCap 400®	(3,337,307)
36,082,171	11/6/2020	Goldman Sachs International	0.29%	SPDR® S&P MidCap 400® ETF Trust	(2,678,371)
43,051,537					(6,015,678)	6,013,737	1,941	—
786,722	1/6/2021	Morgan Stanley & Co. International plc	0.05%	S&P MidCap 400®	(1,642,544)	—	1,642,544	—
18,341,552	1/6/2021	Societe Generale	0.34%	S&P MidCap 400®	(3,753,716)	—	3,753,716	—
6,051,624	11/6/2020	UBS AG	0.57%	S&P MidCap 400®	(5,279,017)	5,157,790	121,227	—
128,669,209					(23,673,923)
				Total Unrealized Depreciation	(23,673,923)

(a)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(b)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(c)

Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(d)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(e)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD	U.S. Dollar

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)
COMMON STOCKS(a) - 66.6%

Biotechnology - 53.8%
AC Immune SA*	9,004	69,691
ACADIA Pharmaceuticals, Inc.*	20,702	1,028,475
Acceleron Pharma, Inc.*	7,109	702,582
ADMA Biologics, Inc.*	11,508	37,861
Adverum Biotechnologies, Inc.*	10,530	217,234
Aeglea BioTherapeutics, Inc.*	5,943	52,358
Affimed NV*	10,161	33,430
Agios Pharmaceuticals, Inc.*	9,131	472,438
Aimmune Therapeutics, Inc.*	8,669	143,992
Akcea Therapeutics, Inc.*(b)	12,514	186,459
Akebia Therapeutics, Inc.*	18,827	219,146
Akero Therapeutics, Inc.*	3,806	96,749
Alector, Inc.*	10,482	342,761
Alexion Pharmaceuticals, Inc.*	29,506	3,537,769
Alkermes plc*	21,029	344,034
Allakos, Inc.*(b)	6,491	421,915
Allogene Therapeutics, Inc.*	16,647	801,720
Alnylam Pharmaceuticals, Inc.*	15,004	2,029,591
Amarin Corp. plc, ADR*	47,528	326,042
Amgen, Inc.	41,447	9,520,376
Amicus Therapeutics, Inc.*	33,960	423,651
AnaptysBio, Inc.*	3,616	68,993
Apellis Pharmaceuticals, Inc.*	10,038	338,180
Ardelyx, Inc.*	11,835	86,751
Arena Pharmaceuticals, Inc.*	6,697	400,286
Argenx SE, ADR*	3,090	677,637
Arrowhead Pharmaceuticals, Inc.*	13,548	436,787
Ascendis Pharma A/S, ADR*	6,148	894,473
Assembly Biosciences, Inc.*	4,330	84,392
Atara Biotherapeutics, Inc.*	7,806	89,769
Athenex, Inc.*	10,877	118,233
Atreca, Inc., Class A*	2,935	54,209
Aurinia Pharmaceuticals, Inc.*	14,275	226,544
Autolus Therapeutics plc, ADR*	4,497	56,302
Avrobio, Inc.*	4,801	97,076
BeiGene Ltd., ADR*	5,610	928,679
BioCryst Pharmaceuticals, Inc.*	20,532	92,291
Biogen, Inc.*	22,829	7,010,558
BioMarin Pharmaceutical, Inc.*	23,971	2,554,110
Bluebird Bio, Inc.*	8,646	550,145
Blueprint Medicines Corp.*	7,200	469,008
Bridgebio Pharma, Inc.*	16,469	483,036
Castle Biosciences, Inc.*	2,276	87,467
Cellectis SA, ADR*	2,304	42,555
ChemoCentryx, Inc.*	7,745	483,211
China Biologic Products Holdings, Inc.*	5,124	567,585
Coherus Biosciences, Inc.*	9,413	175,458
Corbus Pharmaceuticals Holdings, Inc.*(b)	9,527	71,071
CRISPR Therapeutics AG*	8,109	523,679
Cytokinetics, Inc.*	7,874	163,071
CytomX Therapeutics, Inc.*	6,073	53,807
Deciphera Pharmaceuticals, Inc.*	7,227	423,285
Denali Therapeutics, Inc.*	14,050	391,011
Dicerna Pharmaceuticals, Inc.*	9,829	212,012
Eagle Pharmaceuticals, Inc.*	1,822	93,396
Editas Medicine, Inc.*	7,314	197,990
Eidos Therapeutics, Inc.*	5,132	251,006
Eiger BioPharmaceuticals, Inc.*	3,265	39,409
Enanta Pharmaceuticals, Inc.*	2,655	136,706
Epizyme, Inc.*	13,430	235,696
Esperion Therapeutics, Inc.*(b)	3,667	155,371
Exelixis, Inc.*	40,701	1,005,722
Fate Therapeutics, Inc.*	10,074	326,700
FibroGen, Inc.*	11,628	388,840
Flexion Therapeutics, Inc.*	5,088	58,156
G1 Therapeutics, Inc.*	5,017	85,138
Galapagos NV, ADR*	960	194,669
Genmab A/S, ADR*	4,567	139,156
Geron Corp.*(b)	26,624	42,865
Gilead Sciences, Inc.	119,337	9,287,999
Global Blood Therapeutics, Inc.*	8,106	566,772
GlycoMimetics, Inc.*	5,808	16,437
Gossamer Bio, Inc.*	10,118	122,934
Grifols SA, ADR	17,165	324,933
Gritstone Oncology, Inc.*	4,772	30,827
Halozyme Therapeutics, Inc.*	18,422	447,102
Homology Medicines, Inc.*	5,869	83,575
ImmunoGen, Inc.*	23,217	108,656
Immunomedics, Inc.*	28,511	957,684
Incyte Corp.*	28,890	2,944,180
Inovio Pharmaceuticals, Inc.*(b)	21,077	310,886
Insmed, Inc.*	13,465	327,065
Intellia Therapeutics, Inc.*(b)	6,731	117,860
Intercept Pharmaceuticals, Inc.*	4,379	316,427
Ionis Pharmaceuticals, Inc.*	18,746	1,053,713
Iovance Biotherapeutics, Inc.*	16,859	541,005
Ironwood Pharmaceuticals, Inc.*	21,085	205,157
Karuna Therapeutics, Inc.*	3,467	325,413
Karyopharm Therapeutics, Inc.*	9,745	180,185
Kodiak Sciences, Inc.*	5,895	380,876
Kura Oncology, Inc.*	7,268	124,210
Lexicon Pharmaceuticals, Inc.*(b)	14,163	27,051
Ligand Pharmaceuticals, Inc.*	2,200	223,454
MacroGenics, Inc.*	6,528	125,599
Magenta Therapeutics, Inc.*	5,197	45,941
MannKind Corp.*(b)	28,293	42,722
MeiraGTx Holdings plc*	4,874	72,330
Mirati Therapeutics, Inc.*	5,795	574,806
Moderna, Inc.*	49,130	3,021,495
Momenta Pharmaceuticals, Inc.*	15,629	492,001
Myriad Genetics, Inc.*	9,936	144,370
Neurocrine Biosciences, Inc.*	12,300	1,534,548
OPKO Health, Inc.*(b)	88,706	202,250
Orchard Therapeutics plc, ADR*	7,364	69,958
PDL BioPharma, Inc.*	15,218	49,763
Portola Pharmaceuticals, Inc.*	10,406	186,788
Precigen, Inc.*(b)	21,681	47,698
Precision BioSciences, Inc.*	6,768	47,444
Prevail Therapeutics, Inc.*	4,545	75,811
Principia Biopharma, Inc.*	4,370	279,199
Progenics Pharmaceuticals, Inc.*	11,517	48,890
ProQR Therapeutics NV*	6,580	36,585
Protagonist Therapeutics, Inc.*	4,590	75,873
Prothena Corp. plc*	5,317	56,679
PTC Therapeutics, Inc.*	8,213	416,481
Puma Biotechnology, Inc.*	5,237	53,470
Radius Health, Inc.*	6,159	77,973
Regeneron Pharmaceuticals, Inc.*	14,187	8,693,935
REGENXBIO, Inc.*	4,949	186,379
Retrophin, Inc.*	5,746	90,126
Rhythm Pharmaceuticals, Inc.*	5,854	113,509
Rigel Pharmaceuticals, Inc.*	22,466	43,921

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Rocket Pharmaceuticals, Inc.*	7,222	135,846
Rubius Therapeutics, Inc.*(b)	10,635	68,596
Sage Therapeutics, Inc.*	6,918	247,111
Sangamo Therapeutics, Inc.*	18,776	210,103
Sarepta Therapeutics, Inc.*	10,366	1,578,431
Scholar Rock Holding Corp.*	3,955	72,772
Seattle Genetics, Inc.*	22,958	3,609,227
Seres Therapeutics, Inc.*	9,331	51,227
Solid Biosciences, Inc.*(b)	6,129	18,081
Spectrum Pharmaceuticals, Inc.*	15,057	44,268
Stoke Therapeutics, Inc.*	4,362	120,653
Syros Pharmaceuticals, Inc.*	5,657	55,382
Translate Bio, Inc.*	7,999	165,739
Turning Point Therapeutics, Inc.*	5,520	382,260
Twist Bioscience Corp.*	5,052	191,723
Ultragenyx Pharmaceutical, Inc.*	7,714	528,100
uniQure NV*	5,812	390,334
United Therapeutics Corp.*	5,849	689,890
UNITY Biotechnology, Inc.*(b)	6,122	50,078
UroGen Pharma Ltd.*	2,796	65,622
Vanda Pharmaceuticals, Inc.*	7,149	83,786
Veracyte, Inc.*	6,629	165,327
Vertex Pharmaceuticals, Inc.*	34,004	9,791,793
Voyager Therapeutics, Inc.*	4,941	59,786
XBiotech, Inc.*	3,846	53,729
Xencor, Inc.*	7,589	229,567
Y-mAbs Therapeutics, Inc.*	5,295	202,163
Zai Lab Ltd., ADR*	7,140	531,216
		98,994,520
Chemicals - 0.0%(c)
Amyris, Inc.*(b)	21,730	81,053

Health Care Equipment & Supplies - 0.7%
Axonics Modulation Technologies, Inc.*(b)	5,213	191,161
Cerus Corp.*	21,613	134,433
Novocure Ltd.*	13,280	895,470
		1,221,064
Health Care Providers & Services - 0.7%
Guardant Health, Inc.*	12,515	1,131,231
PetIQ, Inc.*(b)	3,121	95,752
		1,226,983
Life Sciences Tools & Services - 5.7%
Adaptive Biotechnologies Corp.*	16,834	651,476
Bio-Techne Corp.	5,111	1,353,393
Compugen Ltd.*	10,162	156,393
Illumina, Inc.*	15,580	5,656,319
Luminex Corp.	6,019	187,552
Medpace Holdings, Inc.*	4,810	446,464
NanoString Technologies, Inc.*	4,763	145,414
Pacific Biosciences of California, Inc.*	20,466	72,040
Personalis, Inc.*	4,163	49,290
PRA Health Sciences, Inc.*	8,471	876,749
Quanterix Corp.*	3,734	103,021
Syneos Health, Inc.*	13,893	847,334
		10,545,445
Pharmaceuticals - 5.7%
Aerie Pharmaceuticals, Inc.*	6,188	86,818
AMAG Pharmaceuticals, Inc.*(b)	4,520	34,849
Amphastar Pharmaceuticals, Inc.*	6,256	116,612
ANI Pharmaceuticals, Inc.*	1,613	50,100
Arvinas, Inc.*	5,195	172,838
Axsome Therapeutics, Inc.*	4,864	374,431
BioDelivery Sciences International, Inc.*	13,313	63,636
Cara Therapeutics, Inc.*(b)	6,227	98,822
Chiasma, Inc.*	5,599	34,994
Collegium Pharmaceutical, Inc.*	4,538	100,063
Cymabay Therapeutics, Inc.*	9,156	33,923
Endo International plc*	30,231	116,692
Evolus, Inc.*(b)	4,495	20,542
EyePoint Pharmaceuticals, Inc.*(b)	16,582	14,261
GW Pharmaceuticals plc, ADR*	3,936	483,144
Horizon Therapeutics plc*	25,314	1,284,179
Hutchison China MediTech Ltd., ADR*	6,506	141,896
Innoviva, Inc.*	13,500	188,595
Intra-Cellular Therapies, Inc.*	8,718	182,032
Jazz Pharmaceuticals plc*	7,481	892,633
Mylan NV*	68,793	1,174,296
MyoKardia, Inc.*	7,036	719,712
Nektar Therapeutics*	23,664	513,509
NGM Biopharmaceuticals, Inc.*	8,884	175,281
Omeros Corp.*(b)	7,139	106,228
Optinose, Inc.*(b)	6,110	26,395
Osmotica Pharmaceuticals plc*	7,830	46,745
Pacira BioSciences, Inc.*	5,602	246,208
Reata Pharmaceuticals, Inc., Class A*	3,726	541,462
resTORbio, Inc.*	4,857	10,540
Revance Therapeutics, Inc.*	7,587	158,568
Sanofi, ADR	27,727	1,361,673
SIGA Technologies, Inc.*	10,805	64,722
Supernus Pharmaceuticals, Inc.*	7,002	168,888
TherapeuticsMD, Inc.*(b)	36,187	40,891
Theravance Biopharma, Inc.*	8,332	210,383
Tricida, Inc.*	6,612	177,598
WaVe Life Sciences Ltd.*	4,570	46,523
Xeris Pharmaceuticals, Inc.*	4,834	24,847
Zogenix, Inc.*	7,375	214,834
		10,520,363
TOTAL COMMON STOCKS (Cost $129,818,291)		122,589,428

Number of Rights
RIGHTS - 0.0%(c)

Biotechnology - 0.0%(c)
Achillion Pharmaceuticals, Inc., CVR*(d)(e) (Cost $11,641)	25,307	11,641

Shares
SECURITIES LENDING REINVESTMENTS(f) - 1.0%

INVESTMENT COMPANIES - 1.0%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $1,767,503)	1,767,503	1,767,503

See accompanying notes to the financial statements.

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 6.4%

REPURCHASE AGREEMENTS(g) - 6.4%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $11,826,132 (Cost $11,826,082)	11,826,082	11,826,082
Total Investments - 74.0% (Cost $143,423,517)		136,194,654
Other Assets Less Liabilities - 26.0%		47,784,985
Net Assets - 100.0%		183,979,639

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $22,118,535.
(b)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $2,015,709, collateralized in the form of cash with a value of $1,770,636 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $292,841 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% — 8.75%, and maturity dates ranging from August 15, 2020 — May 15, 2048; a total value of $2,063,477.

(c)	Represents less than 0.05% of net assets.
(d)

Security fair valued as of May 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2020 amounted to $11,641, which represents approximately 0.01% of net assets of the Fund.

(e)	Illiquid security.
(f)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $1,767,503.
(g)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR	American Depositary Receipt
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$48,192,254
Aggregate gross unrealized depreciation	(23,081,112)
Net unrealized appreciation	$25,111,142
Federal income tax cost	$144,214,073

See accompanying notes to the financial statements.

Swap Agreements(a)

Ultra Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date(b)	Counterparty	Rate Paid (Received)(c)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation) (d) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(e) ($)
20,421,983	11/6/2020	Bank of America NA	(0.15)%	iShares® Nasdaq Biotechnology ETF	(69,403)
34,858,039	12/7/2020	Bank of America NA	0.32%	NASDAQ Biotechnology Index®	6,588,613
55,280,022					6,519,210	(5,646,369)	—	872,841
19,265,691	11/6/2020	Citibank NA	0.24%	NASDAQ Biotechnology Index®	3,234,754	—	(2,870,000)	364,754
13,517,706	11/8/2021	Credit Suisse International	0.22%	NASDAQ Biotechnology Index®	2,384,084	—	(2,010,000)	374,084
18,085,641	12/7/2020	Goldman Sachs International	0.59%	NASDAQ Biotechnology Index®	3,167,925
41,984,544	12/7/2020	Goldman Sachs International	0.12%	iShares® Nasdaq Biotechnology ETF	5,278,924
60,070,185					8,446,849	(7,463,067)	—	983,782
8,194,616	1/6/2021	Morgan Stanley & Co. International plc	0.17%	iShares® Nasdaq Biotechnology ETF	1,186,602
9,004,755	1/6/2021	Morgan Stanley & Co. International plc	0.57%	NASDAQ Biotechnology Index®	944,813
17,199,371					2,131,415	(1,833,000)	—	298,415
32,390,047	1/6/2021	Societe Generale	0.52%	NASDAQ Biotechnology Index®	3,353,096	(2,879,459)	—	473,637

47,426,168	11/8/2021	UBS AG	0.22%	NASDAQ Biotechnology Index®	7,061,153	(6,237,769)	—	823,384
245,149,190					33,130,561
				Total Unrealized Appreciation	33,199,964
				Total Unrealized Depreciation	(69,403)

(a)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(b)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(c)

Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(d)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(e)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)

COMMON STOCKS(a) - 69.0%

Aerospace & Defense - 0.9%
AAR Corp.	1,637	33,018
Aerojet Rocketdyne Holdings, Inc.*	3,590	157,421
AeroVironment, Inc.*	1,046	74,088
Astronics Corp.*	1,123	10,253
Axon Enterprise, Inc.*	2,866	217,701
Cubic Corp.	1,536	63,299
Ducommun, Inc.*	528	17,002
Kratos Defense & Security Solutions, Inc.*	4,426	82,102
Maxar Technologies, Inc.	2,936	44,245
Mercury Systems, Inc.*	2,665	238,118
Moog, Inc., Class A	1,524	82,738
National Presto Industries, Inc.	244	21,958
Park Aerospace Corp.	916	11,111
Parsons Corp.*	944	38,383
Triumph Group, Inc.	2,435	18,238
Vectrus, Inc.*	555	30,481
		1,140,156
Air Freight & Logistics - 0.2%
Air Transport Services Group, Inc.*	2,873	61,884
Atlas Air Worldwide Holdings, Inc.*	1,142	44,606
Echo Global Logistics, Inc.*	1,317	27,262
Forward Air Corp.	1,385	68,807
Hub Group, Inc., Class A*	1,588	74,271
Radiant Logistics, Inc.*	1,919	7,657
		284,487
Airlines - 0.2%
Allegiant Travel Co.	638	67,979
Hawaiian Holdings, Inc.	2,234	32,236
Mesa Air Group, Inc.*	1,415	4,599
SkyWest, Inc.	2,421	77,641
Spirit Airlines, Inc.*(b)	3,367	43,603
		226,058
Auto Components - 0.7%
Adient plc*	4,317	73,432
American Axle & Manufacturing Holdings, Inc.*	5,503	39,126
Cooper Tire & Rubber Co.	2,470	63,553
Cooper-Standard Holdings, Inc.*	824	8,644
Dana, Inc.	7,097	89,706
Dorman Products, Inc.*	1,323	92,504
Fox Factory Holding Corp.*	1,848	133,259
Gentherm, Inc.*	1,625	66,138
LCI Industries	1,198	118,518
Modine Manufacturing Co.*	2,433	13,017
Motorcar Parts of America, Inc.*	919	14,539
Standard Motor Products, Inc.	1,035	44,039
Stoneridge, Inc.*	1,300	26,754
Tenneco, Inc., Class A*	2,488	16,819
Visteon Corp.*	1,371	98,712
		898,760
Automobiles - 0.1%
Winnebago Industries, Inc.	1,529	83,178

Banks - 5.5%
1st Constitution Bancorp	436	5,598
1st Source Corp.	694	24,005
ACNB Corp.	395	9,812
Allegiance Bancshares, Inc.	920	23,561
Amalgamated Bank, Class A	681	7,648
Amerant Bancorp, Inc.*	951	12,401
American National Bankshares, Inc.	525	13,051
Ameris Bancorp	3,003	72,763
Ames National Corp.	436	8,764
Arrow Financial Corp.	627	18,340
Atlantic Capital Bancshares, Inc.*	1,052	11,993
Atlantic Union Bankshares Corp.	3,925	90,864
Banc of California, Inc.	2,225	24,364
BancFirst Corp.	914	34,842
Bancorp, Inc. (The)*	2,467	21,710
BancorpSouth Bank	4,874	108,349
Bank First Corp.(b)	284	17,707
Bank of Commerce Holdings	852	6,501
Bank of Marin Bancorp	649	21,839
Bank of NT Butterfield & Son Ltd. (The)	2,601	63,542
Bank of Princeton (The)	276	5,699
Bank7 Corp.	183	1,867
BankFinancial Corp.	686	6,229
Bankwell Financial Group, Inc.	326	4,773
Banner Corp.	1,725	64,791
Bar Harbor Bankshares	749	14,770
Baycom Corp.*	514	6,774
BCB Bancorp, Inc.	732	7,020
Berkshire Hills Bancorp, Inc.	2,214	23,955
Boston Private Financial Holdings, Inc.	4,075	27,995
Bridge Bancorp, Inc.	801	17,061
Brookline Bancorp, Inc.	3,852	35,824
Bryn Mawr Bank Corp.	977	27,131
Business First Bancshares, Inc.	614	8,897
Byline Bancorp, Inc.	1,144	13,900
C&F Financial Corp.	167	6,019
Cadence Bancorp	6,169	49,784
Cambridge Bancorp	236	13,688
Camden National Corp.	740	24,820
Capital Bancorp, Inc.*	396	4,506
Capital City Bank Group, Inc.	661	13,451
Capstar Financial Holdings, Inc.	717	8,260
Carter Bank & Trust	1,112	7,851
Cathay General Bancorp	3,769	102,479
CBTX, Inc.	883	18,031
CenterState Bank Corp.	5,924	93,599
Central Pacific Financial Corp.	1,353	21,797
Central Valley Community Bancorp	547	8,238
Century Bancorp, Inc., Class A	139	10,481
Chemung Financial Corp.	176	4,456
Citizens & Northern Corp.	589	11,297
City Holding Co.	781	49,125
Civista Bancshares, Inc.	754	11,491
CNB Financial Corp.	713	12,634
Coastal Financial Corp.*	381	4,839
Codorus Valley Bancorp, Inc.	464	6,148
Colony Bankcorp, Inc.	365	4,643
Columbia Banking System, Inc.	3,542	86,283
Community Bank System, Inc.	2,499	148,491
Community Bankers Trust Corp.	1,073	6,041
Community Financial Corp. (The)	240	5,688
Community Trust Bancorp, Inc.	761	24,991
ConnectOne Bancorp, Inc.	1,668	24,453

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
CrossFirst Bankshares, Inc.*	2,329	22,661
Customers Bancorp, Inc.*	1,393	15,448
CVB Financial Corp.	6,561	128,005
Dime Community Bancshares, Inc.	1,519	21,919
Eagle Bancorp, Inc.	1,591	51,485
Enterprise Bancorp, Inc.	439	10,114
Enterprise Financial Services Corp.	1,194	35,068
Equity Bancshares, Inc., Class A*	730	11,906
Esquire Financial Holdings, Inc.*	317	5,430
Evans Bancorp, Inc.	251	6,134
Farmers & Merchants Bancorp, Inc.	496	10,778
Farmers National Banc Corp.	1,259	14,793
FB Financial Corp.	836	19,738
Fidelity D&D Bancorp, Inc.	138	5,243
Financial Institutions, Inc.	761	13,462
First Bancorp, Inc. (The)	504	10,387
First Bancorp/NC	1,440	36,605
First Bancorp/PR	10,547	57,692
First Bancshares, Inc. (The)	915	19,389
First Bank	815	6,088
First Busey Corp.	2,523	45,187
First Business Financial Services, Inc.	405	6,703
First Capital, Inc.(b)	159	9,770
First Choice Bancorp	496	6,969
First Commonwealth Financial Corp.	4,809	39,338
First Community Bankshares, Inc.	880	18,806
First Financial Bancorp	4,789	63,646
First Financial Bankshares, Inc.	6,373	195,269
First Financial Corp.	644	22,604
First Financial Northwest, Inc.	384	3,752
First Foundation, Inc.	1,920	28,608
First Guaranty Bancshares, Inc.	252	2,999
First Internet Bancorp	465	7,477
First Interstate BancSystem, Inc., Class A	1,859	58,094
First Merchants Corp.	2,651	74,387
First Mid Bancshares, Inc.	714	18,171
First Midwest Bancorp, Inc.	5,235	68,317
First Northwest Bancorp	430	5,831
First of Long Island Corp. (The)	1,130	17,255
Flushing Financial Corp.	1,328	15,059
FNCB Bancorp, Inc.	841	4,676
Franklin Financial Network, Inc.	644	15,881
Franklin Financial Services Corp.	205	5,125
Fulton Financial Corp.	7,884	88,380
FVCBankcorp, Inc.*	603	6,711
German American Bancorp, Inc.	1,218	37,734
Glacier Bancorp, Inc.	4,267	175,758
Great Southern Bancorp, Inc.	545	22,105
Great Western Bancorp, Inc.	2,779	39,573
Guaranty Bancshares, Inc.	399	10,143
Hancock Whitney Corp.	4,265	92,209
Hanmi Financial Corp.	1,488	13,437
HarborOne Bancorp, Inc.*	1,288	10,265
Hawthorn Bancshares, Inc.	277	5,457
HBT Financial, Inc.	447	5,686
Heartland Financial USA, Inc.	1,708	54,673
Heritage Commerce Corp.	2,689	21,862
Heritage Financial Corp.	1,800	34,200
Hilltop Holdings, Inc.	3,435	64,200
Home BancShares, Inc.	7,624	110,319
HomeTrust Bancshares, Inc.	761	11,735
Hope Bancorp, Inc.	5,925	56,258
Horizon Bancorp, Inc.	1,834	18,817
Howard Bancorp, Inc.*	633	6,526
IBERIABANK Corp.	2,566	108,824
Independent Bank Corp.	1,632	113,375
Independent Bank Corp./MI	1,063	14,691
Independent Bank Group, Inc.	1,753	66,404
International Bancshares Corp.	2,732	84,091
Investar Holding Corp.	453	5,912
Investors Bancorp, Inc.	11,169	96,947
Lakeland Bancorp, Inc.	2,394	26,573
Lakeland Financial Corp.	1,211	51,698
LCNB Corp.	597	8,877
Level One Bancorp, Inc.	252	4,740
Live Oak Bancshares, Inc.	1,283	17,372
Macatawa Bank Corp.	1,278	9,444
Mackinac Financial Corp.	453	4,761
MainStreet Bancshares, Inc.*	348	4,618
Malvern Bancorp, Inc.*	370	4,396
Mercantile Bank Corp.	788	18,077
Metrocity Bankshares, Inc.(b)	780	9,017
Metropolitan Bank Holding Corp.*	345	9,660
Mid Penn Bancorp, Inc.	339	6,326
Midland States Bancorp, Inc.	1,078	16,138
MidWestOne Financial Group, Inc.	583	11,188
MVB Financial Corp.	470	6,674
National Bank Holdings Corp., Class A	1,450	38,135
National Bankshares, Inc.	310	9,548
NBT Bancorp, Inc.	2,097	65,678
Nicolet Bankshares, Inc.*	454	25,383
Northeast Bank	405	6,950
Northrim Bancorp, Inc.	316	7,290
Norwood Financial Corp.	283	6,931
Oak Valley Bancorp	335	4,610
OceanFirst Financial Corp.	2,687	44,873
OFG Bancorp	2,484	30,181
Ohio Valley Banc Corp.	205	5,135
Old National Bancorp	8,307	112,892
Old Second Bancorp, Inc.	1,426	10,980
Origin Bancorp, Inc.	939	19,587
Orrstown Financial Services, Inc.	497	6,699
Pacific Mercantile Bancorp*	955	3,629
Pacific Premier Bancorp, Inc.	3,810	82,372
Park National Corp.	653	48,890
Parke Bancorp, Inc.	487	6,779
PCB Bancorp	598	5,394
Peapack-Gladstone Financial Corp.	910	17,135
Penns Woods Bancorp, Inc.	338	7,253
Peoples Bancorp of North Carolina, Inc.	226	3,955
Peoples Bancorp, Inc.	883	19,841
Peoples Financial Services Corp.	339	11,204
People’s Utah Bancorp	771	19,098
Preferred Bank	674	25,322
Premier Financial Bancorp, Inc.	641	8,500
Professional Holding Corp., Class A*	168	2,382
QCR Holdings, Inc.	724	21,988
RBB Bancorp	797	10,225
Red River Bancshares, Inc.	241	9,700
Reliant Bancorp, Inc.	503	7,042
Renasant Corp.	2,735	65,968
Republic Bancorp, Inc., Class A	476	15,256

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Republic First Bancorp, Inc.*	2,142	5,076
Richmond Mutual Bancorp, Inc.*	616	6,850
S&T Bancorp, Inc.	1,867	41,522
Sandy Spring Bancorp, Inc.	1,696	41,128
SB One Bancorp	397	6,745
Seacoast Banking Corp. of Florida*	2,481	53,962
Select Bancorp, Inc.*	772	5,790
ServisFirst Bancshares, Inc.	2,338	81,549
Shore Bancshares, Inc.	607	6,070
Sierra Bancorp	695	13,094
Silvergate Capital Corp., Class A*	157	2,291
Simmons First National Corp., Class A	4,683	80,313
SmartFinancial, Inc.	625	9,625
South Plains Financial, Inc.	497	6,560
South State Corp.	1,644	86,447
Southern First Bancshares, Inc.*	348	10,113
Southern National Bancorp of Virginia, Inc.	969	9,748
Southside Bancshares, Inc.	1,575	44,415
Spirit of Texas Bancshares, Inc.*	675	8,127
Stock Yards Bancorp, Inc.	996	33,894
Summit Financial Group, Inc.	537	9,022
Tompkins Financial Corp.	706	45,431
Towne Bank	3,275	61,766
TriCo Bancshares	1,316	37,335
TriState Capital Holdings, Inc.*	1,333	19,928
Triumph Bancorp, Inc.*	1,114	27,349
Trustmark Corp.	3,161	75,200
UMB Financial Corp.	2,179	111,739
Union Bankshares, Inc.	191	3,744
United Bankshares, Inc.	6,091	177,126
United Community Banks, Inc.	3,870	75,658
United Security Bancshares	662	4,058
Unity Bancorp, Inc.	387	5,538
Univest Financial Corp.	1,413	23,230
Valley National Bancorp	19,047	151,995
Veritex Holdings, Inc.	2,431	42,591
Washington Trust Bancorp, Inc.	742	23,722
WesBanco, Inc.	3,183	68,180
West Bancorp, Inc.	786	13,865
Westamerica Bancorp	1,280	75,494
		6,863,139
Beverages - 0.3%
Boston Beer Co., Inc. (The), Class A*	410	231,539
Celsius Holdings, Inc.*(b)	1,483	13,748
Coca-Cola Consolidated, Inc.	230	55,989
Craft Brew Alliance, Inc.*(b)	570	8,613
MGP Ingredients, Inc.	638	23,931
National Beverage Corp.*(b)	580	33,048
New Age Beverages Corp.*(b)	3,682	5,560
		372,428
Biotechnology - 6.9%
89bio, Inc.*(b)	144	3,709
Abeona Therapeutics, Inc.*	2,682	8,877
ACADIA Pharmaceuticals, Inc.*	5,529	274,681
Acceleron Pharma, Inc.*	2,213	218,711
Acorda Therapeutics, Inc.*	2,201	1,645
Adamas Pharmaceuticals, Inc.*	1,122	3,097
ADMA Biologics, Inc.*	3,450	11,350
Aduro Biotech, Inc.*	3,216	10,516
Adverum Biotechnologies, Inc.*	3,106	64,077
Aeglea BioTherapeutics, Inc.*	1,284	11,312
Affimed NV*	3,611	11,880
Agenus, Inc.*	5,255	19,601
AgeX Therapeutics, Inc.*(b)	1,041	1,176
Aimmune Therapeutics, Inc.*	2,210	36,708
Akcea Therapeutics, Inc.*(b)	619	9,223
Akebia Therapeutics, Inc.*	5,799	67,500
Akero Therapeutics, Inc.*	410	10,422
Albireo Pharma, Inc.*	627	16,779
Aldeyra Therapeutics, Inc.*	1,125	5,535
Alector, Inc.*	1,696	55,459
Allakos, Inc.*(b)	956	62,140
Allogene Therapeutics, Inc.*	1,905	91,745
Amicus Therapeutics, Inc.*	12,570	156,811
AnaptysBio, Inc.*	1,207	23,030
Anavex Life Sciences Corp.*(b)	2,420	9,946
Anika Therapeutics, Inc.*	657	22,029
Apellis Pharmaceuticals, Inc.*	2,811	94,703
Applied Therapeutics, Inc.*	399	18,162
Aprea Therapeutics, Inc.*	317	8,515
Arcus Biosciences, Inc.*	1,594	49,972
Arcutis Biotherapeutics, Inc.*	510	17,110
Ardelyx, Inc.*	3,068	22,488
Arena Pharmaceuticals, Inc.*	2,481	148,289
Arrowhead Pharmaceuticals, Inc.*	4,919	158,589
Assembly Biosciences, Inc.*	1,396	27,208
Atara Biotherapeutics, Inc.*	2,530	29,095
Athenex, Inc.*	3,354	36,458
Athersys, Inc.*(b)	6,578	19,142
Atreca, Inc., Class A*	846	15,626
Avid Bioservices, Inc.*	2,755	16,089
Avrobio, Inc.*	1,152	23,293
Axcella Health, Inc.*	383	2,298
Beam Therapeutics, Inc.*	604	15,432
Beyondspring, Inc.*	632	10,744
BioCryst Pharmaceuticals, Inc.*	7,554	33,955
Biohaven Pharmaceutical Holding Co. Ltd.*	2,102	131,312
BioSpecifics Technologies Corp.*	300	18,660
Bioxcel Therapeutics, Inc.*	341	15,877
Black Diamond Therapeutics, Inc.*	592	23,118
Blueprint Medicines Corp.*	2,630	171,318
Bridgebio Pharma, Inc.*	3,681	107,964
Cabaletta Bio, Inc.*	326	2,787
Calithera Biosciences, Inc.*	2,738	15,935
Calyxt, Inc.*(b)	454	1,970
CareDx, Inc.*	2,020	64,882
CASI Pharmaceuticals, Inc.*	2,475	6,534
Castle Biosciences, Inc.*	466	17,908
Catalyst Pharmaceuticals, Inc.*	4,740	20,429
Celcuity, Inc.*	289	2,812
Cellular Biomedicine Group, Inc.*(b)	594	8,179
CEL-SCI Corp.*(b)	1,613	21,501
Centogene NV*	91	1,603
Checkpoint Therapeutics, Inc.*	1,727	3,661
ChemoCentryx, Inc.*	2,002	124,905
Chimerix, Inc.*	2,353	7,341
Clovis Oncology, Inc.*(b)	2,473	17,113
Coherus Biosciences, Inc.*	3,074	57,299
Concert Pharmaceuticals, Inc.*	1,316	13,976
Constellation Pharmaceuticals, Inc.*	929	33,007
Corbus Pharmaceuticals Holdings, Inc.*(b)	3,234	24,126

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Cortexyme, Inc.*(b)	558	25,718
Crinetics Pharmaceuticals, Inc.*	542	8,856
Cue Biopharma, Inc.*	981	27,154
Cyclerion Therapeutics, Inc.*	1,160	4,617
Cytokinetics, Inc.*	2,735	56,642
CytomX Therapeutics, Inc.*	2,211	19,589
Deciphera Pharmaceuticals, Inc.*	1,031	60,386
Denali Therapeutics, Inc.*	2,561	71,273
Dicerna Pharmaceuticals, Inc.*	2,625	56,621
Dynavax Technologies Corp.*(b)	4,093	25,049
Eagle Pharmaceuticals, Inc.*	447	22,913
Editas Medicine, Inc.*	2,540	68,758
Eidos Therapeutics, Inc.*	554	27,096
Eiger BioPharmaceuticals, Inc.*	1,152	13,905
Emergent BioSolutions, Inc.*	2,242	187,185
Enanta Pharmaceuticals, Inc.*	935	48,143
Enochian Biosciences, Inc.*(b)	676	2,400
Epizyme, Inc.*	3,816	66,971
Esperion Therapeutics, Inc.*(b)	1,243	52,666
Evelo Biosciences, Inc.*(b)	675	2,950
Fate Therapeutics, Inc.*	2,981	96,674
FibroGen, Inc.*	3,860	129,078
Five Prime Therapeutics, Inc.*	1,676	8,883
Flexion Therapeutics, Inc.*	1,659	18,962
Frequency Therapeutics, Inc.*(b)	286	5,308
G1 Therapeutics, Inc.*	1,662	28,204
Galectin Therapeutics, Inc.*(b)	1,966	5,957
Galera Therapeutics, Inc.*	85	889
Geron Corp.*(b)	9,098	14,648
Global Blood Therapeutics, Inc.*	2,846	198,992
GlycoMimetics, Inc.*	1,660	4,698
Gossamer Bio, Inc.*	2,106	25,588
Gritstone Oncology, Inc.*	1,223	7,901
Halozyme Therapeutics, Inc.*	6,607	160,352
Harpoon Therapeutics, Inc.*	360	7,834
Heron Therapeutics, Inc.*	4,128	75,212
Homology Medicines, Inc.*	1,219	17,359
Hookipa Pharma, Inc.*	489	5,335
IGM Biosciences, Inc.*(b)	242	15,677
ImmunoGen, Inc.*	8,300	38,844
Immunomedics, Inc.*	10,010	336,236
Inovio Pharmaceuticals, Inc.*(b)	4,662	68,765
Insmed, Inc.*	4,374	106,244
Intellia Therapeutics, Inc.*	1,899	33,251
Intercept Pharmaceuticals, Inc.*	1,237	89,386
Invitae Corp.*(b)	4,257	71,603
Iovance Biotherapeutics, Inc.*	5,756	184,710
Ironwood Pharmaceuticals, Inc.*	7,676	74,687
Jounce Therapeutics, Inc.*	795	4,285
Kadmon Holdings, Inc.*	7,879	34,983
KalVista Pharmaceuticals, Inc.*	621	6,986
Karuna Therapeutics, Inc.*	516	48,432
Karyopharm Therapeutics, Inc.*	2,928	54,139
Kezar Life Sciences, Inc.*	1,524	7,269
Kindred Biosciences, Inc.*	1,819	7,804
Kiniksa Pharmaceuticals Ltd., Class A*	686	14,317
Kodiak Sciences, Inc.*	1,378	89,033
Krystal Biotech, Inc.*	516	26,528
Kura Oncology, Inc.*	1,684	28,780
La Jolla Pharmaceutical Co.*(b)	1,016	4,796
Lexicon Pharmaceuticals, Inc.*	2,038	3,893
Ligand Pharmaceuticals, Inc.*	841	85,420
Lineage Cell Therapeutics, Inc.*(b)	5,309	4,681
LogicBio Therapeutics, Inc.*(b)	408	2,799
MacroGenics, Inc.*	2,342	45,060
Madrigal Pharmaceuticals, Inc.*	445	51,629
Magenta Therapeutics, Inc.*	944	8,345
MannKind Corp.*(b)	9,208	13,904
Marker Therapeutics, Inc.*(b)	1,328	3,015
MediciNova, Inc.*(b)	2,058	10,990
MEI Pharma, Inc.*	4,976	18,187
MeiraGTx Holdings plc*	841	12,480
Mersana Therapeutics, Inc.*	1,765	39,960
Millendo Therapeutics, Inc.*	606	1,612
Minerva Neurosciences, Inc.*	1,452	5,387
Mirati Therapeutics, Inc.*	1,461	144,917
Mirum Pharmaceuticals, Inc.*(b)	256	4,314
Molecular Templates, Inc.*	998	15,489
Momenta Pharmaceuticals, Inc.*	5,574	175,470
Morphic Holding, Inc.*(b)	525	10,910
Mustang Bio, Inc.*	1,366	5,095
Myriad Genetics, Inc.*	3,493	50,753
Natera, Inc.*	3,062	134,269
NextCure, Inc.*	707	22,065
Novavax, Inc.*	1,577	72,605
Oncocyte Corp.*	1,098	3,030
OPKO Health, Inc.*(b)	18,940	43,183
Organogenesis Holdings, Inc.*	587	2,424
Oyster Point Pharma, Inc.*	276	7,855
Palatin Technologies, Inc.*	11,214	5,684
PDL BioPharma, Inc.*	5,532	18,090
Pfenex, Inc.*	1,466	10,716
PhaseBio Pharmaceuticals, Inc.*(b)	674	4,051
Pieris Pharmaceuticals, Inc.*	2,273	8,183
PolarityTE, Inc.*	1,046	1,021
Portola Pharmaceuticals, Inc.*	3,746	67,241
Precigen, Inc.*(b)	3,566	7,845
Precision BioSciences, Inc.*	1,765	12,373
Prevail Therapeutics, Inc.*	689	11,493
Principia Biopharma, Inc.*	903	57,693
Progenics Pharmaceuticals, Inc.*	4,269	18,122
Protagonist Therapeutics, Inc.*	865	14,298
Prothena Corp. plc*	1,974	21,043
PTC Therapeutics, Inc.*	2,968	150,507
Puma Biotechnology, Inc.*	1,510	15,417
Radius Health, Inc.*	2,214	28,029
RAPT Therapeutics, Inc.*	88	1,609
REGENXBIO, Inc.*	1,640	61,762
Replimune Group, Inc.*	661	12,414
Retrophin, Inc.*	2,034	31,903
REVOLUTION Medicines, Inc.*	694	21,320
Rhythm Pharmaceuticals, Inc.*	1,440	27,922
Rigel Pharmaceuticals, Inc.*	8,261	16,150
Rocket Pharmaceuticals, Inc.*	1,574	29,607
Rubius Therapeutics, Inc.*(b)	1,716	11,068
Sangamo Therapeutics, Inc.*	5,643	63,145
Savara, Inc.*	1,702	4,153
Scholar Rock Holding Corp.*	862	15,861
Seres Therapeutics, Inc.*	1,793	9,844
Solid Biosciences, Inc.*(b)	965	2,847
Sorrento Therapeutics, Inc.*(b)	6,402	32,330
Spectrum Pharmaceuticals, Inc.*	5,477	16,102
Spero Therapeutics, Inc.*	633	7,482
SpringWorks Therapeutics, Inc.*	514	19,568
Stemline Therapeutics, Inc.*	2,259	26,837
Stoke Therapeutics, Inc.*	835	23,096
Sutro Biopharma, Inc.*	534	5,345

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Syndax Pharmaceuticals, Inc.*	1,101	17,836
Synlogic, Inc.*	770	1,933
Syros Pharmaceuticals, Inc.*	1,703	16,672
TCR2 Therapeutics, Inc.*	575	5,808
TG Therapeutics, Inc.*	4,233	78,945
Tocagen, Inc.*(b)	1,039	1,257
Translate Bio, Inc.*	1,701	35,245
Turning Point Therapeutics, Inc.*	1,361	94,249
Twist Bioscience Corp.*	1,284	48,728
Tyme Technologies, Inc.*(b)	2,952	4,546
Ultragenyx Pharmaceutical, Inc.*	2,686	183,884
UNITY Biotechnology, Inc.*(b)	1,404	11,485
UroGen Pharma Ltd.*	920	21,592
Vanda Pharmaceuticals, Inc.*	2,558	29,980
VBI Vaccines, Inc.*	7,522	16,398
Veracyte, Inc.*	2,318	57,811
Vericel Corp.*	2,199	31,622
Viela Bio, Inc.*	267	12,522
Viking Therapeutics, Inc.*	3,188	22,794
Vir Biotechnology, Inc.*	355	12,134
Voyager Therapeutics, Inc.*	1,187	14,363
X4 Pharmaceuticals, Inc.*	757	6,465
XBiotech, Inc.*	645	9,011
Xencor, Inc.*	2,324	70,301
Y-mAbs Therapeutics, Inc.*	1,161	44,327
ZIOPHARM Oncology, Inc.*(b)	9,095	26,921
		8,645,606
Building Products - 1.2%
AAON, Inc.	2,017	109,261
Advanced Drainage Systems, Inc.	2,131	94,489
American Woodmark Corp.*	828	51,965
Apogee Enterprises, Inc.	1,287	26,577
Armstrong Flooring, Inc.*	868	2,969
Builders FirstSource, Inc.*	5,599	116,515
Caesarstone Ltd.	1,107	12,332
Cornerstone Building Brands, Inc.*	2,259	12,244
CSW Industrials, Inc.	730	52,239
Gibraltar Industries, Inc.*	1,586	69,800
Griffon Corp.	1,793	30,122
Insteel Industries, Inc.	905	15,973
JELD-WEN Holding, Inc.*	3,318	45,224
Masonite International Corp.*	1,210	80,320
Patrick Industries, Inc.	1,109	57,524
PGT Innovations, Inc.*	2,789	37,958
Quanex Building Products Corp.	1,620	20,088
Simpson Manufacturing Co., Inc.	2,200	176,132
Trex Co., Inc.*	2,887	346,786
UFP Industries, Inc.	2,927	133,852
		1,492,370
Capital Markets - 1.0%
Ares Management Corp.	3,512	132,613
Artisan Partners Asset Management, Inc., Class A	2,458	71,208
Assetmark Financial Holdings, Inc.*	677	18,076
Associated Capital Group, Inc., Class A	94	3,862
B Riley Financial, Inc.	1,007	19,365
BlackRock Capital Investment Corp.	2	5
Blucora, Inc.*	2,389	29,026
Brightsphere Investment Group, Inc.	3,230	26,970
Cohen & Steers, Inc.	1,120	71,176
Cowen, Inc., Class A	1,386	18,115
Diamond Hill Investment Group, Inc.	155	16,269
Donnelley Financial Solutions, Inc.*	1,531	12,478
Federated Hermes, Inc., Class B	4,738	104,899
Focus Financial Partners, Inc., Class A*	1,507	41,955
GAIN Capital Holdings, Inc.(b)	949	5,960
GAMCO Investors, Inc., Class A	255	3,295
Greenhill & Co., Inc.	749	7,467
Hamilton Lane, Inc., Class A	1,082	79,170
Hercules Capital, Inc.	6	67
Houlihan Lokey, Inc.	2,067	125,012
INTL. FCStone, Inc.*	783	39,941
Moelis & Co., Class A	2,332	78,425
Oppenheimer Holdings, Inc., Class A	468	9,912
Piper Sandler Cos.	651	38,826
PJT Partners, Inc., Class A	1,111	60,761
Prospect Capital Corp.	3	15
Pzena Investment Management, Inc., Class A	866	3,533
Safeguard Scientifics, Inc.	956	6,051
Sculptor Capital Management, Inc., Class A	827	10,371
Siebert Financial Corp.*	417	2,852
Silvercrest Asset Management Group, Inc., Class A	425	4,790
Stifel Financial Corp.	3,265	155,795
Value Line, Inc.	52	1,482
Virtus Investment Partners, Inc.	317	29,475
Waddell & Reed Financial, Inc., Class A	3,339	43,541
Westwood Holdings Group, Inc.	397	7,039
WisdomTree Investments, Inc.	6,546	19,572
		1,299,369
Chemicals - 1.2%
Advanced Emissions Solutions, Inc.(b)	808	4,072
AdvanSix, Inc.*	1,370	16,221
American Vanguard Corp.	1,417	18,846
Amyris, Inc.*(b)	2,930	10,929
Balchem Corp.	1,582	159,228
Chase Corp.	359	35,774
Ferro Corp.*	4,009	48,188
Flotek Industries, Inc.*	2,638	2,585
FutureFuel Corp.	1,268	16,585
GCP Applied Technologies, Inc.*	2,658	53,532
Hawkins, Inc.	479	20,549
HB Fuller Co.	2,501	94,088
Ingevity Corp.*	2,066	108,816
Innospec, Inc.	1,194	92,046
Intrepid Potash, Inc.*	4,680	5,756
Koppers Holdings, Inc.*	923	15,294
Kraton Corp.*	1,537	23,439
Kronos Worldwide, Inc.	1,112	10,853
Livent Corp.*	7,205	48,562
LSB Industries, Inc.*	1,101	1,189
Marrone Bio Innovations, Inc.*	2,546	2,724
Minerals Technologies, Inc.	1,694	83,531
Orion Engineered Carbons SA	2,960	32,738
PolyOne Corp.	4,525	112,130
PQ Group Holdings, Inc.*	1,861	23,356

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Quaker Chemical Corp.	645	110,198
Rayonier Advanced Materials, Inc.	2,396	5,199
Sensient Technologies Corp.	2,082	104,350
Stepan Co.	1,005	97,646
Trecora Resources*	1,049	6,703
Tredegar Corp.	1,280	19,597
Trinseo SA	1,931	39,740
Tronox Holdings plc, Class A	4,484	29,774
Valhi, Inc.	1,418	1,112
		1,455,350
Commercial Services & Supplies - 1.6%
ABM Industries, Inc.	3,272	100,549
ACCO Brands Corp.	4,735	29,310
Advanced Disposal Services, Inc.*	3,570	111,313
Brady Corp., Class A	2,379	121,638
BrightView Holdings, Inc.*	1,534	21,000
Brink’s Co. (The)	2,453	98,365
Casella Waste Systems, Inc., Class A*	2,252	114,739
CECO Environmental Corp.*	1,509	8,013
Charah Solutions, Inc.*	455	842
Cimpress plc*	916	82,559
CompX International, Inc.	81	1,140
Covanta Holding Corp.	5,798	52,182
Deluxe Corp.	2,073	48,363
Ennis, Inc.	1,253	22,303
Harsco Corp.*	3,832	42,765
Healthcare Services Group, Inc.	3,654	87,404
Heritage-Crystal Clean, Inc.*	738	12,516
Herman Miller, Inc.	2,896	66,666
HNI Corp.	2,105	53,614
Interface, Inc.	2,844	24,146
Kimball International, Inc., Class B	1,753	19,616
Knoll, Inc.	2,409	25,439
Matthews International Corp., Class A	1,495	30,947
McGrath RentCorp	1,189	66,299
Mobile Mini, Inc.	2,156	69,078
MSA Safety, Inc.	1,734	206,242
NL Industries, Inc.	410	1,283
PICO Holdings, Inc.*	882	7,391
Pitney Bowes, Inc.	8,418	19,951
Quad/Graphics, Inc.	1,578	4,497
RR Donnelley & Sons Co.	3,467	3,779
SP Plus Corp.*	1,121	22,835
Steelcase, Inc., Class A	4,330	50,141
Team, Inc.*	1,463	7,213
Tetra Tech, Inc.	2,681	211,531
UniFirst Corp.	744	133,771
US Ecology, Inc.	1,186	39,932
Viad Corp.	986	18,083
VSE Corp.	429	11,154
		2,048,609
Communications Equipment - 0.8%
Acacia Communications, Inc.*	1,864	125,820
ADTRAN, Inc.	2,342	26,699
Applied Optoelectronics, Inc.*(b)	933	8,238
CalAmp Corp.*	1,629	12,543
Calix, Inc.*	2,294	32,345
Cambium Networks Corp.*	271	1,187
Casa Systems, Inc.*	1,555	6,764
Clearfield, Inc.*	551	7,620
Comtech Telecommunications Corp.	1,164	20,731
DASAN Zhone Solutions, Inc.*	387	2,845
Digi International, Inc.*	1,404	15,627
Extreme Networks, Inc.*	5,730	18,909
Harmonic, Inc.*	4,378	23,597
Infinera Corp.*	8,765	43,650
Inseego Corp.*(b)	2,233	23,715
InterDigital, Inc.	1,534	84,324
KVH Industries, Inc.*	806	7,407
Lumentum Holdings, Inc.*	3,674	269,378
NETGEAR, Inc.*	1,462	37,617
NetScout Systems, Inc.*	3,483	95,678
Plantronics, Inc.(b)	1,660	21,630
Ribbon Communications, Inc.*	2,931	12,896
TESSCO Technologies, Inc.	320	1,702
Viavi Solutions, Inc.*	11,294	130,898
		1,031,820
Construction & Engineering - 0.7%
Aegion Corp.*	1,497	22,470
Ameresco, Inc., Class A*	1,103	23,670
Arcosa, Inc.	2,392	91,303
Argan, Inc.	723	26,744
Comfort Systems USA, Inc.	1,786	66,082
Concrete Pumping Holdings, Inc.*	1,301	4,332
Construction Partners, Inc., Class A*	916	16,213
Dycom Industries, Inc.*	1,495	62,940
EMCOR Group, Inc.	2,742	174,254
Granite Construction, Inc.	2,304	40,551
Great Lakes Dredge & Dock Corp.*	2,994	27,754
IES Holdings, Inc.*	405	9,477
MasTec, Inc.*	2,949	115,453
MYR Group, Inc.*	791	22,789
Northwest Pipe Co.*	470	11,792
NV5 Global, Inc.*	508	23,957
Primoris Services Corp.	2,176	36,318
Sterling Construction Co., Inc.*	1,281	11,593
Tutor Perini Corp.*	1,958	20,559
WillScot Corp.*	2,538	33,857
		842,108
Construction Materials - 0.1%
Forterra, Inc.*	913	8,052
Summit Materials, Inc., Class A*	5,589	84,897
United States Lime & Minerals, Inc.	99	7,342
US Concrete, Inc.*	786	16,396
		116,687
Consumer Finance - 0.4%
Curo Group Holdings Corp.	763	5,104
Elevate Credit, Inc.*	1,072	1,822
Encore Capital Group, Inc.*	1,518	48,227
Enova International, Inc.*	1,584	22,414
EZCORP, Inc., Class A*	2,499	12,895
FirstCash, Inc.	2,026	141,354
Green Dot Corp., Class A*	2,377	90,754
LendingClub Corp.*	3,297	17,639
Medallion Financial Corp.*	1,012	2,358
Nelnet, Inc., Class A	880	43,375
Oportun Financial Corp.*	357	3,445
PRA Group, Inc.*	2,211	75,439
Regional Management Corp.*	420	6,661
World Acceptance Corp.*	269	17,889
		489,376

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Containers & Packaging - 0.1%
Greif, Inc., Class A	1,271	43,189
Greif, Inc., Class B	296	11,349
Myers Industries, Inc.	1,743	23,722
UFP Technologies, Inc.*	331	14,964
		93,224
Distributors - 0.1%
Core-Mark Holding Co., Inc.	2,225	62,256
Funko, Inc., Class A*(b)	1,074	6,068
Greenlane Holdings, Inc., Class A*(b)	494	1,699
Weyco Group, Inc.	298	5,564
		75,587
Diversified Consumer Services - 0.7%
Adtalem Global Education, Inc.*	2,594	86,795
American Public Education, Inc.*	742	23,321
Carriage Services, Inc.	807	15,107
Chegg, Inc.*	5,817	355,302
Collectors Universe, Inc.	441	9,808
Houghton Mifflin Harcourt Co.*	5,127	7,844
K12, Inc.*	1,931	47,541
Laureate Education, Inc., Class A*	5,538	53,885
OneSpaWorld Holdings Ltd.	2,231	14,591
Perdoceo Education Corp.*	3,386	55,124
Regis Corp.*	1,145	12,045
Select Interior Concepts, Inc., Class A*	1,018	3,268
Strategic Education, Inc.	1,048	177,772
WW International, Inc.*	2,296	54,875
		917,278
Diversified Financial Services - 0.1%
Alerus Financial Corp.	148	2,683
Banco Latinoamericano de Comercio Exterior SA, Class E	1,517	17,901
Cannae Holdings, Inc.*	3,629	133,656
GWG Holdings, Inc.*(b)	142	1,123
Marlin Business Services Corp.	425	3,183
On Deck Capital, Inc.*	2,852	2,133
		160,679
Diversified Telecommunication Services - 0.5%
Anterix, Inc.*	529	28,354
ATN International, Inc.	545	32,373
Bandwidth, Inc., Class A*	790	87,571
Cincinnati Bell, Inc.*	2,437	35,897
Cogent Communications Holdings, Inc.	2,085	159,544
Consolidated Communications Holdings, Inc.*	3,463	20,986
IDT Corp., Class B*	818	5,186
Iridium Communications, Inc.*	4,865	111,895
Ooma, Inc.*	1,003	12,578
ORBCOMM, Inc.*	3,590	9,837
Vonage Holdings Corp.*	11,124	107,124
		611,345
Electric Utilities - 0.7%
ALLETE, Inc.	2,548	149,644
El Paso Electric Co.	1,995	135,600
Genie Energy Ltd., Class B	696	5,992
MGE Energy, Inc.	1,715	116,431
Otter Tail Corp.	1,936	83,074
PNM Resources, Inc.	3,907	159,484
Portland General Electric Co.	4,415	207,991
Spark Energy, Inc., Class A	582	4,784
		863,000
Electrical Equipment - 0.8%
Allied Motion Technologies, Inc.	347	12,558
American Superconductor Corp.*	1,049	7,605
Atkore International Group, Inc.*	2,332	62,591
AZZ, Inc.	1,277	40,430
Bloom Energy Corp., Class A*(b)	2,708	21,745
Encore Wire Corp.	1,001	48,338
Energous Corp.*	1,417	2,735
EnerSys	2,096	132,677
Generac Holdings, Inc.*	3,005	334,366
Plug Power, Inc.*(b)	14,656	61,702
Powell Industries, Inc.	438	11,651
Preformed Line Products Co.	151	7,494
Sunrun, Inc.*	5,551	92,702
Thermon Group Holdings, Inc.*	1,596	25,584
TPI Composites, Inc.*	1,419	29,444
Vicor Corp.*	874	53,296
Vivint Solar, Inc.*	2,169	16,311
		961,229
Electronic Equipment, Instruments & Components - 1.9%
Airgain, Inc.*	438	3,955
Akoustis Technologies, Inc.*(b)	1,486	10,981
Anixter International, Inc.*	1,497	143,278
Arlo Technologies, Inc.*	3,685	8,144
Badger Meter, Inc.	1,405	85,972
Bel Fuse, Inc., Class B	486	4,554
Belden, Inc.	1,917	65,255
Benchmark Electronics, Inc.	1,814	38,439
Coda Octopus Group, Inc.*	291	1,630
CTS Corp.	1,596	34,059
Daktronics, Inc.	1,799	7,628
ePlus, Inc.*	656	48,354
Fabrinet*	1,792	114,580
FARO Technologies, Inc.*	846	47,613
Fitbit, Inc., Class A*	11,363	72,041
II-VI, Inc.*	4,438	210,938
Insight Enterprises, Inc.*	1,716	87,962
Iteris, Inc.*	1,971	9,480
Itron, Inc.*	1,685	108,548
KEMET Corp.	2,797	75,603
Kimball Electronics, Inc.*	1,206	17,113
Knowles Corp.*	3,998	60,130
Methode Electronics, Inc.	1,795	56,273
MTS Systems Corp.	953	16,782
Napco Security Technologies, Inc.*	568	12,905
nLight, Inc.*	1,624	35,013
Novanta, Inc.*	1,655	169,985
OSI Systems, Inc.*	830	62,889
PAR Technology Corp.*(b)	567	14,181
PC Connection, Inc.	553	23,934
Plexus Corp.*	1,420	91,192
Rogers Corp.*	910	98,517
Sanmina Corp.*	3,372	89,729
ScanSource, Inc.*	1,246	30,714
Tech Data Corp.*	1,745	237,739
TTM Technologies, Inc.*	4,865	56,288
Vishay Intertechnology, Inc.	6,518	105,983
Vishay Precision Group, Inc.*	513	12,117
Wrap Technologies, Inc.*(b)	401	2,586
		2,373,084

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Energy Equipment & Services - 0.4%
Archrock, Inc.	6,331	40,202
Cactus, Inc., Class A	2,313	44,132
Covia Holdings Corp.*	2,040	1,024
DMC Global, Inc.	694	19,814
Dril-Quip, Inc.*	1,778	54,033
Era Group, Inc.*	956	4,790
Exterran Corp.*	1,426	9,155
Forum Energy Technologies, Inc.*	4,062	1,178
Frank’s International NV*	5,235	11,779
FTS International, Inc.*	78	477
Geospace Technologies Corp.*	649	5,114
Helix Energy Solutions Group, Inc.*	6,970	23,419
Independence Contract Drilling, Inc.*	103	635
KLX Energy Services Holdings, Inc.*(b)	1,062	1,572
Liberty Oilfield Services, Inc., Class A	2,613	13,457
Mammoth Energy Services, Inc.*	635	800
Matrix Service Co.*	1,298	14,304
Nabors Industries Ltd.	346	12,823
National Energy Services Reunited Corp.*	1,164	6,612
Natural Gas Services Group, Inc.*	629	3,938
NCS Multistage Holdings, Inc.*	562	292
Newpark Resources, Inc.*	4,368	8,823
NexTier Oilfield Solutions, Inc.*	7,826	22,695
Nine Energy Service, Inc.*(b)	779	1,581
Noble Corp. plc*	12,186	1,584
Oceaneering International, Inc.*	4,866	31,240
Oil States International, Inc.*	2,941	12,470
Pacific Drilling SA*	1,464	596
ProPetro Holding Corp.*	3,926	19,434
RigNet, Inc.*	710	696
RPC, Inc.*	2,852	9,069
SEACOR Holdings, Inc.*	854	22,887
SEACOR Marine Holdings, Inc.*	965	1,496
Seadrill Ltd.*	2,877	1,352
Select Energy Services, Inc., Class A*	2,856	16,965
Smart Sand, Inc.*	1,057	1,120
Solaris Oilfield Infrastructure, Inc., Class A	1,527	10,582
TETRA Technologies, Inc.*	5,950	1,963
Tidewater, Inc.*	1,936	9,235
US Silica Holdings, Inc.(b)	3,600	10,620
US Well Services, Inc.*	983	463
		454,421
Entertainment - 0.1%
AMC Entertainment Holdings, Inc., Class A(b)	2,534	12,999
Eros International plc*	3,584	11,576
Gaia, Inc.*	508	3,978
Glu Mobile, Inc.*	5,689	56,776
IMAX Corp.*	2,570	32,408
Liberty Media Corp.-Liberty Braves, Class A*	488	11,024
Liberty Media Corp.-Liberty Braves, Class C*	1,769	38,830
LiveXLive Media, Inc.*(b)	1,639	4,688
Marcus Corp. (The)	1,099	14,814
Reading International, Inc., Class A*	798	2,793
		189,886
Equity Real Estate Investment Trusts (REITs) - 4.3%
Acadia Realty Trust	4,202	49,289
Agree Realty Corp.	2,038	127,925
Alexander & Baldwin, Inc.	3,371	38,463
Alexander’s, Inc.	103	26,764
American Assets Trust, Inc.	2,375	62,154
American Finance Trust, Inc.	5,252	38,445
Armada Hoffler Properties, Inc.	2,747	23,679
Ashford Hospitality Trust, Inc.	4,420	3,050
Bluerock Residential Growth REIT, Inc.	1,155	7,427
Braemar Hotels & Resorts, Inc.	1,473	5,008
BRT Apartments Corp.	484	5,460
CareTrust REIT, Inc.	4,691	87,393
CatchMark Timber Trust, Inc., Class A	2,409	18,911
CBL & Associates Properties, Inc.*	8,324	2,501
Cedar Realty Trust, Inc.	4,211	3,135
Chatham Lodging Trust	2,255	15,221
CIM Commercial Trust Corp.	583	5,772
City Office REIT, Inc.	2,621	24,323
Clipper Realty, Inc.	707	5,218
Community Healthcare Trust, Inc.	943	34,344
CoreCivic, Inc.	5,853	70,412
CorEnergy Infrastructure Trust, Inc.	633	6,334
CorePoint Lodging, Inc.	1,964	7,777
DiamondRock Hospitality Co.	9,894	59,265
Diversified Healthcare Trust	11,631	41,639
Easterly Government Properties, Inc.	3,655	91,631
EastGroup Properties, Inc.	1,887	219,364
Essential Properties Realty Trust, Inc.	4,499	61,366
Farmland Partners, Inc.(b)	1,366	9,425
First Industrial Realty Trust, Inc.	6,196	234,704
Four Corners Property Trust, Inc.	3,445	74,481
Franklin Street Properties Corp.	5,099	27,229
Front Yard Residential Corp.	2,433	18,247
GEO Group, Inc. (The)	5,848	70,059
Getty Realty Corp.	1,640	43,657
Gladstone Commercial Corp.	1,595	28,582
Gladstone Land Corp.	903	13,093
Global Medical REIT, Inc.	1,895	20,314
Global Net Lease, Inc.	4,424	62,069
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,112	90,279
Healthcare Realty Trust, Inc.	6,507	199,765
Hersha Hospitality Trust	1,688	8,508
Independence Realty Trust, Inc.	4,473	44,238
Industrial Logistics Properties Trust	3,184	59,700
Innovative Industrial Properties, Inc.(b)	801	65,458
Investors Real Estate Trust	573	40,626
iStar, Inc.	2,919	31,905
Jernigan Capital, Inc.	1,094	13,205
Kite Realty Group Trust	4,070	39,479
Lexington Realty Trust	11,879	115,464
LTC Properties, Inc.	1,934	71,191
Mack-Cali Realty Corp.	4,257	64,749
Monmouth Real Estate Investment Corp.	4,650	60,357

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
National Health Investors, Inc.	2,093	116,141
National Storage Affiliates Trust	2,916	87,509
New Senior Investment Group, Inc.	4,112	11,925
NexPoint Residential Trust, Inc.	989	31,628
Office Properties Income Trust	2,343	59,254
One Liberty Properties, Inc.	764	12,109
Pebblebrook Hotel Trust	6,390	87,287
Pennsylvania REIT(b)	3,409	3,852
Physicians Realty Trust	9,275	160,179
Piedmont Office Realty Trust, Inc., Class A	6,152	102,615
PotlatchDeltic Corp.	3,251	110,501
Preferred Apartment Communities, Inc., Class A	2,249	15,720
PS Business Parks, Inc.	984	131,502
QTS Realty Trust, Inc., Class A	2,828	194,001
Retail Opportunity Investments Corp.	5,615	52,725
Retail Value, Inc.	732	8,484
Rexford Industrial Realty, Inc.	5,582	222,164
RLJ Lodging Trust	8,307	85,645
RPT Realty	3,837	22,139
Ryman Hospitality Properties, Inc.	2,407	82,271
Sabra Health Care REIT, Inc.	9,911	133,402
Safehold, Inc.	624	34,189
Saul Centers, Inc.	591	17,955
Seritage Growth Properties, Class A*(b)	1,657	13,041
STAG Industrial, Inc.	7,354	197,823
Summit Hotel Properties, Inc.	5,087	31,794
Sunstone Hotel Investors, Inc.	11,030	97,615
Tanger Factory Outlet Centers, Inc.(b)	4,432	27,257
Terreno Realty Corp.	3,243	166,009
UMH Properties, Inc.	1,778	22,189
Uniti Group, Inc.	9,093	75,017
Universal Health Realty Income Trust	629	58,742
Urban Edge Properties	5,657	55,156
Urstadt Biddle Properties, Inc., Class A	1,452	18,528
Washington Prime Group, Inc.(b)	9,177	5,879
Washington REIT	4,042	88,641
Whitestone REIT	1,883	11,580
Xenia Hotels & Resorts, Inc.	5,570	50,130
		5,351,652
Food & Staples Retailing - 0.5%
Andersons, Inc. (The)	1,547	20,049
BJ’s Wholesale Club Holdings, Inc.*	5,480	197,280
Chefs’ Warehouse, Inc. (The)*	1,201	17,775
HF Foods Group, Inc.*(b)	1,081	7,740
Ingles Markets, Inc., Class A	695	29,614
Natural Grocers by Vitamin Cottage, Inc.	446	6,422
Performance Food Group Co.*	6,283	167,442
PriceSmart, Inc.	1,104	60,036
Rite Aid Corp.*	2,709	35,569
SpartanNash Co.	1,762	37,724
United Natural Foods, Inc.*	2,620	51,352
Village Super Market, Inc., Class A	405	9,692
Weis Markets, Inc.	468	26,082
		666,777
Food Products - 0.9%
Alico, Inc.	256	8,215
B&G Foods, Inc.(b)	3,118	72,400
Bridgford Foods Corp.*	85	1,340
Calavo Growers, Inc.	796	46,574
Cal-Maine Foods, Inc.*	1,549	69,023
Darling Ingredients, Inc.*	8,068	188,065
Farmer Bros Co.*	525	4,048
Fresh Del Monte Produce, Inc.	1,507	37,509
Freshpet, Inc.*	1,691	130,511
Hostess Brands, Inc.*	5,871	70,892
J&J Snack Foods Corp.	742	95,443
John B Sanfilippo & Son, Inc.	424	36,863
Lancaster Colony Corp.	929	142,564
Landec Corp.*	1,272	13,572
Limoneira Co.	769	10,274
Sanderson Farms, Inc.	979	129,248
Seneca Foods Corp., Class A*	321	11,707
Simply Good Foods Co. (The)*	4,055	69,057
Tootsie Roll Industries, Inc.	818	29,151
		1,166,456
Gas Utilities - 0.9%
Chesapeake Utilities Corp.	786	71,007
New Jersey Resources Corp.	4,673	164,116
Northwest Natural Holding Co.	1,486	95,267
ONE Gas, Inc.	2,567	215,551
RGC Resources, Inc.	368	9,715
South Jersey Industries, Inc.	4,553	129,123
Southwest Gas Holdings, Inc.	2,668	202,635
Spire, Inc.	2,442	178,071
		1,065,485
Health Care Equipment & Supplies - 3.3%
Accelerate Diagnostics, Inc.*(b)	1,340	11,189
Accuray, Inc.*	4,384	9,206
Alphatec Holdings, Inc.*	1,919	8,540
AngioDynamics, Inc.*	1,812	18,501
Antares Pharma, Inc.*	7,944	22,799
Apyx Medical Corp.*	1,635	7,259
AtriCure, Inc.*	1,866	89,213
Atrion Corp.	71	45,581
Avanos Medical, Inc.*	2,324	67,535
Axogen, Inc.*	1,667	16,170
Axonics Modulation Technologies, Inc.*(b)	912	33,443
BioLife Solutions, Inc.*	357	5,873
BioSig Technologies, Inc.*	792	7,429
Cardiovascular Systems, Inc.*	1,696	65,669
Cerus Corp.*	7,712	47,969
Conformis, Inc.*	3,172	3,136
CONMED Corp.	1,339	98,296
CryoLife, Inc.*	1,792	40,732
CryoPort, Inc.*(b)	1,549	38,059
Cutera, Inc.*	688	9,137
CytoSorbents Corp.*	1,504	15,356
ElectroCore, Inc.*	635	590
GenMark Diagnostics, Inc.*	2,723	25,841
Glaukos Corp.*	1,912	74,530
Globus Medical, Inc., Class A*	3,734	204,063
Haemonetics Corp.*	2,481	272,116
Heska Corp.*	345	30,336
Inogen, Inc.*	897	34,086
Integer Holdings Corp.*	1,596	126,371
IntriCon Corp.*	404	5,713
Invacare Corp.	1,653	10,182

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
iRadimed Corp.*	224	5,208
iRhythm Technologies, Inc.*	1,300	161,603
Lantheus Holdings, Inc.*	1,895	26,018
LeMaitre Vascular, Inc.	807	21,700
LivaNova plc*	2,384	127,520
Meridian Bioscience, Inc.*	2,068	31,971
Merit Medical Systems, Inc.*	2,631	118,369
Mesa Laboratories, Inc.	197	52,057
Misonix, Inc.*	446	6,213
Natus Medical, Inc.*	1,658	35,481
Neogen Corp.*	2,548	181,469
Neuronetics, Inc.*	653	1,195
Nevro Corp.*	1,469	184,506
Novocure Ltd.*	4,267	287,724
NuVasive, Inc.*	2,551	154,591
OraSure Technologies, Inc.*	3,022	43,940
Orthofix Medical, Inc.*	887	30,229
OrthoPediatrics Corp.*	493	22,742
Quidel Corp.*	1,758	307,650
Rockwell Medical, Inc.*(b)	3,213	6,876
RTI Surgical Holdings, Inc.*	2,787	7,581
SeaSpine Holdings Corp.*	1,068	11,374
Senseonics Holdings, Inc.*	6,012	2,806
Shockwave Medical, Inc.*	1,251	55,057
SI-BONE, Inc.*	940	16,441
Sientra, Inc.*	1,893	7,345
Silk Road Medical, Inc.*	790	30,233
Soliton, Inc.*(b)	274	2,721
STAAR Surgical Co.*	2,183	84,700
Surmodics, Inc.*	644	23,815
Tactile Systems Technology, Inc.*	902	43,702
Tandem Diabetes Care, Inc.*	2,755	229,078
TransEnterix, Inc.*	1,166	494
TransMedics Group, Inc.*	698	9,221
Utah Medical Products, Inc.	171	17,011
Vapotherm, Inc.*	738	19,653
Varex Imaging Corp.*	1,849	34,687
ViewRay, Inc.*(b)	5,176	9,058
Wright Medical Group NV*	6,199	183,180
Zynex, Inc.*(b)	777	15,074
		4,055,213
Health Care Providers & Services - 1.7%
1Life Healthcare, Inc.*	948	30,620
Addus HomeCare Corp.*	612	60,564
Amedisys, Inc.*	1,541	295,949
American Renal Associates Holdings, Inc.*	901	5,577
AMN Healthcare Services, Inc.*	2,263	100,387
Apollo Medical Holdings, Inc.*	415	7,839
Avalon GloboCare Corp.*(b)	1,061	1,687
BioTelemetry, Inc.*	1,629	76,856
Brookdale Senior Living, Inc.*	9,066	33,182
Catasys, Inc.*(b)	355	7,033
Community Health Systems, Inc.*	4,232	13,331
CorVel Corp.*	434	29,464
Cross Country Healthcare, Inc.*	1,755	10,653
Ensign Group, Inc. (The)	2,487	108,732
Enzo Biochem, Inc.*	2,140	6,099
Exagen, Inc.*(b)	162	1,878
Genesis Healthcare, Inc.*	4,113	3,546
Hanger, Inc.*	1,779	32,662
HealthEquity, Inc.*	3,402	210,822
Joint Corp. (The)*	641	9,685
LHC Group, Inc.*	1,479	240,352
Magellan Health, Inc.*	1,078	80,839
National HealthCare Corp.	601	40,309
National Research Corp.	591	33,522
Option Care Health, Inc.*	1,512	22,982
Owens & Minor, Inc.	3,028	24,012
Patterson Cos., Inc.	4,107	80,867
Pennant Group, Inc. (The)*	1,243	31,684
PetIQ, Inc.*(b)	971	29,790
Progyny, Inc.*(b)	583	14,552
Providence Service Corp. (The)*	573	46,126
R1 RCM, Inc.*	5,098	54,090
RadNet, Inc.*	2,065	35,188
Select Medical Holdings Corp.*	5,405	87,237
Surgery Partners, Inc.*	1,194	16,006
Tenet Healthcare Corp.*	5,054	109,975
Tivity Health, Inc.*(b)	2,332	24,836
Triple-S Management Corp., Class B*	1,125	22,387
US Physical Therapy, Inc.	617	45,744
		2,087,064
Health Care Technology - 1.2%
Allscripts Healthcare Solutions, Inc.*	7,949	50,238
Castlight Health, Inc., Class B*	5,004	3,942
Computer Programs and Systems, Inc.	624	13,803
Evolent Health, Inc., Class A*	3,640	32,323
Health Catalyst, Inc.*	932	25,294
HealthStream, Inc.*	1,279	29,136
HMS Holdings Corp.*	4,314	134,769
Inovalon Holdings, Inc., Class A*	3,575	67,281
Inspire Medical Systems, Inc.*	662	53,979
Livongo Health, Inc.*	2,528	151,503
NextGen Healthcare, Inc.*	2,687	27,730
Omnicell, Inc.*	2,035	136,162
OptimizeRx Corp.*	678	7,702
Phreesia, Inc.*	1,337	39,201
Schrodinger, Inc.*	677	46,341
Simulations Plus, Inc.	587	29,743
Tabula Rasa HealthCare, Inc.*(b)	960	51,293
Teladoc Health, Inc.*	3,549	617,738
Vocera Communications, Inc.*	1,530	30,034
		1,548,212
Hotels, Restaurants & Leisure - 1.7%
BBX Capital Corp.	3,155	5,648
Biglari Holdings, Inc., Class B*	47	2,861
BJ’s Restaurants, Inc.	939	20,395
Bloomin’ Brands, Inc.	4,276	48,789
Bluegreen Vacations Corp.	351	1,530
Boyd Gaming Corp.	3,959	84,643
Brinker International, Inc.	1,835	48,352
Carrols Restaurant Group, Inc.*	1,714	7,353
Century Casinos, Inc.*	1,339	7,324
Cheesecake Factory, Inc. (The)	2,043	43,884
Churchill Downs, Inc.	1,727	229,121
Chuy’s Holdings, Inc.*	814	13,016
Cracker Barrel Old Country Store, Inc.	1,180	126,413
Dave & Buster’s Entertainment, Inc.	1,517	20,009
Del Taco Restaurants, Inc.*	1,418	8,650
Denny’s Corp.*	2,846	30,865
Dine Brands Global, Inc.	786	35,677
Drive Shack, Inc.*	2,967	5,281
El Pollo Loco Holdings, Inc.*	962	13,343

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Eldorado Resorts, Inc.*(b)	3,236	114,749
Everi Holdings, Inc.*	3,946	24,505
Fiesta Restaurant Group, Inc.*	1,152	9,481
Golden Entertainment, Inc.*	841	10,256
Inspired Entertainment, Inc.*	432	1,162
J Alexander’s Holdings, Inc.*	642	2,722
Jack in the Box, Inc.	1,135	76,068
Kura Sushi USA, Inc., Class A*(b)	166	2,422
Lindblad Expeditions Holdings, Inc.*	1,128	8,855
Marriott Vacations Worldwide Corp.	2,035	182,804
Monarch Casino & Resort, Inc.*	556	22,318
Nathan’s Famous, Inc.	144	8,068
Noodles & Co.*	1,402	8,216
Papa John’s International, Inc.	1,086	84,589
Penn National Gaming, Inc.*	6,160	202,110
PlayAGS, Inc.*	1,306	6,804
Potbelly Corp.*	1,019	2,140
RCI Hospitality Holdings, Inc.	425	6,158
Red Lion Hotels Corp.*	1,180	2,077
Red Robin Gourmet Burgers, Inc.*(b)	637	8,829
Red Rock Resorts, Inc., Class A	3,430	47,334
Ruth’s Hospitality Group, Inc.	1,358	11,013
Scientific Games Corp.*	2,740	43,100
SeaWorld Entertainment, Inc.*	2,317	41,845
Shake Shack, Inc., Class A*	1,426	79,214
Target Hospitality Corp.*	1,593	3,791
Texas Roadhouse, Inc.	3,245	168,253
Twin River Worldwide Holdings, Inc.	857	17,920
Wingstop, Inc.	1,441	175,730
		2,125,687
Household Durables - 1.4%
Bassett Furniture Industries, Inc.	468	2,995
Beazer Homes USA, Inc.*	1,431	14,052
Casper Sleep, Inc.*(b)	331	2,337
Cavco Industries, Inc.*	424	80,641
Century Communities, Inc.*	1,405	41,504
Ethan Allen Interiors, Inc.	1,151	13,006
Flexsteel Industries, Inc.	372	3,694
GoPro, Inc., Class A*(b)	6,266	29,513
Green Brick Partners, Inc.*	1,194	12,776
Hamilton Beach Brands Holding Co., Class A	317	3,027
Helen of Troy Ltd.*	1,233	224,307
Hooker Furniture Corp.	572	9,324
Installed Building Products, Inc.*	1,112	71,479
iRobot Corp.*(b)	1,362	100,407
KB Home	4,264	141,053
La-Z-Boy, Inc.	2,205	56,713
Legacy Housing Corp.*	283	3,682
LGI Homes, Inc.*	984	82,085
Lifetime Brands, Inc.	583	3,317
Lovesac Co. (The)*(b)	431	7,892
M/I Homes, Inc.*	1,331	44,562
MDC Holdings, Inc.	2,482	84,363
Meritage Homes Corp.*	1,779	123,641
Purple Innovation, Inc.*	409	5,865
Skyline Champion Corp.*	2,473	61,429
Sonos, Inc.*	3,936	42,745
Taylor Morrison Home Corp., Class A*	6,419	124,079
TopBuild Corp.*	1,644	188,550
TRI Pointe Group, Inc.*	6,799	97,362
Tupperware Brands Corp.	2,396	7,739
Universal Electronics, Inc.*	661	29,904
ZAGG, Inc.*	1,376	4,107
		1,718,150
Household Products - 0.2%
Central Garden & Pet Co.*	486	17,831
Central Garden & Pet Co., Class A*	1,986	68,040
Oil-Dri Corp. of America	258	9,141
WD-40 Co.	675	129,499
		224,511
Independent Power and Renewable Electricity Producers - 0.3%
Atlantic Power Corp.*	5,249	11,023
Clearway Energy, Inc., Class A	1,712	34,736
Clearway Energy, Inc., Class C	3,890	85,230
Ormat Technologies, Inc.	1,949	141,907
Sunnova Energy International, Inc.*	1,560	23,400
TerraForm Power, Inc., Class A	3,899	71,664
		367,960
Industrial Conglomerates - 0.0%(c)
Raven Industries, Inc.	1,762	37,795

Insurance - 1.6%
Ambac Financial Group, Inc.*	2,221	29,806
American Equity Investment Life Holding Co.	4,429	96,065
AMERISAFE, Inc.	939	57,636
Argo Group International Holdings Ltd.	1,604	49,227
Benefytt Technologies, Inc.*(b)	479	9,403
BRP Group, Inc., Class A*	869	10,776
Citizens, Inc.*(b)	2,431	14,780
CNO Financial Group, Inc.	7,282	104,497
Crawford & Co., Class A	800	4,816
Donegal Group, Inc., Class A	507	7,225
eHealth, Inc.*	1,122	146,331
Employers Holdings, Inc.	1,551	46,359
Enstar Group Ltd.*	565	80,456
FBL Financial Group, Inc., Class A	476	16,998
FedNat Holding Co.	567	6,912
Genworth Financial, Inc., Class A*	24,867	75,844
Global Indemnity Ltd.	408	9,898
Goosehead Insurance, Inc., Class A*	563	33,752
Greenlight Capital Re Ltd., Class A*	1,433	10,375
Hallmark Financial Services, Inc.*	641	1,494
HCI Group, Inc.	300	13,455
Heritage Insurance Holdings, Inc.	1,288	16,151
Horace Mann Educators Corp.	2,033	74,245
Independence Holding Co.	244	7,088
Investors Title Co.	68	8,575
James River Group Holdings Ltd.	1,455	56,265
Kinsale Capital Group, Inc.	1,003	149,768
MBIA, Inc.*	3,696	26,168
National General Holdings Corp.	3,330	67,599
National Western Life Group, Inc., Class A	111	21,748
NI Holdings, Inc.*	468	7,015
Palomar Holdings, Inc.*	907	67,499
ProAssurance Corp.	2,618	36,128

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
ProSight Global, Inc.*	436	3,863
Protective Insurance Corp., Class B	449	6,205
RLI Corp.	1,964	155,077
Safety Insurance Group, Inc.	725	55,274
Selective Insurance Group, Inc.	2,877	150,899
State Auto Financial Corp.	845	16,849
Stewart Information Services Corp.	1,152	35,505
Third Point Reinsurance Ltd.*	3,628	26,775
Tiptree, Inc.	1,222	7,454
Trupanion, Inc.*(b)	1,416	42,650
United Fire Group, Inc.	1,040	27,903
United Insurance Holdings Corp.	1,013	7,942
Universal Insurance Holdings, Inc.	1,461	26,093
Watford Holdings Ltd.*	875	12,924
		1,939,767
Interactive Media & Services - 0.2%
Cargurus, Inc.*	3,683	95,684
Cars.com, Inc.*	3,295	20,330
DHI Group, Inc.*	2,458	6,563
Eventbrite, Inc., Class A*	1,795	15,473
EverQuote, Inc., Class A*	431	23,240
Liberty TripAdvisor Holdings, Inc., Class A*	3,566	8,469
Meet Group, Inc. (The)*	3,395	20,981
QuinStreet, Inc.*	2,275	23,069
Travelzoo*	258	1,579
TrueCar, Inc.*	5,150	13,905
Yelp, Inc.*	3,369	73,242
		302,535
Internet & Direct Marketing Retail - 0.4%
1-800-Flowers.com, Inc., Class A*	1,219	26,989
Duluth Holdings, Inc., Class B*(b)	526	2,388
Groupon, Inc.*	22,191	28,293
Lands’ End, Inc.*	522	3,278
Leaf Group Ltd.*	859	2,345
Liquidity Services, Inc.*	1,304	7,446
PetMed Express, Inc.	963	34,764
Quotient Technology, Inc.*	3,687	25,661
RealReal, Inc. (The)*	2,548	34,169
Rubicon Project, Inc. (The)*	4,803	30,115
Shutterstock, Inc.	938	35,569
Stamps.com, Inc.*	812	160,898
Stitch Fix, Inc., Class A*(b)	2,032	46,980
Waitr Holdings, Inc.*(b)	2,834	7,000
		445,895
IT Services - 1.6%
Brightcove, Inc.*	1,909	15,329
Cardtronics plc, Class A*	1,807	43,711
Cass Information Systems, Inc.	692	27,915
Conduent, Inc.*	8,499	20,313
CSG Systems International, Inc.	1,617	76,565
Endurance International Group Holdings, Inc.*	3,557	12,734
EVERTEC, Inc.	2,980	86,778
Evo Payments, Inc., Class A*	1,964	43,483
Exela Technologies, Inc.*	2,199	714
ExlService Holdings, Inc.*	1,646	100,686
GTT Communications, Inc.*(b)	1,658	13,247
Hackett Group, Inc. (The)	1,202	16,576
I3 Verticals, Inc., Class A*	719	20,750
Information Services Group, Inc.*	1,750	3,010
International Money Express, Inc.*	885	9,762
KBR, Inc.	6,957	163,142
Limelight Networks, Inc.*	5,689	28,104
LiveRamp Holdings, Inc.*	3,294	166,116
ManTech International Corp., Class A	1,316	102,306
MAXIMUS, Inc.	3,126	225,134
NIC, Inc.	3,230	77,714
Paysign, Inc.*	1,485	10,722
Perficient, Inc.*	1,569	53,409
Perspecta, Inc.	6,873	152,374
PRGX Global, Inc.*	1,002	3,948
Priority Technology Holdings, Inc.*	319	596
Science Applications International Corp.	2,845	250,474
StarTek, Inc.*	815	3,431
Sykes Enterprises, Inc.*	1,878	51,194
TTEC Holdings, Inc.	852	36,091
Tucows, Inc., Class A*(b)	464	27,872
Unisys Corp.*	2,503	28,434
Verra Mobility Corp.*	6,268	68,384
Virtusa Corp.*	1,410	42,399
		1,983,417
Leisure Products - 0.4%
Acushnet Holdings Corp.	1,728	57,750
American Outdoor Brands Corp.*	2,658	31,418
Callaway Golf Co.	4,592	70,349
Clarus Corp.	1,153	12,107
Escalade, Inc.	518	5,221
Johnson Outdoors, Inc., Class A	264	20,489
Malibu Boats, Inc., Class A*	1,002	47,224
Marine Products Corp.	364	4,095
MasterCraft Boat Holdings, Inc.*	904	13,433
Sturm Ruger & Co., Inc.	822	51,243
Vista Outdoor, Inc.*	2,839	27,567
YETI Holdings, Inc.*	3,436	110,296
		451,192
Life Sciences Tools & Services - 0.8%
ChromaDex Corp.*	2,015	9,692
Codexis, Inc.*	2,597	32,255
Fluidigm Corp.*	3,396	14,807
Luminex Corp.	2,065	64,345
Medpace Holdings, Inc.*	1,356	125,864
NanoString Technologies, Inc.*	1,675	51,138
NeoGenomics, Inc.*	4,683	124,989
Pacific Biosciences of California, Inc.*	6,991	24,608
Personalis, Inc.*	922	10,917
Quanterix Corp.*	656	18,099
Repligen Corp.*	2,568	336,331
Syneos Health, Inc.*	3,057	186,446
		999,491
Machinery - 2.4%
Alamo Group, Inc.	479	49,490
Albany International Corp., Class A	1,505	90,751
Altra Industrial Motion Corp.	3,161	97,991
Astec Industries, Inc.	1,098	46,643
Barnes Group, Inc.	2,315	87,461
Blue Bird Corp.*	755	10,834
Briggs & Stratton Corp.	2,021	3,314
Chart Industries, Inc.*	1,768	69,394
CIRCOR International, Inc.*	960	15,437
Columbus McKinnon Corp.	1,132	34,424
Commercial Vehicle Group, Inc.*	1,489	3,767

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Douglas Dynamics, Inc.	1,101	40,231
Eastern Co. (The)	265	4,958
Energy Recovery, Inc.*	1,846	14,187
Enerpac Tool Group Corp.	2,700	48,330
EnPro Industries, Inc.	1,012	45,621
ESCO Technologies, Inc.	1,256	103,758
Evoqua Water Technologies Corp.*	3,731	70,180
Federal Signal Corp.	2,936	85,555
Franklin Electric Co., Inc.	2,272	115,236
Gencor Industries, Inc.*	447	5,324
Gorman-Rupp Co. (The)	865	26,521
Graham Corp.	472	5,400
Greenbrier Cos., Inc. (The)	1,577	33,464
Helios Technologies, Inc.	1,438	51,437
Hillenbrand, Inc.	3,588	92,355
Hurco Cos., Inc.	316	9,878
Hyster-Yale Materials Handling, Inc.	497	18,195
John Bean Technologies Corp.	1,534	126,018
Kadant, Inc.	539	52,191
Kennametal, Inc.	4,035	111,931
LB Foster Co., Class A*	490	5,988
Lindsay Corp.	530	49,778
Luxfer Holdings plc	1,347	18,845
Lydall, Inc.*	838	9,067
Manitowoc Co., Inc. (The)*	1,724	16,119
Mayville Engineering Co., Inc.*	309	1,891
Meritor, Inc.*	3,489	71,106
Miller Industries, Inc.	542	16,059
Mueller Industries, Inc.	2,725	72,976
Mueller Water Products, Inc., Class A	7,711	72,021
Navistar International Corp.*	2,437	61,266
NN, Inc.	2,059	9,204
Omega Flex, Inc.	142	14,527
Park-Ohio Holdings Corp.	427	6,230
Proto Labs, Inc.*	1,326	167,540
RBC Bearings, Inc.*	1,192	167,655
REV Group, Inc.	1,334	8,137
Rexnord Corp.	5,228	157,363
Spartan Motors, Inc.	1,657	28,302
SPX Corp.*	2,146	85,797
SPX FLOW, Inc.*	2,057	71,131
Standex International Corp.	606	32,063
Tennant Co.	883	56,459
Terex Corp.	3,113	48,936
Titan International, Inc.	2,461	3,027
TriMas Corp.*	2,203	52,101
Twin Disc, Inc.*	514	2,822
Wabash National Corp.	2,589	24,725
Watts Water Technologies, Inc., Class A	1,356	112,765
Welbilt, Inc.*	6,381	38,796
		3,052,972
Marine - 0.1%
Costamare, Inc.	2,538	11,675
Eagle Bulk Shipping, Inc.*	2,172	3,844
Genco Shipping & Trading Ltd.	745	3,516
Matson, Inc.	2,088	59,654
Safe Bulkers, Inc.*	2,497	2,547
Scorpio Bulkers, Inc.	267	4,649
		85,885
Media - 0.5%
Boston Omaha Corp., Class A*	515	8,405
Cardlytics, Inc.*	704	47,935
Central European Media Enterprises Ltd., Class A*	4,356	17,424
Clear Channel Outdoor Holdings, Inc.*	2,397	2,315
comScore, Inc.*	2,404	9,051
Cumulus Media, Inc., Class A*	706	3,650
Daily Journal Corp.*(b)	56	15,686
Emerald Holding, Inc.	1,211	2,688
Entercom Communications Corp., Class A	5,853	9,774
Entravision Communications Corp., Class A	2,936	4,404
EW Scripps Co. (The), Class A	2,688	23,305
Fluent, Inc.*	2,092	4,173
Gannett Co., Inc.	5,764	7,551
Gray Television, Inc.*	4,473	62,354
Hemisphere Media Group, Inc.*	854	8,369
Lee Enterprises, Inc.*	2,628	2,917
Liberty Latin America Ltd., Class A*	2,273	22,662
Liberty Latin America Ltd., Class C*	5,593	53,693
Loral Space & Communications, Inc.	632	11,901
Marchex, Inc., Class B*	1,761	2,730
MDC Partners, Inc., Class A*	2,776	3,650
Meredith Corp.	1,956	29,223
MSG Networks, Inc., Class A*	2,110	26,122
National CineMedia, Inc.	3,059	8,412
Saga Communications, Inc., Class A	188	4,995
Scholastic Corp.	1,450	42,630
TechTarget, Inc.*	1,132	31,119
TEGNA, Inc.	10,683	125,205
Tribune Publishing Co.	861	8,179
WideOpenWest, Inc.*	1,210	7,877
		608,399
Metals & Mining - 0.8%
Allegheny Technologies, Inc.*	6,180	53,642
Carpenter Technology Corp.	2,314	54,078
Century Aluminum Co.*	2,466	14,697
Cleveland-Cliffs, Inc.(b)	19,395	101,242
Coeur Mining, Inc.*	11,702	67,287
Commercial Metals Co.	5,794	99,425
Compass Minerals International, Inc.	1,676	80,750
Contura Energy, Inc.*	890	3,418
Gold Resource Corp.	2,981	11,626
Haynes International, Inc.	611	13,949
Hecla Mining Co.	25,466	84,547
Kaiser Aluminum Corp.	774	55,534
Materion Corp.	998	52,395
Novagold Resources, Inc.*	11,371	108,707
Olympic Steel, Inc.	454	5,008
Ramaco Resources, Inc.*(b)	401	1,087
Ryerson Holding Corp.*	795	3,967
Schnitzer Steel Industries, Inc., Class A	1,279	20,080
SunCoke Energy, Inc.	3,480	11,867
Synalloy Corp.*	408	3,811
TimkenSteel Corp.*	1,976	6,916
Warrior Met Coal, Inc.	2,540	35,763

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Worthington Industries, Inc.	1,899	56,818
		946,614
Mortgage Real Estate Investment Trusts (REITs) - 0.5%
AG Mortgage Investment Trust, Inc.	1,596	3,926
Anworth Mortgage Asset Corp.	4,795	7,001
Apollo Commercial Real Estate Finance, Inc.	7,582	62,400
Ares Commercial Real Estate Corp.	1,534	11,428
Arlington Asset Investment Corp., Class A	1,772	4,253
ARMOUR Residential REIT, Inc.	2,896	22,676
Blackstone Mortgage Trust, Inc., Class A	6,302	148,664
Capstead Mortgage Corp.	4,593	23,241
Cherry Hill Mortgage Investment Corp.	794	6,852
Colony Credit Real Estate, Inc.	3,974	19,671
Dynex Capital, Inc.	1,099	14,133
Ellington Financial, Inc.	1,957	19,961
Exantas Capital Corp.	1,502	3,004
Granite Point Mortgage Trust, Inc.	2,663	13,102
Great Ajax Corp.	847	6,945
Invesco Mortgage Capital, Inc.(b)	8,152	22,581
KKR Real Estate Finance Trust, Inc.	1,240	20,076
Ladder Capital Corp.	5,059	40,219
New York Mortgage Trust, Inc.	18,580	38,646
Orchid Island Capital, Inc.	3,183	13,273
PennyMac Mortgage Investment Trust	4,855	53,454
Ready Capital Corp.	1,878	11,024
Redwood Trust, Inc.	5,495	29,398
TPG RE Finance Trust, Inc.	2,434	18,036
Western Asset Mortgage Capital Corp.(b)	2,552	5,053
		619,017
Multiline Retail - 0.1%
Big Lots, Inc.	1,914	74,167
Dillard’s, Inc., Class A(b)	484	14,525
		88,692
Multi-Utilities - 0.4%
Avista Corp.	3,272	128,164
Black Hills Corp.	3,001	185,192
NorthWestern Corp.	2,489	149,639
Unitil Corp.	717	34,538
		497,533
Oil, Gas & Consumable Fuels - 0.9%
Abraxas Petroleum Corp.*	7,865	1,527
Altus Midstream Co.*	2,471	1,705
Amplify Energy Corp.	639	703
Arch Resources, Inc.	741	24,423
Ardmore Shipping Corp.	1,639	9,572
Berry Corp.	3,078	13,051
Bonanza Creek Energy, Inc.*	930	15,717
Brigham Minerals, Inc., Class A	1,386	18,364
California Resources Corp.*(b)	2,372	3,155
Callon Petroleum Co.*	18,880	12,625
Chaparral Energy, Inc., Class A*	1,523	759
Clean Energy Fuels Corp.*	6,597	13,788
CNX Resources Corp.*	9,160	93,340
Comstock Resources, Inc.*	761	4,079
CONSOL Energy, Inc.*	1,268	8,635
CVR Energy, Inc.	1,454	29,662
Delek US Holdings, Inc.	3,636	71,520
Denbury Resources, Inc.*	23,665	5,041
DHT Holdings, Inc.	5,436	32,290
Diamond S Shipping, Inc.*	1,327	14,531
Dorian LPG Ltd.*	1,331	10,941
Earthstone Energy, Inc., Class A*(b)	969	2,888
Energy Fuels, Inc.*	4,806	8,266
Evolution Petroleum Corp.	1,333	3,253
Extraction Oil & Gas, Inc.*	4,157	1,206
Falcon Minerals Corp.	1,893	4,714
GasLog Ltd.	1,987	6,815
Golar LNG Ltd.	4,655	36,914
Goodrich Petroleum Corp.*	447	3,594
Green Plains, Inc.*(b)	1,686	14,415
Gulfport Energy Corp.*	7,866	11,878
Hallador Energy Co.	996	701
HighPoint Resources Corp.*	5,516	1,324
International Seaways, Inc.	1,239	28,100
Laredo Petroleum, Inc.*	8,860	7,518
Magnolia Oil & Gas Corp., Class A*	4,964	27,550
Matador Resources Co.*(b)	5,455	42,767
Montage Resources Corp.*(b)	1,051	6,432
NACCO Industries, Inc., Class A	182	4,783
NextDecade Corp.*(b)	613	926
Nordic American Tankers Ltd.	6,844	31,277
Northern Oil and Gas, Inc.*	14,566	11,351
Oasis Petroleum, Inc.*	15,686	7,225
Overseas Shipholding Group, Inc., Class A*	3,176	7,019
Panhandle Oil and Gas, Inc., Class A	754	3,152
Par Pacific Holdings, Inc.*	1,740	16,165
PDC Energy, Inc.*	4,914	59,853
Peabody Energy Corp.	3,145	9,907
Penn Virginia Corp.*	666	5,847
PrimeEnergy Resources Corp.*	25	1,899
QEP Resources, Inc.	11,752	10,031
Renewable Energy Group, Inc.*	1,808	51,438
REX American Resources Corp.*	276	16,187
Ring Energy, Inc.*(b)	2,954	3,515
Rosehill Resources, Inc.*	515	173
SandRidge Energy, Inc.*	1,511	2,387
Scorpio Tankers, Inc.	2,166	38,425
SFL Corp. Ltd.	3,994	39,620
SilverBow Resources, Inc.*(b)	348	1,315
SM Energy Co.	5,505	19,378
Southwestern Energy Co.*	26,706	80,385
Talos Energy, Inc.*	989	12,016
Teekay Corp.*	3,372	9,880
Teekay Tankers Ltd., Class A*	1,170	20,335
Tellurian, Inc.*(b)	4,637	4,637
Uranium Energy Corp.*(b)	8,905	9,350
W&T Offshore, Inc.*(b)	4,625	12,071
Whiting Petroleum Corp.*(b)	4,468	3,127
World Fuel Services Corp.	3,171	80,797
		1,168,234
Paper & Forest Products - 0.3%
Boise Cascade Co.	1,907	64,895
Clearwater Paper Corp.*	786	22,771
Louisiana-Pacific Corp.	5,539	130,776
Neenah, Inc.	823	41,611

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
PH Glatfelter Co.	2,140	32,977
Schweitzer-Mauduit International, Inc.	1,518	46,132
Verso Corp., Class A*	1,713	24,633
		363,795
Personal Products - 0.2%
BellRing Brands, Inc., Class A*	1,953	39,216
Edgewell Personal Care Co.*	2,656	80,796
elf Beauty, Inc.*	1,289	22,094
Inter Parfums, Inc.	864	40,098
Lifevantage Corp.*	687	10,518
Medifast, Inc.(b)	545	55,775
Nature’s Sunshine Products, Inc.*	430	4,171
Revlon, Inc., Class A*(b)	339	3,471
USANA Health Sciences, Inc.*	616	52,188
Youngevity International, Inc.*	421	707
		309,034
Pharmaceuticals - 1.4%
AcelRx Pharmaceuticals, Inc.*(b)	3,847	5,347
Acer Therapeutics, Inc.*	246	755
Aclaris Therapeutics, Inc.*	1,511	2,131
Aerie Pharmaceuticals, Inc.*	2,074	29,098
AMAG Pharmaceuticals, Inc.*(b)	1,654	12,752
Amneal Pharmaceuticals, Inc.*	5,807	28,280
Amphastar Pharmaceuticals, Inc.*	1,762	32,844
ANI Pharmaceuticals, Inc.*	449	13,946
Arvinas, Inc.*	1,042	34,667
Assertio Holdings, Inc.*	2,760	2,723
Axsome Therapeutics, Inc.*	1,327	102,152
Baudax Bio, Inc.*	399	1,696
BioDelivery Sciences International, Inc.*	4,102	19,608
Cara Therapeutics, Inc.*(b)	1,956	31,042
cbdMD, Inc.*(b)	1,567	2,303
Cerecor, Inc.*	1,118	3,611
Chiasma, Inc.*	1,684	10,525
Collegium Pharmaceutical, Inc.*	1,578	34,795
Corcept Therapeutics, Inc.*	4,703	71,203
CorMedix, Inc.*(b)	1,246	5,507
Cymabay Therapeutics, Inc.*	3,383	12,534
Eloxx Pharmaceuticals, Inc.*(b)	1,235	4,187
Endo International plc*	11,045	42,634
Evofem Biosciences, Inc.*(b)	1,334	7,284
Evolus, Inc.*(b)	907	4,145
EyePoint Pharmaceuticals, Inc.*(b)	3,094	2,661
Fulcrum Therapeutics, Inc.*	622	12,384
Innoviva, Inc.*	3,138	43,838
Intersect ENT, Inc.*	1,508	16,814
Intra-Cellular Therapies, Inc.*	2,589	54,058
Kala Pharmaceuticals, Inc.*(b)	1,164	14,329
Kaleido Biosciences, Inc.*(b)	557	4,022
Lannett Co., Inc.*	1,595	12,202
Liquidia Technologies, Inc.*	658	6,080
Mallinckrodt plc*(b)	4,127	11,638
Marinus Pharmaceuticals, Inc.*	4,036	10,251
Menlo Therapeutics, Inc.*	2,281	5,452
MyoKardia, Inc.*	2,438	249,383
NGM Biopharmaceuticals, Inc.*	1,201	23,696
Ocular Therapeutix, Inc.*	2,074	14,601
Odonate Therapeutics, Inc.*	472	15,420
Omeros Corp.*(b)	2,513	37,393
Optinose, Inc.*(b)	1,360	5,875
Osmotica Pharmaceuticals plc*	433	2,585
Pacira BioSciences, Inc.*	2,014	88,515
Paratek Pharmaceuticals, Inc.*	1,615	7,171
Phathom Pharmaceuticals, Inc.*	529	22,366
Phibro Animal Health Corp., Class A	1,002	26,252
Prestige Consumer Healthcare, Inc.*	2,479	104,614
Reata Pharmaceuticals, Inc., Class A*	1,112	161,596
Recro Pharma, Inc.*	964	4,357
resTORbio, Inc.*	752	1,632
Revance Therapeutics, Inc.*	2,537	53,023
Satsuma Pharmaceuticals, Inc.*	221	5,790
SIGA Technologies, Inc.*	2,707	16,215
Strongbridge Biopharma plc*	1,777	6,077
Supernus Pharmaceuticals, Inc.*	2,422	58,419
TherapeuticsMD, Inc.*(b)	10,875	12,289
Theravance Biopharma, Inc.*	2,410	60,853
Tricida, Inc.*	1,072	28,794
Verrica Pharmaceuticals, Inc.*	633	7,267
WaVe Life Sciences Ltd.*	1,105	11,249
Xeris Pharmaceuticals, Inc.*	1,749	8,990
Zogenix, Inc.*	2,094	60,998
Zynerba Pharmaceuticals, Inc.*(b)	1,123	5,907
		1,810,825
Professional Services - 1.0%
Acacia Research Corp.*	2,416	6,257
ASGN, Inc.*	2,511	154,652
Barrett Business Services, Inc.	357	18,100
BG Staffing, Inc.	488	5,095
CBIZ, Inc.*	2,521	57,101
CRA International, Inc.	370	14,944
Exponent, Inc.	2,541	188,644
Forrester Research, Inc.*	529	16,611
Franklin Covey Co.*	479	10,203
FTI Consulting, Inc.*	1,829	220,321
GP Strategies Corp.*	628	4,930
Heidrick & Struggles International, Inc.	923	20,472
Huron Consulting Group, Inc.*	1,102	50,978
ICF International, Inc.	893	58,563
InnerWorkings, Inc.*	2,166	2,578
Insperity, Inc.	1,817	94,193
Kelly Services, Inc., Class A	1,627	24,389
Kforce, Inc.	994	30,019
Korn Ferry	2,714	82,126
Mistras Group, Inc.*	883	3,567
Resources Connection, Inc.	1,502	16,507
TriNet Group, Inc.*	2,156	115,842
TrueBlue, Inc.*	1,899	29,358
Upwork, Inc.*	2,820	35,081
Willdan Group, Inc.*	495	12,103
		1,272,634
Real Estate Management & Development - 0.4%
Altisource Portfolio Solutions SA*	277	3,942
American Realty Investors, Inc.*	122	916
CTO Realty Growth, Inc.	240	10,027
Cushman & Wakefield plc*	5,536	56,744
eXp World Holdings, Inc.*(b)	1,013	10,829
Forestar Group, Inc.*	816	12,379
FRP Holdings, Inc.*	343	13,566
Griffin Industrial Realty, Inc.	48	1,939
Kennedy-Wilson Holdings, Inc.	6,028	84,513
Marcus & Millichap, Inc.*	1,128	31,099
Maui Land & Pineapple Co., Inc.*	331	3,479

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Newmark Group, Inc., Class A	7,045	29,941
Rafael Holdings, Inc., Class B*	530	9,164
RE/MAX Holdings, Inc., Class A	879	24,603
Realogy Holdings Corp.	5,590	33,875
Redfin Corp.*	4,398	131,896
RMR Group, Inc. (The), Class A	745	20,085
St Joe Co. (The)*	1,640	31,570
Stratus Properties, Inc.*	289	4,901
Tejon Ranch Co.*	1,031	14,785
Transcontinental Realty Investors, Inc.*	52	1,050
		531,303
Road & Rail - 0.4%
ArcBest Corp.	1,251	28,010
Avis Budget Group, Inc.*(b)	2,827	60,865
Covenant Transportation Group, Inc., Class A*	621	7,825
Daseke, Inc.*	2,244	6,205
Heartland Express, Inc.	2,256	49,406
Marten Transport Ltd.	1,927	49,312
PAM Transportation Services, Inc.*	94	3,281
Saia, Inc.*	1,273	138,044
Universal Logistics Holdings, Inc.	391	5,810
US Xpress Enterprises, Inc., Class A*	1,072	5,467
Werner Enterprises, Inc.	2,224	102,793
YRC Worldwide, Inc.*	1,635	2,420
		459,438
Semiconductors & Semiconductor Equipment - 2.5%
Adesto Technologies Corp.*	1,329	16,041
Advanced Energy Industries, Inc.*	1,869	124,905
Alpha & Omega Semiconductor Ltd.*	994	10,457
Ambarella, Inc.*	1,590	90,217
Amkor Technology, Inc.*	4,824	51,038
Axcelis Technologies, Inc.*	1,585	42,557
AXT, Inc.*	1,893	10,014
Brooks Automation, Inc.	3,559	142,253
Cabot Microelectronics Corp.	1,426	206,570
CEVA, Inc.*	1,068	36,814
Cirrus Logic, Inc.*	2,862	207,438
Cohu, Inc.	1,978	29,789
Diodes, Inc.*	2,041	99,274
DSP Group, Inc.*	1,084	19,534
Enphase Energy, Inc.*	4,512	262,553
FormFactor, Inc.*	3,708	93,330
GSI Technology, Inc.*	788	5,934
Ichor Holdings Ltd.*	1,093	24,866
Impinj, Inc.*	824	21,300
Inphi Corp.*	2,209	277,605
Lattice Semiconductor Corp.*	6,198	154,144
MACOM Technology Solutions Holdings, Inc.*	2,258	71,692
MaxLinear, Inc.*	3,246	56,221
NeoPhotonics Corp.*	1,934	16,768
NVE Corp.	235	14,225
Onto Innovation, Inc.*	2,364	73,473
PDF Solutions, Inc.*	1,388	23,679
Photronics, Inc.*	3,126	37,481
Power Integrations, Inc.	1,392	150,823
Rambus, Inc.*	5,426	84,320
Semtech Corp.*	3,238	172,197
Silicon Laboratories, Inc.*	2,111	197,716
SiTime Corp.*	241	7,184
SMART Global Holdings, Inc.*	666	17,836
SunPower Corp.*	3,643	26,303
Synaptics, Inc.*	1,681	107,113
Ultra Clean Holdings, Inc.*	1,943	40,278
Veeco Instruments, Inc.*	2,365	27,765
Xperi Corp.	5,216	71,720
		3,123,427
Software - 3.8%
8x8, Inc.*	4,753	69,109
A10 Networks, Inc.*	2,450	16,660
ACI Worldwide, Inc.*	5,658	156,048
Agilysys, Inc.*	1,016	19,538
Alarm.com Holdings, Inc.*	2,081	98,410
Altair Engineering, Inc., Class A*	1,965	76,812
American Software, Inc., Class A	1,457	28,339
Appfolio, Inc., Class A*	772	122,370
Appian Corp.*(b)	1,674	95,351
Avaya Holdings Corp.*	4,690	68,474
Benefitfocus, Inc.*	1,455	18,522
Blackbaud, Inc.	2,400	140,664
Blackline, Inc.*	2,124	157,813
Bottomline Technologies DE, Inc.*	2,127	107,626
Box, Inc., Class A*	7,191	143,676
ChannelAdvisor Corp.*	1,311	18,288
Cloudera, Inc.*	12,147	124,507
CommVault Systems, Inc.*	2,051	82,983
Cornerstone OnDemand, Inc.*	2,798	108,143
Digimarc Corp.*	575	9,884
Digital Turbine, Inc.*	3,853	24,736
Domo, Inc., Class B*	877	22,206
Ebix, Inc.	1,143	25,615
eGain Corp.*	1,012	10,535
Envestnet, Inc.*	2,371	172,158
Everbridge, Inc.*	1,634	238,989
Five9, Inc.*	2,938	306,140
ForeScout Technologies, Inc.*	2,123	50,081
GTY Technology Holdings, Inc.*	1,946	7,297
Ideanomics, Inc.*	5,038	1,984
Intelligent Systems Corp.*	334	10,698
J2 Global, Inc.*	2,292	179,464
LivePerson, Inc.*	3,051	114,260
Majesco*	374	2,629
MicroStrategy, Inc., Class A*	399	49,667
Mitek Systems, Inc.*	1,953	18,221
MobileIron, Inc.*	4,840	21,877
Model N, Inc.*	1,637	52,580
OneSpan, Inc.*	1,609	32,695
Pareteum Corp.*	6,321	2,757
Phunware, Inc.*	1,549	1,998
Ping Identity Holding Corp.*	677	19,166
Progress Software Corp.	2,214	89,446
PROS Holdings, Inc.*	1,637	63,761
Q2 Holdings, Inc.*	2,331	192,587
QAD, Inc., Class A	564	25,758
Qualys, Inc.*	1,654	190,739
Rapid7, Inc.*	2,421	118,363
Rimini Street, Inc.*	999	4,605
Rosetta Stone, Inc.*	1,020	18,952
Sailpoint Technologies Holdings, Inc.*	4,213	96,183
SecureWorks Corp., Class A*	400	5,384
SharpSpring, Inc.*	533	5,277
ShotSpotter, Inc.*	399	9,277
Sprout Social, Inc., Class A*	468	12,893

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
SPS Commerce, Inc.*	1,719	117,167
SVMK, Inc.*	4,265	85,940
Synchronoss Technologies, Inc.*	1,907	5,197
Telenav, Inc.*	1,654	8,187
Tenable Holdings, Inc.*	1,851	57,881
Upland Software, Inc.*	1,125	38,869
Varonis Systems, Inc.*	1,472	124,222
Verint Systems, Inc.*	3,263	151,305
VirnetX Holding Corp.(b)	3,014	20,043
Workiva, Inc.*	1,805	80,395
Yext, Inc.*	4,729	74,671
Zix Corp.*	2,626	17,647
Zuora, Inc., Class A*	4,344	52,171
		4,695,890
Specialty Retail - 1.5%
Aaron’s, Inc.	3,320	122,541
Abercrombie & Fitch Co., Class A	3,085	35,848
American Eagle Outfitters, Inc.	7,726	70,770
America’s Car-Mart, Inc.*	301	23,951
Asbury Automotive Group, Inc.*	949	68,594
Ascena Retail Group, Inc.*	382	638
At Home Group, Inc.*(b)	2,341	11,096
Barnes & Noble Education, Inc.*	2,042	3,165
Bed Bath & Beyond, Inc.(b)	5,985	43,511
Boot Barn Holdings, Inc.*	1,396	29,986
Buckle, Inc. (The)	1,419	19,980
Caleres, Inc.	1,936	13,881
Camping World Holdings, Inc., Class A(b)	1,618	34,269
Cato Corp. (The), Class A	1,089	10,563
Chico’s FAS, Inc.	5,733	7,740
Children’s Place, Inc. (The)(b)	721	30,022
Citi Trends, Inc.	536	8,705
Conn’s, Inc.*	886	6,397
Container Store Group, Inc. (The)*	779	2,220
Designer Brands, Inc., Class A	3,014	18,476
Express, Inc.*	3,073	6,023
GameStop Corp., Class A*(b)	3,224	13,089
Genesco, Inc.*	697	12,888
GNC Holdings, Inc., Class A*	4,015	3,029
Group 1 Automotive, Inc.	866	54,506
Guess?, Inc.	2,260	21,628
Haverty Furniture Cos., Inc.	877	15,172
Hibbett Sports, Inc.*	847	16,364
Hudson Ltd., Class A*	1,949	9,823
J Jill, Inc.*(b)	825	506
Lithia Motors, Inc., Class A	1,102	132,890
Lumber Liquidators Holdings, Inc.*(b)	1,401	13,926
MarineMax, Inc.*	1,035	19,696
Michaels Cos., Inc. (The)*(b)	3,896	15,039
Monro, Inc.	1,604	88,380
Murphy USA, Inc.*	1,431	166,139
National Vision Holdings, Inc.*	3,849	103,076
Office Depot, Inc.	26,700	65,949
OneWater Marine, Inc., Class A*	225	3,319
Party City Holdco, Inc.*	2,646	3,413
Rent-A-Center, Inc.	2,423	61,690
RH*	831	180,236
RTW Retailwinds, Inc.*	1,486	669
Sally Beauty Holdings, Inc.*	5,736	74,797
Shoe Carnival, Inc.	446	11,592
Signet Jewelers Ltd.	2,548	26,881
Sleep Number Corp.*	1,371	42,734
Sonic Automotive, Inc., Class A	1,196	31,431
Sportsman’s Warehouse Holdings, Inc.*	2,085	23,289
Tailored Brands, Inc.(b)	2,353	3,035
Tilly’s, Inc., Class A	1,080	5,530
Winmark Corp.	121	17,408
Zumiez, Inc.*	981	23,907
		1,830,407
Technology Hardware, Storage & Peripherals - 0.1%
3D Systems Corp.*	5,651	41,648
AstroNova, Inc.	340	2,186
Avid Technology, Inc.*	1,392	9,828
Diebold Nixdorf, Inc.*	3,771	18,063
Immersion Corp.*	1,531	10,342
Sonim Technologies, Inc.*	485	403
Stratasys Ltd.*	2,526	45,114
		127,584
Textiles, Apparel & Luxury Goods - 0.5%
Crocs, Inc.*	3,391	97,152
Culp, Inc.	541	4,171
Deckers Outdoor Corp.*	1,380	251,891
Delta Apparel, Inc.*	305	3,755
Fossil Group, Inc.*(b)	2,297	7,006
G-III Apparel Group Ltd.*	2,169	22,406
Kontoor Brands, Inc.(b)	2,173	31,769
Movado Group, Inc.	773	8,117
Oxford Industries, Inc.	816	34,778
Rocky Brands, Inc.	341	7,072
Steven Madden Ltd.	4,126	97,044
Superior Group of Cos., Inc.	523	5,235
Unifi, Inc.*	708	9,721
Vera Bradley, Inc.*	986	5,177
Vince Holding Corp.*	151	942
Wolverine World Wide, Inc.	3,911	81,896
		668,132
Thrifts & Mortgage Finance - 1.1%
Axos Financial, Inc.*	2,839	61,890
Bridgewater Bancshares, Inc.*	1,099	11,452
Capitol Federal Financial, Inc.	6,489	76,083
Columbia Financial, Inc.*	2,561	36,110
ESSA Bancorp, Inc.	459	6,587
Essent Group Ltd.	4,733	156,426
Federal Agricultural Mortgage Corp., Class C	443	28,410
First Defiance Financial Corp.	1,814	30,130
Flagstar Bancorp, Inc.	1,707	50,015
FS Bancorp, Inc.	197	8,321
Greene County Bancorp, Inc.	162	3,569
Hingham Institution For Savings (The)	68	11,162
Home Bancorp, Inc.	375	8,910
HomeStreet, Inc.	1,080	25,726
Kearny Financial Corp.	3,823	32,763
Luther Burbank Corp.	981	10,085
Merchants Bancorp	424	7,242
Meridian Bancorp, Inc.	2,358	27,164
Meta Financial Group, Inc.	1,665	30,170
MMA Capital Holdings, Inc.*	236	5,890
Mr Cooper Group, Inc.*	3,740	41,701
NMI Holdings, Inc., Class A*	3,243	49,829
Northfield Bancorp, Inc.	2,144	23,434
Northwest Bancshares, Inc.	5,622	55,995
Ocwen Financial Corp.*	6,613	4,888

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
OP Bancorp	645	4,089
PCSB Financial Corp.	762	10,180
PDL Community Bancorp*	409	3,656
PennyMac Financial Services, Inc.	1,227	41,203
Pioneer Bancorp, Inc.*	542	5,176
Provident Bancorp, Inc.	424	3,612
Provident Financial Holdings, Inc.	288	3,707
Provident Financial Services, Inc.	2,999	39,077
Prudential Bancorp, Inc.	430	5,255
Radian Group, Inc.	9,944	157,911
Riverview Bancorp, Inc.	1,045	5,225
Southern Missouri Bancorp, Inc.	381	9,266
Sterling Bancorp, Inc.	802	2,286
Territorial Bancorp, Inc.	383	9,740
Timberland Bancorp, Inc.	365	6,559
TrustCo Bank Corp.	4,672	29,434
Velocity Financial, Inc.*	359	1,396
Walker & Dunlop, Inc.	1,361	55,120
Washington Federal, Inc.	3,806	98,423
Waterstone Financial, Inc.	1,160	17,284
Western New England Bancorp, Inc.	1,171	6,183
WSFS Financial Corp.	2,492	68,954
		1,387,688
Tobacco - 0.1%
22nd Century Group, Inc.*	5,681	4,706
Pyxus International, Inc.*	418	1,175
Turning Point Brands, Inc.(b)	407	9,764
Universal Corp.	1,192	52,519
Vector Group Ltd.	5,451	62,305
		130,469
Trading Companies & Distributors - 0.9%
Applied Industrial Technologies, Inc.	1,884	109,272
Beacon Roofing Supply, Inc.*	2,666	65,637
BlueLinx Holdings, Inc.*	439	3,029
BMC Stock Holdings, Inc.*	3,273	85,654
CAI International, Inc.*	807	15,180
DXP Enterprises, Inc.*	799	14,086
EVI Industries, Inc.*(b)	226	4,443
Foundation Building Materials, Inc.*	1,001	13,333
GATX Corp.	1,720	107,913
General Finance Corp.*	570	3,380
GMS, Inc.*	1,983	40,632
H&E Equipment Services, Inc.	1,569	26,893
Herc Holdings, Inc.*	1,185	33,772
Kaman Corp.	1,360	54,400
Lawson Products, Inc.*	206	6,398
MRC Global, Inc.*	3,865	22,881
NOW, Inc.*	5,320	39,634
Rush Enterprises, Inc., Class A	1,336	55,604
Rush Enterprises, Inc., Class B	221	8,091
SiteOne Landscape Supply, Inc.*	2,007	213,364
Systemax, Inc.	607	12,741
Textainer Group Holdings Ltd.*	2,559	20,933
Titan Machinery, Inc.*	931	9,748
Transcat, Inc.*	343	8,589
Triton International Ltd.	2,658	81,069
Veritiv Corp.*	637	7,937
Willis Lease Finance Corp.*	142	2,993
		1,067,606
Water Utilities - 0.4%
American States Water Co.	1,802	147,782
Artesian Resources Corp., Class A	393	13,798
Cadiz, Inc.*(b)	646	7,151
California Water Service Group	2,362	111,014
Consolidated Water Co. Ltd.	708	10,500
Global Water Resources, Inc.	606	6,515
Middlesex Water Co.	833	56,527
Pure Cycle Corp.*	952	9,672
SJW Group	1,293	81,252
York Water Co. (The)	634	28,150
		472,361
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc.*	2,135	29,249
Gogo, Inc.*(b)	2,696	5,608
Shenandoah Telecommunications Co.	2,355	123,897
Spok Holdings, Inc.	864	8,873
		167,627
TOTAL COMMON STOCKS (Cost $90,246,597)		86,012,059

	Number of Rights

RIGHTS - 0.0%

Biotechnology - 0.0%
Oncternal Therapeutics, Inc., CVR*(d)(e)	42	—
Tobira Therapeutics, Inc., CVR*(d)(e)	756	—
		—
Pharmaceuticals - 0.0%
ANI Pharmaceuticals, Inc., CVR*(d)(e)	2	—
Omthera Pharmaceuticals, Inc., CVR*(d)(e)	3,327	—
		—
TOTAL RIGHTS (Cost $—)		—

Shares

SECURITIES LENDING REINVESTMENTS(f) - 1.0%

INVESTMENT COMPANIES - 1.0%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $1,283,894)	1,283,894	1,283,894

See accompanying notes to the financial statements.

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 38.9%

REPURCHASE AGREEMENTS(g) - 38.9%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $48,485,824 (Cost $48,485,621)	48,485,621	48,485,621

Total Investments - 108.9% (Cost $140,016,112)		135,781,574
Liabilities in Excess of Other Assets - (8.9%)		(11,117,346)
Net Assets - 100.0%		124,664,228

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $26,187,435.
(b)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $1,526,672, collateralized in the form of cash with a value of $1,309,304 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $271,689 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 8.75%, and maturity dates ranging from June 23, 2020 — May 15, 2048; a total value of $1,580,993.

(c)	Represents less than 0.05% of net assets.
(d)

Security fair valued as of May 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2020 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(e)	Illiquid security.
(f)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $1,283,894.
(g)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR	Contingent Value Rights - No defined expiration

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,461,785
Aggregate gross unrealized depreciation	(47,441,415)
Net unrealized depreciation	$(31,979,630)
Federal income tax cost	$140,133,427

See accompanying notes to the financial statements.

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	138	6/19/2020	USD	$9,598,590	$1,141,921

Swap Agreements(a)

Ultra Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date(b)	Counterparty	Rate Paid (Received)(c)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(d) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(e) ($)
29,001,070	11/6/2020	Bank of America NA	(0.28)%	Russell 2000® Index	6,413,636	(6,413,636)	—	—

3,815,487	11/6/2020	BNP Paribas SA	0.12%	Russell 2000® Index	(7,614,079)	7,614,079	—	—

15,144,851	11/6/2020	Citibank NA	0.24%	Russell 2000® Index	(2,117,697)	270,171	1,847,526	—

6,487,862	11/8/2021	Credit Suisse International	0.37%	Russell 2000® Index	(10,749,065)	—	10,749,065	—

13,853,970	12/7/2020	Goldman Sachs International	0.34%	Russell 2000® Index	(1,239,844)	265,701	974,143	—

3,111,284	1/6/2021	Morgan Stanley & Co. International plc	0.12%	iShares® Russell 2000 ETF	(430,623)
3,337,332	1/6/2021	Morgan Stanley & Co. International plc	(0.14)%	Russell 2000® Index	(5,464,614)
6,448,616					(5,895,237)	71	5,859,739	(35,427)
75,793,955	1/6/2021	Societe Generale	0.42%	Russell 2000® Index	(4,310,793)	3,831,132	3,227	(476,434)

3,190,958	11/8/2021	UBS AG	0.22%	Russell 2000® Index	(3,256,619)	3,253,877	2,742	—

153,736,769					(28,769,698)
				Total Unrealized Appreciation	6,413,636
				Total Unrealized Depreciation	(35,183,334)

(a)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(b)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(c)

Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(d)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(e)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Abbreviations

USD	U.S. Dollar

See accompanying notes to the financial statements.

Ultra S&P500®

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)

COMMON STOCKS(a) - 71.2%

Aerospace & Defense - 1.3%
Boeing Co. (The)	32,601	4,754,856
General Dynamics Corp.	14,281	2,096,879
Howmet Aerospace, Inc.	23,616	308,897
Huntington Ingalls Industries, Inc.	2,494	498,526
L3Harris Technologies, Inc.	13,477	2,687,988
Lockheed Martin Corp.	15,132	5,877,874
Northrop Grumman Corp.	9,556	3,203,171
Raytheon Technologies Corp.	89,500	5,774,540
Textron, Inc.	13,919	431,071
TransDigm Group, Inc.	3,036	1,289,754
		26,923,556
Air Freight & Logistics - 0.4%
CH Robinson Worldwide, Inc.	8,245	668,917
Expeditors International of Washington, Inc.	10,383	792,950
FedEx Corp.	14,633	1,910,484
United Parcel Service, Inc., Class B	42,721	4,259,711
		7,632,062
Airlines - 0.1%
Alaska Air Group, Inc.	7,504	256,562
American Airlines Group, Inc.(b)	23,767	249,554
Delta Air Lines, Inc.	35,091	884,644
Southwest Airlines Co.	32,114	1,030,859
United Airlines Holdings, Inc.*(b)	15,176	425,535
		2,847,154
Auto Components - 0.1%
Aptiv plc	15,555	1,172,069
BorgWarner, Inc.	12,588	404,704
		1,576,773
Automobiles - 0.2%
Ford Motor Co.	237,394	1,355,520
General Motors Co.	76,651	1,983,728
Harley-Davidson, Inc.	9,406	200,724
		3,539,972
Banks - 2.7%
Bank of America Corp.	493,532	11,903,992
Citigroup, Inc.	133,093	6,376,486
Citizens Financial Group, Inc.	26,502	638,698
Comerica, Inc.	8,787	319,407
Fifth Third Bancorp	43,264	838,889
First Republic Bank	10,273	1,111,230
Huntington Bancshares, Inc.	62,960	559,714
JPMorgan Chase & Co.	191,209	18,606,548
KeyCorp	60,047	711,557
M&T Bank Corp.	8,046	850,140
People’s United Financial, Inc.	27,075	310,009
PNC Financial Services Group, Inc. (The)	26,713	3,046,351
Regions Financial Corp.	58,808	665,118
SVB Financial Group*	3,143	674,959
Truist Financial Corp.	81,756	3,006,986
US Bancorp	86,646	3,081,132
Wells Fargo & Co.	234,630	6,210,656
Zions Bancorp NA	10,392	341,949
		59,253,821
Beverages - 1.2%
Brown-Forman Corp., Class B	11,108	732,350
Coca-Cola Co. (The)	235,077	10,973,394
Constellation Brands, Inc., Class A	10,211	1,763,440
Molson Coors Beverage Co., Class B	11,452	434,718
Monster Beverage Corp.*	23,275	1,673,705
PepsiCo, Inc.	85,010	11,183,066
		26,760,673
Biotechnology - 1.8%
AbbVie, Inc.	107,485	9,960,635
Alexion Pharmaceuticals, Inc.*	13,491	1,617,571
Amgen, Inc.	36,223	8,320,423
Biogen, Inc.*	11,000	3,377,990
Gilead Sciences, Inc.	77,128	6,002,872
Incyte Corp.*	10,899	1,110,717
Regeneron Pharmaceuticals, Inc.*	6,149	3,768,169
Vertex Pharmaceuticals, Inc.*	15,678	4,514,637
		38,673,014
Building Products - 0.3%
Allegion plc	5,667	565,000
AO Smith Corp.	8,356	396,910
Carrier Global Corp.*	49,460	1,012,446
Fortune Brands Home & Security, Inc.	8,482	517,063
Johnson Controls International plc	47,029	1,477,181
Masco Corp.	17,320	807,978
Trane Technologies plc	14,606	1,317,607
		6,094,185
Capital Markets - 1.9%
Ameriprise Financial, Inc.	7,723	1,081,761
Bank of New York Mellon Corp. (The)	51,161	1,901,654
BlackRock, Inc.	9,293	4,912,652
Cboe Global Markets, Inc.	6,757	719,350
Charles Schwab Corp. (The)	69,698	2,502,855
CME Group, Inc.	21,847	3,989,262
E*TRADE Financial Corp.	13,772	627,177
Franklin Resources, Inc.	17,004	320,866
Goldman Sachs Group, Inc. (The)	18,207	3,577,493
Intercontinental Exchange, Inc.	33,947	3,301,346
Invesco Ltd.	22,690	180,839
MarketAxess Holdings, Inc.	2,312	1,175,860
Moody’s Corp.	9,899	2,647,092
Morgan Stanley	71,000	3,138,200
MSCI, Inc.	5,163	1,697,853
Nasdaq, Inc.	6,994	828,509
Northern Trust Corp.	12,918	1,020,651
Raymond James Financial, Inc.	7,528	521,540
S&P Global, Inc.	14,896	4,841,498
State Street Corp.	22,168	1,351,361
T. Rowe Price Group, Inc.	14,246	1,722,341
		42,060,160
Chemicals - 1.3%
Air Products and Chemicals, Inc.	13,439	3,247,534
Albemarle Corp.	6,463	494,549
Celanese Corp.	7,369	662,547
CF Industries Holdings, Inc.	13,255	389,299
Corteva, Inc.	45,625	1,246,019
Dow, Inc.	45,203	1,744,836
DuPont de Nemours, Inc.	45,161	2,291,017
Eastman Chemical Co.	8,291	564,451
Ecolab, Inc.	15,288	3,249,923
FMC Corp.	7,902	777,636
International Flavors & Fragrances, Inc.	6,510	867,067
Linde plc	32,749	6,626,433

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
LyondellBasell Industries NV, Class A	15,644	997,461
Mosaic Co. (The)	21,316	257,710
PPG Industries, Inc.	14,416	1,465,675
Sherwin-Williams Co. (The)	5,009	2,974,595
		27,856,752
Commercial Services & Supplies - 0.3%
Cintas Corp.	5,111	1,267,324
Copart, Inc.*	12,471	1,114,783
Republic Services, Inc.	12,840	1,097,306
Rollins, Inc.	8,584	358,811
Waste Management, Inc.	23,793	2,539,903
		6,378,127
Communications Equipment - 0.7%
Arista Networks, Inc.*	3,307	772,052
Cisco Systems, Inc.	258,621	12,367,256
F5 Networks, Inc.*	3,707	537,219
Juniper Networks, Inc.	20,405	495,025
Motorola Solutions, Inc.	10,445	1,413,522
		15,585,074
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	8,260	694,005
Quanta Services, Inc.	8,675	320,368
		1,014,373
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	3,810	731,863
Vulcan Materials Co.	8,069	874,034
		1,605,897
Consumer Finance - 0.3%
American Express Co.	40,906	3,888,933
Capital One Financial Corp.	28,391	1,931,724
Discover Financial Services	19,110	907,916
Synchrony Financial	34,407	700,871
		7,429,444
Containers & Packaging - 0.2%
Amcor plc	98,770	1,008,442
Avery Dennison Corp.	5,091	563,421
Ball Corp.	19,942	1,421,067
International Paper Co.	23,905	813,965
Packaging Corp. of America	5,771	585,237
Sealed Air Corp.	9,420	302,382
Westrock Co.	15,723	441,187
		5,135,701
Distributors - 0.1%
Genuine Parts Co.	8,858	738,846
LKQ Corp.*	18,682	513,007
		1,251,853
Diversified Consumer Services - 0.0%(c)
H&R Block, Inc.	11,900	202,300

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B*	119,246	22,129,673

Diversified Telecommunication Services - 1.3%
AT&T, Inc.	445,336	13,743,069
CenturyLink, Inc.	59,818	588,011
Verizon Communications, Inc.	252,176	14,469,859
		28,800,939
Electric Utilities - 1.5%
Alliant Energy Corp.	14,654	723,321
American Electric Power Co., Inc.	30,112	2,567,048
Duke Energy Corp.	44,443	3,805,654
Edison International	21,862	1,270,401
Entergy Corp.	12,139	1,235,993
Evergy, Inc.	13,895	857,183
Eversource Energy	19,737	1,651,987
Exelon Corp.	59,264	2,270,404
FirstEnergy Corp.	32,939	1,392,002
NextEra Energy, Inc.	29,797	7,614,921
NRG Energy, Inc.	15,338	552,935
Pinnacle West Capital Corp.	6,853	533,849
PPL Corp.	46,809	1,307,843
Southern Co. (The)	63,934	3,648,713
Xcel Energy, Inc.	31,967	2,078,814
		31,511,068
Electrical Equipment - 0.3%
AMETEK, Inc.	13,936	1,278,070
Eaton Corp. plc	25,202	2,139,650
Emerson Electric Co.	37,136	2,266,039
Rockwell Automation, Inc.	7,045	1,522,847
		7,206,606
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	18,075	1,745,322
CDW Corp.	8,758	971,350
Corning, Inc.	46,887	1,068,555
FLIR Systems, Inc.	8,178	377,823
IPG Photonics Corp.*	2,169	337,062
Keysight Technologies, Inc.*	11,436	1,236,575
TE Connectivity Ltd.	20,391	1,656,769
Zebra Technologies Corp., Class A*	3,287	858,959
		8,252,415
Energy Equipment & Services - 0.2%
Baker Hughes Co.	39,617	654,077
Halliburton Co.	53,514	628,789
National Oilwell Varco, Inc.	23,521	293,307
Schlumberger Ltd.	84,396	1,558,794
TechnipFMC plc	25,620	189,588
		3,324,555
Entertainment - 1.4%
Activision Blizzard, Inc.	46,836	3,371,255
Electronic Arts, Inc.*	17,799	2,187,141
Live Nation Entertainment, Inc.*	8,591	422,334
Netflix, Inc.*	26,717	11,213,926
Take-Two Interactive Software, Inc.*	6,900	939,573
Walt Disney Co. (The)	109,879	12,888,807
		31,023,036
Equity Real Estate Investment Trusts (REITs) - 2.0%
Alexandria Real Estate Equities, Inc.	7,473	1,148,750
American Tower Corp.	27,003	6,971,364
Apartment Investment and Management Co., Class A	9,080	334,780
AvalonBay Communities, Inc.	8,513	1,328,113
Boston Properties, Inc.	8,766	753,701
Crown Castle International Corp.	25,346	4,363,567
Digital Realty Trust, Inc.	16,025	2,300,549
Duke Realty Corp.	22,408	772,628
Equinix, Inc.	5,375	3,749,761
Equity Residential	21,282	1,288,838
Essex Property Trust, Inc.	4,029	978,120
Extra Space Storage, Inc.	7,895	763,841
Federal Realty Investment Trust	4,282	342,175
Healthpeak Properties, Inc.	30,173	743,463
Host Hotels & Resorts, Inc.	43,722	522,041

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Iron Mountain, Inc.	17,506	450,955
Kimco Realty Corp.	25,741	285,982
Mid-America Apartment Communities, Inc.	6,953	809,051
Prologis, Inc.	45,006	4,118,049
Public Storage	9,158	1,856,693
Realty Income Corp.	20,888	1,155,315
Regency Centers Corp.	10,215	437,100
SBA Communications Corp.	6,865	2,156,502
Simon Property Group, Inc.	18,709	1,079,509
SL Green Realty Corp.	4,970	209,336
UDR, Inc.	17,868	660,759
Ventas, Inc.	22,723	794,169
Vornado Realty Trust	9,660	349,789
Welltower, Inc.	24,743	1,253,728
Weyerhaeuser Co.	45,426	917,151
		42,895,779
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	26,933	8,308,022
Kroger Co. (The)	48,893	1,594,890
Sysco Corp.	31,105	1,715,752
Walgreens Boots Alliance, Inc.	45,705	1,962,573
Walmart, Inc.	86,481	10,728,833
		24,310,070
Food Products - 0.8%
Archer-Daniels-Midland Co.	33,937	1,334,064
Campbell Soup Co.	10,297	524,941
Conagra Brands, Inc.	29,667	1,032,115
General Mills, Inc.	36,846	2,322,772
Hershey Co. (The)	9,040	1,226,547
Hormel Foods Corp.	16,965	828,401
JM Smucker Co. (The)	6,953	792,155
Kellogg Co.	15,181	991,471
Kraft Heinz Co. (The)	37,967	1,156,855
Lamb Weston Holdings, Inc.	8,905	534,834
McCormick & Co., Inc. (Non-Voting)	7,534	1,319,656
Mondelez International, Inc., Class A	87,777	4,574,937
Tyson Foods, Inc., Class A	17,996	1,105,674
		17,744,422
Gas Utilities - 0.0%(c)
Atmos Energy Corp.	7,276	747,827

Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	107,746	10,227,250
ABIOMED, Inc.*	2,753	616,397
Align Technology, Inc.*	4,372	1,073,851
Baxter International, Inc.	31,125	2,801,561
Becton Dickinson and Co.	17,977	4,439,061
Boston Scientific Corp.*	84,971	3,228,048
Cooper Cos., Inc. (The)	3,022	957,914
Danaher Corp.	38,362	6,391,493
DENTSPLY SIRONA, Inc.	13,559	630,765
DexCom, Inc.*	5,559	2,103,025
Edwards Lifesciences Corp.*	12,715	2,857,315
Hologic, Inc.*	16,347	866,391
IDEXX Laboratories, Inc.*	5,231	1,615,751
Intuitive Surgical, Inc.*	7,046	4,086,891
Medtronic plc	81,714	8,055,366
ResMed, Inc.	8,765	1,409,587
STERIS plc	5,168	857,320
Stryker Corp.	19,629	3,841,984
Teleflex, Inc.	2,822	1,023,991
Varian Medical Systems, Inc.*	5,542	672,743
West Pharmaceutical Services, Inc.	4,511	974,557
Zimmer Biomet Holdings, Inc.	12,539	1,584,177
		60,315,438
Health Care Providers & Services - 2.1%
AmerisourceBergen Corp.	9,164	873,696
Anthem, Inc.	15,459	4,546,647
Cardinal Health, Inc.	17,831	975,177
Centene Corp.*	35,591	2,357,904
Cigna Corp.	22,764	4,491,793
CVS Health Corp.	79,310	5,200,357
DaVita, Inc.*	5,466	442,527
HCA Healthcare, Inc.	16,128	1,724,083
Henry Schein, Inc.*	8,946	543,201
Humana, Inc.	8,074	3,315,588
Laboratory Corp. of America Holdings*	5,919	1,037,719
McKesson Corp.	9,846	1,562,265
Quest Diagnostics, Inc.	8,211	971,197
UnitedHealth Group, Inc.	57,758	17,607,526
Universal Health Services, Inc., Class B	4,896	516,283
		46,165,963
Health Care Technology - 0.1%
Cerner Corp.	19,148	1,395,889

Hotels, Restaurants & Leisure - 1.2%
Carnival Corp.(b)	28,393	446,906
Chipotle Mexican Grill, Inc.*	1,559	1,565,096
Darden Restaurants, Inc.	7,951	611,114
Domino’s Pizza, Inc.	2,357	909,425
Hilton Worldwide Holdings, Inc.	17,202	1,364,290
Las Vegas Sands Corp.	20,602	987,660
Marriott International, Inc., Class A	16,546	1,464,321
McDonald’s Corp.	45,910	8,553,951
MGM Resorts International	31,395	539,366
Norwegian Cruise Line Holdings Ltd.*(b)	15,188	237,844
Royal Caribbean Cruises Ltd.	10,479	543,546
Starbucks Corp.	71,998	5,615,124
Wynn Resorts Ltd.	5,888	490,352
Yum! Brands, Inc.	18,438	1,654,442
		24,983,437
Household Durables - 0.3%
DR Horton, Inc.	20,442	1,130,443
Garmin Ltd.	8,809	794,308
Leggett & Platt, Inc.	8,022	245,393
Lennar Corp., Class A	17,054	1,031,085
Mohawk Industries, Inc.*	3,624	337,757
Newell Brands, Inc.	23,230	305,474
NVR, Inc.*	212	682,981
PulteGroup, Inc.	15,530	527,554
Whirlpool Corp.	3,853	469,372
		5,524,367
Household Products - 1.3%
Church & Dwight Co., Inc.	14,961	1,123,122
Clorox Co. (The)	7,651	1,578,019
Colgate-Palmolive Co.	52,248	3,779,098
Kimberly-Clark Corp.	20,898	2,955,813
Procter & Gamble Co. (The)	152,031	17,623,433
		27,059,485

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Independent Power and Renewable Electricity Producers - 0.0%(c)
AES Corp. (The)	40,473	505,508

Industrial Conglomerates - 0.8%
3M Co.	35,058	5,484,474
General Electric Co.	532,425	3,498,032
Honeywell International, Inc.	43,560	6,353,226
Roper Technologies, Inc.	6,344	2,498,267
		17,833,999
Insurance - 1.4%
Aflac, Inc.	44,749	1,631,996
Allstate Corp. (The)	19,750	1,931,747
American International Group, Inc.	53,035	1,594,232
Aon plc, Class A	14,274	2,811,264
Arthur J Gallagher & Co.	11,372	1,072,152
Assurant, Inc.	3,698	379,341
Chubb Ltd.	27,630	3,369,202
Cincinnati Financial Corp.	9,262	545,995
Everest Re Group Ltd.	2,487	493,446
Globe Life, Inc.	6,074	467,819
Hartford Financial Services Group, Inc. (The)	21,972	841,308
Lincoln National Corp.	12,090	458,574
Loews Corp.	15,594	518,345
Marsh & McLennan Cos., Inc.	30,767	3,258,841
MetLife, Inc.	47,654	1,716,020
Principal Financial Group, Inc.	15,743	607,995
Progressive Corp. (The)	35,641	2,768,593
Prudential Financial, Inc.	24,507	1,493,947
Travelers Cos., Inc. (The)	15,736	1,683,437
Unum Group	12,574	190,496
Willis Towers Watson plc	7,839	1,590,533
WR Berkley Corp.	8,847	512,684
		29,937,967
Interactive Media & Services - 4.0%
Alphabet, Inc., Class A*	18,268	26,187,543
Alphabet, Inc., Class C*	18,224	26,040,638
Facebook, Inc., Class A*	146,738	33,029,257
Twitter, Inc.*	47,330	1,465,810
		86,723,248
Internet & Direct Marketing Retail - 3.2%
Amazon.com, Inc.*	25,390	62,011,774
Booking Holdings, Inc.*	2,552	4,183,800
eBay, Inc.	46,614	2,122,802
Expedia Group, Inc.	8,527	677,726
		68,996,102
IT Services - 4.1%
Accenture plc, Class A	38,715	7,805,718
Akamai Technologies, Inc.*	9,852	1,042,342
Alliance Data Systems Corp.	2,499	115,779
Automatic Data Processing, Inc.	26,380	3,864,406
Broadridge Financial Solutions, Inc.	6,988	846,247
Cognizant Technology Solutions Corp., Class A	33,381	1,769,193
DXC Technology Co.	15,606	221,761
Fidelity National Information Services, Inc.	37,468	5,201,682
Fiserv, Inc.*	34,817	3,717,411
FleetCor Technologies, Inc.*	5,291	1,289,893
Gartner, Inc.*	5,453	663,630
Global Payments, Inc.	18,323	3,288,795
International Business Machines Corp.	53,983	6,742,477
Jack Henry & Associates, Inc.	4,689	848,053
Leidos Holdings, Inc.	8,113	854,218
Mastercard, Inc., Class A	54,130	16,287,176
Paychex, Inc.	19,421	1,403,750
PayPal Holdings, Inc.*	71,597	11,098,251
VeriSign, Inc.*	6,299	1,379,544
Visa, Inc., Class A	104,360	20,375,246
Western Union Co. (The)	25,559	511,691
		89,327,263
Leisure Products - 0.0%(c)
Hasbro, Inc.	7,757	570,217

Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	18,866	1,662,849
Illumina, Inc.*	8,961	3,253,291
IQVIA Holdings, Inc.*	11,001	1,644,869
Mettler-Toledo International, Inc.*	1,485	1,180,575
PerkinElmer, Inc.	6,774	680,584
Thermo Fisher Scientific, Inc.	24,446	8,536,299
Waters Corp.*	3,927	784,811
		17,743,278
Machinery - 1.1%
Caterpillar, Inc.	33,691	4,047,300
Cummins, Inc.	9,340	1,584,064
Deere & Co.	19,195	2,919,943
Dover Corp.	8,856	861,246
Flowserve Corp.	7,977	208,200
Fortive Corp.	18,014	1,098,494
IDEX Corp.	4,636	738,839
Illinois Tool Works, Inc.	17,830	3,074,962
Ingersoll Rand, Inc.*	21,097	594,935
Otis Worldwide Corp.	24,730	1,302,034
PACCAR, Inc.	21,086	1,557,412
Parker-Hannifin Corp.	7,832	1,409,525
Pentair plc	10,247	401,068
Snap-on, Inc.	3,343	433,554
Stanley Black & Decker, Inc.	9,266	1,162,420
Westinghouse Air Brake Technologies Corp.	11,102	677,999
Xylem, Inc.	10,978	728,280
		22,800,275
Media - 0.9%
Charter Communications, Inc., Class A*	9,559	5,200,096
Comcast Corp., Class A	276,760	10,959,696
Discovery, Inc., Class A*	9,639	209,648
Discovery, Inc., Class C*	20,448	400,576
DISH Network Corp., Class A*	15,607	493,962
Fox Corp., Class A	21,612	630,422
Fox Corp., Class B	9,899	284,893
Interpublic Group of Cos., Inc. (The)	23,638	404,446
News Corp., Class A	23,688	290,178
News Corp., Class B	7,423	91,006
Omnicom Group, Inc.	13,273	727,228
ViacomCBS, Inc.	32,944	683,259
		20,375,410
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	88,452	802,260
Newmont Corp.	49,980	2,922,331

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Nucor Corp.	18,486	781,218
		4,505,809
Multiline Retail - 0.4%
Dollar General Corp.	15,523	2,972,810
Dollar Tree, Inc.*	14,428	1,412,068
Kohl’s Corp.	9,544	183,436
Nordstrom, Inc.	6,531	105,345
Target Corp.	30,892	3,779,018
		8,452,677
Multi-Utilities - 0.7%
Ameren Corp.	14,999	1,120,875
CenterPoint Energy, Inc.	30,618	544,388
CMS Energy Corp.	17,304	1,013,669
Consolidated Edison, Inc.	20,267	1,521,241
Dominion Energy, Inc.	50,178	4,265,632
DTE Energy Co.	11,711	1,259,752
NiSource, Inc.	22,772	542,657
Public Service Enterprise Group, Inc.	30,831	1,573,614
Sempra Energy	17,184	2,170,511
WEC Energy Group, Inc.	19,229	1,763,876
		15,776,215
Oil, Gas & Consumable Fuels - 1.9%
Apache Corp.	22,924	247,350
Cabot Oil & Gas Corp.	24,869	493,401
Chevron Corp.	115,273	10,570,534
Concho Resources, Inc.	12,255	668,143
ConocoPhillips	66,894	2,821,589
Devon Energy Corp.	23,603	255,149
Diamondback Energy, Inc.	9,825	418,349
EOG Resources, Inc.	35,466	1,807,702
Exxon Mobil Corp.	257,941	11,728,577
Hess Corp.	15,790	749,551
HollyFrontier Corp.	9,053	284,717
Kinder Morgan, Inc.	118,748	1,876,218
Marathon Oil Corp.	48,765	260,405
Marathon Petroleum Corp.	39,584	1,390,982
Noble Energy, Inc.	29,158	254,549
Occidental Petroleum Corp.	54,460	705,257
ONEOK, Inc.	25,183	923,964
Phillips 66	27,089	2,119,985
Pioneer Natural Resources Co.	10,099	925,068
Valero Energy Corp.	25,034	1,668,266
Williams Cos., Inc. (The)	73,890	1,509,573
		41,679,329
Personal Products - 0.1%
Coty, Inc., Class A	17,999	65,336
Estee Lauder Cos., Inc. (The), Class A	13,567	2,679,076
		2,744,412
Pharmaceuticals - 3.3%
Bristol-Myers Squibb Co.	142,897	8,533,809
Eli Lilly and Co.	51,508	7,878,149
Johnson & Johnson	160,448	23,866,640
Merck & Co., Inc.	155,211	12,528,632
Mylan NV*	31,464	537,090
Perrigo Co. plc	8,299	454,536
Pfizer, Inc.	337,377	12,884,428
Zoetis, Inc.	29,037	4,047,467
		70,730,751
Professional Services - 0.2%
Equifax, Inc.	7,382	1,133,580
IHS Markit Ltd.	24,446	1,698,019
Nielsen Holdings plc	21,691	301,288
Robert Half International, Inc.	7,167	363,654
Verisk Analytics, Inc.	9,990	1,725,073
		5,221,614
Real Estate Management & Development - 0.0%(c)
CBRE Group, Inc., Class A*	20,412	897,720

Road & Rail - 0.7%
CSX Corp.	47,407	3,393,393
JB Hunt Transport Services, Inc.	5,197	621,925
Kansas City Southern	6,043	909,592
Norfolk Southern Corp.	15,895	2,833,920
Old Dominion Freight Line, Inc.	5,840	999,166
Union Pacific Corp.	42,320	7,188,475
		15,946,471
Semiconductors & Semiconductor Equipment - 3.3%
Advanced Micro Devices, Inc.*	71,306	3,836,263
Analog Devices, Inc.	22,453	2,536,066
Applied Materials, Inc.	56,284	3,162,035
Broadcom, Inc.	24,182	7,043,491
Intel Corp.	265,211	16,689,728
KLA Corp.	9,620	1,692,735
Lam Research Corp.	8,845	2,420,611
Maxim Integrated Products, Inc.	16,498	951,605
Microchip Technology, Inc.	14,568	1,398,819
Micron Technology, Inc.*	67,518	3,234,787
NVIDIA Corp.	37,312	13,246,506
Qorvo, Inc.*	7,083	741,874
QUALCOMM, Inc.	69,627	5,631,432
Skyworks Solutions, Inc.	10,387	1,231,275
Texas Instruments, Inc.	56,978	6,765,568
Xilinx, Inc.	15,330	1,409,594
		71,992,389
Software - 6.2%
Adobe, Inc.*	29,511	11,408,953
ANSYS, Inc.*	5,216	1,476,128
Autodesk, Inc.*	13,415	2,822,248
Cadence Design Systems, Inc.*	17,106	1,561,607
Citrix Systems, Inc.	7,013	1,038,765
Fortinet, Inc.*	8,654	1,204,637
Intuit, Inc.	15,869	4,607,088
Microsoft Corp.	465,151	85,238,922
NortonLifeLock, Inc.	34,955	796,275
Oracle Corp.	132,073	7,101,565
Paycom Software, Inc.*	2,991	889,015
salesforce.com, Inc.*	54,074	9,451,594
ServiceNow, Inc.*	11,497	4,460,031
Synopsys, Inc.*	9,165	1,658,040
		133,714,868
Specialty Retail - 1.7%
Advance Auto Parts, Inc.	4,223	588,348
AutoZone, Inc.*	1,453	1,667,841
Best Buy Co., Inc.	13,882	1,084,045
CarMax, Inc.*	10,023	882,525
Gap, Inc. (The)	12,972	115,451
Home Depot, Inc. (The)	66,500	16,523,920
L Brands, Inc.	14,159	229,234
Lowe’s Cos., Inc.	46,726	6,090,734
O’Reilly Automotive, Inc.*	4,612	1,924,311
Ross Stores, Inc.	22,053	2,138,259
Tiffany & Co.	6,581	843,224
TJX Cos., Inc. (The)	73,941	3,901,127
Tractor Supply Co.	7,217	880,618

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Ulta Beauty, Inc.*	3,485	850,375
		37,720,012
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	254,622	80,954,519
Hewlett Packard Enterprise Co.	78,887	765,993
HP, Inc.	90,372	1,368,232
NetApp, Inc.	13,914	619,729
Seagate Technology plc	14,093	747,493
Western Digital Corp.	18,130	804,428
Xerox Holdings Corp.	11,333	179,968
		85,440,362
Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands, Inc.	22,051	217,423
NIKE, Inc., Class B	75,961	7,488,235
PVH Corp.	4,521	205,570
Ralph Lauren Corp.	3,032	228,946
Tapestry, Inc.	16,822	228,779
Under Armour, Inc., Class A*	11,473	100,389
Under Armour, Inc., Class C*	11,863	93,243
VF Corp.	19,964	1,119,981
		9,682,566
Tobacco - 0.5%
Altria Group, Inc.	113,887	4,447,287
Philip Morris International, Inc.	94,850	6,958,196
		11,405,483
Trading Companies & Distributors - 0.1%
Fastenal Co.	34,964	1,442,615
United Rentals, Inc.*	4,582	636,394
WW Grainger, Inc.	2,659	823,279
		2,902,288
Water Utilities - 0.1%
American Water Works Co., Inc.	11,020	1,399,540

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc.*	23,208	2,321,728

TOTAL COMMON STOCKS (Cost $1,598,478,168)		1,542,559,361

SECURITIES LENDING REINVESTMENTS(d) - 0.0%(c)

INVESTMENT COMPANIES - 0.0%(c)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $382,751)	382,751	382,751

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 26.2%

REPURCHASE AGREEMENTS(e) - 14.6%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $315,854,584 (Cost $315,853,268)	315,853,268	315,853,268

U.S. TREASURY OBLIGATIONS - 11.6%
U.S. Treasury Bills
0.02%, 6/25/2020(f)	200,000,000	199,985,000
0.06%, 9/24/2020(f)	50,000,000	49,974,045
TOTAL U.S. TREASURY OBLIGATIONS (Cost $249,987,084)		249,959,045
TOTAL SHORT-TERM INVESTMENTS (Cost $565,840,352)		565,812,313

Total Investments - 97.4% (Cost $2,164,701,271)		2,108,754,425
Other Assets Less Liabilities - 2.6%		57,074,451
Net Assets - 100.0%		2,165,828,876

See accompanying notes to the financial statements.

*                 Non-income producing security.

(a)         All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $516,204,508.

(b)         The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $402,123, collateralized in the form of cash with a value of $382,751 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $39,598 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 8.75%, and maturity dates ranging from August 15, 2020 – May 15, 2048; a total value of $422,349.

(c)          Represents less than 0.05% of net assets.

(d)         The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $382,751.

(e)          The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)           The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$231,380,574
Aggregate gross unrealized depreciation	(382,863,130)
Net unrealized depreciation	$(151,482,556)
Federal income tax cost	$2,288,891,046

Futures Contracts Purchased

Ultra S&P500® had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	1,062	6/19/2020	USD	$161,331,075	$18,060,849

See accompanying notes to the financial statements.

Swap Agreements(a)

Ultra S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date(b)	Counterparty	Rate Paid (Received)(c)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(d) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(e) ($)
420,825,769	12/7/2020	Bank of America NA	(0.38)%	S&P 500®	(12,197,094)	—	12,197,094	—

135,264,782	11/8/2021	BNP Paribas SA	0.77%	S&P 500®	(9,090,404)	9,088,259	2,145	—

51,433,617	11/6/2020	Citibank NA	0.39%	S&P 500®	(72,209,797)	71,870,409	339,388	—

413,557,336	11/8/2021	Credit Suisse International	0.47%	S&P 500®	(2,002,045)	—	2,002,045	—

375,923,576	3/8/2021	Goldman Sachs International	0.64%	S&P 500®	62,390,237
706,917,320	12/7/2020	Goldman Sachs International	0.54%	SPDR® S&P 500® ETF Trust	52,063,824
1,082,840,896					114,454,061	(114,454,061)	—	—
33,045,985	11/8/2021	Morgan Stanley & Co. International plc	0.23%	S&P 500®	(719,257)	—	719,257	—

328,267,947	1/6/2021	Societe Generale	0.47%	S&P 500®	(9,788,533)	9,663,884	124,649	—

164,015,657	11/6/2020	UBS AG	0.72%	S&P 500®	2,146,285	(1,416,860)	—	729,425

2,629,251,989					10,593,216
				Total Unrealized Appreciation	116,600,346
				Total Unrealized Depreciation	(106,007,130)

(a)     The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(b)    Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(c)     Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(d)    The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(e)     Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD                                               U.S. Dollar

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)

COMMON STOCKS(a) - 72.4%

Aerospace & Defense - 1.1%
AAR Corp.	552	11,134
Aerojet Rocketdyne Holdings, Inc.*	1,216	53,321
AeroVironment, Inc.*	362	25,640
Cubic Corp.	523	21,553
Moog, Inc., Class A	540	29,317
National Presto Industries, Inc.	84	7,559
Park Aerospace Corp.	328	3,979
Triumph Group, Inc.	839	6,284
		158,787
Air Freight & Logistics - 0.5%
Atlas Air Worldwide Holdings, Inc.*	432	16,874
Echo Global Logistics, Inc.*	457	9,460
Forward Air Corp.	474	23,548
Hub Group, Inc., Class A*	560	26,191
		76,073
Airlines - 0.4%
Allegiant Travel Co.	222	23,654
Hawaiian Holdings, Inc.	781	11,270
SkyWest, Inc.	846	27,131
		62,055
Auto Components - 1.4%
American Axle & Manufacturing Holdings, Inc.*	1,884	13,395
Cooper Tire & Rubber Co.	841	21,639
Cooper-Standard Holdings, Inc.*	282	2,958
Dorman Products, Inc.*	489	34,191
Fox Factory Holding Corp.*	645	46,511
Garrett Motion, Inc.*	1,254	6,483
Gentherm, Inc.*	548	22,304
LCI Industries	421	41,650
Motorcar Parts of America, Inc.*	320	5,062
Standard Motor Products, Inc.	340	14,467
		208,660
Automobiles - 0.2%
Winnebago Industries, Inc.	566	30,790

Banks - 5.9%
Allegiance Bancshares, Inc.	321	8,221
Ameris Bancorp	1,098	26,605
Banc of California, Inc.	752	8,234
Banner Corp.	594	22,311
Berkshire Hills Bancorp, Inc.	721	7,801
Boston Private Financial Holdings, Inc.	1,396	9,591
Brookline Bancorp, Inc.	1,340	12,462
Cadence Bancorp	2,148	17,334
Central Pacific Financial Corp.	479	7,717
City Holding Co.	275	17,298
Columbia Banking System, Inc.	1,211	29,500
Community Bank System, Inc.	869	51,636
Customers Bancorp, Inc.*	484	5,368
CVB Financial Corp.	2,233	43,566
Dime Community Bancshares, Inc.	517	7,460
Eagle Bancorp, Inc.	564	18,251
First Bancorp/PR	3,645	19,938
First Commonwealth Financial Corp.	1,649	13,489
First Financial Bancorp	1,667	22,154
First Midwest Bancorp, Inc.	1,846	24,090
Franklin Financial Network, Inc.	225	5,548
Glacier Bancorp, Inc.	1,440	59,314
Great Western Bancorp, Inc.	943	13,428
Hanmi Financial Corp.	521	4,705
Heritage Financial Corp.	613	11,647
Hope Bancorp, Inc.	2,127	20,196
Independent Bank Corp.	579	40,223
National Bank Holdings Corp., Class A	522	13,729
NBT Bancorp, Inc.	737	23,083
OFG Bancorp	862	10,473
Old National Bancorp	2,855	38,799
Pacific Premier Bancorp, Inc.	1,316	28,452
Preferred Bank	230	8,641
S&T Bancorp, Inc.	645	14,345
Seacoast Banking Corp. of Florida*	863	18,770
ServisFirst Bancshares, Inc.	773	26,962
Simmons First National Corp., Class A	1,914	32,825
Southside Bancshares, Inc.	533	15,031
Tompkins Financial Corp.	206	13,256
Triumph Bancorp, Inc.*	391	9,599
United Community Banks, Inc.	1,326	25,923
Veritex Holdings, Inc.	791	13,858
Westamerica Bancorp	455	26,836
		848,669
Beverages - 0.3%
Coca-Cola Consolidated, Inc.	77	18,744
MGP Ingredients, Inc.	223	8,365
National Beverage Corp.*(b)	196	11,168
		38,277
Biotechnology - 1.9%
Anika Therapeutics, Inc.*	240	8,047
Coherus Biosciences, Inc.*	1,006	18,752
Cytokinetics, Inc.*	992	20,544
Eagle Pharmaceuticals, Inc.*	170	8,714
Emergent BioSolutions, Inc.*	735	61,365
Enanta Pharmaceuticals, Inc.*	268	13,799
Momenta Pharmaceuticals, Inc.*	1,905	59,969
Myriad Genetics, Inc.*	1,248	18,133
Progenics Pharmaceuticals, Inc.*	1,448	6,147
REGENXBIO, Inc.*	525	19,772
Spectrum Pharmaceuticals, Inc.*	1,892	5,563
Vanda Pharmaceuticals, Inc.*	894	10,478
Xencor, Inc.*	828	25,047
		276,330
Building Products - 1.7%
AAON, Inc.	681	36,890
American Woodmark Corp.*	263	16,506
Apogee Enterprises, Inc.	443	9,148
Gibraltar Industries, Inc.*	541	23,809
Griffon Corp.	714	11,995
Insteel Industries, Inc.	308	5,436
Patrick Industries, Inc.	376	19,503
PGT Innovations, Inc.*	982	13,365
Quanex Building Products Corp.	555	6,882
Simpson Manufacturing Co., Inc.	677	54,201
UFP Industries, Inc.	1,030	47,102
		244,837
Capital Markets - 0.6%
Blucora, Inc.*	823	9,999

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Donnelley Financial Solutions, Inc.*	521	4,246
Greenhill & Co., Inc.	250	2,493
INTL. FCStone, Inc.*	275	14,028
Piper Sandler Cos.	291	17,355
Virtus Investment Partners, Inc.	122	11,344
Waddell & Reed Financial, Inc., Class A	1,181	15,400
WisdomTree Investments, Inc.	1,978	5,914
		80,779
Chemicals - 2.1%
AdvanSix, Inc.*	469	5,553
American Vanguard Corp.	444	5,905
Balchem Corp.	539	54,250
Ferro Corp.*	1,374	16,515
FutureFuel Corp.	431	5,638
GCP Applied Technologies, Inc.*	902	18,166
Hawkins, Inc.	160	6,864
HB Fuller Co.	855	32,165
Innospec, Inc.	411	31,684
Koppers Holdings, Inc.*	348	5,766
Kraton Corp.*	530	8,083
Livent Corp.*	2,449	16,506
Quaker Chemical Corp.	218	37,245
Rayonier Advanced Materials, Inc.	835	1,812
Stepan Co.	335	32,549
Tredegar Corp.	415	6,354
Trinseo SA	656	13,501
		298,556
Commercial Services & Supplies - 1.5%
ABM Industries, Inc.	1,115	34,264
Brady Corp., Class A	836	42,745
Harsco Corp.*	1,317	14,698
Interface, Inc.	979	8,312
Matthews International Corp., Class A	525	10,867
Mobile Mini, Inc.	740	23,710
Pitney Bowes, Inc.	2,864	6,788
RR Donnelley & Sons Co.	1,184	1,290
Team, Inc.*	510	2,514
UniFirst Corp.	257	46,208
US Ecology, Inc.	428	14,411
Viad Corp.	343	6,291
		212,098
Communications Equipment - 0.7%
ADTRAN, Inc.	802	9,143
Applied Optoelectronics, Inc.*(b)	320	2,826
CalAmp Corp.*	573	4,412
Comtech Telecommunications Corp.	410	7,302
Digi International, Inc.*	476	5,298
Extreme Networks, Inc.*	2,037	6,722
Harmonic, Inc.*	1,502	8,096
NETGEAR, Inc.*	507	13,045
Plantronics, Inc.(b)	548	7,140
Viavi Solutions, Inc.*	3,857	44,703
		108,687
Construction & Engineering - 0.6%
Aegion Corp.*	515	7,730
Arcosa, Inc.	813	31,032
Comfort Systems USA, Inc.	614	22,718
Granite Construction, Inc.	784	13,799
MYR Group, Inc.*	280	8,067
		83,346
Construction Materials - 0.0%(c)
US Concrete, Inc.*	266	5,549

Consumer Finance - 0.6%
Encore Capital Group, Inc.*	464	14,741
Enova International, Inc.*	568	8,037
EZCORP, Inc., Class A*	881	4,546
Green Dot Corp., Class A*	795	30,353
PRA Group, Inc.*	762	26,000
World Acceptance Corp.*	94	6,251
		89,928
Containers & Packaging - 0.1%
Myers Industries, Inc.	596	8,112

Distributors - 0.1%
Core-Mark Holding Co., Inc.	765	21,405

Diversified Consumer Services - 0.6%
American Public Education, Inc.*	258	8,109
Perdoceo Education Corp.*	1,182	19,243
Regis Corp.*	405	4,260
Strategic Education, Inc.	368	62,424
		94,036
Diversified Telecommunication Services - 1.1%
ATN International, Inc.	184	10,930
Cincinnati Bell, Inc.*	846	12,462
Cogent Communications Holdings, Inc.	700	53,564
Consolidated Communications Holdings, Inc.*	1,208	7,320
Iridium Communications, Inc.*	1,627	37,421
Vonage Holdings Corp.*	3,827	36,854
		158,551
Electric Utilities - 0.3%
El Paso Electric Co.	683	46,423

Electrical Equipment - 0.5%
AZZ, Inc.	439	13,899
Encore Wire Corp.	353	17,046
Powell Industries, Inc.	148	3,937
Sunrun, Inc.*	1,308	21,843
Vicor Corp.*	309	18,843
		75,568
Electronic Equipment, Instruments & Components - 3.3%
Anixter International, Inc.*	506	48,429
Arlo Technologies, Inc.*	1,269	2,805
Badger Meter, Inc.	489	29,922
Bel Fuse, Inc., Class B	170	1,593
Benchmark Electronics, Inc.	633	13,413
CTS Corp.	547	11,673
Daktronics, Inc.	627	2,658
ePlus, Inc.*	227	16,732
Fabrinet*	621	39,707
FARO Technologies, Inc.*	291	16,377
Insight Enterprises, Inc.*	601	30,807
Itron, Inc.*	589	37,943
KEMET Corp.	974	26,327
Knowles Corp.*	1,445	21,733
Methode Electronics, Inc.	622	19,500
MTS Systems Corp.	297	5,230
OSI Systems, Inc.*	287	21,746

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
PC Connection, Inc.	185	8,007
Plexus Corp.*	489	31,404
Rogers Corp.*	311	33,669
Sanmina Corp.*	1,173	31,214
ScanSource, Inc.*	424	10,452
TTM Technologies, Inc.*	1,646	19,044
		480,385
Energy Equipment & Services - 1.1%
Archrock, Inc.	2,139	13,583
Core Laboratories NV	733	14,821
DMC Global, Inc.	247	7,052
Dril-Quip, Inc.*	608	18,477
Era Group, Inc.*	332	1,663
Exterran Corp.*	470	3,017
Geospace Technologies Corp.*	227	1,789
Helix Energy Solutions Group, Inc.*	2,369	7,960
Helmerich & Payne, Inc.	1,814	36,516
Matrix Service Co.*	455	5,014
Nabors Industries Ltd.	111	4,114
Newpark Resources, Inc.*	1,501	3,032
Oceaneering International, Inc.*	1,656	10,631
Oil States International, Inc.*	1,013	4,295
Patterson-UTI Energy, Inc.	3,244	11,970
ProPetro Holding Corp.*	1,378	6,821
RPC, Inc.*	860	2,735
SEACOR Holdings, Inc.*	295	7,906
TETRA Technologies, Inc.*	2,100	693
US Silica Holdings, Inc.(b)	1,229	3,626
Valaris plc*	3,314	1,110
		166,825
Entertainment - 0.2%
Glu Mobile, Inc.*	1,934	19,302
Marcus Corp. (The)	386	5,203
		24,505
Equity Real Estate Investment Trusts (REITs) - 5.0%
Acadia Realty Trust	1,458	17,102
Agree Realty Corp.	805	50,530
Alexander & Baldwin, Inc.	1,138	12,985
American Assets Trust, Inc.	804	21,041
Armada Hoffler Properties, Inc.	930	8,017
CareTrust REIT, Inc.	1,602	29,845
CBL & Associates Properties, Inc.*	2,907	873
Cedar Realty Trust, Inc.	1,439	1,071
Chatham Lodging Trust	785	5,299
Community Healthcare Trust, Inc.	343	12,492
DiamondRock Hospitality Co.	3,356	20,102
Diversified Healthcare Trust	3,966	14,198
Easterly Government Properties, Inc.	1,245	31,212
Essential Properties Realty Trust, Inc.	1,477	20,146
Four Corners Property Trust, Inc.	1,156	24,993
Franklin Street Properties Corp.	1,797	9,596
Getty Realty Corp.	574	15,280
Global Net Lease, Inc.	1,501	21,059
Hersha Hospitality Trust	598	3,014
Independence Realty Trust, Inc.	1,525	15,082
Industrial Logistics Properties Trust	1,094	20,513
Innovative Industrial Properties, Inc.(b)	287	23,454
Investors Real Estate Trust	196	13,896
iStar, Inc.	1,253	13,695
Kite Realty Group Trust	1,409	13,667
Lexington Realty Trust	4,160	40,435
LTC Properties, Inc.	668	24,589
National Storage Affiliates Trust	995	29,860
NexPoint Residential Trust, Inc.	380	12,152
Office Properties Income Trust	809	20,460
Pennsylvania REIT(b)	998	1,128
Retail Opportunity Investments Corp.	1,946	18,273
RPT Realty	1,349	7,784
Safehold, Inc.	223	12,218
Saul Centers, Inc.	196	5,955
Summit Hotel Properties, Inc.	1,764	11,025
Tanger Factory Outlet Centers, Inc.(b)	1,558	9,582
Uniti Group, Inc.	3,244	26,763
Universal Health Realty Income Trust	212	19,799
Urstadt Biddle Properties, Inc., Class A	501	6,393
Washington Prime Group, Inc.	3,124	2,001
Washington REIT	1,353	29,671
Whitestone REIT	681	4,188
Xenia Hotels & Resorts, Inc.	1,891	17,019
		718,457
Food & Staples Retailing - 0.4%
Andersons, Inc. (The)	547	7,089
Chefs’ Warehouse, Inc. (The)*	427	6,320
PriceSmart, Inc.	375	20,392
SpartanNash Co.	611	13,082
United Natural Foods, Inc.*	894	17,522
		64,405
Food Products - 0.9%
B&G Foods, Inc.(b)	1,074	24,938
Calavo Growers, Inc.	275	16,090
Cal-Maine Foods, Inc.*	509	22,681
Fresh Del Monte Produce, Inc.	509	12,669
J&J Snack Foods Corp.	251	32,286
John B Sanfilippo & Son, Inc.	147	12,780
Seneca Foods Corp., Class A*	116	4,231
		125,675
Gas Utilities - 0.5%
Northwest Natural Holding Co.	510	32,696
South Jersey Industries, Inc.	1,551	43,986
		76,682
Health Care Equipment & Supplies - 2.8%
AngioDynamics, Inc.*	633	6,463
Cardiovascular Systems, Inc.*	588	22,767
CONMED Corp.	479	35,163
CryoLife, Inc.*	630	14,320
Cutera, Inc.*	239	3,174
Glaukos Corp.*	657	25,610
Heska Corp.*	118	10,376
Inogen, Inc.*	307	11,666
Integer Holdings Corp.*	547	43,312
Invacare Corp.	564	3,474
Lantheus Holdings, Inc.*	658	9,034
LeMaitre Vascular, Inc.	275	7,395
Meridian Bioscience, Inc.*	717	11,085
Merit Medical Systems, Inc.*	926	41,661
Mesa Laboratories, Inc.	67	17,705
Natus Medical, Inc.*	572	12,241
Neogen Corp.*	881	62,745

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
OraSure Technologies, Inc.*	1,036	15,063
Orthofix Medical, Inc.*	320	10,906
Surmodics, Inc.*	228	8,431
Tactile Systems Technology, Inc.*	320	15,504
Varex Imaging Corp.*	644	12,081
		400,176
Health Care Providers & Services - 2.1%
Addus HomeCare Corp.*	228	22,563
AMN Healthcare Services, Inc.*	784	34,778
BioTelemetry, Inc.*	571	26,940
Community Health Systems, Inc.*	1,976	6,225
CorVel Corp.*	152	10,319
Covetrus, Inc.*	1,637	25,013
Cross Country Healthcare, Inc.*	618	3,751
Ensign Group, Inc. (The)	841	36,769
Hanger, Inc.*	626	11,493
Magellan Health, Inc.*	364	27,296
Owens & Minor, Inc.	1,055	8,366
Pennant Group, Inc. (The)*	439	11,190
Providence Service Corp. (The)*	194	15,617
RadNet, Inc.*	701	11,945
Select Medical Holdings Corp.*	1,803	29,101
Tivity Health, Inc.*(b)	724	7,711
US Physical Therapy, Inc.	215	15,940
		305,017
Health Care Technology - 1.0%
Computer Programs and Systems, Inc.	208	4,601
HealthStream, Inc.*	429	9,773
HMS Holdings Corp.*	1,477	46,141
NextGen Healthcare, Inc.*	812	8,380
Omnicell, Inc.*	704	47,105
Simulations Plus, Inc.	203	10,286
Tabula Rasa HealthCare, Inc.*(b)	331	17,685
		143,971
Hotels, Restaurants & Leisure - 1.1%
BJ’s Restaurants, Inc.	321	6,972
Bloomin’ Brands, Inc.	1,456	16,613
Chuy’s Holdings, Inc.*	280	4,477
Dave & Buster’s Entertainment, Inc.	517	6,819
Dine Brands Global, Inc.	281	12,755
El Pollo Loco Holdings, Inc.*	328	4,549
Fiesta Restaurant Group, Inc.*	417	3,432
Monarch Casino & Resort, Inc.*	200	8,028
Red Robin Gourmet Burgers, Inc.*(b)	216	2,994
Ruth’s Hospitality Group, Inc.	454	3,682
Shake Shack, Inc., Class A*	522	28,997
Wingstop, Inc.	493	60,121
		159,439
Household Durables - 2.2%
Cavco Industries, Inc.*	143	27,197
Century Communities, Inc.*	477	14,090
Ethan Allen Interiors, Inc.	410	4,633
Installed Building Products, Inc.*	357	22,948
iRobot Corp.*	476	35,091
La-Z-Boy, Inc.	779	20,036
LGI Homes, Inc.*	371	30,949
M/I Homes, Inc.*	473	15,836
MDC Holdings, Inc.	838	28,484
Meritage Homes Corp.*	603	41,908
TopBuild Corp.*	570	65,374
Tupperware Brands Corp.	817	2,639
Universal Electronics, Inc.*	232	10,496
		319,681
Household Products - 0.5%
Central Garden & Pet Co.*	164	6,017
Central Garden & Pet Co., Class A*	674	23,091
WD-40 Co.	231	44,318
		73,426
Industrial Conglomerates - 0.1%
Raven Industries, Inc.	601	12,891

Insurance - 2.3%
Ambac Financial Group, Inc.*	765	10,266
American Equity Investment Life Holding Co.	1,529	33,164
AMERISAFE, Inc.	322	19,764
eHealth, Inc.*	419	54,646
Employers Holdings, Inc.	533	15,931
HCI Group, Inc.	106	4,754
Horace Mann Educators Corp.	690	25,199
James River Group Holdings Ltd.	510	19,722
Kinsale Capital Group, Inc.	346	51,665
Palomar Holdings, Inc.*	295	21,954
ProAssurance Corp.	902	12,448
Safety Insurance Group, Inc.	245	18,679
Stewart Information Services Corp.	397	12,236
Third Point Reinsurance Ltd.*	1,343	9,911
United Fire Group, Inc.	356	9,551
United Insurance Holdings Corp.	350	2,744
Universal Insurance Holdings, Inc.	512	9,144
		331,778
Interactive Media & Services - 0.0%(c)
QuinStreet, Inc.*	773	7,838

Internet & Direct Marketing Retail - 0.6%
Liquidity Services, Inc.*	451	2,575
PetMed Express, Inc.	339	12,238
Shutterstock, Inc.	321	12,173
Stamps.com, Inc.*	274	54,293
		81,279
IT Services - 1.7%
Cardtronics plc, Class A*	606	14,659
CSG Systems International, Inc.	554	26,232
EVERTEC, Inc.	1,002	29,178
ExlService Holdings, Inc.*	572	34,989
ManTech International Corp., Class A	452	35,139
NIC, Inc.	1,124	27,043
Perficient, Inc.*	546	18,586
Sykes Enterprises, Inc.*	645	17,583
TTEC Holdings, Inc.	296	12,539
Unisys Corp.*	870	9,883
Virtusa Corp.*	500	15,035
		240,866
Leisure Products - 0.6%
Callaway Golf Co.	1,578	24,175
Sturm Ruger & Co., Inc.	279	17,393
Vista Outdoor, Inc.*	970	9,419
YETI Holdings, Inc.*	1,102	35,374
		86,361
Life Sciences Tools & Services - 0.8%
Luminex Corp.	702	21,874
Medpace Holdings, Inc.*	459	42,604

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
NeoGenomics, Inc.*	1,753	46,788
		111,266
Machinery - 4.2%
Alamo Group, Inc.	162	16,738
Albany International Corp., Class A	515	31,055
Astec Industries, Inc.	378	16,057
Barnes Group, Inc.	801	30,262
Briggs & Stratton Corp.(b)	710	1,164
Chart Industries, Inc.*	601	23,589
CIRCOR International, Inc.*	334	5,371
Enerpac Tool Group Corp.	903	16,164
EnPro Industries, Inc.	349	15,733
ESCO Technologies, Inc.	435	35,935
Federal Signal Corp.	1,016	29,606
Franklin Electric Co., Inc.	645	32,714
Greenbrier Cos., Inc. (The)	547	11,607
Hillenbrand, Inc.	1,244	32,021
John Bean Technologies Corp.	533	43,786
Lindsay Corp.	182	17,093
Lydall, Inc.*	293	3,170
Meritor, Inc.*	1,240	25,271
Mueller Industries, Inc.	957	25,629
Proto Labs, Inc.*	449	56,731
SPX Corp.*	741	29,625
SPX FLOW, Inc.*	713	24,656
Standex International Corp.	207	10,952
Tennant Co.	307	19,630
Titan International, Inc.	834	1,026
Wabash National Corp.	907	8,662
Watts Water Technologies, Inc., Class A	464	38,586
		602,833
Marine - 0.1%
Matson, Inc.	720	20,570

Media - 0.3%
EW Scripps Co. (The), Class A	913	7,916
Gannett Co., Inc.	2,037	2,668
Meredith Corp.	674	10,069
Scholastic Corp.	515	15,141
TechTarget, Inc.*	385	10,584
		46,378
Metals & Mining - 0.9%
Arconic Corp.*	1,565	22,646
Century Aluminum Co.*	832	4,959
Cleveland-Cliffs, Inc.(b)	6,655	34,739
Haynes International, Inc.	208	4,749
Kaiser Aluminum Corp.	266	19,085
Materion Corp.	344	18,060
Olympic Steel, Inc.	153	1,688
SunCoke Energy, Inc.	1,452	4,951
TimkenSteel Corp.*	667	2,334
Warrior Met Coal, Inc.	858	12,081
		125,292
Mortgage Real Estate Investment Trusts (REITs) - 0.7%
Apollo Commercial Real Estate Finance, Inc.	2,404	19,785
ARMOUR Residential REIT, Inc.	988	7,736
Capstead Mortgage Corp.	1,587	8,030
Granite Point Mortgage Trust, Inc.	919	4,522
Invesco Mortgage Capital, Inc.(b)	2,698	7,473
KKR Real Estate Finance Trust, Inc.	407	6,589
New York Mortgage Trust, Inc.	6,128	12,746
PennyMac Mortgage Investment Trust	1,680	18,497
Ready Capital Corp.	625	3,669
Redwood Trust, Inc.	1,890	10,112
		99,159
Multiline Retail - 0.4%
Big Lots, Inc.	656	25,420
Macy’s, Inc.(b)	5,139	32,684
		58,104
Multi-Utilities - 0.3%
Avista Corp.	1,119	43,831

Oil, Gas & Consumable Fuels - 1.0%
Bonanza Creek Energy, Inc.*	311	5,256
Callon Petroleum Co.*	6,549	4,379
CONSOL Energy, Inc.*	434	2,956
Denbury Resources, Inc.*(b)	8,261	1,760
Dorian LPG Ltd.*	486	3,995
Green Plains, Inc.*(b)	566	4,839
Gulfport Energy Corp.*	2,435	3,677
HighPoint Resources Corp.*	1,822	437
Laredo Petroleum, Inc.*	3,020	2,563
Oasis Petroleum, Inc.*	4,848	2,233
Par Pacific Holdings, Inc.*	618	5,741
PDC Energy, Inc.*	1,630	19,853
Penn Virginia Corp.*	225	1,976
QEP Resources, Inc.	3,986	3,402
Range Resources Corp.(b)	3,498	20,953
Renewable Energy Group, Inc.*	654	18,606
REX American Resources Corp.*	95	5,572
Ring Energy, Inc.*	996	1,185
SM Energy Co.	1,777	6,255
Southwestern Energy Co.*	9,081	27,334
Talos Energy, Inc.*	336	4,082
		147,054
Paper & Forest Products - 0.5%
Boise Cascade Co.	654	22,255
Clearwater Paper Corp.*	277	8,025
Mercer International, Inc.	672	5,423
Neenah, Inc.	282	14,258
PH Glatfelter Co.	741	11,419
Schweitzer-Mauduit International, Inc.	519	15,772
		77,152
Personal Products - 0.4%
Inter Parfums, Inc.	296	13,738
Medifast, Inc.(b)	195	19,956
USANA Health Sciences, Inc.*	210	17,791
		51,485
Pharmaceuticals - 1.0%
AMAG Pharmaceuticals, Inc.*(b)	570	4,395
Amphastar Pharmaceuticals, Inc.*	577	10,755
ANI Pharmaceuticals, Inc.*	156	4,846
Corcept Therapeutics, Inc.*	1,726	26,132
Endo International plc*	3,385	13,066
Innoviva, Inc.*	1,123	15,688
Lannett Co., Inc.*	562	4,299
Pacira BioSciences, Inc.*	701	30,809
Phibro Animal Health Corp., Class A	341	8,934
Supernus Pharmaceuticals, Inc.*	882	21,274
		140,198

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Professional Services - 0.9%
Exponent, Inc.	870	64,589
Forrester Research, Inc.*	178	5,589
Heidrick & Struggles International, Inc.	321	7,120
Kelly Services, Inc., Class A	555	8,319
Korn Ferry	927	28,051
Resources Connection, Inc.	506	5,561
TrueBlue, Inc.*	654	10,111
		129,340
Real Estate Management & Development - 0.3%
Marcus & Millichap, Inc.*	394	10,863
RE/MAX Holdings, Inc., Class A	298	8,341
Realogy Holdings Corp.	1,916	11,611
St Joe Co. (The)*	529	10,183
		40,998
Road & Rail - 0.6%
ArcBest Corp.	429	9,605
Heartland Express, Inc.	784	17,170
Marten Transport Ltd.	651	16,659
Saia, Inc.*	433	46,955
		90,389
Semiconductors & Semiconductor Equipment - 3.0%
Advanced Energy Industries, Inc.*	643	42,972
Axcelis Technologies, Inc.*	545	14,633
Brooks Automation, Inc.	1,214	48,524
CEVA, Inc.*	368	12,685
Cohu, Inc.	692	10,421
Diodes, Inc.*	693	33,707
DSP Group, Inc.*	386	6,956
FormFactor, Inc.*	1,272	32,016
Ichor Holdings Ltd.*	377	8,577
Kulicke & Soffa Industries, Inc.	1,063	23,769
MaxLinear, Inc.*	1,094	18,948
Onto Innovation, Inc.*	825	25,641
PDF Solutions, Inc.*	467	7,967
Photronics, Inc.*	1,128	13,525
Power Integrations, Inc.	493	53,416
Rambus, Inc.*	1,870	29,060
SMART Global Holdings, Inc.*	220	5,892
Ultra Clean Holdings, Inc.*	668	13,848
Veeco Instruments, Inc.*	822	9,650
Xperi Corp.	1,787	24,571
		436,778
Software - 2.1%
8x8, Inc.*	1,681	24,442
Agilysys, Inc.*	344	6,615
Alarm.com Holdings, Inc.*	709	33,528
Bottomline Technologies DE, Inc.*	640	32,384
Ebix, Inc.	376	8,426
LivePerson, Inc.*	1,034	38,723
MicroStrategy, Inc., Class A*	137	17,054
OneSpan, Inc.*	546	11,095
Progress Software Corp.	750	30,300
Qualys, Inc.*	559	64,464
SPS Commerce, Inc.*	586	39,942
		306,973
Specialty Retail - 2.2%
Abercrombie & Fitch Co., Class A	1,053	12,236
America’s Car-Mart, Inc.*	104	8,275
Asbury Automotive Group, Inc.*	326	23,563
Barnes & Noble Education, Inc.*	642	995
Boot Barn Holdings, Inc.*	480	10,310
Buckle, Inc. (The)	479	6,744
Caleres, Inc.	682	4,890
Cato Corp. (The), Class A	364	3,531
Chico’s FAS, Inc.	1,987	2,683
Children’s Place, Inc. (The)(b)	265	11,035
Conn’s, Inc.*	318	2,296
Designer Brands, Inc., Class A	925	5,670
Express, Inc.*	1,126	2,207
GameStop Corp., Class A*(b)	1,106	4,490
Genesco, Inc.*	240	4,438
Group 1 Automotive, Inc.	294	18,504
Guess?, Inc.	715	6,843
Haverty Furniture Cos., Inc.	303	5,242
Hibbett Sports, Inc.*	296	5,719
Lithia Motors, Inc., Class A	380	45,824
Lumber Liquidators Holdings, Inc.*(b)	480	4,771
MarineMax, Inc.*	360	6,851
Michaels Cos., Inc. (The)*(b)	1,277	4,929
Monro, Inc.	557	30,691
Office Depot, Inc.	9,168	22,645
Rent-A-Center, Inc.	826	21,030
Shoe Carnival, Inc.	151	3,925
Signet Jewelers Ltd.	878	9,263
Sleep Number Corp.*	477	14,868
Sonic Automotive, Inc., Class A	408	10,722
Tailored Brands, Inc.(b)	845	1,090
Zumiez, Inc.*	344	8,383
		324,663
Technology Hardware, Storage & Peripherals - 0.1%
3D Systems Corp.*	1,989	14,659
Diebold Nixdorf, Inc.*	1,288	6,169
		20,828
Textiles, Apparel & Luxury Goods - 1.2%
Capri Holdings Ltd.*	2,535	38,126
Crocs, Inc.*	1,151	32,976
Fossil Group, Inc.*	779	2,376
G-III Apparel Group Ltd.*	721	7,448
Kontoor Brands, Inc.(b)	782	11,433
Movado Group, Inc.	275	2,887
Oxford Industries, Inc.	287	12,232
Steven Madden Ltd.	1,296	30,482
Unifi, Inc.*	246	3,378
Vera Bradley, Inc.*	391	2,053
Wolverine World Wide, Inc.	1,357	28,416
		171,807
Thrifts & Mortgage Finance - 1.0%
Axos Financial, Inc.*	894	19,489
Flagstar Bancorp, Inc.	579	16,965
HomeStreet, Inc.	410	9,766
Meta Financial Group, Inc.	580	10,510
NMI Holdings, Inc., Class A*	1,139	17,501
Northfield Bancorp, Inc.	726	7,935
Northwest Bancshares, Inc.	1,975	19,671
Provident Financial Services, Inc.	1,006	13,108
TrustCo Bank Corp.	1,625	10,238
Walker & Dunlop, Inc.	481	19,480
		144,663
Tobacco - 0.3%
Universal Corp.	417	18,373
Vector Group Ltd.	1,935	22,117
		40,490

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Trading Companies & Distributors - 0.6%
Applied Industrial Technologies, Inc.	649	37,642
DXP Enterprises, Inc.*	270	4,760
Foundation Building Materials, Inc.*	296	3,943
GMS, Inc.*	707	14,486
Kaman Corp.	468	18,720
Veritiv Corp.*	214	2,667
		82,218
Water Utilities - 0.6%
American States Water Co.	618	50,682
California Water Service Group	807	37,929
		88,611
Wireless Telecommunication Services - 0.3%
Shenandoah Telecommunications Co.	787	41,404
Spok Holdings, Inc.	295	3,030
		44,434
TOTAL COMMON STOCKS (Cost $13,313,625)		10,492,687

SECURITIES LENDING REINVESTMENTS(d) - 0.8%

INVESTMENT COMPANIES - 0.8%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $112,859)	112,859	112,859

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 24.2%

REPURCHASE AGREEMENTS(e) - 24.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $3,497,559 (Cost $3,497,544)	3,497,544	3,497,544

Total Investments - 97.4% (Cost $16,924,028)		14,103,090
Other Assets Less Liabilities - 2.6%		375,007
Net Assets - 100.0%		14,478,097

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $540,007.
(b)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $194,261, collateralized in the form of cash with a value of $112,859 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $91,365 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% — 8.75%, and maturity dates ranging from August 15, 2020 — May 15, 2048; a total value of $204,224.

(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $112,859.
(e)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$641,858
Aggregate gross unrealized depreciation	(9,261,250)
Net unrealized depreciation	$(8,619,392)
Federal income tax cost	$16,940,353

See accompanying notes to the financial statements.

Swap Agreements(a)

Ultra SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date(b)	Counterparty	Rate Paid (Received)(c)	Underlying Instrument	Value and Unrealized Depreciation(d) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(e) ($)
4,133,629	11/6/2020	Bank of America NA	0.49%	S&P SmallCap 600®	(140,705)	—	140,705	—
1,668,059	1/20/2021	Citibank NA	0.44%	S&P SmallCap 600®	(385,079)	211,296	173,783	—
1,887,309	11/8/2021	Credit Suisse International	0.42%	S&P SmallCap 600®	(851,016)	—	851,016	—
3,091,170	1/6/2021	Morgan Stanley & Co. International plc	0.02%	S&P SmallCap 600®	(1,605,494)	6	1,524,607	(80,881)
7,368,391	11/6/2020	Societe Generale	0.62%	S&P SmallCap 600®	(783,315)	—	783,315	—
317,670	11/6/2020	UBS AG	0.52%	S&P SmallCap 600®	(2,016,520)	—	2,016,520	—

18,466,228					(5,782,129)
				Total Unrealized Depreciation	(5,782,129)

(a)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(b)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(c)

Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(d)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(e)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)

COMMON STOCKS(a) - 61.1%

Aerospace & Defense - 1.1%
Axon Enterprise, Inc.*	492	37,372
Curtiss-Wright Corp.	352	35,306
Mercury Systems, Inc.*	458	40,922
Teledyne Technologies, Inc.*	301	112,610
		226,210
Air Freight & Logistics - 0.3%
XPO Logistics, Inc.*	763	60,132

Airlines - 0.1%
JetBlue Airways Corp.*	2,381	23,977

Auto Components - 0.8%
Adient plc*	718	12,213
Dana, Inc.	1,184	14,966
Delphi Technologies plc*	709	9,132
Gentex Corp.	2,086	55,154
Goodyear Tire & Rubber Co. (The)	1,915	14,573
Lear Corp.	455	48,253
Visteon Corp.*	231	16,632
		170,923
Automobiles - 0.2%
Thor Industries, Inc.	456	39,307

Banks - 3.6%
Associated Banc-Corp.	1,315	18,423
BancorpSouth Bank	793	17,628
Bank of Hawaii Corp.	330	21,229
Bank OZK	999	22,468
Cathay General Bancorp	624	16,967
CIT Group, Inc.	779	14,131
Commerce Bancshares, Inc.	854	54,425
Cullen/Frost Bankers, Inc.	472	35,858
East West Bancorp, Inc.	1,204	42,080
First Financial Bankshares, Inc.	1,122	34,378
First Horizon National Corp.	2,566	23,992
FNB Corp.	2,680	19,859
Fulton Financial Corp.	1,354	15,178
Hancock Whitney Corp.	719	15,545
Home BancShares, Inc.	1,281	18,536
International Bancshares Corp.	472	14,528
PacWest Bancorp	990	17,137
Pinnacle Financial Partners, Inc.	593	23,631
Prosperity Bancshares, Inc.	780	51,004
Signature Bank	444	45,692
Sterling Bancorp	1,667	20,504
Synovus Financial Corp.	1,208	23,182
TCF Financial Corp.	1,266	36,613
Texas Capital Bancshares, Inc.*	415	11,105
Trustmark Corp.	527	12,537
UMB Financial Corp.	355	18,204
Umpqua Holdings Corp.	1,814	20,662
United Bankshares, Inc.	1,049	30,505
Valley National Bancorp	3,227	25,751
Webster Financial Corp.	762	21,565
Wintrust Financial Corp.	472	19,994
		763,311
Beverages - 0.2%
Boston Beer Co., Inc. (The), Class A*	76	42,919

Biotechnology - 0.7%
Arrowhead Pharmaceuticals, Inc.*	827	26,663
Exelixis, Inc.*	2,509	61,997
Ligand Pharmaceuticals, Inc.*(b)	142	14,423
United Therapeutics Corp.*	365	43,052
		146,135
Building Products - 0.8%
Lennox International, Inc.	287	61,372
Owens Corning	898	47,145
Resideo Technologies, Inc.*	1,007	7,109
Trex Co., Inc.*	481	57,778
		173,404
Capital Markets - 1.7%
Affiliated Managers Group, Inc.	409	27,248
Eaton Vance Corp.	936	33,743
Evercore, Inc., Class A	322	17,745
FactSet Research Systems, Inc.	314	96,558
Federated Hermes, Inc., Class B	794	17,579
Interactive Brokers Group, Inc., Class A	637	26,977
Janus Henderson Group plc	1,284	27,683
Legg Mason, Inc.	671	33,436
SEI Investments Co.	1,041	56,443
Stifel Financial Corp.	563	26,861
		364,273
Chemicals - 1.6%
Ashland Global Holdings, Inc.	495	33,244
Cabot Corp.	472	16,860
Chemours Co. (The)	1,345	17,633
Ingevity Corp.*	345	18,171
Minerals Technologies, Inc.	287	14,152
NewMarket Corp.	58	25,296
Olin Corp.	1,314	15,808
PolyOne Corp.	747	18,511
RPM International, Inc.	1,071	80,089
Scotts Miracle-Gro Co. (The)	327	46,620
Sensient Technologies Corp.	351	17,592
Valvoline, Inc.	1,554	28,516
		332,492
Commercial Services & Supplies - 1.0%
Brink’s Co. (The)	412	16,521
Clean Harbors, Inc.*	424	25,181
Deluxe Corp.	350	8,166
Healthcare Services Group, Inc.	610	14,591
Herman Miller, Inc.	486	11,188
HNI Corp.	354	9,017
KAR Auction Services, Inc.	1,061	15,225
MSA Safety, Inc.	294	34,968
Stericycle, Inc.*	752	41,232
Tetra Tech, Inc.	450	35,505
		211,594
Communications Equipment - 0.8%
Ciena Corp.*	1,275	70,457
InterDigital, Inc.	257	14,127
Lumentum Holdings, Inc.*	638	46,778
NetScout Systems, Inc.*	541	14,861
ViaSat, Inc.*	478	20,076
		166,299

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Construction & Engineering - 0.7%
AECOM*	1,297	50,285
Dycom Industries, Inc.*	257	10,820
EMCOR Group, Inc.	463	29,424
Fluor Corp.	1,155	13,409
MasTec, Inc.*	496	19,418
Valmont Industries, Inc.	178	20,292
		143,648
Construction Materials - 0.1%
Eagle Materials, Inc.	344	22,965

Consumer Finance - 0.4%
FirstCash, Inc.	352	24,559
LendingTree, Inc.*(b)	61	15,861
Navient Corp.	1,406	10,461
SLM Corp.	3,481	26,386
		77,267
Containers & Packaging - 0.7%
AptarGroup, Inc.	528	58,814
Greif, Inc., Class A	217	7,374
O-I Glass, Inc.	1,279	9,797
Silgan Holdings, Inc.	639	21,368
Sonoco Products Co.	827	42,847
		140,200
Distributors - 0.4%
Pool Corp.	329	88,508

Diversified Consumer Services - 0.7%
Adtalem Global Education, Inc.*	444	14,857
Graham Holdings Co., Class B	38	13,613
Grand Canyon Education, Inc.*	396	38,645
Service Corp. International	1,509	59,500
WW International, Inc.*	382	9,130
		135,745
Diversified Financial Services - 0.1%
Jefferies Financial Group, Inc.	1,973	28,904

Electric Utilities - 0.8%
ALLETE, Inc.	424	24,902
Hawaiian Electric Industries, Inc.	901	35,553
IDACORP, Inc.	415	38,690
OGE Energy Corp.	1,652	51,741
PNM Resources, Inc.	655	26,737
		177,623
Electrical Equipment - 1.0%
Acuity Brands, Inc.	327	28,171
EnerSys	351	22,218
Generac Holdings, Inc.*	514	57,193
Hubbell, Inc.	448	54,844
nVent Electric plc	1,284	23,536
Regal Beloit Corp.	338	26,885
		212,847
Electronic Equipment, Instruments & Components - 2.4%
Arrow Electronics, Inc.*	671	46,353
Avnet, Inc.	833	22,691
Belden, Inc.	320	10,893
Cognex Corp.	1,411	80,060
Coherent, Inc.*	201	29,187
II-VI, Inc.*	720	34,222
Jabil, Inc.	1,147	34,318
Littelfuse, Inc.	202	32,823
National Instruments Corp.	976	37,791
SYNNEX Corp.	338	36,048
Tech Data Corp.*	293	39,918
Trimble, Inc.*	2,054	80,352
Vishay Intertechnology, Inc.	1,092	17,756
		502,412
Energy Equipment & Services - 0.1%
Apergy Corp.*(b)	635	5,759
Transocean Ltd.*	4,738	6,302
		12,061
Entertainment - 0.2%
Cinemark Holdings, Inc.	879	13,211
World Wrestling Entertainment, Inc., Class A	395	18,277
		31,488
Equity Real Estate Investment Trusts (REITs) - 5.7%
American Campus Communities, Inc.	1,134	36,628
Brixmor Property Group, Inc.	2,459	27,442
Camden Property Trust	798	73,073
CoreCivic, Inc.	978	11,765
CoreSite Realty Corp.	333	41,565
Corporate Office Properties Trust	923	23,047
Cousins Properties, Inc.	1,210	37,655
CyrusOne, Inc.	937	69,657
Douglas Emmett, Inc.	1,363	40,018
EastGroup Properties, Inc.	315	36,619
EPR Properties	651	20,552
First Industrial Realty Trust, Inc.	1,047	39,660
GEO Group, Inc. (The)	1,001	11,992
Healthcare Realty Trust, Inc.	1,105	33,924
Highwoods Properties, Inc.	856	32,759
Hudson Pacific Properties, Inc.	1,274	30,793
JBG SMITH Properties	976	29,016
Kilroy Realty Corp.	806	46,039
Lamar Advertising Co., Class A	709	47,007
Life Storage, Inc.	383	37,335
Macerich Co. (The)(b)	907	6,177
Mack-Cali Realty Corp.	748	11,377
Medical Properties Trust, Inc.	4,271	77,220
National Retail Properties, Inc.	1,417	44,480
Omega Healthcare Investors, Inc.	1,802	56,114
Park Hotels & Resorts, Inc.	1,971	19,375
Pebblebrook Hotel Trust	1,076	14,698
Physicians Realty Trust	1,641	28,340
PotlatchDeltic Corp.	556	18,898
PS Business Parks, Inc.	164	21,917
Rayonier, Inc.	1,147	27,241
Sabra Health Care REIT, Inc.	1,694	22,801
Service Properties Trust	1,356	9,153
Spirit Realty Capital, Inc.	824	23,426
STORE Capital Corp.	1,775	34,329
Taubman Centers, Inc.	508	21,001
Urban Edge Properties	951	9,272
Weingarten Realty Investors	1,000	17,880
		1,190,245
Food & Staples Retailing - 0.5%
BJ’s Wholesale Club Holdings, Inc.*	1,006	36,216
Casey’s General Stores, Inc.	303	48,398
Sprouts Farmers Market, Inc.*	974	24,477
		109,091
Food Products - 1.3%
Darling Ingredients, Inc.*	1,352	31,515
Flowers Foods, Inc.	1,588	37,461

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Hain Celestial Group, Inc. (The)*	665	20,934
Ingredion, Inc.	553	46,579
Lancaster Colony Corp.	164	25,167
Pilgrim’s Pride Corp.*	433	8,950
Post Holdings, Inc.*	549	47,796
Sanderson Farms, Inc.	161	21,255
Tootsie Roll Industries, Inc.	138	4,917
TreeHouse Foods, Inc.*	467	24,616
		269,190
Gas Utilities - 1.0%
National Fuel Gas Co.	714	29,967
New Jersey Resources Corp.	792	27,815
ONE Gas, Inc.	434	36,443
Southwest Gas Holdings, Inc.	450	34,177
Spire, Inc.	421	30,699
UGI Corp.	1,726	54,956
		214,057
Health Care Equipment & Supplies - 2.0%
Avanos Medical, Inc.*	396	11,508
Cantel Medical Corp.	308	12,961
Globus Medical, Inc., Class A*	637	34,812
Haemonetics Corp.*	421	46,175
Hill-Rom Holdings, Inc.	553	56,223
ICU Medical, Inc.*	161	32,139
Integra LifeSciences Holdings Corp.*	587	30,588
LivaNova plc*	400	21,396
Masimo Corp.*	404	97,037
NuVasive, Inc.*	427	25,876
Penumbra, Inc.*	266	45,864
		414,579
Health Care Providers & Services - 2.0%
Acadia Healthcare Co., Inc.*	732	20,943
Amedisys, Inc.*	268	51,469
Chemed Corp.	129	61,728
Encompass Health Corp.	814	59,625
HealthEquity, Inc.*	584	36,190
LHC Group, Inc.*	245	39,815
MEDNAX, Inc.*	694	10,778
Molina Healthcare, Inc.*	518	96,255
Patterson Cos., Inc.	710	13,980
Tenet Healthcare Corp.*	856	18,627
		409,410
Health Care Technology - 0.0%(c)
Allscripts Healthcare Solutions, Inc.*	1,334	8,431

Hotels, Restaurants & Leisure - 2.2%
Boyd Gaming Corp.	663	14,175
Brinker International, Inc.	309	8,142
Caesars Entertainment Corp.*	4,605	52,451
Cheesecake Factory, Inc. (The)	340	7,303
Choice Hotels International, Inc.	261	21,097
Churchill Downs, Inc.	293	38,872
Cracker Barrel Old Country Store, Inc.	197	21,105
Dunkin’ Brands Group, Inc.	682	43,559
Eldorado Resorts, Inc.*(b)	539	19,113
Jack in the Box, Inc.	194	13,002
Marriott Vacations Worldwide Corp.	308	27,668
Papa John’s International, Inc.	183	14,254
Penn National Gaming, Inc.*	1,039	34,089
Scientific Games Corp.*	442	6,953
Six Flags Entertainment Corp.	648	14,891
Texas Roadhouse, Inc.	540	27,999
Wendy’s Co. (The)	1,518	32,273
Wyndham Destinations, Inc.	750	23,850
Wyndham Hotels & Resorts, Inc.	785	36,055
		456,851
Household Durables - 0.7%
Helen of Troy Ltd.*	208	37,839
KB Home	706	23,355
Taylor Morrison Home Corp., Class A*	1,091	21,089
Tempur Sealy International, Inc.*	376	24,526
Toll Brothers, Inc.	997	32,213
TRI Pointe Group, Inc.*	1,146	16,411
		155,433
Household Products - 0.1%
Energizer Holdings, Inc.	529	23,213

Industrial Conglomerates - 0.3%
Carlisle Cos., Inc.	467	55,975

Insurance - 2.8%
Alleghany Corp.	117	60,033
American Financial Group, Inc.	619	37,289
Brighthouse Financial, Inc.*	904	26,858
Brown & Brown, Inc.	1,930	77,586
CNO Financial Group, Inc.	1,246	17,880
First American Financial Corp.	927	46,804
Genworth Financial, Inc., Class A*	4,149	12,654
Hanover Insurance Group, Inc. (The)	325	32,614
Kemper Corp.	518	32,841
Mercury General Corp.	224	9,011
Old Republic International Corp.	2,356	36,730
Primerica, Inc.	342	38,865
Reinsurance Group of America, Inc.	516	46,827
RenaissanceRe Holdings Ltd.	365	61,269
RLI Corp.	330	26,057
Selective Insurance Group, Inc.	492	25,805
		589,123
Interactive Media & Services - 0.1%
TripAdvisor, Inc.	868	16,735
Yelp, Inc.*	528	11,479
		28,214
Internet & Direct Marketing Retail - 0.6%
Etsy, Inc.*	977	79,117
Grubhub, Inc.*	752	42,669
		121,786
IT Services - 1.3%
CACI International, Inc., Class A*	208	52,162
KBR, Inc.	1,170	27,436
LiveRamp Holdings, Inc.*	557	28,090
MAXIMUS, Inc.	528	38,027
Perspecta, Inc.	1,134	25,141
Sabre Corp.	2,256	15,724
Science Applications International Corp.	405	35,656
WEX, Inc.*	357	52,865
		275,101
Leisure Products - 0.5%
Brunswick Corp.	671	36,912

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Mattel, Inc.*	2,858	26,322
Polaris, Inc.	476	41,574
		104,808
Life Sciences Tools & Services - 1.8%
Bio-Rad Laboratories, Inc., Class A*	178	87,455
Bio-Techne Corp.	314	83,147
Charles River Laboratories International, Inc.*	401	72,044
PRA Health Sciences, Inc.*	522	54,027
Repligen Corp.*	384	50,292
Syneos Health, Inc.*	514	31,349
		378,314
Machinery - 2.6%
AGCO Corp.	518	28,609
Colfax Corp.*	690	19,361
Crane Co.	421	23,458
Donaldson Co., Inc.	1,046	49,633
Graco, Inc.	1,376	66,337
ITT, Inc.	724	41,775
Kennametal, Inc.	680	18,863
Lincoln Electric Holdings, Inc.	508	41,742
Nordson Corp.	425	80,049
Oshkosh Corp.	562	40,363
Terex Corp.	539	8,473
Timken Co. (The)	559	23,780
Toro Co. (The)	880	62,541
Trinity Industries, Inc.	807	16,116
Woodward, Inc.	467	32,027
		553,127
Marine - 0.1%
Kirby Corp.*	494	25,332

Media - 0.8%
AMC Networks, Inc., Class A*	365	10,319
Cable One, Inc.	41	77,362
John Wiley & Sons, Inc., Class A	362	14,552
New York Times Co. (The), Class A	1,191	46,723
TEGNA, Inc.	1,790	20,979
		169,935
Metals & Mining - 1.2%
Allegheny Technologies, Inc.*	1,036	8,993
Carpenter Technology Corp.	395	9,231
Commercial Metals Co.	978	16,782
Compass Minerals International, Inc.	281	13,539
Reliance Steel & Aluminum Co.	552	53,544
Royal Gold, Inc.	541	72,061
Steel Dynamics, Inc.	1,779	47,250
United States Steel Corp.	1,397	11,232
Worthington Industries, Inc.	304	9,096
		241,728
Multiline Retail - 0.2%
Dillard’s, Inc., Class A(b)	83	2,491
Ollie’s Bargain Outlet Holdings, Inc.*	450	41,152
		43,643
Multi-Utilities - 0.4%
Black Hills Corp.	509	31,410
MDU Resources Group, Inc.	1,655	36,013
NorthWestern Corp.	415	24,950
		92,373
Oil, Gas & Consumable Fuels - 0.7%
Antero Midstream Corp.	2,444	11,682
Cimarex Energy Co.	840	22,075
CNX Resources Corp.*	1,538	15,672
EQT Corp.	2,108	28,121
Equitrans Midstream Corp.(b)	1,682	13,607
Matador Resources Co.*(b)	899	7,048
Murphy Oil Corp.	1,231	14,711
PBF Energy, Inc., Class A	839	8,910
World Fuel Services Corp.	541	13,785
WPX Energy, Inc.*	3,430	19,448
		155,059
Paper & Forest Products - 0.2%
Domtar Corp.	473	9,649
Louisiana-Pacific Corp.	970	22,902
		32,551
Personal Products - 0.1%
Edgewell Personal Care Co.*	448	13,628
Nu Skin Enterprises, Inc., Class A	458	17,029
		30,657
Pharmaceuticals - 0.7%
Catalent, Inc.*	1,275	99,106
Nektar Therapeutics*	1,450	31,465
Prestige Consumer Healthcare, Inc.*	414	17,471
		148,042
Professional Services - 0.7%
ASGN, Inc.*	436	26,853
CoreLogic, Inc.	655	32,462
FTI Consulting, Inc.*	311	37,463
Insperity, Inc.	311	16,122
ManpowerGroup, Inc.	485	33,533
		146,433
Real Estate Management & Development - 0.2%
Jones Lang LaSalle, Inc.	424	43,418

Road & Rail - 0.6%
Avis Budget Group, Inc.*(b)	469	10,097
Knight-Swift Transportation Holdings, Inc.	1,017	42,317
Landstar System, Inc.	322	37,436
Ryder System, Inc.	441	15,109
Werner Enterprises, Inc.	367	16,963
		121,922
Semiconductors & Semiconductor Equipment - 2.8%
Cabot Microelectronics Corp.	240	34,766
Cirrus Logic, Inc.*	480	34,790
Cree, Inc.*	889	46,842
Enphase Energy, Inc.*	658	38,289
First Solar, Inc.*	624	29,091
MKS Instruments, Inc.	449	47,428
Monolithic Power Systems, Inc.	335	70,266
Semtech Corp.*	549	29,196
Silicon Laboratories, Inc.*	359	33,624
SolarEdge Technologies, Inc.*	400	56,760
Synaptics, Inc.*	274	17,459
Teradyne, Inc.	1,386	92,890
Universal Display Corp.	351	51,457
		582,858
Software - 2.9%
ACI Worldwide, Inc.*	953	26,284
Blackbaud, Inc.	408	23,913
CDK Global, Inc.	1,004	39,467

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Ceridian HCM Holding, Inc.*	834	57,437
CommVault Systems, Inc.*	347	14,040
Fair Isaac Corp.*	240	96,636
J2 Global, Inc.*	381	29,832
LogMeIn, Inc.	401	34,045
Manhattan Associates, Inc.*	528	46,675
Paylocity Holding Corp.*	293	38,091
PTC, Inc.*	860	65,687
Teradata Corp.*	926	19,826
Tyler Technologies, Inc.*	322	120,849
		612,782
Specialty Retail - 1.4%
Aaron’s, Inc.	554	20,448
American Eagle Outfitters, Inc.	1,305	11,954
AutoNation, Inc.*	486	19,187
Bed Bath & Beyond, Inc.(b)	1,040	7,561
Dick’s Sporting Goods, Inc.	524	18,896
Five Below, Inc.*	458	47,930
Foot Locker, Inc.	884	24,487
Murphy USA, Inc.*	240	27,864
RH*	136	29,497
Sally Beauty Holdings, Inc.*	958	12,492
Urban Outfitters, Inc.*	581	9,842
Williams-Sonoma, Inc.	639	53,171
		283,329
Technology Hardware, Storage & Peripherals - 0.1%
NCR Corp.*	1,050	18,952

Textiles, Apparel & Luxury Goods - 0.6%
Carter’s, Inc.	365	31,357
Columbia Sportswear Co.	240	17,534
Deckers Outdoor Corp.*	231	42,165
Skechers USA, Inc., Class A*	1,104	34,577
		125,633
Thrifts & Mortgage Finance - 0.4%
Essent Group Ltd.	809	26,737
New York Community Bancorp, Inc.	3,854	38,733
Washington Federal, Inc.	651	16,835
		82,305
Trading Companies & Distributors - 0.5%
GATX Corp.	287	18,006
MSC Industrial Direct Co., Inc., Class A	370	25,656
NOW, Inc.*	889	6,623
Watsco, Inc.	267	47,502
		97,787
Water Utilities - 0.4%
Essential Utilities, Inc.	1,784	78,068

Wireless Telecommunication Services - 0.1%
Telephone and Data Systems, Inc.	804	16,474

TOTAL COMMON STOCKS (Cost $12,943,719)		12,800,873

SECURITIES LENDING REINVESTMENTS(d) - 0.3%

INVESTMENT COMPANIES - 0.3%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $55,164)	55,164	55,164

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 20.7%

REPURCHASE AGREEMENTS(e) - 20.7%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $4,345,886 (Cost $4,345,867)	4,345,867	4,345,867

Total Investments - 82.1% (Cost $17,344,750)		17,201,904
Other Assets Less Liabilities - 17.9%		3,745,613
Net Assets - 100.0%		20,947,517

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,684,816.
(b)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $79,736, collateralized in the form of cash with a value of $55,164 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $26,683 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% — 8.75%, and maturity dates ranging from August 15, 2020 — November 15, 2048; a total value of $81,847.

(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $55,164.
(e)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,956,404
Aggregate gross unrealized depreciation	(7,133,451)
Net unrealized depreciation	$(4,177,047)
Federal income tax cost	$18,464,163

See accompanying notes to the financial statements.

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	7	6/19/2020	USD	$1,232,700	$170,698

Swap Agreements(a)

UltraPro MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date(b)	Counterparty	Rate Paid (Received)(c)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(d) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(e) ($)
4,996,639	12/7/2020	Bank of America NA	0.62%	S&P MidCap 400®	(213,251)	—	213,251	—
5,388,479	11/6/2020	BNP Paribas SA	0.62%	S&P MidCap 400®	(716,422)	—	716,422	—
506,254	11/6/2020	Citibank NA	0.49%	S&P MidCap 400®	(2,313,058)	88,014	2,225,044	—
7,650,251	11/8/2021	Credit Suisse International	0.47%	S&P MidCap 400®	(607,239)	—	607,239	—
11,584,770	12/7/2020	Goldman Sachs International	0.54%	S&P MidCap 400®	311,490	(311,490)	—	—
3,803,076	1/6/2021	Morgan Stanley & Co. International plc	0.05%	S&P MidCap 400®	(161,862)	—	161,862	—
6,030,945	1/6/2021	Societe Generale	0.34%	S&P MidCap 400®	1,353,624	(1,326,424)	—	27,200
8,847,973	11/8/2021	UBS AG	0.57%	S&P MidCap 400®	(738,768)	—	738,768	—

48,808,387					(3,085,486)
				Total Unrealized Appreciation	1,665,114
				Total Unrealized Depreciation	(4,750,600)

(a)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(b)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(c)

Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(d)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(e)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD	U.S. Dollar

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)

COMMON STOCKS(a) - 70.4%

Aerospace & Defense - 0.9%
AAR Corp.	2,477	49,961
Aerojet Rocketdyne Holdings, Inc.*	5,427	237,974
AeroVironment, Inc.*	1,586	112,336
Astronics Corp.*	1,690	15,430
Axon Enterprise, Inc.*	4,340	329,666
Cubic Corp.	2,323	95,731
Ducommun, Inc.*	797	25,663
Kratos Defense & Security Solutions, Inc.*	6,683	123,970
Maxar Technologies, Inc.	4,436	66,851
Mercury Systems, Inc.*	4,035	360,527
Moog, Inc., Class A	2,304	125,084
National Presto Industries, Inc.	369	33,206
Park Aerospace Corp.	1,388	16,837
Parsons Corp.*	1,428	58,063
Triumph Group, Inc.	3,658	27,398
Vectrus, Inc.*	838	46,023
		1,724,720
Air Freight & Logistics - 0.2%
Air Transport Services Group, Inc.*	4,350	93,699
Atlas Air Worldwide Holdings, Inc.*	1,727	67,457
Echo Global Logistics, Inc.*	1,994	41,276
Forward Air Corp.	2,095	104,079
Hub Group, Inc., Class A*	2,403	112,388
Radiant Logistics, Inc.*	2,904	11,587
		430,486
Airlines - 0.2%
Allegiant Travel Co.	965	102,821
Hawaiian Holdings, Inc.	3,347	48,297
Mesa Air Group, Inc.*	2,143	6,965
SkyWest, Inc.	3,657	117,280
Spirit Airlines, Inc.*(b)	5,096	65,993
		341,356
Auto Components - 0.7%
Adient plc*	6,514	110,803
American Axle & Manufacturing Holdings, Inc.*	8,320	59,155
Cooper Tire & Rubber Co.	3,736	96,127
Cooper-Standard Holdings, Inc.*	1,246	13,071
Dana, Inc.	10,733	135,665
Dorman Products, Inc.*	2,007	140,329
Fox Factory Holding Corp.*	2,814	202,918
Gentherm, Inc.*	2,455	99,918
LCI Industries	1,811	179,162
Modine Manufacturing Co.*	3,651	19,533
Motorcar Parts of America, Inc.*	1,380	21,832
Standard Motor Products, Inc.	1,563	66,506
Stoneridge, Inc.*	1,965	40,440
Tenneco, Inc., Class A*	3,770	25,485
Visteon Corp.*	2,081	149,832
		1,360,776
Automobiles - 0.1%
Winnebago Industries, Inc.	2,312	125,773

Banks - 5.6%
1st Constitution Bancorp	658	8,449
1st Source Corp.	1,045	36,147
ACNB Corp.	595	14,780
Allegiance Bancshares, Inc.	1,388	35,547
Amalgamated Bank, Class A	1,039	11,668
Amerant Bancorp, Inc.*	1,447	18,869
American National Bankshares, Inc.	797	19,813
Ameris Bancorp	4,559	110,465
Ames National Corp.	659	13,246
Arrow Financial Corp.	952	27,846
Atlantic Capital Bancshares, Inc.*	1,596	18,194
Atlantic Union Bankshares Corp.	5,957	137,905
Banc of California, Inc.	3,369	36,891
BancFirst Corp.	1,386	52,834
Bancorp, Inc. (The)*	3,767	33,150
BancorpSouth Bank	7,371	163,857
Bank First Corp.(b)	429	26,748
Bank of Commerce Holdings	1,292	9,858
Bank of Marin Bancorp	986	33,179
Bank of NT Butterfield & Son Ltd. (The)	3,935	96,132
Bank of Princeton (The)	417	8,611
Bank7 Corp.	277	2,825
BankFinancial Corp.	1,037	9,416
Bankwell Financial Group, Inc.	494	7,232
Banner Corp.	2,611	98,069
Bar Harbor Bankshares	1,132	22,323
Baycom Corp.*	783	10,320
BCB Bancorp, Inc.	1,105	10,597
Berkshire Hills Bancorp, Inc.	3,347	36,215
Boston Private Financial Holdings, Inc.	6,160	42,319
Bridge Bancorp, Inc.	1,215	25,879
Brookline Bancorp, Inc.	5,795	53,894
Bryn Mawr Bank Corp.	1,485	41,238
Business First Bancshares, Inc.	936	13,563
Byline Bancorp, Inc.	1,731	21,032
C&F Financial Corp.	250	9,010
Cadence Bancorp	9,329	75,285
Cambridge Bancorp	355	20,590
Camden National Corp.	1,111	37,263
Capital Bancorp, Inc.*	598	6,805
Capital City Bank Group, Inc.	998	20,309
Capstar Financial Holdings, Inc.	1,085	12,499
Carter Bank & Trust	1,682	11,875
Cathay General Bancorp	5,697	154,901
CBTX, Inc.	1,343	27,424
CenterState Bank Corp.	8,957	141,521
Central Pacific Financial Corp.	2,048	32,993
Central Valley Community Bancorp	830	12,500
Century Bancorp, Inc., Class A	211	15,909
Chemung Financial Corp.	266	6,735
Citizens & Northern Corp.	890	17,070
City Holding Co.	1,181	74,285
Civista Bancshares, Inc.	1,139	17,358
CNB Financial Corp.	1,078	19,102
Coastal Financial Corp.*	577	7,328
Codorus Valley Bancorp, Inc.	701	9,288
Colony Bankcorp, Inc.	570	7,250
Columbia Banking System, Inc.	5,355	130,448
Community Bank System, Inc.	3,778	224,489
Community Bankers Trust Corp.	1,623	9,137
Community Financial Corp. (The)	363	8,603
Community Trust Bancorp, Inc.	1,149	37,733
ConnectOne Bancorp, Inc.	2,522	36,973

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
CrossFirst Bankshares, Inc.*	3,518	34,230
Customers Bancorp, Inc.*	2,106	23,356
CVB Financial Corp.	9,920	193,539
Dime Community Bancshares, Inc.	2,300	33,189
Eagle Bancorp, Inc.	2,406	77,858
Enterprise Bancorp, Inc.	666	15,345
Enterprise Financial Services Corp.	1,806	53,042
Equity Bancshares, Inc., Class A*	1,103	17,990
Esquire Financial Holdings, Inc.*	481	8,240
Evans Bancorp, Inc.	380	9,287
Farmers & Merchants Bancorp, Inc.	727	15,798
Farmers National Banc Corp.	1,899	22,313
FB Financial Corp.	1,264	29,843
Fidelity D&D Bancorp, Inc.	208	7,902
Financial Institutions, Inc.	1,152	20,379
First Bancorp, Inc. (The)	755	15,561
First Bancorp/NC	2,176	55,314
First Bancorp/PR	15,948	87,236
First Bancshares, Inc. (The)	1,374	29,115
First Bank	1,230	9,188
First Busey Corp.	3,800	68,058
First Business Financial Services, Inc.	614	10,162
First Capital, Inc.(b)	240	14,748
First Choice Bancorp	747	10,495
First Commonwealth Financial Corp.	7,278	59,534
First Community Bankshares, Inc.	1,324	28,294
First Financial Bancorp	7,208	95,794
First Financial Bankshares, Inc.	9,627	294,971
First Financial Corp.	970	34,047
First Financial Northwest, Inc.	581	5,676
First Foundation, Inc.	2,908	43,329
First Guaranty Bancshares, Inc.	381	4,534
First Internet Bancorp	701	11,272
First Interstate BancSystem, Inc., Class A	2,799	87,469
First Merchants Corp.	3,995	112,100
First Mid Bancshares, Inc.	1,077	27,410
First Midwest Bancorp, Inc.	7,874	102,756
First Northwest Bancorp	653	8,855
First of Long Island Corp. (The)	1,708	26,081
Flushing Financial Corp.	2,008	22,771
FNCB Bancorp, Inc.	1,271	7,067
Franklin Financial Network, Inc.	974	24,019
Franklin Financial Services Corp.	307	7,675
Fulton Financial Corp.	11,881	133,186
FVCBankcorp, Inc.*	906	10,084
German American Bancorp, Inc.	1,831	56,724
Glacier Bancorp, Inc.	6,441	265,305
Great Southern Bancorp, Inc.	811	32,894
Great Western Bancorp, Inc.	4,202	59,836
Guaranty Bancshares, Inc.	604	15,354
Hancock Whitney Corp.	6,383	138,000
Hanmi Financial Corp.	2,230	20,137
HarborOne Bancorp, Inc.*	1,945	15,502
Hawthorn Bancshares, Inc.	419	8,254
HBT Financial, Inc.	674	8,573
Heartland Financial USA, Inc.	2,570	82,266
Heritage Commerce Corp.	4,036	32,813
Heritage Financial Corp.	2,705	51,395
Hilltop Holdings, Inc.	5,194	97,076
Home BancShares, Inc.	11,496	166,347
HomeTrust Bancshares, Inc.	1,147	17,687
Hope Bancorp, Inc.	8,920	84,695
Horizon Bancorp, Inc.	2,726	27,969
Howard Bancorp, Inc.*	961	9,908
IBERIABANK Corp.	3,844	163,024
Independent Bank Corp.	2,455	170,549
Independent Bank Corp./MI	1,592	22,001
Independent Bank Group, Inc.	2,627	99,511
International Bancshares Corp.	4,113	126,598
Investar Holding Corp.	683	8,913
Investors Bancorp, Inc.	16,837	146,145
Lakeland Bancorp, Inc.	3,603	39,993
Lakeland Financial Corp.	1,825	77,909
LCNB Corp.	901	13,398
Level One Bancorp, Inc.	379	7,129
Live Oak Bancshares, Inc.	1,930	26,132
Macatawa Bank Corp.	1,926	14,233
Mackinac Financial Corp.	683	7,178
MainStreet Bancshares, Inc.*	525	6,967
Malvern Bancorp, Inc.*	559	6,641
Mercantile Bank Corp.	1,186	27,207
Metrocity Bankshares, Inc.(b)	1,177	13,606
Metropolitan Bank Holding Corp.*	519	14,532
Mid Penn Bancorp, Inc.	512	9,554
Midland States Bancorp, Inc.	1,617	24,206
MidWestOne Financial Group, Inc.	875	16,791
MVB Financial Corp.	705	10,011
National Bank Holdings Corp., Class A	2,192	57,650
National Bankshares, Inc.	469	14,445
NBT Bancorp, Inc.	3,162	99,034
Nicolet Bankshares, Inc.*	683	38,187
Northeast Bank	614	10,536
Northrim Bancorp, Inc.	479	11,051
Norwood Financial Corp.	429	10,506
Oak Valley Bancorp	509	7,004
OceanFirst Financial Corp.	4,038	67,435
OFG Bancorp	3,758	45,660
Ohio Valley Banc Corp.	308	7,715
Old National Bancorp	12,505	169,943
Old Second Bancorp, Inc.	2,162	16,647
Origin Bancorp, Inc.	1,411	29,433
Orrstown Financial Services, Inc.	746	10,056
Pacific Mercantile Bancorp*	1,445	5,491
Pacific Premier Bancorp, Inc.	5,785	125,072
Park National Corp.	986	73,822
Parke Bancorp, Inc.	734	10,217
PCB Bancorp	901	8,127
Peapack-Gladstone Financial Corp.	1,364	25,684
Penns Woods Bancorp, Inc.	509	10,923
Peoples Bancorp of North Carolina, Inc.	340	5,950
Peoples Bancorp, Inc.	1,341	30,132
Peoples Financial Services Corp.	510	16,856
People’s Utah Bancorp	1,164	28,832
Preferred Bank	1,016	38,171
Premier Financial Bancorp, Inc.	962	12,756
Professional Holding Corp., Class A*	254	3,602
QCR Holdings, Inc.	1,092	33,164
RBB Bancorp	1,198	15,370
Red River Bancshares, Inc.	366	14,732
Reliant Bancorp, Inc.	770	10,780
Renasant Corp.	4,148	100,050
Republic Bancorp, Inc., Class A	720	23,076

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Republic First Bancorp, Inc.*	3,253	7,710
Richmond Mutual Bancorp, Inc.*	936	10,408
S&T Bancorp, Inc.	2,832	62,984
Sandy Spring Bancorp, Inc.	2,548	61,789
SB One Bancorp	602	10,228
Seacoast Banking Corp. of Florida*	3,759	81,758
Select Bancorp, Inc.*	1,173	8,798
ServisFirst Bancshares, Inc.	3,541	123,510
Shore Bancshares, Inc.	920	9,200
Sierra Bancorp	1,053	19,839
Silvergate Capital Corp., Class A*	236	3,443
Simmons First National Corp., Class A	7,101	121,782
SmartFinancial, Inc.	953	14,676
South Plains Financial, Inc.	753	9,940
South State Corp.	2,486	130,711
Southern First Bancshares, Inc.*	527	15,315
Southern National Bancorp of Virginia, Inc.	1,468	14,768
Southside Bancshares, Inc.	2,392	67,454
Spirit of Texas Bancshares, Inc.*	1,027	12,365
Stock Yards Bancorp, Inc.	1,510	51,385
Summit Financial Group, Inc.	813	13,658
Tompkins Financial Corp.	1,068	68,726
Towne Bank	4,971	93,753
TriCo Bancshares	1,987	56,371
TriState Capital Holdings, Inc.*	2,014	30,109
Triumph Bancorp, Inc.*	1,665	40,876
Trustmark Corp.	4,759	113,217
UMB Financial Corp.	3,281	168,250
Union Bankshares, Inc.(b)	289	5,664
United Bankshares, Inc.	9,187	267,158
United Community Banks, Inc.	5,830	113,976
United Security Bancshares	998	6,118
Unity Bancorp, Inc.	587	8,400
Univest Financial Corp.	2,123	34,902
Valley National Bancorp	28,696	228,994
Veritex Holdings, Inc.	3,661	64,141
Washington Trust Bancorp, Inc.	1,119	35,774
WesBanco, Inc.	4,780	102,388
West Bancorp, Inc.	1,181	20,833
Westamerica Bancorp	1,931	113,890
		10,359,239
Beverages - 0.3%
Boston Beer Co., Inc. (The), Class A*	621	350,697
Celsius Holdings, Inc.*(b)	2,245	20,811
Coca-Cola Consolidated, Inc.	349	84,957
Craft Brew Alliance, Inc.*(b)	861	13,010
MGP Ingredients, Inc.	956	35,860
National Beverage Corp.*(b)	879	50,085
New Age Beverages Corp.*(b)	5,504	8,311
		563,731
Biotechnology - 7.1%
89bio, Inc.*(b)	218	5,616
Abeona Therapeutics, Inc.*	4,156	13,756
ACADIA Pharmaceuticals, Inc.*	8,380	416,318
Acceleron Pharma, Inc.*	3,363	332,365
Acorda Therapeutics, Inc.*	3,313	2,477
Adamas Pharmaceuticals, Inc.*	1,691	4,667
ADMA Biologics, Inc.*	5,289	17,401
Aduro Biotech, Inc.*	4,886	15,977
Adverum Biotechnologies, Inc.*	4,705	97,064
Aeglea BioTherapeutics, Inc.*	1,943	17,118
Affimed NV*	5,461	17,967
Agenus, Inc.*	7,987	29,792
AgeX Therapeutics, Inc.*	1,576	1,781
Aimmune Therapeutics, Inc.*	3,350	55,643
Akcea Therapeutics, Inc.*(b)	941	14,021
Akebia Therapeutics, Inc.*	8,866	103,200
Akero Therapeutics, Inc.*	622	15,811
Albireo Pharma, Inc.*	952	25,476
Aldeyra Therapeutics, Inc.*	1,705	8,389
Alector, Inc.*	2,588	84,628
Allakos, Inc.*(b)	1,480	96,200
Allogene Therapeutics, Inc.*	2,909	140,097
Amicus Therapeutics, Inc.*	19,131	238,659
AnaptysBio, Inc.*	1,835	35,012
Anavex Life Sciences Corp.*(b)	3,655	15,022
Anika Therapeutics, Inc.*	998	33,463
Apellis Pharmaceuticals, Inc.*	4,255	143,351
Applied Therapeutics, Inc.*	609	27,722
Aprea Therapeutics, Inc.*	480	12,893
Arcus Biosciences, Inc.*	2,411	75,585
Arcutis Biotherapeutics, Inc.*	777	26,068
Ardelyx, Inc.*	4,631	33,945
Arena Pharmaceuticals, Inc.*	3,769	225,273
Arrowhead Pharmaceuticals, Inc.*	7,472	240,897
Assembly Biosciences, Inc.*	2,125	41,416
Atara Biotherapeutics, Inc.*	3,831	44,057
Athenex, Inc.*	5,091	55,339
Athersys, Inc.*(b)	10,004	29,112
Atreca, Inc., Class A*	1,279	23,623
Avid Bioservices, Inc.*	4,166	24,329
Avrobio, Inc.*	1,780	35,992
Axcella Health, Inc.*	585	3,510
Beam Therapeutics, Inc.*	923	23,583
Beyondspring, Inc.*	960	16,320
BioCryst Pharmaceuticals, Inc.*	11,703	52,605
Biohaven Pharmaceutical Holding Co. Ltd.*	3,178	198,530
BioSpecifics Technologies Corp.*	456	28,363
Bioxcel Therapeutics, Inc.*	516	24,025
Black Diamond Therapeutics, Inc.*	901	35,184
Blueprint Medicines Corp.*	4,039	263,100
Bridgebio Pharma, Inc.*	5,575	163,515
Cabaletta Bio, Inc.*	495	4,232
Calithera Biosciences, Inc.*	4,140	24,095
Calyxt, Inc.*(b)	692	3,003
CareDx, Inc.*	3,058	98,223
CASI Pharmaceuticals, Inc.*	3,723	9,829
Castle Biosciences, Inc.*	704	27,055
Catalyst Pharmaceuticals, Inc.*	7,166	30,885
Celcuity, Inc.*	436	4,242
Cellular Biomedicine Group, Inc.*(b)	899	12,379
CEL-SCI Corp.*(b)	2,442	32,552
Centogene NV*	138	2,432
Checkpoint Therapeutics, Inc.*	2,616	5,546
ChemoCentryx, Inc.*	3,027	188,855
Chimerix, Inc.*	3,560	11,107
Clovis Oncology, Inc.*(b)	3,739	25,874
Coherus Biosciences, Inc.*	4,648	86,639
Concert Pharmaceuticals, Inc.*	1,989	21,123
Constellation Pharmaceuticals, Inc.*	1,409	50,062
Corbus Pharmaceuticals Holdings, Inc.*(b)	4,890	36,479

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Cortexyme, Inc.*(b)	848	39,084
Crinetics Pharmaceuticals, Inc.*	820	13,399
Cue Biopharma, Inc.*	1,483	41,049
Cyclerion Therapeutics, Inc.*	1,753	6,977
Cytokinetics, Inc.*	4,193	86,837
CytomX Therapeutics, Inc.*	3,344	29,628
Deciphera Pharmaceuticals, Inc.*	1,559	91,311
Denali Therapeutics, Inc.*	3,872	107,758
Dicerna Pharmaceuticals, Inc.*	3,969	85,611
Dynavax Technologies Corp.*	6,174	37,785
Eagle Pharmaceuticals, Inc.*	678	34,754
Editas Medicine, Inc.*	3,873	104,842
Eidos Therapeutics, Inc.*	837	40,938
Eiger BioPharmaceuticals, Inc.*	1,755	21,183
Emergent BioSolutions, Inc.*	3,389	282,948
Enanta Pharmaceuticals, Inc.*	1,413	72,755
Enochian Biosciences, Inc.*(b)	1,023	3,632
Epizyme, Inc.*	5,768	101,228
Esperion Therapeutics, Inc.*(b)	1,884	79,825
Evelo Biosciences, Inc.*(b)	1,089	4,759
Fate Therapeutics, Inc.*	4,547	147,459
FibroGen, Inc.*	5,836	195,156
Five Prime Therapeutics, Inc.*	2,519	13,351
Flexion Therapeutics, Inc.*	2,520	28,804
Frequency Therapeutics, Inc.*(b)	434	8,055
G1 Therapeutics, Inc.*	2,553	43,324
Galectin Therapeutics, Inc.*(b)	2,978	9,023
Galera Therapeutics, Inc.*	129	1,349
Geron Corp.*(b)	13,946	22,453
Global Blood Therapeutics, Inc.*	4,301	300,726
GlycoMimetics, Inc.*	2,537	7,180
Gossamer Bio, Inc.*	3,219	39,111
Gritstone Oncology, Inc.*	1,864	12,041
Halozyme Therapeutics, Inc.*	10,071	244,423
Harpoon Therapeutics, Inc.*	547	11,903
Heron Therapeutics, Inc.*	6,269	114,221
Homology Medicines, Inc.*	1,856	26,429
Hookipa Pharma, Inc.*	749	8,172
IGM Biosciences, Inc.*(b)	372	24,098
ImmunoGen, Inc.*	12,747	59,656
Immunomedics, Inc.*	15,162	509,292
Inovio Pharmaceuticals, Inc.*(b)	7,126	105,109
Insmed, Inc.*	6,663	161,844
Intellia Therapeutics, Inc.*(b)	2,940	51,479
Intercept Pharmaceuticals, Inc.*	1,879	135,777
Invitae Corp.*(b)	6,437	108,270
Iovance Biotherapeutics, Inc.*	8,753	280,884
Ironwood Pharmaceuticals, Inc.*	11,689	113,734
Jounce Therapeutics, Inc.*	1,210	6,522
Kadmon Holdings, Inc.*	11,916	52,907
KalVista Pharmaceuticals, Inc.*	948	10,665
Karuna Therapeutics, Inc.*	782	73,399
Karyopharm Therapeutics, Inc.*	4,477	82,780
Kezar Life Sciences, Inc.*	2,300	10,971
Kindred Biosciences, Inc.*	2,744	11,772
Kiniksa Pharmaceuticals Ltd., Class A*	1,048	21,872
Kodiak Sciences, Inc.*	2,093	135,229
Krystal Biotech, Inc.*	783	40,254
Kura Oncology, Inc.*	2,560	43,750
La Jolla Pharmaceutical Co.*(b)	1,538	7,259
Lexicon Pharmaceuticals, Inc.*(b)	3,117	5,953
Ligand Pharmaceuticals, Inc.*	1,277	129,705
Lineage Cell Therapeutics, Inc.*	8,030	7,080
LogicBio Therapeutics, Inc.*(b)	609	4,178
MacroGenics, Inc.*	3,664	70,495
Madrigal Pharmaceuticals, Inc.*	683	79,242
Magenta Therapeutics, Inc.*(b)	1,425	12,597
MannKind Corp.*(b)	13,973	21,099
Marker Therapeutics, Inc.*(b)	2,028	4,604
MediciNova, Inc.*(b)	3,111	16,613
MEI Pharma, Inc.*	7,556	27,617
MeiraGTx Holdings plc*	1,285	19,069
Mersana Therapeutics, Inc.*	2,664	60,313
Millendo Therapeutics, Inc.*	939	2,498
Minerva Neurosciences, Inc.*	2,225	8,255
Mirati Therapeutics, Inc.*	2,231	221,293
Mirum Pharmaceuticals, Inc.*(b)	392	6,605
Molecular Templates, Inc.*	1,520	23,590
Momenta Pharmaceuticals, Inc.*	8,487	267,171
Morphic Holding, Inc.*(b)	797	16,562
Mustang Bio, Inc.*	2,105	7,852
Myriad Genetics, Inc.*	5,334	77,503
Natera, Inc.*	4,679	205,174
NextCure, Inc.*	1,070	33,395
Novavax, Inc.*	2,467	113,581
Oncocyte Corp.*	1,661	4,584
OPKO Health, Inc.*(b)	28,987	66,090
Organogenesis Holdings, Inc.*	895	3,696
Oyster Point Pharma, Inc.*	422	12,010
Palatin Technologies, Inc.*	16,959	8,597
PDL BioPharma, Inc.*	8,393	27,445
Pfenex, Inc.*	2,217	16,206
PhaseBio Pharmaceuticals, Inc.*(b)	1,026	6,166
Pieris Pharmaceuticals, Inc.*	3,467	12,481
PolarityTE, Inc.*	1,593	1,555
Portola Pharmaceuticals, Inc.*	5,662	101,633
Precigen, Inc.*(b)	5,391	11,860
Precision BioSciences, Inc.*	2,666	18,689
Prevail Therapeutics, Inc.*	1,052	17,547
Principia Biopharma, Inc.*	1,383	88,360
Progenics Pharmaceuticals, Inc.*	6,467	27,452
Protagonist Therapeutics, Inc.*	1,323	21,869
Prothena Corp. plc*	3,012	32,108
PTC Therapeutics, Inc.*	4,524	229,412
Puma Biotechnology, Inc.*	2,324	23,728
Radius Health, Inc.*	3,357	42,500
RAPT Therapeutics, Inc.*	132	2,413
REGENXBIO, Inc.*	2,490	93,773
Replimune Group, Inc.*	1,001	18,799
Retrophin, Inc.*	3,102	48,655
REVOLUTION Medicines, Inc.*	1,047	32,164
Rhythm Pharmaceuticals, Inc.*	2,188	42,425
Rigel Pharmaceuticals, Inc.*	12,624	24,680
Rocket Pharmaceuticals, Inc.*	2,382	44,805
Rubius Therapeutics, Inc.*(b)	2,616	16,873
Sangamo Therapeutics, Inc.*	8,591	96,133
Savara, Inc.*	2,616	6,383
Scholar Rock Holding Corp.*	1,312	24,141
Seres Therapeutics, Inc.*	2,707	14,861
Solid Biosciences, Inc.*(b)	1,463	4,316
Sorrento Therapeutics, Inc.*(b)	9,737	49,172
Spectrum Pharmaceuticals, Inc.*	8,311	24,434
Spero Therapeutics, Inc.*	968	11,442
SpringWorks Therapeutics, Inc.*	778	29,618
Stemline Therapeutics, Inc.*	3,414	40,558
Stoke Therapeutics, Inc.*	1,266	35,018
Sutro Biopharma, Inc.*	819	8,198

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Syndax Pharmaceuticals, Inc.*	1,675	27,135
Synlogic, Inc.*	1,165	2,924
Syros Pharmaceuticals, Inc.*	2,603	25,483
TCR2 Therapeutics, Inc.*	878	8,868
TG Therapeutics, Inc.*	6,442	120,143
Tocagen, Inc.*(b)	1,573	1,903
Translate Bio, Inc.*	2,580	53,458
Turning Point Therapeutics, Inc.*	2,066	143,071
Twist Bioscience Corp.*	1,946	73,851
Tyme Technologies, Inc.*(b)	4,473	6,888
Ultragenyx Pharmaceutical, Inc.*	4,085	279,659
UNITY Biotechnology, Inc.*(b)	2,129	17,415
UroGen Pharma Ltd.*	1,395	32,741
Vanda Pharmaceuticals, Inc.*	3,898	45,685
VBI Vaccines, Inc.*	11,572	25,227
Veracyte, Inc.*	3,485	86,916
Vericel Corp.*	3,346	48,115
Viela Bio, Inc.*	409	19,182
Viking Therapeutics, Inc.*	4,873	34,842
Vir Biotechnology, Inc.*	537	18,355
Voyager Therapeutics, Inc.*	1,818	21,998
X4 Pharmaceuticals, Inc.*	1,148	9,804
XBiotech, Inc.*	978	13,663
Xencor, Inc.*	3,513	106,268
Y-mAbs Therapeutics, Inc.*	1,755	67,006
ZIOPHARM Oncology, Inc.*(b)	13,848	40,990
		13,144,358
Building Products - 1.2%
AAON, Inc.	3,057	165,598
Advanced Drainage Systems, Inc.	3,223	142,908
American Woodmark Corp.*	1,256	78,826
Apogee Enterprises, Inc.	1,948	40,226
Armstrong Flooring, Inc.*	1,314	4,494
Builders FirstSource, Inc.*	8,468	176,219
Caesarstone Ltd.	1,665	18,548
Cornerstone Building Brands, Inc.*	3,450	18,699
CSW Industrials, Inc.	1,103	78,931
Gibraltar Industries, Inc.*	2,382	104,832
Griffon Corp.	2,711	45,545
Insteel Industries, Inc.	1,366	24,110
JELD-WEN Holding, Inc.*	5,017	68,382
Masonite International Corp.*	1,830	121,475
Patrick Industries, Inc.	1,692	87,764
PGT Innovations, Inc.*	4,216	57,380
Quanex Building Products Corp.	2,444	30,305
Simpson Manufacturing Co., Inc.	3,322	265,959
Trex Co., Inc.*	4,367	524,564
UFP Industries, Inc.	4,423	202,264
		2,257,029
Capital Markets - 1.1%
Ares Management Corp.	5,311	200,543
Artisan Partners Asset Management, Inc., Class A	3,720	107,768
Assetmark Financial Holdings, Inc.*	1,025	27,368
Associated Capital Group, Inc., Class A	142	5,835
B Riley Financial, Inc.	1,535	29,518
Blucora, Inc.*	3,622	44,007
Brightsphere Investment Group, Inc.	4,883	40,773
Cohen & Steers, Inc.	1,692	107,527
Cowen, Inc., Class A	2,096	27,395
Diamond Hill Investment Group, Inc.	232	24,351
Donnelley Financial Solutions, Inc.*	2,316	18,875
Federated Hermes, Inc., Class B	7,164	158,611
Fidus Investment Corp.	1	6
Focus Financial Partners, Inc., Class A*	2,278	63,420
GAIN Capital Holdings, Inc.(b)	1,437	9,024
GAMCO Investors, Inc., Class A	385	4,974
Greenhill & Co., Inc.	1,128	11,246
Hamilton Lane, Inc., Class A	1,635	119,633
Houlihan Lokey, Inc.	3,126	189,060
INTL. FCStone, Inc.*	1,177	60,039
Moelis & Co., Class A	3,535	118,882
Oppenheimer Holdings, Inc., Class A	709	15,017
Piper Sandler Cos.	985	58,745
PJT Partners, Inc., Class A	1,679	91,825
Pzena Investment Management, Inc., Class A	1,313	5,357
Safeguard Scientifics, Inc.	1,448	9,166
Sculptor Capital Management, Inc., Class A	1,251	15,688
Siebert Financial Corp.*	631	4,316
Silvercrest Asset Management Group, Inc., Class A	645	7,269
Stifel Financial Corp.	4,938	235,592
Value Line, Inc.	79	2,252
Virtus Investment Partners, Inc.	479	44,537
Waddell & Reed Financial, Inc., Class A	5,053	65,891
Westwood Holdings Group, Inc.	600	10,638
WisdomTree Investments, Inc.	9,862	29,487
		1,964,635
Chemicals - 1.2%
Advanced Emissions Solutions, Inc.(b)	1,230	6,199
AdvanSix, Inc.*	2,072	24,532
American Vanguard Corp.	2,143	28,502
Amyris, Inc.*(b)	4,511	16,826
Balchem Corp.	2,396	241,157
Chase Corp.	543	54,110
Ferro Corp.*	6,062	72,865
Flotek Industries, Inc.*(b)	3,991	3,911
FutureFuel Corp.	1,922	25,140
GCP Applied Technologies, Inc.*	4,019	80,943
Hawkins, Inc.	726	31,145
HB Fuller Co.	3,784	142,354
Ingevity Corp.*	3,124	164,541
Innospec, Inc.	1,802	138,916
Intrepid Potash, Inc.*	7,078	8,706
Koppers Holdings, Inc.*	1,400	23,198
Kraton Corp.*	2,325	35,456
Kronos Worldwide, Inc.	1,682	16,416
Livent Corp.*	10,896	73,439
LSB Industries, Inc.*	1,669	1,803
Marrone Bio Innovations, Inc.*	3,872	4,143
Minerals Technologies, Inc.	2,561	126,283
Orion Engineered Carbons SA	4,478	49,527
PolyOne Corp.	6,843	169,570
PQ Group Holdings, Inc.*	2,810	35,266
Quaker Chemical Corp.	976	166,750
Rayonier Advanced Materials, Inc.	3,602	7,816

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Sensient Technologies Corp.	3,148	157,778
Stepan Co.	1,521	147,780
Trecora Resources*	1,586	10,135
Tredegar Corp.	1,934	29,610
Trinseo SA	2,917	60,032
Tronox Holdings plc, Class A	6,782	45,032
Valhi, Inc.	2,148	1,684
		2,201,565
Commercial Services & Supplies - 1.7%
ABM Industries, Inc.	4,946	151,991
ACCO Brands Corp.	7,161	44,327
Advanced Disposal Services, Inc.*	5,399	168,341
Brady Corp., Class A	3,595	183,812
BrightView Holdings, Inc.*	2,321	31,774
Brink’s Co. (The)	3,709	148,731
Casella Waste Systems, Inc., Class A*	3,406	173,536
CECO Environmental Corp.*	2,296	12,192
Charah Solutions, Inc.*	687	1,271
Cimpress plc*	1,391	125,371
CompX International, Inc.	121	1,702
Covanta Holding Corp.	8,766	78,894
Deluxe Corp.	3,135	73,139
Ennis, Inc.	1,894	33,713
Harsco Corp.*	5,793	64,650
Healthcare Services Group, Inc.	5,521	132,062
Heritage-Crystal Clean, Inc.*	1,111	18,842
Herman Miller, Inc.	4,353	100,206
HNI Corp.	3,182	81,045
Interface, Inc.	4,283	36,363
Kimball International, Inc., Class B	2,635	29,486
Knoll, Inc.	3,641	38,449
Matthews International Corp., Class A	2,253	46,637
McGrath RentCorp	1,790	99,810
Mobile Mini, Inc.	3,260	104,450
MSA Safety, Inc.	2,623	311,980
NL Industries, Inc.	619	1,937
PICO Holdings, Inc.*	1,335	11,187
Pitney Bowes, Inc.	12,726	30,161
Quad/Graphics, Inc.	2,387	6,803
RR Donnelley & Sons Co.	5,243	5,715
SP Plus Corp.*	1,707	34,772
Steelcase, Inc., Class A	6,546	75,803
Team, Inc.*	2,205	10,871
Tetra Tech, Inc.	4,060	320,334
UniFirst Corp.	1,125	202,275
US Ecology, Inc.	1,799	60,561
Viad Corp.	1,490	27,327
VSE Corp.	650	16,900
		3,097,420
Communications Equipment - 0.8%
Acacia Communications, Inc.*	2,818	190,215
ADTRAN, Inc.	3,515	40,071
Applied Optoelectronics, Inc.*(b)	1,414	12,486
CalAmp Corp.*	2,466	18,988
Calix, Inc.*	3,463	48,828
Cambium Networks Corp.*	410	1,796
Casa Systems, Inc.*	2,353	10,235
Clearfield, Inc.*	832	11,507
Comtech Telecommunications Corp.	1,761	31,363
DASAN Zhone Solutions, Inc.*	585	4,300
Digi International, Inc.*	2,126	23,662
Extreme Networks, Inc.*	8,664	28,591
Harmonic, Inc.*	6,607	35,612
Infinera Corp.*	13,157	65,522
Inseego Corp.*(b)	3,379	35,885
InterDigital, Inc.	2,307	126,816
KVH Industries, Inc.*	1,215	11,166
Lumentum Holdings, Inc.*	5,572	408,539
NETGEAR, Inc.*	2,213	56,940
NetScout Systems, Inc.*	5,265	144,630
Plantronics, Inc.(b)	2,512	32,731
Ribbon Communications, Inc.*	4,431	19,496
TESSCO Technologies, Inc.	490	2,607
Viavi Solutions, Inc.*	17,018	197,239
		1,559,225
Construction & Engineering - 0.7%
Aegion Corp.*	2,247	33,727
Ameresco, Inc., Class A*	1,669	35,817
Arcosa, Inc.	3,615	137,984
Argan, Inc.	1,094	40,467
Comfort Systems USA, Inc.	2,702	99,974
Concrete Pumping Holdings, Inc.*	1,968	6,553
Construction Partners, Inc., Class A*	1,388	24,568
Dycom Industries, Inc.*	2,259	95,104
EMCOR Group, Inc.	4,147	263,542
Granite Construction, Inc.	3,485	61,336
Great Lakes Dredge & Dock Corp.*	4,573	42,392
IES Holdings, Inc.*	612	14,321
MasTec, Inc.*	4,458	174,531
MYR Group, Inc.*	1,193	34,370
Northwest Pipe Co.*	705	17,688
NV5 Global, Inc.*	766	36,125
Primoris Services Corp.	3,306	55,177
Sterling Construction Co., Inc.*	1,937	17,530
Tutor Perini Corp.*	2,964	31,122
WillScot Corp.*	3,836	51,172
		1,273,500
Construction Materials - 0.1%
Forterra, Inc.*	1,378	12,154
Summit Materials, Inc., Class A*	8,447	128,310
United States Lime & Minerals, Inc.	149	11,050
US Concrete, Inc.*	1,187	24,761
		176,275
Consumer Finance - 0.4%
Curo Group Holdings Corp.	1,156	7,734
Elevate Credit, Inc.*	1,623	2,759
Encore Capital Group, Inc.*	2,295	72,912
Enova International, Inc.*	2,394	33,875
EZCORP, Inc., Class A*	3,782	19,515
FirstCash, Inc.	3,059	213,426
Green Dot Corp., Class A*	3,592	137,143
LendingClub Corp.*	4,987	26,680
Medallion Financial Corp.*	1,526	3,556
Nelnet, Inc., Class A	1,329	65,506
Oportun Financial Corp.*	538	5,192
PRA Group, Inc.*	3,343	114,063
Regional Management Corp.*	635	10,071
World Acceptance Corp.*	403	26,800
		739,232
Containers & Packaging - 0.1%
Greif, Inc., Class A	1,922	65,309
Greif, Inc., Class B	448	17,176

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Myers Industries, Inc.	2,634	35,849
UFP Technologies, Inc.*	503	22,741
		141,075
Distributors - 0.1%
Core-Mark Holding Co., Inc.	3,364	94,125
Funko, Inc., Class A*(b)	1,629	9,204
Greenlane Holdings, Inc., Class A*(b)	732	2,518
Weyco Group, Inc.	447	8,345
		114,192
Diversified Consumer Services - 0.7%
Adtalem Global Education, Inc.*	3,914	130,962
American Public Education, Inc.*	1,126	35,390
Carriage Services, Inc.	1,221	22,857
Chegg, Inc.*	8,796	537,260
Collectors Universe, Inc.	666	14,812
Houghton Mifflin Harcourt Co.*	7,717	11,807
K12, Inc.*	2,917	71,817
Laureate Education, Inc., Class A*	8,307	80,827
OneSpaWorld Holdings Ltd.	3,357	21,955
Perdoceo Education Corp.*	5,115	83,272
Regis Corp.*	1,733	18,231
Select Interior Concepts, Inc., Class A*	1,561	5,011
Strategic Education, Inc.	1,586	269,033
WW International, Inc.*	3,463	82,766
		1,386,000
Diversified Financial Services - 0.1%
Alerus Financial Corp.	222	4,025
Banco Latinoamericano de Comercio Exterior SA, Class E	2,292	27,045
Cannae Holdings, Inc.*	5,489	202,160
GWG Holdings, Inc.*(b)	215	1,701
Marlin Business Services Corp.	641	4,801
On Deck Capital, Inc.*	4,370	3,268
		243,000
Diversified Telecommunication Services - 0.5%
Anterix, Inc.*	800	42,880
ATN International, Inc.	821	48,767
Bandwidth, Inc., Class A*	1,197	132,687
Cincinnati Bell, Inc.*	3,685	54,280
Cogent Communications Holdings, Inc.	3,153	241,268
Consolidated Communications Holdings, Inc.*	5,236	31,730
IDT Corp., Class B*	1,236	7,836
Iridium Communications, Inc.*	7,378	169,694
Ooma, Inc.*	1,515	18,998
ORBCOMM, Inc.*	5,424	14,862
Vonage Holdings Corp.*	16,839	162,160
		925,162
Electric Utilities - 0.7%
ALLETE, Inc.	3,853	226,287
El Paso Electric Co.	3,016	204,997
Genie Energy Ltd., Class B	1,054	9,075
MGE Energy, Inc.	2,589	175,767
Otter Tail Corp.	2,924	125,469
PNM Resources, Inc.	5,919	241,614
Portland General Electric Co.	6,670	314,224
Spark Energy, Inc., Class A	882	7,250
		1,304,683
Electrical Equipment - 0.8%
Allied Motion Technologies, Inc.	531	19,217
American Superconductor Corp.*	1,590	11,528
Atkore International Group, Inc.*	3,526	94,638
AZZ, Inc.	1,930	61,104
Bloom Energy Corp., Class A*(b)	4,098	32,907
Encore Wire Corp.	1,512	73,014
Energous Corp.*	2,123	4,097
EnerSys	3,170	200,661
Generac Holdings, Inc.*	4,544	505,611
Plug Power, Inc.*(b)	22,167	93,323
Powell Industries, Inc.	664	17,662
Preformed Line Products Co.	228	11,316
Sunrun, Inc.*	8,405	140,364
Thermon Group Holdings, Inc.*	2,416	38,728
TPI Composites, Inc.*	2,159	44,799
Vicor Corp.*	1,324	80,738
Vivint Solar, Inc.*	3,279	24,658
		1,454,365
Electronic Equipment, Instruments & Components - 1.9%
Airgain, Inc.*	668	6,032
Akoustis Technologies, Inc.*(b)	2,241	16,561
Anixter International, Inc.*	2,263	216,592
Arlo Technologies, Inc.*	5,576	12,323
Badger Meter, Inc.	2,125	130,029
Bel Fuse, Inc., Class B	737	6,906
Belden, Inc.	2,899	98,682
Benchmark Electronics, Inc.	2,745	58,166
Coda Octopus Group, Inc.*	448	2,509
CTS Corp.	2,415	51,536
Daktronics, Inc.	2,722	11,541
ePlus, Inc.*	991	73,047
Fabrinet*	2,708	173,149
FARO Technologies, Inc.*	1,283	72,207
Fitbit, Inc., Class A*	17,184	108,947
II-VI, Inc.*	6,729	319,829
Insight Enterprises, Inc.*	2,591	132,815
Iteris, Inc.*	2,988	14,372
Itron, Inc.*	2,547	164,078
KEMET Corp.	4,229	114,310
Kimball Electronics, Inc.*	1,819	25,812
Knowles Corp.*	6,044	90,902
Methode Electronics, Inc.	2,715	85,115
MTS Systems Corp.	1,432	25,217
Napco Security Technologies, Inc.*	858	19,494
nLight, Inc.*	2,473	53,318
Novanta, Inc.*	2,510	257,802
OSI Systems, Inc.*	1,254	95,016
PAR Technology Corp.*(b)	858	21,459
PC Connection, Inc.	834	36,095
Plexus Corp.*	2,148	137,945
Rogers Corp.*	1,374	148,749
Sanmina Corp.*	5,089	135,418
ScanSource, Inc.*	1,873	46,169
Tech Data Corp.*	2,638	359,401
TTM Technologies, Inc.*	7,370	85,271
Vishay Intertechnology, Inc.	9,859	160,307
Vishay Precision Group, Inc.*	772	18,235
Wrap Technologies, Inc.*(b)	610	3,934
		3,589,290
Energy Equipment & Services - 0.4%
Archrock, Inc.	9,571	60,776
Cactus, Inc., Class A	3,498	66,742
Covia Holdings Corp.*	3,087	1,550
DMC Global, Inc.	1,052	30,035
Dril-Quip, Inc.*	2,689	81,719

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Era Group, Inc.*	1,447	7,249
Exterran Corp.*	2,154	13,829
Forum Energy Technologies, Inc.*(b)	6,145	1,782
Frank’s International NV*	7,918	17,816
FTS International, Inc.*	117	717
Geospace Technologies Corp.*	994	7,833
Helix Energy Solutions Group, Inc.*	10,539	35,411
Independence Contract Drilling, Inc.*	177	1,092
KLX Energy Services Holdings, Inc.*	1,614	2,389
Liberty Oilfield Services, Inc., Class A	3,941	20,296
Mammoth Energy Services, Inc.*	973	1,226
Matrix Service Co.*	1,949	21,478
Nabors Industries Ltd.	523	19,382
National Energy Services Reunited Corp.*	1,748	9,929
Natural Gas Services Group, Inc.*	953	5,966
NCS Multistage Holdings, Inc.*(b)	852	443
Newpark Resources, Inc.*	6,606	13,344
NexTier Oilfield Solutions, Inc.*	11,835	34,321
Nine Energy Service, Inc.*	1,178	2,391
Noble Corp. plc*	18,449	2,398
Oceaneering International, Inc.*	7,361	47,258
Oil States International, Inc.*	4,450	18,868
Pacific Drilling SA*	2,215	901
ProPetro Holding Corp.*	5,937	29,388
RigNet, Inc.*	1,074	1,053
RPC, Inc.*	4,314	13,719
SEACOR Holdings, Inc.*	1,293	34,652
SEACOR Marine Holdings, Inc.*	1,461	2,265
Seadrill Ltd.*	4,353	2,046
Select Energy Services, Inc., Class A*	4,318	25,649
Smart Sand, Inc.*	1,606	1,702
Solaris Oilfield Infrastructure, Inc., Class A	2,311	16,015
TETRA Technologies, Inc.*	9,018	2,976
Tidewater, Inc.*	2,929	13,971
US Silica Holdings, Inc.(b)	5,474	16,148
US Well Services, Inc.*	1,470	693
		687,418
Entertainment - 0.2%
AMC Entertainment Holdings, Inc., Class A(b)	3,829	19,643
Eros International plc*	5,420	17,507
Gaia, Inc.*	776	6,076
Glu Mobile, Inc.*	8,574	85,569
IMAX Corp.*	3,886	49,002
Liberty Media Corp.-Liberty Braves, Class A*	736	16,626
Liberty Media Corp.-Liberty Braves, Class C*	2,664	58,475
LiveXLive Media, Inc.*	2,480	7,093
Marcus Corp. (The)	1,661	22,390
Reading International, Inc., Class A*	1,198	4,193
		286,574
Equity Real Estate Investment Trusts (REITs) - 4.4%
Acadia Realty Trust	6,355	74,544
Agree Realty Corp.	3,082	193,457
Alexander & Baldwin, Inc.	5,097	58,157
Alexander’s, Inc.	158	41,055
American Assets Trust, Inc.	3,591	93,976
American Finance Trust, Inc.	7,924	58,004
Armada Hoffler Properties, Inc.	4,154	35,807
Ashford Hospitality Trust, Inc.	6,684	4,612
Bluerock Residential Growth REIT, Inc.	1,749	11,246
Braemar Hotels & Resorts, Inc.	2,230	7,582
BRT Apartments Corp.	732	8,257
CareTrust REIT, Inc.	7,093	132,143
CatchMark Timber Trust, Inc., Class A	3,641	28,582
CBL & Associates Properties, Inc.*	12,590	3,782
Cedar Realty Trust, Inc.	6,368	4,741
Chatham Lodging Trust	3,410	23,018
CIM Commercial Trust Corp.	881	8,722
City Office REIT, Inc.	3,968	36,823
Clipper Realty, Inc.	1,070	7,897
Community Healthcare Trust, Inc.	1,425	51,899
CoreCivic, Inc.	8,852	106,490
CorEnergy Infrastructure Trust, Inc.	957	9,567
CorePoint Lodging, Inc.	2,971	11,765
DiamondRock Hospitality Co.	14,962	89,622
Diversified Healthcare Trust	17,587	62,961
Easterly Government Properties, Inc.	5,527	138,562
EastGroup Properties, Inc.	2,854	331,778
Essential Properties Realty Trust, Inc.	6,804	92,807
Farmland Partners, Inc.(b)	2,066	14,255
First Industrial Realty Trust, Inc.	9,370	354,936
Four Corners Property Trust, Inc.	5,210	112,640
Franklin Street Properties Corp.	7,712	41,182
Front Yard Residential Corp.	3,680	27,600
GEO Group, Inc. (The)	8,842	105,927
Getty Realty Corp.	2,476	65,911
Gladstone Commercial Corp.	2,407	43,133
Gladstone Land Corp.	1,362	19,749
Global Medical REIT, Inc.	2,867	30,734
Global Net Lease, Inc.	6,690	93,861
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,704	136,463
Healthcare Realty Trust, Inc.	9,840	302,088
Hersha Hospitality Trust	2,552	12,862
Independence Realty Trust, Inc.	6,765	66,906
Industrial Logistics Properties Trust	4,802	90,038
Innovative Industrial Properties, Inc.(b)	1,210	98,881
Investors Real Estate Trust	864	61,258
iStar, Inc.	4,417	48,278
Jernigan Capital, Inc.	1,656	19,988
Kite Realty Group Trust	6,156	59,713
Lexington Realty Trust	17,963	174,600
LTC Properties, Inc.	2,925	107,669
Mack-Cali Realty Corp.	6,436	97,892
Monmouth Real Estate Investment Corp.	7,034	91,301
National Health Investors, Inc.	3,165	175,626
National Storage Affiliates Trust	4,391	131,774
New Senior Investment Group, Inc.	6,219	18,035
NexPoint Residential Trust, Inc.	1,478	47,266
Office Properties Income Trust	3,513	88,844
One Liberty Properties, Inc.	1,155	18,307

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Pebblebrook Hotel Trust	9,670	132,092
Pennsylvania REIT(b)	5,153	5,823
Physicians Realty Trust	14,023	242,177
Piedmont Office Realty Trust, Inc., Class A	9,304	155,191
PotlatchDeltic Corp.	4,885	166,041
Preferred Apartment Communities, Inc., Class A	3,401	23,773
PS Business Parks, Inc.	1,487	198,723
QTS Realty Trust, Inc., Class A	4,275	293,265
Retail Opportunity Investments Corp.	8,514	79,946
Retail Value, Inc.	1,107	12,830
Rexford Industrial Realty, Inc.	8,440	335,912
RLJ Lodging Trust	12,562	129,514
RPT Realty	5,803	33,483
Ryman Hospitality Properties, Inc.	3,640	124,415
Sabra Health Care REIT, Inc.	14,934	201,012
Safehold, Inc.	945	51,777
Saul Centers, Inc.	896	27,220
Seritage Growth Properties, Class A*(b)	2,506	19,722
STAG Industrial, Inc.	11,131	299,424
Summit Hotel Properties, Inc.	7,692	48,075
Sunstone Hotel Investors, Inc.	16,678	147,600
Tanger Factory Outlet Centers, Inc.(b)	6,702	41,217
Terreno Realty Corp.	4,898	250,729
UMH Properties, Inc.	2,692	33,596
Uniti Group, Inc.	13,774	113,636
Universal Health Realty Income Trust	953	89,001
Urban Edge Properties	8,551	83,372
Urstadt Biddle Properties, Inc., Class A	2,196	28,021
Washington Prime Group, Inc.	13,878	8,890
Washington REIT	6,114	134,080
Whitestone REIT	2,842	17,478
Xenia Hotels & Resorts, Inc.	8,413	75,717
		8,089,325
Food & Staples Retailing - 0.5%
Andersons, Inc. (The)	2,338	30,301
BJ’s Wholesale Club Holdings, Inc.*	8,288	298,368
Chefs’ Warehouse, Inc. (The)*	1,815	26,862
HF Foods Group, Inc.*(b)	1,625	11,635
Ingles Markets, Inc., Class A	1,053	44,868
Natural Grocers by Vitamin Cottage, Inc.	674	9,706
Performance Food Group Co.*	9,513	253,521
PriceSmart, Inc.	1,662	90,380
Rite Aid Corp.*(b)	4,096	53,780
SpartanNash Co.	2,673	57,229
United Natural Foods, Inc.*	3,968	77,773
Village Super Market, Inc., Class A	613	14,669
Weis Markets, Inc.	708	39,457
		1,008,549
Food Products - 1.0%
Alico, Inc.	385	12,355
B&G Foods, Inc.(b)	4,713	109,436
Bridgford Foods Corp.*	130	2,049
Calavo Growers, Inc.	1,203	70,387
Cal-Maine Foods, Inc.*	2,341	104,315
Darling Ingredients, Inc.*	12,202	284,429
Farmer Bros Co.*	794	6,122
Fresh Del Monte Produce, Inc.	2,279	56,724
Freshpet, Inc.*	2,564	197,889
Hostess Brands, Inc.*	8,850	106,864
J&J Snack Foods Corp.	1,118	143,808
John B Sanfilippo & Son, Inc.	641	55,728
Lancaster Colony Corp.	1,404	215,458
Landec Corp.*	1,930	20,593
Limoneira Co.	1,155	15,431
Sanderson Farms, Inc.	1,479	195,258
Seneca Foods Corp., Class A*	488	17,797
Simply Good Foods Co. (The)*	6,135	104,479
Tootsie Roll Industries, Inc.	1,244	44,307
		1,763,429
Gas Utilities - 0.9%
Chesapeake Utilities Corp.	1,186	107,143
New Jersey Resources Corp.	7,083	248,755
Northwest Natural Holding Co.	2,247	144,055
ONE Gas, Inc.	3,882	325,972
RGC Resources, Inc.	558	14,731
South Jersey Industries, Inc.	6,881	195,145
Southwest Gas Holdings, Inc.	4,035	306,458
Spire, Inc.	3,696	269,513
		1,611,772
Health Care Equipment & Supplies - 3.3%
Accelerate Diagnostics, Inc.*(b)	2,013	16,809
Accuray, Inc.*	6,630	13,923
Alphatec Holdings, Inc.*	2,878	12,807
AngioDynamics, Inc.*	2,752	28,098
Antares Pharma, Inc.*	12,095	34,713
Apyx Medical Corp.*	2,506	11,127
AtriCure, Inc.*	2,829	135,254
Atrion Corp.	107	68,693
Avanos Medical, Inc.*	3,515	102,146
Axogen, Inc.*	2,522	24,463
Axonics Modulation Technologies, Inc.*(b)	1,379	50,568
BioLife Solutions, Inc.*	547	8,998
BioSig Technologies, Inc.*	1,219	11,434
Cardiovascular Systems, Inc.*	2,564	99,278
Cerus Corp.*	11,663	72,544
Conformis, Inc.*	4,802	4,748
CONMED Corp.	2,023	148,508
CryoLife, Inc.*	2,708	61,553
CryoPort, Inc.*(b)	2,341	57,518
Cutera, Inc.*	1,043	13,851
CytoSorbents Corp.*	2,273	23,207
ElectroCore, Inc.*(b)	961	893
GenMark Diagnostics, Inc.*	4,142	39,308
Glaukos Corp.*	2,891	112,691
Globus Medical, Inc., Class A*	5,648	308,663
Haemonetics Corp.*	3,752	411,519
Heska Corp.*	519	45,636
Inogen, Inc.*	1,355	51,490
Integer Holdings Corp.*	2,408	190,665
IntriCon Corp.*	614	8,682
Invacare Corp.	2,498	15,388
iRadimed Corp.*	339	7,882
iRhythm Technologies, Inc.*	1,985	246,755
Lantheus Holdings, Inc.*	2,868	39,378
LeMaitre Vascular, Inc.	1,223	32,886
LivaNova plc*	3,612	193,206
Meridian Bioscience, Inc.*	3,150	48,699
Merit Medical Systems, Inc.*	3,983	179,195

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Mesa Laboratories, Inc.	298	78,747
Misonix, Inc.*	683	9,514
Natus Medical, Inc.*	2,505	53,607
Neogen Corp.*	3,853	274,411
Neuronetics, Inc.*	988	1,808
Nevro Corp.*	2,221	278,958
Novocure Ltd.*	6,483	437,149
NuVasive, Inc.*	3,858	233,795
OraSure Technologies, Inc.*	4,581	66,608
Orthofix Medical, Inc.*	1,341	45,701
OrthoPediatrics Corp.*	746	34,413
Quidel Corp.*	2,663	466,025
Rockwell Medical, Inc.*(b)	4,894	10,473
RTI Surgical Holdings, Inc.*	4,226	11,495
SeaSpine Holdings Corp.*	1,614	17,189
Senseonics Holdings, Inc.*	9,094	4,244
Shockwave Medical, Inc.*	1,900	83,619
SI-BONE, Inc.*	1,423	24,888
Sientra, Inc.*	2,868	11,128
Silk Road Medical, Inc.*	1,198	45,847
Soliton, Inc.*(b)	414	4,111
STAAR Surgical Co.*	3,311	128,467
Surmodics, Inc.*	968	35,797
Tactile Systems Technology, Inc.*	1,370	66,377
Tandem Diabetes Care, Inc.*	4,181	347,650
TransEnterix, Inc.*	1,763	746
TransMedics Group, Inc.*	1,062	14,029
Utah Medical Products, Inc.	258	25,666
Vapotherm, Inc.*	1,115	29,692
Varex Imaging Corp.*	2,797	52,472
ViewRay, Inc.*(b)	7,914	13,849
Wright Medical Group NV*	9,372	276,943
Zynex, Inc.*(b)	1,198	23,241
		6,141,835
Health Care Providers & Services - 1.7%
1Life Healthcare, Inc.*	1,447	46,738
Addus HomeCare Corp.*	929	91,934
Amedisys, Inc.*	2,336	448,629
American Renal Associates Holdings, Inc.*	1,364	8,443
AMN Healthcare Services, Inc.*	3,421	151,756
Apollo Medical Holdings, Inc.*	628	11,863
Avalon GloboCare Corp.*(b)	1,604	2,550
BioTelemetry, Inc.*	2,467	116,393
Brookdale Senior Living, Inc.*	13,712	50,186
Catasys, Inc.*(b)	535	10,598
Community Health Systems, Inc.*	6,401	20,163
CorVel Corp.*	658	44,672
Cross Country Healthcare, Inc.*	2,652	16,098
Ensign Group, Inc. (The)	3,769	164,781
Enzo Biochem, Inc.*	3,312	9,439
Exagen, Inc.*(b)	247	2,863
Genesis Healthcare, Inc.*	6,219	5,361
Hanger, Inc.*	2,692	49,425
HealthEquity, Inc.*	5,137	318,340
Joint Corp. (The)*	969	14,642
LHC Group, Inc.*	2,256	366,623
Magellan Health, Inc.*	1,654	124,033
National HealthCare Corp.	907	60,832
National Research Corp.	892	50,594
Option Care Health, Inc.*	2,263	34,398
Owens & Minor, Inc.	4,580	36,319
Patterson Cos., Inc.	6,217	122,413
Pennant Group, Inc. (The)*	1,857	47,335
PetIQ, Inc.*(b)	1,466	44,977
Progyny, Inc.*(b)	881	21,990
Providence Service Corp. (The)*	865	69,632
R1 RCM, Inc.*	7,678	81,464
RadNet, Inc.*	3,156	53,778
Select Medical Holdings Corp.*	8,173	131,912
Surgery Partners, Inc.*	1,826	24,477
Tenet Healthcare Corp.*	7,642	166,290
Tivity Health, Inc.*(b)	3,526	37,552
Triple-S Management Corp., Class B*	1,701	33,850
US Physical Therapy, Inc.	933	69,173
		3,162,516
Health Care Technology - 1.3%
Allscripts Healthcare Solutions, Inc.*	12,009	75,897
Castlight Health, Inc., Class B*	7,568	5,961
Computer Programs and Systems, Inc.	946	20,926
Evolent Health, Inc., Class A*	5,502	48,858
Health Catalyst, Inc.*	1,415	38,403
HealthStream, Inc.*	1,929	43,943
HMS Holdings Corp.*	6,526	203,872
Inovalon Holdings, Inc., Class A*	5,405	101,722
Inspire Medical Systems, Inc.*	1,001	81,622
Livongo Health, Inc.*	3,823	229,112
NextGen Healthcare, Inc.*	4,048	41,775
Omnicell, Inc.*	3,077	205,882
OptimizeRx Corp.*	1,023	11,621
Phreesia, Inc.*	2,022	59,285
Schrodinger, Inc.*	1,032	70,640
Simulations Plus, Inc.	887	44,944
Tabula Rasa HealthCare, Inc.*(b)	1,451	77,527
Teladoc Health, Inc.*	5,364	933,658
Vocera Communications, Inc.*	2,312	45,385
		2,341,033
Hotels, Restaurants & Leisure - 1.7%
BBX Capital Corp.	4,772	8,542
Biglari Holdings, Inc., Class B*	70	4,262
BJ’s Restaurants, Inc.	1,417	30,777
Bloomin’ Brands, Inc.	6,496	74,119
Bluegreen Vacations Corp.	532	2,320
Boyd Gaming Corp.	5,986	127,981
Brinker International, Inc.	2,775	73,121
Carrols Restaurant Group, Inc.*	2,587	11,098
Century Casinos, Inc.*	2,025	11,077
Cheesecake Factory, Inc. (The)	3,090	66,373
Churchill Downs, Inc.	2,611	346,401
Chuy’s Holdings, Inc.*	1,231	19,684
Cracker Barrel Old Country Store, Inc.	1,789	191,656
Dave & Buster’s Entertainment, Inc.	2,296	30,284
Del Taco Restaurants, Inc.*	2,144	13,078
Denny’s Corp.*	4,303	46,666
Dine Brands Global, Inc.	1,187	53,878
Drive Shack, Inc.*	4,485	7,983
El Pollo Loco Holdings, Inc.*	1,453	20,153
Eldorado Resorts, Inc.*(b)	4,908	174,038
Everi Holdings, Inc.*	5,966	37,049
Fiesta Restaurant Group, Inc.*	1,738	14,304
Golden Entertainment, Inc.*	1,264	15,414
Inspired Entertainment, Inc.*	658	1,770
J Alexander’s Holdings, Inc.*	971	4,117
Jack in the Box, Inc.	1,722	115,408

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Kura Sushi USA, Inc., Class A*(b)	252	3,677
Lindblad Expeditions Holdings, Inc.*	1,703	13,369
Marriott Vacations Worldwide Corp.	3,077	276,408
Monarch Casino & Resort, Inc.*	839	33,677
Nathan’s Famous, Inc.	217	12,159
Noodles & Co.*	2,125	12,453
Papa John’s International, Inc.	1,644	128,051
Penn National Gaming, Inc.*	9,329	306,085
PlayAGS, Inc.*	1,997	10,404
Potbelly Corp.*	1,548	3,251
RCI Hospitality Holdings, Inc.	639	9,259
Red Lion Hotels Corp.*	1,788	3,147
Red Robin Gourmet Burgers, Inc.*(b)	963	13,347
Red Rock Resorts, Inc., Class A	5,200	71,760
Ruth’s Hospitality Group, Inc.	2,054	16,658
Scientific Games Corp.*	4,162	65,468
SeaWorld Entertainment, Inc.*	3,503	63,264
Shake Shack, Inc., Class A*	2,155	119,710
Target Hospitality Corp.*	2,418	5,755
Texas Roadhouse, Inc.	4,921	255,154
Twin River Worldwide Holdings, Inc.	1,296	27,099
Wingstop, Inc.	2,178	265,607
		3,217,315
Household Durables - 1.4%
Bassett Furniture Industries, Inc.	714	4,570
Beazer Homes USA, Inc.*	2,167	21,280
Casper Sleep, Inc.*(b)	501	3,537
Cavco Industries, Inc.*	640	121,722
Century Communities, Inc.*	2,123	62,713
Ethan Allen Interiors, Inc.	1,745	19,718
Flexsteel Industries, Inc.	565	5,610
GoPro, Inc., Class A*(b)	9,458	44,547
Green Brick Partners, Inc.*	1,806	19,324
Hamilton Beach Brands Holding Co., Class A	480	4,584
Helen of Troy Ltd.*	1,864	339,099
Hooker Furniture Corp.	867	14,132
Installed Building Products, Inc.*	1,682	108,119
iRobot Corp.*(b)	2,064	152,158
KB Home	6,445	213,201
La-Z-Boy, Inc.	3,332	85,699
Legacy Housing Corp.*	430	5,594
LGI Homes, Inc.*	1,492	124,463
Lifetime Brands, Inc.	884	5,030
Lovesac Co. (The)*(b)	666	12,194
M/I Homes, Inc.*	2,014	67,429
MDC Holdings, Inc.	3,752	127,530
Meritage Homes Corp.*	2,692	187,094
Purple Innovation, Inc.*	618	8,862
Skyline Champion Corp.*	3,739	92,877
Sonos, Inc.*	5,967	64,802
Taylor Morrison Home Corp., Class A*	9,708	187,656
TopBuild Corp.*	2,487	285,234
TRI Pointe Group, Inc.*	10,282	147,238
Tupperware Brands Corp.	3,642	11,764
Universal Electronics, Inc.*	1,009	45,647
ZAGG, Inc.*	2,073	6,188
		2,599,615
Household Products - 0.2%
Central Garden & Pet Co.*	734	26,930
Central Garden & Pet Co., Class A*	3,003	102,883
Oil-Dri Corp. of America	391	13,853
WD-40 Co.	1,023	196,263
		339,929
Independent Power and Renewable Electricity Producers - 0.3%
Atlantic Power Corp.*	7,919	16,630
Clearway Energy, Inc., Class A	2,593	52,612
Clearway Energy, Inc., Class C	5,884	128,918
Ormat Technologies, Inc.	2,949	214,717
Sunnova Energy International, Inc.*	2,360	35,400
TerraForm Power, Inc., Class A	5,920	108,810
		557,087
Industrial Conglomerates - 0.0%(c)
Raven Industries, Inc.	2,654	56,928

Insurance - 1.6%
Ambac Financial Group, Inc.*	3,356	45,038
American Equity Investment Life Holding Co.	6,697	145,258
AMERISAFE, Inc.	1,421	87,221
Argo Group International Holdings Ltd.	2,426	74,454
Benefytt Technologies, Inc.*(b)	724	14,212
BRP Group, Inc., Class A*	1,312	16,269
Citizens, Inc.*(b)	3,675	22,344
CNO Financial Group, Inc.	11,012	158,022
Crawford & Co., Class A	1,209	7,278
Donegal Group, Inc., Class A	766	10,916
eHealth, Inc.*	1,694	220,931
Employers Holdings, Inc.	2,346	70,122
Enstar Group Ltd.*	852	121,325
FBL Financial Group, Inc., Class A	720	25,711
FedNat Holding Co.	857	10,447
Genworth Financial, Inc., Class A*	37,601	114,683
Global Indemnity Ltd.	618	14,993
Goosehead Insurance, Inc., Class A*	849	50,898
Greenlight Capital Re Ltd., Class A*	2,164	15,667
Hallmark Financial Services, Inc.*	961	2,239
HCI Group, Inc.	455	20,407
Heritage Insurance Holdings, Inc.	1,947	24,415
Horace Mann Educators Corp.	3,073	112,226
Independence Holding Co.	369	10,719
Investors Title Co.	104	13,114
James River Group Holdings Ltd.	2,196	84,919
Kinsale Capital Group, Inc.	1,520	226,966
MBIA, Inc.*	5,589	39,570
National General Holdings Corp.	5,016	101,825
National Western Life Group, Inc., Class A	169	33,112
NI Holdings, Inc.*	713	10,688
Palomar Holdings, Inc.*	1,378	102,551
ProAssurance Corp.	3,955	54,579
ProSight Global, Inc.*	659	5,839
Protective Insurance Corp., Class B	674	9,315
RLI Corp.	2,967	234,274
Safety Insurance Group, Inc.	1,095	83,483
Selective Insurance Group, Inc.	4,358	228,577
State Auto Financial Corp.	1,279	25,503

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Stewart Information Services Corp.	1,743	53,719
Third Point Reinsurance Ltd.*	5,491	40,524
Tiptree, Inc.	1,855	11,316
Trupanion, Inc.*(b)	2,145	64,607
United Fire Group, Inc.	1,571	42,150
United Insurance Holdings Corp.	1,520	11,917
Universal Insurance Holdings, Inc.	2,208	39,435
Watford Holdings Ltd.*	1,316	19,437
		2,933,215
Interactive Media & Services - 0.2%
Cargurus, Inc.*	5,575	144,839
Cars.com, Inc.*	4,983	30,745
DHI Group, Inc.*	3,718	9,927
Eventbrite, Inc., Class A*	2,715	23,403
EverQuote, Inc., Class A*	655	35,318
Liberty TripAdvisor Holdings, Inc., Class A*	5,316	12,626
Meet Group, Inc. (The)*	5,136	31,740
QuinStreet, Inc.*	3,429	34,770
Travelzoo*	391	2,393
TrueCar, Inc.*	7,810	21,087
Yelp, Inc.*	5,092	110,700
		457,548
Internet & Direct Marketing Retail - 0.4%
1-800-Flowers.com, Inc., Class A*	1,836	40,649
Duluth Holdings, Inc., Class B*(b)	796	3,614
Groupon, Inc.*	33,384	42,565
Lands’ End, Inc.*	784	4,923
Leaf Group Ltd.*	1,308	3,571
Liquidity Services, Inc.*	1,986	11,340
PetMed Express, Inc.	1,454	52,489
Quotient Technology, Inc.*	5,573	38,788
RealReal, Inc. (The)*	3,858	51,736
Rubicon Project, Inc. (The)*	7,263	45,539
Shutterstock, Inc.	1,418	53,771
Stamps.com, Inc.*	1,235	244,715
Stitch Fix, Inc., Class A*(b)	3,077	71,140
Waitr Holdings, Inc.*(b)	4,391	10,846
		675,686
IT Services - 1.6%
Brightcove, Inc.*	2,903	23,311
Cardtronics plc, Class A*	2,696	65,216
Cass Information Systems, Inc.	1,047	42,236
Conduent, Inc.*	12,855	30,723
CSG Systems International, Inc.	2,443	115,676
Endurance International Group Holdings, Inc.*	5,378	19,253
EVERTEC, Inc.	4,503	131,127
Evo Payments, Inc., Class A*	2,968	65,712
Exela Technologies, Inc.*(b)	3,327	1,081
ExlService Holdings, Inc.*	2,491	152,374
GTT Communications, Inc.*(b)	2,504	20,007
Hackett Group, Inc. (The)	1,796	24,767
I3 Verticals, Inc., Class A*	1,090	31,457
Information Services Group, Inc.*	2,659	4,574
International Money Express, Inc.*	1,339	14,769
KBR, Inc.	10,531	246,952
Limelight Networks, Inc.*	8,624	42,603
LiveRamp Holdings, Inc.*	4,979	251,091
ManTech International Corp., Class A	2,000	155,480
MAXIMUS, Inc.	4,727	340,439
NIC, Inc.	4,876	117,317
Paysign, Inc.*	2,237	16,151
Perficient, Inc.*	2,361	80,368
Perspecta, Inc.	10,392	230,391
PRGX Global, Inc.*	1,536	6,052
Priority Technology Holdings, Inc.*	481	899
Science Applications International Corp.	4,312	379,629
StarTek, Inc.*	1,233	5,191
Sykes Enterprises, Inc.*	2,851	77,718
TTEC Holdings, Inc.	1,284	54,390
Tucows, Inc., Class A*(b)	700	42,049
Unisys Corp.*	3,784	42,986
Verra Mobility Corp.*	9,494	103,580
Virtusa Corp.*	2,129	64,019
		2,999,588
Leisure Products - 0.4%
Acushnet Holdings Corp.	2,615	87,393
American Outdoor Brands Corp.*	4,037	47,717
Callaway Golf Co.	6,943	106,367
Clarus Corp.	1,745	18,323
Escalade, Inc.	817	8,235
Johnson Outdoors, Inc., Class A	398	30,889
Malibu Boats, Inc., Class A*	1,532	72,203
Marine Products Corp.	548	6,165
MasterCraft Boat Holdings, Inc.*	1,370	20,358
Sturm Ruger & Co., Inc.	1,243	77,489
Vista Outdoor, Inc.*	4,296	41,714
YETI Holdings, Inc.*	5,199	166,888
		683,741
Life Sciences Tools & Services - 0.8%
ChromaDex Corp.*	3,049	14,666
Codexis, Inc.*	3,928	48,786
Fluidigm Corp.*	5,137	22,397
Luminex Corp.	3,140	97,842
Medpace Holdings, Inc.*	2,063	191,488
NanoString Technologies, Inc.*	2,557	78,065
NeoGenomics, Inc.*	7,089	189,206
Pacific Biosciences of California, Inc.*	10,577	37,231
Personalis, Inc.*	1,404	16,623
Quanterix Corp.*	998	27,535
Repligen Corp.*	3,889	509,342
Syneos Health, Inc.*	4,631	282,445
		1,515,626
Machinery - 2.5%
Alamo Group, Inc.	726	75,010
Albany International Corp., Class A	2,275	137,183
Altra Industrial Motion Corp.	4,768	147,808
Astec Industries, Inc.	1,657	70,389
Barnes Group, Inc.	3,501	132,268
Blue Bird Corp.*	1,143	16,402
Briggs & Stratton Corp.	3,057	5,013
Chart Industries, Inc.*	2,676	105,033
CIRCOR International, Inc.*	1,450	23,316
Columbus McKinnon Corp.	1,711	52,032
Commercial Vehicle Group, Inc.*	2,255	5,705
Douglas Dynamics, Inc.	1,664	60,803
Eastern Co. (The)	403	7,540
Energy Recovery, Inc.*	2,799	21,510
Enerpac Tool Group Corp.	4,084	73,104
EnPro Industries, Inc.	1,528	68,882
ESCO Technologies, Inc.	1,898	156,794

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Evoqua Water Technologies Corp.*	5,641	106,107
Federal Signal Corp.	4,438	129,323
Franklin Electric Co., Inc.	3,433	174,122
Gencor Industries, Inc.*	675	8,039
Gorman-Rupp Co. (The)	1,309	40,134
Graham Corp.	713	8,157
Greenbrier Cos., Inc. (The)	2,382	50,546
Helios Technologies, Inc.	2,170	77,621
Hillenbrand, Inc.	5,418	139,459
Hurco Cos., Inc.	479	14,974
Hyster-Yale Materials Handling, Inc.	751	27,494
John Bean Technologies Corp.	2,318	190,424
Kadant, Inc.	815	78,916
Kennametal, Inc.	6,101	169,242
LB Foster Co., Class A*	741	9,055
Lindsay Corp.	803	75,418
Luxfer Holdings plc	2,037	28,498
Lydall, Inc.*	1,267	13,709
Manitowoc Co., Inc. (The)*	2,607	24,375
Mayville Engineering Co., Inc.*	469	2,870
Meritor, Inc.*	5,276	107,525
Miller Industries, Inc.	821	24,326
Mueller Industries, Inc.	4,121	110,360
Mueller Water Products, Inc., Class A	11,661	108,914
Navistar International Corp.*	3,684	92,616
NN, Inc.	3,100	13,857
Omega Flex, Inc.	215	21,994
Park-Ohio Holdings Corp.	641	9,352
Proto Labs, Inc.*	2,004	253,205
RBC Bearings, Inc.*	1,801	253,311
REV Group, Inc.	2,018	12,310
Rexnord Corp.	7,905	237,940
Spartan Motors, Inc.	2,512	42,905
SPX Corp.*	3,245	129,735
SPX FLOW, Inc.*	3,112	107,613
Standex International Corp.	915	48,413
Tennant Co.	1,337	85,488
Terex Corp.	4,708	74,010
Titan International, Inc.	3,723	4,579
TriMas Corp.*	3,325	78,636
Twin Disc, Inc.*	778	4,271
Wabash National Corp.	3,914	37,379
Watts Water Technologies, Inc., Class A	2,049	170,395
Welbilt, Inc.*	9,648	58,660
		4,615,069
Marine - 0.1%
Costamare, Inc.	3,837	17,650
Eagle Bulk Shipping, Inc.*	3,255	5,761
Genco Shipping & Trading Ltd.	1,126	5,315
Matson, Inc.	3,157	90,195
Safe Bulkers, Inc.*	3,778	3,854
Scorpio Bulkers, Inc.	405	7,051
		129,826
Media - 0.5%
Boston Omaha Corp., Class A*	786	12,828
Cardlytics, Inc.*	1,060	72,175
Central European Media Enterprises Ltd., Class A*	6,583	26,332
Clear Channel Outdoor Holdings, Inc.*	3,627	3,503
comScore, Inc.*	3,636	13,690
Cumulus Media, Inc., Class A*	1,069	5,527
Daily Journal Corp.*(b)	84	23,528
Emerald Holding, Inc.	1,833	4,069
Entercom Communications Corp., Class A	8,852	14,783
Entravision Communications Corp., Class A	4,441	6,662
EW Scripps Co. (The), Class A	4,096	35,512
Fluent, Inc.*	3,165	6,314
Gannett Co., Inc.	8,717	11,419
Gray Television, Inc.*	6,781	94,527
Hemisphere Media Group, Inc.*	1,288	12,622
Lee Enterprises, Inc.*	3,975	4,412
Liberty Latin America Ltd., Class A*	3,429	34,187
Liberty Latin America Ltd., Class C*	8,439	81,014
Loral Space & Communications, Inc.	957	18,020
Marchex, Inc., Class B*	2,682	4,157
MDC Partners, Inc., Class A*	4,168	5,481
Meredith Corp.	2,958	44,193
MSG Networks, Inc., Class A*	3,191	39,505
National CineMedia, Inc.	4,633	12,741
Saga Communications, Inc., Class A	281	7,466
Scholastic Corp.	2,199	64,651
TechTarget, Inc.*	1,712	47,063
TEGNA, Inc.	16,153	189,313
Tribune Publishing Co.	1,301	12,360
WideOpenWest, Inc.*	1,831	11,920
		919,974
Metals & Mining - 0.8%
Allegheny Technologies, Inc.*	9,346	81,123
Carpenter Technology Corp.	3,499	81,772
Century Aluminum Co.*	3,732	22,243
Cleveland-Cliffs, Inc.(b)	29,327	153,087
Coeur Mining, Inc.*	17,696	101,752
Commercial Metals Co.	8,760	150,321
Compass Minerals International, Inc.	2,534	122,088
Contura Energy, Inc.*	1,347	5,172
Gold Resource Corp.	4,488	17,503
Haynes International, Inc.	920	21,004
Hecla Mining Co.	38,509	127,850
Kaiser Aluminum Corp.	1,165	83,589
Materion Corp.	1,508	79,170
Novagold Resources, Inc.*	17,194	164,375
Olympic Steel, Inc.	684	7,544
Ramaco Resources, Inc.*(b)	611	1,656
Ryerson Holding Corp.*	1,201	5,993
Schnitzer Steel Industries, Inc., Class A	1,939	30,442
SunCoke Energy, Inc.	5,263	17,947
Synalloy Corp.*	617	5,763
TimkenSteel Corp.*	2,990	10,465
Warrior Met Coal, Inc.	3,846	54,152
Worthington Industries, Inc.	2,871	85,900
		1,430,911
Mortgage Real Estate Investment Trusts (REITs) - 0.5%
AG Mortgage Investment Trust, Inc.	2,412	5,934
Anworth Mortgage Asset Corp.	7,253	10,589

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Apollo Commercial Real Estate Finance, Inc.	11,464	94,349
Ares Commercial Real Estate Corp.	2,320	17,284
Arlington Asset Investment Corp., Class A	2,680	6,432
ARMOUR Residential REIT, Inc.	4,379	34,288
Blackstone Mortgage Trust, Inc., Class A	9,532	224,860
Capstead Mortgage Corp.	6,947	35,152
Cherry Hill Mortgage Investment Corp.	1,182	10,201
Colony Credit Real Estate, Inc.	6,011	29,754
Dynex Capital, Inc.(b)	1,661	21,360
Ellington Financial, Inc.	2,961	30,202
Exantas Capital Corp.	2,264	4,528
Granite Point Mortgage Trust, Inc.	4,028	19,818
Great Ajax Corp.	1,281	10,504
Invesco Mortgage Capital, Inc.(b)	12,329	34,151
KKR Real Estate Finance Trust, Inc.	1,875	30,356
Ladder Capital Corp.	7,668	60,961
New York Mortgage Trust, Inc.	27,940	58,115
Orchid Island Capital, Inc.	4,815	20,079
PennyMac Mortgage Investment Trust	7,342	80,835
Ready Capital Corp.	2,778	16,307
Redwood Trust, Inc.	8,310	44,458
TPG RE Finance Trust, Inc.	3,683	27,291
Western Asset Mortgage Capital Corp.	3,860	7,643
		935,451
Multiline Retail - 0.1%
Big Lots, Inc.	2,892	112,065
Dillard’s, Inc., Class A(b)	732	21,967
		134,032
Multi-Utilities - 0.4%
Avista Corp.	4,946	193,735
Black Hills Corp.	4,536	279,917
NorthWestern Corp.	3,762	226,171
Unitil Corp.	1,084	52,216
		752,039
Oil, Gas & Consumable Fuels - 1.0%
Abraxas Petroleum Corp.*(b)	11,838	2,299
Altus Midstream Co.*	3,738	2,579
Amplify Energy Corp.	976	1,074
Arch Resources, Inc.	1,120	36,915
Ardmore Shipping Corp.	2,481	14,489
Berry Corp.	4,623	19,601
Bonanza Creek Energy, Inc.*	1,405	23,744
Brigham Minerals, Inc., Class A	2,096	27,772
California Resources Corp.*(b)	3,602	4,791
Callon Petroleum Co.*	28,346	18,955
Chaparral Energy, Inc., Class A*	2,334	1,164
Clean Energy Fuels Corp.*	9,978	20,854
CNX Resources Corp.*	13,849	141,121
Comstock Resources, Inc.*	1,150	6,164
CONSOL Energy, Inc.*	1,914	13,034
CVR Energy, Inc.	2,195	44,778
Delek US Holdings, Inc.	5,500	108,183
Denbury Resources, Inc.*	35,787	7,623
DHT Holdings, Inc.	8,219	48,821
Diamond S Shipping, Inc.*	2,006	21,966
Dorian LPG Ltd.*	2,015	16,563
Earthstone Energy, Inc., Class A*(b)	1,468	4,375
Energy Fuels, Inc.*	7,268	12,501
Evolution Petroleum Corp.	2,018	4,924
Extraction Oil & Gas, Inc.*(b)	6,284	1,822
Falcon Minerals Corp.	2,875	7,159
GasLog Ltd.	3,007	10,314
Golar LNG Ltd.	7,002	55,526
Goodrich Petroleum Corp.*	675	5,427
Green Plains, Inc.*(b)	2,536	21,683
Gulfport Energy Corp.*	11,883	17,943
Hallador Energy Co.	1,519	1,069
HighPoint Resources Corp.*	8,344	2,003
International Seaways, Inc.	1,874	42,502
Laredo Petroleum, Inc.*	13,399	11,369
Magnolia Oil & Gas Corp., Class A*	7,508	41,669
Matador Resources Co.*(b)	8,250	64,680
Montage Resources Corp.*(b)	1,590	9,731
NACCO Industries, Inc., Class A	274	7,201
NextDecade Corp.*	927	1,400
Nordic American Tankers Ltd.	10,349	47,295
Northern Oil and Gas, Inc.*	22,027	17,166
Oasis Petroleum, Inc.*	23,316	10,739
Overseas Shipholding Group, Inc., Class A*	4,804	10,617
Panhandle Oil and Gas, Inc., Class A	1,140	4,765
Par Pacific Holdings, Inc.*	2,631	24,442
PDC Energy, Inc.*	7,422	90,400
Peabody Energy Corp.	4,756	14,981
Penn Virginia Corp.*	1,027	9,017
PrimeEnergy Resources Corp.*	37	2,811
QEP Resources, Inc.	17,286	14,755
Renewable Energy Group, Inc.*	2,739	77,925
REX American Resources Corp.*	417	24,457
Ring Energy, Inc.*(b)	4,469	5,318
Rosehill Resources, Inc.*	783	263
SandRidge Energy, Inc.*	2,286	3,612
Scorpio Tankers, Inc.	3,276	58,116
SFL Corp. Ltd.	6,040	59,917
SilverBow Resources, Inc.*	527	1,992
SM Energy Co.	8,324	29,300
Southwestern Energy Co.*	40,384	121,556
Talos Energy, Inc.*	1,497	18,189
Teekay Corp.*	5,100	14,943
Teekay Tankers Ltd., Class A*	1,760	30,589
Tellurian, Inc.*(b)	7,017	7,016
Uranium Energy Corp.*(b)	13,468	14,141
W&T Offshore, Inc.*(b)	6,992	18,249
Whiting Petroleum Corp.*(b)	6,756	4,729
World Fuel Services Corp.	4,792	122,100
		1,765,188
Paper & Forest Products - 0.3%
Boise Cascade Co.	2,885	98,176
Clearwater Paper Corp.*	1,187	34,387
Louisiana-Pacific Corp.	8,376	197,757
Neenah, Inc.	1,244	62,897
PH Glatfelter Co.	3,236	49,867
Schweitzer-Mauduit International, Inc.	2,294	69,715
Verso Corp., Class A*	2,589	37,230
		550,029

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Personal Products - 0.3%
BellRing Brands, Inc., Class A*	2,954	59,316
Edgewell Personal Care Co.*	4,017	122,197
elf Beauty, Inc.*	1,948	33,389
Inter Parfums, Inc.	1,311	60,844
Lifevantage Corp.*	1,043	15,968
Medifast, Inc.(b)	824	84,328
Nature’s Sunshine Products, Inc.*	656	6,363
Revlon, Inc., Class A*(b)	513	5,253
USANA Health Sciences, Inc.*	933	79,044
Youngevity International, Inc.*	635	1,067
		467,769
Pharmaceuticals - 1.5%
AcelRx Pharmaceuticals, Inc.*(b)	5,887	8,183
Acer Therapeutics, Inc.*	378	1,160
Aclaris Therapeutics, Inc.*(b)	2,291	3,230
Aerie Pharmaceuticals, Inc.*	3,156	44,279
AMAG Pharmaceuticals, Inc.*(b)	2,466	19,013
Amneal Pharmaceuticals, Inc.*	8,782	42,768
Amphastar Pharmaceuticals, Inc.*	2,671	49,787
ANI Pharmaceuticals, Inc.*	679	21,090
Arvinas, Inc.*	1,579	52,533
Assertio Holdings, Inc.*	4,859	4,794
Axsome Therapeutics, Inc.*	2,005	154,345
Baudax Bio, Inc.*	605	2,571
BioDelivery Sciences International, Inc.*	6,152	29,407
Cara Therapeutics, Inc.*	2,958	46,943
cbdMD, Inc.*(b)	2,346	3,449
Cerecor, Inc.*	1,692	5,465
Chiasma, Inc.*	2,545	15,906
Collegium Pharmaceutical, Inc.*	2,386	52,611
Corcept Therapeutics, Inc.*	7,112	107,676
CorMedix, Inc.*(b)	1,886	8,336
Cymabay Therapeutics, Inc.*	5,116	18,955
Eloxx Pharmaceuticals, Inc.*	1,869	6,336
Endo International plc*	16,675	64,366
Evofem Biosciences, Inc.*(b)	2,023	11,046
Evolus, Inc.*(b)	1,377	6,293
EyePoint Pharmaceuticals, Inc.*	4,727	4,065
Fulcrum Therapeutics, Inc.*	956	19,034
Innoviva, Inc.*	4,767	66,595
Intersect ENT, Inc.*	2,281	25,433
Intra-Cellular Therapies, Inc.*	3,916	81,766
Kala Pharmaceuticals, Inc.*(b)	1,777	21,875
Kaleido Biosciences, Inc.*(b)	850	6,137
Lannett Co., Inc.*	2,414	18,467
Liquidia Technologies, Inc.*	1,016	9,388
Mallinckrodt plc*(b)	6,241	17,600
Marinus Pharmaceuticals, Inc.*	6,179	15,695
Menlo Therapeutics, Inc.*	3,400	8,126
MyoKardia, Inc.*	3,685	376,939
NGM Biopharmaceuticals, Inc.*	1,820	35,909
Ocular Therapeutix, Inc.*(b)	3,194	22,486
Odonate Therapeutics, Inc.*	717	23,424
Omeros Corp.*	3,834	57,050
Optinose, Inc.*(b)	2,063	8,912
Osmotica Pharmaceuticals plc*	661	3,946
Pacira BioSciences, Inc.*	3,050	134,048
Paratek Pharmaceuticals, Inc.*(b)	2,440	10,834
Phathom Pharmaceuticals, Inc.*	800	33,824
Phibro Animal Health Corp., Class A	1,516	39,719
Prestige Consumer Healthcare, Inc.*	3,746	158,081
Reata Pharmaceuticals, Inc., Class A*	1,689	245,445
Recro Pharma, Inc.*	1,381	6,242
resTORbio, Inc.*	1,144	2,482
Revance Therapeutics, Inc.*	3,858	80,632
Satsuma Pharmaceuticals, Inc.*	333	8,725
SIGA Technologies, Inc.*	4,101	24,565
Strongbridge Biopharma plc*	2,734	9,350
Supernus Pharmaceuticals, Inc.*	3,679	88,737
TherapeuticsMD, Inc.*(b)	16,504	18,650
Theravance Biopharma, Inc.*	3,658	92,365
Tricida, Inc.*	1,628	43,728
Verrica Pharmaceuticals, Inc.*	956	10,975
WaVe Life Sciences Ltd.*	1,730	17,611
Xeris Pharmaceuticals, Inc.*	2,671	13,729
Zogenix, Inc.*	3,195	93,070
Zynerba Pharmaceuticals, Inc.*(b)	1,728	9,089
		2,745,290
Professional Services - 1.0%
Acacia Research Corp.*	3,672	9,511
ASGN, Inc.*	3,796	233,796
Barrett Business Services, Inc.	535	27,125
BG Staffing, Inc.	738	7,705
CBIZ, Inc.*	3,811	86,319
CRA International, Inc.	559	22,578
Exponent, Inc.	3,844	285,379
Forrester Research, Inc.*	794	24,932
Franklin Covey Co.*	724	15,421
FTI Consulting, Inc.*	2,768	333,433
GP Strategies Corp.*	946	7,426
Heidrick & Struggles International, Inc.	1,398	31,008
Huron Consulting Group, Inc.*	1,658	76,699
ICF International, Inc.	1,342	88,008
InnerWorkings, Inc.*	3,267	3,888
Insperity, Inc.	2,747	142,404
Kelly Services, Inc., Class A	2,456	36,815
Kforce, Inc.	1,492	45,058
Korn Ferry	4,094	123,884
Mistras Group, Inc.*	1,338	5,406
Resources Connection, Inc.	2,274	24,991
TriNet Group, Inc.*	3,262	175,267
TrueBlue, Inc.*	2,871	44,386
Upwork, Inc.*	4,304	53,542
Willdan Group, Inc.*	741	18,117
		1,923,098
Real Estate Management & Development - 0.4%
Altisource Portfolio Solutions SA*	421	5,991
American Realty Investors, Inc.*	186	1,397
CTO Realty Growth, Inc.	363	15,166
Cushman & Wakefield plc*	8,370	85,793
eXp World Holdings, Inc.*(b)	1,537	16,431
Forestar Group, Inc.*	1,235	18,735
FRP Holdings, Inc.*	515	20,368
Griffin Industrial Realty, Inc.	71	2,868
Kennedy-Wilson Holdings, Inc.	9,117	127,820
Marcus & Millichap, Inc.*	1,706	47,034
Maui Land & Pineapple Co., Inc.*	501	5,266
Newmark Group, Inc., Class A	10,526	44,736
Rafael Holdings, Inc., Class B*	801	13,849
RE/MAX Holdings, Inc., Class A	1,331	37,255
Realogy Holdings Corp.	8,452	51,219

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Redfin Corp.*	6,672	200,093
RMR Group, Inc. (The), Class A	1,123	30,276
St Joe Co. (The)*	2,480	47,740
Stratus Properties, Inc.*	439	7,445
Tejon Ranch Co.*	1,560	22,370
Transcontinental Realty Investors, Inc.*	80	1,616
		803,468
Road & Rail - 0.4%
ArcBest Corp.	1,898	42,496
Avis Budget Group, Inc.*(b)	4,283	92,213
Covenant Transportation Group, Inc., Class A*	937	11,806
Daseke, Inc.*	3,395	9,387
Heartland Express, Inc.	3,418	74,854
Marten Transport Ltd.	2,921	74,748
PAM Transportation Services, Inc.*	142	4,956
Saia, Inc.*	1,927	208,964
Universal Logistics Holdings, Inc.	590	8,768
US Xpress Enterprises, Inc., Class A*	1,622	8,272
Werner Enterprises, Inc.	3,376	156,039
YRC Worldwide, Inc.*	2,468	3,653
		696,156
Semiconductors & Semiconductor Equipment - 2.6%
Adesto Technologies Corp.*	2,013	24,297
Advanced Energy Industries, Inc.*	2,834	189,396
Alpha & Omega Semiconductor Ltd.*	1,515	15,938
Ambarella, Inc.*	2,406	136,516
Amkor Technology, Inc.*	7,334	77,594
Axcelis Technologies, Inc.*	2,404	64,547
AXT, Inc.*	2,867	15,166
Brooks Automation, Inc.	5,384	215,199
Cabot Microelectronics Corp.	2,154	312,028
CEVA, Inc.*	1,612	55,566
Cirrus Logic, Inc.*	4,328	313,694
Cohu, Inc.	2,991	45,045
Diodes, Inc.*	3,091	150,346
DSP Group, Inc.*	1,635	29,463
Enphase Energy, Inc.*	6,844	398,252
FormFactor, Inc.*	5,604	141,053
GSI Technology, Inc.*	1,193	8,983
Ichor Holdings Ltd.*	1,651	37,560
Impinj, Inc.*	1,248	32,261
Inphi Corp.*	3,339	419,612
Lattice Semiconductor Corp.*	9,389	233,504
MACOM Technology Solutions Holdings, Inc.*	3,413	108,363
MaxLinear, Inc.*	4,908	85,007
NeoPhotonics Corp.*	2,925	25,360
NVE Corp.	356	21,549
Onto Innovation, Inc.*	3,575	111,111
PDF Solutions, Inc.*	2,101	35,843
Photronics, Inc.*	4,709	56,461
Power Integrations, Inc.	2,105	228,077
Rambus, Inc.*	8,223	127,785
Semtech Corp.*	4,903	260,742
Silicon Laboratories, Inc.*	3,198	299,525
SiTime Corp.*	367	10,940
SMART Global Holdings, Inc.*	1,006	26,941
SunPower Corp.*	5,500	39,710
Synaptics, Inc.*	2,545	162,167
Ultra Clean Holdings, Inc.*	2,936	60,863
Veeco Instruments, Inc.*	3,587	42,111
Xperi Corp.	7,871	108,226
		4,726,801
Software - 3.8%
8x8, Inc.*	7,187	104,499
A10 Networks, Inc.*	3,705	25,194
ACI Worldwide, Inc.*	8,529	235,230
Agilysys, Inc.*	1,531	29,441
Alarm.com Holdings, Inc.*	3,160	149,436
Altair Engineering, Inc., Class A*	2,958	115,628
American Software, Inc., Class A	2,213	43,043
Appfolio, Inc., Class A*	1,173	185,932
Appian Corp.*(b)	2,530	144,109
Avaya Holdings Corp.*	7,092	103,543
Benefitfocus, Inc.*	2,197	27,968
Blackbaud, Inc.	3,616	211,934
Blackline, Inc.*	3,218	239,097
Bottomline Technologies DE, Inc.*	3,223	163,084
Box, Inc., Class A*	10,871	217,203
ChannelAdvisor Corp.*	1,982	27,649
Cloudera, Inc.*	18,365	188,241
CommVault Systems, Inc.*	3,102	125,507
Cornerstone OnDemand, Inc.*	4,233	163,605
Digimarc Corp.*	871	14,973
Digital Turbine, Inc.*	5,866	37,660
Domo, Inc., Class B*	1,326	33,574
Ebix, Inc.	1,727	38,702
eGain Corp.*	1,534	15,969
Envestnet, Inc.*	3,587	260,452
Everbridge, Inc.*	2,465	360,531
Five9, Inc.*	4,454	464,107
ForeScout Technologies, Inc.*	3,211	75,748
GTY Technology Holdings, Inc.*	2,913	10,924
Ideanomics, Inc.*	7,527	2,964
Intelligent Systems Corp.*	507	16,239
J2 Global, Inc.*	3,463	271,153
LivePerson, Inc.*	4,647	174,030
Majesco*	562	3,951
MicroStrategy, Inc., Class A*	605	75,310
Mitek Systems, Inc.*	2,954	27,561
MobileIron, Inc.*	7,320	33,086
Model N, Inc.*	2,476	79,529
OneSpan, Inc.*	2,424	49,256
Pareteum Corp.*	9,502	4,144
Phunware, Inc.*	2,348	3,029
Ping Identity Holding Corp.*	1,025	29,018
Progress Software Corp.	3,350	135,340
PROS Holdings, Inc.*	2,477	96,479
Q2 Holdings, Inc.*	3,527	291,401
QAD, Inc., Class A	851	38,865
Qualys, Inc.*	2,506	288,992
Rapid7, Inc.*	3,675	179,671
Rimini Street, Inc.*	1,516	6,989
Rosetta Stone, Inc.*	1,542	28,650
Sailpoint Technologies Holdings, Inc.*	6,363	145,267
SecureWorks Corp., Class A*	609	8,197
SharpSpring, Inc.*(b)	817	8,088
ShotSpotter, Inc.*	597	13,880
Sprout Social, Inc., Class A*	713	19,643
SPS Commerce, Inc.*	2,601	177,284
SVMK, Inc.*	6,456	130,088
Synchronoss Technologies, Inc.*	2,872	7,826
Telenav, Inc.*	2,506	12,405

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Tenable Holdings, Inc.*	2,805	87,712
Upland Software, Inc.*	1,699	58,700
Varonis Systems, Inc.*	2,232	188,359
Verint Systems, Inc.*	4,918	228,048
VirnetX Holding Corp.(b)	4,557	30,304
Workiva, Inc.*	2,729	121,550
Yext, Inc.*	7,149	112,883
Zix Corp.*	3,964	26,638
Zuora, Inc., Class A*	6,569	78,894
		7,104,406
Specialty Retail - 1.5%
Aaron’s, Inc.	5,020	185,288
Abercrombie & Fitch Co., Class A	4,661	54,161
American Eagle Outfitters, Inc.	11,682	107,007
America’s Car-Mart, Inc.*	459	36,523
Asbury Automotive Group, Inc.*	1,434	103,650
Ascena Retail Group, Inc.*	582	972
At Home Group, Inc.*(b)	3,540	16,780
Barnes & Noble Education, Inc.*	3,090	4,790
Bed Bath & Beyond, Inc.(b)	9,010	65,503
Boot Barn Holdings, Inc.*	2,113	45,387
Buckle, Inc. (The)	2,146	30,216
Caleres, Inc.	2,928	20,994
Camping World Holdings, Inc., Class A(b)	2,446	51,806
Cato Corp. (The), Class A	1,648	15,986
Chico’s FAS, Inc.	8,669	11,703
Children’s Place, Inc. (The)(b)	1,087	45,263
Citi Trends, Inc.	809	13,138
Conn’s, Inc.*	1,342	9,689
Container Store Group, Inc. (The)*(b)	1,179	3,360
Designer Brands, Inc., Class A	4,571	28,020
Express, Inc.*	4,649	9,112
GameStop Corp., Class A*(b)	4,875	19,793
Genesco, Inc.*	1,054	19,488
GNC Holdings, Inc., Class A*	6,072	4,581
Group 1 Automotive, Inc.	1,312	82,577
Guess?, Inc.	3,413	32,662
Haverty Furniture Cos., Inc.	1,321	22,853
Hibbett Sports, Inc.*	1,292	24,961
Hudson Ltd., Class A*	2,946	14,848
J Jill, Inc.*(b)	1,248	765
Lithia Motors, Inc., Class A	1,666	200,903
Lumber Liquidators Holdings, Inc.*(b)	2,112	20,993
MarineMax, Inc.*	1,565	29,782
Michaels Cos., Inc. (The)*(b)	5,854	22,596
Monro, Inc.	2,424	133,562
Murphy USA, Inc.*	2,164	251,240
National Vision Holdings, Inc.*	5,829	156,101
Office Depot, Inc.	40,646	100,396
OneWater Marine, Inc., Class A*	342	5,045
Party City Holdco, Inc.*(b)	4,007	5,169
Rent-A-Center, Inc.	3,678	93,642
RH*	1,255	272,197
RTW Retailwinds, Inc.*	2,251	1,013
Sally Beauty Holdings, Inc.*	8,683	113,226
Shoe Carnival, Inc.	675	17,543
Signet Jewelers Ltd.	3,848	40,596
Sleep Number Corp.*	2,084	64,958
Sonic Automotive, Inc., Class A	1,809	47,541
Sportsman’s Warehouse Holdings, Inc.*	3,177	35,487
Tailored Brands, Inc.(b)	3,561	4,594
Tilly’s, Inc., Class A	1,634	8,366
Winmark Corp.	182	26,184
Zumiez, Inc.*	1,484	36,165
		2,769,175
Technology Hardware, Storage & Peripherals - 0.1%
3D Systems Corp.*	8,544	62,969
AstroNova, Inc.	517	3,324
Avid Technology, Inc.*	2,104	14,854
Diebold Nixdorf, Inc.*	5,705	27,327
Immersion Corp.*	2,313	15,624
Sonim Technologies, Inc.*	736	611
Stratasys Ltd.*	3,812	68,083
		192,792
Textiles, Apparel & Luxury Goods - 0.5%
Crocs, Inc.*	5,127	146,888
Culp, Inc.	820	6,322
Deckers Outdoor Corp.*	2,088	381,123
Delta Apparel, Inc.*	459	5,650
Fossil Group, Inc.*	3,477	10,605
G-III Apparel Group Ltd.*	3,236	33,428
Kontoor Brands, Inc.(b)	3,287	48,056
Movado Group, Inc.	1,169	12,274
Oxford Industries, Inc.	1,235	52,636
Rocky Brands, Inc.	517	10,723
Steven Madden Ltd.	6,211	146,083
Superior Group of Cos., Inc.	794	7,948
Unifi, Inc.*	1,072	14,719
Vera Bradley, Inc.*	1,481	7,775
Vince Holding Corp.*	230	1,435
Wolverine World Wide, Inc.	5,936	124,300
		1,009,965
Thrifts & Mortgage Finance - 1.1%
Axos Financial, Inc.*	4,283	93,369
Bridgewater Bancshares, Inc.*	1,662	17,318
Capitol Federal Financial, Inc.	9,811	115,034
Columbia Financial, Inc.*	3,872	54,595
ESSA Bancorp, Inc.	700	10,045
Essent Group Ltd.	7,157	236,539
Federal Agricultural Mortgage Corp., Class C	668	42,839
First Defiance Financial Corp.	2,720	45,179
Flagstar Bancorp, Inc.	2,579	75,565
FS Bancorp, Inc.	297	12,545
Greene County Bancorp, Inc.	244	5,375
Hingham Institution For Savings (The)	103	16,907
Home Bancorp, Inc.	560	13,306
HomeStreet, Inc.	1,622	38,636
Kearny Financial Corp.	5,760	49,363
Luther Burbank Corp.	1,479	15,204
Merchants Bancorp	640	10,931
Meridian Bancorp, Inc.	3,546	40,850
Meta Financial Group, Inc.	2,490	45,119
MMA Capital Holdings, Inc.*	358	8,936
Mr Cooper Group, Inc.*	5,649	62,986
NMI Holdings, Inc., Class A*	4,901	75,304
Northfield Bancorp, Inc.	3,242	35,435
Northwest Bancshares, Inc.	8,434	84,003
Ocwen Financial Corp.*	10,000	7,392
OP Bancorp	977	6,194
PCSB Financial Corp.	1,149	15,351
PDL Community Bancorp*	621	5,552

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
PennyMac Financial Services, Inc.	1,856	62,325
Pioneer Bancorp, Inc.*	819	7,821
Provident Bancorp, Inc.	643	5,478
Provident Financial Holdings, Inc.	435	5,598
Provident Financial Services, Inc.	4,520	58,896
Prudential Bancorp, Inc.	651	7,955
Radian Group, Inc.	15,035	238,756
Riverview Bancorp, Inc.	1,588	7,940
Southern Missouri Bancorp, Inc.	578	14,057
Sterling Bancorp, Inc.	1,219	3,474
Territorial Bancorp, Inc.	579	14,724
Timberland Bancorp, Inc.	554	9,955
TrustCo Bank Corp.	7,029	44,283
Velocity Financial, Inc.*	542	2,108
Walker & Dunlop, Inc.	2,057	83,309
Washington Federal, Inc.	5,730	148,178
Waterstone Financial, Inc.	1,750	26,075
Western New England Bancorp, Inc.	1,766	9,325
WSFS Financial Corp.	3,752	103,818
		2,093,947
Tobacco - 0.1%
22nd Century Group, Inc.*	8,594	7,118
Pyxus International, Inc.*	632	1,776
Turning Point Brands, Inc.(b)	615	14,754
Universal Corp.	1,796	79,132
Vector Group Ltd.	8,243	94,217
		196,997
Trading Companies & Distributors - 0.9%
Applied Industrial Technologies, Inc.	2,849	165,242
Beacon Roofing Supply, Inc.*	4,055	99,834
BlueLinx Holdings, Inc.*	663	4,575
BMC Stock Holdings, Inc.*	4,978	130,274
CAI International, Inc.*	1,221	22,967
DXP Enterprises, Inc.*	1,208	21,297
EVI Industries, Inc.*(b)	342	6,724
Foundation Building Materials, Inc.*	1,511	20,127
GATX Corp.	2,602	163,249
General Finance Corp.*	861	5,106
GMS, Inc.*	2,998	61,429
H&E Equipment Services, Inc.	2,358	40,416
Herc Holdings, Inc.*	1,791	51,043
Kaman Corp.	2,056	82,240
Lawson Products, Inc.*	310	9,629
MRC Global, Inc.*	5,845	34,602
NOW, Inc.*	8,046	59,943
Rush Enterprises, Inc., Class A	2,029	84,447
Rush Enterprises, Inc., Class B	335	12,264
SiteOne Landscape Supply, Inc.*	3,036	322,757
Systemax, Inc.	919	19,290
Textainer Group Holdings Ltd.*	3,871	31,665
Titan Machinery, Inc.*	1,415	14,815
Transcat, Inc.*	517	12,946
Triton International Ltd.	4,019	122,579
Veritiv Corp.*	962	11,987
Willis Lease Finance Corp.*	215	4,532
		1,615,979
Water Utilities - 0.4%
American States Water Co.	2,723	223,313
Artesian Resources Corp., Class A	596	20,926
Cadiz, Inc.*	978	10,826
California Water Service Group	3,570	167,790
Consolidated Water Co. Ltd.	1,073	15,913
Global Water Resources, Inc.	914	9,825
Middlesex Water Co.	1,260	85,504
Pure Cycle Corp.*	1,438	14,610
SJW Group	1,955	122,852
York Water Co. (The)	957	42,491
		714,050
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc.*	3,230	44,251
Gogo, Inc.*(b)	4,159	8,651
Shenandoah Telecommunications Co.	3,570	187,817
Spok Holdings, Inc.	1,304	13,392
		254,111
TOTAL COMMON STOCKS (Cost $131,124,784)		130,152,339

	Number of Rights

RIGHTS - 0.0%

Biotechnology - 0.0%
Oncternal Therapeutics, Inc., CVR*(d)(e)	23	—
Tobira Therapeutics, Inc., CVR*(d)(e)	218	—
		—
Pharmaceuticals - 0.0%
Omthera Pharmaceuticals, Inc., CVR*(d)(e)	363	—
TOTAL RIGHTS (Cost $—)		—

Shares

SECURITIES LENDING REINVESTMENTS(f) - 1.3%

INVESTMENT COMPANIES - 1.3%
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $2,356,302)	2,356,302	2,356,302

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 20.2%

REPURCHASE AGREEMENTS(g) - 20.2%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $37,433,366 (Cost $37,433,210)	37,433,210	37,433,210

Total Investments - 91.9% (Cost $170,914,296)		169,941,851
Other Assets Less Liabilities - 8.1%		15,013,757
Net Assets - 100.0%		184,955,608

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $13,010,328.
(b)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $2,931,611, collateralized in the form of cash with a value of $2,402,544 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $632,104 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% — 8.75%, and maturity dates ranging from August 15, 2020 — November 15, 2048; a total value of $3,034,648.

(c)	Represents less than 0.05% of net assets.
(d)

Security fair valued as of May 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2020 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(e)	Illiquid security.
(f)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $2,356,302.
(g)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR	Contingent Value Rights - No defined expiration

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$17,939,514
Aggregate gross unrealized depreciation	(36,309,087)
Net unrealized depreciation	$(18,369,573)
Federal income tax cost	$188,522,276

See accompanying notes to the financial statements.

Futures Contracts Purchased

UltraPro Russell2000 had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	195	6/19/2020	USD	$13,563,225	$2,097,884

Swap Agreements(a)

UltraPro Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date(b)	Counterparty	Rate Paid (Received)(c)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(d) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(e) ($)
7,766,515	12/7/2020	Bank of America NA	(0.28)%	Russell 2000® Index	(1,292,661)	—	1,292,661	—
56,241,150	11/6/2020	BNP Paribas SA	0.12%	Russell 2000® Index	3,853,083	(3,853,083)	—	—
18,899,000	1/20/2021	Citibank NA	0.24%	Russell 2000® Index	1,664,004	—	(1,664,004)	—
81,215,376	11/8/2021	Credit Suisse International	0.37%	Russell 2000® Index	(1,539,259)	—	1,539,259	—
21,477,974	12/7/2020	Goldman Sachs International	0.34%	Russell 2000® Index	97,436	(97,436)	—	—
1,720,245	1/6/2021	Morgan Stanley & Co. International plc	(0.14)%	Russell 2000® Index	(5,209,292)	—	5,209,292	—
163,710,481	1/6/2021	Societe Generale	0.42%	Russell 2000® Index	663,429	(663,429)	—	—
60,146,578	11/6/2020	UBS AG	0.22%	Russell 2000® Index	(123,772)	116,235	7,537	—

411,177,319					(1,887,032)
				Total Unrealized Appreciation	6,277,952
				Total Unrealized Depreciation	(8,164,984)

(a)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(b)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(c)

Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(d)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(e)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD	U.S. Dollar

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2020

Investments	Shares	Value ($)

COMMON STOCKS(a) - 64.3%

Aerospace & Defense - 1.1%
Boeing Co. (The)	18,672	2,723,311
General Dynamics Corp.	8,186	1,201,951
Howmet Aerospace, Inc.	13,528	176,946
Huntington Ingalls Industries, Inc.	1,424	284,643
L3Harris Technologies, Inc.	7,724	1,540,552
Lockheed Martin Corp.	8,670	3,367,775
Northrop Grumman Corp.	5,479	1,836,561
Raytheon Technologies Corp.	51,250	3,306,650
Textron, Inc.	7,969	246,800
TransDigm Group, Inc.	1,739	738,762
		15,423,951
Air Freight & Logistics - 0.3%
CH Robinson Worldwide, Inc.	4,725	383,339
Expeditors International of Washington, Inc.	5,952	454,554
FedEx Corp.	8,381	1,094,224
United Parcel Service, Inc., Class B	24,473	2,440,203
		4,372,320
Airlines - 0.1%
Alaska Air Group, Inc.	4,303	147,120
American Airlines Group, Inc.(b)	13,613	142,936
Delta Air Lines, Inc.	20,101	506,746
Southwest Airlines Co.	18,395	590,480
United Airlines Holdings, Inc.*(b)	8,705	244,088
		1,631,370
Auto Components - 0.1%
Aptiv plc	8,910	671,368
BorgWarner, Inc.	7,213	231,898
		903,266
Automobiles - 0.1%
Ford Motor Co.	136,002	776,571
General Motors Co.	43,910	1,136,391
Harley-Davidson, Inc.	5,385	114,916
		2,027,878
Banks - 2.5%
Bank of America Corp.	282,682	6,818,290
Citigroup, Inc.	76,245	3,652,898
Citizens Financial Group, Inc.	15,185	365,958
Comerica, Inc.	5,040	183,204
Fifth Third Bancorp	24,786	480,601
First Republic Bank	5,888	636,905
Huntington Bancshares, Inc.	36,072	320,680
JPMorgan Chase & Co.	109,534	10,658,754
KeyCorp	34,400	407,640
M&T Bank Corp.	4,614	487,515
People’s United Financial, Inc.	15,513	177,624
PNC Financial Services Group, Inc. (The)	15,302	1,745,040
Regions Financial Corp.	33,686	380,989
SVB Financial Group*	1,799	386,335
Truist Financial Corp.	46,838	1,722,702
US Bancorp	49,640	1,765,198
Wells Fargo & Co.	134,392	3,557,356
Zions Bancorp NA	5,957	196,015
		33,943,704
Beverages - 1.1%
Brown-Forman Corp., Class B	6,368	419,842
Coca-Cola Co. (The)	134,676	6,286,676
Constellation Brands, Inc., Class A	5,845	1,009,431
Molson Coors Beverage Co., Class B	6,559	248,980
Monster Beverage Corp.*	13,337	959,064
PepsiCo, Inc.	48,700	6,406,485
		15,330,478
Biotechnology - 1.6%
AbbVie, Inc.	61,574	5,706,062
Alexion Pharmaceuticals, Inc.*	7,731	926,947
Amgen, Inc.	20,753	4,766,964
Biogen, Inc.*	6,297	1,933,746
Gilead Sciences, Inc.	44,188	3,439,152
Incyte Corp.*	6,241	636,020
Regeneron Pharmaceuticals, Inc.*	3,518	2,155,866
Vertex Pharmaceuticals, Inc.*	8,985	2,587,321
		22,152,078
Building Products - 0.3%
Allegion plc	3,240	323,028
AO Smith Corp.	4,785	227,287
Carrier Global Corp.*	28,335	580,017
Fortune Brands Home & Security, Inc.	4,857	296,083
Johnson Controls International plc	26,943	846,280
Masco Corp.	9,924	462,955
Trane Technologies plc	8,366	754,697
		3,490,347
Capital Markets - 1.7%
Ameriprise Financial, Inc.	4,422	619,389
Bank of New York Mellon Corp. (The)	29,306	1,089,304
BlackRock, Inc.	5,323	2,813,951
Cboe Global Markets, Inc.	3,873	412,319
Charles Schwab Corp. (The)	39,929	1,433,850
CME Group, Inc.	12,518	2,285,787
E*TRADE Financial Corp.	7,890	359,311
Franklin Resources, Inc.	9,737	183,737
Goldman Sachs Group, Inc. (The)	7,498	1,473,282
Intercontinental Exchange, Inc.	19,449	1,891,415
Invesco Ltd.	13,002	103,626
MarketAxess Holdings, Inc.	1,324	673,373
Moody’s Corp.	5,670	1,516,215
Morgan Stanley	40,671	1,797,658
MSCI, Inc.	2,961	973,725
Nasdaq, Inc.	4,004	474,314
Northern Trust Corp.	7,399	584,595
Raymond James Financial, Inc.	4,313	298,805
S&P Global, Inc.	8,534	2,773,721
State Street Corp.	12,698	774,070
T. Rowe Price Group, Inc.	8,164	987,028
		23,519,475
Chemicals - 1.2%
Air Products and Chemicals, Inc.	7,702	1,861,188
Albemarle Corp.	3,706	283,583
Celanese Corp.	4,225	379,870
CF Industries Holdings, Inc.	7,589	222,889
Corteva, Inc.	26,139	713,856
Dow, Inc.	25,893	999,470
DuPont de Nemours, Inc.	25,868	1,312,284
Eastman Chemical Co.	4,750	323,380
Ecolab, Inc.	8,758	1,861,776
FMC Corp.	4,523	445,108
International Flavors & Fragrances, Inc.	3,735	497,465
Linde plc	18,760	3,795,898

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
LyondellBasell Industries NV, Class A	8,971	571,991
Mosaic Co. (The)	12,211	147,631
PPG Industries, Inc.	8,257	839,489
Sherwin-Williams Co. (The)	2,875	1,707,319
		15,963,197
Commercial Services & Supplies - 0.3%
Cintas Corp.	2,932	727,019
Copart, Inc.*	7,139	638,155
Republic Services, Inc.	7,357	628,729
Rollins, Inc.	4,915	205,447
Waste Management, Inc.	13,629	1,454,896
		3,654,246
Communications Equipment - 0.7%
Arista Networks, Inc.*	1,889	441,006
Cisco Systems, Inc.	148,165	7,085,250
F5 Networks, Inc.*	2,125	307,955
Juniper Networks, Inc.	11,693	283,672
Motorola Solutions, Inc.	5,987	810,221
		8,928,104
Construction & Engineering - 0.0%(c)
Jacobs Engineering Group, Inc.	4,734	397,751
Quanta Services, Inc.	4,965	183,357
		581,108
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	2,182	419,140
Vulcan Materials Co.	4,627	501,197
		920,337
Consumer Finance - 0.3%
American Express Co.	23,436	2,228,061
Capital One Financial Corp.	16,261	1,106,398
Discover Financial Services	10,947	520,092
Synchrony Financial	19,708	401,452
		4,256,003
Containers & Packaging - 0.2%
Amcor plc	56,581	577,692
Avery Dennison Corp.	2,920	323,156
Ball Corp.	11,423	814,003
International Paper Co.	13,693	466,247
Packaging Corp. of America	3,311	335,768
Sealed Air Corp.	5,392	173,083
Westrock Co.	9,011	252,849
		2,942,798
Distributors - 0.1%
Genuine Parts Co.	5,079	423,639
LKQ Corp.*	10,704	293,932
		717,571
Diversified Consumer Services - 0.0%(c)
H&R Block, Inc.	6,823	115,991

Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B*	68,295	12,674,186

Diversified Telecommunication Services - 1.2%
AT&T, Inc.	255,126	7,873,188
CenturyLink, Inc.	34,270	336,874
Verizon Communications, Inc.	144,441	8,288,025
		16,498,087
Electric Utilities - 1.3%
Alliant Energy Corp.	8,392	414,229
American Electric Power Co., Inc.	17,253	1,470,818
Duke Energy Corp.	25,464	2,180,482
Edison International	12,524	727,770
Entergy Corp.	6,953	707,955
Evergy, Inc.	7,957	490,867
Eversource Energy	11,309	946,563
Exelon Corp.	33,952	1,300,701
FirstEnergy Corp.	18,866	797,277
NextEra Energy, Inc.	17,068	4,361,898
NRG Energy, Inc.	8,786	316,735
Pinnacle West Capital Corp.	3,925	305,758
PPL Corp.	26,817	749,267
Southern Co. (The)	36,626	2,090,246
Xcel Energy, Inc.	18,314	1,190,960
		18,051,526
Electrical Equipment - 0.3%
AMETEK, Inc.	7,980	731,846
Eaton Corp. plc	14,436	1,225,616
Emerson Electric Co.	21,277	1,298,323
Rockwell Automation, Inc.	4,033	871,773
		4,127,558
Electronic Equipment, Instruments & Components - 0.3%
Amphenol Corp., Class A	10,357	1,000,072
CDW Corp.	5,020	556,768
Corning, Inc.	26,861	612,162
FLIR Systems, Inc.	4,688	216,585
IPG Photonics Corp.*	1,244	193,318
Keysight Technologies, Inc.*	6,551	708,360
TE Connectivity Ltd.	11,685	949,406
Zebra Technologies Corp., Class A*	1,878	490,759
		4,727,430
Energy Equipment & Services - 0.1%
Baker Hughes Co.	22,695	374,694
Halliburton Co.	30,653	360,173
National Oilwell Varco, Inc.	13,477	168,058
Schlumberger Ltd.	48,351	893,043
TechnipFMC plc	14,682	108,647
		1,904,615
Entertainment - 1.3%
Activision Blizzard, Inc.	26,832	1,931,367
Electronic Arts, Inc.*	10,193	1,252,516
Live Nation Entertainment, Inc.*	4,919	241,818
Netflix, Inc.*	15,304	6,423,548
Take-Two Interactive Software, Inc.*	3,951	538,008
Walt Disney Co. (The)	62,951	7,384,152
		17,771,409
Equity Real Estate Investment Trusts (REITs) - 1.8%
Alexandria Real Estate Equities, Inc.	4,284	658,537
American Tower Corp.	15,471	3,994,148
Apartment Investment and Management Co., Class A	5,200	191,724
AvalonBay Communities, Inc.	4,874	760,393
Boston Properties, Inc.	5,024	431,964
Crown Castle International Corp.	14,516	2,499,075
Digital Realty Trust, Inc.	9,180	1,317,881
Duke Realty Corp.	12,834	442,516
Equinix, Inc.	3,078	2,147,305
Equity Residential	12,192	738,348
Essex Property Trust, Inc.	2,303	559,099
Extra Space Storage, Inc.	4,519	437,213
Federal Realty Investment Trust	2,458	196,419
Healthpeak Properties, Inc.	17,291	426,050
Host Hotels & Resorts, Inc.	25,050	299,097

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Iron Mountain, Inc.	10,027	258,296
Kimco Realty Corp.	14,749	163,861
Mid-America Apartment Communities, Inc.	3,981	463,229
Prologis, Inc.	25,782	2,359,053
Public Storage	5,245	1,063,371
Realty Income Corp.	11,971	662,116
Regency Centers Corp.	5,847	250,193
SBA Communications Corp.	3,932	1,235,159
Simon Property Group, Inc.	10,722	618,659
SL Green Realty Corp.	2,853	120,168
UDR, Inc.	10,237	378,564
Ventas, Inc.	13,020	455,049
Vornado Realty Trust	5,536	200,459
Welltower, Inc.	14,172	718,095
Weyerhaeuser Co.	26,027	525,485
		24,571,526
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	15,422	4,757,224
Kroger Co. (The)	28,007	913,588
Sysco Corp.	17,821	983,007
Walgreens Boots Alliance, Inc.	26,184	1,124,341
Walmart, Inc.	49,545	6,146,553
		13,924,713
Food Products - 0.7%
Archer-Daniels-Midland Co.	19,443	764,304
Campbell Soup Co.	5,902	300,884
Conagra Brands, Inc.	16,996	591,291
General Mills, Inc.	21,112	1,330,900
Hershey Co. (The)	5,181	702,958
Hormel Foods Corp.	9,708	474,042
JM Smucker Co. (The)	3,981	453,555
Kellogg Co.	8,696	567,936
Kraft Heinz Co. (The)	21,752	662,783
Lamb Weston Holdings, Inc.	5,105	306,606
McCormick & Co., Inc. (Non-Voting)	4,317	756,166
Mondelez International, Inc., Class A	50,288	2,621,011
Tyson Foods, Inc., Class A	10,313	633,631
		10,166,067
Gas Utilities - 0.0%(c)
Atmos Energy Corp.	4,174	429,004

Health Care Equipment & Supplies - 2.5%
Abbott Laboratories	61,713	5,857,798
ABIOMED, Inc.*	1,582	354,210
Align Technology, Inc.*	2,508	616,015
Baxter International, Inc.	17,832	1,605,058
Becton Dickinson and Co.	10,290	2,540,910
Boston Scientific Corp.*	48,680	1,849,353
Cooper Cos., Inc. (The)	1,732	549,009
Danaher Corp.	21,980	3,662,088
DENTSPLY SIRONA, Inc.	7,769	361,414
DexCom, Inc.*	3,180	1,203,026
Edwards Lifesciences Corp.*	7,287	1,637,535
Hologic, Inc.*	9,367	496,451
IDEXX Laboratories, Inc.*	2,997	925,713
Intuitive Surgical, Inc.*	4,034	2,339,841
Medtronic plc	46,815	4,615,023
ResMed, Inc.	5,024	807,960
STERIS plc	2,964	491,698
Stryker Corp.	11,247	2,201,375
Teleflex, Inc.	1,621	588,196
Varian Medical Systems, Inc.*	3,170	384,806
West Pharmaceutical Services, Inc.	2,581	557,599
Zimmer Biomet Holdings, Inc.	7,186	907,879
		34,552,957
Health Care Providers & Services - 1.9%
AmerisourceBergen Corp.	5,249	500,440
Anthem, Inc.	8,852	2,603,462
Cardinal Health, Inc.	10,210	558,385
Centene Corp.*	20,383	1,350,374
Cigna Corp.	13,043	2,573,645
CVS Health Corp.	45,433	2,979,042
DaVita, Inc.*	3,129	253,324
HCA Healthcare, Inc.	9,234	987,115
Henry Schein, Inc.*	5,128	311,372
Humana, Inc.	4,630	1,901,309
Laboratory Corp. of America Holdings*	3,394	595,036
McKesson Corp.	5,641	895,057
Quest Diagnostics, Inc.	4,707	556,744
UnitedHealth Group, Inc.	33,085	10,085,962
Universal Health Services, Inc., Class B	2,801	295,365
		26,446,632
Health Care Technology - 0.1%
Cerner Corp.	10,967	799,494

Hotels, Restaurants & Leisure - 1.0%
Carnival Corp.(b)	16,251	255,791
Chipotle Mexican Grill, Inc.*	892	895,488
Darden Restaurants, Inc.	4,550	349,713
Domino’s Pizza, Inc.	1,349	520,498
Hilton Worldwide Holdings, Inc.	9,855	781,600
Las Vegas Sands Corp.	11,798	565,596
Marriott International, Inc., Class A	9,480	838,980
McDonald’s Corp.	26,298	4,899,843
MGM Resorts International	17,971	308,742
Norwegian Cruise Line Holdings Ltd.*(b)	8,707	136,352
Royal Caribbean Cruises Ltd.	6,007	311,583
Starbucks Corp.	41,246	3,216,775
Wynn Resorts Ltd.	3,378	281,320
Yum! Brands, Inc.	10,560	947,549
		14,309,830
Household Durables - 0.2%
DR Horton, Inc.	11,714	647,784
Garmin Ltd.	5,051	455,449
Leggett & Platt, Inc.	4,602	140,775
Lennar Corp., Class A	9,768	590,573
Mohawk Industries, Inc.*	2,079	193,763
Newell Brands, Inc.	13,309	175,013
NVR, Inc.*	117	376,929
PulteGroup, Inc.	8,892	302,061
Whirlpool Corp.	2,206	268,735
		3,151,082
Household Products - 1.1%
Church & Dwight Co., Inc.	8,574	643,650
Clorox Co. (The)	4,382	903,788
Colgate-Palmolive Co.	29,931	2,164,909
Kimberly-Clark Corp.	11,974	1,693,603
Procter & Gamble Co. (The)	87,094	10,095,936
		15,501,886

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Independent Power and Renewable Electricity Producers - 0.0%(c)
AES Corp. (The)	23,185	289,581

Industrial Conglomerates - 0.7%
3M Co.	20,083	3,141,784
General Electric Co.	305,019	2,003,975
Honeywell International, Inc.	24,952	3,639,249
Roper Technologies, Inc.	3,631	1,429,888
		10,214,896
Insurance - 1.3%
Aflac, Inc.	25,637	934,981
Allstate Corp. (The)	11,315	1,106,720
American International Group, Inc.	30,387	913,433
Aon plc, Class A	8,180	1,611,051
Arthur J Gallagher & Co.	6,514	614,140
Assurant, Inc.	2,119	217,367
Chubb Ltd.	15,824	1,929,579
Cincinnati Financial Corp.	5,303	312,612
Everest Re Group Ltd.	1,420	281,742
Globe Life, Inc.	3,479	267,953
Hartford Financial Services Group, Inc. (The)	12,590	482,071
Lincoln National Corp.	6,927	262,741
Loews Corp.	8,936	297,033
Marsh & McLennan Cos., Inc.	17,627	1,867,052
MetLife, Inc.	27,300	983,073
Principal Financial Group, Inc.	9,022	348,430
Progressive Corp. (The)	20,420	1,586,226
Prudential Financial, Inc.	14,037	855,695
Travelers Cos., Inc. (The)	9,018	964,746
Unum Group	7,206	109,171
Willis Towers Watson plc	4,488	910,615
WR Berkley Corp.	5,072	293,922
		17,150,353
Interactive Media & Services - 3.6%
Alphabet, Inc., Class A*	10,465	15,001,787
Alphabet, Inc., Class C*	10,440	14,917,925
Facebook, Inc., Class A*	84,044	18,917,464
Twitter, Inc.*	27,108	839,534
		49,676,710
Internet & Direct Marketing Retail - 2.9%
Amazon.com, Inc.*	14,540	35,512,060
Booking Holdings, Inc.*	1,457	2,388,635
eBay, Inc.	26,704	1,216,100
Expedia Group, Inc.	4,875	387,465
		39,504,260
IT Services - 3.7%
Accenture plc, Class A	22,180	4,471,932
Akamai Technologies, Inc.*	5,644	597,135
Alliance Data Systems Corp.	1,427	66,113
Automatic Data Processing, Inc.	15,117	2,214,489
Broadridge Financial Solutions, Inc.	4,001	484,521
Cognizant Technology Solutions Corp., Class A	19,125	1,013,625
DXC Technology Co.	8,942	127,066
Fidelity National Information Services, Inc.	21,463	2,979,708
Fiserv, Inc.*	19,949	2,129,955
FleetCor Technologies, Inc.*	3,031	738,927
Gartner, Inc.*	3,121	379,826
Global Payments, Inc.	10,496	1,883,927
International Business Machines Corp.	30,931	3,863,282
Jack Henry & Associates, Inc.	2,684	485,428
Leidos Holdings, Inc.	4,652	489,809
Mastercard, Inc., Class A	31,002	9,328,192
Paychex, Inc.	11,127	804,260
PayPal Holdings, Inc.*	41,008	6,356,650
VeriSign, Inc.*	3,604	789,312
Visa, Inc., Class A	59,784	11,672,228
Western Union Co. (The)	14,642	293,133
		51,169,518
Leisure Products - 0.0%(c)
Hasbro, Inc.	4,441	326,458

Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	10,810	952,793
Illumina, Inc.*	5,136	1,864,625
IQVIA Holdings, Inc.*	6,297	941,528
Mettler-Toledo International, Inc.*	851	676,545
PerkinElmer, Inc.	3,881	389,924
Thermo Fisher Scientific, Inc.	14,001	4,889,009
Waters Corp.*	2,248	449,263
		10,163,687
Machinery - 1.0%
Caterpillar, Inc.	19,297	2,318,149
Cummins, Inc.	5,348	907,021
Deere & Co.	10,994	1,672,407
Dover Corp.	5,078	493,835
Flowserve Corp.	4,573	119,355
Fortive Corp.	10,324	629,558
IDEX Corp.	2,655	423,127
Illinois Tool Works, Inc.	10,209	1,760,644
Ingersoll Rand, Inc.*	12,088	340,882
Otis Worldwide Corp.	14,168	745,945
PACCAR, Inc.	12,082	892,377
Parker-Hannifin Corp.	4,484	806,985
Pentair plc	5,865	229,556
Snap-on, Inc.	1,912	247,967
Stanley Black & Decker, Inc.	5,306	665,638
Westinghouse Air Brake Technologies Corp.	6,365	388,711
Xylem, Inc.	6,284	416,881
		13,059,038
Media - 0.9%
Charter Communications, Inc., Class A*	5,481	2,981,664
Comcast Corp., Class A	158,550	6,278,580
Discovery, Inc., Class A*	5,527	120,212
Discovery, Inc., Class C*	11,717	229,536
DISH Network Corp., Class A*	8,943	283,046
Fox Corp., Class A	12,376	361,008
Fox Corp., Class B	5,670	163,183
Interpublic Group of Cos., Inc. (The)	13,541	231,686
News Corp., Class A	13,569	166,220
News Corp., Class B	4,256	52,179
Omnicom Group, Inc.	7,599	416,349
ViacomCBS, Inc.	18,869	391,343
		11,675,006
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	50,669	459,568
Newmont Corp.	28,636	1,674,347

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Nucor Corp.	10,586	447,364
		2,581,279
Multiline Retail - 0.4%
Dollar General Corp.	8,887	1,701,949
Dollar Tree, Inc.*	8,265	808,900
Kohl’s Corp.	5,474	105,210
Nordstrom, Inc.	3,747	60,439
Target Corp.	17,699	2,165,119
		4,841,617
Multi-Utilities - 0.7%
Ameren Corp.	8,594	642,230
CenterPoint Energy, Inc.	17,537	311,808
CMS Energy Corp.	9,914	580,762
Consolidated Edison, Inc.	11,611	871,522
Dominion Energy, Inc.	28,748	2,443,867
DTE Energy Co.	6,705	721,257
NiSource, Inc.	13,047	310,910
Public Service Enterprise Group, Inc.	17,661	901,417
Sempra Energy	9,850	1,244,154
WEC Energy Group, Inc.	11,013	1,010,222
		9,038,149
Oil, Gas & Consumable Fuels - 1.7%
Apache Corp.	13,132	141,694
Cabot Oil & Gas Corp.	14,251	282,740
Chevron Corp.	66,039	6,055,776
Concho Resources, Inc.	7,021	382,785
ConocoPhillips	38,322	1,616,422
Devon Energy Corp.	13,516	146,108
Diamondback Energy, Inc.	5,628	239,640
EOG Resources, Inc.	20,319	1,035,659
Exxon Mobil Corp.	147,774	6,719,284
Hess Corp.	9,048	429,509
HollyFrontier Corp.	5,186	163,100
Kinder Morgan, Inc.	68,028	1,074,842
Marathon Oil Corp.	27,937	149,184
Marathon Petroleum Corp.	22,676	796,835
Noble Energy, Inc.	16,700	145,791
Occidental Petroleum Corp.	31,199	404,027
ONEOK, Inc.	14,426	529,290
Phillips 66	15,525	1,214,986
Pioneer Natural Resources Co.	5,783	529,723
Valero Energy Corp.	14,344	955,884
Williams Cos., Inc. (The)	42,330	864,802
		23,878,081
Personal Products - 0.1%
Coty, Inc., Class A	10,326	37,483
Estee Lauder Cos., Inc. (The), Class A	7,774	1,535,132
		1,572,615
Pharmaceuticals - 3.0%
Bristol-Myers Squibb Co.	81,869	4,889,217
Eli Lilly and Co.	29,511	4,513,707
Johnson & Johnson	91,908	13,671,315
Merck & Co., Inc.	88,913	7,177,057
Mylan NV*	18,021	307,618
Perrigo Co. plc	4,754	260,377
Pfizer, Inc.	193,277	7,381,249
Zoetis, Inc.	16,632	2,318,335
		40,518,875
Professional Services - 0.2%
Equifax, Inc.	4,232	649,866
IHS Markit Ltd.	14,003	972,648
Nielsen Holdings plc	12,428	172,625
Robert Half International, Inc.	4,098	207,933
Verisk Analytics, Inc.	5,721	987,902
		2,990,974
Real Estate Management & Development - 0.0%(c)
CBRE Group, Inc., Class A*	11,694	514,302

Road & Rail - 0.7%
CSX Corp.	27,155	1,943,755
JB Hunt Transport Services, Inc.	2,980	356,617
Kansas City Southern	3,462	521,100
Norfolk Southern Corp.	9,107	1,623,687
Old Dominion Freight Line, Inc.	3,350	573,151
Union Pacific Corp.	24,245	4,118,256
		9,136,566
Semiconductors & Semiconductor Equipment - 3.0%
Advanced Micro Devices, Inc.*	40,849	2,197,676
Analog Devices, Inc.	12,864	1,452,989
Applied Materials, Inc.	32,262	1,812,479
Broadcom, Inc.	13,857	4,036,128
Intel Corp.	151,925	9,560,640
KLA Corp.	5,513	970,068
Lam Research Corp.	5,071	1,387,781
Maxim Integrated Products, Inc.	9,454	545,307
Microchip Technology, Inc.	8,345	801,287
Micron Technology, Inc.*	38,663	1,852,344
NVIDIA Corp.	21,373	7,587,842
Qorvo, Inc.*	4,055	424,721
QUALCOMM, Inc.	39,881	3,225,575
Skyworks Solutions, Inc.	5,954	705,787
Texas Instruments, Inc.	32,648	3,876,624
Xilinx, Inc.	8,781	807,413
		41,244,661
Software - 5.6%
Adobe, Inc.*	16,909	6,537,019
ANSYS, Inc.*	2,991	846,453
Autodesk, Inc.*	7,689	1,617,612
Cadence Design Systems, Inc.*	9,802	894,825
Citrix Systems, Inc.	4,013	594,406
Fortinet, Inc.*	4,954	689,597
Intuit, Inc.	9,092	2,639,589
Microsoft Corp.	266,400	48,817,800
NortonLifeLock, Inc.	20,026	456,192
Oracle Corp.	75,657	4,068,077
Paycom Software, Inc.*	1,714	509,452
salesforce.com, Inc.*	30,978	5,414,645
ServiceNow, Inc.*	6,586	2,554,907
Synopsys, Inc.*	5,250	949,777
		76,590,351
Specialty Retail - 1.6%
Advance Auto Parts, Inc.	2,425	337,851
AutoZone, Inc.*	833	956,167
Best Buy Co., Inc.	7,951	620,893
CarMax, Inc.*	5,742	505,583
Gap, Inc. (The)	7,430	66,127
Home Depot, Inc. (The)	38,101	9,467,336
L Brands, Inc.	8,109	131,285
Lowe’s Cos., Inc.	26,772	3,489,730
O’Reilly Automotive, Inc.*	2,641	1,101,931
Ross Stores, Inc.	12,634	1,224,993
Tiffany & Co.	3,775	483,691
TJX Cos., Inc. (The)	42,347	2,234,228
Tractor Supply Co.	4,137	504,797

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Ulta Beauty, Inc.*	2,002	488,508
		21,613,120
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	145,868	46,377,272
Hewlett Packard Enterprise Co.	45,192	438,814
HP, Inc.	51,755	783,571
NetApp, Inc.	7,968	354,895
Seagate Technology plc	8,076	428,351
Western Digital Corp.	10,388	460,915
Xerox Holdings Corp.	6,494	103,125
		48,946,943
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands, Inc.	12,633	124,561
NIKE, Inc., Class B	43,518	4,290,004
PVH Corp.	2,590	117,767
Ralph Lauren Corp.	1,737	131,161
Tapestry, Inc.	9,636	131,050
Under Armour, Inc., Class A*	6,571	57,496
Under Armour, Inc., Class C*	6,800	53,448
VF Corp.	11,435	641,504
		5,546,991
Tobacco - 0.5%
Altria Group, Inc.	65,244	2,547,778
Philip Morris International, Inc.	54,339	3,986,309
		6,534,087
Trading Companies & Distributors - 0.1%
Fastenal Co.	20,031	826,479
United Rentals, Inc.*	2,624	364,447
WW Grainger, Inc.	1,527	472,790
		1,663,716
Water Utilities - 0.1%
American Water Works Co., Inc.	6,316	802,132

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc.*	13,297	1,330,232

TOTAL COMMON STOCKS (Cost $860,332,627)		883,056,422

SECURITIES LENDING REINVESTMENTS(d) - 0.0%(c)

INVESTMENT COMPANIES - 0.0%(c)
BlackRock Liquidity FedFund, Institutional Class 0.11% (Cost $190,054)	190,054	190,054

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 30.9%

REPURCHASE AGREEMENTS(e) - 9.1%
Repurchase Agreements with various counterparties, rate 0.05%, dated 5/29/2020, due 6/1/2020, total to be received $124,975,261 (Cost $124,974,743)	124,974,743	124,974,743

U.S. TREASURY OBLIGATIONS - 21.8%
U.S. Treasury Bills
0.02%, 6/25/2020(f)	200,000,000	199,985,000
0.06%, 9/24/2020(f)	100,000,000	99,948,090
TOTAL U.S. TREASURY OBLIGATIONS (Cost $299,977,500)		299,933,090

TOTAL SHORT-TERM INVESTMENTS (Cost $424,952,243)		424,907,833

Total Investments - 95.2% (Cost $1,285,474,924)		1,308,154,309
Other Assets Less Liabilities - 4.8%		65,239,875
Net Assets - 100.0%		1,373,394,184

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $464,091,538.
(b)

The security or a portion of this security is on loan at May 31, 2020. The total value of securities on loan at May 31, 2020 was $195,281, collateralized in the form of cash with a value of $190,054 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $14,639 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% — 8.75%, and maturity dates ranging from August 15, 2020 — May 15, 2048; a total value of $204,693.

(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2020. The total value of securities purchased was $190,054.
(e)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)	The rate shown was the current yield as of May 31, 2020.

As of May 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$237,243,997
Aggregate gross unrealized depreciation	(473,484,800)
Net unrealized depreciation	$(236,240,803)
Federal income tax cost	$1,481,208,850

See accompanying notes to the financial statements.

Futures Contracts Purchased

UltraPro S&P500® had the following open long futures contracts as of May 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	665	6/19/2020	USD	$101,021,813	$12,197,699

Swap Agreements(a)

UltraPro S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2020:

Notional Amount ($)	Termination Date(b)	Counterparty	Rate Paid (Received)(c)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(d) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(e) ($)
151,781,439	12/7/2020	Bank of America NA	(0.38)%	S&P 500®	(67,408,418)	—	67,408,418	—
81,328,742	11/8/2021	BNP Paribas SA	0.77%	S&P 500®	(133,778,234)	133,761,845	16,389	—
481,408,918	11/6/2020	Citibank NA	0.39%	S&P 500®	10,355,207	—	(8,020,000)	2,335,207
744,263,776	11/8/2021	Credit Suisse International	0.47%	S&P 500®	5,839,344	—	(3,680,000)	2,159,344
325,582,866	3/8/2021	Goldman Sachs International	0.64%	S&P 500®	85,802,414	(85,802,414)	—	—
23,368,124	11/8/2021	Morgan Stanley & Co. International plc	0.23%	S&P 500®	(500,870)	—	500,870	—
822,712,600	1/6/2021	Societe Generale	0.47%	S&P 500®	(29,375,682)	28,982,476	393,206	—
505,924,746	11/8/2021	UBS AG	0.72%	S&P 500®	53,682,278	(52,515,604)	—	1,166,674

3,136,371,211					(75,383,961)
				Total Unrealized Appreciation	155,679,243
				Total Unrealized Depreciation	(231,063,204)

(a)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(b)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(c)

Reflects the floating financing rate, as of May 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(d)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(e)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD	U.S. Dollar

See accompanying notes to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the one hundred fourteen funds listed below

Opinions on the Financial Statements

With respect to each of the funds designated with a number “(1)”, we have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio investments, as of May 31, 2020, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for the periods listed below (included in Item 1 of this Form N-CSR) and the schedules of portfolio investments (included in Item 6 of this Form N-CSR) as of May 31, 2020 (collectively referred to as the “financial statements”), and with respect to each of the funds designated with a number “(2)”, we have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments as of May 31, 2020, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for the periods listed below (included in Item 1 of this Form N-CSR) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the funds listed below (constituting ProShares Trust, hereafter collectively referred to as the “Funds”) as of May 31, 2020, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for the periods listed below in conformity with accounting principles generally accepted in the United States of America.

(A)       Statement of assets and liabilities, including schedule of portfolio investments (or summary schedule of portfolio investments), as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statements of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for the each of the periods indicated therein.

(B)       Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2020, the related statement of operations for the year ended May 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended May 31, 2020 and for the period July 13, 2018 (commencement of investment operations) through May 31, 2019, including the related notes.

(C)       Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2020, the related statement of operations for the year ended May 31, 2020 and statement of changes in net assets and the financial highlights for the year ended May 31, 2020 and for the period November 5, 2018 (commencement of investment operations) through May 31, 2019, including the related notes.

(D)       Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 5, 2019 (commencement of investment operations) through May 31, 2020.

(E)        Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2020, the related statement of operations for the year ended May 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended May 31, 2020 and for the period January 15, 2019 (commencement of investment operations) through May 31, 2019, including the related notes.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 27, 2020

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

(b)         Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)         There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ProShares Trust

By:	/s/ Todd B. Johnson
Todd B. Johnson
President
August 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Todd B. Johnson
Todd B. Johnson
President
August 6, 2020

By:	/s/ Troy A. Sheets
Troy A. Sheets
Treasurer
August 6, 2020